UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Caroline Kraus, Esq.	Copies to:
Goldman Sachs & Co. LLC	Geoffrey R.T. Kenyon, Esq.
200 West Street	Dechert LLP
New York, New York 10282	100 Oliver Street
40th Floor
Boston, MA 02110-2605

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: March 31

Date of reporting period: March 31, 2019

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Annual Report to Shareholders is filed herewith.

Goldman Sachs Funds

Annual Report	March 31, 2019

Long Short Credit Strategies

It is our intention that beginning on January 1, 2021, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and certain communications from the Fund electronically by calling the applicable toll-free number below or by contacting your financial intermediary.

You may elect to receive all future shareholder reports in paper free of charge. If you hold shares of the Fund directly with the Fund’s transfer agent, you can inform the transfer agent that you wish to receive paper copies of reports by calling toll-free 800-621-2550 for Institutional, Service, Class R6 and Class P shareholders or 800-526-7384 for all other shareholders. If you hold shares of a Fund through a financial intermediary, please contact your financial intermediary to make this election. Your election to receive reports in paper will apply to all Goldman Sachs Funds held in your account if you invest through your financial intermediary or all Goldman Sachs Funds held with the Fund’s transfer agent if you invest directly with the transfer agent.

Goldman Sachs Long Short Credit Strategies Fund

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

What Differentiates Goldman Sachs Long Short Credit Strategies Fund’s Investment Process?

The Goldman Sachs Long Short Credit Strategies Fund (the “Fund”) seeks an absolute return comprised of income and capital appreciation.

The Fund uses a bottom-up, fundamental approach with a focus on high conviction ideas across the corporate credit spectrum. Inefficiencies in the credit markets may provide attractive opportunities for investors. The Fund seeks to capitalize on these through an unconstrained approach, security selection and providing active downside management.

∎	The Fund is not limited by the traditional constraints of a benchmark strategy.

∎	The Fund uses a flexible and dynamic strategy that allows it to invest across the spectrum of corporate credit while seeking what we believe are the most attractive risk-adjusted return opportunities.

∎	The Fund invests across the spectrum of corporate credit including high yield, investment grade, bank loans, convertibles and preferred equity.

∎	The Fund seeks to identify issuers that offer compelling value through bottom-up security selection, with a focus on capital preservation.

∎	The Fund’s investment approach allows for flexibility in security selection, irrespective of industry, ratings and maturity constraints.

∎	The Fund manages long and short exposures to potentially generate absolute returns. A hedged approach allows the Fund to deploy tactical portfolio tilts via high yield index shorts.

∎	Dynamic portfolio management may enhance downside mitigation while providing investors access to security selection expertise.

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PORTFOLIO RESULTS

Goldman Sachs Long Short Credit Strategies Fund

Investment Objective

The Fund seeks an absolute return comprised of income and capital appreciation.

Portfolio Management Discussion and Analysis

Effective March 4, 2019, the Goldman Sachs Opportunistic Corporate Credit Portfolio Management Team assumed portfolio management responsibility for the Goldman Sachs Long Short Credit Strategies Fund (the “Fund”) from the Goldman Sachs Asset Management Credit Alternatives Portfolio Management Team. Below, the Goldman Sachs Opportunistic Corporate Credit Portfolio Management Team discusses the Fund’s performance and positioning for the 12-month period ended March 31, 2019 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional, Investor, Class R and Class R6 Shares generated average annual total returns, without sales charges, of 0.61%, -0.25%, 0.84%, 0.75%, 0.24% and 0.85%, respectively. These returns compare to the 2.48% average annual total return of the Fund’s benchmark, the ICE BofAML U.S. Dollar Three-Month LIBOR Constant Maturity Index (the “Index”), during the same time period.

For the period since their inception on April 20, 2018 through March 31, 2019, the Fund’s Class P Shares generated a cumulative total return of -0.07%. This return compares to the 2.36% cumulative total return of the Index during the same time period.

Because the composition of the Index (e.g., short-term cash securities) is not comparable to the range of instruments in which the Fund may transact (e.g., various credit-related instruments), references to the Index are for informational purposes only and not an indication of how the Fund is managed.

Q	What economic and market factors most influenced the corporate credit markets as a whole during the Reporting Period?

A	As the Reporting Period began with the second quarter of 2018, U.S. credit markets, specifically U.S. high yield corporate credit, as measured by the Bloomberg Barclays U.S. Corporate High Yield Index, delivered a positive total return despite risk-off, or heightened risk-averse, market sentiment. Light new issuance contributed to U.S. high yield corporate credit’s outperformance of U.S. investment grade corporate credit, which had experienced high new supply in the earlier months of 2018. New issuance of U.S. high yield corporate credit amounted to $53.5 billion in the second calendar quarter, the lowest quarterly volume since the final quarter of 2016. A total of $1.5 billion of U.S. high yield bonds defaulted — the lowest quarterly amount since the final quarter of 2013. Despite faring better than other spread, or non-government bond, sectors, including U.S. investment grade corporate credit and U.S. bank loans, U.S. high yield corporate credit underperformed the U.S. equity market, as measured by the S&P 500 Index, during the second quarter of 2018.

U.S. high yield corporate credit generated positive returns again in the third quarter of 2018, enjoying its best quarter since the first quarter of 2017. Despite a rise in interest rates, positives for the high yield sector included easing pressure on emerging market currencies, encouraging developments on trade (excluding China), climbing oil prices and the slowest pace of issuance since 2009. Further, during the third quarter of 2018, a total of $2.3 billion of U.S. high yield corporate credit defaulted, which was the second lowest quarterly total since the fourth quarter of 2013, a span that saw an average $13.5 billion default per quarter. The par-weighted U.S. high yield default rate at the end of September 2018 was 2.02%. (Typically, a coupon bond is priced at par when first issued. When the price equals 100% of par, the coupon rate equals the promised yield to maturity. The default rate is calculated by summing the par amount of high yield debt that has gone into default over a 12-month period and dividing that amount by the average size of the high yield market over the same period of time.) For the quarter, new issuance volume totaled $42.1 billion of U.S. high yield corporate credit, which was the lowest since the fourth quarter of 2011, a period of

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PORTFOLIO RESULTS

approximately seven years that averaged $83 billion in new volume per quarter. All that said, high yield significantly underperformed the U.S. equity market, as measured by the S&P 500 Index, but outperformed bank loans, as measured by the Credit Suisse Leveraged Loan Index, for the third quarter of 2018.

U.S. high yield corporate credit then experienced a sharp sell-off during the fourth quarter of 2018, delivering a negative total return that marked its weakest quarterly return since the third quarter of 2016 when the sector was grappling with a significant oil price shock. Perceptions of slowing global economic growth, along with dramatic equity and oil price declines, as well as outflows from the sector contributed to weak performance. A $7.2 billion outflow from the sector in December 2018 marked the tenth largest monthly outflow on record, following a $3.6 billion outflow in November and a $9.4 billion outflow in October, the latter the sixth highest monthly outflow on record. Fourth quarter 2018 gross new issuance volume totaled $19 billion, a 10-year quarterly low. Net issuance stood at approximately $31.4 billion. For the fourth quarter of 2018, high yield bonds underperformed the S&P 500 Index and the Credit Suisse Leveraged Loan Index.

U.S. high yield corporate credit rebounded to deliver a strong positive return in the first quarter of 2019. The pause in the Federal Reserve’s (the “Fed”) interest rate hiking cycle, progress on trade talks with China and anticipation of a lengthier credit cycle buoyed investor sentiment for high yield assets. High yield issuance totaled a 12-month high of $26.6 billion in March 2019. Even as five companies filed for bankruptcy, impacting $1.9 billion of bonds in March 2019, the par-weighted U.S. high yield default rate declined to end the quarter at 0.94%, the lowest high yield default rate since March 2014. High yield funds reported a $1.9 billion inflow for the month, the third consecutive monthly inflow but only the fifth month of inflows in the 18 months ending March 2019.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	As a part of our investment philosophy, we apply a value-oriented approach to credit market investing, with a focus on capital preservation via high conviction ideas. Consistent with the cornerstone of our fundamentally-based investment process focused on bottom-up security selection, the Fund’s performance during the Reporting Period was attributable to individual security selection.

We maintained our focus on corporate fundamentals and earnings during the Reporting Period. The Fund’s long positioning in communications, energy and capital goods credits contributed positively. The largest individual contributors during the Reporting Period included long positions in Weatherford International, Transocean and Sprint.

Conversely, the Fund’s long positioning in the consumer cyclical, industrials and consumer non-cyclical sectors detracted from performance. The largest individual detractors during the Reporting Period were the Fund’s positions in J.C. Penney, Adient Global Holdings and Rite Aid. The Fund’s tactical short position in a high yield credit default swap index, a position taken in an effort to mitigate risk and serve as a portfolio market hedge, also detracted from its results during the Reporting Period as spreads tightened. The Fund’s interest rate swaps, which are used to hedge duration, detracted from performance as well.

Importantly, since the Fund’s portfolio is constructed through bottom-up, fundamental research and not relative to a benchmark, there is no requirement to hold issues from any single company or sector.

Q	Which segments of the corporate credit sector most significantly affected Fund performance?

A	The corporate credit markets, as mentioned earlier, broadly rallied during the Reporting Period, driven largely, in our view, by generally healthy fundamentals. U.S. high yield corporate bonds and bank loans were among the strongest performers during the Reporting Period, as spreads narrowed. Our ability to identify select issuers within the corporate credit sector contributed positively to the Fund’s performance during the Reporting Period.

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A

The Fund does not use duration and yield curve positioning as active management strategies within its investment process. (Duration is a measure of the Fund’s sensitivity to changes in interest rates. Yield curve is a spectrum of interest rates within a particular sector based on maturities of varying lengths.) Indeed, we maintained a low duration profile within the Fund’s portfolio, which may reduce sensitivity to rising interest rates. (Duration is a measure of the Fund’s sensitivity to changes in interest rates.) At the same time, the Fund does implement interest rate swaps to hedge the interest rate risk

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PORTFOLIO RESULTS

of certain bonds, thereby limiting the Fund’s exposure to changes in interest rates. The Fund’s interest rate swap positions detracted from its performance during the Reporting Period.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund used credit default swaps via a short position in a credit default swap high yield index to tactically hedge market risk, which detracted from performance. The Fund used interest rate swaps to hedge the interest rate risk of certain bonds, thereby limiting the Fund’s exposure to changes in interest rates. As previously discussed, interest rate swaps also detracted from Fund performance during the Reporting Period.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	During the Reporting Period, we continued to pursue investment opportunities based on fundamental, bottom-up research, which, in our view, offered compelling risk-adjusted return potential.

We favored secured indebtedness, including high yield and select bank loans, and kept these allocations largely unchanged during the Reporting Period. We also found what we considered to be compelling opportunities amongst short duration bonds, especially toward the very short-term end of the yield curve, or spectrum of maturities. (Yield curve is a spectrum of interest rates based on maturities of varying lengths.) We maintained our favor toward short-dated high yield credit securities, which, in our view, offered attractive risk-adjusted yields and some insulation from increases in interest rates. We believe these securities are attractive for maintaining yield while limiting overall interest rate exposure, particularly given Fed interest rate hikes through the first three quarters of the Reporting Period.

We modestly increased the Fund’s short position in a credit default swap high yield index toward the end of the Reporting Period, as a reflection of our cautious view. We believe we will continue to see increased market volatility as 2019 progresses. One of the key tenets of our investment philosophy is capital preservation, which leads us to take a more defensive, cautious position given certain market conditions. We also believe our hedged approach may provide for active downside management for investors seeking to mitigate market risk and volatility.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	Effective March 4, 2019, Brendan McGovern no longer served as a portfolio manager for the Fund. Effective the same date, Ashish Shah, Managing Director and Co-Chief Investment Officer of Global Fixed Income, became a portfolio manager for the Fund, joining Salvatore Lentini, Managing Director, who continued to serve as a portfolio manager for the Fund. Salvatore, also Head of Opportunistic Corporate Credit, has managed the Fund since 2014 and had managed the predecessor fund since its inception in 2009.

Q	How was the Fund positioned at the end of March 2019?

A	Through most of 2018, the Fund remained focused on higher quality issuers amid rising U.S. interest rates and higher volatility related to geopolitical uncertainty. We believe a focus on fundamentals and security selection may well be increasingly important in the credit picker’s market seen at the end of the Reporting Period. While we continued to see value in the credit markets, we believed the Fund’s ability to be flexible across the spectrum of corporate credit allowed us to capitalize on changing market conditions.

Indeed, at the end of the Reporting Period, we were less constructive on traditional high yield debt given tightening spread levels related to the broad first quarter 2019 rally. We were thus focusing our efforts toward the end of the Reporting Period on the leveraged loan market. We have identified what we believe are a number of attractive opportunities driven by dislocations in the market due to heightened technical, or supply/demand, dynamics, thus increasing the Fund’s allocation to bank loans. Heightened technical dynamics were seen across the U.S. loan market in 2018, especially in the fourth quarter. In recent years, the growth of fixed income funds and exchange-traded funds has surged, thereby creating increased technical dynamics and volatility in the market. We believe these technical dynamics have created a persistent inefficiency in the corporate credit markets. We view this as a source of opportunity, as we seek to take advantage of tactical credit investment opportunities with a focus on identifying positions that have sound corporate fundamentals and are mispriced as a result of technical dynamics and fund flows.

Reflecting these views, as of March 31, 2019, approximately 38% of the Fund’s total net assets was invested in unsecured debt obligations, 9% in secured debt obligations, 24% in bank loans, 6% in investment grade corporate bonds, less

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PORTFOLIO RESULTS

than 1% in preferred and other equity securities and 23% in cash and cash equivalents. The Fund’s notional derivative exposure, calculated as a percentage of total net assets, was -40% in a credit default swap high yield index. The Fund had a total of 145 holdings at March 31, 2019, with the Fund’s top long corporate issuers, as measured by a percentage of total net assets invested, being Transdigm, Prime Security Services Borrower and Athena Health.

Q	What is the Fund’s tactical view and strategy for the months ahead?

A	At the end of the Reporting Period, we believed we may continue to see heightened market volatility, largely due to shifting macroeconomic concerns that may be creating, in our view, opportunities across credit. We believe managers with a flexible approach are in the best position to source these opportunities as well as to navigate the cycle going forward.

We believe one such source of opportunity in the months ahead may be the potential for an investment grade downgrade cycle. (A downgrade is a negative change in the rating of a security. This situation occurs when analysts feel that the prospects for the security have weakened from the original recommendation, usually due to a material and fundamental change in the company’s operations, future outlook or industry.) The investment grade corporate bond market is an approximately $5 trillion market, with BBB-rated securities comprising approximately 50% or $2.5 trillion. To compare, the high yield corporate bond market is one of approximately $1.2 trillion. If we experience a traditional downgrade cycle, we could see a material amount of investment grade issuers migrate to high yield, potentially nearly doubling the size of the high yield market.

Given this view, we believe a sound approach, grounded in fundamentals with a focus on capital preservation, may offer a compelling means to navigate the current and anticipated market environment in the months ahead. We believe heightened volatility may lead to periods of technical dislocations in the market, which may provide for attractive single-name investing opportunities. We also intend to continue dynamically adjusting the Fund’s short position in a high yield credit default swap index, a position taken in an effort to mitigate risk during periods of market volatility and sell-offs.

As always, we intend to remain disciplined in our approach focused on credit selection. Our investment team has been identifying what we view as several investment opportunities in the new issue debt market, as we have seen what we consider to be attractive price entry points. Overall, we believe the Fund’s ability to be flexible across the corporate credit spectrum — high yield, loans, bank loans and investment grade credit — enables the Fund to step in and seek to take advantage of market opportunities when inefficiencies arise as well as to capitalize on changing market conditions.

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FUND BASICS

Long Short Credit Strategies Fund

as of March 31, 2019

PERFORMANCE REVIEW

April 1, 2018– March 31, 2019	Fund Total Return (based on NAV)[1]	ICE BofAML U.S. Dollar Three-Month LIBOR Constant Maturity Index[2]	30-Day Standardized Subsidized Yield[3]	30-Day Standardized Unsubsidized Yield[3]

Class A	0.61%	2.48%	3.73%	2.66%
Class C	-0.25	2.48	3.13	2.02
Institutional	0.84	2.48	4.22	3.10
Investor	0.75	2.48	4.13	3.01
Class R	0.24	2.48	3.63	2.50
Class R6	0.85	2.48	4.22	3.10

April 20, 2018– March 31, 2019

Class P	-0.07%	2.36%	4.23%	3.10%

[1]	The net asset value (“NAV”) represents the net assets of the Fund (ex-dividend) divided by the total number of shares outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The ICE BofAML U.S. Dollar Three-Month LIBOR Constant Maturity Index (the “BofA/Merrill Lynch Index”) tracks the performance of a synthetic asset paying LIBOR to a stated maturity. The BofA/Merrill Lynch Index is based on the assumed purchase at par of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day’s fixing rate. That issue is assumed to be sold the following business day (priced at a yield equal to the current day fixing rate) and rolled into a new instrument. It is not possible to invest directly in an index.

[3]	The method of calculation of the 30-Day Standardized Subsidized Yield is mandated by the Securities and Exchange Commission and is determined by dividing the net investment income per share earned during the last 30 days of the period by the maximum public offering price (“POP”) per share on the last day of the period. This number is then annualized. The 30-Day Standardized Subsidized Yield reflects fee waivers and/or expense reimbursements recorded by the Fund during the period. Without waivers and/or reimbursements, yields would be reduced. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not adjust for any fee waivers and/or expense reimbursements in effect. If the Fund does not incur any fee waivers and/or expense reimbursements during the period, the 30-Day Standardized Subsidized Yield and 30-Day Standardized Unsubsidized Yield will be identical.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

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FUND BASICS

STANDARDIZED TOTAL RETURNS[4]

For the period ended 3/31/19	One Year	Five Years	Since Inception	Inception Date

Class A	-3.18%	N/A	-0.48%	4/30/14
Class C	-1.25	N/A	-0.47	4/30/14
Institutional[5]	0.84	0.67%	4.48	6/15/09
Investor	0.75	N/A	0.53	4/30/14
Class P	N/A	N/A	-0.07	4/20/18
Class R	0.24	N/A	0.03	4/30/14
Class R6	0.85	N/A	0.17	11/30/17

[4]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect the maximum initial sales charge of 3.75% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1.00% if redeemed within 12 months of purchase). Because Institutional, Investor, Class P, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

[5]	The average annual total return figures for the Fund’s Institutional Shares, which do not impose an initial sales charge, do not reflect an initial sales charge for the periods shown. Prior to March 24, 2014 (the effective date of the reorganization of the Goldman Sachs Credit Strategies Fund (the “Predecessor Fund”) into the Fund), the maximum initial sales charge applicable to sales of Common Shares of the Predecessor Fund was 2.50%, which is not reflected in the average annual total return figures shown. The Predecessor Fund commenced operations on June 15, 2009.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the period shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Effective at the close of business on March 21, 2014, the Goldman Sachs Credit Strategies Fund (the “Predecessor Fund”), a closed-end management investment company that was operated as an “interval fund,” was reorganized with and into the Fund, with shareholders of the Predecessor Fund receiving Institutional Shares of the Fund upon consummation of the reorganization. Because the Predecessor Fund was the accounting survivor, the Fund has assumed the Predecessor Fund’s historical performance. The performance information for the Fund’s Institutional Shares shown in this report is for the Predecessor Fund for the period prior to March 24, 2014, and reflects the Predecessor Fund’s investment strategies and policies. However, the Fund’s current investment strategies and policies, including the ability to implement short positions, are different from those of the Predecessor Fund. As a result, the Fund’s performance may differ substantially from what is shown for periods prior to March 24, 2014.

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FUND BASICS

EXPENSE RATIOS[6]

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.47%	1.58%
Class C	2.22	2.33
Institutional	1.13	1.24
Investor	1.22	1.33
Class P	1.12	1.23
Class R	1.72	1.83
Class R6	1.12	1.23

[6]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least July 29, 2019, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

FUND COMPOSITION[7]

Percentage of Net Assets

[7]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

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FUND BASICS

TOP TEN INDUSTRY ALLOCATIONS[8]

As of March 31, 2019	Percentage of Net Assets

Automotive	7.3%
Oil Field Services	7.3
Health Care – Services	6.1
Media	5.8
Telecommunication Services	3.7
Packaging	3.5
Chemicals	3.4
Diversified Financial Services	2.8
Pharmaceuticals	2.8
Real Estate Investment Trust	2.6

[8]The	percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. The above table depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

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GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

Performance Summary

March 31, 2019

The following graph shows the value, as of March 31, 2019, of a $1,000,000 investment made on June 15, 2009 (the date on which the Predecessor Fund commenced operations) in Institutional Shares at NAV. The performance data in the graph for the Fund’s Institutional Shares, which do not impose an initial sales charge, do not reflect an initial sales charge for the period shown. Prior to March 24, 2014 (the effective date of the reorganization of the Predecessor Fund into the Fund), the maximum initial sales charge applicable to sales of Common Shares of the Predecessor Fund was 2.50%, which is not reflected in the following graph. For comparative purposes, the performance of the Fund’s benchmark, the ICE BofAML U.S. Dollar Three-Month LIBOR Constant Maturity Index, is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations may cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class C, Investor, Class P, Class R and Class R6 Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decisions regarding issuer/industry/country investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and repurchase cash flows affecting the Fund.

Long Short Credit Strategies Fund’s Lifetime Performance

Performance of a $1,000,000 investment, with distributions reinvested, from June 15, 2009 through March 31, 2019.

Average Annual Total Return through March 31, 2019	One Year	Five Years	Since Inception*
Class A (Commenced April 30, 2014)
Excluding sales charges	0.61%	N/A	0.30%
Including sales charges	-3.18%	N/A	-0.48%

Class C (Commenced April 30, 2014)
Excluding contingent deferred sales charges	-0.25%	N/A	-0.47%
Including contingent deferred sales charges	-1.25%	N/A	-0.47%

Institutional (Commenced June 15, 2009)**	0.84%	0.67%	4.48%

Investor (Commenced April 30, 2014)	0.75%	N/A	0.53%

Class P (Commenced April 20, 2018)	N/A	N/A	-0.07%***

Class R (Commenced April 30, 2014)	0.24%	N/A	0.03%

Class R6 (Commenced November 30, 2017)	0.85%	N/A	0.17%

*	The since-inception return for Institutional Shares is from the date on which the Predecessor Fund commenced operations, June 15, 2009.
**	Effective at the close of business on March 21, 2014, the Predecessor Fund, a closed-end management investment company that was operated as an “interval fund,” was reorganized with and into the Fund, with shareholders of the Predecessor Fund receiving Institutional Shares of the Fund upon consummation of the reorganization. Because the Predecessor Fund was the accounting survivor, the Fund has assumed the Predecessor Fund’s historical performance. The performance information shown in this report is for the Predecessor Fund for the period prior to March 24, 2014, and reflects the Predecessor Fund’s investment strategies and policies. However, the Fund’s current investment strategies and policies, including the ability to implement short positions, are different from those of the Predecessor Fund. As a result, the Fund’s performance may differ substantially from what is shown for periods prior to March 24, 2014.
***	Total return for periods less than one year represents cumulative total return.

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GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

Schedule of Investments

March 31, 2019

Principal Amount		Interest Rate	Maturity Date	Value

Secured Debt Obligations – 38.0%
Bank Loans(a) – 24.3%
Aerospace(b) – 1.6%
TransDigm, Inc. (B+/Ba2) (1M LIBOR + 2.500%)
$1,927,906		4.999%	06/09/23	$1,881,155

Automotive – 1.9%
American Axle & Manufacturing, Inc. (BB/Ba2)(b) (1M LIBOR + 2.250%)
596,522		3.820	04/06/24	582,104
Navistar International Corp. (BB-/Ba3)(b) (1M LIBOR + 3.500%)
1,397,408		6.000	11/06/24	1,391,007
Panther BF Aggregator 2 LP/Panther Finance Co., Inc. (NR/NR)(c)
298,000		3.500	03/18/26	294,463

				2,267,574

Chemicals(b) – 1.5%
Consolidated Energy Finance SA (NR/Ba2) (1M LIBOR + 2.500%)
1,515,944		4.989	05/07/25	1,462,886
Platform Specialty Products Corp. (BB/Ba2) (1M LIBOR + 2.250%)
133,665		2.250	01/30/26	132,412
The Chemours Co. (BBB-/Baa3) (1M LIBOR + 1.750%)
245,923		4.250	04/03/25	242,925

				1,838,223

Construction Machinery(b) – 0.7%
Accudyne Industries LLC (B/B3) (1M LIBOR + 3.000%)
389,441		5.499	08/18/24	388,899
TEX Operations Co. LLC (BBB-/Ba1) (1M LIBOR + 2.000%)
481,768		4.499	08/04/23	475,809

				864,708

Consumer Cyclical Services(b) – 2.2%
First Data Corp. (BB/Ba2) (1M LIBOR + 2.000%)
367,119		4.486	07/08/22	366,194
(1M LIBOR + 2.000%)
1,044,309		4.486	04/26/24	1,041,030
Prime Security Services Borrower LLC (BB-/Ba3) (1M LIBOR + 2.750%)
1,304,085		2.750	05/02/22	1,288,931

				2,696,155

Consumer Products(b) – 0.7%
Energizer Holdings, Inc. (BB+/Ba1) (3M LIBOR + 2.250%)
806,182		4.813	12/17/25	796,105

Diversified Manufacturing(b) – 0.5%
AI Aqua Merger Sub, Inc. (B/B2) (1M LIBOR + 3.250%)
633,091		5.749	12/13/23	606,258

Food & Beverage(b) – 0.7%
Dole Food Co., Inc. (B/B1) (1M LIBOR + 2.750%)
869,890		5.246	04/06/24	827,701

Health Care – Services(b) – 3.9%
Envision Healthcare Corp. (B+/B1) (1M LIBOR + 3.750%)
1,025,430		6.249	10/10/25	957,926

Secured Debt Obligations – (continued)
Health Care – Services(b) – (continued)
Greenway Health LLC (B/B3) (3M LIBOR + 3.750%)
$886,272		6.350%	02/14/24	$815,370
Kindred Healthcare, Inc. (B+/B3) (1M LIBOR + 5.000%)
771,125		7.500	06/19/25	753,775
VVC Holding Corp. (B/B2) (3M LIBOR + 4.500%)
2,213,000		7.197	02/11/26	2,179,805

				4,706,876

Insurance(b) – 1.0%
Hub International Ltd. (B/B2) (3M LIBOR + 2.750%)
1,196,986		5.515	04/25/25	1,156,085

Internet – 0.2%
Rackspace Hosting, Inc. (BB-/B1)
288,208		4.000	11/03/23	269,278

Media – Non Cable(b) – 2.3%
CBS Radio, Inc. (BB-/WR) (1M LIBOR + 2.750%)
1,036,085		5.249	11/18/24	1,006,038
Lions Gate Capital Holdings LLC (BB-/Ba2) (1M LIBOR + 2.250%)
1,205,139		4.340	03/24/25	1,187,062
Univision Communications, Inc. (B/B2) (1M LIBOR + 2.750%)
651,925		5.249	03/15/24	613,260

				2,806,360

Packaging(b) – 3.5%
Berry Global, Inc. (BBB-/Ba2) (2M LIBOR + 2.000%)
478,000		4.610	10/01/22	474,415
BWAY Holding Co. (B/B2) (3M LIBOR + 3.250%)
1,373,992		6.033	04/03/24	1,338,612
Flex Acquisition Co., Inc. (B/B1) (3M LIBOR + 3.000%)
606,584		5.626	12/29/23	586,615
Reynolds Group Holdings, Inc. (B+/B1) (1M LIBOR + 2.750%)
1,795,005		5.249	02/05/23	1,772,567

				4,172,209

Pharmaceuticals(b) – 0.5%
Valeant Pharmaceuticals International, Inc. (BB-/Ba2) (1M LIBOR + 3.000%)
600,000		3.000	06/02/25	595,716

Technolgy- Hardware/Software – 1.9%
CommScope, Inc. (NR/NR)
1,278,000		3.250	02/06/26	1,275,866
The Dun & Bradstreet Corp. (B-/B2) (1M LIBOR + 5.000%)
457,656	(b)	7.490	02/01/26	451,363
SS&C Technologies, Inc. (BB+/Ba2)(b) (1M LIBOR + 2.250%)
588,533		2.250	04/16/25	583,095

				2,310,324

Telecommunications – Wireless(b) – 0.4%
SBA Senior Finance II LLC (BB+/B1)(1M LIBOR + 2.000%)
478,286		4.500	04/11/25	467,678

Telecommunications-Wirelines(b) – 0.3%
CenturyLink, Inc. (BBB-/Ba3)(1M LIBOR + 2.750%)
384,096		5.249	01/31/25	376,176

The accompanying notes are an integral part of these financial statements.	11

GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

Schedule of Investments (continued)

March 31, 2019

Principal Amount	Interest Rate	Maturity Date	Value

Secured Debt Obligations – (continued)
Transportation(b) – 0.5%
XPO Logistics, Inc. (BBB-/Baa3) (1M LIBOR + 2.000%)
$557,000	4.499%	02/24/25	$547,046

TOTAL BANK LOANS			$29,185,627

Other Secured Debt Obligations – 13.7%
Automotive(e)(f) – 0.8%
Panther BF Aggregator 2 LP/Panther Finance Co., Inc. (B+/Ba3)
$896,000	6.250%	05/15/26	$916,160

Commercial Services – 1.3%
APX Group, Inc. (B-/B1)(e)
529,000	7.875	12/01/22	528,339
Prime Security Services Borrower LLC/Prime Finance, Inc. (B-/B3)(e)(f)
513,000	9.250	05/15/23	539,291
Prime Security Services Borrower LLC/Prime Finance, Inc. (BB-/Ba3)(f)
491,000	5.250	04/15/24	491,000

			1,558,630

Diversified Financial services(e)(f) – 0.7%
VFH Parent LLC/Orchestra Co-Issuer, Inc. (B-/B1)
824,000	6.750	06/15/22	850,780

Health Care – Services – 2.2%
CHS/Community Health Systems, Inc. (B-/Caa1)(e)(f)
917,000	8.000	03/15/26	878,027
HCA, Inc. (BBB-/Baa3)
88,000	5.000	03/15/24	93,280
554,000	5.250	04/15/25	594,858
Tenet Healthcare Corp. (BB-/Ba3)(e)
1,027,000	4.625	07/15/24	1,029,567

			2,595,732

Industrials(e)(f) – 1.4%
Ashtead Capital, Inc. (BBB-/Baa3)
1,658,000	5.250	08/01/26	1,695,239

Insurance(e)(f) – 0.2%
Acrisure LLC/Acrisure Finance, Inc. (B/B2)
186,000	8.125	02/15/24	191,580

Iron/Steel(e)(f) – 0.2%
Cleveland-Cliffs, Inc. (BB-/Ba2)
283,000	4.875	01/15/24	281,585

Media(e) – 2.2%
Altice Financing SA (B+/B2)(f)
306,000	6.625	02/15/23	312,885
Charter Communications Operating LLC/Charter Communications Operating Capital (BBB-/Ba1)
1,150,000	3.750	02/15/28	1,108,910
Univision Communications, Inc. (B/B2)(f)
500,000	5.125	05/15/23	473,750
Virgin Media Secured Finance PLC (BB-/Ba3)(f)
200,000	5.500	01/15/25	204,250
Ziggo BV (B+/B1)(f)
535,000	5.500	01/15/27	529,650

			2,629,445

Secured Debt Obligations – (continued)
Oil Field Services(e)(f) – 0.8%
Transocean Poseidon Ltd. (B+/B1)
287,000	6.875	02/01/27	298,480
Transocean Proteus Ltd. (B+/NR)
648,800	6.250	12/01/24	665,831

			964,311

Packaging & Containers(e)(f) – 0.9%
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. (BB/Ba3)
627,000	4.250	09/15/22	625,433
BWAY Holding Co. (B/B2)
500,000	5.500	04/15/24	496,250

			1,121,683

Pharmaceuticals(e)(f) – 0.9%
Bausch Health Cos., Inc. (BB-/Ba2)
1,021,000	5.750	08/15/27	1,046,525

Telecommunications – Wireless(e)(f) – 0.7%
CommScope Finance LLC (BB/Ba1)
338,000	5.500	03/01/24	344,760
ViaSat, Inc. (BB+/B1)
540,000	5.625	04/15/27	549,450

			894,210

Telecommunications-Wirelines(f) – 1.4%
Altice France SA (B/B2)(e)
1,139,000	7.375	05/01/26	1,116,220
Sprint Spectrum Co LLC/Sprint Spectrum Co II LLC/Sprint Spectrum Co III LLC (NR/Baa2)
550,000	4.738	03/20/25	555,946

			1,672,166

TOTAL OTHER SECURED DEBT OBLIGATIONS			$16,418,046

TOTAL SECURED DEBT OBLIGATIONS
(Cost $45,675,799)			$45,603,673

Unsecured Debt Obligations – 40.1%
Aero Leasing(e)(f) – 1.3%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (BBB-/Baa3)(e)
$266,000	4.875%	01/16/24	$276,502
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (BBB-/Baa3)(e)
266,000	4.450	04/03/26	266,734
Avolon Holdings Funding Ltd. (BB+/NR)
270,000	5.250	05/15/24	278,100
DAE Funding LLC (BB+/Ba2)
677,000	5.750	11/15/23	693,925

			1,515,261

12	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

Principal Amount	Interest Rate	Maturity Date	Value

Unsecured Debt Obligations – (continued)
Aerospace & Defense(e) – 1.3%
Bombardier, Inc. (B-/Caa1)(f)
$527,000	7.875%	04/15/27	$541,493
TransDigm UK Holdings PLC (B-/B3)(f)
736,000	6.875	05/15/26	732,320
Triumph Group, Inc. (CCC+/Caa1)
323,000	7.750	08/15/25	308,465

			1,582,278

Automotive – 4.6%
Adient Global Holdings Ltd. (B/B3)(e)(f)
2,748,000	4.875	08/15/26	2,006,040
Delphi Technologies PLC (BB/B1)(f)
1,085,000	5.000	10/01/25	952,508
Ford Motor Credit Co. LLC (BBB/Baa3)
598,000	3.664	09/08/24	552,516
Jaguar Land Rover Automotive PLC (B+/Ba3)(e)(f)
1,448,000	4.500	10/01/27	1,142,110
Panther BF Aggregator 2 LP/Panther Finance Co., Inc. (B/B3)(e)(f)
329,000	8.500	05/15/27	330,234
Tesla, Inc. (B-/Caa1)(e)(f)
701,000	5.300	08/15/25	606,365

			5,589,773

Chemicals(e)(f) – 1.9%
Element Solutions, Inc. (BB-/B2)
350,000	5.875	12/01/25	350,437
NOVA Chemicals Corp. (BB+/Ba2)
894,000	4.875	06/01/24	871,650
Tronox Finance PLC (B-/B3)
1,162,000	5.750	10/01/25	1,077,755

			2,299,842

Commercial Services(e)(f) – 1.0%
Nielsen Finance LLC/Nielsen Finance Co. (BB/B1)
541,000	5.000	04/15/22	535,590
Ritchie Bros Auctioneers, Inc. (BB/Ba3)
253,000	5.375	01/15/25	258,720
The Nielsen Co. S.a.r.l. (BB/B1)
370,000	5.000	02/01/25	356,588

			1,150,898

Computers(e)(f) – 0.7%
Booz Allen Hamilton, Inc. (B+/B1)
797,000	5.125	05/01/25	796,004

Diversified Financial Services – 2.1%
Jefferies Finance LLC/JFIN Co-Issuer Corp. (B+/B1)(e)(f)
1,272,000	7.500	04/15/21	1,294,260
350,000	6.875	04/15/22	351,888
Lions Gate Capital Holdings LLC (B-/B2)(e)(f)
196,000	5.875	11/01/24	201,390
Navient Corp. (B+/Ba3)
662,000	6.500	06/15/22	690,135

			2,537,673

Engineering & Construction(e) – 0.4%
AECOM (BB-/Ba3)
446,000	5.125	03/15/27	430,390

Principal Amount	Interest Rate	Maturity Date	Value

Unsecured Debt Obligations – (continued)
Entertainment(e)(f) – 0.9%
Caesars Resort Collection LLC/CRC Finco, Inc. (B-/B3)
$721,000	5.250%	10/15/25	$695,765
Scientific Games International, Inc. (B-/Caa1)
405,000	8.250	03/15/26	412,594

			1,108,359

Food & Drug Retailing(e)(f) – 0.7%
Dean Foods Co. (CCC+/Caa1)
759,000	6.500	03/15/23	497,145
FAGE International SA/FAGE USA Dairy Industry, Inc. (BB-/B1)
467,000	5.625	08/15/26	380,021

			877,166

Healthcare Providers & Services(e) – 1.2%
Centene Corp. (BB+/Ba1)
174,000	4.750	05/15/22	177,045
305,000	4.750	01/15/25	311,100
Charles River Laboratories International, Inc. (BB+/B1)(f)
774,000	5.500	04/01/26	803,025
WellCare Health Plans, Inc. (BB/Ba2)
182,000	5.250	04/01/25	188,825

			1,479,995

Home Builders(e) – 0.7%
Taylor Morrison Communities, Inc. (BB/Ba3)
791,000	6.625	05/15/22	819,674

Insurance(e)(f) – 0.4%
Acrisure LLC/Acrisure Finance, Inc. (CCC+/Caa2)
531,000	7.000	11/15/25	477,900

Internet(e)(f) – 0.3%
Match Group, Inc. (BB/Ba3)
415,000	5.625	02/15/29	420,188

Iron/Steel(e) – 1.2%
Cleveland-Cliffs, Inc. (B/B1)
344,000	5.750	03/01/25	329,380
United States Steel Corp. (B/B2)
1,183,000	6.250	03/15/26	1,100,190

			1,429,570

Machinery – Construction & Mining(e)(f) – 0.6%
Terex Corp. (BB/B2)
708,000	5.625	02/01/25	705,345

Media(e) – 3.6%
AMC Networks, Inc. (BB/Ba3)
709,000	4.750	08/01/25	703,682
CCO Holdings LLC/CCO Holdings Capital Corp. (BB/B1)(f)
281,000	4.000	03/01/23	279,595
CSC Holdings LLC (BB/Ba3)(f)
488,000	5.500	05/15/26	500,200
Nexstar Broadcasting, Inc. (B+/B3)(f)
108,000	5.625	08/01/24	109,620
Sinclair Television Group, Inc. (B+/B1)(f)
575,000	5.125	02/15/27	550,563
Sirius XM Radio, Inc. (BB/Ba3)(f)
852,000	5.375	07/15/26	869,040

The accompanying notes are an integral part of these financial statements.	13

GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

Schedule of Investments (continued)

March 31, 2019

Principal Amount	Interest Rate	Maturity Date	Value

Unsecured Debt Obligations – (continued)
Media(e) – (continued)
TEGNA, Inc. (BB+/Ba1)
$591,000	6.375%	10/15/23	$608,730
Tribune Media Co. (BB-/B3)
652,000	5.875	07/15/22	665,040

			4,286,470

Oil Field Services(e) – 6.5%
Archrock Partners LP/Archrock Partners Finance Corp. (B+/B3)
230,000	6.000	10/01/22	231,725
Centennial Resource Production LLC (BB-/B3)(f)
405,000	6.875	04/01/27	409,050
CrownRock LP/CrownRock Finance, Inc. (BB-/B3)(f)
1,212,000	5.625	10/15/25	1,166,550
Diamondback Energy, Inc. (BB+/Ba2)(f)
689,000	4.750	11/01/24	701,057
Ensco PLC (B/B3)
1,045,000	5.200	03/15/25	809,875
Indigo Natural Resources LLC (B+/B3)(f)
736,000	6.875	02/15/26	650,440
Montage Resources Corp. (B-/B3)(g)
758,000	8.875	07/15/23	721,995
Noble Holding International Ltd. (B+/B3)(f)
945,000	7.875	02/01/26	881,212
Parsley Energy LLC/Parsley Finance Corp. (BB-/B1)(f)
500,000	5.375	01/15/25	500,000
QEP Resources, Inc. (BB-/Ba3)
962,000	5.375	10/01/22	935,545
Rowan Cos., Inc. (B-/Caa1)
470,000	4.750	01/15/24	381,288
Sunoco LP/Sunoco Finance Corp. (BB-/B1)(f)
130,000	6.000	04/15/27	130,325
USA Compression Partners LP/USA Compression Finance Corp. (B+/B3)(f)
274,000	6.875	09/01/27	279,480

			7,798,542

Pharmaceuticals – 1.4%
Teva Pharmaceutical Finance Co. BV (BB/Ba2)
669,000	2.950	12/18/22	624,197
Teva Pharmaceutical Finance Netherlands III B.V. (BB/Ba2)
1,212,000	2.800	07/21/23	1,083,843

			1,708,040

Pipeline(e)(f) – 0.3%
CNX Midstream Partners LP/CNX Midstream Finance Corp. (BB-/B3)
379,000	6.500	03/15/26	366,683

Real Estate Investment Trust(e) – 2.6%
Equinix, Inc. (BBB-/Ba2)
552,000	5.375	01/01/22	566,490
iStar, Inc. (BB-/Ba3)
1,257,000	5.250	09/15/22	1,238,145
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc. (BB-/B1)(f)
550,000	5.750	02/01/27	567,188
SBA Communications Corp. (BB-/B2)
787,000	4.000	10/01/22	788,967

			3,160,790

Unsecured Debt Obligations – (continued)
Retailing(e)(f) – 1.3%
Golden Nugget, Inc. (CCC+/B3)
232,000	6.750	10/15/24	232,870
Rite Aid Corp. (CCC+/Caa1)
1,566,000	6.125	04/01/23	1,291,950

			1,524,820

Software(e) – 0.6%
Donnelley Financial Solutions, Inc. (B/B3)
500,000	8.250	10/15/24	503,750
SS&C Technologies, Inc. (B+/B2)(f)
187,000	5.500	09/30/27	188,870

			692,620

Telecommunication Services(e) – 3.7%
Inmarsat Finance PLC (BB/Ba3)(f)
1,286,000	4.875	05/15/22	1,305,290
Intelsat Jackson Holdings SA (CCC+/Caa2)(f)
1,930,000	8.500	10/15/24	1,876,925
Sprint Corp. (B/B3)
165,000	7.625	03/01/26	167,063
ViaSat, Inc. (B/Caa1)(f)
987,000	5.625	09/15/25	945,052
Vodafone Group PLC (NR/Ba1) (5 Year USD Swap + 4.873%)
161,000	7.000%	04/04/79	163,714

			4,458,044

Transportation(e)(f) – 0.8%
XPO Logistics, Inc. (BB-/Ba3)
592,000	6.125	09/01/23	596,440
381,000	6.750	08/15/24	388,620

			985,060

TOTAL UNSECURED DEBT OBLIGATIONS
(Cost $49,886,741)			$48,201,385

U.S. Treasury Obligation(h) – 15.0%
United States Treasury Bill
$18,000,000	0.000%	04/25/19	$17,971,920
(Cost $17,973,064)

Shares	Description	Value

Common Stock* – 0.1%
Oil, Gas & Consumable Fuels – 0.1%
1,141,924	Prairie Provident Resources, Inc.	$145,322
(Cost $2,946,424)

Units	Expiration Date	Value

Warrant*(d) – 0.0%
Jack Cooper Enterprises, Inc. (NR/NR)
1,734	10/17/29	$17
(Cost $–)

14	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

Shares	Dividend Rate	Value

Investment Company(i) – 8.2%
Goldman Sachs Financial Square Government Fund – Institutional Shares
9,883,769	2.437%	$9,883,769
(Cost $9,883,769)

TOTAL INVESTMENTS – 101.4%
(Cost $126,365,797)		$121,806,086

LIABILITIES IN EXCESS OF OTHER ASSETS – (1.4)%		(1,660,663)

NET ASSETS – 100.0%		$120,145,423

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Bank Loans often require prepayments from excess cash flows or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. As bank loan positions may involve multiple underlying tranches for which the aggregate position is presented, the stated interest rate represents the weighted average interest rate of all contracts on March 31, 2019. Bank Loans typically have rates of interest which are predetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates are primarily the London-Interbank Offered Rate (“LIBOR”), and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.

(b)	Variable rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect on March 31, 2019.

(c)	This position represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate.

(d)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.

(e)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.

(f)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(g)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered and the registration statement is effective. Disposal of these securities may involve time consuming negotiations and prompt sale at an acceptable price may be difficult. Total market value of restricted securities amounts to $721,995, which represents approximately 0.6% of the Fund’s net assets as of March 31, 2019.

Restricted Security	Acquisition Date	Cost
Montage Resources Corp. (B-/B3) (Unsecured Debt Obligations)	9/12/18-9/20/18	$770,768

(h)	Issued with a zero coupon. Income is recognized through the accretion of discount.

(i)	Represents an affiliated issuer.

Investment Abbreviations:
LIBOR	—London Interbank Offered Rate
LLC	—Limited Liability Company
LP	—Limited Partnership
PLC	—Public Limited Company

ADDITIONAL INVESTMENT INFORMATION

SWAP CONTRACTS — At March 31, 2019, the Fund had the following swap contracts:

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACT

Payments Made by the Fund	Payments Received by Fund		Termination Date	Notional Amount (000s)		Market Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)

3.000%(a)	3M LIBOR	(b)	06/19/26	$10,410	(c)	$(449,202)	$(91,614)	$(357,588)

(a)	Payments made semi-annually.
(b)	Payments made quarterly.
(c)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to March 31, 2019.

The accompanying notes are an integral part of these financial statements.	15

GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

Schedule of Investments (continued)

March 31, 2019

ADDITIONAL INVESTMENT INFORMATION (continued)

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACT

Referenced Obligation/Index	Financing Rate Received/(Paid) by the Fund(a)	Credit Spread at March 31, 2019(b)	Termination Date	Notional Amount (000s)	Value	Upfront Premiums (Received) Paid	Unrealized Appreciation/ (Depreciation)
Protection Purchased:

CDX.NA.HY Index 32	(5.000)%	3.484%	06/20/24	$50,000	$(3,412,549)	$(2,904,157)	$(508,392)

(a)	Payments made quarterly.
(b)	Credit spread on the referenced obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund or its counterparty to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

Abbreviation:
CDX.NA.HY Index 32	—CDX North America High Yield Index 32

16	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

Statement of Assets and Liabilities

March 31, 2019

Assets:
Investments of unaffiliated issuers, at value (cost $116,482,028)	$111,922,317
Investments of affiliated issuers, at value (cost $9,883,769)	9,883,769
Cash	1,029,761
Receivables:
Investments sold	4,099,353
Investments sold on an extended settlement basis	2,303,325
Collateral on swap contracts	2,078,485
Dividends and interest	1,111,662
Reimbursement from investment adviser	112,784
Fund shares sold	9,189
Other assets	75,466
Total assets	132,626,111

Liabilities:
Variation margin on swap contracts	283,129
Payables:
Investments purchased on an extended settlement basis	9,996,825
Investments purchased	1,817,723
Management fees	101,668
Fund shares redeemed	99,883
Distribution and Service fees and Transfer Agency fees	5,713
Income distribution	52
Accrued expenses	175,695
Total liabilities	12,480,688

Net Assets:
Paid-in capital	157,253,578
Total distributable earnings (loss)	(37,108,155)
NET ASSETS	$120,145,423
Net Assets:
Class A	$3,169,047
Class C	1,091,885
Institutional	22,611,082
Investor	4,260,941
Class P	87,163,168
Class R	26,191
Class R6	1,823,109
Total Net Assets	$120,145,423
Shares Outstanding $0.001 par value (unlimited number of shares authorized):
Class A	363,985
Class C	125,485
Institutional	2,599,957
Investor	489,638
Class P	10,033,612
Class R	3,011
Class R6	209,582
Net asset value, offering and redemption price per share:(a)
Class A	$8.71
Class C	8.70
Institutional	8.70
Investor	8.70
Class P	8.69
Class R	8.70
Class R6	8.70

(a)	Maximum public offering price for Class A Shares of the Long Short Credit Strategies Fund is $9.05. At redemption, Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.

The accompanying notes are an integral part of these financial statements.	17

GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

Statement of Operations

For the Fiscal Year Ended March 31, 2019

Investment income:

Interest	$10,076,384

Dividends — affiliated issuers	162,662

Total investment income	10,239,046

Expenses:

Management fees	1,823,153

Registration fees	193,525

Custody, accounting and administrative services	163,835

Professional fees	158,553

Printing and mailing costs	99,103

Transfer Agency fees(a)	77,857

Distribution and Service fees(a)	28,549

Trustee fees	16,027

Other	23,202

Total expenses	2,583,804

Less — expense reductions	(496,469)

Net expenses	2,087,335

NET INVESTMENT INCOME	8,151,711

Realized and unrealized gain (loss):

Net realized gain (loss) from:

Investments — unaffiliated issuers	(8,675,325)

Swap contracts	(2,876,402)

Foreign currency transactions	6,730

Net change in unrealized gain (loss) on:

Investments — unaffiliated issuers	4,495,707

Swap contracts	(351,374)

Foreign currency translation	(27,845)

Net realized and unrealized loss	(7,428,509)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$723,202

(a)	Class specific Distribution and Service and Transfer Agent fees were as follows:

Distribution and Service Fees			Transfer Agency Fees
Class A	Class C	Class R	Class A	Class C	Institutional	Investor	Class P(b)	Class R	Class R6
$14,542	$13,853	$154	$7,562	$1,801	$37,341	$8,573	$21,980	$40	$560

(b)	Class P Shares commenced operations on April 20, 2018.

18	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

Statements of Changes in Net Assets

	For the Fiscal Year Ended March 31, 2019	For the Fiscal Year Ended March 31, 2018
From operations:

Net investment income	$8,151,711	$8,052,075

Net realized loss	(11,544,997)	(210,645)

Net change in unrealized gain (loss)	4,116,488	(5,426,941)

Net increase in net assets resulting from operations	723,202	2,414,489

Distributions to shareholders:

From distributable earnings:

Class A Shares	(326,270)	(307,188	)(a)

Class C Shares	(67,583)	(62,489	)(a)

Institutional Shares	(4,124,356)	(8,171,229	)(a)

Investor Shares	(405,543)	(283,503	)(a)

Class P Shares(b)	(5,378,337)	—

Class R Shares	(1,512)	(1,206	)(a)

Class R6 Shares(c)	(109,745)	(13,582	)(a)

Total distributions to shareholders	(10,413,346)	(8,839,197)

From share transactions:

Proceeds from sales of shares	145,191,325	86,574,352

Reinvestment of distributions	10,328,319	8,321,523

Cost of shares redeemed	(244,474,444)	(83,856,837)

Net increase (decrease) in net assets resulting from share transactions	(88,954,800)	11,039,038

TOTAL INCREASE (DECREASE)	(98,644,944)	4,614,330

Net assets:(d)

Beginning of year	218,790,367	214,176,037

End of year	$120,145,423	$218,790,367

(a)	Prior year information has been revised to conform to current year presentation. Distributions to shareholders consisted solely of net investment income for the fiscal year ended March 31, 2018.
(b)	Commenced operations on April 20, 2018.
(c)	Commenced operations on November 30, 2017.
(d)	Prior fiscal year information has been revised to conform with current year presentation. Undistributed net investment income was $3,081,848 as of March 31, 2018.

The accompanying notes are an integral part of these financial statements.	19

GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

Financial Highlights

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Long Short Credit Strategies Fund
	Class A Shares
	Year Ended March 31,				Period Ended March 31, 2015(a)
	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of period	$9.19	$9.45	$9.47	$9.79	$10.52

Net investment income(b)	0.38	0.32	0.33	0.32	0.31

Net realized and unrealized loss	(0.34)	(0.24)	(0.03)	(0.30)	(0.65)

Total from investment operations	0.04	0.08	0.30	0.02	(0.34)

Distributions to shareholders from net investment income	(0.52)	(0.34)	(0.32)	(0.34)	(0.30)

Distributions to shareholders from net realized gains	—	—	—	—	(0.09)

Total distributions	(0.52)	(0.34)	(0.32)	(0.34)	(0.39)

Net asset value, end of period	$8.71	$9.19	$9.45	$9.47	$9.79

Total return(c)	0.61%	0.86%	3.20%	0.19%	(3.28)%

Net assets, end of period (in 000s)	$3,169	$6,984	$12,673	$8,358	$6,943

Ratio of net expenses to average net assets	1.47%	1.43%	1.45%	1.49%	1.57	%(d)

Ratio of total expenses to average net assets	1.74%	1.54%	1.62%	1.57%	1.62	%(d)

Ratio of net investment income to average net assets	4.15%	3.40%	3.43%	3.34%	3.35	%(d)

Portfolio turnover rate(e)	220%	267%	266%	173%	164%

(a)	Commenced operations on April 30, 2014.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

20	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Long Short Credit Strategies Fund
	Class C Shares
	Year Ended March 31,				Period Ended March 31, 2015(a)
	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of period	$9.19	$9.45	$9.47	$9.79	$10.52

Net investment income(b)	0.31	0.25	0.26	0.25	0.24

Net realized and unrealized loss	(0.34)	(0.24)	(0.03)	(0.31)	(0.66)

Total from investment operations	(0.03)	0.01	0.23	(0.06)	(0.42)

Distributions to shareholders from net investment income	(0.46)	(0.27)	(0.25)	(0.26)	(0.22)

Distributions to shareholders from net realized gains	—	—	—	—	(0.09)

Total distributions	(0.46)	(0.27)	(0.25)	(0.26)	(0.31)

Net asset value, end of period	$8.70	$9.19	$9.45	$9.47	$9.79

Total return(c)	(0.25)%	0.12%	2.43%	(0.55)%	(3.95)%

Net assets, end of period (in 000s)	$1,092	$1,545	$2,692	$1,773	$1,016

Ratio of net expenses to average net assets	2.22%	2.18%	2.20%	2.23%	2.30	%(d)

Ratio of total expenses to average net assets	2.52%	2.29%	2.37%	2.32%	2.38	%(d)

Ratio of net investment income to average net assets	3.39%	2.65%	2.68%	2.61%	2.61	%(d)

Portfolio turnover rate(e)	220%	267%	266%	173%	164%

(a)	Commenced operations on April 30, 2014.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	21

GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Long Short Credit Strategies Fund
	Institutional Shares
	Year Ended March 31,
	2019	2018	2017	2016	2015
Per Share Data

Net asset value, beginning of period	$9.18	$9.44	$9.46	$9.78	$10.51

Net investment income(a)	0.41	0.35	0.36	0.35	0.37

Net realized and unrealized loss	(0.34)	(0.23)	(0.03)	(0.30)	(0.66)

Total from investment operations	0.07	0.12	0.33	0.05	(0.29)

Distributions to shareholders from net investment income	(0.55)	(0.38)	(0.35)	(0.37)	(0.35)

Distributions to shareholders from net realized gains	—	—	—	—	(0.09)

Total distributions	(0.55)	(0.38)	(0.35)	(0.37)	(0.44)

Net asset value, end of period	$8.70	$9.18	$9.44	$9.46	$9.78

Total return(b)	0.84%	1.32%	3.55%	0.53%	(2.77)%

Net assets, end of period (in 000s)	$22,611	$199,256	$189,429	$173,758	$190,148

Ratio of net expenses to average net assets	1.13%	1.09%	1.11%	1.15%	1.27%

Ratio of total expenses to average net assets	1.30%	1.19%	1.28%	1.23%	1.35%

Ratio of net investment income to average net assets	4.45%	3.74%	3.77%	3.68%	3.57%

Portfolio turnover rate(c)	220%	267%	266%	173%	164%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

22	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Long Short Credit Strategies Fund
	Investor Shares
	Year Ended March 31,				Period Ended March 31, 2015(a)
	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of period	$9.19	$9.45	$9.47	$9.79	$10.52

Net investment income(b)	0.40	0.35	0.35	0.35	0.33

Net realized and unrealized loss	(0.34)	(0.24)	(0.03)	(0.31)	(0.65)

Total from investment operations	0.06	0.11	0.32	0.04	(0.32)

Distributions to shareholders from net investment income	(0.55)	(0.37)	(0.34)	(0.36)	(0.32)

Distributions to shareholders from net realized gains	—	—	—	—	(0.09)

Total distributions	(0.55)	(0.37)	(0.34)	(0.36)	(0.41)

Net asset value, end of period	$8.70	$9.19	$9.45	$9.47	$9.79

Total return(c)	0.75%	1.12%	3.45%	0.44%	(3.05)%

Net assets, end of period (in 000s)	$4,261	$7,357	$9,347	$5,067	$2,475

Ratio of net expenses to average net assets	1.22%	1.18%	1.20%	1.23%	1.30	%(d)

Ratio of total expenses to average net assets	1.50%	1.28%	1.38%	1.32%	1.40	%(d)

Ratio of net investment loss to average net assets	4.41%	3.66%	3.69%	3.61%	3.60	%(d)

Portfolio turnover rate(e)	220%	267%	266%	173%	164%

(a)	Commenced operations on April 30, 2014.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	23

GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout the Period

	Goldman Sachs Long Short Credit Strategies Fund
	Class P
	Period Ended March 31, 2019(a)
Per Share Data

Net asset value, beginning of period	$9.25

Net investment income(b)	0.38

Net realized and unrealized loss	(0.40)

Total from investment operations	(0.02)

Distributions to shareholders from net investment income	(0.54)

Net asset value, end of period	$8.69

Total return(c)	(0.07)%

Net assets, end of period (in 000s)	$87,163

Ratio of net expenses to average net assets	1.12	%(d)

Ratio of total expenses to average net assets	1.52	%(d)

Ratio of net investment income to average net assets	4.55	%(d)

Portfolio turnover rate(e)	220%

(a)	Class P Shares commenced operations on April 20, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

24	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Long Short Credit Strategies Fund
	Class R Shares
	Year Ended March 31,				Period Ended March 31, 2015(a)
	2019	2018	2017	2016
Per Share Data

Net asset value, beginning of period	$9.19	$9.45	$9.47	$9.78	$10.52

Net investment income(b)	0.35	0.30	0.30	0.30	0.28

Net realized and unrealized loss	(0.34)	(0.24)	(0.02)	(0.30)	(0.65)

Total from investment operations	0.01	0.06	0.28	—	(0.37)

Distributions to shareholders from net investment income	(0.50)	(0.32)	(0.30)	(0.31)	(0.28)

Distributions to shareholders from net realized gains	—	—	—	—	(0.09)

Total distributions	(0.50)	(0.32)	(0.30)	(0.31)	(0.37)

Net asset value, end of period	$8.70	$9.19	$9.45	$9.47	$9.78

Total return(c)	0.24%	0.61%	2.94%	0.04%	(3.57)%

Net assets, end of period (in 000s)	$26	$36	$35	$33	$32

Ratio of net expenses to average net assets	1.72%	1.68%	1.70%	1.74%	1.84	%(d)

Ratio of total expenses to average net assets	2.01%	1.78%	1.87%	1.83%	1.93	%(d)

Ratio of net investment income to average net assets	3.88%	3.15%	3.18%	3.08%	2.98	%(d)

Portfolio turnover rate(e)	220%	267%	266%	173%	164%

(a)	Commenced operations on April 30, 2014.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	25

GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Long Short Credit Strategies Fund
	Class R6 Shares
	Year Ended March 31, 2019	Period Ended March 31, 2018(a)
Per Share Data

Net asset value, beginning of period	$9.18	$9.48

Net investment income(b)	0.40	0.13

Net realized and unrealized loss	(0.33)	(0.20)

Total from investment operations	0.07	(0.07)

Distributions to shareholders from net investment income	(0.55)	(0.23)

Net asset value, end of period	$8.70	$9.18

Total return(c)	0.85%	(0.62)%

Net assets, end of period (in 000s)	$1,823	$3,612

Ratio of net expenses to average net assets	1.12%	1.11	%(d)

Ratio of total expenses to average net assets	1.43%	1.05	%(d)

Ratio of net investment income to average net assets	4.49%	4.27	%(d)

Portfolio turnover rate(e)	220%	267%

(a)	Commenced operations on November 30, 2017.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

26	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

Notes to Financial Statements

March 31, 2019

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Goldman Sachs Long Short Credit Strategies Fund (the “Fund”) is a diversified fund that currently offers seven classes of shares: Class A, Class C, Institutional, Investor, Class P (commenced operations on April 20, 2018), Class R and Class R6 Shares. Class A Shares are sold with a front-end sales charge of up to 3.75%. Class C Shares are sold with a contingent deferred sales charge (“CDSC”) of 1.00% which is imposed on redemptions made within 12 months of purchase.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Fund pursuant to a management agreement (the “Agreement”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Fund’s valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations.

For derivative contracts, realized gains and losses are recorded upon settlement of the contract. Upfront payments, if any, are made or received upon entering into a swap agreement and are reflected in the Statement of Assets and Liabilities. Upfront payments are recognized over the contract’s term/event as realized gains or losses, with the exception of forward starting swap contracts whose realized gains or losses are recognized from the effective start date. For securities with paydown provisions, principal payments received are treated as a proportionate reduction to the cost basis of the securities, and excess or shortfall amounts are recorded as income.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), if any, and non-class specific expenses of the Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by the Fund are charged to the Fund, while such expenses incurred by the Trust are allocated across the Fund on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service and Transfer Agency fees.

D.  Federal Taxes and Distributions to Shareholders — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Investment income distributions, if any, are declared daily and paid monthly, and capital gains distributions, if any, are declared and paid annually.

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from distributable earnings or capital. Certain components of the Fund’s net assets on the Statement of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

27

GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

Notes to Financial Statements (continued)

March 31, 2019

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

E.  Foreign Currency Translation — The accounting records and reporting currency of the Fund are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statement of Operations within net change in unrealized gain (loss) on foreign currency translation. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Fund’s policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Fund, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Fund’s investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Debt Securities — Debt securities for which market quotations are readily available are valued daily on the basis of quotations supplied by dealers or an independent pricing service approved by the Trustees. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. With the exception of treasury securities of G8 countries, which are generally classified as Level 1, these investments are generally classified as Level 2 of the fair value hierarchy.

i.  Bank Loans — Bank loans (“Loans”) are interests in amounts owed by corporate, governmental, or other borrowers to lenders or lending syndicates. Loans are arranged through private negotiations between the borrower and one or more financial institutions (“Lenders”). The Fund’s investments in Loans are in the form of either participations in Loans (“Participations”) or assignments of all or a portion of Loans from third parties (“Assignments”). With respect to Participations, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participations and only upon receipt by the Lender of the payments from the borrower. The Fund generally

28

GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

has no right to enforce compliance by the borrower with the terms of the loan agreement with respect to Participations. Conversely, assignments result in the Fund having a direct contractual relationship with the borrower, and the Fund may be permitted to enforce compliance by the borrower with the terms of the loan agreement.

Equity Securities — Equity securities traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities are valued at the last bid price for long positions and at the last ask price for short positions. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price, and are generally classified as Level 2. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Money Market Funds — Investments in the Goldman Sachs Financial Square Government Fund (“Underlying Fund”) are valued at the NAV of the Institutional Share class on the day of valuation. These investments are generally classified as Level 1 of the fair value hierarchy. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. The Fund enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund and cash collateral received, if any, is reported separately on the Statement of Assets and Liabilities as receivables/payables for collateral on certain derivatives contracts. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments.

Exchange-traded derivatives, including futures and options contracts, are generally valued at the last sale or settlement price on the exchange where they are principally traded. Exchange-traded options without settlement prices are generally valued at the midpoint of the bid and ask prices on the exchange where they are principally traded (or, in the absence of two-way trading, at the last bid price for long positions and the last ask price for short positions). Exchange-traded derivatives typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i.  Swap Contracts — Bilateral swap contracts are agreements in which the Fund and a counterparty agree to exchange periodic payments on a specified notional amount or make a net payment upon termination. Bilateral swap transactions are privately negotiated in the OTC market and payments are settled through direct payments between the Fund and the counterparty. By contrast, certain swap transactions are subject to mandatory central clearing. These swaps are executed through a derivatives clearing member (“DCM”), acting in an agency capacity, and submitted to a central counterparty (“CCP”) (“centrally cleared swaps”), in which case all payments are settled with the CCP through the DCM. Swaps are

29

GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

Notes to Financial Statements (continued)

March 31, 2019

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

marked-to-market daily using pricing vendor quotations, counterparty or clearinghouse prices or model prices, and the change in value, if any, is recorded as an unrealized gain or loss. Upon entering into a swap contract, the Fund is required to satisfy an initial margin requirement by delivering cash or securities to the counterparty (or in some cases, segregated in a triparty account on behalf of the counterparty), which can be adjusted by any mark-to-market gains or losses pursuant to bilateral or centrally cleared arrangements. For centrally cleared swaps the daily change in valuation, if any, is recorded as a receivable or payable for variation margin.

An interest rate swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals, based upon or calculated by reference to changes in interest rates on a specified notional principal amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

A credit default swap is an agreement that involves one party (the buyer of protection) making a stream of payments to another party (the seller of protection) in exchange for the right to receive protection on a reference security or obligation, including a group of assets or exposure to the performance of an index. The Fund’s investment in credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. If the Fund buys protection through a credit default swap and no credit event occurs, its payments are limited to the periodic payments previously made to the counterparty. Upon the occurrence of a specified credit event, the Fund, as a buyer of credit protection, is entitled to receive an amount equal to the notional amount of the swap and deliver to the seller the defaulted reference obligation in a physically settled trade. The Fund may also receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade.

As a seller of protection, the Fund generally receives a payment stream throughout the term of the swap, provided that there is no credit event. In addition, if the Fund sells protection through a credit default swap, the Fund could suffer a loss because the value of the referenced obligation and the premium payments received may be less than the notional amount of the swap paid to the buyer of protection. Upon the occurrence of a specified credit event, the Fund, as a seller of credit protection, may be required to take possession of the defaulted reference obligation and pay the buyer an amount equal to the notional amount of the swap in a physically settled trade. The Fund may also pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted security or obligation. In addition, the Fund is entitled to a return of any assets, which have been pledged as collateral to the counterparty upon settlement.

The maximum potential amount of future payments (undiscounted) that the Fund as seller of protection could be required to make under a credit default swap would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or net amounts received from a settlement of a credit default swap for the same reference security or obligation where the Fund bought credit protection.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining the Fund’s NAV.

30

GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

C.  Fair Value Hierarchy — The following is a summary of the Fund’s investments and derivatives classified in the fair value hierarchy as of March 31, 2019:

Investment Type	Level 1	Level 2	Level 3

Assets

Fixed Income

Bank Loans	$—	$29,185,627	$—

Other Secured Obligations	—	16,418,046	—

Unsecured Debt Obligations	—	48,201,385	—

U.S. Treasury Obligations	17,971,920	—	—

Common Stock and/or Other Equity Investments

North America	—	145,322	—

Warrants	—	—	17

Investment Company	9,883,769	—	—

Total	$27,855,689	$93,950,380	$17

Derivative Type

Liabilities(a)

Interest Rate Swap Contracts	$—	$(357,588)	$—

Credit Default Swap Contracts	—	(508,392)	—

Total	$—	$(865,980)	$—

(a)	Amount shown represents unrealized gain (loss) at period end.

For further information regarding security characteristics, see the Schedule of Investments.

4. INVESTMENTS IN DERIVATIVES

The following tables set forth, by certain risk types, the gross value of derivative contracts (not considered to be hedging instruments for accounting disclosure purposes) as of March 31, 2019. These instruments were used as part of the Fund’s investment strategies and to obtain and/or manage exposure related to the risks below. The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Fund’s net exposure.

Risk	Statement of Assets and Liabilities	Liabilities(a)
Interest rate	Variation Margin on swap contracts	$(357,588)
Credit	Variation Margin on swap contracts	(508,392)
Total		$(865,980)
(a)	Includes unrealized gain (loss) on centrally cleared swaps described in the Additional Investment Information sections of the Schedule of Investments. Only variation margin as of March 31, 2019 is reported within the Statement of Assets and Liabilities.

31

GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

Notes to Financial Statements (continued)

March 31, 2019

4. INVESTMENTS IN DERIVATIVES (continued)

The following tables set forth, by certain risk types, the Fund’s gains (losses) related to these derivatives and their indicative volumes for the fiscal year ended March 31, 2019. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statement of Operations:

Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest rate	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	$5,488	$(184,217)	1
Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	(2,881,890)	(167,157)	1
Total		$(2,876,402)	$(351,374)	2

(a)	Average number of contracts is based on the average of month end balances for the fiscal year ended March 31, 2019.

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Fund, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Fund’s business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of the Fund’s average daily net assets.

For the fiscal year ended March 31, 2019, contractual and effective net management fees with GSAM were at the following rates:

Contractual Management Rate
First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate	Effective Net Management Rate^
1.00%	0.90%	0.86%	0.84%	0.82%	1.00%	0.99%

^	Effective Net Management Rate includes the impact of management fee waivers of underlying funds, if any.

The Fund invests in Institutional Shares of the Goldman Sachs Financial Square Government Fund, which is an affiliated Underlying Fund. GSAM has agreed to waive a portion of its management fee payable by the Fund in an amount equal to the management fee it earns as an investment adviser to any of the affiliated Underlying Funds in which the Fund invests. For the fiscal year ended March 31, 2019, GSAM waived $13,581 of the Fund’s management fee.

B.  Distribution and/or Service (12b-1) Plans — The Trust, on behalf of Class A and Class R Shares of the Fund, has adopted Distribution and Service Plans subject to Rule 12b-1 under the Act. Under the Distribution and Service Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly, for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class A or Class R Shares of the Fund, as applicable, as set forth below.

32

GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

The Trust, on behalf of Class C Shares of each applicable Fund, has adopted a Distribution Plan subject to Rule 12b-1 under the Act. Under the Distribution Plan, Goldman Sachs as Distributor is entitled to a fee accrued daily and paid monthly for distribution services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class C Shares of the Fund, as set forth below.

	Distribution and/or Service Plan Rates
	Class A*	Class C	Class R*
Distribution and/or Service Plan	0.25%	0.75%	0.50%

*	With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution and/or Service Plans to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

C.  Service Plan — The Trust, on behalf of the Fund, has adopted a Service Plan to allow Class C Shares to compensate service organizations (including Goldman Sachs) for providing varying levels of personal and account maintenance services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations equal to an annual percentage rate of 0.25% of the average daily net assets attributable to Class C Shares of the Fund.

D.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Fund pursuant to a Distribution Agreement, may retain a portion of the Class A Shares’ front end sales charge and Class C Shares’ CDSC. During the fiscal year ended March 31, 2019, Goldman Sachs retained $2 in front end sales charges, and it did not retain any contingent deferred sales charges.

E.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Fund for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.03% of average daily net assets with respect to Class P and Class R6 Shares, 0.04% of average daily net assets with respect to the Institutional Shares and 0.13% of average daily net assets with respect to the Class A, Class C, Investor and Class R Shares.

F.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expenses” of the Fund (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of the Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Fund is not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitation as an annual percentage rate of average daily net assets of the Fund is 0.094%. The Other Expense limitation will remain in place through at least July 29, 2019, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. In addition, the Fund has entered into certain offset arrangements with the transfer agent, which may result in a reduction of the Fund’s expenses and are received irrespective of the application of the “Other Expense” limitations described above.

For the fiscal year ended March 31, 2019, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Management Fee Waiver	Transfer Agency Fee Waivers/Credits	Other Expense Reimbursements	Total Expense Reductions
$13,581	$22	$482,866	$496,469

G.  Line of Credit Facility — As of March 31, 2019, the Fund participated in a $770,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Fund based on the amount of the commitment that has not been utilized. For the

33

GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

Notes to Financial Statements (continued)

March 31, 2019

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

fiscal year ended March 31, 2019, the Fund did not have any borrowings under the facility. The facility was decreased to $580,000,000 effective April 30, 2019.

H.  Other Transactions with Affiliates — For the fiscal year ended March 31, 2019, Goldman Sachs did not earn any brokerage commissions from portfolio transactions.

As of March 31, 2019, The Goldman Sachs Group, Inc. was the beneficial owner of 96% of outstanding Class R Shares of the Fund.

The following table provides information about the Fund’s investments in the Underlying Fund as of and for the fiscal year ended March 31, 2019:

Beginning Value as of March 31, 2018	Purchases at Cost	Proceeds from Sales	Ending Value as of March 31, 2019	Shares as of March 31, 2019	Dividend Income
$19,288,690	$205,545,325	$214,950,246	$9,883,769	9,883,769	$162,662

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended March 31, 2019, were:

Purchases of U.S. Government and Agency Obligations	Purchases (Excluding U.S. Government and Agency Obligations)	Sales and Maturities of U.S. Government and Agency Obligations	Sales and Maturities (Excluding U.S. Government and Agency Obligations)
$—	$355,961,423	$—	$451,693,299

7. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended March 31, 2019 was as follows:

Distribution paid from:
Ordinary income	$10,413,346

The tax character of distributions paid during the fiscal year ended March 31, 2018 was as follows:

Distribution paid from:
Ordinary income	$8,839,197

34

GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

7. TAX INFORMATION (continued)

As of March 31, 2019, the components of accumulated earnings (losses) on a tax basis were as follows:

Undistributed ordinary income — net	$1,641,441
Undistributed long-term capital gains	—
Total undistributed earnings	$1,641,441
Capital loss carryforwards:
Perpetual Short-Term	$(24,205,106)
Perpetual Long-Term	(3,356,125)
Total capital loss carryforwards	$(27,561,231)
Timing differences (Post October Loss Deferral/Distributions Payable)	$(6,463,263)
Unrealized gains (losses) — net	(4,725,102)
Total accumulated earnings (losses) net	$(37,108,155)

As of March 31, 2019, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax Cost	$125,747,758
Gross unrealized gain	1,460,394
Gross unrealized loss	(6,185,496)
Net unrealized gains (losses)	$(4,725,102)

The difference between GAAP-basis and tax basis unrealized gains (losses) is attributable primarily to wash sales, differences to the tax treatment of underlying fund investments, swap transactions, and material modification of debt securities.

In order to present certain components of the Fund’s capital accounts on a tax-basis, certain reclassifications have been recorded to the Fund’s accounts. These reclassifications have no impact on the net asset value of the Fund and result primarily from certain non-deductible expenses.

GSAM has reviewed the Fund’s tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Fund’s financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

8. OTHER RISKS

The Fund’s risks include, but are not limited to, the following:

Derivatives Risk — The Fund’s use of derivatives may result in loss. Derivative instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments, may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Fund. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. Losses from derivatives can also result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

Foreign and Emerging Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the United States. Foreign securities may be subject to risk of loss because of more or less

35

GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

Notes to Financial Statements (continued)

March 31, 2019

8. OTHER RISKS (continued)

foreign government regulation, less public information and less economic, political and social stability in the countries in which the Fund invests. The imposition of exchange controls (including repatriation restrictions), confiscations, trade restrictions (including tariffs) and other government restrictions by the United States or other governments, or from problems in share registration, settlement or custody, may also result in losses. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that the Fund also invests in securities of issuers located in emerging markets, these risks may be more pronounced.

Foreign Custody Risk — If the Fund invests in foreign securities, the Fund may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some foreign custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over, or independent evaluation of, their operations. Further, the laws of certain countries may place limitations on the Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Interest Rate Risk — When interest rates increase, fixed income securities or instruments held by the Fund will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments. The risks associated with changing interest rates may have unpredictable effects on the markets and the Fund’s investments. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by the Fund.

Investments in Other Investment Companies Risk — As a shareholder of another investment company, including an exchange-traded fund (“ETF”), the Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund. ETFs are subject to risks that do not apply to conventional mutual funds, including but not limited to the following: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; and (ii) an active trading market for an ETF’s shares may not develop or be maintained.

Large Shareholder Transactions Risk — The Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include the Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would.

Liquidity Risk — The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period or without significant dilution to remaining investors’ interests because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. If the Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Fund’s NAV and dilute remaining investors’ interests. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an

36

GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

8. OTHER RISKS (continued)

active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, potentially causing increased supply in the market due to selling activity.

Loan-Related Investments Risk — In addition to risks generally associated with debt investments, loan-related investments such as loan participations and assignments are subject to other risks. Although a loan obligation may be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to investment. Many loan investments are subject to legal or contractual restrictions on resale and may be relatively illiquid and difficult to value. There is less readily available, reliable information about most loan investments than is the case for many other types of securities. Substantial increases in interest rates may cause an increase in loan obligation defaults. With respect to loan participations, the Fund may not always have direct recourse against a borrower if the borrower fails to pay scheduled principal and/or interest; may be subject to greater delays, expenses and risks than if the Fund had purchased a direct obligation of the borrower; and may be regarded as the creditor of the agent lender (rather than the borrower), subjecting the Fund to the creditworthiness of that lender as well. Investors in loans, such as the Fund, may not be entitled to rely on the anti-fraud protections of the federal securities laws, although they may be entitled to certain contractual remedies. The market for loan obligations may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Because transactions in many loans are subject to extended trade settlement periods, the Fund may not receive the proceeds from the sale of a loan for a period after the sale. As a result, sale proceeds related to the sale of loans may not be available to make additional investments or to meet the Fund’s redemption obligations for a period after the sale of the loans, and, as a result, the Fund may have to sell other investments or engage in borrowing transactions, such as borrowing from its credit facility, if necessary to raise cash to meet its obligations.

Senior Loans hold the most senior position in the capital structure of a business entity, and are typically secured with specific collateral, but are nevertheless usually rated below investment grade. Because Second Lien Loans are subordinated or unsecured and thus lower in priority of payment to Senior Loans, they are subject to the additional risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower. Second Lien Loans generally have greater price volatility than Senior Loans and may be less liquid.

Market and Credit Risks — In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Short Position Risk — The Fund may enter into a short position through a futures contract, an option or swap agreement or through short sales of any instrument that the Fund may purchase for investment. Taking short positions involves leverage of the Fund’s assets and presents various risks, including counterparty risk. If the value of the underlying instrument or market in which the Fund has taken a short position increases, then the Fund will incur a loss equal to the increase in value from the time that the short position was entered into plus any related interest payments or other fees. Taking short positions involves the risk that losses may be disproportionate, may exceed the amount invested, and may be unlimited. To the extent that the Fund uses the proceeds it receives from a short position to take additional long positions, the risks associated with the short position, including leverage risks, may be heightened, because doing so increases the exposure of the Fund to the markets and therefore could magnify changes to the Fund’s NAV.

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

37

GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

Notes to Financial Statements (continued)

March 31, 2019

10. OTHER MATTERS

In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) 2017-08 — Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities held at a premium, by requiring amortization to the earliest call date. The ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. GSAM is currently evaluating the impact, if any, of the amendments.

11. SUBSEQUENT EVENTS

Subsequent events after the Statement of Assets and Liabilities date have been evaluated, and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

38

GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

12. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	For the Fiscal Year Ended March 31, 2019		For the Fiscal Year Ended March 31, 2018

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	187,841	$1,688,703	63,885	$604,562
Reinvestment of distributions	37,564	325,884	32,744	306,450
Shares redeemed	(621,174)	(5,513,680)	(677,690)	(6,395,943)
	(395,769)	(3,499,093)	(581,061)	(5,484,931)
Class C Shares
Shares sold	2,339	21,500	14,372	136,165
Reinvestment of distributions	7,831	67,504	6,688	62,443
Shares redeemed	(52,865)	(469,684)	(137,852)	(1,295,980)
	(42,695)	(380,680)	(116,792)	(1,097,372)
Institutional Shares
Shares sold	1,094,503	9,938,491	8,256,838	78,059,755
Reinvestment of distributions	456,429	4,039,696	819,779	7,654,633
Shares redeemed	(20,645,953)	(187,550,998)	(7,440,296)	(69,967,118)
	(19,095,021)	(173,572,811)	1,636,321	15,747,270
Investor Shares
Shares sold	261,703	2,358,837	420,340	3,973,796
Reinvestment of distributions	46,765	405,540	30,268	283,209
Shares redeemed	(619,379)	(5,489,449)	(639,261)	(6,047,796)
	(310,911)	(2,725,072)	(188,653)	(1,790,791)
Class P Shares(a)
Shares sold	14,275,383	130,828,502	—	—
Reinvestment of distributions	626,192	5,378,440	—	—
Shares redeemed	(4,867,963)	(43,284,558)	—	—
	10,033,612	92,922,384	—	—
Class R Shares
Shares sold	148	1,292	81	763
Reinvestment of distributions	174	1,510	129	1,206
Shares redeemed	(1,209)	(11,075)	—	—
	(887)	(8,273)	210	1,969
Class R6 Shares(b)
Shares sold	39,312	354,000	408,070	3,799,311
Reinvestment of distributions	12,636	109,745	1,470	13,582
Shares redeemed	(235,684)	(2,155,000)	(16,222)	(150,000)
	(183,736)	(1,691,255)	393,318	3,662,893

NET INCREASE (DECREASE)	(9,995,407)	$(88,954,800)	1,143,343	$11,039,038

(a)	Class P Shares commenced operations on April 20, 2018.
(b)	Class R6 Shares commenced operations on November 30, 2017.

39

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees of Goldman Sachs Trust and Shareholders of

Goldman Sachs Long Short Credit Strategies Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Goldman Sachs Long Short Credit Strategies Fund (one of the funds constituting Goldman Sachs Trust, referred to hereafter as the “Fund”) as of March 31, 2019, the related statement of operations for the year ended March 31, 2019, the statements of changes in net assets for each of the two years in the period ended March 31, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2019 , the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended March 31, 2019 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

May 24, 2019

We have served as the auditor of one or more investment companies in the Goldman Sachs fund complex since 2000.

40

GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

Fund Expenses — Six Month Period Ended March 31, 2019 (Unaudited)

As a shareholder of Class A, Class C, Institutional, Investor, Class P, Class R and Class R6 Shares of the Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares), contingent deferred sales charges on redemptions (with respect to Class C Shares), and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (with respect to Class A and Class R Shares); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class C, Institutional, Investor, Class P, Class R and Class R6 Shares of the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2018 through March 31, 2019, which represents a period of 182 days in a 365-day year.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Long Short Credit Strategies Fund
Share Class	Beginning Account Value 10/1/18	Ending Account Value 3/31/19		Expenses Paid for the 6 months ended 3/31/19*
Class A
Actual	$1,000.00	$997.00		$7.32
Hypothetical 5% return	1,000.00	1,017.60	+	7.39
Class C
Actual	1,000.00	992.10		11.03
Hypothetical 5% return	1,000.00	1,013.86	+	11.15
Institutional
Actual	1,000.00	998.60		5.63
Hypothetical 5% return	1,000.00	1,019.30	+	5.69
Investor
Actual	1,000.00	997.10		6.07
Hypothetical 5% return	1,000.00	1,018.85	+	6.14
Class P
Actual	1,000.00	998.60		5.58
Hypothetical 5% return	1,000.00	1,019.35	+	5.64
Class R
Actual	1,000.00	994.60		8.55
Hypothetical 5% return	1,000.00	1,016.36	+	8.65
Class R6
Actual	1,000.00	998.60		5.58
Hypothetical 5% return	1,000.00	1,019.35	+	5.64

+	Hypothetical expenses are based on the Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.
*	Expenses for each share class are calculated using the Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended March 31, 2019. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Class A	Class C	Institutional	Investor	Class P	Class R	Class R6
1.47%	2.22%	1.13%	1.22%	1.12%	1.72%	1.12%

41

GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

Jessica Palmer Age: 70	Chair of the Board of Trustees	Since 2018 (Trustee since 2007)	Ms. Palmer is retired. She was formerly Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/ Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Chair of the Board of Trustees — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	103	None

Kathryn A. Cassidy Age: 65	Trustee	Since 2015	Ms. Cassidy is retired. Formerly, she was Advisor to the Chairman (May 2014-December 2014); and Senior Vice President and Treasurer (2008-2014), General Electric Company & General Electric Capital Corporation (technology and financial services companies). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	103	None

Diana M. Daniels Age: 69	Trustee	Since 2007	Ms. Daniels is retired. Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is a Trustee Emeritus and serves as a Presidential Councillor of Cornell University (2013-Present); former Member of the Legal Advisory Board, New York Stock Exchange (2003- 2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006- 2007). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	103	None

Roy W. Templin Age: 58	Trustee	Since 2013

Mr. Templin is retired. He is Director, Armstrong World Industries, Inc. (a designer and manufacturer of ceiling, wall and suspension system solutions) (2016-Present); and was formerly Chairman of the Board of Directors, Con-Way Incorporated (a transportation, logistics and supply chain management service company) (2014-2015); Executive Vice President and Chief Financial Officer, Whirlpool Corporation (an appliance manufacturer and marketer) (2004- 2012). Previously, Mr. Templin served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (June 2013-October 2013).

Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.

				103	Armstrong World Industries, Inc. (a ceiling, wall and suspension systems solutions manufacturer)

Gregory G. Weaver Age: 67	Trustee	Since 2015	Mr. Weaver is retired. He is Director, Verizon Communications Inc. (2015-Present); and was formerly Chairman and Chief Executive Officer, Deloitte & Touche LLP (a professional services firm) (2001-2005 and 2012-2014); and Member of the Board of Directors, Deloitte & Touche LLP (2006-2012). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	103	Verizon Communications Inc.

42

GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

Trustees and Officers (Unaudited) (continued)

Interested Trustee*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

James A. McNamara Age: 56	President and Trustee	Since 2007

Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993- April 1998).

President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

				156	None

*	Mr. McNamara is considered to be an “Interested Trustee” because he holds positions with Goldman Sachs and owns securities issued by The Goldman Sachs Group, Inc. Mr. McNamara holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of March 31, 2019.
[2]	Subject to such policies as may be adopted by the Board from time-to-time, each Trustee holds office for an indefinite term, until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board or shareholders, in accordance with the Trust’s Declaration of Trust; or (c) the termination of the Trust. The Board has adopted policies which provide that (a) no Trustee shall hold office for more than 15 years and (b) a Trustee shall retire as of December 31st of the calendar year in which he or she reaches his or her 74th birthday, unless a waiver of such requirements shall have been adopted by a majority of the other Trustees. These policies may be changed by the Trustees without shareholder vote.
[3]	The Goldman Sachs Fund Complex includes certain other companies listed above for each respective Trustee. As of March 31, 2019, Goldman Sachs Trust consisted of 90 portfolios (88 of which offered shares to the public); Goldman Sachs Variable Insurance Trust consisted of 13 portfolios; Goldman Sachs Trust II consisted of 19 portfolios (17 of which offered shares to the public); Goldman Sachs MLP Income Opportunities Fund, Goldman Sachs MLP and Energy Renaissance Fund, Goldman Sachs Private Markets Fund 2018 LLC, Goldman Sachs Private Markets Fund 2018 (A) LLC and Goldman Sachs Private Markets Fund 2018 (B) LLC each consisted of one portfolio; and Goldman Sachs ETF Trust consisted of 29 portfolios (19 of which offered shares to the public).
[4]	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Fund’s Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384.

43

GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years

James A. McNamara 200 West Street New York, NY 10282 Age: 56	Trustee and President	Since 2007

Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 41	Secretary	Since 2012

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (August 2006-December 2015); Associate General Counsel, Goldman Sachs (2012-Present); Assistant General Counsel, Goldman Sachs (August 2006-December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002-2006).

Secretary — Goldman Sachs Trust (previously Assistant Secretary (2012)); Goldman Sachs Variable Insurance Trust (previously Assistant Secretary (2012)); Goldman Sachs Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Middle Market Lending Corp.; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

Scott M. McHugh 200 West Street New York, NY 10282 Age: 47	Treasurer, Senior Vice President and Principal Financial Officer	Since 2009 (Principal Financial Officer since 2013)

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (February 2007-December 2015); Assistant Treasurer of certain mutual funds administered by DWS Scudder (2005-2007); and Director (2005-2007), Vice President (2000-2005), and Assistant Vice President (1998-2000), Deutsche Asset Management or its predecessor (1998-2007).

Treasurer, Senior Vice President and Principal Financial Officer — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

Joseph F. DiMaria 30 Hudson Street Jersey City, NJ 07302 Age: 50	Assistant Treasurer and Principal Accounting Officer	Since 2016 (Principal Accounting Officer since 2017)

Managing Director, Goldman Sachs (November 2015-Present) and Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC (May 2010-October 2015).

Assistant Treasurer and Principal Accounting Officer — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Fund’s Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-526-7384.
[1]	Information is provided as of March 31, 2019.
[2]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

44

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $1.38 trillion in assets under supervision as of March 31, 2019, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM leverages the resources of Goldman Sachs & Co. LLC subject to legal, internal and regulatory restrictions.

Money Market

Financial Square Fundssm

∎	Financial Square Treasury Solutions Fund[1]
∎	Financial Square Government Fund[1]
∎	Financial Square Money Market Fund[2]
∎	Financial Square Prime Obligations Fund[2]
∎	Financial Square Treasury Instruments Fund[1]
∎	Financial Square Treasury Obligations Fund[1]
∎	Financial Square Federal Instruments Fund[1]

Investor FundsSM

∎	Investor Money Market Fund[3]
∎	Investor Tax-Exempt Money Market Fund[3]

Fixed Income

Short Duration and Government

∎	Enhanced Income Fund
∎	High Quality Floating Rate Fund
∎	Short-Term Conservative Income Fund
∎	Short Duration Government Fund
∎	Short Duration Income Fund
∎	Government Income Fund
∎	Inflation Protected Securities Fund

Multi-Sector

∎	Bond Fund
∎	Core Fixed Income Fund
∎	Global Income Fund
∎	Strategic Income Fund

Municipal and Tax-Free

∎	High Yield Municipal Fund
∎	Dynamic Municipal Income Fund
∎	Municipal Income Completion Fund
∎	Short Duration Tax-Free Fund

Single Sector

∎	Investment Grade Credit Fund
∎	U.S. Mortgages Fund
∎	High Yield Fund
∎	High Yield Floating Rate Fund
∎	Emerging Markets Debt Fund
∎	Local Emerging Markets Debt Fund

Fixed Income Alternatives

∎	Long Short Credit Strategies Fund

Fundamental Equity

∎	Equity Income Fund
∎	Small Cap Value Fund
∎	Small/Mid Cap Value Fund
∎	Mid Cap Value Fund
∎	Large Cap Value Fund
∎	Focused Value Fund
∎	Capital Growth Fund
∎	Strategic Growth Fund
∎	Small/Mid Cap Growth Fund
∎	Flexible Cap Fund
∎	Concentrated Growth Fund
∎	Technology Opportunities Fund
∎	Growth Opportunities Fund
∎	Rising Dividend Growth Fund
∎	Blue Chip Fund
∎	Income Builder Fund

Tax-Advantaged Equity

∎	U.S. Tax-Managed Equity Fund
∎	International Tax-Managed Equity Fund
∎	U.S. Equity Dividend and Premium Fund
∎	International Equity Dividend and Premium Fund

Equity Insights

∎	Small Cap Equity Insights Fund
∎	U.S. Equity Insights Fund
∎	Small Cap Growth Insights Fund
∎	Large Cap Growth Insights Fund
∎	Large Cap Value Insights Fund
∎	Small Cap Value Insights Fund
∎	International Small Cap Insights Fund
∎	International Equity Insights Fund
∎	Emerging Markets Equity Insights Fund

Fundamental Equity International

∎	International Equity Income Fund
∎	International Equity ESG Fund
∎	Asia Equity Fund
∎	Emerging Markets Equity Fund
∎	N-11 Equity Fund
∎	ESG Emerging Markets Equity Fund

Alternative

∎	Real Estate Securities Fund
∎	International Real Estate Securities Fund
∎	Commodity Strategy Fund
∎	Global Real Estate Securities Fund
∎	Alternative Premia Fund
∎	Absolute Return Tracker Fund
∎	Managed Futures Strategy Fund
∎	MLP Energy Infrastructure Fund
∎	MLP & Energy Fund
∎	Multi-Manager Alternatives Fund
∎	Absolute Return Multi-Asset Fund
∎	Global Infrastructure Fund

Total Portfolio Solutions

∎	Global Managed Beta Fund
∎	Multi-Manager Non-Core Fixed Income Fund
∎	Multi-Manager U.S. Dynamic Equity Fund
∎	Multi-Manager Global Equity Fund
∎	Multi-Manager International Equity Fund
∎	Tactical Tilt Overlay Fund
∎	Balanced Strategy Portfolio
∎	Multi-Manager U.S. Small Cap Equity Fund
∎	Multi-Manager Real Assets Strategy Fund
∎	Growth and Income Strategy Portfolio
∎	Growth Strategy Portfolio
∎	Dynamic Global Equity Fund[4]
∎	Satellite Strategies Portfolio
∎	Enhanced Dividend Global Equity Portfolio
∎	Tax-Advantaged Global Equity Portfolio
∎	Strategic Factor Allocation Fund
∎	Target Date 2020 Portfolio
∎	Target Date 2025 Portfolio
∎	Target Date 2030 Portfolio
∎	Target Date 2035 Portfolio
∎	Target Date 2040 Portfolio
∎	Target Date 2045 Portfolio
∎	Target Date 2050 Portfolio
∎	Target Date 2055 Portfolio
∎	Target Date 2060 Portfolio
∎	GQG Partners International Opportunities Fund
∎	Tactical Exposure Fund

[1]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[2]	You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[3]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[4]	Effective after the close of business on February 28, 2019, the Goldman Sachs Equity Growth Strategy Portfolio was renamed the Goldman Sachs Dynamic Global Equity Fund.
Financial	Square FundsSM and Investor FundsSM are registered service marks of Goldman Sachs & Co. LLC.
*	This list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

TRUSTEES Jessica Palmer, Chair Kathryn A. Cassidy Diana M. Daniels James A. McNamara Roy W. Templin Gregory G. Weaver	OFFICERS James A. McNamara, President Joseph F. DiMaria, Principal Financial Officer, Principal Accounting Officer and Treasurer Caroline L. Kraus, Secretary

GOLDMAN SACHS & CO. LLC Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our Web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P. 200 West Street, New York, New York 10282

The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (I) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (II) on the Securities and Exchange Commission (“SEC”) website at http://www.sec.gov.

The Fund will file portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be made available on the SEC’s website at http://www.sec.gov. Portfolio holdings information may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

The website links provided are for your convenience only and are not an endorsement or recommendation by GSAM of any of these websites or the products or services offered. GSAM is not responsible for the accuracy and validity of the content of these websites.

Goldman Sachs does not provide legal, tax or accounting advice, unless explicitly agreed between you and Goldman Sachs (generally through certain services offered only to clients of Private Wealth Management). Any statement contained in this presentation concerning U.S. tax matters is not intended or written to be used and cannot be used for the purpose of avoiding penalties imposed on the relevant taxpayer. Notwithstanding anything in this document to the contrary, and except as required to enable compliance with applicable securities law, you may disclose to any person the US federal and state income tax treatment and tax structure of the transaction and all materials of any kind (including tax opinions and other tax analyses) that are provided to you relating to such tax treatment and tax structure, without Goldman Sachs imposing any limitation of any kind. Investors should be aware that a determination of the tax consequences to them should take into account their specific circumstances and that the tax law is subject to change in the future or retroactively and investors are strongly urged to consult with their own tax advisor regarding any potential strategy, investment or transaction.

Fund holdings and allocations shown are as of March 31, 2019 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider the Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about the Fund and may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

© 2019 Goldman Sachs. All rights reserved. 165295-OTU-977781 FIALTAR-19

Goldman Sachs Funds

Annual Report	March 31, 2019

Multi Sector Fixed Income Funds
Bond Fund
Core Fixed Income
Global Income
Strategic Income

It is our intention that beginning on January 1, 2021, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from a Fund or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and certain communications from a Fund electronically by calling the applicable toll-free number below or by contacting your financial intermediary.

You may elect to receive all future shareholder reports in paper free of charge. If you hold shares of a Fund directly with the Fund’s transfer agent, you can inform the transfer agent that you wish to receive paper copies of reports by calling toll-free 800-621-2550 for Institutional, Service, Class R6 and Class P shareholders or 800-526-7384 for all other shareholders. If you hold shares of a Fund through a financial intermediary, please contact your financial intermediary to make this election. Your election to receive reports in paper will apply to all Goldman Sachs Funds held in your account if you invest through your financial intermediary or all Goldman Sachs Funds held with the Funds’ transfer agent if you invest directly with the transfer agent.

Goldman Sachs Multi Sector Fixed Income Funds

∎	BOND FUND

∎	CORE FIXED INCOME

∎	GLOBAL INCOME

∎	STRATEGIC INCOME

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

What Differentiates the Goldman Sachs Asset Management Fixed Income Investment Process?

At Goldman Sachs Asset Management, L.P. (“GSAM”), the goal of our fixed income investment process is to provide consistent, strong performance by actively managing our portfolios within a research-intensive, risk-managed framework.

A key element of our fixed income investment philosophy is to evaluate the broadest global opportunity set to capture relative value across sectors and instruments. Our globally integrated investment process involves managing dynamically along the risk/return spectrum, as we continue to develop value-added strategies through:

∎	Assess relative value among sectors (such as mortgage-backed and corporate debt securities) and sub-sectors

∎	Leverage the vast resources of GSAM in selecting securities for each portfolio

∎	Team approach to decision making

∎	Manage risk by avoiding significant sector and interest rate bets

∎	Careful management of yield curve strategies — while closely managing portfolio duration

Fixed Income portfolios that:

∎	Include domestic and global investment options, income opportunities, and access to areas of specialization

∎	Capitalize on GSAM’s industry-renowned credit research capabilities

∎	Use a risk-managed framework to seek total return, recognizing the importance of investors’ capital accumulation goals as well as their need for income

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

1

MARKET REVIEW

Goldman Sachs Multi Sector Fixed Income Funds

Market Review

During the 12 months ended March 31, 2019 (the “Reporting Period”), the performance of the fixed income markets was most influenced by economic data, central bank monetary policy and geopolitics.

When the Reporting Period began with the second quarter of 2018, spread, or non-government bond, sectors broadly weakened amid increased U.S.-China trade tensions, political events in emerging markets countries and Italy, higher U.S. interest rates and a stronger U.S. dollar. U.S. high yield corporate bonds, however, generated a small positive return. Rising oil prices were a tailwind for the broader high yield corporate bond sector, as many energy issuers are high yield rated. In June 2018, the U.S. Federal Reserve (“Fed”) raised short-term interest rates, the seventh rate hike since December 2015. The Fed’s dot plot pointed to two more interest rate increases in 2018, implying a total of four rate hikes in the calendar year. (The “dot plot” shows interest rate projections of the members of the Federal Open Market Committee.) U.S. economic growth strengthened, with the Gross Domestic Product expanding at an annualized rate of 4.2% in the second calendar quarter. In contrast, economic growth softened in the Eurozone, Japan and China. Meanwhile, the European Central Bank (“ECB”) announced plans to taper its quantitative easing program beginning September 2018. The U.S. dollar appreciated relative to many major currencies during the second quarter of 2018.

Spread sectors performed well during the third quarter of 2018, as the global economy — led by particularly strong economic growth in the U.S. — expanded. However, some major economies, including those of the Eurozone, the U.K. and China, continued to exhibit a gradual softening trend. Emerging markets debt broadly posted gains, with strength in July and September 2018 outweighing pronounced August weakness. High yield corporate bonds also advanced, recording their best quarterly performance since the first quarter of 2017. In September 2018, the Fed delivered the eighth interest rate hike of its current tightening cycle, with its dot plot pointing to another increase by calendar year-end and three more during 2019. Fed Chair Jerome Powell delivered an upbeat assessment of the U.S. economy, which supported market expectations for these additional Fed rate hikes in 2019. U.S. Treasury yields rose in response, followed in turn by interest rates in other developed markets countries. In the third calendar quarter, the U.S. dollar appreciated modestly relative to many major currencies.

During the fourth quarter of 2018, investor concerns about slowing global economic growth momentum as well as tighter financial conditions, mainly in the U.S., weighed on spread sector performance. In particular, U.S. corporate bonds experienced weakness, as credit spreads, or yield differentials versus duration-equivalent U.S. Treasury securities, widened significantly. U.S. Treasury yields fell as investors grew fearful about the possible end of the global economic cycle, which led in turn to diminished expectations for further Fed interest rate hikes. In December 2018, Fed policymakers raised short-term interest rates, much as the market had expected, but lowered their projection for 2019 monetary policy tightening from three rate hikes to two. U.S. economic activity data — as reflected by Purchasing Managers’ Index and Institute for Supply Management surveys — remained in expansionary territory during the fourth calendar quarter but moderated from cycle highs. Headline inflation pressures eased as crude oil prices declined. In the fourth quarter of 2018, the U.S. dollar continued to appreciate versus many major currencies.

In the first quarter of 2019, spread sectors broadly posted gains, as dovish pivots by global central banks boosted investor sentiment and helped fuel rallies in both sovereign government

2

MARKET REVIEW

bonds and riskier segments of the fixed income market. (Dovish tends to suggest lower interest rates; opposite of hawkish.) Notably, high yield corporate bonds recorded their strongest start to a calendar year on record. The Fed kept its monetary policy unchanged during the first calendar quarter, with its dot plot projecting no interest rate hikes at all during 2019. Meanwhile, the ECB extended its forward guidance, noting that its interest rates would remain unchanged through 2019. Other developed markets’ central banks — namely, those of Australia, New Zealand, Switzerland and, to some degree, the U.K. — also turned dovish. The U.S. economy continued to benefit from strength in household consumption, which was underpinned by a healthy labor market. During the first quarter of 2019, the U.S. dollar strengthened relative to many major currencies.

For the Reporting Period overall, spread sector performance was mixed. High yield corporate bonds outperformed U.S. Treasury securities, with commercial mortgage-backed securities and asset-backed securities also outpacing U.S. Treasury securities, though to a lesser extent. Sovereign emerging markets debt underperformed U.S. Treasury securities, followed at some distance by investment grade corporate bonds, agency securities and mortgage-backed securities. During the Reporting Period, the U.S. Treasury yield curve, or spectrum of maturities, flattened, as yields on maturities of two years and less rose and yields on longer-term maturities fell. (Yield curve is a spectrum of interest rates for U.S. Treasuries based on maturities of varying lengths. A flattening yield curve is one wherein the differential in yields between longer-term and shorter-term maturities narrows.) The yield on the bellwether 10-year U.S. Treasury fell approximately 33 basis points to end the Reporting Period at 2.41%. Toward the end of the Reporting Period, the U.S. Treasury yield curve experienced a partial inversion. More specifically, the spread between the yields on three-month and 10-year U.S. Treasury securities inverted for the first time since 2007, meaning three-month yields were higher than those of 10-year U.S. Treasury securities. (A full inversion occurs when shorter-term yields exceed all longer-term yields.)

Looking Ahead

At the end of the Reporting Period, we believed the global economy had transitioned from a period of above-trend growth and rapid absorption of slack, particularly in the labor markets, to a period of near-trend growth with slower absorption of slack. In our opinion, global economic growth is likely to stabilize in the months ahead around levels seen at the end of the Reporting Period. Three key factors underpin our view. First, the Fed has pivoted from steady interest rate hikes to a dovish policy stance, and other developed markets central banks have followed suit. Second, China has taken a series of policy support steps to curtail the downward momentum in its economy, helping to ease external pressures on other Asian countries as well as on Europe. Third, the global trade backdrop has evolved from deteriorating to improving, with many investors anticipating a U.S.-China trade deal in the near term. Overall, we consider the short-term risk of recession to be low, should consumers broadly continue to drive economic growth, supported by healthy household balance sheets and strong labor markets.

Regarding global inflation, we think 2019 will likely be rather uneventful. The risks, we believe, are tilted toward softer inflation, as evidenced by easing pressures across core consumer prices, survey and market-based measures, producer prices, commodities, labor market slack and growth of money supply and credit.

As for the partial inversion of the U.S. Treasury yield curve, it is considered by some market participants to be a signal of an impending recession. However, we believe a comparison of

3

MARKET REVIEW

the inversion that occurred during the Reporting Period with historical instances is flawed, given that short-term interest rates remain low relative to those during prior inversions. Furthermore, term premiums are lower following the Fed’s quantitative easing, and inflation expectations are comparatively more contained. (Term premium is the compensation that investors generally receive for the added risk of owning longer-term bonds.) In our view, both of these factors can result in lower yields across the entire U.S. Treasury yield curve.

4

FUND RESULTS

Goldman Sachs Bond Fund

Investment Objective

The Fund seeks a total return consisting of capital appreciation and income that exceeds the total return of the Bloomberg Barclays U.S. Aggregate Bond Index.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs U.S. Fixed Income Investment Management Team discusses the Goldman Sachs Bond Fund’s (the “Fund”) performance and positioning for the 12-month period ended March 31, 2019 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A

During the Reporting Period, the Fund’s Class A, Class C, Institutional, Service, Investor, Class R and Class R6 Shares generated average annual total returns, without sales charges, of 3.84%, 2.97%, 4.19%, 3.67%, 4.10%, 3.58% and 4.10%, respectively. These returns compare to the 4.48% average annual total return of the Fund’s benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index (the “Bloomberg Barclays Index”), during the same time period.

For the period since their inception on April 20, 2018 through March 31, 2019, the Fund’s Class P Shares generated a cumulative total return of 4.72%. This compares to the 5.38% cumulative total return of the Bloomberg Barclays Index during the same time period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A

Our top-down currency strategy detracted from relative results during the Reporting Period, primarily due to exposure to emerging market currencies. A long position in the Argentine peso was the biggest detractor, followed by positioning around the South African rand, i.e. overweight until August 2018 and then rather close to the weighting of the Bloomberg Barclays Index. The currency strategy is primarily implemented via currency forwards.

The Fund’s country strategy contributed most positively to relative performance during the Reporting Period. Within the Fund’s country strategy, long positions in European rates versus short positions in the rates of other developed countries contributed positively to relative results. The Fund’s country strategy is primarily implemented via interest rate swaps and/or futures.

Tactical management of the Fund’s duration and yield curve positioning strategy also contributed positively to relative performance during the Reporting Period. The duration strategy is primarily implemented via interest rate swaps and/or futures. Duration is a measure of the Fund’s sensitivity to changes in interest rates. Yield curve is a spectrum of interest rates within a particular sector based on maturities of varying lengths.

Our cross-sector strategy generated mixed results, but overall contributed positively to the Fund’s relative results during the Reporting Period. Our cross-sector strategy is one in which we invest Fund assets across a variety of fixed income sectors, including some that may not be included in the Fund’s benchmark.

Bottom-up individual issue selection overall contributed positively to relative performance, especially within the corporate credit sector.

Q	Which fixed income market sectors most significantly affected Fund performance?

A

Implemented via our cross-sector strategy, the Fund’s positioning within the high yield corporate credit sector, i.e. a lesser exposure during the first half of the Reporting Period and a greater exposure during the second half of the Reporting Period, contributed most positively. The Fund’s paired duration target trades also added value during the Reporting Period as did the Fund’s overweight exposures to emerging markets debt and asset-backed securities. These positive contributors were partially offset by positioning around investment grade corporate credit, i.e. underweight relative to the Bloomberg Barclays Index in the first half of the Reporting Period and overweight on a relative basis during the second half of the Reporting Period, which detracted.

5

FUND RESULTS

Security selection strategies overall contributed positively to relative performance. Selection within the corporate credit sector boosted relative results most, primarily due to tactical credit curve positioning. Selections of investment grade corporate credit also added value as did selections of high yield industrial corporate credit. Selection within the securitized sector also proved beneficial due largely to selections of collateralized loan obligations and mortgage-backed securities. Individual issue selection within the government/swaps sector contributed positively driven by global yield curve steepener trades. (A steepening yield curve is one wherein the differential between short-term and long-term yields widens.) The Fund’s government/swaps strategy is primarily implemented via interest rate swaps and/or futures. Only partially offsetting these positive contributors was security selection within the emerging markets debt sector, which detracted. Selections of emerging markets debt from Argentina, Venezuela and Jamaica hurt most during the Reporting Period.

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A	Tactical management of the Fund’s duration and yield curve positioning contributed positively to its results during the Reporting Period, primarily driven by tactical yield curve positioning.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A

As market conditions warranted during the Reporting Period, currency transactions were carried out using primarily over-the-counter (“OTC”) spot and forward foreign exchange contracts as well as purchased OTC options. Currency transactions were used as we sought both to enhance returns and to hedge the Fund’s portfolio against currency exchange rate fluctuations. Also, Treasury futures and Eurodollar futures were used as warranted to facilitate specific duration, yield curve and country strategies; swaptions (or options on interest rate swap contracts) to express an outright term structure view and manage volatility (term structure, most often depicted as a yield curve, refers to the term structure of interest rates, which is the relationship between the yield to maturity and the time to maturity for pure discount bonds); credit default swaps to manage exposure to fluctuations in credit spreads (or the differential in yields between Treasury securities and non-Treasury securities that are identical in all respects except for quality rating); and interest rate swaps and total return swaps to manage exposure to fluctuations in interest rates. The Fund also used forward sales contracts to help manage duration. The Fund used collateralized loan obligations, collateralized mortgage obligations, inverse floaters, interest only mortgage-backed securities and TBAs (“to be announced”) within its securitized selection strategy.

Overall, we employ derivatives and similar instruments for the efficient management of the Fund’s portfolio. Derivatives and similar instruments allow us to manage interest rate, credit and currency risks more effectively by allowing us both to hedge and to apply active investment views with greater versatility and to afford greater risk management precision than we would otherwise be able to implement. Derivatives are used in combination with cash securities* to implement our views in the Fund. During the Reporting Period, positions in collateralized loan obligations, collateralized mortgage obligations, TBAs, currency forwards and futures contributed positively to relative results, while positions in credit default swaps, inverse floaters, interest-only mortgage-backed securities, swaptions and interest rate swaps detracted from relative results. The effect of the remaining derivatives and similar instruments mentioned above was rather neutral to the Fund’s results during the Reporting Period.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A

During the Reporting Period, we increased the Fund’s exposures relative to the Bloomberg Barclays Index in quasi-government securities, commercial mortgage-backed securities, residential mortgage-backed securities (especially pass-through mortgage-backed securities), investment grade corporate bonds and high yield corporate bonds. Relative to the Bloomberg Barclays Index, we decreased the Fund’s exposures to U.S. Treasuries, asset-backed securities and emerging markets debt during the Reporting Period. The Fund’s position in cash was reduced during the Reporting Period as well.

*Cash	may include local currency, foreign currency, short-term investment funds, bank acceptances, commercial paper, margin, repurchase agreements, time deposits, variable-rate demand notes, and/or money market mutual funds. The Cash category may show a negative market value percentage as a result of a) the timing of trade date versus settlement date transactions and/or b) the portfolio’s derivative investments, which are collateralized by the portfolio’s available cash and securities. Such securities are AAA rated by an independent rating agency, have durations between -2 and 1 years, and are limited to the following sectors: governments, agencies, supranationals, corporates, and agency-backed adjustable-rate mortgages.

6

FUND RESULTS

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A

After 28 years of distinguished service, Jonathan Beinner, chief investment officer (“CIO”) and co-head of the Global Fixed Income and Liquidity Solutions team in Goldman Sachs Asset Management (“GSAM”) and co-head of the cross-sector strategy within Fixed Income, decided to retire from the firm at the end of March 2019. He became an advisory director at that time. Sam Finkelstein and Ashish Shah, deputy co-CIOs of Fixed Income, became co-CIOs for the global Fixed Income business, assuming Jon’s CIO responsibilities effective January 2019. Andrew Wilson became the head of GSAM Global Fixed Income and Liquidity Solutions. Also effective January 1, 2019, Jon no longer served as a portfolio manager for the Fund, and Ashish Shah joined Michael Swell, Managing Director, as a portfolio manager for the Fund.

Q	How was the Fund positioned relative to its benchmark index at the end of March 2019?

A

At the end of March 2019, the Fund had overweighted allocations relative to the Bloomberg Barclays Index on a market-value weighted basis in investment grade corporate bonds, asset-backed securities, pass-through mortgage-backed securities and, to a lesser extent, in quasi-government securities and high yield corporate bonds. The Fund also had modest exposure to municipal bonds, which is a sector not represented in the Bloomberg Barclays Index. The Fund had underweighted exposure relative to the Bloomberg Barclays Index in U.S. government securities and held rather neutral positions compared to the Bloomberg Barclays Index in commercial mortgage-backed securities and emerging markets debt. The Fund had no exposure to covered bonds at the end of the Reporting Period. (Covered bonds are debt securities backed by cash flows from mortgage loans or public sector loans.) The Fund also maintained a position in cash* at the end of the Reporting Period. The Fund had a neutral overall duration compared to that of the Bloomberg Barclays Index at the end of the Reporting Period but maintained a short U.S. duration position relative to the Bloomberg Barclays Index.

7

FUND BASICS

Bond Fund

as of March 31, 2019

PERFORMANCE REVIEW

April 1, 2018– March 31, 2019	Fund Total Return (based on NAV)[1]	Bloomberg Barclays U.S. Aggregate Bond Index[2]	30-Day Standardized Subsidized Yield[3]	30-Day Standardized Unsubsidized Yield[3]

Class A	3.84%	4.48%	2.70%	2.28%
Class C	2.97	4.48	2.06	1.62
Institutional	4.19	4.48	3.13	2.69
Service	3.67	4.48	2.63	2.20
Investor	4.10	4.48	3.04	2.60
Class R	3.58	4.48	2.54	2.11
Class R6	4.10	4.48	3.14	2.70

April 20, 2018–March 31, 2019

Class P	4.72%	5.38%	3.14%	2.70%

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Bloomberg Barclays U.S. Aggregate Bond Index represents an unmanaged diversified portfolio of fixed income securities, including U.S. Treasuries, investment-grade corporate bonds and mortgage-backed and asset-backed securities. The Index figure does not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[3]	The method of calculation of the 30-Day Standardized Subsidized Yield is mandated by the Securities and Exchange Commission and is determined by dividing the net investment income per share earned during the last 30 days of the period by the maximum public offering price (“POP”) per share on the last day of the period. This number is then annualized. The 30-Day Standardized Subsidized Yield reflects fee waivers and/or expense reimbursements recorded by the Fund during the period. Without waivers and/or reimbursements, yields would be reduced. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not adjust for any fee waivers and/or expense reimbursements in effect. If the Fund does not incur any fee waivers and/or expense reimbursements during the period, the 30-Day Standardized Subsidized Yield and 30-Day Standardized Unsubsidized Yield will be identical.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect during the period shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

8

FUND BASICS

STANDARDIZED TOTAL RETURNS[4]

For the period ended 3/31/19	One Year	Five Years	Ten Years	Since Inception	Inception Date

Class A	-0.08%	1.43%	4.35%	3.67%	11/30/06
Class C	1.95	1.45	3.98	3.21	11/30/06
Institutional	4.19	2.56	5.11	4.35	11/30/06
Service	3.67	2.06	4.60	4.03	6/20/07
Investor	4.10	2.49	4.99	4.08	11/30/07
Class P	N/A	N/A	N/A	4.72	4/20/18
Class R	3.58	1.96	4.49	3.59	11/30/07
Class R6	4.10	N/A	N/A	2.34	7/31/15

[4]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 3.75% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Prior to July 29, 2009, the maximum initial sales charge applicable to Class A Shares was 4.5%, which is not reflected in the average annual total return figures shown. Effective July 30, 2018, Class C Shares convert automatically to Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is ten years after the purchase date. The Since Inception returns for Class C Shares do not reflect the conversion to Class A Shares after the first ten years of performance. Because Institutional, Service, Investor, Class P, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS[5]

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	0.79%	0.93%
Class C	1.54	1.68
Institutional	0.45	0.59
Service	0.95	1.09
Investor	0.54	0.68
Class P	0.44	0.58
Class R	1.04	1.18
Class R6	0.44	0.58

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least July 29, 2019, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

9

FUND BASICS

FUND COMPOSITION[6]

Percentage of Net Assets

[6]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term investments represent certificates of deposit and commercial paper. Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

[7]	“Federal Agencies” are mortgage-backed securities guaranteed by the Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corp. (“FHLMC”). GNMA instruments are backed by the full faith and credit of the U.S. Government.

[8]	“Agency Debentures” include agency securities offered by companies such as FNMA and FHLMC, which operate under a government charter. While they are required to report to a government regulator, their assets are not explicitly guaranteed by the government and they otherwise operate like any other publicly traded company.

10

GOLDMAN SACHS BOND FUND

Performance Summary

March 31, 2019

The following graph shows the value, as of March 31, 2019, of a $1,000,000 investment made on April 1, 2009 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations may cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class C, Service, Investor, Class P, Class R and Class R6 Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decisions regarding issuer/industry/country investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

Bond Fund’s 10 Year Performance

Performance of a $1,000,000 investment, with distributions reinvested, from April 1, 2009 through March 31, 2019.

Average Annual Total Return through March 31, 2019	One Year	Five Years	Ten Years	Since Inception
Class A (Commenced November 30, 2006)
Excluding sales charges	3.84%	2.22%	4.76%	3.99%
Including sales charges	-0.08%	1.43%	4.35%	3.67%

Class C (Commenced November 30, 2006)
Excluding contingent deferred sales charges	2.97%	1.45%	3.98%	3.21%
Including contingent deferred sales charges	1.95%	1.45%	3.98%	3.21%

Institutional Class (Commenced November 30, 2006)	4.19%	2.56%	5.11%	4.35%

Service Class (Commenced June 20, 2007)	3.67%	2.06%	4.60%	4.03%

Investor Class (Commenced November 30, 2007)	4.10%	2.49%	4.99%	4.08%

Class P (Commenced April 20, 2018)	N/A	N/A	N/A	4.72%*

Class R (Commenced November 30, 2007)	3.58%	1.96%	4.49%	3.59%

Class R6 (Commenced July 31, 2015)	4.10%	N/A	N/A	2.34%

*	Total return for periods of less than one year represents cumulative total return.

11

FUND RESULTS

Goldman Sachs Core Fixed Income Fund

Investment Objective

The Fund seeks a total return consisting of capital appreciation and income that exceeds the total return of the Bloomberg Barclays U.S. Aggregate Bond Index.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs U.S. Fixed Income Investment Management Team discusses the Goldman Sachs Core Fixed Income Fund’s (the “Fund”) performance and positioning for the 12-month period ended March 31, 2019 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional, Service, Investor, Class R and Class R6 Shares generated average annual total returns, without sales charges, of 4.40%, 3.52%, 4.75%, 4.23%, 4.66%, 4.14% and 4.76%, respectively. These returns compare to the 4.48% average annual total return of the Fund’s benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index (the “Bloomberg Barclays Index”), during the same period.

For the period since their inception on April 20, 2018 through March 31, 2019, the Fund’s Class P Shares generated a cumulative total return of 5.50%. This compares to the 5.38% cumulative total return of the Bloomberg Barclays Index during the same time period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Bottom-up individual issue selection overall contributed most positively to relative performance, especially within the corporate credit sector.

Tactical management of the Fund’s duration and yield curve positioning strategy contributed positively to relative performance during the Reporting Period. The duration strategy is primarily implemented via interest rate swaps and/or futures. Duration is a measure of the Fund’s sensitivity to changes in interest rates. Yield curve is a spectrum of interest rates within a particular sector based on maturities of varying lengths.

Within the Fund’s country strategy, long positions in European rates versus short positions in the rates of other developed countries contributed positively to relative results. These gains were partially offset by the Fund’s long U.S. rates position versus short other developed countries’ rates positioning, which detracted. The Fund’s country strategy is primarily implemented via interest rate swaps and/or futures.

Our cross-sector strategy contributed positively overall to the Fund’s relative results during the Reporting Period. Our cross-sector strategy is one in which we invest Fund assets across a variety of fixed income sectors, including some that may not be included in the Fund’s benchmark.

Our top-down currency strategy had a rather neutral effect on the Fund’s relative results during the Reporting Period. The currency strategy is primarily implemented via currency forwards.

Q	Which fixed income market sectors most significantly affected Fund performance?

A	Implemented via our cross-sector strategy, the Fund’s long U.S. rates position contributed most positively. An overweight exposure to asset-backed securities also benefited the Fund’s relative performance as did the Fund’s implicit exposure to U.S. Treasury swaps.

Security selection strategies overall contributed positively to relative performance. Selection within the corporate credit sector boosted relative results most, primarily due to tactical credit curve positioning. Selections of investment grade industrial corporate credit also added value. Selection within the securitized sector also proved beneficial due largely to selections of mortgage-backed securities and collateralized loan obligations. Security selection within the emerging markets debt sector further boosted relative results, with selections of emerging markets debt from Qatar, United Arab Emirates, Indonesia and Mexico especially benefiting performance. Individual issue selection within the government/swaps sector did not materially affect the Fund’s performance during the Reporting Period. The Fund’s government/swaps strategy is primarily implemented via interest rate swaps and/or futures.

12

FUND RESULTS

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A	Tactical management of the Fund’s duration and yield curve positioning contributed positively to its results during the Reporting Period, primarily driven by tactical U.S. yield curve positioning.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	As market conditions warranted during the Reporting Period, currency transactions were carried out using primarily over-the-counter (“OTC”) spot and forward foreign exchange contracts as well as purchased OTC options. Currency transactions were used as we sought both to enhance returns and to hedge the Fund’s portfolio against currency exchange rate fluctuations. Also, Treasury and international government bond futures, Eurodollar futures and other futures contracts were used as warranted to facilitate specific duration, yield curve and country strategies; swaptions (or options on interest rate swap contracts) to express an outright term structure view and manage volatility (term structure, most often depicted as a yield curve, refers to the term structure of interest rates, which is the relationship between the yield to maturity and the time to maturity for pure discount bonds); credit default swaps to manage exposure to fluctuations in credit spreads (or the differential in yields between Treasury securities and non-Treasury securities that are identical in all respects except for quality rating); and interest rate swaps to manage exposure to fluctuations in interest rates. The Fund also used forward sales contracts to help manage duration. The Fund used collateralized loan obligations, collateralized mortgage obligations, inverse floaters, interest only mortgage-backed securities and TBAs (“to be announced”) within its securitized selection strategy.

Overall, we employ derivatives and similar instruments for the efficient management of the Fund’s portfolio. Derivatives and similar instruments allow us to manage interest rate, credit and currency risks more effectively by allowing us both to hedge and to apply active investment views with greater versatility and to afford greater risk management precision than we would otherwise be able to implement. During the Reporting Period, positions in currency forwards, futures, collateralized loan obligations and TBAs contributed positively to relative results, while positions in swaptions, credit default swaps and interest rate swaps detracted from relative results, and positions in the remaining derivatives and similar instruments mentioned above did not meaningfully impact Fund performance.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	During the Reporting Period, we increased the Fund’s exposures relative to the Bloomberg Barclays Index in commercial mortgage-backed securities, investment grade corporate bonds and residential mortgage-backed securities (especially pass-through mortgage-backed securities. Relative to the Bloomberg Barclays Index, we decreased the Fund’s exposures to U.S. Treasuries and asset-backed securities. The Fund’s position in cash was reduced during the Reporting Period as well.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	After 28 years of distinguished service, Jonathan Beinner, chief investment officer (“CIO”) and co-head of the Global Fixed Income and Liquidity Solutions team in Goldman Sachs Asset Management (“GSAM”) and co-head of the cross-sector strategy within Fixed Income, decided to retire from the firm at the end of March 2019. He became an advisory director at that time. Sam Finkelstein and Ashish Shah, deputy co-CIOs of Fixed Income, became co-CIOs for the global Fixed Income business, assuming Jon’s CIO responsibilities effective January 2019. Andrew Wilson became the head of GSAM Global Fixed Income and Liquidity Solutions. Also effective January 1, 2019, Jon no longer served as a portfolio manager for the Fund, and Ashish Shah joined Michael Swell, Managing Director, as a portfolio manager for the Fund.

Q	How was the Fund positioned relative to its benchmark index at the end of March 2019?

A

At the end of March 2019, the Fund had its most overweighted allocations relative to the Bloomberg Barclays Index on a market-value weighted basis in investment grade corporate bonds and asset-backed securities. The Fund also had more modestly overweighted exposures at the end of the Reporting Period to quasi-government securities, residential mortgage-backed securities and commercial mortgage-backed securities. The Fund had its most underweighted exposure relative to the Bloomberg Barclays Index in U.S. government securities. The Fund maintained rather neutral exposures relative to the Bloomberg Barclays Index to high yield corporate bonds and emerging markets debt. The Fund had no exposure to covered bonds at the end of the Reporting

13

FUND RESULTS

Period. (Covered bonds are debt securities backed by cash flows from mortgage loans or public sector loans.) The Fund had a neutral overall duration compared to that of the Bloomberg Barclays Index at the end of the Reporting Period but maintained a short U.S. duration position relative to the Bloomberg Barclays Index.

14

FUND BASICS

Core Fixed Income Fund

as of March 31, 2019

PERFORMANCE REVIEW

April 1, 2018– March 31, 2019	Fund Total Return (based on NAV)[1]	Bloomberg Barclays U.S. Aggregate Bond Index[2]	30-Day Standardized Subsidized Yield[3]	30-Day Standardized Unsubsidized Yield[3]

Class A	4.40%	4.48%	2.51%	2.36%
Class C	3.52	4.48	1.87	1.72
Institutional	4.75	4.48	2.94	2.80
Service	4.23	4.48	2.45	2.31
Investor	4.66	4.48	2.85	2.70
Class R	4.14	4.48	2.36	2.21
Class R6	4.76	4.48	2.95	2.80

April 20, 2018–March 31, 2019

Class P	5.50%	5.38%	2.95%	2.80%

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Bloomberg Barclays U.S. Aggregate Bond Index represents an unmanaged diversified portfolio of fixed income securities, including U.S. Treasuries, investment-grade corporate bonds, and mortgage-backed and asset-backed securities. The Index figure does not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[3]	The method of calculation of the 30-Day Standardized Subsidized Yield is mandated by the Securities and Exchange Commission and is determined by dividing the net investment income per share earned during the last 30 days of the period by the maximum public offering price (“POP”) per share on the last day of the period. This number is then annualized. The 30-Day Standardized Subsidized Yield reflects fee waivers and/or expense reimbursements recorded by the Fund during the period. Without waivers and/or reimbursements, yields would be reduced. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not adjust for any fee waivers and/or expense reimbursements in effect. If the Fund does not incur any fee waivers and/or expense reimbursements during the period, the 30-Day Standardized Subsidized Yield and 30-Day Standardized Unsubsidized Yield will be identical.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect during the period shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

15

FUND BASICS

STANDARDIZED TOTAL RETURNS[4]

For the period ended 3/31/19	One Year	Five Years	Ten Years	Since Inception	Inception Date

Class A	0.47%	1.62%	4.39%	4.34%	5/1/97
Class C	2.50	1.62	4.01	3.63	8/15/97
Institutional	4.75	2.73	5.14	5.04	1/5/94
Service	4.23	2.22	4.62	4.45	3/13/96
Investor	4.66	2.64	5.04	3.38	11/30/07
Class P	N/A	N/A	N/A	5.50	4/20/18
Class R	4.14	2.13	4.53	2.87	11/30/07
Class R6	4.76	N/A	N/A	2.56	7/31/15

[4]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 3.75% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Prior to July 29, 2009, the maximum initial sales charge applicable to Class A Shares was 4.5%, which is not reflected in the average annual total return figures shown. Effective July 30, 2018, Class C Shares convert automatically to Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is ten years after the purchase date. The Since Inception returns for Class C Shares do not reflect the conversion to Class A Shares after the first ten years of performance. Because Institutional, Service, Investor, Class P, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS[5]

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	0.79%	0.84%
Class C	1.54	1.59
Institutional	0.45	0.50
Service	0.95	1.00
Investor	0.54	0.59
Class P	0.44	0.49
Class R	1.04	1.09
Class R6	0.44	0.49

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least July 29, 2019, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

16

FUND BASICS

FUND COMPOSITION[6]

Percentage of Net Assets

[6]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term investments represent certificates of deposit and commercial paper. Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

[7]	“Federal Agencies” are mortgage-backed securities guaranteed by the Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corp. (“FHLMC”). GNMA instruments are backed by the full faith and credit of the U.S. Government.

[8]	“Agency Debentures” include agency securities offered by companies such as FNMA and FHLMC, which operate under a government charter. While they are required to report to a government regulator, their assets are not explicitly guaranteed by the government and they otherwise operate like any other publicly traded company.

17

GOLDMAN SACHS CORE FIXED INCOME FUND

Performance Summary

March 31, 2019

The following graph shows the value, as of March 31, 2019, of a $1,000,000 investment made on April 1, 2009 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations may cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class C, Service, Investor, Class P, Class R and Class R6 Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decisions regarding issuer/industry/country investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

Core Fixed Income Fund’s 10 Year Performance

Performance of a $1,000,000 investment, with distributions reinvested, from April 1, 2009 through March 31, 2019.

Average Annual Total Return through March 31, 2019	One Year	Five Years	Ten Years	Since Inception
Class A (Commenced May 1, 1997)
Excluding sales charges	4.40%	2.39%	4.79%	4.53%
Including sales charges	0.47%	1.62%	4.39%	4.34%

Class C (Commenced August 15, 1997)
Excluding contingent deferred sales charges	3.52%	1.62%	4.01%	3.63%
Including contingent deferred sales charges	2.50%	1.62%	4.01%	3.63%

Institutional Class (Commenced January 5, 1994)	4.75%	2.73%	5.14%	5.04%

Service Class (Commenced March 13, 1996)	4.23%	2.22%	4.62%	4.45%

Investor Class (Commenced November 30, 2007)	4.66%	2.64%	5.04%	3.38%

Class P (Commenced April 20, 2018)	N/A	N/A	N/A	5.50%*

Class R (Commenced November 30, 2007)	4.14%	2.13%	4.53%	2.87%

Class R6 (Commenced July 31, 2015)	4.76%	N/A	N/A	2.56%

*	Total return for periods of less than one year represents cumulative total return.

18

FUND RESULTS

Goldman Sachs Global Income Fund

Investment Objective

The Fund seeks a high total return, emphasizing current income, and, to a lesser extent, providing opportunities for capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Global Fixed Income Investment Management Team discusses the Goldman Sachs Global Income Fund’s (the “Fund”) performance and positioning for the 12-month period ended March 31, 2019 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional, Service, Investor and Class R6 Shares generated average annual total returns, without sales charges, of 3.99%, 3.24%, 4.34%, 3.75%, 4.25% and 4.35%, respectively. These returns compare to the 4.93% average annual total return of the Fund’s benchmark, the Bloomberg Barclays Global Aggregate Bond Index (Gross, USD, hedged) (the “Bloomberg Barclays Index”), during the same time period.

For the period since their inception on April 20, 2018 through March 31, 2019, the Fund’s Class P Shares generated a cumulative total return of 4.77%. This compares to the 5.32% cumulative total return of the Bloomberg Barclays Index during the same time period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund’s currency strategy was the only strategy to detract from its relative results during the Reporting Period. An overweight relative to the Bloomberg Barclays Index in the Argentine peso hurt most, as the currency significantly depreciated during the second and third quarters of 2018, driven by concerns around external funding vulnerabilities of Argentina. As the challenges facing several other emerging market economies persisted, the softening in sentiment more broadly across the emerging markets further eroded market confidence on the situation in Argentina. The Fund’s currency strategy primarily implements relative value positions in developed and emerging market currencies, using valuations relative to short- and medium-term fundamentals.

Conversely, our country strategy was one of the most significant positive contributors to the Fund’s performance during the Reporting Period, driven primarily by the Fund’s long position in European rates versus a short position in Swedish rates. The position contributed positively, as Sweden’s Riksbank raised its interest rates in December 2018, marking the first tightening policy move by the Swedish central bank in seven years. Additionally, the Fund’s position on the U.S. rates curve contributed positively, partially offset by the Fund’s Canada, New Zealand and Italy curve positions, which dampened relative results. The country strategy is primarily implemented via interest rate swaps and/or futures.

The Fund’s cross-sector strategy also contributed positively to relative results during the Reporting Period. The cross-sector strategy is primarily implemented via cash bonds and index/single-name credit default swaps. Our cross-sector strategy is one in which we invest Fund assets across a variety of fixed income sectors, including some that may not be included in the Fund’s benchmark.

Our duration strategy boosted the Fund’s relative results as well during the Reporting Period. The duration strategy is primarily implemented via interest rate swaps and/or futures. Duration is a measure of the Fund’s sensitivity to changes in interest rates.

Bottom-up individual issue selection overall added value, led by our corporate selection strategy. To a more modest degree, our emerging markets debt selection strategy and government/swaps selection strategy also contributed positively. The corporate selection strategy is primarily implemented via cash rate bonds and credit default swaps (mainly index swaps). The emerging markets debt selection strategy implements directional, relative value and idiosyncratic trade ideas in local and external emerging market rates and corporate bonds. The government/swaps selection strategy identifies local relative value anomalies and opportunities within government bond markets.

19

FUND RESULTS

Individual issue selection strategies reflect any active views we take on a particular sector.

Q	Which fixed income market sectors most significantly affected Fund performance?

A	Our cross-sector strategy contributed positively, primarily due to the Fund’s overweight positions in collateralized loan obligations and asset-backed securities. Both of these sectors outperformed the Bloomberg Barclays Index during the Reporting Period as a whole and particularly in the third quarter of 2018.

Within our corporate selection strategy, the Fund’s overweight bias to short and medium maturity U.S. corporate bonds helped most. The Fund’s investment grade credit default swap index versus cash rate bonds basis trade also contributed positively. Within our emerging markets debt selection strategy, the Fund’s long exposure to South Korean inflation proved most beneficial. The Fund’s exposure to United Arab Emirates, Indonesia and Qatar external debt also contributed positively. Our government/swaps selection strategy added value as a result of several trades, but predominantly due to the Fund’s U.K. and European curve steepener trades. Additionally, our U.S. spread widener trade boosted relative results. (A steepening yield curve is one in which the differential between yields on shorter-term maturities and longer-term maturities widens.)

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A	The Fund’s duration positioning contributed positively to its results during the Reporting Period. The Fund’s duration strategy is actively managed and constantly monitored in an effort to generate greater performance and reduced risk through volatile markets. We tactically adjusted the Fund’s duration position throughout the Reporting Period as market conditions shifted. That said, we maintained a short U.S. duration position relative to the Bloomberg Barclays Index throughout the Reporting Period, centered on the five-year and seven-year segments of the yield curve, or spectrum of maturities. This positioning boosted relative results throughout the Reporting Period, as the U.S. posted strong economic growth data and the U.S. Federal Reserve (the “Fed”) raised interest rates three times — through December 2018 — during the Reporting Period. The contribution of the Fund’s duration positioning scaled back in the first quarter of 2019, as the Fed introduced a dovish tone with expectations of no interest rate hikes in 2019. (Dovish suggests lower interest rates; opposite of hawkish.)

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	We used derivatives and similar instruments for the efficient management of the Fund. These derivatives and similar instruments allowed us to manage interest rate, credit and currency risks more effectively by allowing us both to hedge and to apply active investment views with greater versatility and to afford greater risk management precision than we would otherwise be able to implement. Derivatives are used in combination with cash* to implement our views in the Fund.

During the Reporting Period, we used Treasury futures, Eurodollar futures, interest rate and bond exchange traded futures contracts and swaptions to implement duration and country strategies within the Fund, especially in the U.S., Eurozone, U.K. and Japanese markets. Currency transactions were carried out using primarily over-the-counter (“OTC”) spot and forward foreign exchange contracts as well as by purchasing OTC options. Currency transactions were used as we sought both to enhance returns and to hedge the Fund’s portfolio against currency exchange rate fluctuations. Interest rate and credit default swaps were also used as cost-efficient instruments to help grant us greater precision and versatility in the management of active strategies. Forward sales contracts were used to implement currency transactions based on our active views and for hedging purposes. Written option contracts were used to implement active views within our top-down and bottom-up selection strategies and for hedging purposes. The Fund used collateralized loan obligations, collateralized mortgage obligations, interest only mortgage-backed securities and TBAs (“to be announced”) within its securitized selection strategy. While the use of derivatives generated mixed results during the Reporting Period, as described earlier, overall, they had a positive impact on the Fund’s results.

*Cash	may include local currency, foreign currency, short-term investment funds, bank acceptances, commercial paper, margin, repurchase agreements, time deposits, variable-rate demand notes, and/or money market mutual funds. The Cash category may show a negative market value percentage as a result of a) the timing of trade date versus settlement date transactions and/or b) the portfolio’s derivative investments, which are collateralized by the portfolio’s available cash and securities. Such securities are AAA rated by an independent rating agency, have durations between -2 and 1 years, and are limited to the following sectors: governments, agencies, supranationals, corporates, and agency-backed adjustable-rate mortgages.

20

FUND RESULTS

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	As mentioned earlier, we tactically adjusted the Fund’s U.S. duration position during the Reporting Period as market conditions and central bank policy shifted, but overall reduced the Fund’s short position on the U.S. rates curve. Also, we added a long position on the European rates curve and closed out the Fund’s short Swedish rates curve position. We added a long European rates position versus Japanese rates at the five-year segment of its rates curve. Similarly, we added a long Swiss rates position versus U.K. rates at the five-year segment of its rates curve. We reduced the Fund’s long European rates position versus short Swedish rates position.

From a sector perspective, on a market-value weighted basis, we closed out the Fund’s short high yield credit exposure and established a long high yield credit exposure via our cross-sector strategy. We maintained the Fund’s long positions in investment grade corporate bonds and emerging markets debt via our cross-sector strategy.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	During the Reporting Period, we implemented the following changes in an effort to improve the coordination amongst our management strategies. Ashish Shah, Chief Investment Officer (“CIO”) of Global Credit and Head of Fixed Income at Alliance Bernstein, joined Goldman Sachs Asset Management (“GSAM”) Fixed Income in New York as a partner and head of our Cross Sector and Corporate Credit team. He was added to the Fixed Income Strategy Group upon his start with the firm. Ashish Shah became co-CIO of GSAM Fixed Income in January 2019 along with Sam Finkelstein. Also, Paolo Nicolosi, of the Fund’s currency strategy team, left the firm in May 2018, and Gilberto Marcheggiano, head of the Fund’s cross-macro strategy, left the firm in November 2018.

Q	How was the Fund positioned relative to its benchmark index at the end of March 2019?

A	At the end of March 2019, on a market-value weighted basis, the Fund had overweighted allocations relative to the Bloomberg Barclays Index in asset-backed securities, investment grade corporate bonds and residential mortgage-backed securities. The Fund had underweighted exposures relative to the Bloomberg Barclays Index in government securities and, to a lesser degree, in covered bonds. (Covered bonds are debt securities backed by cash flows from mortgage loans or public sector loans.) The Fund had rather neutrally weighted positions relative to the Bloomberg Barclays Index in quasi-government securities, commercial mortgage-backed securities and emerging markets debt and had no position in high yield corporate bonds at the end of the Reporting Period. The Fund also maintained a position in cash* at the end of the Reporting Period.

From a country perspective, on a market-value weighted basis, the Fund was overweight relative to the Bloomberg Barclays Index in the U.S., and to a much lesser degree, in the U.K. The Fund was underweight compared to the Bloomberg Barclays Index in Japan and the Eurozone overall. Within the Eurozone, the Fund was most underweight France and Italy and was rather neutrally weighted to the remaining markets at the end of the Reporting Period. The Fund was relatively neutrally weighted at the end of the Reporting Period to Australia, Canada, Denmark, Sweden and the emerging markets overall and had no exposure to Norway. The Fund had a rather neutral duration to that of the Bloomberg Barclays Index at the end of the Reporting Period.

21

FUND BASICS

Global Income Fund

as of March 31, 2019

PERFORMANCE REVIEW

April 1, 2018– March 31, 2019	Fund Total Return (based on NAV)[1]	Bloomberg Barclays Global Aggregate Bond Index (Gross, USD, Hedged)[2]	30-Day Standardized Subsidized Yield[3]	30-Day Standardized Unsubsidized Yield[3]

Class A	3.99%	4.93%	1.19%	0.93%
Class C	3.24	4.93	0.50	0.24
Institutional	4.34	4.93	1.57	1.30
Service	3.75	4.93	1.08	0.81
Investor	4.25	4.93	1.48	1.21
Class R6	4.35	4.93	1.58	1.31

April 20, 2018–March 31, 2019

Class P	4.77%	5.32%	1.58%	1.31%

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Bloomberg Barclays Global Aggregate Bond Index (Gross, USD, Hedged), an unmanaged index, provides a broad based measure of the global investment-grade fixed-rate debt markets and covers the most liquid portion of the global investment grade fixed-rate bond market, including government, credit and collateralized securities. The Index figures do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[3]	The method of calculation of the 30-Day Standardized Subsidized Yield is mandated by the Securities and Exchange Commission and is determined by dividing the net investment income per share earned during the last 30 days of the period by the maximum public offering price (“POP”) per share on the last day of the period. This number is then annualized. The 30-Day Standardized Subsidized Yield reflects fee waivers and/or expense reimbursements recorded by the Fund during the period. Without waivers and/or reimbursements, yields would be reduced. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not adjust for any fee waivers and/or expense reimbursements in effect. If the Fund does not incur any fee waivers and/or expense reimbursements during the period, the 30-Day Standardized Subsidized Yield and 30-Day Standardized Unsubsidized Yield will be identical.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect during the period shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

22

FUND BASICS

STANDARDIZED TOTAL RETURNS[4]

For the period ended 3/31/19	One Year	Five Years	Ten Years	Since Inception	Inception Date

Class A	0.12%	1.90%	3.94%	4.97%	8/2/91
Class C	2.23	1.92	3.57	3.62	8/15/97
Institutional	4.34	3.02	4.69	5.33	8/1/95
Service	3.75	2.43	4.13	4.30	3/12/97
Investor	4.25	2.94	N/A	3.35	7/30/10
Class P	N/A	N/A	N/A	4.77	4/20/18
Class R6	4.35	N/A	N/A	2.86	7/31/15

[4]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 3.75% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Prior to July 29, 2009, the maximum initial sales charge applicable to Class A Shares was 4.5%, which is not reflected in the average annual total return figures shown. Effective July 30, 2018, Class C Shares convert automatically to Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is ten years after the purchase date. The Since Inception returns for Class C Shares do not reflect the conversion to Class A Shares after the first ten years of performance. Because Institutional, Service, Investor, Class P and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS[5]

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.03%	1.13%
Class C	1.78	1.88
Institutional	0.69	0.79
Service	1.19	1.29
Class P	0.68	0.78
Investor	0.78	0.88
Class R6	0.68	0.78

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least July 29, 2019, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

23

FUND BASICS

CURRENCY ALLOCATION[6]

	Percentage of Net Assets

	as of 3/31/19	as of 3/31/18

U.S. Dollar	63.1%	51.5%
Japanese Yen	13.7	22.3
Euro	13.7	16.0
British Pound	5.8	4.0
Canadian Dollar	2.5	2.9
South Korean Won	1.8	1.5
Thai Baht	0.6	0.5
Swedish Krona	0.4	0.4
Australian Dollar	0.4	0.3
Singapore Dollar	0.3	0.0
Mexican Peso	0.3	0.3
Indonesian Rupiah	0.2	0.0
South African Rand	0.2	0.8
Danish Krone	0.1	0.1
Israeli Shekel	0.1	0.1
Czech Koruna	0.1	0.1
Russian Ruble	0.1	0.1

[6]	The percentage shown for each currency reflects the value of investments in that category as a percentage of net assets. Figures in the table may not sum to 100% due to the exclusion of other assets and liabilities. The table depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

24

GOLDMAN SACHS GLOBAL INCOME FUND

Performance Summary

March 31, 2019

The following graph shows the value, as of March 31, 2019, of a $1,000,000 investment made on April 1, 2009 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Bloomberg Barclays Global Aggregate Bond Index (Gross, USD, Hedged) is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations may cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class C, Service, Investor, Class P and Class R6 Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decisions regarding issuer/industry/country investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

Global Income Fund’s 10 Year Performance

Performance of a $1,000,000 investment, with distributions reinvested, from April 1, 2009 through March 31, 2019.

Average Annual Total Return through March 31, 2019	One Year	Five Years	Ten Years	Since Inception
Class A (Commenced August 2, 1991)
Excluding sales charges	3.99%	2.67%	4.34%	5.12%
Including sales charges	0.12%	1.90%	3.94%	4.97%

Class C (Commenced August 15, 1997)
Excluding contingent deferred sales charges	3.24%	1.92%	3.57%	3.62%
Including contingent deferred sales charges	2.23%	1.92%	3.57%	3.62%

Institutional Class (Commenced August 1, 1995)	4.34%	3.02%	4.69%	5.33%

Service Class (Commenced March 12, 1997)	3.75%	2.43%	4.13%	4.30%

Investor Class (Commenced July 30, 2010)	4.25%	2.94%	N/A	3.35%

Class P (Commenced April 20, 2018)	N/A	N/A	N/A	4.77%*

Class R6 (Commenced July 31, 2015)	4.35%	N/A	N/A	2.86%

*	Total return for periods of less than one year represents cumulative total return.

25

FUND RESULTS

Goldman Sachs Strategic Income Fund

Investment Objective

The Fund seeks total return comprised of income and capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs U.S. Fixed Income Investment Management Team discusses the Goldman Sachs Strategic Income Fund’s (the “Fund”) performance and positioning for the 12-month period ended March 31, 2019 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional, Investor, Class R and Class R6 Shares generated average annual total returns, without sales charges, of 0.46%, -0.41%, 0.71%, 0.61%, 0.10% and 0.70%, respectively. These returns compare to the 2.48% average annual total return of the Fund’s benchmark, the ICE BofAML U.S. Dollar 3-Month LIBOR Constant Maturity Index (the “LIBOR Index”), during the same period.

For the period since their inception on April 20, 2018 through March 31, 2019, the Fund’s Class P Shares generated a cumulative total return of -0.12%. This compares to the 2.36% cumulative total return of the LIBOR Index during the same time period.

We note that the Fund’s benchmark being the LIBOR Index is a means of emphasizing that the Fund has an unconstrained strategy. That said, this Fund employs a benchmark agnostic strategy and thus comparisons to a benchmark index are not particularly relevant.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Within our top-down strategies, our currency strategy detracted most from the Fund’s performance during the Reporting Period. Most of the currency strategy’s weak performance can be attributed to the Fund’s exposure to the Argentine peso and other emerging market currencies. The Argentine peso came under pressure due to higher U.S. interest rates, low investor confidence in the Argentine central bank’s credibility given prior policy mistakes, mounting concerns about the Argentine government’s ability to implement fiscal consolidation amid a fragile monetary backdrop and broader “risk off” market sentiment, or heightened risk aversion, given political uncertainties in several European and emerging market nations. Emerging market currencies broadly were weighed upon by a number of factors during the Reporting Period, including a moderation in global economic growth, withdrawal of global liquidity and tighter financial conditions, higher oil prices and intensification of U.S.-China trade tensions. Country-specific factors, such as U.S. sanctions on Russia, concerns around external funding needs in Turkey and Argentina, and doubts around policymaker commitment to necessary economic reform in South Africa also weighed on emerging market currencies.

Conversely, the Fund’s duration strategy added value during the Reporting Period. Duration is a measure of the Fund’s sensitivity to changes in interest rates. Similarly, the Fund’s yield curve positioning contributed positively to performance during the Reporting Period. Yield curve is a spectrum of interest rates within a particular sector based on maturities of varying lengths.

The Fund’s country strategy, wherein we trade based on our analysis of relative value rates across global interest rate markets, also contributed positively to the Fund’s performance during the Reporting Period. Trades that contributed positively to the Fund’s results included long European rates positions versus short Sweden, U.K., Australia and Japan rates positions, as the Eurozone economy remained tepid and the European Central Bank maintained its dovish bias relative to other central banks. (Dovish suggests lower interest rates; opposite of hawkish.)

Individual issue selection produced mixed results. These strategies reflect any active views we take on particular sectors.

Q	Which fixed income market sectors most significantly affected Fund performance?

A	Individual issue selection within the emerging markets debt sector detracted from the Fund’s results during the Reporting

26

FUND RESULTS

Period. Rising U.S. interest rates caused broad concern about funding costs for emerging market economies, particularly those that were already experiencing fiscal difficulties. Many of the same factors impacting emerging market currencies, discussed above, weighed on emerging markets debt as well. Individual issue selection within the corporate bond sector also detracted from the Fund’s results during the Reporting Period, particularly long exposure to U.S. high yield credits. However, the long interest rate hedge held on credit provided protection and positive returns during the market volatility seen toward the end of 2018, effectively mitigating losses.

Conversely, issue selection within the government/swaps, municipal bond and securitized sectors added value during the Reporting Period. Within the municipal bond sector, long exposure to Puerto Rican COFINA, or sales tax, bonds boosted performance, as debt restructuring negotiations resulted in more security for holders of these bonds. Within the securitized sector, most of the positive performance derived from the Fund’s positions in collateralized loan obligations, commercial mortgage-backed securities and adjustable rate mortgage-backed securities, partially offset by the Fund’s positions in asset-backed securities, which detracted.

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A	The Fund’s tactical duration positioning was beneficial to results during the Reporting Period. While we tactically adjusted the Fund’s duration position as market conditions shifted throughout, we generally kept a short U.S. rates position in the Fund during the Reporting Period. This positioning contributed modestly to returns, with strong gains earlier in the Reporting Period being partially offset by a significant rally in interest rates in December 2018 and again in March 2019.

The Fund’s yield curve positioning contributed positively to the Fund’s performance as well during the Reporting Period. The Fund was positioned for yield curve steepening across Europe, the U.K. and the U.S., which added value. While yield curves generally flattened during the Reporting Period, an improving global economic growth outlook helped curves steepen at their long-term ends, where the Fund was generally positioned. (A steepening yield curve is one in which the differential between yields on shorter-term maturities and longer-term maturities widens. A flattening yield curve is one in which the differential between yields on shorter-term maturities and longer-term maturities narrows.)

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	We used derivatives and similar instruments for the efficient management of the Fund. These derivatives and similar instruments allowed us to manage interest rate, credit and currency risks more effectively by allowing us both to hedge and to apply active investment views with greater versatility and to afford greater risk management precision than we would otherwise be able to implement.

During the Reporting Period, we used interest rate and bond exchange traded futures contracts to implement duration and country strategies within the Fund, especially in the U.S., Eurozone and Japanese markets. Currency transactions were carried out using primarily over-the-counter (“OTC”) spot and forward foreign exchange contracts as well as by purchasing OTC options. Currency transactions were used as we sought both to enhance returns and to hedge the Fund’s portfolio against currency exchange rate fluctuations. Also, we used written options contracts and swaptions (or options on interest rate swap contracts) to express an outright term structure view and manage volatility (term structure, most often depicted as a yield curve, refers to the term structure of interest rates, which is the relationship between the yield to maturity and the time to maturity for pure discount bonds); credit default swaps to manage exposure to fluctuations in credit spreads (or the differential in yields between Treasury securities and non-Treasury securities that are identical in all respects except for quality rating); and interest rate swaps to manage exposure to fluctuations in interest rates. We used total return swaps to manage curve exposure across various strategies within the Fund. Our currency strategy used forward sales contracts to implement long and short views within the strategy. We additionally used equity swaps to manage equity exposure; Treasury futures and Eurodollar futures to manage currency exposures across developed markets; structured securities to gain exposure to local Egyptian interest rates; yield curve options for hedging in the U.S.; and interest-only mortgage-backed securities to invest in mortgage pools.

The duration strategy, implemented through derivatives as described above, contributed positively to Fund performance during the Reporting Period. In the country strategy, the team primarily uses swaps/futures to express relative value trades in the interest rates of two separate countries. The country strategy overall contributed positively to the Fund’s performance during the Reporting Period. The currency strategy, implemented primarily through the use of currency

27

FUND RESULTS

forwards, Treasury futures and Eurodollar futures, detracted from the Fund’s performance during the Reporting Period. The use of a credit default swap index to gain exposure to emerging markets debt also detracted.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	The Fund is a broadly diversified, multi-sector portfolio designed to provide total return opportunities from across the fixed income spectrum, including government, securitized, corporate credit and emerging market fixed income sectors.

Positioning throughout the Reporting Period remained rather consistent with themes we have been focusing on for some time now. Most risk was allocated across the Fund’s top-down, or macro, duration, currency and country strategies, with the balance allocated across our sector strategies.

The U.S. Federal Reserve surprised markets in the first quarter of 2019 with an especially dovish tilt following a particularly volatile end to 2018. Thus, in our macro strategies, while we still viewed the risks to be toward more interest rate hikes than priced by the market at the end of the Reporting Period, we substantially reduced our bias toward being short U.S. interest rates within the Fund. From a currency perspective, general weakness in the emerging markets complex, discussed earlier, caused us to pare back the Fund’s long emerging markets bias during the third and fourth quarters of 2018, though a recovery in the first quarter of 2019 drove us to then reinstate this bias.

From a sector perspective, we continued to favor the securitized sectors over traditional corporate credit given our view that the U.S. credit cycle is in its late stages. While the Fund held modest long positions in corporate credits, including investment grade corporate bonds, high yield corporate bonds and bank loans, most of the Fund’s long exposure to credit was via the securitized sectors, including asset-backed securities, non-agency mortgage-backed securities and collateralized loan obligations, at the end of the Reporting Period, with more modest exposure to commercial mortgage-backed securities and agency mortgage-backed securities. Within the emerging markets debt sector, the Fund owned bonds across select countries via corporate, external sovereign and local sovereign bonds. In municipal bonds, the Fund owned a small position in Puerto Rico.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	After 28 years of distinguished service, Jonathan Beinner, chief investment officer (“CIO”) and co-head of the Global Fixed Income and Liquidity Solutions team in Goldman Sachs Asset Management (“GSAM”) and co-head of the cross-sector strategy within Fixed Income, decided to retire from the firm at the end of March 2019. He became an advisory director at that time. Sam Finkelstein and Ashish Shah, deputy co-CIOs of Fixed Income, became co-CIOs for the global Fixed Income business, assuming Jon’s CIO responsibilities effective January 2019. Andrew Wilson became the head of GSAM Global Fixed Income and Liquidity Solutions. Also effective January 1, 2019, Jon no longer served as a portfolio manager for the Fund, and Ashish Shah joined Michael Swell, Managing Director, as a portfolio manager for the Fund.

Q	How was the Fund positioned at the end of March 2019?

A	At the end of March 2019, the Fund had the majority of its total net assets invested in asset-backed securities, followed by investment grade corporate bonds, collateralized loan obligations, non-agency residential mortgage-backed securities, high yield corporate bonds, emerging markets debt and U.S. inflation-linked securities. The Fund also had more modest exposures at the end of the Reporting Period to commercial mortgage-backed securities, corporate bank loans, quasi-government securities, agency residential mortgage-backed securities, U.S. Treasuries, municipal bonds and equities. The Fund had a significant position in cash* at the end of the Reporting Period.

*Cash	may include local currency, foreign currency, short-term investment funds, bank acceptances, commercial paper, margin, repurchase agreements, time deposits, variable-rate demand notes, and/or money market mutual funds. The Cash category may show a negative market value percentage as a result of a) the timing of trade date versus settlement date transactions and/or b) the portfolio’s derivative investments, which are collateralized by the portfolio’s available cash and securities. Such securities are AAA rated by an independent rating agency, have durations between -2 and 1 years, and are limited to the following sectors: governments, agencies, supranationals, corporates, and agency-backed adjustable-rate mortgages.

28

FUND BASICS

Strategic Income Fund

as of March 31, 2019

PERFORMANCE REVIEW

April 1, 2018– March 31, 2019	Fund Total Return (based on NAV)[1]	ICE BofAML U.S. Dollar 3-Month LIBOR Constant Maturity Index[2]	30-Day Standardized Subsidized Yield[3]	30-Day Standardized Unsubsidized Yield[3]

Class A	0.46%	2.48%	2.97%	2.85%
Class C	-0.41	2.48	2.34	2.22
Institutional	0.71	2.48	3.37	3.31
Investor	0.61	2.48	3.34	3.22
Class R	0.10	2.48	2.85	2.72
Class R6	0.70	2.48	3.71	3.32

April 20, 2018–March 31, 2019

Class P	-0.12%	2.36%	3.55%	3.32%

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The ICE BofAML U.S. Dollar 3-Month LIBOR Constant Maturity Index tracks the performance of a synthetic asset paying LIBOR to a stated maturity. The Index is based on the assumed purchase at par of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day’s fixing rate. That issue is assumed to be sold the following business day (priced at a yield equal to the current day fixing rate) and rolled into a new instrument.

[3]	The method of calculation of the 30-Day Standardized Subsidized Yield is mandated by the Securities and Exchange Commission and is determined by dividing the net investment income per share earned during the last 30 days of the period by the maximum public offering price (“POP”) per share on the last day of the period. This number is then annualized. The 30-Day Standardized Subsidized Yield reflects fee waivers and/or expense reimbursements recorded by the Fund during the period. Without waivers and/or reimbursements, yields would be reduced. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not adjust for any fee waivers and/or expense reimbursements in effect. If the Fund does not incur any fee waivers and/or expense reimbursements during the period, the 30-Day Standardized Subsidized Yield and 30-Day Standardized Unsubsidized Yield will be identical.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the period shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

29

FUND BASICS

STANDARDIZED TOTAL RETURNS[4]

For the period ended 3/31/19	One Year	Five Years	Since Inception	Inception Date

Class A	-3.29%	-0.95%	1.54%	6/30/10
Class C	-1.40	-0.93	1.24	6/30/10
Institutional	0.71	0.12	2.32	6/30/10
Investor	0.61	0.05	2.23	6/30/10
Class P	N/A	N/A	-0.12	4/20/18
Class R	0.10	-0.45	1.73	6/30/10
Class R6	0.70	N/A	0.60	7/31/15

[4]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 3.75% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Investor, Class P, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the period shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIO[5]

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	0.95%	0.95%
Class C	1.70	1.70
Institutional	0.61	0.61
Investor	0.70	0.70
Class P	0.60	0.60
Class R	1.20	1.20
Class R6	0.60	0.60

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectus.

30

FUND BASICS

FUND COMPOSITION[6]

Percentage of Net Assets

[6]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term investments represent certificates of deposits and commercial papers. Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

[7]	“Federal Agencies” are mortgage-backed securities guaranteed by the Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corp. (“FHLMC”). GNMA instruments are backed by the full faith and credit of the U.S. Government.

[8]	“Agency Debentures” include agency securities offered by companies such as FNMA and FHLMC, which operate under a government charter. While they are required to report to a government regulator, their assets are not explicitly guaranteed by the government and they otherwise operate like any other publicly traded company.

31

GOLDMAN SACHS STRATEGIC INCOME FUND

Performance Summary

March 31, 2019

The following graph shows the value, as of March 31, 2019, of a $1,000,000 investment made on June 30, 2010 (commencement of operations) in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the ICE Bank of America Merrill Lynch U.S. Dollar Three-Month LIBOR Constant Maturity Index, is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations may cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class C, Investor, Class P, Class R and Class R6 Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decisions regarding issuer/industry/country investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

Strategic Income Fund’s Lifetime Performance

Performance of a $1,000,000 investment, with distributions reinvested, from June 30, 2010 through March 31, 2019.

Average Annual Total Return through March 31, 2019	One Year	Five Years	Since Inception
Class A (Commenced June 30, 2010)
Excluding sales charges	0.46%	-0.20%	1.99%
Including sales charges	-3.29%	-0.95%	1.54%

Class C (Commenced June 30, 2010)
Excluding contingent deferred sales charges	-0.41%	-0.93%	1.24%
Including contingent deferred sales charges	-1.40%	-0.93%	1.24%

Institutional Class (Commenced June 30, 2010)	0.71%	0.12%	2.32%

Investor Class (Commenced June 30, 2010)	0.61%	0.05%	2.23%

Class P (Commenced April 20, 2018)	N/A	N/A	-0.12%*

Class R (Commenced June 30, 2010)	0.10%	-0.45%	1.73%

Class R6 (Commenced July 31, 2015)	0.70%	N/A	0.60%

*	Total return for periods of less than one year represents cumulative total return.

32

GOLDMAN SACHS BOND FUND

Schedule of Investments

March 31, 2019

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – 43.0%
Aerospace & Defense – 0.8%
Bombardier, Inc.(a)(b)
$150,000	7.500%		03/15/25	$154,313
Northrop Grumman Corp.
1,250,000	2.930	(a)	01/15/25	1,233,675
225,000	4.750		06/01/43	245,038
TransDigm, Inc.(a)
50,000	6.500		05/15/25	50,625
400,000	6.375		06/15/26	395,000
United Technologies Corp.
350,000	3.350		08/16/21	354,697
475,000	3.950	(a)	08/16/25	493,938
225,000	2.650	(a)	11/01/26	214,506
(3M USD LIBOR + 0.650%)
350,000	3.333	(a)(c)	08/16/21	350,175

				3,491,967

Agriculture – 0.5%
Altria Group, Inc.(a)
875,000	3.800		02/14/24	890,811
25,000	4.400		02/14/26	25,745
BAT Capital Corp.(a)
840,000	3.222		08/15/24	820,932
Reynolds American, Inc.
700,000	4.850		09/15/23	738,409

				2,475,897

Banks – 13.1%
AIB Group PLC(b)
1,300,000	4.750		10/12/23	1,334,511
Banco do Brasil SA(a)(c) (10 Year CMT + 6.362%)
200,000	9.000		06/18/49	211,146
Banco Santander SA
600,000	4.250		04/11/27	603,756
Bank of America Corp.
625,000	4.125		01/22/24	654,188
325,000	4.200		08/26/24	336,512
1,300,000	3.248	(a)	10/21/27	1,274,351
925,000	4.183	(a)	11/25/27	939,550
100,000	6.110		01/29/37	119,111
(3M USD LIBOR + 0.940%)
1,250,000	3.864	(a)(c)	07/23/24	1,285,275
(3M USD LIBOR + 1.310%)
750,000	4.271	(a)(c)	07/23/29	781,110
(3M USD LIBOR + 1.575%)
525,000	3.824	(a)(c)	01/20/28	532,093
Barclays PLC(a)(c) (3M USD LIBOR + 1.400%)
1,275,000	4.610		02/15/23	1,301,928
BNP Paribas SA(b)
2,000,000	3.500		03/01/23	2,002,360
550,000	3.375		01/09/25	539,435
BPCE SA(b)
1,025,000	4.000		09/12/23	1,042,415
525,000	4.625		09/12/28	549,901
CIT Group, Inc.(a)
400,000	5.250		03/07/25	425,000

Corporate Obligations – (continued)
Banks – (continued)
Citibank NA(a)
1,450,000	3.050		05/01/20	1,455,046
Citigroup, Inc.
1,050,000	3.400		05/01/26	1,046,535
125,000	4.300		11/20/26	127,321
1,200,000	4.125		07/25/28	1,205,076
Cooperatieve Rabobank UA
875,000	3.125		04/26/21	881,064
(3M USD LIBOR + 0.430%)
750,000	3.195	(c)	04/26/21	751,762
Credit Suisse Group AG(a)(b)
875,000	4.282		01/09/28	885,911
(3M USD LIBOR + 1.410%)
525,000	3.869	(c)	01/12/29	515,114
Credit Suisse Group Funding Guernsey Ltd.
307,000	4.550		04/17/26	320,800
Deutsche Bank AG
925,000	2.700		07/13/20	915,031
HSBC Holdings PLC(a)(c)
(3M USD LIBOR + 1.000%)
450,000	3.683		05/18/24	446,922
(3M USD LIBOR + 1.055%)
1,150,000	3.262		03/13/23	1,152,921
(3M USD LIBOR + 1.211%)
600,000	3.803		03/11/25	608,700
Huntington Bancshares, Inc.(a)
825,000	4.000		05/15/25	857,043
JPMorgan Chase & Co.(a)
1,075,000	2.972		01/15/23	1,075,967
1,200,000	3.625		12/01/27	1,193,508
(3M USD LIBOR + 0.945%)
875,000	3.509	(c)	01/23/29	868,297
(3M USD LIBOR + 1.000%)
2,425,000	4.023	(c)	12/05/24	2,516,786
(3M USD LIBOR + 1.245%)
1,000,000	3.960	(c)	01/29/27	1,032,980
(3M USD LIBOR + 1.337%)
250,000	3.782	(c)	02/01/28	254,900
(3M USD LIBOR + 1.360%)
425,000	3.882	(c)	07/24/38	417,206
(3M USD LIBOR + 3.800%)
1,075,000	5.300	(c)	05/01/49	1,085,847
Kreditanstalt fuer Wiederaufbau(d)
6,510,000	1.500		09/09/19	6,481,226
5,720,000	2.500		02/15/22	5,749,344
Mitsubishi UFJ Financial Group, Inc.
302,000	2.950		03/01/21	302,580
Morgan Stanley, Inc.
325,000	3.875		04/29/24	334,750
1,050,000	3.700		10/23/24	1,070,716
50,000	4.000		07/23/25	51,564
(3M USD LIBOR + 0.847%)
750,000	3.737	(a)(c)	04/24/24	764,872
(3M USD LIBOR + 1.400%)
1,550,000	4.179	(a)(c)	10/24/23	1,572,428

The accompanying notes are an integral part of these financial statements.	33

GOLDMAN SACHS BOND FUND

Schedule of Investments (continued)

March 31, 2019

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Banks – (continued)
(3M USD LIBOR + 1.628%)
$700,000	4.431	%(a)(c)	01/23/30	$738,472
Royal Bank of Canada(c) (3M USD LIBOR + 0.390%)
875,000	3.141		04/30/21	876,592
Royal Bank of Scotland Group PLC
826,000	3.875		09/12/23	829,709
(3M USD LIBOR + 1.480%)
1,160,000	3.498	(a)(c)	05/15/23	1,152,135
(3M USD LIBOR + 1.550%)
850,000	4.519	(a)(c)	06/25/24	869,312
(3M USD LIBOR + 1.762%)
600,000	4.269	(a)(c)	03/22/25	606,714
Standard Chartered PLC(a)(b)(c) (3M USD LIBOR + 1.150%)
1,325,000	4.247		01/20/23	1,346,359
SunTrust Bank(a)(c) (3M USD LIBOR + 0.298%)
1,295,000	2.590		01/29/21	1,292,436
Wells Fargo & Co.
2,750,000	3.000		10/23/26	2,678,390
200,000	4.150	(a)	01/24/29	209,196

				60,474,174

Beverages(a) – 1.4%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc.(b)
325,000	4.700		02/01/36	324,799
725,000	4.900		02/01/46	728,487
Anheuser-Busch InBev Worldwide, Inc.
2,000,000	4.000		04/13/28	2,032,140
350,000	4.600		04/15/48	336,745
Bacardi Ltd.(b)
600,000	5.300		05/15/48	574,422
Constellation Brands, Inc.
625,000	4.400		11/15/25	655,806
225,000	3.700		12/06/26	223,846
(3M USD LIBOR + 0.700%)
975,000	3.384	(c)	11/15/21	975,829
Keurig Dr Pepper, Inc.(b)
750,000	4.057		05/25/23	771,855

				6,623,929

Biotechnology(a) – 0.2%
Celgene Corp.
550,000	3.875		08/15/25	564,086
300,000	3.900		02/20/28	306,282

				870,368

Chemicals – 1.1%
DowDuPont, Inc.(a)
750,000	4.205		11/15/23	784,455
475,000	4.493		11/15/25	506,654
75,000	5.419		11/15/48	85,052
Huntsman International LLC(a)
350,000	4.500		05/01/29	348,518
Syngenta Finance NV(b)
1,210,000	3.698		04/24/20	1,215,094
1,485,000	3.933		04/23/21	1,494,222

Corporate Obligations – (continued)
Chemicals – (continued)
The Sherwin-Williams Co.(a)
225,000	2.750		06/01/22	223,715
500,000	3.450		06/01/27	490,895

				5,148,605

Commercial Services(a)(b) – 0.2%
Avis Budget Car Rental LLC/Avis Budget Finance, Inc.
350,000	6.375		04/01/24	355,250
Refinitiv US Holdings, Inc.
750,000	6.250		05/15/26	760,312

				1,115,562

Computers(a) – 1.2%
Apple, Inc.
900,000	2.750		01/13/25	895,581
1,875,000	2.450		08/04/26	1,813,518
325,000	4.650		02/23/46	367,819
Dell International LLC/EMC Corp.(b)
600,000	5.450		06/15/23	639,306
400,000	6.020		06/15/26	429,676
275,000	8.350		07/15/46	333,113
Hewlett Packard Enterprise Co.
859,000	4.900		10/15/25	913,512
155,000	6.350		10/15/45	162,527

				5,555,052

Diversified Financial Services – 0.8%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust
1,150,000	4.625		07/01/22	1,188,652
450,000	3.300	(a)	01/23/23	442,620
400,000	4.875	(a)	01/16/24	415,792
GE Capital International Funding Co.
1,275,000	3.373		11/15/25	1,239,886
Nuveen LLC(a)(b)
450,000	4.000		11/01/28	480,042

				3,766,992

Electrical(a) – 1.1%
Alliant Energy Finance LLC(b)
375,000	3.750		06/15/23	381,802
100,000	4.250		06/15/28	102,420
Berkshire Hathaway Energy Co.
225,000	3.250		04/15/28	223,767
Sempra Energy(c) (3M USD LIBOR + 0.500%)
1,125,000	3.287		01/15/21	1,115,775
Southern California Edison Co.
725,000	3.700		08/01/25	727,052
450,000	4.200		03/01/29	457,560
The Southern Co.
1,050,000	3.250		07/01/26	1,030,197
Vistra Energy Corp.
326,000	7.375		11/01/22	338,225
500,000	7.625		11/01/24	529,375

				4,906,173

34	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BOND FUND

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Engineering & Construction(a) – 0.2%
Mexico City Airport Trust
$200,000	4.250%		10/31/26	$192,300
250,000	3.875	(b)	04/30/28	225,981
200,000	5.500		07/31/47	184,028
310,000	5.500	(b)	07/31/47	285,244

				887,553

Food & Drug Retailing(a)(b) – 0.3%
Mars, Inc.
225,000	2.700		04/01/25	224,149
425,000	3.200		04/01/30	424,711
Post Holdings, Inc.
700,000	5.750		03/01/27	702,625

				1,351,485

Gas(a) – 0.1%
NiSource, Inc.
575,000	3.650		06/15/23	586,707

Healthcare Providers & Services – 1.7%
Acadia Healthcare Co., Inc.(a)
1,200,000	5.625		02/15/23	1,215,000
Becton Dickinson & Co.(a)
1,525,000	2.894		06/06/22	1,516,277
300,000	3.363		06/06/24	300,327
475,000	4.685		12/15/44	489,820
175,000	4.669		06/06/47	183,265
(3M USD LIBOR + 0.875%)
919,000	3.476	(c)	12/29/20	919,037
DaVita, Inc.(a)
1,350,000	5.125		07/15/24	1,331,438
HCA, Inc.
1,000,000	5.375		02/01/25	1,060,000
150,000	5.875	(a)	02/15/26	162,000
Tenet Healthcare Corp.
500,000	6.750		06/15/23	516,250

				7,693,414

Insurance – 1.4%
American International Group, Inc.(a)
1,075,000	3.900		04/01/26	1,080,665
375,000	4.200		04/01/28	380,426
Arch Capital Finance LLC(a)
1,000,000	4.011		12/15/26	1,038,110
Great-West Lifeco Finance 2018 LP(a)(b)
325,000	4.047		05/17/28	341,721
Marsh & McLennan Cos., Inc.(a)
575,000	4.375		03/15/29	609,368
MetLife, Inc.
150,000	4.050		03/01/45	149,687
Prudential Financial, Inc.(a)
525,000	3.878		03/27/28	552,124
Swiss Re Finance Luxembourg SA(a)(b)(c) (5 year CMT + 3.582%)
400,000	5.000		04/02/49	404,340
Teachers Insurance & Annuity Association of America(b)
295,000	4.900		09/15/44	329,775

Corporate Obligations – (continued)
Insurance – (continued)
The Northwestern Mutual Life Insurance Co.(b)
800,000	6.063		03/30/40	1,024,416
XLIT Ltd.
775,000	4.450		03/31/25	807,131

				6,717,763

Internet(a) – 0.1%
Amazon.com, Inc.
400,000	3.875		08/22/37	416,328

Iron/Steel – 0.1%
ABJA Investment Co. Pte Ltd.
200,000	5.450		01/24/28	188,000
Vale Overseas Ltd.
30,000	4.375		01/11/22	30,541
134,000	6.250		08/10/26	146,144

				364,685

Media – 2.1%
Altice Financing SA(a)(b)
600,000	6.625		02/15/23	613,500
Charter Communications Operating LLC/Charter Communications Operating Capital(a)
400,000	3.579		07/23/20	402,912
1,175,000	4.464		07/23/22	1,216,125
825,000	4.500		02/01/24	858,379
825,000	4.908		07/23/25	869,294
Comcast Corp.(a)
1,725,000	3.700		04/15/24	1,782,615
256,000	3.300		02/01/27	255,532
350,000	3.150		02/15/28	343,095
375,000	4.150		10/15/28	395,348
575,000	4.250		10/15/30	611,012
Fox Corp.(a)(b)
300,000	4.030		01/25/24	311,385
275,000	4.709		01/25/29	294,517
NBCUniversal Media LLC
458,000	4.450		01/15/43	475,367
The Walt Disney Co.(b)
1,125,000	4.000		10/01/23	1,175,951

				9,605,032

Mining(b) – 0.3%
Glencore Finance Canada Ltd.
650,000	4.250		10/25/22	668,609
Glencore Funding LLC
300,000	4.125	(a)	03/12/24	303,003
538,000	4.625		04/29/24	555,679

				1,527,291

Miscellaneous Manufacturing – 0.1%
General Electric Co.
75,000	2.700		10/09/22	73,598
250,000	3.100		01/09/23	248,372

				321,970

The accompanying notes are an integral part of these financial statements.	35

GOLDMAN SACHS BOND FUND

Schedule of Investments (continued)

March 31, 2019

Principal Amount		Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Oil Field Services – 2.7%
	Anadarko Petroleum Corp.
	$300,000	5.550	%(a)	03/15/26	$327,486
	200,000	6.450		09/15/36	230,372
	BP Capital Markets America, Inc.(a)
	600,000	4.234		11/06/28	642,444
	Cenovus Energy, Inc.(a)
	450,000	4.250		04/15/27	442,642
	Concho Resources, Inc.(a)
	475,000	4.300		08/15/28	490,509
	Continental Resources, Inc.(a)
	2,225,000	4.500		04/15/23	2,300,094
	125,000	4.375		01/15/28	128,574
	Devon Energy Corp.(a)
	250,000	3.250		05/15/22	252,103
	227,000	5.850		12/15/25	257,706
	340,000	5.600		07/15/41	375,809
	Diamondback Energy, Inc.(a)
	1,075,000	4.750		11/01/24	1,096,500
	Gazprom OAO Via Gaz Capital SA
	230,000	5.150	(b)	02/11/26	233,249
	240,000	7.288		08/16/37	281,935
	Halliburton Co.(a)
	125,000	3.800		11/15/25	127,823
	250,000	4.850		11/15/35	262,397
	Marathon Oil Corp.(a)
	600,000	4.400		07/15/27	617,610
	Marathon Petroleum Corp.(a)(b)
	325,000	3.800		04/01/28	321,838
	Petrobras Global Finance B.V.
	20,000	5.750		02/01/29	19,747
	90,000	6.900		03/19/49	88,803
	Petroleos de Venezuela SA(e)
	4,280,000	6.000		10/28/22	743,650
	1,110,000	5.375		04/12/27	251,138
	Petroleos Mexicanos
EUR	410,000	5.125		03/15/23	501,391
	$160,000	6.500		03/13/27	160,194
	52,000	6.375		01/23/45	45,932
	10,000	6.750		09/21/47	9,225
	40,000	6.350		02/12/48	35,266
	Phillips 66(a)
	925,000	3.900		03/15/28	943,851
	Pioneer Natural Resources Co.(a)
	410,000	3.950		07/15/22	421,951
	Reliance Industries Ltd.(b)
	320,000	3.667		11/30/27	311,499
	Valero Energy Corp.(a)
	400,000	4.350		06/01/28	415,548

					12,337,286

Packaging(a)(b) – 0.3%
	Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.
	550,000	7.250		05/15/24	578,875
	400,000	6.000		02/15/25	399,500
	Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu
	200,000	7.000		07/15/24	205,500

					1,183,875

Corporate Obligations – (continued)
Pharmaceuticals – 2.9%
	AbbVie, Inc.
	1,100,000	3.375		11/14/21	1,114,311
	725,000	3.750	(a)	11/14/23	744,118
	Bausch Health Americas, Inc.(a)(b)
	250,000	9.250		04/01/26	272,500
	Bausch Health Cos., Inc.(a)(b)
	450,000	7.000		03/15/24	474,750
	650,000	9.000		12/15/25	706,875
	Bayer US Finance II LLC(a)(b)
	950,000	3.875		12/15/23	957,400
	475,000	4.250		12/15/25	480,482
	Cigna Corp.(a)(b)
	2,175,000	3.750		07/15/23	2,228,918
	CVS Health Corp.(a)
	425,000	3.500		07/20/22	430,708
	1,025,000	3.375		08/12/24	1,016,431
	1,450,000	3.875		07/20/25	1,468,154
	500,000	4.780		03/25/38	495,440
	150,000	5.125		07/20/45	152,388
	175,000	5.050		03/25/48	176,306
	Elanco Animal Health, Inc.(b)
	775,000	3.912		08/27/21	787,536
	300,000	4.272	(a)	08/28/23	309,056
	Pfizer, Inc.(a)
	1,375,000	3.450		03/15/29	1,412,469

					13,227,842

Pipelines – 3.1%
	Energy Transfer Operating LP(a)
	350,000	4.650		06/01/21	360,553
	875,000	4.200		09/15/23	904,960
	725,000	5.500		06/01/27	785,282
	150,000	4.950		06/15/28	157,430
	550,000	5.250		04/15/29	590,771
	325,000	5.300		04/15/47	320,356
	EQM Midstream Partners LP(a)
	1,700,000	4.750		07/15/23	1,733,643
	Genesis Energy LP/Genesis Energy Finance Corp.(a)
	400,000	6.500		10/01/25	389,000
	Kinder Morgan Energy Partners LP(a)
	1,025,000	3.500		09/01/23	1,037,771
	Kinder Morgan, Inc.
	500	7.750		01/15/32	645
	MPLX LP(a)
	225,000	4.800		02/15/29	236,981
	425,000	4.500		04/15/38	404,209
	175,000	4.700		04/15/48	167,006
	650,000	5.500		02/15/49	694,817
	ONEOK, Inc.(a)
	175,000	4.550		07/15/28	181,246
	Plains All American Pipeline LP/PAA Finance Corp.(a)
	600,000	3.650		06/01/22	604,656
	925,000	3.850		10/15/23	934,805
	Sabine Pass Liquefaction LLC(a)
	800,000	6.250		03/15/22	864,480
	300,000	5.625		04/15/23	325,485
	900,000	5.625		03/01/25	990,000

36	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BOND FUND

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Pipelines – (continued)
Sunoco Logistics Partners Operations LP(a)
$200,000	4.250%		04/01/24	$206,124
525,000	5.400		10/01/47	523,609
Targa Resources Partners LP/Targa Resources Partners Finance Corp.(a)(b)
500,000	5.875		04/15/26	530,000
The Williams Cos., Inc.(a)
915,000	3.600		03/15/22	928,194
600,000	3.900		01/15/25	613,176

				14,485,199

Real Estate Investment Trust – 1.7%
Alexandria Real Estate Equities, Inc.(a)
325,000	3.800		04/15/26	329,686
American Campus Communities Operating Partnership LP(a)
800,000	3.750		04/15/23	811,648
American Homes 4 Rent LP(a)
831,000	4.900		02/15/29	861,115
American Tower Corp.(a)
925,000	3.375		05/15/24	931,521
Crown Castle International Corp.
575,000	5.250		01/15/23	617,724
1,275,000	3.150	(a)	07/15/23	1,274,235
Kaisa Group Holdings Ltd.(a)
200,000	9.375		06/30/24	178,957
Kilroy Realty LP(a)
500,000	4.750		12/15/28	531,580
National Retail Properties, Inc.(a)
400,000	4.000		11/15/25	409,452
Trust F/1401(a)(b)
300,000	5.250		12/15/24	307,688
VEREIT Operating Partnership LP(a)
750,000	4.125		06/01/21	758,470
800,000	4.625		11/01/25	827,248

				7,839,324

Retailing(a) – 0.5%
Dollar Tree, Inc.
525,000	4.000		05/15/25	531,473
Starbucks Corp.
850,000	3.800		08/15/25	876,418
The Home Depot, Inc.
575,000	3.900		12/06/28	611,518
Walmart, Inc.
375,000	4.050		06/29/48	400,665

				2,420,074

Semiconductors – 1.7%
Broadcom Corp./Broadcom Cayman Finance Ltd.(a)
1,100,000	3.000		01/15/22	1,095,171
1,125,000	3.625		01/15/24	1,122,682
500,000	3.125		01/15/25	478,215
Broadcom, Inc.(b)
1,150,000	3.125		10/15/22	1,144,744
825,000	3.625	(a)	10/15/24	818,549
650,000	4.250	(a)	04/15/26	645,197

Corporate Obligations – (continued)
Semiconductors – (continued)
Microchip Technology, Inc.(b)
525,000	3.922		06/01/21	529,602
Micron Technology, Inc.(a)
550,000	4.975		02/06/26	561,000
NXP B.V./NXP Funding LLC(b)
1,325,000	3.875		09/01/22	1,343,894

				7,739,054

Software(a) – 0.2%
Fiserv, Inc.
300,000	3.800		10/01/23	307,563
525,000	4.200		10/01/28	540,572

				848,135

Telecommunication Services – 3.1%
AT&T, Inc.(a)
1,375,000	3.000		06/30/22	1,378,176
1,125,000	3.600		02/17/23	1,146,296
400,000	4.450		04/01/24	419,824
1,700,000	3.400		05/15/25	1,686,825
600,000	4.125		02/17/26	613,488
225,000	5.450		03/01/47	240,602
Digicel Ltd.(a)(b)
200,000	6.000		04/15/21	168,000
800,000	6.750		03/01/23	507,000
Intelsat Jackson Holdings SA(a)(b)
700,000	8.500		10/15/24	680,750
Level 3 Financing, Inc.(a)
1,150,000	5.625		02/01/23	1,162,937
Nokia OYJ
579,000	4.375		06/12/27	575,168
Sprint Communications, Inc.(b)
250,000	7.000		03/01/20	256,875
Telefonica Emisiones SA
150,000	5.462		02/16/21	156,858
325,000	4.570		04/27/23	344,325
Verizon Communications, Inc.
975,000	2.625		08/15/26	933,982
630,000	4.329		09/21/28	667,428
50,000	4.125		08/15/46	48,544
50,000	4.862		08/21/46	53,392
1,030,000	5.012		04/15/49	1,123,163
Vodafone Group PLC
1,525,000	3.750		01/16/24	1,540,814
Wind Tre SpA(a)(b)
700,000	5.000		01/20/26	637,000

				14,341,447

TOTAL CORPORATE OBLIGATIONS
(Cost $196,128,434)				$198,323,183

The accompanying notes are an integral part of these financial statements.	37

GOLDMAN SACHS BOND FUND

Schedule of Investments (continued)

March 31, 2019

Principal Amount		Interest Rate	Maturity Date	Value

Mortgage-Backed Obligations – 38.1%
Collateralized Mortgage Obligations – 4.0%
Interest Only(f) – 0.8%
	FHLMC REMIC Series 4314, Class SE(c) (-1x1M LIBOR + 6.050%)
	$849,035	3.561%	03/15/44	$134,681
	FHLMC REMIC Series 4320, Class SD(c) (-1x1M LIBOR + 6.100%)
	3,967,522	3.611	07/15/39	587,504
	FHLMC REMIC Series 4583, Class ST(c) (-1x1M LIBOR + 6.000%)
	1,661,267	3.511	05/15/46	281,387
	FHLMC STRIPS Series 304, Class C45
	272,881	3.000	12/15/27	21,483
	FNMA REMIC Series 2011-124, Class SC(c) (-1x1M LIBOR + 6.550%)
	426,072	4.060	12/25/41	70,386
	FNMA REMIC Series 2012-5, Class SA(c) (-1x1M LIBOR + 5.950%)
	627,370	3.460	02/25/42	92,573
	FNMA REMIC Series 2012-88, Class SB(c) (-1x1M LIBOR + 6.670%)
	408,084	4.180	07/25/42	66,283
	FNMA REMIC Series 2014-6, Class SA(c) (-1x1M LIBOR + 6.600%)
	472,483	4.110	02/25/44	80,590
	FNMA REMIC Series 2016-69, Class BS(c) (-1x1M LIBOR + 6.100%)
	2,527,163	3.610	10/25/46	364,907
	GNMA REMIC Series 2010-101, Class S(c) (-1x1M LIBOR + 6.000%)
	444,806	3.515	08/20/40	68,640
	GNMA REMIC Series 2010-20, Class SE(c) (-1x1M LIBOR + 6.250%)
	934,766	3.765	02/20/40	152,851
	GNMA REMIC Series 2013-134, Class DS(c) (-1x1M LIBOR + 6.100%)
	127,269	3.615	09/20/43	20,040
	GNMA REMIC Series 2013-152, Class SG(c) (-1x1M LIBOR + 6.150%)
	395,707	3.665	06/20/43	62,334
	GNMA REMIC Series 2013-181, Class SA(c) (-1x1M LIBOR + 6.100%)
	529,883	3.615	11/20/43	84,447
	GNMA REMIC Series 2014-132, Class SL(c) (-1x1M LIBOR + 6.100%)
	640,863	3.615	10/20/43	79,103
	GNMA REMIC Series 2014-133, Class BS(c) (-1x1M LIBOR + 5.600%)
	319,860	3.115	09/20/44	43,196
	GNMA REMIC Series 2014-162, Class SA(c) (-1x1M LIBOR + 5.600%)
	301,481	3.115	11/20/44	39,007
	GNMA REMIC Series 2015-110, Class MS(c) (-1x1M LIBOR + 5.710%)
	2,117,059	3.225	08/20/45	279,886
	GNMA REMIC Series 2015-111, Class IM
	907,679	4.000	08/20/45	139,173

Mortgage-Backed Obligations – (continued)
Interest Only(f) – (continued)
	GNMA REMIC Series 2015-119, Class SN(c) (-1x1M LIBOR + 6.250%)
	429,381	3.765	08/20/45	65,001
	GNMA REMIC Series 2015-123, Class SP(a)(c) (-1x1M LIBOR + 6.250%)
	456,834	3.765	09/20/45	70,968
	GNMA REMIC Series 2015-167, Class AS(c) (-1x1M LIBOR + 6.250%)
	325,260	3.765	11/20/45	46,894
	GNMA REMIC Series 2015-168, Class SD(c) (-1x1M LIBOR + 6.200%)
	214,114	3.715	11/20/45	34,593
	GNMA REMIC Series 2015-57, Class AS(c) (-1x1M LIBOR + 5.600%)
	1,753,718	3.115	04/20/45	223,891
	GNMA REMIC Series 2016-109, Class IH
	1,298,324	4.000	10/20/45	194,287
	GNMA REMIC Series 2016-27, Class IA
	665,106	4.000	06/20/45	88,753

				3,392,858

Regular Floater(c) – 0.0%
	FNMA REMIC Series 2011-63, Class FG (1M LIBOR + 0.450%)
	104,915	2.940	07/25/41	104,994

Sequential Fixed Rate – 0.2%
	FNMA REMIC Series 2005-70, Class PA
	56,137	5.500	08/25/35	61,922
	FNMA REMIC Series 2011-52, Class GB
	450,837	5.000	06/25/41	488,418
	FNMA REMIC Series 2012-111, Class B
	38,138	7.000	10/25/42	43,595
	FNMA REMIC Series 2012-153, Class B
	103,267	7.000	07/25/42	118,607

				712,542

Sequential Floating Rate(c) – 3.0%
	Countrywide Alternative Loan Trust Series 2006-0C8, Class 2A3 (1M USD LIBOR + 0.250%)
	1,830,884	2.740	11/25/36	1,487,481
	Credit Suisse European Mortgage Capital Ltd. Series 2015-1HWA, Class A(b)(g) (3M EURIBOR + 2.750%)
EUR	889,457	2.750	04/20/20	997,949
	Deutsche Alt-A Securities Mortgage Loan Trust Series 2007-OA3, Class A1 (1M LIBOR + 0.140%)
	$352,114	2.630	07/25/47	329,613
	FHLMC Structured Agency Credit Risk Debt Notes Series 2015-DNA1, Class M3 (1M USD LIBOR + 3.300%)
	260,000	5.790	10/25/27	281,815
	FHLMC Structured Agency Credit Risk Debt Notes Series 2015-HQ2, Class M3 (1M USD LIBOR + 3.250%)
	1,000,000	5.740	05/25/25	1,083,114
	Harben Finance PLC Series 2017-1X, Class A (3M GBP LIBOR + 0.800%)
GBP	876,598	1.689	08/20/56	1,140,990
	London Wall Mortgage Capital PLC Series 2017-FL1, Class A (3M GBP LIBOR + 0.850%)
	1,305,719	1.737	11/15/49	1,697,653

38	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BOND FUND

Principal Amount		Interest Rate	Maturity Date		Value

Mortgage-Backed Obligations – (continued)
Sequential Floating Rate(c) – (continued)
	Master Adjustable Rate Mortgages Trust Series 2006-OA2, Class 4A1B (12M MTA + 1.200%)
	$188,844	3.532%	12/25/46		$281,198
	Ripon Mortgages PLC Series 1X, Class A1 (3M GBP LIBOR + 0.800%)
GBP	306,558	1.689	08/20/56		397,786
	Ripon Mortgages PLC Series 1X, Class A2 (3M GBP LIBOR + 0.800%)
	2,662,334	1.689	08/20/56		3,452,698
	Station Place Securitization Trust Series 2015-2, Class A(b) (1M USD LIBOR + 0.550%)
	$950,000	3.044%	07/15/19		950,000
	Warwick Finance Residential Mortgages No. One PLC Series 1, Class A (3M GBP LIBOR + 1.000%)
GBP	1,430,321	1.910	09/21/49		1,866,021

					13,966,318

	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS				$18,176,712

Commercial Mortgage-Backed Securities(b)(c) – 0.6%
Sequential Floating Rate – 0.6%
	Bancorp Commercial Mortgage Trust Series 2018-CRE4, Class A (1M LIBOR + 0.900%)
	$948,115	3.384%	09/15/35		$942,876
	Exantas Capital Corp. Ltd. Series 2018-RSO6, Class A (1M LIBOR + 0.830%)
	2,000,000	3.314	06/15/35		1,992,521

	TOTAL COMMERCIAL MORTGAGE- BACKED SECURITIES				$2,935,397

Federal Agencies – 33.5%
Adjustable Rate FHLMC(c) – 0.0%
	(12M USD LIBOR + 1.768%)
	$35,902	4.542%	09/01/35		$37,597

FHLMC – 1.0%
	134,405	6.000	08/01/27		145,478
	14,609	5.000	08/01/33		15,708
	2,733	5.000	09/01/33		2,938
	3,375	5.000	10/01/33		3,629
	3,525	5.000	11/01/34		3,790
	203,010	5.000	12/01/34		218,309
	5,205	5.000	07/01/35		5,597
	2,963	5.000	11/01/35		3,186
	35,494	5.000	03/01/39		38,309
	8,594	5.000	05/01/39		9,276
	26,062	5.000	04/01/40		28,116
	4,700	5.000	08/01/40		5,071
	57,736	4.000	02/01/41		60,079
	788	5.000	04/01/41		851
	4,451	5.000	06/01/41		4,793
	3,882,152	4.500	08/01/48		4,144,001

					4,689,131

FNMA – 15.7%
	5,326	6.000	06/01/21		5,450
	14,793	5.000	08/01/23		15,223
	6,948	5.500	09/01/23		7,174

Mortgage-Backed Obligations – (continued)
FNMA – (continued)
	4,548	5.500	10/01/23		4,700
	30,150	5.000	02/01/24		30,944
	11,863	5.500	05/01/25		12,028
	11,132	4.500	02/01/39		11,702
	10,218	4.500	04/01/39		10,879
	9,136	4.500	08/01/39		9,727
	138,215	4.500	12/01/39		147,149
	113,739	4.500	06/01/40		120,025
	56,021	4.500	08/01/41		59,354
	72,749	3.000	12/01/42		72,961
	167,634	3.000	01/01/43		168,148
	47,329	3.000	02/01/43		47,474
	16,713	3.000	03/01/43		16,764
	239,440	3.000	04/01/43		240,172
	40,671	3.000	05/01/43		40,795
	53,153	3.000	06/01/43		53,317
	17,436	3.000	07/01/43		17,490
	60,607	5.000	06/01/44		64,939
	24,868	3.500	03/01/45		25,290
	615,669	3.000	04/01/45		615,055
	2,355,717	4.500	04/01/45		2,513,890
	264,774	4.500	05/01/45		282,635
	1,558,318	4.500	06/01/45		1,635,679
	731,406	4.000	11/01/45		755,806
	234,335	4.000	03/01/46		242,163
	161,427	4.000	06/01/46		166,825
	39,614	4.000	08/01/46		40,938
	259,054	4.000	10/01/46		267,717
	250,588	4.000	06/01/47		261,328
	2,282,143	4.500	07/01/47		2,410,415
	515,766	4.500	11/01/47		544,756
	572,223	4.000	12/01/47		597,820
	1,731,610	4.000	01/01/48		1,809,068
	3,362,202	4.000	02/01/48		3,508,765
	2,575,805	4.000	03/01/48		2,687,179
	945,774	4.000	05/01/48		985,715
	1,911,187	4.000	06/01/48		1,995,483
	973,210	4.500	09/01/48		1,036,503
	44,000,000	4.500	TBA-30yr	(h)	45,834,091
	3,000,000	5.000	TBA-30yr	(h)	3,171,802

					72,545,338

GNMA – 16.8%
	32,995	5.500	11/15/32		35,676
	18,867	5.500	01/15/33		20,274
	46,933	5.500	02/15/33		51,675
	47,501	5.500	03/15/33		52,314
	50,793	5.500	07/15/33		55,500
	23,404	5.500	08/15/33		25,654
	9,893	5.500	09/15/33		10,676
	33,771	5.500	04/15/34		36,994
	8,347	5.500	05/15/34		8,932
	209,342	5.500	09/15/34		230,223
	214,816	5.500	12/15/34		236,251
	150,074	5.500	01/15/35		164,948
	879	5.500	05/15/36		940
	8,201	4.000	02/20/41		8,564

The accompanying notes are an integral part of these financial statements.	39

GOLDMAN SACHS BOND FUND

Schedule of Investments (continued)

March 31, 2019

Principal Amount	Interest Rate	Maturity Date		Value

Mortgage-Backed Obligations – (continued)
GNMA – (continued)
$12,538	4.000%	11/20/41		$13,089
2,071	4.000	01/20/42		2,162
6,643	4.000	04/20/42		6,934
3,703	4.000	10/20/42		3,862
1,142,624	4.000	08/20/43		1,190,330
1,421,549	4.000	10/20/43		1,480,901
7,032	4.000	03/20/44		7,318
8,540	4.000	05/20/44		8,881
588,843	4.000	11/20/44		612,324
133,670	4.000	12/20/44		139,001
38,859	4.000	05/20/45		40,335
152,539	4.000	07/20/45		158,335
1,291,844	4.000	08/20/45		1,340,937
887,288	4.000	01/20/46		920,174
4,891,900	4.500	10/20/48		5,084,868
987,285	4.500	11/20/48		1,027,001
1,260,021	5.000	11/20/48		1,317,554
11,919,832	4.500	12/20/48		12,408,651
991,888	5.000	12/20/48		1,037,178
4,981,122	4.500	01/20/49		5,187,728
7,703,351	5.000	01/20/49		8,055,092
997,590	5.000	02/20/49		1,046,562
33,000,000	4.500	TBA-30yr	(h)	34,266,045
1,000,000	5.000	TBA-30yr	(h)	1,044,609

				77,338,492

TOTAL FEDERAL AGENCIES				$154,610,558

TOTAL MORTGAGE-BACKED OBLIGATIONS
(Cost $173,561,074)				$175,722,667

Agency Debentures – 3.2%
FHLB
$2,400,000	4.625%	09/11/20		$2,475,619
400,000	5.375	08/15/24		460,640
FNMA
4,000,000	1.875	09/24/26		3,824,920
800,000	6.250	05/15/29		1,052,584
Hashemite Kingdom of Jordan Government AID Bond(i)
1,600,000	2.503	10/30/20		1,604,224
Israel Government AID Bond(i)
2,000,000	5.500	09/18/23		2,261,060
300,000	5.500	12/04/23		339,696
877,000	5.500	04/26/24		1,005,384
40,000	5.500	09/18/33		52,139
NCUA Guaranteed Notes Series A4(i)
600,000	3.000	06/12/19		600,338
Tennessee Valley Authority
1,200,000	3.875	02/15/21		1,232,568

TOTAL AGENCY DEBENTURES
(Cost $14,911,657)				$14,909,172

Asset-Backed Securities(c) – 12.8%
Collateralized Loan Obligations – 4.6%
Crown Point CLO III Ltd. Series 2015-3A, Class A1AR(b) (3M USD LIBOR + 0.910%)
3,200,000	3.346	12/31/27		3,187,117
KREF Ltd. Series 2018-FL1, Class A(b) (1M USD LIBOR + 1.100)
1,950,000	3.589	06/15/36		1,950,304
Madison Park Funding XXX Ltd. Series 2018-30A, Class A(b) (3M USD LIBOR + 0.750%)
4,050,000	3.186	04/15/29		3,979,117
MidOcean Credit CLO Series 2018-8X, Class A2(a) (3M USD LIBOR + 1.300%)
500,000	3.945	02/20/31		497,068
Orec Ltd. Series 2018-CRE1, Class A(b) (1M USD LIBOR + 1.180%)
1,475,000	3.669	06/15/36		1,475,005
Ready Capital Mortgage Financing LLC Series 2018-FL2, Class A(b) (1M USD LIBOR + 0.850%)
681,953	3.340	06/25/35		680,609
Recette CLO Ltd. Series 2015-1A, Class AR(b) (3M USD LIBOR + 0.920%)
4,350,000	3.389	10/20/27		4,328,067
TPG Real Estate Finance Issuer Ltd. Series 2018-FL2, Class A(b) (1M USD LIBOR + 1.130%)
2,400,000	3.619	11/15/37		2,399,987
Whitehorse Ltd. Series 2014-9A, Class AR(b) (3M USD LIBOR + 1.160%)
2,746,690	3.609	07/17/26		2,746,688

				21,243,962

Home Equity – 0.6%
Bear Stearns Asset Backed Securities Trust Series 2001-3, Class A2 (1M LIBOR + 0.800%)
6,055	3.290	10/27/32		5,784
Bear Stearns Asset Backed Securities Trust Series 2002-2, Class A1 (1M USD LIBOR + 0.660%)
1,728	3.150	10/25/32		1,702
CS First Boston Mortgage Securities Corp. Series 2001-HE17, Class A1 (1M USD LIBOR + 0.620%)
1,109	3.110	01/25/32		1,062
GMAC Mortgage Home Equity Loan Trust Series 2007-HE3, Class 1A1
14,530	6.941	09/25/37		14,584
GMAC Mortgage Home Equity Loan Trust Series 2007-HE3, Class 2A1
24,289	6.763	09/25/37		24,955
Home Equity Asset Trust Series 2002-1, Class A4 (1M USD LIBOR + 0.600%)
257	3.090	11/25/32		237
Home Equity Loan Trust Series 2007-FRE1, Class 2AV3 (1M USD LIBOR + 0.230%)
1,400,000	2.720	04/25/37		1,283,453
Morgan Stanley Mortgage Loan Trust Series 2007-7AX, Class 1A (1M USD LIBOR + 0.220%)
3,136,796	2.710	04/25/37		1,253,788
Renaissance Home Equity Loan Trust Series 2003-2, Class A (1M USD LIBOR + 0.880%)
988	3.370	08/25/33		974

40	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BOND FUND

Principal Amount		Interest Rate		Maturity Date	Value

Asset-Backed Securities(c) – (continued)
Home Equity – (continued)
	Renaissance Home Equity Loan Trust Series 2003-3, Class A (1M USD LIBOR + 1.000%)
	$2,686	3.490%		12/25/33	$2,656

					2,589,195

Student Loan – 7.6%
	Academic Loan Funding Trust Series 2012-1A, Class A2(b) (1M USD LIBOR + 1.100%)
	2,359,626	3.590		12/27/44	2,371,116
	Access Group, Inc. Series 2004-1, Class A2 (3M USD LIBOR + 0.210%)
	1,588,113	3.032		09/26/33	1,549,963
	ECMC Group Student Loan Trust Series 2016-1A, Class A(b) (1M USD LIBOR + 1.350%)
	1,782,506	3.840		07/26/66	1,799,236
	Edsouth Indenture No. 9 LLC Series 2015-1, Class A(b) (1M USD LIBOR + 0.800%)
	1,032,472	3.290		10/25/56	1,022,216
	EFS Volunteer No. 2 LLC Series 2012-1, Class A2(b) (1M USD LIBOR + 1.350%)
	2,600,000	3.840		03/25/36	2,649,958
	EFS Volunteer No. 3 LLC Series 2012-1, Class A3(b) (1M USD LIBOR + 1.000%)
	1,626,531	3.490		04/25/33	1,633,731
	Montana Higher Education Student Assistance Corp. Series 2012-1, Class A3 (1M USD LIBOR + 1.050%)
	1,500,000	3.530		07/20/43	1,504,694
	Navient Student Loan Trust Series 2016-5A, Class A(b) (1M USD LIBOR + 1.250%)
	3,923,409	3.740		06/25/65	3,975,904
	Navient Student Loan Trust Series 2016-7A, Class A(b) (1M USD LIBOR + 1.150%)
	1,963,094	3.640		03/25/66	1,980,177
	Navient Student Loan Trust Series 2017-2A, Class A(b) (1M USD LIBOR + 1.050%)
	3,824,390	3.540		12/27/66	3,838,915
	Nelnet Student Loan Trust Series 2006-1, Class A6(b) (3M USD LIBOR + 0.450%)
	2,600,000	3.103		08/23/36	2,545,379
	PHEAA Student Loan Trust Series 2016-1A, Class A(b) (1M USD LIBOR + 1.150%)
	1,772,778	3.640		09/25/65	1,801,056
	Scholar Funding Trust Series 2010-A, Class A(b) (3M USD LIBOR + 0.750%)
	442,818	3.259		10/28/41	438,794
	SLM Student Loan Trust Series 2003-7A, Class A5A(b) (3M USD LIBOR + 1.200%)
	1,693,496	3.988		12/15/33	1,694,023
	SLM Student Loan Trust Series 2005-4, Class A3 (3M USD LIBOR + 0.120%)
	255,075	2.610		01/25/27	253,661
	SLM Student Loan Trust Series 2005-5, Class A4 (3M USD LIBOR + 0.140%)
	1,411,821	2.630		10/25/28	1,403,978
	SLM Student Loan Trust Series 2006-10, Class A5A (3M USD LIBOR + 0.100%)
	400,598	2.590		04/25/27	400,324

Asset-Backed Securities(c) – (continued)
Student Loan – (continued)
	SLM Student Loan Trust Series 2007-7, Class A4 (3M USD LIBOR + 0.330%)
	830,237	2.820		01/25/22	815,471
	SLM Student Loan Trust Series 2008-2, Class A3 (3M USD LIBOR + 0.750%)
	230,159	3.240		04/25/23	228,647
	SLM Student Loan Trust Series 2008-4, Class A4 (3M USD LIBOR + 1.650%)
	545,427	4.140		07/25/22	551,982
	SLM Student Loan Trust Series 2008-5, Class A4 (3M USD LIBOR + 1.700%)
	992,830	4.190		07/25/23	1,003,127
	SLM Student Loan Trust Series 2008-6, Class A4 (3M USD LIBOR + 1.100%)
	1,168,838	3.590		07/25/23	1,176,516
	SLM Student Loan Trust Series 2008-8, Class A4 (3M USD LIBOR + 1.500%)
	490,354	3.990		04/25/23	495,032

					35,133,900

	TOTAL ASSET-BACKED SECURITIES
	(Cost $58,385,743)				$58,967,057

Foreign Debt Obligations – 1.0%
Sovereign – 1.0%
	Dominican Republic
DOP	100,000	10.375%		03/04/22	$2,018
	300,000	14.500		02/10/23	6,690
	100,000	11.375		07/06/29	2,133
	Ecuador Government International Bond(b)
	$300,000	8.875		10/23/27	300,900
	Perusahaan Penerbit SBSN(b)
	220,000	4.150		03/29/27	222,392
	Republic of Argentina
EUR	410,000	5.250		01/15/28	337,697
	40,000	3.380	(j)	12/31/38	25,410
	$110,000	3.750	(j)	12/31/38	63,580
EUR	100,000	6.250		11/09/47	80,766
	$790,000	6.875		01/11/48	579,074
	Republic of Ecuador
	360,000	9.625		06/02/27	375,660
	Republic of Indonesia(b)
EUR	250,000	2.150		07/18/24	293,788
	$1,060,000	4.750		01/08/26	1,119,196
	Republic of South Africa
ZAR	1,650,000	8.000		01/31/30	105,368
	4,340,000	7.000		02/28/31	252,061
	4,894,000	8.250		03/31/32	310,665
	1,520,000	8.875		02/28/35	99,172
	2,515,000	6.250		03/31/36	126,552
	40,000	9.000		01/31/40	2,582
	870,000	6.500		02/28/41	42,693
	2,330,000	8.750		01/31/44	146,420
	Republic of Sri Lanka
	$200,000	6.850		11/03/25	201,901

The accompanying notes are an integral part of these financial statements.	41

GOLDMAN SACHS BOND FUND

Schedule of Investments (continued)

March 31, 2019

Principal Amount		Interest Rate		Maturity Date	Value

Foreign Debt Obligations – (continued)
Sovereign – (continued)
	United Mexican States
MXN	257,600	6.500%		06/10/21	$12,914
	403,700	8.000		12/07/23	20,932
	1,125,400	7.750		11/23/34	55,262
	48,700	8.000		11/07/47	2,371

	TOTAL FOREIGN DEBT OBLIGATIONS
	(Cost $5,085,511)				$4,788,197

Municipal Debt Obligations – 2.2%
California(a) – 0.4%
	California State GO Bonds Build America Taxable Series 2009
	$210,000	7.550%		04/01/39	$318,931
	California State GO Bonds Build America Taxable Series 2010
	625,000	7.950		03/01/36	654,831
	East Bay Municipal Utility Disrtict Water System RB Build America SubSeries 2010
	900,000	5.874		06/01/40	1,184,463

					2,158,225

Illinois – 1.2%
	Chicago Illinois GO Bonds Prerefunded Taxable Series B(a)
	2,374,000	7.750		01/01/42	3,031,574
	Illinois State GO Bonds Build America Series 2010(a)
	115,000	6.630		02/01/35	124,813
	730,000	7.350		07/01/35	829,448
	Illinois State GO Bonds Taxable-Pension Series 2003
	1,460,000	5.100		06/01/33	1,434,625

					5,420,460

Minnesota(a)(c) – 0.1%
	Northstar Education Finance, Inc. (Student Loan Asset Backed) Series 2007-1, Class A1 (3M USD LIBOR + 0.100%)
	270,725	2.609		04/28/30	269,708

New York(a) – 0.1%
	Port Authority of New York & New Jersey Consolidated Bonds – 192 Series 2015
	375,000	4.810		10/15/65	441,143

Ohio(a) – 0.1%
	American Municipal Power-Ohio, Inc. RB Build America Taxable Series 2010
	250,000	6.270		02/15/50	325,755

Puerto Rico – 0.3%
	Puerto Rico Sales Tax Financing Corp. Sales Tax RB Series 2018 A-1
	28,000	0.000	(k)	07/01/24	23,510
	48,000	0.000	(k)	07/01/27	35,791
	47,000	0.000	(a)(k)	07/01/29	31,164
	60,000	0.000	(a)(k)	07/01/31	35,495
	68,000	0.000	(a)(k)	07/01/33	36,086
	49,000	4.500	(a)	07/01/34	49,541
	25,000	4.550	(a)	07/01/40	24,601
	643,000	0.000	(a)(k)	07/01/46	138,309
	524,000	0.000	(a)(k)	07/01/51	82,907
	184,000	4.750	(a)	07/01/53	174,463
	465,000	5.000	(a)	07/01/58	459,443

Municipal Debt Obligations – (continued)
Puerto Rico – (continued)
	Puerto Rico Sales Tax Financing Corp. Sales Tax RB Series 2018 A-2(a)
	255,000	4.550		07/01/40	225,040
	8,000	4.750		07/01/53	6,860
	102,000	5.000		07/01/58	89,251

					1,412,461

	TOTAL MUNICIPAL DEBT OBLIGATIONS
	(Cost $9,515,306)				$10,027,752

U.S. Treasury Obligations – 4.3%
	United States Treasury Bonds
	$1,560,000	2.750%		11/15/42	$1,555,269
	5,790,000	3.625	(l)	02/15/44	6,673,895
	United States Treasury Inflation Indexed Note
	9,716,260	0.750		07/15/28	9,942,841
	United States Treasury Strip Coupon(k)
	2,800,000	0.000		02/15/35	1,824,156

	TOTAL U.S. TREASURY OBLIGATIONS
	(Cost $19,006,121)				$19,996,161

Shares	Dividend Rate	Value

Investment Company(m) – 9.8%
Goldman Sachs Financial Square Government Fund – Institutional Shares
45,426,180	2.437%	$45,426,180
(Cost $45,426,180)

TOTAL INVESTMENTS – 114.4%
(Cost $522,020,026)		$528,160,369

LIABILITIES IN EXCESS OF OTHER ASSETS – (14.4)%		(66,377,163)

NET ASSETS – 100.0%		$461,783,206

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.

(b)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(c)	Variable rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect on March 31, 2019.

(d)	Guaranteed by a foreign government until maturity. Total market value of these securities amounts to $12,230,570, which represents approximately 2.7% of the Fund’s net assets as of March 31, 2019.

(e)	Security is currently in default and/or non-income producing.

(f)	Security with a notional or nominal principal amount. The actual effective yield of this security is different than the stated interest rate.

42	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BOND FUND

(g)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.

(h)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total market value of TBA securities (excluding forward sales contracts, if any) amounts to $84,316,547 which represents approximately 18.3% of the Fund’s net assets as of March 31, 2019.

(i)	Guaranteed by the United States Government until maturity. Total market value for these securities amounts to $5,862,841, which represents approximately 1.3% of the Fund’s net assets as of March 31, 2019.

(j)	Coupon changes periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect on March 31, 2019.

(k)	Issued with a zero coupon. Income is recognized through the accretion of discount.

(l)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.

(m)	Represents an affiliated issuer.

Currency Abbreviations:
ARS	—Argentine Peso
AUD	—Australian Dollar
BRL	—Brazilian Real
CAD	—Canadian Dollar
CHF	—Swiss Franc
CLP	—Chilean Peso
CNH	—Chinese Yuan Renminbi Offshore
COP	—Colombian Peso
CZK	—Czech Koruna
DOP	—Dominican Peso
EUR	—Euro
GBP	—British Pound
HUF	—Hungarian Forint
IDR	—Indonesian Rupiah
INR	—Indian Rupee
JPY	—Japanese Yen
KRW	—South Korean Won
MXN	—Mexican Peso
MYR	—Malaysian Ringgit
NOK	—Norwegian Krone
NZD	—New Zealand Dollar
PHP	—Philippine Peso
PLN	—Polish Zloty
RON	—New Romanian Leu
RUB	—Russian Ruble
SEK	—Swedish Krona
SGD	—Singapore Dollar
TRY	—Turkish Lira
TWD	—Taiwan Dollar
USD	—U.S. Dollar
ZAR	—South African Rand

Investment Abbreviations:
AUDOR	—Australian Dollar Offered Rate
CDOR	—Canadian Dollar Offered Rate
CHFOR	—Swiss Franc Offered Rate
CLO	—Collateralized Loan Obligation
CMT	—Constant Maturity Treasury Indexes
EURO	—Euro Offered Rate
FHLB	—Federal Home Loan Bank
FHLMC	—Federal Home Loan Mortgage Corp.
FNMA	—Federal National Mortgage Association
GBP	—British Pound Offered Rate
GMAC	—General Motors Acceptance Corporation
GNMA	—Government National Mortgage Association
GO	—General Obligation
JIBAR	—Johannesburg Interbank Agreed Rate
JYOR	—Japanese Yen Offered Rate
KWCDC	—South Korean Won Certificate of Deposit
LIBOR	—London Interbank Offered Rate
LLC	—Limited Liability Company
LP	—Limited Partnership
MTA	—Monthly Treasury Average
NCUA	—National Credit Union Administration
NIBOR	—Norwegian Interbank Offered Rate
NZDOR	—New Zealand Dollar Offered Rate
PLC	—Public Limited Company
RB	—Revenue Bond
REMIC	—Real Estate Mortgage Investment Conduit
STIBOR	—Stockholm Interbank Offered Rate
STRIPS	—Separate Trading of Registered Interest and Principal of Securities
TIIE	—La Tasa de Interbank Equilibrium Interest Rate

The accompanying notes are an integral part of these financial statements.	43

GOLDMAN SACHS BOND FUND

Schedule of Investments (continued)

March 31, 2019

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At March 31, 2019, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Gain
MS & Co. Int. PLC	ARS	9,602,952	USD	202,722	06/04/19	$693
	AUD	369,499	EUR	230,090	06/19/19	2,896
	AUD	5,871,421	USD	4,166,243	06/19/19	8,970
	BRL	13,405,784	USD	3,411,401	05/03/19	5,095
	CAD	12,579,521	USD	9,422,509	06/19/19	9,658
	CHF	753,921	USD	759,716	06/19/19	3,183
	CNH	21,504,688	USD	3,194,493	06/19/19	3,482
	COP	9,860,657,884	USD	3,090,205	04/01/19	2,636
	COP	1,166,311,653	USD	365,270	04/15/19	236
	EUR	327,212	GBP	282,001	06/19/19	783
	EUR	362,623	JPY	45,011,712	06/19/19	857
	EUR	1,495,120	PLN	6,448,880	06/19/19	4,646
	EUR	574,645	SEK	5,996,711	06/19/19	102
	EUR	726,288	USD	819,802	06/19/19	447
	GBP	963,000	USD	1,241,704	04/12/19	13,322
	IDR	17,372,909,182	USD	1,211,980	04/25/19	2,471
	INR	311,826,621	USD	4,391,616	04/02/19	106,053
	JPY	89,432,929	EUR	717,887	06/19/19	1,238
	JPY	744,625,128	USD	6,721,234	06/19/19	39,533
	KRW	927,690,013	USD	815,988	04/18/19	94
	MXN	38,714,627	USD	1,963,266	06/19/19	5,867
	NOK	21,257,496	EUR	2,177,060	06/19/19	13,556
	NOK	1,982,506	USD	230,294	06/19/19	274
	NZD	543,368	EUR	326,489	06/19/19	1,878
	PHP	52,789,112	USD	995,510	04/12/19	6,602
	RUB	286,160,810	USD	4,289,304	04/15/19	61,099
	SEK	11,360,162	EUR	1,073,313	06/19/19	17,079
	SGD	5,790,145	USD	4,270,932	06/19/19	7,895
	USD	162,966	ARS	6,792,420	04/22/19	10,828
	USD	1,078,961	AUD	1,498,377	04/04/19	14,944
	USD	939,771	AUD	1,318,961	06/19/19	1,847
	USD	3,229,391	BRL	12,276,952	04/02/19	94,279
	USD	489,923	BRL	1,918,232	05/03/19	1,058
	USD	2,290,470	CAD	3,051,172	04/08/19	6,773
	USD	804,630	CAD	1,072,498	06/19/19	468
	USD	4,081,748	CLP	2,720,825,820	04/04/19	83,469
	USD	699,912	CLP	471,555,403	04/18/19	6,943
	USD	85,635	CLP	56,801,961	04/22/19	2,162
	USD	84,641	CLP	56,024,466	04/25/19	2,310
	USD	614,881	CNH	4,134,312	06/19/19	65
	USD	3,160,379	COP	9,860,657,884	04/01/19	67,538
	USD	848,995	COP	2,662,286,968	04/15/19	14,670
	USD	12,271,977	EUR	10,701,976	04/26/19	240,596
	USD	15,702,981	EUR	13,787,554	06/19/19	131,703
	USD	413,591	GBP	313,000	04/12/19	5,675
	USD	4,875,185	GBP	3,651,006	06/19/19	100,916
	USD	589,185	HUF	162,615,057	06/19/19	17,952
	USD	401,571	IDR	5,689,259,834	04/25/19	3,864
	USD	7,371,127	INR	508,781,815	04/02/19	32,649

44	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BOND FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN (continued)

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Gain
MS & Co. Int. PLC (continued)
	USD	1,250,816	JPY	134,495,731	04/03/19	$37,001
	USD	4,742,844	JPY	519,935,530	06/19/19	22,128
	USD	400,221	KRW	453,746,596	04/05/19	954
	USD	780,817	KRW	881,131,684	04/18/19	5,690
	USD	898,810	KRW	1,019,713,128	04/30/19	1,578
	USD	2,804,505	MXN	54,551,151	06/19/19	29,883
	USD	1,010,107	NOK	8,621,442	06/19/19	7,426
	USD	1,356,643	PHP	71,010,786	04/12/19	8,623
	USD	833,595	RON	3,518,187	06/19/19	9,302
	USD	1,311,455	RUB	84,967,241	04/15/19	19,728
	USD	2,592,069	SEK	23,492,607	04/25/19	60,541
	USD	2,438,712	SGD	3,293,508	06/19/19	4,861
	USD	878,283	TRY	5,063,337	06/19/19	33,191
	USD	1,656,470	TWD	51,052,398	04/08/19	2,007
	USD	1,010,756	TWD	31,028,257	04/11/19	5,111
	USD	671,548	TWD	20,696,714	04/29/19	320
	USD	1,002,270	ZAR	14,031,577	04/03/19	30,156
	USD	1,299,123	ZAR	18,733,242	06/19/19	13,221
	ZAR	39,448,612	USD	2,701,003	06/19/19	6,863

TOTAL						$1,459,938

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Loss
MS & Co. Int. PLC	ARS	9,602,952	USD	232,236	04/03/19	$(11,672)
	ARS	16,797,452	USD	404,033	04/22/19	(27,800)
	ARS	7,038,534	USD	161,000	04/26/19	(4,169)
	ARS	46,981,977	USD	1,065,955	05/28/19	(62,521)
	AUD	1,403,634	USD	1,010,737	04/04/19	(13,999)
	AUD	1,710,695	USD	1,221,481	06/19/19	(4,993)
	BRL	25,682,736	USD	6,773,536	04/02/19	(215,041)
	CAD	3,427,000	USD	2,572,599	04/08/19	(7,607)
	CLP	2,720,825,820	USD	4,108,186	04/04/19	(109,907)
	CLP	1,641,064,241	USD	2,424,468	04/18/19	(12,860)
	CLP	57,033,176	USD	85,635	04/22/19	(1,822)
	CLP	56,455,287	USD	84,641	04/25/19	(1,677)
	COP	9,860,657,883	USD	3,175,911	04/01/19	(83,070)
	COP	6,259,102,410	USD	1,993,946	04/15/19	(32,428)
	COP	639,618,221	USD	200,666	05/02/19	(425)
	CZK	22,065,452	EUR	855,460	06/19/19	(5,092)
	CZK	24,396,463	USD	1,078,821	06/19/19	(16,254)
	EUR	717,922	AUD	1,144,158	06/19/19	(2,819)
	EUR	1,445,079	GBP	1,250,022	06/19/19	(2,570)
	EUR	216,898	JPY	27,118,450	06/19/19	(1,262)
	EUR	1,642,715	NOK	15,988,351	06/19/19	(4,224)
	EUR	1,239,592	SEK	13,001,774	06/19/19	(6,921)
	EUR	8,709,603	USD	9,985,636	04/26/19	(194,122)
	EUR	2,915,385	USD	3,320,153	06/19/19	(27,598)
	EUR	351,979	ZAR	5,793,748	06/19/19	(184)
	GBP	171,283	CAD	303,018	06/19/19	(3,224)

The accompanying notes are an integral part of these financial statements.	45

GOLDMAN SACHS BOND FUND

Schedule of Investments (continued)

March 31, 2019

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS (continued)

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Loss
MS & Co. Int. PLC (continued)
	GBP	3,749,126	EUR	4,356,504	06/19/19	$(17,535)
	GBP	664,000	USD	869,933	04/12/19	(4,578)
	GBP	1,648,702	USD	2,182,339	06/19/19	(26,397)
	HUF	163,901,859	EUR	510,939	06/19/19	(1,286)
	HUF	82,910,044	PLN	1,121,194	06/19/19	(1,515)
	IDR	11,534,265,985	USD	811,078	04/05/19	(2,366)
	IDR	17,065,900,816	USD	1,206,753	04/25/19	(13,763)
	INR	311,826,622	USD	4,518,977	04/02/19	(21,309)
	INR	225,185,234	USD	3,252,508	04/22/19	(18,471)
	JPY	101,561,365	USD	944,525	04/03/19	(27,941)
	JPY	111,699,792	USD	1,015,974	06/19/19	(1,803)
	KRW	453,746,596	USD	403,198	04/05/19	(3,931)
	KRW	5,616,434,449	USD	4,989,529	04/18/19	(48,791)
	MXN	25,883,200	USD	1,342,489	06/19/19	(25,997)
	MYR	2,373,462	USD	582,416	04/05/19	(787)
	NOK	1,538,209	USD	180,699	06/19/19	(1,804)
	NZD	4,078,275	USD	2,801,977	06/19/19	(20,388)
	PLN	20,344,743	EUR	4,718,651	06/19/19	(16,794)
	RUB	16,171,824	USD	250,883	04/11/19	(4,866)
	RUB	73,990,994	USD	1,145,282	04/15/19	(20,422)
	SEK	18,803,000	USD	2,074,639	04/25/19	(48,456)
	SEK	3,040,660	USD	330,422	06/19/19	(1,401)
	SGD	1,076,702	USD	798,520	06/19/19	(2,854)
	TRY	5,063,337	USD	880,668	06/19/19	(35,576)
	TWD	51,052,398	USD	1,658,414	04/08/19	(3,952)
	TWD	165,457,484	USD	5,396,212	04/11/19	(33,629)
	TWD	51,052,398	USD	1,658,025	04/29/19	(2,313)
	USD	219,496	ARS	9,602,952	04/03/19	(1,068)
	USD	274,983	AUD	387,189	06/19/19	(350)
	USD	3,418,099	BRL	13,405,784	04/02/19	(5,281)
	USD	1,046,468	CAD	1,400,368	06/19/19	(3,532)
	USD	1,884,432	CHF	1,874,896	06/19/19	(12,793)
	USD	1,776,332	CNH	11,969,912	06/19/19	(3,721)
	USD	3,090,205	COP	9,860,657,883	04/01/19	(2,636)
	USD	10,278,083	GBP	7,971,139	04/12/19	(110,268)
	USD	807,552	IDR	11,534,265,985	04/05/19	(1,161)
	USD	1,636,209	INR	114,871,428	04/02/19	(20,652)
	USD	1,106,292	KRW	1,259,192,390	04/30/19	(1,655)
	USD	276,152	MXN	5,436,834	06/19/19	(380)
	USD	577,618	NZD	848,238	06/19/19	(923)
	USD	1,607,869	RUB	106,334,418	04/15/19	(8,696)
	USD	197,482	SEK	1,826,567	06/19/19	(166)
	USD	2,392,226	SGD	3,240,150	06/19/19	(2,194)
	USD	1,104,784	TWD	34,094,735	04/29/19	(964)
	ZAR	20,137,607	USD	1,385,930	06/19/19	(3,630)

TOTAL						$(1,443,256)

46	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BOND FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD SALES CONTRACTS — At March 31, 2019, the Fund had the following forward sales contracts:

Description	Interest Rate	Maturity Date(a)	Settlement Date	Principal Amount	Value
FNMA	4.000%	TBA-30yr	05/13/19	$(2,000,000)	$(2,055,208)
GNMA	4.000	TBA-30yr	04/17/19	(3,000,000)	(3,097,567)
GNMA	4.000	TBA-30yr	05/21/19	(2,000,000)	(2,063,248)

TOTAL (Proceeds Receivable: $7,168,242)					$(7,216,023)

(a)	TBA (To Be Announced) Securities are purchased or sold on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned.

FUTURES CONTRACTS — At March 31, 2019, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
Australian 3 Year Government Bonds	24	06/17/19	$1,936,597	$2,601
Australian 10 Year Government Bonds	16	06/17/19	1,574,112	9,650
Ultra Long U.S. Treasury Bonds	160	06/19/19	26,880,000	998,525
10 Year German Euro-Bund	21	06/06/19	3,918,431	84,301
2 Year U.S. Treasury Notes	92	06/28/19	19,604,625	(7,260)
5 Year U.S. Treasury Notes	325	06/28/19	37,644,141	206,867
10 Year U.S. Treasury Notes	215	06/19/19	26,707,031	204,335
20 Year U.S. Treasury Bonds	199	06/19/19	29,781,594	657,212

Total				$2,156,231

Short position contracts:
Canada 10 Year Government Bonds	(33)	06/19/19	(3,433,472)	(73,169)
Eurodollars	(24)	09/16/19	(5,852,400)	(20,456)
Eurodollars	(29)	06/17/19	(7,065,487)	39,464
Eurodollars	(323)	12/16/19	(78,787,775)	(272,821)
French 10 Year Government Bonds	(22)	06/06/19	(4,014,453)	(109,147)
Ultra 10 Year U.S. Treasury Notes	(130)	06/19/19	(17,261,562)	(357,017)
5 Year German Euro-Bobl	(24)	06/06/19	(3,584,396)	(1,103)
10 Year U.K. Long Gilt	(26)	06/26/19	(4,380,946)	(53,847)

Total				$(848,096)

TOTAL FUTURES CONTRACTS				$1,308,135

The accompanying notes are an integral part of these financial statements.	47

GOLDMAN SACHS BOND FUND

Schedule of Investments (continued)

March 31, 2019

ADDITIONAL INVESTMENT INFORMATION (continued)

SWAP CONTRACTS — At March 31, 2019, the Fund had the following swap contracts:

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

Payments Made by the Fund	Payments Received by Fund (%)	Termination Date	Notional Amount (000s)			Market Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)
8.360(a)	Mexico IB TIIE 28D	03/18/20	MXN	192,750		$(1,236)	$(2,803)	$1,567
3M JIBAR(b)	7.500	09/19/20	ZAR	10,300		3,948	610	3,338
7.950(a)	Mexico IB TIIE 28D	06/16/21	MXN	46,425	(c)	(1,487)	(572)	(915)
3M NZDOR(b)	1.750(d)	06/19/21	NZD	62,690	(c)	127,013	(72,220)	199,233
3.000(d)	3M LIBOR(b)	06/19/21		$28,850	(c)	(375,087)	(244,113)	(130,974)
2.500(d)	6M CDOR	06/19/21	CAD	13,770	(c)	(123,567)	(106,796)	(16,771)
1M BID Avg(b)	7.900	01/02/23	BRL	7,875		(10,131)	(6,401)	(3,730)
6M EURO(d)	0.250(e)	06/19/23	EUR	14,360	(c)	187,916	99,287	88,629
0.500(e)	3M STIBOR(b)	06/19/23	SEK	114,510	(c)	(94,831)	(46,500)	(48,331)
1.100(e)	6M GBP(d)	08/01/23	GBP	1,150		(24,319)	(10,369)	(13,950)
2.218(d)	3M LIBOR(b)	08/31/23		$25,830	(c)	41,607	4,573	37,034
6M EURO(d)	0.500(e)	06/19/24	EUR	36,230	(c)	934,991	612,126	322,865
6M AUDOR(d)	2.500	06/19/24	AUD	16,480	(c)	447,558	444,417	3,141
3.000(d)	3M LIBOR(b)	06/19/24		$5,480	(c)	(188,561)	(212,567)	24,006
0.500(e)	3M STIBOR(b)	06/19/24	SEK	302,500	(c)	(152,992)	52,273	(205,265)
2.500(d)	6M CDOR	06/19/24	CAD	7,320	(c)	(156,188)	(177,736)	21,548
6M JYOR(d)	0.500	03/22/28	JPY	690,640	(c)	110,827	105,260	5,567
1.900(d)	6M GBP	08/03/28	GBP	4,930	(c)	(177,098)	(40,616)	(136,482)
6M CHFOR(d)	1.050(e)	08/07/28	CHF	7,880	(c)	287,432	(64,112)	351,544
Mexico IB TIIE 28D(a)	9.290	10/18/28	MXN	22,625	(c)	29,630	(42,286)	71,916
6M EURO(d)	1.450(e)	01/15/29	EUR	7,620	(c)	233,590	(21,982)	255,572
0.350(d)	6M JYOR	01/16/29	JPY	1,744,750	(c)	(107,219)	(247,835)	140,616
6M EURO(d)	1.200(e)	02/12/29	EUR	10,220	(c)	162,847	22,246	140,601
3M LIBOR(b)	2.800(d)	02/12/29		$10,730	(c)	120,889	(2,108)	122,997
1.500(d)	6M GBP	02/12/29	GBP	15,510	(c)	(149,418)	29,967	(179,385)
6M EURO(d)	1.200(e)	02/21/29	EUR	3,760	(c)	58,897	459	58,438
2.300(e)	6M NIBOR(d)	02/21/29	NOK	40,740	(c)	(34,929)	2,238	(37,167)
3M KWCDC(c)	1.800	03/20/29	KRW	3,939,170		24,544	5,621	18,923
3M LIBOR	2.500	03/29/29		$9,560	(c)	(17,952)	736	(18,688)
1.000(e)	6M EURO(d)	03/29/29	EUR	9,420	(c)	(33,644)	(46,924)	13,280
6M EURO(d)	1.000(e)	06/19/29		2,470	(c)	136,451	76,432	60,019
3M LIBOR(b)	3.000(d)	06/19/29		$13,240	(c)	245,670	60,972	184,698
3.250(d)	3M NZDOR(b)	06/19/29	NZD	2,950	(c)	(53,918)	(20,469)	(33,449)
1.000(e)	3M STIBOR(b)	06/19/29	SEK	27,600	(c)	(38,001)	16,367	(54,368)
3.000(d)	6M AUDOR	06/19/29	AUD	7,260	(c)	(132,174)	(79,459)	(52,715)
3.000(d)	6M CDOR	06/19/29	CAD	4,840	(c)	(113,819)	(99,834)	(13,985)
1.000(e)	6M CHFOR(d)	06/19/29	CHF	1,630	(c)	(42,824)	(29,295)	(13,529)
1.500(e)	6M EURO(d)	06/19/29	EUR	13,460	(c)	(388,440)	(241,745)	(146,695)
3M LIBOR(b)	3.000(d)	06/20/39		$5,090	(c)	85,871	(4,216)	90,087
1.750(e)	6M EURO(d)	06/20/39	EUR	1,690	(c)	(33,518)	(33,646)	128
3M LIBOR(b)	2.750(d)	06/15/49		$3,250	(c)	21,840	(20,888)	42,728
1.000(d)	6M JYOR	06/15/49	JPY	235,590	(c)	(34,944)	(23,572)	(11,372)

TOTAL						$775,224	$(365,480)	$1,140,704

(a)	Payments made monthly.
(b)	Payments made quarterly.
(c)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to March 31, 2019.
(d)	Payments made semi-annually.
(e)	Payments made annually.

48	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BOND FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER CREDIT DEFAULT SWAP CONTRACTS

Reference Obligation/ Index	Financing Rate Paid by the Fund(a)	Credit Spread at March 31, 2019(b)	Counterparty	Termination Date	Notional Amount (000s)	Value	Upfront Premiums (Received) Paid	Unrealized Appreciation/ (Depreciation)
Protection Purchased:
People’s Republic of China, 7.500%, 10/28/27	(1.000)%	0.169%	Barclays Bank PLC	06/20/21	$80	$(1,482)	$325	$(1,807)
People’s Republic of China, 7.500%, 10/28/27	(1.000)	0.221	Barclays Bank PLC	12/20/21	1,130	(23,824)	(2,161)	(21,663)
People’s Republic of China, 7.500%, 10/28/27	(1.000)	0.131	BoA Securities LLC	12/20/20	830	(12,613)	1,697	(14,310)
People’s Republic of China, 7.500%, 10/28/27	(1.000)	0.169	BoA Securities LLC	06/20/21	900	(16,664)	4,442	(21,106)
People’s Republic of China, 4.250%, 10/28/19	(1.000)	0.084	BoA Securities LLC	06/20/19	100	(244)	(28)	(216)
People’s Republic of China, 7.500%, 10/28/27	(1.000)	0.131	Citibank NA	12/20/20	720	(10,942)	2,094	(13,036)
People’s Republic of China, 7.500%, 10/28/27	(1.000)	0.169	Citibank NA	06/20/21	560	(10,367)	2,335	(12,702)
People’s Republic of China, 7.500%, 10/28/27	(1.000)	0.256	Citibank NA	06/20/22	280	(6,608)	(2,725)	(3,883)
People’s Republic of China, 4.250%, 10/28/19	(1.000)	0.084	Citibank NA	06/20/19	4,390	(10,673)	(875)	(9,798)
People’s Republic of China, 7.500%, 10/28/27	(1.000)	0.169	Deutsche Bank AG (London)	06/20/21	460	(8,517)	2,387	(10,904)
People’s Republic of China, 7.500%, 10/28/27	(1.000)	0.131	JPMorgan Securities, Inc.	12/20/20	6,410	(97,411)	17,327	(114,738)
People’s Republic of China, 7.500%, 10/28/27	(1.000)	0.169	JPMorgan Securities, Inc.	06/20/21	10	(185)	43	(228)
People’s Republic of China, 7.500%, 10/28/27	(1.000)	0.256	JPMorgan Securities, Inc.	06/20/22	580	(13,688)	(5,681)	(8,007)

People’s Republic of China, 4.250%, 10/28/19	(1.000)	0.084	JPMorgan Securities, Inc.	06/20/19	120	(291)	(35)	(256)

TOTAL						$(213,509)	$19,145	$(232,654)

(a)	Payments made quarterly.
(b)	Credit spread on the referenced obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund or its counterparty to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

The accompanying notes are an integral part of these financial statements.	49

GOLDMAN SACHS BOND FUND

Schedule of Investments (continued)

March 31, 2019

ADDITIONAL INVESTMENT INFORMATION (continued)

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS

Referenced Obligation/Index	Financing Rate Received/(Paid) by the Fund(a)	Credit Spread at March 31, 2019(b)	Termination Date	Notional Amount (000s)		Value	Upfront Premiums (Received) Paid	Unrealized Appreciation/ (Depreciation)
Protection Purchased:
iTraxx Europe Series 31	(1.000)%	0.650%	06/20/24	EUR	22,690	$(468,720)	$(437,269)	$(31,451)
Protection Sold:
Boeing Co., 8.750%, 08/15/21	1.000	0.513	06/20/24		$500	12,116	11,333	783
CDX.NA.IG Index 32	1.000	0.635	06/20/24		18,775	338,993	286,515	52,478

TOTAL						$(117,611)	$(139,421)	$21,810

(a)	Payments made quarterly.
(b)	Credit spread on the referenced obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund or its counterparty to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

PURCHASED AND WRITTEN OPTIONS CONTRACTS — At March 31, 2019, the Fund had the following purchased and written options:

EXCHANGE TRADED OPTIONS ON FUTURES

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Portfolio	Unrealized Appreciation/ (Depreciation)
Purchased option contracts
Puts
Eurodollar	$97.75	06/15/2020	413	$1,032,500	$237,476	$208,411	$29,065

OVER-THE-COUNTER INTEREST RATE SWAPTIONS

Description	Counterparty	Exercise Rate	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Portfolio	Unrealized Appreciation/ (Depreciation)
Purchased option contracts
Calls
1Y IRS	Citibank NA	3.010%	11/01/2019	9,700,000	$9,700,000	$527,399	$139,174	$388,225
6M IRS	Citibank NA	2.608	07/15/2019	4,900,000	4,900,000	108,808	46,905	61,903
6M IRS	JPMorgan Securities, Inc.	2.625	07/16/2019	2,300,000	2,300,000	53,882	22,217	31,665

				16,900,000	$16,900,000	$690,089	$208,296	$481,793
Puts
3M IRS	JPMorgan Securities, Inc.	3.340%	05/13/2019	5,000,000	5,000,000	5	1,400	(1,395)
3M IRS	JPMorgan Securities, Inc.	2.665	06/10/2019	6,700,000	6,700,000	13,701	63,817	(50,116)
3M IRS	JPMorgan Securities, Inc.	3.165	06/10/2019	6,700,000	6,700,000	442	4,020	(3,578)
3M IRS	JPMorgan Securities, Inc.	2.840	05/13/2019	5,000,000	5,000,000	1,028	28,600	(27,572)

				23,400,000	$23,400,000	$15,176	$97,837	$(82,661)

Total Over-the-Counter Interest Rate Swaptions				40,300,000	$40,300,000	$705,265	$306,133	$399,132

Total purchased option contracts				40,300,413	$41,332,500	$942,741	$514,544	$428,197

50	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BOND FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER-THE-COUNTER INTEREST RATE SWAPTIONS (continued)

Description	Counterparty	Exercise Rate	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Portfolio	Unrealized Appreciation/ (Depreciation)
Written option contracts
Calls
1Y IRS	Citibank NA	3.098%	11/01/2019	(4,200,000)	$(4,200,000)	$(466,416)	$(138,600)	$(327,816)
6M IRS	Citibank NA	2.724	07/15/2019	(2,100,000)	(2,100,000)	(88,000)	(41,877)	(46,123)
6M IRS	JPMorgan Securities, Inc.	2.730	07/16/2019	(1,000,000)	(1,000,000)	(42,961)	(19,788)	(23,173)

				(7,300,000)	$(7,300,000)	$(597,377)	$(200,265)	$(397,112)
Puts
3M IRS	JPMorgan Securities, Inc.	2.915%	06/10/2019	(13,400,000)	(13,400,000)	(5,155)	(34,170)	29,015
3M IRS	JPMorgan Securities, Inc.	3.090	05/13/2019	(10,000,000)	(10,000,000)	(167)	(12,875)	12,708

				(23,400,000)	$(23,400,000)	$(5,322)	$(47,045)	$41,723

Total written option contracts				(30,700,000)	$(30,700,000)	$(602,699)	$(247,310)	$(355,389)

Abbreviations:
3M IRS	—3 Month Interest Rate Swaptions
6M IRS	—6 Month Interest Rate Swaptions
1Y IRS	—1 Year Interest Rate Swaptions
1M BID Avg	—1 Month Brazilian Interbank Deposit Average
BoA Securities LLC	—Bank of America Securities LLC
MS & Co. Int. PLC	—Morgan Stanley & Co. International PLC
Mexico IB TIIE 28D	—Mexico Interbank TIIE 28 Days

The accompanying notes are an integral part of these financial statements.	51

GOLDMAN SACHS CORE FIXED INCOME FUND

Schedule of Investments

March 31, 2019

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – 38.7%
Aerospace & Defense – 1.0%
Northrop Grumman Corp.(a)
$3,175,000	2.930%		01/15/25	$3,133,534
2,750,000	3.250		01/15/28	2,705,642
The Boeing Co.(a)
1,575,000	3.450		11/01/28	1,606,217
United Technologies Corp.
725,000	3.350		08/16/21	734,730
1,775,000	3.950	(a)	08/16/25	1,845,769
(3M USD LIBOR + 0.650%)
725,000	3.333	(a)(b)	08/16/21	725,363

				10,751,255

Agriculture – 0.8%
Altria Group, Inc.(a)
1,975,000	3.800		02/14/24	2,010,688
25,000	4.400		02/14/26	25,745
BAT Capital Corp.(a)
1,685,000	3.222		08/15/24	1,646,750
BAT International Finance PLC(c)
4,875,000	2.750		06/15/20	4,857,450
Reynolds American, Inc.(a)
125,000	4.450		06/12/25	128,359

				8,668,992

Airlines – 0.4%
Delta Air Lines, Inc.
4,250,000	3.400		04/19/21	4,269,508

Automotive – 0.1%
Ford Motor Credit Co. LLC
1,200,000	5.875		08/02/21	1,243,296

Banks – 9.0%
AIB Group PLC(c)
2,800,000	4.750		10/12/23	2,874,332
Banco Santander SA
400,000	4.250		04/11/27	402,504
Bank of America Corp.
3,050,000	4.125		01/22/24	3,192,435
1,250,000	4.200		08/26/24	1,294,275
350,000	6.110		01/29/37	416,889
(3M USD LIBOR + 0.940%)
2,625,000	3.864	(a)(b)	07/23/24	2,699,077
(3M USD LIBOR + 1.370%)
1,550,000	3.593	(a)(b)	07/21/28	1,545,071
Barclays PLC(a)(b) (3M USD LIBOR + 1.400%)
2,725,000	4.610		02/15/23	2,782,552
BNP Paribas SA(c)
4,350,000	3.500		03/01/23	4,355,133
900,000	3.375		01/09/25	882,711
BPCE SA
925,000	2.650		02/03/21	921,920
2,250,000	4.000	(c)	09/12/23	2,288,227
1,150,000	4.625	(c)	09/12/28	1,204,545
Capital One NA(a)
1,700,000	2.650		08/08/22	1,677,560
Citibank NA(a)
2,550,000	3.050		05/01/20	2,558,874

Corporate Obligations – (continued)
Banks – (continued)
Citigroup, Inc.
1,300,000	4.600		03/09/26	1,358,656
3,175,000	3.400		05/01/26	3,164,522
1,150,000	4.125		07/25/28	1,154,865
Credit Agricole SA(c)
1,050,000	3.250		10/04/24	1,031,835
Credit Suisse Group AG(a)(c)
1,400,000	4.282		01/09/28	1,417,458
(3M USD LIBOR + 1.410%)
1,675,000	3.869	(b)	01/12/29	1,643,460
Credit Suisse Group Funding Guernsey Ltd.
683,000	4.550		04/17/26	713,701
Deutsche Bank AG
3,350,000	2.700		07/13/20	3,313,897
HSBC Holdings PLC(a)(b)
(3M USD LIBOR + 1.000%)
850,000	3.683		05/18/24	844,186
(3M USD LIBOR + 1.055%)
2,200,000	3.262		03/13/23	2,205,588
(3M USD LIBOR + 1.211%)
1,625,000	3.803		03/11/25	1,648,562
Huntington Bancshares, Inc.(a)
1,625,000	4.000		05/15/25	1,688,115
JPMorgan Chase & Co.(a)(b)
(3M USD LIBOR + 1.000%)
5,300,000	4.023		12/05/24	5,500,605
(3M USD LIBOR + 1.245%)
2,275,000	3.960		01/29/27	2,350,029
(3M USD LIBOR + 1.337%)
3,750,000	3.782		02/01/28	3,823,500
(3M USD LIBOR + 1.360%)
800,000	3.882		07/24/38	785,328
(3M USD LIBOR + 3.800%)
2,250,000	5.300		12/29/49	2,272,702
Lloyds Bank PLC(b) (3M USD LIBOR + 0.490%)
1,550,000	3.229		05/07/21	1,546,636
Morgan Stanley, Inc.
3,300,000	3.700		10/23/24	3,365,109
700,000	4.000		07/23/25	721,889
(3M USD LIBOR + 0.847%)
3,725,000	3.737	(a)(b)	04/24/24	3,798,867
(3M USD LIBOR + 1.400%)
2,575,000	4.179	(a)(b)	10/24/23	2,612,260
(3M USD LIBOR + 1.628%)
2,350,000	4.431	(a)(b)	01/23/30	2,479,156
Royal Bank of Canada(b) (3M USD LIBOR + 0.390%)
1,525,000	3.141		04/30/21	1,527,775
Royal Bank of Scotland Group PLC
1,336,000	3.875		09/12/23	1,341,999
(3M USD LIBOR + 1.480%)
1,883,000	3.498	(a)(b)	05/15/23	1,870,233
(3M USD LIBOR + 1.550%)
2,100,000	4.519	(a)(b)	06/25/24	2,147,712
(3M USD LIBOR + 1.754%)
200,000	4.892	(a)(b)	05/18/29	207,720
(3M USD LIBOR + 1.762%)
1,350,000	4.269	(a)(b)	03/22/25	1,365,107

52	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE FIXED INCOME FUND

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Banks – (continued)
Standard Chartered PLC(a)(b)(c) (3M USD LIBOR + 1.150%)
$3,008,000	4.247%		01/20/23	$3,056,489
The Bank of New York Mellon Corp.(a)
825,000	3.300		08/23/29	824,060
UBS Group Funding Switzerland AG(c)
2,550,000	4.125		09/24/25	2,634,303
Wells Fargo & Co.
2,700,000	3.000		10/23/26	2,629,692
925,000	4.150	(a)	01/24/29	967,532

				97,109,653

Beverages(a) – 1.5%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc.(c)
850,000	4.700		02/01/36	849,473
1,175,000	4.900		02/01/46	1,180,652
Anheuser-Busch InBev Worldwide, Inc.
3,225,000	4.000		04/13/28	3,276,825
2,000,000	4.750		01/23/29	2,129,920
550,000	4.600		04/15/48	529,171
Bacardi Ltd.(c)
1,500,000	5.300		05/15/48	1,436,055
Constellation Brands, Inc.
1,375,000	4.400		11/15/25	1,442,774
625,000	3.700		12/06/26	621,794
1,075,000	3.600		02/15/28	1,051,479
(3M USD LIBOR + 0.700%)
2,100,000	3.384	(b)	11/15/21	2,101,785
Keurig Dr Pepper, Inc.(c)
1,400,000	4.057		05/25/23	1,440,796

				16,060,724

Biotechnology(a) – 0.2%
Celgene Corp.
1,275,000	3.875		08/15/25	1,307,653
700,000	3.900		02/20/28	714,658

				2,022,311

Chemicals – 1.0%
DowDuPont, Inc.(a)
1,575,000	4.205		11/15/23	1,647,356
975,000	4.493		11/15/25	1,039,974
175,000	5.419		11/15/48	198,455
Huntsman International LLC(a)
850,000	4.500		05/01/29	846,400
SASOL Financing USA LLC(a)
200,000	5.875		03/27/24	211,750
Syngenta Finance NV(c)
2,115,000	3.698		04/24/20	2,123,904
2,590,000	3.933		04/23/21	2,606,084
The Sherwin-Williams Co.(a)
400,000	2.750		06/01/22	397,716
325,000	3.125		06/01/24	322,751
1,900,000	3.450		06/01/27	1,865,401

				11,259,791

Corporate Obligations – (continued)
Commercial Services – 0.0%
Ecolab, Inc.
133,000	5.500		12/08/41	163,175
231,000	3.950	(a)	12/01/47	235,950

				399,125

Computers(a) – 1.1%
Apple, Inc.
1,925,000	2.750		01/13/25	1,915,548
4,050,000	2.450		08/04/26	3,917,200
725,000	4.650		02/23/46	820,519
Dell International LLC/EMC Corp.(c)
1,625,000	5.450		06/15/23	1,731,454
1,100,000	6.020		06/15/26	1,181,609
450,000	8.350		07/15/46	545,094
Hewlett Packard Enterprise Co.
1,782,000	4.900		10/15/25	1,895,086
410,000	6.350		10/15/45	429,910

				12,436,420

Diversified Financial Services – 1.0%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust
2,075,000	4.625		07/01/22	2,144,741
1,450,000	3.300	(a)	01/23/23	1,426,220
900,000	4.875	(a)	01/16/24	935,532
American Express Co.(a)
700,000	3.625		12/05/24	718,543
GE Capital International Funding Co.
2,900,000	3.373		11/15/25	2,820,134
Huarong Finance II Co. Ltd.
210,000	5.000		11/19/25	219,228
Nuveen LLC(a)(c)
950,000	4.000		11/01/28	1,013,422
TD Ameritrade Holding Corp.(a)
1,950,000	2.950		04/01/22	1,966,575

				11,244,395

Electrical – 1.4%
Alliant Energy Finance LLC(a)(c)
825,000	3.750		06/15/23	839,966
225,000	4.250		06/15/28	230,445
Arizona Public Service Co.(a)
1,175,000	2.950		09/15/27	1,149,291
Berkshire Hathaway Energy Co.(a)
400,000	3.250		04/15/28	397,808
Duke Energy Corp.(a)
2,100,000	3.150		08/15/27	2,065,434
Emera US Finance LP(a)
950,000	2.700		06/15/21	941,745
Enel Finance International NV(c)
1,375,000	2.875		05/25/22	1,351,652
Entergy Corp.(a)
1,025,000	2.950		09/01/26	985,292
Exelon Corp.(a)
1,125,000	3.497		06/01/22	1,137,105
Florida Power & Light Co.(a)
1,532,000	4.125		02/01/42	1,626,478

The accompanying notes are an integral part of these financial statements.	53

GOLDMAN SACHS CORE FIXED INCOME FUND

Schedule of Investments (continued)

March 31, 2019

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Electrical – (continued)
Sempra Energy(a)(b) (3M USD LIBOR + 0.500%)
$1,900,000	3.287%		01/15/21	$1,884,420
Southern California Edison Co.(a)
1,075,000	4.200		03/01/29	1,093,060
The Southern Co.(a)
1,730,000	3.250		07/01/26	1,697,372

				15,400,068

Engineering & Construction(a) – 0.2%
Mexico City Airport Trust
400,000	4.250		10/31/26	384,600
440,000	3.875	(c)	04/30/28	397,727
200,000	5.500	(c)	10/31/46	184,520
420,000	5.500		07/31/47	386,459
340,000	5.500	(c)	07/31/47	312,847

				1,666,153

Food & Drug Retailing – 0.6%
Kraft Heinz Foods Co.(a)
250,000	5.200		07/15/45	241,145
Mars, Inc.(a)(c)
525,000	2.700		04/01/25	523,016
925,000	3.200		04/01/30	924,371
Smithfield Foods, Inc.(c)
1,200,000	2.700		01/31/20	1,192,740
2,350,000	2.650	(a)	10/03/21	2,266,034
Tyson Foods, Inc.(a)
1,250,000	3.900		09/28/23	1,286,613

				6,433,919

Gas(a) – 0.4%
NiSource, Inc.
1,275,000	3.650		06/15/23	1,300,959
2,500,000	3.490		05/15/27	2,491,775

				3,792,734

Hand/Machine Tools(a) – 0.1%
Stanley Black & Decker, Inc.
1,400,000	4.250		11/15/28	1,507,128

Healthcare Providers & Services – 0.9%
Aetna, Inc.(a)
750,000	2.800		06/15/23	737,415
Becton Dickinson & Co.(a)
2,575,000	2.894		06/06/22	2,560,271
2,475,000	3.363		06/06/24	2,477,698
(3M USD LIBOR + 0.875%)
1,669,000	3.476	(b)	12/29/20	1,669,067
Stryker Corp.(a)
575,000	2.625		03/15/21	573,367
475,000	3.375		11/01/25	483,768
Thermo Fisher Scientific, Inc.(a)
450,000	3.000		04/15/23	450,360
UnitedHealth Group, Inc.
650,000	4.625		07/15/35	728,299

				9,680,245

Corporate Obligations – (continued)
Insurance – 1.2%
AIA Group Ltd.(a)(c)
875,000	3.900		04/06/28	903,184
American International Group, Inc.(a)
2,375,000	3.900		04/01/26	2,387,516
750,000	4.200		04/01/28	760,852
Arch Capital Finance LLC(a)
1,200,000	4.011		12/15/26	1,245,732
Arch Capital Group Ltd.
1,125,000	7.350		05/01/34	1,512,574
Great-West Lifeco Finance 2018 LP(a)(c)
1,125,000	4.047		05/17/28	1,182,881
Marsh & McLennan Cos., Inc.(a)
1,325,000	4.375		03/15/29	1,404,195
MetLife, Inc.
250,000	4.050		03/01/45	249,478
Prudential Financial, Inc.(a)
1,825,000	3.878		03/27/28	1,919,287
Swiss Re Finance Luxembourg SA(a)(b)(c) (5 year CMT + 3.582%)
800,000	5.000		04/02/49	808,680
Teachers Insurance & Annuity Association of America(c)
560,000	4.900		09/15/44	626,013

				13,000,392

Internet(a) – 0.5%
Amazon.com, Inc.
2,300,000	5.200		12/03/25	2,615,054
1,300,000	4.800		12/05/34	1,510,925
700,000	3.875		08/22/37	728,574
Expedia Group, Inc.
825,000	3.800		02/15/28	796,760

				5,651,313

Media – 1.8%
Charter Communications Operating LLC/Charter Communications Operating Capital(a)
2,300,000	4.464		07/23/22	2,380,500
1,750,000	4.500		02/01/24	1,820,805
2,350,000	4.908		07/23/25	2,476,171
Comcast Corp.(a)
4,100,000	3.700		04/15/24	4,236,940
1,173,000	3.300		02/01/27	1,170,853
1,550,000	3.150		02/15/28	1,519,419
1,775,000	4.150		10/15/28	1,871,311
1,325,000	4.250		10/15/30	1,407,985
Fox Corp.(a)(c)
700,000	4.030		01/25/24	726,565
600,000	4.709		01/25/29	642,582
The Walt Disney Co.(c)
500,000	6.150		03/01/37	650,760
Time Warner Cable LLC(a)
275,000	5.875		11/15/40	285,632

				19,189,523

Mining(c) – 0.2%
Glencore Funding LLC
1,300,000	4.125	(a)	03/12/24	1,313,013
1,181,000	4.625		04/29/24	1,219,808

				2,532,821

54	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE FIXED INCOME FUND

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Miscellaneous Manufacturing – 0.1%
General Electric Co.
$225,000	2.700%		10/09/22	$220,793
625,000	3.100		01/09/23	620,931

				841,724

Oil Field Services – 2.6%
Anadarko Petroleum Corp.
475,000	5.550	(a)	03/15/26	518,520
775,000	6.450		09/15/36	892,691
BP Capital Markets America, Inc.(a)
1,775,000	3.224		04/14/24	1,798,998
1,300,000	4.234		11/06/28	1,391,962
Cenovus Energy, Inc.(a)
1,025,000	4.250		04/15/27	1,008,241
Concho Resources, Inc.(a)
1,050,000	4.300		08/15/28	1,084,282
Continental Resources, Inc.(a)
4,650,000	4.500		04/15/23	4,806,937
275,000	4.375		01/15/28	282,862
Devon Energy Corp.(a)
514,000	5.850		12/15/25	583,529
355,000	5.600		07/15/41	392,389
Dolphin Energy Ltd. LLC(c)
75,864	5.888		06/15/19	75,580
Gazprom OAO Via Gaz Capital SA(c)
990,000	5.150		02/11/26	1,003,984
Halliburton Co.(a)
1,600,000	3.250		11/15/21	1,618,240
Marathon Oil Corp.(a)
1,775,000	4.400		07/15/27	1,827,096
Marathon Petroleum Corp.(a)
850,000	3.625		09/15/24	857,786
700,000	3.800	(c)	04/01/28	693,189
Newfield Exploration Co.
1,649,000	5.625		07/01/24	1,801,532
Petroleos Mexicanos
628,000	6.375		02/04/21	648,096
EUR 1,250,000	5.125		03/15/23	1,528,630
$220,000	6.500		03/13/27	220,266
86,000	6.375		01/23/45	75,964
20,000	6.750		09/21/47	18,451
80,000	6.350		02/12/48	70,532
Phillips 66(a)
1,600,000	3.900		03/15/28	1,632,608
Pioneer Natural Resources Co.(a)
295,000	3.950		07/15/22	303,599
Reliance Industries Ltd.
250,000	4.125		01/28/25	253,714
450,000	3.667	(c)	11/30/27	438,046
Valero Energy Corp.
950,000	3.650		03/15/25	963,490
825,000	4.350	(a)	06/01/28	857,068

				27,648,282

Corporate Obligations – (continued)
Pharmaceuticals – 2.1%
AbbVie, Inc.
2,325,000	3.375		11/14/21	2,355,248
1,575,000	3.750	(a)	11/14/23	1,616,533
Bayer US Finance II LLC(a)(c)
850,000	3.875		12/15/23	856,622
2,125,000	4.250		12/15/25	2,149,522
Cigna Corp.(a)(c)
4,775,000	3.750		07/15/23	4,893,372
CVS Health Corp.(a)
1,100,000	4.125		05/15/21	1,123,463
2,100,000	3.500		07/20/22	2,128,203
2,450,000	3.875		07/20/25	2,480,674
1,400,000	4.780		03/25/38	1,387,232
300,000	5.125		07/20/45	304,776
575,000	5.050		03/25/48	579,290
Elanco Animal Health, Inc.(c)
1,675,000	3.912		08/27/21	1,702,095
650,000	4.272	(a)	08/28/23	669,621
Teva Pharmaceutical Finance Netherlands III B.V.
920,000	2.800		07/21/23	822,719

				23,069,370

Pipelines – 3.0%
Abu Dhabi Crude Oil Pipeline LLC(c)
1,190,000	4.600		11/02/47	1,225,700
Columbia Pipeline Group, Inc.(a)
925,000	3.300		06/01/20	928,839
Energy Transfer Operating LP(a)
1,375,000	4.650		06/01/21	1,416,456
775,000	5.200		02/01/22	814,556
1,950,000	4.200		09/15/23	2,016,768
400,000	4.950		06/15/28	419,812
1,225,000	5.250		04/15/29	1,315,809
675,000	5.300		04/15/47	665,354
Enterprise Products Operating LLC(a)
215,000	3.350		03/15/23	218,175
85,000	3.750		02/15/25	87,805
(3M USD LIBOR + 2.778%)
1,350,000	5.404	(b)	06/01/67	1,246,144
EQM Midstream Partners LP(a)
3,625,000	4.750		07/15/23	3,696,739
Kinder Morgan Energy Partners LP(a)
4,500,000	3.450		02/15/23	4,553,100
MPLX LP(a)
575,000	4.800		02/15/29	605,619
700,000	4.500		04/15/38	665,756
925,000	5.500		02/15/49	988,779
ONEOK, Inc.(a)
2,000,000	4.550		07/15/28	2,071,380
Plains All American Pipeline LP/PAA Finance Corp.(a)
525,000	3.650		06/01/22	529,074
1,100,000	3.850		10/15/23	1,111,660
650,000	4.500		12/15/26	668,200
Sabine Pass Liquefaction LLC(a)
1,475,000	6.250		03/15/22	1,593,885
1,650,000	5.625		03/01/25	1,815,000

The accompanying notes are an integral part of these financial statements.	55

GOLDMAN SACHS CORE FIXED INCOME FUND

Schedule of Investments (continued)

March 31, 2019

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Pipelines – (continued)
The Williams Cos., Inc.(a)
$785,000	3.600%		03/15/22	$796,320
1,400,000	3.900		01/15/25	1,430,744
800,000	4.000		09/15/25	822,480
Western Midstream Operating LP(a)
900,000	3.950		06/01/25	887,625

				32,591,779

Real Estate Investment Trust(a) – 2.0%
Alexandria Real Estate Equities, Inc.
750,000	3.800		04/15/26	760,815
American Campus Communities Operating Partnership LP
2,575,000	3.750		04/15/23	2,612,492
American Homes 4 Rent LP
1,851,000	4.900		02/15/29	1,918,080
American Tower Corp.
2,100,000	3.375		05/15/24	2,114,805
Crown Castle International Corp.
2,150,000	3.150		07/15/23	2,148,710
CubeSmart LP
1,500,000	4.000		11/15/25	1,516,545
Digital Realty Trust LP
1,525,000	2.750		02/01/23	1,491,419
Healthcare Trust of America Holdings LP
2,275,000	3.700		04/15/23	2,291,198
Kilroy Realty LP
1,500,000	3.800		01/15/23	1,526,115
1,025,000	4.750		12/15/28	1,089,739
National Retail Properties, Inc.
1,150,000	4.000		11/15/25	1,177,175
Ventas Realty LP
975,000	3.500		02/01/25	976,394
VEREIT Operating Partnership LP
1,675,000	4.625		11/01/25	1,732,050
675,000	3.950		08/15/27	665,213

				22,020,750

Retailing(a) – 0.6%
Dollar Tree, Inc.
975,000	4.000		05/15/25	987,022
899,000	4.200		05/15/28	895,269
Starbucks Corp.
1,850,000	3.800		08/15/25	1,907,498
The Home Depot, Inc.
1,250,000	3.900		12/06/28	1,329,387
Walmart, Inc.
800,000	4.050		06/29/48	854,752

				5,973,928

Semiconductors – 1.6%
Broadcom Corp./Broadcom Cayman Finance Ltd.(a)
1,725,000	3.000		01/15/22	1,717,427
775,000	2.650		01/15/23	753,564
2,800,000	3.625		01/15/24	2,794,232
975,000	3.125		01/15/25	932,519

Corporate Obligations – (continued)
Semiconductors – (continued)
Broadcom, Inc.(c)
2,675,000	3.125		10/15/22	2,662,775
1,950,000	3.625	(a)	10/15/24	1,934,751
1,550,000	4.250	(a)	04/15/26	1,538,545
Microchip Technology, Inc.(c)
1,025,000	3.922		06/01/21	1,033,984
Micron Technology, Inc.(a)
1,225,000	4.975		02/06/26	1,249,500
NXP B.V./NXP Funding LLC(c)
1,975,000	4.125		06/01/21	2,012,209
NXP B.V./NXP Funding LLC(c)
725,000	4.125		06/15/20	734,063
225,000	4.625		06/01/23	234,000

				17,597,569

Software(a) – 0.2%
Fiserv, Inc.
700,000	3.800		10/01/23	717,647
1,075,000	4.200		10/01/28	1,106,885

				1,824,532

Telecommunication Services – 2.8%
AT&T, Inc.
2,875,000	3.800		03/15/22	2,949,951
2,400,000	3.000	(a)	06/30/22	2,405,544
3,779,000	3.600	(a)	02/17/23	3,850,536
3,100,000	3.400	(a)	05/15/25	3,075,975
100,000	4.125	(a)	02/17/26	102,248
1,975,000	4.250	(a)	03/01/27	2,030,359
100,000	5.450	(a)	03/01/47	106,934
Telefonica Emisiones SA
1,375,000	4.570		04/27/23	1,456,758
Verizon Communications, Inc.
5,066,000	4.329		09/21/28	5,366,971
625,000	3.875	(a)	02/08/29	641,169
3,351,000	4.016	(a)(c)	12/03/29	3,463,024
500,000	5.250		03/16/37	563,900
25,000	4.125		08/15/46	24,272
50,000	4.862		08/21/46	53,392
693,000	5.012		04/15/49	755,682
Vodafone Group PLC
2,925,000	3.750		01/16/24	2,955,332

				29,802,047

Transportation(a) – 0.1%
Burlington Northern Santa Fe LLC
800,000	4.050		06/15/48	824,480

Trucking & Leasing(c) – 0.2%
Penske Truck Leasing Co. LP/PTL Finance Corp.
1,225,000	3.375	(a)	02/01/22	1,230,439
1,425,000	4.250		01/17/23	1,472,111

				2,702,550

TOTAL CORPORATE OBLIGATIONS
(Cost $411,034,284)				$419,216,777

56	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE FIXED INCOME FUND

Principal Amount		Interest Rate	Maturity Date	Value

Mortgage-Backed Obligations – 32.7%
Collateralized Mortgage Obligations – 2.4%
Interest Only(b)(d)(e) – 0.0%
	CS First Boston Mortgage Securities Corp. Series 2003-AR20, Class 2X (1 Year CMT + 2.912%)
	$49,891	0.000%	08/25/33	$—
	CS First Boston Mortgage-Backed Pass-Through Certificates Series 2003-AR18, Class 2X (1 Year CMT + 2.999%)
	139,683	0.000	07/25/33	—

				—

Inverse Floaters(b) – 0.0%
	GNMA REMIC Series 2002-13, Class SB (-1x1M LIBOR + 37.567%)
	36,993	25.987	02/16/32	50,451

Sequential Fixed Rate – 0.5%
	FHLMC REMIC Series 2755, Class ZA
	487,141	5.000	02/15/34	526,801
	FHLMC REMIC Series 4273, Class PD
	1,064,555	6.500	11/15/43	1,222,817
	FNMA REMIC Series 2003-134, Class ME
	187	4.500	06/25/33	187
	FNMA REMIC Series 2011-52, Class GB
	1,041,933	5.000	06/25/41	1,128,788
	FNMA REMIC Series 2011-99, Class DB
	1,038,326	5.000	10/25/41	1,123,482
	FNMA REMIC Series 2012-111, Class B
	165,265	7.000	10/25/42	188,910
	FNMA REMIC Series 2012-153, Class B
	585,178	7.000	07/25/42	672,107

				4,863,092

Sequential Floating Rate(b) – 1.9%
	Harben Finance PLC Series 2017-1X, Class A (3M GBP LIBOR + 0.800%)
GBP	1,991,338	1.689	08/20/56	2,591,950
	HarborView Mortgage Loan Trust Series 2005-16, Class 2A1A (1M USD LIBOR + 0.480%)
	$319,019	2.961	01/19/36	287,297
	Impac CMB Trust Series 2004-08, Class 1A (1M USD LIBOR + 0.720%)
	191,264	3.210	10/25/34	185,588
	London Wall Mortgage Capital PLC Series 2017-FL1, Class A (3M GBP LIBOR + 0.850%)
GBP	2,822,037	1.737	11/15/49	3,669,122
	Master Adjustable Rate Mortgages Trust Series 2006-OA2, Class 4A1A (12M MTA + 0.850%)
	$755,375	3.182	12/25/46	1,124,699
	Ripon Mortgages PLC Series 1X, Class A1 (3M GBP LIBOR + 0.800%)
GBP	467,904	1.689	08/20/56	607,147
	Ripon Mortgages PLC Series 1X, Class A2 (3M GBP LIBOR + 0.800%)
	4,913,239	1.689	08/20/56	6,371,826
	Sequoia Mortgage Trust Series 2003-4, Class 1A2 (6M USD LIBOR + 0.660%)
	$449,560	3.513	07/20/33	432,374

Mortgage-Backed Obligations – (continued)
Sequential Floating Rate(b) – (continued)
	Station Place Securitization Trust Series 2015-2, Class A(c) (1M USD LIBOR + 0.550%)
	1,800,000	3.044	07/15/19	1,800,000
	Warwick Finance Residential Mortgages No. One PLC Series 1, Class A (3M GBP LIBOR + 1.000%)
GBP	3,025,680	1.910	09/21/49	3,947,353
	Washington Mutual Mortgage Pass-Through Certificates Trust Series 2002-AR19, Class A7 (1 Year CMT + 2.592%)
	$23,953	4.485	02/25/33	24,399

				21,041,755

	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS			$25,955,298

Commercial Mortgage-Backed Securities(b)(c) – 0.6%
Sequential Floating Rate – 0.6%
	Exantas Capital Corp. Ltd. Series 2018-RSO6, Class A (1M LIBOR + 0.830%)
	$4,300,000	3.314%	06/15/35	$4,283,920
	Bancorp Commercial Mortgage Trust Series 2018-CRE4, Class A (1M LIBOR + 0.900%)
	2,180,664	3.384	09/15/35	2,168,614

	TOTAL COMMERCIAL MORTGAGE- BACKED SECURITIES			$6,452,534

Federal Agencies – 29.7%
Adjustable Rate FNMA(b) – 0.3%
	(1 Year CMT + 2.220%)
	$4,169	4.370%	06/01/33	$4,346
	(12M USD LIBOR + 1.233%)
	162,260	4.102	06/01/35	166,929
	(12M USD LIBOR + 1.562%)
	1,119,969	4.247	09/01/34	1,164,142
	(12M USD LIBOR + 1.660%)
	632,744	4.346	07/01/34	659,841
	(12M USD LIBOR + 1.739%)
	1,142,398	4.313	05/01/35	1,194,435

				3,189,693

FHLMC – 0.5%
	405	5.000	06/01/19	405
	35,585	5.000	05/01/23	37,655
	108,479	4.500	10/01/23	113,214
	39,733	5.500	10/01/25	42,575
	10,312	7.500	12/01/30	10,630
	11,765	7.500	01/01/31	12,506
	11,862	5.000	10/01/33	12,759
	2,358	5.000	04/01/35	2,535
	17,820	5.000	07/01/35	19,162
	96,216	5.000	12/01/35	104,073
	197,772	5.000	01/01/38	213,176
	472,797	5.000	01/01/39	510,688
	149,210	5.000	06/01/39	161,041
	22,357	4.000	06/01/40	23,268
	13,966	5.000	08/01/40	15,066
	3,836	4.500	11/01/40	4,053
	200,260	4.000	02/01/41	208,388

The accompanying notes are an integral part of these financial statements.	57

GOLDMAN SACHS CORE FIXED INCOME FUND

Schedule of Investments (continued)

March 31, 2019

Principal Amount	Interest Rate	Maturity Date		Value

Mortgage-Backed Obligations – (continued)
FHLMC – (continued)
$2,340	5.000%	04/01/41		$2,529
13,225	5.000	06/01/41		14,242
14,155	4.000	11/01/41		14,739
3,882,152	4.500	08/01/48		4,144,000

				5,666,704

FNMA – 13.1%
40,311	5.500	09/01/23		41,624
13,643	5.500	10/01/23		14,100
120,601	5.000	02/01/24		123,776
30,480	7.000	08/01/27		33,658
1,098	6.500	09/01/27		1,201
124,587	7.000	03/01/28		138,583
1,677	6.500	05/01/28		1,849
16,499	8.000	02/01/31		18,717
48,364	7.000	03/01/31		50,683
27,099	4.500	04/01/39		28,851
9,013	4.500	05/01/39		9,596
7,051	4.500	07/01/39		7,507
37,644	4.500	08/01/39		40,077
366,543	4.500	12/01/39		390,238
805,581	4.500	05/01/41		852,193
118,267	4.500	08/01/41		125,302
27,808	3.000	11/01/42		27,875
624,177	3.000	12/01/42		625,579
875,920	3.000	01/01/43		878,606
131,770	3.000	02/01/43		132,174
906,422	3.000	03/01/43		909,200
1,549,019	3.000	04/01/43		1,553,766
1,108,556	3.000	05/01/43		1,111,953
103,743	3.000	06/01/43		104,060
964,636	3.000	07/01/43		967,592
1,036,135	5.000	05/01/44		1,115,796
3,533,575	4.500	04/01/45		3,770,835
397,160	4.500	05/01/45		423,952
1,558,318	4.500	06/01/45		1,635,679
234,335	4.000	03/01/46		242,163
161,427	4.000	06/01/46		166,825
39,614	4.000	08/01/46		40,938
259,054	4.000	10/01/46		267,717
501,176	4.000	06/01/47		522,655
6,085,713	4.500	07/01/47		6,427,772
1,375,378	4.500	11/01/47		1,452,683
572,223	4.000	12/01/47		597,820
2,308,813	4.000	01/01/48		2,412,091
6,040,449	4.000	02/01/48		6,301,752
4,738,167	4.000	03/01/48		4,941,538
945,774	4.000	05/01/48		985,715
3,822,372	4.000	06/01/48		3,990,966
4,823,532	4.000	07/01/48		5,027,832
1,946,421	4.500	09/01/48		2,073,006
1,000,000	5.000	TBA-30yr	(f)	1,057,267
87,000,000	4.500	TBA-30yr	(f)	90,627,037

				142,270,799

Mortgage-Backed Obligations – (continued)
GNMA – 15.8%
8,014	6.000	11/15/38		9,046
117,475	5.000	07/15/40		126,058
90,192	5.000	01/15/41		96,782
8,201	4.000	02/20/41		8,564
12,538	4.000	11/20/41		13,089
2,071	4.000	01/20/42		2,162
6,643	4.000	04/20/42		6,934
3,703	4.000	10/20/42		3,862
68,101	4.000	08/20/43		70,945
11,618,846	4.000	10/20/43		12,103,950
7,032	4.000	03/20/44		7,318
8,540	4.000	05/20/44		8,881
588,843	4.000	11/20/44		612,324
38,859	4.000	05/20/45		40,335
5,689,362	4.000	07/20/45		5,905,567
1,291,844	4.000	08/20/45		1,340,937
98,292	4.000	10/20/45		102,027
907,737	4.500	02/20/48		946,192
2,771,862	4.500	04/20/48		2,885,966
988,420	5.000	09/20/48		1,033,552
17,624,627	4.500	10/20/48		18,319,855
1,974,570	4.500	11/20/48		2,054,002
4,510,940	5.000	11/20/48		4,716,912
21,853,026	4.500	12/20/48		22,749,194
991,888	5.000	12/20/48		1,037,178
6,973,571	4.500	01/20/49		7,262,819
11,424,040	5.000	01/20/49		11,945,669
1,995,179	5.000	02/20/49		2,093,123
69,000,000	4.500	TBA-30yr	(f)	71,647,185
4,000,000	5.000	TBA-30yr	(f)	4,178,438

				171,328,866

TOTAL FEDERAL AGENCIES				$322,456,062

TOTAL MORTGAGE-BACKED OBLIGATIONS
(Cost $353,433,309)				$354,863,894

Agency Debentures – 5.5%
FHLB
$6,800,000	2.125%	06/09/23		$6,744,868
3,500,000	3.375	09/08/23		3,660,659
750,000	3.375	12/08/23		783,928
2,400,000	5.000	09/28/29		2,890,950
FNMA
3,700,000	1.875	09/24/26		3,538,051
4,200,000	6.250	05/15/29		5,526,066
Hashemite Kingdom of Jordan Government AID Bond(g)
7,400,000	2.503	10/30/20		7,419,536
Israel Government AID Bond(g)
7,827,000	5.500	09/18/23		8,848,658
1,200,000	5.500	12/04/23		1,358,784
2,400,000	5.500	04/26/24		2,751,336
4,700,000	5.500	09/18/33		6,126,309
Mexico Government International Bond
230,000	4.500	04/22/29		237,475

58	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE FIXED INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value

Agency Debentures – (continued)
NCUA Guaranteed Notes Series A4(g)
$3,500,000	3.000%	06/12/19	$3,501,971
Republic of Colombia(a)
350,000	4.500	03/15/29	370,125
470,000	5.200	05/15/49	503,605
Tennessee Valley Authority
5,400,000	3.875	02/15/21	5,546,556

TOTAL AGENCY DEBENTURES
(Cost $58,203,586)			$59,808,877

Asset-Backed Securities(b) – 9.5%
Collateralized Loan Obligations(c) – 3.9%
Catamaran CLO Ltd. Series 2013-1A, Class AR (3M USD LIBOR + 0.850%)
$5,000,000	3.359%	01/27/28	$4,960,580
Cutwater Ltd. Series 2014-1A, Class A1AR (3M USD LIBOR + 1.250%)
3,625,368	3.686	07/15/26	3,625,466
Halcyon Loan Advisors Funding Ltd. Series 2014-1A, Class A1R (3M USD LIBOR + 1.130%)
1,492,301	3.575	04/18/26	1,492,285
KREF Ltd. Series 2018-FL1, Class A (1M USD LIBOR + 1.100)
4,200,000	3.589	06/15/36	4,200,655
Madison Park Funding XXX Ltd. Series 2018-30A, Class A (3M USD LIBOR + 0.750%)
6,900,000	3.186	04/15/29	6,779,237
Orec Ltd. Series 2018-CRE1, Class A (1M USD LIBOR + 1.180%)
2,450,000	3.669	06/15/36	2,450,008
Palmer Square Loan Funding Ltd. Series 2017-1A, Class A1 (3M USD LIBOR + 0.740%)
3,223,113	3.176	10/15/25	3,209,425
Recette CLO Ltd. Series 2015-1A, Class AR (3M USD LIBOR + 0.920%)
7,000,000	3.389	10/20/27	6,964,706
TPG Real Estate Finance Issuer Ltd. Series 2018-FL2, Class A (1M USD LIBOR + 1.130%)
3,850,000	3.619	11/15/37	3,849,980
WhiteHorse VIII Ltd. Series 2014-1A, Class AR (3M USD LIBOR + 0.900%)
4,976,171	3.441	05/01/26	4,967,522

			42,499,864

Other(c) – 0.9%
Arbor Realty Commercial Real Estate Notes Ltd. Series 2018-FL1, Class A (1M USD LIBOR + 1.150%)
5,700,000	3.639	06/15/28	5,689,364
BSPRT Issuer Ltd. Series 2018 FL4, Class A (1M USD LIBOR + 1.050%)
3,100,000	3.539	09/15/35	3,090,341
Ready Capital Mortgage Financing LLC Series 2018-FL2, Class A (1M USD LIBOR + 0.850%)
1,484,250	3.340	06/25/35	1,481,325

			10,261,030

Asset-Backed Securities(b) – (continued)
Student Loan – 4.7%
Access Group, Inc. Series 2004-1, Class A2 (3M USD LIBOR + 0.210%)
2,673,863	3.032	09/26/33	2,609,632
Access Group, Inc. Series 2015-1, Class A(c) (1M USD LIBOR + 0.700%)
1,429,238	3.190	07/25/56	1,389,964
Chase Education Loan Trust Series 2007-A, Class A3 (3M USD LIBOR + 0.070%)
110,426	2.883	12/28/23	110,290
ECMC Group Student Loan Trust Series 2016-1A, Class A(c) (1M USD LIBOR + 1.350%)
3,342,199	3.840	07/26/66	3,373,568
Edsouth Indenture No. 9 LLC Series 2015-1, Class A(c) (1M USD LIBOR + 0.800%)
2,130,847	3.290	10/25/56	2,109,681
Education Loan Asset-Backed Trust I Series 2013-1, Class A2(c) (1M USD LIBOR + 0.800%)
8,200,000	3.290	04/26/32	8,217,998
Educational Funding of the South, Inc. Series 2011-1, Class A2 (3M USD LIBOR + 0.650%)
2,065,953	3.140	04/25/35	2,055,472
Higher Education Funding I Series 2014-1, Class A(c) (3M USD LIBOR + 1.050%)
4,091,055	3.739	05/25/34	4,120,059
Navient Student Loan Trust Series 2016-5A, Class A(c) (1M USD LIBOR + 1.250%)
7,351,974	3.740	06/25/65	7,450,343
Navient Student Loan Trust Series 2016-7A, Class A(c) (1M USD LIBOR + 1.150%)
3,635,359	3.640	03/25/66	3,666,995
Nelnet Student Loan Trust Series 2006-1, Class A5 (3M USD LIBOR + 0.110%)
1,325,394	2.763	08/23/27	1,323,588
Nelnet Student Loan Trust Series 2006-1, Class A6(c) (3M USD LIBOR + 0.450%)
5,200,000	3.103	08/23/36	5,090,757
Nelnet Student Loan Trust Series 2013-5A, Class A(c) (1M USD LIBOR + 0.630%)
492,994	3.120	01/25/37	490,466
North Carolina State Education Assistance Authority Series 2010-1, Class A1 (3M USD LIBOR + 0.900%)
1,687,153	3.390	07/25/41	1,683,655
PHEAA Student Loan Trust Series 2016-1A, Class A(c) (1M USD LIBOR + 1.150%)
3,482,242	3.640	09/25/65	3,537,789
Scholar Funding Trust Series 2010-A, Class A(c) (3M USD LIBOR + 0.750%)
1,180,849	3.259	10/28/41	1,170,117
SLC Student Loan Trust Series 2006-2, Class A5 (3M USD LIBOR + 0.100%)
1,645,004	2.888	09/15/26	1,643,096
SLM Student Loan Trust Series 2005-3, Class A5 (3M USD LIBOR + 0.090%)
611,575	2.580	10/25/24	610,291

			50,653,761

TOTAL ASSET-BACKED SECURITIES
(Cost $102,882,700)			$103,414,655

The accompanying notes are an integral part of these financial statements.	59

GOLDMAN SACHS CORE FIXED INCOME FUND

Schedule of Investments (continued)

March 31, 2019

Principal Amount		Interest Rate		Maturity Date	Value

Foreign Debt Obligations – 1.3%
Sovereign – 1.3%
	Abu Dhabi Government International Bond
	$460,000	2.500	% (c)	10/11/22	$455,400
	420,000	3.125	(c)	10/11/27	416,325
	240,000	4.125	(c)	10/11/47	241,800
	450,000	4.125		10/11/47	453,375
	Perusahaan Penerbit SBSN Indonesia III
	2,030,000	4.550		03/29/26	2,110,317
	Republic of Indonesia
	790,000	3.700	(c)	01/08/22	798,415
	200,000	5.875		01/15/24	220,557
EUR	280,000	2.150	(c)	07/18/24	329,042
	$420,000	4.125	(c)	01/15/25	430,221
	380,000	4.125		01/15/25	389,247
	1,380,000	4.350	(c)	01/08/27	1,425,340
	Republic of Kuwait
	4,120,000	3.500		03/20/27	4,196,385
	Republic of Qatar(c)
	210,000	3.875		04/23/23	216,037
	230,000	4.500		04/23/28	246,387
	2,210,000	5.103		04/23/48	2,421,044

	TOTAL FOREIGN DEBT OBLIGATIONS
	(Cost $13,770,247)				$14,349,892

Municipal Debt Obligations – 2.0%
California(a) – 0.5%
	California State GO Bonds Build America Taxable Series 2009
	$950,000	7.500%		04/01/34	1,371,467
	1,650,000	7.550		04/01/39	2,505,888
	California State GO Bonds Build America Taxable Series 2010
	1,645,000	7.950		03/01/36	1,723,516

					5,600,871

Illinois – 1.0%
	Chicago Illinois GO Bonds Prerefunded Taxable Series B(a)
	5,475,000	7.750		01/01/42	6,991,520
	Illinois State GO Bonds Build America Series 2010(a)
	160,000	6.630		02/01/35	173,653
	1,595,000	7.350		07/01/35	1,812,287
	Illinois State GO Bonds Taxable-Pension Series 2003
	1,170,000	5.100		06/01/33	1,149,665

					10,127,125

New Hampshire(a)(b) – 0.3%
	New Hampshire Higher Education Loan Corp. Series 2011-1, Class A3 (3M USD LIBOR + 0.850%)
	3,500,000	3.340		10/25/37	3,523,486

Ohio(a) – 0.2%
	American Municipal Power-Ohio, Inc. RB Build America Taxable Series 2010
	1,700,000	6.270		02/15/50	2,215,134

	TOTAL MUNICIPAL DEBT OBLIGATIONS
	(Cost $19,458,352)				$21,466,616

U.S. Treasury Obligations – 13.3%
	United States Treasury Bonds
	$3,670,000	2.750		11/15/42	$3,658,869
	8,270,000	3.750		11/15/43	9,714,194
	31,750,000	3.000	(h)	11/15/44	33,006,600
	3,810,000	2.875		11/15/46	3,866,948
	1,190,000	3.000		05/15/47	1,236,193
	11,300,000	2.750		11/15/47	11,163,242
	7,370,000	3.000		02/15/48	7,643,525
	United States Treasury Inflation Indexed Note
	7,750,948	0.750		07/15/28	7,931,699
	United States Treasury Note
	8,630,000	2.250		03/31/26	8,596,240
	United States Treasury Notes
	17,510,000	2.750		06/30/25	17,970,043
	2,800,000	3.000		09/30/25	2,917,260
	8,760,000	2.625		12/31/25	8,933,014
	4,570,000	2.250		02/15/27	4,538,628
	1,900,000	2.875		08/15/28	1,976,215
	United States Treasury Strip Coupon(e)
	3,200,000	0.000		02/15/36	2,023,000
	16,940,000	0.000		02/15/40	9,459,931
	8,440,000	0.000		11/15/40	4,593,866
	8,440,000	0.000		08/15/41	4,465,287

	TOTAL U.S. TREASURY OBLIGATIONS
	(Cost $138,128,577)				$143,694,754

Shares	Dividend Rate	Value

Investment Company(i) – 7.6%
Goldman Sachs Financial Square Government Fund – Institutional Shares
82,512,155	2.437%	$82,512,155
(Cost $82,512,155)

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT
(Cost $1,179,423,210)		$1,199,327,620

Principal Amount	Interest Rate	Maturity Date	Value

Short-term Investments(c)(e) – 1.3%
Commercial Paper – 1.3%
AT&T, Inc.
$5,000,000	0.000%	05/28/19	$4,976,250
Bell Canada, Inc.
5,000,000	0.000	04/22/19	4,990,993
VW Credit, Inc.
4,200,000	0.000	12/06/19	4,109,331

TOTAL SHORT-TERM INVESTMENTS
(Cost $14,074,540)			$14,076,574

TOTAL INVESTMENTS – 111.9%
(Cost $1,193,497,750)			$1,213,404,194

LIABILITIES IN EXCESS OF OTHER ASSETS – (11.9)%			(129,483,443)

NET ASSETS – 100.0%			$1,083,920,751

60	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE FIXED INCOME FUND

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.

(b)	Variable rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect on March 31, 2019.

(c)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(d)	Security with a notional or nominal principal amount. The actual effective yield of this security is different than the stated interest rate.

(e)	Issued with a zero coupon. Income is recognized through the accretion of discount.

(f)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total market value of TBA securities (excluding forward sales contracts, if any) amounts to $167,509,927, which represents approximately 15.5% of the Fund’s net assets as of March 31, 2019.

(g)	Guaranteed by the United States Government until maturity. Total market value for these securities amounts to $30,006,594, which represents approximately 2.8% of the Fund’s net assets as of March 31, 2019.

(h)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.

(i)	Represents an affiliated issuer.

Currency Abbreviations:
AUD	—Australian Dollar
CAD	—Canadian Dollar
CHF	—Swiss Franc
EUR	—Euro
GBP	—British Pound
JPY	—Japanese Yen
NOK	—Norwegian Krone
NZD	—New Zealand Dollar
SEK	—Swedish Krona
USD	—U.S. Dollar

Investment Abbreviations:
AUDOR	—Australian Dollar Offered Rate
BP	—British Pound Offered Rate
CDOR	—Canadian Dollar Offered Rate
CHFOR	—Swiss Franc Offered Rate
CLO	—Collateralized Loan Obligation
CMT	—Constant Maturity Treasury Indexes
EURO	—Euro Offered Rate
FHLB	—Federal Home Loan Bank
FHLMC	—Federal Home Loan Mortgage Corp.
FNMA	—Federal National Mortgage Association
GNMA	—Government National Mortgage Association
GO	—General Obligation
JYOR	—Japanese Yen Offered Rate
LIBOR	—London Interbank Offered Rate
LLC	—Limited Liability Company
LP	—Limited Partnership
MTA	—Monthly Treasury Average
NCUA	—National Credit Union Administration
NIBOR	—Norwegian Interbank Offered Rate
NZDOR	—New Zealand Dollar Offered Rate
PLC	—Public Limited Company
RB	—Revenue Bond
REMIC	—Real Estate Mortgage Investment Conduit
STIBOR	—Stockholm Interbank Offered Rate

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At March 31, 2019, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Gain
Barclays Bank PLC	JPY	1,110,552,443	USD	10,021,607	06/19/19	$61,570
	USD	2,042,071	JPY	223,858,363	06/19/19	9,567
BoA Securities LLC	AUD	7,372,696	USD	5,229,395	06/19/19	13,387
	EUR	666,406	GBP	574,328	06/19/19	1,594
	EUR	1,480,587	USD	1,671,253	06/19/19	881
	USD	1,637,365	JPY	180,054,802	06/19/19	2,571
Citibank NA	AUD	740,442	EUR	461,080	06/19/19	5,803
	CAD	24,827,134	USD	18,596,408	06/19/19	19,061
	CHF	360,187	USD	361,888	06/19/19	2,589
	EUR	1,149,291	SEK	11,993,422	06/19/19	205
	GBP	1,622,000	USD	2,106,088	04/12/19	7,777
	JPY	305,491,440	USD	2,761,906	06/19/19	11,779
	NOK	28,520,732	EUR	2,920,052	06/19/19	19,163
	USD	2,081,998	EUR	1,816,604	04/26/19	39,735
	USD	593,439	EUR	519,176	06/19/19	7,096

The accompanying notes are an integral part of these financial statements.	61

GOLDMAN SACHS CORE FIXED INCOME FUND

Schedule of Investments (continued)

March 31, 2019

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN (continued)

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Gain
Citibank NA (continued)	USD	365,381	GBP	275,626	06/19/19	$4,956
	USD	468,429	JPY	51,271,302	06/19/19	2,915
Deutsche Bank AG	EUR	738,233	JPY	91,635,415	06/19/19	1,743
	JPY	182,353,491	EUR	1,463,770	06/19/19	2,524
	USD	1,636,248	CAD	2,180,967	06/19/19	951
	USD	30,678,425	EUR	26,934,053	06/19/19	259,859
	USD	1,643,457	JPY	180,776,983	06/19/19	2,106
HSBC Bank PLC	USD	1,646,912	GBP	1,242,097	06/19/19	22,672
JPMorgan Securities, Inc.	AUD	506,888	USD	358,605	06/19/19	1,847
	CHF	457,485	USD	461,447	06/19/19	1,487
	JPY	40,006,444	USD	362,014	06/19/19	1,221
	NZD	1,104,883	EUR	663,881	06/19/19	3,818
	USD	597,614	AUD	837,678	06/19/19	1,934
	USD	818,292	NOK	7,000,609	06/19/19	4,115
State Street Bank (London)	CHF	686,620	USD	692,521	06/19/19	2,277
	NOK	2,353,051	EUR	242,141	06/19/19	195
	SEK	15,079,012	EUR	1,424,672	06/19/19	22,670
	USD	7,808,511	GBP	5,837,157	06/19/19	175,502
	USD	570,436	JPY	62,560,881	06/19/19	2,419
	USD	422,344	NOK	3,548,384	06/19/19	9,663
UBS AG (London)	NOK	7,213,721	EUR	738,649	06/19/19	4,753
	NOK	4,030,666	USD	468,214	06/19/19	556
	USD	866,309	EUR	764,687	06/19/19	2,693
	USD	3,285,193	JPY	359,027,213	06/19/19	25,432
	USD	784,976	NOK	6,739,173	06/19/19	1,204

TOTAL						$762,290

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Loss
Australia & New Zealand Banking Group	AUD	1,154,851	USD	824,719	06/19/19	$(3,496)
	NZD	1,195,086	USD	822,068	06/19/19	(6,958)
Barclays Bank PLC	EUR	720,194	USD	822,858	06/19/19	(9,491)
	GBP	4,413,671	EUR	5,121,824	06/19/19	(12,869)
	GBP	1,241,919	USD	1,631,856	06/19/19	(7,851)
	JPY	44,782,576	USD	406,920	06/19/19	(320)
BoA Securities LLC	USD	830,133	CAD	1,110,188	06/19/19	(2,290)
Citibank NA	AUD	1,147,417	USD	821,046	06/19/19	(5,109)
	EUR	719,542	NOK	7,001,363	06/19/19	(1,634)
	EUR	719,158	SEK	7,508,294	06/19/19	(253)
	GBP	342,249	CAD	605,474	06/19/19	(6,442)
	GBP	392,315	EUR	456,424	06/19/19	(2,459)
	GBP	1,013,452	USD	1,344,255	06/19/19	(19,007)
	NOK	3,068,737	USD	360,495	06/19/19	(3,598)
	NZD	3,009,018	USD	2,074,749	06/19/19	(22,447)
	SEK	6,172,028	USD	670,701	06/19/19	(2,844)
	USD	558,169	AUD	785,927	06/19/19	(710)
	USD	394,746	SEK	3,651,121	06/19/19	(331)
Deutsche Bank AG	AUD	1,155,123	USD	822,871	06/19/19	(1,455)
	EUR	731,817	AUD	1,168,695	06/19/19	(4,575)

62	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE FIXED INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS (continued)

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Loss
Deutsche Bank AG (continued)	EUR	719,477	USD	822,172	06/19/19	$(9,614)
	GBP	1,871,903	EUR	2,180,085	06/19/19	(14,316)
HSBC Bank PLC	EUR	2,917,653	GBP	2,523,838	06/19/19	(5,202)
JPMorgan Securities, Inc.	EUR	440,267	JPY	55,045,973	06/19/19	(2,561)
	EUR	723,395	NOK	7,058,068	06/19/19	(3,878)
	EUR	3,789,692	USD	4,308,591	06/19/19	(28,619)
	GBP	269,291	EUR	314,915	06/19/19	(3,515)
	GBP	318,925	USD	423,372	06/19/19	(6,326)
	NZD	2,992,198	USD	2,050,099	06/19/19	(9,268)
	USD	1,299,955	CAD	1,740,219	06/19/19	(4,867)
State Street Bank (London)	EUR	1,121,568	NOK	10,911,622	06/19/19	(2,364)
	EUR	371,622	USD	424,851	06/19/19	(5,152)
	GBP	623,002	EUR	723,194	06/19/19	(2,080)
	JPY	182,734,193	USD	1,662,476	06/19/19	(3,354)
	NZD	807,848	USD	552,999	06/19/19	(2,006)
	USD	19,428,511	GBP	15,067,730	04/12/19	(208,439)
	USD	1,178,381	NZD	1,728,485	06/19/19	(533)
UBS AG (London)	EUR	739,545	NOK	7,184,434	06/19/19	(334)
	EUR	1,763,926	SEK	18,536,302	06/19/19	(13,628)
	USD	3,711,786	CHF	3,693,005	06/19/19	(25,199)
Westpac Banking Corp.	EUR	730,024	AUD	1,161,052	06/19/19	(1,165)

TOTAL						$(466,559)

FORWARD SALES CONTRACTS — At March 31, 2019, the Fund had the following forward sales contracts:

Description	Interest Rate	Maturity Date(a)	Settlement Date	Principal Amount	Value
FNMA	3.000%	TBA-30yr	05/13/19	$(4,000,000)	$(3,977,915)
GNMA	4.000	TBA-30yr	05/21/19	(5,000,000)	(5,158,120)
GNMA	4.000	TBA-30yr	04/17/19	(14,000,000)	(14,455,312)

TOTAL (Proceeds Receivable: $23,403,477)					$(23,591,347)

(a)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned.

FUTURES CONTRACTS — At March 31, 2019, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
Eurodollars	(6)	06/17/19	$(1,461,825)	$8,165
Australian 10 Year Government Bonds	16	06/17/19	1,574,113	10,390
Australian 3 Year Government Bonds	19	06/17/19	1,533,139	2,014
Ultra Long U.S. Treasury Bonds	34	06/19/19	5,712,000	113,631
Ultra 10 Year U.S. Treasury Notes	84	06/19/19	11,153,625	143,497
2 Year U.S. Treasury Notes	456	06/28/19	97,170,750	249,982
5 Year U.S. Treasury Notes	577	06/28/19	66,832,828	493,504

The accompanying notes are an integral part of these financial statements.	63

GOLDMAN SACHS CORE FIXED INCOME FUND

Schedule of Investments (continued)

March 31, 2019

ADDITIONAL INVESTMENT INFORMATION (continued)

FUTURES CONTRACTS (continued)

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts: (continued)
10 Year German Euro-Bund	17	06/06/19	$3,172,063	$68,243
20 Year U.S. Treasury Bonds	139	06/19/19	20,802,219	410,489

Total				$1,499,915
Short position contracts:
Eurodollars	(21)	09/16/19	$(5,120,850)	$(17,899)
Eurodollars	(240)	12/16/19	(58,542,000)	(196,127)
Canada 10 Year Government Bonds	(28)	06/19/19	(2,913,249)	(61,709)
French 10 Year Government Bonds	(17)	06/06/19	(3,102,077)	(84,337)
5 Year German Euro-Bobl	(26)	06/06/19	(3,883,095)	(7,870)
10 Year U.K. Long Gilt	(21)	06/26/19	(3,538,456)	(40,684)
10 Year U.S. Treasury Notes	(13)	06/19/19	(1,614,844)	(14)

Total				$(408,640)

TOTAL FUTURES CONTRACTS				$1,091,275

SWAP CONTRACTS — At March 31, 2019, the Fund had the following swap contracts:

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

Payments Made by the Fund	Payments Received by Fund (%)	Termination Date	Notional Amount (000s)			Market Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)
3M NZDOR(a)	1.750(b)	06/19/21	NZD	53,640	(c)	$108,677	$(61,791)	$170,468
3.000(b)	3M LIBOR(a)	06/19/21		$23,260	(c)	(302,411)	(196,814)	(105,597)
2.500(b)	3M CDOR	06/19/21	CAD	11,770	(c)	(105,620)	(91,285)	(14,335)
6M EURO(b)	0.250(d)	06/19/23	EUR	11,400	(c)	149,182	78,822	70,360
0.500(d)	3M STIBOR(a)	06/19/23	SEK	80,850	(c)	(66,955)	(32,831)	(34,124)
1.100(d)	6M GBP	08/01/23	GBP	1,140		(24,107)	(10,279)	(13,828)
2.218(b)	3M LIBOR(a)	08/31/23		$21,990	(c)	35,422	(1,514)	36,936
6M EURO(b)	0.500(d)	06/19/24	EUR	32,720	(c)	844,408	554,003	290,405
6M AUDOR(b)	2.500	06/19/24	AUD	14,360	(c)	389,985	387,243	2,742
3.000(b)	3M LIBOR(a)	06/19/24		$4,780	(c)	(164,476)	(185,382)	20,906
0.500(d)	3M STIBOR(a)	06/19/24	SEK	257,550	(c)	(130,259)	43,321	(173,580)
2.500(b)	3M CDOR	06/19/24	CAD	6,380	(c)	(136,131)	(154,902)	18,771
6M JYOR(b)	0.500	03/22/28	JPY	763,700	(c)	122,552	116,327	6,225
1.900(b)	6M GBP	08/03/28	GBP	4,720	(c)	(169,555)	(9,429)	(160,126)
6M CHFOR(b)	1.050(d)	08/07/28	CHF	7,460	(c)	272,113	(4,842)	276,955
6M EURO(b)	1.450(d)	01/15/29	EUR	6,240	(c)	191,287	(20,871)	212,158
0.350(b)	6M JYOR	01/16/29	JPY	1,425,010	(c)	(87,571)	(207,237)	119,666
6M EURO(b)	1.200(d)	02/12/29	EUR	8,740	(c)	139,265	19,091	120,174
3M LIBOR(a)	2.800(b)	02/12/29		$9,170	(c)	103,313	(1,803)	105,116
1.500(b)	6M GBP	02/12/29	GBP	13,250	(c)	(127,647)	25,607	(153,254)
6M EURO(b)	1.200(d)	02/21/29	EUR	3,220	(c)	50,438	393	50,045
2.300(d)	6M NIBOR(b)	02/21/29	NOK	34,830	(c)	(29,862)	1,914	(31,776)
3M LIBOR(a)	2.500(b)	03/29/29		$8,330	(c)	(15,642)	637	(16,279)
1.000(d)	6M EURO(b)	03/29/29	EUR	8,200	(c)	(29,286)	(40,836)	11,550
6M EURO(b)	1.000(d)	06/19/29		3,040	(c)	167,940	94,070	73,870
3M LIBOR(a)	3.000(b)	06/19/29		$14,820	(c)	288,408	84,399	204,009
3.250(b)	3M NZDOR(a)	06/19/29	NZD	3,570	(c)	(65,250)	(25,136)	(40,114)
1.000(d)	3M STIBOR(a)	06/19/29	SEK	16,710	(c)	(23,008)	9,909	(32,917)

64	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE FIXED INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS (continued)

Payments Made by the Fund	Payments Received by Fund (%)	Termination Date	Notional Amount (000s)			Market Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)
3.000(b)	6M AUDOR	06/19/29	AUD	5,330	(c)	$(97,037)	$(41,563)	$(55,474)
3.000(b)	3M CDOR	06/19/29	CAD	2,510	(c)	(59,026)	(45,174)	(13,852)
1.000(d)	6M CHFOR(b)	06/19/29	CHF	1,670	(c)	(43,876)	(30,014)	(13,862)
1.500(d)	6M EURO(b)	06/19/29	EUR	10,510	(c)	(303,306)	(152,025)	(151,281)
3M LIBOR(a)	3.000(b)	06/20/39		$4,430	(c)	74,737	(3,135)	77,872
1.750(d)	6M EURO(b)	06/20/39	EUR	1,500	(c)	(29,750)	(29,088)	(662)
3M LIBOR(a)	2.750(b)	06/15/49		$2,910	(c)	19,555	(18,343)	37,898
1.000(b)	6M JYOR	06/15/49	JPY	214,130	(c)	(31,761)	(22,238)	(9,523)

TOTAL						$914,746	$29,204	$885,542

(a)	Payments made quarterly.
(b)	Payments made semi-annually.
(c)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to March 31, 2019.
(d)	Payments made annually.

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS

Referenced Obligation/Index	Financing Rate Received/(Paid) by the Fund(a)	Credit Spread at March 31, 2019(b)	Termination Date	Notional Amount (000s)		Value	Upfront Premiums (Received) Paid	Unrealized Appreciation/ (Depreciation)
Protection Purchased:
iTraxx Europe Index Series 31	(1.000)%	0.650%	06/20/24	EUR	36,725	$(758,898)	$(670,157)	$(88,741)
Protection Sold:
Boeing Co., 8.750%, 08/15/21	1.000	0.513	06/20/24		$1,225	29,684	27,782	1,902
CDX.NA.IG Index 32	1.000	0.635	06/20/24		44,100	796,251	672,957	123,294

TOTAL						$67,037	$30,582	$36,455

(a)	Payments made quarterly.
(b)	Credit spread on the referenced obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund or its counterparty to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

PURCHASED OPTIONS CONTRACTS — At March 31, 2019, the Fund had the following purchased options:

EXCHANGE TRADED OPTIONS ON FUTURES

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Portfolio	Unrealized Appreciation/ (Depreciation)
Purchased option contracts
Puts
Eurodollar Futures	$97.75	06/15/2020	296	$740,000	$170,200	$147,850	$22,350

Abbreviations:
BoA Securities LLC	—Bank of America Securities LLC
CDX.NA.IG Index 32	—CDX North America Investment Grade Index 32

The accompanying notes are an integral part of these financial statements.	65

GOLDMAN SACHS GLOBAL INCOME FUND

Schedule of Investments

March 31, 2019

Principal Amount		Interest Rate		Maturity Date	Value

Foreign Sovereign Debt Obligations – 31.7%
British Pound – 2.1%
	United Kingdom Treasury
GBP	1,450,000	4.500%		09/07/34	$2,720,686
	3,970,000	3.500		01/22/45	7,291,291
	1,270,000	3.500		07/22/68	2,857,444

					12,869,421

Canadian Dollar – 2.5%
	British Columbia Province of Canada
CAD	800,000	3.250		12/18/21	621,939
	2,600,000	2.850		06/18/25	2,033,636
	2,000,000	4.950		06/18/40	2,048,760
	Canadian Government Bond
	1,760,000	2.750		12/01/48	1,569,941
	Ontario Province of Canada
	1,800,000	4.400		06/02/19	1,352,771
	3,700,000	2.850		06/02/23	2,865,365
	1,700,000	2.600		06/02/25	1,305,451
	2,300,000	4.650		06/02/41	2,255,251
	Quebec Province of Canada
	1,800,000	4.250		12/01/21	1,433,804

					15,486,918

Czech Koruna – 0.1%
	Czech Republic Government Bond
CZK	11,190,000	1.500		10/29/19	485,751

Danish Krone – 0.1%
	Kingdom of Denmark
DKK	3,000,000	4.500		11/15/39	825,137

Euro – 6.3%
	French Republic Government Bond OAT(a)
EUR	800,000	1.750		05/25/66	956,629
	Government of France
	1,700,000	4.500		04/25/41	3,222,789
	Ireland Government Bond
	1,030,000	0.900		05/15/28	1,206,761
	Italy Buoni Poliennali Del Tesoro
	1,100,000	0.950		03/01/23	1,218,205
	7,280,000	1.450		05/15/25	7,951,322
	1,360,000	2.800		12/01/28	1,569,151
	1,750,000	2.950	(a)	09/01/38	1,886,405
	1,000,000	2.800	(a)	03/01/67	950,829
	Kingdom of Belgium(a)
	1,040,000	0.200		10/22/23	1,193,499
	580,000	0.800		06/22/27	684,278
	1,020,000	0.900		06/22/29	1,200,285
	910,000	2.150		06/22/66	1,165,643
	Portugal Obrigacoes do Tesouro OT(a)
	640,000	1.950		06/15/29	765,313
	Republic of Austria(a)
	450,000	1.500		11/02/86	533,369
	460,000	2.100	(b)	09/20/17	681,354
	Republic of Indonesia(a)
	650,000	2.625		06/14/23	775,620
	240,000	2.150		07/18/24	282,036
	420,000	3.750		06/14/28	545,304

Foreign Sovereign Debt Obligations – (continued)
Euro – (continued)
	Spain Government Bond(a)
EUR	2,230,000	3.800		04/30/24	2,954,550
	1,250,000	2.750		10/31/24	1,591,469
	1,215,000	5.900		07/30/26	1,874,583
	3,250,000	1.500		04/30/27	3,846,384
	1,110,000	3.450		07/30/66	1,551,074

					38,606,852

Indonesian Rupiah – 0.2%
	Republic of Indonesia
IDR	18,441,000,000	8.750		05/15/31	1,375,305

Israeli Shekel – 0.1%
	Israel Government Bond
ILS	2,430,000	2.000		03/31/27	689,113

Japanese Yen – 13.7%
	Government of Japan
JPY	692,300,000	1.300		06/20/20	6,359,253
	436,000,000	2.200		03/20/31	4,963,272
	225,000,000	1.700		09/20/32	2,471,813
	214,000,000	1.400		09/20/34	2,293,235
	2,029,200,000	2.500		09/20/34	24,816,184
	394,000,000	1.400		09/20/45	4,386,578
	181,600,000	2.000		03/20/52	2,361,652
	312,700,000	1.400		03/20/55	3,586,245
	Japan Government Five Year Bond
	1,624,000,000	0.100		09/20/21	14,758,574
	Japanese Government CPI Linked Bond
	819,111,800	0.100		03/10/25	7,625,729
	1,151,146,394	0.100		03/10/26	10,789,596

					84,412,131

Mexican Peso – 0.2%
	United Mexican States
MXN	239,200	6.500		06/10/21	11,992
	1,339,300	8.000		12/07/23	69,443
	2,098,900	7.750		11/23/34	103,064
	13,763,300	10.000		11/20/36	818,498
	2,436,600	8.500		11/18/38	126,382
	94,300	8.000		11/07/47	4,592

					1,133,971

Russian Ruble – 0.1%
	Russian Federation Bond
RUB	26,160,000	7.050		01/19/28	373,133

Singapore Dollar – 0.3%
	Singapore Government Bond
SGD	2,150,000	2.750		07/01/23	1,634,968

South African Rand – 0.2%
	Republic of South Africa
ZAR	15,500,000	10.500		12/21/26	1,187,576
	290,000	8.750		01/31/44	18,224

					1,205,800

South Korean Won – 1.8%
	Inflation Linked Korea Treasury Bond
KRW	11,926,527,573	1.000		06/10/26	10,810,961

66	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INCOME FUND

Principal Amount		Interest Rate		Maturity Date	Value

Foreign Sovereign Debt Obligations – (continued)
Swedish Krona – 0.4%
	Sweden Government Bond
SEK	21,290,000	3.500%		06/01/22	$2,572,739

United States Dollar – 3.0%
	Abu Dhabi Government International Bond
	$500,000	2.500(a)		10/11/22	495,000
	790,000	3.125	(a)	10/11/27	783,088
	600,000	4.125	(a)	10/11/47	604,500
	1,370,000	4.125		10/11/47	1,380,275
	Republic of Indonesia
	970,000	5.875		01/15/24	1,069,701
	200,000	4.125	(a)	01/15/25	204,867
	4,340,000	4.125		01/15/25	4,445,614
	790,000	3.850	(a)	07/18/27	789,704
	Republic of Korea
	660,000	7.125		04/16/19	661,202
	Republic of Kuwait
	6,250,000	3.500		03/20/27	6,365,875
	Republic of Qatar(a)
	1,820,000	5.103		04/23/48	1,993,801

					18,793,627

Thai Baht – 0.6%
	Thailand Government Bond
THB	126,490,000	1.875		06/17/22	3,964,791

	TOTAL FOREIGN SOVEREIGN DEBT OBLIGATIONS
	(Cost $187,509,966)				$195,240,618

Corporate Obligations – 30.7%
Aerospace & Defense(c) – 0.6%
	General Dynamics Corp.
	$400,000	3.375%		05/15/23	$411,520
	Northrop Grumman Corp.
	1,700,000	2.930		01/15/25	1,677,798
	900,000	3.250		01/15/28	885,483
	United Technologies Corp.
	628,000	4.125		11/16/28	653,918

					3,628,719

Agriculture – 0.3%
	Altria Group, Inc.(c)
EUR	200,000	3.125		06/15/31	230,733
	BAT Capital Corp.(c)
	$450,000	3.222		08/15/24	439,785
	50,000	3.557		08/15/27	47,397
	BAT International Finance PLC(a)
	800,000	2.750		06/15/20	797,120
	200,000	3.500		06/15/22	201,044
	Reynolds American, Inc.
	108,000	3.250		06/12/20	108,289
	150,000	4.000		06/12/22	153,355

					1,977,723

Automotive – 0.2%
	Volkswagen Leasing GmbH
EUR	1,050,000	1.625		08/15/25	1,172,679

Corporate Obligations – (continued)
Banks – 12.6%
	Banco Bilbao Vizcaya Argentaria SA
EUR	600,000	0.750		09/11/22	676,765
	Banco de Sabadell SA
	400,000	0.875		03/05/23	445,303
	Bank of America Corp.
	$1,450,000	4.125		01/22/24	1,517,715
	150,000	3.875		08/01/25	155,397
	2,300,000	3.248	(c)	10/21/27	2,254,621
	(3M USD LIBOR + 0.630%)
	900,000	3.499	(c)(d)	05/17/22	910,710
	Barclays PLC(c)
	900,000	3.684		01/10/23	899,154
	BNP Paribas SA
	1,450,000	3.375	(a)	01/09/25	1,422,145
	1,250,000	3.375		01/09/25	1,225,988
	BPCE SA(a)
	2,350,000	4.000		09/12/23	2,389,926
	CaixaBank SA
EUR	400,000	1.125		05/17/24	456,274
	Citigroup, Inc.(c)
GBP	600,000	2.750		01/24/24	803,406
	$1,300,000	3.200		10/21/26	1,272,310
	(3M USD LIBOR + 1.192%)
	300,000	4.075	(d)	04/23/29	307,878
	Cooperatieve Rabobank UA
EUR	550,000	3.875		07/25/23	702,696
	Credit Agricole SA(a)
	$800,000	3.375		01/10/22	804,192
	300,000	3.750		04/24/23	303,243
	Credit Suisse Group Funding Guernsey Ltd.
EUR	500,000	1.250		04/14/22	576,193
	Deutsche Bank AG
	$150,000	2.850		05/10/19	149,921
	2,400,000	2.700		07/13/20	2,374,135
	100,000	3.125		01/13/21	98,714
	Dexia Credit Local SA
GBP	5,900,000	1.125		06/15/22	7,660,016
	HSBC Holdings PLC
	$200,000	4.250		08/18/25	204,912
	(3M USD LIBOR + 1.211%)
	1,950,000	3.803	(c)(d)	03/11/25	1,978,275
	JPMorgan Chase & Co.(c)(d)
	(3M USD LIBOR + 0.890%)
	2,250,000	3.797		07/23/24	2,309,130
	(3M USD LIBOR + 1.000%)
	2,050,000	4.023		12/05/24	2,127,592
	(3M USD LIBOR + 1.245%)
	1,700,000	3.960		01/29/27	1,756,066
	KBC Group NV
EUR	800,000	0.750		10/18/23	910,009
	Kreditanstalt fuer Wiederaufbau(e)
AUD	3,000,000	6.000		08/20/20	2,253,421
EUR	12,260,000	0.000	(f)	12/15/22	13,904,763
	5,800,000	0.375		03/15/23	6,674,336
	3,000,000	0.625		01/07/28	3,494,342

The accompanying notes are an integral part of these financial statements.	67

GOLDMAN SACHS GLOBAL INCOME FUND

Schedule of Investments (continued)

March 31, 2019

Principal Amount		Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Banks – (continued)
	Macquarie Group Ltd.(c)(d) (3M Euribor + 0.839%)
EUR	550,000	1.250%		03/05/25	$616,642
	Morgan Stanley, Inc.
	$50,000	3.875		04/29/24	51,500
	1,700,000	3.700		10/23/24	1,733,541
	300,000	4.000		07/23/25	309,381
	(3M USD LIBOR + 1.628%)
	1,050,000	4.431	(c)(d)	01/23/30	1,107,708
	Royal Bank of Scotland Group PLC
	200,000	3.875		09/12/23	200,898
	(3M USD LIBOR + 1.480%)
	1,200,000	3.498	(c)(d)	05/15/23	1,191,864
	(3M USD LIBOR + 1.550%)
	900,000	4.519	(c)(d)	06/25/24	920,448
	(3M USD LIBOR + 1.754%)
	1,100,000	4.892	(c)(d)	05/18/29	1,142,460
	The Huntington National Bank(c)
	1,950,000	3.250		05/14/21	1,967,433
	The PNC Financial Services Group, Inc.(c)
	600,000	3.500		01/23/24	616,062
	UBS Group Funding Switzerland AG(a)
	2,400,000	3.000		04/15/21	2,398,728
	Wells Fargo Bank NA(c)
	2,600,000	3.550		08/14/23	2,668,250

					77,944,463

Beverages(c) – 0.7%
	Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc.(a)
	500,000	4.900		02/01/46	502,405
	Anheuser-Busch InBev Worldwide, Inc.
	2,300,000	4.750		01/23/29	2,449,408
	700,000	4.600		04/15/48	673,491
	Bacardi Ltd.(a)
	600,000	4.700		05/15/28	600,180

					4,225,484

Chemicals(c) – 1.0%
	DowDuPont, Inc.
	600,000	4.493		11/15/25	639,984
	1,600,000	4.725		11/15/28	1,728,704
	Syngenta Finance NV(a)
	750,000	4.441		04/24/23	765,847
	600,000	4.892		04/24/25	611,676
	200,000	5.182		04/24/28	203,306
	200,000	5.676		04/24/48	189,304
	The Sherwin-Williams Co.
	2,000,000	3.450		06/01/27	1,963,580

					6,102,401

Commercial Services – 0.1%
	Societa Iniziative Autostradali e Servizi SpA
EUR	550,000	3.375		02/13/24	675,703

Diversified Financial Services – 1.5%
	AerCap Ireland Capital DAC/AerCap Global Aviation Trust
	$2,550,000	3.750		05/15/19	2,551,861
	1,400,000	3.500	(c)	05/26/22	1,401,946
	2,149,000	4.625		07/01/22	2,221,228

Corporate Obligations – (continued)
Diversified Financial Services – (continued)
	Capital One Financial Corp.(c)
	1,600,000	2.500		05/12/20	1,595,008
	GE Capital International Funding Co.
	1,100,000	3.373		11/15/25	1,069,706
	Huarong Finance II Co. Ltd.
	370,000	5.000		11/19/25	386,260
	Synchrony Financial(c)
	250,000	3.000		08/15/19	250,028

					9,476,037

Electrical – 0.6%
	Electricite de France SA(a)(c)
	2,400,000	4.500		09/21/28	2,477,616
	innogy Finance BV
GBP	250,000	6.125		07/06/39	471,855
	Sempra Energy(c)
	$700,000	3.400		02/01/28	675,430

					3,624,901

Engineering & Construction(c) – 0.2%
	Mexico City Airport Trust
	540,000	3.875	(a)	04/30/28	488,120
	200,000	5.500	(a)	10/31/46	184,520
	430,000	5.500	(a)	07/31/47	395,660
	200,000	5.500		07/31/47	184,028

					1,252,328

Food & Drug Retailing(c) – 0.1%
	Kraft Heinz Foods Co.
	600,000	2.800		07/02/20	598,734

Healthcare Providers & Services(c) – 1.1%
	Abbott Ireland Financing DAC
EUR	2,000,000	1.500		09/27/26	2,356,573
	Becton Dickinson & Co.
	$1,600,000	2.894		06/06/22	1,590,848
	275,000	3.363		06/06/24	275,300
	Medtronic Global Holdings SCA
EUR	1,500,000	0.375		03/07/23	1,696,844
	800,000	1.125		03/07/27	924,645

					6,844,210

Insurance – 0.6%
	Aviva PLC(c)(d)
	(5 Year EUR Swap + 5.130%)
	450,000	6.125		07/05/43	582,868
	(5 Year UK Government Bond + 2.850%)
GBP	450,000	6.125		11/14/36	665,777
	Chubb INA Holdings, Inc.(c)
EUR	900,000	2.500		03/15/38	1,075,773
	MetLife, Inc.
	$500,000	4.368		09/15/23	533,490
	110,000	3.600		04/10/24	113,662
	NN Group NV(c)(d) (3M Euribor + 3.950%)
EUR	800,000	4.625		04/08/44	981,334

					3,952,904

68	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INCOME FUND

Principal Amount		Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Lodging(c) – 0.1%
	Marriott International, Inc.
	$550,000	4.650%		12/01/28	$581,994

Media – 1.3%
	Charter Communications Operating LLC/Charter Communications Operating Capital(c)
	150,000	3.579		07/23/20	151,092
	900,000	4.500		02/01/24	936,414
	2,400,000	4.908		07/23/25	2,528,856
	Comcast Corp.
	1,000,000	3.700	(c)	04/15/24	1,033,400
	750,000	3.950	(c)	10/15/25	784,267
	800,000	4.150	(c)	10/15/28	843,408
	300,000	4.250	(c)	10/15/30	318,789
	300,000	6.400		03/01/40	384,357
	Fox Corp.(a)(c)
	200,000	4.030		01/25/24	207,590
	Time Warner Cable LLC
	450,000	5.000		02/01/20	457,367
	100,000	4.125	(c)	02/15/21	101,662
	Warner Media LLC(c)
	100,000	4.850		07/15/45	100,724

					7,847,926

Mining(a) – 0.3%
	Glencore Funding LLC
	1,400,000	4.125		05/30/23	1,427,818
	650,000	4.125	(c)	03/12/24	656,507

					2,084,325

Miscellaneous Manufacturing – 0.1%
	General Electric Co.
	100,000	2.700		10/09/22	98,130
	300,000	3.100		01/09/23	298,047

					396,177

Multi-National – 0.6%
	European Investment Bank
EUR	3,400,000	0.875		01/14/28	4,029,401

Oil Field Services – 1.6%
	Anadarko Petroleum Corp.
	$600,000	6.450		09/15/36	691,116
	BP Capital Markets America, Inc.(c)
	2,100,000	3.790		02/06/24	2,178,540
	450,000	4.234		11/06/28	481,833
	BP Capital Markets PLC
	250,000	3.814		02/10/24	260,035
	Continental Resources, Inc.(c)
	150,000	4.500		04/15/23	155,063
	Devon Energy Corp.(c)
	500,000	3.250		05/15/22	504,205
	100,000	5.850		12/15/25	113,527
	Dolphin Energy Ltd. LLC
	40,984	5.888		06/15/19	40,830
	61,040	5.888	(a)	06/15/19	60,811

Corporate Obligations – (continued)
Oil Field Services – (continued)
	Gazprom OAO Via Gaz Capital SA
	210,000	5.150		02/11/26	212,966
	310,000	5.150	(a)	02/11/26	314,379
	240,000	8.625	(g)	04/28/34	309,336
	310,000	7.288		08/16/37	364,166
	Marathon Oil Corp.(c)
	900,000	4.400		07/15/27	926,415
	Petroleos Mexicanos
	32,000	6.375		02/04/21	33,024
EUR	820,000	5.125		03/15/23	1,002,781
	Reliance Industries Ltd.(a)
	$510,000	3.667		11/30/27	496,452
	Total Capital SA
	1,750,000	3.883		10/11/28	1,856,872
	Valero Energy Corp.(c)
	150,000	4.350		06/01/28	155,831

					10,158,182

Pharmaceuticals(c) – 1.5%
	AbbVie, Inc.
	300,000	3.750		11/14/23	307,911
	200,000	4.250		11/14/28	203,942
	Bayer US Finance II LLC(a)
	750,000	3.875		12/15/23	755,842
	1,000,000	4.250		12/15/25	1,011,540
	550,000	4.375		12/15/28	546,491
	Cigna Corp.(a)
	2,350,000	3.750		07/15/23	2,408,256
	450,000	4.125		11/15/25	466,034
	100,000	4.375		10/15/28	103,693
	200,000	4.900		12/15/48	206,834
	CVS Health Corp.
	550,000	2.800		07/20/20	549,313
	950,000	4.300		03/25/28	964,259
	750,000	4.780		03/25/38	743,160
	250,000	5.050		03/25/48	251,865
	Takeda Pharmaceutical Co. Ltd.(a)
EUR	700,000	2.250		11/21/26	846,198

					9,365,338

Pipelines – 1.6%
	Abu Dhabi Crude Oil Pipeline LLC(a)
	$1,260,000	4.600		11/02/47	1,297,800
	Energy Transfer Operating LP(c)
	400,000	5.250		04/15/29	429,652
	Enterprise Products Operating LLC(c)
	700,000	2.850		04/15/21	700,385
	500,000	3.750		02/15/25	516,500
	EQM Midstream Partners LP(c)
	550,000	4.750		07/15/23	560,884
	MPLX LP(c)
	400,000	4.500		04/15/38	380,432
	150,000	5.500		02/15/49	160,343
	Plains All American Pipeline LP/PAA Finance Corp.(c)
	1,050,000	4.500		12/15/26	1,079,400
	50,000	4.700		06/15/44	46,422

The accompanying notes are an integral part of these financial statements.	69

GOLDMAN SACHS GLOBAL INCOME FUND

Schedule of Investments (continued)

March 31, 2019

Principal Amount		Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)
Pipelines – (continued)
	Sabine Pass Liquefaction LLC(c)
	$1,500,000	5.625%	03/01/25	$1,650,000
	Sunoco Logistics Partners Operations LP(c)
	1,050,000	4.000	10/01/27	1,038,964
	350,000	5.300	04/01/44	341,684
	150,000	5.400	10/01/47	149,603
	The Williams Cos., Inc.(c)
	550,000	3.600	03/15/22	557,931
	450,000	3.900	01/15/25	459,882
	Western Midstream Operating LP(c)
	250,000	4.750	08/15/28	253,787

				9,623,669

Real Estate Investment Trust(c) – 0.4%
	American Tower Corp.
	450,000	3.300	02/15/21	452,632
	HCP, Inc.
	100,000	2.625	02/01/20	99,753
	Ventas Realty LP/Ventas Capital Corp.
	200,000	3.250	08/15/22	201,460
	VEREIT Operating Partnership LP
	900,000	4.625	11/01/25	930,654
	WEA Finance LLC/Westfield UK & Europe Finance PLC(a)
	350,000	2.700	09/17/19	349,797
	400,000	3.750	09/17/24	408,432

				2,442,728

Retailing(c) – 0.4%
	Dollar Tree, Inc.
	650,000	4.000	05/15/25	658,015
	800,000	4.200	05/15/28	796,680
	Starbucks Corp.
	700,000	4.000	11/15/28	731,717

				2,186,412

Semiconductors – 1.0%
	Broadcom Corp./Broadcom Cayman Finance Ltd.(c)
	500,000	3.000	01/15/22	497,805
	Broadcom, Inc.(a)
	1,850,000	3.125	10/15/22	1,841,545
	1,850,000	3.625	10/15/24	1,835,533
	1,850,000	4.250	04/15/26	1,836,329

				6,011,212

Supranational(e) – 0.2%
	European Financial Stability Facility
EUR	900,000	1.375	05/31/47	1,047,717

Telecommunication Services – 2.0%
	America Movil SAB de CV
MXN	5,260,000	6.000	06/09/19	266,899
	AT&T, Inc.(c)
	$2,000,000	2.800	02/17/21	1,999,140
	1,450,000	3.200	03/01/22	1,462,296
	250,000	3.000	06/30/22	250,578
	300,000	3.950	01/15/25	306,264
	150,000	3.400	05/15/25	148,838
	700,000	4.100	02/15/28	707,448

Corporate Obligations – (continued)
Telecommunication Services – (continued)
	1,600,000	4.350	03/01/29	1,635,520
	100,000	4.350	06/15/45	92,247
	British Telecommunications PLC(c)
	1,200,000	5.125	12/04/28	1,282,212
	Deutsche Telekom International Finance B.V.(a)(c)
	350,000	4.375	06/21/28	363,881
	Verizon Communications, Inc.
	1,884,000	4.329	09/21/28	1,995,928
	650,000	5.012	04/15/49	708,792
	Vodafone Group PLC
	1,050,000	3.750	01/16/24	1,060,888

				12,280,931

	TOTAL CORPORATE OBLIGATIONS
	(Cost $188,431,617)			$189,532,298

Asset-Backed Securities(d) – 11.4%
Collateralized Loan Obligations(a) – 5.1%
	AIMCO CLO Series 2014-AA, Class AR (3M USD LIBOR + 1.100%)
	$3,432,297	3.569%	07/20/26	$3,432,211
	Catamaran CLO Ltd. Series 2013-1A, Class AR (3M USD LIBOR + 0.850%)
	3,800,000	3.359	01/27/28	3,770,041
	GoldentTree Loan Management US CLO 1 Ltd. Series 2017-1A, Class A (3M USD LIBOR + 1.220%)
	4,650,000	3.689	04/20/29	4,649,939
	Halcyon Loan Advisors Funding Ltd. Series 2013-1A, Class A1 (3M USD LIBOR + 1.150%)
	338,105	3.586	04/15/25	338,105
	Halcyon Loan Advisors Funding Ltd. Series 2014-1A, Class A1R (3M USD LIBOR + 1.130%)
	2,457,908	3.575	04/18/26	2,457,881
	Madison Park Funding XII Ltd. Series 2014-12A, Class AR (3M USD LIBOR + 1.260%)
	3,062,605	3.729	07/20/26	3,062,728
	Madison Park Funding XXX Ltd. Series 2018-30A, Class A (3M USD LIBOR + 0.750%)
	5,300,000	3.186	04/15/29	5,207,239
	OFSI Fund VII Ltd. Series 2014-7A, Class AR (3M USD LIBOR + 0.900%)
	1,668,430	3.345	10/18/26	1,665,948
	Trinitas CLO II Ltd. Series 2014-2A, Class A1R (3M USD LIBOR + 1.180%)
	802,576	3.616	07/15/26	802,861
	Tryon Park CLO Ltd. Series 2013-1A, Class A1SR (3M USD LIBOR + 0.890%)
	3,700,000	3.326	04/15/29	3,669,194
	WhiteHorse VIII Ltd. Series 2014-1A, Class AR (3M USD LIBOR + 0.900%)
	2,322,213	3.441	05/01/26	2,318,177

				31,374,324

70	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value

Asset-Backed Securities(d) – (continued)
Home Equity – 0.0%
GMAC Mortgage Home Equity Loan Trust Series 2007-HE3, Class 1A1
$8,586	6.941%	09/25/37	$8,618
GMAC Mortgage Home Equity Loan Trust Series 2007-HE3, Class 2A1
52,626	6.763	09/25/37	54,068

			62,686

Student Loans – 6.3%
Chase Education Loan Trust Series 2007-A, Class A3 (3M USD LIBOR + 0.070%)
66,256	2.883	12/28/23	66,174
ECMC Group Student Loan Trust Series 2017-1A, Class A(a) (1M USD LIBOR + 1.200%)
5,777,243	3.690	12/27/66	5,784,452
Education Loan Asset-Backed Trust I Series 2013-1, Class A2(a) (1M USD LIBOR + 0.800%)
6,750,000	3.290	04/26/32	6,764,816
Educational Services of America, Inc. Series 2010-1, Class A1(a) (3M USD LIBOR + 0.850%)
214,894	3.340	07/25/23	215,174
Educational Services of America, Inc. Series 2015-2, Class A(a) (1M USD LIBOR + 1.000%)
1,254,662	3.490	12/25/56	1,263,605
Higher Education Funding I Series 2014-1, Class A(a) (3M USD LIBOR + 1.050%)
3,363,757	3.739	05/25/34	3,387,604
Knowledgeworks Foundation Student Loan Series 2010-1, Class A (3M USD LIBOR + 0.950%)
398,246	3.639	02/25/42	399,334
Montana Higher Education Student Assistance Corp. Series 2012-1, Class A3 (1M USD LIBOR + 1.050%)
2,450,000	3.530	07/20/43	2,457,666
Navient Student Loan Trust Series 2017-2A, Class A(a) (1M USD LIBOR + 1.050%)
5,493,214	3.540	12/27/66	5,514,078
Nelnet Student Loan Trust Series 2006-1, Class A6(a) (3M USD LIBOR + 0.450%)
4,300,000	3.103	08/23/36	4,209,665
Nelnet Student Loan Trust Series 2006-2, Class A7(a) (3M Euribor + 0.580%)
4,050,000	3.070	01/26/37	3,967,526
Nelnet Student Loan Trust Series 2011-1A, Class A(a) (1M USD LIBOR + 0.850%)
216,591	3.340	02/25/48	218,362
North Carolina State Education Assistance Authority Series 2010-1, Class A1 (3M USD LIBOR + 0.900%)
1,396,265	3.390	07/25/41	1,393,370
PHEAA Student Loan Trust Series 2016-1A, Class A(a) (1M USD LIBOR + 1.150%)
2,849,107	3.640	09/25/65	2,894,554
Scholar Funding Trust Series 2010-A, Class A(a) (3M USD LIBOR + 0.750%)
701,129	3.259	10/28/41	694,757

			39,231,137

TOTAL ASSET-BACKED SECURITIES
(Cost $70,138,966)			$70,668,147

Mortgage-Backed Obligations – 18.1%
Collateralized Mortgage Obligations – 3.3%
Interest Only(h) – 0.5%
FHLMC REMIC Series 3852, Class SW(d) (-1x1M LIBOR + 6.000%)
$479,822	3.511	05/15/41	$68,138
FHLMC REMIC Series 4314, Class SE(d) (-1x1M LIBOR + 6.050%)
389,863	3.561	03/15/44	61,843
FHLMC REMIC Series 4320, Class SD(d) (-1x1M LIBOR + 6.100%)
287,400	3.611	07/15/39	42,558
FHLMC REMIC Series 4583, Class ST(d) (-1x1M LIBOR + 6.000%)
1,354,819	3.512	05/15/46	229,481
FHLMC STRIPS Series 304, Class C45
327,457	3.000	12/15/27	25,779
FNMA REMIC Series 2011-124, Class SC(d) (-1x1M LIBOR + 6.550%)
438,604	4.060	12/25/41	72,456
FNMA REMIC Series 2012-5, Class SA(d) (-1x1M LIBOR + 5.950%)
627,370	3.460	02/25/42	92,573
FNMA REMIC Series 2014-6, Class SA(d) (-1x1M LIBOR + 6.600%)
489,664	4.110	02/25/44	83,521
GNMA REMIC Series 2010-101, Class S(d) (-1x1M LIBOR + 6.000%)
947,437	3.515	08/20/40	146,203
GNMA REMIC Series 2010-20, Class SE(d) (-1x1M LIBOR + 6.250%)
704,956	3.765	02/20/40	115,273
GNMA REMIC Series 2013-124, Class CS(d) (-1x1M LIBOR + 6.050%)
753,059	3.565	08/20/43	125,701
GNMA REMIC Series 2013-134, Class DS(d) (-1x1M LIBOR + 6.100%)
154,062	3.615	09/20/43	24,259
GNMA REMIC Series 2013-152, Class SG(d) (-1x1M LIBOR + 6.150%)
276,367	3.665	06/20/43	43,535
GNMA REMIC Series 2013-152, Class TS(d) (-1x1M LIBOR + 6.100%)
270,183	3.615	06/20/43	40,801
GNMA REMIC Series 2013-181, Class SA(d) (-1x1M LIBOR + 6.100%)
892,082	3.615	11/20/43	142,170
GNMA REMIC Series 2014-117, Class SJ(d) (-1x1M LIBOR + 5.600%)
2,169,907	3.115	08/20/44	313,640
GNMA REMIC Series 2014-132, Class SL(d) (-1x1M LIBOR + 6.100%)
640,863	3.615	10/20/43	79,103
GNMA REMIC Series 2014-133, Class BS(d) (-1x1M LIBOR + 5.600%)
319,860	3.115	09/20/44	43,196

The accompanying notes are an integral part of these financial statements.	71

GOLDMAN SACHS GLOBAL INCOME FUND

Schedule of Investments (continued)

March 31, 2019

Principal Amount		Interest Rate	Maturity Date	Value

Mortgage-Backed Obligations – (continued)
Interest Only(h) – (continued)
	GNMA REMIC Series 2014-158, Class SA(d) (-1x1M LIBOR + 5.600%)
	$1,021,300	3.119%	10/16/44	$144,272
	GNMA REMIC Series 2015-110, Class MS(d) (-1x1M LIBOR + 5.710%)
	1,870,889	3.225	08/20/45	247,341
	GNMA REMIC Series 2015-111, Class IM
	895,072	4.000	08/20/45	137,240
	GNMA REMIC Series 2015-123, Class SP (-1x1M LIBOR + 6.250%)
	456,834	3.762	09/20/45	70,968
	GNMA REMIC Series 2015-129, Class IC
	370,507	4.500	09/16/45	70,346
	GNMA REMIC Series 2015-167, Class AS(d) (-1x1M LIBOR + 6.250%)
	325,260	3.765	11/20/45	46,894
	GNMA REMIC Series 2015-168, Class SD(d) (-1x1M LIBOR + 6.200%)
	214,114	3.715	11/20/45	34,593
	GNMA REMIC Series 2015-57, Class AS(d) (-1x1M LIBOR + 5.600%)
	1,492,700	3.115	04/20/45	190,568
	GNMA REMIC Series 2016-1, Class ST(d) (-1x1M LIBOR + 6.200%)
	416,363	3.715	01/20/46	61,752
	GNMA REMIC Series 2016-138, Class GI
	979,349	4.000	10/20/46	152,888
	GNMA REMIC Series 2016-27, Class IA
	566,975	4.000	06/20/45	75,658

				2,982,750

Sequential Fixed Rate – 0.2%
	FNMA REMIC Series 2011-52, Class GB
	450,837	5.000	06/25/41	488,418
	FNMA REMIC Series 2011-99, Class DB
	427,546	5.000	10/25/41	462,610
	FNMA REMIC Series 2012-111, Class B
	50,851	7.000	10/25/42	58,126
	FNMA REMIC Series 2012-153, Class B
	206,533	7.000	07/25/42	237,214

				1,246,368

Sequential Floating Rate(d) – 2.6%
	Countrywide Alternative Loan Trust Series 2005-38, Class A1 (12M MTA + 1.500%)
	87,361	3.832	09/25/35	86,264
	Countrywide Alternative Loan Trust Series 2006-OA1, Class 2A1 (1M USD LIBOR + 0.210%)
	273,365	2.690	03/20/46	243,959
	Countrywide Home Loan Mortgage Pass-Through Trust Series 2004-HYB5, Class 2A1
	35,945	4.329	04/20/35	34,735
	Harben Finance PLC Series 2017-1X, Class A (3M GBP LIBOR + 0.800%)
GBP	916,136	1.689	08/20/56	1,192,454

Mortgage-Backed Obligations – (continued)
Sequential Floating Rate(d) – (continued)
	Harborview Mortgage Loan Trust Series 2006-6, Class 3A1A
	$384,140	4.425	08/19/36	358,501
	London Wall Mortgage Capital PLC Series 2017-FL1, Class A (3M GBP LIBOR + 0.850%)
GBP	1,432,078	1.737	11/15/49	1,861,942
	Residential Accredit Loans, Inc. Series 2005-QO5, Class A1 (12M MTA + 1.000%)
	$613,407	3.332	01/25/46	551,314
	Ripon Mortgages PLC Series 1X, Class A1 (3M GBP LIBOR + 0.800%)
GBP	395,298	1.689	08/20/56	512,935
	Ripon Mortgages PLC Series 1X, Class A2 (3M GBP LIBOR + 0.800%)
	3,476,819	1.689	08/20/56	4,508,978
	Sequoia Mortgage Trust Series 2004-10, Class A3A (6M USD LIBOR + 0.660%)
	$80,755	3.354	11/20/34	79,020
	Station Place Securitization Trust Series 2015-2, Class A(a) (1M USD LIBOR + 0.550%)
	1,400,000	3.044	07/15/19	1,400,000
	Towd Point Mortgage Funding Auburn 11 PLC Series 2017-A11X, Class A1 (3M GBP LIBOR + 0.850%)
GBP	2,497,805	1.739	05/20/45	3,253,795
	Warwick Finance Residential Mortgages No. One PLC Series 1, Class A (3M GBP LIBOR + 1.000%)
	1,650,371	1.910	09/21/49	2,153,102

				16,236,999

	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS			20,466,117

Federal Agencies – 14.8%
FHLMC – 0.1%
	$2,522	5.000%	01/01/33	$2,669
	463	5.000	06/01/33	498
	4,828	5.000	07/01/33	5,191
	5,965	5.000	08/01/33	6,413
	978	5.000	10/01/33	1,052
	2,833	5.000	11/01/33	3,047
	1,434	5.000	12/01/33	1,542
	4,522	5.000	02/01/34	4,862
	1,756	5.000	03/01/34	1,888
	2,824	5.000	04/01/34	3,036
	5,292	5.000	05/01/34	5,691
	70,503	5.000	06/01/34	75,810
	964	5.000	11/01/34	1,036
	19,810	5.000	04/01/35	21,301
	2,382	5.000	11/01/35	2,561
	7,677	5.000	02/01/37	8,331
	542	5.000	11/01/37	583
	30,108	5.000	01/01/40	32,546
	16,768	4.000	06/01/40	17,451
	150,195	4.000	02/01/41	156,291
	10,616	4.000	11/01/41	11,054

				362,853

72	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INCOME FUND

Principal Amount	Interest Rate	Maturity Date		Value

Mortgage-Backed Obligations – (continued)
FNMA – 5.6%
$8	5.000%	04/01/19		$8
352,616	4.500	07/01/36		373,593
38,961	4.500	12/01/36		41,218
35,162	4.500	05/01/38		37,157
24,265	4.500	05/01/39		25,835
14,225	4.500	06/01/39		15,145
9,136	4.500	08/01/39		9,727
16,471	4.500	09/01/39		17,434
23,957	4.500	10/01/39		25,359
9,207	4.500	03/01/40		9,746
131,453	4.500	04/01/40		138,717
9,458	4.500	12/01/40		9,981
137,529	4.500	01/01/41		145,754
38,022	4.500	04/01/41		40,284
71,895	4.500	06/01/41		76,055
52,957	4.500	07/01/41		56,107
79,135	4.500	08/01/41		83,805
247,837	4.500	09/01/41		262,521
215,114	4.500	10/01/41		227,575
167,208	4.500	11/01/41		176,893
104,640	4.500	12/01/41		110,694
99,929	4.500	01/01/42		105,713
25,008	4.500	03/01/42		26,414
43,938	4.500	04/01/42		46,408
103,150	3.000	12/01/42		103,453
249,249	3.000	01/01/43		250,011
306,409	3.000	04/01/43		307,347
779,159	4.500	06/01/45		817,840
4,455,048	4.500	11/01/47		4,705,452
7,549,527	4.000	01/01/48		7,870,717
973,210	4.500	09/01/48		1,036,503
17,000,000	4.500	TBA-30yr	(i)	17,709,098

				34,862,564

GNMA – 9.1%
6,025,549	4.000	10/20/43		6,277,125
588,843	4.000	11/20/44		612,324
55,599	4.000	05/20/45		57,712
1,380,805	4.000	07/20/45		1,433,277
2,066,951	4.000	08/20/45		2,145,498
1,024,539	4.000	01/20/46		1,062,513
680,482	4.500	02/20/48		709,310
221,510	4.500	03/20/48		230,893
923,954	4.500	04/20/48		961,989
988,420	5.000	09/20/48		1,033,552
3,428,926	4.500	10/20/48		3,564,185
1,260,021	5.000	11/20/48		1,317,554
5,959,916	4.500	12/20/48		6,204,326
3,486,785	4.500	01/20/49		3,631,409
4,716,354	5.000	01/20/49		4,931,706
997,590	5.000	02/20/49		1,046,561
17,000,000	4.500	TBA-30yr	(i)	17,652,205
3,000,000	5.000	TBA-30yr	(i)	3,133,828

				56,005,967

TOTAL FEDERAL AGENCIES				$91,231,384

TOTAL MORTGAGE-BACKED OBLIGATIONS
(Cost $112,030,728)				$111,697,501

Agency Debenture – 0.4%
FHLMC
$1,800,000	6.750%	03/15/31		$2,521,224
(Cost $2,282,203)

Municipal Debt Obligation(c)(d) – 0.5%
Ohio – 0.5%
New Hampshire Higher Education Loan Corp. Series 2011-1, Class A3 (3M USD LIBOR + 0.850%)
$2,900,000	3.340%	10/25/37		$2,919,460
(Cost $2,875,878)

U.S. Treasury Obligations – 4.8%
United States Treasury Inflation Indexed Note
$9,305,149	0.750%	07/15/28		$9,522,143
United States Treasury Note
19,780,000	2.375	01/31/23		19,891,262

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $29,032,444)				$29,413,405

Shares	Dividend Rate	Value

Investment Company(j) – 5.8%
Goldman Sachs Financial Square Government Fund – Institutional Shares
35,651,263	2.437%	$35,651,263
(Cost 35,651,263)

TOTAL INVESTMENTS – 103.4%
(Cost $627,953,065)		$637,643,916

LIABILITIES IN EXCESS OF OTHER ASSETS – (3.4)%		(21,131,847)

NET ASSETS – 100.0%		$616,512,069

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(b)	Actual maturity date is September 20, 2117.

(c)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.

(d)	Variable rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect on March 31, 2019.

(e)	Guaranteed by a foreign government until maturity.

(f)	Issued with a zero coupon. Income is recognized through the accretion of discount.

(g)	Security with “Put” features and resetting interest rates. Maturity dates disclosed are the puttable dates. Interest rate disclosed is that which is in effect on March 31, 2019.

The accompanying notes are an integral part of these financial statements.	73

GOLDMAN SACHS GLOBAL INCOME FUND

Schedule of Investments (continued)

March 31, 2019

(h)	Security with a notional or nominal principal amount. The actual effective yield of this security is different than the stated interest rate.

(i)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total market value of TBA securities (excluding forward sales contracts, if any) amounts to $38,495,131, which represents approximately 6.2% of the Fund’s net assets as of March 31, 2019.

(j)	Represents an affiliated issuer.

Currency Abbreviations:
ARS	—Argentine Peso
AUD	—Australian Dollar
BRL	—Brazilian Real
CAD	—Canadian Dollar
CHF	—Swiss Franc
CLP	—Chilean Peso
CNH	—Chinese Yuan Renminbi Offshore
COP	—Colombian Peso
CZK	—Czech Koruna
DKK	—Danish Krone
EUR	—Euro
GBP	—British Pound
HUF	—Hungarian Forint
IDR	—Indonesian Rupiah
ILS	—Israeli Shekel
INR	—Indian Rupee
JPY	—Japanese Yen
KRW	—South Korean Won
MXN	—Mexican Peso
MYR	—Malaysian Ringgit
NOK	—Norwegian Krone
NZD	—New Zealand Dollar
PHP	—Philippine Peso
PLN	—Polish Zloty
RON	—New Romanian Leu
RUB	—Russian Ruble
SEK	—Swedish Krona
SGD	—Singapore Dollar
THB	—Thai Baht
TRY	—Turkish Lira
TWD	—Taiwan Dollar
USD	—U.S. Dollar
ZAR	—South African Rand

Investment Abbreviations:
AUDOR	—Australian Dollar Offered Rate
CDOR	—Canadian Dollar Offered Rate
CHFOR	—Swiss Franc Offered Rate
CLO	—Collateralized Loan Obligation
CPI	—Consumer Price Index
EURO	—Euro Offered Rate
FHLMC	—Federal Home Loan Mortgage Corp.
FNMA	—Federal National Mortgage Association
GMAC	—General Motors Acceptance Corporation
GNMA	—Government National Mortgage Association
JYOR	—Japanese Yen Offered Rate
KLIBOR	—Kuala Lumpur Interbank Offered Rate
LIBOR	—London Interbank Offered Rate
LLC	—Limited Liability Company
LP	—Limited Partnership
MTA	—Monthly Treasury Average
NIBOR	—Norwegian Interbank Offered Rate
NZDOR	—New Zealand Dollar Offered Rate
PLC	—Public Limited Company
REMIC	—Real Estate Mortgage Investment Conduit
STIBOR	—Stockholm Interbank Offered Rate
STRIPS	—Separate Trading of Registered Interest and Principal of Securities
TIIE	—La Tasa de Interbank Equilibrium Interest Rate

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At March 31, 2019, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Gain
MS & Co. Int. PLC	ARS	9,662,598	USD	203,981	06/04/19	$698
	AUD	373,275	EUR	232,442	06/19/19	2,925
	AUD	5,678,868	USD	4,029,841	06/19/19	8,447
	BRL	14,610,232	USD	3,717,900	05/03/19	5,552
	CAD	12,212,997	USD	9,147,969	06/19/19	9,376
	CHF	758,529	USD	764,360	06/19/19	3,202
	CNH	21,990,063	USD	3,266,595	06/19/19	3,561
	COP	9,447,433,267	USD	2,960,706	04/01/19	2,525

74	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN (continued)

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Gain
MS & Co. Int. PLC (continued)	COP	1,192,039,124	USD	373,327	04/15/19	$242
	EUR	336,429	GBP	289,944	06/19/19	805
	EUR	369,616	JPY	45,879,707	06/19/19	873
	EUR	1,614,798	PLN	6,965,029	06/19/19	5,034
	EUR	582,640	SEK	6,080,143	06/19/19	104
	EUR	742,294	USD	837,869	06/19/19	457
	GBP	335,719	USD	435,878	04/12/19	1,647
	IDR	17,686,878,636	USD	1,233,883	04/25/19	2,516
	INR	317,095,085	USD	4,465,855	04/02/19	107,804
	JPY	91,799,538	EUR	736,884	06/19/19	1,271
	JPY	727,094,945	USD	6,563,154	06/19/19	38,449
	KRW	948,153,762	USD	833,988	04/18/19	97
	MXN	38,171,880	USD	1,935,743	06/19/19	5,785
	NOK	19,746,152	EUR	2,022,341	06/19/19	12,520
	NOK	2,010,991	USD	233,602	06/19/19	278
	NZD	551,448	EUR	331,344	06/19/19	1,905
	PHP	53,734,830	USD	1,013,345	04/12/19	6,720
	RUB	298,283,734	USD	4,470,978	04/15/19	63,725
	SEK	12,772,136	EUR	1,206,717	06/19/19	19,201
	SGD	5,504,486	USD	4,060,224	06/19/19	7,505
	USD	164,966	ARS	6,875,762	04/22/19	10,961
	USD	2,328,742	AUD	3,233,978	04/04/19	32,254
	USD	1,008,294	AUD	1,415,176	06/19/19	1,952
	USD	3,286,819	BRL	12,495,596	04/02/19	95,870
	USD	499,922	BRL	1,957,379	05/03/19	1,079
	USD	15,632,765	CAD	20,823,546	04/08/19	47,054
	USD	827,619	CAD	1,103,140	06/19/19	481
	USD	4,008,714	CLP	2,670,409,851	04/04/19	84,520
	USD	712,866	CLP	480,300,200	04/18/19	7,047
	USD	86,685	CLP	57,498,068	04/22/19	2,189
	USD	86,951	CLP	57,553,670	04/25/19	2,373
	USD	621,317	CNH	4,177,585	06/19/19	66
	USD	3,029,803	COP	9,447,433,267	04/01/19	66,572
	USD	861,040	COP	2,700,099,602	04/15/19	14,864
	USD	634,342	DKK	4,144,174	04/08/19	11,211
	USD	89,191,970	EUR	77,834,107	04/26/19	1,689,267
	USD	15,409,869	EUR	13,530,249	06/19/19	129,184
	USD	4,794,399	GBP	3,590,783	06/19/19	98,880
	USD	767,157	HUF	211,735,373	06/19/19	23,375
	USD	2,617,363	IDR	37,271,254,000	04/22/19	10,899
	USD	412,532	IDR	5,844,549,802	04/25/19	3,970
	USD	684,895	ILS	2,461,480	05/30/19	4,421
	USD	7,576,923	INR	522,989,067	04/02/19	33,526
	USD	87,186,350	JPY	9,374,834,372	04/03/19	2,579,123
	USD	4,867,493	JPY	533,600,716	06/19/19	22,705
	USD	408,166	KRW	462,753,978	04/05/19	973
	USD	789,283	KRW	890,686,125	04/18/19	5,753
	USD	10,191,723	KRW	11,452,744,337	04/19/19	116,641
	USD	915,194	KRW	1,038,297,949	04/30/19	1,609
	USD	1,423,520	MXN	27,419,752	04/25/19	16,553
	USD	2,846,592	MXN	55,370,532	06/19/19	30,292
	USD	1,021,862	NOK	8,721,451	06/19/19	7,548

The accompanying notes are an integral part of these financial statements.	75

GOLDMAN SACHS GLOBAL INCOME FUND

Schedule of Investments (continued)

March 31, 2019

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN (continued)

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Gain
MS & Co. Int. PLC (continued)	USD	1,107,940	PHP	57,992,894	04/12/19	$7,042
	USD	741,110	RON	3,127,856	06/19/19	8,270
	USD	1,333,034	RUB	86,365,212	04/15/19	20,054
	USD	2,665,165	SEK	24,155,095	04/25/19	62,248
	USD	1,613,793	SGD	2,181,103	04/04/19	4,291
	USD	2,496,705	SGD	3,371,825	06/19/19	4,979
	USD	3,969,763	THB	125,613,224	06/19/19	3,343
	USD	831,515	TRY	4,784,074	06/19/19	33,032
	USD	1,687,017	TWD	51,993,854	04/08/19	2,044
	USD	1,016,576	TWD	31,207,625	04/11/19	5,116
	USD	681,752	TWD	21,011,191	04/29/19	325
	USD	1,284,850	ZAR	17,987,647	04/03/19	38,658
	USD	1,348,922	ZAR	19,452,699	06/19/19	13,635
	ZAR	40,664,833	USD	2,784,248	06/19/19	7,102

TOTAL						$5,676,575

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Loss
MS & Co. Int. PLC	ARS	9,662,598	USD	233,678	04/03/19	$(11,745)
	ARS	17,046,037	USD	410,016	04/22/19	(28,216)
	ARS	7,257,122	USD	166,000	04/26/19	(4,299)
	ARS	35,403,598	USD	803,258	05/28/19	(47,113)
	AUD	1,749,691	USD	1,249,311	06/19/19	(5,093)
	BRL	27,105,829	USD	7,135,340	04/02/19	(213,439)
	CLP	2,670,409,851	USD	4,032,694	04/04/19	(108,500)
	CLP	1,573,867,565	USD	2,325,640	04/18/19	(12,781)
	CLP	57,732,117	USD	86,685	04/22/19	(1,845)
	CLP	57,996,250	USD	86,951	04/25/19	(1,722)
	COP	9,447,433,268	USD	3,042,016	04/01/19	(78,786)
	COP	5,751,180,191	USD	1,832,840	04/15/19	(30,498)
	COP	653,727,423	USD	205,092	05/02/19	(434)
	CZK	22,612,381	EUR	876,673	06/19/19	(5,228)
	CZK	31,441,401	USD	1,390,351	06/19/19	(20,948)
	EUR	735,920	AUD	1,172,841	06/19/19	(2,888)
	EUR	1,470,579	GBP	1,272,083	06/19/19	(2,620)
	EUR	221,237	JPY	27,660,965	06/19/19	(1,287)
	EUR	1,670,100	NOK	16,254,860	06/19/19	(4,290)
	EUR	1,258,293	SEK	13,198,014	06/19/19	(7,037)
	EUR	3,374,510	USD	3,855,081	04/26/19	(61,387)
	EUR	2,972,310	USD	3,384,893	06/19/19	(28,048)
	EUR	361,894	ZAR	5,956,952	06/19/19	(190)
	GBP	172,466	CAD	305,110	06/19/19	(3,246)
	GBP	3,814,870	EUR	4,432,847	06/19/19	(17,787)
	GBP	1,501,831	USD	1,985,973	06/19/19	(22,091)
	HUF	166,366,675	EUR	518,622	06/19/19	(1,306)
	HUF	84,308,150	PLN	1,140,100	06/19/19	(1,540)
	IDR	11,719,125,418	USD	824,078	04/05/19	(2,404)
	IDR	15,942,450,662	USD	1,121,286	04/22/19	(6,394)
	IDR	21,063,576,801	USD	1,489,434	04/25/19	(16,987)

76	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS (continued)

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Loss
MS & Co. Int. PLC (continued)	INR	317,095,085	USD	4,595,328	04/02/19	$(21,669)
	INR	234,469,978	USD	3,386,599	04/22/19	(19,218)
	JPY	120,549,000	USD	1,107,326	04/03/19	(19,379)
	JPY	114,279,147	USD	1,039,433	06/19/19	(1,844)
	KRW	462,753,978	USD	411,202	04/05/19	(4,009)
	KRW	5,456,707,249	USD	4,847,398	04/18/19	(47,171)
	MXN	26,209,162	USD	1,359,309	06/19/19	(26,239)
	MYR	1,921,474	USD	471,504	04/05/19	(637)
	NOK	1,547,747	USD	181,819	06/19/19	(1,815)
	NZD	3,986,556	USD	2,739,331	06/19/19	(20,299)
	PLN	20,972,927	EUR	4,864,781	06/19/19	(17,801)
	RUB	16,272,093	USD	252,438	04/11/19	(4,896)
	RUB	75,138,210	USD	1,163,042	04/15/19	(20,741)
	SEK	3,101,480	USD	337,031	06/19/19	(1,429)
	SGD	1,083,023	USD	803,207	06/19/19	(2,870)
	TRY	4,784,073	USD	832,003	06/19/19	(33,521)
	TWD	51,993,853	USD	1,689,007	04/08/19	(4,035)
	TWD	159,983,456	USD	5,217,623	04/11/19	(32,457)
	TWD	51,993,854	USD	1,688,600	04/29/19	(2,355)
	USD	220,859	ARS	9,662,598	04/03/19	(1,074)
	USD	280,483	AUD	394,932	06/19/19	(357)
	USD	3,725,199	BRL	14,610,232	04/02/19	(5,755)
	USD	1,065,106	CAD	1,425,306	06/19/19	(3,594)
	USD	2,135,589	CHF	2,124,783	06/19/19	(14,498)
	USD	1,802,409	CNH	12,145,628	06/19/19	(3,775)
	USD	2,960,705	COP	9,447,433,268	04/01/19	(2,526)
	USD	35,868,141	GBP	27,814,230	04/12/19	(380,627)
	USD	820,495	IDR	11,719,125,418	04/05/19	(1,179)
	USD	1,583,720	INR	111,201,103	04/02/19	(20,203)
	USD	1,122,187	KRW	1,277,284,329	04/30/19	(1,679)
	USD	281,155	MXN	5,535,328	06/19/19	(387)
	USD	590,560	NZD	867,243	06/19/19	(944)
	USD	1,632,229	RUB	107,945,847	04/15/19	(8,834)
	USD	199,380	SEK	1,844,128	06/19/19	(167)
	USD	2,424,749	SGD	3,284,202	06/19/19	(2,225)
	USD	1,120,657	TWD	34,584,605	04/29/19	(977)
	ZAR	20,399,138	USD	1,403,928	06/19/19	(3,674)

TOTAL						$(1,485,009)

FORWARD SALES CONTRACTS — At March 31, 2019, the Fund had the following forward sales contracts:

Description	Interest Rate	Maturity Date(a)	Settlement Date	Principal Amount	Value
FNMA	4.000%	TBA-30yr	05/13/19	$(3,000,000)	$(3,082,812)
GNMA	4.000	TBA-30yr	05/21/19	(3,000,000)	(3,094,872)
GNMA	4.000	TBA-30yr	04/17/19	(8,000,000)	(8,260,178)

TOTAL (Proceeds Receivable: $14,337,383)					$(14,437,862)

(a)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned.

The accompanying notes are an integral part of these financial statements.	77

GOLDMAN SACHS GLOBAL INCOME FUND

Schedule of Investments (continued)

March 31, 2019

ADDITIONAL INVESTMENT INFORMATION (continued)

FUTURES CONTRACTS — At March 31, 2019, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
Australian 3 Year Government Bonds	102	06/17/19	$8,230,539	$24,859
Australian 10 Year Government Bonds	55	06/17/19	5,411,012	62,243
Euro Buxl 30 Year Bonds	3	06/06/19	644,984	31,562
French 10 Year Government Bonds	32	06/06/19	5,839,204	165,521
Italian 10 Year Government Bonds	27	06/06/19	3,361,886	11,467
Japan 10 Year Government Bonds	9	06/13/19	12,447,171	43,819
Ultra Long U.S. Treasury Bonds	134	06/19/19	22,512,000	874,046
2 Year German Euro-Schatz	188	06/06/19	23,614,302	50,322
10 Year German Euro-Bund	81	06/06/19	15,113,947	325,160
2 Year U.S. Treasury Notes	55	06/28/19	11,720,156	(5,250)
5 Year U.S. Treasury Notes	107	06/28/19	12,393,609	(9,803)
10 Year U.S. Treasury Notes	40	06/19/19	4,968,750	59,926
20 Year U.S. Treasury Bonds	39	06/19/19	5,836,594	40,736

Total				$1,674,608
Short position contracts:
Canada 10 Year Government Bonds	(67)	06/19/19	(6,970,988)	(148,555)
Eurodollars	(30)	06/17/19	(7,309,125)	40,825
Eurodollars	(33)	09/16/19	(8,047,050)	(11,814)
Eurodollars	(43)	12/16/19	(10,488,775)	(25,692)
Ultra 10 Year U.S. Treasury Notes	(73)	06/19/19	(9,693,031)	(214,438)
5 Year German Euro-Bobl	(25)	06/06/19	(3,733,746)	(2,383)
10 Year U.K. Long Gilt	(34)	06/26/19	(5,728,929)	(86,526)

Total				$(448,583)

TOTAL FUTURES CONTRACTS				$1,226,025

SWAP CONTRACTS — At March 31, 2019, the Fund had the following swap contracts:

OVER THE COUNTER INTEREST RATE SWAP CONTRACTS

Payments Made by the Fund	Payments Received by the Fund	Counterparty	Termination Date	Notional Amount (000s)		Unrealized Appreciation/ (Depreciation)*

3M KLIBOR(a)	3.565%	JPMorgan Securities, Inc.	03/14/24	MYR	10,040	$8,796

*	There are no upfront payments on the swap contract(s), therefore the unrealized gain (loss) on the swap contract(s) is equal to their market value.
(a)	Payments made quarterly.

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

Payments Made by the Fund	Payments Received by Fund (%)	Termination Date	Notional Amount (000s)			Market Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)
8.360%(a)	Mexico IB TIIE 28 Days	03/18/20	MXN	196,225		$(1,259)	$(2,786)	$1,527
7.950(a)	Mexico IB TIIE 28 Days	06/16/21		56,125	(b)	(1,797)	(691)	(1,106)
3M NZDOR(c)	1.750%(d)	06/19/21	NZD	61,190	(b)	123,974	(70,490)	194,464
3.000(d)	3M LIBOR(c)	06/19/21	$	26,050	(b)	(338,684)	(220,421)	(118,263)

78	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS (continued)

Payments Made by the Fund	Payments Received by Fund (%)	Termination Date	Notional Amount (000s)			Market Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)
2.500(d)	6M CDOR	06/19/21	CAD	13,850	(b)	$(124,285)	$(107,417)	$(16,868)
1M BID Avg(a)	7.900	01/02/23	BRL	8,525		(10,967)	(6,932)	(4,035)
6M EURO(d)	0.250(e)	06/19/23	EUR	12,660	(b)	165,670	87,533	78,137
0.500(e)	3M STIBOR(c)	06/19/23	SEK	101,010	(b)	(83,651)	(41,018)	(42,633)
6M GBP(e)	1.100	08/01/23	GBP	1,180		24,953	5,425	19,528
2.218(d)	3M LIBOR(c)	08/31/23	$	24,520	(b)	39,497	4,340	35,157
6M EURO(d)	0.500(e)	06/19/24	EUR	41,540	(b)	1,072,027	701,016	371,011
6M AUDOR(d)	2.500	06/19/24	AUD	16,750	(b)	454,892	451,698	3,194
3.000(d)	3M LIBOR(c)	06/19/24	$	5,580	(b)	(192,003)	(216,396)	24,393
0.500(e)	3M STIBOR(c)	06/19/24	SEK	291,980	(b)	(147,671)	49,401	(197,072)
2.500(d)	6M CDOR	06/19/24	CAD	7,430	(b)	(158,535)	(180,401)	21,866
6M EURO(d)	0.750(e)	06/19/26	EUR	3,820	(b)	157,179	99,600	57,579
1.500(d)	6M GBP	06/19/26	GBP	1,380	(b)	(46,155)	(10,881)	(35,274)
6M JYOR(d)	0.500	03/22/28	JPY	899,890	(b)	144,406	137,116	7,290
6M CDOR(d)	2.750	06/21/28	CAD	8,010	(b)	152,889	(52,195)	205,084
1.500(e)	6M EURO(d)	06/21/28	EUR	5,050	(b)	(200,778)	(59,157)	(141,621)
1.900(d)	6M GBP	08/03/28	GBP	5,370	(b)	(192,904)	(10,492)	(182,412)
6M CHFOR(d)	1.050(e)	08/07/28	CHF	8,460	(b)	308,589	(5,776)	314,365
6M EURO(d)	1.450(e)	01/15/29	EUR	6,780	(b)	207,840	(22,920)	230,760
0.350(d)	6M JYOR	01/16/29	JPY	1,537,990	(b)	(94,514)	(234,573)	140,059
6M EURO(d)	1.200(e)	02/12/29	EUR	10,180	(b)	162,211	22,404	139,807
3M LIBOR(c)	2.800(d)	02/12/29	$	10,690	(b)	120,439	(2,124)	122,563
1.500(d)	6M GBP	02/12/29	GBP	15,440	(b)	(148,744)	29,866	(178,610)
6M EURO(d)	1.200(e)	02/21/29	EUR	3,810	(b)	59,679	468	59,211
2.300(a)	6M NIBOR(d)	02/21/29	NOK	41,220	(b)	(35,340)	2,265	(37,605)
3M LIBOR(c)	2.500(d)	03/29/29	$	9,700	(b)	(18,215)	736	(18,951)
1.000(d)	6M EURO	03/29/29	EUR	9,550	(b)	(34,109)	(47,570)	13,461
6M CHFOR(d)	0.250(e)	06/19/29	CHF	1,200	(b)	25,518	(5,287)	30,805
6M EURO(d)	1.000(e)	06/19/29	EUR	5,860	(b)	323,725	181,332	142,393
6M GBP(d)	1.500	06/19/29	GBP	3,450	(b)	125,717	(3,045)	128,762
3M LIBOR(c)	3.000(d)	06/19/29	$	16,940	(b)	314,325	84,856	229,469
3.250(d)	3M NZDOR(c)	06/19/29	NZD	4,070	(b)	(74,389)	(28,654)	(45,735)
1.000(a)	3M STIBOR(c)	06/19/29	SEK	23,990	(b)	(33,031)	14,226	(47,257)
3.000(d)	6M AUDOR	06/19/29	AUD	6,300	(b)	(114,697)	(48,994)	(65,703)
3.000(d)	6M CDOR	06/19/29	CAD	3,060	(b)	(71,960)	(55,072)	(16,888)
1.000(a)	6M CHFOR(d)	06/19/29	CHF	2,050	(b)	(53,859)	(36,843)	(17,016)
1.500(a)	6M EURO(d)	06/19/29	EUR	12,390	(b)	(357,560)	(180,321)	(177,239)
1.750(d)	6M GBP	06/19/34	GBP	1,360	(b)	(109,712)	(37,072)	(72,640)
6M EURO(d)	1.500(e)	06/19/39	EUR	1,100	(b)	117,585	117,585	—
6M GBP(d)	1.750	06/19/39	GBP	520	(b)	49,474	14,983	34,491
3M LIBOR(c)	3.000(d)	06/20/39	$	5,260	(b)	88,739	(3,704)	92,443
1.750(c)	6M EURO(d)	06/20/39	EUR	1,720	(b)	(34,113)	(33,176)	(937)
3M LIBOR(c)	2.750(d)	06/15/49	$	3,370	(b)	22,647	(21,387)	44,034
1.000(d)	6M JYOR	06/15/49	JPY	239,630	(b)	(35,544)	(28,650)	(6,894)
6M GBP(d)	1.750	06/19/49	GBP	520	(b)	68,636	22,731	45,905

TOTAL						$1,616,135	$253,136	$1,362,999

(a)	Payments made monthly.
(b)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to March 31, 2019.
(c)	Payments made quarterly.
(d)	Payments made semi-annually.
(e)	Payments made annually.

The accompanying notes are an integral part of these financial statements.	79

GOLDMAN SACHS GLOBAL INCOME FUND

Schedule of Investments (continued)

March 31, 2019

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER CREDIT DEFAULT SWAP CONTRACTS

Reference Obligation/ Index	Financing Rate Paid by the Fund(a)	Credit Spread at March 31, 2019(b)	Counterparty	Termination Date	Notional Amount (000s)	Value	Upfront Premiums (Received) Paid	Unrealized Appreciation/ (Depreciation)
Protection Purchased:
People’s Republic of China, 7.500%, 10/28/27	(1.000)%	0.221%	Barclays Bank PLC	12/20/21	$460	$(9,698)	$(997)	$(8,701)
People’s Republic of China, 7.500%, 10/28/27	(1.000)	0.131	Citibank NA	12/20/20	13,280	(201,812)	34,682	(236,494)
People’s Republic of China, 7.500%, 10/28/27	(1.000)	0.169	Deutsche Bank AG (London)	06/20/21	100	(1,852)	(11)	(1,841)

People’s Republic of China, 7.500%, 10/28/27	(1.000)	0.316	JPMorgan Securities, Inc.	12/20/22	9,110	(226,728)	(155,389)	(71,339)

TOTAL						$(440,090)	$(121,715)	$(318,375)

(a)	Payments made quarterly.
(b)	Credit spread on the referenced obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund or its counterparty to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS

Referenced Obligation/Index	Financing Rate Received/(Paid) by the Fund(a)	Credit Spread at March 31, 2019(b)	Termination Date	Notional Amount (000s)		Value	Upfront Premiums (Received) Paid	Unrealized Appreciation/ (Depreciation)
Protection Purchased:
iTraxx Europe Series 31	(1.000)%	0.650%	06/20/24	EUR	28,435	$(587,396)	$(543,703)	$(43,693)
Protection Sold:
CDX.NA.IG Index 32	1.000	0.635	06/20/24		$25,125	453,646	383,396	70,250
CDX.NA.IG Index 31	1.000	0.561	12/20/23		82,060	1,625,000	1,111,494	513,506

TOTAL						$1,491,250	$951,187	$540,063

(a)	Payments made quarterly.
(b)	Credit spread on the referenced obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund or its counterparty to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

PURCHASED AND WRITTEN OPTIONS CONTRACTS — At March 31, 2019, the Fund had the following purchased and written options:

EXCHANGE TRADED OPTIONS ON FUTURES

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Portfolio	Unrealized Appreciation/ (Depreciation)
Purchased option contracts
Puts
Eurodollar Futures	$97.750	06/15/2020	71	$177,500	$40,826	$37,603	$3,223

80	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER-THE-COUNTER INTEREST RATE SWAPTIONS

Description	Counterparty	Exercise Rate	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Portfolio	Unrealized Appreciation/ (Depreciation)
Purchased option contracts
Calls
1Y IRS	Citibank NA	3.010%	11/01/2019	8,300,000	$8,300,000	$451,280	$119,087	$332,193
6M IRS	Citibank NA	2.608	07/15/2019	4,500,000	4,500,000	99,926	43,076	56,850

6M IRS	JPMorgan Securities, Inc.	2.625	07/16/2019	4,300,000	4,300,000	100,735	41,536	59,199

				17,100,000	$17,100,000	$651,941	$203,699	$448,242
Puts
3M IRS	JPMorgan Securities, Inc.	2.665%	06/10/2019	6,700,000	6,700,000	13,701	63,817	(50,116)
3M IRS	JPMorgan Securities, Inc.	2.840	05/13/2019	5,000,000	5,000,000	1,028	28,600	(27,572)
3M IRS	JPMorgan Securities, Inc.	3.165	06/10/2019	6,700,000	6,700,000	442	4,020	(3,578)

3M IRS	JPMorgan Securities, Inc.	3.340	05/13/2019	5,000,000	5,000,000	5	1,400	(1,395)

				23,400,000	$23,400,000	$15,176	$97,837	$(82,661)

Total Over-the-Counter Interest Rate Swaptions				40,500,000	$40,500,000	$667,117	$301,536	$365,581

Total purchased option contracts				40,500,071	$40,677,500	$707,943	$339,139	$368,804
Written option contracts
Calls
1Y IRS	Citibank NA	3.098%	11/01/2019	(3,600,000)	$(3,600,000)	$(399,785)	$(118,800)	$(280,985)
6M IRS	JPMorgan Securities, Inc.	2.730	07/16/2019	(1,900,000)	(1,900,000)	(81,626)	(37,597)	(44,029)

6M IRS	Citibank NA	2.724	07/15/2019	(1,900,000)	(1,900,000)	(79,619)	(37,889)	(41,730)

				(7,400,000)	$(7,400,000)	$(561,030)	$(194,286)	$(366,744)

Puts
3M IRS	JPMorgan Securities, Inc.	2.915%	06/10/2019	(13,400,000)	$(13,400,000)	$(5,155)	$(34,170)	$29,015

3M IRS	JPMorgan Securities, Inc.	3.090	05/13/2019	(10,000,000)	(10,000,000)	(167)	(12,875)	12,708

				(23,400,000)	$(23,400,000)	$(5,322)	$(47,045)	$41,723

Total written option contracts				(30,800,000)	$(30,800,000)	$(566,352)	$(241,331)	$(325,021)

Abbreviations:
1M BID Avg	—1 Month Brazilian Interbank Deposit Average
CDX.NA.IG Index 31	—CDX North America Investment Grade Index 31
CDX.NA.IG Index 32	—CDX North America Investment Grade Index 32
CS International (London)	—Credit Suisse International (London)
Mexico IB TIIE 28D	—Mexico Interbank TIIE 28 Days
MS & Co. Int. PLC	—Morgan Stanley & Co. International PLC

The accompanying notes are an integral part of these financial statements.	81

GOLDMAN SACHS STRATEGIC INCOME FUND

Schedule of Investments

March 31, 2019

Principal Amount		Interest Rate	Maturity Date	Value

Bank Loans(a) – 2.9%
Building Materials(b) – 0.2%
	CPG International, Inc. (6M LIBOR + 3.750%)
	$2,743,002	6.633%	05/05/24	$2,715,573

Chemicals(b) – 0.1%
	Starfruit Finco B.V.
	(1M LIBOR + 3.250%)
	1,750,000	5.740	10/01/25	1,722,665
	(3M EURIBOR + 3.750%)
EUR	650,000	3.750	10/01/25	727,541

				2,450,206

Environmental(b) – 0.3%
	EnergySolutions LLC (3M LIBOR + 3.750%)
	$5,384,313	6.351	05/09/25	4,729,203

Food & Beverages(b) – 0.2%
	Shearer’s Foods, Inc. (1M LIBOR + 6.750%)
	3,507,256	9.249	06/30/22	3,375,734

Health Care – Services(b) – 0.2%
	MPH Acquisition Holdings LLC (3M LIBOR + 2.750%)
	1,977,046	5.351	06/07/23	1,910,954
	Sotera Health Holdings LLC (1M LIBOR + 3.000%)
	1,994,911	5.499	05/15/22	1,958,344

				3,869,298

Media – Broadcasting & Radio(b) – 0.1%
	Getty Images, Inc. (1M LIBOR + 4.500%)
	947,625	7.000	02/19/26	939,333

Media – Cable(b) – 0.1%
	CSC Holdings LLC (1M LIBOR + 2.250%)
	2,000,000	4.734	07/17/25	1,940,360

Noncaptive – Financial(b) – 0.2%
	Avolon TLB Borrower 1 (US) LLC (1M LIBOR + 2.000%)
	3,703,900	4.488	01/15/25	3,670,157

Packaging(b) – 0.2%
	BWAY Holding Co. (3M LIBOR + 3.250%)
	3,939,975	6.033	04/03/24	3,838,520

Real Estate Investment Trust(b) – 0.1%
	Brookfield Property REIT, Inc. (1M LIBOR + 2.250%)
	2,050,000	4.746	08/28/23	1,988,500

Services Cyclical – Business Services(c) – 0.2%
	Travelport Finance (Luxembourg) S.a.r.l.
	3,650,000	4.750	03/13/26	3,545,063

Services Cyclical – Consumer Services(b) – 0.2%
	Asurion LLC (1M LIBOR + 3.000%)
	2,997,476	5.499	08/04/22	2,979,282

Technology – Software/Services(b) – 0.8%
	Ancestry.com Operations, Inc. (1M LIBOR + 3.250%)
	2,075,000	5.750	10/19/23	2,060,309
	Infor (US), Inc. (1M LIBOR + 2.750%)
	2,025,000	5.249	02/01/22	2,013,923
	ION Trading Technologies S.A.R.L. (3M LIBOR + 4.000%)
	3,507,243	6.651	11/21/24	3,396,380
	MA FinanceCo. LLC (1M LIBOR + 2.500%)
	418,986	4.999	06/21/24	407,673

Bank Loans(a) – (continued)
Technology – Software/Services(b) – (continued)
	Seattle SpinCo, Inc. (1M LIBOR + 2.500%)
	2,829,514	4.999	06/21/24	2,753,117
	Vertafore, Inc. (1M LIBOR + 3.250%)
	3,940,125	5.749	07/02/25	3,864,120

				14,495,522

	TOTAL BANK LOANS
	(Cost $51,541,495)			$50,536,751

Corporate Obligations – 28.1%
Advertising(d)(e) – 0.0%
	Getty Images, Inc.
	$300,000	9.750%	03/01/27	$302,250

Aerospace & Defense(e) – 0.6%
	Bombardier, Inc.(d)
	850,000	7.875	04/15/27	873,375
	Northrop Grumman Corp.
	6,950,000	2.930	01/15/25	6,859,233
	TransDigm, Inc.
	2,000,000	6.500	05/15/25	2,025,000
	800,000	6.375	06/15/26	790,000

				10,547,608

Banks – 1.9%
	Banco do Brasil SA(b)(e) (10 Year CMT + 6.362%)
	630,000	9.000	06/18/49	665,110
	Bank of America Corp.(b)(e) (3M USD LIBOR + 0.930%)
	6,100,000	2.816	07/21/23	6,056,385
	BNP Paribas SA(d)
	5,700,000	3.375	01/09/25	5,590,503
	Citigroup, Inc.(e)
	6,250,000	3.200	10/21/26	6,116,875
	ING Groep NV(d)
	4,000,000	4.625	01/06/26	4,195,800
	JPMorgan Chase & Co.(b)(e) (3M USD LIBOR + 1.245%)
	4,150,000	3.960	01/29/27	4,286,867
	Royal Bank of Scotland Group PLC(b)(e) (3M USD LIBOR + 1.762%)
	1,975,000	4.269	03/22/25	1,997,100
	UBS Group Funding Switzerland AG(d)
	5,050,000	4.125	09/24/25	5,216,953

				34,125,593

Beverages(e) – 0.7%
	Constellation Brands, Inc.
	2,325,000	4.400	11/15/25	2,439,599
	Keurig Dr Pepper, Inc.(d)
	5,650,000	4.057	05/25/23	5,814,641
	3,475,000	4.417	05/25/25	3,606,946

				11,861,186

Chemicals – 1.1%
	DowDuPont, Inc.(e)
	5,900,000	4.205	11/15/23	6,171,046

82	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INCOME FUND

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Chemicals – (continued)
PQ Corp.(d)(e)
$2,705,000	6.750%		11/15/22	$2,806,437
Sasol Financing International Ltd.
4,008,000	4.500		11/14/22	4,043,070
SASOL Financing USA LLC(e)
2,580,000	5.875		03/27/24	2,731,575
Starfruit Finco B.V./Starfruit US Holdco LLC(d)(e)
2,300,000	8.000		10/01/26	2,305,750
The Sherwin-Williams Co.(e)
2,149,000	3.125		06/01/24	2,134,129

				20,192,007

Commercial Services(e) – 0.5%
Refinitiv US Holdings, Inc.(d)
4,350,000	8.250		11/15/26	4,273,875
The Hertz Corp.(d)
1,750,000	7.625		06/01/22	1,789,375
United Rentals North America, Inc.
2,050,000	6.500		12/15/26	2,155,062

				8,218,312

Computers(e) – 0.7%
Banff Merger Sub, Inc.(d)
750,000	9.750		09/01/26	733,125
Dell International LLC/EMC Corp.(d)
5,625,000	6.020		06/15/26	6,042,319
850,000	8.350		07/15/46	1,029,622
Hewlett Packard Enterprise Co.
3,725,000	4.900		10/15/25	3,961,388

				11,766,454

Diversified Financial Services – 0.6%
Huarong Finance II Co. Ltd.
2,090,000	5.500		01/16/25	2,223,896
Navient Corp.
2,050,000	8.000		03/25/20	2,129,438
2,100,000	5.875		03/25/21	2,160,375
Springleaf Finance Corp.
4,050,000	7.750		10/01/21	4,368,937

				10,882,646

Electrical(e) – 0.5%
Calpine Corp.(d)
4,325,000	5.875		01/15/24	4,422,312
Vistra Energy Corp.
3,851,000	7.375		11/01/22	3,995,413

				8,417,725

Engineering & Construction(e) – 0.3%
Mexico City Airport Trust
200,000	4.250		10/31/26	192,300
320,000	4.250	(d)	10/31/26	307,680
310,000	3.875	(d)	04/30/28	280,216
468,000	5.500		10/31/46	431,777
690,000	5.500	(d)	10/31/46	636,594
2,985,000	5.500		07/31/47	2,746,618
1,250,000	5.500	(d)	07/31/47	1,150,175

				5,745,360

Corporate Obligations – (continued)
Entertainment(e) – 0.4%
Mohegan Gaming & Entertainment(d)
2,000,000	7.875		10/15/24	1,987,500
Scientific Games International, Inc.
2,700,000	10.000		12/01/22	2,841,750
2,750,000	8.250	(d)	03/15/26	2,801,563

				7,630,813

Food & Drug Retailing(d)(e) – 0.1%
Albertsons Cos. LLC/Safeway, Inc./New Albertsons LP/Albertson’s LLC
1,590,000	7.500		03/15/26	1,631,738

Hand/Machine Tools(d)(e) – 0.0%
Colfax Corp.
475,000	6.000		02/15/24	494,000

Healthcare Providers & Services – 1.8%
Acadia Healthcare Co., Inc.(e)
100,000	6.125		03/15/21	100,000
800,000	5.125		07/01/22	800,000
Becton Dickinson & Co.(e)
16,825,000	2.894		06/06/22	16,728,761
3,475,000	3.363		06/06/24	3,478,788
CHS/Community Health Systems, Inc.(d)(e)
1,955,000	8.000		03/15/26	1,871,913
Envision Healthcare Corp.(d)(e)
2,100,000	8.750		10/15/26	1,871,625
HCA, Inc.
1,950,000	5.875		03/15/22	2,091,375
Polaris Intermediate Corp.(d)(e)(f) (PIK 9.250%, Cash 8.500%)
550,000	8.500		12/01/22	544,500
Tenet Healthcare Corp.
1,950,000	6.000		10/01/20	2,020,687
2,400,000	8.125		04/01/22	2,586,000

				32,093,649

Insurance(e) – 0.4%
American International Group, Inc.
3,400,000	3.750		07/10/25	3,407,310
Arch Capital Finance LLC
2,253,000	4.011		12/15/26	2,338,862
Swiss Re Finance Luxembourg SA(b)(d) (5 year CMT + 3.582%)
1,200,000	5.000		04/02/49	1,213,020

				6,959,192

Internet – 0.2%
Netflix, Inc.
3,350,000	5.500		02/15/22	3,509,125

Iron/Steel – 0.1%
ABJA Investment Co. Pte Ltd.
560,000	5.950		07/31/24	571,992
629,000	5.450		01/24/28	591,260

				1,163,252

Lodging – 0.3%
MGM Resorts International
4,000,000	7.750		03/15/22	4,420,000

The accompanying notes are an integral part of these financial statements.	83

GOLDMAN SACHS STRATEGIC INCOME FUND

Schedule of Investments (continued)

March 31, 2019

Principal Amount		Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)
Media – 2.0%
	Altice Financing SA(d)(e)
	$4,150,000	6.625%	02/15/23	$4,243,375
	Altice Luxembourg SA(d)(e)
	2,000,000	7.750	05/15/22	1,995,000
	CCO Holdings LLC/CCO Holdings Capital Corp.(d)(e)
	2,950,000	4.000	03/01/23	2,935,250
	Charter Communications Operating LLC/Charter Communications Operating Capital(e)
	5,950,000	4.464	07/23/22	6,158,250
	3,325,000	4.908	07/23/25	3,503,519
	Clear Channel Worldwide Holdings, Inc.(d)(e)
	1,000,000	9.250	02/15/24	1,060,000
	Comcast Corp.(e)
	8,300,000	3.950	10/15/25	8,679,227
	DISH DBS Corp.
	1,200,000	7.875	09/01/19	1,218,000
	3,400,000	5.875	07/15/22	3,281,000
	Meredith Corp.(e)
	2,000,000	6.875	02/01/26	2,107,664

				35,181,285

Mining(e) – 0.5%
	First Quantum Minerals Ltd.(d)
	4,350,000	7.250	04/01/23	4,246,905
	Freeport-McMoRan, Inc.
	4,500,000	3.550	03/01/22	4,449,375

				8,696,280

Oil Field Services – 3.1%
	Antero Resources Corp.(e)
	4,400,000	5.375	11/01/21	4,427,500
	Gazprom OAO Via Gaz Capital SA(d)
	4,280,000	5.150	02/11/26	4,340,455
	Gulfport Energy Corp.(e)
	2,800,000	6.000	10/15/24	2,541,000
	Laredo Petroleum, Inc.(e)
	4,050,000	5.625	01/15/22	3,685,500
	Petroleos de Venezuela SA(g)
	146,890,000	6.000	10/28/22	25,522,138
	Petroleos Mexicanos
EUR	2,880,000	5.125	03/15/23	3,521,964
	QEP Resources, Inc.(e)
	$2,650,000	5.375	10/01/22	2,577,125
	Reliance Industries Ltd.(d)
	2,780,000	3.667	11/30/27	2,706,149
	Transocean, Inc.(d)(e)
	2,050,000	7.500	01/15/26	2,029,500
	Whiting Petroleum Corp.
	2,950,000	1.250	04/01/20	2,851,653

				54,202,984

Packaging(e) – 0.8%
	ARD Finance SA(f)
	(PIK 7.375%, Cash 6.625%)
EUR	325,000	6.625	09/15/23	368,955
	(PIK 7.875%, Cash 7.125%)
	$1,650,000	7.125	09/15/23	1,643,813

Corporate Obligations – (continued)
Packaging(e) – (continued)
	Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.(d)
	4,275,000	6.000	02/15/25	4,269,656
	Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu
	5,087,815	5.750	10/15/20	5,087,815
	Sealed Air Corp.(d)
	2,450,000	6.500	12/01/20	2,548,000

				13,918,239

Pharmaceuticals(e) – 1.2%
	Bausch Health Cos., Inc.(d)
	3,150,000	6.500	03/15/22	3,256,312
	1,250,000	5.750	08/15/27	1,281,250
	Cigna Corp.(d)
	4,975,000	4.125	11/15/25	5,152,259
	CVS Health Corp.
	11,775,000	4.000	12/05/23	12,103,876

				21,793,697

Pipelines(e) – 2.3%
	Energy Transfer Operating LP
	6,075,000	3.600	02/01/23	6,127,974
	EQM Midstream Partners LP
	9,775,000	4.750	07/15/23	9,968,447
	Genesis Energy LP/Genesis Energy Finance Corp.
	2,400,000	6.750	08/01/22	2,451,000
	Plains All American Pipeline LP/PAA Finance Corp.
	4,925,000	3.600	11/01/24	4,911,013
	Sabine Pass Liquefaction LLC
	5,100,000	5.625	04/15/23	5,533,245
	5,550,000	5.625	03/01/25	6,105,000
	The Williams Cos., Inc.
	5,975,000	3.600	03/15/22	6,061,160

				41,157,839

Real Estate Investment Trust – 0.9%
	China Evergrande Group(e)
	750,000	8.250	03/23/22	737,813
	800,000	8.750	06/28/25	754,000
	Corporacion Geo SA(h)
	557,340	8.000	04/13/21	—
	iStar, Inc.(e)
	2,850,000	4.625	09/15/20	2,882,062
	Kaisa Group Holdings Ltd.(e)
	1,560,000	9.375	06/30/24	1,395,865
	SBA Communications Corp.(e)
	3,800,000	4.000	10/01/22	3,809,500
	Starwood Property Trust, Inc.(e)
	1,550,000	5.000	12/15/21	1,592,625
	VEREIT Operating Partnership LP(e)
	4,300,000	3.950	08/15/27	4,237,650

				15,409,515

Semiconductors – 2.6%
	Amkor Technology, Inc.(d)(e)
	1,700,000	6.625	09/15/27	1,725,500

84	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INCOME FUND

Principal Amount		Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Semiconductors – (continued)
	Broadcom Corp./Broadcom Cayman Finance Ltd.(e)
	$3,625,000	3.000%		01/15/22	$3,609,086
	2,775,000	3.875		01/15/27	2,652,539
	Broadcom, Inc.(d)
	3,800,000	3.125		04/15/21	3,795,516
	10,775,000	3.625	(e)	10/15/24	10,690,740
	9,100,000	4.250	(e)	04/15/26	9,032,751
	6,750,000	4.750	(e)	04/15/29	6,717,938
	Micron Technology, Inc.(e)
	2,200,000	4.975		02/06/26	2,244,000
	NXP B.V./NXP Funding LLC(d)
	3,325,000	4.125		06/01/21	3,387,643
	NXP B.V./NXP Funding LLC(d)(e)
	1,975,000	4.875		03/01/24	2,083,289

					45,939,002

Software(d)(e) – 0.3%
	Change Healthcare Holdings LLC/Change Healthcare Finance, Inc.
	4,650,000	5.750		03/01/25	4,603,500

Telecommunication Services – 3.9%
	Altice France SA(d)(e)
	4,225,000	6.250		05/15/24	4,235,562
	America Movil SAB de CV
MXN	256,740,000	6.000		06/09/19	13,027,304
	AT&T, Inc.(e)
	$5,975,000	3.800		03/01/24	6,122,463
	CenturyLink, Inc.
	4,250,000	5.800		03/15/22	4,340,312
	CommScope Finance LLC(d)(e)
	350,000	5.500		03/01/24	357,000
	250,000	6.000		03/01/26	256,250
	550,000	8.250		03/01/27	570,625
	Digicel Group One Ltd.(d)(e)
	2,172,000	8.250		12/30/22	1,324,920
	Digicel Group Two Ltd.(d)(e)
	3,956,000	8.250		09/30/22	1,326,981
	Digicel Ltd.(e)
	7,300,000	6.000	(d)	04/15/21	6,132,000
	1,884,000	6.000		04/15/21	1,582,560
	Frontier Communications Corp.(d)(e)
	2,475,000	8.500		04/01/26	2,295,563
	Intelsat Jackson Holdings SA(e)
	2,100,000	5.500		08/01/23	1,863,750
	2,900,000	8.000	(d)	02/15/24	3,023,250
	Sprint Corp.
	4,250,000	7.125		06/15/24	4,313,750
	Telecom Italia Capital SA
	4,800,000	7.721		06/04/38	4,944,000
	Verizon Communications, Inc.
	9,348,000	2.625		08/15/26	8,954,730
	Wind Tre SpA(d)(e)
	5,135,000	5.000		01/20/26	4,672,850

					69,343,870

Corporate Obligations – (continued)
Water Utilities(b)(e) – 0.3%
	Thames Water Utilities Finance PLC (3M GBP LIBOR + 7.970%)
GBP	3,975,000	5.750		09/13/30	5,665,813

	TOTAL CORPORATE OBLIGATIONS
	(Cost $522,666,356)				$495,872,934

Mortgage-Backed Obligations – 13.0%
Collateralized Mortgage Obligations – 10.7%
Interest Only(i) – 2.5%
	FHLMC REMIC Series 3753, Class SK(b) (-1x1M LIBOR + 6.050%)
	$8,743,052	3.561%		11/15/38	$452,559
	FHLMC REMIC Series 3852, Class SW(b) (-1x1M LIBOR + 6.000%)
	3,802,589	3.511		05/15/41	539,992
	FHLMC REMIC Series 4320, Class SD(b) (-1x1M LIBOR + 6.100%)
	9,808,051	3.611		07/15/39	1,452,361
	FHLMC REMIC Series 4468, Class SY(b) (-1x1M LIBOR + 6.100%)
	11,002,811	3.611		05/15/45	1,716,388
	FHLMC STRIPS Series 304, Class C45
	22,108,359	3.000		12/15/27	1,740,505
	FNMA REMIC Series 2011-100, Class S(b) (-1x1M LIBOR + 6.450%)
	9,650,235	3.960		10/25/41	1,444,089
	FNMA REMIC Series 2012-88, Class SB(b) (-1x1M LIBOR + 6.670%)
	8,161,681	4.180		07/25/42	1,325,651
	GNMA REMIC Series 2010-35, Class DS(b) (-1x1M LIBOR + 5.680%)
	8,819,322	3.195		03/20/40	1,216,176
	GNMA REMIC Series 2010-85, Class SN(b)(e) (-1x1M LIBOR + 5.940%)
	10,772,017	3.455		07/20/40	1,710,248
	GNMA REMIC Series 2010-9, Class XD(b) (-1x1M LIBOR + 6.600%)
	18,041,202	4.119		01/16/40	3,112,484
	GNMA REMIC Series 2013-103, Class DS(b) (-1x1M LIBOR + 6.150%)
	10,813,430	3.665		07/20/43	1,721,154
	GNMA REMIC Series 2013-117, Class PS(b) (-1x1M LIBOR + 6.150%)
	15,036,517	3.665		04/20/43	1,965,850
	GNMA REMIC Series 2013-134, Class DS(b) (-1x1M LIBOR + 6.100%)
	93,777	3.615		09/20/43	14,767
	GNMA REMIC Series 2013-152, Class TS(b) (-1x1M LIBOR + 6.100%)
	270,183	3.615		06/20/43	40,802
	GNMA REMIC Series 2014-11, Class NI
	7,758,632	4.500		12/16/42	922,242
	GNMA REMIC Series 2014-132, Class SL(b) (-1x1M LIBOR + 6.100%)
	18,790,981	3.615		10/20/43	2,319,397

The accompanying notes are an integral part of these financial statements.	85

GOLDMAN SACHS STRATEGIC INCOME FUND

Schedule of Investments (continued)

March 31, 2019

Principal Amount		Interest Rate	Maturity Date	Value

Mortgage-Backed Obligations – (continued)
Interest Only(i) – (continued)
	GNMA REMIC Series 2014-133, Class BS(b) (-1x1M LIBOR + 5.600%)
	$8,636,207	3.115%	09/20/44	$1,166,281
	GNMA REMIC Series 2014-180, Class PI
	9,970,316	4.000	08/20/44	1,574,611
	GNMA REMIC Series 2015-111, Class SM(b) (-1x1M LIBOR + 6.200%)
	11,433,195	3.715	08/20/45	1,721,230
	GNMA REMIC Series 2015-126, Class LS(b) (e) (-1x1M LIBOR + 6.200%)
	7,444,681	3.715	09/20/45	1,120,772
	GNMA REMIC Series 2015-129, Class IC
	3,705,071	4.500	09/16/45	703,456
	GNMA REMIC Series 2015-133, Class SA(b) (-1x1M LIBOR + 5.700%)
	4,247,686	3.215	09/20/45	564,908
	GNMA REMIC Series 2015-133, Class SB(b) (-1x1M LIBOR + 5.700%)
	5,955,494	3.215	09/20/45	760,867
	GNMA REMIC Series 2015-144, Class QS(b)(e) (-1x1M LIBOR + 5.700%)
	12,149,064	3.215	10/20/45	1,618,783
	GNMA REMIC Series 2015-168, Class SD(b) (-1x1M LIBOR + 6.200%)
	21,058,126	3.715	11/20/45	3,402,235
	GNMA REMIC Series 2015-95, Class GI
	33,937,180	4.500	07/16/45	7,201,235
	GNMA REMIC Series 2016-6, Class S(b) (-1x1M LIBOR + 5.650%)
	15,429,670	3.165	01/20/46	2,109,083

				43,638,126

Regular Floater(b) – 0.3%
	FHLMC REMIC Series 3231, Class FB (1M LIBOR + 0.350%)
	385,068	2.839	10/15/36	383,465
	FHLMC REMIC Series 3314, Class FC (1M LIBOR + 0.400%)
	234,424	2.889	12/15/36	233,893
	FHLMC REMIC Series 3371, Class FA (1M LIBOR + 0.600%)
	341,012	3.089	09/15/37	343,422
	FHLMC REMIC Series 3545, Class FA (1M LIBOR + 0.850%)
	227,028	3.339	06/15/39	229,244
	FHLMC REMIC Series 3827, Class KF (1M LIBOR + 0.370%)
	592,225	2.859	03/15/41	591,269
	FNMA REMIC Series 2006-45, Class TF (1M LIBOR + 0.400%)
	723,604	2.890	06/25/36	723,035
	FNMA REMIC Series 2006-76, Class QF (1M LIBOR + 0.400%)
	780,214	2.890	08/25/36	779,603
	FNMA REMIC Series 2006-79, Class PF (1M LIBOR + 0.400%)
	804,305	2.890	08/25/36	802,676
	FNMA REMIC Series 2007-33, Class HF (1M LIBOR + 0.350%)
	997,218	2.840	04/25/37	993,117
	FNMA REMIC Series 2007-75, Class VF (1M LIBOR + 0.450%)
	285,508	2.940	08/25/37	285,836
	FNMA REMIC Series 2009-84, Class WF (1M LIBOR + 1.100%)
	106,790	3.590	10/25/39	108,382

				5,473,942

Mortgage-Backed Obligations – (continued)
Sequential Fixed Rate – 0.5%
	Citicorp Mortgage Securities, Inc. Series 2007-4, Class 2A1
	40,967	5.500	05/25/22	40,542
	Countrywide Alternative Loan Trust Series 2005-77T1, Class 1A2
	1,642,689	6.000	02/25/36	1,171,858
	Countrywide Home Mortgage Pass-Through Trust Series 2007-1, Class A4
	836,969	6.000	03/25/37	687,262
	Countrywide Home Mortgage Pass-Through Trust Series 2007-10, Class A5
	1,349,948	6.000	07/25/37	1,086,502
	Morgan Stanley Mortgage Loan Trust Series 2005-4, Class 1A
	130,035	5.000	08/25/35	126,751
	Residential Accredit Loans, Inc. Series 2006-QS2, Class 1A9
	436,057	5.500	02/25/36	388,333
	Residential Accredit Loans, Inc. Series 2006-QS6, Class 1A13
	715,152	6.000	06/25/36	637,451
	Residential Accredit Loans, Inc. Series 2006-QS9, Class 1A11
	1,423,589	6.500	07/25/36	1,257,134
	Residential Asset Securitization Trust Series 2006-A8, Class 1A1
	1,150,846	6.000	08/25/36	995,050
	Residential Funding Mortgage Securities I Series 2007-S9, Class 1A1
	3,377,649	6.000	10/25/37	2,577,392

				8,968,275

Sequential Floating Rate(b) – 7.4%
	American Home Mortgage Investment Trust Series 2007-2, Class 11A1 (1M USD LIBOR + 0.230%)
	3,612,691	2.950	03/25/47	2,266,583
	Banc of America Funding Trust Series 2006-H, Class 6A1 (1M USD LIBOR + 0.190%)
	15,980,714	2.670	10/20/36	13,622,740
	Banc of America Funding Trust Series 2007-2, Class 2A1
	48,332	4.578	03/25/37	47,662
	Countrywide Alternative Loan Trust Series 2005-26CB, Class A1 (1M USD LIBOR + 0.500%)
	550,455	2.990	07/25/35	450,736
	Countrywide Alternative Loan Trust Series 2005-64CB, Class 1A12 (1M USD LIBOR + 0.800%)
	721,765	3.290	12/25/35	650,814
	Countrywide Alternative Loan Trust Series 2005-9CB, Class 1A5 (1M USD LIBOR + 0.500%)
	586,314	2.990	05/25/35	517,724
	Countrywide Alternative Loan Trust Series 2006-0C8, Class 2A2B (1M USD LIBOR + 0.170%)
	966,287	2.660	11/25/36	998,526
	Countrywide Alternative Loan Trust Series 2007-16CB, Class 4A3 (1M USD LIBOR + 0.500%)
	3,588,536	2.990	08/25/37	2,971,393
	Credit Suisse European Mortgage Capital Ltd. Series 2015-1HWA, Class A(d)(h) (3M EURIBOR + 2.750%)
EUR	13,675,406	2.750	04/20/20	15,343,459
	FHLMC Structured Agency Credit Risk Debt Notes Trust Series 2016-DNA3, Class M3 (1M USD LIBOR + 5.000%)
	$1,190,000	7.490	12/25/28	1,348,552

86	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INCOME FUND

Principal Amount		Interest Rate	Maturity Date	Value

Mortgage-Backed Obligations – (continued)
Sequential Floating Rate(b) – (continued)
	FHLMC Structured Agency Credit Risk Debt Notes Trust Series 2019-DNA1, Class M2(d) (1M USD LIBOR + 2.650%)
	$1,030,000	5.140%	01/25/49	$1,042,766
	FNMA Connecticut Avenue Securities Series 2018-C06, Class 1M2 (1M USD LIBOR + 2.000%)
	1,541,000	4.490	03/25/31	1,522,031
	FNMA Connecticut Avenue Securities Trust Series 2018-R07, Class 1M2(d) (1M USD LIBOR + 2.400%)
	3,180,000	4.890	04/25/31	3,202,161
	Indymac Index Mortgage Loan Trust Series 2005-AR10, Class A1 (1M USD LIBOR + 0.260%)
	3,430,522	3.010	06/25/35	3,292,207
	JPMorgan Alternative Loan Trust Series 2006-A2, Class 2A2
	4,403,219	4.245	05/25/36	3,792,561
	Lehman XS Trust Series 2007-5H, Class 3A4
	4,257,131	3.327	05/25/37	3,750,382
	London Wall Mortgage Capital PLC Series 2017-FL1, Class A (3M GBP LIBOR + 0.850%)
GBP	10,193,029	1.737	11/15/49	13,252,648
	Master Adjustable Rate Mortgages Trust Series 2006-OA2, Class 1A1 (12M MTA + 0.800%)
	$6,047,121	3.132	12/25/46	9,184,313
	Master Adjustable Rate Mortgages Trust Series 2006-OA2, Class 4A1A (12M MTA + 0.850%)
	2,360,546	3.182	12/25/46	3,514,685
	Master Adjustable Rate Mortgages Trust Series 2007-3, Class 12A1 (1M LIBOR + 0.200%)
	1,207,959	2.690	05/25/47	1,253,566
	Nomura Asset Acceptance Corp. Alternative Loan Trust Series 2006-AR4, Class A4A (1M USD LIBOR + 0.240%)
	1,586,241	2.730	12/25/36	1,499,549
	Residential Accredit Loans, Inc. Series 2005-QA12, Class CB3
	3,138,582	5.025	12/25/35	2,877,973
	Residential Accredit Loans, Inc. Series 2005-QO5, Class A1 (12M MTA + 1.000%)
	3,427,410	3.332	01/25/46	3,080,467
	Residential Accredit Loans, Inc. Series 2006-QO1, Class 3A1 (1M USD LIBOR + 0.270%)
	1,952,407	3.030	02/25/46	1,426,415
	Residential Accredit Loans, Inc. Series 2006-QO7, Class 1A1 (12M MTA + 0.800%)
	3,689,825	3.132	09/25/46	3,474,453
	Residential Accredit Loans, Inc. Series 2006-QO7, Class 3A2 (1M USD LIBOR + 0.205%)
	175,715	2.695	09/25/46	165,536
	Residential Funding Mortgage Securities I Series 2005-SA5, Class 2A
	1,481,029	4.682	11/25/35	1,404,758
	Ripon Mortgages PLC Series 1X, Class A1 (3M GBP LIBOR + 0.800%)
GBP	2,355,655	1.689	08/20/56	3,056,672

Mortgage-Backed Obligations – (continued)
Sequential Floating Rate(b) – (continued)
	Ripon Mortgages PLC Series 1X, Class A2 (3M GBP LIBOR + 0.800%)
GBP	24,033,575	1.689	08/20/56	$31,168,390

				130,179,722

	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS			$188,260,065

Commercial Mortgage-Backed Securities – 2.2%
Sequential Fixed Rate – 0.6%
	WF-RBS Commercial Mortgage Trust Series 2012-C6, Class B
	$2,500,000	4.697%	04/15/45	$2,594,184
	CSMC Trust Series 2014-USA, Class E(d)
	9,050,000	4.373	09/15/37	8,301,918

				10,896,102

Sequential Floating Rate(b)(d) – 1.6%
	CGBAM Commercial Mortgage Trust Series 2015-SMRT, Class E
	12,450,000	3.786	04/10/28	12,558,556
	Exantas Capital Corp. Ltd. Series 2018-RSO6, Class A (1M LIBOR + 0.830%)
	15,900,000	3.314	06/15/35	15,840,544

				28,399,100

	TOTAL COMMERCIAL MORTGAGE- BACKED SECURITIES			$39,295,202

Federal Agencies – 0.1%
FHLMC – 0.1%
	$15,328	5.000%	01/01/33	$16,223
	1,624	5.000	03/01/33	1,746
	8,690	5.000	04/01/33	9,344
	1,284	5.000	05/01/33	1,380
	4,763	5.000	06/01/33	5,122
	29,344	5.000	07/01/33	31,553
	42,023	5.000	08/01/33	45,189
	5,246	5.000	09/01/33	5,641
	8,681	5.000	10/01/33	9,335
	17,222	5.000	11/01/33	18,518
	10,270	5.000	12/01/33	11,043
	9,809	5.000	01/01/34	10,548
	30,170	5.000	02/01/34	32,442
	12,731	5.000	03/01/34	13,690
	21,164	5.000	04/01/34	22,759
	34,546	5.000	05/01/34	37,146
	428,555	5.000	06/01/34	460,817
	7,329	5.000	11/01/34	7,881
	120,414	5.000	04/01/35	129,478
	14,479	5.000	11/01/35	15,569

				885,424

FNMA – 0.0%
	170	5.500	04/01/19	170
	215	5.500	05/01/19	215
	1,680	5.500	06/01/19	1,679
	7,860	5.500	07/01/19	7,861
	9,199	5.500	08/01/19	9,198

The accompanying notes are an integral part of these financial statements.	87

GOLDMAN SACHS STRATEGIC INCOME FUND

Schedule of Investments (continued)

March 31, 2019

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Obligations – (continued)
FNMA – (continued)
$10,598	5.500%	09/01/19	$10,610
3,653	5.500	10/01/19	3,659
5,402	5.500	11/01/19	5,416
9,297	5.500	12/01/19	9,326
833	5.500	01/01/20	836
63	5.500	06/01/20	63
75,840	5.500	07/01/20	76,063
68,210	5.500	05/01/25	69,162
42,708	4.500	08/01/37	45,112
10,275	4.500	04/01/39	10,900
15,214	4.000	08/01/39	15,821
8,694	4.000	09/01/39	9,041
41,026	4.500	10/01/39	43,665
6,986	4.500	05/01/41	7,431
25,449	4.500	06/01/41	26,959
35,999	4.500	08/01/41	38,382
8,289	4.500	10/01/41	8,817
3,750	4.500	11/01/42	3,932
39,060	4.500	12/01/43	41,548

			445,866

TOTAL FEDERAL AGENCIES			$1,331,290

TOTAL MORTGAGE-BACKED OBLIGATIONS
(Cost $209,283,940)			$228,886,557

Asset-Backed Securities(b) – 31.2%
Collateralized Loan Obligations(d) – 12.0%
ACIS CLO Ltd. Series 2014-4A, Class A (3M USD LIBOR + 1.420%)
$67,000,000	3.961%	05/01/26	$67,013,132
Crown Point CLO III Ltd. Series 2015-3A, Class A1AR (3M USD LIBOR + 0.910%)
31,350,000	3.346	12/31/27	31,223,785
Madison Park Funding XXX Ltd. Series 2018-30A, Class A (3M USD LIBOR + 0.750%)
36,000,000	3.186	04/15/29	35,369,928
OCP CLO Ltd. Series 2014-5A, Class A2R (3M USD LIBOR + 1.400%)
2,950,000	3.908	04/26/31	2,880,126
OCP CLO Ltd. Series 2014-5A, Class BR (3M USD LIBOR + 1.800%)
2,200,000	4.308	04/26/31	2,093,679
OCP CLO Ltd. Series 2015-10A, Class A1R (3M USD LIBOR + 0.820%)
27,800,000	3.328	10/26/27	27,623,331
OCP CLO Ltd. Series 2015-8A, Class A2AR (3M USD LIBOR + 1.450%)
850,000	3.899	04/17/27	841,583
Recette CLO Ltd. Series 2015-1A, Class AR (3M USD LIBOR + 0.920%)
45,100,000	3.389	10/20/27	44,872,606

			211,918,170

Asset-Backed Securities(b) – (continued)
Home Equity – 1.4%
ACE Securities Corp. Home Equity Loan Trust Series 2007-ASAP1, Class A2C (1M USD LIBOR + 0.260%)
8,605,504	2.750	03/25/37	5,254,770
ACE Securities Corp. Home Equity Loan Trust Series 2007-HE2, Class A2D (1M USD LIBOR + 0.270%)
16,327,976	2.760	05/25/36	14,975,877
Lehman XS Trust Series 2007-3, Class 1BA2 (6M USD LIBOR + 0.500%)
189,402	3.356	03/25/37	180,342
Morgan Stanley Mortgage Loan Trust Series 2006-16AX, Class 1A (1M USD LIBOR + 0.170%)
830,011	2.660	11/25/36	313,325
Structured Asset Securities Corp. Mortgage Loan Trust Series 2007-EQ1, Class A1 (1M USD LIBOR + 0.215%)
3,986,250	2.705	03/25/37	3,299,917
Wachovia Mortgage Loan Trust Series 2005-WMC1, Class M1 (1M USD LIBOR + 0.660%)
1,356,884	3.150	10/25/35	1,349,468

			25,373,699

Other(d) – 1.3%
Orec Ltd. Series 2018-CRE1, Class A (1M USD LIBOR + 1.180%)
3,947,000	3.669	06/15/36	3,947,013
Ready Capital Mortgage Financing LLC Series 2018-FL2, Class A (1M USD LIBOR + 0.850%)
5,575,965	3.340	06/25/35	5,564,979
TPG Real Estate Finance Issuer Ltd. Series 2018-FL2, Class A (1M USD LIBOR + 1.130%)
13,225,000	3.619	11/15/37	13,224,931

			22,736,923

Student Loan – 16.5%
Academic Loan Funding Trust Series 2012-1A, Class A2(d) (1M USD LIBOR + 1.100%)
39,984,932	3.590	12/27/44	40,179,646
Access Group, Inc. Series 2015-1, Class A(d) (1M USD LIBOR + 0.700%)
22,367,574	3.190	07/25/56	21,752,935
Bank of America Student Loan Trust Series 2010-1A, Class A(d) (3M USD LIBOR + 0.800%)
75,687	3.290	02/25/43	75,993
EFS Volunteer No. 2 LLC Series 2012-1, Class A2(d) (1M USD LIBOR + 1.350%)
40,450,000	3.840	03/25/36	41,227,235
EFS Volunteer No. 3 LLC Series 2012-1, Class A3(d) (1M USD LIBOR + 1.000%)
24,940,137	3.490	04/25/33	25,050,542
Montana Higher Education Student Assistance Corp. Series 2012-1, Class A3 (1M USD LIBOR + 1.050%)
22,700,000	3.530	07/20/43	22,771,031
Nelnet Student Loan Trust Series 2006-2, Class A7(d) (3M Euribor + 0.580%)
23,300,000	3.070	01/25/37	22,825,516

88	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INCOME FUND

Principal Amount		Interest Rate		Maturity Date	Value

Asset-Backed Securities(b) – (continued)
Student Loan – (continued)
	Panhandle-Plains Higher Education Authority, Inc. Series 2011-1, Class A2 (3M USD LIBOR + 0.950%)
	$662,529	3.346%		07/01/24	$662,976
	Scholar Funding Trust Series 2010-A, Class A(d) (3M USD LIBOR + 0.750%)
	22,116,316	3.259		10/28/41	21,915,321
	SLC Student Loan Trust Series 2005-3, Class A3 (3M USD LIBOR + 0.120%)
	6,575,864	2.908		06/15/29	6,539,620
	SLM Student Loan Trust Series 2003-7A, Class A5A(d) (3M USD LIBOR + 1.200%)
	27,002,310	3.988		12/15/33	27,010,715
	SLM Student Loan Trust Series 2006-10, Class A5A (3M USD LIBOR + 0.100%)
	125,187	2.590		04/25/27	125,101
	SLM Student Loan Trust Series 2008-2, Class A3 (3M USD LIBOR + 0.750%)
	12,556,460	3.240		04/25/23	12,473,958
	SLM Student Loan Trust Series 2008-3, Class A3 (3M USD LIBOR + 1.000%)
	13,603,315	3.490		10/25/21	13,627,025
	SLM Student Loan Trust Series 2008-6, Class A4 (3M USD LIBOR + 1.100%)
	18,860,029	3.590		07/25/23	18,983,918
	SLM Student Loan Trust Series 2008-8, Class A4 (3M USD LIBOR + 1.500%)
	7,845,671	3.990		04/25/23	7,920,516
	South Texas Higher Education Authority, Inc. Series 2013-1, Class A1 (1M USD LIBOR + 0.600%)
	6,992,899	3.109		12/03/29	6,974,019
	Wachovia Student Loan Trust Series 2005-1, Class A5 (3M USD LIBOR + 0.130%)
	1,722,983	2.620		01/26/26	1,722,643

					291,838,710

	TOTAL ASSET-BACKED SECURITIES
	(Cost $544,551,737)				$551,867,502

Foreign Debt Obligations – 5.8%
Sovereign – 5.8%
	Dominican Republic
DOP	61,100,000	10.375%		03/04/22	$1,232,952
	98,700,000	14.500		02/10/23	2,200,944
	$1,000,000	8.625		04/20/27	1,172,565
DOP	30,000,000	18.500		02/04/28	822,315
	58,700,000	11.375		07/06/29	1,251,920
	Japanese Government CPI Linked Bond
JPY	4,948,270,257	0.100		03/10/26	46,379,709
	Republic of Argentina
EUR	13,530,000	3.375		01/15/23	12,142,205
	16,660,000	5.250		01/15/28	13,722,022
	460,000	3.380	(j)	12/31/38	292,216
	1,050,000	6.250		11/09/47	848,043
	$410,000	6.875		01/11/48	300,532

Foreign Debt Obligations – (continued)
Sovereign – (continued)
	(Argentina Blended Historical Policy Rate + 0.000%)
ARS	76,600,000	54.470	%(b)	06/21/20	1,947,108
	Republic of Indonesia
	$5,310,000	4.450		02/11/24	5,520,122
	Republic of South Africa
ZAR	73,460,000	8.250		03/31/32	4,663,155
	101,925,000	6.250		03/31/36	5,128,744
	United Mexican States
MXN	15,162,300	6.500		06/10/21	760,136
	68,477,500	8.000		12/07/23	3,550,588
	1,546,000	7.750		11/23/34	75,915
	15,377,700	8.500		11/18/38	797,610
	2,663,200	8.000		11/07/47	129,685

	TOTAL FOREIGN DEBT OBLIGATIONS
	(Cost $116,785,804)				$102,938,486

Municipal Debt Obligations – 1.8%
Illinois – 0.5%
	Illinois State GO Bonds Build America Series 2010(e)
	$4,470,000	7.350%		07/01/35	$5,078,948
	Illinois State GO Bonds Taxable-Pension Series 2003
	4,280,000	5.100		06/01/33	4,205,614

					9,284,562

Minnesota(b)(e) – 0.3%
	Northstar Education Finance, Inc. (Student Loan Asset Backed) Series 2007-1, Class A1 (3M USD LIBOR + 0.100%)
	4,430,052	2.871		04/28/30	4,413,406

Puerto Rico – 1.0%
	Puerto Rico Sales Tax Financing Corp. Sales Tax RB Series 2018 A-1
	365,000	0.000	(k)	07/01/24	306,465
	619,000	0.000	(k)	07/01/27	461,551
	603,000	0.000	(e)(k)	07/01/29	399,831
	777,000	0.000	(e)(k)	07/01/31	459,658
	875,000	0.000	(e)(k)	07/01/33	464,345
	641,000	4.500	(e)	07/01/34	648,070
	324,000	4.550	(e)	07/01/40	318,823
	8,325,000	0.000	(e)(k)	07/01/46	1,790,708
	6,782,000	0.000	(e)(k)	07/01/51	1,073,048
	2,379,000	4.750	(e)	07/01/53	2,255,696
	6,017,000	5.000	(e)	07/01/58	5,945,097
	Puerto Rico Sales Tax Financing Corp. Sales Tax RB Series 2018 A-2(e)
	3,295,000	4.550		07/01/40	2,907,870
	99,000	4.750		07/01/53	84,895
	1,321,000	5.000		07/01/58	1,155,888

					18,271,945

	TOTAL MUNICIPAL DEBT OBLIGATIONS
	(Cost $31,181,815)				$31,969,913

The accompanying notes are an integral part of these financial statements.	89

GOLDMAN SACHS STRATEGIC INCOME FUND

Schedule of Investments (continued)

March 31, 2019

Principal Amount	Interest Rate	Maturity Date	Value

U.S. Treasury Obligations(l) – 3.9%
United States Treasury Bonds
$10,000	2.750%	11/15/47	$9,879
2,880,000	3.000	02/15/48	2,986,886
United States Treasury Inflation Indexed Notes
42,186,540	0.375	07/15/27	41,899,264
21,949,322	0.750	07/15/28	22,461,176
United States Treasury Notes
600,000	2.625	08/31/20	602,123
1,470,000	2.750	02/28/25	1,507,922

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $66,115,853)			$69,467,250

Shares	Description	Value

Common Stocks(m)(n) – 1.6%
Oil, Gas & Consumable Fuels – 1.6%
2,064,330	Montage Resources Corp.	$28,801,743
(Cost $69,796,760)

Units	Expiration Date	Value

Warrant(g) – 0.0%
True Religion Warrant
2,355	10/27/22	$—
True Religion Warrant 2
8,897	10/27/22	—

TOTAL WARRANT
(Cost $ —)		$—

Shares	Dividend Rate	Value

Investment Company(m) – 1.2%
Goldman Sachs Financial Square Government Fund – Institutional Shares
21,405,495	2.437%	$21,405,495
(Cost $21,405,495)

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT
(Cost $1,633,329,255)		$1,581,746,631

Principal Amount	Interest Rate	Maturity Date	Value

Short-term Investments(k) – 6.5%
Certificate of Deposit – 0.6%
First Republic Bank
$10,000,000	0.000%	04/01/19	$10,000,024

Commercial Paper – 5.9%
Anheuser-Busch InBev Worldwide, Inc.(d)
7,000,000	0.000	06/12/19	6,960,479

Short-term Investments(k) – (continued)
Commercial Paper – (continued)
BAT International Finance PLC(d)
12,000,000	0.000	04/08/19	11,991,143
Bell Canada, Inc.(d)
5,000,000	0.000	07/19/19	4,955,916
Duke Energy Corp.(d)
7,500,000	0.000	06/21/19	7,450,160
4,000,000	0.000	08/16/19	3,953,598
Electricite de France SA(d)
8,000,000	0.000	04/03/19	7,997,061
General Electric Co.
10,000,000	0.000	04/25/19	9,979,503
4,500,000	0.000	06/03/19	4,476,801
Marriott International, Inc.(d)
6,000,000	0.000	04/24/19	5,988,170
11,000,000	0.000	04/30/19	10,973,180
Mondelez International, Inc.(d)
11,675,000	0.000	06/06/19	11,611,941
Suncor Energy, Inc. (d)
8,100,000	0.000	06/03/19	8,058,242
VW Credit, Inc.(d)
2,500,000	0.000	06/12/19	2,485,260
Walgreens Boots Alliance, Inc.
7,700,000	0.000	07/16/19	7,632,576

			104,514,030

TOTAL SHORT-TERM INVESTMENTS
(Cost $114,523,101)			$114,514,054

TOTAL INVESTMENTS – 96.0%
(Cost $1,747,852,356)			$1,696,260,685

OTHER ASSETS IN EXCESS OF LIABILITIES – 4.0%			71,120,577

NET ASSETS – 100.0%			$1,767,381,262

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Bank Loans often require prepayments from excess cash flows or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. As bank loan positions may involve multiple underlying tranches for which the aggregate position is presented, the stated interest rate represents the weighted average interest rate of all contracts on March 31, 2019. Bank Loans typically have rates of interest which are predetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates are primarily the London-Interbank Offered Rate (“LIBOR”), and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.

(b)	Variable rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect on March 31, 2019.

90	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INCOME FUND

(c)	This position represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate.

(d)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(e)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.

(f)	Pay-in-kind securities.

(g)	Security is currently in default and/or non-income producing.

(h)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.

(i)	Security with a notional or nominal principal amount. The actual effective yield of this security is different than the stated interest rate.

(j)	Coupon changes periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect on March 31, 2019.

(k)	Issued with a zero coupon. Income is recognized through the accretion of discount.

(l)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.

(m)	Represents an affiliated issuer.

(n)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered and the registration statement is effective. Disposal of these securities may involve time consuming negotiations and prompt sale at an acceptable price may be difficult. Total market value of restricted securities amounts to $28,801,743, which represents approximately 1.6% of the Fund’s net assets as of March 31, 2019.

Restricted Security	Acquisition Date	Cost
Montage Resources Corp. (Common Stocks)	05/06/16 – 08/18/16	$69,796,760

Currency Abbreviations:
ARS	—Argentine Peso
AUD	—Australian Dollar
BRL	—Brazilian Real
CAD	—Canadian Dollar
CHF	—Swiss Franc
CLP	—Chilean Peso
CNH	—Chinese Yuan Renminbi Offshore
COP	—Colombian Peso
CZK	—Czech Koruna
DOP	—Dominican Peso
EUR	—Euro
GBP	—British Pound
HUF	—Hungarian Forint
IDR	—Indonesian Rupiah
INR	—Indian Rupee
JPY	—Japanese Yen
KRW	—South Korean Won
MXN	—Mexican Peso
MYR	—Malaysian Ringgit
NOK	—Norwegian Krone
NZD	—New Zealand Dollar
PHP	—Philippine Peso
PLN	—Polish Zloty
RON	—New Romanian Leu
RUB	—Russian Ruble
SEK	—Swedish Krona
SGD	—Singapore Dollar
TRY	—Turkish Lira
TWD	—Taiwan Dollar
USD	—U.S. Dollar
ZAR	—South African Rand

Investment Abbreviations:
AUDOR	—Australian Dollar Offered Rate
CDOR	—Canadian Dollar Offered Rate
CHFOR	—Swiss Franc Offered Rate
CLO	—Collateralized Loan Obligation
CMT	—Constant Maturity Treasury Indexes
CPI	—Consumer Price Index
EURO	—Euro Offered Rate
FHLMC	—Federal Home Loan Mortgage Corp.
FNMA	—Federal National Mortgage Association
GNMA	—Government National Mortgage Association
GO	—General Obligation
JIBAR	—Johannesburg Interbank Agreed Rate
JYOR	—Japanese Yen Offered Rate
KWCDC	—South Korean Won Certificate of Deposit
LIBOR	—London Interbank Offered Rate
LLC	—Limited Liability Company
LP	—Limited Partnership
MTA	—Monthly Treasury Average
NIBOR	—Norwegian Interbank Offered Rate
NZDOR	—New Zealand Dollar Offered Rate
PI	—Private Investment
PLC	—Public Limited Company
RB	—Revenue Bond
REIT	—Real Estate Investment Trust
REMIC	—Real Estate Mortgage Investment Conduit
STIBOR	—Stockholm Interbank Offered Rate
STRIPS	—Separate Trading of Registered Interest and Principal of Securities
TIIE	—La Tasa de Interbank Equilibrium Interest Rate

The accompanying notes are an integral part of these financial statements.	91

GOLDMAN SACHS STRATEGIC INCOME FUND

Schedule of Investments (continued)

March 31, 2019

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At March 31, 2019, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Gain
MS & Co. Int. PLC	ARS	39,194,394	USD	827,410	06/04/19	$2,831
	AUD	3,311,368	EUR	2,062,019	06/19/19	25,954
	AUD	60,088,990	USD	42,640,004	06/19/19	89,743
	BRL	116,184,589	USD	29,565,766	05/03/19	44,155
	CAD	114,403,591	USD	85,692,365	06/19/19	87,833
	CHF	6,708,994	USD	6,760,539	06/19/19	28,353
	CNH	179,284,347	USD	26,632,453	06/19/19	29,031
	COP	99,438,378,930	USD	31,162,723	04/01/19	26,586
	COP	10,270,974,792	USD	3,216,704	04/15/19	2,081
	EUR	2,944,904	GBP	2,538,007	06/19/19	7,046
	EUR	3,189,687	JPY	395,929,472	06/19/19	7,531
	EUR	15,683,124	PLN	67,644,183	06/19/19	49,167
	EUR	5,122,838	SEK	53,459,373	06/19/19	914
	EUR	6,305,500	USD	7,117,371	06/19/19	3,884
	GBP	2,630,855	USD	3,392,256	04/12/19	36,394
	IDR	156,673,753,534	USD	10,929,980	04/25/19	22,280
	INR	2,862,020,578	USD	40,304,170	04/02/19	976,533
	JPY	794,807,126	EUR	6,379,996	06/19/19	11,003
	JPY	7,407,480,104	USD	66,859,073	06/19/19	396,592
	KRW	8,168,447,009	USD	7,184,893	04/18/19	832
	MXN	388,048,096	USD	19,678,394	06/19/19	58,808
	NOK	189,608,213	EUR	19,418,533	06/19/19	120,860
	NOK	17,381,598	USD	2,019,096	06/19/19	2,400
	NZD	4,781,262	EUR	2,872,873	06/19/19	16,520
	PHP	479,029,558	USD	9,033,737	04/12/19	59,834
	RUB	2,829,092,619	USD	42,404,874	04/15/19	604,835
	SEK	102,226,707	EUR	9,658,425	06/19/19	153,686
	SGD	57,663,606	USD	42,533,880	06/19/19	78,622
	USD	1,459,695	ARS	60,840,081	04/22/19	96,989
	USD	1,341,910	AUD	1,874,163	04/04/19	11,043
	USD	9,708,489	AUD	13,626,943	06/19/19	18,265
	USD	29,061,546	BRL	110,472,574	04/02/19	850,620
	USD	4,310,327	BRL	16,876,523	05/03/19	9,304
	USD	6,938,204	CAD	9,242,000	04/08/19	20,884
	USD	7,255,663	CAD	9,671,131	06/19/19	4,216
	USD	38,876,214	CLP	25,926,178,018	04/04/19	777,455
	USD	6,131,894	CLP	4,130,846,577	04/18/19	61,453
	USD	765,052	CLP	507,458,720	04/22/19	19,317
	USD	762,186	CLP	504,498,251	04/25/19	20,799
	USD	5,521,805	CNH	37,127,282	06/19/19	585
	USD	31,841,624	COP	99,438,378,930	04/01/19	652,315
	USD	7,621,958	COP	23,901,843,316	04/15/19	131,443
	USD	65,783,480	EUR	57,496,044	04/26/19	1,145,245
	USD	146,926,498	EUR	129,003,717	06/19/19	1,233,310
	USD	4,162,338	GBP	3,150,000	04/12/19	57,114
	USD	43,349,605	GBP	32,464,851	06/19/19	896,661
	USD	3,726,477	HUF	1,028,507,561	06/19/19	113,544
	USD	3,616,134	IDR	51,231,573,911	04/25/19	34,796
	USD	68,109,647	INR	4,701,188,047	04/02/19	301,489

92	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN (continued)

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Gain
MS & Co. Int. PLC (continued)	USD	48,462,764	JPY	5,217,431,770	04/03/19	$1,375,806
	USD	42,572,080	JPY	4,666,987,616	06/19/19	198,513
	USD	3,717,189	KRW	4,214,326,371	04/05/19	8,864
	USD	7,002,158	KRW	7,901,767,645	04/18/19	51,030
	USD	7,845,240	KRW	8,900,484,317	04/30/19	13,822
	USD	13,823,154	MXN	266,260,674	04/25/19	160,741
	USD	24,984,811	MXN	485,984,199	06/19/19	266,306
	USD	9,046,551	NOK	77,213,403	06/19/19	66,561
	USD	14,339,761	PHP	750,586,095	04/12/19	91,145
	USD	4,536,505	PLN	17,091,000	05/30/19	76,280
	USD	6,896,442	RON	29,106,433	06/19/19	76,959
	USD	11,425,603	RUB	740,249,397	04/15/19	171,849
	USD	21,596,447	SGD	29,166,200	06/19/19	43,083
	USD	8,976,862	TRY	51,935,169	06/19/19	308,671
	USD	8,549,819	TWD	263,505,410	04/08/19	10,360
	USD	9,327,740	TWD	286,313,015	04/11/19	48,151
	USD	5,804,264	TWD	178,883,928	04/29/19	2,769
	USD	10,217,562	ZAR	143,043,818	04/03/19	307,421
	USD	12,248,454	ZAR	176,649,374	06/19/19	122,750
	ZAR	378,039,091	USD	25,883,212	06/19/19	66,441

TOTAL						$12,868,677

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Loss
MS & Co. Int. PLC	ARS	39,194,394	USD	947,869	04/03/19	$(47,639)
	ARS	508,397,462	USD	12,262,810	04/22/19	(875,644)
	ARS	63,477,955	USD	1,452,000	04/26/19	(37,603)
	ARS	138,312,193	USD	3,138,110	05/28/19	(184,059)
	AUD	15,358,284	USD	10,966,119	06/19/19	(44,725)
	BRL	226,657,164	USD	59,764,233	04/02/19	(1,883,727)
	CAD	8,510,256	USD	6,486,204	04/08/19	(116,569)
	CLP	25,926,178,018	USD	39,143,000	04/04/19	(1,044,243)
	CLP	15,781,554,814	USD	23,310,259	04/18/19	(118,646)
	CLP	509,524,359	USD	765,052	04/22/19	(16,282)
	CLP	508,377,775	USD	762,186	04/25/19	(15,098)
	COP	99,438,378,931	USD	32,040,772	04/01/19	(851,463)
	COP	66,160,988,220	USD	21,062,304	04/15/19	(328,343)
	COP	5,551,196,272	USD	1,741,561	05/02/19	(3,688)
	CZK	197,348,159	EUR	7,651,313	06/19/19	(45,849)
	CZK	227,604,007	USD	10,064,739	06/19/19	(151,642)
	EUR	6,361,308	AUD	10,138,064	06/19/19	(24,974)
	EUR	12,711,735	GBP	10,995,828	06/19/19	(22,512)
	EUR	1,941,572	JPY	242,751,839	06/19/19	(11,290)
	EUR	14,650,216	NOK	142,590,901	06/19/19	(37,910)
	EUR	11,115,420	SEK	116,588,546	06/19/19	(62,247)
	EUR	12,775,297	USD	14,612,598	04/26/19	(250,347)
	EUR	26,004,134	USD	29,615,039	06/19/19	(246,695)
	EUR	3,169,793	ZAR	52,176,371	06/19/19	(1,656)
	GBP	1,531,912	CAD	2,710,113	06/19/19	(28,834)

The accompanying notes are an integral part of these financial statements.	93

GOLDMAN SACHS STRATEGIC INCOME FUND

Schedule of Investments (continued)

March 31, 2019

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS (continued)

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Loss
MS & Co. Int. PLC (continued)	GBP	33,172,883	EUR	38,548,224	06/19/19	$(156,476)
	GBP	2,334,700	USD	3,044,208	04/12/19	(1,521)
	GBP	14,775,647	USD	19,557,586	06/19/19	(236,083)
	HUF	1,429,012,831	EUR	4,454,814	06/19/19	(11,318)
	HUF	731,636,335	PLN	9,893,930	06/19/19	(13,368)
	IDR	105,072,772,009	USD	7,388,664	04/05/19	(21,598)
	IDR	164,273,415,358	USD	11,615,996	04/25/19	(132,482)
	INR	2,862,020,578	USD	41,476,275	04/02/19	(195,572)
	INR	2,091,369,660	USD	30,206,936	04/22/19	(171,373)
	JPY	987,936,218	USD	8,985,804	06/19/19	(15,911)
	KRW	4,214,326,371	USD	3,744,836	04/05/19	(36,511)
	KRW	48,551,991,741	USD	43,130,364	04/18/19	(419,525)
	MXN	229,374,427	USD	11,897,588	06/19/19	(230,969)
	MYR	24,768,852	USD	6,077,947	04/05/19	(8,213)
	NOK	13,682,350	USD	1,607,314	06/19/19	(16,044)
	NZD	36,571,452	USD	25,126,638	06/19/19	(183,059)
	PLN	224,921,636	EUR	52,163,117	06/19/19	(181,138)
	PLN	16,889,887	USD	4,483,123	05/30/19	(75,383)
	RUB	143,848,145	USD	2,231,598	04/11/19	(43,279)
	RUB	425,293,377	USD	6,574,659	04/15/19	(109,071)
	SEK	27,218,557	USD	2,957,781	06/19/19	(12,544)
	SGD	9,572,488	USD	7,099,290	06/19/19	(25,372)
	TRY	51,935,169	USD	9,034,802	06/19/19	(366,610)
	TWD	263,505,409	USD	8,557,558	04/08/19	(18,100)
	TWD	1,652,884,272	USD	53,908,692	04/11/19	(337,655)
	TWD	263,505,410	USD	8,557,843	04/29/19	(11,937)
	USD	895,872	ARS	39,194,394	04/03/19	(4,358)
	USD	2,461,515	AUD	3,465,927	06/19/19	(3,132)
	USD	29,623,812	BRL	116,184,589	04/02/19	(45,768)
	USD	9,162,367	CAD	12,260,792	06/19/19	(30,816)
	USD	17,576,637	CHF	17,487,699	06/19/19	(119,326)
	USD	15,490,444	CNH	104,384,289	06/19/19	(32,607)
	USD	31,162,723	COP	99,438,378,931	04/01/19	(26,586)
	USD	56,717,043	GBP	43,986,750	04/12/19	(608,488)
	USD	7,356,492	IDR	105,072,772,010	04/05/19	(10,574)
	USD	14,568,270	INR	1,022,853,109	04/02/19	(184,976)
	USD	9,699,400	KRW	11,039,954,324	04/30/19	(14,508)
	USD	2,483,370	MXN	48,892,111	06/19/19	(3,419)
	USD	5,104,560	NZD	7,496,102	06/19/19	(8,160)
	USD	14,679,215	RUB	970,775,754	04/15/19	(79,151)
	USD	1,766,506	SEK	16,338,943	06/19/19	(1,481)
	USD	26,258,444	SGD	35,562,869	06/19/19	(21,961)
	USD	9,686,180	TWD	298,925,186	04/29/19	(8,449)
	ZAR	180,192,521	USD	12,401,361	06/19/19	(32,448)

TOTAL						$(10,719,005)

94	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FUTURES CONTRACTS — At March 31, 2019, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
Australian 3 Year Government Bonds	210	06/17/19	$16,945,226	$23,350
Australian 10 Year Government Bonds	146	06/17/19	14,363,778	92,114
Ultra Long U.S. Treasury Bonds	273	06/19/19	45,864,000	1,724,787
Ultra 10 Year U.S. Treasury Notes	43	06/19/19	5,709,594	133,624
2 Year U.S. Treasury Notes	2,047	06/28/19	436,202,906	227,684
5 Year U.S. Treasury Notes	22	06/28/19	2,548,219	(8,514)
10 Year German Euro-Bund	186	06/06/19	34,706,101	746,663

Total				$2,939,708
Short position contracts:
Eurodollars	(1,225)	06/17/19	(298,455,938)	1,667,017
Eurodollars	(196)	09/16/19	(47,794,600)	(167,055)
Eurodollars	(4,860)	12/16/19	(1,185,475,500)	(4,860,459)
Eurodollars	(859)	12/14/20	(210,143,613)	(1,835,969)
Canada 10 Year Government Bonds	(306)	06/19/19	(31,837,647)	(678,289)
French 10 Year Government Bonds	(186)	06/06/19	(33,940,372)	(922,759)
Japan 10 Year Government Bonds	(21)	06/13/19	(29,043,400)	(102,393)
5 Year German Euro-Bobl	(187)	06/06/19	(27,928,419)	1,572
10 Year U.K. Long Gilt	(212)	06/26/19	(35,721,557)	(441,761)
10 Year U.S. Treasury Notes	(276)	06/19/19	(34,284,375)	(3,114)
20 Year U.S. Treasury Bonds	(754)	06/19/19	(112,840,812)	(2,698,214)

Total				$(10,041,424)

TOTAL FUTURES CONTRACTS				$(7,101,716)

SWAP CONTRACTS — At March 31, 2019, the Fund had the following swap contracts:

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

Payments Made by the Fund	Payments Received by Fund	Termination Date	Notional Amount (000s)			Market Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)
6M EURO(a)	0.250%(b)	06/19/23	EUR	151,640	(c)	$1,984,378	$1,146,256	$838,122
6M EURO(a)	0.500(b)	06/19/24		392,140	(c)	10,119,996	6,951,047	3,168,949
6M JYOR(a)	0.500(b)	03/22/28	JPY	7,260,860	(c)	1,165,157	1,119,958	45,199
6M EURO(a)	1.000(b)	06/19/29	EUR	27,670	(c)	1,528,582	856,222	672,360
6M CHFOR(a)	1.050(b)	08/07/28	CHF	78,600	(c)	2,867,031	(1,841,954)	4,708,985
6M EURO(a)	1.200(b)	02/12/29	EUR	119,010	(c)	1,896,334	610,239	1,286,095
6M EURO(a)	1.200(b)	02/21/29		35,360	(c)	553,875	4,314	549,561
6M EURO(a)	1.450(b)	01/15/29		72,880	(c)	2,233,830	52,585	2,181,245
3M NZDOR(d)	1.750(a)	06/19/21	NZD	681,690	(c)	1,381,133	(523,563)	1,904,696
3M KWCDC(d)	1.800	03/20/29	KRW	35,054,710		218,416	49,328	169,088
3M LIBOR(d)	2.500(a)	03/29/29		$84,120	(c)	(157,960)	6,421	(164,381)
3M LIBOR(d)	2.500(a)	03/28/29		15,880	(c)	(44,448)	(44,437)	(11)
6M AUDOR(a)	2.500	06/19/24	AUD	171,980	(c)	4,670,581	4,642,823	27,758
3M LIBOR(d)	2.750(a)	06/15/49		$33,740	(c)	226,739	(204,859)	431,598
3M LIBOR(d)	2.800(a)	02/12/29		107,180	(c)	1,207,544	124,886	1,082,658

The accompanying notes are an integral part of these financial statements.	95

GOLDMAN SACHS STRATEGIC INCOME FUND

Schedule of Investments (continued)

March 31, 2019

ADDITIONAL INVESTMENT INFORMATION (continued)

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS (continued)

Payments Made by the Fund	Payments Received by Fund	Termination Date	Notional Amount (000s)			Market Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)
3M LIBOR(d)	3.000%(a)	06/19/29		$137,870	(c)	$2,558,205	$891,356	$1,666,849
3M LIBOR(d)	3.000(a)	06/20/39		53,040	(c)	894,812	4,704	890,108
2.218%(a)	3M LIBOR(d)	08/31/23		347,040	(c)	559,012	61,418	497,594
3.000(a)	3M LIBOR(d)	06/19/21		313,600	(c)	(4,077,208)	(2,845,781)	(1,231,427)
3.000(a)	3M LIBOR(d)	06/19/24		56,760	(c)	(1,953,061)	(2,167,019)	213,958
3.000(a)	3M LIBOR(d)	06/19/49		3,600	(c)	(325,468)	(131,326)	(194,142)
2.300(b)	6M NIBOR(a)	02/21/29	NOK	383,220	(c)	(328,558)	21,056	(349,614)
3.250(a)	3M NZDOR(d)	06/19/29	NZD	28,880	(c)	(527,852)	(202,692)	(325,160)
0.500(b)	3M STIBOR(d)	06/19/24	SEK	3,287,720	(c)	(1,662,797)	72,379	(1,735,176)
0.500(b)	3M STIBOR(d)	06/19/23		1,204,270	(c)	(997,309)	(551,881)	(445,428)
1.000(b)	3M STIBOR(d)	06/19/29		240,900	(c)	(331,686)	142,855	(474,541)
3.000(a)	6M AUDOR	06/19/29	AUD	77,260	(c)	(1,406,587)	(926,475)	(480,112)
2.500(a)	6M CDOR	06/19/24	CAD	76,840	(c)	(1,639,546)	(1,830,115)	190,569
2.500(a)	6M CDOR	06/19/21		146,650	(c)	(1,315,982)	(1,164,741)	(151,241)
3.000(a)	6M CDOR	06/19/29		50,810	(c)	(1,194,863)	(1,079,471)	(115,392)
1.000(b)	6M CHFOR(a)	06/19/29	CHF	16,770	(c)	(440,591)	(320,795)	(119,796)
0.250(b)	6M EURO(a)	06/19/22	EUR	13,890	(c)	(173,271)	(122,278)	(50,993)
0.950(b)	6M EURO(a)	03/28/29		15,690	(c)	6,688	6,695	(7)
1.000(b)	6M EURO(a)	03/29/29		82,840	(c)	(295,866)	(412,622)	116,756
1.250(b)	6M EURO(a)	12/19/28		2,630		(242,822)	(76,867)	(165,955)
1.500(b)	6M EURO(a)	06/19/29		140,630	(c)	(4,058,416)	(2,692,111)	(1,366,305)
1.750(b)	6M EURO(a)	06/20/39		17,910	(c)	(355,210)	(360,693)	5,483
1.100(b)	6M GBP	08/01/23	GBP	13,670		(289,080)	(123,261)	(165,819)
1.500(a)	6M GBP	02/12/29		156,490	(c)	(1,507,577)	(14,867)	(1,492,710)
1.900(a)	6M GBP	08/03/28		50,240	(c)	(1,804,752)	(1,160,962)	(643,790)
0.350(a)	6M JYOR	01/16/29	JPY	18,502,700	(c)	(1,137,041)	(2,460,930)	1,323,889
1.000(a)	6M JYOR	06/15/49		2,466,890	(c)	(365,912)	(260,458)	(105,454)
1M BID Avg(e)	7.250	01/02/20	BRL	3		7	1	6
3M JIBAR(d)	7.500	09/19/20	ZAR	529,600		203,030	28,432	174,598
1M BID Avg(f)	7.900	01/02/23	BRL	101,125		(130,097)	(54,479)	(75,618)
Mexico IB TIIE 28D(f)	8.250	06/06/29	MXN	20,000	(c)	9,617	(529)	10,146
Mexico IB TIIE 28D(f)	9.290	10/18/28		191,075	(c)	250,227	(357,121)	607,348
7.950(f)	Mexico IB TIIE 28D	06/16/21		703,425	(c)	(22,523)	(8,660)	(13,863)
8.360(f)	Mexico IB TIIE 28D	03/18/20		3,771,775		(24,043)	(50,088)	26,045

TOTAL						$7,724,668	$(5,198,060)	$12,922,728

(a)	Payments made semi-annually.
(b)	Payments made annually.
(c)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to March 31, 2019.
(d)	Payments made quarterly.
(e)	Payments made at the termination date.
(f)	Payments made monthly.

96	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER CREDIT DEFAULT SWAP CONTRACTS

Reference Obligation/ Index	Financing Rate Paid by the Fund (a)	Credit Spread at March 31, 2019(b)	Counterparty	Termination Date	Notional Amount (000s)	Value	Upfront Premiums (Received) Paid	Unrealized Appreciation/ (Depreciation)
Protection Purchased:
People’s Republic of China, 7.500%, 10/28/27	(1.000)%	0.169%	Barclays Bank PLC	06/20/21	$10,330	$(191,257)	$20,800	$(212,057)
People’s Republic of China, 7.500%, 10/28/27	(1.000)	0.169	Citibank NA	06/20/21	2,060	(38,140)	8,908	(47,048)
People’s Republic of China, 4.250%, 10/28/19	(1.000)	0.084	Citibank NA	06/20/19	545,080	(1,325,163)	(130,167)	(1,194,996)
People’s Republic of China, 7.500%, 10/28/27	(1.000)	0.169	Deutsche Bank AG (London)	06/20/21	11,160	(206,624)	18,810	(225,434)
People’s Republic of China, 7.500%, 10/28/27	(1.000)	0.169	JPMorgan Securities, Inc.	06/20/21	3,640	(67,394)	8,407	(75,801)
People’s Republic of China, 4.250%, 10/28/19	(1.000)	0.084	JPMorgan Securities, Inc.	06/20/19	24,020	(58,395)	(6,178)	(52,217)
People’s Republic of China, 7.500%, 10/28/27	(1.000)	0.169	UBS AG (London)	06/20/21	5,910	(109,422)	13,243	(122,665)

TOTAL						$(1,996,395)	$(66,177)	$(1,930,218)

(a)	Payments made quarterly.
(b)	Credit spread on the referenced obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund or its counterparty to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS

Referenced Obligation/Index	Financing Rate Received/(Paid) by the Fund (a)	Credit Spread at March 31, 2019 (b)	Termination Date	Notional Amount (000s)		Value	Upfront Premiums (Received) Paid	Unrealized Appreciation/ (Depreciation)
Protection Purchased:
iTraxx Europe Index Series 31	(1.000)%	0.650%	06/20/24	EUR	137,200	$(2,834,204)	$(2,755,097)	$(79,107)
People’s Republic of China, 7.500%, 10/28/27	(1.000)	0.417	12/20/23		$49,090	(1,299,478)	(541,233)	(758,245)
Republic of Argentine, 7.500%, 04/22/26	(5.000)	7.847	12/20/22		9,560	801,773	402,924	398,849
Protection Sold:
CDX.NA.IG Index 32	1.000	0.635	06/20/24		73,275	1,323,022	1,118,205	204,817
Republic of Colombia, 10.375%, 01/28/33	1.000	0.980	12/20/23		16,980	20,866	(309,196)	330,062

TOTAL						$(1,988,021)	$(2,084,397)	$96,376

(a)	Payments made quarterly.
(b)	Credit spread on the referenced obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund or its counterparty to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

The accompanying notes are an integral part of these financial statements.	97

GOLDMAN SACHS STRATEGIC INCOME FUND

Schedule of Investments (continued)

March 31, 2019

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS

Reference Obligation/ Index	Financing Rate Received by the Fund#	Counterparty	Termination Date	Notional Amount (000s)	Value	Upfront Premiums (Received) Paid	Unrealized Appreciation/ (Depreciation)
Markit MBX Fannie-Mae Index, 30 yr Fixed Rate, 6.500%, Series 67	1M LIBOR	CS International (London)	01/12/38	$12,924	$60,224	$19,413	$40,811
JPGS1GAS Index(a)	0.040%	JPMorgan Securities, Inc.	03/04/20	30,648	(1,146,469)	—	(1,146,469)
Markit MBX Ginnie-Mae Index, 30 yr Fixed Rate, 4.500%, Series 10	1M LIBOR	JPMorgan Securities, Inc.	01/12/41	13,622	(52,989)	38,011	(91,000)

TOTAL					$(1,139,234)	$57,424	$(1,196,658)

#	The Fund pays/receives annual coupon payments in accordance with the swap contract(s). On the termination date of the swap contract(s), the Fund will either receive from or pay to the counterparty an amount equal to the net of the accrued financing fees and the value of the reference security subtracted from the original notional cost (notional multiplied by the price change of the reference security, converted to U.S. Dollars).
(a)	The components are shown below.

A basket (JPGS1GAS) of common stocks

Common Stocks	Sector	Shares	Value	Weight
Cabot Oil & Gas Corp	Energy	4,726	$(123,364)	10.76%
Gulfport Energy Corp	Energy	13,190	(105,780)	9.23
Southwestern Energy Co	Energy	21,315	(99,967)	8.72
CNX Resources Corp	Energy	8,371	(90,157)	7.86
Range Resources Corp	Energy	7,003	(78,715)	6.86
Antero Resources Corp	Energy	8,601	(75,947)	6.62
Encana Corp	Energy	10,479	(75,869)	6.62
Noble Energy Inc	Energy	2,743	(67,825)	5.92
Continental Resources Inc	Energy	1,464	(65,540)	5.72
QEP Resources Inc	Energy	8,408	(65,498)	5.71
Devon Energy Corp	Energy	1,777	(56,095)	4.89
Cimarex Energy Co	Energy	784	(54,787)	4.78
Murphy Oil Corp	Energy	1,749	(51,239)	4.47
Concho Resources Inc	Energy	421	(46,767)	4.08
SM Energy Co	Energy	2,574	(45,016)	3.93
Matador Resources Co	Energy	2,271	(43,903)	3.83

PURCHASED AND WRITTEN OPTIONS CONTRACTS — At March 31, 2019, the Fund had the following purchased and written options:

EXCHANGE TRADED OPTIONS ON FUTURES

Description	Counterparty	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Portfolio	Unrealized Appreciation/ (Depreciation)
Purchased option contracts
Puts
Eurodollar Futures		$97.750	06/15/2020	4,256	$10,640,000	$2,447,200	$2,169,577	$277,623

98	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER-THE-COUNTER CREDIT DEFAULT SWAPTIONS

Description	Counterparty	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Portfolio	Unrealized Appreciation/ (Depreciation)
Purchased option contracts
Calls
5Y CDS	CS International (London)	$55.000	04/17/2019	778,300,000	$778,300,000	$459,119	$329,999	$129,120
1M CDS	BoA Securities LLC	55.000	04/17/2019	819,300,000	819,300,000	332,696	455,374	(122,678)

Total Over-the-Counter Credit Default Swaptions				1,597,600,000	$1,597,600,000	$791,815	$785,373	$6,442

OVER-THE-COUNTER INTEREST RATE SWAPTIONS

Description	Counterparty	Exercise Rate	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Portfolio	Unrealized Appreciation/ (Depreciation)
Purchased option contracts
Calls
1Y IRS	Citibank NA	3.010%	11/01/2019	106,500,000	$106,500,000	$5,790,522	$1,528,043	$4,262,479
1Y IRS	Citibank NA	3.030	11/01/2019	58,900,000	58,900,000	3,296,886	832,283	2,464,603
6M IRS	Citibank NA	2.608	07/15/2019	127,500,000	127,500,000	2,831,214	1,220,477	1,610,737
6M IRS	JPMorgan Securities, Inc.	2.625	07/16/2019	54,900,000	54,900,000	1,286,137	530,313	755,824
				347,800,000	$347,800,000	$13,204,759	$4,111,116	$9,093,643
Puts
3M IRS	JPMorgan Securities, Inc.	2.665%	06/10/2019	44,100,000	44,100,000	90,184	420,052	(329,868)
3M IRS	JPMorgan Securities, Inc.	2.840	05/13/2019	64,900,000	64,900,000	13,344	371,228	(357,884)
3M IRS	JPMorgan Securities, Inc.	2.840	05/13/2019	34,600,000	34,600,000	7,114	197,912	(190,798)
3M IRS	JPMorgan Securities, Inc.	3.165	06/10/2019	44,100,000	44,100,000	2,906	26,460	(23,554)
3M IRS	JPMorgan Securities, Inc.	3.340	05/13/2019	64,900,000	64,900,000	71	18,172	(18,101)
3M IRS	JPMorgan Securities, Inc.	3.340	05/13/2019	34,600,000	34,600,000	38	9,688	(9,650)
				287,200,000	$287,200,000	$113,657	$1,043,512	$(929,855)

Total Over-the-Counter Interest Rate Swaptions				635,000,000	$635,000,000	$13,318,416	$5,154,628	$8,163,788

Total purchased option contracts				2,232,604,256	$2,243,240,000	$16,557,431	$8,109,578	$8,447,853
Written option contracts
Calls
1Y IRS	Citibank NA	3.098%	11/01/2019	(46,300,000)	(46,300,000)	(5,141,680)	(1,527,900)	(3,613,780)
1Y IRS	Citibank NA	3.115	11/01/2019	(25,600,000)	(25,600,000)	(2,924,562)	(832,000)	(2,092,562)
6M IRS	Citibank NA	2.724	07/15/2019	(53,900,000)	(53,900,000)	(2,258,679)	(1,074,854)	(1,183,825)
6M IRS	JPMorgan Securities, Inc.	2.730	07/16/2019	(24,400,000)	(24,400,000)	(1,048,249)	(482,825)	(565,424)
				(150,200,000)	$(150,200,000)	$(11,373,170)	$(3,917,579)	$(7,455,591)
Puts
3M IRS	JPMorgan Securities, Inc.	2.915%	06/10/2019	(88,200,000)	(88,200,000)	(33,930)	(224,910)	190,980
3M IRS	JPMorgan Securities, Inc.	3.090	05/13/2019	(129,800,000)	(129,800,000)	(2,167)	(167,117)	164,950
3M IRS	JPMorgan Securities, Inc.	3.090	05/13/2019	(69,200,000)	(69,200,000)	(1,157)	(89,095)	87,938

				(287,200,000)	$(287,200,000)	$(37,254)	$(481,122)	$443,868

Total written option contracts				(437,400,000)	$(437,400,000)	$(11,410,424)	$(4,398,701)	$(7,011,723)

The accompanying notes are an integral part of these financial statements.	99

GOLDMAN SACHS STRATEGIC INCOME FUND

Schedule of Investments (continued)

March 31, 2019

ADDITIONAL INVESTMENT INFORMATION (continued)

Abbreviations:
1M BID Avg	—1 Month Brazilian Interbank Deposit Average
BoA Securities LLC	—Bank of America Securities LLC
CDX.NA.IG Index 30	—CDX North America Investment Grade Index 30
CS International (London)	—Credit Suisse International (London)
MS & Co. Int. PLC	—Morgan Stanley & Co. International PLC
Mexico IB TIIE 28D	—Mexico Interbank TIIE 28 Days

100	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Statements of Assets and Liabilities

March 31, 2019

	Bond Fund	Core Fixed Income Fund
Assets:
Investments of unaffiliated issuers, at value (cost $476,593,846 and $1,110,985,595)	$482,734,189	$1,130,892,039
Investments of affiliated issuers, at value (cost $45,426,180 and $82,512,155)	45,426,180	82,512,155
Purchased options (cost $514,544 and $147,850)	942,741	170,200
Cash	6,919,985	16,691,047
Foreign currencies, at value (cost $68,012 and $75,860 , respectively)	63,373	71,405
Unrealized gain on forward foreign currency exchange contracts	1,459,938	762,290
Variation margin on swap contracts	140,043	121,466
Receivables:
Investments sold on an extended-settlement basis	26,859,215	82,102,115
Investments sold	10,845,850	8,659,050
Collateral on certain derivative contracts(a)	6,754,581	3,014,490
Interest	2,968,667	6,883,276
Fund shares sold	697,662	12,644,165
Reimbursement from investment adviser	165,300	126,557
Upfront payments made on swap contracts	30,650	—
Due from broker — upfront payment	169	—

Other assets	72,614	108,300

Total assets	586,081,157	1,344,758,555

Liabilities:
Forward sale contracts, at value (proceeds receivable $7,168,242 and $23,403,477, respectively)	7,216,023	23,591,347
Unrealized loss on swap contracts	232,654	—
Upfront payments received on swap contracts	11,505	—
Unrealized loss on forward foreign currency exchange contracts	1,443,256	466,559
Variation margin on futures contracts	237,275	315,926
Written option contracts, at value (premium received $247,310 and $0, respectively)	602,699	—
Payables:
Investments purchased on an extended — settlement basis	103,456,209	208,661,828
Fund shares redeemed	188,640	9,001,594
Management fees	155,800	353,132
Distribution and Service fees and Transfer Agency fees	73,846	55,445
Income distribution	73,565	46,600
Investments purchased	10,033,663	17,378,604
Collateral on other investments(b)	—	560,000

Accrued expenses	572,816	406,769

Total liabilities	124,297,951	260,837,804

Net Assets:
Paid-in capital	474,204,436	1,077,192,662

Total distributable earnings (loss)	(12,421,230)	6,728,089

NET ASSETS	$461,783,206	$1,083,920,751
Net Assets:
Class A	$85,671,430	$57,753,760
Class C	8,217,271	6,584,770
Institutional	155,541,319	181,701,915
Service	65,553	854,547
Investor	33,495,151	17,645,426
Class P	87,881,391	595,009,604
Class R	19,263,274	4,443,697

Class R6	71,647,817	219,927,032

Total Net Assets	$461,783,206	$1,083,920,751
Shares Outstanding $0.001 par value (unlimited number of shares authorized):
Class A	8,517,932	5,547,451
Class C	817,753	629,449
Institutional	15,469,471	17,385,821
Service	6,520	81,734
Investor	3,341,633	1,693,862
Class P	8,743,434	56,841,060
Class R	1,917,636	426,637

Class R6	7,127,646	21,020,853
Net asset value, offering and redemption price per share:(c)
Class A	$10.06	$10.41
Class C	10.05	10.46
Institutional	10.05	10.45
Service	10.05	10.46
Investor	10.02	10.42
Class P	10.05	10.47
Class R	10.05	10.42

Class R6	10.05	10.46

(a)	Segregated for initial margin and/or collateral as follows:

Fund	Forward Foreign Currrencies	Futures	Swaps
Bond	$3,830,000	$600,000	$2,324,581

Core Fixed Income	—	—	3,014,490

(b)	Includes segregated cash for initial margin and/or collateral on TBA transactions of $560,000 for the Core Fixed Income Fund.
(c)	Maximum public offering price per share for Class A Shares of the Bond and Core Fixed Income Funds is $10.45 and $10.82, respectively. At redemption, Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.

The accompanying notes are an integral part of these financial statements.	101

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Statements of Assets and Liabilities (continued)

March 31, 2019

	Global Income Fund	Strategic Income Fund
Assets:
Investments of unaffiliated issuers, at value (cost $592,301,802 and $1,656,650,101)	$601,992,653	$1,646,053,447
Investments of affiliated issuers, at value (cost $35,651,263 and $91,202,255)	35,651,263	50,207,238
Purchased options (cost $339,139 and $8,109,578)	707,943	16,557,431
Cash	10,352,737	28,329,535
Foreign currencies, at value (cost $613,911 and $337,817, respectively)	608,816	300,510
Unrealized gain on swap contracts	8,796	40,811
Unrealized gain on forward foreign currency exchange contracts	5,676,575	12,868,677
Variation margin on futures contracts	—	133,397
Variation margin on swap contracts	423,947	314,336
Receivables:
Investments sold on an extended-settlement basis	31,914,034	3,349,425
Investments sold	20,133,019	408,363
Collateral on certain derivative contracts(a)	8,152,147	64,672,089
Interest	3,450,482	11,890,324
Fund shares sold	178,504	715,858
Reimbursement from investment adviser	136,463	167,465
Upfront payments made on swap contracts	34,682	127,592
Due from broker — upfront payment	135	1,341

Other assets	58,729	139,044

Total assets	719,480,925	1,836,276,883

Liabilities:
Forward sale contracts, at value (proceeds receivable $14,337,383 and $0, respectively)	14,437,862	—
Unrealized loss on swap contracts	318,375	3,167,687
Upfront payments received on swap contracts	156,397	136,345
Unrealized loss on forward foreign currency exchange contracts	1,485,009	10,719,005
Variation margin on futures contracts	3,189	—
Written option contracts, at value (premium received $241,331 and $4,398,701, respectively)	566,352	11,410,424
Payables:
Investments purchased on an extended — settlement basis	64,014,077	37,442,897
Fund shares redeemed	805,956	3,345,951
Management fees	333,776	874,922
Distribution and Service fees and Transfer Agency fees	49,271	269,321
Income distribution	33,391	—
Investments purchased	20,160,793	96,593
Collateral on certain derivative contracts(b)	—	260,000

Accrued expenses	604,408	1,172,476

Total liabilities	102,968,856	68,895,621

Net Assets:
Paid-in capital	608,134,140	3,858,039,279

Total distributable earnings (loss)	8,377,929	(2,090,658,017)

NET ASSETS	$616,512,069	$1,767,381,262
Net Assets:
Class A	$63,453,135	$202,336,896
Class C	8,725,373	150,513,839
Institutional	252,456,155	950,664,895
Service	1,929,590	—
Investor	53,614,844	96,018,572
Class P	8,169,801	336,978,552
Class R	—	4,986,023

Class R6	228,163,171	25,882,485

Total Net Assets	$616,512,069	$1,767,381,262
Shares Outstanding $0.001 par value (unlimited number of shares authorized):
Class A	5,087,282	21,808,387
Class C	705,301	16,263,819
Institutional	20,274,853	102,394,474
Service	155,822	—
Investor	4,313,514	10,344,451
Class P	655,639	36,355,092
Class R	—	538,271

Class R6	18,319,584	2,788,299
Net asset value, offering and redemption price per share:(c)
Class A	$12.47	$9.28
Class C	12.37	9.25
Institutional	12.45	9.28
Service	12.38	—
Investor	12.43	9.28
Class P	12.46	9.27
Class R	—	9.26

Class R6	12.45	9.28

(a)	Segregated for initial margin and/or collateral as follows:

Fund		Forward Foreign Currrencies	Futures	Swaps
	Global Income	$3,580,000	$1,358,593	$3,213,554

	Strategic Income	28,110,000	1,013,000	35,549,089

(b)	Includes segregated cash for initial margin and/or collateral on swap transactions of $260,000 for the Strategic Income Fund.
(c)	Maximum public offering price per share for Class A Shares of the Global Income and Strategic Income Funds is $12.96 and $9.64, respectively. At redemption, Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.

102	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Statements of Operations

For the Fiscal Year Ended March 31, 2019

	Bond Fund	Core Fixed Income Fund
Investment income:

Interest (net of foreign withholding taxes of $0 and $491)	$17,053,327	$34,557,033

Dividends — affiliated issuers	120,474	601,462

Dividends — unaffiliated issuers	166	—

Total investment income	17,173,967	35,158,495

Expenses:

Management fees	2,083,133	4,307,159

Custody, accounting and administrative services	565,127	410,251

Distribution and Service fees(a)	447,943	245,954

Transfer Agency fees(a)	333,638	469,966

Professional fees	201,233	142,344

Registration fees	118,637	167,439

Printing and mailing costs	94,017	102,220

Trustee fees	16,560	17,630

Service Share fees — Service Plan	606	2,302

Service Share fees — Shareholder Administration Plan	606	2,302

Prime Broker Fees	15,827	—

Other	36,282	55,037

Total expenses	3,913,609	5,922,604

Less — expense reductions	(1,020,810)	(792,576)

Net expenses	2,892,799	5,130,028

NET INVESTMENT INCOME	14,281,168	30,028,467

Realized and unrealized gain (loss):

Net realized gain (loss) from:

Investments — unaffiliated issuers	(6,240,523)	(3,593,888)

Purchased options	(162,038)	(11,090)

Futures contracts	110,583	(475,518)

Written options	282,441	—

Swap contracts	2,909,913	1,861,521

Forward foreign currency exchange contracts	(4,748,469)	(625,216)

Foreign currency transactions	3,005	343,478

Net change in unrealized gain (loss) on:

Investments — unaffiliated issuers	9,048,482	20,080,432

Purchased options	374,320	(34,560)

Futures contracts	846,172	(120,404)

Written options	(331,898)	—

Swap contracts	125,959	406,468

Forward foreign currency exchange contracts	585,341	881,085

Foreign currency translation	(803)	(1,582)

Net realized and unrealized gain	2,802,485	18,710,726

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$17,083,653	$48,739,193

(a)	Class specific Distribution and/or Service and Transfer Agent fees were as follows:

	Distribution and/or Service Fees			Transfer Agency Fees
Fund	Class A	Class C	Class R	Class A	Class C	Institutional	Service	Investor	Class P(b)	Class R	Class R6
Bond	$242,193	$103,185	$102,565	$125,941	$13,414	$84,392	$97	$42,097	$20,786	$26,667	$20,244
Core Fixed Income	146,294	77,229	22,431	76,073	10,040	147,366	368	47,624	123,748	5,832	58,915

(b)	Class P Shares commenced operations on April 20, 2018.

The accompanying notes are an integral part of these financial statements.	103

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Statements of Operations (continued)

For the Fiscal Year Ended March 31, 2019

	Global Income Fund	Strategic Income Fund

Interest (net of foreign withholding taxes of $26,397 and $14,440)	$14,865,888	$149,303,005

Dividends — affiliated issuers	294,081	818,459

Total investment income	15,159,969	150,121,464

Management fees	4,065,367	17,478,726

Custody, accounting and administrative services	588,909	1,157,446

Transfer Agency fees(a)	349,689	1,761,173

Distribution and Service fees(a)	281,232	2,619,068

Professional fees	151,638	188,725

Printing and mailing costs	122,143	561,567

Registration fees	96,883	269,245

Trustee fees	16,729	20,624

Service Share fees — Service Plan	4,582	—

Service Share fees — Shareholder Administration Plan	4,582	—

Prime Broker Fees	24,456	229,078

Other	42,136	62,997

Total expenses	5,748,346	24,348,649

Less — expense reductions	(1,017,472)	(600,269)

Net expenses	4,730,874	23,748,380

NET INVESTMENT INCOME	10,429,095	126,373,084

Net realized gain (loss) from:

Investments — unaffiliated issuers	(386,355)	(87,378,171)

Investments — affiliated issuers	—	(3,573,102)

Purchased options	(150,704)	(3,643,628)

Futures contracts	2,081,705	(3,224,148)

Written options	262,855	6,888,046

Swap contracts	3,513,195	86,807,481

Forward foreign currency exchange contracts	15,099,871	(27,788,726)

Foreign currency transactions	(728,410)	(8,983,485)

Net change in unrealized gain (loss) on:

Investments — unaffiliated issuers	(13,154,611)	(57,558,064)

Investments — affiliated issuers	—	(28,701,480)

Purchased options	273,630	6,126,087

Futures contracts	(176,463)	910,953

Written options	(305,903)	(6,355,111)

Swap contracts	665,083	(40,368,818)

Forward foreign currency exchange contracts	6,514,041	18,391,294

Foreign currency translation	(103,186)	12,554

Net realized and unrealized gain (loss)	13,404,748	(148,438,318)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$23,833,843	$(22,065,234)

(a)	Class specific Distribution and/or Service and Transfer Agent fees were as follows:

	Distribution and/or Service Fees			Transfer Agency Fees
Fund	Class A	Class C	Class R	Class A	Class C	Institutional	Service	Investor	Class P(b)	Class R	Class R6
Global Income	$173,809	$107,423	$—	$90,381	$13,965	$109,831	$733	$70,395	$1,834	$—	$62,550
Strategic Income	605,399	1,979,774	33,895	314,807	257,371	876,530	—	178,265	108,372	8,813	17,015

(b)	Class P Shares commenced operations on April 20, 2018.

104	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Statements of Changes in Net Assets

	Bond Fund			Core Fixed Income Fund
	For the Fiscal Year Ended March 31, 2019	For the Fiscal Year Ended March 31, 2018		For the Fiscal Year Ended March 31, 2019	For the Fiscal Year Ended March 31, 2018
From operations:

Net investment income	$14,281,168	$13,646,629		$30,028,467	$21,672,004

Net realized loss	(7,845,088)	(8,191,195)		(2,500,713)	(10,189,879)

Net change in unrealized gain (loss)	10,647,573	(3,319,295)		21,211,439	(3,340,215)

Net increase (decrease) in net assets resulting from operations	17,083,653	2,136,139		48,739,193	8,141,910

Distributions to shareholders:

From distributable earnings:

Class A Shares	(2,346,462)	(2,124,616	)(a)	(1,504,319)	(2,020,569	)(a)

Class C Shares	(169,625)	(197,434	)(a)	(138,472)	(159,796	)(a)

Institutional Shares	(5,740,892)	(7,096,797	)(a)	(10,291,006)	(21,767,196	)(a)

Service Shares	(5,121)	(18,743	)(a)	(22,157)	(26,080	)(a)

Investor Shares	(866,606)	(882,919	)(a)	(1,020,405)	(1,082,715	)(a)

Class P Shares(b)	(1,946,046)	—		(12,475,336)	—

Class R Shares	(444,289)	(407,217	)(a)	(104,062)	(79,323	)(a)

Class R6 Shares	(1,876,845)	(1,316,945	)(a)	(5,799,985)	(47,399	)(a)

Return of capital

Class A Shares	(244,669)	(374,264)		—	—

Class C Shares	(26,060)	(34,779)		—	—

Institutional Shares	(532,844)	(1,250,145)		—	—

Service Shares	(612)	(3,302)		—	—

Investor Shares	(81,784)	(155,532)		—	—

Class P Shares(b)	(186,212)	—		—	—

Class R Shares	(51,807)	(71,734)		—	—

Class R6 Shares	(170,427)	(231,988)		—	—
Total distributions to shareholders	(14,690,301)	(14,166,415)		(31,355,742)	(25,183,078)

From share transactions:

Proceeds from sales of shares	218,721,578	206,702,307		986,499,098	358,885,599

Reinvestment of distributions	13,847,454	13,261,166		30,920,666	24,752,893

Cost of shares redeemed	(333,810,042)	(235,157,954)		(932,859,923)	(422,219,246)

Net increase (decrease) in net assets resulting from share transactions	(101,241,010)	(15,194,481)		84,559,841	(38,580,754)

TOTAL INCREASE (DECREASE)	(98,847,658)	(27,224,757)		101,943,292	(55,621,922)
Net assets: (c)
Net assets:(c)

Beginning of year	560,630,864	587,855,621		981,977,459	1,037,599,381

End of year	$461,783,206	$560,630,864		$1,083,920,751	$981,977,459

(a)	Prior year information has been revised to conform to current year presentation. Distributions to shareholders for the Bond and Core Fixed Income Funds consisted solely of net investment income for the fiscal year ended March 31, 2018.
(b)	Class P Shares commenced operations on April 20, 2018.
(c)	Prior year information has been revised to conform with current year presentation . Undistributed (distributions in excess of) net investment income was $(1,319,272) and $5,130,882 for the Bond and Core Fixed Income Funds as of March 31, 2018, respectively.

The accompanying notes are an integral part of these financial statements.	105

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Statements of Changes in Net Assets (continued)

	Global Income Fund			Strategic Income Fund
	For the Fiscal Year Ended March 31, 2019	For the Fiscal Year Ended March 31, 2018		For the Fiscal Year Ended March 31, 2019	For the Fiscal Year Ended March 31, 2018
From operations:

Net investment income	$10,429,095	$8,226,893		$126,373,084	$129,220,870

Net realized gain (loss)	19,692,157	(25,179,796)		(40,895,733)	(354,705,578)
Net change in unrealized gain (loss)	(6,287,409)	31,188,920		(107,542,585)	177,336,068
Net increase (decrease) in net assets resulting from operations	23,833,843	14,236,017		(22,065,234)	(48,148,640)

Distributions to shareholders:

From distributable earnings:

Class A Shares	(1,017,618)	(1,950,180	)(a)	(1,046,263)	(3,166,962	)(a)

Class C Shares	(75,805)	(147,542	)(a)	(653,211)	(1,018,077	)(a)

Institutional Shares	(4,967,706)	(11,500,248	)(a)	(10,054,263)	(43,609,266	)(a)

Service Shares	(24,270)	(33,170	)(a)	—	—

Investor Shares	(934,660)	(1,700,313	)(a)	(635,964)	(2,069,449	)(a)

Class P Shares(b)	(116,187)	—		(1,794,734)	—

Class R Shares	—	—		(27,364)	(39,300	)(a)

Class R6 Shares	(3,792,977)	(558,140	)(a)	(224,128)	(378,424	)(a)

Return of capital

Class A Shares	—	—		(6,491,310)	(1,327,576)

Class C Shares	—	—		(4,052,701)	(426,774)

Institutional Shares	—	—		(62,379,439)	(18,280,809)

Investor Shares	—	—		(3,945,699)	(867,505)

Class P Shares(b)	—	—		(11,135,030)	—

Class R Shares	—	—		(169,774)	(16,474)

Class R6 Shares	—	—		(1,390,551)	(158,632)
Total distributions to shareholders	(10,929,223)	(15,889,593)		(104,000,431)	(71,359,248)

From share transactions:

Proceeds from sales of shares	172,259,396	532,282,325		1,328,491,815	1,358,352,013

Reinvestment of distributions	10,461,498	15,128,643		93,927,115	61,641,867
Cost of shares redeemed	(325,070,222)	(689,751,785)		(4,164,007,815)	(4,617,932,601)
Net decrease in net assets resulting from share transactions	(142,349,328)	(142,340,817)		(2,741,588,885)	(3,197,938,721)
TOTAL DECREASE	(129,444,708)	(143,994,393)		(2,867,654,550)	(3,317,446,609)

Net assets:(c)

Beginning of year	745,956,777	889,951,170		4,635,035,812	7,952,482,421

End of year	$616,512,069	$745,956,777		$1,767,381,262	$4,635,035,812

(a)	Prior year information has been revised to conform to current year presentation. Distributions to shareholders the Global Income and Strategic Income Funds consisted solely of net investment income for the fiscal year ended March 31, 2018.
(b)	Class P Shares commenced operations on April 20, 2018.
(c)	Prior year information has been revised to conform with current year presentation . Undistributed (distributions in excess of) net investment income was $ (17,034,231) and $(148,951,984) for the Global Income and Strategic Income Funds as of March 31, 2018, respectively.

106	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BOND FUND

Financial Highlights

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Bond Fund
	Class A Shares
	Year Ended March 31,
	2019	2018	2017	2016	2015
Per Share Data

Net asset value, beginning of year	$9.95	$10.14	$10.28	$10.44	$10.42

Net investment income(a)	0.25	0.21	0.19	0.21	0.17

Net realized and unrealized gain (loss)	0.12	(0.19)	(0.07)	(0.03)	0.25

Total from investment operations	0.37	0.02	0.12	0.18	0.42

Distributions to shareholders from net investment income	(0.24)	(0.18)	(0.25)	(0.34)	(0.24)

Distributions to shareholders from net realized gains	—	—	(0.01)	— (b)	(0.16)

Distributions to shareholders from return of capital	(0.02)	(0.03)	—	—	—

Total distributions	(0.26)	(0.21)	(0.26)	(0.34)	(0.40)

Net asset value, end of year	$10.06	$9.95	$10.14	$10.28	$10.44

Total return(c)	3.84%	0.22%	1.15%	1.83%	4.09%

Net assets, end of year (in 000s)	$85,671	$101,231	$117,249	$129,351	$106,694

Ratio of net expenses to average net assets	0.80%	0.79%	0.78%	0.78%	0.80%

Ratio of total expenses to average net assets	1.00%	0.93%	0.97%	1.00%	1.06%

Ratio of net investment income to average net assets	2.59%	2.03%	1.87%	2.00%	1.64%

Portfolio turnover rate(d)	429%	372%	517%	588%	454%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Rounds to less than $0.01 per share.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	107

GOLDMAN SACHS BOND FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Bond Fund
	Class C Shares
	Year Ended March 31,
	2019	2018	2017	2016	2015
Per Share Data

Net asset value, beginning of year	$9.95	$10.14	$10.27	$10.44	$10.41

Net investment income(a)	0.18	0.13	0.11	0.13	0.10

Net realized and unrealized gain (loss)	0.11	(0.18)	(0.05)	(0.03)	0.25

Total from investment operations	0.29	(0.05)	0.06	0.10	0.35

Distributions to shareholders from net investment income	(0.17)	(0.12)	(0.18)	(0.27)	(0.16)

Distributions to shareholders from net realized gains	—	—	(0.01)	— (b)	(0.16)

Distributions to shareholders from return of capital	(0.02)	(0.02)	—	—	—

Total distributions	(0.19)	(0.14)	(0.19)	(0.27)	(0.32)

Net asset value, end of year	$10.05	$9.95	$10.14	$10.27	$10.44

Total return(c)	2.97%	(0.53)%	0.50%	0.98%	3.41%

Net assets, end of year (in 000s)	$8,217	$14,476	$19,081	$17,254	$11,813

Ratio of net expenses to average net assets	1.55%	1.54%	1.53%	1.53%	1.56%

Ratio of total expenses to average net assets	1.74%	1.68%	1.72%	1.75%	1.82%

Ratio of net investment income to average net assets	1.82%	1.29%	1.10%	1.25%	0.97%

Portfolio turnover rate(d)	429%	372%	517%	588%	454%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Rounds to less than $0.01 per share.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

108	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BOND FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Bond Fund
	Institutional Shares
	Year Ended March 31,
	2019	2018	2017	2016	2015
Per Share Data

Net asset value, beginning of year	$9.95	$10.14	$10.28	$10.44	$10.42

Net investment income(a)	0.28	0.24	0.23	0.24	0.22

Net realized and unrealized gain (loss)	0.12	(0.18)	(0.07)	(0.02)	0.24

Total from investment operations	0.40	0.06	0.16	0.22	0.46

Distributions to shareholders from net investment income	(0.28)	(0.21)	(0.29)	(0.38)	(0.28)

Distributions to shareholders from net realized gains	—	—	(0.01)	— (b)	(0.16)

Distributions to shareholders from return of capital	(0.02)	(0.04)	—	—	—

Total distributions	(0.30)	(0.25)	(0.30)	(0.38)	(0.44)

Net asset value, end of year	$10.05	$9.95	$10.14	$10.28	$10.44

Total return(c)	4.19%	0.56%	1.50%	2.18%	4.45%

Net assets, end of year (in 000s)	$155,541	$314,928	$329,358	$279,435	$302,035

Ratio of net expenses to average net assets	0.46%	0.45%	0.44%	0.44%	0.47%

Ratio of total expenses to average net assets	0.64%	0.59%	0.63%	0.66%	0.73%

Ratio of net investment income to average net assets	2.89%	2.37%	2.19%	2.33%	2.06%

Portfolio turnover rate(d)	429%	372%	517%	588%	454%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Rounds to less than $0.01 per share.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	109

GOLDMAN SACHS BOND FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Bond Fund
	Service Shares
	Year Ended March 31,
	2019	2018	2017	2016	2015
Per Share Data

Net asset value, beginning of year	$9.95	$10.14	$10.28	$10.44	$10.42

Net investment income(a)	0.22	0.19	0.17	0.18	0.17

Net realized and unrealized gain (loss)	0.13	(0.18)	(0.06)	(0.01)	0.24

Total from investment operations	0.35	0.01	0.11	0.17	0.41

Distributions to shareholders from net investment income	(0.23)	(0.17)	(0.24)	(0.33)	(0.23)

Distributions to shareholders from net realized gains	—	—	(0.01)	— (b)	(0.16)

Distributions to shareholders from return of capital	(0.02)	(0.03)	—	—	—

Total distributions	(0.25)	(0.20)	(0.25)	(0.33)	(0.39)

Net asset value, end of year	$10.05	$9.95	$10.14	$10.28	$10.44

Total return(c)	3.67%	0.06%	0.99%	1.68%	3.94%

Net assets, end of year (in 000s)	$66	$410	$1,293	$1,119	$15

Ratio of net expenses to average net assets	0.96%	0.95%	0.94%	0.94%	0.96%

Ratio of total expenses to average net assets	1.11%	1.09%	1.13%	1.17%	1.23%

Ratio of net investment income to average net assets	2.28%	1.87%	1.69%	1.74%	1.61%

Portfolio turnover rate(d)	429%	372%	517%	588%	454%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Rounds to less than $0.01 per share.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

110	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BOND FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Bond Fund
	Investor Shares
	Year Ended March 31,
	2019	2018	2017	2016	2015
Per Share Data

Net asset value, beginning of year	$9.92	$10.11	$10.25	$10.40	$10.38

Net investment income(a)	0.28	0.23	0.22	0.23	0.19

Net realized and unrealized gain (loss)	0.11	(0.18)	(0.07)	(0.01)	0.26

Total from investment operations	0.39	0.05	0.15	0.22	0.45

Distributions to shareholders from net investment income	(0.27)	(0.20)	(0.28)	(0.37)	(0.27)

Distributions to shareholders from net realized gains	—	—	(0.01)	— (b)	(0.16)

Distributions to shareholders from return of capital	(0.02)	(0.04)	—	—	—

Total distributions	(0.29)	(0.24)	(0.29)	(0.37)	(0.43)

Net asset value, end of year	$10.02	$9.92	$10.11	$10.25	$10.40

Total return(c)	4.10%	0.47%	1.40%	2.18%	4.36%

Net assets, end of year (in 000s)	$33,495	$36,267	$44,207	$39,939	$24,680

Ratio of net expenses to average net assets	0.55%	0.54%	0.53%	0.53%	0.54%

Ratio of total expenses to average net assets	0.75%	0.68%	0.72%	0.75%	0.80%

Ratio of net investment income to average net assets	2.85%	2.27%	2.12%	2.23%	1.80%

Portfolio turnover rate(d)	429%	372%	517%	588%	454%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Rounds to less than $0.01 per share.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	111

GOLDMAN SACHS BOND FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout The Period

	Goldman Sachs Bond Fund
	Class P Shares
	Period Ended March 31, 2019(a)
Per Share Data

Net asset value, beginning of period	$9.87

Net investment income(b)	0.27

Net realized and unrealized gain	0.19

Total from investment operations	0.46

Distributions to shareholders from net investment income	(0.26)

Distributions to shareholders from return of capital	(0.02)

Total distributions	(0.28)

Net asset value, end of period	$10.05

Total return(c)	4.72%

Net assets, end of period (in 000s)	$87,881

Ratio of net expenses to average net assets	0.44	%(d)

Ratio of total expenses to average net assets	0.67	%(d)

Ratio of net investment income to average net assets	3.00	%(d)

Portfolio turnover rate(e)	429%

(a)	Class P Shares commenced operations on April 20, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

112	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BOND FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Bond Fund
	Class R Shares
	Year Ended March 31,
	2019	2018	2017	2016	2015
Per Share Data

Net asset value, beginning of year	$9.94	$10.13	$10.27	$10.43	$10.41

Net investment income(a)	0.23	0.18	0.16	0.18	0.15

Net realized and unrealized gain (loss)	0.12	(0.18)	(0.06)	(0.02)	0.25

Total from investment operations	0.35	—	0.10	0.16	0.40

Distributions to shareholders from net investment income	(0.22)	(0.16)	(0.23)	(0.32)	(0.22)

Distributions to shareholders from net realized gains	—	—	(0.01)	— (b)	(0.16)

Distributions to shareholders from return of capital	(0.02)	(0.03)	—	—	—

Total distributions	(0.24)	(0.19)	(0.24)	(0.32)	(0.38)

Net asset value, end of year	$10.05	$9.94	$10.13	$10.27	$10.43

Total return(c)	3.58%	(0.03)%	0.90%	1.58%	3.84%

Net assets, end of year (in 000s)	$19,263	$22,970	$25,639	$9,241	$363

Ratio of net expenses to average net assets	1.05%	1.04%	1.03%	1.03%	1.06%

Ratio of total expenses to average net assets	1.25%	1.18%	1.22%	1.26%	1.33%

Ratio of net investment income to average net assets	2.34%	1.78%	1.58%	1.77%	1.47%

Portfolio turnover rate(d)	429%	372%	517%	588%	454%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Rounds to less than $0.01 per share.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	113

GOLDMAN SACHS BOND FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Bond Fund
	Class R6 Shares
	Year Ended March 31,			Period Ended March 31 2016(a)
	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$9.95	$10.14	$10.28	$10.33

Net investment income(b)	0.29	0.24	0.23	0.16

Net realized and unrealized gain (loss)	0.11	(0.18)	(0.07)	0.08

Total from investment operations	0.40	0.06	0.16	0.24

Distributions to shareholders from net investment income	(0.28)	(0.22)	(0.29)	(0.29)

Distributions to shareholders from net realized gains	—	—	(0.01)	—	(c)

Distributions to shareholders from return of capital	(0.02)	(0.03)	—	—

Total distributions	(0.30)	(0.25)	(0.30)	(0.29)

Net asset value, end of year	$10.05	$9.95	$10.14	$10.28

Total return(d)	4.10%	0.58%	1.51%	2.42%

Net assets, end of year (in 000s)	$71,648	$70,350	$51,028	$10

Ratio of net expenses to average net assets	0.45%	0.44%	0.43%	0.47	%(e)

Ratio of total expenses to average net assets	0.65%	0.58%	0.60%	0.69	%(e)

Ratio of net investment income to average net assets	2.95%	2.37%	2.24%	2.37	%(e)

Portfolio turnover rate(f)	429%	372%	517%	588%

(a)	Commenced operations on July 31, 2015.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Rounds to less than $0.01 per share.
(d)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(e)	Annualized.
(f)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

114	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE FIXED INCOME FUND

Financial Highlights

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Core Fixed Income Fund
	Class A Shares
	Year Ended March 31,
	2019	2018	2017	2016	2015
Per Share Data

Net asset value, beginning of year	$10.23	$10.40	$10.53	$10.64	$10.38

Net investment income(a)	0.25	0.19	0.19	0.21	0.20

Net realized and unrealized gain (loss)	0.19	(0.13)	(0.09)	(0.07)	0.29

Total from investment operations	0.44	0.06	0.10	0.14	0.49

Distributions to shareholders from net investment income	(0.26)	(0.23)	(0.23)	(0.25)	(0.23)

Net asset value, end of year	$10.41	$10.23	$10.40	$10.53	$10.64

Total return(b)	4.40%	0.56%	0.94%	1.35%	4.77%

Net assets, end of year (in 000s)	$57,754	$62,399	$148,548	$142,299	$150,677

Ratio of net expenses to average net assets	0.79%	0.79%	0.79%	0.78%	0.83%

Ratio of total expenses to average net assets	0.86%	0.84%	0.84%	0.85%	0.85%

Ratio of net investment income to average net assets	2.45%	1.82%	1.77%	1.98%	1.86%

Portfolio turnover rate(c)	396%	273%	363%	450%	388%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	115

GOLDMAN SACHS CORE FIXED INCOME FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Core Fixed Income Fund
	Class C Shares
	Year Ended March 31,
	2019	2018	2017	2016	2015
Per Share Data

Net asset value, beginning of year	$10.29	$10.46	$10.59	$10.69	$10.43

Net investment income(a)	0.17	0.11	0.11	0.13	0.12

Net realized and unrealized gain (loss)	0.19	(0.13)	(0.09)	(0.06)	0.29

Total from investment operations	0.36	(0.02)	0.02	0.07	0.41

Distributions to shareholders from net investment income	(0.19)	(0.15)	(0.15)	(0.17)	(0.15)

Net asset value, end of year	$10.46	$10.29	$10.46	$10.59	$10.69

Total return(b)	3.52%	(0.18)%	0.20%	0.69%	3.98%

Net assets, end of year (in 000s)	$6,585	$9,817	$15,714	$18,124	$19,477

Ratio of net expenses to average net assets	1.54%	1.54%	1.54%	1.53%	1.58%

Ratio of total expenses to average net assets	1.61%	1.59%	1.59%	1.60%	1.60%

Ratio of net investment income to average net assets	1.67%	1.09%	1.02%	1.23%	1.12%

Portfolio turnover rate(c)	396%	273%	363%	450%	388%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

116	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE FIXED INCOME FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Core Fixed Income Fund
	Institutional Shares
	Year Ended March 31,
	2019	2018	2017	2016	2015
Per Share Data

Net asset value, beginning of year	$10.27	$10.45	$10.57	$10.68	$10.42

Net investment income(a)	0.27	0.23	0.22	0.24	0.23

Net realized and unrealized gain (loss)	0.21	(0.14)	(0.07)	(0.06)	0.30

Total from investment operations	0.48	0.09	0.15	0.18	0.53

Distributions to shareholders from net investment income	(0.30)	(0.27)	(0.27)	(0.29)	(0.27)

Net asset value, end of year	$10.45	$10.27	$10.45	$10.57	$10.68

Total return(b)	4.75%	0.81%	1.38%	1.69%	5.11%

Net assets, end of year (in 000s)	$181,702	$850,477	$776,135	$697,260	$758,542

Ratio of net expenses to average net assets	0.45%	0.45%	0.44%	0.44%	0.49%

Ratio of total expenses to average net assets	0.51%	0.50%	0.50%	0.51%	0.51%

Ratio of net investment income to average net assets	2.66%	2.20%	2.11%	2.31%	2.21%

Portfolio turnover rate(c)	396%	273%	363%	450%	388%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	117

GOLDMAN SACHS CORE FIXED INCOME FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Core Fixed Income Fund
	Service Shares
	Year Ended March 31,
	2019	2018	2017	2016	2015
Per Share Data

Net asset value, beginning of year	$10.28	$10.45	$10.58	$10.69	$10.43

Net investment income(a)	0.23	0.18	0.17	0.19	0.18

Net realized and unrealized gain (loss)	0.20	(0.14)	(0.09)	(0.07)	0.30

Total from investment operations	0.43	0.04	0.08	0.12	0.48

Distributions to shareholders from net investment income	(0.25)	(0.21)	(0.21)	(0.23)	(0.22)

Net asset value, end of year	$10.46	$10.28	$10.45	$10.58	$10.69

Total return(b)	4.23%	0.41%	0.79%	1.19%	4.59%

Net assets, end of year (in 000s)	$855	$1,035	$1,522	$1,578	$1,882

Ratio of net expenses to average net assets	0.95%	0.95%	0.94%	0.94%	0.99%

Ratio of total expenses to average net assets	1.02%	1.00%	1.00%	1.01%	1.01%

Ratio of net investment income to average net assets	2.28%	1.68%	1.61%	1.82%	1.71%

Portfolio turnover rate(c)	396%	273%	363%	450%	388%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

118	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE FIXED INCOME FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Core Fixed Income Fund
	Investor Shares
	Year Ended March 31,
	2019	2018	2017	2016	2015
Per Share Data

Net asset value, beginning of year	$10.24	$10.41	$10.54	$10.65	$10.39

Net investment income(a)	0.27	0.22	0.21	0.23	0.22

Net realized and unrealized gain (loss)	0.20	(0.13)	(0.08)	(0.06)	0.30

Total from investment operations	0.47	0.09	0.13	0.17	0.52

Distributions to shareholders from net investment income	(0.29)	(0.26)	(0.26)	(0.28)	(0.26)

Net asset value, end of year	$10.42	$10.24	$10.41	$10.54	$10.65

Total return(b)	4.66%	0.81%	1.19%	1.60%	5.03%

Net assets, end of year (in 000s)	$17,645	$45,129	$38,620	$5,058	$5,054

Ratio of net expenses to average net assets	0.54%	0.54%	0.53%	0.53%	0.56%

Ratio of total expenses to average net assets	0.60%	0.59%	0.59%	0.60%	0.60%

Ratio of net investment income to average net assets	2.66%	2.11%	2.01%	2.23%	2.10%

Portfolio turnover rate(c)	396%	273%	363%	450%	388%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	119

GOLDMAN SACHS CORE FIXED INCOME FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout The Period

	Goldman Sachs Core Fixed Income Fund
	Class P Shares
	Period Ended March 31, 2019(a)
Per Share Data

Net asset value, beginning of period	$10.20

Net investment income(b)	0.28

Net realized and unrealized gain	0.27

Total from investment operations	0.55

Distributions to shareholders from net investment income	(0.28)

Net asset value, end of period	$10.47

Total return(c)	5.50%

Net assets, end of period (in 000s)	$595,010

Ratio of net expenses to average net assets	0.44	%(d)

Ratio of total expenses to average net assets	0.52	%(d)

Ratio of net investment income to average net assets	2.91	%(d)

Portfolio turnover rate(e)	396%

(a)	Class P Shares commenced operations on April 20, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

120	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE FIXED INCOME FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Core Fixed Income Fund
	Class R Shares
	Year Ended March 31,
	2019	2018	2017	2016	2015
Per Share Data

Net asset value, beginning of year	$10.24	$10.41	$10.54	$10.65	$10.39

Net investment income(a)	0.22	0.17	0.16	0.19	0.17

Net realized and unrealized gain (loss)	0.20	(0.14)	(0.09)	(0.08)	0.30

Total from investment operations	0.42	0.03	0.07	0.11	0.47

Distributions to shareholders from net investment income	(0.24)	(0.20)	(0.20)	(0.22)	(0.21)

Net asset value, end of year	$10.42	$10.24	$10.41	$10.54	$10.65

Total return(b)	4.14%	0.31%	0.69%	1.09%	4.51%

Net assets, end of year (in 000s)	$4,444	$4,637	$944	$9,524	$1,126

Ratio of net expenses to average net assets	1.04%	1.04%	1.03%	1.03%	1.07%

Ratio of total expenses to average net assets	1.11%	1.09%	1.10%	1.11%	1.10%

Ratio of net investment income to average net assets	2.20%	1.63%	1.50%	1.79%	1.60%

Portfolio turnover rate(c)	396%	273%	363%	450%	388%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	121

GOLDMAN SACHS CORE FIXED INCOME FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Core Fixed Income Fund
	Class R6 Shares
	Year Ended March 31,			Period Ended March 31, 2016(a)
	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$10.28	$10.45	$10.57	$10.52

Net investment income(b)	0.29	0.26	0.23	0.16

Net realized and unrealized gain (loss)	0.19	(0.16)	(0.08)	0.08

Total from investment operations	0.48	0.10	0.15	0.24

Distributions to shareholders from net investment income	(0.30)	(0.27)	(0.27)	(0.19)

Net asset value, end of year	$10.46	$10.28	$10.45	$10.57

Total Return(c)	4.76%	0.92%	1.40%	2.34%

Net assets, end of year (in 000s)	$219,927	$8,482	$56,117	$57,091

Ratio of net expenses to average net assets	0.44%	0.43%	0.42%	0.43	%(d)

Ratio of total expenses to average net assets	0.51%	0.47%	0.48%	0.49	%(d)

Ratio of net investment income to average net assets	2.84%	2.50%	2.13%	2.36	%(d)

Portfolio turnover rate(e)	396%	273%	363%	450%

(a)	Commenced operations on July 31, 2015.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

122	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INCOME FUND

Financial Highlights

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Global Income Fund
	Class A Shares
	Year Ended March 31,
	2019	2018	2017	2016	2015
Per Share Data

Net asset value, beginning of year	$12.17	$12.21	$12.24	$12.76	$12.70

Net investment income(a)	0.17	0.09	0.09	0.13	0.16

Net realized and unrealized gain	0.31	0.08	0.05	0.07	0.50

Total from investment operations	0.48	0.17	0.14	0.20	0.66

Distributions to shareholders from net investment income	(0.18)	(0.21)	(0.12)	(0.71)	(0.31)

Distributions to shareholders from net realized gains	—	—	(0.05)	(0.01)	(0.29)

Total distributions	(0.18)	(0.21)	(0.17)	(0.72)	(0.60)

Net asset value, end of year	$12.47	$12.17	$12.21	$12.24	$12.76

Total return(b)	3.99%	1.38%	1.14%	1.67%	5.27%

Net assets, end of year (in 000s)	$63,453	$78,752	$136,317	$111,852	$64,939

Ratio of net expenses to average net assets	1.03%	1.03%	1.03%	1.03%	1.03%

Ratio of total expenses to average net assets	1.20%	1.14%	1.13%	1.15%	1.18%

Ratio of net investment income to average net assets	1.39%	0.76%	0.71%	1.06%	1.26%

Portfolio turnover rate(c)	302%	172%	289%	261%	226%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	123

GOLDMAN SACHS GLOBAL INCOME FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Global Income Fund
	Class C Shares
	Year Ended March 31,
	2019	2018	2017	2016	2015
Per Share Data

Net asset value, beginning of year	$12.07	$12.11	$12.14	$12.67	$12.61

Net investment income(a)	0.08	0.01	— (b)	0.04	0.06

Net realized and unrealized gain	0.31	0.07	0.05	0.05	0.51

Total from investment operations	0.39	0.08	0.05	0.09	0.57

Distributions to shareholders from net investment income	(0.09)	(0.12)	(0.03)	(0.61)	(0.22)

Distributions to shareholders from net realized gains	—	—	(0.05)	(0.01)	(0.29)

Total distributions	(0.09)	(0.12)	(0.08)	(0.62)	(0.51)

Net asset value, end of year	$12.37	$12.07	$12.11	$12.14	$12.67

Total return(c)	3.24%	0.68%	0.42%	0.83%	4.53%

Net assets, end of year (in 000s)	$8,725	$12,984	$20,808	$12,653	$6,592

Ratio of net expenses to average net assets	1.78%	1.74%	1.74%	1.77%	1.77%

Ratio of total expenses to average net assets	1.94%	1.89%	1.88%	1.90%	1.93%

Ratio of net investment income (loss) to average net assets	0.63%	0.05%	(0.03)%	0.31%	0.50%

Portfolio turnover rate(d)	302%	172%	289%	261%	226%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

124	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INCOME FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Global Income Fund
	Institutional Shares
	Year Ended March 31,
	2019	2018	2017	2016	2015
Per Share Data

Net asset value, beginning of year	$12.15	$12.19	$12.22	$12.74	$12.68

Net investment income(a)	0.21	0.13	0.13	0.17	0.20

Net realized and unrealized gain	0.31	0.08	0.05	0.07	0.50

Total from investment operations	0.52	0.21	0.18	0.24	0.70

Distributions to shareholders from net investment income	(0.22)	(0.25)	(0.16)	(0.75)	(0.35)

Distributions to shareholders from net realized gains	—	—	(0.05)	(0.01)	(0.29)

Total distributions	(0.22)	(0.25)	(0.21)	(0.76)	(0.64)

Net asset value, end of year	$12.45	$12.15	$12.19	$12.22	$12.74

Total return(b)	4.34%	1.72%	1.48%	2.00%	5.63%

Net assets, end of year (in 000s)	$252,456	$321,021	$627,253	$639,915	$437,007

Ratio of net expenses to average net assets	0.69%	0.69%	0.69%	0.69%	0.70%

Ratio of total expenses to average net assets	0.86%	0.80%	0.79%	0.81%	0.84%

Ratio of net investment income to average net assets	1.73%	1.08%	1.05%	1.41%	1.60%

Portfolio turnover rate(c)	302%	172%	289%	261%	226%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	125

GOLDMAN SACHS GLOBAL INCOME FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Global Income Fund
	Service Shares
	Year Ended March 31,
	2019	2018	2017	2016	2015
Per Share Data

Net asset value, beginning of year	$12.09	$12.12	$12.16	$12.71	$12.66

Net investment income(a)	0.15	0.07	0.07	0.09	0.14

Net realized and unrealized gain	0.30	0.09	0.04	0.05	0.49

Total from investment operations	0.45	0.16	0.11	0.14	0.63

Distributions to shareholders from net investment income	(0.16)	(0.19)	(0.10)	(0.68)	(0.29)

Distributions to shareholders from net realized gains	—	—	(0.05)	(0.01)	(0.29)

Total distributions	(0.16)	(0.19)	(0.15)	(0.69)	(0.58)

Net asset value, end of year	$12.38	$12.09	$12.12	$12.16	$12.71

Total return(b)	3.75%	1.31%	0.90%	1.23%	5.03%

Net assets, end of year (in 000s)	$1,930	$1,799	$2,772	$2,280	$358

Ratio of net expenses to average net assets	1.19%	1.19%	1.19%	1.18%	1.20%

Ratio of total expenses to average net assets	1.36%	1.30%	1.29%	1.29%	1.34%

Ratio of net investment income to average net assets	1.24%	0.60%	0.56%	0.75%	1.12%

Portfolio turnover rate(c)	302%	172%	289%	261%	226%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

126	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INCOME FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Global Income Fund
	Investor Shares
	Year Ended March 31,
	2019	2018	2017	2016	2015
Per Share Data

Net asset value, beginning of year	$12.13	$12.17	$12.20	$12.72	$12.66

Net investment income(a)	0.20	0.12	0.11	0.16	0.15

Net realized and unrealized gain	0.31	0.08	0.06	0.07	0.54

Total from investment operations	0.51	0.20	0.17	0.23	0.69

Distributions to shareholders from net investment income	(0.21)	(0.24)	(0.15)	(0.74)	(0.34)

Distributions to shareholders from net realized gains	—	—	(0.05)	(0.01)	(0.29)

Total distributions	(0.21)	(0.24)	(0.20)	(0.75)	(0.63)

Net asset value, end of year	$12.43	$12.13	$12.17	$12.20	$12.72

Total return(b)	4.25%	1.63%	1.39%	1.95%	5.54%

Net assets, end of year (in 000s)	$53,615	$62,988	$97,332	$31,548	$10,261

Ratio of net expenses to average net assets	0.78%	0.78%	0.78%	0.78%	0.77%

Ratio of total expenses to average net assets	0.95%	0.89%	0.88%	0.90%	0.90%

Ratio of net investment income to average net assets	1.64%	1.00%	0.90%	1.26%	1.20%

Portfolio turnover rate(c)	302%	172%	289%	261%	226%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	127

GOLDMAN SACHS GLOBAL INCOME FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout The Period

	Goldman Sachs Global Income Fund
	Class P Shares
	Period Ended March 31, 2019(a)
Per Share Data

Net asset value, beginning of period	$12.10

Net investment income(b)	0.21

Net realized and unrealized gain	0.36

Total from investment operations	0.57

Distributions to shareholders from net investment income	(0.21)

Net asset value, end of period	$12.46

Total return(c)	4.77%

Net assets, end of period (in 000s)	$8,170

Ratio of net expenses to average net assets	0.69	%(d)

Ratio of total expenses to average net assets	0.87	%(d)

Ratio of net investment income to average net assets	1.82	%(d)

Portfolio turnover rate(e)	302%

(a)	Commenced operations on April 20, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

128	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INCOME FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Global Income Fund
	Class R6 Shares
	Year Ended March 31,
	2019	2018	2017	2016(a)
Per Share Data

Net asset value, beginning of year	$12.16	$12.19	$12.22	$12.55

Net investment income(b)	0.21	0.15	0.11	0.09

Net realized and unrealized gain	0.30	0.07	0.07	0.26

Total from investment operations	0.51	0.22	0.18	0.35

Distributions to shareholders from net investment income	(0.22)	(0.25)	(0.16)	(0.67)

Distributions to shareholders from net realized gains	—	—	(0.05)	(0.01)

Total distributions	(0.22)	(0.25)	(0.21)	(0.68)

Net asset value, end of year	$12.45	$12.16	$12.19	$12.22

Total return(c)	4.35%	1.73%	1.50%	2.92%

Net assets, end of year (in 000s)	$228,163	$268,413	$5,468	$520

Ratio of net expenses to average net assets	0.68%	0.68%	0.67%	0.68	%(d)

Ratio of total expenses to average net assets	0.85%	0.78%	0.77%	0.79	%(d)

Ratio of net investment income to average net assets	1.74%	1.25%	0.92%	1.10	%(d)

Portfolio turnover rate(e)	302%	172%	289%	261%

(a)	Commenced operations on July 31, 2015.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	129

GOLDMAN SACHS STRATEGIC INCOME FUND

Financial Highlights

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Strategic Income Fund
	Class A Shares
	Year Ended March 31,
	2019	2018	2017	2016	2015
Per Share Data

Net asset value, beginning of year	$9.54	$9.70	$9.41	$10.06	$10.64

Net investment income(a)	0.35	0.17	0.19	0.28	0.22

Net realized and unrealized gain (loss)	(0.31)	(0.25)	0.26	(0.52)	(0.51)

Total from investment operations	0.04	(0.08)	0.45	(0.24)	(0.29)

Distributions to shareholders from net investment income	(0.05)	(0.05)	(0.11)	(0.41)	(0.29)

Distributions to shareholders from return of capital	(0.25)	(0.03)	(0.05)	—	— (b)

Total distributions	(0.30)	(0.08)	(0.16)	(0.41)	(0.29)

Net asset value, end of year	$9.28	$9.54	$9.70	$9.41	$10.06

Total return(c)	0.46%	(0.86)%	4.84%	(2.49)%	(2.78)%

Net assets, end of year (in 000s)	$202,337	$311,146	$646,435	$1,383,885	$2,648,848

Ratio of net expenses to average net assets	0.99%	0.95%	0.92%	0.90%	0.91%

Ratio of total expenses to average net assets	1.01%	0.95%	0.93%	0.91%	0.91%

Ratio of net investment income to average net assets	3.72%	1.81%	1.96%	2.83%	2.10%

Portfolio turnover rate(d)	169%	128%	184%	212%	188%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Rounds to less than $0.01 per share.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

130	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INCOME FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Strategic Income Fund
	Class C Shares
	Year Ended March 31,
	2019	2018	2017	2016	2015
Per Share Data

Net asset value, beginning of year	$9.52	$9.71	$9.41	$10.06	$10.64

Net investment income(a)	0.28	0.10	0.12	0.21	0.14

Net realized and unrealized gain (loss)	(0.32)	(0.26)	0.28	(0.52)	(0.51)

Total from investment operations	(0.04)	(0.16)	0.40	(0.31)	(0.37)

Distributions to shareholders from net investment income	(0.04)	(0.02)	(0.07)	(0.34)	(0.21)

Distributions to shareholders from return of capital	(0.19)	(0.01)	(0.03)	—	— (b)

Total distributions	(0.23)	(0.03)	(0.10)	(0.34)	(0.21)

Net asset value, end of year	$9.25	$9.52	$9.71	$9.41	$10.06

Total return(c)	(0.41)%	(1.60)%	4.25%	(3.21)%	(3.51)%

Net assets, end of year (in 000s)	$150,514	$252,929	$448,657	$710,230	$1,096,577

Ratio of net expenses to average net assets	1.74%	1.70%	1.60%	1.65%	1.66%

Ratio of total expenses to average net assets	1.76%	1.70%	1.68%	1.66%	1.66%

Ratio of net investment income to average net assets	2.97%	1.01%	1.26%	2.08%	1.34%

Portfolio turnover rate(d)	169%	128%	184%	212%	188%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Rounds to less than $0.01 per share.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	131

GOLDMAN SACHS STRATEGIC INCOME FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Strategic Income Fund
	Institutional Shares
	Year Ended March 31,
	2019	2018	2017	2016	2015
Per Share Data

Net asset value, beginning of year	$9.55	$9.70	$9.41	$10.06	$10.64

Net investment income(a)	0.38	0.20	0.22	0.31	0.25

Net realized and unrealized gain (loss)	(0.32)	(0.25)	0.26	(0.52)	(0.50)

Total from investment operations	0.06	(0.05)	0.48	(0.21)	(0.25)

Distributions to shareholders from net investment income	(0.06)	(0.07)	(0.13)	(0.44)	(0.33)

Distributions to shareholders from return of capital	(0.27)	(0.03)	(0.06)	—	— (b)

Total distributions	(0.33)	(0.10)	(0.19)	(0.44)	(0.33)

Net asset value, end of year	$9.28	$9.55	$9.70	$9.41	$10.06

Total return(c)	0.71%	(0.49)%	5.19%	(2.16)%	(2.45)%

Net assets, end of year (in 000s)	$950,665	$3,849,088	$6,435,385	$11,261,977	$18,685,774

Ratio of net expenses to average net assets	0.65%	0.61%	0.58%	0.56%	0.57%

Ratio of total expenses to average net assets	0.66%	0.61%	0.59%	0.57%	0.57%

Ratio of net investment income to average net assets	4.10%	2.08%	2.31%	3.17%	2.43%

Portfolio turnover rate(d)	169%	128%	184%	212%	188%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Rounds to less than $0.01 per share.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

132	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INCOME FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Strategic Income Fund
	Investor Shares
	Year Ended March 31,
	2019	2018	2017	2016	2015
Per Share Data

Net asset value, beginning of year	$9.55	$9.70	$9.41	$10.06	$10.63

Net investment income(a)	0.37	0.19	0.21	0.31	0.24

Net realized and unrealized gain (loss)	(0.32)	(0.24)	0.26	(0.53)	(0.49)

Total from investment operations	0.05	(0.05)	0.47	(0.22)	(0.25)

Distributions to shareholders from net investment income	(0.05)	(0.07)	(0.13)	(0.43)	(0.32)

Distributions to shareholders from return of capital	(0.27)	(0.03)	(0.05)	—	— (b)

Total distributions	(0.32)	(0.10)	(0.18)	(0.43)	(0.32)

Net asset value, end of year	$9.28	$9.55	$9.70	$9.41	$10.06

Total return(c)	0.61%	(0.56)%	5.10%	(2.24)%	(2.44)%

Net assets, end of year (in 000s)	$96,019	$189,884	$345,997	$332,917	$684,204

Ratio of net expenses to average net assets	0.74%	0.70%	0.67%	0.65%	0.66%

Ratio of total expenses to average net assets	0.76%	0.70%	0.68%	0.66%	0.66%

Ratio of net investment income to average net assets	3.98%	2.01%	2.23%	3.09%	2.34%

Portfolio turnover rate(d)	169%	128%	184%	212%	188%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Rounds to less than $0.01 per share.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	133

GOLDMAN SACHS STRATEGIC INCOME FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout The Period

	Goldman Sachs Strategic Income Fund
	Class P Shares
	Period Ended March 31, 2019(a)
Per Share Data

Net asset value, beginning of period	$9.62

Net investment income(b)	0.33

Net realized and unrealized loss	(0.35)

Total from investment operations	(0.02)

Distributions to shareholders from net investment income	(0.06)

Distributions to shareholders from return of capital	(0.27)

Total distributions	(0.33)

Net asset value, end of period	$9.27

Total return(c)	(0.12)%

Net assets, end of period (in 000s)	$336,979

Ratio of net expenses to average net assets	0.64	%(d)

Ratio of total expenses to average net assets	0.68	%(d)

Ratio of net investment income to average net assets	3.84	%(d)

Portfolio turnover rate(e)	169%

(a)	Commenced operations on April 20, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

134	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INCOME FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Strategic Income Fund
	Class R Shares
	Year Ended March 31,
	2019	2018	2017	2016	2015
Per Share Data

Net asset value, beginning of year	$9.53	$9.70	$9.40	$10.05	$10.63

Net investment income(a)	0.32	0.14	0.16	0.25	0.19

Net realized and unrealized gain (loss)	(0.31)	(0.25)	0.28	(0.52)	(0.51)

Total from investment operations	0.01	(0.11)	0.44	(0.27)	(0.32)

Distributions to shareholders from net investment income	(0.05)	(0.04)	(0.10)	(0.38)	(0.26)

Distributions to shareholders from return of capital	(0.23)	(0.02)	(0.04)	—	— (b)

Total distributions	(0.28)	(0.06)	(0.14)	(0.38)	(0.26)

Net asset value, end of year	$9.26	$9.53	$9.70	$9.40	$10.05

Total return(c)	0.10%	(1.12)%	4.71%	(2.73)%	3.03%

Net assets, end of year (in 000s)	$4,986	$7,361	$9,577	$9,399	$9,418

Ratio of net expenses to average net assets	1.24%	1.20%	1.14%	1.15%	1.16%

Ratio of total expenses to average net assets	1.26%	1.20%	1.18%	1.16%	1.16%

Ratio of net investment income to average net assets	3.46%	1.46%	1.66%	2.58%	1.85%

Portfolio turnover rate(d)	169%	128%	184%	212%	188%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Rounds to less than $0.01 per share.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	135

GOLDMAN SACHS STRATEGIC INCOME FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Strategic Income Fund
	Class R6 Shares
	Year Ended March 31,			Period Ended March 31, 2016(a)
	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$9.55	$9.70	$9.41	$10.04

Net investment income(b)	0.35	0.21	0.21	0.20

Net realized and unrealized gain (loss)	(0.29)	(0.26)	0.27	(0.50)

Total from investment operations	0.06	(0.05)	0.48	(0.30)

Distributions to shareholders from net investment income	(0.10)	(0.06)	(0.13)	(0.33)

Distributions to shareholders from return of capital	(0.23)	(0.04)	(0.06)	—

Total distributions	(0.33)	(0.10)	(0.19)	(0.33)

Net asset value, end of year	$9.28	$9.55	$9.70	$9.41

Total return(c)	0.70%	(0.48)%	5.21%	(3.05)%

Net assets, end of year (in 000s)	$25,882	$24,628	$66,431	$19,708

Ratio of net expenses to average net assets	0.64%	0.60%	0.56%	0.53	%(d)

Ratio of total expenses to average net assets	0.66%	0.60%	0.57%	0.55	%(d)

Ratio of net investment income to average net assets	3.73%	2.14%	2.18%	3.19	%(d)

Portfolio turnover rate(e)	169%	128%	184%	212%

(a)	Commenced operations on July 31, 2015.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

136	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Notes to Financial Statements

March 31, 2019

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered	Diversified/ Non-diversified
Bond and Core Fixed Income	A, C, Institutional, Service, Investor, P*, R and R6	Diversified
Global Income	A, C, Institutional, Service, Investor, P* and R6	Non-diversified
Strategic Income	A, C, Institutional, Investor, P*, R and R6	Diversified

*	Commenced operations on April 20, 2018.

Class A Shares are sold with a front-end sales charge of up to 3.75%. Class C Shares are sold with a contingent deferred sales charge (“CDSC”) of 1.00%, which is imposed on redemptions made within 12 months of purchase. Institutional, Service, Investor, Class P, Class R, and Class R6 Shares are not subject to a sales charge.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to each of the Bond, Core Fixed Income and Strategic Income Funds pursuant to management agreements with the Trust. Goldman Sachs Asset Management International (“GSAMI”), an affiliate of GSAM and Goldman Sachs, serves as investment adviser pursuant to a management agreement with the Trust on behalf of the Global Income Fund (the management agreements with GSAM and GSAMI are collectively referred to herein as the “Agreements”).

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Investment income is recorded net of any foreign withholding taxes, less any amounts reclaimable. The Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions received from the Funds’ investments in U.S. real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain or a return of capital. A return of capital is recorded by the Funds as a reduction to the cost basis of the REIT.

For derivative contracts, realized gains and losses are recorded upon settlement of the contract. Upfront payments, if any, are made or received upon entering into a swap agreement and are reflected in the Statements of Assets and Liabilities. Upfront payments are recognized over the contract’s term/event as realized gains or losses, with the exception of forward starting swap contracts whose realized gains or losses are recognized from the effective start date. For securities with paydown provisions, principal payments received are treated as a proportionate reduction to the cost basis of the securities, and excess or shortfall amounts are recorded as income. For treasury inflation protected securities (“TIPS”), adjustments to principal due to inflation/deflation are reflected as increases/decreases to interest income with a corresponding adjustment to cost.

137

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2019

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), if any, and non-class specific expenses of each Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the applicable Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agency and Service and Shareholder Administration fees.

D.  Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, each Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid according to the following schedule:

Fund	Income Distributions Declared/Paid	Capital Gains Distributions Declared/Paid
Bond	Daily/Monthly	Annually
Core Fixed Income	Daily/Monthly	Annually
Global Income	Daily/Monthly	Annually
Strategic Income	Monthly/Monthly	Annually

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from distributable earnings or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E.  Foreign Currency Translation — The accounting records and reporting currency of the Funds are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statements of Operations within net change in unrealized gain (loss) on foreign currency translation. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

F.  In-Kind Transactions— Each Fund may allow investors, under certain circumstances, to purchase shares with securities instead of cash. In addition, the Trust reserves the right to redeem an investor’s shares by distributing securities instead of cash. These are known as in-kind transactions. Securities included as part of in-kind purchases and redemptions of Fund shares are valued in the same manner as they are valued for purposes of computing a Fund’s NAV, in accordance with each Fund’s Valuation Procedures, and such valuations are as of the date the trade is submitted pursuant to the procedures specified in the Funds’ prospectus.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Funds’ policy is to

138

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s and GSAMI’s assumptions in determining fair value measurement).

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM and GSAMI day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM and GSAMI regularly perform price verification procedures and issue challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Debt Securities — Debt securities for which market quotations are readily available are valued daily on the basis of quotations supplied by dealers or an independent pricing service approved by the Trustees. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. With the exception of treasury securities of G8 countries, which are generally classified as Level 1, these investments are generally classified as Level 2 of the fair value hierarchy.

i.  Bank Loans — Bank loans (“Loans”) are interests in amounts owed by corporate, governmental, or other borrowers to lenders or lending syndicates. Loans are arranged through private negotiations between the borrower and one or more financial institutions (“Lenders”). A Fund’s investments in Loans are in the form of either participations in Loans (“Participations”) or assignments of all or a portion of Loans from third parties (“Assignments”). With respect to Participations, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participations and only upon receipt by the Lender of the payments from the borrower. A Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement with respect to Participations. Conversely, assignments result in a Fund having a direct contractual relationship with the borrower, and the Fund may be permitted to enforce compliance by the borrower with the terms of the loan agreement.

ii.  Commercial Paper — Commercial paper normally represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations, finance companies and other issuers. Commercial paper consists of direct U.S. dollar-denominated obligations of domestic or foreign issuers. Asset-backed commercial paper is issued by a special purpose entity that is organized to issue the commercial paper and to purchase trade receivables or other financial assets.

iii.  Inverse Floaters — The interest rate on inverse floating rate securities (“inverse floaters”) resets in the opposite direction from the market rate of interest to which the inverse floaters are indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher the degree of leverage of an inverse floater, the greater the volatility of its market value.

139

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2019

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

iv.  Mortgage-Backed and Asset-Backed Securities —Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by residential and/or commercial real estate property. Asset-backed securities include securities whose principal and interest payments are collateralized by pools of other assets or receivables. The value of certain mortgage-backed and asset-backed securities (including adjustable rate mortgage loans) may be particularly sensitive to changes in prevailing interest rates. The value of these securities may also fluctuate in response to the market’s perception of the creditworthiness of the issuers.

Asset-backed securities may present credit risks that are not presented by mortgage-backed securities because they generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Some asset-backed securities may only have a subordinated claim on collateral.

Stripped mortgage-backed securities are usually structured with two different classes: one that receives substantially all interest payments (interest-only, or “IO” and/or high coupon rate with relatively low principal amount, or “IOette”), and the other that receives substantially all principal payments (principal-only, or “PO”) from a pool of mortgage loans. Little to no principal will be received at the maturity of an IO; as a result, periodic adjustments are recorded to reduce the cost of the security until maturity. These adjustments are included in interest income.

v.  Mortgage Dollar Rolls — Mortgage dollar rolls are transactions whereby a Fund sells mortgage-backed-securities and simultaneously contracts with the same counterparty to repurchase similar securities on a specified future date. During the settlement period, a Fund will not be entitled to accrue interest and receive principal payments on the securities sold. The Funds account for mortgage dollar roll transactions as purchases and sales and realize gains and losses on these transactions.

vi.  Structured Notes — The values of structured notes are based on the price movements of a reference security or index. Upon termination, a Fund will receive a payment from the issuer based on the value of the referenced instrument (notional amount multiplied by price of the referenced instrument) and record a realized gain or loss. Structured notes that are exchange traded are generally classified as Level 1 of the fair value hierarchy.

vii.  Treasury Inflation Protected Securities — TIPS are treasury securities in which the principal amount is adjusted daily to keep pace with inflation, as measured by the U.S. Consumer Pricing Index for Urban Consumers. The repayment of the original bond principal upon maturity is guaranteed by the full faith and credit of the U.S. Government.

viii.  When-Issued Securities and Forward Commitments — When-issued securities, including TBA (“To Be Announced”) securities, are securities that are authorized but not yet issued in the market and purchased in order to secure what is considered to be an advantageous price or yield to a Fund. A forward commitment involves entering into a contract to purchase or sell securities, typically on an extended settlement basis, for a fixed price at a future date. The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although a Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for its portfolio, the Fund may dispose of when-issued securities or forward commitments prior to settlement, which may result in a realized gain or loss. For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Fund and cash collateral received, if any, is reported separately on the Statements of Assets and Liabilities as receivables/payables for collateral on certain contracts. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments.

Equity Securities — Equity securities traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM and GSAMI to not represent fair value, equity securities are valued at the last bid price for long positions and at the last ask price for short positions. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price, and are generally classified as Level 2. Securities traded on certain foreign securities exchanges

140

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Private Investments — Private investments may include, but are not limited to, investments in private equity or debt instruments. The investment manager estimates the fair value of private investments based upon various factors, including, but not limited to, transactions in similar instruments, completed or pending third-party transactions in underlying investments or comparable entities, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure, offerings in equity or debt capital markets, and changes in current and projected financial ratios or cash flows.

Money Market Funds — Investments in the Goldman Sachs Financial Square Government Fund (“Underlying Fund”) are valued at the NAV of the Institutional Share class on the day of valuation. These investments are generally classified as Level 1 of the fair value hierarchy. For information regarding the Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. A Fund enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers. For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Fund and cash collateral received, if any, is reported separately on Statements of Assets or Liabilities as receivable/payables for collateral on certain derivative contracts. Non cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments.

Exchange-traded derivatives, including futures and options contracts, are generally valued at the last sale or settlement price on the exchange where they are principally traded. Exchange-traded options without settlement prices are generally valued at the midpoint of the bid and ask prices on the exchange where they are principally traded (or, in the absence of two-way trading, at the last bid price for long positions and the last ask price for short positions). Exchange-traded derivatives typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i.  Forward Contracts — A forward contract is a contract between two parties to buy or sell an asset at a specified price on a future date. A forward contract settlement can occur on a cash or delivery basis. Forward contracts are marked-to-market daily using independent vendor prices, and the change in value, if any, is recorded as an unrealized gain or loss. Cash and certain investments may be used to collateralize forward contracts.

A forward foreign currency exchange contract is a forward contract in which a Fund agrees to receive or deliver a fixed quantity of one currency for another, at a pre-determined price at a future date. All forward foreign currency exchange contracts are marked-to-market daily at the applicable forward rate. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

ii.  Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security. Upon entering into a futures contract, a Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by a Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

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March 31, 2019

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

iii.  Options — When a Fund writes call or put options, an amount equal to the premium received is recorded as a liability and is subsequently marked-to-market to reflect the current value of the option written. Swaptions are options on interest rate and/or credit default swap contracts.

Upon the purchase of a call option or a put option by a Fund, the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current value of the option. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms.

iv.  Swap Contracts — Bilateral swap contracts are agreements in which a Fund and a counterparty agree to exchange periodic payments on a specified notional amount or make a net payment upon termination. Bilateral swap transactions are privately negotiated in the OTC market and payments are settled through direct payments between a Fund and the counterparty. By contrast, certain swap transactions are subject to mandatory central clearing. These swaps are executed through a derivatives clearing member (“DCM”), acting in an agency capacity, and submitted to a central counterparty (“CCP”) (“centrally cleared swaps”), in which case all payments are settled with the CCP through the DCM. Swaps are marked-to-market daily using pricing vendor quotations, counterparty or clearinghouse prices or model prices, and the change in value, if any, is recorded as an unrealized gain or loss. Upon entering into a swap contract, a Fund is required to satisfy an initial margin requirement by delivering cash or securities to the counterparty (or in some cases, segregated in a triparty account on behalf of the counterparty), which can be adjusted by any mark-to-market gains or losses pursuant to bilateral or centrally cleared arrangements. For centrally cleared swaps the daily change in valuation, if any, is recorded as a receivable or payable for variation margin.

An interest rate swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals, based upon or calculated by reference to changes in interest rates on a specified notional principal amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

A credit default swap is an agreement that involves one party (the buyer of protection) making a stream of payments to another party (the seller of protection) in exchange for the right to receive protection on a reference security or obligation, including a group of assets or exposure to the performance of an index. A Fund’s investment in credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. If a Fund buys protection through a credit default swap and no credit event occurs, its payments are limited to the periodic payments previously made to the counterparty. Upon the occurrence of a specified credit event, a Fund, as a buyer of credit protection, is entitled to receive an amount equal to the notional amount of the swap and deliver to the seller the defaulted reference obligation in a physically settled trade. A Fund may also receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade.

As a seller of protection, a Fund generally receives a payment stream throughout the term of the swap, provided that there is no credit event. In addition, if a Fund sells protection through a credit default swap, a Fund could suffer a loss because the value of the referenced obligation and the premium payments received may be less than the notional amount of the swap paid to the buyer of protection. Upon the occurrence of a specified credit event, a Fund, as a seller of credit protection, may be required to take possession of the defaulted reference obligation and pay the buyer an amount equal to the notional amount of the swap in a physically settled trade. A Fund may also pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted security or obligation. In addition, a Fund is entitled to a return of any assets, which have been pledged as collateral to the counterparty upon settlement.

The maximum potential amount of future payments (undiscounted) that a Fund as seller of protection could be required to make under a credit default swap would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or net amounts received from a settlement of a credit default swap for the same reference security or obligation where a Fund bought credit protection.

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3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

A total return swap is an agreement that gives a Fund the right to receive the appreciation in the value of a specified security, basket of investments or indices, index or other instrument in return for a fee paid to the counterparty, which will typically be an agreed upon interest rate. If the underlying asset declines in value over the term of the swap, a Fund may also be required to pay the dollar value of that decline to the counterparty.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM or GSAMI believes that such quotations do not accurately reflect fair value, the fair value of the Funds’ investments may be determined under Valuation Procedures approved by the Trustees. GSAM and GSAMI, consistent with their procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party vendors, such investments are classified as Level 3 investments. GSAM did not develop the unobservable inputs for valuation of Level 3 Assets and Liabilities.

C.  Fair Value Hierarchy — The following is a summary of the Funds’ investments and derivatives classified in the fair value hierarchy as of March 31, 2019:

BOND

Investment Type	Level 1	Level 2	Level 3

Assets

Fixed Income

Corporate Obligations	$—	$198,323,183	$—

Mortgage-Backed Obligations	—	174,724,718	997,949

U.S. Treasury Obligations and/or Other U.S. Government Agencies	19,996,161	14,909,172	—

Asset-Backed Securities	—	58,967,057	—

Foreign Debt Obligations	—	4,788,197	—

Municipal Debt Obligations	—	10,027,752	—

Investment Company	45,426,180	—	—

Total	$65,422,341	$461,740,079	$997,949

Liabilities

Fixed Income

Mortgage-Backed Obligations — Forward Sales Contracts	$—	$(7,216,023)	$—

Total	$—	$(7,216,023)	$—

Derivative Type

Assets

Forward Foreign Currency Exchange Contracts(a)	$—	$1,459,938	$—

Futures Contracts(a)	2,202,955	—	—

Interest Rate Swap Contracts(a)	—	2,258,475	—

Credit Default Swap Contracts(a)	—	53,261	—

Options Purchased	237,476	705,265	—

Total	$2,440,431	$4,476,939	$—

Liabilities

Forward Foreign Currency Exchange Contracts(a)	$—	$(1,443,256)	$—

Futures Contracts(a)	(894,820)	—	—

Interest Rate Swap Contracts(a)	—	(1,117,771)	—

Credit Default Swap Contracts(a)	—	(264,105)	—

Written Option Contracts	—	(602,699)	—

Total	$(894,820)	$(3,427,831)	$—

(a)	Amount shown represents unrealized gain (loss) at period end.

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Notes to Financial Statements (continued)

March 31, 2019

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

CORE FIXED INCOME

Investment Type	Level 1	Level 2	Level 3

Assets

Fixed Income

Corporate Obligations	$—	$419,216,777	$—

Mortgage-Backed Obligations	—	354,863,894	—

U.S. Treasury Obligations and/or Other U.S. Government Agencies	143,694,754	59,808,877	—

Asset-Backed Securities	—	103,414,655	—

Foreign Debt Obligations	—	14,349,892	—

Municipal Debt Obligations	—	21,466,616	—

Investment Company	82,512,155	—	—

Short-term Investments	—	14,076,574	—

Total	$226,206,909	$987,197,285	$—

Liabilities

Fixed Income

Mortgage-Backed Obligations — Forward Sales Contracts	$—	$(23,591,347)	$—

Total	$—	$(23,591,347)	$—

Derivative Type

Assets

Forward Foreign Currency Exchange Contracts(a)	$—	$762,290	$—

Futures Contracts(a)	1,499,915	—	—

Interest Rate Swap Contracts(a)	—	1,906,126	—

Credit Default Swap Contracts(a)	—	125,196	—

Options Purchased	170,200	—	—

Total	$1,670,115	$2,793,612	$—

Liabilities(a)

Forward Foreign Currency Exchange Contracts	$—	$(466,559)	$—

Futures Contracts	(408,640)	—	—

Interest Rate Swap Contracts	—	(1,020,584)	—

Credit Default Swap Contracts	—	(88,741)	—

Total	$(408,640)	$(1,575,884)	$—

(a)	Amount shown represents unrealized gain (loss) at period end.

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3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

GLOBAL INCOME

Investment Type	Level 1	Level 2	Level 3

Assets

Fixed Income

Foreign Sovereign Debt Obligations	$130,523,800	$64,716,818	$—

Corporate Obligations	—	189,532,298	—

Asset-Backed Securities	—	70,668,147	—

Mortgage-Backed Obligations	—	111,697,501	—

U.S. Treasury Obligations and/or Other U.S. Government Agencies	29,413,405	2,521,224	—

Municipal Debt Obligation	—	2,919,460	—

Investment Company	35,651,263	—	—

Total	$195,588,468	$442,055,448	$—

Liabilities

Fixed Income

Mortgage-Backed Obligations — Forward Sales Contracts	$—	$(14,437,862)	$—

Total	$—	$(14,437,862)	$—

Derivative Type

Assets

Forward Foreign Currency Exchange Contracts(a)	$—	$5,676,575	$—

Futures Contracts(a)	1,730,486	—	—

Interest Rate Swap Contracts(a)	—	2,796,554	—

Credit Default Swap Contracts(a)	—	583,756	—

Options Purchased	40,826	667,117	—

Total	$1,771,312	$9,724,002	$—

Liabilities

Forward Foreign Currency Exchange Contracts(a)	$—	$(1,485,009)	$—

Futures Contracts(a)	(504,461)	—	—

Interest Rate Swap Contracts(a)	—	(1,424,759)	—

Credit Default Swap Contracts(a)	—	(362,068)	—

Written Option Contracts	—	(566,352)	—

Total	$(504,461)	$(3,838,188)	$—

(a) Amount shown represents unrealized gain (loss) at period end.

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Notes to Financial Statements (continued)

March 31, 2019

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

STRATEGIC INCOME

Investment Type	Level 1	Level 2	Level 3

Assets

Fixed Income

Bank Loans	$—	$50,536,751	$—

Corporate Obligations	—	495,872,934	—

Mortgage-Backed Obligations	—	213,543,098	15,343,459

Asset-Backed Securities	—	551,867,502	—

Foreign Debt Obligations	46,379,709	56,558,777	—

Municipal Debt Obligations	—	31,969,913	—

U.S. Treasury Obligations and/or Other U.S. Government Agencies	69,467,250	—	—

Common Stock and/or Other Equity Investments

North America	—	28,801,743	—

Investment Company	21,405,495	—	—

Short-term Investments	—	114,514,054	—

Total	$137,252,454	$1,543,664,772	$15,343,459

Derivative Type

Assets

Forward Foreign Currency Exchange Contracts(a)	$—	$12,868,677	$—

Futures Contracts(a)	2,939,708	—	—

Interest Rate Swap Contracts(a)	—	22,789,663	—

Credit Default Swap Contracts(a)	—	933,728	—

Total Return Swap Contracts(a)	—	40,811	—

Purchased Options Contracts	2,447,200	14,110,231	—

Total	$5,386,908	$50,743,110	$—

Liabilities

Forward Foreign Currency Exchange Contracts(a)	$—	$(10,719,005)	$—

Futures Contracts(a)	(10,041,424)	—	—

Interest Rate Swap Contracts(a)	—	(9,866,935)	—

Credit Default Swap Contracts(a)	—	(2,767,570)	—

Total Return Swap Contracts(a)	—	(1,237,469)	—

Written Options Contracts	—	(11,410,424)	—

Total	$(10,041,424)	$(36,001,403)	$—

(a)	Amount shown represents unrealized gain (loss) at period end.

For further information regarding security characteristics, see the Schedules of Investments.

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4. INVESTMENTS IN DERIVATIVES

The following tables set forth, by certain risk types, the gross value of derivative contracts (not considered to be hedging instruments for accounting disclosure purposes) as of March 31, 2019. These instruments were used as part of the Funds’ investment strategies and to obtain and/or manage exposure related to the risks below. The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Funds’ net exposure.

BOND
Risk	Statement of Assets and Liabilities	Assets		Statement of Assets and Liabilities	Liabilities
Interest rate	Variation margin on swap contracts; Variation margin on futures contracts; Purchased options, at value	$5,404,171	(a)	Variation margin on swap contracts; Variation margin on futures contracts; Written options at value	$(2,615,290)	(a)
Credit	Variation margin on swap contracts	53,261	(a)	Variation margin on swap contracts; Payable for unrealized loss on swap contracts	(264,105)	(a)(b)
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts.	1,459,938		Payable for unrealized loss on forward foreign currency exchange contracts.	(1,443,256)
Total		$6,917,370			$(4,322,651)

CORE FIXED INCOME
Risk	Statement of Assets and Liabilities	Assets		Statement of Assets and Liabilities	Liabilities
Interest rate	Variation margin on swap contracts; Variation margin on futures contracts	$3,576,241	(a)	Variation margin on swap contracts; Variation margin on futures contracts	$(1,429,224)	(a)
Credit	Variation margin on swap contracts	125,196	(a)	Variation margin on swap contracts	(88,741)	(a)
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts.	762,290		Payable for unrealized loss on forward foreign currency exchange contracts.	(466,559)
Total		$4,463,727			$(1,984,524)

GLOBAL INCOME
Risk	Statement of Assets and Liabilities	Assets		Statement of Assets and Liabilities	Liabilities
Interest rate	Variation margin on futures contracts; Variation margin on swap contracts; Receivable for unrealized gain on swap contracts; Purchased options, at value	$5,234,983	(a)	Variation margin on futures contracts; Variation margin on swap contracts; Written options, at value	$(2,495,572)	(a)
Credit	Variation margin on swap contracts	583,756	(a)	Payable for unrealized loss on swap contracts; Variation margin on swap contracts	(362,068)	(a)(b)
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts.	5,676,575		Payable for unrealized loss on forward foreign currency exchange contracts.	(1,485,009)
Total		$11,495,314			$(4,342,649)

(a)	Includes unrealized gain (loss) on futures contracts and centrally cleared swaps described in the Additional Investment Information sections of the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.
(b)	Aggregate of amounts include $232,654 and $318,375 for the Bond and Global Income Funds, respectively, which represent the payments to be made pursuant to bilateral agreements should counterparties exercise their “right to terminate” provisions based on, among others, the Funds’ performance, their failure to pay on their obligations or failure to pledge collateral. Such amounts do not include incremental charges directly associated with the close-out of the agreements. They also do not reflect the fair value of any assets pledged as collateral which, through the daily margining process, substantially offsets the aforementioned amounts and for which the Funds are entitled to a full return.

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Notes to Financial Statements (continued)

March 31, 2019

4. INVESTMENTS IN DERIVATIVES (continued)

STRATEGIC INCOME
Risk	Statement of Assets and Liabilities	Assets		Statement of Assets and Liabilities	Liabilities
Interest rate	Receivable for unrealized gain on swap contracts; Variation margin on swap contracts; Variation margin on futures contracts; Purchased options, at value	$43,212,901	(a)	Payable for unrealized loss on swap contracts; Variation margin on swap contracts; Variation margin on futures contracts; Written options, at value	$(33,086,886)	(a)(b)
Credit	Variation margin on swap contracts; Purchased options, at value	1,725,543	(a)	Variation margin on swap contracts; Payable for unrealized loss on swap contracts	(2,767,570)	(a)(b)
Equity	—	—		Payable for unrealized loss on swap contracts	(1,146,469)
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	12,868,677		Payable for unrealized loss on forward foreign currency exchange contracts	(10,719,005)
Total		$57,807,121			$(47,719,930)

(a)	Includes unrealized gain (loss) on futures contracts and centrally cleared swaps described in the Additional Investment Information sections of the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.
(b)	Aggregate of amounts include $3,167,687 for the Strategic Income Fund, which represent the payments to be made pursuant to bilateral agreements should counterparties exercise their “right to terminate” provisions based on, among others, the Fund’s performance, it’s failure to pay on it’s obligations or failure to pledge collateral. Such amounts do not include incremental charges directly associated with the close-out of the agreements. They also do not reflect the fair value of any assets pledged as collateral which, through the daily margining process, substantially offsets the aforementioned amounts and for which the Fund is entitled to a full return.

The following tables set forth, by certain risk types, the Funds’ gains (losses) related to these derivatives and their indicative volumes for the fiscal year ended March 31, 2019. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

BOND
Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest rate	Net realized gain (loss) from purchased options contracts, futures contracts, swap contracts and written option contracts/Net change in unrealized gain (loss) on purchased options contracts, futures contracts, swap contracts and written option contracts	$3,285,734	$ 887,454	2,094
Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	(144,835)	127,099	58
Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net change in unrealized gain (loss) on forward foreign currency exchange contracts	(4,748,469)	585,341	581
Total		$(1,607,570)	$1,599,894	2,733

(a)	Average number of contracts is based on the average of month end balances for the fiscal year ended March 31, 2019.

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4. INVESTMENTS IN DERIVATIVES (continued)

CORE FIXED INCOME
Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest rate	Net realized gain (loss) from purchased options contracts, futures contracts and swap contracts/Net change in unrealized gain (loss) on purchased options contracts, futures contracts and swap contracts	$1,339,513	$199,894	2,010
Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	35,400	51,610	2
Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net change in unrealized gain (loss) on forward foreign currency exchange contracts	(625,216)	881,085	324
Total		$749,697	$1,132,589	2,336

GLOBAL INCOME
Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest rate	Net realized gain (loss) from purchased options, futures contracts, swap contracts /Net change in unrealized gain (loss) on purchased options, futures contracts, swap contracts and written options	$5,648,755	$ (36,208)	1,789
Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	58,296	492,555	7
Currency	Net realized gain (loss) forward foreign currency exchange contracts /Net change in unrealized gain (loss) on forward foreign currency exchange contracts	15,099,871	6,514,041	585
Total		$20,806,922	$6,970,388	2,381

STRATEGIC INCOME
Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest rate	Net realized gain (loss) on purchased options contracts, futures contracts, swap contracts and written options contracts/Net change in unrealized gain (loss) on purchased options contracts, futures contracts, swap contracts and written options contracts	$105,477,207	$(55,725,030)	30,594
Credit	Net realized gain (loss) on purchased options contracts and swap contracts/Net change in unrealized gain (loss) on purchased options contracts and swap contracts	(20,930,464)	17,184,610	50
Equity	Net realized gain (loss) on swap contracts/Net change in unrealized gain (loss) on swap contracts	2,281,008	(1,146,469)	1
Currency	Net realized gain (loss) on forward foreign currency exchange/Net change in unrealized gain (loss) on forward foreign currency exchange contracts.	(27,788,726)	18,391,294	594
Total		$59,039,025	$(21,295,595)	31,239

(a)	Average number of contracts is based on the average of month end balances for the fiscal year end March 31, 2019.

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Notes to Financial Statements (continued)

March 31, 2019

4. INVESTMENTS IN DERIVATIVES (continued)

In order to better define its contractual rights and to secure rights that will help a Fund mitigate its counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs OTC derivatives (including forward foreign currency exchange contracts, and certain options and swaps), and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

Collateral and margin requirements differ between exchange traded derivatives and OTC derivatives. Margin requirements are established by the broker or clearing house for exchange-traded and centrally cleared derivatives (financial futures contracts, options and centrally cleared swaps) pursuant to governing agreements for those instrument types. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract-specific for OTC derivatives. For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by a Fund and the counterparty. Additionally, a Fund may be required to post initial margin to the counterparty, the terms of which would be outlined in the confirmation of the OTC transaction.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Fund and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as receivables/payables for collateral on certain derivative contracts. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold before a transfer is required to be made. To the extent amounts due to a Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. A Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that GSAM and GSAMI believe to be of good standing and by monitoring the financial stability of those counterparties.

Additionally, the netting of assets and liabilities and the offsetting of collateral pledged or received are based on contractual netting/set-off provisions in the ISDA Master Agreement or similar agreements. However, in the event of a default or insolvency of a counterparty, a court could determine that such rights are not enforceable due to the restrictions or prohibitions against the right of setoff that may be imposed in accordance with a particular jurisdiction’s bankruptcy or insolvency laws.

The following tables set forth the Funds’ net exposure for derivative instruments that are subject to enforceable master netting arrangements or similar agreements as of March 31, 2019:

Global Income Fund
	Derivative Assets(1)				Derivative Liabilities(1)				Net Derivative Asset (Liabilities)	Collateral (Received) Pledged(1)	Net Amount(2)
Counterparty	Options Purchased	Swaps	Forward Currency Contracts	Total	Swaps	Forward Currency Contracts	Options Written	Total
Barclays Bank PLC	$—	$—	$—	$—	$(8,701)	$—	$—	$(8,701)	$(8,701)	$—	$(8,701)
Citibank NA	551,206	—	—	551,206	(236,494)	—	(479,404)	(715,898)	(164,692)	—	(164,692)
Deutsche Bank AG (London)	—	—	—	—	(1,841)	—	—	(1,841)	(1,841)	—	(1,841)
JPMorgan Securities, Inc.	115,911	8,796	—	124,707	(71,339)	—	(86,948)	(158,287)	(33,580)	—	(33,580)
MS & Co. Int. PLC	—	—	5,676,575	5,676,575	—	(1,485,009)	—	(1,485,009)	4,191,566	—	4,191,566

Total	$667,117	$8,796	$5,676,575	$6,352,488	$(318,375)	$(1,485,009)	$(566,352)	$(2,369,736)	$3,982,752	$—	$3,982,752

(1)	Gross amounts available for offset but not netted in the Statement of Assets and Liabilities.
(2)	Net amount represents the net amount due (to) from counterparty in the event of a default based on the contractual set-off rights under the agreement. Net amount excludes any over-collateralized amounts.

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4. INVESTMENTS IN DERIVATIVES (continued)

Strategic Income Fund
	Derivative Assets(1)				Derivative Liabilities(1)				Net Derivative Asset (Liabilities)	Collateral (Received) Pledged(1)	Net Amount(2)
Counterparty	Options Purchased	Swaps	Forward Currency Contracts	Total	Swaps	Forward Currency Contracts	Options Written	Total
Barclays Bank PLC	$—	$—	$—	$—	$(212,057)	$—	$—	$(212,057)	$(212,057)	$212,057	$—
BoA Securities LLC	332,696	—	—	332,696	—	—	—	—	332,696	—	332,696
Citibank NA	11,918,622	—	—	11,918,622	(1,242,044)	—	(10,324,921)	(11,566,965)	351,657	(260,000)	91,657
CS International (London)	459,119	40,811	—	499,930	—	—	—	—	499,930	—	499,930
Deutsche Bank AG (London)	—	—	—	—	(225,434)	—	—	(225,434)	(225,434)	220,000	(5,434)
JPMorgan Securities, Inc.	1,399,794	—	—	1,399,794	(1,365,487)	—	(1,085,503)	(2,450,990)	(1,051,196)	980,000	(71,196)
MS & Co. Int. PLC	—	—	12,868,677	12,868,677	—	(10,719,005)	—	(10,719,005)	2,149,672	—	2,149,672
UBS AG (London)	—	—	—	—	(122,665)	—	—	(122,665)	(122,665)	—	(122,665)

Total	$14,110,231	$40,811	$12,868,677	$27,019,719	$(3,167,687)	$(10,719,005)	$(11,410,424)	$(25,297,116)	$1,722,603	$1,152,057	$2,874,660

(1)	Gross amounts available for offset but not netted in the Statement of Assets and Liabilities.
(2)	Net amount represents the net amount due (to) from counterparty in the event of a default based on the contractual set-off rights under the agreement. Net amount excludes any over-collateralized amounts.

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM and GSAMI manage the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM and GSAMI are entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

As of March 31, 2019, the contractual management fee with GSAM and GSAMI were as stated below. The effective contractual management rates and effective net management rates represent the rates for the fiscal year ended March 31, 2019.

Fund	Contractual Management Rate						Effective Net Management Rate*
	First $1 Billion	Next $1 Billion	Next $3 Billion	Next $3 Billion	Over $8 Billion	Effective Rate
Bond	0.41%	0.37%	0.35%	0.34%	0.34%	0.41%	0.41%
Core Fixed Income	0.40	0.36	0.34	0.33	0.32	0.40	0.39
Global Income	0.65	0.59	0.56	0.55	0.54	0.65	0.65
Strategic Income	0.60	0.54	0.51	0.50	0.49	0.55	0.55

*	The Effective Net Management Rate includes the impact of management fee waivers of affiliated underlying funds, if any.

The Funds invest in Institutional Shares of the Goldman Sachs Financial Square Government Fund, which is an affiliated Underlying Fund. GSAM and GSAMI have agreed to waive a portion of their management fee payable by the Funds in an amount equal to the management fee they earn as investment advisers to the affiliated Underlying Fund in which the Funds invest. For the

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Notes to Financial Statements (continued)

March 31, 2019

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

fiscal year ended March 31, 2019, GSAM waived $8,929, $ 49,430 and $62,638 of the Fund’s management fee for the Bond, Core Fixed Income and Strategic Income Funds, respectively. For the fiscal year ended March 31, 2019, GSAMI waived $24,026 of the Global Income Fund’s management fee.

B. Distribution and/or Service (12b-1) Plans — The Trust, on behalf of Class A and Class R Shares of each applicable Fund, has adopted Distribution and Service Plans subject to Rule 12b-1 under the Act. Under the Distribution and Service Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class A or Class R Shares of the Funds, as applicable, as set forth below.

The Trust, on behalf of Class C Shares of each applicable Fund, has adopted a Distribution Plan subject to Rule 12b-1 under the Act. Under the Distribution Plan, Goldman Sachs as Distributor is entitled to a fee accrued daily and paid monthly for distribution services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class C Shares of the Funds, as set forth below.

The Trust, on behalf of Service Shares of each applicable Fund, has adopted a Service Plan subject to Rule 12b-1 under the Act to allow Service Shares to compensate service organizations (including Goldman Sachs) for providing personal and account maintenance services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations equal to an annual percentage rate of the average daily net assets attributable to Service Shares of the Funds, as set forth below.

	Distribution and/or Service Plan Rates
	Class A*	Class C	Class R*	Service
Distribution and/or Service Plan	0.25%	0.75%	0.50%	0.25%

*	With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution Plan to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

C.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Funds pursuant to a Distribution Agreement, may retain a portion of the Class A Shares’ front end sales charge and Class C Shares’ CDSC. During the fiscal year ended March 31, 2019, Goldman Sachs retained the following amounts:

	Front End Sales Charge	Contingent Deferred Sales Charge
Fund	Class A	Class C
Bond	$2,359	$54
Core Fixed Income	2,688	662
Global Income	1,864	—
Strategic Income	4,143	—

D.  Service and/or Shareholder Administration Plans — The Trust, on behalf of each applicable Fund, has adopted Service and/or Shareholder Administration Plans to allow Class C and Service Shares, respectively, to compensate service organizations (including Goldman Sachs) for providing varying levels of personal and account maintenance and/or shareholder administration services to their customers who are beneficial owners of such shares. The Service and/or Shareholder Administration Plans each provide for compensation to the service organizations equal to an annual percentage rate of 0.25% the average daily net assets attributable to Class C and/or Service Shares of the Funds, respectively.

E.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates

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5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

as follows: 0.13% of the average daily net assets of Class A, Class C, Investor and Class R Shares; 0.03% of the average daily net assets of Class P and Class R6 Shares; and 0.04% of the average daily net assets of Institutional and Service Shares.

F.  Other Expense Agreements and Affiliated Transactions — GSAM and GSAMI have agreed to limit certain “Other Expenses” of the Funds (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM or GSAMI for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets for the Bond, Core Fixed Income, Global Income and Strategic Income Funds are 0.004%, 0.014%, 0.004% and 0.054%, respectively. These Other Expense limitations will remain in place through at least July 29, 2019 and prior to such date GSAM and GSAMI may not terminate the arrangements without the approval of the Trustees. In addition, the Funds have entered into certain offset arrangements with the transfer agent, which may result in a reduction of the Funds’ expenses and are received irrespective of the application of the “Other Expense” limitations described above.

Goldman Sachs may voluntarily waive a portion of any payments under a Fund’s Distribution and Service Plan, Service Plan and Shareholder Administration Plan, Transfer Agency Agreement, and/or Management Agreement and these waivers may exceed what is stipulated in any fee waiver arrangements (as applicable). These temporary waivers may be modified or terminated at any time at the option of Goldman Sachs without shareholder approval.

For the fiscal year ended March 31, 2019, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Fund	Management Fee Waiver	Transfer Agency Waivers/Credits	Distribution and Service Fee Waiver	Other Expense Reimbursements	Total Expense Reductions
Bond	$8,929	$347	$1	$1,011,533	$1,020,810
Core Fixed Income	49,430	205	—	742,941	792,576
Global Income	24,026	251	99	993,096	1,017,472
Strategic Income	62,638	1,067	—	536,564	600,269

G.  Line of Credit Facility — As of March 31, 2019, the Funds participated in a $770,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the fiscal year ended March 31, 2019, the Funds did not have any borrowings under the facility. The facility was decreased to $580,000,000 effective April 30, 2019.

H.  Other Transactions with Affiliates — For the fiscal year ended March 31, 2019, Goldman Sachs earned $66,141, $68,536, and $946,639 in brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant, on behalf of the Bond, Core Fixed Income and Strategic Income Funds, respectively.

The Funds may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is solely due to having a common investment adviser, common officers, or common trustees. For the fiscal year ended March 31, 2019, the purchases at cost with an affiliated fund in compliance with Rule 17a-7 under the Act for the Strategic Income Fund were $ 3,848,781.

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Notes to Financial Statements (continued)

March 31, 2019

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

As of March 31, 2019 the following Fund of Funds Portfolios were the beneficial owners of 5% or more of total outstanding shares of the following Fund:

Fund	Goldman Sachs Balanced Strategy Portfolio	Goldman Sachs Growth and Income Strategy Portfolio
Global Income	20%	13%

As of March 31, 2019, The Goldman Sachs Group, Inc. was the beneficial owner of approximately 24% or more of outstanding Service Shares of Goldman Sachs Bond Fund.

The following table provides information about the Funds’ investments in the Goldman Sachs Financial Square Government Fund as of and For the fiscal year ended March 31, 2019:

Fund	Market Value as of March 31, 2018	Purchases at Cost	Proceeds from Sales	Market Value as of March 31, 2019	Shares as of March 31, 2019	Dividend Income
Bond	$9,604,453	$208,381,763	$(172,560,036)	$45,426,180	45,426,180	$120,474
Core Fixed Income	52,662	754,189,136	(671,729,643)	82,512,155	82,512,155	601,462
Global Income	17,800,265	386,042,291	(368,191,293)	35,651,263	35,651,263	294,081
Strategic Income	133,243	2,029,874,275	(2,008,602,023)	21,405,495	21,405,495	818,459

The following table provides information about the investment in the shares of an issuer deemed to be an affiliate by the Strategic Income Fund for the fiscal year ended March 31, 2019:

Name of Affiliated Issuer	Market Value as of March 31, 2018	Proceeds from Sales	Net Realized Gain Loss	Net Change in Unrealized Gain (loss)	Market Value as of March 31, 2019
Montage Resource Corp. — Common Stock*	$64,216,133	(3,139,808)	(3,573,102)	(28,701,480)	$28,801,743

*	Previously known as Blue Ridge Mountain Resource, Inc.

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended March 31, 2019 were:

Fund	Purchases of U.S. Government and Agency Obligations	Purchases (Excluding U.S. Government and Agency Obligations)	Sales and Maturities of U.S. Government and Agency Obligations	Sales and Maturities (Excluding U.S. Government and Agency Obligations)
Bond	$2,146,026,617	$205,669,719	$2,239,650,510	$159,276,341
Core Fixed Income	4,341,495,348	405,047,449	4,262,952,755	250,218,143
Global Income	1,651,895,756	261,168,431	1,634,152,639	333,736,500
Strategic Income	3,565,810,696	1,033,400,145	4,005,431,751	2,683,179,868

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GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

7. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended March 31, 2019 was as follows:

	Bond	Core Fixed Income	Global Income	Strategic Income
Distribution paid from:
Ordinary income	$13,395,886	$31,355,742	$10,929,223	$14,435,927
Total taxable distributions	$13,395,886	$31,355,742	$10,929,223	$14,435,927
Tax return of capital	$1,294,415	$—	$—	$89,564,504

The tax character of distributions paid during the fiscal year ended March 31, 2018 was as follows:

	Bond	Core Fixed Income	Global Income	Strategic Income
Distribution paid from:
Ordinary income	$12,044,671	$25,183,078	$15,889,593	$50,281,478
Total taxable distributions	$12,044,671	$25,183,078	$15,889,593	$50,281,478
Tax return of capital	$2,121,744	$—	$—	$21,077,770

As of March 31, 2019, the components of accumulated earnings (losses) on a tax basis were as follows:

	Bond	Core Fixed Income	Global Income	Strategic Income
Undistributed ordinary income — net	$—	$7,557,032	$9,558,616	$—
Total undistributed earnings	$—	$7,557,032	$9,558,616	$—
Capital loss carryforwards:
Perpetual Short-Term	(8,809,274)	(10,640,997)	(3,773,661)	(1,226,425,904)
Perpetual Long-Term	(8,605,687)	(8,094,551)	(4,647,018)	(739,520,855)
Total capital loss carryforwards	$(17,414,961)	$(18,735,548)	$(8,420,679)	$(1,965,946,759)
Timing differences (Qualified Late Year Loss Deferral/Post October Loss Deferral, Straddle Loss Deferral/Distributions Payable)	$(1,225,530)	$(2,513,782)	$(3,367,356)	$(54,028,914)
Unrealized gains (losses) — net	6,219,261	20,420,387	10,607,348	(70,682,344)
Total accumulated earnings (losses) net	$(12,421,230)	$6,728,089	$8,377,929	$(2,090,658,017)

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Notes to Financial Statements (continued)

March 31, 2019

7. TAX INFORMATION (continued)

As of March 31, 2019, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Bond	Core Fixed Income	Global Income	Strategic Income
Tax Cost	$524,736,953	$1,195,269,097	$634,290,462	$1,781,551,191
Gross unrealized gain	12,219,193	25,580,792	16,632,398	59,691,216
Gross unrealized loss	(5,999,932)	(5,160,405)	(6,025,050)	(130,373,560)
Net unrealized gains (losses)	$6,219,261	$20,420,387	$10,607,348	$(70,682,344)

The difference between GAAP-basis and tax basis unrealized gains (losses) is attributable primarily to wash sales, net mark to market gains (losses) on regulated futures contracts and options contracts, net mark to market gains/(losses) on foreign currency contracts, and differences in the tax treatment of swap transactions, and material modification of debt securities.

The Bond Fund reclassed $360,698 from paid in capital to distributable earnings for the year ending March 31, 2019. In order to present certain components of the Fund’s capital accounts on a tax-basis, certain reclassifications have been recorded to the Fund’s accounts. These reclassifications have no impact on the net asset value of the Fund and result primarily from return of capital distributions.

The Strategic Income Fund reclassed $13,010,276 from paid in capital to distributable earnings for the year ending March 31, 2019. In order to present certain components of the Fund’s capital accounts on a tax-basis, certain reclassifications have been recorded to the Fund’s accounts. These reclassifications have no impact on the net asset value of the Fund and result primarily from return of capital distributions.

GSAM and GSAMI have reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and have concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

8. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Derivatives Risk — The Funds’ use of derivatives may result in loss. Derivative instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments, may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Funds. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. Losses from derivatives can also result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

Foreign and Emerging Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the United States. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which the Funds invest. The imposition of exchange controls (including repatriation restrictions), confiscations, trade restrictions (including tariffs) and other government restrictions by the United States or other governments, or from problems in share registration, settlement or custody, may also result in losses. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Funds have exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that the Funds also invest in securities of issuers located in emerging markets, these risks may be more pronounced.

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8. OTHER RISKS (continued)

Foreign Custody Risk — If a Fund invests in foreign securities, the Fund may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some foreign custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over, or independent evaluation of, their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Geographic Risk — If a Fund focuses its investments in securities of issuers located in a particular country or geographic region, the Fund may be subjected, to a greater extent than if its investments were less focused, to the risks of volatile economic cycles and/or conditions and developments that may be particular to that country or region, such as: adverse securities markets; adverse exchange rates; adverse social, political, regulatory, economic, business, environmental or other developments; or natural disasters.

Interest Rate Risk— When interest rates increase, fixed income securities or instruments held by a Fund will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments. The risks associated with changing interest rates may have unpredictable effects on the markets and a Fund’s investments. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by the Funds.

Investments in Other Investment Companies Risk — As a shareholder of another investment company, including an exchange-traded fund (“ETF”), a Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund. ETFs are subject to risks that do not apply to conventional mutual funds, including but not limited to the following: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; and (ii) an active trading market for an ETF’s shares may not develop or be maintained.

Large Shareholder Transactions Risk — A Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include a Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause a Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact a Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would.

Leverage Risk — Leverage creates exposure to potential gains and losses in excess of the initial amount invested. Borrowing and the use of derivatives may result in leverage and may make a Fund more volatile. When a Fund uses leverage, the sum of that Fund’s investment exposure may significantly exceed the amount of assets invested in the Fund, although these exposures may vary over time. Relatively small market movements may result in large changes in the value of a leveraged investment. A Fund will identify liquid assets on its books or otherwise cover transactions that may give rise to such risk, to the extent required by applicable law. The use of leverage may cause a Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. The use of leverage by a Fund can substantially increase the adverse impact to which the Fund’s investment portfolio may be subject.

Liquidity Risk — A Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period or without significant dilution to

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Notes to Financial Statements (continued)

March 31, 2019

8. OTHER RISKS (continued)

remaining investors’ interests because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. If a Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Fund’s NAV and dilute remaining investors’ interests. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, potentially causing increased supply in the market due to selling activity. These risks may be more pronounced in connection with the Funds’ investments in securities of issuers located in emerging market countries.

Loan-Related Investments Risk — In addition to risks generally associated with debt investments, loan-related investments such as loan participations and assignments are subject to other risks. Although a loan obligation may be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to investment. Many loan investments are subject to legal or contractual restrictions on resale and may be relatively illiquid and difficult to value. There is less readily available, reliable information about most loan investments than is the case for many other types of securities. Substantial increases in interest rates may cause an increase in loan obligation defaults. With respect to loan participations, a Fund may not always have direct recourse against a borrower if the borrower fails to pay scheduled principal and/or interest; may be subject to greater delays, expenses and risks than if the Fund had purchased a direct obligation of the borrower; and may be regarded as the creditor of the agent lender (rather than the borrower), subjecting the Fund to the creditworthiness of that lender as well. Investors in loans, such as a Fund, may not be entitled to rely on the anti-fraud protections of the federal securities laws, although they may be entitled to certain contractual remedies. The market for loan obligations may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Because transactions in many loans are subject to extended trade settlement periods, the Fund may not receive the proceeds from the sale of a loan for a period after the sale. As a result, sale proceeds related to the sale of loans may not be available to make additional investments or to meet the Fund’s redemption obligations for a period after the sale of the loans, and, as a result, the Fund may have to sell other investments or engage in borrowing transactions, such as borrowing from its credit facility, if necessary to raise cash to meet its obligations.

Senior Loans hold the most senior position in the capital structure of a business entity, and are typically secured with specific collateral, but are nevertheless usually rated below investment grade. Because Second Lien Loans are subordinated or unsecured and thus lower in priority of payment to Senior Loans, they are subject to the additional risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower. Second Lien Loans generally have greater price volatility than Senior Loans and may be less liquid.

Market and Credit Risks —In the normal course of business, a Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, a Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Non-Diversification Risk —The Global Income Fund is non-diversified, meaning that it is permitted to invest a larger percentage of its assets in fewer issuers than diversified mutual funds. Thus, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

Sector Risk — To the extent a Fund focuses its investments in securities of issuers in one or more sectors (such as the financial services or telecommunications sectors), the Fund may be subjected, to a greater extent than if its investments were diversified across different sectors, to the risks of volatile economic cycles and/or conditions and developments that may be particular to that sector, such as: adverse economic, business, political, environmental or other developments.

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8. OTHER RISKS (continued)

Short Position Risk — A Fund may enter into a short position through a futures contract, an option or swap agreement or through short sales of any instrument that a Fund may purchase for investment. Taking short positions involves leverage of a Fund’s assets and presents various risks, including counterparty risk. If the value of the underlying instrument or market in which a Fund has taken a short position increases, then the Fund will incur a loss equal to the increase in value from the time that the short position was entered into plus any related interest payments or other fees. Taking short positions involves the risk that losses may be disproportionate, may exceed the amount invested, and may be unlimited. To the extent that a Fund uses the proceeds it receives from a short position to take additional long positions, the risks associated with the short position, including leverage risks, may be heightened, because doing so increases the exposure of a Fund to the markets and therefore could magnify changes to a Fund’s NAV.

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM and GSAMI believe the risk of loss under these arrangements to be remote.

10. OTHER MATTERS

In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) 2017-08 — Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities held at a premium, by requiring amortization to the earliest call date. The ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. GSAM is currently evaluating the impact, if any, of the amendments.

11. SUBSEQUENT EVENTS

Subsequent events after the Statements of Assets and Liabilities date have been evaluated, and GSAM and GSAMI have concluded that there is no impact requiring adjustment or disclosure in the financial statements.

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Notes to Financial Statements (continued)

March 31, 2019

12. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Bond Fund

	For the Fiscal Year Ended March 31, 2019		For the Fiscal Year Ended March 31, 2018

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	2,185,022	$21,344,637	2,918,449	$29,628,226
Reinvestment of distributions	244,979	2,403,950	229,301	2,327,958
Shares redeemed	(4,082,586)	(40,074,225)	(4,537,779)	(45,655,473)
	(1,652,585)	(16,325,638)	(1,390,029)	(13,699,289)
Class C Shares
Shares sold	147,909	1,442,442	286,036	2,901,363
Reinvestment of distributions	17,007	166,764	19,364	196,593
Shares redeemed	(802,598)	(7,844,001)	(732,653)	(7,426,739)
	(637,682)	(6,234,795)	(427,253)	(4,328,783)
Institutional Shares
Shares sold	4,100,590	40,262,334	11,658,102	118,381,633
Reinvestment of distributions	609,579	5,980,318	785,928	7,974,545
Shares redeemed	(20,893,643)	(204,776,401)	(13,278,502)	(134,149,405)
	(16,183,474)	(158,533,749)	(834,472)	(7,793,227)
Service Shares
Shares sold	5,639	55,456	38,859	396,093
Reinvestment of distributions	584	5,733	2,036	20,734
Shares redeemed	(40,944)	(397,946)	(127,177)	(1,292,623)
	(34,721)	(336,757)	(86,282)	(875,796)
Investor Shares
Shares sold	1,066,729	10,426,901	1,895,986	19,251,067
Reinvestment of distributions	96,964	948,365	102,387	1,036,071
Shares redeemed	(1,478,173)	(14,438,629)	(2,715,839)	(27,344,051)
	(314,480)	(3,063,363)	(717,466)	(7,056,913)
Class P Shares(a)
Shares sold	12,346,083	121,371,840	—	—
Reinvestment of distributions	217,924	2,132,258	—	—
Shares redeemed	(3,820,573)	(37,001,641)	—	—
	8,743,434	86,502,457	—	—
Class R Shares
Shares sold	450,536	4,416,959	603,605	6,121,355
Reinvestment of distributions	18,226	178,638	15,418	156,332
Shares redeemed	(861,666)	(8,435,190)	(839,547)	(8,479,340)
	(392,904)	(3,839,593)	(220,524)	(2,201,653)
Class R6 Shares
Shares sold	1,983,266	19,401,009	2,951,844	30,022,570
Reinvestment of distributions	207,082	2,031,428	152,783	1,548,933
Shares redeemed	(2,134,114)	(20,842,009)	(1,067,075)	(10,810,323)
	56,234	590,428	2,037,552	20,761,180

NET DECREASE	(10,416,178)	$(101,241,010)	(1,638,474)	$(15,194,481)

(a)	Class P Shares commenced operations on April 20, 2018.

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12. SUMMARY OF SHARE TRANSACTIONS (continued)

	Core Fixed Income Fund

	For the Fiscal Year Ended March 31, 2019		For the Fiscal Year Ended March 31, 2018

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	859,937	$8,728,376	1,774,786	$18,565,470
Reinvestment of distributions	139,982	1,421,931	185,675	1,939,189
Shares redeemed	(1,549,770)	(15,676,729)	(10,144,175)	(106,377,446)
	(549,851)	(5,526,422)	(8,183,714)	(85,872,787)
Class C Shares
Shares sold	124,329	1,268,027	199,266	2,086,521
Reinvestment of distributions	12,779	130,458	14,198	148,833
Shares redeemed	(462,158)	(4,706,160)	(761,660)	(8,007,940)
	(325,050)	(3,307,675)	(548,196)	(5,772,586)
Institutional Shares
Shares sold	4,845,565	49,377,460	29,813,621	313,417,436
Reinvestment of distributions	977,384	9,969,120	2,048,893	21,447,845
Shares redeemed	(71,216,558)	(727,795,302)	(23,386,298)	(244,728,381)
	(65,393,609)	(668,448,722)	8,476,216	90,136,900
Service Shares
Shares sold	32,626	331,593	3,762	39,556
Reinvestment of distributions	773	7,880	1,041	10,919
Shares redeemed	(52,385)	(533,499)	(49,740)	(522,963)
	(18,986)	(194,026)	(44,937)	(472,488)
Investor Shares
Shares sold	504,874	5,129,453	1,148,107	12,010,587
Reinvestment of distributions	100,545	1,020,223	103,733	1,082,541
Shares redeemed	(3,318,291)	(33,652,171)	(554,244)	(5,745,542)
	(2,712,872)	(27,502,495)	697,596	7,347,586
Class P Shares(a)
Shares sold	64,528,745	660,845,396	—	—
Reinvestment of distributions	1,221,263	12,475,336	—	—
Shares redeemed	(8,908,948)	(90,620,729)	—	—
	56,841,060	582,700,003	—	—
Class R Shares
Shares sold	77,977	793,451	407,639	4,273,475
Reinvestment of distributions	9,869	100,309	7,294	76,043
Shares redeemed	(114,084)	(1,152,252)	(52,720)	(547,680)
	(26,238)	(258,492)	362,213	3,801,838
Class R6 Shares
Shares sold	25,430,249	260,025,342	824,067	8,492,554
Reinvestment of distributions	567,747	5,795,409	4,592	47,523
Shares redeemed	(5,801,856)	(58,723,081)	(5,375,967)	(56,289,294)
	20,196,140	207,097,670	(4,547,308)	(47,749,217)

NET INCREASE (DECREASE)	8,010,594	$84,559,841	(3,788,130)	$(38,580,754)

(a)	Class P Shares commenced operations on April 20, 2018.

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Notes to Financial Statements (continued)

March 31, 2019

12. SUMMARY OF SHARE TRANSACTIONS (continued)

	Global Income Fund

	For the Fiscal Year Ended March 31, 2019		For the Fiscal Year Ended March 31, 2018

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	1,156,585	$13,991,043	1,995,652	$24,522,175
Reinvestment of distributions	78,659	952,476	152,102	1,863,802
Shares redeemed	(2,617,348)	(31,518,669)	(6,845,470)	(83,867,526)
	(1,382,104)	(16,575,150)	(4,697,716)	(57,481,549)
Class C Shares
Shares sold	58,410	699,958	188,183	2,289,435
Reinvestment of distributions	5,789	69,529	11,222	136,207
Shares redeemed	(434,306)	(5,199,309)	(842,601)	(10,268,266)
	(370,107)	(4,429,822)	(643,196)	(7,842,624)
Institutional Shares
Shares sold	6,027,982	72,732,238	16,957,855	207,721,581
Reinvestment of distributions	381,282	4,609,921	885,843	10,838,416
Shares redeemed	(12,549,140)	(151,516,859)	(42,898,982)	(522,185,661)
	(6,139,876)	(74,174,700)	(25,055,284)	(303,625,664)
Service Shares
Shares sold	21,225	254,076	65,757	802,057
Reinvestment of distributions	1,934	23,273	2,641	32,122
Shares redeemed	(16,158)	(193,580)	(148,319)	(1,809,824)
	7,001	83,769	(79,921)	(975,645)
Investor Shares
Shares sold	1,661,824	19,972,695	2,112,928	25,841,984
Reinvestment of distributions	77,357	933,877	139,207	1,699,991
Shares redeemed	(2,617,963)	(31,499,436)	(5,060,157)	(61,753,018)
	(878,782)	(10,592,864)	(2,808,022)	(34,211,043)
Class P Shares(a)
Shares sold	754,785	9,132,869	—	—
Reinvestment of distributions	9,594	116,187	—	—
Shares redeemed	(108,740)	(1,306,929)	—	—
	655,639	7,942,127	—	—
Class R6 Shares
Shares sold	4,566,866	55,476,517	22,402,182	271,105,093
Reinvestment of distributions	310,362	3,756,235	45,940	558,105
Shares redeemed	(8,639,576)	(103,835,440)	(814,933)	(9,867,490)
	(3,762,348)	(44,602,688)	21,633,189	261,795,708

NET DECREASE	(11,870,577)	$(142,349,328)	(11,650,950)	$(142,340,817)

(a)	Class P Shares commenced operations on April 20, 2018.

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12. SUMMARY OF SHARE TRANSACTIONS (continued)

	Strategic Income Fund

	For the Fiscal Year Ended March 31, 2019		For the Fiscal Year Ended March 31, 2018

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	5,356,686	$49,817,262	8,967,025	$86,286,695
Reinvestment of distributions	752,267	6,978,071	438,497	4,218,311
Shares redeemed	(16,906,763)	(157,792,364)	(43,408,662)	(416,606,844)
	(10,797,810)	(100,997,031)	(34,003,140)	(326,101,838)
Class C Shares
Shares sold	426,260	3,960,874	681,947	6,544,243
Reinvestment of distributions	435,789	4,030,776	126,490	1,218,412
Shares redeemed	(11,173,371)	(103,708,803)	(20,446,200)	(196,075,794)
	(10,311,322)	(95,717,153)	(19,637,763)	(188,313,139)
Institutional Shares
Shares sold	25,791,693	242,001,210	125,331,448	1,203,595,796
Reinvestment of distributions	6,825,291	63,654,682	5,484,503	52,703,012
Shares redeemed	(333,238,154)	(3,108,651,769)	(390,945,597)	(3,745,552,543)
	(300,621,170)	(2,802,995,877)	(260,129,646)	(2,489,253,735)
Investor Shares
Shares sold	2,684,329	25,168,792	4,914,674	47,167,841
Reinvestment of distributions	492,863	4,577,904	305,093	2,932,452
Shares redeemed	(12,722,774)	(118,818,224)	(20,990,361)	(201,417,714)
	(9,545,582)	(89,071,528)	(15,770,594)	(151,317,421)
Class P Shares(a)
Shares sold	73,272,220	687,014,666	—	—
Reinvestment of distributions	1,403,686	12,929,764	—	—
Shares redeemed	(38,320,814)	(352,851,481)	—	—
	36,355,092	347,092,949	—	—
Class R Shares
Shares sold	150,959	1,402,682	206,080	1,972,892
Reinvestment of distributions	15,287	141,376	3,849	37,003
Shares redeemed	(400,550)	(3,685,645)	(425,003)	(4,079,220)
	(234,304)	(2,141,587)	(215,074)	(2,069,325)
Class R6 Shares
Shares sold	34,325,464	319,126,329	1,327,461	12,784,546
Reinvestment of distributions	174,234	1,614,542	55,445	532,677
Shares redeemed	(34,290,999)	(318,499,529)	(5,650,947)	(54,200,486)
	208,699	2,241,342	(4,268,041)	(40,883,263)

NET DECREASE	(294,946,397)	$(2,741,588,885)	(334,024,258)	$(3,197,938,721)

(a)	Class P Shares commenced operations on April 20, 2018.

163

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees of Goldman Sachs Trust and Shareholders of Goldman Sachs Bond Fund, Goldman Sachs Core Fixed Income Fund, Goldman Sachs Global Income Fund, and Goldman Sachs Strategic Income Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Goldman Sachs Bond Fund, Goldman Sachs Core Fixed Income Fund, Goldman Sachs Global Income Fund, and Goldman Sachs Strategic Income Fund (four of the funds constituting Goldman Sachs Trust, hereafter collectively referred to as the “Funds”) as of March 31, 2019, the related statements of operations for the year ended March 31, 2019, the statements of changes in net assets for each of the two years in the period ended March 31, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of March 31, 2019, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended March 31, 2019 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

Boston, Massachusetts

May 24, 2019

We have served as the auditor of one or more investment companies in the Goldman Sachs fund complex since 2000.

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GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Fund Expenses — Six Month Period Ended March 31, 2019 (Unaudited)

As a shareholder of Class A, Class C, Institutional, Service, Investor, Class P, Class R or Class R6 Shares of a Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares), contingent deferred sales charges on redemptions (with respect to Class C Shares), and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (with respect to Class A, Class C, Service and Class R Shares); and other Fund expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class C, Institutional, Service, Investor, Class P, Class R and Class R6 Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2018 through March 31, 2019, which represents a period of 182 days of a 365 day year . This projection assumes that annualized expense ratios were in effect during the period.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Bond Fund				Core Fixed Income Fund				Global Income Fund				Strategic Income Fund
Share Class	Beginning Account Value 10/1/18	Ending Account Value 3/31/19		Expenses Paid for the 6 months ended 3/31/19*	Beginning Account Value 10/1/18	Ending Account Value 3/31/19		Expenses Paid for the 6 months ended 3/31/19*	Beginning Account Value 10/1/18	Ending Account Value 3/31/19		Expenses Paid for the 6 months ended 3/31/19*	Beginning Account Value 10/1/18	Ending Account Value 3/31/19		Expenses Paid for the 6 months ended 3/31/19*

Class A
Actual	$1,000.00	$1,048.80		$4.04	$1,000.00	$1,046.00		$4.03	$1,000.00	$1,048.00		$5.26	$1,000.00	$1,016.70		$5.03
Hypothetical 5% return	1,000.00	1,020.99	+	3.98	1,000.00	1,020.99	+	3.98	1,000.00	1,019.80	+	5.19	1,000.00	1,020.99	+	5.04
Class C
Actual	1,000.00	1,045.00		7.85	1,000.00	1,042.00		7.84	1,000.00	1,044.50		9.07	1,000.00	1,011.70		8.78
Hypothetical 5% return	1,000.00	1,017.25	+	7.75	1,000.00	1,017.25	+	7.75	1,000.00	1,016.06	+	8.95	1,000.00	1,016.21	+	8.80
Institutional
Actual	1,000.00	1,050.60		2.30	1,000.00	1,047.60		2.30	1,000.00	1,049.90		3.53	1,000.00	1,017.30		3.37
Hypothetical 5% return	1,000.00	1,022.69	+	2.27	1,000.00	1,022.69	+	2.27	1,000.00	1,021.49	+	3.48	1,000.00	1,021.59	+	3.38
Service
Actual	1,000.00	1,049.00		4.90	1,000.00	1,046.00		4.85	1,000.00	1,047.50		6.07	—	—		—
Hypothetical 5% return	1,000.00	1,020.14	+	4.84	1,000.00	1,020.19	+	4.78	1,000.00	1019.00	+	5.99	—	—		—
Investor
Actual	1,000.00	1,051.30		2.76	1,000.00	1,047.30		2.76	1,000.00	1,049.50		3.99	1,000.00	1,017.90		3.77
Hypothetical 5% return	1,000.00	1,022.24	+	2.72	1,000.00	1,022.24	+	2.72	1,000.00	1,021.04	+	3.93	1,000.00	1,021.19	+	3.78
Class P
Actual	1,000.00	1,050.70		2.25	1,000.00	1,047.60		2.25	1,000.00	1,049.90		3.48	1,000.00	1,018.50		3.22
Hypothethical 5% return	1,000.00	1,022.74	+	2.22	1,000.00	1,022.74	+	2.22	1,000.00	1,021.54	+	3.43	1,000.00	1,022.74	+	3.23
Class R
Actual	1,000.00	1,047.60		5.31	1,000.00	1,044.70		5.30	—	—		—	1,000.00	1,015.30		6.28
Hypothetical 5% return	1,000.00	1,019.75	+	5.24	1,000.00	1,019.75	+	5.24	—	—		—	1,000.00	1,019.75	+	6.29
Class R6
Actual	1,000.00	1,050.70		2.25	1,000.00	1,047.70		2.24	1,000.00	1,049.90		3.48	1,000.00	1,018.30		3.17
Hypothetical 5% return	1,000.00	1,022.74	+	2.22	1,000.00	1,022.75	+	2.21	1,000.00	1,021.54	+	3.43	1,000.00	1,021.79	+	3.18

*	Expenses for each share class are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended March 31, 2019. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class C	Institutional	Service	Investor	Class P	Class R	Class R6
Bond+	0.79%	1.54%	0.45%	0.96%	0.54%	0.44%	1.04%	0.44%
Core Fixed Income+	0.79	1.54	0.45	0.95	0.54	0.44	1.04	0.44
Global Income+	1.03	1.78	0.69	1.19	0.78	0.68	—	0.68
Strategic Income+	1.00	1.75	0.67	—	0.75	0.64	1.25	0.63

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

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GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

Jessica Palmer Age: 70	Chair of the Board of Trustees	Since 2018 (Trustee since 2007)	Ms. Palmer is retired. She was formerly Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/ Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Chair of the Board of Trustees — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	103	None

Kathryn A. Cassidy Age: 65	Trustee	Since 2015	Ms. Cassidy is retired. Formerly, she was Advisor to the Chairman (May 2014-December 2014); and Senior Vice President and Treasurer (2008-2014), General Electric Company & General Electric Capital Corporation (technology and financial services companies). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	103	None

Diana M. Daniels Age: 69	Trustee	Since 2007	Ms. Daniels is retired. Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is a Trustee Emeritus and serves as a Presidential Councillor of Cornell University (2013-Present); former Member of the Legal Advisory Board, New York Stock Exchange (2003- 2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006- 2007). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	103	None

Roy W. Templin Age: 58	Trustee	Since 2013

Mr. Templin is retired. He is Director, Armstrong World Industries, Inc. (a designer and manufacturer of ceiling, wall and suspension system solutions) (2016-Present); and was formerly Chairman of the Board of Directors, Con-Way Incorporated (a transportation, logistics and supply chain management service company) (2014-2015); Executive Vice President and Chief Financial Officer, Whirlpool Corporation (an appliance manufacturer and marketer) (2004- 2012). Previously, Mr. Templin served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (June 2013-October 2013).

Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.

				103	Armstrong World Industries, Inc. (a ceiling, wall and suspension systems solutions manufacturer)

Gregory G. Weaver Age: 67	Trustee	Since 2015	Mr. Weaver is retired. He is Director, Verizon Communications Inc. (2015-Present); and was formerly Chairman and Chief Executive Officer, Deloitte & Touche LLP (a professional services firm) (2001-2005 and 2012-2014); and Member of the Board of Directors, Deloitte & Touche LLP (2006-2012). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	103	Verizon Communications Inc.

166

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Trustees and Officers (Unaudited) (continued)

Interested Trustee*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

James A. McNamara Age: 56	President and Trustee	Since 2007

Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993- April 1998).

President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

				156	None

*	Mr. McNamara is considered to be an “Interested Trustee” because he holds positions with Goldman Sachs and owns securities issued by The Goldman Sachs Group, Inc. Mr. McNamara holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of March 31, 2019.
[2]	Subject to such policies as may be adopted by the Board from time-to-time, each Trustee holds office for an indefinite term, until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board or shareholders, in accordance with the Trust’s Declaration of Trust; or (c) the termination of the Trust. The Board has adopted policies which provide that (a) no Trustee shall hold office for more than 15 years and (b) a Trustee shall retire as of December 31st of the calendar year in which he or she reaches his or her 74th birthday, unless a waiver of such requirements shall have been adopted by a majority of the other Trustees. These policies may be changed by the Trustees without shareholder vote.
[3]	The Goldman Sachs Fund Complex includes certain other companies listed above for each respective Trustee. As of March 31, 2019, Goldman Sachs Trust consisted of 90 portfolios (88 of which offered shares to the public); Goldman Sachs Variable Insurance Trust consisted of 13 portfolios; Goldman Sachs Trust II consisted of 19 portfolios (17 of which offered shares to the public); Goldman Sachs MLP Income Opportunities Fund, Goldman Sachs MLP and Energy Renaissance Fund, Goldman Sachs Private Markets Fund 2018 LLC, Goldman Sachs Private Markets Fund 2018 (A) LLC and Goldman Sachs Private Markets Fund 2018 (B) LLC each consisted of one portfolio; and Goldman Sachs ETF Trust consisted of 29 portfolios (19 of which offered shares to the public).
[4]	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Fund’s Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384.

167

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years

James A. McNamara 200 West Street New York, NY 10282 Age: 56	Trustee and President	Since 2007

Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 41	Secretary	Since 2012

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (August 2006-December 2015); Associate General Counsel, Goldman Sachs (2012-Present); Assistant General Counsel, Goldman Sachs (August 2006-December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002-2006).

Secretary — Goldman Sachs Trust (previously Assistant Secretary (2012)); Goldman Sachs Variable Insurance Trust (previously Assistant Secretary (2012)); Goldman Sachs Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Middle Market Lending Corp.; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

Scott M. McHugh 200 West Street New York, NY 10282 Age: 47	Treasurer, Senior Vice President and Principal Financial Officer	Since 2009 (Principal Financial Officer since 2013)

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (February 2007-December 2015); Assistant Treasurer of certain mutual funds administered by DWS Scudder (2005-2007); and Director (2005-2007), Vice President (2000-2005), and Assistant Vice President (1998-2000), Deutsche Asset Management or its predecessor (1998-2007).

Treasurer, Senior Vice President and Principal Financial Officer — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

Joseph F. DiMaria 30 Hudson Street Jersey City, NJ 07302 Age: 50	Assistant Treasurer and Principal Accounting Officer	Since 2016 (Principal Accounting Officer since 2017)

Managing Director, Goldman Sachs (November 2015-Present) and Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC (May 2010-October 2015).

Assistant Treasurer and Principal Accounting Officer — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Fund’s Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-526-7384.
[1]	Information is provided as of March 31, 2019.
[2]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

168

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $1.38 trillion in assets under supervision as of March 31, 2019, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM leverages the resources of Goldman Sachs & Co. LLC subject to legal, internal and regulatory restrictions.

Money Market

Financial Square FundsSM

∎	Financial Square Treasury Solutions Fund[1]
∎	Financial Square Government Fund[1]
∎	Financial Square Money Market Fund[2]
∎	Financial Square Prime Obligations Fund[2]
∎	Financial Square Treasury Instruments Fund[1]
∎	Financial Square Treasury Obligations Fund[1]
∎	Financial Square Federal Instruments Fund[1]

Investor FundsSM

∎	Investor Money Market Fund[3]
∎	Investor Tax-Exempt Money Market Fund[3]

Fixed Income

Short Duration and Government

∎	Enhanced Income Fund
∎	High Quality Floating Rate Fund
∎	Short-Term Conservative Income Fund
∎	Short Duration Government Fund
∎	Short Duration Income Fund
∎	Government Income Fund
∎	Inflation Protected Securities Fund

Multi-Sector

∎	Bond Fund
∎	Core Fixed Income Fund
∎	Global Income Fund
∎	Strategic Income Fund

Municipal and Tax-Free

∎	High Yield Municipal Fund
∎	Dynamic Municipal Income Fund
∎	Municipal Income Completion Fund
∎	Short Duration Tax-Free Fund

Single Sector

∎	Investment Grade Credit Fund
∎	U.S. Mortgages Fund
∎	High Yield Fund
∎	High Yield Floating Rate Fund
∎	Emerging Markets Debt Fund
∎	Local Emerging Markets Debt Fund

Fixed Income Alternatives

∎	Long Short Credit Strategies Fund

Fundamental Equity

∎	Equity Income Fund
∎	Small Cap Value Fund
∎	Small/Mid Cap Value Fund
∎	Mid Cap Value Fund
∎	Large Cap Value Fund
∎	Focused Value Fund
∎	Capital Growth Fund
∎	Strategic Growth Fund
∎	Small/Mid Cap Growth Fund
∎	Flexible Cap Fund
∎	Concentrated Growth Fund
∎	Technology Opportunities Fund
∎	Growth Opportunities Fund
∎	Rising Dividend Growth Fund
∎	Blue Chip Fund
∎	Income Builder Fund

Tax-Advantaged Equity

∎	U.S. Tax-Managed Equity Fund
∎	International Tax-Managed Equity Fund
∎	U.S. Equity Dividend and Premium Fund
∎	International Equity Dividend and Premium Fund

Equity Insights

∎	Small Cap Equity Insights Fund
∎	U.S. Equity Insights Fund
∎	Small Cap Growth Insights Fund
∎	Large Cap Growth Insights Fund
∎	Large Cap Value Insights Fund
∎	Small Cap Value Insights Fund
∎	International Small Cap Insights Fund
∎	International Equity Insights Fund
∎	Emerging Markets Equity Insights Fund

Fundamental Equity International

∎	International Equity Income Fund
∎	International Equity ESG Fund
∎	Asia Equity Fund
∎	Emerging Markets Equity Fund
∎	N-11 Equity Fund
∎	ESG Emerging Markets Equity Fund

Alternative

∎	Real Estate Securities Fund
∎	International Real Estate Securities Fund
∎	Commodity Strategy Fund
∎	Global Real Estate Securities Fund
∎	Alternative Premia Fund
∎	Absolute Return Tracker Fund
∎	Managed Futures Strategy Fund
∎	MLP Energy Infrastructure Fund
∎	MLP & Energy Fund
∎	Multi-Manager Alternatives Fund
∎	Absolute Return Multi-Asset Fund
∎	Global Infrastructure Fund

Total Portfolio Solutions

∎	Global Managed Beta Fund
∎	Multi-Manager Non-Core Fixed Income Fund
∎	Multi-Manager U.S. Dynamic Equity Fund
∎	Multi-Manager Global Equity Fund
∎	Multi-Manager International Equity Fund
∎	Tactical Tilt Overlay Fund
∎	Balanced Strategy Portfolio
∎	Multi-Manager U.S. Small Cap Equity Fund
∎	Multi-Manager Real Assets Strategy Fund
∎	Growth and Income Strategy Portfolio
∎	Growth Strategy Portfolio
∎	Dynamic Global Equity Fund[4]
∎	Satellite Strategies Portfolio
∎	Enhanced Dividend Global Equity Portfolio
∎	Tax-Advantaged Global Equity Portfolio
∎	Strategic Factor Allocation Fund
∎	Target Date 2020 Portfolio
∎	Target Date 2025 Portfolio
∎	Target Date 2030 Portfolio
∎	Target Date 2035 Portfolio
∎	Target Date 2040 Portfolio
∎	Target Date 2045 Portfolio
∎	Target Date 2050 Portfolio
∎	Target Date 2055 Portfolio
∎	Target Date 2060 Portfolio
∎	GQG Partners International Opportunities Fund
∎	Tactical Exposure Fund

[1]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[2]	You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[3]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[4]	Effective after the close of business on February 28, 2019, the Goldman Sachs Equity Growth Strategy Portfolio was renamed the Goldman Sachs Dynamic Global Equity Fund.
*	This list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

TRUSTEES Jessica Palmer, Chair Kathryn A. Cassidy Diana M. Daniels James A. McNamara Roy W. Templin Gregory G. Weaver	OFFICERS James A. McNamara, President Joseph F. DiMaria, Principal Financial Officer, Principal Accounting Officer and Treasurer Caroline L. Kraus, Secretary

GOLDMAN SACHS ASSET MANAGEMENT INTERNATIONAL Investment Adviser

GOLDMAN SACHS & CO. LLC Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Funds management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Funds will file portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be made available on the SEC’s web site at http://www.sec.gov. Portfolio holdings information may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Economic and market forecasts presented herein reflect our judgment as of the date of this report and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

Goldman Sachs & Co. LLC (“Goldman Sachs”) does not provide legal, tax or accounting advice. Any statement contained in this communication (including any attachments) concerning U.S. tax matters was not intended or written to be used, and cannot be used, for the purpose of avoiding penalties under the Internal Revenue Code, and was written to support the promotion or marketing of the transaction(s) or matter(s) addressed. Clients of Goldman Sachs should obtain their own independent tax advice based on their particular circumstances.

Fund holdings and allocations shown are as of March 31, 2019 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

Goldman Sachs & Co. LLC is the distributor of the Goldman Sachs Funds.

© 2019 Goldman Sachs. All rights reserved. 165637-OTU-977782 MSFIAR-19

Goldman Sachs Funds

Annual Report	March 31, 2019

Municipal Fixed Income Funds
Dynamic Municipal Income
High Yield Municipal
Short Duration Tax-Free

It is our intention that beginning on January 1, 2021, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from a Fund or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and certain communications from a Fund electronically by calling the applicable toll-free number below or by contacting your financial intermediary.

You may elect to receive all future shareholder reports in paper free of charge. If you hold shares of a Fund directly with the Fund’s transfer agent, you can inform the transfer agent that you wish to receive paper copies of reports by calling toll-free 800- 621-2550 for Institutional, Service, Class R6 and Class P shareholders or 800-526-7384 for all other shareholders. If you hold shares of a Fund through a financial intermediary, please contact your financial intermediary to make this election. Your election to receive reports in paper will apply to all Goldman Sachs Funds held in your account if you invest through your financial intermediary or all Goldman Sachs Funds held with the Funds’ transfer agent if you invest directly with the transfer agent.

Goldman Sachs Municipal Fixed Income Funds

∎	DYNAMIC MUNICIPAL INCOME

∎	HIGH YIELD MUNICIPAL

∎	SHORT DURATION TAX-FREE

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

What Differentiates the Goldman Sachs Asset Management Fixed Income Investment Process?

At Goldman Sachs Asset Management, L.P. (“GSAM”), the goal of our fixed income investment process is to provide consistent, strong performance by actively managing our portfolios within a research-intensive, risk-managed framework.

A key element of our fixed income investment philosophy is to evaluate the broadest global opportunity set to capture relative value across sectors and instruments. Our globally integrated investment process involves managing dynamically along the risk/return spectrum, as we continue to develop value-added strategies through:

∎	Assess relative value among securities and sectors

∎	Leverage the vast resources of GSAM in selecting securities for each portfolio

∎	Team approach to decision making

∎	Manage risk by avoiding significant sector and interest rate bets

∎	Careful management of yield curve strategies — while closely managing portfolio duration

Fixed Income portfolios that:

∎	Include domestic investment options, tax-free income opportunities, and access to areas of specialization

∎	Capitalize on GSAM’s industry-renowned credit research capabilities

∎	Use a risk-managed framework to seek total return, recognizing the importance of investors’ capital accumulation goals as well as their need for income

1

MARKET REVIEW

Goldman Sachs Municipal Fixed Income Funds

Market Review

The municipal bond market generated positive returns during the 12 months ended March 31, 2019 (the “Reporting Period”), benefiting from falling municipal yields and supportive supply and demand conditions.

During the second quarter of 2018, when the Reporting Period began, municipal securities posted gains. The state budget cycle came and went with little fanfare, reflecting the benefit of tax receipts coming in at or above expectations. Investment flows to municipal bond mutual funds were slightly positive during the second calendar quarter. As for new issuance, it was significantly higher than the low volumes of the first calendar quarter, but it was below 2017’s second quarter volumes. In the third quarter of 2018, municipal securities declined slightly. July and August were dominated by seasonal factors, as municipal bond investors sought to reinvest the cash proceeds from maturing bonds, called bonds and coupon income. This seasonal reinvestment cycle created a net negative supply environment and pushed up the valuations of short-maturity municipal securities to fairly rich levels relative to recent history. In September 2018, interest rate volatility increased across the fixed income market, and municipal yields climbed. Yields on short-maturity municipal securities rose significantly due to what many considered their expensive valuations and because of a supply overhang from several large short-term new issue transactions. Investment flows to municipal bond mutual funds were modestly positive during the third calendar quarter overall, while new issuance declined.

During the fourth quarter of 2018, municipal securities recorded a positive return, as yields fell across the fixed income market in response to changing investor expectations about the path of future Federal Reserve (“Fed”) interest rate hikes. We believe the shift in market sentiment was driven by investors’ perceptions of the increased possibility of a U.S. economic recession as well as global trade headwinds and more cautious commentary from the Fed. Nevertheless, the municipal bond market showed remarkable resiliency during the fourth calendar quarter despite 12 consecutive weeks of significant investment outflows, uncertainty surrounding U.S. mid-term election results, increased tax loss harvesting activity by investors and continued selling of municipal securities by corporations. In the first quarter of 2019, municipal securities recorded gains. The advance was fueled by record investment inflows to municipal bond mutual funds in one of the best starts to a calendar year since 1992. New issuance in the first quarter of 2019 was 15% higher than new issuance during the first quarter of 2018.

During the Reporting Period overall, yields fell along the municipal yield curve. (Yield curve is a spectrum of interest rates based on maturities of varying lengths.) The municipal yield curve flattened, with intermediate-term municipal yields falling more than longer-term municipal yields, which generally fell more than shorter-term municipal yields. (A flattening yield curve is one wherein the differential in yields between longer-term and shorter-term maturities narrows; opposite of a steepening yield curve.) The yield on a two-year AAA-rated municipal security decreased 16 basis points to 1.49%; the yield on a 10-year AAA-rated municipal security decreased 56 basis points to 1.86%; and the yield on a 30-year AAA-rated municipal security decreased 35 basis points to 2.60%. (A basis point is 1/100th of a percentage point.) By comparison, the yield on a two-year U.S. Treasury security was unchanged at 2.27%; the yield on a 10-year U.S. Treasury security fell 33 basis points to 2.41%; and the yield on a 30-year U.S. Treasury security fell 16 basis points to 2.81%. (Source: GSAM, MMD and Bloomberg.)

2

MARKET REVIEW

Primary market issuance was low during the Reporting Period as a whole, with approximately $348 billion in new supply — a decline of approximately 15% year over year. Despite significant investment outflows during the fourth quarter of 2018, flows to municipal bond mutual funds were positive for the Reporting Period overall at approximately $13.8 billion. (Source: Lipper.) Although individual investor demand was strong, corporate demand, especially from banks and insurance companies, softened due to the corporate tax cuts that had taken effect on January 1, 2018.

High Yield Municipals

During the Reporting Period, the high yield municipal bond market outperformed the investment grade municipal bond market. The main drivers of outperformance among high yield municipal bonds were Puerto Rico credits, which returned 32.27%, as measured by the Bloomberg Barclays High Yield Municipal Bond Index. The water and sewer sector and the special tax sector, which returned 21.63% and 10.13%, respectively, were also top performers in the high yield municipal bond market during the Reporting Period.

Looking Ahead

At the end of the Reporting Period, we expected the performance of municipal bonds to be rather stable during 2019 given that credit fundamentals remained strong, in our view. Data released toward the end of the Reporting Period showed a positive trend in state and local governments’ finances and revenue growth. With some exceptions, most municipalities were exhibiting what we considered to be healthy credit metrics and were remaining fiscally austere by boosting their rainy-day reserve funds and limiting their debt burdens.

Overall, we were constructive on municipal bonds at the end of the Reporting Period, as we expected increased new issue supply, record investment inflows to municipal bond mutual funds, continued strong credit fundamentals, and attractive valuations and opportunities in longer-maturity bonds and lower-rated municipal credits. We were positive about longer-maturity municipal bonds because of their valuations and due to the steepness of the municipal yield curve relative to the U.S. Treasury yield curve at the end of the Reporting Period.

Broadly speaking, we expect municipal securities to remain attractive due to their tax-advantaged nature. In our view, individual investors’ appetite for municipal bonds will remain stable, if not more robust, given the minimal decrease in the highest individual income tax rates and the $10,000 cap on the federal deduction for state and local taxes. We anticipate increased demand from high income tax states such as California and New York.

In the months ahead, we intend to maintain our approach in which we focus on seeking attractive risk/return opportunities across maturities along the municipal bond yield curve and inclusive of all credit qualities. We will continue seeking to keep the Goldman Sachs Municipal Fixed Income Funds invested in the most tax-efficient manner.

3

PORTFOLIO RESULTS

Goldman Sachs Dynamic Municipal Income Fund

Investment Objective

The Fund seeks a high level of current income that is exempt from regular federal income tax.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Municipal Fixed Income Investment Management Team discusses the Goldman Sachs Dynamic Municipal Income Fund’s (the “Fund”) performance and positioning for the 12-month period ended March 31, 2019 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional, Service, Investor and Class R6 Shares generated average annual total returns, without sales charges, of 5.62%, 4.83%, 5.97%, 5.50%, 5.88% and 5.98%, respectively. These returns compare to the 4.63% average annual total return of the Fund’s benchmark, the Bloomberg Barclays Municipal Bond 1-10 Year Blend Index (the “Index”), during the same time period.

For the period since their inception on April 20, 2018 through March 31, 2019, the Fund’s Class P Shares generated a cumulative total return of 5.35% compared to the 4.92% cumulative total return of the Index.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund benefited from our bottom-up issue selection during the Reporting Period. The Fund’s combined duration and yield curve positioning also added to relative returns. (Duration is a measure of the Fund’s sensitivity to changes in interest rates. Yield curve is a spectrum of interest rates based on maturities of varying lengths.) Conversely, sector positioning held back the Fund’s relative performance.

Q	Which segments of the municipal bond market significantly affected Fund performance during the Reporting Period?

A	During the Reporting Period, individual issue selection bolstered the Fund’s performance. The Fund was helped by its holdings of Puerto Rico COFINA bonds, Puerto Rico Electric Power Authority bonds, New Jersey transportation bonds and Illinois state obligation bonds. (COFINA, or Corporación del Fondo de Interés Apremiante, is a Puerto Rico government-owned corporation that issues government bonds and uses other financing mechanisms to pay and refinance the commonwealth’s public debt.) Detracting from the Fund’s relative performance were investments in Ohio tobacco bonds, California’s Golden State tobacco bonds and New York airport bonds.

Within its sector positioning, the Fund was hurt by an overweight compared to the Index in tobacco bonds, though this was offset somewhat by its overweight position in state general obligation bonds, which added value. An overweight in Puerto Rico credits contributed positively, while an underweight in Ohio credits detracted from relative performance.

Overall, the Fund’s lower credit quality bias relative to the Index added to returns during the Reporting Period.

Q	How did duration and yield curve positioning decisions affect the Fund’s performance during the Reporting Period?

A	During the Reporting Period, the Fund’s combined duration and yield curve positioning added to performance. The Fund benefited from its overweight relative to the Index in the longer-maturity segment of the municipal yield curve. These positive results were offset somewhat by the Fund’s overall shorter duration position compared to that of the Index, which dampened performance as municipal yields fell during the Reporting Period.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period as a whole?

A	During the Reporting Period, the Fund maintained a long position in credit default swaps (“CDS”), which means it sold CDS protection, as we sought to capture the upside potential of select securities that were trading below what we considered their intrinsic value.

4

PORTFOLIO RESULTS

The use of CDS had a neutral impact on the Fund’s performance during the Reporting Period. The Fund also employed U.S. Treasury futures to manage U.S. interest rate duration, which marginally detracted from results. In addition, to manage against potential changes in interest rates, the Fund used interest rate swaps. The use of interest rate swaps had a negative impact on the Fund’s performance during the Reporting Period.

Q	What changes did you make in the Fund’s weightings and investments during the Reporting Period?

A	We increased the Fund’s exposure to airport and university bonds during the Reporting Period. We reduced its exposure to special assessment bonds and pre-refunded bonds. (Pre-refunding, also known as advance refunding, is a procedure in which a municipality issues a second bond at a lower interest rate and uses the proceeds from the sale of the second bond to invest in “escrow collateral” for the first bond. The escrow collateral is typically in Treasury securities. Pre-refunded municipal bonds no longer represent the credit risk profile of the original borrower, and given the high credit quality of the escrow collateral, they often increase in value — sometimes significantly.) From a state perspective, we increased the Fund’s allocations to Illinois and Puerto Rico credits and decreased its allocations to Florida and California credits. From a credit quality perspective, we increased the Fund’s overweight in A-rated issues and reduced its overweight in BBB-rated issues. In addition, we increased the Fund’s positions in the three- to six-year segment of the municipal yield curve, while decreasing its positions in the one- to two-year segment and the 11- to 12-year segment.

Q	How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund was underweight relative to the Index in higher credit quality investment grade municipal bonds and overweight in BBB-rated and other lower credit quality issues. It was overweight Illinois and Florida municipal bonds and underweight New York and California municipal bonds at the end of the Reporting Period.

5

FUND BASICS

Dynamic Municipal Income Fund

as of March 31, 2019

PERFORMANCE REVIEW

April 1, 2018– March 31, 2019	Fund Total Return (based on NAV)[1]	Bloomberg Barclays Municipal Bond 1-10 Yr Blend Index[2]	30-Day Standardized Subsidized Yield[3]	30-Day Standardized Unsubsidized Yield[3]	30-Day Taxable Equivalent Yield[4]

Class A	5.62%	4.63%	2.23%	2.19%	3.77%
Class C	4.83	4.63	1.57	1.53	2.65
Institutional	5.97	4.63	2.65	2.61	4.48
Service	5.50	4.63	2.16	2.12	3.65
Investor	5.88	4.63	2.57	2.52	4.34
Class R6	5.98	4.63	2.66	2.62	4.49

April 20, 2018– March 31, 2019

Class P	5.35%	4.92%	2.66%	2.62%	4.49%
[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Bloomberg Barclays Municipal Bond 1-10 Year Blend Index is an unmanaged broad-based total return index composed of approximately 40,000 investment grade, fixed rate, and tax-exempt issues, with a remaining maturity of at least one year. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[3]	The method of calculation of the 30-Day Standardized Subsidized Yield is mandated by the Securities and Exchange Commission and is determined by dividing the net investment income per share earned during the last 30 days of the period by the maximum public offering price (“POP”) per share on the last day of the period. This number is then annualized. The 30-Day Standardized Subsidized Yield reflects fee waivers and/or expense reimbursements recorded by the Fund during the period. Without waivers and/or reimbursements, yields would be reduced. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not adjust for any fee waivers and/or expense reimbursements in effect. If the Fund does not incur any fee waivers and/or expense reimbursements during the period, the 30-Day Standard Subsidized Yield and 30-Day Standardized Unsubsidized Yield will be identical.

[4]	The 30-Day Taxable Equivalent Yield of the Fund is calculated by dividing the current 30-Day Standardized Subsidized Yield by 1 minus the highest 2018 federal income tax rate of 40.8%.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

6

FUND BASICS

STANDARDIZED TOTAL RETURNS[5]

For the period ended 3/31/19	One Year	Five Years	Ten Years	Since Inception	Inception Date

Class A	1.64%	3.17%	5.12%	4.53%	7/20/93
Class C	3.80	3.18	4.74	3.66	8/15/97
Institutional	5.97	4.31	5.88	4.81	8/15/97
Service	5.50	3.79	5.34	4.31	8/15/97
Investor	5.88	4.21	N/A	4.52	7/30/10
Class P	N/A	N/A	N/A	5.35	4/20/18
Class R6	5.98	N/A	N/A	5.44	11/30/17
[5]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 3.75% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Prior to July 29, 2009, the maximum initial sales charge applicable to Class A Shares of the Fund was 4.5%, which is not reflected in the figures shown. Effective July 30, 2018, Class C Shares convert automatically to Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is ten years after the purchase date. The Since Inception returns for Class C Shares do not reflect the conversion to Class A Shares after the first ten years of performance. Because Institutional, Service, Investor, Class P, and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS[6]

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	0.76%	0.80%
Class C	1.51	1.55
Institutional	0.42	0.46
Service	0.92	0.96
Investor	0.51	0.55
Class P	0.41	0.45
Class R6	0.41	0.45

[6]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least July 29, 2019, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

7

FUND BASICS

SECTOR ALLOCATION[7]

Percentage of Market Value

[7]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The above graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments. Figures above may not sum to 100% due to rounding and/or exclusion of other assets and liabilities.

8

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Performance Summary

March 31, 2019

The following graph shows the value as of March 31, 2019, of a $1,000,000 investment made on April 1, 2009 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Bloomberg Barclays Municipal Bond 1-10 Year Blend Index (with distributions reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on capital gains and other taxable distributions or the redemption of Fund shares. Performance of Class A, Class C, Service, Investor, Class P and Class R6 Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

Dynamic Municipal Income Fund’s 10 Year Performance

Performance of a $1,000,000 Investment, with distributions reinvested, from April 1, 2009 through March 31, 2019.

Average Annual Total Return through March 31, 2019	One Year	Five Years	Ten Years	Since Inception
Class A (Commenced July 20, 1993)
Excluding sales charges	5.62%	3.96%	5.52%	4.69%
Including sales charges	1.64%	3.17%	5.12%	4.53%

Class C (Commenced August 15, 1997)
Excluding contingent deferred sales charges	4.83%	3.18%	4.74%	3.66%
Including contingent deferred sales charges	3.80%	3.18%	4.74%	3.66%

Institutional (Commenced August 15, 1997)	5.97%	4.31%	5.88%	4.81%

Service (Commenced August 15, 1997)	5.50%	3.79%	5.34%	4.31%

Investor (Commenced July 30, 2010)	5.88%	4.21%	N/A	4.52%

Class P (Commenced April 20, 2018)	N/A	N/A	N/A	5.35%*

Class R6 (Commenced November 30, 2017)	5.98%	N/A	N/A	5.44%

*	Total return for periods of less than one year represents cumulative total return.

9

PORTFOLIO RESULTS

Goldman Sachs High Yield Municipal Fund

Investment Objective

The Fund seeks a high level of current income that is exempt from regular federal income tax and may also consider the potential for capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Municipal Fixed Income Investment Management Team discusses the Goldman Sachs High Yield Municipal Fund’s (the “Fund”) performance and positioning for the 12-month period ended March 31, 2019 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional, Investor and Class R6 Shares generated average annual total returns, without sales charges, of 7.79%, 6.99%, 8.10%, 8.05% and 8.09%, respectively. These returns compare to the 7.03% average annual total return of the Fund’s benchmark, the Goldman Sachs High Yield Municipal Fund Composite Index (“High Yield Municipal Composite Index”), during the same time period.

The High Yield Municipal Composite Index is composed 60% of the Bloomberg Barclays Municipal High Yield Bond Index (with dividends reinvested) and 40% of the Bloomberg Barclays Municipal Bond Index (with dividends reinvested), which generated average annual total returns of 8.14% and 5.38%, respectively, during the Reporting Period.

For the period since their inception on April 20, 2018 through March 31, 2019, the Fund’s Class P Shares generated a cumulative total return of 7.14% compared to the 6.89% cumulative total return of the High Yield Municipal Composite Index. The components of the High Yield Municipal Composite Index, the Bloomberg Barclays Municipal High Yield Bond Index and the Bloomberg Barclays Municipal Bond Index, generated cumulative total returns of 7.65% and 5.76%, respectively, during the same time period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	During the Reporting Period, bottom-up issue selection contributed positively to the Fund’s relative performance. The Fund also benefited from its combined duration and yield curve positioning. (Duration is a measure of the Fund’s sensitivity to changes in interest rates. Yield curve is a spectrum of interest rates based on maturities of varying lengths.) Our sector positioning detracted from the Fund’s relative performance.

Q	Which municipal bond market sectors most significantly affected Fund performance?

A	Individual issue selection added to the Fund’s performance during the Reporting Period. Specifically, the Fund was helped by its holdings of Puerto Rico COFINA bonds, Puerto Rico Electric Power Authority bonds, New Jersey transportation bonds and California’s Golden State tobacco bonds. (COFINA, or Corporación del Fondo de Interés Apremiante, is a Puerto Rico government-owned corporation that issues government bonds and uses other financing mechanisms to pay and refinance the commonwealth’s public debt.) Conversely, the Fund’s performance was held back by investments in Michigan tobacco bonds, California County tobacco bonds and Oklahoma student housing bonds.

Within its sector positioning, the Fund was hurt by its overweight relative to the High Yield Municipal Composite Index in tobacco bonds. Its overweight position in state general obligation bonds contributed positively. An overweight in Puerto Rico municipal bonds bolstered relative performance, while an underweight in New York credits dampened results.

The Fund’s overweights compared to the High Yield Municipal Composite Index in A-rated and BBB-rated issues detracted from relative performance during the Reporting Period.

Q	How did duration and yield curve positioning decisions affect the Fund’s performance?

A

The Fund’s combined duration and yield curve positioning added to relative performance. During the Reporting Period, the Fund benefited from its overweight versus the High Yield Municipal Composite Index in the longer-maturity segment

10

PORTFOLIO RESULTS

of the municipal yield curve. These results were somewhat offset by the Fund’s overall shorter duration position compared to that of the High Yield Municipal Composite Index, which detracted as municipal yields fell during the Reporting Period.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, the Fund maintained a long position in credit default swaps (“CDS”), which means it sold CDS protection, as we sought to capture the upside potential of select securities that were trading below what we considered to be their intrinsic value. The use of CDS had a marginally positive impact on Fund performance during the Reporting Period. In addition, the Fund employed interest rate swaps tied to LIBOR (London interbank offered rates, which are floating interest rates widely used as reference rates in bank, corporate and government lending agreements) to manage the Fund’s duration position during the Reporting Period. The use of interest rate swaps had a negative impact on the Fund’s performance during the Reporting Period.

Q	What changes did you make in the Fund’s weightings and investments during the Reporting Period?

A	During the Reporting Period, we increased the Fund’s exposure to airport, state general obligation and hospital bonds. We reduced its exposure to tobacco, water and sewer, and pre-refunded bonds. (Pre-refunding, also known as advance refunding, is a procedure in which a municipality issues a second bond at a lower interest rate and uses the proceeds from the sale of the second bond to invest in “escrow collateral” for the first bond. The escrow collateral is typically in Treasury securities. Pre-refunded municipal bonds no longer represent the credit risk profile of the original borrower, and given the high credit quality of the escrow collateral, they often increase in value — sometimes significantly.) From a state perspective, we increased the Fund’s exposure to New Jersey credits and decreased its exposure to Texas credits. From a credit quality perspective, we increased the Fund’s overweight in BBB-rated issues and reduced its overweight in A-rated issues. Additionally, we increased the Fund’s positions in the six- to seven-year segment and 13- to 14-year segment of the municipal yield curve, while reducing its positions in the segment of less than one-year maturities and the eight- to nine-year segment.

Q	How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund was overweight relative to the High Yield Municipal Composite Index in Illinois, Florida and New Jersey credits. It was underweight New York, Colorado and Texas credits. Compared to the High Yield Municipal Composite Index, the Fund was overweight BBB-rated and A-rated issues and underweight below investment grade credits at the end of the Reporting Period.

11

FUND BASICS

High Yield Municipal Fund

as of March 31, 2019

PERFORMANCE REVIEW

April 1, 2018– March 31, 2019	Fund Total Return (based on NAV)[1]	Goldman Sachs High Yield Municipal Fund Composite Index[2]	Bloomberg Barclays Municipal High Yield Bond Index[3]	Bloomberg Barclays Municipal Bond Index[4]	30-Day Standardized Subsidized Yield[5]	30-Day Standardized Unsubsidized Yield[5]	30-Day Taxable Equivalent Yield[6]

Class A	7.79%	7.03%	8.14%	5.38%	2.87%	2.80%	4.85%
Class C	6.99	7.03	8.14	5.38	2.26	2.19	3.82
Institutional	8.10	7.03	8.14	5.38	3.29	3.27	5.56
Investor	8.05	7.03	8.14	5.38	3.25	3.18	5.49
Class R6	8.09	7.03	8.14	5.38	3.29	3.29	5.56

April 20, 2018– March 31, 2019
Class P	7.14%	6.89%	7.65%	5.76%	3.30%	3.28%	5.57%

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Goldman Sachs High Yield Municipal Fund Composite Index is comprised of the Bloomberg Barclays Municipal High Yield Bond Index (60%) (with dividends reinvested) and the Bloomberg Barclays Municipal Bond Index (40%) (with dividends reinvested).

[3]	The Bloomberg Barclays Municipal High Yield Bond Index is an unmanaged index made up of bonds that are non-investment grade, unrated, or rated below Ba1 by Moody’s Investors Service with a remaining maturity of at least one year. The Bloomberg Barclays Municipal High Yield Bond Index does not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[4]	The Bloomberg Barclays Municipal Bond Index is an unmanaged broad-based total return index composed of approximately 40,000 investment grade, fixed rate, and tax-exempt issues, with a remaining maturity of at least one year. The Bloomberg Barclays Municipal Bond Index does not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[5]	The method of calculation of the 30-Day Standardized Subsidized Yield is mandated by the Securities and Exchange Commission and is determined by dividing the net investment income per share earned during the last 30 days of the period by the maximum public offering price (“POP”) per share on the last day of the period. This number is then annualized. The 30-Day Standardized Subsidized Yield reflects fee waivers and/or expense reimbursements recorded by the Fund during the period. Without waivers and/or reimbursements, yields would be reduced. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not adjust for any fee waivers and/or expense reimbursements in effect. If the Fund does not incur any fee waivers and/or expense reimbursements during the period, the 30-Day Standardized Subsidized Yield and 30-Day Standardized Unsubsidized Yield will be identical.

[6]	The 30-Day Taxable Equivalent Yield of the Fund is calculated by dividing the current 30-Day Standardized Subsidized Yield by 1 minus the highest 2018 federal income tax rate of 40.8%.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

12

FUND BASICS

STANDARDIZED TOTAL RETURNS[7]

For the period ended 3/31/19	One Year	Five Years	Ten Years	Since Inception	Inception Date

Class A	2.94%	5.55%	7.97%	4.75%	4/3/00
Class C	5.96	5.73	7.66	4.22	4/3/00
Institutional	8.10	6.83	8.79	5.36	4/3/00
Investor	8.05	6.81	N/A	6.65	7/30/10
Class P	N/A	N/A	N/A	7.14	4/20/18
Class R6	8.09	N/A	N/A	7.85	11/30/17

[7]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 4.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Effective July 30, 2018, Class C Shares convert automatically to Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is ten years after the purchase date. The Since Inception returns for Class C Shares do not reflect the conversion to Class A Shares after the first ten years of performance. Because Institutional, Investor, Class P, and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. The Fund will charge a 2% redemption fee on the redemption of shares (including by exchange) held for 60 calendar days or less. The performance figures do not reflect the deduction of the redemption fee. If reflected, the redemption fee would reduce the performance quoted.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS[8]

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	0.85%	0.92%
Class C	1.60	1.67
Institutional	0.56	0.58
Investor	0.60	0.67
Class P	0.55	0.57
Class R6	0.55	0.57

[8]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least July 29, 2019, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

13

FUND BASICS

SECTOR ALLOCATION[9]

Percentage of Market Value

[9]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The above graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments. Figures above may not sum to 100% due to rounding and/or exclusion of other assets and liabilities.

14

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Performance Summary

March 31, 2019

The following graph shows the value as of March 31, 2019, of a $1,000,000 investment made on April 1, 2009 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Goldman Sachs High Yield Municipal Fund Composite Index, which is composed of the Bloomberg Barclays Municipal High Yield Bond Index (60%) and the Bloomberg Barclays Municipal Bond Index (40%) (with distributions reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on capital gains and other taxable distributions or the redemption of Fund shares. Performance of Class A, Class C, Investor, Class P and Class R6 Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

High Yield Municipal Fund’s 10 Year Performance

Performance of a $1,000,000 Investment, with distributions reinvested, from April 1, 2009 through March 31, 2019.

Average Annual Total Return through March 31, 2019	One Year	Five Years	Ten Years	Since Inception
Class A (Commenced April 3, 2000)
Excluding sales charges	7.79%	6.53%	8.47%	5.00%
Including sales charges	2.94%	5.55%	7.97%	4.75%

Class C (Commenced April 3, 2000)
Excluding contingent deferred sales charges	6.99%	5.73%	7.66%	4.22%
Including contingent deferred sales charges	5.96%	5.73%	7.66%	4.22%

Institutional (Commenced April 3, 2000)	8.10%	6.83%	8.79%	5.36%

Investor (Commenced July 30, 2010)	8.05%	6.81%	N/A	6.65%

Class P (Commenced April 20, 2018)	N/A	N/A	N/A	7.14%*

Class R6 (Commenced November 30, 2017)	8.09%	N/A	N/A	7.85%

*	Total return for periods of less than one year represents cumulative total return.

15

PORTFOLIO RESULTS

Goldman Sachs Short Duration Tax-Free Fund

Investment Objective

The Fund seeks a high level of current income, consistent with relatively low volatility of principal, that is exempt from regular federal income tax.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Municipal Fixed Income Investment Management Team discusses the Goldman Sachs Short Duration Tax-Free Fund’s (the “Fund”) performance and positioning for the 12-month period ended March 31, 2019 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional, Service, Investor and Class R6 Shares generated average annual total returns, without sales charges, of 3.20%, 2.80%, 3.42%, 2.90%, 3.37% and 3.51%, respectively. These returns compare to the 2.71% average annual total return of the Fund’s benchmark, the Bloomberg Barclays Municipal Bond 1-3 Year Blend Index (with dividends reinvested) (the “Index”), during the same time period.

For the period since their inception on April 20, 2018 through March 31, 2019, the Fund’s Class P Shares generated a cumulative total return of 3.42% compared to the 2.88% cumulative total return of the Index.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund benefited from its sector positioning and bottom-up issue selection during the Reporting Period. Its combined duration and yield curve positioning also contributed positively. (Duration is a measure of the Fund’s sensitivity to changes in interest rates. Yield curve is a spectrum of interest rates based on maturities of varying lengths.)

Q	Which municipal bond market sectors most significantly affected Fund performance?

A	During the Reporting Period, the Fund’s overweight versus the Index in state general obligation bonds added to relative performance. However, an overweight in the health care sector detracted from results. An overweight in Puerto Rico credits bolstered relative returns, though an overweight in Illinois credits hurt performance. The Fund’s lower credit quality bias added to relative results during the Reporting Period.

Q	How did duration and yield curve positioning decisions affect the Fund’s performance?

A	The Fund’s combined duration and yield curve positioning added to relative performance. During the Reporting Period, the Fund benefited from its longer duration position compared to that of the Index, as municipal yields fell.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, the Fund maintained a long position in credit default swaps (“CDS”), which means it sold CDS protection, as we sought to capture the upside potential of select securities that were trading below what we considered their intrinsic value. The use of CDS had a neutral impact on Fund performance during the Reporting Period.

Finally, a forward rate lock was used to help extend the duration of the Fund, which added to results.

Q	What changes did you make in the Fund’s weightings and investments during the Reporting Period?

A

We reduced the Fund’s exposure to school district general obligation bonds and electric corporate bonds during the Reporting Period. We increased its exposure to pre-refunded bonds. (Pre-refunding, also known as advance refunding, is a procedure in which a municipality issues a second bond at a lower interest rate and uses the proceeds from the sale of the second bond to invest in “escrow collateral” for the first bond. The escrow collateral is typically in Treasury securities. Pre-refunded municipal bonds no longer represent the credit risk profile of the original borrower, and given the

16

PORTFOLIO RESULTS

high credit quality of the escrow collateral, they often increase in value — sometimes significantly.) From a state perspective, we decreased the Fund’s allocation to Florida credits and increased its allocation to Georgia credits. Finally, we reduced the Fund’s position in the one- to two-year segment of the municipal yield curve and increased its position in the segment of less than one-year maturities.

Q	How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund was overweight relative to the Index in BBB-rated issues and lower credit quality rated municipal bonds. It was underweight higher credit quality rated municipal bonds. In addition, the Fund was overweight Illinois, New Jersey and Texas credits. It was underweight California and New York credits at the end of the Reporting Period.

17

FUND BASICS

Short Duration Tax-Free Fund

as of March 31, 2019

PERFORMANCE REVIEW

April 1, 2018– March 31, 2019	Fund Total Return (based on NAV)[1]	Bloomberg Barclays Municipal Bond 1-3 Year Blend Index[2]	30-Day Standardized Subsidized Yield[3]	30-Day Standardized Unsubsidized Yield[3]	30-Day Taxable Equivalent Yield[4]

Class A	3.20%	2.71%	1.64%	1.57%	2.77%
Class C	2.80	2.71	1.27	0.86	2.15
Institutional	3.42	2.71	1.96	1.94	3.31
Service	2.90	2.71	1.47	1.44	2.48
Investor	3.37	2.71	1.91	1.85	3.23
Class R6	3.51	2.71	1.97	1.95	3.33

April 20, 2018– March 31, 2019
Class P	3.42%	2.88%	1.97%	1.95%	3.33%

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Bloomberg Barclays Municipal Bond 1-3 Year Blend Index (with dividends reinvested), an unmanaged index, represents investment grade municipal bonds with maturities greater than one year and less than 4 years, and does not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[3]	The method of calculation of the 30-Day Standardized Subsidized Yield is mandated by the Securities and Exchange Commission and is determined by dividing the net investment income per share earned during the last 30 days of the period by the maximum public offering price (“POP”) per share on the last day of the period. This number is then annualized. The 30-Day Standardized Subsidized Yield reflects fee waivers and/or expense reimbursements recorded by the Fund during the period. Without waivers and/or reimbursements, yields would be reduced. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not adjust for any fee waivers and/or expense reimbursements in effect. If the Fund does not incur any fee waivers and/or expense reimbursements during the period, the 30-Day Standard Subsidized Yield and 30-Day Standardized Unsubsidized Yield will be identical.

[4]	The 30-Day Taxable Equivalent Yield of the Fund is calculated by dividing the current 30-Day Standardized Subsidized Yield by 1 minus the highest 2018 federal income tax rate of 40.8%.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

18

FUND BASICS

STANDARDIZED TOTAL RETURNS[5]

For the period ended 3/31/19	One Year	Five Years	Ten Years	Since Inception	Inception Date

Class A	1.65%	0.93%	1.52%	2.51%	5/1/97
Class C	2.14	0.85	1.21	1.88	8/15/97
Institutional	3.42	1.56	2.00	3.14	10/1/92
Service	2.90	1.06	1.50	2.60	9/20/94
Investor	3.37	1.49	N/A	1.53	7/30/10
Class P	N/A	N/A	N/A	3.42	4/20/18
Class R6	3.51	N/A	N/A	3.09	11/30/17

[5]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 1.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (0.65% if redeemed within 12 months of purchase). Prior to July 29, 2009, the maximum initial sales charge applicable to Class A Shares of the Fund was 2.0%, which is not reflected in the figures shown. Effective July 30, 2018, Class C Shares convert automatically to Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is ten years after the purchase date. The Since Inception returns for Class C Shares do not reflect the conversion to Class A Shares after the first ten years of performance. Because Institutional, Service, Investor, Class P, and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS[6]

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	0.69%	0.75%
Class C	1.09	1.50
Institutional	0.39	0.41
Service	0.89	0.91
Investor	0.44	0.50
Class P	0.38	0.40
Class R6	0.38	0.40

[6]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least July 29, 2019, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

19

FUND BASICS

SECTOR ALLOCATION[7]

Percentage of Market Value

[7]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The above graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments. Figures above may not sum to 100% due to rounding and/or exclusion of other assets and liabilities.

20

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Performance Summary

March 31, 2019

The following graph shows the value as of March 31, 2019, of a $1,000,000 investment made on April 1, 2009 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Bloomberg Barclays Municipal Bond 1-3 Year Blend Index (with distributions reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on capital gains and other taxable distributions or the redemption of Fund shares. Performance of Class A, Class C, Service, Investor, Class P and Class R6 Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

Short Duration Tax-Free Fund’s 10 Year Performance

Performance of a $1,000,000 Investment, with distributions reinvested, from April 1, 2009 through March 31, 2019.

Average Annual Total Return through March 31, 2019	One Year	Five Years	Ten Years	Since Inception
Class A (Commenced May 1, 1997)
Excluding sales charges	3.20%	1.23%	1.68%	2.58%
Including sales charges	1.65%	0.93%	1.52%	2.51%

Class C (Commenced August 15, 1997)
Excluding contingent deferred sales charges	2.80%	0.85%	1.21%	1.88%
Including contingent deferred sales charges	2.14%	0.85%	1.21%	1.88%

Institutional (Commenced October 1, 1992)	3.42%	1.56%	2.00%	3.14%

Service (Commenced September 20, 1994)	2.90%	1.06%	1.50%	2.60%

Investor (Commenced July 30, 2010)	3.37%	1.49%	N/A	1.53%

Class P (Commenced April 20, 2018)	N/A	N/A	N/A	3.42%*

Class R6 (Commenced November 30, 2017)	3.51%	N/A	N/A	3.09%

*	Total return for periods of less than one year represents cumulative total return.

21

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Schedule of Investments

March 31, 2019

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – 95.2%
Alabama – 1.0%
Alabama State Port Authority RB for Docks Facilities Series 2010 (A-/NR)(a)
$2,500,000	5.750%	10/01/2020	$2,657,875
Health Care Authority RB for Baptist Health Series 2006 D (BBB+/A3)
100,000	5.000	11/15/2021	100,300
Houston County Health Care Authority RB for Southeast Alabama Medical Center Series 2016 A (BBB+/NR)
150,000	5.000	10/01/2024	170,285
150,000	5.000	10/01/2025	172,911
725,000	5.000	10/01/2030	820,562
Jefferson County Senior Lien Sewer RB Warrants Series 2013 A (AGM) (AA/A2)
700,000	5.0l00	10/01/2044	769,734
Jefferson County Subordinate Lien Sewer RB Warrants Series 2013 D (BBB/NR)
1,000,000	5.000	10/01/2021	1,066,610
13,500,000	6.000	10/01/2042	15,701,040
6,945,000	6.500	10/01/2053	8,216,421
The Southeast Alabama Gas Supply District RB for Project No. 2 Series 2018 A (A/A3)
3,820,000	4.000	06/01/2024	4,109,938
The Southeast Alabama Gas Supply District RB for Project No. 2 Series 2018 B (A/A3)(b)
(1 Mo. LIBOR + 0.85%),
10,000,000	2.518	06/01/2024	9,798,300

			43,583,976

Alaska – 0.2%
Northern Tobacco Securitization Corp. RB Refunding Capital Appreciation Asset-Backed Bonds 1st Subordinate Series 2006 B (NR/NR)(c)
37,350,000	0.000	06/01/2046	4,176,851
State of Alaska GO Unlimited Bonds Series 2016 A (AA/Aa3)
5,450,000	5.000	08/01/2027	6,431,436

			10,608,287

Arizona – 1.5%
Arizona Health Facilities Authority Hospital RB for Banner Health Series 2007 B (AA-/NR)(d)
(3 Mo. LIBOR + 0.81%),
14,575,000	2.684	01/01/2037	13,972,469
Arizona Industrial Development Authority RB for Great Lakes Senior Living Communities LLC Project First Tier Series 2019 A (BBB+/NR)
570,000	5.000	01/01/2043	622,514
1,500,000	4.500	01/01/2049	1,520,460
1,300,000	5.000	01/01/2054	1,382,316
Arizona Industrial Development Authority RB for Great Lakes Senior Living Communities LLC Project Second Tier Series 2019 B (BBB/NR)
300,000	5.000	01/01/2043	319,662
500,000	5.000	01/01/2049	523,530
600,000	5.125	01/01/2054	627,900

Municipal Bonds – (continued)
Arizona – (continued)
Arizona Industrial Development Authority RB for Provident Group – EMU Properties LLC Series 2018 (NR/Baa1)
365,000	5.000	05/01/2024	403,701
300,000	5.000	05/01/2029	343,977
650,000	5.000	05/01/2031	740,265
Chandler Industrial Development Authority RB for Intel Corp. Series 2007 (AMT) (A+/A1)(b)(e)
10,000,000	2.700	08/14/2023	10,173,900
City of Phoenix Civic Improvement Corporation Water System RB Refunding Junior Lien Series 2016 (AAA/Aa2)
7,000,000	5.000	07/01/2030	8,372,210
Entertainment Center Community Facilities District RB Series 2017 (AA+/NR)
5,388,000	4.000	07/01/2037	5,629,975
Glendale City Subordinate RB Refunding Series 2017 (AA/A1)
2,500,000	5.000	07/01/2028	3,048,475
Maricopa County IDA RB for Banner Health Series 2017 A (AA-/NR)
4,360,000	4.000	01/01/2041	4,601,588
Salt Verde Financial Corp. RB Gas Senior Series 2007-1 (BBB+/A3)
8,905,000	5.000	12/01/2037	11,132,319
Yavapai County IDA Solid Waste Disposal RB for Waste Management, Inc. Project Series 2002 (AMT) (A-/NR)(b)(e)
4,000,000	2.800	06/01/2021	4,048,560

			67,463,821

Arkansas – 0.3%
Arkansas State Development Finance Authority RB for Single Family Mortgage-Backed Securities Series 2008 B (AMT) (GNMA) (FNMA) (FHLMC) (AA+/NR)
235,000	5.500	07/01/2023	235,616
Pulaski County Little Rock School District Construction GO Bonds Series 2017 (ST AID WITHHLDG) (NR/Aa2)
5,395,000	3.000	02/01/2023	5,578,376
5,185,000	3.000	02/01/2024	5,348,172
Pulaski County Little Rock School District GO Refunding Bonds Series 2015 (ST AID WITHHLDG) (NR/Aa2)
3,335,000	3.000	02/01/2023	3,398,198

			14,560,362

California – 10.4%
Adelanto Public Utility Authority RB Refunding for Utility System Project Series 2009 A (NR/NR)(a)
7,725,000	6.750	07/01/2019	7,825,579
Alameda County Oakland Unified School District GO Refunding Bonds Series 2015 (A/NR)
1,500,000	5.000	08/01/2019	1,517,055
Alhambra California Unified School District Election of 2008 GO Bonds Capital Appreciation for Elementary Schools Improvement District Series 2011 B (AGM) (AA/Aa2)(c)
1,000,000	0.000	08/01/2037	548,380
Anaheim Community Facilities District No. 08-1 Special Tax Refunding Bonds for Platinum Triangle Series 2016 (NR/NR)
875,000	4.000	09/01/2024	934,649
745,000	4.000	09/01/2025	798,498

22	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
California – (continued)
Anaheim Community Facilities District No. 08-1 Special Tax Refunding Bonds for Platinum Triangle Series 2016 (NR/NR) – (continued)
$535,000	4.000%	09/01/2026	$574,970
590,000	4.000	09/01/2027	631,259
575,000	4.000	09/01/2028	610,598
465,000	4.000	09/01/2029	490,310
Atwater Wastewater RB Refunding Series 2017 A (AGM) (AA/NR)
785,000	5.000	05/01/2040	911,620
California County Tobacco Securitization Agency Tobacco Settlement RB Capital Appreciation Subordinate Series 2006 C (BB+/NR)(c)
31,220,000	0.000	06/01/2055	2,080,813
California Educational Facilities Authority RB for California Institute of Technology Series 2009 (AA-/Aa2)(a)
5,000,000	5.000	11/01/2019	5,104,250
California Educational Facilities Authority RB for Stanford University Series 2010 U-1 (AAA/Aaa)
5,000,000	5.250	04/01/2040	6,928,050
California Educational Facilities Authority RB for Stanford University Series 2014 U-6 (AAA/Aaa)
3,500,000	5.000	05/01/2045	4,838,050
California Health Facilities Financing Authority RB for El Camino Hospital Series 2017 (AA/A1)
500,000	5.000	02/01/2042	571,065
California Health Facilities Financing Authority RB for Lucile Salter Packard Children’s Hospital Series 2017 A (A+/A1)
375,000	5.000	11/15/2028	463,590
350,000	5.000	11/15/2029	429,502
565,000	5.000	11/15/2030	687,306
1,000,000	5.000	11/15/2042	1,153,150
12,000,000	5.000	11/15/2056	13,519,680
California Municipal Finance Authority RB for Community Medical Centers Series 2017 A (A-/A3)
1,300,000	5.000	02/01/2034	1,485,159
1,150,000	5.000	02/01/2035	1,310,908
450,000	5.000	02/01/2042	503,276
1,450,000	5.000	02/01/2047	1,614,009
California Municipal Finance Authority RB for LAX Integrated Express Solutions LLC Senior Lien Series 2018 A (AMT) (BBB+/NR)
2,000,000	5.000	06/30/2028	2,406,720
1,600,000	5.000	12/31/2028	1,919,104
California Municipal Finance Authority RB Refunding for California Lutheran University Series 2018 (NR/Baa1)
200,000	5.000	10/01/2026	236,852
200,000	5.000	10/01/2027	239,924
150,000	5.000	10/01/2028	182,501
225,000	5.000	10/01/2029	271,397
125,000	5.000	10/01/2030	149,351
225,000	5.000	10/01/2031	267,356
225,000	5.000	10/01/2032	265,707
California Municipal Finance Authority Student Housing RB for Bowles Hall Foundation Series 2015 A (NR/Baa3)
400,000	5.000	06/01/2035	436,464
California Pollution Control Financing Authority RB Refunding for Waste Management, Inc. Series 2015 B-1 (AMT) (A-/NR)
4,100,000	3.000	11/01/2025	4,206,805

Municipal Bonds – (continued)
California – (continued)
California Pollution Control Financing Authority Solid Waste Disposal RB for Rialto Bioenergy Facility LLC Project Series 2019 (AMT) (NR/NR)(f)
2,000,000	6.750	12/01/2028	1,985,780
10,075,000	7.500	12/01/2040	9,841,965
California Pollution Control Financing Authority Water Furnishing RB for Poseidon Resources LP Desalination Project Series 2012 (AMT) (BBB-/Baa3)(f)
13,845,000	5.000	07/01/2030	14,904,142
California Pollution Control Financing Authority Water Furnishing RB Refunding for San Diego County Water Desalination Project Series 2019 (BBB-/Baa3)(f)
280,000	5.000	07/01/2022	309,252
360,000	5.000	07/01/2023	407,995
445,000	5.000	07/01/2024	515,257
1,330,000	5.000	07/01/2029	1,653,376
California State Various Purpose GO Bonds Series 2009 (AA-/Aa3)
5,000,000	5.250	10/01/2025	5,095,050
California State Various Purpose GO Bonds Series 2010 (AA-/Aa3)
1,250,000	6.000	03/01/2033	1,302,250
1,500,000	5.500	03/01/2040	1,546,110
California State Various Purpose GO Bonds Series 2017 (AA-/Aa3)
1,500,000	5.000	08/01/2046	1,731,450
California Statewide Communities Development Authority Community Facilities District No. 2007-01 Special Tax Refunding for Orinda Wilder Project Series 2015 (NR/NR)
310,000	5.000	09/01/2030	344,425
340,000	5.000	09/01/2037	369,767
California Statewide Communities Development Authority Infrastructure Programme Special Assessment Bonds Series 2018 B (NR/NR)
1,055,000	5.000	09/02/2033	1,196,381
950,000	5.000	09/02/2038	1,056,200
375,000	5.000	09/02/2043	412,515
1,130,000	5.000	09/02/2048	1,236,469
California Statewide Communities Development Authority RB for Marin General Hospital Obligated Group Series 2018 A (A-/NR)
250,000	5.000	08/01/2028	308,903
300,000	5.000	08/01/2029	369,066
315,000	5.000	08/01/2030	384,580
California Statewide Communities Development Authority RB for NCCD-Hooper Street LLC Project Series 2019 (BB+/NR)(f)
500,000	5.000	07/01/2024	544,900
900,000	5.000	07/01/2029	1,008,360
California Statewide Communities Development Authority RB for Sutter Health Series 2011 A (AA-/Aa3)(a)
2,000,000	6.000	08/15/2020	2,124,600
California Statewide Communities Development Authority RB Refunding for Front Porch Communities & Services Series 2017 A (A-/NR)
150,000	5.000	04/01/2030	178,103
70,000	5.000	04/01/2031	82,564

The accompanying notes are an integral part of these financial statements.	23

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Schedule of Investments (continued)

March 31, 2019

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
California – (continued)
California Statewide Communities Development Authority RB Refunding for Front Porch Communities & Services Series 2017 A (A-/NR) – (continued)
$385,000	4.000%	04/01/2032	$417,536
455,000	4.000	04/01/2034	487,901
California Statewide Communities Development Authority RB Refunding for Loma Linda University Medical Center Series 2016 A (BB-/NR)(f)
1,725,000	5.000	12/01/2031	1,917,079
California Statewide Communities Development Authority Special Assessment Bonds Series 2018 C (NR/NR)
1,300,000	5.000	09/02/2038	1,445,327
1,500,000	5.000	09/02/2048	1,641,330
California Statewide Communities Development Authority Student Housing RB for University of California Irvine East Campus Apartments, Phase IV-A CHF – Irvine, LLC Series 2017 (NR/Baa1)
975,000	5.000	05/15/2042	1,101,048
1,000,000	5.000	05/15/2047	1,125,520
800,000	5.000	05/15/2050	898,040
California Statewide Communities Development Authority Student Housing RB for University of California Irvine East Campus Apartments, Phase IV-A CHF – Irvine, LLC Series 2017 (NR/Baa1)
1,750,000	5.000	05/15/2022	1,912,627
California Statewide Community Development Authority Water & Wastewater RB Balance Series 2004 (AGM) (AA/A2)
5,000	5.250	10/01/2019	5,013
California Statewide Financing Authority Tobacco Settlement RB Capital Appreciation for Turbo Pooled Program Series 2006 B (CCC/NR)(c)
22,000,000	0.000	06/01/2046	3,457,300
Citrus Community College District GO Bonds Capital Appreciation for Election of 2004 Series 2009 C (AA/Aa2)(c)
3,500,000	0.000	06/01/2034	2,197,125
City of Oroville RB for Oroville Hospital Series 2019 (BB+/NR)
1,140,000	5.000	04/01/2024	1,272,286
1,325,000	5.000	04/01/2027	1,528,242
1,000,000	5.000	04/01/2029	1,167,470
1,250,000	5.000	04/01/2030	1,448,137
1,500,000	5.000	04/01/2031	1,725,450
City of Sacramento Natomas Meadows Community Facilities District No. 2007-01 Special Tax Bonds for Improvement Area No. 1 Series 2017 (NR/NR)(f)
615,000	4.000	09/01/2028	642,078
Commerce Community Development Commission Successor Agency Tax Allocation Refunding Series 2016 A (AGM) (AA/NR)
275,000	3.125	08/01/2035	277,681
County of Sacramento RB Refunding for Airport System Series 2018 C (AMT) (A+/A2)
1,225,000	5.000	07/01/2039	1,434,524
Foothill/Eastern Transportation Corridor Agency Toll Road RB Refunding RMKT 08/24/17 Series 2013 B Subseries B-1 (A-/Baa3)
1,300,000	3.950	01/15/2053	1,332,097

Municipal Bonds – (continued)
California – (continued)
Foothill/Eastern Transportation Corridor Agency Toll Road RB Refunding Series 2013 A (AGM) (AA/A2)(g)
3,000,000	0.000	01/15/2032	3,051,960
Foothill/Eastern Transportation Corridor Agency Toll Road RB Refunding Series 2014 Subseries B-3 (A-/Baa3)(b)(e)
675,000	5.500	01/15/2023	752,443
Fullerton Community Facilities District No. 1 Special Tax Refunding Bonds for Amerige Heights Series 2012 (A+/NR)
500,000	5.000	09/01/2032	546,105
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Asset-Backed Bonds for Capital Appreciation Subseries 2007 B (CCC+/NR)(c)
18,000,000	0.000	06/01/2047	2,865,960
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Asset-Backed Bonds for Capital Appreciation Subseries 2007 C (CCC/NR)(c)
9,375,000	0.000	06/01/2047	1,492,688
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Asset-Backed Bonds Series 2015 A (ST APPROP) (A+/A1)
10,000,000	5.000	06/01/2045	11,182,300
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Asset-Backed Bonds Series 2018 A-1 (BBB/NR)
22,180,000	5.000	06/01/2034	25,233,964
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Asset-Backed Bonds Series 2018 A-1 (NR/NR)
2,440,000	5.000	06/01/2047	2,427,775
10,080,000	5.250	06/01/2047	10,181,506
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Asset-Backed Bonds Series 2018 A-2 (NR/NR)
14,450,000	5.000	06/01/2047	14,377,606
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Senior Asset-Backed Bonds Series 2007 A-2 (B+/B3)
3,915,000	5.300	06/01/2037	3,956,186
Irvine Unified School District No. 09-1 Special Tax for Community Facilities Series 2017 A (NR/NR)
650,000	5.000	09/01/2025	751,153
650,000	5.000	09/01/2026	760,773
Irvine Unified School District No. 09-1 Special Tax for Community Facilities Series 2017 B (NR/NR)
480,000	5.000	09/01/2025	554,698
Irvine Unified School District No. 09-1 Special Tax for Community Facilities Series 2017 C (NR/NR)
430,000	5.000	09/01/2026	503,281
Irvine Unified School District No. 09-1 Special Tax for Community Facilities Series 2017 D (NR/NR)
180,000	4.000	09/01/2025	194,906
175,000	4.000	09/01/2026	190,067
Lammersville Joint Unified School District Improvement Community Facilities District No. 2014-1 Special Tax Bonds Series 2019 (NR/NR)
775,000	5.000	09/01/2043	860,335
2,500,000	5.000	09/01/2048	2,767,600

24	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
California – (continued)
Lammersville Joint Unified School District No. 2002 Special Tax Refunding for Community Facilities Series 2017 (AGM) (AA/NR)
$3,000,000	3.500%	09/01/2035	$3,099,570
Los Angeles Community College District GO Bonds for 2008 Election Series 2010 C (AA+/Aa1)(a)
5,000,000	5.250	08/01/2020	5,256,850
Los Angeles Department of Airports RB Senior Refunding Series 2018 B (AMT) (AA/Aa2)
2,275,000	5.000	05/15/2034	2,723,357
Los Angeles Department of Airports Subordinated RB Series 2016 B (AMT) (AA-/Aa3)
1,000,000	5.000	05/15/2029	1,184,560
Los Angeles Department of Airports Subordinated RB Series 2018 A (AMT) (AA-/Aa3)
7,000,000	5.250	05/15/2048	8,282,400
Los Angeles Department of Airports Subordinated RB Series 2018 C (AMT) (AA-/Aa3)
5,000,000	5.000	05/15/2030	6,036,400
1,000,000	5.000	05/15/2035	1,181,220
Los Angeles Department of Airports Subordinated RB Series 2018 D (AMT) (AA-/Aa3)
6,000,000	5.000	05/15/2030	7,435,860
Menifee Union School District Riverside County GO Bonds Capital Appreciation for Election of 2008 Series 2009 C (ASSURED GTY) (AA/Aa3)(c)
2,000,000	0.000	08/01/2037	1,077,160
4,500,000	0.000	08/01/2038	2,321,010
4,500,000	0.000	08/01/2039	2,221,470
Merced City School District GO Bonds Capital Appreciation for Election of 2003 Series 2005 (NATL-RE) (AA-/NR)(c)
1,205,000	0.000	08/01/2026	1,025,817
Merced-Union High School District Election of 2008 GO Bonds Series 2011 C (NR/Aa3)(c)
2,470,000	0.000	08/01/2035	1,498,080
M-S-R Energy Authority Gas RB Series 2009 A (BBB+/NR)
1,750,000	6.500	11/01/2039	2,537,833
M-S-R Energy Authority Gas RB Series 2009 C (BBB+/NR)
3,500,000	6.125	11/01/2029	4,377,765
2,000,000	6.500	11/01/2039	2,900,380
Mt. Diablo Unified School District GO Bonds Capital Appreciation for Election of 2010 Series 2010 A (AGM) (AA/Aa2)(g)
5,000,000	0.000	08/01/2035	5,015,800
Northern California Gas Authority No. 1 RB for Gas Project Series 2007 B (BBB+/A3)(d)
(3 Mo. LIBOR + 0.72%),
5,595,000	2.594	07/01/2027	5,441,026
Palomar Health RB Refunding for Palomar Health Series 2017 (AGM) (AA/A2)
11,335,000	5.000	11/01/2047	13,172,177
Palomar Pomerado Health COPS Series 2009 (NR/WR)(a)
2,500,000	6.750	11/01/2019	2,575,700

Municipal Bonds – (continued)
California – (continued)
Palomar Pomerado Health GO Bonds Capital Appreciation for Election of 2004 Series 2009 A (ASSURED GTY) (AA/A2)
2,150,000	0.000(c)	08/01/2031	1,473,674
4,150,000	0.000(c)	08/01/2032	2,733,066
3,500,000	0.000(c)	08/01/2033	2,216,025
6,450,000	0.000(g)	08/01/2038	8,481,428
Port of Oakland RB Refunding Senior Lien Series 2012 P (AMT) (A+/A1)
4,000,000	5.000	05/01/2031	4,333,840
Rancho Cordova Community Facilities District No. 2003-1 Special Tax Refunding for Sunridge Anatolia Series 2016 (NR/NR)
650,000	4.000	09/01/2020	665,548
590,000	4.000	09/01/2023	625,235
320,000	4.000	09/01/2024	341,315
400,000	4.000	09/01/2025	428,724
1,490,000	4.000	09/01/2026	1,604,790
305,000	4.000	09/01/2027	325,133
500,000	4.000	09/01/2028	527,555
1,280,000	4.000	09/01/2029	1,344,486
River Islands Public Financing Authority Community Facilities District No. 2003-1 Special Tax Refunding Bonds Series 2015 A-1 (NR/NR)
4,815,000	5.000	09/01/2027	5,071,784
1,000,000	5.375	09/01/2031	1,069,870
485,000	5.250	09/01/2034	515,671
Roseville California Community Facilities District No. 1 Special Tax Refunding for Fiddyment Ranch Project Series 2017 (NR/NR)
750,000	5.000	09/01/2025	854,730
1,075,000	5.000	09/01/2026	1,235,422
1,000,000	5.000	09/01/2027	1,160,620
Sacramento City Unified School District CA GO RB Refunding Series 2012 (BBB/A2)
125,000	5.000	07/01/2020	129,593
Sacramento City Unified School District CA GO RB Refunding Series 2015 (AGM) (AA/NR)
500,000	5.000	07/01/2020	520,265
1,000,000	5.000	07/01/2029	1,135,970
Sacramento County Sanitation District Financing Authority RB Refunding for Sacramento County Regional Series 2007 B (NATL-RE) (AA/Aa3)(d)
(3 Mo. LIBOR + 0.53%),
13,150,000	2.290	12/01/2035	12,874,113
San Diego Unified School District GO Bonds for Election of 2008 Series 2010 C (AA-/Aa2)(c)
5,000,000	0.000	07/01/2039	2,593,000
San Diego Unified School District GO Bonds for Election of 2012 Series 2013 C (AA-/Aa2)
3,500,000	4.000	07/01/2042	3,622,430
San Francisco City & County Airport Commission RB Refunding for San Francisco International Airport Second Series 2011 C (AMT) (A+/A1)
3,800,000	5.000	05/01/2021	4,056,576

The accompanying notes are an integral part of these financial statements.	25

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Schedule of Investments (continued)

March 31, 2019

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
California – (continued)
San Francisco City & County Airport Commission RB Refunding for San Francisco International Airport Second Series 2013 A (AMT) (A+/A1)
$2,000,000	5.500%	05/01/2028	$2,284,980
San Francisco City & County Airport Commission RB Refunding for San Francisco International Airport Second Series 2018 A (AMT) (A+/A1)
10,000,000	5.000	05/01/2023	11,271,300
San Francisco City & County Airport Commission RB Refunding for San Francisco International Airport Second Series 2018 D (AMT) (A+/A1)
20,000,000	5.000	05/01/2048	23,152,200
San Francisco City & County Airport Commission San Francisco International Airport RB Series 2019 A (AMT) (A+/A1)
9,380,000	5.000	05/01/2044	11,040,260
21,500,000	5.000	05/01/2049	25,179,080
San Francisco City & County Redevelopment Financing Authority Tax Allocation for Mission Bay South Redevelopment Series 2016 C (A-/NR)
1,000,000	5.000	08/01/2033	1,173,430
San Joaquin Hills Transportation Corridor Agency RB Refunding for Capital Appreciation Series 1997 A (NATL-RE) (BBB/Baa2)(c)
1,605,000	0.000	01/15/2026	1,314,270
San Joaquin Hills Transportation Corridor Agency RB Refunding for Toll Road Senior Lien Series 2014 A (A-/NR)
1,000,000	5.000	01/15/2029	1,137,550
State of California Various Purpose GO Bonds Series 2009 (AA-/Aa3)
2,285,000	6.500	04/01/2033	2,286,942
1,775,000	6.000	04/01/2038	1,776,367
State of California Various Purpose GO Bonds Series 2009 (AA+/Aaa)(a)
975,000	6.000	04/01/2019	975,000
2,715,000	6.500	04/01/2019	2,715,000
Stockton Unified School District GO Refunding Bonds Series 2016 (A+/A1)
2,735,000	5.000	08/01/2025	3,260,776
Tobacco Securitization Authority Northern California Tobacco Settlement RB Asset-Backed Bonds Series 2005 A-1 (B-/B3)
1,650,000	5.375	06/01/2038	1,657,491
University of California Regents Medical Center Pooled RB Refunding Series 2007 C-2 (NATL-RE) (AA-/Aa3)(d)
(3 Mo. LIBOR + 0.74%),
7,880,000	2.538	05/15/2043	7,009,890
Vernon California Redevelopment Agency Tax Allocation for Industrial Redevelopment Project Series 2005 (NATL-RE) (NR/Baa2)
725,000	5.250	09/01/2019	725,537
West Contra Costa Unified School District GO Bonds Capital Appreciation for Election of 2002 Series 2004 C (NATL-RE) (AA-/Baa2)(c)
1,175,000	0.000	08/01/2025	1,030,369

			462,404,224

Municipal Bonds – (continued)
Colorado – 3.5%
Adams County School District No. 1 GO Bonds for Mapleton Public Schools Series 2017 (ST AID WITHHLDG) (NR/Aa2)
7,235,000	5.250	12/01/2040	8,534,985
Belleview Station Metropolitan District No. 2 GO Refunding & Improvement Bonds Series 2017 (NR/NR)
2,090,000	4.500	12/01/2029	2,127,536
Board of Governors of Colorado State University System RB Refunding Series 2017 C (AA/Aa2)
23,835,000	5.000	03/01/2043	27,946,776
Brighton Crossing Metropolitan District No. 4 Limited Tax GO Bonds Series 2017 A (NR/NR)
525,000	5.000	12/01/2037	542,377
Buffalo Highlands Metropolitan District GO Bonds Series 2018 A (NR/NR)
1,000,000	5.250	12/01/2038	1,015,810
Centerra Metropolitan District No. 1 Special RB Refunding & Improvement Bonds Series 2017 (NR/NR)(f)
4,000,000	5.000	12/01/2029	4,287,120
500,000	5.000	12/01/2047	514,225
Cherry Creek Colorado School District No. 5 GO Bonds Series 2017 C (ST AID WITHHLDG) (AA+/Aa1)
3,510,000	6.000	12/15/2029	4,638,675
10,805,000	6.000	12/15/2030	14,177,457
Colorado Health Facilities Authority RB Refunding for Covenant Retirement Communities, Inc. Series 2015 A (A-/NR)
625,000	4.000	12/01/2019	633,606
Colorado Health Facilities Authority RB Refunding for Evangelical Lutheran Good Samaritan Society Project Series 2017 (BBB/NR)
1,150,000	5.000	06/01/2047	1,262,930
Cornerstar Metropolitan District GO Refunding Bonds Series 2017 A (NR/NR)
500,000	3.500	12/01/2021	506,755
500,000	4.500	12/01/2027	518,620
Denver City & County Airport RB Refunding Series 2018 A (AMT) (A/A2)
17,000,000	5.000	12/01/2030	21,063,340
11,500,000	5.250	12/01/2048	13,559,190
Denver City & County Airport RB Series 2013 A (AMT) (A/A2)
5,000,000	5.500	11/15/2029	5,688,050
Denver City & County COPS Series 2008 A-2 (AA+/Aa1)(b)(e)
1,895,000	1.500	04/01/2019	1,895,000
Denver City & County COPS Series 2008 A-3 (AA+/Aa1)(b)(e)
1,175,000	1.500	04/01/2019	1,175,000
Denver Colorado City & County Special Facilities Airport RB Refunding for United Air Lines, Inc. Project Series 2017 (AMT) (BB/NR)
1,750,000	5.000	10/01/2032	1,877,505
Denver Colorado Health and Hospital Authority Healthcare RB Refunding Series 2017 A (BBB/NR)(f)
4,995,000	5.000	12/01/2025	5,783,261
2,490,000	5.000	12/01/2026	2,908,345
Denver Colorado Health and Hospital Authority Healthcare RB Series 2007 B (BBB/NR)(d)
(3 Mo. LIBOR+ 1.10%),
4,890,000	2.859	12/01/2033	4,702,957

26	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Colorado – (continued)
Denver Health & Hospital Authority COPS Series 2018 (BBB/NR)
$765,000	5.000%	12/01/2024	$875,313
205,000	5.000	12/01/2025	237,624
Denver Urban Renewal Authority 9th & Colorado Urban Redevelopment Area RB Series 2018 A (NR/NR)(f)
5,655,000	5.250	12/01/2039	5,769,878
E-470 Public Highway Authority RB Series 2010 A (A/A2)(c)
6,000,000	0.000	09/01/2040	2,668,380
E-470 Public Highway Authority Senior RB Series 2017 B (A/A2)(b)
(1 Mo. LIBOR + 1.05%),
2,000,000	2.722	09/01/2021	2,017,600
North Holly Metropolitan District Limited Tax GO Bonds Series 2018 A (NR/NR)
500,000	5.500	12/01/2048	502,130
Palisade Metropolitan District No. 2 GO Refunding Limited Tax Bonds Series 2016 (NR/NR)
500,000	4.375	12/01/2031	492,095
500,000	5.000	12/01/2046	506,110
Powhaton Road Metropolitan District No. 2 GO Bonds Series 2019 A (NR/NR)
1,000,000	5.625	12/01/2048	1,017,340
Public Authority Colorado Energy RB for Natural Gas Purchase Series 2008 (A-/A2)
2,000,000	6.250	11/15/2028	2,536,040
Serenity Ridge Metropolitan District No. 2 GO Refunding & Improvement Bonds Series 2018 A (NR/NR)
545,000	4.500	12/01/2028	551,099
South Timnath Metropolitan District No. 1 GO Limited Taxable Bonds Series 2019 A (NR/NR)
500,000	5.500	12/01/2048	504,540
Southlands Metropolitan District No. 1 GO Refunding Bonds Series 2017 A-1 (NR/Ba1)
238,000	3.000	12/01/2022	237,831
1,000,000	5.000	12/01/2037	1,077,110
Southlands Metropolitan District No. 1 GO Refunding Bonds Series 2017 A-2 (NR/Ba1)
80,000	3.000	12/01/2022	79,943
100,000	3.500	12/01/2027	100,056
115,000	5.000	12/01/2037	123,868
325,000	5.000	12/01/2047	344,913
St. Vrain Lakes Metropolitan District No. 2 Limited Tax GO Bonds Series 2017 A (NR/NR)
1,000,000	5.000	12/01/2037	1,012,930
Sterling Hills West Metropolitan District GO Refunding Bonds Series 2017 (NR/Baa2)
350,000	5.000	12/01/2032	400,365
Sterling Ranch Community Authority Board Limited Tax Special Senior RB Series 2017 A (MUN GOVT GTD) (NR/NR)
1,000,000	5.000	12/01/2030	1,029,230
6,920,000	5.000	12/01/2047	7,035,495
Wildwing Metropolitan District No. 5 GO Refunding & Improvement Bond Series 2018 A (NR/NR)
1,250,000	5.375	12/01/2048	1,269,900

			155,749,310

Municipal Bonds – (continued)
Connecticut – 2.5%
City of New Haven GO Bonds Series 2018 A (BBB+/NR)
450,000	5.000	08/01/2026	516,199
965,000	5.000	08/01/2027	1,116,235
1,165,000	5.000	08/01/2028	1,357,796
750,000	5.500	08/01/2029	898,448
350,000	5.500	08/01/2030	416,346
500,000	5.500	08/01/2031	591,365
500,000	5.500	08/01/2032	589,105
405,000	5.500	08/01/2033	475,506
Connecticut State GO Bonds Series 2013 C (A/A1)
7,555,000	5.000	07/15/2019	7,626,924
Connecticut State GO Bonds Series 2018 C (A/A1)
680,000	5.000	06/15/2028	822,929
Connecticut State GO Refunding Bonds Series 2017 B (A/A1)
5,000,000	5.000	04/15/2028	6,040,500
Connecticut State Health & Educational Facilities Authority RB for Yale University Series 2001 V-2 (AAA/Aaa)(b)(e)
1,975,000	1.250	04/01/2019	1,975,000
Connecticut State Health & Educational Facilities Authority RB Refunding for Yale University Series 2017 C-1 (AAA/Aaa)(b)(e)
22,650,000	5.000	02/01/2028	28,482,148
Connecticut State Health & Educational Facilities Authority RB Refunding for Yale University Series 2017 C-2 (AAA/Aaa)(b)(e)
23,330,000	5.000	02/01/2023	26,181,626
Hartford County Metropolitan District GO Bonds Series 2016 C (AGM) (AA/Aa3)
5,540,000	5.000	11/01/2026	6,749,327
Mohegan Tribal Finance Authority Tribal RB Economic Development Bonds Series 2015 (B-/NR)(f)
3,755,000	7.000	02/01/2045	3,885,261
State of Connecticut GO Bonds Series 2018 (A/A1)
1,770,000	5.000	06/15/2027	2,116,018
755,000	5.000	06/15/2029	907,608
165,000	5.000	06/15/2032	194,670
State of Connecticut GO Unlimited Bonds Series 2019 A (A/A1)(h)
1,500,000	5.000	04/15/2025	1,739,655
1,000,000	5.000	04/15/2028	1,207,590
State of Connecticut State Revolving Fund RB Series 2017 A (AAA/Aaa)
9,655,000	5.000	05/01/2036	11,456,237
University of Connecticut RB Refunding Series 2010 A (AA-/A1)
2,775,000	5.000	02/15/2021	2,849,980
West Haven GO Bonds Series 2017 A (BBB/Baa3)
325,000	5.000	11/01/2025	357,695
325,000	5.000	11/01/2026	360,977
325,000	5.000	11/01/2027	363,032
West Haven GO Bonds Series 2017 B (BBB/Baa3)
645,000	5.000	11/01/2024	702,611
240,000	5.000	11/01/2026	266,568

			110,247,356

Delaware – 0.2%
Delaware Health Facilities Authority RB for Beebee Medical Center Project Series 2018 (BBB/NR)
700,000	5.000	06/01/2025	802,907
760,000	5.000	06/01/2026	883,492

The accompanying notes are an integral part of these financial statements.	27

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Schedule of Investments (continued)

March 31, 2019

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Delaware – (continued)
Delaware Health Facilities Authority RB for Beebee Medical Center Project Series 2018 (BBB/NR) (continued)
$685,000	5.000%	06/01/2027	$805,122
600,000	5.000	06/01/2029	713,844
Delaware State GO Bonds Series 2018 A (AAA/Aaa)
2,455,000	5.000	02/01/2025	2,911,679
University of Delaware RB Series 2005 (AA+/NR)(b)(e)
1,755,000	1.450	04/01/2019	1,755,000
University of Delaware RB Series 2015 (AA+/Aa1)
1,805,000	5.000	11/01/2033	2,084,017

			9,956,061

District of Columbia – 0.7%
District of Columbia GO Bonds Series 2007 A (NATL-RE) (AA+/Aaa)
7,500,000	3.000	06/01/2030	7,502,625
District of Columbia GO Refunding Bonds Series 2017 A (AA+/Aaa)
10,000,000	5.000	06/01/2035	11,910,700
1,300,000	4.000	06/01/2037	1,411,358
District of Columbia Tobacco Settlement Financing Corp. RB Asset-Backed Bonds Series 2001 (A-/Baa1)
750,000	6.500	05/15/2033	829,935
Metropolitan Washington Airports Authority RB Refunding Series 2018 A (AMT) (AA-/Aa3)
6,375,000	5.000	10/01/2034	7,597,024

			29,251,642

Florida – 6.7%
Aberdeen Community Development District Special Assessment Series 2018 (NR/NR)
175,000	4.000	05/01/2024	176,720
220,000	4.500	05/01/2029	225,137
Anthem Park Community Development District Special Assessment RB Refunding Senior Series 2016 A-1 (A-/NR)
360,000	2.500	05/01/2024	360,526
370,000	3.000	05/01/2025	377,766
380,000	3.000	05/01/2026	386,270
395,000	3.125	05/01/2027	402,248
Anthem Park Community Development District Special Assessment RB Refunding Subordinate Series 2016 A-2 (NR/NR)
365,000	4.250	05/01/2027	351,907
410,000	4.750	05/01/2036	387,491
Arbor Greene Community Development District Special Assessment Refunding Series 2006 (A/NR)
210,000	5.000	05/01/2019	210,573
Arborwood Community Development District RB Capital Improvement Refunding Subordinate Lien Series 2018 A-2 (NR/NR)
1,000,000	4.125	05/01/2023	1,003,750
Artisan Lakes East Community Development District RB for Capital Improvement Series 2018 (NR/NR)(f)
505,000	4.200	05/01/2024	509,444
630,000	4.550	05/01/2029	644,219

Municipal Bonds – (continued)
Florida – (continued)
Avalon Groves Community Development District Special Assessment for Assessment Area One Project Series 2017 (NR/NR)
210,000	5.000	05/01/2028	211,090
Avalon Groves Community Development District Special Assessment for Assessment Area Two Project Series 2017 A-1 (NR/NR)
605,000	5.375	05/01/2028	607,499
Avelar Creek Community Development District Special Assessment Refunding Series 2016 (A-/NR)
175,000	2.250	05/01/2022	176,585
175,000	2.500	05/01/2023	177,741
180,000	2.500	05/01/2024	182,155
185,000	3.000	05/01/2025	190,776
190,000	3.000	05/01/2026	195,730
Babcock Ranch Community Independent Special District Special Assessment RB Series 2018 (NR/NR)(f)
305,000	4.000	11/01/2024	305,854
370,000	4.500	11/01/2029	375,660
Bannon Lakes Community Development District Special Assessment RB Series 2016 (NR/NR)
100,000	4.500	11/01/2025	103,384
185,000	5.000	11/01/2036	195,821
320,000	5.000	11/01/2048	331,824
Bartram Park Community Development District Special Assessment RB Refunding for City of Jacksonville Florida Senior Lien Series 2015 A-1 (A-/NR)
495,000	4.250	05/01/2029	536,238
490,000	4.500	05/01/2035	519,547
Bay Laurel Center Community Development District Special Assessment RB Refunding Series 2016 Candler (BBB+/NR)
135,000	2.500	05/01/2023	137,219
140,000	2.750	05/01/2024	143,144
90,000	3.000	05/01/2025	92,605
Baywinds Community Development District Senior Special Assessment Refunding Bonds Series 2017 A-1 (BBB-/NR)
315,000	3.500	05/01/2023	331,430
325,000	3.500	05/01/2024	344,250
340,000	3.500	05/01/2025	360,560
350,000	3.500	05/01/2026	371,136
365,000	3.500	05/01/2027	385,882
Bellagio Community Development District Special Assessment Bond Series 2016 (BBB/NR)
160,000	2.500	11/01/2022	160,787
160,000	2.750	11/01/2023	161,459
170,000	3.000	11/01/2025	173,188
Capital Trust Agency Student Housing RB for University Bridge LLC Series 2018 A (NR/Ba2)(f)
13,650,000	5.250	12/01/2058	13,401,160
Century Gardens at Tamiami Community Development District Special Assessment Bonds Series 2018 (BBB/NR)
110,000	3.500	11/01/2025	114,886
115,000	3.500	11/01/2026	121,068

28	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Florida – (continued)
Century Gardens at Tamiami Community Development District Special Assessment Refunding Series 2016 (BBB/NR)
$235,000	2.500%	05/01/2023	$236,384
245,000	2.500	05/01/2024	245,007
250,000	3.000	05/01/2025	254,540
255,000	3.000	05/01/2026	259,042
535,000	4.250	05/01/2037	560,493
Century Gardens Community Development District Special Assessment Bonds Series 2019 (NR/NR)(f)
127,000	3.875	11/01/2024	128,302
189,000	4.200	11/01/2029	193,126
750,000	5.000	11/01/2049	771,712
Charlotte County Industrial Development Authority Utility System RB for Town & Country Utilities Project Series 2015 (AMT) (NR/NR)(f)
1,250,000	5.500	10/01/2036	1,264,675
City of Cape Coral Water & Sewer RB Refunding Series 2015 (A+/A1)
1,000,000	4.000	10/01/2034	1,060,550
City of West Palm Beach Utility System RB Series 2017 A (AA+/Aa2)
15,000,000	5.000	10/01/2042	17,493,300
CityPlace Community Development District Special Assessment Convertible Capital Appreciation RB Series 2018 (AGM) (AA/A2)(g)
5,000,000	0.000	05/01/2038	4,235,600
Coco Palms Community Development District Special Assessment Bonds Expansion Area Project 2019 (NR/NR)(f)
200,000	3.625	06/15/2024	201,498
295,000	4.000	06/15/2029	299,145
Coconut Cay Community Development District Special Assessment Series 2006 (NR/NR)
770,000	5.375	05/01/2036	770,223
Concord Station Community Development District Capital Improvement RB Refunding Senior Lien Series 2016 A-1 (A/NR)
880,000	2.375	05/01/2023	881,953
900,000	2.500	05/01/2024	905,166
925,000	2.750	05/01/2025	937,219
915,000	3.000	05/01/2026	938,415
980,000	3.200	05/01/2027	1,012,213
1,015,000	3.250	05/01/2028	1,043,126
1,500,000	3.750	05/01/2046	1,521,960
Corkscrew Farms Community Development District Special Assessment for Assessment Area Two Project Series 2017 (NR/NR)(f)
400,000	3.750	11/01/2023	400,692
695,000	4.500	11/01/2028	704,869
Coronado Community Development District Special Assessment Refunding & Improvement Bonds Series 2017 (BBB/NR)
129,000	3.000	05/01/2023	132,611
133,000	3.250	05/01/2024	137,800
138,000	3.500	05/01/2025	144,117
143,000	3.625	05/01/2026	150,792

Municipal Bonds – (continued)
Florida – (continued)
Country Walk Community Development District Special Assessment RB Refunding Senior Lien Series 2015 A-1 (A-/NR)
190,000	2.875	05/01/2021	194,178
195,000	3.000	05/01/2022	200,705
205,000	3.250	05/01/2023	213,620
210,000	3.375	05/01/2024	220,053
220,000	3.500	05/01/2025	232,538
215,000	4.125	05/01/2035	227,324
County of Escambia PCRB for Gulf Power Co. Project Series 2003 (A-/A2)
5,550,000	2.600	06/01/2023	5,644,239
County of Miami-Dade Florida Transit System RB Refunding Series 2019 (AA/NR)(h)
18,060,000	4.000	07/01/2039	19,536,766
Crossings at Fleming Island Community Development District Special Assessment RB Refunding Senior Lien Series 2014 A-1 (BBB/NR)
2,000,000	4.000	05/01/2024	2,098,180
Davenport Road South Community Development District Special Assessment Bonds Series 2018 (NR/NR)(f)
300,000	3.750	11/01/2023	300,972
730,000	4.500	11/01/2028	739,884
Deer Run Community Development District Special Assessment RB Refunding Series 2018 (NR/NR)(f)
3,695,000	5.400	05/01/2039	3,768,567
Del Webb Bexley Community Development District Special Assessment Series 2018 (NR/NR)
1,675,000	5.300	05/01/2039	1,721,381
Downtown Doral South Community Development District Special Assessment Bonds Series 2018 (NR/NR)(f)
750,000	4.250	12/15/2028	753,420
Durbin Crossing Community Development District Special Assessment Refunding Senior Series 2017 A-1 (AGM) (AA/NR)
700,000	3.750	05/01/2034	721,630
965,000	4.000	05/01/2037	1,003,214
East Homestead Community Development District Special Assessment Bonds Expansion Area Project Series 2019 (NR/NR)
200,000	3.750	11/01/2024	202,130
East Homestead Community Development District Special Assessment Expansion Bonds Area Project Series 2019 (NR/NR)
280,000	4.125	11/01/2029	286,339
Florida Development Finance Corp. Surface Transportation Facility RB for Brightline Passenger Rail Project Series 2017 (AMT) (NR/NR)(b)(e)(f)
2,800,000	5.625	01/01/2028	2,908,136
Florida Higher Educational Facilities Financial Authority RB for Jacksonville University Project Series 2018 A-1 (NR/NR)(f)
2,000,000	4.500	06/01/2033	2,101,060
250,000	4.750	06/01/2038	263,077
4,500,000	5.000	06/01/2048	4,785,345

The accompanying notes are an integral part of these financial statements.	29

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Schedule of Investments (continued)

March 31, 2019

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Florida – (continued)
Florida State Full Faith and Credit State Board of Education Public Education Capital Outlay Tax-Exempt Refunding Bonds Series 2015 E (AAA/Aaa)
$2,990,000	5.000%	06/01/2022	$3,310,468
Florida State Municipal Power Agency RB Series 2009 A (A+/A2)(a)
1,000,000	6.250	10/01/2019	1,023,390
Flow Way Community Development District Special Assessment Bonds for Phase 6 Project Series 2017 (NR/NR)
200,000	4.000	11/01/2028	199,050
500,000	5.000	11/01/2038	523,230
Grand Bay at Doral Community Development District Special Assessment for South Parcel Assessment Area Project Series 2016 (NR/NR)
840,000	4.250	05/01/2026	855,565
Greater Orlando Aviation Authority Airport Facilities RB Refunding for Jetblue Airways Corp. Project Series 2013 (AMT) (NR/NR)
920,000	5.000	11/15/2036	965,604
Greater Orlando Aviation Authority Priority Subordinated Airport Facilities RB Series 2017 A (AMT) (A+/A1)
1,290,000	5.000	10/01/2047	1,472,367
Greater Orlando Aviation Authority RB Refunding Series 2012 A (AMT) (AA-/Aa3)
2,150,000	5.000	10/01/2021	2,319,334
Hacienda Lakes Community Development District Special Assessment Refunding Series 2016 (NR/NR)
280,000	3.375	05/01/2021	279,023
550,000	3.875	05/01/2026	545,930
Hawks Point Community Development District Special Assessment Refunding Senior Series 2017 A-1 (A-/NR)(f)
265,000	4.000	05/01/2024	287,154
265,000	4.000	05/01/2025	288,161
140,000	4.000	05/01/2026	153,150
Heritage Isle at Viera Community Development District Special Assessment Refunding Series 2017 (AGM) (AA/NR)
215,000	4.000	05/01/2024	228,717
225,000	4.000	05/01/2025	240,982
235,000	4.000	05/01/2026	252,966
240,000	4.000	05/01/2027	259,848
250,000	4.000	05/01/2028	269,952
Heritage Landing Community Development District Special Assessment Refunding Bonds Series 2015 (BBB/NR)
585,000	3.375	05/01/2023	610,342
605,000	3.500	05/01/2024	634,893
630,000	3.625	05/01/2025	663,403
650,000	3.750	05/01/2026	682,740
1,000,000	4.200	05/01/2031	1,068,330
1,000,000	4.350	05/01/2036	1,050,550
Highlands Community Development District Special Assessment Bonds for Assessment Areas 3B and 5 Project Series 2018 (NR/NR)(f)
330,000	4.000	12/15/2024	332,419
550,000	4.250	12/15/2029	556,814

Municipal Bonds – (continued)
Florida – (continued)
Highlands Community Development District Special Assessment Refunding Series 2016 (BBB/NR)
1,225,000	4.250	05/01/2031	1,332,322
Highlands Meadows II Community Development District Special Assessment Bonds for Assessment Area Five Project Series 2017 (NR/NR)
200,000	4.250	11/01/2022	201,852
375,000	4.875	11/01/2027	386,932
875,000	5.375	11/01/2037	913,763
795,000	5.500	11/01/2047	827,492
Highlands Meadows II Community Development District Special Assessment Bonds for Assessment Area Six Project Series 2017 (NR/NR)
75,000	4.875	11/01/2027	77,386
335,000	5.500	11/01/2047	349,405
Hillcrest Community Development District Special Assessment Bonds for Capital Improvement Program Series 2018 (NR/NR)
790,000	4.000	11/01/2028	792,038
700,000	4.500	11/01/2038	694,575
Hunters Ridge Community Development District No. 1 Assessment Area Special Assessment Bonds Series 2019 (NR/NR)(f)
210,000	4.000	11/01/2024	211,982
250,000	5.000	11/01/2039	257,448
K-Bar Ranch II Community Development District Special Assessment Bonds Series 2017 A (NR/NR)(f)
1,175,000	4.500	05/01/2038	1,174,965
1,855,000	4.625	05/01/2048	1,855,668
Lakewood Ranch Stewardship District Special Assessment RB for Del Webb Project Series 2017 (NR/NR)(f)
510,000	3.650	05/01/2022	512,203
520,000	4.300	05/01/2027	527,291
Lakewood Ranch Stewardship District Special Assessment RB for Lakewood Centre North Project Series 2015 (NR/NR)
1,605,000	4.250	05/01/2025	1,628,272
1,675,000	4.875	05/01/2035	1,708,031
960,000	4.875	05/01/2045	971,069
Lakewood Ranch Stewardship District Special Assessment RB for Lakewood National & Polo Run Projects Series 2017 (NR/NR)
425,000	4.000	05/01/2022	428,868
940,000	4.625	05/01/2027	972,336
1,000,000	5.250	05/01/2037	1,052,380
Lakewood Ranch Stewardship District Special Assessment RB for North East Sector Project – Phase 1A Series 2018 (NR/NR)
350,000	3.900	05/01/2023	352,075
535,000	4.250	05/01/2028	538,922
Lakewood Ranch Stewardship District Special Assessment RB for North East Sector Project – Phase 1B Series 2018 (NR/NR)(f)
1,570,000	4.350	05/01/2024	1,591,242
1,970,000	4.750	05/01/2029	2,041,472
2,250,000	5.300	05/01/2039	2,342,632

30	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Florida – (continued)
Lakewood Ranch Stewardship District Special Assessment RB for Villages of Lakewood Ranch South Project Series 2016 (NR/NR)
$320,000	4.000%	05/01/2021	$322,339
230,000	4.250	05/01/2026	233,616
5,095,000	5.000	05/01/2036	5,213,306
5,055,000	5.125	05/01/2046	5,175,208
Lakewood Ranch Stewardship District The Isles at Lakewood Ranch Project Phase 1 Special Assessment Bonds Series 2019 (NR/NR)(h)
230,000	3.500	05/01/2024	230,264
275,000	3.875	05/01/2029	276,040
Landings at Miami Community Development District Special Assessment Bonds Series 2018 (NR/NR)(f)
250,000	3.625	11/01/2023	249,785
560,000	4.125	11/01/2028	559,328
Lee County Moody River Estates Community Development District Special Assessment Refunding Senior Series 2017 A-1 (A-/NR)
330,000	3.500	05/01/2025	351,883
340,000	3.500	05/01/2026	362,348
500,000	4.000	05/01/2036	529,305
Long Lake Reserve Community Development District Special Assessment Bonds Series 2018 (NR/NR)
1,480,000	5.000	05/01/2038	1,513,552
Longleaf Community Development District Special Assessment Refunding Series 2006 (NR/NR)
880,000	5.375	05/01/2030	880,590
McJunkin Parkland Community Development District Special Assessment Bond Series 2018 (NR/NR)(f)
1,000,000	4.750	11/01/2029	1,025,250
Meadow Pines Community Development District Special Assessment Refunding Bonds Senior Lien Series 2014 1 (A-/NR)
750,000	4.450	05/01/2030	810,510
Mediterranea Community Development District Special Assessment Refunding & Improvement Bonds for Area Two Project Series 2017 (NR/NR)
250,000	3.500	05/01/2023	250,090
Miami Special Obligation Non-Ad Valorem RB Refunding Series 2011 A (AGM) (AA/Aa3)(a)
2,700,000	6.000	02/01/2021	2,920,050
Miami Special Obligation RB Refunding for Port of Miami Tunnel Project Series 2012 (A+/Aa3)(f)
9,500,000	5.000	03/01/2030	10,517,640
Miami World Center Community Development District Special Assessment Bonds Series 2017 (NR/NR)
250,000	4.000	11/01/2023	254,040
250,000	4.750	11/01/2027	259,800
850,000	5.125	11/01/2039	882,530
2,350,000	5.250	11/01/2049	2,443,671
Miami-Dade County Industrial Development Authority Solid Waste Disposal RB Refunding for Waste Management, Inc. Project Series 2018 A (AMT) (A-/NR)(b)
(SIFMA Municipal Swap Index Yield + 0.80%),
7,935,000	2.300	11/01/2021	7,932,937

Municipal Bonds – (continued)
Florida – (continued)
Miromar Lakes Community Development District Capital Improvement RB Refunding Series 2015 (NR/NR)
345,000	3.500	05/01/2020	345,800
North Sumter County Utility Dependent District RB Series 2010 (AGM) (AA/A2)
1,250,000	5.375	10/01/2040	1,313,150
Osceola County Rolling Oaks Community Development District Special Assessment Bonds Series 2016 (NR/NR)
3,285,000	5.875	11/01/2037	3,600,984
3,500,000	6.000	11/01/2047	3,831,030
Osceola County Rolling Oaks Community Development District Special Assessment Bonds Series 2018 (NR/NR)(f)
370,000	4.375	11/01/2023	375,954
640,000	4.875	11/01/2028	663,603
Palm Glades Community Development District Senior Special Assessment Bonds Series 2018 A-1 (A/NR)
215,000	3.500	11/01/2025	229,218
225,000	3.500	11/01/2026	239,890
230,000	3.500	11/01/2027	245,007
240,000	3.500	11/01/2028	255,934
585,000	4.000	11/01/2033	628,495
Palm Glades Community Development District Special Assessment Refunding Bonds Series 2016 (A/NR)
520,000	2.500	05/01/2022	526,240
530,000	2.750	05/01/2023	542,826
350,000	3.750	05/01/2031	366,321
1,045,000	4.000	05/01/2036	1,092,725
Palm Glades Community Development District Special Assessment Refunding Bonds Series 2017 (BBB-/NR)
410,000	3.500	05/01/2021	412,161
300,000	4.000	05/01/2027	307,989
Parkway Center Community Development District Special Assessment for Amenity Projects Series 2018-2 (A-/NR)
350,000	4.250	05/01/2031	376,026
1,030,000	4.500	05/01/2038	1,101,029
Parkway Center Community Development District Special Assessment Refunding Series 2018-1 (BBB/NR)
265,000	4.000	05/01/2026	279,331
275,000	4.000	05/01/2027	290,414
285,000	4.125	05/01/2028	303,878
Paseo Community Development District Capital Improvement RB Refunding Series 2018 (A-/NR)
450,000	4.000	05/01/2024	473,459
490,000	4.000	05/01/2026	518,415
530,000	4.000	05/01/2028	562,081
1,350,000	4.500	05/01/2031	1,477,818
Pentathlon Community Development District Special Assessment Revenue Refunding Series 2012 (A-/NR)
1,330,000	4.500	11/01/2033	1,363,516
Preserve at South Branch Community Development District Special Assessment Phase 1 Series 2018 (NR/NR)
275,000	4.750	11/01/2029	281,757
Randal Park Community Development District Randal Walk Special Assessment RB Series 2018 (NR/NR)(f)
150,000	4.100	05/01/2024	151,380
185,000	4.500	05/01/2029	189,434

The accompanying notes are an integral part of these financial statements.	31

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Schedule of Investments (continued)

March 31, 2019

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Florida – (continued)
Randal Park Community Development District Special Assessment RB Series 2015 (NR/NR)
$620,000	4.250%	11/01/2025	$627,452
River Bend Community Development District Special Assessment RB Refunding Senior Series 2016 A-1 (A-/NR)
890,000	4.000	05/01/2035	925,404
Shell Point Community Development District Special Assessment Bonds Series 2019 (NR/NR)(f)
305,000	4.000	11/01/2024	305,604
740,000	4.500	11/01/2029	745,247
Sherwood Manor Community Development District Special Assessment Bonds Series 2018 (NR/NR)(f)
250,000	4.000	11/01/2023	251,455
Shingle Creek Community Development District Special Assessment Bonds Series 2019 (NR/NR)
1,485,000	3.625	05/01/2024	1,494,444
1,895,000	4.000	05/01/2029	1,921,303
2,500,000	4.750	05/01/2039	2,562,350
South Fork East Community Development District Capital Improvement RB Refunding Series 2017 (BBB/NR)
420,000	3.000	05/01/2023	428,463
435,000	3.250	05/01/2024	449,646
450,000	3.450	05/01/2025	468,698
465,000	3.625	05/01/2026	488,813
995,000	4.125	05/01/2036	1,034,740
South Fork III Community Development District Parcel V and W Special Assessment Bonds Series 2019 (NR/NR)(f)
585,000	4.250	11/01/2024	590,282
730,000	4.500	11/01/2029	740,432
South Fork III Community Development District Special Assessment RB Refunding Series 2018 (NR/NR)
475,000	4.000	05/01/2024	477,646
590,000	4.625	05/01/2029	600,626
South Kendall Community Development District Special Assessment Refunding Series 2016 (BBB/NR)
350,000	2.500	11/01/2023	350,788
355,000	2.750	11/01/2024	358,351
370,000	3.000	11/01/2025	376,264
585,000	4.250	11/01/2037	614,981
St. Petersburg Health Facilities Authority RB Refunding for All Children’s Hospital Series 2009 A (AA-/WR)(a)
2,000,000	6.500	11/15/2019	2,060,500
Stonebrier Community Development District Special Assessment Refunding Series 2016 (A-/NR)
265,000	2.500	05/01/2023	267,078
270,000	2.500	05/01/2024	272,068
280,000	3.000	05/01/2025	289,543
290,000	3.000	05/01/2026	300,080
Talis Park Community Development District Capital Improvement RB Refunding Senior Series 2016 A-1 (BBB+/NR)
190,000	2.500	05/01/2023	192,825
190,000	2.500	05/01/2024	192,001
200,000	3.000	05/01/2025	205,674
205,000	3.000	05/01/2026	210,379

Municipal Bonds – (continued)
Florida – (continued)
Talis Park Community Development District Capital Improvement RB Refunding Senior Series 2016 A-1 (BBB+/NR) (continued)
1,135,000	3.500	05/01/2031	1,178,777
1,370,000	4.000	05/01/2036	1,438,760
Tapestry Community Development District Special Assessment RB Series 2016 (NR/NR)
120,000	3.625	05/01/2021	121,094
Tison’s Landing Community Development District Special Assessment RB Refunding & Improvement Bonds Senior Series 2016 A-1 (A+/NR)
205,000	3.000	05/01/2027	209,777
215,000	3.125	05/01/2028	221,054
Tolomato Community Development District Special Assessment GO Refunding Bonds Senior Lien Series 2018 A-1 (AGM) (AA/NR)
350,000	3.500	05/01/2032	359,982
Tolomato Community Development District Special Assessment GO Refunding Bonds Subordinate Lien Series 2018 A-2 (NR/NR)(f)
585,000	5.200	05/01/2028	600,947
Tolomato Community Development District Special Assessment GO Refunding Bonds Subordinate Lien Series 2018 B-2 (NR/NR)
300,000	4.625	05/01/2028	302,310
Toscana Isles Community Development District Special Assessment RB Series 2018 (NR/NR)
1,065,000	4.375	11/01/2023	1,075,363
2,005,000	5.000	11/01/2029	2,056,488
Touchstone Community Development District Special Assessment Bonds Series 2018 (NR/NR)(f)
505,000	4.250	06/15/2028	507,172
Town of Davie RB Refunding for Nova Southeastern University, Inc. Series 2018 (A-/Baa1)
750,000	5.000	04/01/2030	885,645
650,000	5.000	04/01/2031	761,410
550,000	5.000	04/01/2033	637,648
Town of Palm Beach GO Bonds for Underground Utility Project Series 2018 (AAA/Aaa)
2,000,000	4.000	07/01/2043	2,161,680
7,000,000	4.000	07/01/2047	7,507,850
Trevesta Community Development District Special Assessment Area 1 Pase 2 Project Series 2018 (NR/NR)(f)
335,000	4.375	11/01/2024	338,675
500,000	5.250	11/01/2039	516,885
TSR Community Development District Special Assessment Bonds for Northwest Assessment Area Series 2018 (NR/NR)
250,000	4.000	11/01/2024	251,770
495,000	4.500	11/01/2029	503,509
TSR Community Development District Special Assessment RB for Village 1 Project Series 2015 (NR/NR)
180,000	3.625	11/01/2020	180,311
530,000	4.375	11/01/2025	537,452
Turnbull Creek Community Development District Senior Special Assessment Refunding Bonds Series 2015 A-1 (A/NR)
1,000,000	4.250	05/01/2031	1,065,350

32	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Florida – (continued)
Two Creeks Community Development District RB Refunding for Capital Improvement Senior Lien Series 2016 A-1 (A/NR)
$350,000	2.125%	05/01/2022	$350,098
360,000	2.250	05/01/2023	360,871
370,000	2.500	05/01/2024	374,606
375,000	2.625	05/01/2025	380,719
390,000	3.000	05/01/2026	404,586
400,000	3.125	05/01/2027	416,736
415,000	3.250	05/01/2028	432,733
Ventana Community Development District Special Assessment RB Series 2018 (NR/NR)(f)
500,000	4.000	05/01/2024	504,120
1,000,000	4.625	05/01/2029	1,009,770
1,000,000	5.000	05/01/2038	1,018,130
Veranda Community Development District II Special Assessment Area 1 Gardens East Project Series 2018 A (NR/NR)
325,000	4.000	11/01/2024	326,085
395,000	4.500	11/01/2029	401,502
Veranda Community Development District II Special Assessment Area 1 Preserve West Project Series 2018 A (NR/NR)
300,000	4.000	11/01/2024	300,999
375,000	4.500	11/01/2029	381,176
Verandah East Community Development District Special Assessment Refunding & Improvement RB Series 2016 (NR/NR)
1,560,000	3.750	05/01/2026	1,538,956
Verano #1 Community Development District Senior Special Assessment Refunding for Community Infrastructure Project Series 2017 A-1 (BBB/NR)(f)
345,000	3.250	05/01/2024	357,451
360,000	3.500	05/01/2025	376,168
370,000	3.625	05/01/2026	390,161
Verano #1 Community Development District Special Assessment Bonds for District #1 Project Series 2015 (NR/NR)
610,000	4.750	11/01/2025	621,688
Verona Walk Community Development District Special Assessment Senior Lien RB Refunding for Capital Improvement Series 2013 A-1 (A+/NR)
500,000	4.250	05/01/2030	532,980
Village Community Development District No. 12 Special Assessment RB Series 2018 (NR/NR)(f)
1,000,000	3.250	05/01/2023	1,010,590
1,000,000	3.800	05/01/2028	1,026,470
2,000,000	4.000	05/01/2033	2,050,520
Village Community Development District No. 6 Special Assessment RB Refunding Series 2017 (A-/NR)
355,000	4.000	05/01/2026	385,228
350,000	4.000	05/01/2027	379,999
355,000	4.000	05/01/2028	383,066
375,000	4.000	05/01/2029	402,773
Village Community Development District No. 6 Special Assessment RB Refunding Series 2017 (BAM) (AA/NR)
1,945,000	3.500	05/01/2032	1,996,484
2,320,000	4.000	05/01/2037	2,410,202

Municipal Bonds – (continued)
Florida – (continued)
Vizcaya In Kendall Community Development District Special Assessment Bonds Series 2016 (BBB-/NR)
220,000	2.750	11/01/2024	220,825
225,000	3.000	11/01/2025	226,912
230,000	3.200	11/01/2026	233,333
Waterford Landing Community Development District Capital Improvement RB Series 2014 (NR/NR)
780,000	5.500	05/01/2034	827,026
925,000	5.750	05/01/2044	988,205
Waters Edge Community Development District Capital Improvement RB Refunding Senior Lien Series 2015 A-1 (BBB+/NR)
2,150,000	4.000	05/01/2031	2,254,813
Waterset Central Community Development District Special Assessment Bond Series 2018 (NR/NR)(f)
500,000	5.125	11/01/2038	509,880
Waterset North Community Development District Special Assessment RB Series 2014 (NR/NR)
2,365,000	5.500	11/01/2045	2,478,071
West Villages Improvement District Unit of Development No. 7 Master Infrastructure Special Assessment RB Series 2019 (NR/NR)(f)(h)
500,000	4.000	05/01/2024	499,985
750,000	4.250	05/01/2029	749,970
Westside Community Development District Solara Phase 2 Assessment Area Special Assessment RB Series 2019 (NR/NR)(h)
295,000	3.625	05/01/2024	294,926
355,000	3.900	05/01/2029	353,822
Willows Community Development District Special Assessment RB Series 2019 (NR/NR)(h)
250,000	3.875	05/01/2024	250,243
500,000	4.370	05/01/2029	500,995
Winding Cypress Community Development District Phase 3 Assessment Area Special Assessment Bonds Series 2019 (NR/NR)
200,000	4.250	11/01/2029	202,596
680,000	4.875	11/01/2039	693,784
Wiregrass Community Development District Capital Improvement RB Series 2016 (NR/NR)
135,000	4.875	05/01/2036	137,299
250,000	5.000	05/01/2047	253,880
Wynnfield Lakes Community Development District Special Assessment Refunding Bonds Series 2014 (BBB+/NR)
1,460,000	4.500	05/01/2036	1,527,262

			295,760,707

Georgia – 1.6%
Atlanta Airport RB Refunding Series 2012 C (AMT) (AA-/Aa3)
1,250,000	5.000	01/01/2027	1,353,625
Burke County Development Authority Pollution Control RB for Georgia Power Company Plant Vogtle Project First Series 2008 (A-/Baa1)(b)(e)
3,500,000	1.650	06/18/2021	3,443,300

The accompanying notes are an integral part of these financial statements.	33

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Schedule of Investments (continued)

March 31, 2019

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Georgia – (continued)
Burke County Development Authority Pollution Control RB for Georgia Power Company Plant Vogtle Project Second Series 2008 (A-/NR)(b)(e)
$2,500,000	2.925%	03/12/2024	$2,541,825
Burke County Development Authority Pollution Control RB for Oglethorpe Power Corporation Vogtle Series 2017 F (A-/Baa1)(b)(e)
9,475,000	3.000	02/01/2023	9,570,508
City of Atlanta RB for Water & Wastewater Series 2018 B (AA-/Aa2)
4,750,000	3.500	11/01/2043	4,794,317
Gainesville & Hall County Development Authority RB Refunding for Riverside Military Academy Series 2017 (BBB-/NR)
700,000	5.000	03/01/2027	762,139
Main Street Natural Gas, Inc. Gas Supply RB Series 2019 A (A-/A3)
2,500,000	5.000	05/15/2025	2,841,000
3,000,000	5.000	05/15/2026	3,455,760
3,000,000	5.000	05/15/2027	3,493,050
2,455,000	5.000	05/15/2028	2,887,203
2,800,000	5.000	05/15/2029	3,316,096
4,875,000	5.000	05/15/2049	5,930,925
Main Street Natural Gas, Inc. Gas Supply RB Series 2018 A (NR/Aa2)(b)(e)
14,250,000	4.000	09/01/2023	15,338,558
Metropolitan Atlanta Rapid Transit Authority Sales Tax RB Series 2009 A (AA+/Aa2)(a)
4,075,000	5.250	07/01/2019	4,112,857
Milledgeville & Baldwin County Development Authority Student Housing RB Refunding for Georgia College & State University Foundation Property V, LLC Project Series 2007 (AMBAC) (A+/WR)(d)
(3 Mo. LIBOR + 0.65%),
5,200,000	2.524	10/01/2033	4,862,676
Rockdale County Development Authority RB Refunding for Pratt Paper LLC Project Series 2018 (AMT) (NR/NR)(f)
1,275,000	4.000	01/01/2038	1,291,868

			69,995,707

Guam – 0.6%
Guam Government Business Privilege Tax RB Refunding Series 2015 D (BB/NR)
3,000,000	5.000	11/15/2022	3,252,900
Guam Government Business Privilege Tax RB Series 2012 B-1 (BB/NR)
2,980,000	5.000	01/01/2029	3,124,441
Guam Government Limited Obligation RB Section 30 Series 2009 A (NR/NR)(a)
850,000	5.625	12/01/2019	873,460
750,000	5.750	12/01/2019	771,315
Guam Government Limited Obligation RB Section 30 Series 2016 A (BB/NR)
2,755,000	5.000	12/01/2025	3,115,491
2,255,000	5.000	12/01/2026	2,579,878
2,000,000	5.000	12/01/2027	2,276,460

Municipal Bonds – (continued)
Guam – (continued)
Guam Power Authority RB Refunding Series 2012 A (AGM) (AA/A2)
1,500,000	5.000	10/01/2024	1,650,075
Guam Power Authority RB Series 2014 A (AGM) (AA/A2)
325,000	5.000	10/01/2039	359,300
250,000	5.000	10/01/2044	275,803
Guam Waterworks Authority RB for Water & Wastewater System Series 2016 (A-/Baa2)
1,030,000	5.000	01/01/2046	1,119,188
Guam Waterworks Authority RB Refunding for Water & Wastewater System Series 2017 (A-/Baa2)
350,000	5.000	07/01/2025	398,314
525,000	5.000	07/01/2026	604,616
350,000	5.000	07/01/2027	407,288
370,000	5.000	07/01/2028	428,090
725,000	5.000	07/01/2029	833,163
700,000	5.000	07/01/2030	798,154
700,000	5.000	07/01/2031	793,254
700,000	5.000	07/01/2032	789,901
Port Authority of Guam Private Activity RB Series 2018 B (AMT) (A/Baa2)
400,000	5.000	07/01/2029	459,348
600,000	5.000	07/01/2031	677,508
250,000	5.000	07/01/2033	279,798
225,000	5.000	07/01/2034	250,931
425,000	5.000	07/01/2036	470,343

			26,589,019

Hawaii – 0.2%
City & County Honolulu RB for Wastewater System Series 2018 A (AA/Aa2)
3,000,000	4.000	07/01/2042	3,185,670
Hawaii State Department of Budget & Finance RB Refunding for Hawaiian Electric Co., Inc. Series 2017 B (AMT) (A-/Baa2)
5,025,000	4.000	03/01/2037	5,120,575
Hawaii State GO Bonds Series 2013 EH (NR/NR)(a)
1,275,000	5.000	08/01/2023	1,453,921

			9,760,166

Idaho – 0.3%
Nez Perce County PCRB Refunding for Potlatch Corp. Project Series 2016 (BBB-/Baa3)
2,000,000	2.750	10/01/2024	2,035,840
State of Idaho GO Bonds Series 2018 (SP-1+/MIG1)
11,005,000	4.000	06/28/2019	11,069,269

			13,105,109

Illinois – 12.1%
Chicago Board of Education GO Bonds for Build America Bonds Series 2009 E (B+/B2)
555,000	5.382	12/01/2023	558,863
2,250,000	5.482	12/01/2024	2,263,072
Chicago Illinois Board of Education Dedicated Capital Improvement Series 2016 (A/NR)
3,550,000	6.000	04/01/2046	4,113,456

34	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Illinois – (continued)
Chicago Illinois Board of Education Dedicated Capital Improvement Series 2017 (A/NR)
$760,000	5.000%	04/01/2034	$832,816
575,000	5.000	04/01/2035	628,004
525,000	5.000	04/01/2036	572,633
490,000	5.000	04/01/2037	533,394
Chicago Illinois Board of Education GO Bonds Capital Appreciation for School Reform Series 1998 B-1 (NATL-RE) (B+/Baa2)(c)
2,015,000	0.000	12/01/2026	1,531,742
2,930,000	0.000	12/01/2029	1,939,133
2,515,000	0.000	12/01/2030	1,577,433
Chicago Illinois Board of Education GO Bonds Capital Appreciation Series 2009 C (BBB+/Ba1)(c)
510,000	0.000	01/01/2031	321,494
Chicago Illinois Board of Education GO Bonds Series 2015 C (B+/NR)
2,500,000	6.000	12/01/2035	2,761,600
Chicago Illinois Board of Education GO Refunding Bonds Series 1999 A (NATL-RE) (B+/Baa2)(c)
3,405,000	0.000	12/01/2023	2,920,128
Chicago Illinois Board of Education Unlimited Tax GO Bonds for Dedicated Revenues Series 2012 A (B+/B2)
4,785,000	5.000	12/01/2042	4,909,649
Chicago Illinois Board of Education Unlimited Tax GO Refunding Bonds for Dedicated Revenues Series 2009 E (B+/B2)
2,300,000	6.038	12/01/2029	2,336,892
2,500,000	6.138	12/01/2039	2,509,500
Chicago Illinois Board of Education Unlimited Tax GO Refunding Bonds for Dedicated Revenues Series 2016 A (B+/NR)
5,160,000	7.000	12/01/2044	6,034,310
Chicago Illinois Board of Education Unlimited Tax GO Refunding Bonds for Dedicated Revenues Series 2016 B (B+/NR)
7,125,000	6.500	12/01/2046	8,175,225
Chicago Illinois Board of Education Unlimited Tax GO Refunding Bonds for Dedicated Revenues Series 2018 A (AGM) (AA/NR)
1,825,000	5.000	12/01/2025	2,090,026
2,190,000	5.000	12/01/2026	2,541,407
2,375,000	5.000	12/01/2027	2,788,488
7,445,000	5.000	12/01/2028	8,819,198
700,000	5.000	12/01/2030	817,341
1,800,000	5.000	12/01/2031	2,091,024
1,000,000	5.000	12/01/2032	1,157,280
2,000,000	5.000	12/01/2033	2,305,940
600,000	5.000	12/01/2034	689,382
Chicago Illinois Board of Education Unlimited Tax GO Refunding Bonds for Dedicated Revenues Series 2018 C (AGM) (AA/NR)
5,000,000	5.000	12/01/2027	5,870,500
5,230,000	5.000	12/01/2028	6,195,353
5,500,000	5.000	12/01/2029	6,468,000
4,690,000	5.000	12/01/2030	5,476,185

Municipal Bonds – (continued)
Illinois – (continued)
Chicago Illinois Capital Appreciation Refunding & Project Series 2009 C (BBB+/Ba1)(c)
750,000	0.000	01/01/2032	449,917
Chicago Illinois GO Bonds Project and Refunding RMKT 06/08/15 Series 2005 D (BBB+/Ba1)
300,000	5.500	01/01/2037	326,370
2,720,000	5.500	01/01/2040	2,941,626
Chicago Illinois GO Bonds Project Refunding Series 2014 A (BBB+/Ba1)
1,500,000	5.250	01/01/2033	1,597,365
630,000	5.000	01/01/2034	662,772
490,000	5.000	01/01/2036	513,540
Chicago Illinois GO Bonds Project Refunding Series 2017 A (BBB+/NR)
3,375,000	6.000	01/01/2038	3,850,200
Chicago Illinois GO Bonds Project Series 2011 A (BBB+/Ba1)
650,000	5.000	01/01/2040	660,796
Chicago Illinois GO Bonds Project Series 2012 A (BBB+/Ba1)
150,000	5.000	01/01/2034	154,759
Chicago Illinois GO Bonds Series 2010 B (BBB+/Ba1)
1,120,000	7.517	01/01/2040	1,268,691
Chicago Illinois GO Bonds Series 2015 A (BBB+/NR)
1,320,000	5.500	01/01/2039	1,430,167
Chicago Illinois GO Bonds Series 2015 B (BBB+/NR)
13,893,000	7.375	01/01/2033	15,496,113
Chicago Illinois GO Refunding Bonds Capital Appreciation Series 2007 C (NATL-RE) (BBB+/Baa2)
4,405,000	5.000	01/01/2030	4,418,039
Chicago Illinois GO Refunding Bonds Series 2012 B (BBB+/Ba1)
2,385,000	5.432	01/01/2042	2,231,835
Chicago Illinois GO Refunding Bonds Series 2015 C (BBB+/NR)
2,545,000	5.000	01/01/2024	2,754,377
4,435,000	5.000	01/01/2025	4,856,768
5,600,000	5.000	01/01/2038	5,935,944
Chicago Illinois Midway Airport RB Refunding Second Lien Series 2013 A (AMT) (A/A3)
2,500,000	5.500	01/01/2029	2,784,700
Chicago Illinois O’Hare International Airport RB General Airport Senior Lien Series 2018 B (A/NR)
7,000,000	5.000	01/01/2039	8,213,660
Chicago Illinois O’Hare International Airport RB Refunding General Airport Senior Lien Series 2012 A (AMT) (A/A2)
4,550,000	5.000	01/01/2020	4,659,519
Chicago Illinois O’Hare International Airport RB Refunding General Airport Senior Lien Series 2015 A (AMT) (A/NR)
2,095,000	5.000	01/01/2023	2,324,843
4,740,000	5.000	01/01/2024	5,379,805
Chicago Illinois O’Hare International Airport RB Refunding General Airport Senior Lien Series 2016 C (A/NR)
9,105,000	5.000	01/01/2037	10,329,805
Chicago Illinois O’Hare International Airport RB Refunding General Airport Senior Lien Series 2016 D (A/NR)
3,000,000	5.250	01/01/2035	3,531,660
Chicago Illinois Sales Tax Refunding Series 2002 (ETM) (BBB-/NR)(a)
1,000,000	5.000	01/01/2025	1,177,540

The accompanying notes are an integral part of these financial statements.	35

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Schedule of Investments (continued)

March 31, 2019

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Illinois – (continued)
Chicago Illinois Tax Increment Allocation RB Refunding for Pilsen Redevelopment Project Series 2014 A (A/NR)
$1,135,000	5.000%	06/01/2020	$1,174,441
Chicago Illinois Wastewater Transmission RB Second Lien Series 2017 A (AGM) (AA/NR)
475,000	5.250	01/01/2042	544,445
1,330,000	4.000	01/01/2052	1,368,238
Chicago Illinois Water RB Refunding Second Lien Project RMKT 05/23/16 Series 2000 (A/Baa2)
600,000	5.000	11/01/2029	691,338
Chicago Illinois Water RB Refunding Second Lien Project RMKT 05/23/16 Series 2004 (A/NR)
1,500,000	5.000	11/01/2026	1,760,325
City of Chicago Taxable GO Unlimited Bonds Series 2014 B (AGM) (AA/A2)
5,650,000	6.314	01/01/2044	6,788,588
City of Chicago Taxable GO Unlimited Bonds Series 2012 B (AGM) (AA/A2)
265,000	5.432	01/01/2042	285,977
Cook County High School District No. 209 Proviso Township GO Bonds Limited Tax School Series 2018 B (AGM) (AA/NR)
9,600,000	5.500	12/01/2036	11,606,208
Cook County School District No. 95 GO Refunding Bonds for Brookfield-Lagrange Park Project Series 2017 A (NR/Aa2)
840,000	4.000	12/01/2023	908,947
County of Will Illinois GO Bonds Series 2019 (AA+/Aa1)
1,500,000	4.000	11/15/2047	1,585,515
Illinois Finance Authority RB for Cook County School District No. 73 East Prairie Series 2018 (BAM) (AA/A1)
2,325,000	4.000	12/01/2036	2,471,382
1,420,000	4.000	12/01/2037	1,503,312
4,230,000	4.000	12/01/2042	4,424,326
Illinois Finance Authority RB for Cook County School District No. 95 Brookfield Series 2018 (NR/Aa2)
500,000	4.000	12/01/2038	525,500
400,000	4.000	12/01/2040	418,968
1,085,000	4.000	12/01/2042	1,131,525
Illinois Finance Authority RB for Northwestern Memorial Healthcare Obligation Group Series 2007 A-4 (AA+/Aa2)(b)(e)
1,810,000	1.500	04/01/2019	1,810,000
Illinois Finance Authority RB for Northwestern Memorial Healthcare Obligation Group Series 2017 A (AA+/Aa2)
19,555,000	4.000	07/15/2047	20,541,941
Illinois Finance Authority RB Refunding for Edward Elmhurst Healthcare Obligation Group Series 2018 A (A/NR)
4,000,000	4.250	01/01/2044	4,140,480
Illinois Finance Authority RB Refunding for Franciscan Communities Project Series 2017 A (BBB-/NR)
1,425,000	4.000	05/15/2027	1,456,222
Illinois Finance Authority RB Refunding for University of Chicago Series 2018 A (AA-/Aa2)
2,100,000	5.000	10/01/2041	2,439,486
Illinois Sales Tax Securitization Corp. RB Refunding Series 2018 C (AA-/NR)
10,685,000	5.000	01/01/2026	12,276,424
8,170,000	5.000	01/01/2027	9,469,193

Municipal Bonds – (continued)
Illinois – (continued)
Illinois Sales Tax Securitization Corp. RB Refunding Series 2018 C (AA-/NR) – (continued)
15,355,000	5.000	01/01/2028	17,959,208
11,790,000	5.000	01/01/2029	13,900,528
Illinois Sports Facilities Authority Refunding Bonds Series 2014 (AGM) (AA/NR)
4,160,000	5.000	06/15/2027	4,626,960
Illinois State GO Bonds for Build America Bonds Series 2010-5 (BBB-/Baa3)
1,780,000	7.350	07/01/2035	2,022,489
Illinois State GO Bonds Pension Funding Series 2003 (BBB-/Baa3)
4,165,000	5.100	06/01/2033	4,092,612
Illinois State GO Bonds Series 2013 (BBB-/Baa3)
5,000,000	5.500	07/01/2024	5,459,600
5,500,000	5.250	07/01/2028	5,856,455
5,120,000	5.500	07/01/2038	5,410,509
Illinois State GO Bonds Series 2017 A (BBB-/Baa3)
375,000	4.500	12/01/2041	381,199
Illinois State GO Bonds Series 2017 B (BBB-/Baa3)
27,575,000	5.000	11/01/2019	28,049,566
Illinois State GO Bonds Series 2017 C (BBB-/Baa3)
12,830,000	5.000	11/01/2029	14,065,786
Illinois State GO Bonds Series 2017 D (BBB-/Baa3)
5,150,000	5.000	11/01/2021	5,466,468
41,500,000	5.000	11/01/2024	45,384,400
2,000,000	5.000	11/01/2025	2,204,920
2,995,000	5.000	11/01/2027	3,321,964
600,000	5.000	11/01/2028	662,058
Illinois State GO Bonds Series 2018 A (BBB-/Baa3)
16,375,000	5.000	05/01/2031	17,893,454
1,760,000	5.000	05/01/2042	1,865,424
1,760,000	5.000	05/01/2043	1,862,379
Illinois State GO Refunding Bonds Series 2016 (AGM) (AA/A2)
3,950,000	4.000	02/01/2030	4,199,798
1,185,000	4.000	02/01/2031	1,250,637
Illinois State GO Refunding Bonds Series 2017 D (BBB-/Baa3)
850,000	5.000	11/01/2020	883,924
Illinois State Sales Tax RB Junior Obligation Series 2016 A (BBB/NR)
1,475,000	5.000	06/15/2022	1,581,053
Illinois State Sales Tax RB Refunding Junior Obligation Series 2016 C (BBB/NR)
675,000	4.000	06/15/2021	697,714
2,875,000	5.000	06/15/2022	3,081,712
Illinois State Sales Tax RB Refunding Junior Obligation Series 2016 D (BBB/NR)
3,185,000	4.000	06/15/2021	3,292,175
Kendall Kane & Will Counties Community Unit School District No. 308 GO Bonds Series 2011 A (NR/Aa3)
4,545,000	5.000	02/01/2029	4,766,114
Metropolitan Pier & Exposition Authority RB Capital Appreciation for McCormick Place Expansion Series 2002 A (NATL-RE) (BBB/Baa2)(c)
5,535,000	0.000	12/15/2032	3,288,897

36	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)
Illinois – (continued)
Metropolitan Pier & Exposition Authority RB Refunding Capital Appreciation for McCormick Place Expansion Project Series 2002 A (NATL-RE) (BBB/Baa2)(c)
$2,685,000	0.000%		12/15/2031	$1,671,359
Metropolitan Pier & Exposition Authority RB Refunding Capital Appreciation for McCormick Place Expansion Project Series 2002 A (NATL-RE) (BBB/NR)
1,555,000	5.700		06/15/2024	1,719,192
Metropolitan Pier & Exposition Authority RB Refunding Capital Appreciation for McCormick Place Expansion Project Series 2002 A (NATL-RE) (NR/NR)(a)
460,000	5.700		06/15/2022	522,703
Metropolitan Pier & Exposition Authority RB Refunding for McCormick Place Expansion Project Series 2012 B (ST APPROP) (BBB/NR)
4,390,000	5.000		12/15/2028	4,613,934
Metropolitan Pier & Exposition Authority RB Refunding for McCormick Place Expansion Project Series 2017 B (BBB/NR)
2,000,000	5.000		12/15/2028	2,257,400
300,000	5.000		12/15/2032	331,179
600,000	5.000		12/15/2033	659,946
500,000	5.000		12/15/2034	547,775
1,260,000	0.000	(g)	12/15/2037	745,340
3,500,000	0.000	(g)	12/15/2042	2,079,455
3,850,000	0.000	(g)	12/15/2047	2,280,317
Railsplitter Tobacco Settlement Authority Tobacco Settlement RB Series 2010 (BBB+/NR)(a)
1,125,000	6.000		06/01/2021	1,230,086
Southwestern Illinois Development Authority RB Capital Appreciation for Local Government Program Series 2007 (AGM) (AA/NR)(c)
6,000,000	0.000		12/01/2025	4,948,980
Springfield Illinois Senior Lien Electric RB Refunding Series 2015 (AGM) (AA/A2)
4,000,000	3.500		03/01/2030	4,144,400
State of Illinois GO Bonds Series 2010-1 (BBB-/Baa3)
635,000	6.630		02/01/2035	689,185
State of Illinois GO Bonds Series 2012 A (BBB-/Baa3)
300,000	5.000		01/01/2034	307,125
State of Illinois GO Bonds Series 2014 (BBB-/Baa3)
570,000	5.000		02/01/2024	617,749
State of Illinois GO Bonds Series 2017 D (BBB-/Baa3)
1,850,000	3.250		11/01/2026	1,795,999
9,450,000	5.000		11/01/2026	10,429,587
State of Illinois GO Refunding Bonds Series 2018 A (BBB-/Baa3)
500,000	5.000		10/01/2028	556,685
State of Illinois GO Unlimited Bonds Series 2016 (BBB-/Baa3)
2,360,000	5.000		11/01/2020	2,454,188
State of Illinois GO Unlimited Bonds Series 2017 A (BBB-/Baa3)
1,500,000	4.000		12/01/2033	1,480,095
5,000,000	4.250		12/01/2037	4,950,100
State of Illinois GO Unlimited Refunding Bonds Series 2018 B (BBB-/Baa3)
5,100,000	5.000		10/01/2027	5,654,115

Municipal Bonds – (continued)
Illinois – (continued)
Village of Hillside Illinois Tax Increment RB Refunding Series 2018 (NR/NR)
1,150,000	5.000		01/01/2024	1,185,972
2,690,000	5.000		01/01/2030	2,759,268
Village of Romeoville RB Refunding for Lewis University Series 2018 B (BBB+/NR)
210,000	4.125		10/01/2041	210,777
420,000	4.125		10/01/2046	420,764

				533,894,738

Indiana – 0.2%
City of Whiting Environmental Facilities RB for BP Products North America, Inc. Project Series 2015 (AMT) (A-/A1)(b)(e)
3,000,000	5.000		11/01/2022	3,297,720
Indiana Finance Authority RB Refunding for Parkview Health System Obligation Group Series 2018 C (AA-/Aa3)(b)
(SIFMA Municipal Swap Index Yield + 0.55%),
3,940,000	2.050		11/01/2023	3,940,670
Jasper County PCRB Refunding for Northern Indiana Public Service Co. Project RMKT 08/25/08 Series 1994 C (NATL-RE) (BBB+/WR)
650,000	5.850		04/01/2019	650,000

				7,888,390

Iowa – 0.1%
City of Davenport GO Corporate Bonds Series 2019 (IA) (AA/Aa3)
1,060,000	4.000		06/01/2031	1,177,734
Coralville Iowa COPS Series 2016 E (BB/NR)
300,000	4.000		06/01/2019	299,850
460,000	4.000		06/01/2020	458,676
500,000	4.000		06/01/2021	497,265
Iowa Finance Authority Midwestern Disaster area Iowa Fertilizer Company Project RB Refunding series 2019 (B+/NR)(h)
2,335,000	3.125		12/01/2022	2,349,290

				4,782,815

Kentucky – 2.7%
Kentucky Asset Liability Commission General Fund RB Refunding for Floating Rate Project Notes Series 2007 A (NATL-RE) (A-/A1)(d)
(3 Mo. LIBOR + 0.53%),
10,490,000	2.363		11/01/2027	10,213,589
Kentucky Economic Development Finance Authority Hospital RB Refunding for Owensboro Medical Health System, Inc. Series 2017 A (AGM) (AA/A2)
1,200,000	4.000		06/01/2037	1,251,972
400,000	4.000		06/01/2045	411,460
Kentucky Public Energy Authority Gas Supply RB Series 2018 B (NR/A1)(b)(e)
25,000,000	4.000		01/01/2025	27,165,000
Kentucky Public Energy Authority Gas Supply RB Series 2018 C-1 (A/A3)(b)(e)
16,000,000	4.000		06/01/2025	17,328,160
Kentucky Public Energy Authority Gas Supply RB Series 2019 A-1 (A/A3)(b)(e)
22,080,000	4.000		06/01/2025	23,932,070

The accompanying notes are an integral part of these financial statements.	37

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Schedule of Investments (continued)

March 31, 2019

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Kentucky – (continued)
Kentucky State Property & Building Commission RB Refunding Project No. 112 Series 2016 B (ST APPROP) (A-/A1)
$8,100,000	5.000%	11/01/2025	$9,429,939
Louisville & Jefferson County Metropolitan Government Health System RB for Norton Healthcare, Inc. Series 2016 A (A-/NR)
2,000,000	4.000	10/01/2034	2,096,600
Louisville & Jefferson County Metropolitan Government PCRB for Louisville Gas & Electric Company Project Series 2001 B (AMT) (A/A1)(b)(e)
3,080,000	2.550	05/03/2021	3,120,440
Louisville & Jefferson County Metropolitan Sewer District RB Refunding for Kentucky Sewer & Drainage System Series 2018 (SP-1+/MIG1)
10,000,000	4.000	11/01/2019	10,139,300
Louisville & Jefferson County Metropolitan Sewer District RB Refunding for Kentucky Sewer & Drainage System Series 2018 A (AA/Aa3)
10,000,000	4.000	05/15/2038	10,795,300
University of Kentucky General Receipts Refunding Bonds Series 2015 A (AA/Aa2)
3,260,000	4.000	04/01/2026	3,652,928

			119,536,758

Louisiana – 0.9%
East Baton Rouge Parish Louisiana Sales Tax RB for Road and Street Improvement Series 2009 A (ASSURED GTY) (AA/A2)(a)
1,230,000	5.250	08/01/2019	1,245,080
Louisiana Local Government Environmental Facilities & Community Development Authority RB Refunding for Westlake Chemical Corp. Projects Series 2017 (BBB/Baa2)
14,185,000	3.500	11/01/2032	14,269,117
Louisiana Local Government Environmental Facilities & Community Development Authority Subordinate Lien RB for East Baton Rouge Sewerage Commission Projects Series 2014 A (A+/A1)
6,250,000	4.375	02/01/2039	6,629,562
Louisiana Local Government Environmental Facilities and Community Development Authority RB Refunding for Ragin’ Cajun Facilities, Inc. – Student Housing & Parking Project Series 2017 (AGM) (AA/NR)
900,000	2.750	10/01/2023	931,869
670,000	5.000	10/01/2023	757,757
Louisiana Public Facilities Authority RB Refunding for Energy LLC Project Series 2016 A (A/A2)
2,125,000	3.375	09/01/2028	2,138,090
Louisiana Public Facilities Authority RB Refunding for Energy LLC Project Series 2016 B (A/A2)
1,625,000	3.500	06/01/2030	1,636,424
Louisiana Public Facilities Authority RB Refunding for Ochsner Clinic Foundation Project Series 2017 (A-/A3)
3,695,000	4.000	05/15/2042	3,798,090
3,000,000	5.000	05/15/2046	3,357,180
New Orleans Aviation Board GARBs Series 2015 B (AMT) (A-/A3)
3,750,000	5.000	01/01/2034	4,162,650

Municipal Bonds – (continued)
Louisiana – (continued)
New Orleans Aviation Board General Airport RB for North Terminal Project Series 2017 B (AMT) (A-/A3)
1,000,000	5.000	01/01/2048	1,114,690
Port of New Orleans Board of Commissioners RB Refunding Series 2013 B (AMT) (A/A3)
500,000	5.000	04/01/2030	546,070

			40,586,579

Maine – 0.6%
Maine Turnpike Authority RB Refunding Series 2015 (AA-/Aa3)
1,565,000	5.000	07/01/2026	1,857,405
State of Maine GO Bonds Series 2018 D (AA/Aa2)
9,765,000	5.000	06/01/2024	11,381,010
10,470,000	5.000	06/01/2025	12,491,652

			25,730,067

Maryland – 1.7%
Baltimore Maryland Special Obligation Refunding for Baltimore Research Park Project Series 2017 A (NR/NR)
425,000	4.000	09/01/2027	441,486
650,000	4.500	09/01/2033	678,678
City of Annapolis GO Refunding Bonds for Public Improvements Series 2015 B (AA+/Aa2)
1,725,000	4.000	08/01/2027	1,996,981
County of Montgomery GO Bonds for Consolidated Public Improvement Series 2017 E (AAA/Aaa)(b)(e)
3,500,000	1.470	04/01/2019	3,500,000
County of Montgomery Public Improvement GO Bonds Series 2013 A (AAA/Aaa)
13,475,000	4.000	11/01/2027	14,788,408
Frederick County Maryland Special Tax for Lake Linganore Village Community Development Series 2001 A (ASSURED GTY) (AA/NR)
80,000	5.600	07/01/2020	80,251
555,000	5.700	07/01/2029	560,927
Maryland State Economic Development Corporation Student Housing RB Refunding for University of Maryland College Park Projects Series 2016 (AGM) (AA/A2)
600,000	4.000	06/01/2020	615,966
Maryland State GO Bonds for State & Local Facilities Loan Second Series 2014 B (AAA/Aaa)(a)
15,900,000	5.000	08/01/2022	17,684,616
Maryland State GO Bonds for State & Local Facilities Loan Series 2013 B (AAA/Aaa)
10,000,000	5.000	03/15/2025	11,886,900
State of Maryland Department of Transportation RB Series 2015 (AAA/Aa1)
15,780,000	4.000	02/01/2030	17,032,143
State of Maryland Department of Transportation Third Issue RB Series 2015 (AAA/Aa1)
5,145,000	4.000	12/15/2026	5,679,308

			74,945,664

Massachusetts – 2.0%
Commonwealth of Massachusetts GO Bonds Consolidated Loan of 2018 Series 2018 A (AA/Aa1)
10,000,000	5.000	01/01/2048	11,637,900

38	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Massachusetts – (continued)
Massachusetts Development Finance Agency RB for Harvard University Series 2010 B-2 (AAA/Aaa)(a)
$5,000,000	5.250%	02/01/2021	$5,340,000
Massachusetts Development Finance Agency RB for Harvard University Series 2016 A (AAA/Aaa)
5,000,000	5.000	07/15/2036	6,676,300
16,500,000	5.000	07/15/2040	22,340,505
Massachusetts Development Finance Agency RB for Linden Ponds, Inc. Series 2018 (BB/NR)(f)
2,000,000	4.000	11/15/2023	2,028,540
1,200,000	5.000	11/15/2028	1,301,976
Massachusetts Development Finance Agency RB Refunding Wellforce Obligation Group Series 2019 A (BBB+/NR)
825,000	5.000	07/01/2038	949,856
1,850,000	5.000	07/01/2039	2,118,620
Massachusetts Health & Educational Facilities Authority RB for Tufts University Series 2012 G (AA-/Aa2)(b)(e)
3,600,000	1.350	04/01/2019	3,600,000
Massachusetts State GO Bonds Consolidated Loan Series 2007 A (NATL-RE) (AA/Aa1)(d)
(3 Mo. LIBOR + 0.57%),
4,825,000	2.403	05/01/2037	4,696,124
Massachusetts State GO Bonds Consolidated Loan Series 2012 A (BHAC-CR) (FGIC) (AA+/Aa1)(d)
(3 Mo. LIBOR + 0.57%),
5,000,000	2.403	05/01/2037	4,866,450
Massachusetts State GO Bonds Consolidated Loan Series 2018 D (AA/Aa1)
7,500,000	4.000	05/01/2039	8,077,725
Massachusetts Transportation Trust Fund Metropolitan Highway System Subordinate RB Series 2019 A (AA/Aa2)(b)(e)
5,525,000	5.000	01/01/2023	6,169,326
Massachusetts Water Resources Authority RB Refunding Series 2012 B (AA+/Aa1)
7,220,000	5.000	08/01/2029	7,958,389

			87,761,711

Michigan – 2.3%
City of Detroit Financial Recovery Series 2014 B-1 (NR/NR)(e)
13,203,183	4.000	04/01/2034	11,680,856
City of Detroit Financial Recovery Series 2014 B-2 (NR/NR)(e)
331,114	4.000	04/01/2034	289,771
Detroit Downtown Development Authority RB Refunding for Catalyst Development Project Series 2018 A (AGM) (AA/NR)
1,075,000	5.000	07/01/2026	1,201,151
1,130,000	5.000	07/01/2027	1,258,888
1,000,000	5.000	07/01/2028	1,110,250
1,000,000	5.000	07/01/2029	1,106,710
3,435,000	5.000	07/01/2033	3,750,264
3,330,000	5.000	07/01/2036	3,615,481
Great Lakes Water Authority Water Supply System Revenue Refunding Senior Lien RB Series 2016C (AA-/A2)
8,000,000	5.250	07/01/2033	9,495,920
17,775,000	5.250	07/01/2034	21,037,779
Michigan Finance Authority Local Government Loan Program RB for Detroit Financial Recovery Income Tax Revenue and Refunding Local Project Bonds Series 2014 F (BB+/NR)
1,000,000	3.875	10/01/2023	1,048,400

Municipal Bonds – (continued)
Michigan – (continued)
Michigan Finance Authority Local Government Loan Program RB for Detroit Water and Sewerage Department Sewage Disposal System Local Project Senior Lien Series 2014 D-4 (AA-/A2)
1,000,000	5.000	07/01/2034	1,113,450
Michigan Finance Authority Local Government Loan Program RB Refunding for Detroit Water and Sewer Series 2014 D-1 (NATL-RE) (A+/A3)
650,000	5.000	07/01/2036	719,615
Michigan Finance Authority Local Government Loan Program RB Refunding for Detroit Water and Sewerage Department Sewage Disposal System Local Project Senior Lien Series 2014 C-1 (A+/A2)
1,000,000	5.000	07/01/2044	1,069,120
Michigan Finance Authority Local Government Loan Program RB Refunding for Detroit Water and Sewerage Department Sewage Disposal System Local Project Senior Lien Series 2014 C-3 (AGM) (AA/A2)
325,000	5.000	07/01/2032	364,812
250,000	5.000	07/01/2033	279,623
Michigan Finance Authority Local Government Loan Program RB Refunding for Detroit Water and Sewerage Department Sewage disposal System Second Lien Series 2015 C (A/A3)
1,945,000	5.000	07/01/2033	2,194,446
Michigan Finance Authority Local Government Loan Program RB Refunding for Detroit Water and Sewerage Department Water Supply System Local Project Senior Lien Series 2014 D-1 (AGM) (AA/A2)
400,000	5.000	07/01/2035	445,924
Michigan Finance Authority Local Government Loan Program RB Refunding for Detroit Water and Sewerage Department Water Supply System Series 2015 D-1 (AA-/A2)
1,000,000	5.000	07/01/2029	1,154,460
Michigan Strategic Fund Limited Obligation RB for I-75 Improvement Project Series 2018 (AMT) (AGM) (AA/A2)
15,000,000	4.250	12/31/2038	15,681,000
Michigan Strategic Fund RB Refunding for The Detroit Edison Company Pollution Control Bonds Project Series 1995 CC (A/Aa3)(b)(e)
1,115,000	1.450	09/01/2021	1,083,635
Michigan Tobacco Settlement Finance Authority RB for Capital Appreciation Series 2007 C (CCC/NR)(c)
9,500,000	0.000	06/01/2052	493,430
Van Buren Public Schools Michigan GO Unlimited Refunding Bonds Series 2019 (Q-SBLF) (AA/NR)
2,485,000	4.000	11/01/2026	2,839,560
2,585,000	4.000	11/01/2027	2,961,169
Warren Consolidated School District Unlimited Tax GO Refunding Bonds for School Building and Site Bonds Series 2016 (Q-SBLF) (AA/NR)
1,145,000	5.000	05/01/2025	1,338,288
1,215,000	5.000	05/01/2026	1,439,374
3,705,000	5.000	05/01/2027	4,363,897
Washtenaw County Ypsilanti Community Schools Unlimited Tax GO Refunding Bonds Series 2015 B (Q-SBLF) (AA/NR)
2,160,000	5.000	05/01/2022	2,356,322

The accompanying notes are an integral part of these financial statements.	39

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Schedule of Investments (continued)

March 31, 2019

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Michigan – (continued)
Wayne County Airport Authority RB for Detroit Metropolitan Wayne County Airport Series 2017 B (AMT) (A/A2)
$400,000	5.000%	12/01/2033	$463,564
1,065,000	5.000	12/01/2034	1,229,436
650,000	5.000	12/01/2035	747,370
800,000	5.000	12/01/2036	916,440
880,000	5.000	12/01/2037	1,004,846

			99,855,251

Minnesota – 0.2%
City of St Cloud RB Refunding for CentraCare Health System Obligated Group Series 2019 (AA-/A2)
3,300,000	5.000	05/01/2048	3,856,743
1,325,000	4.000	05/01/2049	1,393,701
Duluth Economic Development Authority Health Care Facilities RB Refunding for Essentia Health Obligated Group Series 2018 A (A-/NR)
1,535,000	4.250	02/15/2048	1,610,046
Minnesota Higher Education Facilities Authority RB Refunding for Bethel University Project Series 2017 (BBB-/NR)
500,000	5.000	05/01/2047	538,510
Minnesota State Trunk Highway GO Refunding Bonds Series 2017 E (AAA/Aa1)
1,680,000	3.000	10/01/2029	1,766,016

			9,165,016

Mississippi – 0.5%
County of Warren RB Refunding for International Paper Co. Series 2018 (BBB/Baa2)(b)(e)
2,700,000	2.900	09/01/2023	2,749,167
Jackson County PCRB Refunding for Chevron U.S.A., Inc. Project Series 1993 (AA/Aa2)(b)(e)
3,435,000	1.480	04/01/2019	3,435,000
Mississippi Business Finance Corp. Gulf Opportunity Zone Industrial Development RB for Chevron USA, Inc. Series 2007 B (AA/Aa2)(b)(e)
3,040,000	1.480	04/01/2019	3,040,000
Mississippi Business Finance Corp. RB for Mississippi Power Co. Project First Series 2010 (A-/NR)(b)(e)
4,120,000	2.750	12/09/2021	4,146,533
Mississippi Business Finance Corp. System Energy Resources Inc. RB Series 2019 (BBB+/Baa3)
5,400,000	2.500	04/01/2022	5,422,032
Mississippi Development Bank Special Obligation RB for Hinds Community College District Capital Improvement Project Series 2009 (ASSURED GTY) (AA/A1)(a)
1,095,000	5.375	10/01/2019	1,116,155
Mississippi State GO Bonds Series 2015 F (AA/Aa2)
1,000,000	4.000	11/01/2035	1,076,790

			20,985,677

Missouri – 0.2%
Branson IDA Tax Increment RB Refunding for Branson Shoppes Redevelopment Project Series 2017 A (NR/NR)
400,000	3.000	11/01/2019	400,864
400,000	3.000	11/01/2020	401,776
350,000	3.000	11/01/2021	350,858
350,000	4.000	11/01/2022	360,710

Municipal Bonds – (continued)
Missouri – (continued)
I-470 Western Gateway Transportation Development District RB Series 2019 A (NR/NR)(f)
1,000,000	4.500	12/01/2029	1,013,630
Missouri Health & Educational Facilities Authority RB for Kansas City Art Institute Series 2018 (A-/NR)
800,000	5.000	09/01/2038	913,592
Missouri Health & Educational Facilities Authority RB Refunding Series 1996 C (AA+/Aa1)(b)(e)
1,900,000	1.480	04/01/2019	1,900,000
Missouri Health & Educational Facilities Authority RB Series 2003 B (AA+/Aa1)(b)(e)
3,500,000	1.510	04/01/2019	3,500,000
St. Louis IDA Financing RB Refunding for Ballpark Village Development Project Series 2017 A (NR/NR)
1,405,000	4.375	11/15/2035	1,446,700

			10,288,130

Montana – 0.0%
City of Billings RB for Sewer System Series 2017 (AA+/Aa3)
575,000	5.000	07/01/2029	699,275

Nevada – 0.6%
City of Las Vegas Special Improvement District No. 813 for Summerlin Village 26 Local Improvement Bonds Series 2017 (NR/NR)
50,000	3.000	06/01/2019	50,046
100,000	3.000	06/01/2020	100,568
135,000	3.000	06/01/2021	135,871
245,000	3.000	06/01/2022	245,877
Clark County School District GO Building Bonds Series 2018 A (A+/A1)
5,000,000	5.000	06/15/2030	6,013,200
11,180,000	5.000	06/15/2031	13,342,771
Henderson Nevada Local Improvement District No. T-18 (Inspirada) Special Assessment Refunding Limited Obligation Series 2016 (NR/NR)
1,285,000	4.000	09/01/2025	1,331,311
State of Nevada GO Refunding Bonds for Capital Improvements & Cultural Affairs Series 2015 B (AA/Aa2)
5,000,000	5.000	11/01/2026	5,906,600

			27,126,244

New Hampshire – 1.3%
New Hampshire Business Finance Authority RB Refunding for United Illuminating Co. (The) Series 2003 A (A-/Baa1)(b)(e)
2,695,000	2.800	10/02/2023	2,760,084
New Hampshire Business Finance Authority RB Refunding for Waste Management, Inc. Series 2018 A (AMT) (A-/NR)(b)
(SIFMA Municipal Swap Index Yield + 0.75%),
7,400,000	2.250	10/01/2021	7,379,724
New Hampshire Health and Education Facilities Authority Act Dartmouth-Hitchcock Obligation Group RB Refunding Series 2017 A (A/NR)
3,690,000	5.000	08/01/2032	4,277,891
3,880,000	5.000	08/01/2033	4,482,875
4,075,000	5.000	08/01/2034	4,695,704
4,290,000	5.000	08/01/2035	4,927,580

40	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
New Hampshire – (continued)
New Hampshire Health and Education Facilities Authority Act Dartmouth-Hitchcock Obligation Group RB Refunding Series 2017 A (A/NR) – (continued)
$4,505,000	5.000%	08/01/2036	$5,152,188
4,735,000	5.000	08/01/2037	5,395,864
4,980,000	5.000	08/01/2038	5,654,541
5,235,000	5.000	08/01/2039	5,932,040
5,505,000	5.000	08/01/2040	6,218,613

			56,877,104

New Jersey – 5.0%
Atlantic City New Jersey Tax Appeal Refunding Bonds Series 2017 A (BAM) (ST AID WITHHLDG) (AA/Baa1)
300,000	5.000	03/01/2024	338,454
250,000	5.000	03/01/2026	292,350
Borough of Stone Harbor GO Bonds Series 2018 (AA/NR)
1,345,000	4.000	11/01/2026	1,514,067
Garden State Preservation Trust Capital Appreciation RB Series 2003 B (AGM) (AA/A2)(c)
2,560,000	0.000	11/01/2021	2,439,680
New Jersey Economic Development Authority RB for Provident Group – Kean Properties L.L.C. – Kean University Student Housing Project Series 2017 A (BBB-/NR)
500,000	5.000	07/01/2032	548,350
New Jersey Economic Development Authority RB for School Facilities Construction Series 2009 AA (BBB+/Baa1)
1,315,000	5.500	12/15/2029	1,324,560
New Jersey Economic Development Authority RB for School Facilities Construction Series 2009 BB (BBB+/Baa1)(a)
360,000	5.000	09/01/2019	365,008
New Jersey Economic Development Authority RB for School Facilities Construction Series 2016 AAA (BBB+/Baa1)
4,000,000	5.500	06/15/2033	4,550,680
New Jersey Economic Development Authority RB for School Facilities Construction Series 2018 EEE (BBB+/Baa1)
5,805,000	5.000	06/15/2028	6,678,827
10,295,000	5.000	06/15/2029	11,779,539
New Jersey Economic Development Authority RB Refunding for Port Newark Container Terminal LLC Project Series 2017 (AMT) (NR/Ba1)
4,325,000	5.000	10/01/2047	4,680,861
New Jersey Economic Development Authority RB Refunding for Provident Group – Montclair Properties L.L.C. – Montclair University Student Housing Project Series 2017 (AGM) (AA/A2)
1,300,000	5.000	06/01/2042	1,465,776
New Jersey Economic Development Authority RB Refunding for School Facilities Construction Bonds Series 2009 AA (NR/Baa1)(a)
2,685,000	5.500	06/15/2019	2,706,587
New Jersey Economic Development Authority RB Refunding for School Facilities Construction Series 2018 FFF (BBB+/Baa1)
9,340,000	5.000	06/15/2029	10,686,828
New Jersey Economic Development Authority RB Refunding for The Seeing Eye, Inc. – 2017 Project Series 2017 (A/NR)
785,000	3.000	06/01/2032	788,540
1,545,000	5.000	06/01/2032	1,836,171

Municipal Bonds – (continued)
New Jersey – (continued)
New Jersey Economic Development Authority State Lease RB for Juvenile Justice Commission Facilities Project Series 2018 C (BBB+/Baa1)
5,380,000	5.000	06/15/2037	5,875,390
New Jersey Educational Facilities Authority RB Refunding for Princeton University Series 2017 I (AAA/Aaa)
2,675,000	5.000	07/01/2033	3,279,791
New Jersey Educational Facilities Authority RB Refunding for The College of New Jersey Series 2016 F (A/A2)
1,250,000	3.000	07/01/2040	1,197,937
New Jersey State Turnpike Authority RB Refunding Series 2017 C-5 (A+/A2)(b)
(1 Mo. LIBOR + 0.46%),
5,000,000	2.203	01/01/2021	5,009,450
New Jersey Transportation Trust Fund Authority RB Capital Appreciation for Transportation System Bonds Series 2006 C (AMBAC) (BBB+/Baa1)(c)
24,175,000	0.000	12/15/2035	12,551,177
New Jersey Transportation Trust Fund Authority RB Capital Appreciation for Transportation System Bonds Series 2010 A (BBB+/Baa1)(c)
9,735,000	0.000	12/15/2026	7,662,029
3,085,000	0.000	12/15/2029	2,100,854
1,155,000	0.000	12/15/2031	716,274
5,000,000	0.000	12/15/2036	2,460,750
1,495,000	0.000	12/15/2037	696,012
New Jersey Transportation Trust Fund Authority RB for Transportation Program Bonds Series 2015 AA (BBB+/Baa1)
755,000	5.000	06/15/2046	803,056
New Jersey Transportation Trust Fund Authority RB for Transportation System Bonds Series 2006 C (NATL-RE) (BBB+/Baa1)(c)
18,200,000	0.000	12/15/2031	11,399,934
New Jersey Transportation Trust Fund Authority RB for Transportation System Bonds Series 2011 B (AMBAC) (BBB+/Baa1)
1,470,000	5.250	12/15/2022	1,625,893
New Jersey Transportation Trust Fund Authority RB for Transportation System Bonds Series 2013 A (BBB+/Baa1)
2,535,000	5.000	06/15/2020	2,626,412
New Jersey Transportation Trust Fund Authority RB for Transportation System Series 2008 A (BBB+/Baa1)(c)
25,925,000	0.000	12/15/2036	12,758,989
12,000,000	0.000	12/15/2037	5,586,720
New Jersey Transportation Trust Fund Authority RB for Transportation System Series 2009 A (BBB+/Baa1)(c)
15,000,000	0.000	12/15/2038	6,614,850
15,000,000	0.000	12/15/2039	6,259,500
New Jersey Transportation Trust Fund Authority RB for Transportation System Series 2011 A (ST APPROP) (BBB+/Baa1)
6,515,000	5.500	06/15/2041	6,811,432
New Jersey Transportation Trust Fund Authority RB for Transportation System Series 2011 B (BBB+/Baa1)
1,000,000	5.000	06/15/2042	1,034,440

The accompanying notes are an integral part of these financial statements.	41

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Schedule of Investments (continued)

March 31, 2019

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
New Jersey – (continued)
New Jersey Transportation Trust Fund Authority RB Refunding for Federal Highway Reimbursement Notes Series 2018 A (A+/Baa1)
$2,290,000	5.000%	06/15/2030	$2,597,478
1,825,000	5.000	06/15/2031	2,059,768
New Jersey Transportation Trust Fund Authority RB Refunding for Transportation System Bonds Series 2018 A (BBB+/Baa1)
2,770,000	4.000	12/15/2031	2,888,362
2,000,000	5.000	12/15/2032	2,251,020
3,320,000	5.000	12/15/2033	3,719,861
7,775,000	5.000	12/15/2034	8,681,487
2,770,000	5.000	12/15/2035	3,081,874
3,455,000	5.000	12/15/2036	3,828,486
2,410,000	4.250	12/15/2038	2,477,697
New Jersey Transportation Trust Fund Authority Transportation Program RB Series 2019 AA (BBB+/Baa1)
3,060,000	5.000	06/15/2034	3,422,396
10,000,000	5.000	06/15/2037	11,060,200
3,000,000	5.250	06/15/2043	3,344,370
10,000,000	4.500	06/15/2049	10,244,000
New Jersey Transportation Trust Fund Authority Transportation System RB Series 2006 A (AGM) (AA/A2)
3,195,000	5.500	12/15/2022	3,574,119
South Jersey Port Corp. RB Refunding for Marine Terminal Series 2012 R (AMT) (BBB-/Baa1)
1,670,000	4.000	01/01/2023	1,751,145
730,000	4.000	01/01/2024	762,675
Tobacco Settlement Financing Corp. RB Series 2018 B (BBB/NR)
2,000,000	5.000	06/01/2046	2,109,660
Tobacco Settlement Financing Corp. RB Series 2018 B (BBB+/NR)
2,575,000	3.200	06/01/2027	2,651,838
Township of Rockaway GO Bonds Series 2017 (ST AID WITHHLDG) (NR/Aa1)
1,535,000	2.000	07/15/2022	1,552,606

			221,126,210

New Mexico – 0.1%
Farmington City PCRB Refunding for Public Service Co. of New Mexico San Juan Project Series 2010 A (BBB+/Baa2)(b)(e)
1,200,000	5.200	06/01/2020	1,240,128
Farmington New Mexico PCRB Refunding for Public Service Co. of New Mexico San Juan Project Series 2010 D (BBB+/Baa2)
2,500,000	5.900	06/01/2040	2,605,625

			3,845,753

New York – 7.4%
Chautauqua County Industrial Development Agency Exempt Facility RB for Dunkirk NRG Power Project Series 2009 (BBB-/Baa3)
200,000	5.875	04/01/2042	205,422
City of New Rochelle Corp. for Local Development RB for Iona College Project Series 2015 A (BBB/Baa2)
325,000	5.000	07/01/2025	370,867
335,000	5.000	07/01/2026	381,220
425,000	5.000	07/01/2027	482,503

Municipal Bonds – (continued)
New York – (continued)
County of Suffolk GO Bonds Series 2018 (SP-1/NR)
16,000,000	5.000	07/24/2019	16,159,520
Freddie Mac Multifamily Certificates RB Pass Through Series 2017 (AAA/Aaa)(d)(f)
(1 Mo. LIBOR + 0.50%),
7,258,347	2.984	01/25/2033	7,226,403
Long Island Power Authority RB Refunding Series 2014 C (A-/A3)(b)
(1 Mo. LIBOR + 0.75%),
9,000,000	2.493	10/01/2023	9,018,090
Metropolitan Transportation Authority RB Refunding RMKT 11/01/16 Subseries 2012 G-3 (A/A1)(b)
(1 Mo. LIBOR + 0.70%),
5,000,000	2.368	02/01/2020	5,008,950
Metropolitan Transportation Authority RB Refunding Subseries 2012 G-4 (A/A1)(b)
(1 Mo. LIBOR + 0.55%),
7,600,000	2.218	11/01/2022	7,582,824
Metropolitan Transportation Authority RB Series 2011 B (A/A1)(b)
(1 Mo. LIBOR + 0.55%),
7,510,000	2.218	11/01/2022	7,493,027
New York City GO Bonds Fiscal 2006 Series H Subseries H2 (AA/Aa1)(b)(e)
3,010,000	1.500	04/01/2019	3,010,000
New York City GO Bonds Fiscal 2014 Series D Subseries D-3 (AA/Aa1)(b)(e)
3,500,000	1.500	04/01/2019	3,500,000
New York City GO Bonds Fiscal 2014 Series I Subseries I-2 (AA/Aa1)(b)(e)
3,550,000	1.500	04/01/2019	3,550,000
New York City GO Bonds Fiscal 2015 Series F Subseries F6 (AA/Aa1)(b)(e)
3,500,000	1.500	04/01/2019	3,500,000
New York City Housing Development Corp. Multi-Family RB for Sustainable Neighborhood Series 2018 L-1 (AA+/Aa2)(b)(e)
3,500,000	2.750	12/29/2023	3,561,880
New York City Municipal Water Finance Authority RB for Water & Sewer System General Resolution Fiscal 2009 Series FF-2 (AA+/Aa1)
9,210,000	5.500	06/15/2040	9,281,562
New York City Municipal Water Finance Authority RB for Water & Sewer System Second General Resolution Fiscal 2011 Subseries DD-2 (AA+/Aa1)(b)(e)
3,750,000	1.500	04/01/2019	3,750,000
New York City Municipal Water Finance Authority RB for Water & Sewer System Second General Resolution Fiscal 2014 Series AA Subseries AA1 (AA+/Aa1)(b)(e)
6,805,000	1.500	04/01/2019	6,805,000
New York City Transitional Finance Authority Future Tax Secured Subordinate Secured Tax Exempt RB Series 2019 A-4 (AAA/Aa1)(b)(e)
3,500,000	1.500	04/01/2019	3,500,000

42	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
New York – (continued)
New York City Transitional Finance Authority RB Future Tax Secured Var-Nyc Recovery-Series 1 Subseries 2002 C (AAA/Aa1)(b)(e)
$2,250,000	1.500%	04/01/2019	$2,250,000
New York City Transitional Finance Authority RB Future Tax Subordinate Fiscal 2002 Subseries C2 (AAA/Aaa)(b)(e)
1,660,000	1.510	04/01/2019	1,660,000
New York City Transitional Finance Authority RB Future Tax Subordinate Fiscal 2013 Subseries C-4 (AAA/Aa1)(b)(e)
2,825,000	1.500	04/01/2019	2,825,000
New York City Transitional Finance Authority RB Future Tax Subordinate Fiscal 2015 Subseries E-3 (AAA/Aa1)(b)(e)
1,600,000	1.500	04/01/2019	1,600,000
New York City Transitional Finance Authority RB Future Tax Subordinate Fiscal 2016 Subseries E-4 (AAA/Aa1)(b)(e)
1,850,000	1.500	04/01/2019	1,850,000
New York City Water & Sewer System RB Refunding Series 2012 AA (AA+/Aa1)
20,600,000	5.000	06/15/2033	22,008,216
New York City Water & Sewer System Second General Resolution RB Refunding Series 2019 EE (AA+/Aa1)
19,225,000	4.000	06/15/2040	20,934,487
New York Housing Development Corp. Multi-Family Mortgage RB for 8 Spruce Street Series 2014 Class E (BBB-/NR)
4,840,000	3.500	02/15/2048	4,936,171
New York Liberty Development Corporation RB for 3 World Trade Center Project Series 2014 (NR/NR)(f)
515,000	5.150	11/15/2034	561,020
2,825,000	5.000	11/15/2044	3,011,168
New York State Dormitory Authority Columbia University RB Series 2011 A (AAA/Aaa)
12,125,000	5.000	10/01/2041	12,877,599
New York State Dormitory Authority General Purpose Personal Income Tax RB Series 2016 A (AA+/Aa1)
1,400,000	5.000	02/15/2027	1,700,958
New York State Dormitory Authority General Purpose Personal Income Tax RB Series 2016 D (AA+/Aa1)
6,190,000	5.000	02/15/2027	7,520,664
New York State Dormitory Authority RB Refunding for Bidding Group 1 Series 2018 C (AA+/Aa1)
25,000,000	5.000	03/15/2024	29,043,250
5,275,000	5.000	03/15/2026	6,411,024
New York State Dormitory Authority State Personal Income Tax RB Federally Taxable Build America Bonds Series 2010 D (AA+/Aa1)
425,000	4.900	03/15/2023	459,038
New York State Energy Research & Development Authority RB Refunding for Central Hudson Gas & Electric Corp. Projects Series 1999 B (AMT) (AMBAC) (A-/A2)(e)
5,350,000	3.381	07/01/2034	5,350,000
New York State Urban Development Corp. General Purpose Personal Income Tax RB Series 2014 A (AA+/Aa1)
5,000,000	5.000	03/15/2031	5,692,450
New York State Urban Development Corp. State Personal Income Tax General Purpose RB Series 2019 B (AA+/Aa1)
40,790,000	3.900	03/15/2033	42,447,298

Municipal Bonds – (continued)
New York – (continued)
New York State Urban Development Corp. Taxable Refunding RB Series 2017 B (AA+/Aa1)
16,745,000	2.860	03/15/2024	16,826,715
New York State Urban Development Corp. Taxable Refunding RB Series 2017 D-1 (AA+/Aa1)
11,875,000	2.980	03/15/2025	12,024,981
New York Transportation Development Corp. RB for Delta Air Lines, Inc. Series 2018 (AMT) (BBB-/Baa3)
1,700,000	5.000	01/01/2033	1,975,825
1,200,000	5.000	01/01/2034	1,389,888
9,310,000	4.000	01/01/2036	9,646,836
2,450,000	5.000	01/01/2036	2,813,188
New York Transportation Development Corp. RB for Laguardia Gateway Partners LLC Series 2016 A (AMT) (AGM) (AA/A2)
1,500,000	4.000	07/01/2046	1,534,395
New York Transportation Development Corp. Special Facility RB for Laguardia Airport Terminal B Redevelopment Project Series 2016 A (AMT) (BBB/Baa3)
700,000	5.000	07/01/2041	760,431
1,875,000	5.250	01/01/2050	2,044,894
New York Transportation Development Corp. Special Facility RB Refunding for American Airlines, Inc. John F. Kennedy International Airport Project Series 2016 (AMT) (BB-/NR)
3,265,000	5.000	08/01/2021	3,447,154
2,250,000	5.000	08/01/2031	2,343,420
New York Transportation Development Corp. Special Facility RB Refunding for Laguardia Airport Terminal B Redevelopment Project Series 2016 A (AMT) (BBB/Baa3)
2,075,000	5.000	07/01/2046	2,246,001
Westchester County Local Development Corp. RB for Westchester Medical Center Obligated Group Project Series 2016 (BBB-/Baa2)
1,000,000	5.000	11/01/2023	1,124,720
1,000,000	5.000	11/01/2024	1,145,870

			326,849,929

North Carolina – 1.1%
Charlotte North Carolina Water and Sewer System RB Series 2009 B (AAA/Aaa)
2,000,000	5.000	07/01/2038	2,077,960
County of Mecklenburg GO Bonds for Public Improvement Series 2018 (AAA/Aaa)
5,250,000	5.000	03/01/2029	6,589,853
North Carolina Capital Facilities Finance Agency RB for Duke University Project Series 2014 A (AA+/Aa1)
38,115,000	5.000	10/01/2041	40,914,547
North Carolina Medical Care Commission Retirement Facilities RB Refunding First Mortgage for United Church Homes and Services Series 2015 A (NR/NR)
620,000	4.000	09/01/2025	636,312

			50,218,672

Ohio – 2.6%
Buckeye Ohio Tobacco Settlement Financing Authority RB Asset-Backed Bonds for Capital Appreciation 1st Subordinate Series 2007 B (BBB+/NR)(c)
73,450,000	0.000	06/01/2047	4,422,424

The accompanying notes are an integral part of these financial statements.	43

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Schedule of Investments (continued)

March 31, 2019

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Ohio – (continued)
Buckeye Ohio Tobacco Settlement Financing Authority RB Asset-Backed Bonds for Capital Appreciation 2nd Subordinate Series 2007 C (NR/NR)(c)
$132,000,000	0.000%	06/01/2052	$3,313,200
Buckeye Ohio Tobacco Settlement Financing Authority RB Senior Turbo Asset-Backed Bonds Series 2007 A-2 (B-/B3)
1,000,000	6.500	06/01/2047	1,002,310
2,400,000	5.875	06/01/2047	2,340,144
Buckeye Ohio Tobacco Settlement Financing Authority RB Senior Turbo Asset-Backed Bonds Series 2007 A-2 (B-/Caa3)
47,965,000	5.125	06/01/2024	45,746,619
5,150,000	5.875	06/01/2030	5,032,425
Buckeye Ohio Tobacco Settlement Financing Authority RB Senior Turbo Asset-Backed Bonds Series 2007 A-3 (B-/Caa1)
1,700,000	6.250	06/01/2037	1,705,168
Centerville Ohio Health Care RB Refunding and Improvement for Graceworks Lutheran Services Series 2017 (NR/NR)
275,000	5.000	11/01/2020	284,457
285,000	5.000	11/01/2021	298,757
400,000	5.000	11/01/2022	424,028
420,000	5.000	11/01/2023	449,190
City of Columbus Various Purpose Unlimited Tax Bonds Series 2017 A (AAA/Aaa)
11,470,000	4.000	04/01/2033	12,676,300
County of Miami Ohio Hospital Facilities Improvement RB Kettering Health Network Series 2019 (A+/A2)
5,000,000	5.000	08/01/2049	5,659,100
Cuyahoga County Ohio Hospital RB Refunding for Metrohealth System Series 2009 B (BBB-/Baa3)
10,000,000	8.223	02/15/2040	12,463,900
Cuyahoga County Ohio Hospital RB Refunding for Metrohealth System Series 2017 (BBB-/Baa3)
2,865,000	5.500	02/15/2057	3,192,527
Lakewood City School District GO Refundable Bonds Series 2014 C (AA/Aa2)
3,215,000	5.000	12/01/2027	3,755,345
Ohio Air Quality Development Authority Exempt Facilities RB for Pratt Paper LLC Project Series 2017 (AMT) (NR/NR)(f)
700,000	4.500	01/15/2048	729,365
Ohio State Water Development Authority RB for Waste Management, Inc. Project Series 2002 (A-/NR)
2,800,000	3.250	11/01/2022	2,868,992
Ohio Water Development Authority RB for Water Pollution Control Loan Fund Series 2014 (AAA/Aaa)
6,085,000	5.000	06/01/2021	6,534,621

			112,898,872

Oklahoma – 0.3%
Oklahoma Development Finance Authority Health System RB for OU Medicine Project Series 2018 B (AGM) (AA/A2)
3,670,000	4.000	08/15/2048	3,885,282
Oklahoma Development Finance Authority Health System RB for OU Medicine Project Series 2018 B (BB+/Baa3)
5,000,000	5.250	08/15/2048	5,677,500

Municipal Bonds – (continued)
Oklahoma – (continued)
Oklahoma Turnpike Authority RB Second Senior Series 2017 C (AA-/Aa3)
1,400,000	4.000	01/01/2042	1,490,006
Tulsa Municipal Airport Trust RB Refunding for American Airlines, Inc. Series 2015 (AMT) (BB-/NR)(b)(e)
1,500,000	5.000	06/01/2025	1,646,580

			12,699,368

Oregon – 1.0%
Forest Grove Oregon Student Housing RB Refunding for Oak Tree Foundation Project Series 2017 (BBB-/NR)
1,385,000	3.500	03/01/2029	1,378,075
1,540,000	3.750	03/01/2032	1,540,770
Oregon State Business Development Commission Intel Corporation Project RB Series 2019 (AMT) (A+/A1)(b)(e)
10,000,000	5.000	03/01/2022	10,871,000
Oregon State Department of Transportation Highway User Tax RB Refunding Series 2015 A (AAA/Aa1)
3,140,000	5.000	11/15/2025	3,700,615
Oregon State Facilities Authority RB Refunding For Reed College Project Series 2017 A (AA-/Aa2)
8,895,000	5.000	07/01/2047	10,311,529
Portland Oregon Community College District GO Bonds Series 2013 (AA+/Aa1)
2,000,000	5.000	06/15/2026	2,264,600
Portland Oregon Water System RB Refunding First Lien Series 2016 A (NR/Aaa)
7,090,000	4.000	04/01/2029	7,974,974
Washington County School District No. 1 GO Bonds Series 2017 (SCH BD GTY) (NR/Aa1)
4,155,000	5.000	06/15/2029	5,085,014

			43,126,577

Pennsylvania – 4.1%
Allegheny County Hospital Development Authority RB Refunding for Allegheny Health Network Obligated Group Series 2018 A (A/NR)
4,000,000	5.000	04/01/2030	4,740,960
16,000,000	4.000	04/01/2044	16,407,360
Allentown Neighborhood Improvement Zone Development Authority Tax RB for City Center Refunding Project Series 2017 (NR/Ba3)(f)
2,420,000	5.000	05/01/2027	2,701,301
1,600,000	5.000	05/01/2032	1,766,352
Allentown Neighborhood Improvement Zone Development Authority Tax RB for City Center Refunding Project Series 2018 (NR/Ba3)(f)
750,000	5.000	05/01/2023	803,317
750,000	5.000	05/01/2028	844,305
Bucks County Industrial Development Authority RB Refunding for Pennswood Village Obligated Group Series 2018 A (BBB+/NR)
100,000	5.000	10/01/2031	111,442
390,000	5.000	10/01/2032	433,578
410,000	5.000	10/01/2033	454,768

44	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Pennsylvania – (continued)
Coatesville School District GO Refunding Bonds Series 2017 (AGM) (ST AID WITHHLDG) (AA/A2)
$1,000,000	5.000%	08/01/2025	$1,149,570
Commonwealth Financing Authority Tobacco Master Settlement Payment RB Series 2018 (AGM) (AA/A1)
24,905,000	4.000	06/01/2039	26,139,541
Commonwealth of Pennsylvania COP Series 2018 A (A/A2)
1,250,000	4.000	07/01/2046	1,301,237
Commonwealth of Pennsylvania GO Bonds Series 2015 (A+/Aa3)
3,925,000	5.000	08/15/2025	4,660,035
Franklin County Industrial Development Authority RB Refunding for Menno-Haven, Inc. Obligated Group Series 2018 (NR/NR)
750,000	5.000	12/01/2038	795,855
Geisinger Authority Health System RB for Geisinger Health System Series 2007 (AA/Aa3)(d)
(3 Mo. LIBOR + 0.77%),
15,800,000	2.603	05/01/2037	14,766,680
General Authority of Southcentral Pennsylvania RB Refunding WellSpan Health Obligation Group Series 2019 A (AA-/Aa3)(h)
725,000	4.000	06/01/2044	766,716
1,300,000	5.000	06/01/2044	1,532,765
3,325,000	4.000	06/01/2049	3,492,181
2,350,000	5.000	06/01/2049	2,756,715
Lancaster County Hospital Authority RB for Brethren Village Project Series 2017 (BB+/NR)
855,000	3.000	07/01/2019	855,838
1,155,000	5.000	07/01/2020	1,185,596
900,000	5.000	07/01/2022	952,677
Pennsylvania Economic Development Financing Authority PCRB Refunding for PPL Electric Utilities Corp. Project RMKT 10/01/10 Series 2008 (A/A1)
2,500,000	4.000	10/01/2023	2,587,875
Pennsylvania Economic Development Financing Authority RB for Solid Waste Disposal Project Series 2009 (A-/NR)(b)(e)
6,460,000	2.800	12/01/2021	6,559,484
Pennsylvania Economic Development Financing Authority RB for The Pennsylvania Rapid Bridge Replacement Project Series 2015 (AMT) (BBB/NR)
750,000	5.000	06/30/2042	819,225
Pennsylvania Economic Development Financing Authority Solid Waste Disposal RB for Waste Management, Inc. Project Series 2011 (AMT) (A-/NR)(b)(e)
5,000,000	2.250	07/01/2019	5,001,200
Pennsylvania Higher Educational Facilities Authority Duquesne University of the Holy Spirit RB Series 2019 A (A/A2)
350,000	4.000	03/01/2037	372,806
675,000	5.000	03/01/2038	793,287
500,000	5.000	03/01/2039	586,270
Pennsylvania Higher Educational Facilities Authority RB for Foundation for Indiana University of Pennsylvania Series 2007 A (XLCA) (BBB/WR)(d)
(3 Mo. LIBOR + 0.60%),
1,550,000	2.474	07/01/2027	1,507,437
Pennsylvania State Commonwealth GO Refunding Bonds First Series 2016 (AGM) (AA/Aa3)
4,000,000	5.000	09/15/2025	4,784,200

Municipal Bonds – (continued)
Pennsylvania – (continued)
Pennsylvania State GO Bonds Consolidated Loan of 2018 Series 2018 A (A+/Aa3)
6,675,000	5.000	08/15/2023	7,608,031
Pennsylvania Turnpike Commission RB Refunding Series 2018 B (A+/A1)(d)
(SIFMA Municipal Swap Index Yield + 0.70%),
6,050,000	2.200	12/01/2023	6,038,687
Pennsylvania Turnpike Commission RB Series 2013 C (A+/A1)(a)
1,720,000	5.500	12/01/2023	2,017,732
Pennsylvania Turnpike Commission RB Series 2018 A (AA/Aa3)
30,675,000	5.250	12/01/2044	36,755,399
Pennsylvania Turnpike Commission RB Subordinate Series 2017 A (A-/A3)
3,500,000	5.500	12/01/2042	4,101,930
Pennsylvania Turnpike Commission RB Subordinate Series 2017 B-1 (A-/A3)
5,000,000	5.250	06/01/2047	5,673,300
Philadelphia Hospitals and Higher Education Facilities Authority RB Refunding for Temple University Health System Obligation Group Series 2017 (BBB-/Ba1)
4,500,000	5.000	07/01/2028	5,135,490
Pittsburgh Water & Sewer Authority First Lien RB Refunding Series 2017 C (AGM) (AA/A2)(b)
(1 Mo. LIBOR + 0.64%),
2,500,000	2.390	12/01/2020	2,501,075
Scranton Redevelopment Authority RB Refunding for Guaranteed Lease Series 2016 A (MUN GOVT GTD) (BB+/NR)
265,000	5.000	11/15/2021	272,181
450,000	5.000	11/15/2028	457,898
Susquehanna Area Regional Airport Authority RB Refunding for Airport System Series 2017 (AMT) (NR/Baa3)
1,100,000	5.000	01/01/2035	1,226,940

			183,419,236

Puerto Rico – 3.0%
Commonwealth of Puerto Rico GO Bonds Public Improvement Series 1999 (NR/WR)(i)
125,000	5.250	07/01/2018	80,312
Commonwealth of Puerto Rico GO Bonds Public Improvement Series 2006 B (NR/WR)(i)
390,000	5.250	07/01/2016	250,575
500,000	5.250	07/01/2017	321,250
Commonwealth of Puerto Rico Public Improvement Refunding GO Bonds Series 2009 B (D/Ca)(i)
2,000,000	6.000	07/01/2039	1,295,000
Puerto Rico Commonwealth Aqueduct & Sewer Authority RB Senior Lien Series 2008 A (C/Ca)
2,890,000	6.125	07/01/2024	2,962,250
Puerto Rico Commonwealth Aqueduct & Sewer Authority RB Senior Lien Series 2012 A (C/Ca)
1,060,000	5.750	07/01/2037	1,057,350
Puerto Rico Commonwealth GO Bonds Series 2014 A (D/Ca)(i)
11,650,000	8.000	07/01/2035	6,043,438
Puerto Rico Commonwealth GO Refunding Bonds for Public Improvement Series 2001 A (AMBAC) (D/Ca)
880,000	5.500	07/01/2019	885,157

The accompanying notes are an integral part of these financial statements.	45

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Schedule of Investments (continued)

March 31, 2019

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Puerto Rico – (continued)
Puerto Rico Commonwealth GO Refunding Bonds for Public Improvement Series 2012 A (D/Ca)(i)
$3,955,000	5.000%	07/01/2041	$2,066,487
Puerto Rico Commonwealth GO Refunding Bonds Subseries 2003 C-7 (NATL-RE) (NR/Baa2)
2,000,000	6.000	07/01/2027	2,043,020
Puerto Rico Commonwealth Highway & Transportation Authority RB Refunding Series 2005 L (AGC-ICC) (AA/A3)
215,000	5.250	07/01/2041	235,421
Puerto Rico Commonwealth Highway & Transportation Authority RB Refunding Series 2005 L (AMBAC) (NR/C)
5,430,000	5.250	07/01/2038	5,863,911
Puerto Rico Commonwealth Highway & Transportation Authority RB Refunding Series 2007 CC (AGM) (AA/A2)
2,050,000	5.250	07/01/2033	2,297,251
Puerto Rico Electric Power Authority RB Refunding Series 2007 UU (AGM) (AA/A2)(d)
(3 Mo. LIBOR + 0.52%),
21,755,000	2.394	07/01/2029	20,449,700
Puerto Rico Electric Power Authority RB Refunding Series 2007 VV (NATL-RE) (D/Baa2)
350,000	5.250	07/01/2029	377,289
215,000	5.250	07/01/2030	231,452
Puerto Rico Electric Power Authority RB Refunding Series 2010 ZZ (D/Ca)(i)
1,000,000	5.250	07/01/2019	707,500
Puerto Rico Electric Power Authority RB Series 2007 VV (NATL-RE) (D/Baa2)
2,695,000	5.250	07/01/2034	2,879,122
Puerto Rico Electric Power Authority RB Series 2013 A (D/Ca)(i)
8,205,000	6.750	07/01/2036	5,979,394
Puerto Rico Electric Power Authority RB Series 2016 E-1 (NR/NR)(i)
590,915	10.000	01/01/2021	434,323
Puerto Rico Electric Power Authority RB Series 2016 E-2 (NR/NR)(i)
590,915	10.000	07/01/2021	434,323
Puerto Rico Electric Power Authority RB Series 2016 E-3 (NR/NR)(i)
196,972	10.000	01/01/2022	144,774
Puerto Rico Electric Power Authority RB Series 2016 E-4 (NR/NR)(i)
196,972	10.000	07/01/2022	144,774
Puerto Rico Highway & Transportation Authority RB Series 2007 N (AMBAC) (NR/C)
55,000	5.500	07/01/2026	60,756
Puerto Rico Highway & Transportation Authority RB Refunding Series 2005 L (NATL-RE) (NR/Baa2)
3,765,000	5.250	07/01/2035	4,002,835
Puerto Rico Highway & Transportation Authority RB Refunding Series 2007 N (AGC) (AA/A3)
165,000	5.250	07/01/2034	184,655
165,000	5.250	07/01/2036	183,424
Puerto Rico Highway & Transportation Authority RB Refunding Series 2007 N (AGC) (AGM-CR) (AA/A2)
120,000	5.250	07/01/2034	134,294
Puerto Rico Highway & Transportation Authority RB Refunding Series 2007 N (AGC) (FGIC) (AA/A3)
180,000	5.250	07/01/2039	197,681

Municipal Bonds – (continued)
Puerto Rico – (continued)
Puerto Rico Highway & Transportation Authority RB Refunding Series 2007 N (AMBAC) (NR/C)
1,295,000	5.250	07/01/2030	1,418,660
1,270,000	5.250	07/01/2031	1,390,205
Puerto Rico Highway & Transportation Authority RB Refunding Series 2007 N (NATL-RE) (NR/Baa2)
255,000	5.250	07/01/2032	273,378
930,000	5.250	07/01/2033	995,602
Puerto Rico Highway & Transportation Authority RB Series 1998 A (NATL-RE-IBC) (NR/Baa2)
5,265,000	4.750	07/01/2038	5,238,728
Puerto Rico Public Buildings Authority RB Refunding for Government Facilities Series 2007 M-2 (AMBAC) (NR/Ca)(e)
3,240,000	10.000	07/01/2035	3,411,850
Puerto Rico Public Buildings Authority RB Series 2003 H (AMBAC) (COMWLTH GTD) (NR/Ca)
120,000	5.500	07/01/2019	120,703
Puerto Rico Sales Tax Financing Corporation Sales Tax Capital Appreciation Restructured RB Series 2018 A-1 (NR/NR)(c)
515,000	0.000	07/01/2024	432,409
9,965,000	0.000	07/01/2027	7,430,303
1,714,000	0.000	07/01/2029	1,136,502
1,099,000	0.000	07/01/2031	650,146
1,236,000	0.000	07/01/2033	655,921
11,769,000	0.000	07/01/2046	2,531,512
9,587,000	0.000	07/01/2051	1,516,855
Puerto Rico Sales Tax Financing Corporation Sales Tax Restructured RB Series 2018 A-1 (NR/NR)
1,114,000	4.500	07/01/2034	1,126,288
460,000	4.550	07/01/2040	452,649
8,614,000	4.750	07/01/2053	8,167,536
20,800,000	5.000	07/01/2058	20,551,440
Puerto Rico Sales Tax Financing Corporation Sales Tax Restructured RB Series 2018 A-2 (NR/NR)
14,568,000	4.550	07/01/2040	12,856,406
139,000	4.750	07/01/2053	119,195
1,869,000	5.000	07/01/2058	1,635,394

			134,059,400

Rhode Island – 0.0%
Rhode Island Health and Educational Building Corp. RB for Woonsocket Public School Financing Program Series 2017 A (AGM) (MUN GOVT GTD) (AA/Aa3)
500,000	5.000	05/15/2024	568,945

South Carolina – 0.4%
Clemson University Athletic Facilities RB Series 2015 (NR/Aa3)
1,385,000	4.000	05/01/2025	1,547,530
1,570,000	4.000	05/01/2026	1,742,088
Lexington County School District No. 1/SC GO Refunding Bonds Series 2019 A (SCSDE) (AA/Aa1)
2,495,000	5.000	02/01/2031	3,082,647
Lexington County School District No. 2 GO Bonds Series 2017 C (SCSDE) (AA/Aa1)
4,520,000	5.000	03/01/2031	5,448,498
1,590,000	4.000	03/01/2032	1,752,069

46	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
South Carolina – (continued)
South Carolina Transportation Infrastructure Bank RB Refunding Series 2012 A (A/A1)
$5,665,000	5.000%	10/01/2024	$6,119,843

			19,692,675

South Dakota – 0.1%
Rapid City Area School District No. 51-4 Limited Tax Capital Outlay GO Refunding Bonds Series 2017 B (ST AID WITHHLDG) (AA+/NR)
630,000	5.000	01/01/2024	722,112
1,075,000	5.000	01/01/2025	1,256,471
730,000	5.000	01/01/2026	870,372

			2,848,955

Tennessee – 0.5%
Greeneville Health & Educational Facilities Board RB for Ballad Health Obligated Group Series 2018 A (A-/Baa1)
1,800,000	4.000	07/01/2040	1,848,510
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board RB for Charter Village Apartments Series 2007 (AMT) (FNMA) (NR/NR)(b)(e)
955,000	4.850	06/01/2025	959,718
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board RB for Vanderbilt University Medical Center Series 2016 A (NR/A3)
400,000	5.000	07/01/2040	448,052
700,000	5.000	07/01/2046	782,005
Metropolitan Government Nashville & Davidson County Industrial Development Board RB for Waste Management, Inc. Series 2001 (A-/NR)(b)(e)
3,000,000	2.850	08/02/2021	3,044,970
Nashville Metropolitan Development & Housing Agency RB for Fifth+ Broadway Development Project Series 2018 (NR/NR)(f)
650,000	4.500	06/01/2028	690,476
Tennergy Corporation Tenn Gas Supply RB Series 2019 A (AA/Aa2)(b)(e)
11,325,000	5.000	10/01/2024	12,896,117

			20,669,848

Texas – 8.2%
Central Texas Regional Mobility Authority RB Refunding Senior Lien Series 2016 (A-/Baa1)
250,000	5.000	01/01/2040	280,197
435,000	5.000	01/01/2046	483,285
City of Anna Special Assessment Bond for Hurricane Creek Public Improvement District Project Series 2019 (NR/NR)(f)
250,000	5.750	09/01/2029	252,210
City of Austin Special Assessment RB for Estancia Hill Country Public Improvement District Series 2018 (NR/NR)(f)
1,450,000	4.000	11/01/2023	1,474,694
1,975,000	4.500	11/01/2024	1,996,666
2,815,000	4.000	11/01/2028	2,848,836
City of Celina Texas Municipal Corp. Special Assessment RB for Glen Crossing Public Improvement District Phase#1 Project Series 2016 (NR/NR)
250,000	4.200	09/01/2027	246,162
575,000	4.800	09/01/2037	572,194
650,000	5.250	09/01/2046	647,160

Municipal Bonds – (continued)
Texas – (continued)
City of Celina Texas Municipal Corp. Special Assessment RB for Glen Crossing Public Improvement District Phase#1B Project Series 2018 (NR/NR)(f)
155,000	4.375	09/01/2023	156,294
300,000	5.375	09/01/2038	309,147
City of Celina Texas Municipal Corp. Special Assessment RB for Glen Crossing Public Improvement District Phase#2 Project Series 2018 (NR/NR)
245,000	4.625	09/01/2023	247,158
370,000	5.000	09/01/2028	377,896
City of Fort Worth Water & Sewer System RB Refunding & Improvement Series 2015 A (AA+/Aa1)
8,245,000	5.000	02/15/2024	9,511,514
City of Hackberry Special Assessment RB for Riverdale Lake Public Improvement District No. 2 Phases 4-6 Project Series 2017 (NR/NR)
425,000	4.125	09/01/2027	427,711
City of Hackberry Special Assessment RB Refunding for Hackberry Public Improvement District No. 3 Phases #13-16 Project Series 2017 (NR/NR)
175,000	3.250	09/01/2022	174,492
570,000	4.500	09/01/2027	587,414
City of Hackberry Special Assessment RB Refunding for Hidden Cove Public Improvement District No. 2 Project Series 2017 (BBB-/NR)
425,000	4.000	09/01/2024	457,806
440,000	4.000	09/01/2025	475,103
460,000	4.000	09/01/2026	497,876
480,000	4.000	09/01/2027	520,450
City of Houston RB Refunding for Airport System Subordinated Lien Series 2012 B (A+/NR)
23,090,000	5.000	07/01/2028	25,311,027
City of Lewisville Texas Combination Contract & Special Assessment RB Refunding for Lewisville Castle Hills Public Improvement District No. 3 Project Series 2015 (AGM) (AA/NR)
1,415,000	4.000	09/01/2025	1,512,975
City of Oak Point Special Assessment RB for Wildridge Public Improvement District No. 1 Series 2018 (NR/NR)(f)
250,000	4.000	09/01/2028	251,400
City of San Antonio RB Refunding for Electric & Gas Systems Junior Lien Series 2018 (AA-/Aa2)(b)(e)
2,800,000	2.750	12/01/2022	2,874,060
Clifton Higher Education Finance Corp. RB Refunding for IDEA Public Schools Series 2017 (PSF-GTD) (AAA/NR)
4,370,000	4.000	08/15/2036	4,712,215
3,875,000	4.000	08/15/2037	4,157,991
Comal Independent School District GO Refunding Bonds Series 2017 (PSF-GTD) (NR/Aaa)
1,970,000	5.000	02/01/2025	2,322,058
2,095,000	5.000	02/01/2026	2,521,249
County of Cameron State Highway 550 Project GO Bond Series 2012 (AGM) (AA/Aa3)
8,870,000	5.000	02/15/2030	9,607,984

The accompanying notes are an integral part of these financial statements.	47

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Schedule of Investments (continued)

March 31, 2019

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Texas – (continued)
County of Fort Bend GO Refunding Bonds Series 2015 B (AA+/Aa1)
$3,740,000	5.000%	03/01/2023	$4,212,586
Dallas-Fort Worth International Airport Joint Improvement RB Series 2012 D (AMT) (A+/A1)
18,430,000	5.000	11/01/2042	19,638,824
Dallas-Fort Worth International Airport Joint RB Refunding Series 2014 A (AMT) (A+/NR)
2,500,000	5.250	11/01/2030	2,831,925
Fort Worth Special Assessment RB for Fort Worth Public Improvement District No. 17 Major Improvement Project Series 2017 (NR/NR)(f)
395,000	5.000	09/01/2027	410,658
225,000	5.000	09/01/2032	228,854
330,000	5.125	09/01/2037	333,241
Grand Parkway Transportation Corp. System RB Subordinate Tier Series 2018 A (AA+/NR)
18,225,000	5.000	10/01/2037	21,727,845
Grand Parkway Transportation Corp. System Toll Convertible RB Series 2013 B (AA+/NR)(g)
2,925,000	0.000	10/01/2046	2,906,485
4,075,000	0.000	10/01/2047	4,041,503
Harris County Cultural Education Facilities Finance Corp. RB Refunding for Memorial Hermann Health System Series 2013 B (A+/A1)(d)
(SIFMA Municipal Swap Index Yield + 0.95%),
6,770,000	2.450	06/01/2023	6,852,932
Harris County Toll Road RB Refunding Senior Lien Series 2007 B (AMBAC) (AA-/Aa2)(d)
(3 Mo. LIBOR + 0.67%),
14,920,000	2.468	08/15/2035	13,485,144
Hickory Creek Texas Special Assessment RB for Public Improvement District No. 1 Series 2017 (BBB-/NR)
95,000	3.000	09/01/2024	98,377
100,000	3.500	09/01/2025	105,712
100,000	3.500	09/01/2026	105,453
105,000	3.500	09/01/2027	110,108
Houston Airport System RB for United Airlines, Inc. Airport Improvement Projects Series 2018 C (AMT) (BB/NR)
2,495,000	5.000	07/15/2028	2,906,999
Houston Airport System RB Refunding for United Airlines, Inc. Series 2015 B-2 (AMT) (BB/NR)
2,500,000	5.000	07/15/2020	2,576,500
Houston Airport System RB Refunding Subordinate Lien Series 2018 B (A/A1)
350,000	5.000	07/01/2031	426,923
325,000	5.000	07/01/2032	394,267
Houston Airport System RB Refunding Subordinate Lien Series 2018 D (A/A1)
2,000,000	5.000	07/01/2029	2,477,840
2,150,000	5.000	07/01/2030	2,642,565
2,000,000	5.000	07/01/2031	2,439,560
Houston Independent School District Limited Tax GO Refunding Bonds Series 2017 (PSF-GTD) (AAA/Aaa)
3,425,000	4.000	02/15/2042	3,615,601

Municipal Bonds – (continued)
Texas – (continued)
Joint Guadalupe County RB Refunding and Improvement Bonds for City of Seguin Hospital Mortgage Series 2015 (BB/NR)
1,545,000	5.000	12/01/2019	1,563,772
Justin Special Assessment RB for Timberbrook Public Improvement District No. 1 Major Improvement Area Project Series 2018 (NR/NR)(f)
1,315,000	5.000	09/01/2038	1,325,757
Leander Independent School District School Building Capital Appreciation GO Bonds Series 2014 C (PSF-GTD) (AAA/NR)(a)(c)
18,500,000	0.000	08/15/2024	5,810,670
Leander Independent School District Unlimited Tax GO Refunding Bonds Series 2016 (PSF-GTD) (AAA/NR)(c)
2,500,000	0.000	08/16/2020	2,449,450
Lower Colorado River Authority LCRA Transmission Serives Corportation Project RB Refunding Series 2019 (A/NR)
2,000,000	5.000	05/15/2030	2,480,660
1,495,000	5.000	05/15/2031	1,839,986
Matagorda County Texas Navigation District No. 1 PCRB Refunding for Central Power & Light Co. Project RMKT 07/01/09 Series 2001 A (A-/Baa1)
1,300,000	6.300	11/01/2029	1,339,494
Mission Economic Development Corp. RB for Waste Management, Inc. Series 2008 (A-/NR)
2,500,000	2.500	08/01/2020	2,504,000
Mission Economic Development Corp. Senior Lien RB for Natgasoline Project Series 2018 (AMT) (BB-/NR)(f)
5,000,000	4.625	10/01/2031	5,194,150
Montgomery County Toll Road Authority Senior Lien RB Series 2018 (BBB-/NR)
1,370,000	5.000	09/15/2032	1,525,920
710,000	5.000	09/15/2033	790,052
750,000	5.000	09/15/2034	832,440
790,000	5.000	09/15/2035	874,167
New Hope Cultural Education Facilities Finance Corp. Student Housing RB for Collegiate Housing Island Campus Project Series 2017 A (BB+/Ba1)
765,000	5.000	04/01/2027	815,842
New Hope Cultural Education Facilities Finance Corp. Student Housing RB for Station I, LLC – Texas A&M University Collegiate Housing Corpus Christi Project Series 2014 A (BBB-/NR)
1,000,000	5.000	04/01/2039	1,017,230
New Hope Cultural Education Facilities Finance Corp. Student Housing RB for Station II, LLC – Texas A&M University Collegiate Housing Corpus Christi Project Series 2016 A (BB/B1)
645,000	4.000	04/01/2022	646,986
320,000	4.000	04/01/2023	320,586
275,000	4.000	04/01/2024	274,260
365,000	4.000	04/01/2025	361,927
375,000	4.000	04/01/2026	369,821
New Hope Cultural Education Facilities Finance Corp. Student Housing RB for Tarleton State University Collegiate Housing Project Series 2015 A (BBB-/Baa3)
250,000	5.000	04/01/2030	272,385

48	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Texas – (continued)
North Texas Tollway Authority RB Convertible Capital Appreciation Special Project System Series 2011 (AA/NR)(a)(g)
$1,000,000	0.000%	09/01/2031	$1,170,360
North Texas Tollway Authority RB First Tier Series 2009 A (A+/A1)
205,000	6.250	01/01/2039	205,664
North Texas Tollway Authority RB First Tier Series 2009 A (A+/NR)
470,000	6.250	01/01/2024	471,570
North Texas Tollway Authority RB Refunding for First Tier Series 2017 A (A+/A1)
2,750,000	5.000	01/01/2038	3,237,052
North Texas Tollway Authority RB Refunding for Second Tier Series 2017 B (A/A2)
2,000,000	5.000	01/01/2032	2,353,300
North Texas Tollway Authority RB Special Project System Series 2011 A (AA/NR)(a)
1,000,000	5.500	09/01/2021	1,092,220
1,000,000	6.000	09/01/2021	1,104,010
North Texas Tollway Authority System RB Refunding First Tier Series 2016 A (A+/A1)
550,000	5.000	01/01/2022	599,924
North Texas Tollway Authority System RB Refunding for Capital Appreciation First Tier Series 2008 I (A+/A1)
6,000,000	6.500	01/01/2043	7,358,040
Round Rock Independent School District Unrefunded GO Bonds for School Building Series 2009 (AA/Aaa)(a)
1,685,000	5.250	08/01/2019	1,706,046
State of Texas College Student Loan GO Unlimited Bonds Series 2019 (AMT) (AAA/Aaa)
5,905,000	5.000	08/01/2026	7,090,075
4,590,000	5.000	08/01/2027	5,605,905
5,010,000	5.000	08/01/2028	6,207,841
6,835,000	5.000	08/01/2029	8,459,474
State of Texas RB Series 2018 (SP-1+/MIG1)
35,000,000	4.000	08/29/2019	35,345,450
Tarrant County Cultural Education Facilities Finance Corp. RB Refunding for Air Force Village Obligated Group Series 2016 (BB+/NR)
2,375,000	4.000	05/15/2019	2,379,156
2,475,000	5.000	05/15/2020	2,534,796
2,100,000	5.000	05/15/2021	2,188,641
2,730,000	5.000	05/15/2022	2,887,166
Tarrant County Cultural Education Facilities Finance Corporation Christus Health Obligation Group RB Series 2018 B (A+/A1)
13,655,000	5.000	07/01/2036	15,934,293
Texas Municipal Gas Acquisition & Supply Corp. I RB Senior Lien Series 2006 B (A-/A2)(d)
(3 Mo. LIBOR + 0.70%),
6,260,000	2.449	12/15/2026	6,223,442
Texas Municipal Gas Acquisition & Supply Corp. I RB Senior Lien Series 2008 D (A-/A2)
4,600,000	6.250	12/15/2026	5,342,440
Texas Municipal Gas Acquisition & Supply Corp. II RB Series 2007 B (A-/A2)(d)
(SIFMA Municipal Swap Index Yield + 0.55%),
3,290,000	2.050	09/15/2027	3,235,156

Municipal Bonds – (continued)
Texas – (continued)
Texas Private Activity Bond Surface Transportation Corp. RB Senior Lien for Mobility Partners LLC Series 2009 (BBB-/Baa2)
17,410,000	6.875	12/31/2039	18,031,711
Texas Transportation Commission Central Turnpike System RB Refunding Second Tier Series 2015 C (BBB+/Baa1)
1,380,000	5.000	08/15/2042	1,504,007
Town of Little Special Assessment RB for Hillstone Pointe Public Improvement District No. 2 Phases 2-3 Project Series 2018 (NR/NR)(f)
170,000	4.750	09/01/2023	171,584
360,000	5.250	09/01/2028	367,895
Town of Little Special Assessment RB for Lakeside Estates Public Improvement District No. 2 Project Series 2017 (NR/NR)(f)
425,000	4.500	09/01/2027	421,171
University Houston Consolidated RB Refunding Series 2017 C (AA/Aa2)
8,500,000	3.250	02/15/2041	8,317,760
University of Texas System Revenue Financing System RB Refunding Series 2017 C (AAA/Aaa)
5,865,000	5.000	08/15/2026	7,163,394
Viridian Municipal Management District Tarrant County Special Assessment RB Series 2018 (NR/NR)
412,000	4.000	12/01/2023	418,052
520,000	4.250	12/01/2029	526,563
1,159,000	4.625	12/01/2035	1,176,176
1,604,000	5.000	12/01/2045	1,631,910

			365,456,925

Utah – 1.2%
Jordan School District GO School Building Bonds Series 2019 B (SCH BD GTY) (AAA/Aaa)
1,600,000	5.000	06/15/2022	1,774,016
2,175,000	5.000	06/15/2023	2,477,934
2,355,000	5.000	06/15/2024	2,752,359
2,400,000	5.000	06/15/2025	2,872,152
2,750,000	5.000	06/15/2027	3,424,438
Salt Lake City Corporation Airport RB Series 2018 A (AMT) (A+/A2)
18,640,000	5.250	07/01/2048	21,813,646
Salt Lake City RB for International Airport Series 2017 A (AMT) (A+/A2)
2,650,000	5.000	07/01/2047	3,007,326
Salt Lake City RB for International Airport Series 2018 A (AMT) (A+/A2)
5,000,000	5.000	07/01/2029	6,068,300
5,500,000	5.000	07/01/2030	6,622,440
Utah Transit Authority Sales Tax RB Refunding Subordinate Series 2015 A (AAA/Aa2)
3,065,000	4.000	06/15/2034	3,300,852

			54,113,463

The accompanying notes are an integral part of these financial statements.	49

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Schedule of Investments (continued)

March 31, 2019

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Vermont – 0.0%
Vermont Economic Development Authority RB Refunding for Wake Robin Corp. Series 2017 A (NR/NR)
$745,000	5.000%	05/01/2025	$806,135
585,000	5.000	05/01/2026	636,152

			1,442,287

Virgin Islands – 0.2%
Virgin Islands Public Finance Authority RB Matching Fund Loan Note Senior Lien Series 2010 A (NR/Caa2)
685,000	5.000	10/01/2020	671,300
1,410,000	5.000	10/01/2029	1,364,175
Virgin Islands Public Finance Authority RB Matching Fund Loan Note Series 2012 A (NR/Caa2)
700,000	5.000	10/01/2032	675,500
Virgin Islands Public Finance Authority RB Refunding for Virgin Islands Gross Receipts Taxes Loan Note Series 2014 C (B/NR)
1,450,000	5.000	10/01/2039	1,308,625
Virgin Islands Public Finance Authority RB Series 2014 A (AGM) (AA/A2)(f)
5,000,000	5.000	10/01/2034	5,385,450

			9,405,050

Virginia – 2.0%
Amelia County IDA Solid Waste Disposal RB Refunding for Waste Management, Inc. Project Series 2002 (AMT) (A-/NR)(b)(e)
2,500,000	2.125	04/01/2020	2,501,050
Fairfax County Economic Development Authority Residential Care Facilities Mortgage RB Refunding for Goodwin House Incorporated Series 2016 A (BBB+/NR)
1,250,000	4.000	10/01/2042	1,259,725
Tobacco Settlement Financing Corp. RB for Capital Appreciation Subseries 2007 C (CCC+/NR)(c)
122,865,000	0.000	06/01/2047	12,747,244
Tobacco Settlement Financing Corp. RB for Capital Appreciation Subseries 2007 D (CCC/NR)(c)
13,500,000	0.000	06/01/2047	1,277,235
University of Virginia RB Series 2013 (AAA/Aaa)
50,850,000	5.000	06/01/2037	56,350,444
Virginia Port Authority Port Facilities RB Refunding Series 2015 A (AMT) (A/WR)(a)
2,750,000	5.000	07/01/2025	3,255,203
Virginia Small Business Financing Authority Private Activity Tax Exempt Senior Lien RB for Transform 66 P3 Project Series 2017 (AMT) (BBB/Baa3)
2,580,000	5.000	12/31/2047	2,831,679
1,885,000	5.000	12/31/2056	2,053,462
Virginia Small Business Financing Authority Private Activity Tax Exempt Senior Lien RB for Transform 66 P3 Project Series 2017 (AMT) (NR/Baa3)
1,000,000	5.000	12/31/2052	1,092,340
Virginia Small Business Financing Authority Senior Lien RB for 95 Express Lanes LLC Project Series 2017 (AMT) (BBB/NR)
950,000	5.000	07/01/2034	1,007,855
3,325,000	5.000	01/01/2040	3,509,770

Municipal Bonds – (continued)
Virginia – (continued)
Virginia Small Business Financing Authority Senior Lien RB for Elizabeth River Crossings Opco, LLC Project Series 2012 (AMT) (BBB/NR)
750,000	5.500	01/01/2042	805,403
Virginia Small Business Financing Authority Solid Waste Disposal Facilities RB for Covanta Holding Corp. Project Series 2018 (AMT) (B/NR)(b) (e) (f)
300,000	5.000	07/01/2038	310,290

			89,001,700

Washington – 2.0%
City of Seattle Limited Tax GO Improvement & Refunding Bonds Series 2015 A (AAA/Aaa)
5,000,000	5.000	06/01/2026	5,952,800
City of Seattle RB for Municipal Light & Power Improvement Series 2018 A (AA/Aa2)
3,340,000	4.000	01/01/2033	3,693,405
6,715,000	4.000	01/01/2034	7,399,057
11,655,000	4.000	01/01/2043	12,392,762
City of Seattle RB Refunding for Drainage & Wastewater Series 2017 (AA+/Aa1)
6,555,000	4.000	07/01/2035	7,149,866
County of King RB for Sewer RMKT 12/03/18 Series 2012 (AA/Aa2)(b)(e)
5,900,000	2.600	12/01/2021	5,964,959
Port of Seattle Wash RB Refunding Series 2011 B (AMT) (AA-/Aa2)
1,625,000	5.000	09/01/2022	1,745,672
State of Washington GO Bonds Various Purpose Series 2014 D (AA+/Aa1)
15,055,000	5.000	02/01/2026	17,320,175
University of Washington RB Refunding Series 2012 A (AA+/Aaa)
2,500,000	5.000	07/01/2029	2,749,600
Washington Health Care Facilities Authority RB for MultiCare Health System RMKT 02/26/09 Series 2008 A (ASSURED GTY) (AA/Aa3)(a)
250,000	6.000	08/15/2019	254,113
Washington Health Care Facilities Authority RB for MultiCare Health System RMKT 02/26/09 Series 2008 B (ASSURED GTY) (AA/Aa3)(a)
250,000	6.000	08/15/2019	254,020
Washington State Convention Center Public Facilities District RB Series 2018 (A+/Aa3)
6,825,000	5.000	07/01/2048	7,839,059
Washington State Motor Vehicle Fuel Tax GO Refunding Bonds Series 2015 C (AMBAC) (AA+/Aa1)(c)
6,855,000	0.000	06/01/2028	5,542,542
Washington State Various Purpose GO Bonds Series 2018 C (AA+/Aa1)
8,950,000	5.000	02/01/2043	10,505,599

			88,763,629

West Virginia – 0.4%
State of West Virginia GO Bonds Series 2018 B (AA-/Aa2)
8,490,000	5.000	06/01/2035	10,251,166

50	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
West Virginia – (continued)
West Virginia Hospital Finance Authority Hospital RB Refunding and Improvement for West Virginia United Health System Obligated Group Series 2009 C (A/WR)(a)
$1,000,000	5.500%	06/01/2019	$1,006,410
West Virginia Hospital Finance Authority RB Refunding for Cabell Huntington Hospital Obligated Group Series 2018 A (BBB+/Baa1)
770,000	5.000	01/01/2033	898,066
910,000	5.000	01/01/2034	1,054,854
1,095,000	5.000	01/01/2035	1,263,926
2,330,000	5.000	01/01/2036	2,673,372

			17,147,794

Wisconsin – 0.5%
Public Finance Authority Exempt Facilities RB Refunding for Celanese Project Series 2016 C (AMT) (BBB-/Baa3)
1,000,000	4.300	11/01/2030	1,036,420
Public Finance Authority Minnesota College of Osteopathic Medicine Senior RB Series 2019 A-1 (NR/NR)(f)(h)
800,000	5.500	12/01/2048	827,192
Public Finance Authority Minnesota College of Osteopathic Medicine Senior Taxable RB Series 2019 A-2 (NR/NR)(f)(h)
1,700,000	7.250	12/01/2048	1,700,935
Public Finance Authority RB for Denver International Airport Great Hall Project Series 2017 (AMT) (BBB-/NR)
1,100,000	5.000	09/30/2037	1,240,030
Public Finance Authority RB for Prime Healthcare Foundation, Inc. Series 2018 A (BBB-/NR)
500,000	5.200	12/01/2037	557,955
Public Finance Authority Senior Airport Facilities RB Refunding for Transportation Infrastructure Properties LLC Obligated Group Series 2012 B (AMT) (BBB/NR)
2,000,000	5.250	07/01/2028	2,169,160
Public Finance Authority Senior Living RB Refunding for Mary’s Woods at Marylhurst Project Series 2017 B-3 (BB/NR)(f)
1,220,000	3.000	11/15/2022	1,220,232
Public Finance Authority Waste Management Inc. Project RB Refunding Series 2016 A-3 (AMT) (A-/NR)(b)(e)
10,000,000	2.000	06/01/2021	9,960,300
Wisconsin State Health & Educational Facilities Authority RB for Saint John’s Communities, Inc. Project Series 2018 A (BBB-/NR)
275,000	4.000	09/15/2021	283,228
225,000	4.000	09/15/2022	233,975
250,000	4.000	09/15/2023	262,048
365,000	4.000	09/15/2024	380,724
Wisconsin State Health & Educational Facilities Authority RB Refunding for Fort Healthcare, Inc. Series 2014 (BBB+/NR)
285,000	4.000	05/01/2019	285,410
410,000	5.000	05/01/2020	422,091

			20,579,700

TOTAL MUNICIPAL BONDS
(Cost $4,080,669,065)			$4,217,094,154

Corporate Bonds – 0.1%
Commercial & Professional Services – 0.0%
Catholic Health Initiatives
$470,000	4.350%	11/01/2042	$451,152

Health Care Equipment & Services – 0.1%
Prime Healthcare Foundation, Inc. Series B
4,975,000	7.000	12/01/2027	5,715,586

TOTAL CORPORATE BONDS
(Cost $5,316,958)			$6,166,738

TOTAL INVESTMENTS – 95.3%
(Cost $4,085,986,023)			$4,223,260,892

OTHER ASSETS IN EXCESS OF LIABILITIES – 4.7%			208,775,240

NET ASSETS – 100.0%			$4,432,036,132

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Pre-refunded security. Maturity date disclosed is pre-refunding date.

(b)	Security with “Put” features and resetting interest rates. Maturity dates disclosed are the puttable dates. Interest rate disclosed is that which is in effect on March 31, 2019.

(c)	Issued with a zero coupon. Income is recognized through the accretion of discount.

(d)	Variable rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect on March 31, 2019.

(e)	Variable Rate Demand Instruments – rate shown is that which is in effect on March 31, 2019. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions.

(f)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(g)	Zero coupon bond until next reset date.

(h)	When-issued security.

(i)	Security is currently in default.

Security ratings disclosed, if any, are issued by either Standard & Poor’s, Moody’s Investor Service or Fitch and are unaudited. A brief description of the ratings is available in the Fund’s Statement of Additional Information.

The accompanying notes are an integral part of these financial statements.	51

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Schedule of Investments (continued)

March 31, 2019

Investment Abbreviations:
AGC	—Insured by Assured Guaranty Corp.
AGC-ICC	—Agency Insured Custody Certificate
AGM	—Insured by Assured Guaranty Municipal Corp.
AGM-CR	—Insured by Assured Guaranty Municipal Corp. Insured Custodial Receipts
AMBAC	—Insured by American Municipal Bond Assurance Corp.
AMT	—Alternative Minimum Tax
ASSURED GTY	—Insured by Assured Guaranty
BAM	—Build America Mutual Assurance Co.
BHAC-CR	—Insured by Berkshire Hathaway Assurance Corp. - Insured Custodial Receipts
COMWLTH GTD	—Commonwealth Guaranteed
COPS	—Certificates of Participation
ETM	—Escrowed to Maturity
FGIC	—Insured by Financial Guaranty Insurance Co.
FHLMC	—Federal Home Loan Mortgage Corp.
FNMA	—Federal National Mortgage Association
GARB	—General Airport Revenue Bond
GNMA	—Government National Mortgage Association
GO	—General Obligation
IDA	—Industrial Development Authority
LIBOR	—London Interbank Offered Rate
Mo.	—Month
MUN GOVT GTD	—Municipal Government Guaranteed
NATL-RE	—Insured by National Public Finance Guarantee Corp.
NATL-RE-IBC	—Insured by National Public Finance Guarantee Corp. - Insured Bond Certificates
NR	—Not Rated
PCRB	—Pollution Control Revenue Bond
PSF-GTD	—Guaranteed by Permanent School Fund
Q-SBLF	—Qualified School Board Loan Fund
RB	—Revenue Bond
RMKT	—Remarketed
SCH BD GTY	—School Bond Guaranty
SCSDE	—South Carolina State Department of Education
SIFMA	—The Securities Industry and Financial Markets Association
ST AID WITHHLDG	—State Aid Withholding
ST APPROP	—State Appropriation
USD	—United States Dollar
WR	—Withdrawn Rating
XLCA	—Insured by XL Capital Assurance, Inc.

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At March 31, 2019, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Short position contracts:
U.S. Treasury Ultra Bond	(45)	06/19/2019	$(7,576,875)	$(303,327)

52	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

SWAP CONTRACTS — At March 31, 2019, the Fund had the following swap contracts:

OVER THE COUNTER CREDIT DEFAULT SWAP CONTRACTS

Reference Obligation/Index(a)	Financing Rate Received (Paid) by the Fund	Credit Spread at March 31, 2019(b)	Counterparty	Termination Date	Notional Amount (000’s)	Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)
Protection Sold:
California State Various Purpose GO Bonds Series 2003, 5.000%, 11/01/2023	1.000%	0.199%	Bank of America NA	03/20/2023	USD 1,000	$30,705	$(19,697)	$50,402
California State Various Purpose GO Bonds Series 2003, 5.250%, 11/01/2023	1.000	0.199	JPMorgan Chase Bank NA	03/20/2023	1,000	30,705	(19,698)	50,403

TOTAL						$61,410	$(39,395)	$100,805

(a)	Payments received quarterly.
(b)	Credit spread on the referenced obligation, together with the period of expiration, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund or its counterparty to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and term of the swap contract increase.

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

Payments Made by the Fund(a)	Payments Received by the Fund	Termination Date	Notional Amount (000’s)			Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)
2.250%	3 Month LIBOR	12/21/2041	USD	19,600		$1,016,310	$(1,176,911)	$2,193,221
3.000	3 Month LIBOR	06/19/2049		287,600	(b)	(26,001,307)	(10,502,544)	(15,498,763)

TOTAL						$(24,984,997)	$(11,679,455)	$(13,305,542)

(a)	Payments made semi-annually.
(b)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to March 31, 2019.

The accompanying notes are an integral part of these financial statements.	53

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments

March 31, 2019

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – 98.4%
Alabama – 2.0%
Houston County Health Care Authority RB for Southeast Alabama Medical Center Series 2016 A (BBB+/NR)
$850,000	5.000%	10/01/2024	$964,946
850,000	5.000	10/01/2025	979,829
4,125,000	5.000	10/01/2030	4,668,716
Jefferson County Senior Lien Sewer RB Warrants Series 2013 C (AGM) (AA/A2)(a)
5,750,000	0.000	10/01/2038	5,261,883
6,000,000	0.000	10/01/2042	5,457,120
Jefferson County Subordinate Lien Sewer RB Warrants Series 2013 D (BBB/NR)
8,300,000	6.000	10/01/2042	9,653,232
19,850,000	7.000	10/01/2051	23,934,931
78,270,000	6.500	10/01/2053	92,598,889

			143,519,546

Alaska – 0.1%
Northern Tobacco Securitization Corp. RB Refunding Asset- Backed Bonds Series 2006 A (NR/B3)
4,865,000	5.000	06/01/2046	4,723,137
Northern Tobacco Securitization Corp. RB Refunding Capital Appreciation Asset-Backed Bonds 1st Subordinate Series 2006 B (NR/NR)(b)
6,780,000	0.000	06/01/2046	758,207

			5,481,344

Arizona – 1.9%
Apache County IDA PCRB for Tucson Electric Power Company Series 2012 A (A-/A3)
4,500,000	4.500	03/01/2030	4,731,885
Arizona Health Facilities Authority Hospital RB for Banner Health Series 2007 B (AA-/NR)(c)
(3 Mo. LIBOR + 0.81%),
59,820,000	2.684	01/01/2037	57,347,041
Arizona Industrial Development Authority RB for Great Lakes Senior Living Communities LLC Project First Tier Series 2019 A (BBB+/NR)
1,000,000	5.000	01/01/2043	1,092,130
2,550,000	4.500	01/01/2049	2,584,782
2,300,000	5.000	01/01/2054	2,445,636
Arizona Industrial Development Authority RB for Great Lakes Senior Living Communities LLC Project Second Tier Series 2019 B (BBB/NR)
575,000	5.000	01/01/2043	612,685
875,000	5.000	01/01/2049	916,178
1,000,000	5.125	01/01/2054	1,046,500
Arizona Industrial Development Authority RB for Provident Group – EMU Properties LLC Series 2018 (NR/Baa1)
1,000,000	5.000	05/01/2038	1,111,280
2,780,000	5.000	05/01/2043	3,053,886
2,500,000	5.000	05/01/2048	2,725,750
2,000,000	5.000	05/01/2051	2,173,520
City of Tempe IDA RB Refunding for Friendship Village Series 2012 A (NR/NR)
1,250,000	6.250	12/01/2042	1,322,263
1,325,000	6.250	12/01/2046	1,400,220

Municipal Bonds – (continued)
Arizona – (continued)
La Paz County Industrial Development Authority RB for American Fiber Optics LLC Series 2018 A (NR/NR)(d)
3,100,000	6.000	08/01/2028	3,109,145
16,130,000	6.250	08/01/2040	16,167,260
Maricopa County Arizona Pollution Control Corp. PCRB Refunding for Public Service Co. of New Mexico Palo Verde Project Series 2003 A (BBB+/Baa2)
5,000,000	6.250	01/01/2038	5,204,000
Maricopa County IDA RB for Banner Health Series 2017 A (AA-/NR)
16,075,000	4.000	01/01/2041	16,965,716
Pima County IDA RB Refunding for Tucson Electric Power Co. Project Series 2012 A (A-/A3)
5,350,000	4.500	06/01/2030	5,648,316
Pima County IDA RB Refunding for Tucson Electric Power Co. Project Series 2013 A (A-/A3)
3,390,000	4.000	09/01/2029	3,544,889
The Industrial Development Authority of the City of Phoenix RB for Downtown Phoenix Student Housing LLC Series 2018 (NR/Baa3)
1,000,000	5.000	07/01/2042	1,113,120
The Industrial Development Authority of the City of Phoenix RB Refunding for Downtown Phoenix Student Housing LLC Series 2018 (NR/Baa3)
850,000	5.000	07/01/2037	957,015
University Medical Center Corp. RB Series 2011 (NR/WR)(e)
3,500,000	6.000	07/01/2021	3,835,230

			139,108,447

California – 14.0%
ABC Unified School District GO Bonds Series 2001 C (NATL-RE) (A+/Aa3)(b)
1,600,000	0.000	08/01/2026	1,355,184
Alameda County Oakland Unified School District GO Bonds Election of 2012 Series 2015 A (A/A1)
3,000,000	5.000	08/01/2040	3,360,840
Alhambra California Unified School District Election of 2008 GO Bonds Capital Appreciation for Elementary Schools Improvement District Series 2011 B (AGM) (AA/Aa2)(b)
4,995,000	0.000	08/01/2037	2,739,158
Alvord Unified School District GO Bonds Capital Appreciation for 2007 Election Series 2007 B (AGM) (AA/A2)(b)
1,210,000	0.000	08/01/2036	652,142
Atascadero Unified School District GO Bonds for 2014 Election Series 2014 B (NATL-RE) (NR/Aa3)
3,000,000	4.000	08/01/2042	3,168,480
Atwater Wastewater RB Refunding Series 2017 A (AGM) (AA/NR)
465,000	5.000	05/01/2040	540,004
1,000,000	5.000	05/01/2043	1,157,960
Calaveras Unified School District GO Bonds for Capital Appreciation Series 2000 (AGM) (AA/A2)(b)
1,055,000	0.000	08/01/2025	919,369
California Community College Financing Authority RB for NCCD-Orange Coast Properties LLC Series 2018 (BBB-/NR)
2,755,000	5.250	05/01/2048	3,105,794
2,850,000	5.250	05/01/2053	3,186,129

54	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
California – (continued)
California County Tobacco Securitization Agency Tobacco Settlement RB Capital Appreciation Subordinate Series 2006 C (BB+/NR)(b)
$130,120,000	0.000%	06/01/2055	$8,672,498
California Health Facilities Financing Authority RB for El Camino Hospital Series 2017 (AA/A1)
1,500,000	5.000	02/01/2042	1,713,195
4,000,000	5.000	02/01/2047	4,570,840
California Health Facilities Financing Authority RB for Lucile Salter Packard Children’s Hospital Series 2017 A (A+/A1)
8,100,000	5.000	11/15/2056	9,125,784
California Municipal Finance Authority RB for Community Medical Centers Series 2017 A (A-/A3)
1,800,000	5.000	02/01/2042	2,013,102
17,675,000	5.000	02/01/2047	19,674,219
California Municipal Finance Authority RB Refunding for California Lutheran University Series 2018 (NR/Baa1)
250,000	5.000	10/01/2034	292,895
250,000	5.000	10/01/2036	290,737
300,000	5.000	10/01/2037	347,082
300,000	5.000	10/01/2038	346,023
California Municipal Finance Authority Senior Lien RB for LAX Integrated Express Solutions LLC Project Series 2018 A (AMT) (BBB+/NR)
5,600,000	5.000	12/31/2037	6,443,696
California Pollution Control Financing Authority Solid Waste Disposal RB for Rialto Bioenergy Facility LLC Project Series 2019 (AMT) (NR/NR)(d)
7,550,000	6.750	12/01/2028	7,496,319
37,550,000	7.500	12/01/2040	36,681,469
California Pollution Control Financing Authority Water Furnishing RB Refunding for San Diego County Water Desalination Project Series 2019 (BBB-/Baa3)(d)
9,200,000	5.000	07/01/2039	10,685,616
15,850,000	5.000	11/21/2045	18,207,687
California Statewide Communities Development Authority Community Facilities District No. 2007-01 Special Tax Refunding for Orinda Wilder Project Series 2015 (NR/NR)
1,835,000	5.000	09/01/2030	2,038,776
1,945,000	5.000	09/01/2037	2,115,285
California Statewide Communities Development Authority Infrastructure Program Special Assessment Bonds Series 2018 B (NR/NR)
1,800,000	5.000	09/02/2033	2,041,218
1,620,000	5.000	09/02/2038	1,801,100
625,000	5.000	09/02/2043	687,525
1,940,000	5.000	09/02/2048	2,122,787
California Statewide Communities Development Authority RB for Lancer Plaza Project Series 2013 (NR/NR)
1,875,000	5.875	11/01/2043	2,100,637
California Statewide Communities Development Authority RB for Loma Linda University Medical Center Obligated Group Series 2018 A (BB-/NR)(d)
9,000,000	5.500	12/01/2058	10,187,910

Municipal Bonds – (continued)
California – (continued)
California Statewide Communities Development Authority RB for Marin General Hospital Obligated Group Series 2018 A (A-/NR)
500,000	5.000	08/01/2038	588,745
3,000,000	4.000	08/01/2045	3,066,480
California Statewide Communities Development Authority RB for NCCD-Hooper Street LLC Project Series 2019 (BB+/NR)(d)
2,350,000	5.250	07/01/2039	2,557,693
3,125,000	5.250	07/01/2049	3,363,375
1,450,000	5.250	07/01/2052	1,554,400
California Statewide Communities Development Authority RB Refunding for California Baptist University Series 2017 A (NR/NR)(d)
1,685,000	3.000	11/01/2022	1,701,917
935,000	5.000	11/01/2032	1,078,579
1,875,000	5.000	11/01/2041	2,105,494
California Statewide Communities Development Authority RB Refunding for Enloe Medical Center Series 2015 (CA MTG INS) (AA-/NR)
2,850,000	5.000	08/15/2038	3,272,626
California Statewide Communities Development Authority RB Refunding for Front Porch Communities & Services Series 2017 A (A-/NR)
1,200,000	5.000	04/01/2047	1,362,420
California Statewide Communities Development Authority RB Refunding for Loma Linda University Medical Center Series 2014 A (BB-/NR)
6,235,000	5.500	12/01/2054	6,816,850
California Statewide Communities Development Authority Special Assessment Bonds Series 2018 C (NR/NR)
2,220,000	5.000	09/02/2038	2,468,174
2,500,000	5.000	09/02/2048	2,735,550
California Statewide Communities Development Authority Student Housing RB for University of California Irvine East Campus Apartments, Phase IV-A CHF-Irvine, LLC Series 2017 (NR/Baa1)
3,750,000	5.000	05/15/2042	4,234,800
5,750,000	5.000	05/15/2047	6,471,740
5,640,000	5.000	05/15/2050	6,331,182
California Statewide Financing Authority Tobacco Settlement RB Capital Appreciation for Turbo Pooled Program Series 2006 B (CCC/NR)(b)
35,000,000	0.000	06/01/2046	5,500,250
Capistrano Unified School District Special Tax for Capital Appreciation Series 2005 (NATL-RE) (NR/Baa2)(b)
7,000,000	0.000	09/01/2033	4,257,890
City of Davis Redevelopment Agency Tax Allocation for Davis Redevelopment Project Series 2011 A (A+/NR)
750,000	6.500	12/01/2026	841,965
2,830,000	7.000	12/01/2036	3,216,861
City of Fremont Community Facilities District No. 1 Special Tax for Pacific Commons Series 2015 (NR/NR)
3,000,000	5.000	09/01/2045	3,254,640
City of Goleta Redevelopment Agency Tax Allocation for Goleta Old Town Redevelopment Project Series 2011 (NR/NR)
670,000	7.750	12/01/2031	672,606
5,000,000	8.000	06/01/2044	5,020,700

The accompanying notes are an integral part of these financial statements.	55

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)

March 31, 2019

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
California – (continued)
City of Oroville RB for Oroville Hospital Series 2019 (BB+/NR)
$1,900,000	5.250%	04/01/2034	$2,206,793
3,565,000	5.250	04/01/2039	4,064,777
14,580,000	5.250	04/01/2049	16,354,969
13,840,000	5.250	04/01/2054	15,464,263
City of Palo Alto Limited Obligation Refunding Improvement Bonds for University Avenue Area Off-Street Parking Assessment District Series 2012 (A-/NR)
600,000	5.000	09/02/2030	653,178
City of Sacramento Natomas Meadows Community Facilities District No. 2007-01 Special Tax Bonds for Improvement Area No. 1 Series 2017 (NR/NR)(d)
280,000	5.000	09/01/2032	307,798
700,000	5.000	09/01/2037	754,985
1,745,000	5.000	09/01/2047	1,877,603
Denair California Unified School District GO Bonds Capital Appreciation Election 2001 Series 2003 B (NATL-RE) (A-/Baa2)(b)
1,305,000	0.000	08/01/2027	1,035,100
Dublin Community Facilities District No. 2015-1 Improvement Area No. 1 Special Tax Series 2017 (NR/NR)
1,540,000	5.000	09/01/2027	1,721,689
2,285,000	5.000	09/01/2037	2,554,059
6,680,000	5.000	09/01/2047	7,332,636
El Rancho California Unified School District GO Bonds Capital Appreciation Election 2003 Series 2007 (NATL-RE) (A-/Baa2)(b)
5,400,000	0.000	08/01/2032	3,579,714
Fairfield COPS Capital Appreciation for Water Financing Series 2007 A (XLCA) (AA-/WR)(b)
4,180,000	0.000	04/01/2029	3,179,851
Folsom Cordova Unified School District No. 4 GO for School Facilities Improvement Capital Appreciation for Election of 2006 Series 2007 A (NATL-RE) (AA-/Aa3)(b)
3,360,000	0.000	10/01/2032	2,228,453
Foothill/Eastern Transportation Corridor Agency Toll Road RB Refunding Capital Appreciation Senior Lien Series 2015 A (AGM) (AA/A2)(b)
12,000,000	0.000	01/15/2035	7,112,760
Foothill/Eastern Transportation Corridor Agency Toll Road RB Refunding RMKT 08/24/17 Series 2013 B Subseries B-1 (A-/Baa3)
37,510,000	3.950	01/15/2053	38,436,122
Foothill/Eastern Transportation Corridor Agency Toll Road RB Refunding Series 2013 A (A-/Baa3)
13,535,000	6.000	01/15/2053	15,783,840
Foothill/Eastern Transportation Corridor Agency Toll Road RB Refunding Series 2013 A (AGM) (AA/A2)(a)
1,000,000	0.000	01/15/2032	1,017,320
Foothill/Eastern Transportation Corridor Agency Toll Road RB Refunding Series 2014 Subseries B-3 (A-/Baa3)(f)(g)
4,425,000	5.500	01/15/2023	4,932,680
Fullerton Public Financing Authority Tax Allocation Series 2005 (AMBAC) (A/WR)
200,000	5.000	09/01/2027	202,900

Municipal Bonds – (continued)
California – (continued)
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Asset-Backed Bonds for Capital Appreciation Subseries 2007 B (CCC+/NR)(b)
77,260,000	0.000	06/01/2047	12,301,337
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Asset-Backed Bonds for Capital Appreciation Subseries 2007 C (CCC/NR)(b)
147,670,000	0.000	06/01/2047	23,512,017
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Asset-Backed Bonds Series 2015 A (ST APPROP) (A+/A1)
7,975,000	5.000	06/01/2040	8,961,029
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Asset-Backed Bonds Series 2018 A-1 (NR/NR)
8,900,000	5.000	06/01/2047	8,855,411
5,400,000	5.250	06/01/2047	5,454,378
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Asset-Backed Bonds Series 2018 A-2 (NR/NR)
3,500,000	5.000	06/01/2047	3,482,465
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Senior Asset-Backed Bonds Series 2007 A-2 (B+/B3)
27,780,000	5.300	06/01/2037	28,072,246
Inland Empire Tobacco Securitization Authority RB Turbo Asset- Backed Bonds for Capital Appreciation Series 2007 C-1 (CCC/NR)(b)
101,195,000	0.000	06/01/2036	31,955,357
Inland Empire Tobacco Securitization Authority RB Turbo Asset- Backed Bonds for Capital Appreciation Series 2007 C-2 (CCC/NR)(b)
51,235,000	0.000	06/01/2047	7,484,409
Inland Empire Tobacco Securitization Authority RB Turbo Asset- Backed Bonds for Capital Appreciation Series 2007 D (CCC/NR)(b)
260,660,000	0.000	06/01/2057	15,571,828
Irvine Community Facilities District No. 2013-3 Special Tax Series 2018 (AGM) (AA/NR)
1,150,000	5.000	09/01/2051	1,292,646
Irvine Unified School District No. 09-1 Special Tax for Community Facilities Series 2017 A (NR/NR)
1,655,000	5.000	09/01/2047	1,830,711
1,925,000	5.000	03/01/2057	2,119,079
Lammersville Joint Unified School District Special Tax Bonds for Community Facilities District No. 2007-1 Series 2013 (NR/NR)
2,750,000	6.000	09/01/2043	3,121,442
Lemoore Redevelopment Agency Tax Allocation for Lemoore Redevelopment Project Series 2011 (A-/NR)
215,000	6.625	08/01/2024	215,697
Los Angeles County GO Bonds for Westside Union School District Election Series 2008 B (AA-/Aa3)(b)
49,925,000	0.000	08/01/2050	14,770,811
Lynwood Redevelopment Agency Tax Allocation for Housing Projects Series 2011 A (A/NR)
1,625,000	6.750	09/01/2026	1,814,524
1,500,000	7.000	09/01/2031	1,685,670
875,000	7.250	09/01/2038	988,452

56	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
California – (continued)
Merced-Union High School District Election of 2008 GO Bonds Series 2011 C (NR/Aa3)(b)
$3,750,000	0.000%	08/01/2035	$2,274,413
M-S-R Energy Authority Gas RB Series 2009 A (BBB+/NR)
8,250,000	6.500	11/01/2039	11,964,068
M-S-R Energy Authority Gas RB Series 2009 B (BBB+/NR)
2,000,000	6.500	11/01/2039	2,900,380
M-S-R Energy Authority Gas RB Series 2009 C (BBB+/NR)
10,000,000	6.125	11/01/2029	12,507,900
21,765,000	6.500	11/01/2039	31,563,385
Mt. Diablo Unified School District GO Bonds Capital Appreciation for Election of 2010 Series 2010 A (AGM) (AA/Aa2)(a)
7,000,000	0.000	08/01/2030	7,145,670
Natomas Unified School District GO Bonds Election of 2014 Series 2013 (BAM) (AA/A1)
14,535,000	4.000	08/01/2042	15,254,628
New Haven Unified School District GO Refunding Bonds for Capital Appreciation Series 2009 (ASSURED GTY) (AA/Aa3)(b)
860,000	0.000	08/01/2025	752,259
1,105,000	0.000	08/01/2026	938,642
5,550,000	0.000	08/01/2030	4,063,766
7,830,000	0.000	08/01/2032	5,211,022
7,000,000	0.000	08/01/2034	4,275,810
Orange County California Community Facilities District No. 2015-1 Village of Esencia Special Tax Bonds Series 2015 A (NR/NR)
3,000,000	5.250	08/15/2045	3,291,900
Orange County California Community Facilities District No. 2017-1 Village of Esencia Special Tax Bonds Series 2018 A (NR/NR)
250,000	5.000	08/15/2027	285,563
200,000	5.000	08/15/2028	230,512
2,900,000	5.000	08/15/2047	3,191,276
Oxnard School District GO Bonds Election of 2016 Series 2016 B (BAM) (AA/NR)(g)
7,800,000	2.000	08/01/2021	8,139,378
Palomar Health RB Refunding for Palomar Health Series 2017 (AGM) (AA/A2)
11,500,000	5.000	11/01/2047	13,363,920
Palomar Pomerado Health COPS Series 2010 (NR/Ba1)(e)
6,500,000	6.000	11/01/2020	6,961,435
Palomar Pomerado Health GO Bonds Capital Appreciation for Election of 2004 Series 2009 A (ASSURED GTY) (AA/A2)(a)
10,750,000	0.000	08/01/2038	14,135,713
Placer Union High School District GO Bonds for Capital Appreciation Series 2000 A (NATL-RE) (AA/Aa2)(b)
1,805,000	0.000	08/01/2025	1,589,790
Poway Unified School District GO Bonds Capital Appreciation for School Facility Improvement Series 2011 B (AA-/Aa3)(b)
1,300,000	0.000	08/01/2040	622,063
Rancho Cordova Community Facilities District No. 2003-1 Special Tax Refunding for Sunridge Anatolia Series 2016 (NR/NR)
500,000	4.000	09/01/2029	525,190

Municipal Bonds – (continued)
California – (continued)
Rancho Cordova Community Facilities District No. 2003-1 Special Tax Refunding for Sunridge Anatolia Series 2016 (NR/NR) – (continued)
500,000	4.000	09/01/2030	522,170
650,000	4.000	09/01/2031	674,921
900,000	3.000	09/01/2032	842,013
820,000	3.000	09/01/2033	759,779
750,000	3.000	09/01/2034	687,068
Rialto Unified School District GO Election of 2010 Series 2011 A (AGM) (AA/A1)(b)
6,170,000	0.000	08/01/2036	3,268,866
River Islands Public Financing Authority Community Facilities District No. 2003-1 Special Tax Refunding Bonds Series 2015 A-1 (NR/NR)
4,835,000	5.375	09/01/2031	5,172,821
880,000	5.250	09/01/2034	935,651
6,815,000	5.500	09/01/2045	7,295,458
River Islands Public Financing Authority Special Tax for Community Facilities District No. 2003-1 Series 2015 B (NR/NR)
22,500,000	5.500	09/01/2045	24,086,250
Riverside County Public Financing Authority Tax Allocation RB Refunding Series 2017 A (BAM) (AA/NR)
4,245,000	4.000	10/01/2040	4,466,929
Riverside County Redevelopment Agency Tax Allocation for Capital Appreciation Jurupa Valley Redevelopment Project Area Series 2011 B (A/NR)(b)
2,220,000	0.000	10/01/2033	1,361,149
2,220,000	0.000	10/01/2035	1,247,684
1,840,000	0.000	10/01/2037	943,920
5,100,000	0.000	10/01/2038	2,504,457
8,425,000	0.000	10/01/2039	3,950,988
13,395,000	0.000	10/01/2040	6,001,630
7,275,000	0.000	10/01/2041	3,122,721
6,360,000	0.000	10/01/2042	2,620,447
Riverside County Redevelopment Agency Tax Allocation for Jurupa Valley Redevelopment Project Area Series 2011 B (A/NR)
1,225,000	6.500	10/01/2025	1,369,366
1,950,000	6.750	10/01/2030	2,184,039
Riverside County Redevelopment Successor Agency Tax Allocation Refunding for Mid-County Redevelopment Project Area Series 2017 C (BAM) (AA/NR)
3,355,000	4.000	10/01/2040	3,561,064
Riverside County Redevelopment Successor Agency Tax Allocation Refunding Series 2017 A (BAM) (AA/NR)
8,585,000	4.000	10/01/2039	9,172,472
Riverside County Transportation Commission Toll Revenue Senior Lien Bonds Series 2013 A (BBB/NR)
2,000,000	5.750	06/01/2048	2,192,340
Roseville California Community Facilities District No. 1 Special Tax Refunding for Fiddyment Ranch Project Series 2017 (NR/NR)
770,000	5.000	09/01/2029	881,896
1,865,000	5.000	09/01/2033	2,094,768
2,250,000	5.000	09/01/2035	2,502,743

The accompanying notes are an integral part of these financial statements.	57

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)

March 31, 2019

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
California – (continued)
Sacramento County Sanitation District Financing Authority RB Refunding for Sacramento County Regional Series 2007 B (NATL-RE) (AA/Aa3)(c)
(3 Mo. LIBOR+ 0.53%),
$6,405,000	2.290%	12/01/2035	$6,270,623
Sacramento County Water Financing Authority RB for Water Agency Zones 40 & 41 2007 Water System Project Series 2007 B (NATL-RE) (A+/Aa3)(c)
(3 Mo. LIBOR + 0.55%),
3,920,000	2.309	06/01/2034	3,753,949
San Bernardino City Unified School District GO Bonds Capital Appreciation for Election of 1999 Series 2003 C (NATL-RE) (A+/A2)(b)
1,420,000	0.000	08/01/2025	1,242,102
San Diego Unified School District GO Refunding Bonds Series 2012 R-1 (AA-/Aa2)(b)
10,000,000	0.000	07/01/2030	7,377,600
3,000,000	0.000	07/01/2031	2,123,250
San Francisco City & County Airport Commission San Francisco International Airport RB Series 2019 A (AMT) (A+/A1)
17,765,000	5.000	05/01/2044	20,909,405
80,475,000	5.000	05/01/2049	94,245,882
San Francisco City & County Redevelopment Financing Authority Tax Allocation for Mission Bay North Redevelopment Series 2011 C (A-/NR)(e)
500,000	6.750	02/01/2021	549,030
San Francisco City & County Redevelopment Financing Authority Tax Allocation for Mission Bay South Redevelopment Series 2011 D (BBB+/NR)(e)
435,000	6.625	02/01/2021	476,673
2,500,000	7.000	02/01/2021	2,754,475
San Joaquin Hills Transportation Corridor Agency RB Refunding for Toll Road Senior Lien Series 2014 A (A-/NR)
3,000,000	5.000	01/15/2029	3,412,650
San Juan Unified School District GO Bonds for Capital Appreciation Series 2000 (NATL-RE) (A+/Aa2)(b)
1,580,000	0.000	08/01/2024	1,427,514
1,595,000	0.000	08/01/2025	1,408,353
San Mateo Special Tax Bonds for Community Facilities District No. 2008-1 Bay Meadows Series 2013 (NR/NR)
2,000,000	5.000	09/01/2042	2,119,480
San Mateo Special Tax Bonds for Community Facilities District No. 2008-1 Bay Meadows Series 2014 (NR/NR)
2,000,000	5.500	09/01/2044	2,154,980
Santa Monica Redevelopment Agency Tax Allocation for Earthquake Recovery Redevelopment Project Series 2011 (AA/NR)
2,000,000	5.000	07/01/2032	2,154,220
2,000,000	5.000	07/01/2042	2,141,340
Santee Community Development Commission Tax Allocation for Santee Community Redevelopment Project Series 2011 A (A/NR)(e)
3,000,000	7.000	02/01/2021	3,305,370
Silicon Valley Tobacco Securitization Authority Tobacco Settlement Asset Backed RB Series 2007 C (NR/NR)(b)
88,700,000	0.000	06/01/2056	7,103,096

Municipal Bonds – (continued)
California – (continued)
State of California GO Unlimited Various Purpose Bonds Series 2019 (AA-/Aa3)
4,030,000	4.000	04/01/2049	4,323,062
4,730,000	5.000	04/01/2049	5,642,606
Stockton Public Financing Authority Water RB for Delta Water Supply Project Series 2010 A (A/A3)
2,000,000	6.250	10/01/2040	2,359,140
Tejon Ranch Public Facilities Financing Authority Special Tax for Community Facilities District No. 2008-1 Industrial Complex Public Improvements Series 2012 B (NR/NR)
4,000,000	5.250	09/01/2042	4,240,320
Temecula Redevelopment Agency Tax Allocation for Housing Redevelopment Project No. 1 Series 2011 A (BBB+/NR)(e)
1,000,000	6.750	08/01/2021	1,122,720
2,100,000	7.000	08/01/2021	2,367,624
Tobacco Securitization Authority Southern California Tobacco Settlement RB Senior Asset-Backed Bonds for San Diego County Tobacco Asset Securitization Corp. Series 2006 A-1 (BB+/B2)
2,235,000	5.000	06/01/2037	2,235,246
Tustin California Community Facilities District No. 2014-1 Tustin Legacy/Standard Pacific Special Tax Bonds Series 2015 A (NR/NR)
750,000	5.000	09/01/2040	819,968
1,000,000	5.000	09/01/2045	1,090,280
Union City Community Redevelopment Agency Tax Allocation for Community Redevelopment Project Sub Lien Series 2011 (A+/NR)(e)
1,500,000	6.875	12/01/2021	1,716,945
University of California Regents Medical Center Pooled RB Refunding Series 2007 C-2 (NATL-RE) (AA-/Aa3)(c)
(3 Mo. LIBOR + 0.74%),
17,120,000	2.538	05/15/2043	15,229,610
West Hollywood Community Development Commission Tax Allocation for East Side Redevelopment Project Series 2011 A (A-/NR)
1,000,000	7.250	09/01/2031	1,139,350
5,000,000	7.500	09/01/2042	5,690,900
William S. Hart Union High School District GO Bonds Capital Appreciation 2008 Election Series B (AGM) (AA/Aa2)(b)
8,360,000	0.000	08/01/2034	5,137,471
Yosemite Community College District GO Bonds Election of 2004 Series 2010 D (AA-/Aa2)(a)
19,135,000	0.000	08/01/2042	14,224,959

			1,024,489,882

Colorado – 4.0%
9th Avenue Metropolitan District No. 2 Limited Tax GO Bonds Series 2018 (NR/NR)
2,470,000	5.000	12/01/2048	2,531,454
Amber Creek Metropolitan District GO Refunding & Improvement Bonds Series 2017 A (NR/NR)
750,000	5.000	12/01/2037	756,720
1,065,000	5.125	12/01/2047	1,073,595

58	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Colorado – (continued)
Arista Metropolitan District GO Refunding Bonds Series 2018 A (NR/NR)
$3,000,000	5.125%	12/01/2048	$3,086,910
Belleview Station Metropolitan District No. 2 GO Refunding & Improvement Bonds Series 2017 (NR/NR)
2,375,000	5.125	12/01/2046	2,438,792
Brighton Crossing Metropolitan District No. 4 Limited Tax GO Bonds Subordinate Series 2017 B (NR/NR)
670,000	7.000	12/15/2047	669,672
Bromley Park Metropolitan District No. 2 GO Bonds Subordinate Series 2018 B (NR/NR)
1,000,000	6.375	12/15/2047	1,009,470
Buffalo Highlands Metropolitan District GO Bonds Series 2018 A (NR/NR)
2,250,000	5.375	12/01/2048	2,284,402
Canyons Metropolitan District No. 5 GO Refunding & Improvement Bonds Senior Series 2017 A (NR/NR)
1,750,000	6.000	12/01/2037	1,793,207
4,000,000	6.125	12/01/2047	4,077,280
Canyons Metropolitan District No. 5 GO Refunding & Improvement Bonds Series 2017 A (NR/NR)
2,000,000	6.125	12/01/2047	2,009,020
Centerra Metropolitan District No. 1 Special RB Refunding & Improvement Bonds Series 2017 (NR/NR)(d)
6,500,000	5.000	12/01/2047	6,684,925
Clear Creek Station Metropolitan District No. 2 GO Bonds Subordinate Series 2017 B (NR/NR)
500,000	7.375	12/15/2047	508,450
Clear Creek Station Metropolitan District No. 2 GO Refunding & Improvement Bonds Series 2017 A (NR/NR)
790,000	4.375	12/01/2032	800,215
Colorado Crossing Metropolitan District No. 2 Limited Property Tax Supported RB Series 2017 (NR/NR)
7,390,000	7.500	12/01/2047	7,472,546
Colorado Health Facilities Authority RB for Covenant Retirement Communities, Inc. Series 2012 A (A-/NR)
3,500,000	4.500	12/01/2033	3,530,170
3,500,000	5.000	12/01/2033	3,757,250
Colorado Health Facilities Authority RB for Covenant Retirement Communities, Inc. Series 2013 A (A-/NR)
3,000,000	5.750	12/01/2036	3,420,480
Colorado Health Facilities Authority RB for The Evangelical Lutheran Good Samaritan Society Project Series 2013 (BBB/WR)
3,000,000	5.625	06/01/2043	3,297,090
Colorado Health Facilities Authority RB Refunding for Evangelical Lutheran Good Samaritan Society Project Series 2017 (BBB/NR)
4,410,000	5.000	06/01/2047	4,843,062
Colorado High Performance Transportation Enterprise C-470 Express Lanes RB Series 2017 (BBB/NR)
965,000	5.000	12/31/2047	1,047,035
965,000	5.000	12/31/2051	1,044,419
2,980,000	5.000	12/31/2056	3,215,569

Municipal Bonds – (continued)
Colorado – (continued)
Colorado Regional Transportation District Tax-Exempt Private Activity RB for Denver Transit Partners Eagle P3 Project Series 2010 (BBB+/Baa3)
12,860,000	6.000	01/15/2041	13,214,293
Colorado Springs Urban Renewal Authority RB for Canyon Creek Project Series 2018 A (NR/NR)
3,000,000	5.750	12/01/2047	3,016,350
Copperleaf Metropolitan District No. 2 Limited Tax Convertible to Unlimited Tax GO Refunding Series 2015 (NR/NR)
500,000	5.250	12/01/2030	524,145
2,000,000	5.750	12/01/2045	2,095,880
Copperleaf Metropolitan District No. 3 GO Bonds Series 2017 A (NR/NR)
500,000	5.000	12/01/2037	506,180
700,000	5.125	12/01/2047	705,649
Copperleaf Metropolitan District No. 3 GO Bonds Subordinate Series 2017 B (NR/NR)
506,000	7.625	12/15/2047	509,471
Copperleaf Metropolitan District No. 6 GO Bonds Series 2018 A (NR/NR)
2,000,000	5.250	12/01/2048	2,030,740
Copperleaf Metropolitan District No. 6 GO Bonds Subordinate Series 2018 B (NR/NR)
820,000	7.500	12/15/2048	830,381
Cornerstar Metropolitan District GO Refunding Bonds Series 2017 A (NR/NR)
1,000,000	5.125	12/01/2037	1,037,910
2,100,000	5.250	12/01/2047	2,176,230
Denver City & County COPS Series 2008 A-1 (AA+/Aa1)(f)(g)
6,500,000	1.500	04/01/2019	6,500,000
Denver Colorado City & County Special Facilities Airport RB Refunding for United Air Lines, Inc. Project Series 2017 (AMT) (BB/NR)
11,310,000	5.000	10/01/2032	12,134,047
Denver Colorado Health and Hospital Authority Healthcare RB Refunding Series 2017 A (BBB/NR)(d)
2,655,000	5.000	12/01/2026	3,101,067
5,285,000	5.000	12/01/2027	6,231,913
5,555,000	5.000	12/01/2028	6,514,571
7,200,000	5.000	12/01/2034	8,199,576
4,800,000	4.000	12/01/2035	4,973,712
4,800,000	4.000	12/01/2036	4,969,440
Denver Colorado Health and Hospital Authority Healthcare RB Series 2007 B (BBB/NR)(c)
(3 Mo. LIBOR + 1.10%),
16,160,000	2.859	12/01/2033	15,541,880
Denver Connection West Metropolitan District GO Bonds Series 2017 A (NR/NR)
2,470,000	5.375	08/01/2047	2,516,164
Denver Connection West Metropolitan District GO Bonds Subordinate Series 2017 B (NR/NR)
1,269,000	8.000	08/01/2047	1,272,680
Denver Health & Hospital Authority COPS Series 2018 (BBB/NR)
425,000	5.000	12/01/2032	489,541
1,175,000	4.000	12/01/2038	1,219,121
1,690,000	5.000	12/01/2048	1,885,702

The accompanying notes are an integral part of these financial statements.	59

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)

March 31, 2019

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Colorado – (continued)
E-470 Public Highway Authority RB Refunding Capital Appreciation Series 2006 B (NATL-RE) (A/A2)(b)
$3,000,000	0.000%	09/01/2039	$1,192,560
E-470 Public Highway Authority RB Series 2004 A (NATL-RE) (A/A2)(b)
15,000,000	0.000	09/01/2028	11,502,600
4,100,000	0.000	09/01/2034	2,401,657
E-470 Public Highway Authority RB Series 2004 B (NATL-RE) (A/A2)(b)
1,715,000	0.000	09/01/2028	1,057,400
E-470 Public Highway Authority RB Series 2010 A (A/A2)(b)
20,000,000	0.000	09/01/2040	8,894,600
Forest Trace Metropolitan District No. 3 GO Unlimited Bonds Series 2016 A (NR/NR)
1,000,000	5.000	12/01/2046	1,017,690
Green Gables Metropolitan District No. 2 GO Bonds Senior Series 2018 A (NR/NR)
4,500,000	5.750	12/01/2048	4,600,215
High Plains Metropolitan District GO Refunding Bonds Series 2017 (NATL-RE) (NR/Baa2)
3,930,000	4.000	12/01/2047	4,070,380
Lakes at Centerra Metropolitan District No. 2 GO Refunding & Improvement Bonds Series 2018 A (NR/NR)
1,695,000	5.125	12/01/2037	1,734,222
3,445,000	5.250	12/01/2047	3,521,031
Leyden Rock Metropolitan District No. 10 Limited Tax GO Refunding & Improvement Bonds Series 2016 A (NR/NR)
1,250,000	5.000	12/01/2045	1,272,113
North Holly Metropolitan District Limited Tax GO Bonds Series 2018 A (NR/NR)
1,260,000	5.500	12/01/2048	1,265,368
North Range Metropolitan District No. 2 GO Refunding Bonds Series 2017 A (NR/NR)
3,270,000	5.625	12/01/2037	3,308,619
5,380,000	5.750	12/01/2047	5,444,775
Palisade Metropolitan District No. 2 GO Refunding Limited Tax Bonds Series 2016 (NR/NR)
2,135,000	4.375	12/01/2031	2,101,246
1,825,000	5.000	12/01/2046	1,847,301
Plaza Metropolitan District No. 1 RB Refunding Series 2013 (NR/NR)(d)
1,000,000	5.000	12/01/2040	1,036,470
Powhaton Road Metropolitan District No. 2 GO Bonds Series 2019 A (NR/NR)
2,000,000	5.625	12/01/2048	2,034,680
Prairie Center Metropolitan District No. 3 Limited Property Tax Supported RB Refunding Series 2017 A (NR/NR)(d)
3,000,000	5.000	12/15/2041	3,082,770
Public Authority Colorado Energy RB for Natural Gas Purchase Series 2008 (A-/A2)
4,200,000	6.500	11/15/2038	6,117,426
Serenity Ridge Metropolitan District No. 2 GO Refunding & Improvement Bonds Series 2018 A (NR/NR)
550,000	5.125	12/01/2037	567,721
1,000,000	5.125	12/01/2043	1,026,370

Municipal Bonds – (continued)
Colorado – (continued)
Serenity Ridge Metropolitan District No. 2 Subordinated GO Limited Tax Bonds Series 2018 B (NR/NR)
635,000	7.250	12/15/2035	639,070
Sierra Ridge Metropolitan District No. 2 Douglas County GO Bonds Series 2016 A (NR/NR)
750,000	4.500	12/01/2031	749,243
1,500,000	5.500	12/01/2046	1,540,950
South Timnath Metropolitan District No. 1 GO Limited Subordinate Tax Bonds Series 2019 B (NR/NR)
2,208,000	8.000	12/15/2048	2,225,200
South Timnath Metropolitan District No. 1 GO Limited Taxable Bonds Series 2019 A (NR/NR)
500,000	5.500	12/01/2048	504,540
St. Vrain Lakes Metropolitan District No. 2 Limited Tax GO Bonds Series 2017 A (NR/NR)
2,550,000	5.125	12/01/2047	2,580,677
Sterling Hills West Metropolitan District GO Refunding Bonds Series 2017 (NR/Baa2)
650,000	5.000	12/01/2039	721,026
Sterling Ranch Community Authority Board Limited Tax Special Senior RB Series 2017 A (MUN GOVT GTD) (NR/NR)
6,920,000	5.000	12/01/2038	7,068,642
18,250,000	5.000	12/01/2047	18,554,592
Stone Creek Metropolitan District Limited Tax GO Bonds Series 2018 A (NR/NR)
2,000,000	5.625	12/01/2047	2,019,020
Takoda Metropolitan District Limited Tax GO Refunding Bonds Series 2018 (NR/Baa3)
8,000,000	6.000	12/01/2050	9,271,840
Timnath Ranch Metropolitan District No. 4 Limited Tax GO Refunding Improvement Bonds Series 2018 A (NR/NR)
880,000	5.250	12/01/2037	887,665
2,400,000	5.375	12/01/2047	2,421,552
Vista Ridge Metropolitan District GO Refunding Bonds Limited Tax Subseries 2006 B (NR/NR)(e)
1,725,000	9.500	12/01/2021	2,106,380
Westown Metropolitan District GO Bonds Series 2017 A (NR/NR)
880,000	5.000	12/01/2047	880,431
Whispering Pines Metropolitan District No. 1 GO Bonds Subordinated Series 2017 B (NR/NR)
1,490,000	7.375	12/15/2047	1,494,753
Whispering Pines Metropolitan District No. 1 GO Refunding & Improvement Bonds Series 2017 A (NR/NR)
1,000,000	5.000	12/01/2037	1,019,220
2,500,000	5.000	12/01/2047	2,529,500
Wildwing Metropolitan District No. 5 GO Refunding & Improvement Bond Series 2018 A (NR/NR)
3,470,000	5.375	12/01/2048	3,525,242
Windshire Park Metropolitan District No. 2 GO Refunding & Improvement Bonds Senior Series 2017 A (NR/NR)
1,500,000	6.500	12/01/2047	1,634,490

			295,019,623

60	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Connecticut – 0.7%
City of New Haven GO Bonds Series 2018 A (BBB+/NR)
$900,000	5.500%	08/01/2034	$1,053,018
500,000	5.500	08/01/2035	583,085
420,000	5.500	08/01/2036	487,981
400,000	5.500	08/01/2037	463,036
410,000	5.500	08/01/2038	473,202
Connecticut State GO Bonds Series 2018 C (A/A1)
1,850,000	5.000	06/15/2028	2,238,851
Connecticut State Health & Educational Facilities Authority RB for Yale University Series 2001 V-2 (AAA/Aaa)(f)(g)
7,125,000	1.250	04/01/2019	7,125,000
Mohegan Tribal Finance Authority Tribal RB Economic Development Bonds Series 2015 (B-/NR)(d)
20,240,000	7.000	02/01/2045	20,942,126
State of Connecticut GO Bonds Series 2018 (A/A1)
4,860,000	5.000	06/15/2027	5,810,081
2,100,000	5.000	06/15/2029	2,524,473
450,000	5.000	06/15/2032	530,919
State of Connecticut GO Unlimited Bonds Series 2019 A (A/A1)(h)
1,000,000	5.000	04/15/2030	1,209,950
1,000,000	5.000	04/15/2034	1,185,250
1,000,000	5.000	04/15/2035	1,180,220
1,000,000	5.000	04/15/2036	1,178,520
500,000	4.000	04/15/2037	532,265
1,000,000	5.000	04/15/2039	1,166,970
Town of Hamden Refunding GO Series 2013 (AGM) (AA/A2)
500,000	5.000	08/15/2023	560,685

			49,245,632

Delaware – 0.3%
Bridgeville Delaware Special Obligation Special Tax for Heritage Shores Special Development District Series 2005 A (NR/NR)
4,840,000	5.450	07/01/2035	4,839,855
Delaware Economic Development Authority Gas Facilities RB Refunding for Delmarva Power & Light Co. Project Series 2010 (A-/Baa1)
3,000,000	5.400	02/01/2031	3,127,530
Delaware Economic Development Authority RB for ACTS Retirement-Life Communities, Inc. Obligated Group Series 2018 B (A-/NR)
3,785,000	5.000	11/15/2048	4,202,902
Delaware Economic Development Authority RB for Indian River Power LLC Project Series 2010 (NR/Baa3)
2,050,000	5.375	10/01/2045	2,128,720
Delaware Health Facilities Authority RB Refunding for Bayhealth Medical Center Obligated Group Series 2017 A (AA-/NR)
6,130,000	4.000	07/01/2043	6,404,746

			20,703,753

District of Columbia – 1.3%
Metropolitan Washington Airports Authority RB Refunding Series 2018 A (AMT) (AA-/Aa3)
14,485,000	5.000	10/01/2043	16,846,490

Municipal Bonds – (continued)
District of Columbia – (continued)
Metropolitan Washington DC Airports Authority Dulles Toll Road RB Second Senior Lien Capital Appreciation for Dulles Metrorail and Capital Improvement Project Series 2010 B (BBB+/Baa1)
37,100,000	6.500	10/01/2044	47,967,703
Metropolitan Washington DC Airports Authority Dulles Toll Road RB Third Senior Lien Capital Appreciation for Dulles Metrorail and Capital Improvement Project Series 2009 C (ASSURED GTY) (AA/A3)
25,000,000	6.500	10/01/2041	31,749,250

			96,563,443

Florida – 11.5%
Aberdeen Community Development District Special Assessment Series 2018 (NR/NR)
635,000	5.000	05/01/2039	654,761
1,035,000	5.100	05/01/2049	1,067,054
Amelia National Community Development District Special Assessment for Capital Improvement Series 2004 A (NR/NR)
3,475,000	6.300	05/01/2035	3,509,055
Anthem Park Community Development District Special Assessment RB Refunding Senior Series 2016 A-1 (A-/NR)
1,725,000	3.500	05/01/2031	1,756,050
Arborwood Community Development District RB Capital Improvement Refunding Senior Lien Series 2018 A-1 (AGM) (AA/NR)
4,000,000	3.500	05/01/2032	4,088,640
6,755,000	3.700	05/01/2036	6,911,108
Arborwood Community Development District RB Capital Improvement Refunding Subordinate Lien Series 2018 A-2 (NR/NR)
755,000	4.625	05/01/2028	763,297
2,000,000	5.000	05/01/2036	2,069,640
Arborwood Community Development District Special Assessment Capital Improvement Refunding Series 2014 B (NR/NR)
6,930,000	6.900	05/01/2025	7,643,236
Arborwood Community Development District Special Assessment Capital Improvement Refunding Series 2014 B A-1 (NR/NR)
3,780,000	6.900	05/01/2036	4,112,640
Arborwood Community Development District Special Assessment Capital Improvement Refunding Series 2014 B A-2 (NR/NR)
980,000	6.900	05/01/2036	1,056,205
Artisan Lakes East Community Development District RB for Capital Improvement Series 2018 (NR/NR)(d)
1,845,000	5.100	05/01/2039	1,899,169
3,080,000	5.200	05/01/2049	3,169,967
Avalon Groves Community Development District Special Assessment for Assessment Area One Project Series 2017 (NR/NR)
750,000	5.750	05/01/2048	794,340

The accompanying notes are an integral part of these financial statements.	61

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)

March 31, 2019

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Florida – (continued)
Avalon Groves Community Development District Special Assessment for Assessment Area Two Project Series 2017 A-1 (NR/NR)
$1,850,000	6.000%	05/01/2048	$1,940,058
Avalon Groves Community Development District Special Assessment for Assessment Area Two Project Series 2017 A-2 (NR/NR)
575,000	6.000	05/01/2029	586,920
Avelar Creek Community Development District Special Assessment Refunding Series 2016 (A-/NR)
1,070,000	3.625	05/01/2031	1,122,580
Babcock Ranch Community Independent Special District Special Assessment RB Series 2015 (NR/NR)
290,000	4.250	11/01/2021	293,912
920,000	4.750	11/01/2026	946,615
405,000	5.000	11/01/2031	417,851
5,635,000	5.250	11/01/2046	5,847,214
Babcock Ranch Community Independent Special District Special Assessment RB Series 2018 (NR/NR)(d)
935,000	5.000	11/01/2049	952,671
750,000	5.125	11/01/2049	764,393
Bannon Lakes Community Development District Special Assessment RB Series 2016 (NR/NR)
375,000	4.500	11/01/2025	387,690
1,000,000	5.000	11/01/2036	1,058,490
1,100,000	5.000	11/01/2048	1,140,645
Bartram Park Community Development District Special Assessment RB Refunding for City of Jacksonville Florida Senior Lien Series 2015 A-1 (A-/NR)
1,970,000	4.250	05/01/2029	2,134,121
Bartram Park Community Development District Special Assessment RB Refunding for City of Jacksonville Subordinate Lien Series 2015 A-2 (NR/NR)
1,000,000	5.000	05/01/2035	1,034,070
Bay Laurel Center Community Development District Special Assessment RB Refunding Series 2016 Candler (BBB+/NR)
970,000	3.750	05/01/2031	1,030,188
1,125,000	4.000	05/01/2037	1,155,938
Baywinds Community Development District Senior Special Assessment Refunding Bonds Series 2017 A-1 (BBB-/NR)
1,610,000	4.250	05/01/2031	1,727,900
2,810,000	4.250	05/01/2037	2,964,382
Beaumont Community Development District Special Assessment Bonds for Assessment Area Two-Commercial Project Series 2019 (NR/NR)(d)
2,800,000	6.375	11/01/2049	2,877,896
Bellagio Community Development District Special Assessment Bonds Series 2013 (BBB/NR)
655,000	6.000	11/01/2027	744,008
490,000	3.750	11/01/2031	504,332
2,995,000	6.500	11/01/2043	3,638,236
1,500,000	4.125	11/01/2046	1,532,640
Belmont Community Development District Capital Improvement Phase 1 Project Series 2013 A (NR/NR)
775,000	6.125	11/01/2033	884,058
1,000,000	6.500	11/01/2043	1,151,690

Municipal Bonds – (continued)
Florida – (continued)
Bexley Community Development District Special Assessment Bonds Series 2016 (NR/NR)
315,000	3.500	05/01/2021	315,551
500,000	4.100	05/01/2026	505,505
1,755,000	4.700	05/01/2036	1,779,202
3,200,000	4.875	05/01/2047	3,235,200
Bridgewater Community Development District Special Assessment Refunding Bonds for Assessment Area Two Series 2015 (NR/NR)
7,575,000	5.750	05/01/2035	8,151,306
Brookstone Community Development District Special Assessment RB Series 2018 (NR/NR)(d)
600,000	3.875	11/01/2023	601,860
Capital Trust Agency Student Housing RB for University Bridge LLC Series 2018 A (NR/Ba2)(d)
33,460,000	5.250	12/01/2058	32,850,024
Carlton Lakes Community Development District Special Assessment RB Series 2018 (NR/NR)
355,000	4.000	05/01/2024	357,112
500,000	5.125	05/01/2038	508,260
1,000,000	5.250	05/01/2049	1,016,440
Centre Lake Community Development District Special Assessment Series 2016 (NR/NR)
375,000	4.125	12/15/2027	372,138
500,000	4.500	12/15/2032	507,305
975,000	4.700	12/15/2037	992,443
Century Parc Community Development District Special Assessment Refunding Series 2012 (A/NR)
200,000	3.500	11/01/2020	206,488
210,000	3.750	11/01/2021	221,290
215,000	3.875	11/01/2022	227,741
25,000	4.000	11/01/2023	26,611
1,705,000	4.500	11/01/2031	1,813,285
Charlotte County Industrial Development Authority Utility System RB for Town & Country Utilities Project Series 2015 (AMT) (NR/NR)(d)
500,000	5.500	10/01/2036	505,870
City of Cape Coral Water & Sewer RB Refunding Series 2015 (A+/A1)
1,750,000	4.000	10/01/2034	1,855,962
City of Jacksonville RB for Jacksonville University Project Series 2018 B (NR/NR)(d)
3,000,000	5.000	06/01/2053	3,162,150
CityPlace Community Development District Special Assessment Convertible Capital Appreciation RB Series 2018 (AGM) (AA/A2)(a)
25,620,000	0.000	05/01/2046	21,486,213
CityPlace Community Development District Special Assessment RB Refunding Series 2012 (A/NR)
2,250,000	5.000	05/01/2026	2,541,577
Coco Palms Community Development District Expansion Area Project Special Assessment Bonds Series 2019 (NR/NR)(d)
500,000	4.750	06/15/2039	512,575
1,000,000	5.000	06/15/2049	1,024,840

62	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Florida – (continued)
Concord Station Community Development District Capital Improvement RB Refunding Senior Lien Series 2016 A-1 (A/NR)
$2,990,000	3.500%	05/01/2032	$3,052,760
1,500,000	3.625	05/01/2035	1,533,990
1,750,000	3.750	05/01/2046	1,775,620
Concorde Estates Community Development District RB for Capital Improvement Series 2017 B (NR/NR)(b)
4,705,000	0.000	11/01/2027	3,046,488
Concorde Estates Community Development District Special Assessment for Capital Improvement Series 2004 A (NR/NR)(i)
3,305,000	5.850	05/01/2035	33
Concorde Estates Community Development District Special Assessment for Capital Improvement Series 2004 B (NR/NR)(i)
3,980,000	5.000	05/01/2011	40
Concorde Estates Community Development District Special Assessment for Capital Improvement Series 2011 A-1 (NR/NR)
3,450,000	5.850	05/01/2035	3,450,138
Concorde Estates Community Development District Special Assessment for Capital Improvement Series 2011 A-2 (NR/NR)
2,130,000	5.850	05/01/2035	1,850,310
Concorde Estates Community Development District Special Assessment for Capital Improvement Series 2011 B (NR/NR)(b)(i)
2,939,931	0.000	05/01/2017	1,558,163
Copper Creek Community Development District Special Assessment Bonds Series 2019 (NR/NR)(d)
220,000	3.875	11/01/2024	221,936
270,000	4.000	11/01/2029	273,739
500,000	4.750	11/01/2038	516,265
1,000,000	5.000	11/01/2049	1,032,050
Corkscrew Farms Community Development District Special Assessment for Assessment Area Two Project Series 2017 (NR/NR)(d)
4,290,000	5.125	11/01/2050	4,380,862
Coronado Community Development District Special Assessment Refunding & Improvement Bonds Series 2017 (BBB/NR)
782,000	4.000	05/01/2031	828,881
1,407,000	4.250	05/01/2038	1,478,166
Country Walk Community Development District Special Assessment RB Refunding Senior Lien Series 2015 A-1 (A-/NR)
960,000	3.750	05/01/2029	1,000,685
Covington Park Community Development District Special Assessment RB for Capital Improvement Series 2018 (BBB/NR)
500,000	4.000	05/01/2038	514,390
Covington Park Community Development District Special Assessment RB for Capital Improvement Bonds Series 2018 (BBB/NR)
1,175,000	4.125	05/01/2048	1,211,025
Davenport Road South Community Development District Special Assessment Bonds Series 2018 (NR/NR)(d)
3,170,000	5.125	11/01/2048	3,233,685

Municipal Bonds – (continued)
Florida – (continued)
Deer Run Community Development District Special Assessment RB Refunding Series 2018 (NR/NR)(d)
2,250,000	5.400	05/01/2039	2,294,797
3,280,000	5.500	05/01/2044	3,352,062
Del Webb Bexley Community Development District Special Assessment Series 2018 (NR/NR)
2,665,000	5.400	05/01/2049	2,738,421
Downtown Doral South Community Development District Special Assessment Bonds Series 2018 (NR/NR)(d)
1,000,000	4.750	12/15/2038	1,022,530
3,000,000	5.000	12/15/2048	3,066,600
Durbin Crossing Community Development District Special Assessment Refunding Senior Series 2017 A-1 (AGM) (AA/NR)
3,110,000	3.750	05/01/2034	3,206,099
4,295,000	4.000	05/01/2037	4,465,082
East Bonita Beach Road Community Development District Special Assessment Bonds Series 2018 (NR/NR)(d)
1,000,000	5.000	11/01/2048	1,014,790
East Homestead Community Development District Special Assesment Expansion Area Bonds Project Series 2019 (NR/NR)
500,000	4.750	11/01/2039	512,955
920,000	5.000	11/01/2049	947,407
Escambia County Health Facilities Authority Health Care Facilities RB for Baptist Hospital, Inc. Project Series 2010 A (A-/A3)
27,000,000	6.000	08/15/2036	28,378,080
Estancia at Wiregrass Community Development District Capital Improvement RB Series 2013 (NR/NR)
1,005,000	6.375	11/01/2026	1,118,002
3,245,000	7.000	11/01/2045	3,859,538
Estancia at Wiregrass Community Development District Capital Improvement RB Series 2015 (NR/NR)
900,000	5.250	11/01/2035	935,550
1,360,000	5.375	11/01/2046	1,412,292
Fishhawk Community Development District II Special Assessment RB Refunding Series 2013 A (A-/NR)
1,480,000	4.375	05/01/2034	1,535,618
Florida Development Finance Corp. Solid Waste Disposal RB for Waste Pro USA, Inc. Project Series 2017 (AMT) (NR/NR)(d)(f)(g)
1,850,000	5.000	08/01/2022	1,922,261
Florida Development Finance Corp. Surface Transportation Facility RB for Brightline Passenger Rail Project Series 2017 (AMT) (NR/NR)(d)(f)(g)
13,800,000	5.625	01/01/2028	14,332,956
Florida Higher Educational Facilities Financial Authority RB for Jacksonville University Project Series 2018 A-1 (NR/NR)(d)
1,750,000	4.750	06/01/2038	1,841,542
3,000,000	5.000	06/01/2048	3,190,230
Florida Higher Educational Facilities Financing Authority RB Refunding for Nova Southeastern University Project Series 2012 A (A-/NR)
600,000	5.000	04/01/2032	648,060
5,820,000	5.250	04/01/2042	6,322,033

The accompanying notes are an integral part of these financial statements.	63

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)

March 31, 2019

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Florida – (continued)
Flow Way Community Development District Special Assessment Bonds for Phase 6 Project Series 2017 (NR/NR)
$725,000	5.000%	11/01/2047	$755,805
Fontainbleau Lakes Community Development District Special Assessment RB Refunding Series 2016 (BBB+/NR)
700,000	4.000	05/01/2031	737,331
1,000,000	4.125	05/01/2038	1,034,750
Greater Orlando Aviation Authority Airport Facilities RB Refunding for Jetblue Airways Corp. Project Series 2013 (AMT) (NR/NR)
3,165,000	5.000	11/15/2026	3,406,236
5,000,000	5.000	11/15/2036	5,247,850
Greater Orlando Aviation Authority Priority Subordinated Airport Facilities RB Series 2017 A (AMT) (A+/A1)
3,540,000	5.000	10/01/2047	4,040,450
Hacienda Lakes Community Development District Special Assessment Refunding Series 2016 (NR/NR)
1,525,000	4.500	05/01/2036	1,532,884
2,305,000	4.625	05/01/2046	2,319,683
Hawks Point Community Development District Special Assessment Refunding Senior Series 2017 A-1 (A-/NR)(d)
1,725,000	4.000	05/01/2031	1,848,682
1,335,000	4.250	05/01/2035	1,424,579
1,810,000	4.250	05/01/2039	1,907,993
Heritage Harbour North Community Development District Special Assessment Series 2014 (NR/NR)
1,000,000	5.000	05/01/2034	1,069,320
2,170,000	5.125	05/01/2045	2,346,313
Heritage Harbour South Community Development District RB Refunding for Senior Lien Capital Improvement Series 2013 A-1 (A/NR)
500,000	5.050	05/01/2031	544,025
500,000	5.150	05/01/2034	541,770
Heritage Isle at Viera Community Development District Special Assessment Refunding Series 2017 (AGM) (AA/NR)
1,540,000	3.400	05/01/2037	1,541,663
Heritage Lake Park Community Development District Special Assessment Series 2005 (NR/NR)
2,045,000	5.700	05/01/2036	2,047,822
Heritage Landing Community Development District Special Assessment Refunding Bonds Series 2015 (BBB/NR)
2,205,000	4.200	05/01/2031	2,355,668
2,000,000	4.350	05/01/2036	2,101,100
Highlands Community Development District Special Assessment Bonds for Assessment Areas 3B and 5 Project Series 2018 (NR/NR)(d)
1,000,000	4.875	12/15/2038	1,023,820
1,000,000	5.000	12/15/2048	1,024,940
Highlands Community Development District Special Assessment Refunding Series 2016 (BBB/NR)
1,000,000	4.250	05/01/2031	1,087,610
2,150,000	4.250	05/01/2036	2,274,958
Hillcrest Community Development District Special Assessment Bonds for Capital Improvement Program Series 2018 (NR/NR)
2,295,000	5.000	11/01/2048	2,339,982

Municipal Bonds – (continued)
Florida – (continued)
Hunters Ridge Community Development District No 1 Assessment Area Special Assessment Bonds Series 2019 (NR/NR)(d)
470,000	5.125	11/01/2049	482,930
Islands at Doral III Community Development District Special Assessment Refunding Series 2013 (A-/NR)
2,500,000	4.125	05/01/2035	2,578,700
Isles Bartram Park Community Development District Special Assessment Bonds Series 2017 (NR/NR)
1,000,000	5.000	11/01/2047	1,022,360
Lakewood Ranch Stewardship District Special Assessment RB for Country Club East Project Series 2013 A (NR/NR)
2,120,000	6.700	05/01/2033	2,287,077
4,765,000	7.000	05/01/2043	5,197,090
Lakewood Ranch Stewardship District Special Assessment RB for Country Club East Project Series 2014 (NR/NR)
6,320,000	5.600	05/01/2044	6,777,505
Lakewood Ranch Stewardship District Special Assessment RB for Del Webb Project Series 2017 (NR/NR)(d)
1,000,000	5.000	05/01/2037	1,032,150
2,370,000	5.125	05/01/2047	2,433,777
Lakewood Ranch Stewardship District Special Assessment RB for Lakewood Centre & NW Sector Project Series 2011 (NR/NR)
19,290,000	8.000	05/01/2040	21,431,383
Lakewood Ranch Stewardship District Special Assessment RB for Lakewood National & Polo Run Projects Series 2017 (NR/NR)
675,000	4.000	05/01/2022	681,143
1,125,000	4.625	05/01/2027	1,163,700
2,500,000	5.250	05/01/2037	2,630,950
5,820,000	5.375	05/01/2047	6,105,296
Lakewood Ranch Stewardship District Special Assessment RB for North East Sector Project – Phase 1A Series 2018 (NR/NR)
1,175,000	5.000	05/01/2038	1,193,741
2,545,000	5.100	05/01/2048	2,587,553
Lakewood Ranch Stewardship District Special Assessment RB for North East Sector Project – Phase 1B Series 2018 (NR/NR)(d)
3,760,000	5.450	05/01/2048	3,954,881
Lakewood Ranch Stewardship District Special Assessment RB for Villages of Lakewood Ranch South Project Series 2016 (NR/NR)
1,665,000	4.000	05/01/2021	1,677,171
1,335,000	4.250	05/01/2026	1,355,986
3,705,000	5.000	05/01/2036	3,791,030
14,585,000	5.125	05/01/2046	14,931,832
Lakewood Ranch Stewardship District The Isles at Lakewood Ranch Project Phase 1 Special Assessment Bonds Series 2019 (NR/NR)(h)
1,160,000	4.700	05/01/2039	1,173,897
1,250,000	4.875	05/01/2049	1,264,837
Lee County IDA Health Care Facilities RB Refunding for Shell Point Project Series 2011 B (BBB+/NR)
2,600,000	6.500	11/15/2031	2,860,442
Lee County Moody River Estates Community Development District Special Assessment Refunding Senior Series 2017 A-1 (A-/NR)
1,435,000	4.000	05/01/2031	1,537,975
1,860,000	4.000	05/01/2036	1,969,015

64	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Florida – (continued)
Long Lake Reserve Community Development District Special Assessment Bonds Series 2018 (NR/NR)
$985,000	5.125%	05/01/2048	$1,011,240
1,775,000	5.125	05/01/2049	1,804,323
Longleaf Community Development District Special Assessment Refunding Series 2005 (NR/NR)
4,000,000	5.400	05/01/2030	3,956,080
Longleaf Community Development District Special Assessment Refunding Series 2006 (NR/NR)
1,950,000	5.375	05/01/2030	1,951,307
Marshall Creek Community Development District Special Assessment Refunding Series 2015 A (NR/NR)
1,940,000	5.000	05/01/2032	1,968,343
McJunkin Parkland Community Development District Special Assessment Bond Series 2018 (NR/NR)(d)
2,800,000	5.125	11/01/2038	2,892,596
4,750,000	5.250	11/01/2049	4,895,825
Meadow Pointe II Community Development District Special Assessment RB Series 2018 (AGM) (AA/NR)
1,605,000	4.125	05/01/2039	1,696,084
Meadow Pointe IV Community Development District RB for Capital Improvement Series 2005 (NR/NR)(i)
880,000	5.250	05/01/2015	105,600
Meadow Pointe IV Community Development District RB for Capital Improvement Series 2007 B (NR/NR)(i)
1,380,000	6.150	11/01/2014	165,600
Meadow Pointe IV Community Development District RB for Capital Improvement Series 2012 A-1 (NR/NR)
400,000	6.000	05/01/2036	409,564
Meadow Pointe IV Community Development District RB for Capital Improvement Series 2012 A-2 (NR/NR)
775,000	6.250	05/01/2038	805,202
Meadow Pointe IV Community Development District RB for Capital Improvement Series 2012 B (NR/NR)
210,000	6.810	05/01/2020	211,772
Meadow Pointe IV Community Development District RB for Capital Improvement Series 2014 A (NR/NR)
610,000	7.250	05/01/2035	663,753
Meadow Pointe IV Community Development District RB for Capital Improvement Series 2014 B (NR/NR)
250,000	7.250	05/01/2022	266,228
Meadow Pointe IV Community Development District Special Assessment for Capital Improvement Series 2005 (NR/NR)(i)
1,075,000	5.250	05/01/2015	129,000
Mediterranea Community Development District Special Assessment Refunding & Improvement Bonds for Area Two Project Series 2017 (NR/NR)
1,000,000	4.750	05/01/2037	1,016,030
1,700,000	5.000	05/01/2048	1,728,220
Miami Beach Health Facilities Authority Hospital RB Refunding for Mount Sinai Medical Center of Florida Series 2014 (A-/Baa1)
1,500,000	5.000	11/15/2039	1,617,540
Miami Special Obligation RB Refunding for Port of Miami Tunnel Project Series 2012 (A+/Aa3)(d)
11,760,000	5.000	03/01/2030	13,019,731

Municipal Bonds – (continued)
Florida – (continued)
Miami World Center Community Development District Special Assessment Bonds Series 2017 (NR/NR)
600,000	4.000	11/01/2023	609,696
600,000	4.750	11/01/2027	623,520
4,000,000	5.125	11/01/2039	4,153,080
4,135,000	5.250	11/01/2049	4,299,821
Miami-Dade County Educational Facilities Authority RB for University of Miami Series 2018 A (A-/A3)
10,085,000	4.000	04/01/2053	10,450,581
Midtown Miami Community Development District Special Assessment RB Refunding for Parking Garage Project Series 2014 A (NR/NR)
3,445,000	5.000	05/01/2029	3,619,730
3,515,000	5.000	05/01/2037	3,664,845
Miromar Lakes Community Development District RB Refunding for Capital Improvement Series 2015 (NR/NR)
2,720,000	5.000	05/01/2028	2,860,379
1,665,000	5.000	05/01/2035	1,721,743
Monterra Community Development District Special Assessment Refunding Bonds Series 2015 (AGM) (AA/NR)
1,820,000	3.500	05/01/2036	1,847,737
Naples Reserve Community Development District Special Assessment Bonds Series 2014 (NR/NR)
740,000	5.250	11/01/2035	780,907
1,240,000	5.625	11/01/2045	1,318,219
Naples Reserve Community Development District Special Assessment Bonds Series 2018 (NR/NR)(d)
1,185,000	5.125	11/01/2048	1,210,241
New River Community Development District Special Assessment RB for Capital Improvement Series 2010 A-1 (NR/NR)
1,855,000	5.750	05/01/2038	1,855,575
New River Community Development District Special Assessment RB for Capital Improvement Series 2010 B-1 (NR/NR)
20,000	5.000	05/01/2019	19,994
New River Community Development District Special Assessment Series 2006 B (NR/NR)(i)
3,260,000	5.000	05/01/2013	33
Orlando Florida Community Redevelopment Agency Tax Increment RB Refunding for Conroy Road District Series 2012 (A-/NR)
1,680,000	5.000	04/01/2024	1,811,443
1,765,000	5.000	04/01/2025	1,899,052
1,005,000	5.000	04/01/2026	1,082,666
Osceola County Rolling Oaks Community Development District Special Assessment Bonds Series 2018 (NR/NR)(d)
1,680,000	5.375	11/01/2038	1,762,891
3,300,000	5.500	11/01/2049	3,461,832
Overoaks Community Development District Special Assessment for Capital Improvement Series 2010 A-1 (NR/NR)
915,000	6.125	05/01/2035	924,049
Overoaks Community Development District Special Assessment for Capital Improvement Series 2010 A-2 (NR/NR)
1,270,000	6.125	05/01/2035	1,283,970
Palm Glades Community Development District Senior Special Assessment Bonds Series 2018 A-1 (A/NR)
400,000	4.000	11/01/2038	416,676
3,290,000	4.200	11/01/2048	3,451,210

The accompanying notes are an integral part of these financial statements.	65

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)

March 31, 2019

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Florida – (continued)
Palm Glades Community Development District Special Assessment Refunding Bonds Series 2016 (A/NR)
$3,155,000	3.750%	05/01/2031	$3,302,117
2,040,000	4.000	05/01/2036	2,133,167
Palm Glades Community Development District Special Assessment Refunding Bonds Series 2017 (BBB-/NR)
700,000	4.000	05/01/2027	718,641
2,380,000	5.000	05/01/2039	2,544,172
Panther Trace II Community Development District Special Assessment RB Refunding Series 2014 (AGM) (AA/NR)
530,000	4.125	05/01/2035	554,984
Parkway Center Community Development District Special Assessment for Amenity Projects Series 2018-2 (A-/NR)
2,285,000	4.700	05/01/2049	2,450,228
Parkway Center Community Development District Special Assessment Refunding Series 2018-1 (BBB/NR)
800,000	4.375	05/01/2031	859,472
1,065,000	4.500	05/01/2034	1,140,679
Paseo Community Development District Capital Improvement RB Refunding Series 2018 (A-/NR)
3,225,000	4.375	05/01/2036	3,417,371
Portofino Isles Community Development District Special Assessment RB Refunding Series 2013 (BBB/NR)
2,805,000	4.750	05/01/2033	2,955,432
Preserve at South Branch Community Development District Special Assessment Phase 1 Series 2018 (NR/NR)
1,045,000	5.375	11/01/2049	1,079,370
Reunion East Community Development District Special Assessment Refunding Bonds Series 2015 1 (NR/NR)
3,015,000	6.600	05/01/2033	3,031,552
Reunion East Community Development District Special Assessment Refunding Bonds Series 2015 2 (NR/NR)
835,000	6.600	05/01/2036	839,584
Reunion East Community Development District Special Assessment Refunding Bonds Series 2015 3 (NR/NR)
2,465,000	6.600	05/01/2033	2,478,533
Reunion East Community Development District Special Assessment Refunding Bonds Series 2015 A (NR/NR)
3,070,000	5.000	05/01/2025	3,217,053
6,830,000	5.000	05/01/2033	7,064,679
Reunion East Community Development District Special Assessment Series 2002 A-2 (NR/NR)(i)
2,170,000	7.200	05/01/2022	22
River Bend Community Development District Special Assessment RB Refunding Senior Series 2016 A-1 (A-/NR)
2,390,000	4.000	05/01/2031	2,533,042
River Hall Community Development District Special Assessment for Capital Improvement Series 2011 A (NR/NR)
4,630,000	5.450	05/01/2036	4,653,057
Sandy Creek Community Development District Special Assessment Refunding Series 2007 B (NR/NR)
1,100,000	5.500	05/01/2020	1,105,434
Shell Point Community Development District Special Assessment Bonds Series 2019 (NR/NR)(d)
2,200,000	5.250	11/01/2039	2,239,248
2,825,000	5.375	11/01/2049	2,869,296

Municipal Bonds – (continued)
Florida – (continued)
Sherwood Manor Community Development District Special Assessment Bonds Series 2018 (NR/NR)(d)
3,800,000	5.250	11/01/2049	3,873,872
Shingle Creek Community Development District Special Assessment Bonds Series 2019 (NR/NR)
4,000,000	5.000	05/01/2049	4,098,560
South Fork III Community Development District Parcels V and W Special Assessment Bonds Series 2019 (NR/NR)(d)
2,100,000	5.125	11/01/2039	2,160,417
3,485,000	5.250	11/01/2049	3,570,173
South Fork III Community Development District Special Assessment RB Refunding Series 2018 (NR/NR)
1,310,000	5.000	05/01/2038	1,335,820
2,505,000	5.375	05/01/2049	2,578,321
South Kendall Community Development District Special Assessment Refunding Series 2016 (BBB/NR)
1,345,000	4.250	11/01/2037	1,413,931
330,000	4.125	11/01/2040	339,148
South Village Community Development District Capital Improvement and Special Assessment Refunding Senior Lien Series 2016 A-1 (A/NR)
800,000	3.500	05/01/2032	823,968
500,000	3.625	05/01/2035	514,200
1,715,000	3.750	05/01/2038	1,760,619
South Village Community Development District Capital Improvement and Special Assessment Refunding Subordinate Lien Series 2016 A-2 (NR/NR)
555,000	4.350	05/01/2026	560,189
490,000	4.875	05/01/2035	497,453
95,000	5.000	05/01/2038	96,639
South-Dade Venture Community Development District Special Assessment RB Refunding Series 2013 (NR/NR)
2,010,000	5.250	05/01/2034	2,158,479
Southern Hills Plantation I Community Development District Special Assessment for Capital Improvement Series 2011 A-1 (NR/NR)
3,855,000	5.800	05/01/2035	3,764,292
Southern Hills Plantation I Community Development District Special Assessment for Capital Improvement Series 2011 A-2 (NR/NR)
2,875,000	5.800	05/01/2035	2,565,334
Spencer Creek Community Development District Special Assessment RB Series 2019 (NR/NR)
350,000	3.750	05/01/2024	350,917
425,000	4.375	05/01/2029	431,107
1,000,000	5.000	05/01/2039	1,011,010
1,750,000	5.250	05/01/2049	1,782,848
Spring Lake Community Development District Special Assessment for Assessment Area Two Project Series 2017 (NR/NR)(d)
1,250,000	5.125	11/01/2037	1,293,687
1,790,000	5.250	11/01/2047	1,857,501
Spring Ridge Community Development District Special Assessment RB Series A-1 (NR/NR)
1,245,000	4.800	05/01/2035	1,235,152

66	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Florida – (continued)
Sterling Hill Community Development District RB for Capital Improvement Series 2003 B (NR/NR)(i)
$418,112	5.500%	11/01/2010	$267,592
Stonegate Community Development District Special Assessment Refunding Bonds Series 2013 (NR/NR)
2,160,000	5.000	05/01/2034	2,280,463
Stoneybrook South Community Development District Special Assessment Bonds Refunding for Assessment Area Two-A Project Series 2014 (NR/NR)
1,750,000	5.125	11/01/2034	1,947,190
3,500,000	5.500	11/01/2044	3,994,620
Stoneybrook South Community Development District Special Assessment RB Refunding for Assessment Area One Project Series 2013 (NR/NR)
2,435,000	6.500	05/01/2039	2,768,985
Talis Park Community Development District Capital Improvement RB Refunding Subordinate Series 2016 A-2 (NR/NR)
505,000	3.250	05/01/2021	502,576
965,000	3.750	05/01/2026	954,327
1,600,000	4.000	05/01/2033	1,577,920
Talis Park Community Development District Capital Improvement RB Series 2013 (NR/NR)
1,370,000	5.250	11/01/2034	1,409,196
2,360,000	6.000	11/01/2044	2,553,237
Tapestry Community Development District Special Assessment RB Series 2016 (NR/NR)
390,000	4.250	05/01/2026	400,659
1,110,000	4.800	05/01/2036	1,141,479
1,715,000	5.000	05/01/2046	1,766,433
Tison’s Landing Community Development District Special Assessment RB Refunding & Improvement Bonds Senior Series 2016 A-1 (A+/NR)
700,000	3.375	05/01/2032	710,514
1,345,000	3.600	05/01/2037	1,366,493
Tolomato Community Development District Special Assessment GO Refunding Bonds Senior Lien Series 2018 A-1 (AGM) (AA/NR)
1,650,000	3.500	05/01/2032	1,697,058
1,800,000	3.750	05/01/2040	1,834,830
Tolomato Community Development District Special Assessment GO Refunding Bonds Subordinate Lien Series 2018 A-2 (NR/NR)(d)
410,000	5.625	05/01/2040	420,406
Tolomato Community Development District Special Assessment GO Refunding Bonds Subordinate Lien Series 2018 B-2 (NR/NR)
300,000	5.125	05/01/2039	305,328
Toscana Isles Community Development District Special Assessment RB Series 2014 (NR/NR)
380,000	5.750	11/01/2027	413,927
1,965,000	6.250	11/01/2044	2,226,718
Toscana Isles Community Development District Special Assessment RB Series 2018 (NR/NR)
2,840,000	5.375	11/01/2039	2,944,966
4,750,000	5.500	11/01/2049	4,949,120

Municipal Bonds – (continued)
Florida – (continued)
Touchstone Community Development District Special Assessment Bonds Series 2018 (NR/NR)(d)
1,560,000	4.625	06/15/2038	1,568,627
2,445,000	4.750	06/15/2048	2,470,281
Town of Davie RB Refunding for Nova Southeastern University, Inc. Series 2018 (A-/Baa1)
13,300,000	5.000	04/01/2048	14,934,836
Trevesta Community Development District Special Assessment Area 1 Pase 2 Project Series 2018 (NR/NR)(d)
1,000,000	5.375	11/01/2049	1,033,610
Triple Creek Community Development District Special Assessment Series 2017 A (NR/NR)
1,550,000	5.250	11/01/2027	1,611,054
2,745,000	6.125	11/01/2046	2,941,460
Triple Creek Community Development District Special Assessment Series 2018 A (NR/NR)(d)
830,000	4.700	11/01/2029	851,356
1,605,000	5.125	11/01/2038	1,673,822
2,295,000	5.375	11/01/2048	2,394,190
TSR Community Development District Special Assessment Bonds for Northwest Assessment Area Series 2018 (NR/NR)
1,200,000	5.000	11/01/2039	1,229,304
1,850,000	5.125	11/01/2049	1,894,900
TSR Community Development District Special Assessment RB for 2016 Project Series 2016 (NR/NR)
570,000	3.500	11/01/2021	570,690
1,340,000	4.000	11/01/2027	1,345,052
3,160,000	4.625	11/01/2037	3,178,960
2,790,000	4.750	11/01/2047	2,810,590
TSR Community Development District Special Assessment RB for Village 4 Project Series 2015 A (NR/NR)
250,000	4.250	11/01/2021	253,650
2,430,000	5.625	11/01/2045	2,591,401
Turnbull Creek Community Development District Senior Special Assessment Refunding Series 2015 A-1 (A/NR)
2,265,000	4.375	05/01/2035	2,405,339
Two Creeks Community Development District RB Refunding for Capital Improvement Senior Lien Series 2016 A-1 (A/NR)
1,710,000	3.500	05/01/2032	1,774,501
2,550,000	3.625	05/01/2037	2,632,136
Two Creeks Community Development District RB Refunding for Capital Improvement Subordinate Lien Series 2016 A-2 (NR/NR)
615,000	4.750	05/01/2037	618,536
Two Lakes Community Development District Special Assessment Series 2017 (NR/NR)(d)
1,530,000	3.250	12/15/2022	1,530,275
2,000,000	4.000	12/15/2028	2,017,620
1,000,000	5.000	12/15/2032	1,075,000
1,705,000	5.000	12/15/2037	1,818,383
3,800,000	5.000	12/15/2047	4,016,448
Union Park East Community Development District Capital Improvement RB for Assessment Area One Series 2017 A-1 (NR/NR)(d)
2,425,000	5.500	11/01/2047	2,535,313

The accompanying notes are an integral part of these financial statements.	67

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)

March 31, 2019

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Florida – (continued)
Venetian Community Development District Capital Improvement RB Refunding Series 2012 A-1 (NR/NR)
$500,000	5.500%	05/01/2034	$520,705
750,000	6.125	05/01/2042	796,043
Venetian Parc Community Development District Special Assessment Area One Project Series 2013 (NR/NR)
505,000	6.000	11/01/2027	566,196
2,050,000	6.500	11/01/2043	2,647,493
Venetian Parc Community Development District Special Assessment Area Two Project Series 2013 (NR/NR)
725,000	6.375	11/01/2027	782,667
2,300,000	7.125	11/01/2044	2,658,685
Ventana Community Development District Special Assessment RB Series 2018 (NR/NR)(d)
335,000	4.000	05/01/2024	337,760
4,655,000	5.125	05/01/2049	4,742,235
Veranda Community Development District II Special Assessment Area 1 Gardens East Project Series 2018 A (NR/NR)
1,000,000	5.000	11/01/2039	1,022,310
1,700,000	5.125	11/01/2049	1,737,689
Veranda Community Development District II Special Assessment Area 2 Preserve West Project Series 2018 A (NR/NR)
980,000	5.000	11/01/2039	1,001,864
1,600,000	5.125	11/01/2049	1,635,472
Veranda Community Development District II Special Assessment Area 3 4 & 5 Series 2018 B (NR/NR)
2,155,000	5.875	11/01/2032	2,176,658
Verandah East Community Development District Special Assessment Refunding & Improvement RB Series 2016 (NR/NR)
1,075,000	3.375	05/01/2021	1,075,032
2,450,000	3.750	05/01/2026	2,416,950
4,360,000	4.000	05/01/2031	4,286,011
1,750,000	4.125	05/01/2034	1,723,855
1,000,000	4.250	05/01/2037	987,540
Verano #1 Community Development District Senior Special Assessment Refunding for Community Infrastructure Project Series 2017 A-1 (BBB/NR)(d)
1,985,000	4.000	05/01/2031	2,102,552
2,940,000	4.000	05/01/2037	3,037,520
Verano #1 Community Development District Special Assessment Bonds for District #1 Project Series 2015 (NR/NR)
745,000	5.125	11/01/2035	783,442
1,000,000	5.250	11/01/2046	1,049,650
Village Community Development District No. 09 Special Assessment RB Series 2011 (NR/NR)
4,505,000	7.000	05/01/2041	4,972,394
Village Community Development District No. 10 Special Assessment RB Series 2012 (NR/NR)
2,600,000	5.000	05/01/2032	2,791,646
5,990,000	5.125	05/01/2043	6,475,490
Village Community Development District No. 10 Special Assessment RB Series 2014 (NR/NR)
4,600,000	6.000	05/01/2044	5,205,498

Municipal Bonds – (continued)
Florida – (continued)
Village Community Development District No. 12 Special Assessment RB Series 2018 (NR/NR)(d)
1,000,000	4.250	05/01/2043	1,025,750
13,800,000	4.375	05/01/2050	14,158,662
Village Community Development District No. 5 Special Assessment RB Refunding Phase I Series 2013 (A/NR)
1,560,000	4.000	05/01/2033	1,600,576
Village Community Development District No. 5 Special Assessment RB Refunding Phase II Series 2013 (A/NR)
1,230,000	4.000	05/01/2034	1,260,197
Village Community Development District No. 8 Special Assessment Refunding Phase II Series 2010 (NR/NR)
7,535,000	6.125	05/01/2039	7,845,593
Village Community Development District No. 9 Special Assessment Refunding Series 2012 (NR/NR)
1,875,000	5.500	05/01/2042	1,983,544
Vizcaya In Kendall Community Development District Special Assessment Bonds Series 2016 (BBB-/NR)
1,000,000	3.750	11/01/2031	1,019,150
1,000,000	4.000	11/01/2036	1,014,450
1,300,000	4.125	11/01/2046	1,320,566
Waterford Landing Community Development District Capital Improvement RB Series 2014 (NR/NR)
3,080,000	5.500	05/01/2034	3,265,693
3,825,000	5.750	05/01/2044	4,086,362
Watergrass Community Development District II Special Assessment Bonds Series 2018 (NR/NR)
4,040,000	5.250	05/01/2049	4,106,418
Waters Edge Community Development District Capital Improvement RB Refunding Series 2012 A-1 (NR/NR)
14,000	5.350	05/01/2039	13,999
Waters Edge Community Development District Capital Improvement RB Refunding Series 2012 A-2 (NR/NR)
335,000	6.600	05/01/2039	336,025
Waters Edge Community Development District Pasco County Capital Improvement RB Refunding Senior Lien Series 2015 A-1 (BBB+/NR)
3,235,000	4.200	05/01/2036	3,382,937
Waterset Central Community Development District Special Assessment Bond Series 2018 (NR/NR)(d)
440,000	4.000	11/01/2024	442,513
1,640,000	5.125	11/01/2038	1,672,406
2,800,000	5.250	11/01/2049	2,855,020
Waterset North Community Development District Special Assessment RB Series 2014 (NR/NR)
1,210,000	5.125	11/01/2035	1,264,510
1,950,000	5.500	11/01/2045	2,043,230
West Villages Improvement District Unit of Development No. 7 Master Infrastructure Special Assessment RB Series 2019 (NR/NR)(d)(h)
2,390,000	4.750	05/01/2039	2,374,680
3,790,000	5.000	05/01/2050	3,789,886
Westside Community Development District Special Assessment RB for Solara Phase 2 Assessment Area Series 2019 (NR/NR)(h)
990,000	4.625	05/01/2039	986,763
1,590,000	4.850	05/01/2049	1,593,720

68	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Florida – (continued)
Westside Community Development District Special Assessment RB Series 2019 (NR/NR)(h)
$1,200,000	5.000%	05/01/2039	$1,202,784
2,000,000	5.200	05/01/2050	2,004,600
Westside Community Development District Special Assessment RB for Solara Phase 1 Assessment Area Series 2018 (NR/NR)(d)
550,000	5.000	05/01/2038	560,879
600,000	5.200	05/01/2048	617,832
Winding Cypress Community Development District Phase 3 Assessment Area Special Assessment Bonds Series 2019 (NR/NR)
970,000	5.000	11/01/2049	987,518
Winding Cypress Community Development District Special Assessment Phase 1 and Phase 2 Assessment Area Series 2015 (NR/NR)
140,000	4.000	11/01/2020	140,946
400,000	4.375	11/01/2025	412,564
1,770,000	5.000	11/01/2045	1,816,852
Wiregrass Community Development District Capital Improvement RB Series 2014 (NR/NR)
455,000	5.375	05/01/2035	479,256
3,045,000	5.625	05/01/2045	3,223,833
Wiregrass Community Development District Capital Improvement RB Series 2016 (NR/NR)
780,000	4.875	05/01/2036	793,284
1,445,000	5.000	05/01/2047	1,467,426

			840,464,244

Georgia – 1.5%
Atlanta Development Authority RB for New Downtown Atlanta Stadium Project Senior Lien Series 2015 A-1 (A+/Aa3)
1,500,000	5.250	07/01/2040	1,724,670
5,500,000	5.250	07/01/2044	6,311,745
Atlanta Development Authority RB for New Downtown Atlanta Stadium Project Senior Lien Series 2015 B (A/A1)
1,000,000	4.000	07/01/2040	1,038,990
Clayton County Development Authority Special Facilities RB for Delta Airlines, Inc. Series 2009 A (BB+/Baa3)
11,700,000	8.750	06/01/2029	12,597,858
Fulton County Development Authority RB for Tuff Caub LLC Project Series 2007 A (NR/NR)
1,690,000	5.250	11/01/2028	1,682,581
Gainesville & Hall County Development Authority RB Refunding for Riverside Military Academy Series 2017 (BBB-/NR)
900,000	5.000	03/01/2047	944,928
900,000	5.125	03/01/2052	949,302
Main Street Natural Gas Inc. Gas Supply RB Series 2019 A (A-/A3)
6,650,000	5.000	05/15/2043	7,420,469
22,600,000	5.000	05/15/2049	27,495,160
Milledgeville & Baldwin County Development Authority Student Housing RB Refunding for Georgia College & State University Foundation Property V, LLC Project Series 2007 (AMBAC) (A+/WR)(c)
(3 Mo. LIBOR + 0.65%),
49,820,000	2.524	10/01/2033	46,588,177

Municipal Bonds – (continued)
Georgia – (continued)
Rockdale County Development Authority RB Refunding for Pratt Paper LLC Project Series 2018 (AMT) (NR/NR)(d)
3,500,000	4.000	01/01/2038	3,546,305

			110,300,185

Guam – 1.1%
A.B. Won Pat International Airport Authority RB Refunding General Series 2013 B (AGM) (AA/A2)
1,500,000	5.750	10/01/2043	1,719,675
Guam Government Department of Education COPS for John F. Kennedy High School Project Series 2010 A (B+/NR)
2,500,000	6.625	12/01/2030	2,565,100
3,355,000	6.875	12/01/2040	3,456,422
Guam Government Limited Obligation RB Section 30 Series 2016 A (BB/NR)
500,000	5.000	12/01/2031	554,095
4,515,000	5.000	12/01/2046	4,833,985
Guam International Airport Authority RB Refunding for Series 2013 C (AMT) (AGM) (AA/A2)
7,300,000	6.125	10/01/2043	8,434,712
Guam International Airport Authority RB Refunding for Series 2013 C (AMT) (BBB+/Baa2)
2,560,000	6.375	10/01/2043	2,950,835
Guam Power Authority RB Series 2010 A (BBB/Baa2)(e)
10,000,000	5.500	10/01/2020	10,583,900
Guam Waterworks Authority RB for Water & Wastewater System Series 2010 (A-/Baa2)(e)
10,365,000	5.625	07/01/2020	10,885,738
Guam Waterworks Authority RB for Water & Wastewater System Series 2013 (A-/Baa2)
14,455,000	5.500	07/01/2043	15,649,850
Guam Waterworks Authority RB for Water & Wastewater System Series 2016 (A-/Baa2)
9,675,000	5.000	01/01/2046	10,512,758
Guam Waterworks Authority RB Refunding for Water & Wastewater System Series 2017 (A-/Baa2)
1,150,000	5.000	07/01/2033	1,293,555
960,000	5.000	07/01/2035	1,073,155
1,920,000	5.000	07/01/2036	2,139,110
1,440,000	5.000	07/01/2037	1,598,818
Port Authority of Guam RB Series 2018 A (A/Baa2)
2,500,000	5.000	07/01/2048	2,803,175

			81,054,883

Illinois – 14.7%
Chicago Board of Education GO Bonds for Build America Bonds Series 2009 E (B+/B2)
1,400,000	5.382	12/01/2023	1,409,744
5,440,000	5.482	12/01/2024	5,471,606
Chicago Illinois Board of Education Dedicated Capital Improvement Series 2016 (A/NR)
16,000,000	6.000	04/01/2046	18,539,520
Chicago Illinois Board of Education Dedicated Capital Improvement Series 2017 (A/NR)
1,700,000	5.000	04/01/2042	1,841,984
1,625,000	5.000	04/01/2046	1,756,072

The accompanying notes are an integral part of these financial statements.	69

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)

March 31, 2019

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Illinois – (continued)
Chicago Illinois Board of Education GO Bonds Capital Appreciation for School Reform Series 1998 B-1 (NATL-RE) (B+/Baa2)(b)
$3,525,000	0.000%	12/01/2027	$2,568,033
440,000	0.000	12/01/2028	305,945
9,125,000	0.000	12/01/2029	6,039,108
6,905,000	0.000	12/01/2030	4,330,885
Chicago Illinois Board of Education GO Bonds Capital Appreciation for School Reform Series 1999 A (NATL-RE) (B+/Baa2)(b)
125,000	0.000	12/01/2029	82,727
150,000	0.000	12/01/2030	94,082
Chicago Illinois Board of Education GO Refunding Bonds Capital Appreciation for School Reform Series 1999 A (NATL-RE) (B+/Baa2)(b)
15,550,000	0.000	12/01/2031	9,272,154
Chicago Illinois Board of Education GO Bonds Series 2017 A (B+/NR)(d)
5,500,000	7.000	12/01/2046	6,649,720
Chicago Illinois Board of Education GO Refunding Bonds for School Reform Series 1999 A (NATL-RE) (B+/Baa2)
9,685,000	5.500	12/01/2026	10,875,286
Chicago Illinois Board of Education GO Refunding Bonds Series 2005 A (AMBAC) (B+/B2)
8,965,000	5.500	12/01/2029	10,420,199
Chicago Illinois Board of Education GO Refunding Bonds Series 2010 F (B+/B2)
1,300,000	5.000	12/01/2031	1,316,679
Chicago Illinois Board of Education Unlimited Tax GO Bonds for Dedicated Alternate Revenues Series 2015 C (B+/NR)
19,705,000	5.250	12/01/2035	20,920,207
10,235,000	5.250	12/01/2039	10,774,180
Chicago Illinois Board of Education Unlimited Tax GO Bonds for Dedicated Revenues Series 2011 A (B+/B2)
515,000	5.500	12/01/2039	532,407
790,000	5.000	12/01/2041	805,753
Chicago Illinois Board of Education Unlimited Tax GO Refunding Bonds for Dedicated Revenues Series 2005 A (AMBAC) (B+/B2)
2,300,000	5.500	12/01/2030	2,663,285
Chicago Illinois Board of Education Unlimited Tax GO Refunding Bonds for Dedicated Revenues Series 2009 E (B+/B2)
9,750,000	6.038	12/01/2029	9,906,390
Chicago Illinois Board of Education Unlimited Tax GO Refunding Bonds for Dedicated Revenues Series 2012 B (B+/B2)
9,025,000	4.000	12/01/2035	8,652,899
Chicago Illinois Board of Education Unlimited Tax GO Refunding Bonds for Dedicated Revenues Series 2016 A (B+/NR)
54,475,000	7.000	12/01/2044	63,705,244
Chicago Illinois Board of Education Unlimited Tax GO Refunding Bonds for Dedicated Revenues Series 2016 B (B+/NR)
61,135,000	6.500	12/01/2046	70,146,299

Municipal Bonds – (continued)
Illinois – (continued)
Chicago Illinois Board of Education Unlimited Tax GO Refunding Bonds for Dedicated Revenues Series 2018 A (AGM) (AA/NR)
1,500,000	5.000	12/01/2029	1,764,000
1,250,000	5.000	12/01/2030	1,459,537
1,025,000	5.000	12/01/2031	1,190,722
1,000,000	5.000	12/01/2032	1,157,280
1,250,000	5.000	12/01/2034	1,436,213
1,000,000	5.000	12/01/2035	1,144,870
Chicago Illinois Board of Education Unlimited Tax GO Refunding Bonds for Dedicated Revenues Series 2018 C (AGM) (AA/NR)
6,535,000	5.000	12/01/2029	7,685,160
1,000,000	5.000	12/01/2030	1,167,630
Chicago Illinois Capital Appreciation Refunding & Project Series 2009 C (BBB+/Ba1)(b)
11,415,000	0.000	01/01/2032	6,847,744
Chicago Illinois GO Bonds Project and Refunding RMKT 06/08/15 Series 2005 D (BBB+/Ba1)
1,700,000	5.500	01/01/2037	1,849,430
Chicago Illinois GO Bonds Project Refunding Series 2014 A (BBB+/Ba1)
8,375,000	5.250	01/01/2033	8,918,621
6,295,000	5.000	01/01/2034	6,622,466
10,500,000	5.000	01/01/2036	11,004,420
Chicago Illinois GO Bonds Project Refunding Series 2017 A (BBB+/NR)
6,100,000	6.000	01/01/2038	6,958,880
Chicago Illinois GO Bonds Project Series 2011 A (BBB+/Ba1)
6,170,000	5.250	01/01/2035	6,321,103
3,000,000	5.000	01/01/2040	3,049,830
Chicago Illinois GO Bonds Project Series 2012 A (BBB+/Ba1)
18,325,000	5.000	01/01/2033	18,929,542
3,850,000	5.000	01/01/2034	3,972,160
Chicago Illinois GO Bonds Series 2010 B (BBB+/Ba1)
3,145,000	7.517	01/01/2040	3,562,530
Chicago Illinois GO Bonds Series 2015 A (BBB+/NR)
4,180,000	5.500	01/01/2039	4,528,863
Chicago Illinois GO Bonds Series 2015 B (BBB+/NR)
14,603,000	7.375	01/01/2033	16,288,040
Chicago Illinois GO Refunding & Project Bonds Series 2009 C (BBB+/Ba1)
245,000	5.000	01/01/2034	245,470
Chicago Illinois GO Refunding Bonds RMKT 06/08/15 Series 2007 E (BBB+/Ba1)
3,775,000	5.500	01/01/2042	4,071,904
Chicago Illinois GO Refunding Bonds RMKT 06/08/15 Series 2007 F (BBB+/Ba1)
2,500,000	5.500	01/01/2042	2,696,625
Chicago Illinois GO Refunding Bonds Series 2012 B (BBB+/Ba1)
6,615,000	5.432	01/01/2042	6,190,185
Chicago Illinois GO Refunding Bonds Series 2014 A (BBB+/Ba1)
4,230,000	5.000	01/01/2035	4,441,838
Chicago Illinois GO Refunding Bonds Series 2015 C (BBB+/NR)
14,455,000	5.000	01/01/2038	15,322,155

70	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Illinois – (continued)
Chicago Illinois O’Hare International Airport RB General Airport Senior Lien Series 2018 B (A/NR)
$11,630,000	4.000%	01/01/2044	$12,111,831
Chicago Illinois Second Lien RB Refunding for Wastewater Transmission RMKT 10/19/15 Series 2008 C (A/NR)
1,500,000	5.000	01/01/2039	1,624,215
Chicago Illinois Wastewater Transmission RB Second Lien Series 2017 A (AGM) (AA/NR)
1,950,000	5.250	01/01/2042	2,235,090
5,460,000	4.000	01/01/2052	5,616,975
Chicago Illinois Water RB Refunding Second Lien Project RMKT 05/23/16 Series 2000 (A/Baa2)
1,500,000	5.000	11/01/2028	1,738,560
1,050,000	5.000	11/01/2029	1,209,842
1,000,000	5.000	11/01/2030	1,144,740
Chicago Park District GO Bonds Limited Tax Series 2018 A (AA+/NR)
2,585,000	4.000	01/01/2041	2,642,387
City of Chicago GO Bonds for Neighborhoods Alive 21 Program Series 2002 B (BBB+/Ba1)
2,835,000	5.500	01/01/2037	3,084,196
City of Chicago Taxable GO Unlimited Bonds Series 2014 B (AGM) (AA/A2)
7,350,000	6.314	01/01/2044	8,831,172
City of Chicago Taxable GO Unlimited Bonds Series 2012 B (AGM) (AA/A2)
735,000	5.432	01/01/2042	793,183
Cortland Illinois Special Service Area No. 9 Special Tax Bonds for Richland Trails Project Series 2007-1 (NR/NR)
1,987,000	5.800	03/01/2037	1,931,523
County of Will Illinois GO Bonds Series 2019 (AA+/Aa1)
2,500,000	4.000	11/15/2047	2,642,525
Du Page County Special Service Area No. 31 Special Tax for Monarch Landing Project Series 2006 (NR/NR)
1,312,000	5.625	03/01/2036	1,315,149
Illinois Finance Authority Multifamily Housing RB for Better Housing Foundation Ernst Portfolio Project Series 2018 A (CCC-/NR)
1,500,000	5.100	12/01/2043	843,240
2,150,000	5.250	12/01/2053	1,204,581
Illinois Finance Authority RB for Blue Island LLC Series 2018 A-1 (BBB+/NR)
1,400,000	5.000	12/01/2053	1,407,364
Illinois Finance Authority RB for Christian Homes, Inc. Series 2010 (BBB-/NR)
805,000	6.125	05/15/2027	832,096
Illinois Finance Authority RB for Christian Homes, Inc. Series 2010 (NR/NR)(e)
445,000	6.125	05/15/2020	467,139
Illinois Finance Authority RB for Midwest Regional Medical Center Series 2006 A (NR/NR)(d)
32,565,000	6.750	10/01/2046	32,578,677
Illinois Finance Authority RB for Northwestern Memorial Healthcare Obligation Group Series 2007 A-4 (AA+/Aa2)(f)(g)
3,365,000	1.500	04/01/2019	3,365,000

Municipal Bonds – (continued)
Illinois – (continued)
Illinois Finance Authority RB Refunding for Franciscan Communities Project Series 2017 A (BBB-/NR)
1,645,000	4.000	05/15/2027	1,681,042
2,825,000	5.000	05/15/2037	2,966,561
1,055,000	5.000	05/15/2047	1,099,806
Illinois Finance Authority RB Refunding for Franciscan Communities, Inc. Series 2013 A (BBB-/NR)
4,500,000	5.250	05/15/2047	4,664,745
Illinois Finance Authority RB Refunding for Illinois Wesleyan University Series 2016 (A-/Baa1)
490,000	5.000	09/01/2036	542,685
3,470,000	5.000	09/01/2046	3,793,161
Illinois Finance Authority RB Refunding for OSF Healthcare System Series 2010 A (A/A2)
3,395,000	6.000	05/15/2039	3,497,563
Illinois Finance Authority Recovery Zone Facility RB for Navistar International Corp. Project Series 2010 (BB-/B2)(g)
15,650,000	6.750	10/15/2040	16,348,929
Illinois State GO Bonds Series 2012 (BBB-/Baa3)
500,000	5.000	03/01/2031	514,970
750,000	5.000	03/01/2037	766,545
Illinois State GO Bonds Series 2013 (BBB-/Baa3)
5,050,000	5.500	07/01/2038	5,336,537
Illinois State GO Bonds Series 2014 (AGM) (AA/A2)
20,000,000	5.000	02/01/2039	21,539,400
Illinois State GO Bonds Series 2014 (BBB-/Baa3)
2,500,000	5.000	05/01/2029	2,650,100
10,000,000	5.000	05/01/2030	10,559,900
2,000,000	5.000	04/01/2031	2,103,760
5,000,000	5.000	05/01/2031	5,262,100
5,000,000	5.000	05/01/2039	5,180,350
Illinois State GO Bonds Series 2016 (BBB-/Baa3)
4,415,000	5.000	11/01/2021	4,686,302
Illinois State GO Bonds Series 2017 A (BBB-/Baa3)
9,500,000	5.000	12/01/2035	10,166,805
1,770,000	4.500	12/01/2041	1,799,258
4,730,000	5.000	12/01/2042	4,997,482
Illinois State GO Bonds Series 2017 C (BBB-/Baa3)
52,270,000	5.000	11/01/2029	57,304,646
Illinois State GO Bonds Series 2017 D (BBB-/Baa3)
9,400,000	5.000	11/01/2021	9,977,630
5,845,000	5.000	11/01/2025	6,443,879
67,685,000	5.000	11/01/2027	75,074,171
19,465,000	5.000	11/01/2028	21,478,265
Illinois State GO Bonds Series 2018 A (BBB-/Baa3)
5,280,000	5.000	05/01/2042	5,596,272
5,280,000	5.000	05/01/2043	5,587,138
Illinois State GO Refunding Bonds Series 2012 (BBB-/Baa3)
7,300,000	5.000	08/01/2021	7,707,267
Illinois State GO Refunding Bonds Series 2016 (AGM) (AA/A2)
20,175,000	4.000	02/01/2030	21,450,867
Illinois State GO Refunding Bonds Series 2017 D (BBB-/Baa3)
1,650,000	5.000	11/01/2020	1,715,852
Lincolnshire Special Service Area No. 1 Special Tax for Sedgebrook Project Series 2004 A (NR/NR)
1,946,000	6.250	03/01/2034	1,949,191

The accompanying notes are an integral part of these financial statements.	71

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)

March 31, 2019

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Illinois – (continued)
Metropolitan Pier & Exposition Authority RB Capital Appreciation for McCormick Place Expansion Series 2002 A (NATL-RE) (BBB/Baa2)(b)
$13,500,000	0.000%	12/15/2032	$8,021,700
Metropolitan Pier & Exposition Authority RB Refunding Capital Appreciation for McCormick Place Expansion Project Series 2002 A (ETM) (NATL-RE) (NR/NR)(b)(e)
530,000	0.000	06/15/2030	408,853
Metropolitan Pier & Exposition Authority RB Refunding Capital Appreciation for McCormick Place Expansion Project Series 2002 A (NATL-RE) (BBB/NR)(b)
9,370,000	0.000	06/15/2030	6,242,200
Metropolitan Pier & Exposition Authority RB Refunding Capital Appreciation for McCormick Place Expansion Project Series 2010 B1 (AGM) (AA/A2)(b)
3,200,000	0.000	06/15/2044	1,128,608
Metropolitan Pier & Exposition Authority RB Refunding for Mccormick Place Expansion Dedicated Sales Tax Project Series 2010 B2 (ST APPROP) (BBB/Ba1)
50,030,000	5.000	06/15/2050	50,560,318
Metropolitan Pier & Exposition Authority RB Refunding for McCormick Place Expansion Project Series 2017 A (BBB/NR)(b)
66,700,000	0.000	12/15/2056	11,556,442
Metropolitan Pier & Exposition Authority RB Refunding for McCormick Place Expansion Project Series 2017 B (AGM) (AA/A2)(b)
18,400,000	0.000	12/15/2056	3,628,848
Metropolitan Pier & Exposition Authority RB Refunding for McCormick Place Expansion Project Series 2017 B (BBB/NR)(b)
64,400,000	0.000	12/15/2054	12,425,980
Plano Special Service Area No. 5 Special Tax for Lakewood Springs Club Unit 6 Series 2006 (NR/NR)(i)
4,544,000	6.000	03/01/2036	3,408,000
Quad Cities Regional Economic Development Authority RB for Augustana College Series 2012 (NR/Baa1)
840,000	4.750	10/01/2029	899,934
1,010,000	4.750	10/01/2032	1,059,510
Regional Transportation Authority Illinois GO Bonds Series 2016 A (AA/A2)
7,730,000	4.000	06/01/2046	8,009,671
Sales Tax Securitization Corporation RB Refunding Series 2017 A (AA-/NR)
3,750,000	5.000	01/01/2028	4,386,000
5,830,000	5.000	01/01/2029	6,813,813
Southwestern Illinois Development Authority Health Facility RB for Memorial Group, Inc. Series 2013 (NR/NR)(e)
19,200,000	7.125	11/01/2023	23,742,336
5,000,000	7.625	11/01/2023	6,292,550
Southwestern Illinois Development Authority RB Capital Appreciation for United States Steel Corporation Project Series 2012 (AMT) (B/B2)
12,505,000	5.750	08/01/2042	12,635,677

Municipal Bonds – (continued)
Illinois – (continued)
Springfield Illinois Senior Lien Electric RB Refunding Series 2015 (AGM) (AA/A2)
13,625,000	4.000	03/01/2040	14,108,143
State of Illinois GO Bonds Series 2010 (BBB-/Baa3)
7,500,000	5.250	02/01/2028	7,508,550
State of Illinois GO Bonds Series 2010 A (BBB-/Baa3)
3,500,000	4.000	01/01/2021	3,587,885
State of Illinois GO Bonds Series 2017 D (BBB-/Baa3)
13,955,000	3.250	11/01/2026	13,547,653
16,695,000	5.000	11/01/2026	18,425,604
State of Illinois GO Refunding Bonds Series 2018 A (BBB-/Baa3)
3,000,000	5.000	10/01/2027	3,325,950
8,230,000	5.000	10/01/2028	9,163,035
State of Illinois GO Unlimited Bonds Series 2017 A (BBB-/Baa3)
2,750,000	4.000	12/01/2033	2,713,508
7,950,000	4.250	12/01/2037	7,870,659
State of Illinois GO Unlimited Refunding Bonds Series 2018 B (BBB-/Baa3)
2,000,000	5.000	10/01/2025	2,203,120
Village of Romeoville RB Refunding for Lewis University Series 2018 B (BBB+/NR)
540,000	4.125	10/01/2041	541,998
1,080,000	4.125	10/01/2046	1,081,966

			1,075,268,801

Indiana – 0.4%
Gary/Chicago International Airport Authority Airport Development Zone RB Series 2014 (AMT) (BBB+/NR)
1,300,000	5.000	02/01/2029	1,458,938
1,250,000	5.250	02/01/2034	1,396,462
1,500,000	5.000	02/01/2039	1,635,060
Indiana Finance Authority Environmental Improvement RB for United States Steel Corp. Project Series 2012 (AMT) (B/B2)
795,000	5.750	08/01/2042	804,031
Indiana Finance Authority Hospital RB for Indiana University Health Obligated Group Series 2011 N (AA/Aa2)(e)
2,000,000	5.125	03/01/2021	2,135,080
Indiana Finance Authority Midwestern Disaster Relief RB for Ohio Valley Electric Co. Project Series 2012 A (BB+/Ba1)
6,825,000	5.000	06/01/2039	6,854,416
Indiana Finance Authority RB for Private Activity for Ohio River Bridges East End Crossing Project Series 2013 A (BBB+/NR)
6,250,000	5.000	07/01/2048	6,658,375
Indiana Municipal Power Agency Power Supply System RB Refunding Series 2016 A (A+/A1)
7,750,000	5.000	01/01/2042	8,849,493
Indianapolis Airport Authority Special Facilities RB for United Air Lines, Inc. Project Series 1995 A (AMT) (NR/WR)(i)
7,520,823	6.500	11/15/2031	2,256

			29,794,111

Iowa – 0.1%
Iowa Finance Authority Midwestern Disaster Area Iowa Fertilizer Company Project RB Refunding Series 2019 (B+/NR)(h)
3,945,000	3.125	12/01/2022	3,969,143

72	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Kentucky – 1.7%
Kentucky Asset Liability Commission General Fund RB Refunding for Floating Rate Project Notes Series 2007 A (NATL-RE) (A-/A1)(c)
(3 Mo. LIBOR+ 0.53%),
$8,680,000	2.363%	11/01/2027	$8,451,282
Kentucky Economic Development Finance Authority Hospital RB for Owensboro Medical Health System, Inc. Series 2010 A (BB+/Baa3)(e)
8,000,000	6.375	06/01/2020	8,441,440
8,250,000	6.500	06/01/2020	8,716,043
Kentucky Economic Development Finance Authority Hospital RB Refunding for Louisville Arena Authority, Inc. Series 2017 A (AGM) (AA/A2)
900,000	4.000	12/01/2041	944,406
Kentucky Economic Development Finance Authority Hospital RB Refunding for Owensboro Medical Health System, Inc. Series 2017 A (AGM) (AA/A2)
3,300,000	4.000	06/01/2037	3,442,923
3,000,000	4.000	06/01/2045	3,085,950
Kentucky Economic Development Finance Authority Hospital RB Refunding for Owensboro Medical Health System, Inc. Series 2017 B (AGM) (AA/A2)
1,000,000	4.000	06/01/2037	1,044,040
Kentucky Public Energy Authority Gas Supply RB Series 2018 C-1 (A/A3)(f)(g)
37,725,000	4.000	06/01/2025	40,856,552
Kentucky Public Energy Authority Gas Supply RB Series 2019 A-1 (A/A3)(f)(g)
39,730,000	4.000	06/01/2025	43,062,552
Louisville & Jefferson County Metropolitan Government Health System RB for Norton Healthcare, Inc. Series 2013 A (A-/NR)
5,000,000	5.750	10/01/2042	5,643,050

			123,688,238

Louisiana – 2.3%
Louisiana Local Government Environmental Facilities and Community Development Authority RB for Westlake Chemical Corp. Projects Series 2010 A-2 (BBB/Baa2)
5,000,000	6.500	11/01/2035	5,329,850
Louisiana Local Government Environmental Facilities and Community Development Authority RB for Women’s Hospital Foundation Project Series 2010 A (NR/A2)(e)
19,265,000	6.000	10/01/2020	20,537,839
Louisiana Local Government Environmental Facilities and Community Development Authority RB Refunding for Ragin’ Cajun Facilities, Inc. – Student Housing & Parking Project Series 2017 (AGM) (AA/NR)
2,600,000	5.000	10/01/2039	2,983,578
4,850,000	4.000	10/01/2041	5,046,861
Louisiana Public Facilities Authority RB Refunding for Energy LLC Project Series 2016 A (A/A2)
14,475,000	3.375	09/01/2028	14,564,166
Louisiana Public Facilities Authority RB Refunding for Energy LLC Project Series 2016 B (A/A2)
13,950,000	3.500	06/01/2030	14,048,068

Municipal Bonds – (continued)
Louisiana – (continued)
Louisiana Public Facilities Authority RB Refunding for Ochsner Clinic Foundation Project Series 2017 (A-/A3)
12,725,000	4.000	05/15/2042	13,080,027
21,250,000	5.000	05/15/2046	23,780,025
New Orleans Aviation Board General Airport RB for North Terminal Project Series 2015 B (AMT) (A-/A3)
32,395,000	5.000	01/01/2045	35,546,062
New Orleans Aviation Board General Airport RB for North Terminal Project Series 2017 B (AMT) (A-/A3)
4,850,000	5.000	01/01/2048	5,406,247
Port of New Orleans Board of Commissioners RB Series 2018 A (AGM) (AA/A2)
2,000,000	5.000	04/01/2048	2,294,260
State of Louisiana Gasoline & Fuels Tax Second Lien RB Refunding Series 2017 C (AA-/Aa3)
20,100,000	5.000	05/01/2040	23,553,582

			166,170,565

Maine – 0.1%
Maine Health & Higher Educational Facilities Authority RB for Maine Medical Center 2018 A (A+/A1)
4,000,000	5.000	07/01/2043	4,578,320
5,250,000	5.000	07/01/2048	5,980,275

			10,558,595

Maryland – 0.6%
Baltimore Maryland Special Obligation Refunding for Baltimore Research Park Project Series 2017 A (NR/NR)
2,950,000	4.500	09/01/2033	3,080,154
1,500,000	5.000	09/01/2038	1,604,010
County of Prince George’s Special Obligation Bonds for Westphalia Town Center Project Series 2018 (NR/NR)(d)
1,885,000	5.250	07/01/2048	1,953,293
Frederick County Maryland Special Tax Limited Obligations Bonds for Jefferson Technology Park Series 2013 A (NR/NR)
2,955,000	7.250	07/01/2043	3,102,573
Frederick County Maryland Tax Incremental & Special Tax Limited Obligations Bonds for Jefferson Technology Park Series 2013 B (NR/NR)(d)
8,825,000	7.125	07/01/2043	8,886,069
Maryland Economic Development Corp. RB for Baltimore City Project Series 2018 A (BBB/NR)
2,375,000	5.000	06/01/2058	2,601,385
Maryland Stadium Authority RB for Baltimore City Public Schools Construction & Revitalization Program Series 2016 (AA-/Aa3)
10,000,000	5.000	05/01/2046	11,346,000
Maryland State Health & Higher Educational Facilities Authority RB for Doctors Community Hospital Series 2010 (BB+/WR)(e)
9,500,000	5.750	07/01/2020	9,994,380
Maryland State Health & Higher Educational Facilities Authority RB for Mercy Medical Center Series 2012 (BBB/Baa2)
2,100,000	5.000	07/01/2031	2,248,281

			44,816,145

The accompanying notes are an integral part of these financial statements.	73

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)

March 31, 2019

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Massachusetts – 0.7%
Commonwealth of Massachusetts GO Limited Bonds Series 2016 E (AA/Aa1)
$10,130,000	3.000%	04/01/2044	$9,606,684
Massachusetts Development Finance Agency RB for Linden Ponds, Inc. Series 2018 (BB/NR)(d)
1,000,000	5.000	11/15/2033	1,062,730
900,000	5.000	11/15/2038	939,069
2,350,000	5.125	11/15/2046	2,446,773
Massachusetts Development Finance Agency RB for Simmons College Issue Series 2015 K-1 (BBB+/Baa1)
1,950,000	5.000	10/01/2036	2,176,941
Massachusetts Development Finance Agency RB for Suffolk University Issue Series 2009 A (BBB/Baa2)
4,215,000	5.750	07/01/2039	4,258,246
Massachusetts Development Finance Agency RB Series 2013 A (NR/NR)(d)(e)
2,250,000	6.500	11/15/2023	2,705,603
Massachusetts Development Finance Agency Wellforce Obligation Group RB Refunding Series 2019 A (BBB+/NR)
2,125,000	5.000	07/01/2044	2,412,767
Massachusetts Health & Educational Facilities Authority RB for Tufts University Series 2012 G (AA-/Aa2)(f)(g)
1,535,000	1.350	04/01/2019	1,535,000
Massachusetts State GO Bonds Consolidated Loan Series 2007 A (NATL-RE) (AA/Aa1)(c)
(3 Mo. LIBOR + 0.57%),
15,550,000	2.403	05/01/2037	15,134,660
Massachusetts State GO Bonds Consolidated Loan Series 2012 A (BHAC-CR) (FGIC) (AA+/Aa1)(c)
(3 Mo. LIBOR + 0.57%),
3,000,000	2.403	05/01/2037	2,919,870
Massachusetts State GO Bonds Consolidated Loan Series 2018 D (AA/Aa1)
6,370,000	4.000	05/01/2039	6,860,681

			52,059,024

Michigan – 1.8%
City of Detroit Financial Recovery Series 2014 B-1 (NR/NR)(g)
36,780,536	4.000	04/01/2034	32,539,740
City of Detroit Financial Recovery Series 2014 B-2 (NR/NR)(g)
971,333	4.000	04/01/2034	850,052
Detroit Downtown Development Authority RB Refunding for Catalyst Development Project Series 2018 A (AGM) (AA/NR)
3,495,000	5.000	07/01/2037	3,792,774
15,335,000	5.000	07/01/2048	16,537,877
Detroit Michigan School District GO Bonds for School Building and Site Improvement Series 2002 A (FGIC) (Q-SBLF) (AA/Aa1)
3,500,000	6.000	05/01/2020	3,655,400
3,000,000	6.000	05/01/2021	3,234,810
Detroit Michigan Sewage Disposal System RB Refunding Series 2006 D (AGM) (AA/A2)(c)
(3 Mo. LIBOR + 0.60%),
4,675,000	2.474	07/01/2032	4,558,499

Municipal Bonds – (continued)
Michigan – (continued)
Detroit Michigan Water & Sewerage Department Sewage Disposal System RB Refunding Senior Lien Series 2012 A (A+/A2)
2,000,000	5.250	07/01/2039	2,159,440
Karegnondi Water Authority Water Supply System RB Refunding for Karegnondi Water Pipeline Series 2018 (A/NR)
1,425,000	5.000	11/01/2045	1,607,286
Michigan Finance Authority Local Government Loan Program RB Refunding for Detroit Water and Sewerage Department Sewage Disposal System Local Project Senior Lien Series 2014 C-3 (AGM) (AA/A2)
2,175,000	5.000	07/01/2032	2,441,437
1,750,000	5.000	07/01/2033	1,957,358
Michigan Finance Authority Local Government Loan Program RB Refunding for Detroit Water and Sewerage Department Sewage Disposal System Second Lien Series 2015 C (A/A3)
355,000	5.000	07/01/2033	400,529
Michigan Finance Authority Local Government Loan Program RB Refunding for Detroit Water and Sewerage Department Water Supply System Local Project Senior Lien Series 2014 D-1 (AGM) (AA/A2)
2,600,000	5.000	07/01/2035	2,898,506
Michigan Finance Authority Local Government Loan Program RB Refunding for Detroit Water and Sewerage Department Water Supply System Local Project Senior Lien Series 2015 D-1 (AA-/A2)
1,250,000	5.000	07/01/2034	1,417,450
Michigan Finance Authority Local Government Loan Program RB Refunding for Detroit Water and Sewerage Department Water Supply System Local Project Senior Lien Series 2015 D-2 (A+/A3)
2,100,000	5.000	07/01/2034	2,381,316
Michigan Finance Authority Local Government Loan Program RB Refunding for Detroit Water and Sewerage Department Water Supply System Series 2015 D-1 (AA-/A2)
750,000	5.000	07/01/2035	848,453
Michigan Strategic Fund Limited Obligation RB for I-75 Improvement Project Series 2018 (AMT) (AGM) (AA/A2)
22,545,000	4.125	06/30/2035	23,620,171
7,065,000	4.500	06/30/2048	7,514,122
Michigan Tobacco Settlement Finance Authority RB for Capital Appreciation Series 2007 B (CCC+/NR)(b)
238,600,000	0.000	06/01/2052	12,500,254
Michigan Tobacco Settlement Finance Authority RB for Capital Appreciation Series 2007 C (CCC/NR)(b)
180,100,000	0.000	06/01/2052	9,354,394

			134,269,868

Minnesota – 0.7%
City of St Cloud RB Refunding for CentraCare Health System Obligated Group Series 2019 (AA-/A2)
5,725,000	5.000	05/01/2048	6,690,865
2,300,000	4.000	05/01/2049	2,419,255
Duluth Economic Development Authority Health Care Facilities RB for St. Luke’s Hospital Series 2012 (NR/NR)
2,500,000	5.750	06/15/2032	2,724,925
3,750,000	6.000	06/15/2039	4,121,287

74	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Minnesota – (continued)
Duluth Economic Development Authority Health Care Facilities RB Refunding for Essentia Health Obligated Group Series 2018 A (A-/NR)
$3,265,000	4.250%	02/15/2048	$3,424,626
23,575,000	5.250	02/15/2053	26,882,101
Minnesota Higher Education Facilities Authority RB Refunding for Bethel University Project Series 2017 (BBB-/NR)
2,400,000	5.000	05/01/2047	2,584,848

			48,847,907

Mississippi – 0.2%
Mississippi Business Finance Corp. Solid Waste Disposal RB for Waste Pro USA, Inc. Project Series 2017 (AMT) (NR/NR)(d)(f)(g)
2,000,000	5.000	08/01/2022	2,078,120
Mississippi Business Finance Corp. System Energy Resources Inc. RB Series 2019 (BBB+/Baa3)
9,800,000	2.500	04/01/2022	9,839,984

			11,918,104

Missouri – 0.3%
Branson Regional Airport Transportation Development District Taxable RB for Branson Airport Project Series 2018 A (NR/NR)(d)(g)
447,529	5.000	04/01/2023	68,409
Branson Regional Airport Transportation Development District Taxable RB for Branson Airport Project Series 2018 B (NR/NR)(d)(g)
2,259,512	5.000	04/01/2023	345,389
Cape Girardeau County IDA Health Facilities RB Refunding for South Eastern Health Series 2017 A (BBB-/Baa3)
1,925,000	5.000	03/01/2036	2,139,445
I-470 Western Gateway Transportation Development District RB Series 2019 A (NR/NR)(d)
4,750,000	5.250	12/01/2048	4,830,560
Kansas City Missouri Industrial Development Authority Senior Sales Tax RB Refunding and Improvement Bonds for Ward Parkway Center Community Improvement District Series 2016 A (NR/NR)(d)
1,000,000	5.000	04/01/2036	1,020,100
1,150,000	5.000	04/01/2046	1,156,739
Missouri Health & Educational Facilities Authority RB for Kansas City Art Institute Series 2018 (A-/NR)
2,430,000	5.000	09/01/2043	2,752,850
2,470,000	5.000	09/01/2048	2,794,879
Missouri Health & Educational Facilities Authority RB Series 2000 B (AA+/Aa1)(f)(g)
7,000,000	1.500	04/01/2019	7,000,000
St. Louis IDA Financing RB Refunding for Ballpark Village Development Project Series 2017 A (NR/NR)
1,900,000	4.750	11/15/2047	1,961,199
Stone Canyon Community Improvement District RB for Public Infrastructure Improvement Project Series 2007 (NR/NR)(i)
1,250,000	5.750	04/01/2027	350,000

			24,419,570

Municipal Bonds – (continued)
Nevada – 0.3%
City of Las Vegas Special Improvement District No. 607 for Local Improvement Refunding Series 2013 (NR/NR)
645,000	4.000	06/01/2019	646,180
545,000	4.000	06/01/2020	552,548
700,000	4.000	06/01/2021	715,575
380,000	5.000	06/01/2022	401,584
335,000	5.000	06/01/2023	357,375
200,000	4.250	06/01/2024	205,782
215,000	5.000	06/01/2024	229,268
City of Las Vegas Special Improvement District No. 813 for Summerlin Village 26 Local Improvement Bonds Series 2017 (NR/NR)
320,000	4.250	06/01/2037	317,584
475,000	4.375	06/01/2042	466,488
545,000	4.500	06/01/2047	540,667
Clark County School District Building GO Bonds Series 2018 A (A+/A1)
7,335,000	5.000	06/15/2033	8,656,254
Henderson Local Improvement District No. T-16 Special Assessment Limited Obligation Series 2005 (NR/NR)
1,830,000	5.000	03/01/2020	1,815,543
1,830,000	5.100	03/01/2021	1,801,672
955,000	5.100	03/01/2022	930,170
2,560,000	5.125	03/01/2025	2,428,646
Henderson Local Improvement District No. T-18 Limited Obligation Series 2016 (NR/NR)
2,200,000	4.000	09/01/2035	2,137,960

			22,203,296

New Hampshire – 1.3%
New Hampshire Business Finance Authority RB Refunding for Waste Management, Inc. Series 2018 A (AMT) (A-/NR)(c)
(SIFMA Municipal Swap Index Yield + 0.75%),
16,450,000	2.250	10/01/2021	16,404,927
New Hampshire Health and Education Facilities Authority RB Refunding Dartmouth-Hitchcock Obligation Group Series 2017 A (A/NR)
6,275,000	5.000	08/01/2032	7,274,733
6,595,000	5.000	08/01/2033	7,619,731
6,930,000	5.000	08/01/2034	7,985,578
7,290,000	5.000	08/01/2035	8,373,440
7,660,000	5.000	08/01/2036	8,760,436
8,055,000	5.000	08/01/2037	9,179,236
8,470,000	5.000	08/01/2038	9,617,261
8,900,000	5.000	08/01/2039	10,085,035
9,360,000	5.000	08/01/2040	10,573,337

			95,873,714

New Jersey – 7.3%
Atlantic City Tax Appeal Refunding Bonds Series 2017 A (BAM) (ST AID WITHHLDG) (AA/Baa1)
725,000	5.000	03/01/2032	836,490
965,000	5.000	03/01/2037	1,093,027
1,205,000	5.000	03/01/2042	1,350,612

The accompanying notes are an integral part of these financial statements.	75

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)

March 31, 2019

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
New Jersey – (continued)
New Jersey Economic Development Authority Cigarette Tax RB Refunding Series 2012 (BBB+/Baa1)
$2,500,000	5.000%	06/15/2026	$2,694,325
1,000,000	5.000	06/15/2028	1,072,740
New Jersey Economic Development Authority Energy Facilities RB for UMM Energy Partners, LLC Project Series 2012 A (AMT) (NR/Baa2)
1,000,000	4.750	06/15/2032	1,035,060
1,000,000	5.000	06/15/2037	1,036,730
1,000,000	5.125	06/15/2043	1,038,020
New Jersey Economic Development Authority Motor Vehicle Surcharges RB Refunding Subordinate Series 2017 A (BBB+/Baa2)
3,500,000	4.000	07/01/2032	3,610,565
New Jersey Economic Development Authority Private Activity RB for Goethals Bridge Replacement Project Series 2013 (AMT) (BBB-/NR)
1,000,000	5.375	01/01/2043	1,103,840
New Jersey Economic Development Authority RB for Provident Group – Kean Properties L.L.C. – Kean University Student Housing Project Series 2017 A (BBB-/NR)
500,000	5.000	07/01/2037	541,655
1,150,000	5.000	07/01/2047	1,236,997
New Jersey Economic Development Authority RB for School Facilities Construction Series 2016 AAA (BBB+/Baa1)
4,500,000	5.000	06/15/2041	4,855,050
New Jersey Economic Development Authority Special Facilities RB for Continental Airlines, Inc. Project Series 1998 (AMT) (BB/Ba3)
7,500,000	5.500	04/01/2028	7,515,975
New Jersey Economic Development Authority Special Facilities RB for Continental Airlines, Inc. Project Series 1999 (BB/Ba3)
8,500,000	5.250	09/15/2029	9,282,850
New Jersey Economic Development Authority Special Facilities RB for Continental Airlines, Inc. Project Series 2000 A (AMT) (BB/Ba3)
5,000,000	5.625	11/15/2030	5,695,100
New Jersey Economic Development Authority Special Facilities RB for Continental Airlines, Inc. Project Series 2000 B (AMT) (BB/Ba3)
5,000,000	5.625	11/15/2030	5,695,100
New Jersey Economic Development Authority State Lease RB for Health Department Project Series 2018 A (BBB+/Baa1)
2,470,000	5.000	06/15/2047	2,659,128
New Jersey Economic Development Authority State Lease RB for Juvenile Justice Commission Facilities Project Series 2018 C (BBB+/Baa1)
5,000,000	5.000	06/15/2042	5,409,100
New Jersey Health Care Facilities Financing Authority RB Refunding for Trinitas Regional Medical Center Series 2017 A (BBB/Baa2)
1,000,000	5.000	07/01/2028	1,160,440
1,000,000	5.000	07/01/2029	1,156,250
900,000	5.000	07/01/2030	1,032,678

Municipal Bonds – (continued)
New Jersey – (continued)
New Jersey Health Care Facilities Financing Authority RB Refunding for University Hospital Series 2015 A (AGM) (AA/A2)
9,700,000	4.125	07/01/2038	10,102,744
5,600,000	5.000	07/01/2046	6,177,472
New Jersey Transportation Trust Fund Authority RB Capital Appreciation for Transportation System Bonds Series 2006 C (AMBAC) (BBB+/Baa1)(b)
134,115,000	0.000	12/15/2035	69,629,826
63,370,000	0.000	12/15/2036	31,187,545
New Jersey Transportation Trust Fund Authority RB Capital Appreciation for Transportation System Bonds Series 2008 A (BBB+/Baa1)(b)
41,545,000	0.000	12/15/2035	21,569,333
5,000,000	0.000	12/15/2038	2,204,950
New Jersey Transportation Trust Fund Authority RB Capital Appreciation for Transportation System Bonds Series 2010 A (BBB+/Baa1)(b)
12,000,000	0.000	12/15/2026	9,444,720
9,180,000	0.000	12/15/2029	6,251,488
1,900,000	0.000	12/15/2034	1,033,239
New Jersey Transportation Trust Fund Authority RB for Federal Highway Reimbursement Notes Subseries 2016 A-1 (A+/Baa1)
3,335,000	5.000	06/15/2030	3,782,790
New Jersey Transportation Trust Fund Authority RB for Transportation Program Bonds Series 2014 AA (BBB+/Baa1)
26,070,000	5.000	06/15/2038	27,773,935
New Jersey Transportation Trust Fund Authority RB for Transportation Program Bonds Series 2015 AA (BBB+/Baa1)
2,500,000	5.250	06/15/2041	2,711,775
5,075,000	5.000	06/15/2045	5,404,977
1,750,000	5.000	06/15/2046	1,861,387
New Jersey Transportation Trust Fund Authority RB for Transportation System Bonds Series 2006 C (AGM) (AA/A2)(b)
11,150,000	0.000	12/15/2033	6,614,737
25,400,000	0.000	12/15/2034	14,377,416
New Jersey Transportation Trust Fund Authority RB for Transportation System Bonds Series 2006 C (NATL-RE) (BBB+/Baa1)(b)
12,500,000	0.000	12/15/2027	9,481,125
23,445,000	0.000	12/15/2030	15,348,269
New Jersey Transportation Trust Fund Authority RB for Transportation System Series 2008 A (BBB+/Baa1)(b)
52,985,000	0.000	12/15/2036	26,076,568
48,000,000	0.000	12/15/2037	22,346,880
New Jersey Transportation Trust Fund Authority RB for Transportation System Series 2009 A (BBB+/Baa1)(b)
2,550,000	0.000	12/15/2033	1,450,772
25,000,000	0.000	12/15/2038	11,024,750
740,000	0.000	12/15/2039	308,802
New Jersey Transportation Trust Fund Authority RB for Transportation System Series 2011 A (ST APPROP) (BBB+/Baa1)
4,350,000	5.500	06/15/2041	4,547,925
New Jersey Transportation Trust Fund Authority RB for Transportation System Series 2011 B (BBB+/Baa1)
12,875,000	5.000	06/15/2042	13,318,415

76	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
New Jersey – (continued)
New Jersey Transportation Trust Fund Authority RB Refunding for Federal Highway Reimbursement Notes Series 2018 A (A+/Baa1)
$5,765,000	5.000%	06/15/2030	$6,539,067
4,600,000	5.000	06/15/2031	5,191,744
New Jersey Transportation Trust Fund Authority RB Refunding for Transportation System Bonds Series 2018 A (BBB+/Baa1)
6,070,000	4.000	12/15/2031	6,329,371
7,280,000	5.000	12/15/2033	8,156,803
6,070,000	5.000	12/15/2035	6,753,421
7,585,000	5.000	12/15/2036	8,404,939
5,275,000	4.250	12/15/2038	5,423,175
New Jersey Transportation Trust Fund Authority Transportation Programme RB Series 2019 AA (BBB+/Baa1)
5,675,000	5.000	06/15/2034	6,347,090
20,000,000	5.250	06/15/2043	22,295,800
New Jersey Turnpike Authority RB Series 2019 A (A+/A2)
28,250,000	4.000	01/01/2048	29,985,398
South Jersey Port Corp. Subordinated Marine Terminal RB Series 2017 B (AMT) (NR/Baa1)
25,675,000	5.000	01/01/2048	28,170,867
Tobacco Settlement Financing Corp. RB Series 2018 B (BBB/NR)
11,250,000	5.000	06/01/2046	11,866,838

			530,608,085

New Mexico – 0.2%
Farmington New Mexico PCRB Refunding for Public Service Co. of New Mexico San Juan Project Series 2010 D (BBB+/Baa2)
14,000,000	5.900	06/01/2040	14,591,500
Farmington New Mexico PCRB Refunding for Public Service Co. of New Mexico San Juan Project Series 2010 F (AMT) (BBB+/Baa2)
1,500,000	6.250	06/01/2040	1,568,490

			16,159,990

New York – 3.1%
Brooklyn Arena Local Development Corp. Pilot RB Refunding for Barclays Center Series 2016 A (AGM) (AA/A2)
1,240,000	3.000	07/15/2043	1,173,685
Chautauqua County Industrial Development Agency Exempt Facility RB for Dunkirk NRG Power Project Series 2009 (BBB-/Baa3)
2,650,000	5.875	04/01/2042	2,721,841
Hempstead Town Local Development Corp. RB Refunding for Molloy College Project Series 2017 (BBB/NR)
645,000	5.000	07/01/2030	747,155
865,000	5.000	07/01/2033	983,029
815,000	5.000	07/01/2035	921,097
640,000	5.000	07/01/2036	721,376
455,000	5.000	07/01/2038	509,682
New York City GO Bonds Fiscal 2006 Series H Subseries H2 (AA/Aa1)(f)(g)
6,725,000	1.500	04/01/2019	6,725,000
New York City GO Bonds Fiscal 2014 Series I Subseries I-2 (AA/Aa1)(f)(g)
7,060,000	1.500	04/01/2019	7,060,000

Municipal Bonds – (continued)
New York – (continued)
New York City Housing Development Corp. Multi-Family Mortgage RB for 8 Spruce Street Series 2014 F (NR/NR)
2,000,000	4.500	02/15/2048	2,081,180
New York City Industrial Development Agency PILOT RB for Queens Baseball Stadium Project Series 2009 (ASSURED GTY) (AA/A3)
1,000,000	6.125	01/01/2029	1,003,440
3,000,000	6.375	01/01/2039	3,010,200
5,000,000	6.500	01/01/2046	5,017,700
New York City Resource Corp. RB Refunding for YMCA of Greater New York Project Series 2015 (A-/Baa1)
1,000,000	5.000	08/01/2040	1,116,600
New York City Transitional Finance Authority RB Future Tax Subordinate Fiscal 2018 Subseries B-4 (AAA/Aa1)(f)(g)
6,955,000	1.500	04/01/2019	6,955,000
New York City Water & Sewer System Second General Resolution RB Refunding Series 2019 EE (AA+/Aa1)
34,750,000	4.000	06/15/2040	37,839,970
New York State Dormitory Authority Personal Income Tax General Purpose RB Refunding Series 2018 A (AA+/Aa1)
12,000,000	4.000	03/15/2048	12,836,400
New York State Urban Development Corporation Personal Income General Purpose RB Series 2019 A (AA+/Aa1)
13,620,000	4.000	03/15/2048	14,626,927
New York Transportation Development Corp. RB for Delta Air Lines, Inc. Series 2018 (AMT) (BBB-/Baa3)
5,025,000	5.000	01/01/2033	5,840,306
3,600,000	5.000	01/01/2034	4,169,664
5,565,000	4.000	01/01/2036	5,766,342
7,175,000	5.000	01/01/2036	8,238,622
New York Transportation Development Corp. Special Facility RB for Laguardia Airport Terminal B Redevelopment Project Series 2016 A (AMT) (AGM) (AA/A2)
5,000,000	4.000	07/01/2035	5,193,700
12,600,000	4.000	01/01/2051	12,843,810
New York Transportation Development Corp. Special Facility RB for Laguardia Airport Terminal B Redevelopment Project Series 2016 A (AMT) (BBB/Baa3)
9,480,000	4.000	07/01/2033	9,824,314
5,000,000	5.000	07/01/2034	5,502,900
12,500,000	4.000	07/01/2041	12,731,375
4,540,000	5.000	07/01/2041	4,931,938
21,200,000	5.250	01/01/2050	23,120,932
New York Transportation Development Corp. Special Facility RB Refunding for Laguardia Airport Terminal B Redevelopment Project Series 2016 A (AMT) (BBB/Baa3)
12,250,000	5.000	07/01/2046	13,259,522
Newburgh New York GO Serial Bonds Series 2012 A (NR/Baa2)
1,565,000	5.750	06/15/2035	1,702,423
Troy City Capital Resource Corp. RB for Rensselaer Polytechnic Institute Project Series 2010 A (BBB+/A3)
5,000,000	5.125	09/01/2040	5,206,150
Westchester County Local Development Corporation RB for Westchester Medical Center Obligated Group Project Series 2016 (BBB-/Baa2)
4,375,000	5.000	11/01/2046	4,786,775

			229,169,055

The accompanying notes are an integral part of these financial statements.	77

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)

March 31, 2019

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
North Carolina – 0.1%
Columbus County Industrial Facilities and Pollution Control Financing Authority Recovery Zone Facility RB Series 2010 A (BBB/Baa2)
$1,000,000	5.700%	05/01/2034	$1,038,020
North Carolina Medical Care Commission Health Care Facilities RB Refunding First Mortgage for Lutheran Services for the Aging Series 2012 A (NR/NR)
3,800,000	4.750	03/01/2032	3,929,314
1,000,000	5.000	03/01/2037	1,040,900
1,000,000	5.000	03/01/2042	1,038,090
North Carolina Medical Care Commission Retirement Facilities RB Refunding First Mortgage for United Church Homes and Services Series 2015 A (NR/NR)
1,000,000	4.500	09/01/2030	1,028,320
2,000,000	5.000	09/01/2037	2,094,440

			10,169,084

Ohio – 4.3%
Bowling Green City Student Housing RB for CFP I LLC – Bowling Green State University Project Series 2010 (NR/NR)(e)
7,000,000	6.000	06/01/2020	7,360,290
Buckeye Ohio Tobacco Settlement Financing Authority RB Asset-Backed Bonds for Capital Appreciation 1st Subordinate Series 2007 B (BBB+/NR)(b)
293,270,000	0.000	06/01/2047	17,657,787
Buckeye Ohio Tobacco Settlement Financing Authority RB Asset-Backed Bonds for Capital Appreciation 2nd Subordinate Series 2007 C (NR/NR)(b)
686,320,000	0.000	06/01/2052	17,226,632
Buckeye Ohio Tobacco Settlement Financing Authority RB Senior Turbo Asset-Backed Bonds Series 2007 A-2 (B-/B3)
2,500,000	5.875	06/01/2047	2,437,650
Buckeye Ohio Tobacco Settlement Financing Authority RB Senior Turbo Asset-Backed Bonds Series 2007 A-2 (B-/Caa3)
85,225,000	5.125	06/01/2024	81,283,344
35,615,000	5.875	06/01/2030	34,801,909
Buckeye Ohio Tobacco Settlement Financing Authority RB Senior Turbo Asset-Backed Bonds Series 2007 A-3 (B-/Caa1)
23,905,000	6.250	06/01/2037	23,977,671
Centerville Ohio Health Care RB Refunding and Improvement for Graceworks Lutheran Services Series 2017 (NR/NR)
2,400,000	5.250	11/01/2037	2,553,216
2,700,000	5.250	11/01/2047	2,838,807
2,320,000	5.250	11/01/2050	2,430,850
Cleveland Airport Special RB for Continental Airlines, Inc. Project Series 1998 (BB/Ba3)
22,320,000	5.375	09/15/2027	22,372,452
Cuyahoga County Ohio Hospital RB Refunding for Metrohealth System Series 2009 B (BBB-/Baa3)
29,500,000	8.223	02/15/2040	36,768,505
Cuyahoga County Ohio Hospital RB Refunding for Metrohealth System Series 2017 (BBB-/Baa3)
6,250,000	5.000	02/15/2037	6,842,750
7,500,000	5.000	02/15/2042	8,147,175
7,500,000	4.750	02/15/2047	7,785,825
1,500,000	5.000	02/15/2057	1,607,190
1,000,000	5.500	02/15/2057	1,114,320

Municipal Bonds – (continued)
Ohio – (continued)
Hamilton County Health Care RB Refunding for Life Enriching Community Project Series 2012 (BBB-/NR)
2,000,000	5.000	01/01/2042	2,066,020
1,610,000	5.000	01/01/2046	1,660,892
Muskingum County Hospital Facilities RB Refunding for Genesis Healthcare System Project Series 2013 (BB+/Ba2)
8,000,000	5.000	02/15/2048	8,333,120
Ohio Air Quality Development Authority Exempt Facilities RB for Pratt Paper LLC Project Series 2017 (AMT) (NR/NR)(d)
2,400,000	3.750	01/15/2028	2,500,320
2,880,000	4.250	01/15/2038	2,971,555
18,110,000	4.500	01/15/2048	18,869,715

			313,607,995

Oklahoma – 0.9%
Oklahoma Development Finance Authority Health System RB for OU Medicine Project Series 2018 B (AGM) (AA/A2)
2,400,000	4.000	08/15/2052	2,519,808
2,500,000	4.125	08/15/2057	2,628,950
Oklahoma Development Finance Authority Health System RB for OU Medicine Project Series 2018 B (BB+/Baa3)
15,000,000	5.500	08/15/2052	17,282,850
9,500,000	5.500	08/15/2057	10,879,685
Tulsa Municipal Airport Trust RB Refunding for American Airlines, Inc. Series 2001 A (AMT) (NR/NR)
2,680,000	5.500	12/01/2035	2,896,517
Tulsa Municipal Airport Trust RB Refunding for American Airlines, Inc. Series 2001 B (AMT) (NR/NR)
24,300,000	5.500	12/01/2035	26,263,197
Tulsa Municipal Airport Trust RB Refunding for American Airlines, Inc. Series 2015 (AMT) (BB-/NR)(f)(g)
3,500,000	5.000	06/01/2025	3,842,020

			66,313,027

Oregon – 0.1%
University of Oregon RB Series 2015 A (AA-/Aa2)
7,345,000	5.000	04/01/2045	8,283,103

Pennsylvania – 3.1%
Allegheny County Higher Education Building Authority RB for Chatham University Series 2012 A (BBB-/NR)
1,500,000	5.000	09/01/2030	1,567,830
1,000,000	5.000	09/01/2035	1,035,780
Allegheny County Hospital Development Authority RB Refunding for Allegheny Health Network Obligated Group Series 2018 A (A/NR)
30,000,000	4.000	04/01/2044	30,763,800
Allentown Neighborhood Improvement Zone Development Authority Tax RB for City Center Refunding Project Series 2017 (NR/Ba3)(d)
2,000,000	5.000	05/01/2027	2,232,480
1,400,000	5.000	05/01/2032	1,545,558
6,950,000	5.000	05/01/2042	7,475,281
Allentown Neighborhood Improvement Zone Development Authority Tax RB for City Center Refunding Project Series 2018 (NR/Ba3)(d)
250,000	5.000	05/01/2028	281,435

78	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Pennsylvania – (continued)
Allentown Neighborhood Improvement Zone Development Authority Tax RB for City Center Refunding Project Series 2018 (NR/Ba3)(d) – (continued)
$1,000,000	5.000%	05/01/2033	$1,109,230
2,750,000	5.000	05/01/2042	2,978,497
Allentown Neighborhood Improvement Zone Development Authority Tax RB Series 2012 A (NR/Baa3)
18,000,000	5.000	05/01/2042	18,638,100
Bucks County Industrial Development Authority RB Refunding for Pennswood Village Obligated Group Series 2018 A (BBB+/NR)
1,150,000	5.000	10/01/2037	1,265,230
Chester County IDA Student Housing RB for University Student Housing, LLC Project West Chester University Series 2013 A (NR/Baa3)
500,000	5.000	08/01/2035	526,175
1,000,000	5.000	08/01/2045	1,042,170
City of Philadelphia GO Bonds Series 2011 (A/A2)(e)
4,000,000	6.000	08/01/2020	4,237,800
Clairton Municipal Authority Sewer RB Series 2012 B (BBB+/NR)
1,000,000	5.000	12/01/2042	1,064,810
Commonwealth Financing Authority Tobacco Master Settlement Payment RB Series 2018 (A/A1)
1,900,000	5.000	06/01/2034	2,208,332
1,900,000	5.000	06/01/2035	2,197,863
Commonwealth Financing Authority Tobacco Master Settlement Payment RB Series 2018 (AGM) (AA/A1)
6,000,000	4.000	06/01/2039	6,297,420
County of Allegheny GO Notes Refunding Series 2007 C-59B (AGM) (AA/Aa3)(c)
(3 Mo. LIBOR + 0.55%),
830,000	2.383	11/01/2026	827,726
Cumberland County Municipal Authority RB for Diakon Lutheran Social Ministries Project Series 2015 (BBB+/NR)
1,500,000	5.000	01/01/2038	1,610,355
Franklin County Industrial Development Authority RB Refunding for Menno-Haven, Inc. Obligated Group Series 2018 (NR/NR)
1,100,000	5.000	12/01/2043	1,153,977
900,000	5.000	12/01/2048	939,204
1,750,000	5.000	12/01/2053	1,812,300
Geisinger Authority Health System RB for Geisinger Health System Series 2007 (AA/Aa3)(c)
(3 Mo. LIBOR + 0.77%),
52,950,000	2.603	05/01/2037	49,487,070
General Authority of Southcentral Pennsylvania RB Refunding WellSpan Health Obligation Group Series 2019 A (AA-/Aa3)(h)
1,300,000	4.000	06/01/2044	1,374,802
2,300,000	5.000	06/01/2044	2,711,815
5,700,000	4.000	06/01/2049	5,986,596
4,150,000	5.000	06/01/2049	4,868,241
Lancaster County Hospital Authority Health Facilities RB for St. Anne’s Retirement Community, Inc. Project Series 2012 (BB+/NR)
1,400,000	5.000	04/01/2027	1,443,568
1,500,000	5.000	04/01/2033	1,530,075

Municipal Bonds – (continued)
Pennsylvania – (continued)
Pennsylvania Economic Development Financing Authority Sewage Sludge Disposal RB for Philadelphia Biosolids Facility Project Series 2009 (BBB+/Baa3)
7,400,000	6.250	01/01/2032	7,579,894
Pennsylvania Economic Development Financing Authority Special Facilities RB for US Airways Group, Inc. Project Series 2010 B (BB-/B1)
2,460,000	8.000	05/01/2029	2,607,034
Pennsylvania Higher Educational Facilities Authority RB for Foundation for Indiana University of Pennsylvania Series 2007 A (XLCA) (BBB/WR)(c)
(3 Mo. LIBOR + 0.60%),
12,005,000	2.474	07/01/2027	11,675,343
(3 Mo. LIBOR + 0.65%),
10,750,000	2.524	07/01/2039	9,319,282
Pennsylvania Higher Educational Facilities Authority RB for La Salle University Series 2012 (BBB-/NR)
4,000,000	5.000	05/01/2042	4,128,120
Pennsylvania Higher Educational Facilities Authority Student Housing RB Refunding for University Properties, Inc. Student Housing Project Series 2016 A (NR/Baa3)
365,000	5.000	07/01/2031	400,003
400,000	5.000	07/01/2035	432,240
Pennsylvania Turnpike Commission RB Subordinate Series 2017 B-1 (A-/A3)
3,875,000	5.250	06/01/2047	4,396,808
Philadelphia Hospitals and Higher Education Facilities Authority RB Refunding for Temple University Health System Obligation Group Series 2017 (BBB-/Ba1)
500,000	5.000	07/01/2028	570,610
2,000,000	5.000	07/01/2029	2,267,060
3,000,000	5.000	07/01/2030	3,378,720
2,615,000	5.000	07/01/2031	2,921,086
1,000,000	5.000	07/01/2032	1,109,310
4,500,000	5.000	07/01/2033	4,976,010
Scranton Redevelopment Authority RB Refunding for Guaranteed Lease Series 2016 A (MUN GOVT GTD) (BB+/NR)
1,495,000	5.000	11/15/2021	1,535,514
2,450,000	5.000	11/15/2028	2,492,998
State Public School Building Authority RB Refunding for Philadelphia School District Project Series 2016 A (AGM) (ST AID WITHHLDG) (AA/A2)
2,500,000	5.000	06/01/2031	2,916,700
Susquehanna Area Regional Airport Authority RB Refunding for Airport System Series 2017 (AMT) (NR/Baa3)
1,100,000	5.000	01/01/2035	1,226,940
2,325,000	5.000	01/01/2038	2,578,030
Washington County Redevelopment Authority RB Refunding for Victory Center Tax Increment Financing Project Series 2018 (BB/NR)
1,000,000	5.000	07/01/2028	1,042,960
1,000,000	5.000	07/01/2035	1,029,200

			228,797,382

The accompanying notes are an integral part of these financial statements.	79

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)

March 31, 2019

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Puerto Rico – 5.0%
Commonwealth of Puerto Rico Public Improvement GO Unlimited Refunding Bonds 2011 E (D/Ca)(i)
$2,000,000	6.000%	07/01/2029	$1,145,000
Puerto Rico Commonwealth Aqueduct & Sewer Authority RB Senior Lien Series 2008 A (C/Ca)
7,495,000	6.000	07/01/2044	7,504,369
Puerto Rico Commonwealth Aqueduct & Sewer Authority RB Senior Lien Series 2012 A (C/Ca)
115,000	4.500	07/01/2027	109,825
370,000	5.000	07/01/2030	364,450
Puerto Rico Commonwealth GO Bonds for Public Improvement Series 2006 A (NR/Ca)(i)
115,000	5.250	07/01/2030	74,175
Puerto Rico Commonwealth GO Bonds Series 2014 A (D/Ca)(i)
40,295,000	8.000	07/01/2035	20,903,031
Puerto Rico Commonwealth GO Refunding Bonds for Public Improvement Series 2012 A (D/Ca)(i)
5,185,000	5.500	07/01/2039	2,735,088
Puerto Rico Commonwealth Highway & Transportation Authority RB Refunding Series 2005 L (AGC-ICC) (AA/A3)
360,000	5.250	07/01/2041	394,193
Puerto Rico Commonwealth Highway & Transportation Authority RB Refunding Series 2005 L (AMBAC) (NR/C)
28,730,000	5.250	07/01/2038	31,025,814
Puerto Rico Commonwealth Highway & Transportation Authority RB Refunding Series 2007 CC (AGM) (AA/A2)
300,000	5.250	07/01/2033	336,183
680,000	5.250	07/01/2034	761,002
1,025,000	5.250	07/01/2036	1,139,523
Puerto Rico Commonwealth Highway & Transportation Authority RB Series 2003 (NR/C)(i)
215,000	5.000	07/01/2028	28,488
Puerto Rico Commonwealth Infrastructure Financing Authority Special Tax RB Series 2005 C (AMBAC) (NR/C)
1,560,000	5.500	07/01/2023	1,676,641
1,050,000	5.500	07/01/2027	1,165,815
Puerto Rico Commonwealth Public Improvement GO Bonds Series 2007 A (D/Ca)(i)
4,000,000	5.250	07/01/2032	2,580,000
4,000,000	5.250	07/01/2037	2,580,000
Puerto Rico Commonwealth Public Improvement GO Refunding Bonds Series 2011 C (D/Ca)(i)
155,000	6.000	07/01/2035	88,738
205,000	6.500	07/01/2040	117,362
Puerto Rico Electric Power Authority RB Refunding Series 2007 UU (AGM) (AA/A2)(c)
(3 Mo. LIBOR + 0.52%),
52,372,000	2.394	07/01/2029	49,229,680
Puerto Rico Electric Power Authority RB Refunding Series 2007 VV (NATL-RE) (D/Baa2)
435,000	5.250	07/01/2035	463,440
Puerto Rico Electric Power Authority RB Refunding Series 2010 DDD (D/Ca)(i)
215,000	3.300	07/01/2019	148,350
80,000	3.500	07/01/2020	55,200

Municipal Bonds – (continued)
Puerto Rico – 5.0%
Puerto Rico Electric Power Authority RB Refunding Series 2010 DDD (D/Ca)(i) – (continued)
155,000	3.625	07/01/2021	106,950
60,000	3.750	07/01/2022	41,400
390,000	3.875	07/01/2023	269,100
Puerto Rico Electric Power Authority RB Refunding Series 2010 ZZ (D/Ca)(i)
3,130,000	5.000	07/01/2019	2,202,737
245,000	4.250	07/01/2020	169,050
25,000	5.250	07/01/2020	17,688
80,000	4.375	07/01/2021	55,200
100,000	4.375	07/01/2022	69,000
65,000	5.000	07/01/2022	45,744
190,000	4.500	07/01/2023	131,100
126,000	5.000	07/01/2024	88,672
90,000	4.625	07/01/2025	62,100
9,700,000	5.250	07/01/2026	6,862,750
Puerto Rico Electric Power Authority RB Refunding Series 2010 ZZ (NR/WR)(i)
65,000	3.700	07/01/2017	44,769
1,230,000	5.000	07/01/2017	859,462
145,000	4.250	07/01/2018	100,231
Puerto Rico Electric Power Authority RB Refunding Series 2012 A (D/Ca)(i)
19,720,000	5.000	07/01/2042	13,877,950
Puerto Rico Electric Power Authority RB Series 2005 SS (D/Ca)(i)
130,000	4.625	07/01/2030	89,700
Puerto Rico Electric Power Authority RB Series 2007 TT (D/Ca)(i)
275,000	4.200	07/01/2019	189,750
1,295,000	5.000	07/01/2032	911,356
1,385,000	5.000	07/01/2037	974,694
Puerto Rico Electric Power Authority RB Series 2008 WW (D/Ca)(i)
2,000,000	5.500	07/01/2020	1,420,000
3,765,000	5.250	07/01/2033	2,663,737
Puerto Rico Electric Power Authority RB Series 2010 AAA (D/Ca)(i)
130,000	5.250	07/01/2023	91,975
1,489,000	5.250	07/01/2027	1,053,467
2,119,000	5.250	07/01/2028	1,499,193
Puerto Rico Electric Power Authority RB Series 2010 BBB (D/Ca)(i)
90,000	5.400	07/01/2028	61,425
Puerto Rico Electric Power Authority RB Series 2010 CCC (D/Ca)(i)
80,000	5.000	07/01/2022	56,300
90,000	4.250	07/01/2023	62,100
60,000	4.500	07/01/2023	41,400
50,000	4.600	07/01/2024	34,500
195,000	4.625	07/01/2025	134,550
900,000	5.000	07/01/2025	633,375
25,000	5.000	07/01/2026	17,594
40,000	4.800	07/01/2027	27,600

80	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Puerto Rico – (continued)
Puerto Rico Electric Power Authority RB Series 2010 EEE (D/Ca)(i)
$1,175,000	5.950%	07/01/2030	$810,750
4,620,000	6.050	07/01/2032	3,234,000
115,000	6.250	07/01/2040	80,500
Puerto Rico Electric Power Authority RB Series 2010 XX (D/Ca)(i)
10,000	4.875	07/01/2027	6,900
7,590,000	5.250	07/01/2040	5,369,925
Puerto Rico Electric Power Authority RB Series 2010 YY (D/Ca)(i)
2,130,000	6.125	07/01/2040	1,491,000
Puerto Rico Electric Power Authority RB Series 2012 A (D/Ca)(i)
1,905,000	4.800	07/01/2029	1,314,450
Puerto Rico Electric Power Authority RB Series 2013 A (D/Ca)(i)
715,000	7.250	07/01/2030	521,950
5,210,000	7.000	07/01/2033	3,803,300
6,190,000	7.000	07/01/2040	4,518,700
Puerto Rico Electric Power Authority RB Series 2016 A-4 (NR/NR)(i)
747,236	10.000	07/01/2019	549,218
Puerto Rico Electric Power Authority RB Series 2016 B-4 (NR/NR)(i)
747,235	10.000	07/01/2019	549,218
Puerto Rico Electric Power Authority RB Series 2016 E-1 (NR/NR)(i)
5,036,850	10.000	01/01/2021	3,702,085
Puerto Rico Electric Power Authority RB Series 2016 E-2 (NR/NR)(i)
5,036,850	10.000	07/01/2021	3,702,085
Puerto Rico Electric Power Authority RB Series 2016 E-3 (NR/NR)(i)
1,678,950	10.000	01/01/2022	1,234,028
Puerto Rico Electric Power Authority RB Series 2016 E-4 (NR/NR)(i)
1,678,950	10.000	07/01/2022	1,234,028
Puerto Rico Highway & Transportation Authority RB Refunding Series 2005 L (NATL-RE) (NR/Baa2)
830,000	5.250	07/01/2035	882,431
Puerto Rico Highway & Transportation Authority RB Refunding Series 2007 N (ASSURED GTY) (AA/A3)
265,000	5.250	07/01/2034	296,567
960,000	5.250	07/01/2036	1,067,193
Puerto Rico Highway & Transportation Authority RB Refunding Series 2007 N (AMBAC) (NR/C)
3,410,000	5.250	07/01/2031	3,732,757
Puerto Rico Highway & Transportation Authority RB Refunding Series 2007 N (NATL-RE) (NR/Baa2)
510,000	5.250	07/01/2033	545,975
Puerto Rico Highway & Transportation Authority RB Series 1998 A (NATL-RE-IBC) (NR/Baa2)
4,920,000	4.750	07/01/2038	4,895,449
Puerto Rico Infrastructure Financing Authority Special Tax RB Series 2005 A (AMBAC) (NR/C)(b)
4,785,000	0.000	07/01/2034	2,082,911
3,750,000	0.000	07/01/2035	1,528,575

Municipal Bonds – (continued)
Puerto Rico – (continued)
Puerto Rico Public Buildings Authority RB Refunding for Government Facilities Series 2009 P (COMWLTH GTD) (NR/Ca)(i)
1,000,000	6.125	07/01/2023	732,500
Puerto Rico Sales Tax Financing Corporation Sales Tax Capital Appreciation Restructured RB Series 2018 A-1 (NR/NR)(b)
2,025,000	0.000	07/01/2024	1,700,251
6,880,000	0.000	07/01/2027	5,130,003
4,736,000	0.000	07/01/2029	3,140,299
4,301,000	0.000	07/01/2031	2,544,386
4,843,000	0.000	07/01/2033	2,570,083
76,371,000	0.000	07/01/2046	16,427,402
39,344,000	0.000	07/01/2051	6,225,008
Puerto Rico Sales Tax Financing Corporation Sales Tax Restructured RB Series 2018 A-1 (NR/NR)
3,939,000	4.500	07/01/2034	3,982,447
2,312,000	4.550	07/01/2040	2,275,054
23,051,000	4.750	07/01/2053	21,856,267
55,274,000	5.000	07/01/2058	54,613,476
Puerto Rico Sales Tax Financing Corporation Sales Tax Restructured RB Series 2018 A-2 (NR/NR)
35,148,000	4.550	07/01/2040	31,018,462
549,000	4.750	07/01/2053	470,778
7,663,000	5.000	07/01/2058	6,705,202

			366,138,599

Rhode Island – 0.2%
Rhode Island Health and Educational Building Corp. RB Refunding for Care New England Series 2013 A (BBB-/NR)(e)
2,500,000	6.000	09/01/2023	2,957,550
Tobacco Settlement Financing Corp. RB Asset-Backed Bonds Series 2007 B (CCC/NR)(b)
124,220,000	0.000	06/01/2052	11,858,041

			14,815,591

South Carolina – 0.3%
Lancaster County Assessment RB for Edgewater Improvement District Series 2003 A (NR/NR)
3,262,000	6.875	11/01/2035	3,271,036
South Carolina Jobs – Economic Development Authority Hospital RB Refunding for Palmetto Health Series 2011 A (AGM) (AA/WR)(e)
4,000,000	6.500	08/01/2021	4,451,400
South Carolina Jobs-Economic Development Authority RB for ACTS Retirement-Life Communities, Inc. Obligated Group Series 2018 C (A-/NR)
2,365,000	5.000	11/15/2047	2,622,288
South Carolina Public Service Authority RB Tax-Exempt Series 2015 E (A+/A2)
7,790,000	5.250	12/01/2055	8,686,785

			19,031,509

Tennessee – 0.3%
Greeneville Health & Educational Facilities Board RB for Ballad Health Obligated Group Series 2018 A (A-/Baa1)
5,230,000	4.000	07/01/2040	5,370,948

The accompanying notes are an integral part of these financial statements.	81

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)

March 31, 2019

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Tennessee – (continued)
Johnson City Health & Educational Board Retirement Facilities RB for Mountain States Health Alliance Series 2012 A (A-/Baa1)
$1,500,000	5.000%	08/15/2042	$1,588,425
Johnson City Health & Educational Facilities Board RB for Mountain States Health Alliance Series 2010 A (A-/Baa1)(e)
5,500,000	6.500	07/01/2020	5,832,695
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board RB for Vanderbilt University Medical Center Series 2016 A (NR/A3)
2,500,000	5.000	07/01/2040	2,800,325
Nashville Metropolitan Development & Housing Agency RB for Fifth+ Broadway Development Project Series 2018 (NR/NR)(d)
850,000	5.125	06/01/2036	909,917
Shelby County Health Educational & Housing Facilities Board RB Refunding for The Village at Germantown Residential Care Facility Mortgage Series 2012 (NR/NR)
2,000,000	5.375	12/01/2047	2,061,780

			18,564,090

Texas – 5.0%
Argyle Special Assessment RB for Waterbrook of Argyle Public Improvement District Project Series 2018 (NR/NR)(d)
825,000	4.250	09/01/2023	825,446
500,000	4.625	09/01/2028	499,225
2,160,000	5.125	09/01/2038	2,166,307
2,580,000	5.250	09/01/2047	2,589,391
Bexar County Texas Health Facilities Development Corp. RB for Army Retirement Residence Foundation Project Series 2010 (BBB/NR)(e)
3,250,000	6.200	07/01/2020	3,430,862
Board of Managers, Joint Guadalupe County – City of Seguin Hospital Mortgage Improvement RB Refunding Bonds Series 2015 (BB/NR)
1,950,000	5.250	12/01/2035	2,126,807
2,435,000	5.000	12/01/2040	2,543,625
Central Texas Regional Mobility Authority RB Refunding Senior Lien Series 2015 A (A-/Baa1)
3,900,000	5.000	01/01/2045	4,311,762
Central Texas Regional Mobility Authority RB Refunding Senior Lien Series 2016 (A-/Baa1)
1,600,000	5.000	01/01/2040	1,793,264
2,465,000	5.000	01/01/2046	2,738,615
City of Anna Special Assessment Bond for Hurricane Creek Public Improvement District Project Series 2019 (NR/NR)(d)
2,190,000	6.500	09/01/2048	2,219,587
City of Austin Special Assessment RB for Estancia Hill Country Public Improvement District Series 2018 (NR/NR)(d)
6,000,000	5.125	11/01/2033	6,173,640
City of Celina Texas Municipal Corp. Special Assessment RB for Glen Crossing Public Improvement District Phase#1B Project Series 2018 (NR/NR)(d)
400,000	5.500	09/01/2046	412,128

Municipal Bonds – (continued)
Texas – (continued)
City of Celina Texas Municipal Corp. Special Assessment RB for Glen Crossing Public Improvement District Phase#2 Project Series 2018 (NR/NR)
1,125,000	5.625	09/01/2038	1,158,907
1,700,000	5.750	09/01/2047	1,750,949
City of Celina Texas Municipal Corp. Special Assessment RB for Wells South Public Improvement District Major Improvement Area Project Series 2015 (NR/NR)
3,890,000	7.500	09/01/2045	4,174,592
City of Celina Texas Municipal Corp. Special Assessment RB for Wells South Public Improvement District Neighorhood Improvement Area #1 Project Series 2015 (NR/NR)
1,820,000	6.250	09/01/2045	1,889,961
City of Fate Special Assessment RB for Williamsburg Public Improvement District No. 1 Series 2018 (NR/NR)(d)
910,000	4.350	08/15/2039	910,318
1,920,000	4.500	08/15/2048	1,920,653
City of Hackberry Special Assessment RB for Riverdale Lake Public Improvement District No. 2 Phases 4-6 Project Series 2017 (NR/NR)
2,000,000	5.000	09/01/2047	2,045,400
City of Hackberry Special Assessment RB Refunding for Hackberry Public Improvement District No. 3 Phases #13-16 Project Series 2017 (NR/NR)
1,390,000	4.500	09/01/2037	1,392,849
1,175,000	5.000	09/01/2044	1,204,140
City of Hackberry Special Assessment RB Refunding for Hidden Cove Public Improvement District No. 2 Project Series 2017 (BBB-/NR)
2,235,000	4.500	09/01/2032	2,416,616
4,715,000	4.500	09/01/2038	4,993,232
City of Oak Point Special Assessment RB for Wildridge Public Improvement District No. 1 Series 2018 (NR/NR)(d)
1,355,000	4.125	09/01/2048	1,361,789
1,470,000	4.500	09/01/2048	1,478,908
City of Princeton Special Assessment RB for Arcadia Farms Public Improvement District Series 2018 (NR/NR)(d)
2,465,000	4.875	09/01/2048	2,494,605
City of Shenandoah Special Assessment RB for Metropark Public Improvement District Series 2018 (NR/NR)
500,000	4.500	09/01/2023	500,230
780,000	5.000	09/01/2028	778,806
1,935,000	5.600	09/01/2038	1,940,515
2,550,000	5.700	09/01/2047	2,559,078
Dallas County Flood Control District No. 1 Unlimited Tax GO Refunding Bonds Series 2015 (NR/NR)(d)
3,250,000	5.000	04/01/2032	3,397,940
Fort Bend County Industrial Development Corp. RB for NRG Energy, Inc. Project Series 2012 A (NR/Baa3)
1,545,000	4.750	05/01/2038	1,587,920
Fort Bend County Industrial Development Corp. RB for NRG Energy, Inc. Project Series 2012 B (NR/Baa3)
5,685,000	4.750	11/01/2042	5,835,311

82	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Texas – (continued)
Fort Worth Special Assessment RB for Fort Worth Public Improvement District No. 17 Major Improvement Project Series 2017 (NR/NR)(d)
$1,575,000	5.000%	09/01/2027	$1,637,433
895,000	5.000	09/01/2032	910,332
1,315,000	5.125	09/01/2037	1,327,913
Grand Parkway Transportation Corp. System Toll Convertible RB Series 2013 B (AA+/NR)(a)
15,140,000	0.000	10/01/2046	15,044,164
11,100,000	0.000	10/01/2047	11,008,758
Grand Parkway Transportation Corp. System Toll RB First Tier Series 2013 A (BBB/NR)
11,850,000	5.500	04/01/2053	13,177,318
Gulf Coast IDA RB for Exxon Mobil Project Series 2012 (AA+/ Aaa)(f)(g)
7,000,000	1.440	04/01/2019	7,000,000
Harris County Cultural Education Facilities Finance Corp. RB First Mortgage for Brazos Presbyterian Homes, Inc. Project Series 2013 B (BBB-/NR)(e)
3,030,000	7.000	01/01/2023	3,606,851
Harris County Toll Road RB Refunding Senior Lien Series 2007 B (AMBAC) (AA-/Aa2)(c)
(3 Mo. LIBOR + 0.67%),
23,855,000	2.468	08/15/2035	21,560,865
Hickory Creek Texas Special Assessment RB for Public Improvement District No. 1 Series 2017 (BBB-/NR)
595,000	3.750	09/01/2032	614,439
510,000	3.875	09/01/2037	525,402
955,000	4.000	09/01/2047	981,520
Houston Airport System RB for United Airlines, Inc. Airport Improvement Projects Series 2018 C (AMT) (BB/NR)
15,935,000	5.000	07/15/2028	18,566,347
Houston Airport System Special Facilities RB for Continental Airlines, Inc. Terminal Improvement Projects Series 2011 A (AMT) (BB/Ba3)
10,000,000	6.625	07/15/2038	10,761,700
Houston Airport System Special Facilities RB Refunding for United Airlines, Inc. Terminal E Project Series 2014 A (AMT) (BB/Ba3)
9,250,000	5.000	07/01/2029	10,218,013
Houston Airport System Special Facilities RB Refunding for United Airlines, Inc. Terminal Improvement Projects Series 2015 B-1 (AMT) (BB/NR)
9,250,000	5.000	07/15/2035	10,100,815
Joint Guadalupe County RB Refunding and Improvement Bonds for City of Seguin Hospital Mortgage Series 2015 (BB/NR)
1,950,000	5.000	12/01/2045	2,031,861
Justin Special Assessment RB for Timberbrook Public Improvement District No. 1 Major Improvement Area Project Series 2018 (NR/NR)(d)
510,000	4.500	09/01/2023	510,831
785,000	5.000	09/01/2028	787,434
1,170,000	5.375	09/01/2038	1,179,395
1,930,000	5.125	09/01/2047	1,947,138
1,500,000	5.500	09/01/2047	1,513,080

Municipal Bonds – (continued)
Texas – (continued)
Lower Neches Valley Authority Industrial Development Corporation Exxonmobil Project RB Series 2012 (AA+/Aaa)(f)(g)
7,000,000	1.470	04/01/2019	7,000,000
Matagorda County Texas Navigation District No. 1 PCRB Refunding for Central Power & Light Co. Project RMKT 07/01/09 Series 2001 A (A-/Baa1)
5,200,000	6.300	11/01/2029	5,357,976
Mission Economic Development Corp. Senior Lien RB for Natgasoline Project Series 2018 (AMT) (BB-/NR)(d)
17,450,000	4.625	10/01/2031	18,127,584
Montgomery County Toll Road Authority Senior Lien RB Series 2018 (BBB-/NR)
1,850,000	5.000	09/15/2043	2,008,675
2,800,000	5.000	09/15/2048	3,032,428
New Hope Cultural Education Facilities Finance Corp. Student Housing RB for Collegiate Housing Island Campus Project Series 2017 A (BB+/Ba1)
1,150,000	5.000	04/01/2037	1,172,759
1,900,000	5.000	04/01/2042	1,917,442
New Hope Cultural Education Facilities Finance Corp. Student Housing RB for Station II, LLC – Texas A&M University Collegiate Housing Corpus Christi Project Series 2016 A (BB/B1)
335,000	5.000	04/01/2031	343,141
300,000	5.000	04/01/2036	302,466
1,250,000	5.000	04/01/2048	1,223,150
New Hope Cultural Education Facilities Finance Corp. Student Housing RB for Tarleton State University Collegiate Housing Project Series 2015 A (BBB-/Baa3)
1,000,000	5.000	04/01/2047	1,052,310
New Hope Cultural Education Facilities Finance Corp. Student Housing RB for Texas A&M University at Galveston Collegiate Housing Project Series 2014 A (NR/Baa3)
1,385,000	4.750	04/01/2046	1,372,507
North Texas Tollway Authority RB First Tier Series 2009 A (A+/A1)
4,790,000	6.250	01/01/2039	4,805,520
North Texas Tollway Authority RB Refunding for Second Tier Series 2017 B (A/A2)
8,500,000	5.000	01/01/2048	9,661,440
North Texas Tollway Authority System RB Refunding First Tier Series 2016 A (A+/A1)
3,000,000	5.000	01/01/2039	3,412,860
Rowlett Special Assessment RB for Bayside Public Improvement District North Improvement Area Project Series 2016 (NR/NR)
175,000	5.750	09/15/2036	169,382
460,000	6.000	09/15/2046	442,649
Tarrant County Cultural Education Facilities Finance Corp. RB Refunding for Air Force Village Obligated Group Series 2016 (BB+/NR)
7,300,000	5.000	05/15/2045	7,605,651
Texas Municipal Gas Acquisition & Supply Corp. I RB Senior Lien Series 2006 B (A-/A2)(c)
(3 Mo. LIBOR + 0.70%),
7,200,000	2.449	12/15/2026	7,157,952

The accompanying notes are an integral part of these financial statements.	83

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)

March 31, 2019

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Texas – (continued)
Texas Municipal Gas Acquisition & Supply Corp. I RB Senior Lien Series 2008 D (A-/A2)
$17,465,000	6.250%	12/15/2026	$20,283,851
Texas Private Activity Bond Surface Transportation Corp. RB Senior Lien for Blueridge Transportation Group, LLC SH 288 Toll Lanes Project Series 2016 (AMT) (BBB-/Baa3)
3,900,000	5.000	12/31/2050	4,228,848
3,900,000	5.000	12/31/2055	4,216,602
Texas Private Activity Bond Surface Transportation Corp. RB Senior Lien for Mobility Partners LLC Series 2009 (BBB-/Baa2)
7,500,000	6.875	12/31/2039	7,767,825
Texas Private Activity Bond Surface Transportation Corp. RB Senior Lien for Mobility Partners LLC Series 2013 (AMT) (BBB-/Baa3)
5,000,000	6.750	06/30/2043	5,796,500
Texas Transportation Commission Central Turnpike System RB Refunding Second Tier Series 2015 C (BBB+/Baa1)
7,850,000	5.000	08/15/2042	8,555,401
Texas Water Development Board RB for Water Implementation Series 2018 B (AAA/NR)
14,145,000	5.000	04/15/2049	16,684,876
Town of Little Special Assessment RB for Hillstone Pointe Public Improvement District No. 2 Phases #2-3 Project Series 2018 (NR/NR)(d)
1,353,000	5.875	09/01/2047	1,394,334
Town of Little Special Assessment RB for Lakeside Estates Public Improvement District No. 2 Project Series 2017 (NR/NR)(d)
1,400,000	5.000	09/01/2047	1,395,730
Viridian Municipal Management District Tarrant County Special Assessment RB Series 2015 (NR/NR)
187,000	4.000	12/01/2021	191,843
500,000	4.000	12/01/2027	494,925
1,547,000	4.750	12/01/2035	1,562,981

			361,374,595

Utah – 0.7%
Carbon County Solid Waste Disposal RB Refunding for Sunnyside Cogeneration Series 1999 A (AMT) (NR/NR)
13,060,000	7.100	08/15/2023	14,027,354
Salt Lake City Corporation Airport RB Series 2018 A (AMT) (A+/A2)
6,000,000	5.000	07/01/2036	7,041,540
18,635,000	5.000	07/01/2037	21,786,551
Salt Lake City RB for International Airport Series 2017 A (AMT) (A+/A2)
6,000,000	5.000	07/01/2047	6,809,040

			49,664,485

Vermont – 0.1%
Vermont Economic Development Authority RB Refunding for Wake Robin Corp. Series 2017 A (NR/NR)
1,000,000	5.000	05/01/2047	1,067,720
Vermont Educational & Health Buildings Financing Agency RB for St. Michael’s College Project Series 2012 (BBB/Baa1)
2,250,000	5.000	10/01/2042	2,340,675

			3,408,395

Municipal Bonds – (continued)
Virgin Islands – 0.5%
Virgin Islands Public Finance Authority RB Matching Fund Loan Note Senior Lien Series 2010 A (NR/Caa2)
10,775,000	5.000	10/01/2025	10,424,812
7,910,000	5.000	10/01/2029	7,652,925
Virgin Islands Public Finance Authority RB Matching Fund Loan Note Series 2012 A (NR/Caa2)
6,080,000	5.000	10/01/2032	5,867,200
Virgin Islands Public Finance Authority RB Refunding for Virgin Islands Gross Receipts Taxes Loan Note Series 2014 C (B/NR)
8,350,000	5.000	10/01/2039	7,535,875
Virgin Islands Public Finance Authority RB Refunding Series 2014 C (AGM) (AA/A2)
3,515,000	5.000	10/01/2039	3,802,422
Virgin Islands Public Finance Authority RB Senior Lien Matching Fund Loan Notes Refunding for Cruzan Project Series 2009 A (NR/Caa3)
2,000,000	6.000	10/01/2039	1,920,000

			37,203,234

Virginia – 1.2%
Alexandria City IDA for Residential Care Facilities Mortgage RB for Goodwin House, Inc. Series 2015 (BBB+/NR)
2,700,000	5.000	10/01/2045	2,924,397
Mosaic District Community Development Authority RB Series 2011 A (NR/NR)
1,830,000	6.250	03/01/2021	1,935,554
2,000,000	6.625	03/01/2026	2,121,520
7,000,000	6.875	03/01/2036	7,448,140
Tobacco Settlement Financing Corp. RB for Capital Appreciation Subseries 2007 C (CCC+/NR)(b)
236,845,000	0.000	06/01/2047	24,572,669
Tobacco Settlement Financing Corp. RB for Capital Appreciation Subseries 2007 D (CCC/NR)(b)
34,250,000	0.000	06/01/2047	3,240,392
Virginia Small Business Financing Authority Private Activity Tax Exempt Senior Lien RB for Transform 66 P3 Project Series 2017 (AMT) (BBB/Baa3)
22,780,000	5.000	12/31/2056	24,815,849
Virginia Small Business Financing Authority Private Activity Tax Exempt Senior Lien RB for Transform 66 P3 Project Series 2017 (AMT) (NR/Baa3)
3,950,000	5.000	12/31/2052	4,314,743
Virginia Small Business Financing Authority Senior Lien RB for 95 Express Lanes LLC Project Series 2017 (AMT) (BBB/NR)
3,900,000	5.000	07/01/2034	4,137,510
13,650,000	5.000	01/01/2040	14,408,531
Virginia Small Business Financing Authority Solid Waste Disposal Facilities RB for Covanta Holding Corp. Project Series 2018 (AMT) (B/NR)(d)(f)(g)
1,000,000	5.000	07/01/2038	1,034,300

			90,953,605

Washington – 1.6%
Central Puget Sound Regional Transit Authority Sales Tax & Motor Vehicle Excise Tax RB Series 2016 S-1 (AAA/Aa1)
10,000,000	5.000	11/01/2046	13,713,400

84	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Washington – (continued)
Skagit County Public Hospital District No. 1 RB for Skagit Valley Hospital Series 2010 (NR/Baa2)
$4,000,000	5.750%	12/01/2035	$4,187,600
Washington Health Care Facilities Authority RB for Kadlec Regional Medical Center Series 2012 (NR/WR)(e)
3,000,000	5.000	12/01/2021	3,265,740
Washington State Convention Center Public Facilities District RB Series 2018 (A+/Aa3)
16,450,000	5.000	07/01/2048	18,894,141
37,700,000	4.000	07/01/2058	38,806,872
30,975,000	5.000	07/01/2058	35,027,459

			113,895,212

West Virginia – 0.3%
Monongalia County Commission Special District Excise Tax RB Refunding and Improvement for University Town Center Economic Opportunity Development District Series 2017 A (NR/NR)(d)
900,000	5.750	06/01/2043	940,428
West Virginia Economic Development Authority Solid Waste Disposal Facilities RB Refunding for Appalachian Power Co. – Amos Project Series 2010 A (A-/Baa1)
4,000,000	5.375	12/01/2038	4,215,680
West Virginia Hospital Finance Authority RB Refunding for Cabell Huntington Hospital Obligated Group Series 2018 A (BBB+/Baa1)
5,170,000	5.000	01/01/2043	5,839,515
13,000,000	4.125	01/01/2047	13,188,110

			24,183,733

Wisconsin – 0.5%
Public Finance Authority Beyond Boone LLC-Appalachian State University Project RB Series 2019 A (AGM) (AA/A2)
900,000	5.000	07/01/2044	1,009,692
2,350,000	4.125	07/01/2049	2,453,447
1,300,000	5.000	07/01/2054	1,434,342
1,600,000	5.000	07/01/2058	1,748,064
Public Finance Authority Exempt Facilities RB Refunding for Celanese Project Series 2016 C (AMT) (BBB-/Baa3)
5,900,000	4.300	11/01/2030	6,114,878
Public Finance Authority Minnesota College of Osteopathic Medicine Senior RB Series 2019 A-1 (NR/NR)(d)(h)
1,380,000	5.500	12/01/2048	1,426,906
Public Finance Authority Minnesota College of Osteopathic Medicine Senior Taxable RB Series 2019 A-2 (NR/NR)(d)(h)
2,800,000	7.250	12/01/2048	2,801,540
Public Finance Authority of Waste Disposal RB Refunding Series 2016 A-4 (AMT) (A-/NR)(f)(g)
7,000,000	2.000	06/01/2021	6,975,080
Public Finance Authority RB for Denver International Airport Great Hall Project Series 2017 (AMT) (BBB-/NR)
4,000,000	5.000	09/30/2037	4,509,200
Public Finance Authority RB for Prime Healthcare Foundation, Inc. Series 2018 A (BBB-/NR)
2,600,000	5.200	12/01/2037	2,901,366
1,525,000	5.350	12/01/2045	1,704,172

Municipal Bonds – (continued)
Wisconsin – (continued)
Public Finance Authority Student Housing RB for CHF- Cullowhee, LLC-Western Carolina University Project Series 2015 A (BBB-/NR)
3,250,000	5.250	07/01/2047	3,444,740

			36,523,427

TOTAL MUNICIPAL BONDS
(Cost $6,760,410,448)			$7,188,672,259

Corporate Bonds – 0.3%
Commercial & Professional Services – 0.0%
Catholic Health Initiatives
$1,293,000	4.350%	11/01/2042	$1,241,147

Health Care Equipment & Services – 0.3%
Prime Healthcare Foundation, Inc. Series B
16,525,000	7.000	12/01/2027	18,984,937

TOTAL CORPORATE BONDS
(Cost $17,395,621)			$20,226,084

TOTAL INVESTMENTS – 98.7%
(Cost $6,777,806,069)			$7,208,898,343

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.3%			93,765,769

NET ASSETS – 100.0%			$7,302,664,112

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Zero coupon bond until next reset date.

(b)	Issued with a zero coupon. Income is recognized through the accretion of discount.

(c)	Variable rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect on March 31, 2019.

(d)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(e)	Pre-refunded security. Maturity date disclosed is pre-refunding date.

(f)	Security with “Put” features and resetting interest rates. Maturity dates disclosed are the puttable dates. Interest rate disclosed is that which is in effect on March 31, 2019.

(g)	Variable Rate Demand Instruments – rate shown is that which is in effect on March 31, 2019. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions.

(h)	When-issued security.

(i)	Security is currently in default.

Security ratings disclosed, if any, are issued by either Standard & Poor’s, Moody’s Investor Service or Fitch and are unaudited. A brief description of the ratings is available in the Fund’s Statement of Additional Information.

The accompanying notes are an integral part of these financial statements.	85

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)

March 31, 2019

Investment Abbreviations:
AGC-ICC	—Agency Insured Custody Certificate
AGM	—Insured by Assured Guaranty Municipal Corp.
AMBAC	—Insured by American Municipal Bond Assurance Corp.
AMT	—Alternative Minimum Tax
ASSURED GTY	—Insured by Assured Guaranty
BAM	—Build America Mutual Assurance Co.
BHAC-CR	—Insured by Berkshire Hathaway Assurance Corp. - Insured Custodial Receipts
CA MTG INS	—Insured by California Mortgage Insurance
COMWLTH GTD	—Commonwealth Guaranteed
COPS	—Certificates of Participation
ETM	—Escrowed to Maturity
FGIC	—Insured by Financial Guaranty Insurance Co.
GO	—General Obligation
IDA	—Industrial Development Authority
LIBOR	—London Interbank Offered Rate
Mo.	—Month
MUN GOVT GTD	—Municipal Government Guaranteed
NATL-RE	—Insured by National Public Finance Guarantee Corp.
NATL-RE-IBC	—Insured by National Public Finance Guarantee Corp. - Insured Bond Certificates
NR	—Not Rated
PCRB	—Pollution Control Revenue Bond
PILOT	—Payment in Lieu of Taxes
Q-SBLF	—Qualified School Board Loan Fund
RB	—Revenue Bond
RMKT	—Remarketed
SIFMA	—The Securities Industry and Financial Markets Association
ST AID WITHHLDG	—State Aid Withholding
ST APPROP	—State Appropriation
USD	—United States Dollar
WR	—Withdrawn Rating
XLCA	—Insured by XL Capital Assurance, Inc.

ADDITIONAL INVESTMENT INFORMATION

SWAP CONTRACTS — At March 31, 2019, the Fund had the following swap contracts:

OVER THE COUNTER CREDIT DEFAULT SWAP CONTRACTS

Reference Obligation/Index(a)	Financing Rate Received (Paid) by the Fund	Credit Spread at March 31, 2019(b)	Counterparty	Termination Date	Notional Amount (000’s)	Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)
Protection Sold:
California State Various Purpose GO Bonds Series 2003, 5.000%, 11/01/2023	1.000%	0.199%	Bank of America NA	03/20/2023	USD 4,000	$122,819	$(78,791)	$201,610
California State Various Purpose GO Bonds Series 2003, 5.250%, 11/01/2023	1.700	0.122	JPMorgan Chase Bank NA	06/20/2021	10,000	349,466	—	349,466
California State Various Purpose GO Bonds Series 2003, 5.250%, 11/01/2023	1.000	0.199		03/20/2023	9,000	276,343	(177,279)	453,622

86	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER CREDIT DEFAULT SWAP CONTRACTS (continued)

Reference Obligation/Index(a)	Financing Rate Received (Paid) by the Fund	Credit Spread at March 31, 2019(b)	Counterparty	Termination Date	Notional Amount (000’s)	Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)
California State Various Purpose GO Bonds Series 2003, 5.250%, 11/01/2023	1.000%	0.221%	JPMorgan Chase Bank NA (continued)	09/20/2023	USD 15,000	$499,737	$(312,377)	$812,114
Illinois State GO Bonds, Series A, 5.000%, 06/01/2029	1.830	1.235		06/20/2021	10,000	129,709	—	129,709
California State Various Purpose GO Bonds Series 2003, 5.250%, 11/01/2023	1.000	0.234	Morgan Stanley Co., Inc.	12/20/2023	10,000	344,494	(133,846)	478,340
Illinois State GO Bonds, Series A, 5.000%, 06/01/2029	1.000	1.706		12/20/2023	10,000	(278,305)	(362,293)	83,988

TOTAL						$1,444,263	$(1,064,586)	$2,508,849

(a)	Payments received quarterly.
(b)	Credit spread on the referenced obligation, together with the period of expiration, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund or its counterparty to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and term of the swap contract increase.

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

Payments Made by the Fund(a)	Payments Received by the Fund	Termination Date	Notional Amount (000’s)		Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)
2.250%	3 Month LIBOR	12/21/2041	USD 169,400		$8,783,820	$(10,181,814)	$18,965,634
3.000	3 Month LIBOR	06/19/2049	165,280	(b)	(14,942,614)	(6,078,955)	(8,863,659)

TOTAL					$(6,158,794)	$(16,260,769)	$10,101,975

(a)	Payments made semi-annually.
(b)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to March 31, 2019.

The accompanying notes are an integral part of these financial statements.	87

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments

March 31, 2019

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – 99.0%
Alabama – 1.4%
Alabama Public School & College Authority RB Refunding for Capital Improvement Series 2015 A (AA/Aa1)
$3,385,000	5.000%	05/01/2023	$3,838,184
Auburn University General Fee RB Series 2011 A (AA-/Aa2)(a)
35,355,000	5.000	06/01/2021	37,987,180
Houston County Health Care Authority RB for Southeast Alabama Medical Center Series 2016 A (BBB+/NR)
160,000	3.000	10/01/2019	160,653
75,000	4.000	10/01/2020	76,971
85,000	4.000	10/01/2021	88,608
85,000	4.000	10/01/2022	89,935
Huntsville Health Care Authority RB Series 2010 A (NR/A1)(a)
7,470,000	5.500	06/01/2020	7,802,639
Industrial Development Board PCRB for Alabama Power Company Barry Plant Project RMKT 03/20/17 Series 2007 A (A-/A1)(b)(c)
6,000,000	1.850	03/24/2020	5,961,960
Jefferson County RB Refunding Warrants Series 2017 (AA/NR)
3,000,000	5.000	09/15/2021	3,226,200
1,200,000	5.000	09/15/2022	1,325,304
2,000,000	5.000	09/15/2023	2,262,360
Jefferson County Subordinate Lien Sewer RB Warrants Series 2013 D (BBB/NR)
1,300,000	5.000	10/01/2021	1,386,593
1,745,000	5.000	10/01/2022	1,900,985
The Southeast Alabama Gas Supply District RB for Project No. 2 Series 2018 B (A/A3)(b)
(1 Mo. LIBOR + 0.85%),
25,000,000	2.518	06/01/2024	24,495,750

			90,603,322

Alaska – 0.0%
Borough of North Slope GO Bonds for General Purpose Series 2018 A (AA/Aa2)
1,000,000	5.000	06/30/2021	1,072,650
1,000,000	5.000	06/30/2023	1,073,950
Northern Tobacco Securitization Corp. RB Asset-Backed Bonds Series 2006 A (NR/A3)
840,000	4.625	06/01/2023	840,202

			2,986,802

Arizona – 2.6%
Arizona Department of Transportation State Highway RB Series 2013 A (AA+/Aa2)
14,250,000	5.000	07/01/2023	15,782,160
Arizona Health Facilities Authority Hospital RB for Banner Health Series 2007 B (AA-/NR)(d)
(3 Mo. LIBOR + 0.81%),
59,270,000	2.684	01/01/2037	56,819,778
Arizona Health Facilities Authority Hospital RB Refunding for Phoenix Children’s Hospital Series 2013 A (A/A1)(b)
(SIFMA Municipal Swap Index Yield + 1.85%),
5,000,000	3.350	02/05/2020	5,026,250
Arizona Industrial Development Authority RB for Great Lakes Senior Living Communities LLC Project First Tier Series 2019 A (BBB+/NR)
675,000	5.000	01/01/2022	727,758
600,000	5.000	01/01/2023	661,026
575,000	5.000	01/01/2024	646,507

Municipal Bonds – (continued)
Arizona – (continued)
Arizona Industrial Development Authority RB for Great Lakes Senior Living Communities LLC Project Second Tier Series 2019 B (BBB/NR)
485,000	5.000	01/01/2022	519,542
505,000	5.000	01/01/2023	551,975
560,000	5.000	01/01/2024	623,229
Arizona School Facilities Board COPS Refunding Series 2015 A (AA-/Aa3)
8,000,000	5.000	09/01/2020	8,384,400
Arizona State University System RB Refunding Series 2015 B (AA/Aa2)
3,000,000	5.000	07/01/2019	3,025,500
Arizona Transportation Board Excise Tax RB Refunding for Regional Area Road Series 2016 (AA+/Aa1)
5,820,000	5.000	07/01/2021	6,266,103
City of Phoenix Civic Improvement Corporation RB Refunding Junior Lien Series 2010 A (A+/A1)(a)
24,365,000	5.000	07/01/2020	25,408,066
City of Phoenix Civic Improvement Corporation Water System RB Refunding Junior Lien Series 2016 (A+/A1)(a)
5,000,000	5.000	07/01/2020	5,214,050
County of Pinal RB Refunding Series 2014 (AA-/NR)
2,465,000	5.000	08/01/2021	2,655,421
Glendale City GO Refunding Bonds Series 2015 (AGM) (AA/A1)
3,000,000	4.000	07/01/2020	3,090,000
3,400,000	4.000	07/01/2021	3,574,182
1,665,000	5.000	07/01/2022	1,839,559
Maricopa County Arizona School Improvement Refunding for Peoria Unified School District No. 11 Series 2015 (AGM) (AA/A2)
3,000,000	4.000	07/01/2019	3,017,850
Maricopa County Community College District GO Refunding Bonds Series 2016 (AAA/Aaa)
9,495,000	5.000	07/01/2021	10,222,792
16,400,000	5.000	07/01/2023	18,670,088

			172,726,236

Arkansas – 0.2%
Fort Smith School District No. 100 GO Bonds for Arkansas Construction Series 2018 A (ST AID WITHHLDG) (NR/Aa2)
1,295,000	3.000	02/01/2021	1,327,090
1,950,000	3.000	02/01/2022	2,022,482
1,510,000	3.000	02/01/2023	1,576,153
Little Rock Arkansas Sewer RB Refunding Series 2015 (NR/Aa3)
1,075,000	3.000	10/01/2020	1,097,661
Pulaski County Little Rock School District GO Refunding Bonds Series 2015 (ST AID WITHHLDG) (NR/Aa2)
6,000,000	3.000	02/01/2021	6,148,680
Springdale Arkansas Sales and Use Tax RB Series 2012 (A+/NR)
720,000	2.000	11/01/2019	721,569

			12,893,635

88	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
California – 6.4%
Alameda Corridor Transportation Authority RB for Capital Appreciation Refunding Subordinate Lien Series 2004 A (AMBAC) (BBB+/Baa2)(e)
$745,000	0.000%	10/01/2019	$736,001
255,000	0.000	10/01/2020	245,524
Alameda Corridor Transportation Authority RB for Capital Appreciation Refunding Subordinate Lien Series 2004 A (ETM) (AMBAC) (AAA/Aaa)(a)(e)
9,420,000	0.000	10/01/2019	9,352,082
12,300,000	0.000	10/01/2020	12,026,079
Atwater Wastewater RB Refunding Series 2017 A (AGM) (AA/NR)
500,000	5.000	05/01/2021	536,530
325,000	5.000	05/01/2022	358,130
300,000	5.000	05/01/2023	339,276
265,000	5.000	05/01/2024	306,841
Bay Area Toll Authority Toll Bridge Authority RB for San Francisco Bay Area RMKT 05/01/13 Series 2006 C-1 (AA/Aa3)(b)
(SIFMA Municipal Swap Index Yield + 0.90%),
10,000,000	2.400	05/01/2023	10,146,400
Bay Area Toll Authority Toll Bridge Authority RB for San Francisco Bay Area RMKT 06/03/13 Series 2006 C-1 (AA/Aa3)(b)
(SIFMA Municipal Swap Index Yield + 0.90%),
7,000,000	2.400	05/01/2023	7,102,480
Bay Area Toll Authority Toll Bridge Authority RB for San Francisco Bay Area RMKT 12/20/12 Series 2007 E-3 (AA/Aa3)(b)
(SIFMA Municipal Swap Index Yield + 0.70%),
1,225,000	2.200	04/01/2047	1,225,000
Bay Area Toll Authority Toll Bridge Authority RB for San Francisco Bay Area Series 2001 A (AA/NR)(b)
(SIFMA Municipal Swap Index Yield + 1.25%),
15,000,000	2.750	04/01/2027	15,658,200
Bay Area Toll Authority Toll Bridge Authority RB for San Francisco Bay Area Series 2017 C (AA/Aa3)(b)(c)
11,175,000	2.100	04/01/2022	11,261,271
California Community College Financing Authority RB for NCCD-Orange Coast Properties LLC Series 2018 (BBB-/NR)
255,000	5.000	05/01/2021	269,527
1,000,000	5.000	05/01/2023	1,100,990
535,000	5.000	05/01/2024	598,997
California Infrastructure & Economic Development Bank RB Refunding for The J. Paul Getty Trust Project Series 2013 A-1 (AAA/Aaa)(b)
(1 Mo. LIBOR + 0.33%),
20,000,000	2.072	04/01/2022	19,962,200
California Municipal Finance Authority RB for Anaheim Electric System Distribution Facilities 2nd Lien Qualified Obligations Series 2015 (A+/NR)(b)
(SIFMA Municipal Swap Index Yield + 0.35%),
10,000,000	1.850	12/01/2020	9,989,200
California Municipal Finance Authority RB for Community Medical Centers Series 2017 A (A-/A3)
1,100,000	5.000	02/01/2020	1,129,414

Municipal Bonds – (continued)
California – (continued)
California Municipal Finance Authority RB Refunding for California Lutheran University Series 2018 (NR/Baa1)
550,000	5.000	10/01/2019	559,141
325,000	5.000	10/01/2020	340,811
250,000	5.000	10/01/2021	269,497
250,000	5.000	10/01/2022	276,515
225,000	5.000	10/01/2023	254,678
275,000	5.000	10/01/2024	316,319
275,000	5.000	10/01/2025	321,684
California Municipal Finance Authority Student Housing RB for Bowles Hall Foundation Series 2015 A (NR/Baa3)
150,000	3.000	06/01/2020	151,489
100,000	4.000	06/01/2022	105,000
California State Various Purpose GO Bonds RMKT 11/15/17 Series 2013 B (AA-/Aa3)(b)
(SIFMA Municipal Swap Index Yield + 0.38%),
15,000,000	1.880	12/01/2022	15,003,900
California State Various Purpose GO Bonds Series 2011 (AA-/Aa3)
5,070,000	5.000	10/01/2019	5,160,652
California State Various Purpose GO Refunding Bonds Series 2012 (AA-/Aa3)
2,055,000	5.000	09/01/2019	2,085,558
California Statewide Communities Development Authority RB for Irvine East Campus Apartments, CHF-Irvine LLC Series 2017 (NR/Baa1)
1,545,000	5.000	05/15/2021	1,646,197
California Statewide Communities Development Authority RB for Methodist Hospital of Southern California Obligated Group Series 2018 (BBB+/NR)
250,000	5.000	01/01/2020	255,847
300,000	5.000	01/01/2021	316,068
500,000	5.000	01/01/2022	541,030
500,000	5.000	01/01/2023	554,280
California Statewide Communities Development Authority RB Refunding for Irvine East Campus Apartments, CHF-Irvine LLC Series 2016 (NR/Baa1)
1,150,000	5.000	05/15/2020	1,191,733
1,250,000	5.000	05/15/2021	1,331,875
City of Los Angeles RB for Wastewater System Series 2009 A (NR/NR)(a)
8,135,000	5.750	06/01/2019	8,191,538
City of Los Angeles RB Series 2018 (SP-1+/MIG1)
40,000,000	4.000	06/27/2019	40,235,600
City of Upland COPS for San Antonio Regional Hospital Project Series 2017 (BBB+/Baa2)
425,000	5.000	01/01/2022	456,327
450,000	5.000	01/01/2023	494,064
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Asset-Backed Bonds Series 2017 A-1 (A/NR)
6,000,000	5.000	06/01/2020	6,230,640
5,000,000	5.000	06/01/2021	5,333,550
6,000,000	5.000	06/01/2022	6,554,820
6,000,000	5.000	06/01/2023	6,687,600

The accompanying notes are an integral part of these financial statements.	89

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued)

March 31, 2019

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
California – (continued)
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Asset-Backed Bonds Series 2018 A-1 (BBB/NR)
$16,000,000	3.500%	06/01/2036	$16,037,760
Irvine City Limited Obligation Improvement Bond Reassessment District No. 12-1 Series 2012 Act 1915 (A+/NR)
1,895,000	4.000	09/02/2019	1,915,693
Irvine City Limited Obligation Improvement Bond Reassessment District No. 15-2 Series 2015 (NR/NR)
1,000,000	4.000	09/02/2019	1,008,570
725,000	4.000	09/02/2020	746,068
775,000	5.000	09/02/2021	829,669
Irvine Unified School District No. 09-1 Special Tax for Community Facilities Series 2017 A (NR/NR)
1,765,000	5.000	09/01/2022	1,926,038
1,135,000	5.000	09/01/2023	1,265,934
Irvine Unified School District No. 09-1 Special Tax for Community Facilities Series 2017 B (NR/NR)
600,000	4.000	09/01/2023	640,230
Irvine Unified School District No. 09-1 Special Tax for Community Facilities Series 2017 C (NR/NR)
520,000	4.000	09/01/2023	554,866
Irvine Unified School District No. 09-1 Special Tax for Community Facilities Series 2017 D (NR/NR)
255,000	3.000	09/01/2022	259,814
415,000	4.000	09/01/2023	442,826
Lake Elsinore Public Financing Authority Local Agency RB Refunding for Community Facilities District No. 88-3 Series 2015 B (AGM) (AA/NR)
1,235,000	5.000	09/01/2020	1,299,516
Lake Elsinore Public Financing Authority Local Agency RB Refunding Series 2015 (NR/NR)
935,000	4.000	09/01/2019	942,770
785,000	5.000	09/01/2021	836,763
Los Angeles Unified School District General Obligation Bonds Series KRY 2010 CA (A+/Aa2)
29,145,000	5.250	07/01/2028	30,503,448
Miramar Ranch North California Special Tax Refunding for Community Facilities District No. 1 Series 2012 (AA-/NR)
3,075,000	4.000	09/01/2019	3,109,625
Murrieta Public Financing Authority Special Tax RB Refunding Series 2012 (A/NR)
1,000,000	5.000	09/01/2019	1,013,320
Natomas Unified School District GO Refunding Bonds Series 2013 (BAM) (AA/A1)
730,000	4.000	09/01/2020	756,893
650,000	4.000	09/01/2021	688,688
Northern California Gas Authority No. 1 RB for Gas Project Series 2007 B (BBB+/A3)(d)
(3 Mo. LIBOR + 0.72%),
10,855,000	2.594	07/01/2027	10,556,270
Rancho Cordova Community Facilities District No. 2003-1 Special Tax Refunding for Sunridge Anatolia Series 2016 (NR/NR)
380,000	4.000	09/01/2022	398,662

Municipal Bonds – (continued)
California – (continued)
Roseville California Community Facilities District No. 1 Special Tax Refunding for Fiddyment Ranch Project Series 2017 (NR/NR)
725,000	3.000	09/01/2019	728,321
1,000,000	4.000	09/01/2020	1,028,160
675,000	5.000	09/01/2021	721,649
800,000	5.000	09/01/2022	873,544
1,835,000	5.000	09/01/2023	2,040,153
Sacramento County Sanitation District Financing Authority RB Refunding for Sacramento County Regional Series 2007 B (NATL-RE) (AA/Aa3)(d)
(3 Mo. LIBOR + 0.53%),
47,675,000	2.290	12/01/2035	46,674,779
San Bernardino City Unified School District GO Refunding Bonds Series 2013 A (AGM) (AA/A2)
150,000	5.000	08/01/2019	151,746
San Diego Public Facilities Financing Authority Sewer RB Series 2009 B (AA+/Aa2)(a)
11,195,000	5.000	05/15/2019	11,243,139
San Francisco City & County GO Bonds for Clean & Safe Neighborhood Parks Series 2012 B (AAA/Aaa)
2,750,000	4.000	06/15/2019	2,765,153
San Marcos Public Financing Authority Special Tax RB Refunding Series 2012 (AA-/NR)
1,000,000	4.000	09/01/2019	1,011,260
State of California Various Purpose GO Bonds for Bid Group A Series 2018 (AA-/Aa3)
52,000,000	5.000	10/01/2022	58,152,120
Stockton Unified School District GO Refunding Bonds Series 2012 (AGM) (AA/A1)
1,090,000	5.000	07/01/2019	1,099,734
Tobacco Securitization Authority Northern California Tobacco Settlement RB Asset-Backed Bonds Series 2005 A-1 (BB+/Baa2)
970,000	4.750	06/01/2023	975,025
University of California Regents Medical Center Pooled RB Refunding Series 2007 C-2 (NATL-RE) (AA-/Aa3)(d)
(3 Mo. LIBOR + 0.61%),
3,500,000	2.408	05/15/2030	3,414,425
(3 Mo. LIBOR + 0.74%),
15,000,000	2.538	05/15/2043	13,343,700
Ventura County Capital Appreciation GO Bonds for Conejo Valley Unified School District for Election of 2014 Series A (AGM) (AA/Aa3)(e)
1,775,000	0.000	08/01/2020	1,736,305

			428,903,191

Colorado – 1.7%
City of Boulder Water & Sewer RB Refunding Series 2012 (AAA/Aa1)
1,000,000	5.000	12/01/2020	1,056,940
Colorado E-470 Public Highway Authority Senior RB Refunding Series 2015 A (A/A2)
1,000,000	5.000	09/01/2020	1,040,030

90	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Colorado – (continued)
Colorado Health Facilities Authority RB Refunding for Covenant Retirement Communities, Inc. Series 2015 A (A-/NR)
$1,000,000	5.000%	12/01/2020	$1,048,700
Colorado Health Facilities Authority RB Refunding for Evangelical Lutheran Good Samaritan Society Project Series 2017 (BBB/NR)
500,000	5.000	06/01/2019	502,300
400,000	5.000	06/01/2020	412,920
700,000	5.000	06/01/2021	740,642
500,000	5.000	06/01/2022	541,000
Denver City & County School District No. 1 GO Bonds Series 2012 B (ST AID WITHHLDG) (AA+/Aa1)(a)
24,390,000	5.000	12/01/2022	27,393,872
Denver City & County School District No. 1 GO Refunding Bonds Series 2012 A (ST AID WITHHLDG) (AA+/Aa1)(a)
4,045,000	5.000	12/01/2021	4,414,389
Denver Colorado Health and Hospital Authority Healthcare RB Refunding Series 2017 A (BBB/NR)(f)
2,000,000	5.000	12/01/2019	2,040,520
2,415,000	5.000	12/01/2020	2,535,871
4,110,000	5.000	12/01/2021	4,429,717
4,315,000	5.000	12/01/2022	4,751,203
4,530,000	5.000	12/01/2023	5,086,828
4,760,000	5.000	12/01/2024	5,438,252
Denver Colorado Health and Hospital Authority Healthcare RB Series 2007 B (BBB/NR)(d)
(3 Mo. LIBOR + 1.10%),
16,000,000	2.859	12/01/2033	15,388,000
Denver Health & Hospital Authority COPS Series 2018 (BBB/NR)
110,000	5.000	12/01/2020	115,543
220,000	5.000	12/01/2021	237,235
300,000	5.000	12/01/2022	330,549
Jefferson County School District R-1 GO Bonds Series 2012 (ST AID WITHHLDG) (AA/Aa2)(a)
5,925,000	4.000	12/15/2022	6,449,777
12,000,000	5.000	12/15/2022	13,493,160
University of Colorado Hospital Authority RB Series 2017 C-1 (AA-/Aa3)(b)(c)
6,360,000	4.000	03/01/2020	6,413,869
University of Colorado Hospital Authority RB Series 2017 C-2 (AA-/Aa3)(b)(c)
7,215,000	5.000	03/01/2022	7,763,124

			111,624,441

Connecticut – 2.9%
City of New Haven GO Bonds Series 2018 A (BBB+/NR)
1,250,000	5.000	08/01/2021	1,328,500
1,000,000	5.000	08/01/2023	1,103,380
920,000	5.000	08/01/2024	1,031,007
600,000	5.000	08/01/2025	681,072
Connecticut State GO Bonds Series 2013 A (A/A1)
5,195,000	5.000	10/15/2023	5,873,415

Municipal Bonds – (continued)
Connecticut – (continued)
Connecticut State GO Bonds Series 2015 C (A/A1)(d)
(SIFMA Municipal Swap Index Yield + 0.80%),
10,000,000	2.300	06/15/2020	10,059,300
Connecticut State GO Bonds Series 2015 F (A/A1)
6,500,000	5.000	11/15/2021	7,027,085
5,685,000	5.000	11/15/2022	6,301,368
4,435,000	5.000	11/15/2023	5,023,524
Connecticut State GO Bonds Series 2017 A (A/A1)
1,705,000	5.000	04/15/2022	1,861,553
Connecticut State GO Refunding Bonds Series 2010 D (A/A1)
7,500,000	5.000	10/01/2022	7,845,525
Connecticut State GO Refunding Bonds Series 2017 B (A/A1)
18,110,000	3.000	04/15/2022	18,708,717
Connecticut State Health & Educational Facilities Authority RB for Yale University Series 2010 A-3 (AAA/Aaa)(b)(c)
11,250,000	1.800	02/09/2021	11,262,150
Connecticut State Health & Educational Facilities Authority RB for Yale University Series 2017 T-2 (AAA/Aaa)(b)(c)
2,440,000	1.650	02/03/2020	2,439,780
Connecticut State Health & Educational Facilities Authority RB Refunding for Yale University Series 2017 B-1 (AAA/Aaa)(b)(c)
4,925,000	5.000	07/01/2020	5,129,585
Connecticut State Health & Educational Facilities Authority RB Refunding for Yale University Series 2017 C-2 (AAA/Aaa)(b)(c)
62,750,000	5.000	02/01/2023	70,419,932
Connecticut State Health & Educational Facilities Authority Yale University Issue RB Series 2019 U-1 (AAA/Aaa)(b)(c)
13,300,000	2.000	02/08/2022	13,432,335
New Haven GO Refunding Bonds Series 2015 B (ETM) (BAM) (AA/Baa1)(a)
6,115,000	5.000	08/15/2021	6,605,301
State of Connecticut Special Tax Obligation RB Refunding for Transportation Infrastructure Purposes Series 2011 B (A+/A1)
5,000,000	3.000	12/01/2022	5,153,150
Town of Hamden GO Refunding Bonds Series 2013 (ETM) (A/Baa2)(a)
2,000,000	5.000	08/15/2019	2,025,200
University of Connecticut GO Bonds Series 2015 A (AA-/A1)
8,640,000	5.000	02/15/2021	9,142,589
West Haven GO Bonds Series 2017 A (BBB/Baa3)
300,000	3.000	11/01/2019	300,252
400,000	4.000	11/01/2020	406,368
400,000	4.000	11/01/2021	409,312
415,000	5.000	11/01/2022	441,581
400,000	5.000	11/01/2023	430,308
West Haven GO Bonds Series 2017 B (BBB/Baa3)
200,000	3.000	11/01/2019	200,168
390,000	4.000	11/01/2020	396,209
790,000	5.000	11/01/2022	840,599

			195,879,265

Delaware – 0.6%
Delaware Health Facilities Authority RB for Beebee Medical Center Project Series 2018 (BBB/NR)
475,000	5.000	06/01/2023	527,212
305,000	5.000	06/01/2024	344,653

The accompanying notes are an integral part of these financial statements.	91

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued)

March 31, 2019

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Delaware – (continued)
Delaware State GO Bonds Series 2014 (AAA/Aaa)(a)
$15,000,000	5.000%	03/01/2022	$16,468,650
Delaware State GO Bonds Series 2018 A (AAA/Aaa)
3,250,000	5.000	02/01/2021	3,453,353
3,500,000	5.000	02/01/2022	3,835,125
1,750,000	5.000	02/01/2023	1,973,615
State of Delaware GO Unlimited Bonds Series 2014 (AAA/Aaa)(a)
14,800,000	4.000	03/01/2022	15,829,044

			42,431,652

District of Columbia – 0.1%
District of Columbia RB for National Public Radio, Inc. Series 2010 A (A+/A2)(a)
3,200,000	5.000	04/01/2020	3,306,560

Florida – 3.4%
Anthem Park Community Development District Special Assessment RB Refunding Senior Series 2016 A-1 (A-/NR)
320,000	2.000	05/01/2019	320,013
325,000	2.000	05/01/2020	324,889
335,000	2.250	05/01/2021	335,382
340,000	2.250	05/01/2022	339,038
350,000	2.500	05/01/2023	351,792
Arborwood Community Development District RB Capital Improvement Refunding Senior Lien Series 2018 A-1 (AGM) (AA/NR)
1,065,000	2.000	05/01/2019	1,064,957
1,085,000	2.000	05/01/2020	1,084,989
1,110,000	2.125	05/01/2021	1,109,589
1,135,000	2.250	05/01/2022	1,136,487
1,160,000	2.500	05/01/2023	1,170,452
Avelar Creek Community Development District Special Assessment Refunding Series 2016 (A-/NR)
165,000	2.000	05/01/2019	165,053
170,000	2.000	05/01/2020	170,559
170,000	2.000	05/01/2021	170,680
Bartram Park Community Development District Special Assessment RB Refunding for City of Jacksonville Florida Senior Lien Series 2015 A-1 (A-/NR)
580,000	2.300	05/01/2019	580,336
600,000	2.600	05/01/2020	605,682
615,000	3.000	05/01/2021	629,453
500,000	3.125	05/01/2022	517,245
500,000	3.250	05/01/2023	522,220
Bay Laurel Center Community Development District Special Assessment RB Refunding Series 2016 Candler (BBB+/NR)
105,000	2.000	05/01/2019	105,036
125,000	2.250	05/01/2020	125,731
130,000	2.250	05/01/2021	131,234
135,000	2.250	05/01/2022	136,182
Baywinds Community Development District Senior Special Assessment Refunding Bonds Series 2017 A-1 (BBB-/NR)
275,000	3.500	05/01/2019	275,369
285,000	3.500	05/01/2020	289,879
295,000	3.500	05/01/2021	304,012
305,000	3.500	05/01/2022	317,526

Municipal Bonds – (continued)
Florida – (continued)
Bonterra Community Development District Special Assessment Bonds Senior Series 2017 A-1 (A-/NR)
175,000	2.000	05/01/2019	175,028
180,000	2.000	05/01/2020	180,322
185,000	2.100	05/01/2021	185,662
185,000	2.375	05/01/2022	186,203
190,000	2.500	05/01/2023	191,712
Broward County School Board COPS Series 2017 C (A+/Aa3)
2,015,000	5.000	07/01/2023	2,282,390
Cape Coral Florida Water & Sewer Revenue Special Assessment Refunding Various Areas Series 2017 (AGM) (AA/A2)
960,000	1.900	09/01/2020	958,791
1,205,000	2.125	09/01/2022	1,201,156
1,065,000	2.250	09/01/2023	1,065,394
Caribe Palm Community Development District Special Assessment Refunding Series 2017 (A-/NR)
77,000	3.500	05/01/2019	77,118
81,000	3.500	05/01/2020	82,571
85,000	3.500	05/01/2021	88,002
Century Gardens at Tamiami Community Development District Special Assessment Bonds Series 2018 (BBB/NR)
95,000	3.000	11/01/2020	96,015
95,000	3.000	11/01/2021	96,431
100,000	3.000	11/01/2022	101,923
105,000	3.000	11/01/2023	106,812
105,000	3.500	11/01/2024	109,340
Century Gardens at Tamiami Community Development District Special Assessment Refunding Series 2016 (BBB/NR)
215,000	2.000	05/01/2019	214,991
220,000	2.000	05/01/2020	219,646
225,000	2.250	05/01/2021	225,349
Century Parc Community Development District Special Assessment Refunding Series 2012 (A/NR)
195,000	3.250	11/01/2019	197,237
CityPlace Community Development District Special Assessment RB Refunding Series 2012 (A/NR)
1,890,000	5.000	05/01/2019	1,895,046
Concord Station Community Development District Capital Improvement RB Refunding Senior Lien Series 2016 A-1 (A/NR)
810,000	2.000	05/01/2019	810,024
830,000	2.000	05/01/2020	829,369
840,000	2.000	05/01/2021	837,052
860,000	2.125	05/01/2022	857,179
Coronado Community Development District Special Assessment Refunding & Improvement Bonds Series 2017 (BBB/NR)
117,000	2.125	05/01/2019	117,034
119,000	2.375	05/01/2020	119,600
122,000	2.625	05/01/2021	123,487
126,000	2.750	05/01/2022	128,182
Country Walk Community Development District Special Assessment Senior Lien RB Refunding Series 2015 A-1 (A-/NR)
180,000	2.500	05/01/2019	180,151
185,000	2.750	05/01/2020	187,328

92	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Florida – (continued)
County of Escambia Solid Waste Disposal System RB for Gulf Power Company First Series 2009 (A/A2)(b)(c)
$14,400,000	1.800%	11/19/2020	$14,246,640
County of Miami-Dade Florida Transit System RB Refunding Series 2019 (AA/NR)(g)
3,490,000	5.000	07/01/2024	4,059,917
County of Miami-Dade RB for Water & Sewer System Series 2010 (AA-/Aa3)(a)
17,800,000	5.000	10/01/2020	18,713,496
County of Orange Sales Tax RB Refunding Series 2012 C (AA/Aa1)
8,885,000	5.000	01/01/2020	9,114,322
Double Branch Community Development District Special Assessment Refunding Senior Lien Series 2013 A-1 (A-/NR)
250,000	2.700	05/01/2019	250,250
250,000	3.000	05/01/2020	253,810
Durbin Crossing Community Development District Special Assessment Refunding Senior Series 2017 A-1 (AGM) (AA/NR)
1,445,000	2.000	05/01/2019	1,445,174
1,475,000	2.000	05/01/2020	1,473,584
1,505,000	2.125	05/01/2021	1,505,346
Enclave at Black Point Marina Community Development District Special Assessment Refunding & Improvement Series 2017 (BBB/NR)
115,000	3.000	05/01/2019	115,108
120,000	3.000	05/01/2020	121,378
Florida Department of Management Services COP Refunding Series 2018 A (AA+/Aa1)
7,000,000	5.000	11/01/2019	7,136,920
10,000,000	5.000	11/01/2022	11,180,100
Florida Higher Educational Facilities Financing Authority RB for Nova Southeastern University Project Series 2012 A (A-/WR)
500,000	5.000	04/01/2019	500,000
Florida State Full Faith and Credit State Board of Education Public Education Capital Outlay Tax-Exempt Bonds Series 2011 A (AAA/Aaa)
5,810,000	5.000	06/01/2021	6,051,754
Fontainbleau Lakes Community Development District Special Assessment RB Refunding Series 2016 (BBB+/NR)
220,000	2.000	05/01/2019	220,066
225,000	2.000	05/01/2020	225,619
230,000	2.000	05/01/2021	230,685
235,000	2.500	05/01/2022	238,525
245,000	2.500	05/01/2023	248,354
245,000	2.500	05/01/2024	247,345
255,000	2.750	05/01/2025	258,657
260,000	3.000	05/01/2026	266,991
Hawks Point Community Development District Special Assessment Refunding Senior Series 2017 A-1 (A-/NR)(f)
215,000	3.500	05/01/2019	215,331
225,000	3.500	05/01/2020	229,363
235,000	3.500	05/01/2021	243,105
245,000	3.500	05/01/2022	256,182
250,000	3.500	05/01/2023	263,642

Municipal Bonds – (continued)
Florida – (continued)
Heritage Isle at Viera Community Development District Special Assessment Refunding Series 2017 (AGM) (AA/NR)
175,000	4.000	05/01/2019	175,301
185,000	4.000	05/01/2020	188,335
190,000	4.000	05/01/2021	196,040
200,000	4.000	05/01/2022	208,926
205,000	4.000	05/01/2023	216,386
Heritage Landing Community Development District Special Assessment Refunding Series 2015 (BBB/NR)
425,000	2.250	05/01/2019	425,064
535,000	2.500	05/01/2020	537,434
Highlands Community Development District Special Assessment Refunding Series 2016 (BBB/NR)
280,000	2.000	05/01/2019	280,023
285,000	2.250	05/01/2020	285,721
290,000	2.250	05/01/2021	290,743
295,000	2.250	05/01/2022	295,038
305,000	2.500	05/01/2023	307,510
315,000	2.750	05/01/2024	320,405
320,000	3.000	05/01/2025	327,984
Hillsborough County School Board COPS Refunding for Florida Master Lease Program Series 2017 C (AA-/Aa3)
1,350,000	5.000	07/01/2019	1,361,502
Lake Frances Community Development District Special Assessment Refunding Series 2018 (BBB-/NR)
72,000	3.000	05/01/2019	72,069
71,000	3.000	05/01/2020	71,922
75,000	3.000	05/01/2021	76,762
79,000	3.000	05/01/2022	81,455
Lee County Moody River Estates Community Development District Special Assessment Refunding Senior Series 2017 A-1 (A-/NR)
270,000	3.500	05/01/2019	270,367
275,000	3.500	05/01/2020	279,826
290,000	3.500	05/01/2021	299,280
300,000	3.500	05/01/2022	312,960
305,000	3.500	05/01/2023	322,010
320,000	3.500	05/01/2024	340,381
Miami Special Obligation Non-Ad Valorem RB for Port of Miami Tunnel Project Series 2012 (A+/Aa3)(f)
2,510,000	5.000	03/01/2020	2,588,237
2,635,000	5.000	03/01/2021	2,775,524
2,770,000	5.000	03/01/2022	2,991,628
Miami-Dade County Industrial Development Authority Solid Waste Disposal RB Refunding for Waste Management, Inc. Project Series 2018 A (AMT) (A-/NR)(b)
(SIFMA Municipal Swap Index Yield + 0.80%),
15,065,000	2.300	11/01/2021	15,061,083
North Broward Hospital District RB Refunding for Broward Health Series 2017 B (BBB+/Baa2)
1,000,000	5.000	01/01/2020	1,022,110
1,000,000	5.000	01/01/2021	1,050,550
1,000,000	5.000	01/01/2022	1,078,160
Orange County School Board COP Series 2012 B (AA/Aa2)(a)
18,650,000	5.000	08/01/2022	20,743,276

The accompanying notes are an integral part of these financial statements.	93

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued)

March 31, 2019

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Florida – (continued)
Orlando & Orange County Expressway Authority RB Series 2010 C (A+/NR)(a)
$12,860,000	5.000%	07/01/2020	$13,410,537
Orlando Florida Community Redevelopment Agency Tax Increment RB Refunding for Conroy Road District Series 2012 (A-/NR)
1,305,000	5.000	04/01/2019	1,305,000
1,375,000	5.000	04/01/2020	1,416,360
Orlando Utilities Commission, Utility System RB Refunding Series 2017 A (AA/Aa2)(b)(c)
7,340,000	3.000	10/01/2020	7,465,147
Palm Glades Community Development District Senior Special Assessment Bonds Series 2018 A-1 (A/NR)
185,000	3.000	11/01/2020	187,756
190,000	3.000	11/01/2021	194,347
195,000	3.000	11/01/2022	201,051
205,000	3.000	11/01/2023	211,947
210,000	3.000	11/01/2024	217,911
Palm Glades Community Development District Special Assessment Refunding Bonds Series 2016 (A/NR)
485,000	2.000	05/01/2019	484,976
Parklands Lee Community Development District Special Assessment Refunding Senior Lien Series 2013 A-1 (A/NR)
140,000	2.875	05/01/2019	140,167
Parkway Center Community Development District Special Assessment for Amenity Projects Series 2018-2 (A-/NR)
85,000	3.500	05/01/2021	86,533
85,000	3.500	05/01/2022	86,931
90,000	3.500	05/01/2023	92,597
95,000	3.500	05/01/2024	97,950
Parkway Center Community Development District Special Assessment Refunding Series 2018-1 (BBB/NR)
235,000	3.500	05/01/2023	240,774
245,000	3.500	05/01/2024	251,203
255,000	3.500	05/01/2025	261,120
Paseo Community Development District Capital Improvement RB Refunding Series 2018 (A-/NR)
300,000	4.000	05/01/2020	304,437
405,000	4.000	05/01/2021	415,797
420,000	4.000	05/01/2022	435,204
435,000	4.000	05/01/2023	454,862
Portofino Isles Community Development District Special Assessment Refunding Series 2013 (BBB/NR)
230,000	3.000	05/01/2019	230,200
Reunion East Community Development District Special Assessment Refunding Series 2015 A (NR/NR)
1,310,000	4.000	05/01/2020	1,321,594
River Bend Community Development District Special Assessment RB Refunding Senior Series 2016 A-1 (A-/NR)
355,000	2.000	05/01/2019	355,124
365,000	2.000	05/01/2020	366,277
375,000	2.000	05/01/2021	376,654
385,000	2.500	05/01/2022	391,583
395,000	2.500	05/01/2023	401,494
405,000	2.500	05/01/2024	410,241
415,000	2.750	05/01/2025	422,126
425,000	3.000	05/01/2026	437,818

Municipal Bonds – (continued)
Florida – (continued)
Sausalito Bay Community Development District Special Assessment Refunding Series 2013 (A-/NR)
90,000	2.750	05/01/2019	90,095
100,000	3.000	05/01/2020	101,524
School District of Broward County COP Series 2012 A (NR/NR)(a)
7,310,000	5.000	07/01/2022	8,085,883
South Fork East Community Development District Capital Improvement RB Refunding Series 2017 (BBB/NR)
380,000	2.125	05/01/2019	380,053
390,000	2.250	05/01/2020	390,741
400,000	2.625	05/01/2021	403,408
405,000	2.875	05/01/2022	411,091
South Kendall Community Development District Special Assessment Refunding Series 2016 (BBB/NR)
325,000	2.000	11/01/2019	324,997
330,000	2.250	11/01/2020	330,373
330,000	2.250	11/01/2021	329,878
335,000	2.250	11/01/2022	333,790
South Village Community Development District Capital Improvement and Special Assessment Refunding Senior Lien Series 2016 A-1 (A/NR)
300,000	2.000	05/01/2019	300,036
310,000	2.000	05/01/2020	310,226
100,000	2.000	05/01/2021	100,155
100,000	2.125	05/01/2022	100,236
100,000	2.375	05/01/2023	100,727
100,000	2.500	05/01/2024	100,861
100,000	2.750	05/01/2025	101,774
100,000	3.000	05/01/2026	103,082
South-Dade Venture Community Development District Special Assessment RB Refunding Series 2012 (BBB/NR)
345,000	4.125	05/01/2019	345,552
375,000	4.375	05/01/2021	391,703
390,000	4.500	05/01/2022	415,424
Spicewood Community Development District Special Assessment Refunding Series 2013 (A-/NR)
115,000	2.875	05/01/2019	115,123
Stonebrier Community Development District Special Assessment Refunding Series 2016 (A-/NR)
245,000	2.000	05/01/2019	245,020
250,000	2.000	05/01/2020	250,557
255,000	2.250	05/01/2021	254,776
260,000	2.250	05/01/2022	259,649
Talis Park Community Development District Capital Improvement RB Refunding Senior Series 2016 A-1 (BBB+/NR)
175,000	2.000	05/01/2019	175,058
175,000	2.000	05/01/2020	175,520
180,000	2.250	05/01/2021	181,524
185,000	2.250	05/01/2022	186,399
Tolomato Community Development District Special Assessment GO Refunding Bonds Senior Lien Series 2018 A-1 (AGM) (AA/NR)
960,000	2.000	05/01/2019	959,981
980,000	2.000	05/01/2020	979,990
1,000,000	2.125	05/01/2021	997,810
1,020,000	2.250	05/01/2022	1,019,827
1,045,000	2.500	05/01/2023	1,053,600

94	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Florida – (continued)
Trails at Monterey Community Development District Special Assessment Refunding Series 2012 (A-/NR)
$110,000	3.250%	05/01/2019	$110,158
115,000	3.500	05/01/2020	117,367
115,000	3.750	05/01/2021	119,599
125,000	3.875	05/01/2022	131,831
125,000	4.000	05/01/2023	131,789
135,000	4.125	05/01/2024	143,406
140,000	4.150	05/01/2025	148,284
145,000	4.250	05/01/2026	153,841
Turnbull Creek Community Development District Senior Special Assessment Refunding Series 2015 A-1 (A/NR)
400,000	2.300	05/01/2019	400,060
125,000	2.600	05/01/2020	125,581
Two Creeks Community Development District RB Refunding for Capital Improvement Senior Lien Series 2016 A-1 (A/NR)
160,000	2.000	05/01/2019	160,040
160,000	2.000	05/01/2020	160,373
345,000	2.250	05/01/2021	347,146
Venetian Isles Community Development District Special Assessment RB Refunding Series 2013 (A+/NR)
235,000	2.875	05/01/2019	235,221
240,000	3.000	05/01/2020	243,350
Verano #1 Community Development District Senior Special Assessment Refunding for Community Infrastructure Project Series 2017 A-1 (BBB/NR)(f)
300,000	2.250	05/01/2019	300,114
305,000	2.500	05/01/2020	306,943
315,000	2.750	05/01/2021	319,703
325,000	3.000	05/01/2022	333,037
335,000	3.100	05/01/2023	345,543
Village Community Development District No. 10 Special Assessment RB Series 2012 (NR/NR)
760,000	4.500	05/01/2023	799,930
Village Community Development District No. 6 Special Assessment RB Refunding Series 2017 (A-/NR)
250,000	4.000	05/01/2019	250,445
340,000	4.000	05/01/2020	348,150
350,000	4.000	05/01/2021	361,921
375,000	4.000	05/01/2022	393,218
395,000	4.000	05/01/2023	418,988
415,000	4.000	05/01/2024	444,336
320,000	4.000	05/01/2025	344,778
Village Community Development District No. 7 Special Assessment RB Refunding Series 2015 (A/NR)
2,020,000	3.000	05/01/2019	2,021,252
Vizcaya In Kendall Community Development District Special Assessment Bonds Series 2016 (BBB-/NR)
195,000	2.000	11/01/2019	194,830
200,000	2.250	11/01/2020	199,886
205,000	2.250	11/01/2021	204,262
210,000	2.250	11/01/2022	208,314
215,000	2.500	11/01/2023	214,282

Municipal Bonds – (continued)
Florida – (continued)
Waters Edge Community Development District Capital Improvement RB Refunding Senior Lien Series 2015 A-1 (BBB+/NR)
385,000	2.000	05/01/2019	385,135
390,000	2.375	05/01/2020	392,882
400,000	2.625	05/01/2021	406,600
Wyndam Park Community Development District Special Assessment Refunding Series 2013 (A-/NR)
95,000	2.875	05/01/2019	95,109

			225,675,871

Georgia – 4.4%
Burke County Development Authority Pollution Control RB for Georgia Power Company Plant Vogtle Project First Series 2012 (A-/Baa1)(b)(c)
8,000,000	1.850	08/22/2019	7,993,040
Burke County Development Authority Pollution Control RB for Georgia Power Company Plant Vogtle Project Second Series 2008 (A-/NR)(b)(c)
4,000,000	2.925	03/12/2024	4,066,920
Burke County Development Authority Pollution Control RB for Oglethorpe Power Corporation Vogtle Series 2017 F (A-/Baa1)(b)(c)
29,150,000	3.000	02/01/2023	29,443,832
City of Atlanta Tax Allocation Refunding Bonds for Atlantic Station Project Series 2017 (BBB/A3)
575,000	5.000	12/01/2021	620,201
500,000	5.000	12/01/2022	552,030
500,000	5.000	12/01/2023	565,250
City of Augusta GO Bonds Series 2016 (NR/Aa2)
12,810,000	5.000	10/01/2019	13,031,869
12,135,000	5.000	10/01/2020	12,757,768
De Kalb County School District GO Sales Tax Bonds Series 2017 (ST AID WITHHLDG) (AA+/Aa1)
31,115,000	4.000	10/01/2021	32,981,277
18,845,000	4.000	10/01/2022	20,394,813
Georgia State GO Refunding Bonds Series 2011 E-2 (AAA/Aaa)
9,265,000	5.000	09/01/2021	10,030,660
Georgia State GO Refunding Bonds Series 2016 E (AAA/Aaa)
21,500,000	5.000	12/01/2022	24,150,305
Georgia State GO Refunding Bonds Series 2016 F (AAA/Aaa)
20,745,000	5.000	07/01/2022	23,024,253
Georgia State Road & Tollway Authority RB Refunding Series 2011 B (AAA/Aaa)
5,445,000	5.000	10/01/2021	5,910,057
Henry County School District GO Bonds Series 2018 (ST AID WITHHLDG) (AA+/Aa1)
3,250,000	5.000	08/01/2021	3,507,270
5,340,000	5.000	08/01/2022	5,933,755
Main Street Natural Gas Inc. Gas Supply RB Series 2019 A (A-/A3)
715,000	5.000	05/15/2020	737,716
750,000	5.000	05/15/2021	792,375
1,000,000	5.000	05/15/2022	1,079,670
1,500,000	5.000	05/15/2023	1,652,115
1,500,000	5.000	05/15/2024	1,680,540

The accompanying notes are an integral part of these financial statements.	95

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued)

March 31, 2019

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Georgia – (continued)
Main Street Natural Gas, Inc. Gas Supply RB Series 2018 A (NR/Aa2)(b)(c)
$38,000,000	4.000%	09/01/2023	$40,902,820
Metropolitan Atlanta Rapid Transit Authority Sales Tax RB Refunding Series 2018 A (AA+/Aa2)
25,580,000	3.000	07/01/2022	26,709,357
Milledgeville & Baldwin County Development Authority Student Housing RB Refunding for Georgia College & State University Foundation Property V, LLC Project Series 2007 (AMBAC) (A+/WR)(d)
(3 Mo. LIBOR + 0.60%),
11,535,000	2.474	10/01/2024	11,543,651
Public Gas Partners Inc., Gas Project RB for Gas Supply Pool No. 1 Series 2009 A (A+/WR)
5,950,000	5.000	10/01/2019	6,045,022
Richmond County Development Authority RB Subordinate Series 1991 C (ETM) (NR/Aaa)(a)(e)
10,130,000	0.000	12/01/2021	9,660,373

			295,766,939

Guam – 0.3%
Guam Government Limited Obligation RB Refunding Section 30 Series 2016 A (BB/NR)
1,500,000	5.000	12/01/2019	1,528,995
Guam Government Privilege Special Tax Refunding Bonds Series 2015 D (BB/NR)
900,000	5.000	11/15/2019	916,236
3,775,000	5.000	11/15/2021	4,025,094
Guam Power Authority RB Series 2010 A (BBB/Baa2)(a)
7,495,000	5.500	10/01/2020	7,932,633
Guam Waterworks Authority RB for Water & Wastewater System Series 2016 (A-/Baa2)
310,000	5.000	07/01/2021	327,822
500,000	5.000	07/01/2022	542,010
Guam Waterworks Authority RB Refunding for Water & Wastewater System Series 2017 (A-/Baa2)
100,000	5.000	07/01/2019	100,652
400,000	5.000	07/01/2021	422,996
400,000	5.000	07/01/2022	433,608
500,000	5.000	07/01/2023	552,090
400,000	5.000	07/01/2024	449,536
Port Authority of Guam Private Activity RB Series 2018 B (AMT) (A/Baa2)
250,000	5.000	07/01/2019	251,622
800,000	5.000	07/01/2022	861,752
500,000	5.000	07/01/2023	547,430

			18,892,476

Hawaii – 0.7%
County of Maui GO Refunding Bonds Series 2014 (AA+/Aa1)
4,015,000	5.000	06/01/2020	4,174,556
Hawaii Pacific Health RB for Hawaii Pacific Health Obligated Group Series 2010 A (AA-/A1)(a)
11,870,000	5.500	07/01/2020	12,451,155
Hawaii State GO Bonds Series 2011 DZ (NR/NR)(a)
3,185,000	5.000	12/01/2021	3,467,127

Municipal Bonds – (continued)
Hawaii – (continued)
Hawaii State GO Bonds Series 2013 EH (NR/NR)(a)
6,125,000	5.000	08/01/2023	6,984,521
Hawaii State GO Refunding Bonds Series 2016 FH (AA+/Aa1)
7,545,000	3.000	10/01/2021	7,813,376
Honolulu City & County GO Bonds Series 2012 A (AA+/Aa1)(a)
3,620,000	5.000	11/01/2022	4,042,599
Honolulu City & County GO Bonds Series 2012 B (AA+/Aa1)
3,000,000	5.000	11/01/2022	3,359,610
Honolulu City & County GO Bonds Series 2017 A (AA+/Aa1)
4,370,000	5.000	09/01/2021	4,724,669

			47,017,613

Idaho – 0.4%
State of Idaho GO Bonds Series 2018 (SP-1+/MIG1)
25,650,000	4.000	06/28/2019	25,799,796

Illinois – 8.3%
Chicago Illinois Board of Education GO Bonds Series 1999 A (FGIC) (NATL-RE-IBC) (B+/Baa2)
1,820,000	5.250	12/01/2020	1,895,858
Chicago Illinois Board of Education GO Refunding Bonds Series 1999 A (NATL-RE) (B+/Baa2)(e)
6,595,000	0.000	12/01/2019	6,474,773
Chicago Illinois Board of Education Unlimited Tax GO Refunding Bonds for Dedicated Revenues Series 2018 A (AGM) (AA/NR)
500,000	5.000	12/01/2022	543,905
3,150,000	5.000	12/01/2023	3,492,940
4,100,000	5.000	12/01/2024	4,623,816
Chicago Illinois Capital Appreciation GO Refunding Bonds and Project Series 2009 C (BBB+/Ba1)(e)
4,645,000	0.000	01/01/2023	4,130,288
Chicago Illinois Emergency Telephone System GO Refunding Bonds Series 1999 (NATL-RE) (BBB+/Baa2)
10,020,000	5.500	01/01/2023	10,750,558
Chicago Illinois GO Bonds Project and Refunding RMKT 05/29/15 Series 2003 B (BBB+/Ba1)
4,980,000	5.000	01/01/2023	5,337,664
Chicago Illinois GO Bonds Project and Refunding Series 2009 A (BBB+/Ba1)
5,400,000	5.000	01/01/2022	5,532,840
Chicago Illinois GO Bonds Project and Refunding Series 2014 A (BBB+/Ba1)
2,125,000	5.000	01/01/2022	2,245,679
Chicago Illinois GO Refunding Bonds Capital Appreciation Series 2007 C (NATL-RE) (BBB+/Baa2)
4,400,000	5.000	01/01/2030	4,413,024
Chicago Illinois GO Refunding Bonds Series 2012 C (BBB+/Ba1)
14,445,000	5.000	01/01/2022	15,743,172
Chicago Illinois GO Refunding Bonds Series 2015 C (BBB+/NR)
1,495,000	5.000	01/01/2020	1,523,674
2,000,000	5.000	01/01/2021	2,115,940
16,000,000	5.000	01/01/2022	16,908,640
14,420,000	5.000	01/01/2023	15,455,644
Chicago Illinois Modern Schools Across Chicago Program GO Bonds Series 2010 A (BBB+/Ba1)
1,080,000	5.000	12/01/2019	1,098,425

96	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Illinois – (continued)
Chicago Illinois O’Hare International Airport RB Refunding General Airport Senior Lien Series 2015 B (A/NR)
$4,000,000	5.000%	01/01/2021	$4,230,480
Chicago Illinois Sales Tax RB Series 2011 A (NR/WR)(a)
5,000,000	5.250	01/01/2022	5,489,900
Chicago Illinois Sales Tax Refunding RMKT 06/09/15 Series 2002 (ETM) (BBB-/NR)(a)
1,250,000	5.000	01/01/2021	1,323,575
Chicago Illinois Wastewater Transmission RB Refunding Second Lien Project Series 2008 C (A/NR)
1,000,000	5.000	01/01/2021	1,051,760
Chicago Illinois Wastewater Transmission RB Refunding Second Lien Series 2017 B (A/NR)
2,050,000	5.000	01/01/2021	2,156,108
1,450,000	5.000	01/01/2022	1,566,565
Chicago Illinois Wastewater Transmission RB Second Lien Series 2017 A (A/NR)
600,000	5.000	01/01/2021	631,056
1,660,000	5.000	01/01/2022	1,793,447
Chicago Illinois Water RB Refunding Second Lien Project RMKT 05/23/16 Series 2004 (A/NR)
2,500,000	5.000	11/01/2020	2,617,675
Chicago Illinois Waterworks RB Refunding Second Lien Project Series 2017-2 (A/NR)
2,500,000	5.000	11/01/2019	2,545,375
1,400,000	5.000	11/01/2020	1,465,898
1,000,000	5.000	11/01/2021	1,075,740
Cook County Illinois GO Refunding Bonds Series 2009 C (AA-/A2)
7,460,000	5.000	11/15/2021	7,599,278
Cook County Illinois GO Refunding Bonds Series 2012 C (AA-/A2)
1,500,000	5.000	11/15/2019	1,528,755
1,000,000	4.000	11/15/2020	1,031,370
Cook County School District No. 95 GO Refunding Bonds for Brookfield-Lagrange Park Project Series 2017 A (NR/Aa2)
690,000	4.000	12/01/2019	700,005
675,000	4.000	12/01/2020	697,309
710,000	4.000	12/01/2021	746,714
800,000	4.000	12/01/2022	853,400
Cook Kane Lake & McHenry Counties Community College District No. 512 GO Refunding Bonds for William Rainey Harper College Series 2017 B (NR/Aaa)
9,000,000	5.000	12/01/2022	10,078,650
Illinois Educational Facilities Authority RB for University of Chicago Series 2001 B-1 (AA-/Aa2)(b)(c)
7,625,000	1.800	02/13/2020	7,626,220
Illinois Educational Facilities Authority RB for University of Chicago Series 2001 B-2 (AA-/Aa2)(b)(c)
6,000,000	1.550	02/13/2020	5,988,180
Illinois Finance Authority Charter School RB Refunding & Improvement Bonds for Chicago International Charter School Project Series 2017 A (BBB/NR)
200,000	3.000	12/01/2019	200,546
400,000	4.000	12/01/2020	408,540
425,000	4.000	12/01/2021	438,035
300,000	5.000	12/01/2022	321,984
450,000	5.000	12/01/2023	489,681

Municipal Bonds – (continued)
Illinois – (continued)
Illinois Finance Authority RB for Prairie Power, Inc. Project RMKT 05/08/17 Series 2017 A (A/NR)(b)(c)
6,650,000	1.750	05/06/2020	6,638,961
Illinois Finance Authority RB for Trinity Health Credit Group Series 2011 L (AA-/Aa3)(a)
6,960,000	5.000	12/01/2021	7,566,982
Illinois Finance Authority RB Refunding for Franciscan Communities Project Series 2017 A (BBB-/NR)
2,055,000	3.250	05/15/2022	2,066,816
Illinois Finance Authority RB Refunding for Illinois Wesleyan University Series 2016 (A-/Baa1)
255,000	4.000	09/01/2020	261,316
500,000	4.000	09/01/2021	520,310
Illinois Finance Authority RB Refunding for Northwestern Memorial Healthcare Series 2017 B (AA+/Aa2)(b)(c)
8,365,000	5.000	12/15/2022	9,329,652
Illinois Sales Tax Securitization Corp. RB Refunding Series 2017 A (AA-/NR)
300,000	5.000	01/01/2020	306,180
500,000	5.000	01/01/2021	523,675
1,000,000	5.000	01/01/2022	1,071,450
1,500,000	5.000	01/01/2023	1,641,735
Illinois Sales Tax Securitization Corp. RB Refunding Series 2018 C (AA-/NR)
4,180,000	5.000	01/01/2025	4,743,213
Illinois State GO Bonds Series 2012 (BBB-/Baa3)
1,505,000	5.000	03/01/2021	1,574,275
Illinois State GO Bonds Series 2013 (BBB-/Baa3)
3,645,000	5.000	07/01/2019	3,671,681
3,995,000	5.500	07/01/2024	4,362,220
Illinois State GO Bonds Series 2017 A (BBB-/Baa3)
8,600,000	5.000	12/01/2020	8,947,956
Illinois State GO Bonds Series 2017 B (BBB-/Baa3)
40,650,000	5.000	11/01/2019	41,349,586
4,750,000	5.000	12/01/2020	4,942,185
9,000,000	5.000	12/01/2021	9,569,790
Illinois State GO Bonds Series 2017 D (BBB-/Baa3)
19,455,000	5.000	11/01/2021	20,650,510
21,835,000	5.000	11/01/2022	23,540,968
30,000,000	5.000	11/01/2023	32,539,200
Illinois State GO Bonds Series 2018 A (BBB-/Baa3)
12,500,000	5.000	05/01/2021	13,126,125
Illinois State GO Bonds Series 2018 B (BBB-/Baa3)
5,000,000	5.000	05/01/2019	5,011,900
5,000,000	5.000	05/01/2021	5,250,450
Illinois State GO Refunding Bonds Series 2009 A (BBB-/Baa3)
16,000,000	4.000	09/01/2020	16,018,720
Illinois State GO Refunding Bonds Series 2010 (BBB-/Baa3)
16,490,000	5.000	01/01/2020	16,829,694
Illinois State GO Refunding Bonds Series 2012 (BBB-/Baa3)
7,295,000	5.000	08/01/2019	7,366,491
1,000,000	5.000	08/01/2021	1,055,790
Illinois State GO Refunding Bonds Series 2013 A (BBB-/Baa3)
2,000,000	5.000	04/01/2021	2,096,020
Illinois State GO Refunding Bonds Series 2016 (BBB-/Baa3)
20,000,000	5.000	02/01/2020	20,457,800

The accompanying notes are an integral part of these financial statements.	97

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued)

March 31, 2019

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)
Illinois – (continued)
Illinois State GO Refunding Bonds Series 2017 D (BBB-/Baa3)
$26,400,000	5.000%		11/01/2020	$27,453,624
Illinois State Sales Tax RB for Build Junior Obligation Series 2013 IL (BBB/NR)
12,500,000	5.000		06/15/2021	13,187,125
Illinois State Sales Tax RB Refunding Junior Obligation Series 2016 D (BBB/NR)
550,000	4.000		06/15/2021	568,508
Illinois State Toll Highway Authority RB Refunding Senior Series 2018 A (AA-/Aa3)
2,250,000	5.000		01/01/2023	2,521,103
Railsplitter Tobacco Settlement Authority Tobacco Settlement RB Series 2010 (BBB+/NR)(a)
17,325,000	5.500		06/01/2021	18,759,857
Railsplitter Tobacco Settlement Authority Tobacco Settlement RB Series 2017 (A/NR)
5,000,000	5.000		06/01/2022	5,466,050
Springfield Electric RB Refunding Senior Lien Series 2015 (A/A3)
2,000,000	5.000		03/01/2021	2,117,900
State of Illinois GO Bonds Series 2014 (BBB-/Baa3)
3,245,000	5.000		02/01/2023	3,480,425
State of Illinois GO Bonds Series 2016 (BBB-/Baa3)
14,885,000	5.000		06/01/2023	16,047,072
State of Illinois GO Bonds Series 2017 A (BBB-/Baa3)
10,000,000	5.000		12/01/2023	10,859,100
State of Illinois GO Refunding Bonds Series 2016 (BBB-/Baa3)
2,360,000	5.000		02/01/2023	2,531,218
University of Illinois Board Trustees COP RB Refunding Series 2016 A (A-/A1)
5,250,000	5.000		08/15/2020	5,476,853
5,000,000	5.000		08/15/2021	5,357,400

				553,800,972

Indiana – 0.6%
City of Whiting Environmental Facilities RB for BP Products North America, Inc. Project Series 2008 (A-/A1)(b)(c)
15,000,000	1.850		10/01/2019	14,997,900
Indiana Finance Authority Hospital RB for Indiana University Health Obligated Group Series 2012 A (A/A2)
855,000	5.000		05/01/2020	885,259
Indiana Finance Authority RB for Community Foundation of Northwest Indiana Obligated Group Series 2012 (AA-/NR)
650,000	5.000		03/01/2020	669,357
Indiana Finance Authority RB Refunding for Parkview Health System Obligation Group Series 2018 C (AA-/Aa3)(b)
(SIFMA Municipal Swap Index Yield + 0.55%),
7,625,000	2.050		11/01/2023	7,626,296
Indiana Health Facility Financing Authority Ascension Health Subordinate Credit Group RB Series 2005 A-9 (NR/NR)(a)(c)
95,000	1.375		05/01/2020	94,358
Kankakee Valley Middle School Building Corp. Ad Valorem Property Tax Refunding Bonds Series 2017 (AA+/NR)
375,000	5.000		07/15/2020	391,597
465,000	3.000		01/15/2021	476,992
250,000	5.000		07/15/2021	268,020

Municipal Bonds – (continued)
Indiana – (continued)
Kankakee Valley Middle School Building Corp. Ad Valorem Property Tax Refunding Bonds Series 2017 (AA+/NR) – (continued)
405,000	3.000		01/15/2022	416,814
200,000	5.000		07/15/2022	220,398
300,000	5.000		01/15/2023	334,980
375,000	3.000		07/15/2023	389,449
Rockport City PCRB Refunding for Indiana Michigan Power Co. Project Series 2009 B (A-/A3)
10,000,000	3.050		06/01/2025	10,215,600

				36,987,020

Iowa – 0.1%
Iowa Finance Authority RB Refunding for Iowa Health System Obligation Group Series 2018 B (AA-/A1)
195,000	5.000		02/15/2020	200,612
650,000	5.000		02/15/2021	688,799
600,000	5.000		02/15/2022	654,138
500,000	5.000		02/15/2023	559,110
Iowa Finance Authority State Revolving RB Series 2011 (AAA/Aaa)(a)
5,000,000	5.000		08/01/2021	5,394,450

				7,497,109

Kansas – 0.1%
Sedgwick County Kansas Unified School District No. 259 GO Refunding and Improvement Bonds Series 2015 A (NR/Aa2)
3,000,000	4.000		10/01/2021	3,175,380

Kentucky – 1.8%
Kentucky Asset Liability Commission General Fund RB Refunding for Floating Rate Project Notes Series 2007 A (NATL-RE) (A-/A1)(d)
(3 Mo. LIBOR + 0.53%),
16,650,000	2.363		11/01/2027	16,211,272
Kentucky Economic Development Finance Authority Hospital RB Refunding for Owensboro Medical Health System, Inc. Series 2017 A (BB+/Baa3)
350,000	5.000		06/01/2019	351,523
500,000	5.000		06/01/2020	514,690
1,100,000	5.000		06/01/2021	1,158,135
2,450,000	5.000		06/01/2022	2,633,799
1,000,000	5.000		06/01/2023	1,093,240
Kentucky Public Energy Authority Gas Supply RB Series 2018 A (NR/A3)
12,000,000	4.000	(b)(c)	04/01/2024	12,884,280
785,000	4.000		04/01/2020	799,020
775,000	4.000		04/01/2021	801,327
1,210,000	4.000		04/01/2022	1,268,394
Kentucky Public Energy Authority Gas Supply RB Series 2018 A (NR/WR)
655,000	4.000		04/01/2019	655,000
Kentucky Public Energy Authority Gas Supply RB Series 2018 C-1 (A/A3)
660,000	4.000		06/01/2020	673,702
1,085,000	4.000		12/01/2020	1,117,300
1,080,000	4.000		06/01/2021	1,119,787

98	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Kentucky – (continued)
Kentucky Public Energy Authority Gas Supply RB Series 2018 C-1 (A/A3) – (continued)
$1,515,000	4.000%	12/01/2021	$1,582,493
1,765,000	4.000	06/01/2022	1,853,409
2,420,000	4.000	12/01/2022	2,559,586
3,765,000	4.000	06/01/2023	3,992,933
7,385,000	4.000	12/01/2023	7,876,029
Kentucky State Turnpike Authority Economic Development Road RB for Revitalization Projects Series 2012 A (A-/Aa3)(a)
3,490,000	5.000	07/01/2022	3,866,292
Kentucky State Turnpike Authority Economic Development Road RB Refunding for Revitalization Projects Series 2014 A (A-/Aa3)
2,930,000	5.000	07/01/2023	3,295,781
Kentucky State Turnpike Authority Economic Development Road RB Refunding for Revitalization Projects Series 2016 A (A-/Aa3)
950,000	2.000	07/01/2020	953,848
Louisville & Jefferson County Metropolitan Sewer District RB for Sewer & Drainage System Series 2009 B (AA/Aa3)
2,000,000	5.000	05/15/2019	2,008,220
Louisville & Jefferson County Metropolitan Sewer District RB Refunding for Kentucky Sewer & Drainage System Series 2018 (SP-1+/MIG1)
45,000,000	4.000	11/01/2019	45,626,850
Louisville & Jefferson County PCRB for Louisville Gas & Electric Company Project RMKT 04/03/17 Series 2003 A (A/A1)(b)(c)
6,000,000	1.500	10/01/2033	6,000,000

			120,896,910

Louisiana – 0.4%
City of Shreveport Louisiana Water and Sewer RB Refunding Series 2014 A (BAM) (AA/A3)
3,000,000	5.000	12/01/2019	3,065,820
Ernest N. Morial New Orleans Exhibition Hall Authority Special Tax Refunding Bonds Series 2012 (AA+/A1)
1,000,000	5.000	07/15/2019	1,009,460
Louisiana Local Government Environmental Facilities and Community Development Authority RB Refunding for Ragin’ Cajun Facilities, Inc. – Student Housing & Parking Project Series 2017 (AGM) (AA/NR)
735,000	2.250	10/01/2021	742,637
815,000	5.000	10/01/2021	879,393
800,000	2.500	10/01/2022	817,696
950,000	5.000	10/01/2022	1,051,099
Louisiana Public Facilities Authority RB Refunding for Ochsner Clinic Foundation Project Series 2015 (A-/A3)
250,000	4.000	05/15/2019	250,630
300,000	4.000	05/15/2020	307,209
Louisiana State GO Bonds Series 2011 A (NR/Aa3)(a)
6,000,000	5.000	09/01/2020	6,290,880
Louisiana State GO Bonds Series 2012 A (AA-/Aa3)
5,000,000	5.000	08/01/2022	5,538,750
State of Louisiana GO Unlimited Refunding Bonds Series 2012 C (AA-/Aa3)
5,000,000	5.000	07/15/2020	5,218,700

			25,172,274

Municipal Bonds – (continued)
Maine – 0.6%
County of Cumberland GO Unlimited Notes Series 2019 (ME) (SP-1+/NR)
13,100,000	3.000	11/08/2019	13,217,376
Maine Governmental Facilities Authority Lease Rental RB Series 2015 B (AA-/Aa3)
1,985,000	4.000	10/01/2020	2,057,294
1,345,000	4.000	10/01/2021	1,423,292
Maine Turnpike Authority RB Refunding Series 2014 (AA-/Aa3)
1,430,000	5.000	07/01/2020	1,491,219
State of Maine GO Bonds Series 2018 D (AA/Aa2)
8,545,000	5.000	06/01/2021	9,172,630
8,000,000	5.000	06/01/2022	8,846,960
4,250,000	5.000	06/01/2023	4,829,615

			41,038,386

Maryland – 2.9%
Baltimore Maryland RB Refunding for Convention Center Hotel Project Series 2017 (BBB-/NR)
350,000	4.000	09/01/2019	353,139
500,000	5.000	09/01/2020	520,085
500,000	5.000	09/01/2021	533,580
500,000	5.000	09/01/2022	546,310
City of Baltimore RB for Water Projects Series 2002 Subseries B (NATL-RE) (AA-/Aa3)(c)
11,350,000	3.633	07/01/2037	11,326,165
City of Baltimore RB for Water Projects Series 2002 Subseries C (A+/A1)(c)
7,025,000	3.588	04/03/2019	6,975,614
County of Anne Arundel GO Refunding Bonds for Consolidated General Improvements Series 2015 (AAA/WR)
6,220,000	5.000	04/01/2019	6,220,000
County of Baltimore GO Bonds for Consolidated Public Improvement Series 2012 (AAA/Aaa)
2,000,000	5.000	08/01/2022	2,223,760
County of Baltimore GO Bonds for Consolidated Public Improvement Series 2017 (AAA/Aaa)
2,825,000	5.000	03/01/2023	3,192,278
County of Montgomery GO Bonds for Consolidated Public Improvement Series 2013 A (AAA/Aaa)(a)
28,805,000	5.000	11/01/2023	33,141,017
County of Montgomery GO Refunding Bonds for Consolidated Public Improvement Series 2017 D (AAA/Aaa)
8,200,000	3.000	11/01/2022	8,599,176
Howard County GO Bonds Consolidated Public Improvement Project & Refunding Series 2014 A (AAA/Aaa)
2,590,000	5.000	02/15/2022	2,841,256
Maryland Health & Higher Educational Facilities Authority RB Refunding for Meritus Medical Center Obligation Group Series 2015 (BBB/NR)
730,000	4.000	07/01/2020	748,761
Maryland State Department of Transportation RB Refunding for Consolidated Transportation Series 2015 (AAA/Aa1)
19,900,000	5.000	02/15/2020	20,500,781
Maryland State Economic Development Corporation Student Housing RB Refunding for University of Maryland College Park Projects Series 2016 (AGM) (AA/A2)
660,000	4.000	06/01/2021	692,175

The accompanying notes are an integral part of these financial statements.	99

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued)

March 31, 2019

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Maryland – (continued)
Maryland State GO Bonds for State & Local Facilities Loan First Series 2018 A (AAA/Aaa)
$10,470,000	5.000%	03/15/2022	$11,520,455
Maryland State GO Bonds for State & Local Facilities Loan Second Series 2012 B (AAA/Aaa)(a)
17,850,000	4.000	08/01/2020	18,442,620
Maryland State GO Bonds for State & Local Facilities Loan Tax Exempt Second Series 2013 A (AAA/Aaa)(a)
15,820,000	5.000	08/01/2021	17,086,866
State of Maryland Department of Transportation Second Issue RB Series 2013 (AAA/Aa1)
10,265,000	4.000	12/01/2026	10,901,943
State of Maryland Department of Transportation Third Issue RB Series 2015 (AAA/Aa1)
9,855,000	4.000	12/15/2026	10,878,442
State of Maryland GO State and Local Facilities Loan Second Series A Tax Exempt Bonds 2013 (AAA/Aaa)
19,935,000	4.000	08/01/2027	20,959,858
University Maryland System Auxiliary Facility & Tuition RB Series 2018 A (AA+/Aa1)
1,560,000	5.000	04/01/2020	1,613,680
1,595,000	5.000	04/01/2022	1,755,856
1,075,000	5.000	04/01/2023	1,217,577

			192,791,394

Massachusetts – 2.4%
City of Worcester Municipal Purpose Loan GO Bonds Series 2018 A (AA-/Aa3)
4,105,000	5.000	01/15/2021	4,354,173
Massachusetts Clean Water Trust RB State Revolving Green Bonds Series 2017 (AAA/Aaa)
3,795,000	5.000	02/01/2023	4,285,959
Massachusetts Commonwealth Transportation Fund RB for Accelerated Bridge Program Series 2012 A (AA+/Aa1)(a)
10,000,000	5.000	06/01/2021	10,744,500
Massachusetts Development Finance Agency Wellforce Obligation Group RB Refunding Series 2019 A (BBB+/NR)
485,000	5.000	07/01/2020	504,269
460,000	5.000	07/01/2021	491,455
875,000	5.000	07/01/2022	959,166
725,000	5.000	07/01/2023	811,732
Massachusetts State GO Bonds Consolidated Loan Series 2007 A (NATL-RE) (AA/Aa1)(d)
(3 Mo. LIBOR + 0.57%),
21,375,000	2.403	05/01/2037	20,804,074
Massachusetts State GO Bonds Consolidated Loan Series 2012 A (BHAC-CR) (FGIC) (AA+/Aa1)(d)
(3 Mo. LIBOR + 0.57%),
33,240,000	2.403	05/01/2037	32,352,160
Massachusetts State GO Refunding Bonds Series 2007 A (AA/Aa1)(d)
(3 Mo. LIBOR + 0.55%),
38,250,000	2.383	11/01/2025	38,198,362
Massachusetts State Health & Educational Facilities Authority RB for Foundation of Massachusetts Eye & Ear Obligated Group Series 2010 C (NR/WR)(a)
1,500,000	5.375	07/01/2020	1,569,225

Municipal Bonds – (continued)
Massachusetts – (continued)
Massachusetts Transportation Trust Fund Metropolitan Highway System Subordinate RB Series 2019 A (AA/Aa2)(b)(c)
40,050,000	5.000	01/01/2023	44,720,631

			159,795,706

Michigan – 2.2%
Allen Park Public School District GO Refunding Bonds Series 2016 (Q-SBLF) (AA/NR)
3,635,000	5.000	05/01/2021	3,881,998
Allendale Public School GO Refunding Bonds Series 2016 (Q-SBLF) (AA/NR)
1,275,000	5.000	11/01/2022	1,421,689
Detroit Downtown Development Authority RB Refunding for Catalyst Development Project Series 2018 A (AGM) (AA/NR)
800,000	5.000	07/01/2022	870,360
900,000	5.000	07/01/2023	999,531
Detroit Downtown Development Authority Subordinate General RB Refunding for Development Area No. 1 Projects Series 2018 B (AGM) (AA/NR)
130,000	5.000	07/01/2019	130,948
600,000	5.000	07/01/2020	621,066
1,500,000	5.000	07/01/2021	1,594,710
1,500,000	5.000	07/01/2022	1,631,925
1,500,000	5.000	07/01/2023	1,665,885
500,000	5.000	07/01/2024	563,760
550,000	5.000	07/01/2025	616,863
Detroit Michigan Sewage Disposal System RB Refunding Senior Lien Series 2004 A (AGM) (AA/A2)
3,015,000	5.250	07/01/2020	3,145,308
Macomb County Michigan L’anse Creuse Public Schools Unlimited Tax GO Refunding Bonds Series 2015 (Q-SBLF) (AA/NR)
1,250,000	5.000	05/01/2020	1,295,337
Macomb County Michigan Roseville Community Schools Unlimited Tax GO Refunding Bonds Series 2014 (Q-SBLF) (AA/NR)
900,000	5.000	05/01/2019	902,403
Michigan Finance Authority Hospital Project RB Refunding Ascension Senior Credit Series 2016 E-1 (AA+/Aa2)(b)(c)
3,000,000	1.100	08/15/2019	2,993,700
Michigan Finance Authority Hospital RB Refunding for Beaumont Health Credit Group Series 2015 A (A+/A1)
2,300,000	4.000	08/01/2020	2,368,954
3,635,000	5.000	08/01/2021	3,907,116
Michigan Finance Authority Hospital RB Refunding for Henry Ford Health System Series 2016 (A/A3)
500,000	5.000	11/15/2021	540,815
Michigan Finance Authority Local Government Loan Program RB for City of Detroit Distributable State Aid Fourth Lien Utgo Refunding Local Project Bonds Series 2016 C-3 (AA-/Aa2)
3,500,000	5.000	04/01/2020	3,611,615
1,510,000	5.000	04/01/2021	1,598,864
Michigan Finance Authority Local Government Loan Program RB for Detroit Financial Recovery Income Tax Revenue and Refunding Local Project Bonds Series 2014 F (BB+/NR)
500,000	3.400	10/01/2020	506,360
500,000	3.600	10/01/2021	511,130
500,000	3.800	10/01/2022	518,510

100	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Michigan – (continued)
Michigan Finance Authority Local Government Loan Program RB for Detroit Water and Sewerage Department Sewage Disposal System RB Refunding Local Project Bonds Senior Lien Series 2014 C-3 (AGM) (AA/A2)
$5,125,000	5.000%	07/01/2021	$5,501,277
Michigan Finance Authority Local Government Loan Program RB for Detroit Water and Sewerage Department Water Supply System RB Refunding Local Project Bonds Senior Lien Series 2014 D-1 (AGM) (AA/A2)
3,165,000	5.000	07/01/2020	3,297,677
10,000,000	5.000	07/01/2021	10,734,200
9,225,000	5.000	07/01/2022	10,189,105
5,000,000	5.000	07/01/2023	5,672,300
Michigan Finance Authority Local Government Loan Program RB for Detroit Water and Sewerage Department Water Supply System RB Refunding Local Project Bonds Senior Lien Series 2014 D-3 (NATL-RE) (AA-/A2)
5,000,000	5.000	07/01/2019	5,041,250
1,390,000	5.000	07/01/2020	1,447,560
Michigan Finance Authority Local Government Loan Program RB for Detroit Water and Sewerage Department Water Supply System RB Refunding Local Project Bonds Series 2015 D-1 (AA-/A2)
700,000	5.000	07/01/2019	705,775
375,000	5.000	07/01/2020	390,529
750,000	5.000	07/01/2021	799,065
Michigan Finance Authority Local Government Loan Program RB for Public Lighting Authority Local Project Bonds Series 2014 B (BB+/NR)
1,125,000	5.000	07/01/2019	1,132,526
1,200,000	5.000	07/01/2020	1,240,320
Michigan Finance Authority Local Government Loan Program RB Refunding for Regional Convention Facility Local Project Series 2014 H-1 (AA-/NR)
825,000	5.000	10/01/2019	838,588
1,140,000	5.000	10/01/2020	1,158,206
Michigan Flushing Community Schools Unlimited Tax GO Refunding Bonds Series 2015 (Q-SBLF) (NR/Aa1)
1,040,000	4.000	05/01/2019	1,042,007
500,000	4.000	05/01/2020	512,910
Michigan Municipal Bond Authority RB for Clean Water Revolving Pooled Project Series 2010 (AAA/NR)(a)
4,850,000	5.000	10/01/2020	5,098,902
Michigan State Hospital Finance Authority RB Refunding for Ascension Health Senior Credit Group RMKT 03/01/17 Series 2010 F-2 (AA+/Aa2)(b)(c)
2,600,000	1.900	04/01/2021	2,608,398
Michigan State Hospital Finance Authority RB Refunding for Ascension Health Senior Credit Group RMKT 03/15/17 Series 2010 F-5 (AA+/Aa2)(b)(c)
4,400,000	2.400	03/15/2023	4,454,296
Michigan Strategic Fund Limited Obligation RB for I-75 Improvement Project Series 2018 (AMT) (NR/Baa2)
2,210,000	5.000	12/31/2023	2,476,371
2,395,000	5.000	06/30/2024	2,706,566
3,500,000	5.000	12/31/2024	3,990,455

Municipal Bonds – (continued)
Michigan – (continued)
Michigan Strategic Fund RB for Waste Management of Michigan, Inc. Series 2001 (A-/NR)(b)(c)
11,700,000	2.850	08/02/2021	11,866,257
Michigan Strategic Fund RB Refunding for The Detroit Edison Company Pollution Control Bonds Project RMKT 09/01/16 Series 2008 ET-2 (A/Aa3)(b)(c)
2,000,000	1.450	09/01/2021	1,943,740
Michigan Strategic Fund RB Refunding for The Detroit Edison Company Pollution Control Bonds Project Series 1995 CC (A/Aa3)(b)(c)
4,000,000	1.450	09/01/2021	3,887,480
Pinckney Community Schools Livingston and Washtenaw County GO Refunding Bonds Series 2014 (Q-SBLF) (AA/NR)
2,475,000	5.000	05/01/2020	2,562,046
Rochester Community School District GO Refunding Bonds Series 2012 (Q-SBLF) (AA/NR)
700,000	4.000	05/01/2019	701,393
Royal Oak Hospital Finance Authority RB for William Beaumont Hospital Series 2014 D (A+/A1)
1,500,000	5.000	09/01/2019	1,520,805
St. Clair County Michigan East China School District 2015 School Bus GO Refunding Bonds Series I (Q-SBLF) (AA/NR)
3,170,000	3.000	05/01/2019	3,173,582
University of Michigan General RB RMKT 02/26/18 Series 2012 E (AAA/Aaa)(b)
(SIFMA Municipal Swap Index Yield + 0.27%),
3,980,000	1.770	04/01/2022	3,962,448
Warren Consolidated School District Unlimited Tax GO Refunding Bonds Series 2016 B (BAM) (AA/NR)
1,790,000	5.000	05/01/2019	1,794,690
Washtenaw County Ypsilanti Community Schools Unlimited Tax GO Refunding Bonds Series 2015 A (Q-SBLF) (AA/NR)
1,420,000	4.000	05/01/2019	1,422,528
Washtenaw County Ypsilanti Community Schools Unlimited Tax GO Refunding Bonds Series 2016 A (Q-SBLF) (AA/NR)
1,000,000	5.000	05/01/2021	1,062,230
1,000,000	5.000	05/01/2022	1,090,890
Wayne County Airport Authority RB Refunding for Detroit Metropolitan Wayne County Airport Series 2012 A (A/A2)
1,385,000	5.000	12/01/2019	1,416,412
Wayne County Airport Authority RB Refunding for Detroit Metropolitan Wayne County Airport Series 2018 C (A/A2)
895,000	4.000	12/01/2020	930,719
600,000	5.000	12/01/2021	652,386
500,000	5.000	12/01/2022	558,220

			145,482,956

Minnesota – 0.7%
Circle Pines Minnesota Independent School District No. 012 GO Bonds Series 2015 A (SD CRED PROG) (AAA/NR)(e)
675,000	0.000	02/01/2021	654,770
City of Rochester RB for Mayo Clinic Series 2011 C (AA/Aa2)(b)(c)
10,000,000	4.500	11/15/2021	10,726,100

The accompanying notes are an integral part of these financial statements.	101

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued)

March 31, 2019

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Minnesota – (continued)
Maple Grove Minnesota Health Care Facilities RB Refunding for Maple Grove Hospital Corporation Series 2017 (NR/Baa1)
$500,000	4.000%	05/01/2021	$521,595
500,000	4.000	05/01/2022	530,720
500,000	5.000	05/01/2023	558,750
Minnesota State Various Purpose GO Refunding Bonds Series 2015 A (AAA/Aa1)
9,800,000	5.000	08/01/2021	10,580,472
Minnesota State Various Purpose GO Refunding Bonds Series 2016 D (AAA/Aa1)
6,295,000	5.000	08/01/2021	6,796,334
Shakopee Independent School District No. 720 GO Bonds for School Building Series 2015 A (SD CRED PROG) (NR/Aa2)
2,945,000	5.000	02/01/2020	3,023,514
State of Minnesota GO Bonds Series 2015 A (AAA/Aa1)
9,110,000	5.000	08/01/2020	9,529,516
State of Minnesota State Trunk Highway GO Bonds Series 2015 B (AAA/Aa1)
3,230,000	5.000	08/01/2022	3,591,372
University of Minnesota GO Bonds Series 2017 (AA/Aa1)
1,700,000	4.000	09/01/2019	1,717,085

			48,230,228

Mississippi – 1.0%
County of Warren RB Refunding for International Paper Co. Series 2018 (BBB/Baa2)(b)(c)
5,300,000	2.900	09/01/2023	5,396,513
Jackson County PCRB Refunding for Chevron U.S.A., Inc. Project Series 1993 (AA/Aa2)(b)(c)
7,000,000	1.480	04/01/2019	7,000,000
Mississippi Business Finance Corp. Gulf Opportunity Zone Industrial Development RB for Chevron USA, Inc. Series 2010 G (AA/Aa2)(b)(c)
7,000,000	1.480	04/01/2019	7,000,000
Mississippi Business Finance Corp. RB for Mississippi Power Co. Project First Series 2010 (A-/NR)(b)(c)
7,725,000	2.750	12/09/2021	7,774,749
Mississippi Business Finance Corp. System Energy Resources Inc. RB Series 2019 (BBB+/Baa3)
9,100,000	2.500	04/01/2022	9,137,128
Mississippi State GO Refunding Bonds Series 2017 B (AA/Aa2)(b)
(1 Mo. LIBOR + 0.33%),
6,410,000	1.998	09/01/2020	6,410,513
State of Minnesota GO Bonds for Capital Improvement Series 2011 A (AA/Aa2)(a)
21,400,000	5.000	10/01/2021	23,234,622

			65,953,525

Missouri – 0.1%
Cape Girardeau County IDA Health Facilities RB Refunding for South Eastern Health Series 2017 A (BBB-/Baa3)
325,000	5.000	03/01/2020	333,184
400,000	5.000	03/01/2021	419,716

Municipal Bonds – (continued)
Missouri – (continued)
Missouri State Development Finance Board Infrastructure Facilities Leasehold Improvement and RB Refunding for City of Independence Electric System Projects Series 2012 F (A/NR)
960,000	4.000	06/01/2019	963,619
1,000,000	4.000	06/01/2020	1,026,730
St. Louis County Rockwood School District GO Refunding Bonds Series 2017 (AAA/NR)
3,995,000	5.000	02/01/2021	4,246,445

			6,989,694

Montana – 0.2%
City of Billings RB for Sewer System Series 2017 (AA+/Aa3)
240,000	4.000	07/01/2020	247,231
210,000	4.000	07/01/2021	221,283
310,000	5.000	07/01/2022	343,437
Forsyth Montana Pollution Control RB Refunding for Northwestern Corp. Colstrip Project Series 2016 (A-/A3)
8,750,000	2.000	08/01/2023	8,779,750
Gallatin County High School District No. 7 GO Bonds for School Building Series 2017 A (NR/Aa2)
445,000	5.000	12/01/2022	499,010

			10,090,711

Nebraska – 0.4%
City of Lincoln Electric System RB Refunding Series 2012 (AA/NR)
2,615,000	5.000	09/01/2021	2,829,822
Gas Supply RB Refunding for Central Plains Energy Project Series 2014 (NR/Aa2)(b)(c)
20,000,000	5.000	12/01/2019	20,385,200
Lincoln County Hospital Authority No. 1 RB Refunding for Great Plains Regional Medical Center Project Series 2012 (A-/NR)
750,000	4.000	11/01/2019	759,780
690,000	4.000	11/01/2020	714,199

			24,689,001

Nevada – 0.3%
Clark County Pollution Control RB Refunding for Nevada Power Company Project Series 2017 (A+/A2)(b)(c)
1,850,000	1.600	05/21/2020	1,841,102
Clark County Water Reclamation District GO Refunding Bonds for Water Reclamation Series 2016 (AAA/Aa1)
3,640,000	5.000	07/01/2022	4,036,250
Las Vegas Valley Nevada Water District GO Refunding Bonds Series 2018 B (AA+/Aa1)
9,010,000	5.000	06/01/2021	9,667,820
Washoe County Sierra Pacific Power Company Project RB Refunding for Nevada Gas & Water Facilities Series 2016 B (A+/A2)(b)(c)
1,800,000	3.000	06/01/2022	1,853,370

			17,398,542

New Hampshire – 0.2%
New Hampshire Business Finance Authority RB Refunding for Waste Management, Inc. Series 2018 A (AMT) (A-/NR)(b)
(SIFMA Municipal Swap Index Yield + 0.75%),
14,550,000	2.250	10/01/2021	14,510,133

102	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
New Jersey – 6.3%
Atlantic City New Jersey Tax Appeal Refunding Bonds Series 2017 A (BAM) (ST AID WITHHLDG) (AA/Baa1)
$220,000	5.000%	03/01/2020	$225,762
500,000	5.000	03/01/2023	552,765
City of Jersey GO Bonds Series 2019 A (NR/MIG1)
50,000,000	3.250	01/14/2020	50,665,000
County of Hudson GO Bonds Series 2018 (SP-1+/NR)
25,000,000	4.000	12/10/2019	25,424,500
Garden State Preservation Trust Capital Appreciation RB Series 2003 B (AGM) (AA/A2)(e)
5,750,000	0.000	11/01/2021	5,479,750
Hudson County New Jersey GO Refunding Bonds Series 2015 (AGM) (AA/Aa3)
725,000	4.000	02/15/2020	740,587
1,025,000	4.000	02/15/2021	1,067,220
New Jersey Economic Development Authority RB for Provident Group – Kean Properties L.L.C. – Kean University Student Housing Project Series 2017 A (BBB-/NR)
180,000	4.000	07/01/2021	185,143
220,000	4.000	01/01/2022	227,280
225,000	4.000	07/01/2022	233,388
270,000	4.000	01/01/2023	281,537
275,000	4.000	07/01/2023	287,669
320,000	4.000	01/01/2024	335,350
325,000	4.000	07/01/2024	341,305
New Jersey Economic Development Authority RB for School Facilities Construction Series 2017 DDD (BBB+/Baa1)
500,000	5.000	06/15/2019	503,310
600,000	5.000	06/15/2020	621,636
New Jersey Economic Development Authority RB Refunding for Provident Group – Montclair Properties L.L.C. – Montclair University Student Housing Project Series 2017 (AGM) (AA/A2)
1,835,000	4.000	06/01/2021	1,914,089
1,000,000	4.000	06/01/2022	1,058,880
New Jersey Economic Development Authority RB Refunding for School Facilities Construction Series 2013 I (ST APPROP) (BBB+/Baa1)(d)
(SIFMA Municipal Swap Index Yield + 1.25%),
13,315,000	2.750	09/01/2025	13,115,674
New Jersey Economic Development Authority RB Refunding for School Facilities Construction Series 2014 PP (BBB+/Baa1)
5,000,000	5.000	06/15/2019	5,033,100
New Jersey Economic Development Authority RB Refunding for School Facilities Construction Series 2015 XX (ST APPROP) (BBB+/Baa1)
6,435,000	5.000	06/15/2019	6,477,600
New Jersey Economic Development Authority RB Refunding for School Facilities Construction Series 2018 FFF (BBB+/Baa1)
2,345,000	5.000	06/15/2023	2,581,118
6,500,000	5.000	06/15/2024	7,242,235
New Jersey Educational Facilities Authority RB Refunding for Stevens Institute of Technology Series 2017 A (A-/NR)
315,000	5.000	07/01/2020	327,569
485,000	5.000	07/01/2021	518,940
440,000	5.000	07/01/2022	483,784

Municipal Bonds – (continued)
New Jersey – (continued)
New Jersey Health Care Facilities Financing Authority RB for Princeton Healthcare System Issue Series 2016 A (AA/Aa3)
750,000	5.000	07/01/2021	805,755
New Jersey Health Care Facilities Financing Authority RB Refunding for Robert Wood Johnson University Hospital Series 2010 (NR/WR)(a)
5,000,000	5.000	01/01/2020	5,126,800
New Jersey Health Care Facilities Financing Authority RB Refunding for Trinitas Regional Medical Center Series 2017 A (BBB/Baa2)
1,530,000	5.000	07/01/2019	1,540,771
1,000,000	5.000	07/01/2020	1,036,200
1,000,000	5.000	07/01/2021	1,064,960
1,240,000	5.000	07/01/2022	1,356,002
New Jersey State Turnpike Authority RB Refunding Series 2014 C (A+/A2)
22,000,000	5.000	01/01/2020	22,554,620
New Jersey State Turnpike Authority RB Refunding Series 2017 C-1 (A+/A2)(d)
(1 Mo. LIBOR + 0.34%),
1,290,000	2.082	01/01/2021	1,291,200
New Jersey State Turnpike Authority RB Refunding Series 2017 C-2 (A+/A2)(d)
(1 Mo. LIBOR + 0.48%),
5,000,000	2.223	01/01/2022	5,013,600
New Jersey State Turnpike Authority RB Refunding Series 2017 C-3 (A+/A2)(d)
(1 Mo. LIBOR + 0.60%),
15,565,000	2.342	01/01/2023	15,664,149
New Jersey Transportation Trust Fund Authority RB Capital Appreciation for Transportation System Bonds Series 2010 A (BBB+/Baa1)(e)
24,355,000	0.000	12/15/2028	17,427,951
New Jersey Transportation Trust Fund Authority RB for Transportation Program Bonds Series 2012 AA (ST APPROP) (BBB+/Baa1)
2,945,000	5.000	06/15/2019	2,964,496
New Jersey Transportation Trust Fund Authority RB for Transportation Program Bonds Series 2014 AA (BBB+/Baa1)
10,000,000	5.000	06/15/2021	10,606,100
New Jersey Transportation Trust Fund Authority RB for Transportation Program Bonds Series 2015 AA (BBB+/Baa1)
1,000,000	5.000	06/15/2021	1,060,610
New Jersey Transportation Trust Fund Authority RB for Transportation System Bonds Series 2006 A (BBB+/Baa1)
15,550,000	5.250	12/15/2020	16,402,140
New Jersey Transportation Trust Fund Authority RB for Transportation System Bonds Series 2006 C (AMBAC) (BBB+/Baa1)(e)
10,060,000	0.000	12/15/2025	8,271,030
New Jersey Transportation Trust Fund Authority RB for Transportation System Bonds Series 2006 C (NATL-RE) (BBB+/Baa1)(e)
33,750,000	0.000	12/15/2027	25,599,038
New Jersey Transportation Trust Fund Authority RB for Transportation System Bonds Series 2010 D (BBB+/Baa1)
3,015,000	5.000	12/15/2023	3,358,348

The accompanying notes are an integral part of these financial statements.	103

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued)

March 31, 2019

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
New Jersey – (continued)
New Jersey Transportation Trust Fund Authority RB for Transportation System Bonds Series 2013 A (BBB+/Baa1)
$1,485,000	5.000%	06/15/2020	$1,538,549
New Jersey Transportation Trust Fund Authority RB for Transportation System Series 2011 A (ST APPROP) (BBB+/Baa1)
5,135,000	5.000	06/15/2023	5,429,544
New Jersey Transportation Trust Fund Authority RB for Transportation System Series 2013 A (BBB+/Baa1)
6,235,000	5.000	12/15/2019	6,373,978
New Jersey Transportation Trust Fund Authority RB Refund for Transportation System Bonds Series 2018 A (BBB+/Baa1)
1,250,000	5.000	06/15/2019	1,258,275
2,000,000	5.000	12/15/2023	2,227,760
New Jersey Transportation Trust Fund Authority RB Refunding for Federal Highway Reimbursement Notes Series 2018 A (A+/Baa1)
5,000,000	5.000	06/15/2021	5,305,300
5,000,000	5.000	06/15/2022	5,427,600
New Jersey Transportation Trust Fund Authority RB Refunding for Transportation Systems Series 2010 D (BBB+/Baa1)
26,545,000	5.250	12/15/2023	29,861,001
New Jersey Transportation Trust Fund Authority RB Subseries 2016 A-1 & Subseries A-2 (A+/Baa1)
11,250,000	5.000	06/15/2023	12,477,713
New Jersey Transportation Trust Fund Authority Transportation Program RB Series 2014 AA (BBB+/Baa1)
9,750,000	5.000	06/15/2019	9,814,545
New Jersey Transportation Trust Fund Authority Transportation RB Series 2011 B (BBB+/Baa1)
4,995,000	5.250	06/15/2022	5,317,577
New Jersey Transportation Trust Fund Authority Transportation System RB Series 2006 A (AGM) (AA/A2)
30,330,000	5.500	12/15/2022	33,928,958
Plainsboro Township GO General Improvement Bonds Series 2016 (AAA/NR)
1,000,000	2.000	08/01/2022	1,013,550
Tobacco Settlement Financing Corp. RB Series 2018 B (BBB+/NR)
7,350,000	3.200	06/01/2027	7,569,324
Township of Old Bridge GO Bonds Series 2017 (NR/WR)
2,600,000	2.000	04/01/2019	2,600,000
Township of Woodbridge GO Bonds Series 2018 (SP-1+/NR)
25,000,000	3.000	08/16/2019	25,143,000

			422,355,635

New Mexico – 0.9%
City of Albuquerque General Purpose GO Bonds Series 2018 A (AAA/Aa2)
6,480,000	5.000	07/01/2020	6,756,567
6,480,000	5.000	07/01/2021	6,969,175
5,480,000	5.000	07/01/2022	6,072,881
Farmington City PCRB Refunding for Public Service Co. of New Mexico San Juan & Four Corners Projects Series 2016 A (BBB+/Baa2)(b)(c)
4,000,000	1.875	10/01/2021	3,954,160

Municipal Bonds – (continued)
New Mexico – (continued)
Farmington City PCRB Refunding for Public Servicing Co. of New Mexico San Juan & Four Corners Projects Series 2016 B (BBB+/Baa2)(b)(c)
11,000,000	1.875	10/01/2021	10,873,940
Farmington New Mexico PCRB Refunding for Public Service Co. of New Mexico San Juan Project RMKT 06/01/17 Series 2017 B (BBB+/Baa2)(b)(c)
3,750,000	2.125	06/01/2022	3,713,062
New Mexico Finance Authority RB Refunding for State Transportation Commission Series 2012 (AA+/Aa1)
4,000,000	5.000	06/15/2022	4,424,440
New Mexico Finance Authority RB Refunding for State Transportation Senior Lien Series 2010 B (AA+/Aa1)
3,500,000	5.000	06/15/2021	3,763,130
New Mexico Finance Authority Senior Lien Public Project Revolving Fund RB Series 2017 E (AAA/Aa1)
2,885,000	5.000	06/01/2021	3,098,173
New Mexico Severance Tax RB Series 2017 A (AA-/Aa2)
1,830,000	5.000	07/01/2019	1,845,683
New Mexico State GO Refunding Bonds Series 2017 B (AA/Aa2)
9,485,000	5.000	03/01/2021	10,099,628

			61,570,839

New York – 12.3%
Brooklyn Arena Local Development Corp. Pilot RB Refunding for Barclays Center Series 2016 A (BBB-/Baa3)
1,250,000	5.000	07/15/2021	1,334,000
500,000	5.000	07/15/2022	546,970
500,000	5.000	07/15/2023	558,780
City of New York GO Bonds Series 2012 B (AA/Aa1)
6,665,000	5.000	08/01/2023	7,396,884
City of Yonkers New York School GO Refunding Bonds Series 2014 A (AGM) (AA/A2)
3,135,000	5.000	09/01/2019	3,179,266
County of Nassau GO Bonds for General Improvement Series 2017 B (A+/A2)
2,535,000	5.000	04/01/2021	2,701,169
2,345,000	5.000	04/01/2022	2,570,660
County of Nassau GO Bonds for General Improvement Series 2018 B (AGM) (AA/A2)
670,000	5.000	07/01/2020	696,901
1,000,000	5.000	07/01/2022	1,105,180
County of Suffolk GO Bonds Series 2018 (SP-1/NR)
87,665,000	5.000	07/24/2019	88,539,020
Long Island Power Authority RB Refunding Series 2014 C (A-/A3)(b)
(1 Mo. LIBOR + 0.75%),
18,300,000	2.493	10/01/2023	18,336,783
Metropolitan Transportation Authority Dedicated Tax Fund Bond Anticipation Notes Series 2019 A (SP-1+/NR)
25,000,000	5.000	03/01/2022	27,319,000
Metropolitan Transportation Authority RB Refunding RMKT 11/01/16 Subseries 2012 G-3 (A/A1)(b)
(1 Mo. LIBOR + 0.70%),
20,000,000	2.368	02/01/2020	20,035,800

104	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
New York – (continued)
Metropolitan Transportation Authority RB Refunding Subseries 2012 G-4 (A/A1)(b)
(1 Mo. LIBOR + 0.55%),
$26,925,000	2.218%	11/01/2022	$26,864,149
Metropolitan Transportation Authority RB Refunding Subseries 2016 C-2B (A/A1)(b)(c)
20,675,000	5.000	02/15/2020	21,226,402
Metropolitan Transportation Authority RB Series 2011 B (A/A1)(b)
(1 Mo. LIBOR + 0.55%),
26,625,000	2.218	11/01/2022	26,564,827
Metropolitan Transportation Authority RB Series 2018 B-1A (SP-1/MIG1)
10,000,000	5.000	05/15/2020	10,353,700
Metropolitan Transportation Authority RB Series 2018 B-2A (SP-1/MIG1)
14,325,000	5.000	05/15/2021	15,247,243
Metropolitan Transportation Authority RB Subseries 2014 D-2 (A/A1)(b)
(SIFMA Municipal Swap Index Yield + 0.45%),
15,000,000	1.950	11/15/2022	14,915,100
Metropolitan Transportation Authority RB Subseries 2018 C-1 (SP-1/MIG1)
69,410,000	5.000	09/01/2020	72,442,523
New York City GO Bonds Fiscal 2006 Series H Subseries H2 (AA/Aa1)(b)(c)
2,800,000	1.500	04/01/2019	2,800,000
New York City GO Bonds Fiscal 2014 Series D Subseries D-3 (AA/Aa1)(b)(c)
5,455,000	1.500	04/01/2019	5,455,000
New York City GO Bonds Fiscal 2014 Series I Subseries I-2 (AA/Aa1)(b)(c)
2,300,000	1.500	04/01/2019	2,300,000
New York City GO Bonds Fiscal 2015 Series F Subseries F6 (AA/Aa1)(b)(c)
7,000,000	1.500	04/01/2019	7,000,000
New York City GO Refunding Bonds Series 2015 A (AA/Aa1)
8,640,000	5.000	08/01/2021	9,319,795
New York City Housing Development Corp. Multi-Family RB for Sustainable Neighborhood Series 2018 L-1 (AA+/Aa2)(b)(c)
6,500,000	2.750	12/29/2023	6,614,920
New York City Municipal Water Finance Authority RB for Water & Sewer System General Resolution Fiscal 2009 Series FF-2 (AA+/Aa1)
30,780,000	5.500	06/15/2040	31,019,161
New York City Municipal Water Finance Authority RB for Water & Sewer System Second General Resolution Fiscal 2014 Series AA Subseries AA1 (AA+/Aa1)(b)(c)
10,675,000	1.500	04/01/2019	10,675,000
New York City Transitional Finance Authority Future Tax Secured Subordinate Secured Tax Exempt RB Series 2019 A-4 (AAA/Aa1)(b)(c)
7,055,000	1.500	04/01/2019	7,055,000
New York City Transitional Finance Authority RB Future Tax Subordinate Fiscal 2016 Subseries E-4 (AAA/Aa1)(b)(c)
4,065,000	1.500	04/01/2019	4,065,000

Municipal Bonds – (continued)
New York – (continued)
New York Housing Development Corp. Multi-Family Mortgage RB for Sustainable Neighborhood Bonds Series 2017 Class G-2 (AA+/Aa2)(b)(c)
4,870,000	2.000	12/31/2021	4,876,428
New York State Dormitory Authority General Purpose Personal Income Tax RB Refunding Series 2016 D (AA+/Aa1)
1,150,000	4.000	02/15/2020	1,174,932
New York State Dormitory Authority RB Refunding for Bidding Group 1 Series 2018 C (AA+/Aa1)
62,305,000	5.000	03/15/2023	70,585,958
New York State Dormitory Authority RB Refunding for New York University Series 2015 A (AA-/Aa2)
1,120,000	4.000	07/01/2020	1,155,582
New York State Dormitory Authority Sales Tax RB Refunding Series 2015 A (AA+/Aa1)
850,000	5.000	03/15/2021	907,035
New York State Dormitory Authority Sales Tax RB Refunding Series 2018 E Group 1 (AA+/Aa1)
31,815,000	5.000	03/15/2023	36,043,532
New York State Dormitory Authority State Personal Income Tax RB Federally Taxable Build America Bonds Series 2010 D (AA+/Aa1)
710,000	4.900	03/15/2023	766,864
New York State Energy Research & Development Authority PCRB for New York State Electric & Gas Corp. Project Series 2004 C (A-/A3)(b)(c)
17,000,000	2.625	07/03/2023	17,608,770
New York State Energy Research & Development Authority RB Refunding for Central Hudson Gas & Electric Corp. Projects Series 1999 B (AMT) (AMBAC) (A-/A2)(c)
27,750,000	3.381	07/01/2034	27,750,000
New York State Thruway Authority Junior Indebtedness RB Series 2013 A (A-/A2)
30,525,000	5.000	05/01/2019	30,609,554
New York State Urban Development Corp. General Purpose Personal Income Tax RB Refunding Series 2017 A (AA+/Aa1)
945,000	5.000	03/15/2022	1,039,254
New York State Urban Development Corp. Taxable RB Refunding Series 2017 B (AA+/Aa1)
28,225,000	2.860	03/15/2024	28,362,738
New York State Urban Development Corp. Taxable RB Refunding Series 2017 D-1 (AA+/Aa1)
20,015,000	2.980	03/15/2025	20,267,789
New York Transportation Development Corp. RB for Delta Air Lines, Inc. Series 2018 (AMT) (BBB-/Baa3)
11,150,000	5.000	01/01/2022	12,015,240
15,000,000	5.000	01/01/2023	16,514,250
New York Transportation Development Corp. Special Facility RB Refunding for Terminal One Group Association L.P. Project Series 2015 (AMT) (A-/Baa1)
4,800,000	5.000	01/01/2020	4,912,656
2,310,000	5.000	01/01/2021	2,434,879
Niagara Frontier Transportation Authority RB Refunding for Buffalo International Airport Series 2014 B (BBB+/WR)
300,000	5.000	04/01/2019	300,000

The accompanying notes are an integral part of these financial statements.	105

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued)

March 31, 2019

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
New York – (continued)
Oyster Bay Public Improvement GO Refunding Bonds Series 2018 (NR/Baa3)
$9,385,000	4.000%	02/15/2021	$9,689,074
Rockland County GO Bonds Series 2014 A (AGM) (AA/A2)
3,000,000	5.000	03/01/2020	3,092,970
Rockland County New York GO Refunding Bonds Series 2014 (BAM) (AA/A2)
635,000	3.000	02/15/2020	642,804
Suffolk County New York GO Bonds for Public Improvement Series 2016 B (BAM) (AA/NR)
5,105,000	2.000	10/15/2020	5,128,126
5,200,000	2.000	10/15/2021	5,235,516
Suffolk County New York GO Bonds for Public Improvement Series 2018 A (AGM) (AA/NR)
4,955,000	5.000	06/01/2021	5,302,494
5,005,000	5.000	06/01/2022	5,505,500
Suffolk County New York GO Refunding Serial Bonds Series 2017 A (AGM) (AA/NR)
7,035,000	4.000	02/01/2023	7,599,699
Suffolk County New York GO Refunding Serial Bonds Series 2017 B (AGM) (AA/NR)
6,360,000	4.000	10/15/2023	6,950,590
Suffolk Tobacco Asset Securitization Corp. RB Tobacco Settlement Asset-Backed Bonds Series 2012 B (A/NR)
575,000	5.000	06/01/2019	577,588
620,000	5.000	06/01/2020	638,445
Triborough Bridge & Tunnel Authority RB Series 2001 B (AA-/Aa3)(b)
10,880,000	(SOFR + 0.43%), 2.038	09/26/2019	10,890,554
Triborough Bridge & Tunnel Authority RB Series 2018 D (AA-/Aa3)(b)
25,000,000	(SOFR + 0.50%), 2.108	10/01/2020	25,044,500
TSASC Inc., Tobacco Settlement RB Senior Series 2017 A (A/NR)
2,000,000	5.000	06/01/2020	2,070,520
1,000,000	5.000	06/01/2021	1,063,740
TSASC Inc., Tobacco Settlement RB Subordinated Series 2017 B (BBB+/NR)
1,000,000	5.000	06/01/2020	1,028,240
Utility Debt Securitization Authority Restructuring RB Series 2016 B (AAA/WR)
1,000,000	5.000	12/15/2023	1,092,980

			817,117,034

North Carolina – 2.0%
County of Wake GO Bonds for Public Improvements Series 2014 (AAA/Aaa)
7,000,000	5.000	09/01/2020	7,343,420
County of Wake GO Refunding Bonds Series 2016 A (AAA/Aaa)
9,150,000	5.000	03/01/2022	10,050,817
North Carolina Capital Facilities Finance Agency RB for Duke University Project Series 2014 A (AA+/Aa1)
71,475,000	5.000	10/01/2041	76,724,839
North Carolina State Capital Improvement RB Series 2011 A (ST APPROP) (AA+/Aa1)(a)
10,745,000	5.000	05/01/2020	11,149,979

Municipal Bonds – (continued)
North Carolina – (continued)
North Carolina State GO Refunding Bonds Series 2013 D (AAA/Aaa)
21,000,000	4.000	06/01/2022	22,597,680
5,590,000	4.000	06/01/2023	6,142,292

			134,009,027

North Dakota – 0.1%
City of Williston RB Refunding for Airport Series 2018 (A+/NR)
580,000	5.000	11/01/2019	590,423
600,000	5.000	11/01/2020	627,762
805,000	5.000	11/01/2021	865,133
1,815,000	5.000	11/01/2022	1,994,576
1,655,000	5.000	11/01/2023	1,852,193
2,000,000	4.000	11/01/2024	2,140,960

			8,071,047

Ohio – 1.7%
American Municipal Power, Inc., RB for Hydroelectric Projects Series 2009 C (A/A2)(a)
4,000,000	5.000	02/15/2020	4,117,960
Buckeye Ohio Tobacco Settlement Financing Authority RB Senior Turbo Asset-Backed Bonds Series 2007 A-2 (B-/Caa3)
13,140,000	5.125	06/01/2024	12,532,275
3,265,000	5.375	06/01/2024	3,143,053
City of Columbus Various Purpose Unlimited Tax Bonds Series 2018 A (AAA/Aaa)
4,545,000	5.000	04/01/2020	4,701,848
10,260,000	5.000	04/01/2022	11,294,721
5,000,000	5.000	04/01/2023	5,663,150
Cleveland Airport Various Purpose GO Refunding Bonds Series 2015 (AA+/A1)
1,455,000	5.000	12/01/2020	1,535,636
Cuyahoga County Ohio Hospital RB Refunding for Metrohealth System Series 2017 (BBB-/Baa3)
1,750,000	5.000	02/15/2023	1,906,870
3,000,000	5.000	02/15/2024	3,321,540
1,500,000	5.000	02/15/2025	1,685,760
Hamilton County Health Care RB Refunding for Life Enriching Community Project Series 2012 (BBB-/NR)
435,000	4.000	01/01/2020	439,141
Ohio State GO Refunding Bonds for Higher Education Series 2014 B (AA+/Aa1)
7,460,000	5.000	08/01/2023	8,514,471
Ohio State Highway Capital Improvement GO Bonds Series 2012 Q (AAA/Aa1)(a)
1,685,000	5.000	05/01/2022	1,861,335
Ohio State RB for University Hospitals Health System, Inc. Obligated Group Series 2018 C (A/A2)(b)(c)
15,000,000	5.000	09/15/2021	16,131,000
Ohio State RB for University Hospitals Health System, Inc. Obligated Group Series 2018 D (A/A2)(b)(c)
11,775,000	5.000	09/15/2023	13,287,381
Ohio State Third Frontier Research & Development GO Bonds Series 2013 A (AA+/Aa1)(a)
7,400,000	4.000	05/01/2021	7,779,028

106	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Ohio – (continued)
Ohio State Water Development Authority RB for Waste Management, Inc. Project Series 2002 (A-/NR)
$8,250,000	3.250%	11/01/2022	$8,453,280
Revere Local School District School Facilities Improvement GO Unlimited Bonds Series 2017 a (NR/Aa1)(a)
1,240,000	5.000	06/01/2022	1,372,779
University of Cincinnati RB Series 2018 C (SP-1+/Aa3)(d)
(1 Mo. LIBOR + 0.34%),
5,000,000	2.014	06/01/2020	4,999,200
University of Toledo General Receipts RB Series 2011 B (A/A1)(a)
355,000	5.000	06/01/2021	381,430
Winton Woods City School District Class Room Facilities GO Unlimited Bonds Series 2017 A (SD CRED PROG) (AA/Aa2)(a)
2,765,000	5.000	05/01/2022	3,054,357

			116,176,215

Oklahoma – 0.2%
Oklahoma County Independent School District No. 1 Combined Purpose GO Bonds for Putnam City Board of Education District Series 2016 (A+/NR)
2,900,000	2.000	01/01/2021	2,915,892
Oklahoma County Independent School District No. 89 GO Bonds Series 2015 (AA/Aa3)
6,200,000	3.000	07/01/2019	6,221,204
Oklahoma Development Finance Authority Health System RB for OU Medicine Project Series 2018 B (BB+/Baa3)
500,000	5.000	08/15/2022	543,155
500,000	5.000	08/15/2023	553,405
500,000	5.000	08/15/2024	562,555
Oklahoma Turnpike Authority RB Refunding Second Senior Series 2017 D (AA-/Aa3)
2,745,000	4.000	01/01/2023	2,976,431

			13,772,642

Oregon – 1.5%
Benton & Linn Counties Consolidated School District No. 509J & 509A Corvallis GO Refunding Bonds Series 2007 (AGM) (SCH BD GTY) (NR/Aa1)
2,000,000	5.000	06/15/2020	2,083,080
City of Portland RB Refunding for Sewer System First Lien Series 2015 A (AA/Aa1)
30,000,000	5.000	06/01/2020	31,202,700
Forest Grove Oregon Student Housing RB Refunding for Oak Tree Foundation Project Series 2017 (BBB-/NR)
995,000	4.000	03/01/2021	1,023,268
385,000	5.000	03/01/2023	417,821
200,000	5.000	03/01/2024	219,774
200,000	5.000	03/01/2025	222,440
Lane County Oregon Springfield School District No. 19 GO Refunding Bonds Series 2015 (SCH BD GTY) (AA+/Aa1)(e)
3,740,000	0.000	06/15/2020	3,662,320
3,780,000	0.000	06/15/2021	3,633,223
Oregon Coast Community College District GO Refunding Bonds Series 2012 (SCH BD GTY) (NR/Aa1)
1,445,000	3.000	06/15/2019	1,449,306

Municipal Bonds – (continued)
Oregon – (continued)
Oregon State Business Development Commission RB for Intel Corp. Project Series 2010 232 (A+/A1)(b)(c)
13,050,000	2.400	08/14/2023	13,251,231
Portland Community College District GO Unlimited Bonds Series 2013 (AA+/Aa1)
6,930,000	5.000	06/15/2025	7,861,946
Portland Oregon Community College District GO Bonds Series 2018 (AA+/Aa1)
10,240,000	4.000	06/15/2020	10,542,592
12,520,000	4.000	06/15/2021	13,188,192
Portland Oregon Community College District GO Refunding Bonds Series 2016 (AA+/Aa1)
1,500,000	5.000	06/15/2020	1,562,130
1,900,000	5.000	06/15/2021	2,042,405
2,300,000	5.000	06/15/2022	2,547,112
Portland Oregon Water System RB Refunding First Lien Series 2016 A (NR/Aaa)
2,130,000	5.000	04/01/2022	2,345,471
State of Oregon GO Bonds Series 2018 A (AA+/Aa1)
5,480,000	4.000	05/01/2020	5,625,659

			102,880,670

Pennsylvania – 4.2%
Abington School District GO Bonds Series 2017 (ST AID WITHHLDG) (AA/NR)
1,375,000	5.000	10/01/2021	1,490,321
1,950,000	5.000	10/01/2022	2,174,348
Allegheny County Hospital Development Authority RB Refunding for Allegheny Health Network Obligated Group Series 2018 A (A/NR)
2,250,000	5.000	04/01/2022	2,439,697
2,250,000	5.000	04/01/2023	2,496,713
4,000,000	5.000	04/01/2024	4,530,440
Bethlehem Area School District Authority School RB Refunding for Bethlehem Area School District Refunding Project Series 2018 (ST AID WITHHLDG) (NR/A1)(b)
(1 Mo. LIBOR + 0.48%),
5,995,000	2.227	11/01/2021	5,987,027
Bucks County Industrial Development Authority RB Refunding for Pennswood Village Obligated Group Series 2018 A (BBB+/NR)
475,000	5.000	10/01/2022	514,301
740,000	5.000	10/01/2023	816,435
Butler County Hospital Authority RB for Health System Project Series 2015 A (A+/Baa1)
310,000	3.000	07/01/2019	310,688
265,000	4.000	07/01/2020	271,416
1,000,000	4.000	07/01/2021	1,042,660
City of Philadelphia GO Bonds Series 2016 F (ST AID WITHHLDG) (A+/A2)
1,000,000	5.000	09/01/2019	1,012,780
4,000,000	5.000	09/01/2020	4,173,240
4,000,000	5.000	09/01/2021	4,284,240
City of Philadelphia GO Bonds Series 2017 (A/A2)
4,500,000	5.000	08/01/2019	4,549,185

The accompanying notes are an integral part of these financial statements.	107

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued)

March 31, 2019

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Pennsylvania – (continued)
Coatesville School District GO Refunding Bonds Series 2017 (AGM) (ST AID WITHHLDG) (AA/A2)
$325,000	4.000%	08/01/2020	$333,226
1,270,000	5.000	08/01/2021	1,350,061
1,125,000	5.000	08/01/2022	1,224,067
Commonwealth Financing Authority Tobacco Master Settlement Payment RB Series 2018 (A/A1)
950,000	5.000	06/01/2020	984,922
2,250,000	5.000	06/01/2023	2,520,157
Cumberland County Municipal Authority RB Refunding for Diakon Lutheran Social Ministries Project Series 2015 (BBB+/NR)
1,000,000	4.000	01/01/2020	1,011,820
Delaware River Port Authority RB Refunding Series 2018 B (A+/A2)
4,000,000	5.000	01/01/2020	4,103,240
5,000,000	5.000	01/01/2021	5,288,950
5,000,000	5.000	01/01/2022	5,441,200
General Authority of Southcentral Pennsylvania WellSpan Health Obligation Group RB Refunding Series 2019 B (AA-/Aa3)(b)(g)
(SIFMA Municipal Swap Index Yield + 0.60%),
15,000,000	0.000	06/01/2024	15,000,000
Lehigh County Industrial Development Authority PCRB Refunding for PPL Electric Utilities Corp. Project RMKT 08/15/17 Series 2016 B (A/A1)(b)(c)
9,000,000	1.800	08/15/2022	8,903,520
Montgomery County Higher Education and Health Authority RB Refunding for Holy Redeemer Health System Series 2014 A (BBB/Ba1)
1,000,000	4.000	10/01/2019	1,007,610
Montgomery County IDA Pollution Control RB Refunding for PECO Energy Company Project Series 1999 B (BBB+/Baa2)(b)(c)
30,425,000	2.500	04/01/2020	30,469,725
Pennsylvania Economic Development Financing Authority RB for Solid Waste Disposal Project Series 2009 (A-/NR)(b)(c)
12,265,000	2.800	12/01/2021	12,453,881
Pennsylvania Higher Educational Facilities Authority RB for LA Salle University Series 2012 (BBB-/NR)
360,000	5.000	05/01/2019	360,724
Pennsylvania Higher Educational Facilities Authority RB for LA Salle University Series 2012 (ETM) (NR/NR)(a)
640,000	5.000	05/01/2019	641,709
Pennsylvania State Commonwealth GO Bonds First Series 2012 (A+/Aa3)(a)
6,530,000	5.000	06/01/2022	7,229,232
Pennsylvania State Commonwealth GO Bonds Second Series 2015 (A+/Aa3)
2,175,000	5.000	08/15/2020	2,275,333
Pennsylvania State Commonwealth GO Refunding Bonds First Series 2015 (A+/Aa3)
8,115,000	5.000	08/15/2020	8,489,345
Pennsylvania State Commonwealth GO Refunding Bonds First Series 2016 (A+/Aa3)
4,000,000	5.000	09/15/2019	4,061,440
13,670,000	5.000	09/15/2020	14,338,736

Municipal Bonds – (continued)
Pennsylvania – (continued)
Pennsylvania State Commonwealth GO Refunding Bonds First Series 2017 (A+/Aa3)
33,455,000	5.000	01/01/2023	37,511,753
Pennsylvania State Commonwealth GO Refunding Bonds Second Series 2016 (A+/Aa3)
4,500,000	5.000	01/15/2022	4,911,435
Pennsylvania State GO Bonds First Refunding Series 2015 (AGM) (AA/Aa3)
5,000,000	5.000	08/15/2022	5,556,900
Pennsylvania Turnpike Commission RB Refunding Series 2018 B (A+/A1)(d)
(SIFMA Municipal Swap Index Yield + 0.70%),
11,750,000	2.200	12/01/2023	11,728,027
Pennsylvania Turnpike Commission RB Refunding Subordinate Series 2016 A (AA/Aa3)
1,000,000	5.000	12/01/2022	1,117,200
Pennsylvania Turnpike Commission RB Series 2009 D (A/A3)(a)
5,000,000	5.300	12/01/2019	5,124,600
Pennsylvania Turnpike Commission RB Series 2014 B-1 (A+/A1)(d)
(SIFMA Municipal Swap Index Yield + 0.88%),
7,000,000	2.380	12/01/2020	7,036,120
Pennsylvania Turnpike Commission RB Subordinate Series 2010 A-1 (AA-/A2)(a)
18,670,000	5.000	12/01/2019	19,098,476
Pennsylvania Turnpike Commission RB Subordinate Series 2015 B (A/A3)(a)
1,400,000	5.000	12/01/2020	1,479,716
Philadelphia Hospitals and Higher Education Facilities Authority RB Refunding for Temple University Health System Obligation Group Series 2017 (BBB-/Ba1)
1,000,000	5.000	07/01/2020	1,030,310
4,000,000	5.000	07/01/2022	4,304,840
1,750,000	5.000	07/01/2023	1,919,698
Pittsburgh & Allegheny County Sports & Exhibition Authority RB for Parking System Series 2017 (A/NR)
530,000	4.000	12/15/2019	538,544
365,000	4.000	12/15/2020	378,213
600,000	4.000	12/15/2021	633,564
280,000	5.000	12/15/2022	310,590
Pittsburgh Water & Sewer Authority First Lien RB Refunding Series 2017 C (AGM) (AA/A2)(b)
(1 Mo. LIBOR + 0.64%),
10,000,000	2.390	12/01/2020	10,004,300
Scranton School District GO Refunding Bonds Series 2017 A (ST AID WITHHLDG) (A+/A2)
500,000	5.000	06/01/2019	502,200
645,000	5.000	06/01/2020	665,169
680,000	5.000	06/01/2021	716,380
Westmoreland County Municipal Authority RB Series 2013 (A+/A1)(a)
1,965,000	5.000	08/15/2023	2,243,146

			280,393,570

108	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Puerto Rico – 1.6%
Puerto Rico Commonwealth Public Improvement GO Refunding Bonds Series 2002 A (FGIC) (NR/WR)(h)
$633,450	5.500%	07/01/2017	$498,050
Puerto Rico Electric Power Authority RB Refunding Series 2007 UU (AGM) (AA/A2)(d)
(3 Mo. LIBOR + 0.52%),
54,710,000	2.394	07/01/2029	51,427,400
Puerto Rico Public Buildings Authority RB Refunding for Government Facilities Series 2002 C (COMWLTH GTD) (CC/WR)(h)
654,385	5.500	07/01/2016	477,701
Puerto Rico Public Buildings Authority RB Refunding for Government Facilities Series 2007 M-2 (AMBAC) (NR/Ca)(c)
1,000,000	10.000	07/01/2035	1,053,040
Puerto Rico Public Buildings Authority RB Refunding for Government Facilities Series 2007 M-2 (COMWLTH GTD) (NR/Ca)(h)
10,835,000	10.000	07/01/2034	7,990,813
Puerto Rico Sales Tax Financing Corporation Sales Tax Capital Appreciation Restructured RB Series 2018 A-1 (NR/NR)(e)
24,918,000	0.000	07/01/2024	20,921,900
21,146,000	0.000	07/01/2027	15,767,303
341,000	0.000	07/01/2029	226,107
439,000	0.000	07/01/2031	259,704
494,000	0.000	07/01/2033	262,156
4,705,000	0.000	07/01/2046	1,012,046
3,833,000	0.000	07/01/2051	606,457
Puerto Rico Sales Tax Financing Corporation Sales Tax Restructured RB Series 2018 A-1 (NR/NR)
362,000	4.500	07/01/2034	365,993
183,000	4.550	07/01/2040	180,076
1,345,000	4.750	07/01/2053	1,275,288
3,400,000	5.000	07/01/2058	3,359,370
Puerto Rico Sales Tax Financing Corporation Sales Tax Restructured RB Series 2018 A-2 (NR/NR)
1,862,000	4.550	07/01/2040	1,643,234
56,000	4.750	07/01/2053	48,021
747,000	5.000	07/01/2058	653,632

			108,028,291

Rhode Island – 0.2%
Providence Public Building Authority RB for Capital Improvement Program Project Series 2017 A (BBB-/Baa2)
250,000	4.000	09/15/2019	252,080
200,000	5.000	09/15/2020	208,796
1,210,000	5.000	09/15/2021	1,296,406
Rhode Island Health and Educational Building Corp. Higher Education Facility RB Refunding for Brown University Issue Series 2012 (AA+/Aa1)
4,770,000	5.000	09/01/2021	5,160,663
Rhode Island Health and Educational Building Corp. RB for Woonsocket Public School Financing Program Series 2017 A (MUN GOVT GTD) (NR/Aa3)
815,000	4.000	05/15/2020	835,595
820,000	5.000	05/15/2021	869,659
1,415,000	5.000	05/15/2022	1,537,964

Municipal Bonds – (continued)
Rhode Island – (continued)
Tobacco Settlement Financing Corp. RB Asset-Backed Bonds Series 2015 B (BBB+/NR)
5,600,000	2.250	06/01/2041	5,602,968

			15,764,131

South Carolina – 1.1%
Charleston County School District GO Bonds Series 2018 (SCSDE) (NR/Aa1)
2,180,000	5.000	03/01/2021	2,321,264
5,575,000	5.000	03/01/2022	6,118,841
4,015,000	5.000	03/01/2023	4,530,486
City of Charleston RB for Waterworks & Sewer System Capital Improvement Series 2006 B (AAA/Aaa)(b)
(1 Mo. LIBOR + 0.37%),
10,000,000	2.119	01/01/2022	9,997,800
County of Charleston GO Bonds for Transportation Sales Tax Series 2011 (ST AID WITHHLDG) (AAA/Aaa)(a)
4,920,000	4.000	11/01/2021	5,231,436
County of Charleston GO Refunding Bonds for Transportation Sales Tax Series 2013 (AAA/Aaa)
10,005,000	5.000	11/01/2021	10,886,840
South Carolina Public Service Authority RB Tax-Exempt Series 2010 C (ETM) (A+/A2)(a)
9,645,000	5.000	12/01/2019	9,866,353
Spartanburg County School District No. 6 GO Bonds Series 2018 (SCSDE) (NR/MIG1)
24,885,000	4.000	09/25/2019	25,182,127

			74,135,147

South Dakota – 0.0%
Rapid City Area School District No. 51-4 Limited Tax Capital Outlay GO Refunding Bonds Series 2017 B (ST AID WITHHLDG) (AA+/NR)
1,000,000	4.000	01/01/2020	1,017,290
1,055,000	5.000	01/01/2021	1,115,030
570,000	5.000	01/01/2022	621,260

			2,753,580

Tennessee – 1.7%
City of Memphis RB Refunding for Sanitary Sewerage System Series 2018 (AA+/Aa2)
2,980,000	5.000	10/01/2020	3,132,934
City of Murfreesboro GO Bonds Series 2018 (AA/Aa1)
2,720,000	5.000	06/01/2021	2,919,784
2,400,000	5.000	06/01/2022	2,653,296
County of Rutherford GO Bonds for School Series 2017 (AA+/Aa1)
3,070,000	5.000	04/01/2022	3,381,513
County of Williamson District GO Public Improvement & School Bonds Series 2017 (NR/Aaa)
1,700,000	5.000	04/01/2022	1,872,499
Greeneville Health & Educational Facilities Board RB for Ballad Health Obligated Group Series 2018 A (A-/Baa1)
2,000,000	5.000	07/01/2019	2,015,700
2,500,000	5.000	07/01/2020	2,596,900
3,500,000	5.000	07/01/2021	3,733,730

The accompanying notes are an integral part of these financial statements.	109

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued)

March 31, 2019

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)
Tennessee – (continued)
Hamilton County GO Bonds Series 2018 A (AAA/Aaa)
$6,185,000	5.000%		04/01/2020	$6,398,444
7,860,000	5.000		04/01/2022	8,657,554
Knox County Health Educational & Housing Facilities Board RB for University Health System, Inc. Series 2017 (BBB/NR)
335,000	4.000		04/01/2019	335,000
350,000	5.000		04/01/2020	359,194
750,000	4.000		04/01/2021	774,135
1,420,000	5.000		04/01/2022	1,527,281
Metropolitan Government of Nashville & Davidson County GO Improvement Bonds Series 2013 A (AA/Aa2)
9,625,000	5.000		01/01/2023	10,822,061
Metropolitan Government of Nashville & Davidson County GO Improvement Bonds Series 2015 C (AA/Aa2)
5,485,000	5.000		07/01/2023	6,246,647
Metropolitan Government of Nashville & Davidson County GO Improvement Bonds Series 2018 (AA/Aa2)
22,625,000	5.000		07/01/2022	25,087,958
17,955,000	5.000		07/01/2023	20,448,231
Metropolitan Government of Nashville & Davidson County GO Refunding Bonds Series 2010 D (AA/Aa2)
6,960,000	5.000		07/01/2022	7,252,390

				110,215,251

Texas – 9.0%
Alamo Community College District GO Refunding Bonds Series 2017 (AAA/Aaa)
6,400,000	3.000		08/15/2022	6,694,592
Austin Convention Enterprises, Inc. Convention Center Hotel Second Tier RB Refunding Series 2017 B (BBB-/NR)
500,000	5.000		01/01/2020	512,225
500,000	5.000		01/01/2021	526,765
465,000	5.000		01/01/2022	501,707
750,000	5.000		01/01/2023	822,278
Bexar County Texas Health Facilities Development Corp. RB Refunding for Army Retirement Residence Foundation Project Series 2018 (BBB/NR)
100,000	5.000		07/15/2019	100,700
Board of Regents of the University of Texas System RB Refunding Series 2017 C (AAA/Aaa)
10,360,000	5.000		08/15/2023	11,836,300
Central Texas Regional Mobility Authority RB Refunding Senior Lien Series 2015 B (A-/Baa1)(b)(c)
7,500,000	5.000		01/07/2021	7,777,575
Central Texas Regional Mobility Authority RB Senior Lien Series 2011 (A-/Baa1)(a)
5,455,000	6.000		01/01/2021	5,859,925
Central Texas Regional Mobility Authority Subordinate Lien RB Series 2018 (BBB+/Baa2)
3,500,000	4.000		01/01/2022	3,649,205
City of Hackberry Special Assessment RB Refunding for Hackberry Public Improvement District No. 3 Phases No. 13-16 Project Series 2017 (NR/NR)(e)
70,000	0.000		09/01/2019	68,911
70,000	0.000		09/01/2020	66,353
70,000	0.000		09/01/2021	63,708
70,000	0.000		09/01/2022	61,024
70,000	0.000		09/01/2023	58,393

Municipal Bonds – (continued)
Texas – (continued)
City of Hackberry Special Assessment RB Refunding for Hidden Cove Public Improvement District No. 2 Project Series 2017 (BBB-/NR)
685,000	0.000	(e)	09/01/2019	678,864
685,000	0.000	(e)	09/01/2020	663,258
685,000	0.000	(e)	09/01/2021	646,346
685,000	0.000	(e)	09/01/2022	628,785
405,000	4.000		09/01/2023	433,366
City of Houston RB Refunding for Combined Utility System Series 2011 A (AA/NR)(a)
24,305,000	5.250		11/15/2020	25,749,446
City of Houston RB Refunding for Combined Utility System Series 2018 C (AA/Aa2)(b)
(1 Mo. LIBOR + 0.36%),
12,500,000	2.107		08/01/2021	12,481,125
City of Lewisville Texas Combination Contract & Special Assessment RB Refunding for Lewisville Castle Hills Public Improvement District No. 3 Project Series 2015 (AGM) (AA/NR)
375,000	3.000		09/01/2019	376,811
City of San Antonio RB for Electric & Gas Systems Junior Lien Series 2015 D (AA-/Aa2)(b)(c)
18,500,000	3.000		12/01/2020	18,883,505
City of San Antonio RB Refunding for Electric & Gas Systems Junior Lien Series 2018 (AA-/Aa2)(b)(c)
5,200,000	2.750		12/01/2022	5,337,540
City of San Antonio Water System Junior Lien RB Refunding Series 2014 B (AA/Aa2)(b)(c)
5,750,000	2.000		11/01/2022	5,770,643
Colorado River Municipal Water District RB Series 2011 (AA-/Aa3)(a)
2,000,000	5.000		01/01/2021	2,121,300
County of Bexar GO Bonds Certificates of Obligation Series 2013 B (AAA/Aaa)(a)
37,200,000	5.125		06/15/2023	42,492,072
County of Dallas GO Bonds Series 2016 (AAA/Aaa)
1,000,000	5.000		08/15/2020	1,047,250
Cypress-Fairbanks Independent School District GO Bonds for School Building Series 2017 A-3 (PSF-GTD) (AAA/Aaa)(b)(c)
9,325,000	3.000		08/17/2020	9,487,721
Dallas-Fort Worth International Airport Joint RB Refunding Series 2012 B (A+/A1)
5,000,000	5.000		11/01/2023	5,296,000
Gulf Coast Authority RB for Waste Management, Inc. Series 2003 B (A-/NR)(b)(c)
7,500,000	2.250		05/01/2019	7,500,600
Harris County Cultural Education Facilities Finance Corp. RB Refunding for Memorial Hermann Health System Series 2013 B (A+/A1)(d)
(SIFMA Municipal Swap Index Yield + 1.05%),
5,685,000	2.550		06/01/2024	5,786,818
Harris County Toll Road RB Refunding Senior Lien Series 2007 B (AMBAC) (AA-/Aa2)(d)
(3 Mo. LIBOR + 0.67%),
35,145,000	2.468		08/15/2035	31,765,105

110	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Texas – (continued)
Hickory Creek Texas Special Assessment RB for Public Improvement District No. 1 Series 2017 (BBB-/NR)
$85,000	3.000%	09/01/2019	$85,414
85,000	3.000	09/01/2020	86,304
90,000	3.000	09/01/2021	92,087
90,000	3.000	09/01/2022	92,497
95,000	3.000	09/01/2023	97,974
Houston Independent School District Limited Tax Schoolhouse GO Bonds Series 2013 B (PSF-GTD) (AAA/Aaa)(b)(c)
4,935,000	2.400	06/01/2021	4,993,825
Houston Independent School District Limited Tax Schoolhouse GO Bonds Series 2014 A-1B (PSF-GTD) (AAA/Aaa)(b)(c)
4,520,000	2.200	06/01/2020	4,537,583
Kaufman County Fresh Water Supply District No. 1 Refunding for Road Series 2016 C (AGM) (AA/NR)
370,000	3.000	09/01/2019	371,787
390,000	3.000	09/01/2020	394,422
310,000	3.000	09/01/2021	317,778
330,000	3.000	09/01/2022	341,362
Leander Independent School District School Building Capital Appreciation GO Bonds Series 2014 C (PSF-GTD) (AAA/NR)(a)(e)
30,275,000	0.000	08/15/2024	9,500,636
Leander Independent School District Unlimited Tax GO Refunding Bonds Series 2015 A (PSF-GTD) (AAA/NR)(e)
2,000,000	0.000	08/15/2019	1,988,400
1,500,000	0.000	08/15/2020	1,466,940
Leander Independent School District Unlimited Tax GO Refunding Bonds Series 2016 (PSF-GTD) (AAA/NR)(e)
5,000,000	0.000	08/16/2021	4,803,250
Lower Colorado River Authority LCRA Transmission Services Corporation Project RB Refunding Series 2011A (A/A1)
3,075,000	5.000	05/15/2023	3,291,019
Mansfield Independent School District GO Bonds Series 2012 (PSF-GTD) (NR/Aaa)(b)(c)
8,250,000	2.500	08/01/2021	8,366,242
Metropolitan Transit Authority of Harris County Sales and Use Tax Contractual Obligations RB Series 2018 (AAA/Aa2)
3,000,000	5.000	11/01/2022	3,352,920
1,000,000	5.000	11/01/2023	1,147,790
Midway Independent School District/McLennan County GO Refunding Bonds Capital Appreciation Series 2000 (PSF-GTD) (NR/Aaa)(e)
5,705,000	0.000	08/15/2020	5,571,674
New Hope Cultural Education Facilities Finance Corp. Student Housing RB for Collegiate Housing Island Campus Project Series 2017 A (BB+/Ba1)
770,000	4.000	04/01/2020	774,266
810,000	4.000	04/01/2021	817,590
855,000	4.000	04/01/2022	864,875
New Hope Cultural Education Facilities Finance Corp. Student Housing RB for Collegiate Housing Island Campus Project Series 2017 A (BB+/WR)
500,000	4.000	04/01/2019	500,000

Municipal Bonds – (continued)
Texas – (continued)
New Hope Cultural Education Facilities Finance Corp. Student Housing RB for Station I, LLC – Texas A&M University Collegiate Housing Project Series 2014 A (AGM) (AA/A2)
170,000	4.000	04/01/2020	173,053
400,000	4.000	04/01/2021	414,232
New Hope Cultural Education Facilities Finance Corp. Student Housing RB for Station II, LLC – Texas A&M University Collegiate Housing Corpus Christi Project Series 2016 A (BB/B1)
300,000	4.000	04/01/2020	300,990
620,000	4.000	04/01/2021	622,598
New Hope Cultural Education Facilities Finance Corp. Student Housing RB for Station II, LLC – Texas A&M University Collegiate Housing Corpus Christi Project Series 2016 A (BB/WR)
145,000	4.000	04/01/2019	145,000
North East Independent School District Unlimited Tax GO Refunding Bonds Series 2017 (PSF-GTD) (AAA/Aaa)(b)(c)
5,000,000	2.375	08/01/2022	5,090,800
North Texas Tollway Authority RB Refunding First Tier Series 2010 (A+/A1)(a)
5,000,000	6.000	01/01/2021	5,380,150
North Texas Tollway Authority RB Refunding for Second Tier Series 2017 B (A/A2)
1,000,000	5.000	01/01/2024	1,115,080
North Texas Tollway Authority System RB Refunding First Tier Series 2014 A (A+/A1)
2,000,000	5.000	01/01/2020	2,050,260
North Texas Tollway Authority System RB Refunding First Tier Series 2014 C (A+/A1)(b)
(SIFMA Municipal Swap Index Yield + 0.67%),
5,000,000	2.170	01/01/2020	4,997,450
North Texas Tollway Authority System RB Refunding First Tier Series 2016 A (A+/A1)
1,500,000	5.000	01/01/2022	1,636,155
Northside Texas Independent School District GO Refunding Bonds Series 2018 (PSF-GTD) (AAA/Aaa)
10,820,000	5.000	08/15/2019	10,957,955
Northside Texas Independent School District Unlimited Tax School Building GO Bonds Series 2017 (PSF-GTD) (AAA/Aaa)(b)(c)
15,000,000	1.450	06/01/2020	14,956,800
Pflugerville Independent School District GO Unlimited School Building Bonds Series 2019 B (PSF-GTD) (AAA/Aaa)(b)(c)
7,500,000	2.500	08/15/2023	7,697,550
Plano Independent School District Unlimited Tax Refunding Bonds Series 2016 B (PSF-GTD) (AAA/Aaa)
10,580,000	5.000	02/15/2020	10,896,659
Round Rock Independent School District Unlimited Tax GO Bonds for School Building RMKT 08/01/16 Series 2015 (PSF-GTD) (AAA/Aaa)(b)(c)
18,595,000	1.500	08/01/2021	18,443,451
Sam Rayburn Municipal Power Agency RB Refunding Series 2012 (BBB+/NR)
2,315,000	5.000	10/01/2019	2,348,730

The accompanying notes are an integral part of these financial statements.	111

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued)

March 31, 2019

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Texas – (continued)
San Antonio Water System Junior Lien RB Series 2019 A (AA/Aa2)(b)(c)
$15,000,000	2.625%	05/01/2024	$15,488,100
State of Texas RB Series 2018 (SP-1+/MIG1)
120,290,000	4.000	08/29/2019	121,477,262
Tarrant County Cultural Education Facilities Finance Corp. RB Refunding for CHRISTUS Health Obligation Group Series 2018 A (A+/A1)
3,325,000	4.000	07/01/2019	3,343,952
3,500,000	5.000	07/01/2020	3,640,980
2,200,000	5.000	07/01/2021	2,356,486
1,750,000	5.000	07/01/2022	1,924,143
Tarrant Regional Water District RB Refunding for Water Control & Improvement District Series 2015 (AAA/NR)
6,000,000	5.000	03/01/2021	6,386,460
Texas Municipal Gas Acquisition & Supply Corp. I RB Senior Lien Series 2006 B (A-/A2)(d)
(3 Mo. LIBOR + 0.70%),
12,150,000	2.449	12/15/2026	12,079,044
Texas Municipal Gas Acquisition & Supply Corp. II RB Series 2007 B (A-/A2)(d)
(SIFMA Municipal Swap Index Yield + 0.55%),
11,240,000	2.050	09/15/2027	11,052,629
Texas Private Activity Bond Surface Transportation Corp. RB Senior Lien for Mobility Partners LLC Series 2009 (BBB-/Baa2)
21,990,000	6.875	12/31/2039	22,775,263
Texas Transportation Commission Central Turnpike System RB First Tier Series 2002 A (AMBAC) (A-/A3)(e)
6,950,000	0.000	08/15/2023	6,332,979
Texas Transportation Commission Central Turnpike System RB Refunding Series 2015 A (A-/A3)(b)(c)
5,000,000	5.000	04/01/2020	5,152,900
Texas Transportation Commission Highway Improvement GO Bonds Series 2016 (AAA/Aaa)
6,925,000	5.000	04/01/2022	7,614,869
Texas University System Financing RB Refunding Series 2017 A (AA/Aa2)
1,800,000	5.000	03/15/2020	1,859,184
1,800,000	5.000	03/15/2021	1,917,900
Texas Water Development Board RB for Water Implementation Series 2018 A (AAA/NR)
10,000,000	5.000	04/15/2019	10,012,500
University Houston Consolidated RB Refunding Series 2017 C (AA/Aa2)
6,355,000	5.000	02/15/2022	6,960,187

			597,204,602

Utah – 0.6%
Board of Education of Alpine School District GO Refunding Bonds for Utah SCH BD GTY Program Series 2017 (SCH BD GTY) (AAA/Aaa)
7,800,000	5.000	03/15/2021	8,318,700
State of Utah GO Refunding Bonds Series 2015 (AAA/Aaa)
19,000,000	5.000	07/01/2019	19,167,200

Municipal Bonds – (continued)
Utah – (continued)
University of Utah RB General Series 2015 B (AA+/Aa1)
5,105,000	5.000	08/01/2023	5,824,294
University of Utah RB General Series 2016 B-1 (AA+/Aa1)
2,405,000	5.000	08/01/2023	2,743,865
Utah Associated Municipal Power Systems RB for Horse Butte Wind Project Series 2012 A (A/NR)
500,000	5.000	09/01/2019	506,830

			36,560,889

Vermont – 0.0%
Vermont Educational & Health Buildings Financing Agency RB Refunding for The University of Vermont Medical Center Project Series 2016 A (A/A2)
400,000	4.000	12/01/2020	415,560
350,000	5.000	12/01/2021	379,603

			795,163

Virgin Islands – 0.1%
Virgin Islands Public Finance Authority Grant Anticipation RB for Federal Highway Grant Anticipation Revenue Loan Note Series 2015 (A/NR)(f)
645,000	5.000	09/01/2019	651,230
825,000	5.000	09/01/2020	851,194
2,015,000	5.000	09/01/2021	2,119,619
Virgin Islands Public Finance Authority Gross Receipts Taxes Loan NT RB Series 2012 A (AGM) (AA/A2)
1,130,000	4.000	10/01/2022	1,149,301
Virgin Islands Public Finance Authority RB Refunding for Virgin Islands Gross Receipts Taxes Loan Note Series 2012 A (B/NR)
1,165,000	4.000	10/01/2022	1,118,400

			5,889,744

Virginia – 2.8%
City of Alexandria GO Refunding Bonds Series 2017 D (ST AID WITHHLDG) (AAA/Aaa)
355,000	5.000	07/01/2022	394,600
County of Arlington GO Bonds for Public Improvement Series 2013 A (AAA/Aaa)(a)
2,930,000	4.000	08/01/2021	3,094,344
County of Arlington GO Bonds Series 2012 C (ST AID WITHHLDG) (AAA/Aaa)(a)
9,665,000	5.000	02/15/2021	10,282,400
County of Fairfax RB for Sewer Series 2012 (AAA/Aaa)(a)
9,220,000	4.500	07/15/2021	9,841,336
Fairfax County GO Bonds for Virginia Public Improvement Series 2018 A (ST AID WITHHLDG) (AAA/Aaa)
10,255,000	4.000	10/01/2021	10,880,452
Fairfax County GO Refunding Bonds for Virginia Public Improvement Series 2016 A (ST AID WITHHLDG) (AAA/Aaa)(a)
8,450,000	5.000	10/01/2021	9,163,518
Fairfax County Industrial Development Authority RB Refunding for Inova Health System Obligated Group Series 2018 B-1 (AA+/Aa2)(b)(c)
24,350,000	5.000	05/15/2021	26,013,348

112	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Virginia – (continued)
Franklin County Industrial Development Authority RB for Virginia Public Facility Series 2018 (AA/A1)
$5,000,000	3.000%	10/15/2023	$5,085,450
Louisa IDA Pollution Control RB Refunding for Virginia Electric & Power Company Project RMKT 12/01/16 Series 2008 C (A/A2)(b)(c)
8,000,000	1.850	05/16/2019	7,999,520
Peninsula Ports Authority of Virginia Coal Terminal RB Refunding for Dominion Terminal Associates Project Series 2003 (BBB/NR)(b)(c)
2,750,000	1.550	10/01/2019	2,742,272
Virginia College Building Authority Education Facilities RB Series 2014 A (AA+/Aa1)(a)
7,880,000	4.000	02/01/2024	8,763,427
Virginia College Building Authority RB for 21st Century College and Equipment Programs Series 2014 A (AA+/Aa1)
2,925,000	5.000	02/01/2020	3,008,128
Virginia Commonwealth Transportation Board Federal Transportation Grant Anticipation RB Series 2013 A (AA+/Aa1)(a)
5,225,000	5.000	03/15/2023	5,915,693
Virginia Commonwealth Transportation Board RB for Transportation Capital Project Series 2011 (ST APPROP) (AA+/Aa1)(a)
4,055,000	5.250	05/15/2021	4,371,858
Virginia Commonwealth Transportation Board RB For Transportation Capital Project Series 2012 (AA+/Aa1)(a)
9,365,000	5.000	05/15/2022	10,357,128
Virginia Commonwealth Transportation Board RB for Transportation Capital Project Series 2017 (AA+/Aa1)
1,230,000	5.000	05/15/2022	1,358,474
Virginia Commonwealth Transportation Board RB for Transportation Capital Project Series 2017 (ST APPROP) (AA+/Aa1)(a)
19,850,000	5.000	05/15/2021	21,298,058
Virginia Commonwealth Transportation Board RB Refunding for U.S. Route 58 Corridor Development Program Series 2014 B (AA+/Aa1)
11,680,000	5.000	05/15/2020	12,133,301
Virginia Commonwealth Transportation Board RB Refunding for U.S. Route 58 Corridor Development Program Series 2016 C (AA+/Aa1)
2,285,000	5.000	05/15/2023	2,594,549
Virginia Electric and Power Company Industrial Development Authority of Wise County RB for Solid Waste and Sewage Disposal RMKT 08/13/15 Series 2009 A (BBB+/A2)(b)(c)
6,000,000	2.150	09/01/2020	6,018,300
Virginia Electric and Power Company Industrial Development Authority of Wise County RB for Solid Waste and Sewage Disposal RMKT 11/02/15 Series 2010 A (BBB+/A2)(b)(c)
4,500,000	1.875	06/01/2020	4,497,120
Virginia Housing Development Authority RB for Rental Housing Series 2018 E (AA+/Aa1)
6,405,000	2.500	12/01/2022	6,434,911

Municipal Bonds – (continued)
Virginia – (continued)
Virginia Resources Authority Infrastructure and State Moral Obligation RB for Pooled Financing Program Series 2014 C (AMT) (AAA/NR)
3,705,000	5.000	11/01/2021	4,035,523
Virginia State Public Building Authority RB for Public Facilities Series 2011 A (AA+/Aa1)(a)
5,375,000	5.000	08/01/2021	5,805,430
Virginia State Public Building Authority RB Refunding for Public Facilities Series 2013 B (AA+/Aa1)
1,000,000	5.000	08/01/2020	1,045,780
York County Economic Development Authority Electricity and Power RB Refunding Series 2009 A (BBB+/A2)(b)(c)
2,000,000	1.875	05/16/2019	1,999,840

			185,134,760

Washington – 2.7%
City of Seattle RB for Municipal Light & Power Series 2015 A (AA/Aa2)
5,545,000	5.000	05/01/2021	5,937,087
City of Seattle RB Refunding for Municipal Light & Power Improvement Series 2012 A (AA/Aa2)
10,325,000	5.000	06/01/2020	10,737,793
County of King RB for Sewer RMKT 12/03/18 Series 2012 (AA/Aa2)(b)(c)
11,600,000	2.600	12/01/2021	11,727,716
King County School District No. 405 GO Bonds Series 2011 (SCH BD GTY) (AA+/Aaa)(a)
5,000,000	5.000	06/01/2021	5,366,700
Port of Seattle Intermediate Lien RB Series 2017 D (AMT) (A+/A1)
2,000,000	5.000	05/01/2019	2,005,380
Snohomish County Public Utility District No. 1 Electric Generation System RB Refunding Series 1986 A (ETM) (NR/WR)(a)
11,000,000	5.000	01/01/2020	11,278,960
State of Washington GO Bonds Various Purpose Series 2011 B (AA+/Aa1)(a)
5,000,000	5.000	02/01/2021	5,317,550
State of Washington GO Unlimited Refunding Bonds R-2017 C (AA+/Aa1)
10,000,000	5.000	08/01/2022	11,111,900
University of Washington RB Series 2019 A (AA+/Aaa)(b)(c)
15,000,000	5.000	05/01/2022	16,234,800
Washington State Motor Vehicle Fuel Tax GO Bonds for SR 520 Corridor Program Toll Revenue Series 2012 C (AA+/Aa1)
1,685,000	5.000	06/01/2023	1,807,264
Washington State Motor Vehicle Fuel Tax GO Refunding Bonds Series R-2011 C (AA+/Aa1)
10,000,000	5.000	07/01/2022	10,426,500
Washington State Motor Vehicle Fuel Tax GO Refunding Bonds Series R-2013 B (AA+/Aa1)
5,000,000	5.000	07/01/2024	5,530,900
Washington State Various Purpose GO Bonds Series 2011 A (AA+/Aa1)(a)
17,845,000	5.000	08/01/2020	18,671,580

The accompanying notes are an integral part of these financial statements.	113

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued)

March 31, 2019

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Washington – (continued)
Washington State Various Purpose GO Bonds Series 2011 B (AA+/Aa1)(a)
$10,000,000	5.250%	02/01/2021	$10,680,000
Washington State Various Purpose GO Bonds Series 2012 D (AA+/Aa1)(a)
17,375,000	5.000	02/01/2022	19,033,444
Washington State Various Purpose GO Bonds Series 2013 A (AA+/Aa1)
9,130,000	5.000	08/01/2020	9,556,645
Washington State Various Purpose GO Refunding Bonds Series R-2010B (AA+/Aa1)
10,570,000	5.000	01/01/2023	10,839,641
15,920,000	5.000	01/01/2024	16,321,343

			182,585,203

West Virginia – 0.2%
Princeton West Virginia Hospitals RB Refunding Princeton Community Hospital Project Series 2012 A (BBB+/NR)
1,565,000	5.000	05/01/2019	1,568,240
West Virginia Economic Development Authority RB for Appalachian Power Co. Project Series 2009 A (A-/Baa1)(b)(c)
2,900,000	2.625	06/01/2022	2,946,313
West Virginia Economic Development Authority Solid Waste Disposal Facilities RB Refunding for Appalachian Power Co. – Amos Project Series 2011 A (AMT) (A-/Baa1)(b)(c)
3,500,000	1.700	09/01/2020	3,485,895
West Virginia Hospital Finance Authority RB Refunding for Cabell Huntington Hospital Obligated Group Series 2018 A (BBB+/Baa1)
385,000	5.000	01/01/2020	394,121
570,000	5.000	01/01/2021	600,529
520,000	5.000	01/01/2022	562,525
550,000	5.000	01/01/2023	609,081

			10,166,704

Wisconsin – 2.4%
State of Wisconsin Environmental Improvement Fund RB Series 2018 A (AAA/NR)
7,905,000	5.000	06/01/2022	8,741,902
State of Wisconsin GO Unlimited Bonds Series 2011 B (AA/Aa1)(a)
7,170,000	5.000	05/01/2021	7,675,987
State of Wisconsin GO Unlimited Bonds Series 2014 A (AA/Aa1)(a)
11,145,000	5.000	05/01/2022	12,311,324
State of Wisconsin GO Unlimited Refunding Bonds Series 2017 (AA/Aa1)
5,410,000	5.000	11/01/2021	5,883,970
Wisconsin Health & Educational Facilities Authority RB Refunding for Advocate Aurora Health Obligated Group Series 2018 C-4 (AA/Aa3)(b)
(SIFMA Municipal Swap Index Yield + 0.65%),
4,000,000	2.150	07/31/2024	4,003,800
Wisconsin State GO Bonds Series 2014 B (AA/Aa1)
2,575,000	5.000	05/01/2021	2,758,186
Wisconsin State GO Bonds Series 2015 A (AA/Aa1)(a)
40,860,000	5.000	05/01/2023	46,412,874

Municipal Bonds – (continued)
Wisconsin – (continued)
Wisconsin State GO Bonds Series 2018 A (AA/Aa1)
16,090,000	5.000	05/01/2021	17,234,643
16,555,000	5.000	05/01/2022	18,268,774
9,495,000	5.000	05/01/2023	10,778,344
Wisconsin State GO Refunding Bonds Series 2013-1 (AA/Aa1)
17,775,000	5.000	05/01/2022	19,615,068
Wisconsin State Health & Educational Facilities Authority RB for Saint John’s Communities, Inc. Project Series 2009 A (AAA/NR)(a)
3,425,000	7.625	09/15/2019	3,517,509

			157,202,381

TOTAL INVESTMENTS – 99.0%
(Cost $6,514,219,978)			$6,591,790,265

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.0%			68,278,339

NET ASSETS – 100.0%			$6,660,068,604

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Pre-refunded security. Maturity date disclosed is pre-refunding date.

(b)	Security with “Put” features and resetting interest rates. Maturity dates disclosed are the puttable dates. Interest rate disclosed is that which is in effect on March 31, 2019.

(c)	Variable Rate Demand Instruments – rate shown is that which is in effect on March 31, 2019. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions.

(d)	Variable rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect on March 31, 2019.

(e)	Issued with a zero coupon. Income is recognized through the accretion of discount.

(f)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(g)	When-issued security.

(h)	Security is currently in default.

Security ratings disclosed, if any, are issued by either Standard & Poor’s, Moody’s Investor Service or Fitch and are unaudited. A brief description of the ratings is available in the Fund’s Statement of Additional Information.

114	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Investment Abbreviations:
AGM	—Insured by Assured Guaranty Municipal Corp.
AMBAC	—Insured by American Municipal Bond Assurance Corp.
AMT	—Alternative Minimum Tax
BAM	—Build America Mutual Assurance Co.
BHAC-CR	—Insured by Berkshire Hathaway Assurance Corp. - Insured Custodial Receipts
COMWLTH GTD	—Commonwealth Guaranteed
COPS	—Certificates of Participation
ETM	—Escrowed to Maturity
FGIC	—Insured by Financial Guaranty Insurance Co.
GO	—General Obligation
IDA	—Industrial Development Authority
LIBOR	—London Interbank Offered Rate
Mo.	—Month
MUN GOVT GTD	—Municipal Government Guaranteed
NATL-RE	—Insured by National Public Finance Guarantee Corp.
NATL-RE-IBC	—Insured by National Public Finance Guarantee Corp. - Insured Bond Certificates
NR	—Not Rated
PCRB	—Pollution Control Revenue Bond
PSF-GTD	—Guaranteed by Permanent School Fund
Q-SBLF	—Qualified School Board Loan Fund
RB	—Revenue Bond
RMKT	—Remarketed
SCH BD GTY	—School Bond Guaranty
SCSDE	—South Carolina State Department of Education
SD CRED PROG	—School District Credit Program
SIFMA	—The Securities Industry and Financial Markets Association
SOFR	—Secured Overnight Financing Rate
ST AID WITHHLDG	—State Aid Withholding
ST APPROP	—State Appropriation
U.S.	—United States
USD	—United States Dollar
WR	—Withdrawn Rating

ADDITIONAL INVESTMENT INFORMATION

FORWARD CONTRACTS — At March 31, 2019, the Fund had the following Rate Lock:

RATE LOCK WITH UNREALIZED GAIN/LOSS

Counterparty	Description	Referenced Obligation/Index	Notional Amount (000’s) Long (Short)		Termination Date	Unrealized Appreciation/ (Depreciation)
JPMorgan Chase Bank NA	Municipal Market Data (MMD) Rate Lock	10 Year MMD Index	USD	10,000	04/30/2019	$—

The accompanying notes are an integral part of these financial statements.	115

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued)

March 31, 2019

ADDITIONAL INVESTMENT INFORMATION (continued)

SWAP CONTRACTS — At March 31, 2019, the Fund has the following swap contracts:

OVER THE COUNTER CREDIT DEFAULT SWAP CONTRACTS

Reference Obligation/Index(a)	Financing Rate Received (Paid) by the Fund	Credit Spread at March 31, 2019(b)	Counterparty	Termination Date	Notional Amount (000’s)	Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)
Protection Sold:

California State Various Purpose GO Bonds Series 2003, 5.000%, 11/01/2023	1.000%	0.199%	Bank of America NA	03/20/2023	USD 5,000	$153,523	$(98,489)	$252,012

California State Various Purpose GO Bonds Series 2003, 5.250%, 11/01/2023	1.000	0.199	JPMorgan Chase Bank NA	03/20/2023	10,000	307,048	(196,977)	504,025

TOTAL						$460,571	$(295,466)	$756,037

(a)	Payments received quarterly.
(b)	Credit spread on the referenced obligation, together with the period of expiration, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund or its counterparty to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and term of the swap contract increase.

116	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

Statements of Assets and Liabilities

March 31, 2019

	Dynamic Municipal Income Fund	High Yield Municipal Fund	Short Duration Tax-Free Fund
Assets:
Investments in unaffiliated issuers, at value (cost $4,085,986,023, $6,777,806,069 and $6,514,219,978)	$4,223,260,892	$7,208,898,343	$6,591,790,265
Cash	149,686,061	31,341,308	18,492,611
Receivables:
Interest	47,203,153	89,410,146	72,667,519
Fund shares sold	38,928,707	17,227,983	20,431,976
Collateral on certain derivative contracts(a)	33,317,505	32,235,765	—
Investments sold on an extended-settlement basis	3,863,317	6,575,529	—
Reimbursement from investment adviser	123,558	132,143	146,033
Variation margin on swaps	2,637,981	2,565,639	—
Unrealized gain on swap contracts	100,805	2,508,849	756,037
Other assets	245,256	273,572	320,298
Total assets	4,499,367,235	7,391,169,277	6,704,604,739

Liabilities:
Payables:
Investments purchased on an extended-settlement basis	42,587,802	50,015,091	26,720,974
Investments purchased	14,898,315	19,140,285	—
Fund shares redeemed	6,760,013	12,572,191	13,556,453
Income distribution	1,276,873	797,310	1,360,532
Management fees	1,239,466	3,063,213	1,918,305
Distribution and Service fees and Transfer Agency fees	446,642	338,981	227,517
Upfront payments received on swap contracts	39,395	1,064,586	295,466
Collateral on certain derivative contracts(a)	—	1,330,000	250,000
Accrued expenses	82,597	183,508	206,888
Total liabilities	67,331,103	88,505,165	44,536,135

Net Assets:
Paid-in capital	4,324,840,003	6,973,712,713	6,599,012,909
Total distributable earnings (loss)	107,196,129	328,951,399	61,055,695
NET ASSETS	$4,432,036,132	$7,302,664,112	$6,660,068,604
Net Assets:
Class A	$769,893,922	$377,941,766	$119,675,327
Class C	83,931,246	60,898,541	15,681,114
Institutional	1,858,949,096	699,634,837	1,488,010,777
Service	37,850	—	293,409
Investor	480,723,517	202,256,092	65,719,037
Class P	1,193,566,117	5,961,921,818	4,965,674,733
Class R6	44,934,384	11,058	5,014,207
Total Net Assets	$4,432,036,132	$7,302,664,112	$6,660,068,604
Shares outstanding $0.001 par value (unlimited shares authorized):
Class A	48,048,942	38,153,943	11,228,184
Class C	5,236,036	6,145,898	1,472,883
Institutional	116,072,444	70,616,696	139,810,640
Service	2,351	—	27,569
Investor	30,036,376	20,395,824	6,173,862
Class P	74,488,919	602,244,702	466,738,357
Class R6	2,804,654	1,116	471,331
Net asset value, offering and redemption price per share:(b)
Class A	$16.02	$9.91	$10.66
Class C	16.03	9.91	10.65
Institutional	16.02	9.91	10.64
Service	16.10	—	10.64
Investor	16.00	9.92	10.64
Class P	16.02	9.90	10.64
Class R6	16.02	9.91	10.64

(a)	Segregated for initial margin and/or collateral on transactions as follows:

Fund	Futures	Swaps
Dynamic Municipal Income	$180,675	$33,136,830
High Yield Municipal	—	30,905,765
Short Duration Tax-Free	—	(250,000)

(b)	Maximum public offering price per share for Class A Shares of the Dynamic Municipal Income, High Yield Municipal and Short Duration Tax-Free Funds is $16.64, $10.38 and $10.82, respectively. At redemption, Class C Shares may be subject to a contingent deferred sales charge assessed on the amount equal to the lesser of the current NAV or the original purchase price of the shares.

The accompanying notes are an integral part of these financial statements.	117

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

Statements of Operations

For the Fiscal Year Ended March 31, 2019

	Dynamic Municipal Income Fund	High Yield Municipal Fund	Short Duration Tax-Free Fund
Investment income:

Interest	$99,135,226	$292,548,046	$124,114,655

Expenses:

Management fees	10,350,411	31,151,206	19,404,750

Transfer Agency fees(a)	1,797,878	2,507,187	2,086,115

Distribution and Service fees(a)	1,793,096	1,314,387	442,267

Custody, accounting and administrative services	323,211	668,880	619,630

Registration fees	318,641	365,167	511,838

Professional fees	106,782	106,943	106,948

Printing and mailing costs	93,620	122,535	96,961

Trustee fees	20,278	25,841	24,805

Service share fees — Service and Shareholder Administration Plan	184	—	1,448

Other	54,222	89,285	60,948

Total expenses	14,858,323	36,351,431	23,355,710

Less — expense reductions	(1,069,148)	(1,401,619)	(1,345,244)

Net expenses	13,789,175	34,949,812	22,010,466

NET INVESTMENT INCOME	85,346,051	257,598,234	102,104,189

Realized and unrealized gain (loss):

Net realized gain (loss) from:

Investments — unaffiliated issuers	(12,713,231)	(49,021,365)	(29,699,210)

Futures contracts	(225,938)	—	—

Swap contracts	(14,955,649)	(7,972,594)	221,122

Net change in unrealized gain (loss) on:

Investments — unaffiliated issuers	132,166,003	298,319,497	125,769,738

Futures contracts	(48,661)	—	—

Swap contracts	(12,554,812)	(12,938,271)	(37,482)

Net realized and unrealized gain	91,667,712	228,387,267	96,254,168

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$177,013,763	$485,985,501	$198,358,357

(a)	Class specific Distribution and/or Service, and Transfer Agency fees were as follows:

	Distribution and/or Service Fees		Transfer Agency Fees
Fund	Class A	Class C	Class A	Class C	Institutional	Service	Investor	Class P(b)	Class R6
Dynamic Municipal Income	$1,203,379	$589,717	$625,751	$76,662	$517,057	$15	$370,943	$204,857	$2,593
High Yield Municipal	755,428	558,959	392,819	72,664	778,291	—	172,404	1,091,005	4
Short Duration Tax-Free	266,102	176,165	138,372	22,901	939,406	116	46,605	938,419	296

(b)	Commenced operations on April 20, 2018.

118	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

Statements of Changes in Net Assets

	Dynamic Municipal Income Fund			High Yield Municipal Fund
	For the Fiscal Year Ended March 31, 2019	For the Fiscal Year Ended March 31, 2018		For the Fiscal Year Ended March 31, 2019		For the Fiscal Year Ended March 31, 2018
From operations:

Net investment income	$85,346,051	$45,459,947		$257,598,234		$218,279,401

Net realized gain (loss)	(27,894,818)	11,964,988		(56,993,959)		53,665,909

Net change in unrealized gain (loss)	119,562,530	(6,436,565)		285,381,226		37,538,234
Net increase in net assets resulting from operations	177,013,763	50,988,370		485,985,501		309,483,544

Distributions to shareholders:

From distributable earnings:

Class A Shares	(13,157,456)	(7,704,855	)(a)	(11,520,534)		(9,188,853	)(a)

Class C Shares	(1,172,647)	(961,029	)(a)	(1,711,565)		(1,904,292	)(a)

Institutional Shares	(39,981,041)	(32,129,746	)(a)	(79,994,592)		(195,235,929	)(a)

Service Shares	(957)	(995	)(a)	—		—

Investor Shares(b)	(8,509,026)	(3,483,080	)(a)	(5,382,354)		(2,051,059	)(a)

Class P Shares(c)	(20,886,847)	—		(149,478,898)		—

Class R6 Shares(d)	(264,944)	(107	)(a)	(433)		(140	)(a)
Total distributions to shareholders	(83,972,918)	(44,279,812)		(248,088,376)		(208,380,273)

From share transactions:

Proceeds from sales of shares	3,958,016,654	1,012,922,763		7,296,301,940		1,391,515,234

Reinvestment of distributions	73,770,862	39,394,133		240,537,834		203,308,409

Cost of shares redeemed	(1,511,981,331)	(341,006,695)		(5,893,955,119	)(e)	(902,221,212	)(f)
Net increase in net assets resulting from share transactions	2,519,806,185	711,310,201		1,642,884,655		692,602,431
TOTAL INCREASE	2,612,847,030	718,018,759		1,880,781,780		793,705,702

Net assets:(g)

Beginning of year	1,819,189,102	1,101,170,343		5,421,882,332		4,628,176,630

End of year	$4,432,036,132	$1,819,189,102		$7,302,664,112		$5,421,882,332

(a)	Prior year information has been revised to conform to current year presentation. Distributions to shareholders consisted solely of net investment income for the fiscal year ended March 31, 2018.
(b)	Effective August 15, 2017, Class IR changed its name to Investor Shares.
(c)	Commenced operations on April 20, 2018.
(d)	Commenced operations on November 30, 2017.
(e)	Net of $637,125 of redemption fees.
(f)	Net of $118,078 of redemption fees.
(g)	Prior fiscal year information has been revised to conform with current year presentation. Undistributed net investment income was $10,086,262 and $131,936,423 for the Dynamic Municipal Income and High Yield Municipal Funds, respectively, as of March 31, 2018.

The accompanying notes are an integral part of these financial statements.	119

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

Statements of Changes in Net Assets (continued)

	Short Duration Tax-Free Fund
	For the Fiscal Year Ended March 31, 2019	For the Fiscal Year Ended March 31, 2018
From operations:

Net investment income	$102,104,189	$74,222,771

Net realized loss	(29,478,088)	(6,003,126)

Net change in unrealized gain (loss)	125,732,256	(19,241,571)
Net increase in net assets resulting from operations	198,358,357	48,978,074

Distributions to shareholders:

From distributable earnings:

Class A Shares	(1,553,290)	(1,179,905	)(a)

Class C Shares	(184,887)	(156,088	)(a)

Institutional Shares	(40,352,934)	(68,136,786	)(a)

Service Shares	(3,628)	(2,408	)(a)

Investor Shares(b)	(623,125)	(207,448	)(a)

Class P Shares(c)	(56,450,528)	—

Class R6 Shares(d)	(18,784)	(51	)(a)
Total distributions to shareholders	(99,187,176)	(69,682,686)

From share transactions:

Proceeds from sales of shares	7,632,105,500	2,588,999,299

Reinvestment of distributions	88,168,766	66,379,827

Cost of shares redeemed	(6,235,205,237)	(2,165,225,257)
Net increase in net assets resulting from share transactions	1,485,069,029	490,153,869
TOTAL INCREASE	1,584,240,210	469,449,257

Net assets:(e)

Beginning of year	5,075,828,394	4,606,379,137

End of year	$6,660,068,604	$5,075,828,394

(a)	Prior year information has been revised to conform to current year presentation. Distributions to shareholders consisted solely of net investment income for the fiscal year ended March 31, 2018.
(b)	Effective August 15, 2017, Class IR changed its name to Investor Shares.
(c)	Commenced operations on April 20, 2018.
(d)	Commenced operations on November 30, 2017.
(e)	Prior fiscal year information has been revised to conform with current year presentation. Undistributed net investment income was $21,969,572 for the Short Duration Tax-Free Fund, as of March 31, 2018.

120	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Dynamic Municipal Income Fund
	Class A Shares
	Year Ended March 31,
	2019	2018	2017	2016	2015
Per Share Data

Net asset value, beginning of year	$15.59	$15.46	$15.69	$15.81	$15.45

Net investment income(a)	0.44	0.47	0.52	0.56	0.60

Net realized and unrealized gain (loss)	0.42	0.11	(0.25)	(0.14)	0.32

Total from investment operations	0.86	0.58	0.27	0.42	0.92

Distributions to shareholders from net investment income	(0.43)	(0.45)	(0.50)	(0.54)	(0.56)

Net asset value, end of year	$16.02	$15.59	$15.46	$15.69	$15.81

Total return(b)	5.62%	3.81%	1.73%	2.70%	6.00%

Net assets, end of year (in 000s)	$769,894	$315,142	$218,699	$177,985	$172,221

Ratio of net expenses to average net assets	0.74%	0.76%	0.78%	0.78%	0.78%

Ratio of total expenses to average net assets	0.78%	0.85%	0.98%	0.99%	1.01%

Ratio of net investment income to average net assets	2.78%	2.98%	3.34%	3.62%	3.79%

Portfolio turnover rate(c)	16%	12%	28%	15%	14%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	121

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Dynamic Municipal Income Fund
	Class C Shares
	Year Ended March 31,
	2019	2018	2017	2016	2015
Per Share Data

Net asset value, beginning of year	$15.60	$15.47	$15.69	$15.82	$15.46

Net investment income(a)	0.32	0.35	0.41	0.45	0.48

Net realized and unrealized gain (loss)	0.42	0.12	(0.25)	(0.16)	0.32

Total from investment operations	0.74	0.47	0.16	0.29	0.80

Distributions to shareholders from net investment income	(0.31)	(0.34)	(0.38)	(0.42)	(0.44)

Net asset value, end of year	$16.03	$15.60	$15.47	$15.69	$15.82

Total return(b)	4.83%	3.03%	1.04%	1.86%	5.21%

Net assets, end of year (in 000s)	$83,931	$47,379	$42,353	$30,116	$22,182

Ratio of net expenses to average net assets	1.49%	1.51%	1.53%	1.54%	1.53%

Ratio of total expenses to average net assets	1.53%	1.60%	1.73%	1.75%	1.76%

Ratio of net investment income to average net assets	2.04%	2.23%	2.59%	2.87%	3.04%

Portfolio turnover rate(c)	16%	12%	28%	15%	14%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

122	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Dynamic Municipal Income Fund
	Institutional Shares
	Year Ended March 31,
	2019	2018	2017	2016	2015
Per Share Data

Net asset value, beginning of year	$15.59	$15.46	$15.68	$15.81	$15.45

Net investment income(a)	0.49	0.52	0.58	0.62	0.65

Net realized and unrealized gain (loss)	0.43	0.12	(0.25)	(0.16)	0.32

Total from investment operations	0.92	0.64	0.33	0.46	0.97

Distributions to shareholders from net investment income	(0.49)	(0.51)	(0.55)	(0.59)	(0.61)

Net asset value, end of year	$16.02	$15.59	$15.46	$15.68	$15.81

Total return(b)	5.97%	4.17%	2.13%	2.98%	6.36%

Net assets, end of year (in 000s)	$1,858,949	$1,296,146	$774,777	$486,485	$393,120

Ratio of net expenses to average net assets	0.40%	0.42%	0.44%	0.44%	0.44%

Ratio of total expenses to average net assets	0.44%	0.51%	0.64%	0.65%	0.67%

Ratio of net investment income to average net assets	3.14%	3.32%	3.67%	3.96%	4.12%

Portfolio turnover rate(c)	16%	12%	28%	15%	14%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	123

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Dynamic Municipal Income Fund
	Service Shares
	Year Ended March 31,
	2019	2018	2017	2016	2015
Per Share Data

Net asset value, beginning of year	$15.66	$15.54	$15.77	$15.89	$15.53

Net investment income(a)	0.42	0.44	0.50	0.54	0.58

Net realized and unrealized gain (loss)	0.43	0.11	(0.25)	(0.15)	0.32

Total from investment operations	0.85	0.55	0.25	0.39	0.90

Distributions to shareholders from net investment income	(0.41)	(0.43)	(0.48)	(0.51)	(0.54)

Net asset value, end of year	$16.10	$15.66	$15.54	$15.77	$15.89

Total return(b)	5.50%	3.58%	1.57%	2.53%	5.79%

Net assets, end of year (in 000s)	$38	$36	$36	$36	$39

Ratio of net expenses to average net assets	0.90%	0.92%	0.94%	0.94%	0.94%

Ratio of total expenses to average net assets	0.93%	1.01%	1.14%	1.16%	1.16%

Ratio of net investment income to average net assets	2.65%	2.83%	3.19%	3.46%	3.62%

Portfolio turnover rate(c)	16%	12%	28%	15%	14%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

124	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Dynamic Municipal Income Fund
	Investor Shares(a)
	Year Ended March 31,
	2019	2018	2017	2016	2015
Per Share Data

Net asset value, beginning of year	$15.57	$15.45	$15.67	$15.79	$15.43

Net investment income(b)	0.48	0.50	0.56	0.60	0.63

Net realized and unrealized gain (loss)	0.42	0.11	(0.24)	(0.15)	0.33

Total from investment operations	0.90	0.61	0.32	0.45	0.96

Distributions to shareholders from net investment income	(0.47)	(0.49)	(0.54)	(0.57)	(0.60)

Net asset value, end of year	$16.00	$15.57	$15.45	$15.67	$15.79

Total return(c)	5.88%	4.01%	2.03%	2.95%	6.27%

Net assets, end of year (in 000s)	$480,724	$160,475	$65,306	$9,684	$5,728

Ratio of net expenses to average net assets	0.49%	0.51%	0.53%	0.53%	0.53%

Ratio of total expenses to average net assets	0.53%	0.59%	0.73%	0.74%	0.76%

Ratio of net investment income to average net assets	3.03%	3.22%	3.57%	3.87%	4.00%

Portfolio turnover rate(d)	16%	12%	28%	15%	14%

(a)	Effective August 15, 2017, Class IR changed its name to Investor Shares.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	125

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout the Period

	Goldman Sachs Dynamic Municipal Income Fund
	Class P Shares
	April 20, 2018* to March 31, 2019
Per Share Data

Net asset value, beginning of period	$15.65

Net investment income(a)	0.46

Net realized and unrealized gain	0.36

Total from investment operations	0.82

Distributions to shareholders from net investment income	(0.45)

Net asset value, end of period	$16.02

Total return(b)	5.35%

Net assets, end of period (in 000s)	$1,193,566

Ratio of net expenses to average net assets	0.39	%(c)

Ratio of total expenses to average net assets	0.43	%(c)

Ratio of net investment income to average net assets	3.11	%(c)

Portfolio turnover rate(d)	16%

*	Commencement of Operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

126	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Dynamic Municipal Income Fund
	Class R6 Shares
	Year Ended March 31, 2019	For the period November 30, 2017* to March 31, 2018
Per Share Data

Net asset value, beginning of period	$15.59	$15.56

Net investment income(a)	0.49	0.17

Net realized and unrealized gain	0.43	0.03

Total from investment operations	0.92	0.20

Distributions to shareholders from net investment income	(0.49)	(0.17)

Net asset value, end of period	$16.02	$15.59

Total return(b)	5.98%	1.27%

Net assets, end of period (in 000s)	$44,934	$10

Ratio of net expenses to average net assets	0.39%	0.40	%(c)

Ratio of total expenses to average net assets	0.42%	0.43	%(c)

Ratio of net investment income to average net assets	3.11%	3.28	%(c)

Portfolio turnover rate(d)	16%	12%

*	Commencement of Operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	127

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs High Yield Municipal Fund
	Class A Shares
	Year Ended March 31,
	2019	2018	2017	2016	2015
Per Share Data

Net asset value, beginning of year	$9.55	$9.35	$9.36	$9.34	$8.93

Net investment income(a)	0.38	0.38	0.47	0.46	0.45

Net realized and unrealized gain (loss)	0.35	0.18	(0.06)	(0.02)	0.38

Total from investment operations	0.73	0.56	0.41	0.44	0.83

Distributions to shareholders from net investment income	(0.37)	(0.36)	(0.42)	(0.42)	(0.42)

Net asset value, end of year	$9.91	$9.55	$9.35	$9.36	$9.34

Total return(b)	7.79%	6.10%	4.48%	4.89%	9.47%

Net assets, end of year (in 000s)	$377,942	$250,436	$234,550	$262,193	$257,803

Ratio of net expenses to average net assets	0.85%	0.85%	0.85%	0.86%	0.86%

Ratio of total expenses to average net assets	0.92%	0.92%	0.92%	0.93%	0.93%

Ratio of net investment income to average net assets	3.97%	4.00%	4.93%	4.98%	4.89%

Portfolio turnover rate(c)	16%	16%	31%	11%	14%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

128	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs High Yield Municipal Fund
	Class C Shares
	Year Ended March 31,
	2019	2018	2017	2016	2015
Per Share Data

Net asset value, beginning of year	$9.55	$9.35	$9.36	$9.34	$8.93

Net investment income(a)	0.31	0.31	0.40	0.39	0.38

Net realized and unrealized gain (loss)	0.35	0.18	(0.06)	(0.02)	0.39

Total from investment operations	0.66	0.49	0.34	0.37	0.77

Distributions to shareholders from net investment income	(0.30)	(0.29)	(0.35)	(0.35)	(0.36)

Net asset value, end of year	$9.91	$9.55	$9.35	$9.36	$9.34

Total return(b)	6.99%	5.30%	3.70%	4.11%	8.66%

Net assets, end of year (in 000s)	$60,899	$59,381	$66,772	$73,498	$81,018

Ratio of net expenses to average net assets	1.60%	1.60%	1.60%	1.62%	1.61%

Ratio of total expenses to average net assets	1.67%	1.67%	1.67%	1.68%	1.68%

Ratio of net investment income to average net assets	3.22%	3.25%	4.18%	4.24%	4.14%

Portfolio turnover rate(c)	16%	16%	31%	11%	14%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	129

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs High Yield Municipal Fund
	Institutional Shares
	Year Ended March 31,
	2019	2018	2017	2016	2015
Per Share Data

Net asset value, beginning of year	$9.55	$9.36	$9.36	$9.34	$8.93

Net investment income(a)	0.41	0.41	0.49	0.48	0.48

Net realized and unrealized gain (loss)	0.35	0.17	(0.04)	(0.01)	0.38

Total from investment operations	0.76	0.58	0.45	0.47	0.86

Distributions to shareholders from net investment income	(0.40)	(0.39)	(0.45)	(0.45)	(0.45)

Net asset value, end of year	$9.91	$9.55	$9.36	$9.36	$9.34

Total return(b)	8.10%	6.29%	4.88%	5.19%	9.79%

Net assets, end of year (in 000s)	$699,635	$5,026,846	$4,284,703	$3,754,010	$3,005,752

Ratio of net expenses to average net assets	0.56%	0.56%	0.56%	0.57%	0.57%

Ratio of total expenses to average net assets	0.58%	0.58%	0.58%	0.59%	0.59%

Ratio of net investment income to average net assets	4.27%	4.29%	5.23%	5.25%	5.18%

Portfolio turnover rate(c)	16%	16%	31%	11%	14%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

130	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs High Yield Municipal Fund
	Investor Shares(a)
	Year Ended March 31,
	2019	2018	2017	2016	2015
Per Share Data

Net asset value, beginning of year	$9.56	$9.37	$9.37	$9.35	$8.93

Net investment income(b)	0.41	0.41	0.50	0.48	0.48

Net realized and unrealized gain (loss)	0.34	0.17	(0.05)	(0.01)	0.39

Total from investment operations	0.75	0.58	0.45	0.47	0.87

Distributions to shareholders from net investment income	(0.39)	(0.39)	(0.45)	(0.45)	(0.45)

Net asset value, end of year	$9.92	$9.56	$9.37	$9.37	$9.35

Total return(c)	8.05%	6.26%	4.81%	5.15%	9.86%

Net assets, end of year (in 000s)	$202,256	$85,209	$42,152	$20,741	$17,265

Ratio of net expenses to average net assets	0.60%	0.60%	0.60%	0.61%	0.61%

Ratio of total expenses to average net assets	0.66%	0.67%	0.67%	0.68%	0.68%

Ratio of net investment income to average net assets	4.21%	4.26%	5.25%	5.22%	5.13%

Portfolio turnover rate(d)	16%	16%	31%	11%	14%

(a)	Effective August 15, 2017, Class IR changed its name to Investor Shares.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	131

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout the Period

	Goldman Sachs High Yield Municipal Fund
	Class P Shares
	April 20, 2018* to March 31, 2019
Per Share Data

Net asset value, beginning of period	$9.60

Net investment income(a)	0.39

Net realized and unrealized gain	0.28

Total from investment operations	0.67

Distributions to shareholders from net investment income	(0.37)

Net asset value, end of period	$9.90

Total return(b)	7.14%

Net assets, end of period (in 000s)	$5,961,922

Ratio of net expenses to average net assets	0.55	%(c)

Ratio of total expenses to average net assets	0.57	%(c)

Ratio of net investment income to average net assets	4.27	%(c)

Portfolio turnover rate(d)	16%

*	Commencement of Operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

132	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs High Yield Municipal Fund
	Class R6 Shares
	Year Ended March 31, 2019	For the period November 30, 2017* to March 31, 2018
Per Share Data

Net asset value, beginning of period	$9.55	$9.46

Net investment income(a)	0.41	0.14

Net realized and unrealized gain	0.35	0.08

Total from investment operations	0.76	0.22

Distributions to shareholders from net investment income	(0.40)	(0.13)

Net asset value, end of period	$9.91	$9.55

Total return(b)	8.09%	2.33%

Net assets, end of period (in 000s)	$11	$10

Ratio of net expenses to average net assets	0.55%	0.57	%(c)

Ratio of total expenses to average net assets	0.55%	0.60	%(c)

Ratio of net investment income to average net assets	4.28%	4.36	%(c)

Portfolio turnover rate(d)	16%	16%

*	Commencement of Operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	133

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Short Duration Tax-Free Fund
	Class A Shares
	Year Ended March 31,
	2019	2018	2017	2016	2015
Per Share Data

Net asset value, beginning of year	$10.48	$10.52	$10.56	$10.59	$10.57

Net investment income(a)	0.16	0.12	0.12	0.10	0.10

Net realized and unrealized gain (loss)	0.17	(0.04)	(0.05)	(0.04)	0.01

Total from investment operations	0.33	0.08	0.07	0.06	0.11

Distributions to shareholders from net investment income	(0.15)	(0.12)	(0.11)	(0.09)	(0.09)

Distributions to shareholders from net realized gains	—	—	— (b)	— (b)	— (b)

Total distributions	(0.15)	(0.12)	(0.11)	(0.09)	(0.09)

Net asset value, end of year	$10.66	$10.48	$10.52	$10.56	$10.59

Total return(c)	3.20%	0.74%	0.63%	0.62%	1.01%

Net assets, end of year (in 000s)	$119,675	$97,703	$124,586	$147,949	$189,890

Ratio of net expenses to average net assets	0.69%	0.68%	0.70%	0.73%	0.73%

Ratio of total expenses to average net assets	0.75%	0.75%	0.76%	0.76%	0.76%

Ratio of net investment income to average net assets	1.51%	1.18%	1.09%	0.98%	0.90%

Portfolio turnover rate(d)	44%	35%	40%	24%	24%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

134	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Short Duration Tax-Free Fund
	Class C Shares
	Year Ended March 31,
	2019	2018	2017	2016	2015
Per Share Data

Net asset value, beginning of year	$10.47	$10.51	$10.55	$10.58	$10.55

Net investment income(a)	0.12	0.09	0.07	0.06	0.05

Net realized and unrealized gain (loss)	0.17	(0.05)	(0.05)	(0.04)	0.02

Total from investment operations	0.29	0.04	0.02	0.02	0.07

Distributions to shareholders from net investment income	(0.11)	(0.08)	(0.06)	(0.05)	(0.04)

Distributions to shareholders from net realized gains	—	—	— (b)	— (b)	— (b)

Total distributions	(0.11)	(0.08)	(0.06)	(0.05)	(0.04)

Net asset value, end of year	$10.65	$10.47	$10.51	$10.55	$10.58

Total return(c)	2.80%	0.34%	0.23%	0.22%	0.71%

Net assets, end of year (in 000s)	$15,681	$19,813	$23,220	$33,787	$35,443

Ratio of net expenses to average net assets	1.09%	1.08%	1.10%	1.13%	1.13%

Ratio of total expenses to average net assets	1.50%	1.50%	1.51%	1.51%	1.51%

Ratio of net investment income to average net assets	1.10%	0.81%	0.69%	0.58%	0.50%

Portfolio turnover rate(d)	44%	35%	40%	24%	24%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	135

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Short Duration Tax-Free Fund
	Institutional Shares
	Year Ended March 31,
	2019	2018	2017	2016	2015
Per Share Data

Net asset value, beginning of year	$10.47	$10.50	$10.54	$10.58	$10.55

Net investment income(a)	0.19	0.16	0.15	0.14	0.13

Net realized and unrealized gain (loss)	0.16	(0.04)	(0.05)	(0.05)	0.02

Total from investment operations	0.35	0.12	0.10	0.09	0.15

Distributions to shareholders from net investment income	(0.18)	(0.15)	(0.14)	(0.13)	(0.12)

Distributions to shareholders from net realized gains	—	—	— (b)	— (b)	— (b)

Total distributions	(0.18)	(0.15)	(0.14)	(0.13)	(0.12)

Net asset value, end of year	$10.64	$10.47	$10.50	$10.54	$10.58

Total return(c)	3.42%	1.15%	0.94%	0.86%	1.45%

Net assets, end of year (in 000s)	$1,488,011	$4,936,410	$4,448,309	$4,316,949	$4,100,431

Ratio of net expenses to average net assets	0.38%	0.38%	0.39%	0.39%	0.39%

Ratio of total expenses to average net assets	0.41%	0.41%	0.42%	0.42%	0.41%

Ratio of net investment income to average net assets	1.77%	1.52%	1.41%	1.32%	1.23%

Portfolio turnover rate(d)	44%	35%	40%	24%	24%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

136	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Short Duration Tax-Free Fund
	Service Shares
	Year Ended March 31,
	2019	2018	2017	2016	2015
Per Share Data

Net asset value, beginning of year	$10.47	$10.50	$10.54	$10.58	$10.55

Net investment income(a)	0.14	0.11	0.10	0.09	0.08

Net realized and unrealized gain (loss)	0.16	(0.04)	(0.05)	(0.05)	0.02

Total from investment operations	0.30	0.07	0.05	0.04	0.10

Distributions to shareholders from net investment income	(0.13)	(0.10)	(0.09)	(0.08)	(0.07)

Distributions to shareholders from net realized gains	—	—	— (b)	— (b)	— (b)

Total distributions	(0.13)	(0.10)	(0.09)	(0.08)	(0.07)

Net asset value, end of year	$10.64	$10.47	$10.50	$10.54	$10.58

Total return(c)	2.90%	0.65%	0.44%	0.36%	0.96%

Net assets, end of year (in 000s)	$293	$287	$263	$161	$60

Ratio of net expenses to average net assets	0.89%	0.88%	0.89%	0.89%	0.89%

Ratio of total expenses to average net assets	0.91%	0.91%	0.92%	0.92%	0.92%

Ratio of net investment income to average net assets	1.31%	1.03%	0.91%	0.82%	0.76%

Portfolio turnover rate(d)	44%	35%	40%	24%	24%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	137

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Short Duration Tax-Free Fund
	Investor Shares(a)
	Year Ended March 31,
	2019	2018	2017	2016	2015
Per Share Data

Net asset value, beginning of year	$10.47	$10.51	$10.55	$10.58	$10.55

Net investment income(b)	0.19	0.16	0.14	0.13	0.12

Net realized and unrealized gain (loss)	0.16	(0.05)	(0.05)	(0.04)	0.02

Total from investment operations	0.35	0.11	0.09	0.09	0.14

Distributions to shareholders from net investment income	(0.18)	(0.15)	(0.13)	(0.12)	(0.11)

Distributions to shareholders from net realized gains	—	—	— (c)	— (c)	— (c)

Total distributions	(0.18)	(0.15)	(0.13)	(0.12)	(0.11)

Net asset value, end of year	$10.64	$10.47	$10.51	$10.55	$10.58

Total return(d)	3.37%	1.01%	0.88%	0.87%	1.36%

Net assets, end of year (in 000s)	$65,719	$21,605	$10,002	$3,526	$3,661

Ratio of net expenses to average net assets	0.44%	0.43%	0.45%	0.48%	0.48%

Ratio of total expenses to average net assets	0.50%	0.50%	0.51%	0.51%	0.51%

Ratio of net investment income to average net assets	1.79%	1.48%	1.37%	1.23%	1.16%

Portfolio turnover rate(e)	44%	35%	40%	24%	24%

(a)	Effective August 15, 2017, Class IR changed its name to Investor Shares.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Amount is less than $0.005 per share.
(d)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

138	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout the Period

	Goldman Sachs Short Duration Tax-Free Fund
	Class P Shares
	April 20, 2018* to March 31, 2019
Per Share Data

Net asset value, beginning of period	$10.46

Net investment income(a)	0.18

Net realized and unrealized gain	0.17

Total from investment operations	0.35

Distributions to shareholders from net investment income	(0.17)

Net asset value, end of period	$10.64

Total return(b)	3.42%

Net assets, end of period (in 000s)	$4,965,675

Ratio of net expenses to average net assets	0.38	%(c)

Ratio of total expenses to average net assets	0.40	%(c)

Ratio of net investment income to average net assets	1.86	%(c)

Portfolio turnover rate(d)	44%

*	Commencement of Operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	139

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Short Duration Tax-Free Fund
	Class R6 Shares
	Year Ended March 31, 2019	For the period November 30, 2017* to March 31, 2018
Per Share Data

Net asset value, beginning of period	$10.46	$10.45

Net investment income(a)	0.21	0.06

Net realized and unrealized gain	0.15	—	(b)

Total from investment operations	0.36	0.06

Distributions to shareholders from net investment income	(0.18)	(0.05)

Net asset value, end of period	$10.64	$10.46

Total return(c)	3.51%	0.61%

Net assets, end of period (in 000s)	$5,014	$10

Ratio of net expenses to average net assets	0.38%	0.36	%(d)

Ratio of total expenses to average net assets	0.40%	0.38	%(d)

Ratio of net investment income to average net assets	1.96%	1.64	%(d)

Portfolio turnover rate(e)	44%	35%

*	Commencement of Operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

140	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

Notes to Financial Statements

March 31, 2019

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered	Diversified/ Non-diversified
Dynamic Municipal Income, Short Duration Tax-Free	A, C, Institutional, Service, Investor, P(a) and R6	Diversified
High Yield Municipal	A, C, Institutional, Investor, P(a) and R6	Diversified

(a)	Commenced operations on April 20, 2018.

Class A Shares of the Dynamic Municipal Income, High Yield Municipal and Short Duration Tax-Free Funds are sold with a front-end sales charge of up to 3.75%, 4.50% and 1.50%, respectively. Class C Shares of Dynamic Municipal Income, High Yield Municipal and Short Duration Tax-Free Funds are sold with a contingent deferred sales charge (“CDSC”) of 1.00%, 1.00% and 0.65%, respectively, which is imposed on redemptions made within 12 months of purchase. Institutional, Service, Investor, Class P and Class R6 Shares are not subject to a sales charge.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to management agreements (each, an “Agreement”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income, and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations.

For derivative contracts, realized gains and losses are recorded upon settlement of the contract. Upfront payments, if any, are made or received upon entering into a swap agreement and are reflected in the Statements of Assets and Liabilities. Upfront payments are recognized over the contract’s term/event as realized gains or losses, with the exception of forward starting swap contracts whose realized gains or losses are recognized from the effective start date.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), if any, and non-class specific expenses of each Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the applicable Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agency and Service and Shareholder Administration fees.

D.  Redemption Fees — A 2% redemption fee is imposed on the redemption of shares (including by exchange) of the High Yield Municipal Fund held for 60 calendar days or less. For this purpose, the High Yield Municipal Fund uses a first-in first-out

141

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2019

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

method so that shares held longest will be treated as being redeemed first and shares held shortest will be treated as being redeemed last. Redemption fees are reimbursed to the Fund and are reflected as a reduction in share redemptions. Redemption fees are credited to Paid-in Capital and are allocated to each share class of the Fund on a pro-rata basis.

E.  Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, each Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly, and capital gains distributions, if any, are declared and paid annually.

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from distributable earnings or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Funds’ policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Debt Securities — Debt securities for which market quotations are readily available are valued daily on the basis of quotations supplied by dealers or an independent pricing service approved by the Trustees. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as

142

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. With the exception of treasury securities of G8 countries, which are generally classified as Level 1, these investments are generally classified as Level 2 of the fair value hierarchy.

i.  When-Issued Securities and Forward Commitments — When-issued securities, including TBA (“To Be Announced”) securities, are securities that are authorized but not yet issued in the market and purchased in order to secure what is considered to be an advantageous price or yield to a Fund. A forward commitment involves entering into a contract to purchase or sell securities, typically on an extended settlement basis, for a fixed price at a future date. The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although a Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for its portfolio, the Fund may dispose of when-issued securities or forward commitments prior to settlement, which may result in a realized gain or loss. For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Fund and cash collateral received, if any, is reported separately on the Statements of Assets and Liabilities as receivables/payables for collateral on certain contracts. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. A Fund enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers. For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Fund and cash collateral received, if any, is reported separately on the Statements of Assets and Liabilities as receivables/payables for collateral on certain derivatives contracts. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments.

Exchange-traded derivatives, including futures and options contracts, are generally valued at the last sale or settlement price on the exchange where they are principally traded. Exchange-traded options without settlement prices are generally valued at the midpoint of the bid and ask prices on the exchange where they are principally traded (or, in the absence of two-way trading, at the last bid price for long positions and the last ask price for short positions). Exchange-traded derivatives typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i.  Forward Contracts — A forward contract is a contract between two parties to buy or sell an asset at a specified price on a future date. A forward contract settlement can occur on a cash or delivery basis. Forward contracts are marked-to-market daily using independent vendor prices, and the change in value, if any, is recorded as an unrealized gain or loss. Cash and certain investments may be used to collateralize forward contracts.

A rate lock forward is a type of forward contract between a Fund and a rate lock provider pursuant to which the parties agree to make payments to each other based on a notional amount, contingent upon whether the referenced obligation is above or below a specified yield level on the termination date of the contract.

ii.  Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security. Upon entering into a futures contract, a Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by a Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

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Notes to Financial Statements (continued)

March 31, 2019

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

iii.  Swap Contracts — Bilateral swap contracts are agreements in which a Fund and a counterparty agree to exchange periodic payments on a specified notional amount or make a net payment upon termination. Bilateral swap transactions are privately negotiated in the OTC market and payments are settled through direct payments between a Fund and the counterparty. By contrast, certain swap transactions are subject to mandatory central clearing. These swaps are executed through a derivatives clearing member (“DCM”), acting in an agency capacity, and submitted to a central counterparty (“CCP”) (“centrally cleared swaps”), in which case all payments are settled with the CCP through the DCM. Swaps are marked-to-market daily using pricing vendor quotations, counterparty or clearinghouse prices or model prices, and the change in value, if any, is recorded as an unrealized gain or loss. Upon entering into a swap contract, a Fund is required to satisfy an initial margin requirement by delivering cash or securities to the counterparty (or in some cases, segregated in a triparty account on behalf of the counterparty), which can be adjusted by any mark-to-market gains or losses pursuant to bilateral or centrally cleared arrangements. For centrally cleared swaps the daily change in valuation, if any, is recorded as a receivable or payable for variation margin.

An interest rate swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals, based upon or calculated by reference to changes in interest rates on a specified notional principal amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

A credit default swap is an agreement that involves one party (the buyer of protection) making a stream of payments to another party (the seller of protection) in exchange for the right to receive protection on a reference security or obligation, including a group of assets or exposure to the performance of an index. A Fund’s investment in credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. If a Fund buys protection through a credit default swap and no credit event occurs, its payments are limited to the periodic payments previously made to the counterparty. Upon the occurrence of a specified credit event, a Fund, as a buyer of credit protection, is entitled to receive an amount equal to the notional amount of the swap and deliver to the seller the defaulted reference obligation in a physically settled trade. A Fund may also receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade.

As a seller of protection, a Fund generally receives a payment stream throughout the term of the swap, provided that there is no credit event. In addition, if a Fund sells protection through a credit default swap, a Fund could suffer a loss because the value of the referenced obligation and the premium payments received may be less than the notional amount of the swap paid to the buyer of protection. Upon the occurrence of a specified credit event, a Fund, as a seller of credit protection, may be required to take possession of the defaulted reference obligation and pay the buyer an amount equal to the notional amount of the swap in a physically settled trade. A Fund may also pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted security or obligation. In addition, a Fund is entitled to a return of any assets, which have been pledged as collateral to the counterparty upon settlement.

The maximum potential amount of future payments (undiscounted) that a Fund as seller of protection could be required to make under a credit default swap would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or net amounts received from a settlement of a credit default swap for the same reference security or obligation where a Fund bought credit protection.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of a Fund’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV.

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3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

C.  Fair Value Hierarchy — The following is a summary of the Funds’ investments and derivatives classified in the fair value hierarchy as of March 31, 2019:

DYNAMIC MUNICIPAL INCOME

Investment Type	Level 1	Level 2	Level 3

Assets

Fixed Income

Municipal Debt Obligations	$—	$4,217,094,154	$—

Corporate Bonds	—	6,166,738	—

Total	$—	$4,223,260,892	$—

Derivative Type

Assets(a)

Credit Default Swap Contracts	$—	$100,805	$—

Interest Rate Swap Contracts	—	2,193,221	—

Total	$—	$2,294,026	$—

Liabilities(a)

Futures Contracts	$(303,327)	$—	$—

Interest Rate Swap Contracts	—	(15,498,763)	—

Total	$(303,327)	$(15,498,763)	$—

HIGH YIELD MUNICIPAL

Investment Type	Level 1	Level 2	Level 3

Assets

Fixed Income

Municipal Debt Obligations	$—	$7,188,672,259	$—

Corporate Bonds	—	20,226,084	—

Total	$—	$7,208,898,343	$—

Derivative Type

Assets(a)

Credit Default Swap Contracts	$—	$2,508,849	$—

Interest Rate Swap Contracts	—	18,965,634	—

Total	$—	$21,474,483	$—

Liabilities(a)

Interest Rate Swap Contracts	$—	$(8,863,659)	$—

(a)	Amount shown represents unrealized gain (loss) at fiscal year end.

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Notes to Financial Statements (continued)

March 31, 2019

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

SHORT DURATION TAX-FREE

Investment Type	Level 1	Level 2	Level 3

Assets

Fixed Income

Municipal Debt Obligations	$—	$6,591,790,265	$—

Derivative Type

Assets(a)

Credit Default Swap Contracts	$—	$756,037	$—

(a)	Amount shown represents unrealized gain (loss) at fiscal year end.

For further information regarding security characteristics, see the Schedules of Investments.

4. INVESTMENTS IN DERIVATIVES

The following tables set forth, by certain risk types, the gross value of derivative contracts (not considered to be hedging instruments for accounting disclosure purposes) as of March 31, 2019. These instruments were used as part of the Funds’ investment strategies and to obtain and/or manage exposure related to the risks below. The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Funds’ net exposure:

DYNAMIC MUNICIPAL INCOME
Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Credit	Receivable for unrealized gain on swap contracts	$100,805		—	$—
Interest Rate	Variation margin on swaps contracts	2,193,221	(a)	Variation margin on futures and swaps contracts	(15,802,090)	(a)
Total		$2,294,026			$(15,802,090)

HIGH YIELD MUNICIPAL
Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Credit	Receivable for unrealized gain on swap contracts	$2,508,849		—	$—
Interest Rate	Variation margin on swaps contracts	18,965,634	(a)	Variation margin on swaps contracts	(8,863,659)	(a)
Total		$21,474,483			$(8,863,659)

(a)	Includes unrealized gain (loss) on futures contracts and centrally cleared swap contracts described in the Additional Investment Information sections of the Schedules of Investments. Only the variation margin as of March 31, 2019 is reported within the Statements of Assets and Liabilities.

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4. INVESTMENTS IN DERIVATIVES (continued)

SHORT DURATION TAX-FREE
Risk	Statements of Assets and Liabilities	Assets	Statements of Assets and Liabilities	Liabilities
Credit	Receivable for unrealized gain on swap contracts	$756,037	—	$—

The following tables set forth, by certain risk types, the Funds’ gains (losses) related to these derivatives and their indicative volumes for the fiscal year ended March 31, 2019. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

DYNAMIC MUNICIPAL INCOME
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	$30,201	$(4,997)	2
Interest Rate	Net realized gain (loss) from futures contracts and swap contracts/Net change in unrealized gain (loss) on futures contract and swap contracts	(15,211,788)	(12,598,476)	50
Total		$(15,181,587)	$(12,603,473)	52

HIGH YIELD MUNICIPAL
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	$1,057,248	$(99,927)	7
Interest Rate	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	(9,029,842)	(12,838,344)	2
Total		$(7,972,594)	$(12,938,271)	9

SHORT DURATION TAX-FREE
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	$221,122	$(37,482)	2

(a)	Average number of contracts is based on the average of month end balances for the fiscal year ended March 31, 2019.

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Notes to Financial Statements (continued)

March 31, 2019

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

As of March 31, 2019, the contractual management fee with GSAM were as stated below. The effective contractual management rates and effective net management rates represent the rates for the fiscal year ended March 31, 2019:

	Contractual Management Rate						Effective Net Management Rate^
Fund	First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate
Dynamic Municipal Income	0.40%	0.36%	0.34%	0.34%	0.33%	0.37%	0.36	%(1)
High Yield Municipal	0.55	0.55	0.50	0.48	0.47	0.51	0.51
Short Duration Tax-Free	0.39	0.35	0.33	0.33	0.32	0.34	0.34

^	Effective Net Management Rate includes the impact of management fee waivers of affiliated underlying funds, if any.
(1)	GSAM agreed to waive a portion of its management fee in order to achieve a net management rate, as defined in the Fund’s most recent prospectus. This waiver will be effective through at least July 29, 2019, and prior to such date GSAM may not terminate the arrangement without approval of the Trustees.

B.  Distribution and/or Service (12b-1) Plans — The Trust, on behalf of Class A Shares of each applicable Fund, has adopted a Distribution and Service Plan subject to Rule 12b-1 under the Act. Under the Distribution and Service Plan, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class A Shares of the Funds, as set forth below.

The Trust, on behalf of Class C Shares of each applicable Fund, has adopted a Distribution Plan subject to Rule 12b-1 under the Act. Under the Distribution Plan, Goldman Sachs as Distributor is entitled to a fee accrued daily and paid monthly for distribution services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class C Shares of the Funds, as set forth below.

The Trust, on behalf of Service Shares of each applicable Fund, has adopted a Service Plan subject to Rule 12b-1 under the Act to allow Service Shares to compensate service organizations (including Goldman Sachs) for providing personal and account maintenance services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations equal to an annual percentage rate of the average daily net assets attributable to Service Shares of the Funds, as set forth below.

	Distribution and/or Service Plan Rates
	Class A*	Class C	Service
Distribution and/or Service Plan	0.25%	0.75%	0.25%

*	With respect to Class A Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution Plan to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

For the fiscal year ended March 31, 2019, Goldman Sachs agreed to waive a portion of the distribution and service fees equal to 0.35% as an annual percentage rate of the average daily net assets attributable to Class C Shares of the Short Duration Tax-Free Fund. This arrangement will remain in place through at least July 29, 2019. Prior to such date, Goldman Sachs may not terminate this arrangement without the approval of the Trustees.

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5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

C.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Funds pursuant to a Distribution Agreement, may retain a portion of the Class A Shares’ front end sales charge and Class C Shares’ CDSC. During the fiscal year ended March 31, 2019, Goldman Sachs retained the following amounts:

	Front End Sales Charge	Contingent Deferred Sales Charge
Fund	Class A	Class C
Dynamic Municipal Income	$53,498	$6
High Yield Municipal	60,228	—
Short Duration Tax-Free	3,913	—

D.  Service and/or Shareholder Administration Plans — The Trust, on behalf of each applicable Fund, has adopted Service and/or Shareholder Administration Plans to allow Class C and Service Shares, respectively, to compensate service organizations (including Goldman Sachs) for providing varying levels of personal and account maintenance and/or shareholder administration services to their customers who are beneficial owners of such shares. The Service and/or Shareholder Administration Plans each provide for compensation to the service organizations equal to an annual percentage rate of 0.25% of the average daily net assets attributable to Class C and/or Service Shares of the Funds, respectively.

E.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.13% of the average daily net assets of Class A, Class C and Investor Shares; 0.03% of the average daily net assets of Class P and Class R6 Shares; and 0.04% of the average daily net assets of Institutional and Service Shares. Goldman Sachs agreed to waive a portion of the transfer agency fee equal to 0.05% and 0.04% as an annual percentage rate of the average daily net assets attributable to Class A, Class C and Investor Shares of the High Yield Municipal and Short Duration Tax-Free Funds, respectively. This arrangement will remain in effect through at least July 29, 2019, and prior to such date, Goldman Sachs may not terminate the arrangement without the approval of the Trustees.

F.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expenses” of the

Funds (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets for the Funds is 0.004%. These Other Expense limitations will remain in place through at least July 29, 2019, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. In addition, the Funds have entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Funds’ expenses and are received irrespective of the application of the “Other Expense” limitations described above.

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Notes to Financial Statements (continued)

March 31, 2019

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

For the fiscal year ended March 31, 2019, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

	Fee Waivers
Fund	Management Fee	Class C Distribution and Service Fee	Transfer Agency Waivers/Credits		Other Expense Reimbursement	Custody Fee Credits	Total Expense Reductions
Dynamic Municipal Income	$246,314	$—	$—		$804,349	$18,485	$1,069,148
High Yield Municipal	—	—	245,350	(a)	1,135,699	20,570	1,401,619
Short Duration Tax-Free	—	61,657	63,964	(a)	1,195,607	24,016	1,345,244

(a)	Applicable to Class A, C and Investor Shares.

G.  Line of Credit Facility — As of March 31, 2019, the Funds participated in a $770,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the fiscal year ended March 31, 2019, the Funds did not have any borrowings under the facility. The facility was decreased to $580,000,000 effective April 30, 2019.

H.  Other Transactions with Affiliates — As of March 31, 2019, The Goldman Sachs Group, Inc. was the beneficial owner of the following Funds:

Fund	Service	Class R6
Dynamic Municipal Income	10%	—%
High Yield Municipal	—	100

The Funds may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is solely due to having a common investment adviser, common officers, or common trustees. For the fiscal year ended March 31, 2019, the purchase and sale transactions and related net realized gain (loss) for the Funds with an affiliated fund in compliance with Rule 17a-7 under the Act were as follows:

Fund	Purchases	Sales	Net Realized Gain (Loss)
Dynamic Municipal Income	$85,977,503	$76,094,405	$(1,881,580)
High Yield Municipal	12,092,021	19,627,726	(3,468,456)
Short Duration Tax-Free	89,085,909	91,433,302	(724,988)

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6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended March 31, 2019, were as follows:

Fund	Purchases of U.S. Government and Agency Obligations	Purchases (Excluding U.S. Government and Agency Obligations)	Sales and Maturities of U.S. Government and Agency Obligations	Sales and Maturities (Excluding U.S. Government and Agency Obligations)
Dynamic Municipal Income	$8,927,608	$2,647,609,429	$9,024,977	$437,209,982
High Yield Municipal	—	2,566,838,706	—	981,561,530
Short Duration Tax-Free	20,831,086	3,471,639,466	20,848,172	2,355,893,623

7. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended March 31, 2019, was as follows:

	Dynamic Municipal Income	High Yield Municipal	Short Duration Tax-Free
Distributions paid from:
Ordinary income	$4,577,609	$15,101,341	$7,918,123
Tax-exempt income	79,395,309	232,987,035	91,269,053
Total distributions	$83,972,918	$248,088,376	$99,187,176

The tax character of distributions paid during the fiscal year ended March 31, 2018, was as follows:

	Dynamic Municipal Income	High Yield Municipal	Short Duration Tax-Free
Distributions paid from:
Ordinary income	$418,899	$12,110,778	$1,563,530
Tax-exempt income	43,860,913	196,269,495	68,119,156
Total distributions	$44,279,812	$208,380,273	$69,682,686

As of March 31, 2019, the components of accumulated earnings (losses) on a tax-basis were as follows:

	Dynamic Municipal Income	High Yield Municipal	Short Duration Tax-Free
Undistributed tax-exempt income — net	$11,445,302	$109,406,802	$12,963,171
Capital loss carryforwards:(1)
Perpetual Short-term	(2,062,146)	(83,054,882)	(12,642,473)
Perpetual Long-term	(1,726,222)	(159,608,804)	(20,398,795)
Total capital loss carryforwards	$(3,788,368)	$(242,663,686)	$(33,041,268)
Timing differences (Post October Loss Deferral, Defaulted Bond Income and Distribution Payable)	(27,464,686)	(20,711,082)	(7,997,621)
Unrealized gains (losses) — net	127,003,881	482,919,365	89,131,413
Total accumulated earning (losses) — net	$107,196,129	$328,951,399	$61,055,695

(1)	The Dynamic Municipal Income and High Yield Municipal Funds had capital loss carryforwards of $704,599 and $11,866,582, respectively, which expired in the current fiscal year.

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Notes to Financial Statements (continued)

March 31, 2019

7. TAX INFORMATION (continued)

As of March 31, 2019, the Funds’ aggregate securities unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Dynamic Municipal Income	High Yield Municipal	Short Duration Tax-Free
Tax cost	$4,082,857,062	$6,739,505,883	$6,503,410,722
Gross unrealized gain	154,229,171	604,302,907	115,116,020
Gross unrealized loss	(27,225,290)	(121,383,542)	(25,984,607)
Net unrealized gain	$127,003,881	$482,919,365	$89,131,413

The difference between GAAP-basis and tax-basis unrealized gains (losses), is attributable primarily to wash sales, net mark to market gains/(losses) on regulated futures, differences in the tax treatment of swap transactions, and market discount accretion and premium amortization.

The Dynamic Municipal Income Fund reclassified $907,147 from distributable earnings to paid in capital for the year ending March 31, 2019. In order to present certain components of the Fund’s capital accounts on a tax-basis, certain reclassifications have been recorded to the Fund’s accounts. These reclassifications have no impact on the net asset value of the Fund and result primarily from expired capital loss carryforwards.

The High Yield Municipal Fund reclassified $11,866,582 from distributable earnings to paid in capital for the year ending March 31, 2019. In order to present certain components of the Fund’s capital accounts on a tax-basis, certain reclassifications have been recorded to the Fund’s accounts. These reclassifications have no impact on the net asset value of the Fund and result primarily from expired capital loss carryforwards.

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

8. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Derivatives Risk — The Funds’ use of derivatives may result in loss. Derivative instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments, may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Funds. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. Losses from derivatives can also result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

Interest Rate Risk — When interest rates increase, fixed income securities or instruments held by a Fund will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments. The risks associated with changing interest rates may have unpredictable effects on the markets and a Fund’s investments. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by the Funds.

Large Shareholder Transactions Risk — A Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include a Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause a Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact a Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs.

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GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

8. OTHER RISKS (continued)

In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would.

Liquidity Risk — A Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period or without significant dilution to remaining investors’ interests because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. If a Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Fund’s NAV and dilute remaining investors’ interests. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, potentially causing increased supply in the market due to selling activity.

Market and Credit Risks — In the normal course of business, a Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, a Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Municipal Securities Risk — Municipal securities are subject to credit/default risk, interest rate risk and certain additional risks. A Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the bonds of similar projects (such as those relating to education, health care, housing, transportation, and utilities), industrial development bonds, or in particular types of municipal securities (such as general obligation bonds, private activity bonds and moral obligation bonds).

State/Territory Specific Risk — A Fund’s investments in municipal obligations of issuers located in a particular state or U.S. territory may be adversely affected by political, economic and regulatory developments within that state or U.S. territory. Such developments may affect the financial condition of a state’s or territory’s political subdivisions, agencies, instrumentalities and public authorities and heighten the risks associated with investing in bonds issued by such parties, which could, in turn, adversely affect a Fund’s income, NAV, liquidity, and/or ability to preserve or realize capital appreciation.

Tax Risk — The Funds may be adversely impacted by changes in tax rates and policies. Because interest income from municipal securities is normally not subject to regular federal income taxation, the attractiveness of municipal securities in relation to other investment alternatives is affected by changes in federal and state income tax rates or changes in the tax-exempt status of interest income from municipal securities. Any proposed or actual changes in such rates or exempt status, therefore, can significantly affect the demand for and supply, liquidity and marketability of municipal securities. This could in turn affect a Fund’s net asset value and ability to acquire and dispose of municipal securities at desirable yield and price levels. Additionally, these Funds would not be a suitable investment for IRAs, other tax-exempt or tax-deferred accounts or for other investors who are not sensitive to the federal, state or local income tax consequences of their investments.

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

153

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2019

10. OTHER MATTERS

In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) 2017-08 — Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities held at a premium, by requiring amortization to the earliest call date. The ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. GSAM is currently evaluating the impact, if any, of the amendments.

11. SUBSEQUENT EVENTS

Subsequent events after the Statements of Assets and Liabilities date have been evaluated, and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

154

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

12. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Dynamic Municipal Income Fund

	For the Fiscal Year Ended March 31, 2019		For the Fiscal Year Ended March 31, 2018

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	32,719,854	$515,555,671	10,734,144	$167,761,694
Reinvestment of distributions	757,498	11,941,258	439,746	6,868,419
Shares redeemed	(5,642,916)	(88,726,477)	(5,101,311)	(79,711,112)
	27,834,436	438,770,452	6,072,579	94,919,001
Class C Shares
Shares sold	2,933,190	46,188,420	1,121,035	17,532,074
Reinvestment of distributions	62,130	979,794	52,420	819,194
Shares redeemed	(797,180)	(12,562,849)	(873,201)	(13,643,468)
	2,198,140	34,605,365	300,254	4,707,800
Institutional Shares
Shares sold	106,396,199	1,674,973,466	45,480,096	710,967,186
Reinvestment of distributions	1,979,556	31,191,054	1,807,256	28,223,818
Shares redeemed	(75,464,760)	(1,190,444,813)	(14,236,798)	(222,390,486)
	32,910,995	515,719,707	33,050,554	516,800,518
Service Shares
Reinvestment of distributions	27	431	28	442
	27	431	28	442
Investor Shares(a)
Shares sold	24,461,697	384,279,436	7,472,872	116,651,809
Reinvestment of distributions	540,158	8,507,496	223,188	3,482,154
Shares redeemed	(5,270,842)	(82,785,044)	(1,618,208)	(25,261,629)
	19,731,013	310,001,888	6,077,852	94,872,334
Class P Shares(b)
Shares sold	81,763,017	1,291,184,507	—	—
Reinvestment of distributions	1,324,455	20,885,913	—	—
Shares redeemed	(8,598,553)	(135,459,788)	—	—
	74,488,919	1,176,610,632	—	—
Class R6 Shares(c)
Shares sold	2,913,907	45,835,154	643	10,000
Reinvestment of distributions	16,673	264,916	7	106
Shares redeemed	(126,576)	(2,002,360)	—	—
	2,804,004	44,097,710	650	10,106

NET INCREASE	159,967,534	$2,519,806,185	45,501,917	$711,310,201

(a) Effective August 15, 2017, Class IR changed its name to Investor Shares.

(b) Commenced operations on April 20, 2018.

(c) Commenced operations on November 30, 2017.

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GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2019

12. SUMMARY OF SHARE TRANSACTIONS (continued)

	High Yield Municipal Fund

	For the Fiscal Year Ended March 31, 2019		For the Fiscal Year Ended March 31, 2018

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	17,348,123	$168,495,943	5,383,813	$51,256,769
Reinvestment of distributions	1,067,237	10,357,670	865,264	8,228,670
Shares redeemed	(6,478,559)	(62,723,208)	(5,107,308)	(48,593,567)
	11,936,801	116,130,405	1,141,769	10,891,872
Class C Shares
Shares sold	2,246,411	21,757,563	717,129	6,819,077
Reinvestment of distributions	148,215	1,439,057	165,429	1,573,159
Shares redeemed	(2,465,058)	(24,028,646)	(1,804,886)	(17,159,151)
	(70,432)	(832,026)	(922,328)	(8,766,915)
Institutional Shares
Shares sold	56,373,393	544,561,803	134,291,182	1,277,122,046
Reinvestment of distributions	7,645,602	74,127,468	20,133,215	191,492,416
Shares redeemed	(519,542,621)	(5,076,189,724)	(86,241,071)	(820,212,574)
	(455,523,626)	(4,457,500,453)	68,183,326	648,401,888
Investor Shares(a)
Shares sold	14,405,092	139,318,217	5,908,786	56,307,342
Reinvestment of distributions	529,659	5,148,547	211,516	2,014,024
Shares redeemed	(3,449,426)	(33,335,946)	(1,710,631)	(16,255,920)
	11,485,325	111,130,818	4,409,671	42,065,446
Class P Shares(b)
Shares sold	659,154,812	6,422,168,413	—	—
Reinvestment of distributions	15,405,726	149,464,659	—	—
Shares redeemed	(72,315,836)	(697,677,594)	—	—
	602,244,702	5,873,955,478	—	—
Class R6 Shares(c)
Shares sold	—	1	1,057	10,000
Reinvestment of distributions	44	433	15	140
Shares redeemed	—	(1)	—	—
	44	433	1,072	10,140

NET INCREASE	170,072,814	$1,642,884,655	72,813,510	$692,602,431

(a) Effective August 15, 2017, Class IR changed its name to Investor Shares.

(b) Commenced operations on April 20, 2018.

(c) Commenced operations on November 30, 2017.

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GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

12. SUMMARY OF SHARE TRANSACTIONS (continued)

	Short Duration Tax-Free Fund

	For the Fiscal Year Ended March 31, 2019		For the Fiscal Year Ended March 31, 2018

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	4,799,812	$50,608,816	1,979,445	$20,854,473
Reinvestment of distributions	114,402	1,208,102	86,167	907,168
Shares redeemed	(3,006,720)	(31,682,335)	(4,591,090)	(48,398,632)
	1,907,494	20,134,583	(2,525,478)	(26,636,991)
Class C Shares
Shares sold	341,415	3,598,006	308,383	3,245,834
Reinvestment of distributions	12,955	136,608	11,011	115,778
Shares redeemed	(773,774)	(8,153,837)	(637,313)	(6,703,232)
	(419,404)	(4,419,223)	(317,919)	(3,341,620)
Institutional Shares
Shares sold	128,732,129	1,354,847,820	241,724,046	2,543,353,202
Reinvestment of distributions	2,826,798	29,725,459	6,197,354	65,148,128
Shares redeemed	(463,363,255)	(4,882,101,474)	(199,845,080)	(2,100,099,622)
	(331,804,328)	(3,497,528,195)	48,076,320	508,401,708
Service Shares
Shares sold	—	—	12,299	130,001
Reinvestment of distributions	190	2,005	143	1,507
Shares redeemed	(35)	(299)	(10,049)	(105,790)
	155	1,706	2,393	25,718
Investor Shares(a)
Shares sold	5,213,414	54,976,193	2,036,029	21,405,789
Reinvestment of distributions	58,990	623,025	19,718	207,195
Shares redeemed	(1,162,355)	(12,244,938)	(943,852)	(9,917,981)
	4,110,049	43,354,280	1,111,895	11,695,003
Class P Shares(b)
Shares sold	584,827,374	6,162,899,894	—	—
Reinvestment of distributions	5,346,634	56,454,784	—	—
Shares redeemed	(123,435,651)	(1,300,801,119)	—	—
	466,738,357	4,918,553,559	—	—
Class R6 Shares(c)
Shares sold	489,470	5,174,771	957	10,000
Reinvestment of distributions	1,770	18,783	5	51
Shares redeemed	(20,871)	(221,235)	—	—
	470,369	4,972,319	962	10,051

NET INCREASE	141,002,692	$1,485,069,029	46,348,173	$490,153,869

(a) Effective August 15, 2017, Class IR changed its name to Investor Shares.

(b) Commenced operations on April 20, 2018.

(c) Commenced operations on November 30, 2017.

157

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees of Goldman Sachs Trust and Shareholders of

Goldman Sachs Dynamic Municipal Income Fund, Goldman Sachs High Yield Municipal Fund, and Goldman Sachs Short Duration Tax-Free Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Goldman Sachs Dynamic Municipal Income Fund, Goldman Sachs High Yield Municipal Fund, and Goldman Sachs Short Duration Tax-Free Fund (three of the funds constituting Goldman Sachs Trust, hereafter collectively referred to as the “Funds”) as of March 31, 2019, the related statements of operations for the year ended March 31, 2019, the statements of changes in net assets for each of the two years in the period ended March 31, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of March 31, 2019, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended March 31, 2019 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2019 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

Boston, Massachusetts

May 24, 2019

We have served as the auditor of one or more investment companies in the Goldman Sachs fund complex since 2000.

158

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

Fund Expenses — Six Month Period Ended March 31, 2019 (Unaudited)

As a shareholder of Class A, Class C, Institutional, Service, Investor, Class P or Class R6 Shares of a Fund you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares) and contingent deferred sales charges on redemptions (with respect to Class C Shares); and redemption fees (with respect to Class A, Class C, Institutional, Investor and Class R6 Shares, if any); and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (with respect to Class A, Class C and Service Shares); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class C, Institutional, Service, Investor, Class P and Class R6 Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2018 through March 31, 2019, which represents a period of 182 days of a 365 day year.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Dynamic Municipal Income Fund				High Yield Municipal Fund				Short Duration Tax-Free Fund
Share Class	Beginning Account Value 10/01/18	Ending Account Value 3/31/19		Expenses Paid for the 6 Months Ended 3/31/19*	Beginning Account Value 10/01/18	Ending Account Value 3/31/19		Expenses Paid for the 6 Months Ended 3/31/19*	Beginning Account Value 10/01/18	Ending Account Value 3/31/19		Expenses Paid for the 6 Months Ended 3/31/19*
Class A
Actual	$1,000	$1,031.70		$3.75	$1,000	$1,035.90		$4.31	$1,000	$1,020.20		$3.48
Hypothetical 5% return	1,000	1,021.24	+	3.73	1,000	1,020.69	+	4.28	1,000	1,021.49	+	3.48
Class C
Actual	1,000	1,027.80		7.53	1,000	1,032.10		8.06	1,000	1,018.20		5.48
Hypothetical 5% return	1,000	1,017.50	+	7.49	1,000	1,017.00	+	8.00	1,000	1,019.50	+	5.49
Institutional
Actual	1,000	1,033.40		2.03	1,000	1,037.40		2.84	1,000	1,020.80		1.96
Hypothetical 5% return	1,000	1,022.94	+	2.02	1,000	1,022.14	+	2.82	1,000	1,022.99	+	1.97
Service
Actual	1,000	1,030.80		4.56	N/A	N/A		N/A	1,000	1,018.20		4.48
Hypothetical 5% return	1,000	1,020.44	+	4.53	N/A	N/A		N/A	1,000	1,020.49	+	4.48
Investor
Actual	1,000	1,032.40		2.48	1,000	1,037.20		3.00	1,000	1,020.50		2.22
Hypothetical 5% return	1,000	1,022.49	+	2.47	1,000	1,021.99	+	2.97	1,000	1,022.74	+	2.22
Class P
Actual	1,000	1,033.50		1.98	1,000	1,037.50		2.79	1,000	1,021.80		1.92
Hypothetical 5% return	1,000	1,022.99	+	1.97	1,000	1,022.19	+	2.77	1,000	1,023.04	+	1.92
Class R6
Actual	1,000	1,033.50		1.98	1,000	1,037.40		2.79	1,000	1,021.70		1.92
Hypothetical 5% return	1,000	1,022.99	+	1.97	1,000	1,022.19	+	2.77	1,000	1,023.04	+	1.92

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.
*	Expenses are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended March 31, 2019. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class C	Institutional	Service	Investor	Class P	Class R6
Dynamic Municipal Income	0.74%	1.49%	0.40%	0.90%	0.49%	0.39%	0.39%
High Yield Municipal	0.85	1.59	0.56	N/A	0.59	0.55	0.55
Short Duration Tax-Free	0.69	1.09	0.39	0.89	0.44	0.38	0.38

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GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

Jessica Palmer Age: 70	Chair of the Board of Trustees	Since 2018 (Trustee since 2007)	Ms. Palmer is retired. She was formerly Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Chair of the Board of Trustees — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	103	None

Kathryn A. Cassidy Age: 65	Trustee	Since 2015	Ms. Cassidy is retired. Formerly, she was Advisor to the Chairman (May 2014-December 2014); and Senior Vice President and Treasurer (2008-2014), General Electric Company & General Electric Capital Corporation (technology and financial services companies). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	103	None

Diana M. Daniels Age: 69	Trustee	Since 2007	Ms. Daniels is retired. Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is a Trustee Emeritus and serves as a Presidential Councillor of Cornell University (2013-Present); former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	103	None

Roy W. Templin Age: 58	Trustee	Since 2013

Mr. Templin is retired. He is Director, Armstrong World Industries, Inc. (a designer and manufacturer of ceiling, wall and suspension system solutions) (2016-Present); and was formerly Chairman of the Board of Directors, Con-Way Incorporated (a transportation, logistics and supply chain management service company) (2014-2015); Executive Vice President and Chief Financial Officer, Whirlpool Corporation (an appliance manufacturer and marketer) (2004-2012). Previously, Mr. Templin served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (June 2013-October 2013).

Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.

				103	Armstrong World Industries, Inc. (a ceiling, wall and suspension systems solutions manufacturer)

Gregory G. Weaver Age: 67	Trustee	Since 2015	Mr. Weaver is retired. He is Director, Verizon Communications Inc. (2015-Present); and was formerly Chairman and Chief Executive Officer, Deloitte & Touche LLP (a professional services firm) (2001-2005 and 2012-2014); and Member of the Board of Directors, Deloitte & Touche LLP (2006-2012). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	103	Verizon Communications Inc.

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GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

Trustees and Officers (Unaudited) (continued)

Interested Trustee*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

James A. McNamara Age: 56	President and Trustee	Since 2007

Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993- April 1998).

President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

				156	None

*	Mr. McNamara is considered to be an “Interested Trustee” because he holds positions with Goldman Sachs and owns securities issued by The Goldman Sachs Group, Inc. Mr. McNamara holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of March 31, 2019.
[2]	Subject to such policies as may be adopted by the Board from time-to-time, each Trustee holds office for an indefinite term, until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board or shareholders, in accordance with the Trust’s Declaration of Trust; or (c) the termination of the Trust. The Board has adopted policies which provide that (a) no Trustee shall hold office for more than 15 years and (b) a Trustee shall retire as of December 31st of the calendar year in which he or she reaches his or her 74th birthday, unless a waiver of such requirements shall have been adopted by a majority of the other Trustees. These policies may be changed by the Trustees without shareholder vote.
[3]	The Goldman Sachs Fund Complex includes certain other companies listed above for each respective Trustee. As of March 31, 2019, Goldman Sachs Trust consisted of 90 portfolios (88 of which offered shares to the public); Goldman Sachs Variable Insurance Trust consisted of 13 portfolios; Goldman Sachs Trust II consisted of 19 portfolios (17 of which offered shares to the public); Goldman Sachs MLP Income Opportunities Fund, Goldman Sachs MLP and Energy Renaissance Fund, Goldman Sachs Private Markets Fund 2018 LLC, Goldman Sachs Private Markets Fund 2018 (A) LLC and Goldman Sachs Private Markets Fund 2018 (B) LLC each consisted of one portfolio; and Goldman Sachs ETF Trust consisted of 29 portfolios (19 of which offered shares to the public).
[4]	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384.

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GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years

James A. McNamara 200 West Street New York, NY 10282 Age: 56	Trustee and President	Since 2007

Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 41	Secretary	Since 2012

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (August 2006-December 2015); Associate General Counsel, Goldman Sachs (2012-Present); Assistant General Counsel, Goldman Sachs (August 2006-December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002-2006).

Secretary — Goldman Sachs Trust (previously Assistant Secretary (2012)); Goldman Sachs Variable Insurance Trust (previously Assistant Secretary (2012)); Goldman Sachs Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Middle Market Lending Corp.; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

Scott M. McHugh 200 West Street New York, NY 10282 Age: 47	Treasurer, Senior Vice President and Principal Financial Officer	Since 2009 (Principal Financial Officer since 2013)

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (February 2007-December 2015); Assistant Treasurer of certain mutual funds administered by DWS Scudder (2005-2007); and Director (2005-2007), Vice President (2000-2005), and Assistant Vice President (1998-2000), Deutsche Asset Management or its predecessor (1998-2007).

Treasurer, Senior Vice President and Principal Financial Officer — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

Joseph F. DiMaria 30 Hudson Street Jersey City, NJ 07302 Age: 50	Assistant Treasurer and Principal Accounting Officer	Since 2016 (Principal Accounting Officer since 2017)

Managing Director, Goldman Sachs (November 2015-Present) and Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC

(May 2010-October 2015).

Assistant Treasurer and Principal Accounting Officer — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-526-7384.
[1]	Information is provided as of March 31, 2019.
[2]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

162

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

Goldman Sachs Municipal Fixed Income Funds — Tax Information (Unaudited)

During the period ended March 31, 2019, 94.55%, 93.91%, and 92.02% of the distributions from net investment income paid by the Dynamic Municipal Income Fund, the High Yield Municipal Fund, and the Short Duration Tax-Free Funds, respectively, were exempt-interest dividends and as such, are not subject to U.S. Federal income tax.

163

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $1.38 trillion in assets under supervision as of March 31, 2019, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM leverages the resources of Goldman Sachs & Co. LLC subject to legal, internal and regulatory restrictions.

Money Market

Financial Square FundsSM

∎	Financial Square Treasury Solutions Fund[1]
∎	Financial Square Government Fund[1]
∎	Financial Square Money Market Fund[2]
∎	Financial Square Prime Obligations Fund[2]
∎	Financial Square Treasury Instruments Fund[1]
∎	Financial Square Treasury Obligations Fund[1]
∎	Financial Square Federal Instruments Fund[1]

Investor FundsSM

∎	Investor Money Market Fund[3]
∎	Investor Tax-Exempt Money Market Fund[3]

Fixed Income

Short Duration and Government

∎	Enhanced Income Fund
∎	High Quality Floating Rate Fund
∎	Short-Term Conservative Income Fund
∎	Short Duration Government Fund
∎	Short Duration Income Fund
∎	Government Income Fund
∎	Inflation Protected Securities Fund

Multi-Sector

∎	Bond Fund
∎	Core Fixed Income Fund
∎	Global Income Fund
∎	Strategic Income Fund

Municipal and Tax-Free

∎	High Yield Municipal Fund
∎	Dynamic Municipal Income Fund
∎	Municipal Income Completion Fund
∎	Short Duration Tax-Free Fund

Single Sector

∎	Investment Grade Credit Fund
∎	U.S. Mortgages Fund
∎	High Yield Fund
∎	High Yield Floating Rate Fund
∎	Emerging Markets Debt Fund
∎	Local Emerging Markets Debt Fund

Fixed Income Alternatives

∎	Long Short Credit Strategies Fund

Fundamental Equity

∎	Equity Income Fund
∎	Small Cap Value Fund
∎	Small/Mid Cap Value Fund
∎	Mid Cap Value Fund
∎	Large Cap Value Fund
∎	Focused Value Fund
∎	Capital Growth Fund
∎	Strategic Growth Fund
∎	Small/Mid Cap Growth Fund
∎	Flexible Cap Fund
∎	Concentrated Growth Fund
∎	Technology Opportunities Fund
∎	Growth Opportunities Fund
∎	Rising Dividend Growth Fund
∎	Blue Chip Fund
∎	Income Builder Fund

Tax-Advantaged Equity

∎	U.S. Tax-Managed Equity Fund
∎	International Tax-Managed Equity Fund
∎	U.S. Equity Dividend and Premium Fund
∎	International Equity Dividend and Premium Fund

Equity Insights

∎	Small Cap Equity Insights Fund
∎	U.S. Equity Insights Fund
∎	Small Cap Growth Insights Fund
∎	Large Cap Growth Insights Fund
∎	Large Cap Value Insights Fund
∎	Small Cap Value Insights Fund
∎	International Small Cap Insights Fund
∎	International Equity Insights Fund
∎	Emerging Markets Equity Insights Fund

Fundamental Equity International

∎	International Equity Income Fund
∎	International Equity ESG Fund
∎	Asia Equity Fund
∎	Emerging Markets Equity Fund
∎	N-11 Equity Fund
∎	ESG Emerging Markets Equity Fund

Alternative

∎	Real Estate Securities Fund
∎	International Real Estate Securities Fund
∎	Commodity Strategy Fund
∎	Global Real Estate Securities Fund
∎	Alternative Premia Fund
∎	Absolute Return Tracker Fund
∎	Managed Futures Strategy Fund
∎	MLP Energy Infrastructure Fund
∎	MLP & Energy Fund
∎	Multi-Manager Alternatives Fund
∎	Absolute Return Multi-Asset Fund
∎	Global Infrastructure Fund

Total Portfolio Solutions

∎	Global Managed Beta Fund
∎	Multi-Manager Non-Core Fixed Income Fund
∎	Multi-Manager U.S. Dynamic Equity Fund
∎	Multi-Manager Global Equity Fund
∎	Multi-Manager International Equity Fund
∎	Tactical Tilt Overlay Fund
∎	Balanced Strategy Portfolio
∎	Multi-Manager U.S. Small Cap Equity Fund
∎	Multi-Manager Real Assets Strategy Fund
∎	Growth and Income Strategy Portfolio
∎	Growth Strategy Portfolio
∎	Dynamic Global Equity Fund[4]
∎	Satellite Strategies Portfolio
∎	Enhanced Dividend Global Equity Portfolio
∎	Tax-Advantaged Global Equity Portfolio
∎	Strategic Factor Allocation Fund
∎	Target Date 2020 Portfolio
∎	Target Date 2025 Portfolio
∎	Target Date 2030 Portfolio
∎	Target Date 2035 Portfolio
∎	Target Date 2040 Portfolio
∎	Target Date 2045 Portfolio
∎	Target Date 2050 Portfolio
∎	Target Date 2055 Portfolio
∎	Target Date 2060 Portfolio
∎	GQG Partners International Opportunities Fund
∎	Tactical Exposure Fund

[1]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[2]	You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[3]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[4]	Effective after the close of business on February 28, 2019, the Goldman Sachs Equity Growth Strategy Portfolio was renamed the Goldman Sachs Dynamic Global Equity Fund.

Financial Square FundsSM and Investor FundsSM are registered service marks of Goldman Sachs & Co. LLC.

*	This list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

TRUSTEES Jessica Palmer, Chair Kathryn A. Cassidy Diana M. Daniels James A. McNamara Roy W. Templin Gregory G. Weaver	OFFICERS James A. McNamara, President Joseph F. DiMaria, Principal Financial Officer, Principal Accounting Officer and Treasurer Caroline L. Kraus, Secretary

GOLDMAN SACHS & CO. LLC Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Funds will file portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be made available on the SEC’s web site at http://www.sec.gov. Portfolio holdings information may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Economic and market forecasts presented herein reflect our judgment as of the date of this report and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

Goldman Sachs & Co. LLC (“Goldman Sachs”) does not provide legal, tax or accounting advice. Any statement contained in this communication (including any attachments) concerning U.S. tax matters was not intended or written to be used, and cannot be used, for the purpose of avoiding penalties under the Internal Revenue Code, and was written to support the promotion or marketing of the transaction(s) or matter(s) addressed. Clients of Goldman Sachs should obtain their own independent tax advice based on their particular circumstances.

Fund holdings and allocations shown are as of March 31, 2019 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

Goldman Sachs & Co. LLC is the distributor of the Goldman Sachs Funds.

© 2019 Goldman Sachs. All rights reserved. 165636-OTU-977780 TFFIAR-19

Goldman Sachs Funds

Annual Report	March 31, 2019

Short Duration and Government Fixed Income Funds
Enhanced Income
Government Income
High Quality Floating Rate
Inflation Protected Securities
Short Duration Government
Short Duration Income
Short-Term Conservative Income

It is our intention that beginning on January 1, 2021, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from a Fund or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and certain communications from a Fund electronically by calling the applicable toll-free number below or by contacting your financial intermediary.

You may elect to receive all future shareholder reports in paper free of charge. If you hold shares of a Fund directly with the Fund’s transfer agent, you can inform the transfer agent that you wish to receive paper copies of reports by calling toll-free 800-621-2550 for Institutional, Service, Administration, Preferred, Class R6 and Class P shareholders or 800-526-7384 for all other shareholders. If you hold shares of a Fund through a financial intermediary, please contact your financial intermediary to make this election. Your election to receive reports in paper will apply to all Goldman Sachs Funds held in your account if you invest through your financial intermediary or all Goldman Sachs Funds held with the Funds’ transfer agent if you invest directly with the transfer agent.

Goldman Sachs Short Duration and Government Fixed Income Funds

∎	ENHANCED INCOME

∎	GOVERNMENT INCOME

∎	HIGH QUALITY FLOATING RATE

∎	INFLATION PROTECTED SECURITIES

∎	SHORT DURATION GOVERNMENT

∎	SHORT DURATION INCOME

∎	SHORT-TERM CONSERVATIVE INCOME

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

What Differentiates Goldman Sachs Asset Management’s Fixed Income Investment Process?

At Goldman Sachs Asset Management, L.P. (“GSAM”), the goal of our fixed income investment process is to provide consistent, strong performance by actively managing our portfolios within a research-intensive, risk-managed framework.

A key element of our fixed income investment philosophy is to evaluate the broadest global opportunity set to capture relative value across sectors and instruments. Our globally integrated investment process involves managing dynamically along the risk/return spectrum, as we continue to develop value-added strategies through:

∎	Assess relative value among securities and sectors

∎	Leverage the vast resources of GSAM in selecting securities for each portfolio

∎	Team approach to decision making

∎	Manage risk by avoiding significant sector and interest rate bets

∎	Careful management of yield curve strategies — while closely managing portfolio duration

Fixed Income portfolios that:

∎	Include domestic and global investment options, income opportunities, and access to areas of specialization such as high yield

∎	Capitalize on GSAM’s industry-renowned credit research capabilities

∎	Use a risk-managed framework to seek total return, recognizing the importance of investors’ capital accumulation goals as well as their need for income

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

1

MARKET REVIEW

Goldman Sachs Short Duration and Government Fixed Income Funds

Market Review

During the 12 months ended March 31, 2019 (the “Reporting Period”), the performance of the fixed income markets was most influenced by economic data, central bank monetary policy and geopolitics.

In the second quarter of 2018, when the Reporting Period began, spread, or non-government bond, sectors broadly weakened amid increased U.S.-China trade tensions, political events in emerging markets countries and Italy, higher U.S. interest rates and a stronger U.S. dollar. U.S. high yield corporate bonds, however, generated a small positive return. Rising oil prices were a tailwind for the broader high yield corporate bond sector, as many energy issuers are high yield rated. In June 2018, the U.S. Federal Reserve (“Fed”) raised short-term interest rates, the seventh rate hike since December 2015. The Fed’s dot plot pointed to two more interest rate increases in 2018, implying a total of four rate hikes in the calendar year. (The “dot plot” shows interest rate projections of the members of the Federal Open Market Committee.) U.S. economic growth strengthened, with the Gross Domestic Product expanding at an annualized rate of 4.2% in the second calendar quarter. In contrast, economic growth softened in the Eurozone, Japan and China. Meanwhile, the European Central Bank (“ECB”) announced plans to taper its quantitative easing program beginning September 2018. The U.S. dollar appreciated relative to many major currencies during the second quarter of 2018.

Spread sectors performed well during the third quarter of 2018, as the global economy — led by particularly strong economic growth in the U.S. — expanded. However, some major economies, including those of the Eurozone, the U.K. and China, continued to exhibit a gradual softening trend. Emerging markets debt broadly posted gains, with strength in July and September 2018 outweighing pronounced August weakness. High yield corporate bonds also advanced, recording their best quarterly performance since the first quarter of 2017. In September 2018, the Fed delivered the eighth interest rate hike of its current tightening cycle, with its dot plot pointing to another increase by calendar year-end and three more during 2019. Fed Chair Jerome Powell delivered an upbeat assessment of the U.S. economy, which supported market expectations for these additional Fed rate hikes in 2019. U.S. Treasury yields rose in response, followed in turn by interest rates in other developed markets countries. In the third calendar quarter, the U.S. dollar appreciated modestly relative to many major currencies.

During the fourth quarter of 2018, investor concerns about slowing global economic growth momentum as well as tighter financial conditions, mainly in the U.S., weighed on spread sector performance. In particular, U.S. corporate bonds experienced weakness, as credit spreads, or yield differentials versus duration-equivalent U.S. Treasury securities, widened significantly. U.S. Treasury yields fell as investors grew fearful about the possible end of the global economic cycle, which led in turn to diminished expectations for further Fed interest rate hikes. In December 2018, Fed policymakers raised short-term interest rates, much as the market had expected, but lowered their projection for 2019 monetary policy tightening from three rate hikes to two. U.S. economic activity data — as reflected by Purchasing Managers’ Index and Institute for Supply Management surveys — remained in expansionary territory during the fourth calendar quarter but moderated from cycle highs. Headline inflation pressures eased as crude oil prices declined. In the fourth quarter of 2018, the U.S. dollar continued to appreciate versus many major currencies.

In the first quarter of 2019, spread sectors broadly posted gains, as dovish pivots by global central banks boosted investor sentiment and helped fuel rallies in both sovereign government bonds and riskier segments of the fixed income market. (Dovish tends to suggest lower interest rates; opposite of hawkish.) Notably, high yield corporate bonds recorded their

2

MARKET REVIEW

strongest start to a calendar year on record. The Fed kept its monetary policy unchanged during the first calendar quarter, with its dot plot projecting no interest rate hikes at all during 2019. Meanwhile, the ECB extended its forward guidance, noting that its interest rates would remain unchanged through 2019. Other developed markets’ central banks — namely, those of Australia, New Zealand, Switzerland and, to some degree, the U.K. — also turned dovish. The U.S. economy continued to benefit from strength in household consumption, which was underpinned by a healthy labor market. During the first quarter of 2019, the U.S. dollar strengthened relative to many major currencies.

For the Reporting Period overall, spread sector performance was mixed. High yield corporate bonds outperformed U.S. Treasury securities, with commercial mortgage-backed securities and asset-backed securities also outpacing U.S. Treasury securities, though to a lesser extent. Sovereign emerging markets debt underperformed U.S. Treasury securities, followed at some distance by investment grade corporate bonds, agency securities and mortgage-backed securities. During the Reporting Period, the U.S. Treasury yield curve, or spectrum of maturities, flattened, as yields on maturities of two years and less rose and yields on longer-term maturities fell. (Yield curve is a spectrum of interest rates for U.S. Treasuries based on maturities of varying lengths. A flattening yield curve is one wherein the differential in yields between longer-term and shorter-term maturities narrows.) The yield on the bellwether 10-year U.S. Treasury fell approximately 33 basis points to end the Reporting Period at 2.41%. Toward the end of the Reporting Period, the U.S. Treasury yield curve experienced a partial inversion. More specifically, the spread between the yields on three-month and 10-year U.S. Treasury securities inverted for the first time since 2007, meaning three-month yields were higher than those of 10-year U.S. Treasury securities. (A full inversion occurs when shorter-term yields exceed all longer-term yields.)

Looking Ahead

At the end of the Reporting Period, we believed the global economy had transitioned from a period of above-trend growth and rapid absorption of slack, particularly in the labor markets, to a period of near-trend growth with slower absorption of slack. In our opinion, global economic growth is likely to stabilize in the months ahead around levels seen at the end of the Reporting Period. Three key factors underpin our view. First, the Fed has pivoted from steady interest rate hikes to a dovish policy stance, and other developed markets central banks have followed suit. Second, China has taken a series of policy support steps to curtail the downward momentum in its economy, helping to ease external pressures on other Asian countries as well as on Europe. Third, the global trade backdrop has evolved from deteriorating to improving, with many investors anticipating a U.S.-China trade deal in the near term. Overall, we consider the short-term risk of recession to be low, should consumers broadly continue to drive economic growth, supported by healthy household balance sheets and strong labor markets.

Regarding global inflation, we think 2019 will likely be rather uneventful. The risks, we believe, are tilted toward softer inflation, as evidenced by easing pressures across core consumer prices, survey and market-based measures, producer prices, commodities, labor market slack and growth of money supply and credit.

As for the partial inversion of the U.S. Treasury yield curve, it is considered by some market participants to be a signal of an impending recession. However, we believe a comparison of the inversion that occurred during the Reporting Period with historical instances is flawed, given that short-term interest rates remain low relative to those during prior inversions. Furthermore, term premiums are lower following the Fed’s quantitative easing, and inflation expectations are comparatively more contained. (Term premium is the compensation that investors generally receive for the added risk of owning longer-term bonds.) In our view, both of these factors can result in lower yields across the entire U.S. Treasury yield curve.

3

FUND RESULTS

Goldman Sachs Enhanced Income Fund

Investment Objective

The Fund seeks to generate return in excess of traditional money market products while maintaining an emphasis on preservation of capital and liquidity.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs U.S. Fixed Income Investment Management Team discusses the Goldman Sachs Enhanced Income Fund’s (the “Fund”) performance and positioning for the 12-month period ended March 31, 2019 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Institutional, Administration, Investor and Class R6 Shares generated average annual total returns, without sales charges, of 2.41%, 2.70%, 2.33%, 2.50% and 2.59%, respectively. These returns compare to the 2.35% average annual total return of the Goldman Sachs Enhanced Income Fund Composite Index (the “Enhanced Income Composite”) during the same period. The Enhanced Income Composite is comprised 50% of the ICE BofAML Six-Month U.S. Treasury Bill Index (“BofAML Six-Month U.S. Treasury Bill Index”) and 50% of the ICE BofAML One-Year U.S. Treasury Note Index (“BofAML One-Year U.S. Treasury Note Index”), which generated average annual total returns of 2.26% and 2.44%, respectively, over the same time period.

For the period since their inception on April 20, 2018 through March 31, 2019, the Fund’s Class P Shares generated a cumulative total return of 2.36%. This compares to the 2.29% cumulative total return of the Enhanced Income Composite during the same time period. The BofAML Six-Month U.S. Treasury Bill Index and the BofAML One-Year U.S. Treasury Note Index generated cumulative total returns of 2.16% and 2.42%, respectively, for the same time period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Both top-down and bottom-up strategies had an impact on the Fund’s performance during the Reporting Period. Within our top-down strategies, our cross-sector strategy contributed positively to the Fund’s results during the Reporting Period. Our cross-sector strategy is one in which we invest Fund assets across a variety of fixed income sectors, including some that may not be included in the Fund’s benchmark. Our duration and yield curve positioning strategy detracted modestly from the Fund’s results during the Reporting Period. Duration is a measure of the Fund’s sensitivity to changes in interest rates. Yield curve is a spectrum of interest rates within a particular sector based on maturities of varying lengths.

Bottom-up individual issue selection overall generated positive results, with selection amongst corporate credit and government/swaps contributing most positively. However, selection amongst securitized debt detracted.

The Fund’s duration and government/swaps selection strategies are primarily implemented via interest rate swaps and/or futures. Derivatives are used in combination with cash securities to implement our views in the Fund.

Q	Which fixed income market sectors most significantly affected Fund performance?

A	Overall, our cross-sector strategy contributed positively to the Fund’s results during the Reporting Period primarily due to the Fund’s implicit, or indirect, exposure to U.S. Treasury spreads via swaps. Having an overweight to asset-backed securities also boosted the Fund’s performance. Only partially offsetting these positive contributors was the Fund’s exposure to investment grade corporate bonds, which detracted modestly.

Our individual security selection strategies generated positive results overall. Security selection of corporate credit proved beneficial, primarily due to tactical credit curve positioning as well as to effective selection of investment grade corporate credit. Selection within the government/swaps sector added value, driven by selections of commercial paper and certificates of deposit. Conversely, securitized selection detracted, largely based on selection of asset-backed securities.

4

FUND RESULTS

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A	Tactical management of the Fund’s duration and yield curve positioning detracted modestly from Fund performance during the Reporting Period. This was primarily due to the Fund’s underweight U.S. duration position relative to that of the Enhanced Income Composite, especially its underweights to the one-year and six-month segments of the U.S. Treasury yield curve. These losses were partially offset by the Fund’s overweight exposure to the three-month segment of the U.S. Treasury yield curve and positioning around the two-year segment of the U.S. Treasury yield curve, which contributed positively.

A more dovish than expected U.S. Federal Reserve (“Fed”) meeting outcome in December 2018 and a pause in its interest rate hiking cycle during the first quarter of 2019 led to higher U.S. rate volatility. The Fed’s median “dot plot” projection at the end of the Reporting Period was no longer indicative of any interest rate hike in 2019, and its macro forecasts for economic growth and inflation were revised lower. (Dovish suggests lower interest rates; opposite of hawkish. The “dot plot” shows interest rate projections of the members of the Federal Open Market Committee.) At the end of the Reporting Period, we retained our discretionary view to maintain an underweight duration in the Fund at the front, or short-term, end of the U.S. Treasury yield curve.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund used Treasury futures and Eurodollar futures during the Reporting Period for the purpose of managing the duration and term structure of the Fund. (Term structure, most often depicted as a yield curve, refers to the term structure of interest rates, which is the relationship between the yield to maturity and the time to maturity for pure discount bonds.) The use of derivatives had a rather neutral impact on the Fund’s performance during the Reporting Period.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	We increased the Fund’s exposure to U.S. Treasury securities and to investment grade corporate bonds overall. Within the investment grade corporate bond sector, we increased the Fund’s exposure to financials-related and industrials-related corporate bonds. We decreased the Fund’s exposure to asset-backed securities and to quasi-government securities, especially to agency government guaranteed securities. We also reduced the Fund’s position in cash during the Reporting Period. Additionally, as mentioned earlier, while we maintained the Fund’s shorter duration stance versus that of the Enhanced Income Composite, we did make adjustments in duration positioning as market conditions shifted.

Q	How was the Fund positioned relative to its benchmark index at the end of March 2019?

A	While the Fund’s benchmark is comprised of U.S. Treasury indices, it continued to hold a portion of its assets in non-Treasury sectors not represented in the Enhanced Income Composite. Indeed, the Fund maintained exposures to high quality spread, or non-Treasury, sectors throughout the Reporting Period, most notably investment grade corporate bonds, asset-backed securities and quasi-government securities. The Fund maintained an underweighted exposure to government bonds at the end of the Reporting Period. The Fund also had a significant position in cash at the end of the Reporting Period. Further, the Fund maintained a shorter duration position than that of the Enhanced Income Composite at the end of the Reporting Period.

Overall, the Fund continued to be flexibly guided by shifting market conditions, and thus we used our actively managed approach to position the Fund to seek to take advantage of such anticipated conditions. At the end of the Reporting Period, our outlook for the Fed’s monetary policy stance had changed slightly, and thus we intended to adjust duration guided by the context of market pricing in relation to our expectations. As always, we intend to continue to closely monitor economic data, Fed policy, inflation expectations, yield differentials across assets and any shifts in the yield curve, as we strive to navigate the market environment.

5

FUND BASICS

Enhanced Income Fund

as of March 31, 2019

PERFORMANCE REVIEW

April 1, 2018– March 31, 2019	Fund Total Return (based on NAV)[1]	Enhanced Income Composite[2]	BofAML Six-Month U.S. Treasury Bill Index[3]	BofAML One-Year U.S. Treasury Note Index[3]	30-Day Standardized Subsidized Yield[4]	30-Day Standardized Unsubsidized Yield[4]

Class A	2.41%	2.35%	2.26%	2.44%	2.32%	2.17%
Institutional	2.70	2.35	2.26	2.44	2.55	2.41
Administration	2.33	2.35	2.26	2.44	2.32	2.16
Investor	2.50	2.35	2.26	2.44	2.47	2.32
Class R6	2.59	2.35	2.26	2.44	2.57	2.42

April 20, 2018–March 31, 2019

Class P	2.36%	2.29%	2.16%	2.42%	2.59%	2.42%

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Enhanced Income Composite is an equal weight blend of the BofAML Six-Month U.S. Treasury Bill Index and the BofAML One-Year U.S. Treasury Note Index.

[3]	The BofAML Six-Month U.S. Treasury Bill Index measures the performance of Treasury Bills with time to maturity of less than 6 months. The BofAML One-Year U.S. Treasury Note Index is an unmanaged index that tracks the performance of the direct sovereign debt of the U.S. Government having a maturity of at least one year. The BofAML Six-Month U.S. Treasury Bill Index and BofAML One-Year U.S. Treasury Note Index, as reported by Bank of America Merrill Lynch, do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[4]	The method of calculation of the 30-Day Standardized Subsidized Yield is mandated by the Securities and Exchange Commission and is determined by dividing the net investment income per share earned during the last 30 days of the period by the maximum public offering price (“POP”) per share on the last day of the period. This number is then annualized. The 30-Day Standardized Subsidized Yield reflects fee waivers and/or expense reimbursements recorded by the Fund during the period. Without waivers and/or reimbursements, yields would be reduced. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not adjust for any fee waivers and/or expense reimbursements in effect. If the Fund does not incur any fee waivers and/or expense reimbursements during the period, the 30-Day Standardized Subsidized Yield and 30-Day Standardized Unsubsidized Yield will be identical.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

6

FUND BASICS

STANDARDIZED TOTAL RETURNS[5]

For the period ended 3/31/19	One Year	Five Years	Ten Years	Since Inception	Inception Date

Class A	2.41%	0.85%	0.84%	1.95%	8/2/00
Institutional	2.70	1.16	1.16	2.30	8/2/00
Administration	2.33	0.91	0.91	2.06	8/2/00
Investor	2.50	1.07	N/A	0.83	7/30/10
Class P	N/A	N/A	N/A	2.36	4/20/18
Class R6	2.59	N/A	N/A	1.61	7/31/15

[5]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. Prior to July 30, 2018, the maximum initial sales charge applicable to Class A Shares of the Fund was 1.5%, which is not reflected in the figures shown. Because Class A Shares, Institutional Shares, Administration Shares, Investor Shares, Class P Shares, and Class R6 Shares do not involve a sales charge, such a charge is also not applied to their Standardized Total Returns.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS[6]

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	0.59%	0.62%
Institutional	0.35	0.38
Administration	0.60	0.63
Investor	0.44	0.47
Class P	0.34	0.37
Class R6	0.34	0.37

[6]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least July 29, 2019, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

7

FUND BASICS

FUND COMPOSITION[7]

Percentage of Net Assets

[7]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term Investments represent certificates of deposit and commercial paper. Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

8

GOLDMAN SACHS ENHANCED INCOME FUND

Performance Summary

March 31, 2019

The following graph shows the value, as of March 31, 2019, of a $1,000,000 investment made on April 1, 2009 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Goldman Sachs Enhanced Income Fund Composite Index, which is comprised of the ICE Bank of America Merrill Lynch One-Year U.S. Treasury Note Index (50%), and the ICE Bank of America Merrill Lynch Six-Month U.S. Treasury Bill Index (50%), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations may cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Administration, Investor, Class P and Class R6 Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

Enhanced Income Fund’s 10 Year Performance

Performance of a $1,000,000 Investment, with distributions reinvested, from April 1, 2009 through March 31, 2019.

Average Annual Total Return through March 31, 2019	One Year	Five Years	Ten Years	Since Inception
Class A (Commenced August 2, 2000)	2.41%	0.85%	0.84%	1.95%

Institutional (Commenced August 2, 2000)	2.70%	1.16%	1.16%	2.30%

Administration (Commenced August 2, 2000)	2.33%	0.91%	0.91%	2.06%

Investor (Commenced July 30, 2010)	2.50%	1.07%	N/A	0.83%

Class P (Commenced April 20, 2018)	N/A	N/A	N/A	2.36%*

Class R6 (Commenced July 31, 2015)	2.59%	N/A	N/A	1.61%

*	Total return for periods of less than one year represents cumulative total return.

9

FUND RESULTS

Goldman Sachs Government Income Fund

Investment Objective

The Fund seeks a high level of current income, consistent with safety of principal.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs U.S. Fixed Income Investment Management Team discusses the Goldman Sachs Government Income Fund’s (the “Fund”) performance and positioning for the 12-month period ended March 31, 2019 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional, Service, Investor, Class R and Class R6 Shares generated average annual total returns, without sales charges, of 3.46%, 2.69%, 3.74%, 3.30%, 3.72%, 3.13% and 3.75%, respectively. These returns compare to the 4.30% average annual total return of the Fund’s benchmark, the Bloomberg Barclays U.S. Government/Mortgage Index (the “Bloomberg Barclays Index”), during the same time period.

For the period since their inception on April 20, 2018 through March 31, 2019, the Fund’s Class P Shares generated a cumulative total return of 4.55%. This compares to the 5.17% cumulative total return of the Bloomberg Barclays Index during the same time period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Both top-down and bottom-up strategies had an impact on the Fund’s performance during the Reporting Period. Bottom-up individual issue selection overall detracted from the Fund’s relative results during the Reporting Period.

Within our top-down strategies, our duration strategy contributed positively to the Fund’s performance during the Reporting Period. The duration strategy is typically implemented via interest rate swaps and/or futures. Duration is a measure of the Fund’s sensitivity to changes in interest rates. Our cross-sector strategy overall also contributed positively to the Fund’s results during the Reporting Period. Our cross-sector strategy is one in which we invest Fund assets across a variety of fixed income sectors, including some that may not be included in the Fund’s benchmark.

Q	Which fixed income market sectors most significantly affected Fund performance?

A	Individual issue selection among mortgage-backed securities detracted from the Fund’s relative results. While we saw higher coupon securities as inexpensive relative to the macro environment and other investment opportunities, a high conviction view on premium coupons within agency mortgage-backed securities in December 2018 was the largest detractor, as lower yields and yield curve flattening benefitted lower coupon mortgage-backed securities. (Yield curve is a spectrum of interest rates based on maturities of varying lengths. A flattening yield curve is one in which the differential in yields between longer-term and shorter-term maturities narrows.) This was partially offset by security selection of specific mortgage-backed securities pools and TBAs, which contributed positively during the Reporting Period. (TBAs are mortgage-backed securities forward agreements.)

Within our cross-sector strategy, the Fund’s underweight exposure to agency mortgage-backed securities relative to the Bloomberg Barclays Index contributed positively to performance during the Reporting Period. Agency mortgage-backed securities spreads, or yield differentials to duration-equivalent U.S. Treasuries, widened in response to the Federal Reserve’s (the “Fed”) balance sheet runoff, or reduced purchases of these securities, and muted bank demand. Additionally, an overweight to asset-backed securities added value, as asset-backed securities outperformed both mortgage-backed securities and U.S. Treasuries during the Reporting Period, driven by a strong U.S. consumer base.

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A	The Fund’s duration positioning overall contributed positively to the Fund’s relative results during the Reporting

10

FUND RESULTS

Period. The Fund tactically adjusted its duration in anticipation of interest rate hikes by the Fed but maintained a neutral to shorter duration than that of the Bloomberg Barclays Index through much of the Reporting Period. In particular, an underweight to front-end, or short-term, U.S. Treasuries contributed positively, as U.S. interest rates sold off, or rose more significantly, at this end of the yield curve. This was partially offset by the Fund’s underweight when rates rallied, or decreased, in December 2018, which detracted from relative results, as investors fled to quality amid a sell-off in risk assets.

The Fund’s yield curve positioning detracted from the Fund’s relative results during the Reporting Period. However, the underperformance was largely due to hedging mortgage-backed securities positions rather than targeted yield curve positioning.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund used Treasury futures, Eurodollar futures and bond exchange traded futures contracts to hedge interest rate exposure, i.e., to manage exposure to fluctuations in interest rates, and to facilitate specific duration and yield curve strategies. Interest rate swaps were used to hedge interest rate exposure and express an outright duration and term structure view. (Term structure, most often depicted as a yield curve, refers to the term structure of interest rates, which is the relationship between the yield to maturity and the time to maturity for pure discount bonds.) The Fund used forward contracts to help manage duration. The Fund also used collateralized mortgage obligations, inverse floaters, TBAs, IOs (mortgage-backed securities that receive interest only) and POs (mortgage-backed securities that receive principal only) as part of the Fund’s regular investment process as we sought to enhance return. Derivatives generally buoyed relative performance during the Reporting Period.

Overall, we employ derivatives for the efficient management of the Fund’s portfolio. Derivatives and similar instruments allow us to manage interest rate risks more effectively by allowing us both to apply active investment views with greater versatility and to afford greater risk management precision than we would otherwise be able to implement.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	During the Reporting Period, we reduced the Fund’s exposure to asset-backed securities, as we found their relative value less attractive, yet maintained an overweight position compared to the Bloomberg Barclays Index. We modulated the Fund’s mortgage-backed securities positioning while remaining underweight relative to the Bloomberg Barclays Index on a contribution to duration basis. For example, going into the winter of 2018-2019, we reduced the Fund’s underweight due to reduced supply in those months and because of mortgage spread widening. However, we subsequently increased the underweight position going into the stronger spring/summer seasonal months and with still-low interest rates that support a higher incentive to refinance. We increased the Fund’s overweight relative to the Bloomberg Barclays Index in quasi-government securities.

We maintained the Fund’s underweight to U.S. Treasury securities given the strong U.S. economy. However, we used the sell-off in global rates during the Reporting Period to scale back the underweight position. Within the U.S. Treasury yield curve, we retained our bias to be underweight short-term U.S. rates and remained overweight longer-term U.S. Treasuries, as we expect this segment of the yield curve to remain underpinned by demand from the pension fund community.

Additionally, as mentioned earlier, we shifted the Fund’s duration positioning during the Reporting Period as market conditions changed. As a residual of our investment strategies, the Fund’s position in cash was reduced.

Q	How was the Fund positioned relative to its benchmark index at the end of March 2019?

A

At the end of March 2019, the Fund had overweighted allocations relative to the Bloomberg Barclays Index on a market-value weighted basis in quasi-government securities, such as agency debentures, and, amid confidence the consumer remains in a strong place, in asset-backed securities, especially Federal Family Education Loan Program asset-backed securities, which usually benefit from strong government support and limited supply pressures. The Fund was overweight residential mortgage-backed securities overall on a market-value weighted basis, mostly through adjustable-rate mortgages and collateralized mortgage obligations, but was underweight agency pass-through mortgage-backed securities, as we expect these securities to underperform high quality assets as the Fed balance sheet runoff continues in 2019 and as supply increases in the spring and summer home-buying season. We continued to favor higher coupon agency mortgage-backed securities over lower-coupon securities given our expectations for increased

11

FUND RESULTS

mortgage-backed securities supply, the Fed’s tapering program, limited bank demand and our preference for the collateral and carry characteristics of higher-coupon mortgage-backed securities. (Carry of an asset is the return obtained from holding it, if positive, or the cost of holding it, if negative.)

The Fund was underweight relative to the Bloomberg Barclays Index in U.S. Treasury securities. The Fund had a modestly shorter duration than that of the Bloomberg Barclays Index at the end of the Reporting Period.

12

FUND BASICS

Government Income Fund

as of March 31, 2019

PERFORMANCE REVIEW

April 1, 2018–March 31, 2019	Fund Total Return (based on NAV)[1]	Bloomberg Barclays Index[2]	30-Day Standardized Subsidized Yield[3]	30-Day Standardized Unsubsidized Yield[3]

Class A	3.46%	4.30%	1.85%	1.48%
Class C	2.69	4.30	1.19	0.81
Institutional	3.74	4.30	2.27	1.88
Service	3.30	4.30	1.77	1.38
Investor	3.72	4.30	2.18	1.80
Class R	3.13	4.30	1.68	1.29
Class R6	3.75	4.30	2.28	1.90

April 20, 2018–March 31, 2019

Class P	4.55%	5.17%	2.27%	1.88%

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Bloomberg Barclays Index, an unmanaged index, measures the performance of U.S. government bonds and mortgage-related securities. The Bloomberg Barclays Index does not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[3]	The method of calculation of the 30-Day Standardized Subsidized Yield is mandated by the Securities and Exchange Commission and is determined by dividing the net investment income per share earned during the last 30 days of the period by the maximum public offering price (“POP”) per share on the last day of the period. This number is then annualized. The 30-Day Standardized Subsidized Yield reflects fee waivers and/or expense reimbursements recorded by the Fund during the period. Without waivers and/or reimbursements, yields would be reduced. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not adjust for any fee waivers and/or expense reimbursements in effect. If the Fund does not incur any fee waivers and/or expense reimbursements during the period, the 30-Day Standardized Subsidized Yield and 30-Day Standardized Unsubsidized Yield will be identical.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

13

FUND BASICS

STANDARDIZED TOTAL RETURNS[4]

For the period ended 3/31/19	One Year	Five Years	Ten Years	Since Inception	Inception Date

Class A	-0.42%	0.82%	1.98%	4.40%	2/10/93
Class C	1.68	0.84	1.61	3.31	8/15/97
Institutional	3.74	1.94	2.71	4.45	8/15/97
Service	3.30	1.43	2.20	3.93	8/15/97
Investor	3.72	1.85	2.62	2.93	11/30/07
Class P	N/A	N/A	N/A	4.55	4/20/18
Class R	3.13	1.34	2.11	2.43	11/30/07
Class R6	3.75	N/A	N/A	1.65	7/31/15

[4]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 3.75% for Class A Shares, and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Prior to July 29, 2009, the maximum initial sales charge applicable to Class A Shares was 4.5%, which is not reflected in the figures shown. Effective July 30, 2018, Class C Shares convert automatically to Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is ten years after the purchase date. The Since Inception returns for Class C Shares do not reflect the conversion to Class A Shares after the first ten years of performance. Because Institutional Shares, Service Shares, Investor Shares, Class P Shares, Class R Shares and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS[5]

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	0.91%	1.06%
Class C	1.66	1.81
Institutional	0.57	0.72
Service	1.07	1.22
Investor	0.66	0.81
Class P	0.56	0.71
Class R	1.16	1.31
Class R6	0.56	0.71

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least July 29, 2019, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

14

FUND BASICS

FUND COMPOSITION[6]

Percentage of Net Assets

[6]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term investments represent commercial paper. Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

[7]	“Federal Agencies” are mortgage-backed securities guaranteed by the Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corp. (“FHLMC”). GNMA instruments are backed by the full faith and credit of the U.S. Government.

[8]	“Agency Debentures” include agency securities offered by companies such as Federal Farm Credit Bank (“FFCB”), FNMA and FHLMC, which operate under a government charter. While they are required to report to a government regulator, their assets are not explicitly guaranteed by the government and they otherwise operate like any other publicly traded company.

15

GOLDMAN SACHS GOVERNMENT INCOME FUND

Performance Summary

March 31, 2019

The following graph shows the value, as of March 31, 2019, of a $1,000,000 investment made on April 1, 2009 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Bloomberg Barclays U.S. Government/Mortgage Index is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations may cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class C, Service, Investor, Class P, Class R and Class R6 Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

Government Income Fund’s 10 Year Performance

Performance of a $1,000,000 Investment, with distributions reinvested, from April 1, 2009 through March 31, 2019.

Average Annual Total Return through March 31, 2019	One Year	Five Years	Ten Years	Since Inception
Class A (Commenced February 10, 1993)
Excluding sales charges	3.46%	1.59%	2.37%	4.55%
Including sales charges	-0.42%	0.82%	1.98%	4.40%

Class C (Commenced August 15, 1997)
Excluding contingent deferred sales charges	2.69%	0.84%	1.61%	3.31%
Including contingent deferred sales charges	1.68%	0.84%	1.61%	3.31%

Institutional (Commenced August 15, 1997)	3.74%	1.94%	2.71%	4.45%

Service (Commenced August 15, 1997)	3.30%	1.43%	2.20%	3.93%

Investor (Commenced November 30, 2007)	3.72%	1.85%	2.62%	2.93%

Class P (Commenced April 20, 2018)	N/A	N/A	N/A	4.55%*

Class R (Commenced November 30, 2007)	3.13%	1.34%	2.11%	2.43%

Class R6 (Commenced July 31, 2015)	3.75%	N/A	N/A	1.65%

*	Total return for periods of less than one year represents cumulative total return.

16

FUND RESULTS

Goldman Sachs High Quality Floating Rate Fund

Investment Objective

The Fund seeks to provide a high level of current income, consistent with low volatility of principal.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs U.S. Fixed Income Investment Management Team discusses the Goldman Sachs High Quality Floating Rate Fund’s (the “Fund”) performance and positioning for the 12-month period ended March 31, 2019 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Institutional, Service, Investor and Class R6 Shares generated average annual total returns, without sales charges, of 1.84%, 2.23%, 1.73%, 2.14% and 2.23%, respectively. These returns compare to the 2.12% average annual total return of the Fund’s benchmark, the ICE BofAML Three-Month U.S. Treasury Bill Index (“BofAML Three-Month U.S. Treasury Bill Index”).

For the period since their inception on April 20, 2018 through March 31, 2019, the Fund’s Class P Shares generated a cumulative total return of 1.99%. This compares to the 2.88% cumulative total return of the BofAML Three-Month U.S. Treasury Bill Index during the same time period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Both top-down and bottom-up strategies had an impact on the Fund’s performance during the Reporting Period. Within our top-down strategies, our cross-sector strategy contributed most positively to the Fund’s results during the Reporting Period. Our cross-sector strategy is one in which we invest Fund assets across a variety of fixed income sectors, including some that may not be included in the Fund’s benchmark. Our duration and yield curve positioning strategy detracted from Fund performance. Duration is a measure of the Fund’s sensitivity to changes in interest rates. Yield curve is a spectrum of interest rates within a particular sector based on maturities of varying lengths. Bottom-up individual issue selection overall contributed positively.

The Fund’s duration and government/swaps selection strategies are primarily implemented via interest rate swaps and/or futures. Derivatives are used in combination with cash securities to implement our views in the Fund.

Q	Which fixed income market sectors most significantly affected Fund performance?

A	Cross-sector positioning was the primary positive contributor to the Fund’s results during the Reporting Period, driven mostly by exposures to government swaps. An overweight to asset-backed securities also contributed positively to the Fund’s relative results.

Overall, individual security selection added value to the Fund’s relative results, especially within the securitized sector. Individual issue selection of specific collateralized loan obligations (“CLOs”) and mortgage-backed securities helped most. These positive contributors were only partially offset by security selection amongst asset-backed securities, which detracted.

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A	Tactical management of the Fund’s duration and yield curve positioning detracted from Fund performance during the Reporting Period. This was primarily due to the Fund’s underweight to the three-month segment of the U.S. Treasury yield curve. This detractor was partially offset by an overweight held for the majority of the Reporting Period to the six-month segment of the U.S. Treasury yield curve, which contributed positively.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A

The Fund used Treasury futures and swaps during the Reporting Period for the purpose of managing the duration and term structure of the Fund. (Term structure, most often depicted as a yield curve, refers to the term structure of interest rates, which is the relationship between the yield to maturity and the time to maturity for pure discount bonds.)

17

FUND RESULTS

The use of derivatives had a positive impact, on a net basis, on the Fund’s performance during the Reporting Period.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	During the Reporting Period, we increased the Fund’s exposure to U.S. Treasuries, quasi-government securities and asset-backed securities and decreased its exposure to residential mortgage-backed securities. We also reduced the Fund’s position in cash during the Reporting Period. Additionally, while we maintained the Fund’s shorter duration stance versus that of the BofAML Three-Month U.S. Treasury Bill Index, we did make adjustments in duration positioning as market conditions shifted.

Q	How was the Fund positioned relative to its benchmark index at the end of March 2019?

A	While the Fund’s benchmark is comprised of a U.S. Treasury index, it held a significant portion of its assets in non-Treasury sectors not represented in the benchmark index at the end of the Reporting Period. Indeed, the Fund maintained exposures to high quality spread, or non-Treasury, sectors throughout the Reporting Period, most notably asset-backed securities and agency mortgage-backed securities. The Fund maintained an underweighted exposure to government bonds at the end of the Reporting Period. Further, the Fund maintained a shorter duration position than that of the BofAML Three-Month U.S. Treasury Bill Index at the end of the Reporting Period. That said, our outlook for the Federal Reserve’s (“Fed”) monetary policy stance had shifted slightly, and thus we intended to adjust duration guided by the context of market pricing in relation to our expectations.

Overall, the Fund continued to be flexibly guided by shifting market conditions, and thus we used our actively managed approach to position the Fund to seek to take advantage of such anticipated conditions. At the end of the Reporting Period, we viewed floating rate securities as offering value. As always, we intend to continue to closely monitor economic data, Fed policy, inflation expectations, yield differentials across assets and any shifts in the yield curve, as we strive to navigate the market environment.

18

FUND BASICS

High Quality Floating Rate Fund

as of March 31, 2019

PERFORMANCE REVIEW

April 1, 2018–March 31, 2019	Fund Total Return (based on NAV)[1]	ICE BofAML Three-Month U.S. Treasury Bill Index[2]	30-Day Standardized Subsidized Yield[3]	30-Day Standardized Unsubsidized Yield[3]

Class A	1.84%	2.12%	2.48%	2.25%
Institutional	2.23	2.12	2.71	2.49
Service	1.73	2.12	2.21	1.99
Investor	2.14	2.12	2.62	2.40
Class R6	2.23	2.12	2.73	2.50

April 20, 2018–March 31, 2019

Class P	1.99%	2.88%	2.73%	2.50%

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The ICE BofAML Three-Month U.S. Treasury Bill Index, an unmanaged index, measures total return on cash, including price and interest income, based on short-term government Treasury Bills of about 90-day maturity, as reported by Bank of America Merrill Lynch, and does not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

[3]	The method of calculation of the 30-Day Standardized Subsidized Yield is mandated by the Securities and Exchange Commission and is determined by dividing the net investment income per share earned during the last 30 days of the period by the maximum public offering price (“POP”) per share on the last day of the period. This number is then annualized. The 30-Day Standardized Subsidized Yield reflects fee waivers and/or expense reimbursements recorded by the Fund during the period. Without waivers and/or reimbursements, yields would be reduced. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not adjust for any fee waivers and/or expense reimbursements in effect. If the Fund does not incur any fee waivers and/or expense reimbursements during the period, the 30-Day Standardized Subsidized Yield and 30-Day Standardized Unsubsidized Yield will be identical.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

19

FUND BASICS

STANDARDIZED TOTAL RETURNS[4]

For the period ended 3/31/19	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	1.84%	0.75%	0.69%	2.54%	5/15/95
Institutional	2.23	1.04	1.01	3.15	7/17/91
Service	1.73	0.57	0.54	2.09	3/27/97
Investor	2.14	0.94	0.91	0.81	11/30/07
Class P	N/A	N/A	N/A	1.99	4/20/18
Class R6	2.23	N/A	N/A	1.52	7/31/15

[4]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. Prior to July 30, 2018, the maximum initial sales charge applicable to Class A Shares of the Fund was 1.5%, which is not reflected in the figures shown. Because Class A Shares, Institutional Shares, Service Shares, Investor Shares, Class P Shares and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS[5]

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	0.60%	0.65%
Institutional	0.36	0.41
Service	0.86	0.91
Investor	0.45	0.50
Class P	0.35	0.40
Class R6	0.35	0.40

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least July 29, 2019, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

20

FUND BASICS

FUND COMPOSITION[6]

Percentage of Net Assets

[6]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term investments represents commercial paper and repurchase agreements. Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph does not depict the investment in the securities lending reinvestment vehicle. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

[7]	“Federal Agencies” are mortgage-backed securities guaranteed by the Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corp. (“FHLMC”). GNMA instruments are backed by the full faith and credit of the U.S. Government.

[8]	“Agency Debentures” include agency securities offered by companies such as FNMA and FHLMC, which operate under a government charter. While they are required to report to a government regulator, their assets are not explicitly guaranteed by the government and they otherwise operate like any other publicly traded company.

21

GOLDMAN SACHS HIGH QUALITY FLOATING RATE FUND

Performance Summary

March 31, 2019

The following graph shows the value, as of March 31, 2019, of a $1,000,000 investment made on April 1, 2009 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s current benchmark, the ICE Bank of America Merrill Lynch Three-Month U.S. Treasury Bill Index, is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations may cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Service, Investor, Class P and Class R6 Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

High Quality Floating Rate Fund’s 10 Year Performance

Performance of a $1,000,000 Investment, with distributions reinvested, from April 1, 2009 through March 31, 2019.

Average Annual Total Return through March 31, 2019	One Year	Five Years	Ten Years	Since Inception
Class A (Commenced May 15, 1995)	1.84%	0.75%	0.69%	2.54%

Institutional (Commenced July 17, 1991)	2.23%	1.04%	1.01%	3.15%

Service (Commenced March 27, 1997)	1.73%	0.57%	0.54%	2.09%

Investor (Commenced November 30, 2007)	2.14%	0.94%	0.91%	0.81%

Class P (Commenced April 20, 2018)	N/A	N/A	N/A	1.99%*

Class R6 (Commenced July 31, 2015)	2.23%	N/A	N/A	1.52%

*	Total return for periods of less than one year represents cumulative total return.

22

FUND RESULTS

Goldman Sachs Inflation Protected Securities Fund

Investment Objective

The Fund seeks real return consistent with preservation of capital.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs U.S. Fixed Income Investment Management Team discusses the Goldman Sachs Inflation Protected Securities Fund’s (the “Fund”) performance and positioning for the 12-month period ended March 31, 2019 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional, Investor, Class R and Class R6 Shares generated average annual total returns, without sales charges, of 2.21%, 1.38%, 2.55%, 2.48%, 1.87% and 2.47%, respectively. These returns compare to the 2.70% average annual total return of the Fund’s benchmark, the Bloomberg Barclays U.S. Treasury Inflation-Protected Securities (TIPS) Index (“Bloomberg Barclays U.S. TIPS Index”), during the same time period.

For the period since their inception on April 20, 2018 through March 31, 2019, the Fund’s Class P Shares generated a cumulative total return of 2.77%. This compares to the 3.09% cumulative total return of the Bloomberg Barclays U.S. TIPS Index during the same time period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund’s cross-sector strategy dampened its results during the Reporting Period. The cross-sector strategy is one in which we invest Fund assets across a variety of fixed income sectors, including some that may not be included in the Fund’s benchmark, including interest rate swaps and/or futures.

The Fund’s duration strategy contributed positively to its results during the Reporting Period. The duration strategy for the Fund is primarily implemented via interest rate swaps and/or futures. Furthermore, derivatives are used in combination with cash securities to implement our views in the Fund. Duration is a measure of the Fund’s sensitivity to changes in interest rates. Yield curve positioning, which indicates a spectrum of interest rates within a particular sector based on maturities of varying lengths, detracted from Fund performance during the Reporting Period.

Overall, bottom-up individual issue selection of various maturity U.S. Treasury inflation protected securities (“TIPS”) and inflation swaps was a key positive contributor to the Fund’s performance during the Reporting Period.

Q	Which fixed income market sectors most significantly affected Fund performance?

A	Individual issue selection of various maturity TIPS contributed positively to Fund performance during the Reporting Period. Particularly beneficial to relative results was selection of TIPS with a maturity of less than seven years. Selection of specific-issue TIPS and inflation swaps also aided Fund results during the Reporting Period. These gains were partially offset by selection of TIPS with a maturity of greater than seven years, which detracted.

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A	The Fund’s duration strategy contributed positively to its relative results during the Reporting Period. The Fund’s shorter duration than that of the Bloomberg Barclays U.S. TIPS Index helped, as U.S. interest rates increased in the short-term end of the yield curve, given the Federal Reserve’s (the “Fed”) three interest rate hikes during the Reporting Period.

Yield curve positioning detracted from the Fund’s results during the Reporting Period, primarily implemented via interest rate swaps and swap options.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A

The Fund used Treasury futures and Eurodollar futures to hedge interest rate exposure and to facilitate specific duration and yield curve strategies. We used interest rate and bond exchange traded futures contracts to help implement duration

23

FUND RESULTS

positioning within the Fund. Interest rate swaps and options were similarly used to manage interest rate exposure and express an outright term structure view. (Term structure, most often depicted as a yield curve, refers to the term structure of interest rates, which is the relationship between the yield to maturity and the time to maturity for pure discount bonds.) Inflation-linked swaps were used to help grant us greater precision and versatility in the management of active strategies.

Overall, the use of derivatives detracted from the Fund’s performance during the Reporting Period. However, more specifically, the use of derivatives to manage interest rate risk contributed positively to performance, while the use of derivatives to express views on the yield curve detracted from performance. The use of inflation-linked swaps — from a bottom-up security selection perspective — contributed positively to performance during the Reporting Period.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	We tactically managed our views on inflation in the Fund via varying allocations to TIPS throughout the Reporting Period. More specifically, we increased the Fund’s position in TIPS with a maturity of less than seven years and also increased the Fund’s position in TIPS with a maturity of greater than seven years, reducing the Fund’s position in cash. That said, we had reduced the Fund’s allocations to TIPS across the maturity spectrum in August 2018 given negative late-summer seasonal factors and breakeven inflation rates appearing, in our opinion, full. We then increased TIPS allocations again by the middle of the Reporting Period. (Breakeven inflation is the difference between the nominal yield on a fixed rate investment and the real yield on an inflation-linked investment of similar maturity and credit quality.)

Overall, the Fund’s duration positioning shifted modestly during the Reporting Period as market conditions changed, but its duration positioning did not change materially. Throughout the Reporting Period, we retained our bias to underweight U.S. interest rates given continued strength in U.S. economic data and what we believe is market under-pricing of the likely path of Fed interest rate hikes through 2020.

Q	How was the Fund positioned relative to its benchmark index at the end of March 2019?

A	At the end of March 2019, the Fund had most of its total net assets invested in TIPS, with the remainder in cash. Within the Fund’s TIPS allocation, we maintained an underweight to the short, i.e. seven years and less, end of the TIPS rate curve and an overweight to TIPS with a maturity of greater than seven years, as measured on a market value basis. The Fund had a modestly shorter duration than that of the Bloomberg Barclays U.S. TIPS Index at the end of the Reporting Period. We expect the Fed’s policy rates to remain unchanged for the remainder of 2019 — in line with the median Fed policymaker projection, and we see scope for one interest rate hike in 2020 providing inflationary pressures emerge. That said, we believe risks are skewed toward no further interest rate hikes in this cycle. In Europe, we think the European Central Bank may begin to lift its policy rate out of negative territory from the second quarter of 2020, though we acknowledge that Europe’s central bank may skip this tightening cycle entirely. The ultra-accommodative monetary policy stance in Japan will likely remain intact, in our view, while we think the Bank of England may raise its rates once Brexit, or the U.K. path out of the European Union, uncertainty is resolved.

Going forward, we intend to continue to closely monitor macro developments both domestically and abroad for the potential impact on inflation expectations as we position the Fund’s portfolio.

24

FUND BASICS

Inflation Protected Securities Fund

as of March 31, 2019

PERFORMANCE REVIEW

April 1, 2018–March 31, 2019	Fund Total Return (based on NAV)[1]	Bloomberg Barclays Barclays U.S. TIPS Index[2]	30-Day Standardized Subsidized Yield[3]	30-Day Standardized Unsubsidized Yield[3]

Class A	2.21%	2.70%	1.90%	1.71%
Class C	1.38	2.70	1.23	1.04
Institutional	2.55	2.70	2.31	2.11
Investor	2.48	2.70	2.21	2.02
Class R	1.87	2.70	1.73	1.53
Class R6	2.47	2.70	2.32	2.12

April 20, 2018–March 31, 2019

Class P	2.77%	3.09%	2.32%	2.12%

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Bloomberg Barclays U.S. TIPS Index represents securities that protect against adverse inflation and provide a minimum level of real return. To be included in this index, bonds must have cash flows linked to an inflation index, be sovereign issues denominated in U.S. currency, and have more than one year to maturity, and, as a portion of the index, total a minimum amount outstanding of 100 million U.S. dollars. The Bloomberg Barclays U.S. TIPS Index does not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[3]	The method of calculation of the 30-Day Standardized Subsidized Yield is mandated by the Securities and Exchange Commission and is determined by dividing the net investment income per share earned during the last 30 days of the period by the maximum public offering price (“POP”) per share on the last day of the period. This number is then annualized. The 30-Day Standardized Subsidized Yield reflects fee waivers and/or expense reimbursements recorded by the Fund during the period. Without waivers and/or reimbursements, yields would be reduced. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not adjust for any fee waivers and/ or expense reimbursements in effect. If the Fund does not incur any fee waivers and/or expense reimbursements during the period, the 30-Day Standardized Subsidized Yield and 30-Day Standardized Unsubsidized Yield will be identical. The Fund invests in US TIPS bonds and similar inflation protected securities, and the 30-Day Standardized Yield of the Fund, as quoted above, includes the positive or negative income effect on those bonds of changes in the rate of inflation. When inflation factors increase, we expect the Fund’s 30-Day Standardized Yield to be higher than if the effects of inflation were excluded, and when the inflation factors decrease, we expect the Fund’s 30-Day Standardized Yield to be lower than if the effects of inflation were excluded. Relatively small changes in the rate of inflation can have significant positive or negative impacts on the 30-Day Standardized Yield of the Fund. To the extent the Yield shown above includes the positive effect of a rise in inflation, it may not be repeated.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

25

FUND BASICS

STANDARDIZED TOTAL RETURNS[4]

For the period ended 3/31/19	One Year	Five Years	Ten Years	Since Inception	Inception Date

Class A	-1.61%	0.63%	2.61%	3.02%	8/31/07
Class C	0.37	0.64	2.24	2.62	8/31/07
Institutional	2.55	1.74	3.36	3.74	8/31/07
Investor	2.48	1.64	3.24	3.16	11/30/07
Class P	N/A	N/A	N/A	2.77	4/20/18
Class R	1.87	1.12	2.74	2.66	11/30/07
Class R6	2.47	N/A	N/A	1.96	7/31/15

[4]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 3.75% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Prior to July 29, 2009, the maximum initial sales charge applicable to Class A Shares of the Fund was 4.50%, which is not reflected in the figures shown. Effective July 30, 2018, Class C Shares convert automatically to Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is ten years after the purchase date. The Since Inception returns for Class C Shares do not reflect the conversion to Class A Shares after the first ten years of performance. Because Institutional Shares, Investor Shares, Class P Shares, Class R Shares and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS[5]

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	0.68%	0.75%
Class C	1.43	1.50
Institutional	0.34	0.41
Investor	0.43	0.50
Class P	0.33	0.40
Class R	0.93	1.00
Class R6	0.33	0.40

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least July 29, 2019, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

26

FUND BASICS

FUND COMPOSITION[6]

Percentage of Net Assets

[6]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

[7]	“U.S. Treasury Obligations” percentages are grouped by effective maturity. The weighted average maturity was 8.22 and 7.74 years, respectively, at March 31, 2019 and March 31, 2018.

27

GOLDMAN SACHS INFLATION PROTECTED SECURITIES FUND

Performance Summary

March 31, 2019

The following graph shows the value, as of March 31, 2019, of a $1,000,000 investment made on April 1, 2009 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Bloomberg Barclays U.S. Treasury Inflation-Protected Securities (TIPS) Index, is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations may cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class C, Investor, Class P, Class R and Class R6 Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

Inflation Protected Securities Fund’s 10 Year Performance

Performance of a $1,000,000 Investment, with distributions reinvested, from April 1, 2009 through March 31, 2019.

Average Annual Total Return through March 31, 2019	One Year	Five Years	Ten Years	Since Inception
Class A (Commenced August 31, 2007)
Excluding sales charges	2.21%	1.40%	3.00%	3.36%
Including sales charges	-1.61%	0.63%	2.61%	3.02%

Class C (Commenced August 31, 2007)
Excluding contingent deferred sales charges	1.38%	0.64%	2.24%	2.62%
Including contingent deferred sales charges	0.37%	0.64%	2.24%	2.62%

Institutional (Commenced August 31, 2007)	2.55%	1.74%	3.36%	3.74%

Investor (Commenced November 30, 2007)	2.48%	1.64%	3.24%	3.16%

Class P (Commenced April 20, 2018)	N/A	N/A	N/A	2.77%*

Class R (Commenced November 30, 2007)	1.87%	1.12%	2.74%	2.66%

Class R6 (Commenced July 31, 2015)	2.47%	N/A	N/A	1.96%

*	Total return for periods of less than one year represents cumulative total return.

28

FUND RESULTS

Goldman Sachs Short Duration Government Fund

Investment Objective

The Fund seeks a high level of current income and secondarily, in seeking current income, may also consider the potential for capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs U.S. Fixed Income Investment Management Team discusses the Goldman Sachs Short Duration Government Fund’s (the “Fund”) performance and positioning for the 12-month period ended March 31, 2019 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional, Service, Investor and Class R6 Shares generated average annual total returns, without sales charges, of 1.97%, 1.46%, 2.32%, 1.70%, 2.23% and 2.33%, respectively. These returns compare to the 2.61% average annual total return of the Fund’s benchmark, the ICE BofAML Two-Year U.S. Treasury Note Index (“BofAML Two-Year U.S. Treasury Note Index”), during the same time period.

For the period since their inception on April 20, 2018 through March 31, 2019, the Fund’s Class P Shares generated a cumulative total return of 2.39%. This compares to the 2.82% cumulative total return of the BofAML Two-Year U.S. Treasury Note Index during the same time period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Both bottom-up and top-down strategies had an impact on the Fund’s performance during the Reporting Period. Within our top-down strategies, our duration and yield curve positioning strategy detracted from relative performance. Duration is a measure of the Fund’s sensitivity to changes in interest rates. Yield curve is a spectrum of interest rates within a particular sector based on maturities of varying lengths. Our cross-sector strategy contributed positively to relative performance. Our cross-sector strategy is one in which we invest Fund assets across a variety of fixed income sectors, including some that may not be included in the Fund’s benchmark.

Bottom-up individual issue selection overall contributed positively to the Fund’s performance during the Reporting Period.

The Fund’s duration and government/swaps selection strategies are primarily implemented via interest rates swaps and/or futures. Derivatives are used in combination with cash securities to implement our views in the Fund.

Q	Which fixed income market sectors most significantly affected Fund performance?

A	Sector positioning overall contributed positively to the Fund’s results during the Reporting Period. Via the Fund’s cross-sector strategy, exposure to government/swaps boosted relative results most.

Individual issue selection overall also contributed positively. Specifically, selection within the government/swaps sector proved most beneficial, primarily due to selections of government debt. Individual issue selection within the securitized sector also added value, especially selection of mortgage-backed securities.

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A	Tactical management of the Fund’s duration and yield curve positioning detracted from its results during the Reporting Period. This was primarily due to the Fund’s positioning around the two-year segment of the U.S. Treasury yield curve. This was partially offset by the Fund’s positioning around the three-year segment of the U.S. Treasury yield curve and around the one-year segment of the U.S. Treasury yield curve, which contributed positively.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund used Treasury futures as well as interest rate swaps during the Reporting Period for the purpose of managing the duration and term structure of the Fund. (Term structure,

29

FUND RESULTS

most often depicted as a yield curve, refers to the term structure of interest rates, which is the relationship between the yield to maturity and the time to maturity for pure discount bonds.) The Fund used forward sales contracts and futures contracts to help manage duration. Overall, the use of derivatives had a negative impact, on a net basis, on the Fund’s performance during the Reporting Period, especially the use of futures.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	During the Reporting Period, we increased the Fund’s weighting in U.S. Treasuries and decreased its exposure to mortgage-pass through securities and agency collateralized mortgage obligations.

Q	How was the Fund positioned relative to its benchmark index at the end of March 2019?

A	While the Fund’s benchmark is comprised of a U.S. Treasury index, it continued to hold a portion of its assets in non-Treasury sectors not represented in the benchmark index. Indeed, the Fund maintained exposures to high quality spread, or non-Treasury, sectors throughout the Reporting Period, most notably mortgage pass-through securities, agency mortgage-backed securities, government guaranteed agency securities and non-government guaranteed agency securities. The Fund maintained an underweighted exposure to government bonds at the end of the Reporting Period. Further, the Fund maintained a rather neutral duration position than that of the BofAML Two-Year U.S. Treasury Note Index at the end of the Reporting Period.

Overall, the Fund continued to be flexibly guided by shifting market conditions, and thus we used our actively managed approach to position the Fund to seek to take advantage of such anticipated conditions. At the end of the Reporting Period, our outlook for the Federal Reserve’s (the “Fed”) monetary policy stance had changed slightly, and thus we intended to adjust duration guided by the context of market pricing in relation to our expectations. As always, we intend to continue to closely monitor economic data, Fed policy, inflation expectations, yield differentials across assets and any shifts in the yield curve, as we strive to navigate the market environment.

30

FUND BASICS

Short Duration Government Fund

as of March 31, 2019

PERFORMANCE REVIEW

April 1, 2018–March 31, 2019	Fund Total Return (based on NAV)[1]	ICE BofAML Two-Year U.S. Treasury Note Index[2]	30-Day Standardized Subsidized Yield[3]	30-Day Standardized Unsubsidized Yield[3]

Class A	1.97%	2.61%	1.81%	1.66%
Class C	1.46	2.61	1.44	0.95
Institutional	2.32	2.61	2.18	2.02
Service	1.70	2.61	1.68	1.53
Investor	2.23	2.61	2.09	1.93
Class R6	2.33	2.61	2.18	2.03

April 20, 2018–March 31, 2019

Class P	2.39%	2.82%	2.19%	2.03%

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The BofAML Two-Year U.S. Treasury Note Index is a one-security index comprised of the most recently issued two-year U.S. Treasury note. The BofAML Two-Year U.S. Treasury Note Index is rebalanced monthly. In order to qualify for inclusion, a two-year note must be auctioned on or before the third business day before the last business day of the month. The BofAML Two-Year U.S. Treasury Note Index, an unmanaged index, does not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

[3]	The method of calculation of the 30-Day Standardized Subsidized Yield is mandated by the Securities and Exchange Commission and is determined by dividing the net investment income per share earned during the last 30 days of the period by the maximum public offering price (“POP”) per share on the last day of the period. This number is then annualized. The 30-Day Standardized Subsidized Yield reflects fee waivers and/or expense reimbursements recorded by the Fund during the period. Without waivers and/or reimbursements, yields would be reduced. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not adjust for any fee waivers and/or expense reimbursements in effect. If the Fund does not incur any fee waivers and/or expense reimbursements during the period, the 30-Day Standardized Subsidized Yield and 30-Day Standardized Unsubsidized Yield will be identical.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

31

FUND BASICS

STANDARDIZED TOTAL RETURNS[4]

For the period ended 3/31/19	One Year	Five Years	Ten Years	Since Inception	Inception Date

Class A	0.43%	0.30%	0.74%	3.04%	5/1/97
Class C	0.80	0.18	0.45	2.40	8/15/97
Institutional	2.32	0.93	1.24	4.50	8/15/88
Service	1.70	0.41	0.73	3.12	4/10/96
Investor	2.23	0.85	1.16	1.88	11/30/07
Class P	N/A	N/A	N/A	2.39	4/20/18
Class R6	2.33	N/A	N/A	1.00	7/31/15

[4]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 1.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (0.65% if redeemed within 12 months of purchase). Prior to July 29, 2009, the maximum initial sales charge applicable to Class A Shares of the Fund was 2.0%, which is not reflected in the figures shown. Effective July 30, 2018, Class C Shares convert automatically to Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is ten years after the purchase date. The Since Inception returns for Class C Shares do not reflect the conversion to Class A Shares after the first ten years of performance. Because Institutional Shares, Service Shares, Investor Shares, Class P Shares, and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS[5]

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	0.82%	0.89%
Class C	1.22	1.64
Institutional	0.48	0.55
Service	0.98	1.05
Investor	0.57	0.64
Class P	0.47	0.54
Class R6	0.47	0.54

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least July 29, 2019, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

32

FUND BASICS

FUND COMPOSITION[6]

Percentage of Net Assets

[6]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term investments represent commercial paper. Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

[7]	“Federal Agencies” are mortgage-backed securities guaranteed by the Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corp. (“FHLMC”). GNMA instruments are backed by the full faith and credit of the U.S. Government.

[8]	“Agency Debentures” include agency securities offered by companies such as FNMA and FHLMC, which operate under a government charter. While they are required to report to a government regulator, their assets are not explicitly guaranteed by the government and they otherwise operate like any other publicly traded company.

33

GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND

Performance Summary

March 31, 2019

The following graph shows the value, as of March 31, 2019, of a $1,000,000 investment made on April 1, 2009 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the ICE Bank of America Merrill Lynch Two-Year U.S. Treasury Note Index is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations may cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class C, Service, Investor, Class P and Class R6 Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

Short Duration Government Fund’s 10 Year Performance

Performance of a $1,000,000 Investment, with distributions reinvested, from April 1, 2009 through March 31, 2019.

Average Annual Total Return through March 31, 2019	One Year	Five Years	Ten Years	Since Inception
Class A (Commenced May 1, 1997)
Excluding sales charges	1.97%	0.59%	0.89%	3.11%
Including sales charges	0.43%	0.30%	0.74%	3.04%

Class C (Commenced August 15, 1997)
Excluding contingent deferred sales charges	1.46%	0.18%	0.45%	2.40%
Including contingent deferred sales charges	0.80%	0.18%	0.45%	2.40%

Institutional (Commenced August 15, 1988)	2.32%	0.93%	1.24%	4.50%

Service (Commenced April 10, 1996)	1.70%	0.41%	0.73%	3.12%

Investor (Commenced November 30, 2007)	2.23%	0.85%	1.16%	1.88%

Class P (Commenced April 20, 2018)	N/A	N/A	N/A	2.39%*

Class R6 (Commenced July 31, 2015)	2.33%	N/A	N/A	1.00%

*	Total return for periods of less than one year represents cumulative total return.

34

FUND RESULTS

Goldman Sachs Short Duration Income Fund

Investment Objective

The Fund seeks total return consisting of income and capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs U.S. Fixed Income Investment Management Team discusses the Goldman Sachs Short Duration Income Fund’s (the “Fund”) performance and positioning for the 12-month period ended March 31, 2019 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional, Investor, Class R and Class R6 Shares generated average annual total returns, without sales charges, of 3.01%, 2.61%, 3.36%, 3.27%, 2.76% and 3.36%, respectively. These returns compare to the 3.79% average annual total return of the Goldman Sachs Short Duration Income Fund Composite Index (the “Short Duration Income Composite”) during the same period. The Short Duration Income Composite is comprised 50% of the Bloomberg Barclays U.S. 1-5 Year Corporate Bond Index and 50% of the Bloomberg Barclays U.S. 1-5 Year Government Bond Index, which generated average annual total returns of 4.42% and 3.17%, respectively, over the same time period.

For the period since their inception on April 20, 2018 through March 31, 2019, the Fund’s Class P Shares generated a cumulative total return of 3.51%. This compares to the 4.09% cumulative total return of the Short Duration Income Composite during the same time period. The Bloomberg Barclays U.S. 1-5 Year Corporate Bond Index and the Bloomberg Barclays U.S. 1-5 Year Government Bond Index generated cumulative total returns of 4.58% and 3.59%, respectively, during the same time period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Both top-down and bottom-up strategies had an impact on the Fund’s performance during the Reporting Period. Within our top-down strategies, our currency strategy detracted most from the Fund’s performance. The Fund’s positions in various currencies underperformed the Short Duration Income Composite, which has no exposure to currency, and thus such exposure within the Fund hurt relative results. More specifically, positions in Latin American emerging market currencies detracted most from performance, especially positions in the Argentine peso. The Fund’s position in the South African rand also hurt performance during the Reporting Period.

Conversely, our cross-sector strategy contributed positively to the Fund’s results during the Reporting Period. Our cross-sector strategy is one in which we invest Fund assets across a variety of fixed income sectors, including some that may not be included in the Fund’s benchmark. Our country strategy also added value to the Fund’s results during the Reporting Period, primarily due to target trades that were long euro rates and short other rates, including Swedish rates and U.K. rates. Our duration and yield curve positioning strategy also boosted Fund performance during the Reporting Period. Duration is a measure of the fund’s sensitivity to changes in interest rates. Yield curve is a spectrum of interest rates within a particular sector based on maturities of varying lengths.

Bottom-up individual issue selection overall was a positive contributor to the Fund’s relative results during the Reporting Period.

The currency, country, duration and government/swaps selection strategies are primarily implemented via interest rate swaps and/or futures. Derivatives are used in combination with cash securities to implement our views in the Fund.

Q	Which fixed income market sectors most significantly affected Fund performance?

A	Sector positioning contributed positively to the Fund’s results during the Reporting Period, with exposure to U.S. Treasury spread swaps adding the most value. Exposure to asset-backed securities and high yield corporate credit also contributed positively to Fund performance.

35

FUND RESULTS

Overall, security selection contributed positively to relative results as well. Boosting relative results most during the Reporting Period was selection within the corporate bond sector, especially among investment grade U.S. corporate bonds. Partially offsetting these positive contributors was security selection within the government/swaps sector, which detracted due to selection of government debt, and within the emerging markets debt sector, which detracted due to selection of Polish and Egyptian debt.

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A	Tactical management of the Fund’s duration and yield curve positioning contributed positively, albeit modestly, to its results during the Reporting Period, primarily due to target trades. These gains were partially offset by an underweight exposure to the five-year segment of the U.S. Treasury yield curve as well as by an underweight exposure to the one-year segment of the U.S. Treasury yield curve, which detracted. However, an underweight to the three-year segment of the U.S. Treasury yield curve benefited Fund performance during the Reporting Period.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund used Treasury futures, Eurodollar futures as well as interest rate swaps and options during the Reporting Period for the purpose of managing the duration and term structure of the Fund. (Term structure, most often depicted as a yield curve, refers to the term structure of interest rates, which is the relationship between the yield to maturity and the time to maturity for pure discount bonds.) The Fund employed credit default swaps to manage the credit profile of the Fund. Additionally, the Fund used currency forwards to hedge its exposure to foreign currency exposure and increase total return. Derivatives had a negative impact, on a net basis, on the Fund’s performance during the Reporting Period.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	During the Reporting Period, we increased the Fund’s exposure to U.S. Treasuries, quasi-government securities, commercial mortgage-backed securities and investment grade corporate bonds and decreased its exposure to asset-backed securities and residential mortgage-backed securities. We also reduced the Fund’s position in cash during the Reporting Period.

Q	How was the Fund positioned relative to its benchmark index at the end of March 2019?

A	While the Fund is benchmarked to an equally-balanced composite of the Bloomberg Barclays U.S. 1-5 Year Corporate Bond Index and the Bloomberg Barclays U.S. 1-5 Year Government Bond Index, it held a portion of its assets in non-Treasury sectors not represented in the Short Duration Income Composite. Indeed, in addition to investment grade corporate bonds, the Fund maintained exposure to several other high quality spread, or non-Treasury, sectors throughout the Reporting Period, most notably asset-backed securities, mortgage pass-through securities and agency collateralized mortgage obligations. The Fund also had exposure to high yield corporate bonds, quasi-government bonds, commercial mortgage-backed securities and emerging markets debt at the end of the Reporting Period. Further, the Fund maintained a modestly shorter U.S. duration position than that of the Short Duration Income Composite at the end of the Reporting Period.

Overall, the Fund continued to be flexibly guided by shifting market conditions, and thus we used our actively managed approach to position the Fund to seek to take advantage of such anticipated conditions. At the end of the Reporting Period, our outlook for the Federal Reserve’s (the “Fed”) monetary policy stance had changed slightly, and thus we intended to adjust duration guided by the context of market pricing in relation to our expectations. As always, we intend to continue to closely monitor economic data, Fed policy, inflation expectations, yield differentials across assets and any shifts in the yield curve, as we strive to navigate the market environment.

36

FUND BASICS

Short Duration Income Fund

as of March 31, 2019

PERFORMANCE REVIEW

April 1, 2018– March 31, 2019	Fund Total Return (based on NAV)[1]	Goldman Sachs Short Duration Income Fund Composite Index[2]	Bloomberg Barclays U.S. 1-5 Year Corporate Bond Index[3]	Bloomberg Barclays U.S. 1-5 Year Government Bond Index[4]	30-Day Standardized Subsidized Yield[5]	30-Day Standardized Unsubsidized Yield[5]
Class A	3.01%	3.79%	4.42%	3.17%	2.46%	2.22%
Class C	2.61	3.79	4.42	3.17	2.09	1.49
Institutional	3.36	3.79	4.42	3.17	2.83	2.57
Investor	3.27	3.79	4.42	3.17	2.74	2.48
Class R	2.76	3.79	4.42	3.17	2.24	1.98
Class R6	3.36	3.79	4.42	3.17	2.82	2.55

April 20, 2018–March 31, 2019

Class P	3.51%	4.09%	4.58%	3.59%	2.84%	2.58%

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Goldman Sachs Short Duration Income Fund Composite Index is comprised of the Bloomberg Barclays U.S. 1-5 Year Corporate Bond Index (50%) and the Bloomberg Barclays U.S. 1-5 Year Government Bond Index (50%).

[3]	The Bloomberg Barclays U.S. 1-5 Year Corporate Bond Index provides a broad based measure of the global investment grade corporate sector with final maturities ranging between one and five years. The corporate sectors include industrial, utility and finance, for U.S. and non-U.S. corporations. The Bloomberg Barclays U.S. 1-5 Year Corporate Bond Index, an unmanaged index, does not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[4]	The Bloomberg Barclays U.S. 1-5 Year Government Bond Index provides a broad based measure of securities issued by the U.S. government with final maturities ranging from one to five years. This includes public obligations of the U.S. Treasury, U.S. government agencies, quasi-federal corporations and corporate or foreign debt guaranteed by the U.S. government. The Bloomberg Barclays U.S. 1-5 Year Government Bond Index, an unmanaged index, does not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[5]	The method of calculation of the 30-Day Standardized Subsidized Yield is mandated by the Securities and Exchange Commission and is determined by dividing the net investment income per share earned during the last 30 days of the period by the maximum public offering price (“POP”) per share on the last day of the period. This number is then annualized. The 30-Day Standardized Subsidized Yield reflects fee waivers and/or expense reimbursements recorded by the Fund during the period. Without waivers and/or reimbursements, yields would be reduced. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not adjust for any fee waivers and/ or expense reimbursements in effect. If the Fund does not incur any fee waivers and/or expense reimbursements during the period, the 30-Day Standardized Subsidized Yield and 30-Day Standardized Unsubsidized Yield will be identical.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

37

FUND BASICS

STANDARDIZED TOTAL RETURNS[6]

For the period ended 3/31/19	One Year	Five Years	Since Inception	Inception Date

Class A	1.45%	0.88%	1.27%	2/29/12
Class C	1.94	0.80	1.09	2/29/12
Institutional	3.36	1.54	1.85	2/29/12
Investor	3.27	1.45	1.76	2/29/12
Class P	N/A	N/A	3.51	4/20/18
Class R	2.76	0.95	1.25	2/29/12
Class R6	3.36	N/A	1.75	7/31/15

[6]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 1.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (0.65% if redeemed within 12 months of purchase). Because Institutional Shares, Investor Shares, Class P Shares, Class R Shares and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS[7]

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	0.79%	0.87%
Class C	1.19	1.62
Institutional	0.45	0.53
Investor	0.54	0.62
Class P	0.44	0.52
Class R	1.04	1.12
Class R6	0.44	0.52

[7]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least July 29, 2019, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

38

FUND BASICS

FUND COMPOSITION[8]

Percentage of Net Assets

[8]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term investments represent certificates of deposit and commercial paper. Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

[9]	“Federal Agencies” are mortgage-backed securities guaranteed by the Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corp. (“FHLMC”). GNMA instruments are backed by the full faith and credit of the U.S. Government.

39

GOLDMAN SACHS SHORT DURATION INCOME FUND

Performance Summary

March 31, 2019

The following graph shows the value, as of March 31, 2019, of a $1,000,000 investment made on February 29, 2012 (commencement of operations) in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Goldman Sachs Short Duration Income Fund Composite Index, which is comprised of the Bloomberg Barclays U.S. 1-5 Year Corporate Bond Index (50%), and the Bloomberg Barclays U.S. 1-5 Year Government Bond Index (50%), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations may cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class C, Investor, Class P, Class R and Class R6 Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

Short Duration Income Fund’s Lifetime Performance

Performance of a $1,000,000 Investment, with distributions reinvested, from February 29, 2012 through March 31, 2019.

Average Annual Total Return through March 31, 2019	One Year	Five Years	Since Inception
Class A (Commenced February 29, 2012)
Excluding sales charges	3.01%	1.18%	1.48%
Including sales charges	1.45%	0.88%	1.27%

Class C (Commenced February 29, 2012)
Excluding contingent deferred sales charges	2.61%	0.80%	1.09%
Including contingent deferred sales charges	1.94%	0.80%	1.09%

Institutional (Commenced February 29, 2012)	3.36%	1.54%	1.85%

Investor (Commenced February 29, 2012)	3.27%	1.45%	1.76%

Class P (Commenced April 20, 2018)	N/A	N/A	3.51%*

Class R (Commenced February 29, 2012)	2.76%	0.95%	1.25%

Class R6 (Commenced July 31, 2015)	3.36%	N/A	1.75%

*	Total return for periods of less than one year represents cumulative total return.

40

FUND RESULTS

Goldman Sachs Short-Term Conservative Income Fund

Investment Objective

The Fund seeks to generate current income and secondarily maintain an emphasis on preservation of capital and liquidity.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs U.S. Fixed Income Investment Management Team discusses the Goldman Sachs Short-Term Conservative Income Fund’s (the “Fund”) performance and positioning for the 12-month period ended March 31, 2019 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Institutional, Administration, Preferred and Class R6 Shares generated average annual total returns, without sales charges, of 2.41%, 2.82%, 2.46%, 2.52% and 2.82%, respectively. These returns compare to the 2.42% average annual total return of the Fund’s benchmark, the Bloomberg Barclays Short-Term Government/Corporate Index (“Bloomberg Barclays Index”), during the same time period. The Fund’s secondary benchmark, the ICE BofAML 3-6 Month U.S. Treasury Bill Index, had an average annual total return of 2.23% during the same time period.

For the period since their inception on April 20, 2018 through March 31, 2019, the Fund’s Class P Shares generated a cumulative total return of 2.48%. This compares to the 2.33% cumulative total return of the Bloomberg Barclays Index during the same time period. The Fund’s secondary benchmark, the ICE BofAML 3-6 Month U.S. Treasury Bill Index, had a cumulative total return of 2.12% during the same time period.

For the period since their inception on August 14, 2018 through March 31, 2019, the Fund’s Investor Class Shares generated a cumulative total return of 1.68%. This compares to the 1.63% cumulative total return of the Bloomberg Barclays Index during the same period. The Fund’s secondary benchmark, the ICE BofAML 3-6 Month U.S. Treasury Bill Index, had a cumulative total return of 1.50% during the same time period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Both bottom-up and top-down strategies had an impact on the Fund’s performance during the Reporting Period. Bottom-up individual issue selection contributed positively to the Fund’s performance during the Reporting Period.

Within our top-down strategies, our cross-sector strategy contributed positively to the Fund’s relative results during the Reporting Period. Our cross-sector strategy is one in which we invest Fund assets across a variety of fixed income sectors, including some that may not be included in the Fund’s benchmark. Our duration and yield curve positioning strategy detracted from the Fund’s performance. Duration is a measure of the Fund’s sensitivity to changes in interest rates. Yield curve is a spectrum of interest rates within a particular sector based on maturities of varying lengths.

Q	Which fixed income market sectors most significantly affected Fund performance?

A	Our individual security selection strategies overall contributed positively to the Fund’s relative results during the Reporting Period, driven primarily by tactical credit curve positioning and selection of investment grade financial and industrial names within the corporate credit sector. Selection within the securitized sector and among commercial paper and certificates of deposit also added significant value.

Cross-sector positioning was positive, driven in part by the Fund’s implicit exposure to U.S. Treasury spreads and, to a lesser extent, by its overweight to investment grade corporate credit, as spreads, or yield differentials to duration- equivalent U.S. Treasuries, tightened during the Reporting Period.

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A	Tactical management of the Fund’s duration and yield curve positioning detracted from relative results during the Reporting Period, as underweight exposure to the U.S. Treasury yield curve relative to that of the Bloomberg Barclays Index dampened results.

41

FUND RESULTS

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund does not use derivatives.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	During the Reporting Period, we increased the Fund’s exposure to corporate debt and reduced its exposure to certificates of deposit and repurchase agreements. We increased the Fund’s position in cash. Additionally, while we maintained the Fund’s shorter duration stance versus that of the Bloomberg Barclays Index, we did make adjustments in duration positioning as market conditions shifted.

Q	How was the Fund positioned relative to its benchmark index at the end of March 2019?

A	At the end of the Reporting Period, the Fund had an emphasis on investment grade corporate bonds with lesser allocations to commercial paper, certificates of deposit, cash and cash equivalents and repurchase agreements. Further, the Fund maintained a shorter U.S. duration position than that of the Bloomberg Barclays Index at the end of the Reporting Period, as we think market-implied pricing that points to lower interest rates is too dovish. (Dovish suggests lower interest rates; opposite of hawkish.)

Overall, the Fund continued to be flexibly guided by shifting market conditions, and thus we used our actively managed approach to position the Fund to seek to take advantage of such anticipated conditions. At the end of the Reporting Period, we intended to adjust duration guided by the context of market pricing in relation to our expectations. As always, we intend to continue to closely monitor economic data, Federal Reserve policy, inflation expectations, yield differentials across assets and any shifts in the yield curve, as we strive to navigate the market environment.

42

FUND BASICS

Short-Term Conservative Income

as of March 31, 2019

PERFORMANCE REVIEW

April 1, 2018–March 31, 2019	Fund Total Return (based on NAV)[1]	Bloomberg Barclays Short-Term Government/ Corporate Index[2]	ICE BofAML 3-6 Month US Treasury Bill Index[3]	30-Day Standardized Subsidized Yield[4]	30-Day Standardized Unsubsidized Yield[4]

Class A	2.41%	2.42%	2.23%	2.46%	2.29%
Institutional	2.82	2.42	2.23	2.70	2.55
Administration	2.46	2.42	2.23	2.45	2.30
Preferred	2.52	2.42	2.23	2.61	2.46
Class R6	2.82	2.42	2.23	2.71	2.56

April 20, 2018–March 31, 2019
Class P	2.48%	2.33%	2.12%	2.71%	2.56%

August 14, 2018–March 31, 2019

Investor	1.68%	1.63%	1.50%	2.61%	2.44%

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Bloomberg Barclays Index, an unmanaged index measures the performance of U.S. dollar-denominated U.S. Treasury bonds, government related bonds, and investment grade U.S. corporate bonds.

[3]	ICE BofAML 3-6 Month US Treasury Bill Index measures total return on cash, including price and interest income, based on short-term government Treasury Bills of about 90 to 180-day maturity. The Bank of America Merrill Lynch 3-6 Month U.S. Treasury Bill Index, an unmanaged index, does not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[4]	The method of calculation of the 30-Day Standardized Subsidized Yield is mandated by the Securities and Exchange Commission and is determined by dividing the net investment income per share earned during the last 30 days of the period by the maximum public offering price (“POP”) per share on the last day of the period. This number is then annualized. The 30-Day Standardized Subsidized Yield reflects fee waivers and/or expense reimbursements recorded by the Fund during the period. Without waivers and/or reimbursements, yields would be reduced. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not adjust for any fee waivers and/ or expense reimbursements in effect. If the Fund does not incur any fee waivers and/or expense reimbursements during the period, the 30-Day Standard Subsidized Yield and 30-Day Standardized Unsubsidized Yield will be identical.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

43

FUND BASICS

STANDARDIZED TOTAL RETURNS[5]

For the period ended 3/31/19	One Year	Five Year	Since Inception	Inception Date

Class A	2.41%	N/A	1.60%	10/31/16
Institutional	2.82	1.28%	1.25	2/28/14
Administration	2.46	1.02	1.01	2/28/14
Preferred	2.52	N/A	1.84	10/31/16
Investor	N/A	N/A	1.68	8/14/18
Class P	N/A	N/A	2.48	4/20/18
Class R6	2.82	N/A	2.43	11/30/17

[5]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. Prior to July 30, 2018, the maximum initial sales charge applicable to Class A Shares of the Fund was 1.5%, which is not reflected in the figures shown. Because Class A Shares, Institutional Shares, Administration Shares, Investor Shares, Class P Shares, Preferred Shares and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS[6]

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	0.48%	0.57%
Institutional	0.24	0.33
Administration	0.49	0.58
Investor	0.33	0.42
Class P	0.23	0.32
Preferred	0.34	0.43
Class R6	0.23	0.32

[6]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least August 14, 2019 (with respect to Investor Shares) and July 29, 2019 (with respect to all other share classes), and prior to such date the investment adviser may not terminate the applicable arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

44

FUND BASICS

FUND COMPOSITION[7]

Percentage of Net Assets

[7]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term investments represent certificates of deposit, commercial paper and repurchase agreements. Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities.

45

GOLDMAN SACHS SHORT-TERM CONSERVATIVE INCOME FUND

Performance Summary

March 31, 2019

The following graph shows the value, as of March 31, 2019, of a $1,000,000 investment made on February 28, 2014 (commencement of operations) in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmarks, the Bloomberg Barclays Short-Term Government/Corporate Index and the ICE Bank of America Merrill Lynch 3-6 Month U.S. Treasury Bill Index, is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations may cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Administration, Investor, Class P, Preferred and Class R6 Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

Short-Term Conservative Income Fund’s Lifetime Performance

Performance of a $1,000,000 Investment, with distributions reinvested, from February 28, 2014 through March 31, 2019.

Average Annual Total Return through March 31, 2019	One Year	Five Year	Since Inception
Class A (Commenced October 31, 2016)	2.41%	N/A	1.60%

Preferred (Commenced October 31, 2016)	2.52%	N/A	1.84%

Institutional (Commenced February 28, 2014)	2.82%	1.28%	1.25%

Administration (Commenced February 28, 2014)	2.46%	1.02%	1.01%

Investor (Commenced August 14, 2018)	N/A	N/A	1.68%*

Class P (Commenced April 20, 2018)	N/A	N/A	2.48%*

Class R6 (Commenced November 30, 2017)	2.82%	N/A	2.43%

*	Total return for periods of less than one year represents cumulative total return.

46

GOLDMAN SACHS ENHANCED INCOME FUND

Schedule of Investments

March 31, 2019

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – 51.3%
Aerospace & Defense – 0.9%
General Dynamics Corp.
$1,700,000	3.000%		05/11/21	$1,713,906
Northrop Grumman Corp.
1,188,000	3.500		03/15/21	1,205,689
United Technologies Corp.(a)(b) (3M USD LIBOR + 0.650%)
1,925,000	3.333		08/16/21	1,925,963

				4,845,558

Agriculture – 0.9%
Altria Group, Inc.(a)
1,525,000	3.490		02/14/22	1,549,247
Archer-Daniels-Midland Co.(a)
750,000	3.375		03/15/22	766,073
BAT Capital Corp.
2,525,000	2.297		08/14/20	2,500,381

				4,815,701

Automotive – 3.1%
BMW US Capital LLC(b)(c) (3M USD LIBOR + 0.370%)
2,500,000	3.063		08/14/20	2,501,450
Daimler Finance North America LLC(c)
775,000	3.350		05/04/21	780,681
(3M USD LIBOR + 0.390%)
800,000	3.128	(b)	05/04/20	799,312
Toyota Motor Credit Corp.(b) (3M USD LIBOR + 0.150%)
8,000,000	2.791		08/21/20	7,980,400
Volkswagen Group of America Finance LLC(b)(c) (3M USD LIBOR + 0.770%)
4,000,000	3.458		11/13/20	4,008,280

				16,070,123

Banks – 16.5%
ABN AMRO Bank NV(c)
2,100,000	2.650		01/19/21	2,092,755
600,000	3.400		08/27/21	607,476
Bank of America Corp.
1,150,000	2.625		10/19/20	1,146,791
3,050,000	2.151	(a)	11/09/20	3,021,025
(3M USD LIBOR + 0.630%)
850,000	3.499	(a)(b)	05/17/22	860,115
(3M USD LIBOR + 0.660%)
1,375,000	2.369	(a)(b)	07/21/21	1,366,214
Bank of America NA(a)(b) (3M USD LIBOR + 0.650%)
500,000	3.335		01/25/23	505,980
Banque Federative du Credit Mutuel SA(c)
700,000	2.200		07/20/20	694,512
(3M USD LIBOR + 0.490%)
3,000,000	3.251	(b)	07/20/20	3,005,700
Barclays Bank PLC(b) (3M USD LIBOR + 0.400%)
5,000,000	3.041		08/21/20	4,972,500
BNP Paribas SA
900,000	2.375		05/21/20	897,120
BNZ International Funding Ltd.(b)(c) (3M USD LIBOR + 0.700%)
4,100,000	3.341		02/21/20	4,113,858
BPCE SA
1,725,000	2.650		02/03/21	1,719,256

Corporate Obligations – (continued)
Banks – (continued)
Citibank NA(a)
5,050,000	2.125		10/20/20	5,006,216
Citigroup, Inc.
875,000	2.400		02/18/20	872,261
Citizens Bank NA(a)
1,200,000	3.250		02/14/22	1,211,148
(3M USD LIBOR + 0.540%)
1,175,000	3.155	(b)	03/02/20	1,176,692
Cooperatieve Rabobank UA
550,000	3.125		04/26/21	553,812
(3M USD LIBOR + 0.430%)
450,000	3.195	(b)	04/26/21	451,058
Credit Suisse Group Funding Guernsey Ltd.
4,575,000	3.450		04/16/21	4,624,730
Deutsche Bank AG
2,075,000	2.700		07/13/20	2,052,638
HSBC Holdings PLC(a)(b) (3M USD LIBOR + 0.600%)
1,600,000	3.283		05/18/21	1,598,464
ING Bank NV(c)
1,725,000	2.750		03/22/21	1,720,636
JPMorgan Chase & Co.(a)
1,775,000	2.750		06/23/20	1,775,870
(3M USD LIBOR + 0.610%)
2,150,000	3.225	(b)	06/18/22	2,146,947
(3M USD LIBOR + 0.610%)
1,900,000	3.514	(b)	06/18/22	1,924,681
Lloyds Bank PLC
1,050,000	3.300		05/07/21	1,058,074
(3M USD LIBOR + 0.490%)
1,025,000	3.229	(b)	05/07/21	1,022,776
Morgan Stanley, Inc.
1,425,000	2.500		04/21/21	1,416,478
(3M USD LIBOR + 1.180%)
4,575,000	3.941	(a)(b)	01/20/22	4,619,652
MUFG Bank Ltd.(c)
1,625,000	2.300		03/05/20	1,618,435
MUFG Union Bank NA(a)
1,325,000	3.150		04/01/22	1,336,554
National Bank of Canada(b) (3M USD LIBOR + 0.160%)
3,000,000	2.804		08/20/20	3,000,165
NatWest Markets PLC(c)
2,000,000	3.625		09/29/22	2,002,460
Nordea Bank Abp(c)
1,900,000	2.500		09/17/20	1,891,507
Santander UK PLC
1,825,000	2.125		11/03/20	1,804,377
775,000	2.500		01/05/21	768,870
Standard Chartered PLC(a)(b)(c) (3M USD LIBOR + 1.150%)
1,200,000	4.247		01/20/23	1,219,344
SunTrust Bank(a)(b) (3M USD LIBOR + 0.500%)
1,450,000	3.525		10/26/21	1,464,819
The Huntington National Bank(a)
1,250,000	3.125		04/01/22	1,260,625
The Toronto-Dominion Bank(b) (3M USD LIBOR + 0.300%)
3,000,000	2.700		05/01/20	3,004,140

The accompanying notes are an integral part of these financial statements.	47

GOLDMAN SACHS ENHANCED INCOME FUND

Schedule of Investments (continued)

March 31, 2019

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Banks – (continued)
UBS AG(a)(c)
$2,600,000	2.200%		06/08/20	$2,584,530
Wells Fargo & Co.
3,200,000	2.100		07/26/21	3,149,856
Westpac Banking Corp.
2,425,000	2.300		05/26/20	2,413,918

				85,755,035

Beverages – 1.2%
Anheuser-Busch InBev Finance, Inc.(a)
2,475,000	3.300		02/01/23	2,511,704
Constellation Brands, Inc.
1,550,000	2.250		11/06/20	1,534,174
975,000	2.700	(a)	05/09/22	966,371
Diageo Capital PLC
1,350,000	3.000		05/18/20	1,354,577

				6,366,826

Chemicals – 1.5%
DowDuPont, Inc.(b) (3M USD LIBOR + 0.710%)
1,725,000	3.394		11/15/20	1,735,195
E.I. du Pont de Nemours & Co.(b) (3M USD LIBOR + 0.530%)
825,000	3.266		05/01/20	827,161
Syngenta Finance NV(c)
1,210,000	3.698		04/24/20	1,215,094
1,485,000	3.933		04/23/21	1,494,222
The Sherwin-Williams Co.
1,175,000	2.250		05/15/20	1,168,185
1,300,000	2.750	(a)	06/01/22	1,292,577

				7,732,434

Computers – 1.0%
Dell International LLC/EMC Corp.(a)(c)
1,175,000	4.420		06/15/21	1,205,914
DXC Technology Co.
550,000	2.875		03/27/20	549,571
Hewlett Packard Enterprise Co.(a)
2,550,000	3.600		10/15/20	2,573,817
625,000	3.500		10/05/21	633,013

				4,962,315

Diversified Financial Services – 3.0%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust(a)
725,000	4.450		12/16/21	744,097
1,500,000	4.125		07/03/23	1,517,865
AIG Global Funding(c)
675,000	2.150		07/02/20	669,850
675,000	3.350		06/25/21	679,435
(3M USD LIBOR + 0.460%)
525,000	3.062	(b)	06/25/21	524,354
American Express Co.(a)
1,350,000	3.375		05/17/21	1,367,320
American Express Credit Corp.(a)
1,275,000	2.375		05/26/20	1,270,742
Capital One Financial Corp.(a)
1,000,000	2.500		05/12/20	996,880
1,600,000	3.450		04/30/21	1,620,416

Corporate Obligations – (continued)
Diversified Financial Services – (continued)
(3M USD LIBOR + 0.720%)
1,300,000	3.471	(b)	01/30/23	1,282,073
TD Ameritrade Holding Corp.(a)(b) (3M USD LIBOR + 0.430%)
2,950,000	3.166		11/01/21	2,935,810
The Charles Schwab Corp.(a)
1,125,000	3.250		05/21/21	1,139,411
(3M USD LIBOR + 0.320%)
1,100,000	2.961	(b)	05/21/21	1,099,197

				15,847,450

Electrical – 2.4%
American Electric Power Co., Inc.
1,475,000	2.150		11/13/20	1,460,781
Emera US Finance LP
1,375,000	2.150		06/15/19	1,372,333
NextEra Energy Capital Holdings, Inc.
925,000	3.342		09/01/20	932,465
1,200,000	2.900		04/01/22	1,200,132
Pinnacle West Capital Corp.
575,000	2.250		11/30/20	568,934
Public Service Enterprise Group, Inc.
1,950,000	1.600		11/15/19	1,935,628
Sempra Energy(a)(b) (3M USD LIBOR + 0.500%)
1,700,000	3.287		01/15/21	1,686,060
Southern Power Co.(a)
1,150,000	2.500		12/15/21	1,137,189
WEC Energy Group, Inc.
1,400,000	3.375		06/15/21	1,416,590
525,000	3.100		03/08/22	529,289

				12,239,401

Food & Drug Retailing – 1.3%
Conagra Brands, Inc.(a)(b) (3M USD LIBOR + 0.750%)
1,775,000	3.511		10/22/20	1,772,675
General Mills, Inc.(b) (3M USD LIBOR + 0.540%)
1,350,000	3.319		04/16/21	1,346,557
Mondelez International Holdings Netherlands BV(b)(c) (3M USD LIBOR + 0.610%)
1,800,000	3.375		10/28/19	1,803,474
Nestle Holdings, Inc.(a)(c)
1,200,000	3.100		09/24/21	1,215,468
Sysco Corp.(a)
625,000	2.600		10/01/20	623,900

				6,762,074

Gas(a) – 0.1%
NiSource, Inc.
525,000	2.650		11/17/22	517,471

Healthcare Providers & Services – 1.6%
Abbott Laboratories(a)
1,275,000	2.900		11/30/21	1,280,635
Becton Dickinson & Co.
1,250,000	2.133		06/06/19	1,248,225
675,000	2.404		06/05/20	670,815
(3M USD LIBOR + 0.875%)
2,025,000	3.476	(a)(b)	12/29/20	2,025,081

48	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ENHANCED INCOME FUND

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Healthcare Providers & Services – (continued)
Humana, Inc.
$1,550,000	2.500%		12/15/20	$1,538,127
UnitedHealth Group, Inc.
1,500,000	1.950		10/15/20	1,485,225

				8,248,108

Insurance – 1.3%
Jackson National Life Global Funding(b)(c) (3M USD LIBOR + 0.300%)
3,500,000	3.065		04/27/20	3,503,325
Marsh & McLennan Cos., Inc.
1,675,000	3.500		12/29/20	1,697,663
Metropolitan Life Global Funding I(c)
1,625,000	3.375		01/11/22	1,649,245

				6,850,233

Internet – 0.3%
Amazon.com, Inc.
1,825,000	1.900		08/21/20	1,810,199

Lodging(b) – 0.2%
Marriott International, Inc. (3M USD LIBOR + 0.600%)
1,250,000	3.226		12/01/20	1,251,479

Machinery-Diversified – 0.1%
John Deere Capital Corp.
300,000	3.200		01/10/22	304,956

Media – 2.4%
Charter Communications Operating LLC/Charter Communications Operating Capital(a)
3,600,000	4.464		07/23/22	3,726,000
Comcast Corp.
1,550,000	3.300		10/01/20	1,564,973
1,025,000	3.450		10/01/21	1,045,510
(3M USD LIBOR + 0.330%)
1,550,000	2.922	(b)	10/01/20	1,551,348
(3M USD LIBOR + 0.440%)
1,050,000	3.032	(b)	10/01/21	1,054,778
Fox Corp.(c)
2,475,000	3.666		01/25/22	2,527,099
Time Warner Cable LLC(a)
1,024,000	4.000		09/01/21	1,041,869

				12,511,577

Mining(a)(c) – 0.1%
Glencore Funding LLC
575,000	3.000		10/27/22	565,116

Miscellaneous Manufacturing – 0.5%
General Electric Co.
542,000	6.000		08/07/19	547,182
(3M USD LIBOR + 0.800%)
522,000	3.587	(b)	04/15/20	521,744
Ingersoll-Rand Global Holding Co. Ltd.
1,300,000	2.900		02/21/21	1,297,725

				2,366,651

Corporate Obligations – (continued)
Multi-National – 2.2%
European Investment Bank
11,440,000	2.375		05/13/21	11,441,030

Oil Field Services – 1.5%
BP Capital Markets PLC
2,550,000	3.561		11/01/21	2,602,810
Marathon Oil Corp.(a)
2,875,000	2.700		06/01/20	2,863,155
Phillips 66(a)(b)(c) (3M USD LIBOR + 0.750%)
750,000	3.537		04/15/20	750,143
Schlumberger Finance Canada Ltd.(c)
850,000	2.200		11/20/20	843,064
Valero Energy Corp.
868,000	6.125		02/01/20	889,856

				7,949,028

Pharmaceuticals – 2.9%
AbbVie, Inc.
1,225,000	3.375		11/14/21	1,240,937
Bayer US Finance II LLC(a)(b)(c) (3M USD LIBOR + 0.630%)
2,225,000	3.232		06/25/21	2,205,108
Cigna Corp.(c)
1,275,000	3.200		09/17/20	1,281,005
2,900,000	3.400		09/17/21	2,930,856
CVS Health Corp.
500,000	3.125		03/09/20	501,355
1,325,000	2.800	(a)	07/20/20	1,323,344
900,000	3.350		03/09/21	907,434
2,200,000	2.125	(a)	06/01/21	2,161,522
(3M USD LIBOR + 0.630%)
525,000	3.231	(b)	03/09/20	526,013
(3M USD LIBOR + 0.720%)
375,000	3.321	(b)	03/09/21	376,178
Elanco Animal Health, Inc.(c)
1,625,000	3.912		08/27/21	1,651,286

				15,105,038

Pipelines – 1.4%
Enbridge Energy Partners LP
846,000	5.200		03/15/20	864,510
Enterprise Products Operating LLC
1,450,000	5.250		01/31/20	1,477,579
Kinder Morgan Energy Partners LP
2,325,000	6.850		02/15/20	2,399,842
Sabine Pass Liquefaction LLC(a)
2,300,000	6.250		03/15/22	2,485,380

				7,227,311

Real Estate Investment Trust(a) – 0.4%
American Tower Corp.
1,125,000	3.300		02/15/21	1,131,581
Digital Realty Trust LP
1,125,000	3.400		10/01/20	1,133,494

				2,265,075

Retailing – 1.0%
Alimentation Couche-Tard, Inc.(c)
1,800,000	2.350		12/13/19	1,791,990

The accompanying notes are an integral part of these financial statements.	49

GOLDMAN SACHS ENHANCED INCOME FUND

Schedule of Investments (continued)

March 31, 2019

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Retailing – (continued)
Dollar Tree, Inc.(a)(b) (3M USD LIBOR + 0.700%)
$2,850,000	3.473%		04/17/20	$2,850,627
The Home Depot, Inc.
550,000	3.250		03/01/22	562,606

				5,205,223

Semiconductors – 1.5%
Broadcom Corp./Broadcom Cayman Finance Ltd.(a)
1,550,000	3.000		01/15/22	1,543,195
Broadcom, Inc.(c)
3,100,000	3.125		04/15/21	3,096,342
3,125,000	3.125		10/15/22	3,110,719

				7,750,256

Software(a) – 0.2%
Fiserv, Inc.
1,025,000	2.700		06/01/20	1,023,637

Telecommunication Services – 1.8%
AT&T, Inc.
350,000	2.800	(a)	02/17/21	349,849
425,000	3.875		08/15/21	435,570
1,625,000	3.000		02/15/22	1,631,630
474,000	3.200	(a)	03/01/22	478,020
(3M USD LIBOR + 0.950%)
1,245,000	3.737	(b)	07/15/21	1,257,836
Verizon Communications, Inc.
676,000	2.625		02/21/20	675,263
4,375,000	2.946		03/15/22	4,396,394

				9,224,562

TOTAL CORPORATE OBLIGATIONS
(Cost $266,721,871)				$267,013,867

Mortgage-Backed Obligations(b)(c) – 0.2%
Collateralized Mortgage Obligations – 0.2%
Sequential Floating Rate – 0.2%
Station Place Securitization Trust Series 2015-2, Class A (1M USD LIBOR + 0.550%)
$950,000	3.044%		07/15/19	$950,000
(Cost $950,000)

Asset-Backed Securities – 20.0%
Automotive – 5.3%
Ally Master Owner Trust Series 2017-3, Class A2(a)
$3,750,000	2.040%		06/15/22	$3,715,021
Ally Master Owner Trust Series 2018-1, Class A2
5,900,000	2.700		01/17/23	5,894,961
Chesapeake Funding II LLC Series 2016-2A, Class A1(c)
915,015	1.880		06/15/28	911,921
Ford Credit Auto Owner Trust Series 2016-2, Class A(c)
500,000	2.030		12/15/27	492,019
Ford Credit Floorplan Master Owner Trust Series 2017-2, Class A1
5,200,000	2.160		09/15/22	5,163,240

Asset-Backed Securities – (continued)
Automotive – (continued)
Ford Credit Floorplan Master Owner Trust Series 2018-3, Class A1
3,250,000	3.520		10/15/23	3,309,973
GMF Floorplan Owner Revolving Trust Series 2016-1, Class A1(c)
1,550,000	1.960		05/17/21	1,548,596
NextGear Floorplan Master Owner Trust Series 2018-1A, Class A1(b)(c) (1M USD LIBOR + 0.640%)
1,750,000	3.129		02/15/23	1,753,525
Nissan Master Owner Receivables Trust Series 2016-A, Class A2
1,200,000	1.540		06/15/21	1,196,814
Nissan Master Owner Receivables Trust Series 2017-C, Class A(b) (1M USD LIBOR + 0.320%)
3,100,000	2.809		10/17/22	3,101,462
Tesla Auto Lease Trust Series 2018-A, Class A(a)(c)
641,838	2.320		12/20/19	641,007

				27,728,539

Credit Card – 5.8%
Barclays Dryrock Issuance Trust Series 2015-1, Class A
3,450,000	2.200		12/15/22	3,435,785
Barclays Dryrock Issuance Trust Series 2016-1, Class A
1,600,000	1.520		05/16/22	1,594,609
Capital One Multi-Asset Execution Trust Series 2016-A5, Class A5
2,100,000	1.660		06/17/24	2,055,488
Chase Issuance Trust Series 2016-A2, Class A
2,900,000	1.370		06/15/21	2,892,148
Chase Issuance Trust Series 2016-A5, Class A5
3,950,000	1.270		07/15/21	3,934,744
Evergreen Credit Card Trust Series 2019-1, Class A(b)(c) (1M USD LIBOR + 0.480%)
6,300,000	3.056		01/15/23	6,316,705
Golden Credit Card Trust Series 2016-5A, Class A(c)
2,800,000	1.600		09/15/21	2,785,472
Golden Credit Card Trust Series 2017-2A, Class A(c)
800,000	1.980		04/15/22	793,881
Master Credit Card Trust II Series 2017-1A, Class A(c)
2,600,000	2.260		07/21/21	2,588,553
Trillium Credit Card Trust II Series 2019-2A, Class A(c)
3,450,000	3.038		01/26/24	3,461,690

				29,859,075

Home Equity(b) – 0.0%
AMRESCO Residential Securities Corp. Mortgage Loan Trust Series 1998-2, Class M1F (6M USD LIBOR + 0.320%)
341	6.745		06/25/28	1,262
Centex Home Equity Loan Trust Series 2004-D, Class MV3 (1M USD LIBOR + 1.000%)
56,884	3.990		09/25/34	56,780
Morgan Stanley ABS Capital I, Inc. Trust Series 2004-HE4, Class M3 (1M USD LIBOR + 2.250%)
22,803	4.740		05/25/34	22,723

				80,765

50	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ENHANCED INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value

Asset-Backed Securities – (continued)
Manufactured Housing – 0.0%
Lehman ABS Manufactured Housing Contract Series 2001-B, Class A3
$184	4.350%	04/15/40	$184

Student Loan(b) – 8.9%
Access Group, Inc. Series 2013-1, Class A(c) (1M USD LIBOR + 0.500%)
1,243,862	2.990	02/25/36	1,232,952
ECMC Group Student Loan Trust Series 2016-1A, Class A(c) (1M USD LIBOR + 1.350%)
3,437,691	3.840	07/26/66	3,469,955
ECMC Group Student Loan Trust Series 2017-1A, Class A(c) (1M USD LIBOR + 1.200%)
2,943,124	3.690	12/27/66	2,946,796
Education Loan Asset-Backed Trust I Series 2013-1, Class A1(c) (1M USD LIBOR + 0.800%)
921,481	3.290	06/25/26	922,563
Educational Services of America, Inc. Series 2010-1, Class A1(c) (3M USD LIBOR + 0.850%)
518,134	3.340	07/25/23	518,809
Educational Services of America, Inc. Series 2014-1, Class A(c) (1M USD LIBOR + 0.700%)
1,542,935	3.190	02/25/39	1,542,933
GCO Education Loan Funding Master Trust II Series 2007-1A, Class A6L(c) (3M LIBOR + 0.110%)
1,229,394	2.787	11/25/26	1,223,725
Illinois Student Assistance Commission Series 2010-1, Class A3 (3M USD LIBOR + 0.900%)
1,402,574	3.390	07/25/45	1,406,071
Missouri Higher Education Loan Authority Series 2011-1, Class A1 (3M USD LIBOR + 0.850%)
2,548,586	3.672	06/25/36	2,560,866
Navient Student Loan Trust Series 2016-5A, Class A(c) (1M USD LIBOR + 1.250%)
3,852,717	3.740	06/25/65	3,904,266
Navient Student Loan Trust Series 2016-7A, Class A(c) (1M USD LIBOR + 1.150%)
1,926,740	3.640	03/25/66	1,943,507
Navient Student Loan Trust Series 2017-2A, Class A(c) (1M USD LIBOR + 1.050%)
2,850,909	3.540	12/27/66	2,861,737
Nelnet Student Loan Trust Series 2006-2, Class A5 (3M USD LIBOR + 0.100%)
620,865	2.590	01/25/30	620,681
Nelnet Student Loan Trust Series 2012-3A, Class A(c) (1M USD LIBOR + 0.700%)
3,942,627	3.190	02/25/45	3,923,568
Northstar Education Finance, Inc. Series 2012-1, Class A(c) (1M USD LIBOR + 0.700%)
1,060,969	3.190	12/26/31	1,060,455
PHEAA Student Loan Trust Series 2014-3A, Class A(c) (1M USD LIBOR + 0.590%)
5,879,492	3.080	08/25/40	5,824,296
SLC Student Loan Center Series 2011-1, Class A(c) (1M USD LIBOR + 1.220%)
4,301,035	3.710	10/25/27	4,323,741

Asset-Backed Securities – (continued)
Student Loan(b) – (continued)
SLM Student Loan Trust Series 2007-1, Class A5 (3M USD LIBOR + 0.090%)
2,915,168	2.580	01/26/26	2,909,862
South Texas Higher Education Authority, Inc. Series 2012-1, Class A2 (3M USD LIBOR + 0.850%)
510,009	3.187	10/01/24	511,862
Utah State Board of Regents Series 2011-1, Class A3 (3M USD LIBOR + 0.850%)
1,100,000	3.391	05/01/35	1,100,000
Utah State Board of Regents Series 2016-1, Class A (1M USD LIBOR + 0.750%)
1,537,984	3.240	09/25/56	1,532,151
Wachovia Student Loan Trust Series 2005-1, Class A5 (3M USD LIBOR + 0.130%)
46,567	2.620	01/26/26	46,558

			46,387,354

TOTAL ASSET-BACKED SECURITIES
(Cost $104,156,338)			$104,055,917

Municipal Debt Obligation(a)(b) – 0.1%
Utah – 0.1%
Utah State Board of Regents Student Loan RB (Taxable) Series 2011, Class A2 (3M USD LIBOR + 0.000%)
$413,072	3.391%	05/01/29	$413,885
(Cost $413,766)

U.S. Treasury Obligations – 6.1%
United States Treasury Floating Rate Note – When issued(b)
$25,900,000	2.540%	01/31/21	$25,874,919
United States Treasury Notes
940,000	1.375 (d)	04/30/21	922,998
4,920,000	2.500	03/31/23	4,972,159

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $31,659,058)			$31,770,076

Shares	Dividend Rate	Value

Investment Company(e) – 2.1%
Goldman Sachs Financial Square Money Market Fund – Institutional Shares
11,214,988	2.625%	$11,219,474
(Cost $11,218,361)

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT
(Cost $415,119,394)		$415,423,219

The accompanying notes are an integral part of these financial statements.	51

GOLDMAN SACHS ENHANCED INCOME FUND

Schedule of Investments (continued)

March 31, 2019

Principal Amount	Interest Rate	Maturity Date	Value

Short-term Investments – 19.6%
Certificates of Deposit – 17.2%
Autozone,Inc. ..(c)(f)
$3,000,000	0.000%	04/09/19	$2,997,562
Banco Santander SA(b) (3M USD LIBOR + 0.350%)
2,000,000	2.958	06/13/19	2,001,176
BNZ International Funding Ltd.(b)(c) (3M USD LIBOR + 0.250%)
5,672,000	3.045	04/05/19	5,672,158
Canadian Imperial Bank of Commerce(b) (3M USD LIBOR + 0.400%)
2,500,000	2.800	05/02/20	2,505,503
Credit Agricole Corporate & Investment Bank(b)
(3M USD LIBOR + 0.350%)
2,500,000	3.101	07/30/20	2,499,986
(3M USD LIBOR + 0.385%)
2,650,000	3.082	05/11/20	2,655,894
Credit Suisse AG(b) (3M USD LIBOR + 0.340%)
3,000,000	3.137	04/09/19	3,000,247
Duke Energy Corp.(c)(f)
1,000,000	0.000	06/21/19	993,355
First Republic Bank(f)
7,500,000	0.000	04/01/19	7,500,018
General Electric Co.
2,500,000	0.000	06/03/19	2,487,112
HSBC Bank PLC(b)(c) (3M USD LIBOR + 0.210%)
3,000,000	2.990	04/18/19	3,000,329
HSBC Bank USA NA(b) (3M USD LIBOR + 0.090%)
1,950,000	2.855	04/26/19	1,950,125
Lowe’s Cos., Inc.(f)
3,000,000	0.000	04/11/19	2,997,124
Mizuho Bank Ltd.(b) (3M USD LIBOR + 0.100%)
3,000,000	2.908	04/03/19	3,000,015
National Australia Bank Ltd.(b)(c) (3M USD LIBOR + 0.200%)
4,000,000	2.995	04/05/19	4,000,095
Nordea Bank AB NY(b)
(3M USD LIBOR + 0.270%)
2,270,000	2.967	08/10/20	2,270,603
(3M USD LIBOR + 0.400%)
3,200,000	3.009	03/27/20	3,208,083
Societe Generale SA(b)(c) (3M USD LIBOR + 0.410%)
4,900,000	3.025	12/18/19	4,909,993
Standard Chartered Bank(b) (3M USD LIBOR + 0.420%)
3,000,000	3.035	09/18/20	3,000,843
Sumitomo Mitsui Banking Corp.(b)
(3M USD LIBOR + 0.370%)
2,900,000	3.153	01/10/20	2,905,958
(3M USD LIBOR + 0.420%)
5,190,000	3.199	07/24/20	5,197,978
Suncor Energy, Inc.(c)(f)
2,500,000	0.000	06/03/19	2,487,112
Svenska Handelsbanken AB(b)
(3M USD LIBOR + 0.270%)
4,250,000	3.031	10/21/19	4,255,298
(3M USD LIBOR + 0.400%)
4,000,000	2.992	04/01/20	4,011,798
Transcanada Pipelines Ltd.(c)(f)
2,550,000	0.000	06/03/19	2,536,854

Short-term Investments – (continued)
Certificates of Deposit – (continued)
UBS AG(b)(c) (3M USD LIBOR + 0.210%)
2,000,000	2.825	06/04/19	2,000,502
Wells Fargo Bank NA(b) (3M USD LIBOR + 0.250%)
5,500,000	3.047	04/05/19	5,500,154

			89,545,875

Commercial Paper(f) – 2.4%
AT&T, Inc.(f)
4,500,000	0.000	06/05/19	4,475,639
Dominion Resources, Inc.
2,350,000	0.000	06/27/19	2,333,197
Marriott International, Inc.
3,000,000	0.000	04/30/19	2,992,685
National Securities Clearing Corp.(c)
2,500,000	0.000	12/13/19	2,449,657
VW Credit, Inc.(c)
250,000	0.000	07/08/19	247,981

			12,499,159

TOTAL SHORT-TERM INVESTMENTS
(Cost $101,978,531)			$102,045,034

TOTAL INVESTMENTS – 99.4%
(Cost $517,097,925)			$517,468,253

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.6%			3,170,375

NET ASSETS – 100.0%			$520,638,628

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.

(b)	Variable rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect on March 31, 2019.

(c)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(d)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.

(e)	Represents an affiliated issuer.

(f)	Issued with a zero coupon. Income is recognized through the accretion of discount.

Currency Abbreviations:
USD	—U.S. Dollar

Investment Abbreviations:
BP	—British Pound Offered Rate
LIBOR	—London Interbank Offered Rate
LLC	—Limited Liability Company
LP	—Limited Partnership
PLC	—Public Limited Company
RB	—Revenue Bond

52	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ENHANCED INCOME FUND

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At March 31, 2019, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Short position contracts:
Eurodollars	(132)	03/16/20	$(32,236,050)	$225,346
Eurodollars	(79)	06/15/20	(19,310,562)	111,608
Eurodollars	(51)	09/14/20	(12,474,600)	520
Eurodollars	(167)	12/14/20	(40,854,463)	(240,562)
Eurodollars	(143)	03/15/21	(34,992,100)	(265,232)
2 Year U.S. Treasury Notes	(102)	06/28/19	(21,735,563)	(83,865)
5 Year U.S. Treasury Notes	(56)	06/28/19	(6,486,375)	(61,545)

TOTAL FUTURES CONTRACTS				$(313,730)

The accompanying notes are an integral part of these financial statements.	53

GOLDMAN SACHS GOVERNMENT INCOME FUND

Schedule of Investments

March 31, 2019

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Obligations – 48.3%
Collateralized Mortgage Obligations – 2.1%
Interest Only(a) – 0.0%
CS First Boston Mortgage Securities Corp. Series 2003-AR20, Class 2X(b)(c)
$4,338	0.000%	08/25/33	$—
CS First Boston Mortgage-Backed Pass-Through Certificates Series 2003-AR18, Class 2X(b)(c)
12,146	0.000	07/25/33	—
FNMA STRIPS Series 151, Class 2
273	9.500	07/25/22	18
Master Adjustable Rate Mortgages Trust Series 2003-2, Class 3AX(b)
10,765	0.123	08/25/33	54
Master Adjustable Rate Mortgages Trust Series 2003-2, Class 4AX(b)
1,841	0.320	07/25/33	20

			92

Inverse Floaters(b) – 0.0%
GNMA REMIC Series 2002-13, Class SB (-1x1M LIBOR + 37.567%)
22,144	25.987	02/16/32	30,199

Principal Only(c) – 0.0%
FNMA REMIC Series G-35, Class N
540	0.000	10/25/21	532

Regular Floater(b) – 0.7%
NCUA Guaranteed Notes Trust Series 2010-R1, Class 1A (1M LIBOR + 0.450%)
746,928	2.963	10/07/20	746,575
NCUA Guaranteed Notes Trust Series 2010-R2, Class 2A (1M LIBOR + 0.470%)
1,399,321	2.983	11/05/20	1,398,943

			2,145,518

Sequential Fixed Rate – 1.3%
FHLMC REMIC Series 2329, Class ZA
371,751	6.500	06/15/31	411,686
FHLMC REMIC Series 4273, Class PD
593,459	6.500	11/15/43	681,686
FNMA REMIC Series 2011-52, Class GB
601,115	5.000	06/25/41	651,224
FNMA REMIC Series 2011-99, Class DB
598,564	5.000	10/25/41	647,654
FNMA REMIC Series 2012-111, Class B
76,276	7.000	10/25/42	87,189
FNMA REMIC Series 2012-153, Class B
327,011	7.000	07/25/42	375,589
GNMA REMIC Series 2002-42, Class KZ
994,815	6.000	06/16/32	1,090,087

			3,945,115

Sequential Floating Rate(b) – 0.1%
FHLMC REMIC Series 1760, Class ZB (10Y – 0.600%)
49,167	2.150	05/15/24	48,430

Mortgage-Backed Obligations – (continued)
Sequential Floating Rate(b) – (continued)
Merrill Lynch Mortgage Investors Trust Series 2004-E, Class A2B (6M USD LIBOR + 0.720%)
179,445	3.312	11/25/29	176,784

			225,214

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS			$6,346,670

Federal Agencies – 46.2%
Adjustable Rate FHLMC(b) – 0.2%
(1 Year CMT + 2.224%)
$20,574	4.724%	11/01/32	$21,625
(1 Year CMT + 2.250%)
373,788	4.535	09/01/33	393,458

			415,083

Adjustable Rate FNMA(b) – 0.5%
(1 Year CMT + 2.195%)
366,097	4.847	02/01/35	381,150
(1 Year CMT + 2.220%)
12,506	4.370	06/01/33	13,037
(12M USD LIBOR + 1.494%)
358,426	4.244	09/01/35	368,409
(12M USD LIBOR + 1.591%)
34,810	4.716	12/01/32	36,241
(12M USD LIBOR + 1.656%)
358,322	4.501	10/01/33	373,583
(12M USD LIBOR + 1.670%)
18,686	4.545	11/01/32	19,473
(6M USD LIBOR + 1.413%)
360,137	4.038	05/01/33	368,260

			1,560,153

Adjustable Rate GNMA(b) – 0.6%
(1 Year CMT + 1.500%)
24,164	3.625	06/20/23	24,399
12,542	3.750	07/20/23	12,667
11,719	3.750	08/20/23	11,838
28,491	3.750	09/20/23	28,785
10,302	3.375	03/20/24	10,436
87,154	3.625	04/20/24	88,349
10,789	3.625	05/20/24	10,983
88,790	3.625	06/20/24	89,845
55,046	3.750	07/20/24	55,711
74,386	3.750	08/20/24	75,296
22,542	3.750	09/20/24	22,822
32,022	4.125	11/20/24	32,522
32,527	4.125	12/20/24	33,040
20,709	3.375	01/20/25	21,014
12,127	3.375	02/20/25	12,308
46,005	3.625	05/20/25	46,634
36,395	3.750	07/20/25	36,917
16,442	3.375	02/20/26	16,724
881	3.750	07/20/26	895
44,455	3.375	01/20/27	45,276
17,239	3.375	02/20/27	17,556
133,523	3.625	04/20/27	135,785

54	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GOVERNMENT INCOME FUND

Principal Amount	Interest Rate	Maturity Date		Value

Mortgage-Backed Obligations – (continued)
Adjustable Rate GNMA(b) – (continued)
(1 Year CMT + 1.500%) – (continued)
$11,900	3.625%	05/20/27		$12,103
18,862	3.625	06/20/27		19,196
6,898	4.125	11/20/27		7,043
21,109	4.125	12/20/27		21,555
46,203	3.375	01/20/28		47,116
15,593	3.375	02/20/28		15,903
15,686	3.375	03/20/28		16,000
74,473	3.750	07/20/29		76,015
45,945	3.750	08/20/29		46,870
8,399	3.750	09/20/29		8,568
39,464	4.125	10/20/29		40,396
51,703	4.125	11/20/29		52,930
10,403	4.125	12/20/29		10,645
15,672	3.375	01/20/30		16,023
6,341	3.375	02/20/30		6,484
42,523	3.375	03/20/30		43,480
46,618	3.625	04/20/30		47,593
123,310	3.625	05/20/30		125,901
12,693	3.625	06/20/30		12,960
116,017	3.750	07/20/30		118,476
18,979	3.750	09/20/30		19,370
33,003	4.125	10/20/30		33,796
62,830	3.375	03/20/32		64,376

				1,692,601

FHLMC – 0.6%
405	5.000	06/01/19		405
8,663	6.500	07/01/21		8,890
939	6.500	08/01/22		972
19,813	9.000	10/01/22		20,938
54,239	4.500	10/01/23		56,607
255,788	5.000	08/01/24		265,603
28,463	6.500	07/01/28		29,750
334,350	4.500	03/01/29		349,817
3,870	8.000	07/01/30		4,489
14,629	5.000	08/01/33		15,730
2,736	5.000	09/01/33		2,942
5,583	5.000	10/01/33		6,003
3,529	5.000	11/01/34		3,795
203,291	5.000	12/01/34		218,611
9,920	5.000	07/01/35		10,667
2,967	5.000	11/01/35		3,191
19,243	5.000	12/01/35		20,815
27,314	5.000	02/01/37		29,416
2,465	5.000	03/01/38		2,656
122,126	5.000	07/01/39		131,903
16,768	4.000	06/01/40		17,451
7,775	5.000	08/01/40		8,387
2,132	4.500	11/01/40		2,253
150,195	4.000	02/01/41		156,291
1,303	5.000	04/01/41		1,408
7,362	5.000	06/01/41		7,928
287,084	5.000	07/01/41		307,777
10,616	4.000	11/01/41		11,054
16,431	3.000	05/01/42		16,463

Mortgage-Backed Obligations – (continued)
FHLMC – (continued)
16,937	3.000	08/01/42		16,970
18,518	3.000	01/01/43		18,545
67,606	3.000	02/01/43		67,703

				1,815,430

FNMA – 26.3%
1,377	6.500	08/01/19		1,521
2,391	9.500	10/01/20		2,397
92,610	5.500	02/01/23		98,838
174,485	5.500	08/01/23		186,220
3,893	6.500	11/01/28		4,111
43,650	7.000	07/01/31		47,670
464,709	5.500	07/01/33		499,098
2,240	4.500	07/01/36		2,374
2,451	4.500	04/01/39		2,595
9,013	4.500	05/01/39		9,596
4,607	4.000	08/01/39		4,791
18,272	4.500	08/01/39		19,453
366,543	4.500	12/01/39		390,237
16,827	4.500	01/01/41		17,757
179,516	4.500	05/01/41		189,902
118,267	4.500	08/01/41		125,302
101,173	4.500	08/01/42		107,682
15,533	3.000	11/01/42		15,571
187,530	3.000	12/01/42		188,078
467,842	3.000	01/01/43		469,276
87,847	3.000	02/01/43		88,116
552,447	3.000	03/01/43		554,140
904,576	3.000	04/01/43		907,349
618,777	3.000	05/01/43		620,675
103,743	3.000	06/01/43		104,061
964,635	3.000	07/01/43		967,591
2,020,858	4.500	10/01/44		2,121,183
1,177,859	4.500	04/01/45		1,256,945
132,387	4.500	05/01/45		141,317
779,159	4.500	06/01/45		817,840
731,406	4.000	11/01/45		755,806
234,335	4.000	03/01/46		242,163
21,155	4.500	05/01/46		22,166
161,427	4.000	06/01/46		166,825
39,614	4.000	08/01/46		40,938
272,041	4.500	08/01/46		284,952
259,054	4.000	10/01/46		267,717
61,702	4.500	06/01/47		65,768
2,762,697	4.500	11/01/47		2,917,980
572,223	4.000	12/01/47		597,820
577,204	4.000	01/01/48		603,023
1,945,123	4.000	02/01/48		2,029,808
1,621,772	4.000	03/01/48		1,690,769
945,774	4.000	05/01/48		985,715
1,911,187	4.000	06/01/48		1,995,483
936,312	3.500	01/01/57		948,740
53,000,000	4.500	TBA-30yr	(d)	55,208,099
1,000,000	5.000	TBA-30yr	(d)	1,057,267

				79,842,725

The accompanying notes are an integral part of these financial statements.	55

GOLDMAN SACHS GOVERNMENT INCOME FUND

Schedule of Investments (continued)

March 31, 2019

Principal Amount	Interest Rate	Maturity Date		Value

Mortgage-Backed Obligations – (continued)
GNMA – 18.0%
$54,058	7.000%	12/15/27		$59,723
12,441	6.500	08/15/28		13,658
79,409	6.000	01/15/29		86,185
123,629	7.000	10/15/29		137,760
37,119	5.500	11/15/32		40,135
623,870	5.500	12/15/32		686,031
21,225	5.500	01/15/33		22,809
52,799	5.500	02/15/33		58,134
53,439	5.500	03/15/33		58,854
57,143	5.500	07/15/33		62,437
26,329	5.500	08/15/33		28,861
11,129	5.500	09/15/33		12,011
37,992	5.500	04/15/34		41,619
9,390	5.500	05/15/34		10,048
321,627	5.500	06/15/34		353,708
235,510	5.500	09/15/34		259,002
241,668	5.500	12/15/34		265,782
168,834	5.500	01/15/35		185,566
120,338	5.000	03/15/38		129,126
1,531	5.000	11/15/38		1,634
8,201	4.000	02/20/41		8,564
12,538	4.000	11/20/41		13,089
2,071	4.000	01/20/42		2,162
6,643	4.000	04/20/42		6,934
3,703	4.000	10/20/42		3,862
491,120	4.000	08/20/43		511,625
4,955,845	4.000	10/20/43		5,162,759
7,032	4.000	03/20/44		7,318
8,540	4.000	05/20/44		8,881
588,843	4.000	11/20/44		612,324
2,636,674	4.000	06/20/45		2,736,871
683,840	4.000	01/20/46		709,185
907,738	4.500	02/20/48		946,192
3,428,926	4.500	10/20/48		3,564,185
1,127,093	5.000	11/20/48		1,178,556
7,946,555	4.500	12/20/48		8,272,434
3,486,785	4.500	01/20/49		3,631,409
4,847,342	5.000	01/20/49		5,068,675
997,590	5.000	02/20/49		1,046,562
18,000,000	4.500	TBA-30yr	(d)	18,690,570

				54,695,240

TOTAL FEDERAL AGENCIES				$140,021,232

TOTAL MORTGAGE-BACKED OBLIGATIONS
(Cost $145,448,086)				$146,367,902

Agency Debentures – 14.8%
FFCB
$3,000,000	3.430%	12/06/28		$3,167,820
FHLB
2,200,000	1.875	03/13/20		2,188,186
3,700,000	2.125	06/09/23		3,670,002
2,100,000	3.375	09/08/23		2,196,395
300,000	3.375	12/08/23		313,571

Agency Debentures – (continued)
FNMA
(SOFR + 0.160%)
4,260,000	2.810 (b)	01/30/20		4,263,677
1,400,000	1.875	09/24/26		1,338,722
2,600,000	6.250	05/15/29		3,420,898
4,000,000	6.625	11/15/30		5,521,440
Hashemite Kingdom of Jordan Government AID Bond(e)
4,600,000	2.503	10/30/20		4,612,144
Israel Government AID Bond(e)
1,400,000	5.500	09/18/23		1,582,742
500,000	5.500	12/04/23		566,160
700,000	5.500	04/26/24		802,473
NCUA Guaranteed Notes Series A4(e)
3,400,000	3.000	06/12/19		3,401,914
New Valley Generation V
1,045,342	4.929	01/15/21		1,080,190
Tennessee Valley Authority
6,500,000	3.875	02/15/21		6,676,410

TOTAL AGENCY DEBENTURES
(Cost $44,696,477)				$44,802,744

Asset-Backed Securities – 10.2%
Automotive – 3.6%
Ally Master Owner Trust Series 2018-1, Class A2
$4,100,000	2.700%	01/17/23		$4,096,498
Avis Budget Rental Car Funding AESOP LLC Series 2015-2A, Class A(f)
2,150,000	2.630	12/20/21		2,138,634
Chesapeake Funding II LLC Series 2017-2A, Class A1(f)
1,085,838	1.990	05/15/29		1,078,370
Ford Credit Auto Owner Trust Series 2016-2, Class A(f)
400,000	2.030	12/15/27		393,615
GMF Floorplan Owner Revolving Trust Series 2016-1, Class A1(f)
1,250,000	1.960	05/17/21		1,248,868
Mercedes-Benz Master Owner Trust Series 2017-BA, Class A(b)(f) (1M LIBOR + 0.420%)
1,850,000	2.909	05/16/22		1,852,663

				10,808,648

Student Loan(b) – 6.6%
Access Group, Inc. Series 2005-2, Class A3 (3M USD LIBOR + 0.180%)
11,298	2.833	11/22/24		11,281
Access Group, Inc. Series 2015-1, Class A(f) (1M USD LIBOR + 0.700%)
476,413	3.190	07/25/56		463,321
ECMC Group Student Loan Trust Series 2016-1A, Class A(f) (1M USD LIBOR + 1.350%)
1,305,049	3.840	07/26/66		1,317,298
ECMC Group Student Loan Trust Series 2018-2A, Class A(f) (1M USD LIBOR + 0.800%)
1,582,678	3.310	09/25/68		1,577,228
Edsouth Indenture No. 9 LLC Series 2015-1, Class A(f) (1M USD LIBOR + 0.800%)
1,032,472	3.290	10/25/56		1,022,217

56	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GOVERNMENT INCOME FUND

Principal Amount	Interest Rate		Maturity Date	Value

Asset-Backed Securities – (continued)
Student Loan(b) – (continued)
Education Loan Asset-Backed Trust I Series 2013-1, Class A2(f) (1M USD LIBOR + 0.800%)
$2,750,000	3.290%		04/26/32	$2,756,036
GCO Education Loan Funding Master Trust II Series 2007-1A, Class A6L(f) (3M LIBOR + 0.110%)
874,761	2.787		11/25/26	870,728
Higher Education Funding I Series 2014-1, Class A(f) (3M USD LIBOR + 1.050%)
1,363,685	3.739		05/25/34	1,373,353
Navient Student Loan Trust Series 2016-5A, Class A(f) (1M USD LIBOR + 1.250%)
2,898,374	3.740		06/25/65	2,937,154
Navient Student Loan Trust Series 2016-7A, Class A(f) (1M USD LIBOR + 1.150%)
1,345,083	3.640		03/25/66	1,356,788
Navient Student Loan Trust Series 2017-4A, Class A2(f) (1M USD LIBOR + 0.500%)
850,000	2.990		09/27/66	849,999
Nelnet Student Loan Trust Series 2013-5A, Class A(f) (1M USD LIBOR + 0.630%)
265,458	3.120		01/25/37	264,097
North Carolina State Education Assistance Authority Series 2010-1, Class A1 (3M USD LIBOR + 0.900%)
562,384	3.390		07/25/41	561,218
PHEAA Student Loan Trust Series 2016-1A, Class A(f) (1M USD LIBOR + 1.150%)
1,329,583	3.640		09/25/65	1,350,792
Scholar Funding Trust Series 2013-A, Class A(f) (1M USD LIBOR + 0.650%)
1,644,004	3.143		01/30/45	1,637,245
SLM Student Loan Trust Series 2008-5, Class A4 (3M USD LIBOR + 1.700%)
921,913	4.190		07/25/23	931,475
Utah State Board of Regents Series 2011-1, Class A3 (3M USD LIBOR + 0.850%)
800,000	3.391		05/01/35	800,000
Wachovia Student Loan Trust Series 2005-1, Class A5 (3M USD LIBOR + 0.130%)
41,910	2.620		01/26/26	41,902

				20,122,132

TOTAL ASSET-BACKED SECURITIES
(Cost $30,810,082)				$30,930,780

Municipal Debt Obligations – 1.9%
Alaska(b) – 0.6%
Alaska State Student Loan Corp. Series 2013, Class A (1M USD LIBOR + 0.500%)
$1,822,656	2.990%		08/25/31	$1,824,470

New Hampshire(b)(g) – 0.4%
New Hampshire Higher Education Loan Corp. Series 2011-1, Class A3 (3M USD LIBOR + 0.850%)
1,200,000	3.340		10/25/37	1,208,052

New Jersey – 0.8%
New Jersey Economic Development Authority Series A
2,000,000	7.425		02/15/29	2,463,900

Municipal Debt Obligations – (continued)
Texas(b)(g) – 0.1%
Brazos Higher Education Authority, Inc. Series 2005-2, Class I-A12 (1M USD LIBOR + 0.160%)
452,488	2.982		03/27/23	451,909

TOTAL MUNICIPAL DEBT OBLIGATIONS
(Cost $5,453,376)				$5,948,331

U.S. Treasury Obligations – 40.7%
United States Treasury Bonds
$3,830,000	3.625	%(h)	02/15/44	$4,414,684
3,320,000	3.125		08/15/44	3,526,564
3,200,000	3.000		11/15/44	3,326,649
1,570,000	2.875		08/15/45	1,594,690
11,110,000	2.875		11/15/46	11,276,063
60,000	3.000		05/15/47	62,329
5,080,000	2.750		11/15/47	5,018,519
United States Treasury Inflation Indexed Note
4,010,840	0.750		07/15/28	4,104,372
United States Treasury Note
4,910,000	2.250		03/31/26	4,890,792
United States Treasury Notes
1,000,000	2.500		06/30/20	1,001,403
15,440,000	2.625		06/15/21	15,565,732
820,000	1.875		01/31/22	812,041
500,000	2.000	(h)	07/31/22	496,454
8,040,000	2.625		06/30/23	8,169,287
19,300,000	2.125		07/31/24	19,173,580
5,670,000	2.125		09/30/24	5,628,656
3,600,000	2.125		11/30/24	3,571,804
4,060,000	2.750		06/30/25	4,166,669
7,260,000	2.875		07/31/25	7,505,712
400,000	2.000		08/15/25	392,793
9,180,000	1.625		05/15/26	8,761,366
1,390,000	2.250		02/15/27	1,380,458
United States Treasury Strip Coupon(c)
6,400,000	0.000		11/15/35	4,077,250
1,300,000	0.000		05/15/36	815,598
6,000,000	0.000		11/15/37	3,595,547

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $121,223,813)				$123,329,012

Shares	Dividend Rate	Value

Investment Company(i) – 8.3%
Goldman Sachs Financial Square Government Fund – Institutional Shares
25,252,182	2.437%	$25,252,182
(Cost $25,252,182)

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT
(Cost $372,884,016)		$376,630,951

The accompanying notes are an integral part of these financial statements.	57

GOLDMAN SACHS GOVERNMENT INCOME FUND

Schedule of Investments (continued)

March 31, 2019

Principal Amount	Interest Rate	Maturity Date	Value

Short-term Investment(c) – 0.4%
Commercial Paper – 0.4%
VW Credit, Inc.
$1,150,000	0.000%	12/06/19	$1,125,174
(Cost $1,124,547)

TOTAL INVESTMENTS – 124.6%
(Cost $374,008,563)			$377,756,125

LIABILITIES IN EXCESS OF OTHER ASSETS – (24.6)%			(74,476,387)

NET ASSETS – 100.0%			$303,279,738

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Security with a notional or nominal principal amount. The actual effective yield of this security is different than the stated interest rate.

(b)	Variable rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect on March 31, 2019.

(c)	Issued with a zero coupon. Income is recognized through the accretion of discount.

(d)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total market value of TBA securities (excluding forward sales contracts, if any) amounts to $74,955,936 which represents approximately 24.7% of the Fund’s net assets as of March 31, 2019.
(e)	Guaranteed by the United States Government until maturity. Total market value for these securities amounts to $10,965,433, which represents approximately 3.6% of the Fund’s net assets as of March 31, 2019.

(f)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(g)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.

(h)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.

(i)	Represents an affiliated issuer.

Currency Abbreviations:
USD	—U.S. Dollar

Investment Abbreviations:
CMT	—Constant Maturity Treasury Indexes
FFCB	—Federal Farm Credit Bank
FHLB	—Federal Home Loan Bank
FHLMC	—Federal Home Loan Mortgage Corp.
FNMA	—Federal National Mortgage Association
GNMA	—Government National Mortgage Association
LIBOR	—London Interbank Offered Rate
LLC	—Limited Liability Company
NCUA	—National Credit Union Administration
REMIC	—Real Estate Mortgage Investment Conduit
STRIPS	—Separate Trading of Registered Interest and Principal of Securities
SOFR	—Secured Overnight Funding Rate

ADDITIONAL INVESTMENT INFORMATION

FORWARD SALES CONTRACTS — At March 31, 2019, the Fund had the following forward sales contracts:

Description	Interest Rate	Maturity Date(a)	Settlement Date	Principal Amount	Value
FNMA	3.000%	TBA-30yr	05/13/19	$(2,000,000)	$(1,988,957)
FNMA	4.000	TBA-30yr	04/10/19	(2,000,000)	(2,056,927)
GNMA	4.000	TBA-30yr	05/21/19	(2,000,000)	(2,063,248)
GNMA	4.000	TBA-30yr	04/17/19	(6,000,000)	(6,195,134)

TOTAL (Proceeds Receivable: $12,243,945)					$(12,304,266)

(a)	TBA (To Be Announced) Securities are purchased or sold on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned.

58	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GOVERNMENT INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FUTURES CONTRACTS — At March 31, 2019, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
Eurodollars	157	12/14/20	$38,408,087	$216,035
2 Year U.S. Treasury Notes	74	06/28/19	15,768,938	(4,501)
5 Year U.S. Treasury Notes	106	06/28/19	12,277,781	44,674
20 Year U.S. Treasury Bonds	30	06/19/19	4,489,688	70,297

Total				$326,505

Short position contracts:
Eurodollars	(8)	06/17/19	(1,949,100)	10,887
Eurodollars	(12)	09/16/19	(2,926,200)	(10,228)
Eurodollars	(129)	12/16/19	(31,466,325)	(103,259)
Eurodollars	(34)	03/16/20	(8,303,225)	(61,279)
Eurodollars	(34)	06/15/20	(8,310,875)	(61,415)
Eurodollars	(34)	09/14/20	(8,316,400)	(77,004)
Ultra Long U.S. Treasury Bonds	(28)	06/19/19	(4,704,000)	(102,414)
Ultra 10 Year U.S. Treasury Notes	(52)	06/19/19	(6,904,625)	5,591
10 Year U.S. Treasury Notes	(21)	06/19/19	(2,608,594)	(8,063)

Total				$(407,184)

TOTAL FUTURES CONTRACTS				$(80,679)

SWAP CONTRACTS — At March 31, 2019, the Fund had the following swap contracts:

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACT

Payments Made by the Fund	Payments Received by Fund	Termination Date	Notional Amount (000s)	Market Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)

2.218%(a)	3M LIBOR(b)	08/31/23	$12,410(c)	$19,990	$(855)	$20,845

(a)	Payments made semi-annually.
(b)	Payments made quarterly.
(c)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to March 31, 2019.

PURCHASED OPTIONS CONTRACTS — At March 31, 2019, the Fund had the following purchased options:

EXCHANGE TRADED OPTIONS ON FUTURES

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Portfolio	Unrealized Appreciation/ (Depreciation)
Purchased option contracts
Puts
Eurodollar Futures	$97.75	06/15/2020	170	$425,000	$97,750	$84,914	$12,836

The accompanying notes are an integral part of these financial statements.	59

GOLDMAN SACHS HIGH QUALITY FLOATING RATE FUND

Schedule of Investments

March 31, 2019

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations(a) – 1.9%
Supranational – 1.9%
International Bank for Reconstruction & Development (SOFR + 0.220%)
$9,000,000	2.870%	08/21/20	$8,998,650
(Cost $9,000,000)

Mortgage-Backed Obligations – 31.7%
Collateralized Mortgage Obligations – 22.8%
Interest Only(b) – 0.0%
FNMA REMIC Series 1990-145, Class B
$5	1,004.961%	12/25/20	$17

Regular Floater(a) – 20.8%
FHLMC REMIC Series 1826, Class F (1M LIBOR + 0.400%)
5,706	2.889	09/15/21	5,707
FHLMC REMIC Series 3371, Class FA (1M LIBOR + 0.600%)
631,449	3.089	09/15/37	635,912
FHLMC REMIC Series 3374, Class FT (1M LIBOR + 0.300%)
130,170	2.789	04/15/37	129,657
FHLMC REMIC Series 3545, Class FA (1M LIBOR + 0.850%)
175,179	3.339	06/15/39	176,889
FHLMC REMIC Series 4272, Class FD (1M LIBOR + 0.350%)
3,573,245	2.839	11/15/43	3,558,871
FHLMC REMIC Series 4316, Class FY (1M LIBOR + 0.400%)
1,121,609	2.889	11/15/39	1,121,351
FHLMC REMIC Series 4477, Class FG (1M LIBOR + 0.300%)
3,280,414	2.820	10/15/40	3,267,048
FHLMC REMIC Series 4508, Class CF (1M LIBOR + 0.400%)
8,924,836	2.889	09/15/45	8,920,842
FHLMC REMIC Series 4751, Class EF (1M LIBOR + 0.250%)
10,402,685	2.739	05/15/41	10,337,691
FHLMC REMIC Series 4751, Class FA (1M LIBOR + 0.250%)
8,371,254	2.739	03/15/39	8,309,548
FHLMC STRIPS Series 237, Class F23 (1M LIBOR + 0.400%)
247,981	2.889	05/15/36	247,420
FHLMC STRIPS Series 350, Class F2 (1M LIBOR + 0.350%)
12,025,632	2.870	09/15/40	12,030,937
FNMA REMIC Series 1998-66, Class FC (1M LIBOR + 0.500%)
25,053	2.981	11/17/28	25,113
FNMA REMIC Series 2006-42, Class CF (1M LIBOR + 0.450%)
5,954,930	2.940	06/25/36	5,965,878
FNMA REMIC Series 2006-72, Class XF (1M LIBOR + 0.500%)
225,256	2.990	08/25/36	225,660
FNMA REMIC Series 2007-33, Class HF (1M LIBOR + 0.350%)
38,579	2.840	04/25/37	38,421
FNMA REMIC Series 2007-36, Class F (1M LIBOR + 0.230%)
798,985	2.720	04/25/37	791,846
FNMA REMIC Series 2008-22, Class FD (1M LIBOR + 0.840%)
345,104	3.330	04/25/48	349,628
FNMA REMIC Series 2009-66, Class FP (1M LIBOR + 0.900%)
14,119,954	3.390	09/25/39	14,357,289
FNMA REMIC Series 2009-75, Class MF (1M LIBOR + 1.150%)
537,572	3.640	09/25/39	548,523
FNMA REMIC Series 2010-123, Class FL (1M LIBOR + 0.430%)
1,232,331	2.920	11/25/40	1,231,854

Mortgage-Backed Obligations – (continued)
Regular Floater(a) – (continued)
FNMA REMIC Series 2010-8, Class FE (1M LIBOR + 0.790%)
6,457,316	3.280	02/25/40	6,520,975
FNMA REMIC Series 2011-110, Class FE (1M LIBOR + 0.400%)
2,063,337	2.890	04/25/41	2,061,143
FNMA REMIC Series 2011-63, Class FG (1M LIBOR + 0.450%)
428,403	2.940	07/25/41	428,728
FNMA REMIC Series 2012-56, Class FG (1M LIBOR + 0.500%)
1,348,891	2.990	03/25/39	1,350,833
FNMA REMIC Series 2013-96, Class FW (1M LIBOR + 0.400%)
112,787	2.890	09/25/43	112,802
FNMA REMIC Series 2014-19, Class FA (1M LIBOR + 0.400%)
961,364	2.890	11/25/39	961,158
FNMA REMIC Series 2014-19, Class FJ (1M LIBOR + 0.400%)
1,101,881	2.890	11/25/39	1,101,640
FNMA REMIC Series 2017-45, Class FA (1M LIBOR + 0.320%)
7,641,497	2.829	06/25/47	7,629,464
NCUA Guaranteed Notes Series 2011-R1, Class 1A (1M LIBOR + 0.450%)
240,382	2.963	01/08/20	240,260
NCUA Guaranteed Notes Series 2011-R2, Class 1A (1M LIBOR + 0.400%)
881,121	2.913	02/06/20	880,241
NCUA Guaranteed Notes Series 2011-R3, Class 1A (1M LIBOR + 0.400%)
660,401	2.917	03/11/20	659,729
NCUA Guaranteed Notes Trust Series 2010-R1, Class 1A (1M LIBOR + 0.450%)
1,059,459	2.963	10/07/20	1,058,959
NCUA Guaranteed Notes Trust Series 2010-R2, Class 2A (1M LIBOR + 0.470%)
2,762,860	2.983	11/05/20	2,762,114

			98,044,131

Sequential Fixed Rate – 0.1%
FHLMC REMIC Series 4248, Class LM
528,132	6.500	05/15/41	599,396

Sequential Floating Rate(a) – 1.9%
FHLMC REMIC Series 3588, Class CW (1M USD LIBOR + 0.000%)
957,892	4.645	10/15/37	1,002,347
FNMA REMIC Series 1990-145, Class A (1 Year CMT + 0.000%)
1,903	3.346	12/25/20	1,905
FNMA REMIC Series 1997-20, Class F (1 Year CMT + 0.000%)
64,782	2.749	03/25/27	64,967
Holmes Master Issuer PLC Series 2018-1A, Class A2(c) (3M USD LIBOR + 0.360%)
3,200,000	2.796	10/15/54	3,189,654
Permanent Master Issuer PLC Series 2018-1A, Class 1A1(c) (3M USD LIBOR + 0.380%)
4,500,000	2.816	07/15/58	4,482,171

			8,741,044

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS			$107,384,588

60	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH QUALITY FLOATING RATE FUND

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Obligations – (continued)
Commercial Mortgage-Backed Securities(a) – 7.1%
Sequential Floating Rate – 7.1%
FHLMC Multifamily Structured Pass-Through Certificates Series KF03, Class A (1M LIBOR + 0.340%)
$457,000	2.830%	01/25/21	$456,948
FHLMC Multifamily Structured Pass-Through Certificates Series KS02, Class A (1M LIBOR + 0.380%)
1,246,058	2.870	08/25/23	1,245,504
FHLMC Multifamily Structured Pass-Through Certificates Series KF19, Class A (1M LIBOR + 0.450%)
2,898,803	2.940	06/25/23	2,898,800
FHLMC Multifamily Structured Pass-Through Certificates Series KF31, Class A (1M LIBOR + 0.370%)
4,404,718	2.860	04/25/24	4,389,550
FHLMC Multifamily Structured Pass-Through Certificates Series KF32, Class A (1M LIBOR + 0.370%)
8,164,670	2.860	05/25/24	8,150,326
FHLMC Multifamily Structured Pass-Through Certificates Series J15L, Class AFL (1M LIBOR + 0.350%)
4,580,388	2.840	08/25/25	4,572,206
FNMA ACES Series 2017-M13, Class FA (1M LIBOR + 0.400%)
7,596,549	2.881	10/25/24	7,553,967
FHLMC Multifamily Structured Pass-Through Certificates Series KF42, Class A (1M LIBOR + 0.250%)
4,028,524	2.740	12/25/24	4,008,731

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES			$33,276,032

Federal Agencies – 1.8%
Adjustable Rate FHLMC(a) – 0.7%
(1 Year CMT + 2.130%)
$1,665	6.899%	11/01/19	$1,671
(COF + 1.250%)
596	5.301	01/01/20	601
2,096	2.329	05/01/21	2,086
1,001	2.329	10/01/26	992
(3 Year CMT + 2.559%)
309,020	4.316	08/01/28	311,901
(6M CMT + 2.218%)
66,483	4.735	05/01/29	68,351
(COF + 1.250%)
5,734	4.083	06/01/29	5,986
14,137	2.265	04/01/30	13,989
(COF + 1.249%)
12,025	4.460	06/01/30	12,632
(6M USD LIBOR + 2.268%)
53,889	4.768	12/01/30	55,686
(COF + 1.198%)
3,778	2.448	02/01/31	3,763
(12M MTA + 2.155%)
5,518	3.944	06/01/31	5,754
(12M USD LIBOR + 1.860%)
662,137	4.485	05/01/34	690,452
(12M USD LIBOR + 1.750%)
576,893	4.168	05/01/35	603,274
(3 Year CMT + 2.322%)
14,118	4.612	05/01/35	14,421

Mortgage-Backed Obligations – (continued)
Adjustable Rate FHLMC(a) – (continued)
(1 Year CMT + 2.276%)
1,307,038	4.588	01/01/38	1,355,755

			3,147,314

Adjustable Rate FNMA(a) – 0.8%
(COF + 1.250%)
2,769	2.162	05/01/19	2,766
1,178	2.207	06/01/20	1,177
(1 Year CMT + 2.000%)
840	6.884	02/01/22	856
(1 year CMT + 1.500%)
7,644	4.017	05/20/22	7,614
(6M USD LIBOR + 1.750%)
9,299	4.250	02/01/23	9,423
(6M USD LIBOR + 1.891%)
88,338	4.605	01/01/24	89,972
(6M USD LIBOR + 1.925%)
108,743	4.653	03/01/24	110,948
(1 year CMT + 1.500%)
55,120	3.659	06/20/24	54,951
(COF + 1.250%)
5,687	3.558	06/01/27	5,667
3,844	4.250	12/01/27	3,984
4,552	4.508	01/01/28	4,797
3,494	2.267	06/01/29	3,511
4,074	2.329	06/01/29	4,036
(1 Year CMT + 2.266%)
500,321	4.338	07/01/33	520,217
(1 Year CMT + 2.360%)
185,891	4.722	11/01/34	193,874
(COF + 1.254%)
2,612	4.064	05/01/36	2,641
(12M USD LIBOR + 1.954%)
1,026,037	4.788	03/01/37	1,075,626
(12M MTA + 1.400%)
46,240	3.732	06/01/40	47,159
(12M MTA + 1.200%)
4,274	3.532	02/01/41	4,331
(12M USD LIBOR + 1.550%)
1,673,464	2.567	09/01/44	1,709,599

			3,853,149

Adjustable Rate GNMA(a) – 0.2%
(1 Year CMT + 1.500%)
547,561	3.625	04/20/33	560,619
131,298	3.625	05/20/33	136,102
294,242	3.750	08/20/34	301,847

			998,568

FHLMC – 0.0%
110	3.000	11/01/19	110
3,477	5.500	01/01/20	3,485
10,523	7.000	04/01/21	10,659
11,385	7.000%	08/01/21	11,642
37,682	7.000	05/01/22	38,756
104,498	7.000	06/01/22	107,447

The accompanying notes are an integral part of these financial statements.	61

GOLDMAN SACHS HIGH QUALITY FLOATING RATE FUND

Schedule of Investments (continued)

March 31, 2019

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Obligations – (continued)
FHLMC – (continued)
$954	4.500%	05/01/23	$982

			173,081

FNMA – 0.1%
191	5.000	09/01/19	191
806	5.000	01/01/20	824
11,978	7.000	07/01/21	12,221
31,192	7.000	11/01/21	31,943
21,940	7.000	12/01/21	22,029
52,173	7.000	01/01/22	52,783
6,488	7.000	02/01/22	6,648
16,526	6.000	05/01/38	18,590
20,887	6.000	11/01/38	23,502
46,132	6.000	09/01/39	51,899
17,634	6.000	10/01/39	19,880
12,052	6.000	10/01/40	13,555
17,163	6.000	05/01/41	19,301

			273,366

GNMA – 0.0%
18,006	7.000	04/15/26	19,178

TOTAL FEDERAL AGENCIES			$8,464,656

TOTAL MORTGAGE-BACKED OBLIGATIONS
(Cost $149,710,903)			$149,125,276

Agency Debenture(d) – 0.8%
Hashemite Kingdom of Jordan Government AID Bond
$4,000,000	2.503%	10/30/20	$4,010,560
(Cost $4,000,000)

Asset-Backed Securities(a) – 48.7%
Automotive – 6.2%
Ally Master Owner Trust Series 2017-3, Class A1(e) (1M USD LIBOR + 0.430%)
$11,500,000	2.919%	06/15/22	$11,505,924
Chesapeake Funding II LLC Series 2016-2A, Class A2(c) (1M USD LIBOR + 1.000%)
771,227	3.489	06/15/28	772,437
Chesapeake Funding II LLC Series 2017-3A, Class A2(c) (1M USD LIBOR + 0.340%)
3,281,685	2.829	08/15/29	3,281,191
GMF Floorplan Owner Revolving Trust Series 2017-2, Class A2(c) (1M USD LIBOR + 0.430%)
9,650,000	2.919	07/15/22	9,666,050
Nissan Master Owner Receivables Trust Series 2017-C, Class A (1M USD LIBOR + 0.320%)
4,100,000	2.809	10/17/22	4,101,933

			29,327,535

Asset-Backed Securities(a) – (continued)
Collateralized Loan Obligations(c) – 15.7%
Anchorage Capital CLO Ltd. Series 2014-4RA, Class A (3M USD LIBOR + 1.050%)
3,600,000	3.559	01/28/31	3,569,735
Apex Credit CLO II LLC Series 2017-2A, Class A (3M USD LIBOR + 1.270%)
3,000,000	4.062	09/20/29	2,997,561
Barings CLO Ltd. Series 2018-3A, Class A1 (3M USD LIBOR + 0.950%)
4,000,000	3.419	07/20/29	3,966,872
CBAM CLO Management LLC Series 2017-2A, Class A (3M USD LIBOR + 1.240%)
3,500,000	3.689	10/17/29	3,493,049
Cedar Funding II CLO Ltd. Series 2013-1A, Class A1R (3M USD LIBOR + 1.230%)
1,700,000	3.997	06/09/30	1,697,571
Cedar Funding VII Clo Ltd. Series 18-7A, Class A1 (3M USD LIBOR + 1.000%)
3,000,000	3.469	01/20/31	2,963,091
Cutwater Ltd. Series 2014-1A, Class A1AR (3M USD LIBOR + 1.250%)
1,812,684	3.686	07/15/26	1,812,733
Dryden 64 CLO Ltd. Series 18-64A, Class A(e) (3M USD LIBOR + 0.970%)
5,950,000	3.415	04/18/31	5,860,286
Jamestown CLO X Ltd. Series 2017-10A, Class A1 (3M USD LIBOR + 1.250%)
4,750,000	3.699	07/17/29	4,742,875
Madison Park Funding XXX Ltd. Series 2018-30A, Class A (3M USD LIBOR + 0.750%)
5,200,000	3.186	04/15/29	5,108,990
Newfleet CLO Ltd. Series 2016-1A, Class A1R (3M USD LIBOR + 0.950%)
5,450,000	3.419	04/20/28	5,407,337
OCP CLO Ltd. Series 2014-5A, Class A1R (3M USD LIBOR + 1.080%)
10,000,000	3.588	04/26/31	9,865,950
OCP CLO Ltd. Series 2015-8A, Class A1R (3M USD LIBOR + 0.850%)
3,650,000	3.299	04/17/27	3,634,995
OCP CLO Ltd. Series 2017-13A, Class A1A(e) (3M USD LIBOR + 1.260%)
3,150,000	3.696	07/15/30	3,138,940
OFSI Fund VII Ltd. Series 2014-7A, Class AR (3M USD LIBOR + 0.900%)
2,632,412	3.345	10/18/26	2,628,495
Palmer Square Loan Funding Ltd. Series 2017-1A, Class A1 (3M USD LIBOR + 0.740%)
2,342,931	3.176	10/15/25	2,332,981
Pikes Peak Clo 2 Series 18-2A, Class A (3M USD LIBOR + 1.290%)
6,700,000	4.109	01/18/32	6,689,266
WhiteHorse X Ltd. Series 2015-10A, Class A1R (3M USD LIBOR + 0.930%)
3,750,000	3.379	04/17/27	3,733,084

			73,643,811

62	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH QUALITY FLOATING RATE FUND

Principal Amount	Interest Rate	Maturity Date	Value

Asset-Backed Securities(a) – (continued)
Credit Card – 14.0%
American Express Credit Account Master Trust Series 2017-2, Class A (1M LIBOR + 0.450%)
$6,700,000	2.939%	09/16/24	$6,729,045
CARDS II Trust Series 2017-1A, Class A(c) (1M LIBOR + 0.370%)
2,500,000	2.859	04/18/22	2,500,145
CARDS II Trust Series 2017-2A, Class A(c) (1M LIBOR + 0.260%)
3,600,000	2.849	10/17/22	3,600,384
Citibank Credit Card Issuance Trust Series 2017-A5, Class A5 (1M LIBOR + 0.620%)
10,100,000	3.101	04/22/26	10,147,931
Citibank Credit Card Issuance Trust Series 2017-A7, Class A7 (1M LIBOR + 0.370%)
10,750,000	2.883	08/08/24	10,760,431
Evergreen Credit Card Trust Series 2019-1, Class A(c) (1M USD LIBOR + 0.480%)
8,700,000	3.056	01/15/23	8,723,069
Golden Credit Card Trust Series 2017-4A, Class A(c) (1M USD LIBOR + 0.520%)
11,200,000	3.009	07/15/24	11,221,378
Golden Credit Card Trust Series 2019-1A, Class A(c) (1M USD LIBOR + 0.450%)
3,500,000	2.939	12/15/22	3,504,154
Trillium Credit Card Trust II Series 2018-1A, Class A(c)(e) (1M USD LIBOR + 0.250%)
8,900,000	2.734	02/27/23	8,898,321

			66,084,858

Other(c) – 0.1%
Mill City Mortgage Loan Trust Series 2016-1, Class A1
604,932	2.500	04/25/57	596,113

Student Loan – 12.7%
Academic Loan Funding Trust Series 2013-1, Class A(c) (1M USD LIBOR + 0.800%)
2,220,519	3.290	12/26/44	2,206,955
Access Group, Inc. Series 2005-2, Class A3 (3M USD LIBOR + 0.180%)
13,152	2.833	11/22/24	13,133
Access Group, Inc. Series 2015-1, Class A(c) (1M USD LIBOR + 0.700%)
1,024,287	3.190	07/25/56	996,141
Access to Loans for Learning Student Loan Corp. Series 2013-I, Class A (1M USD LIBOR + 0.800%)
1,865,191	3.290	02/25/41	1,860,567
ALG Student Loan Trust I Series 2006-1A, Class A3(c) (3M USD LIBOR + 0.150%)
3,946,800	2.915	10/28/23	3,941,891
Bank of America Student Loan Trust Series 2010-1A, Class A(c) (3M USD LIBOR + 0.800%)
873,311	3.290	02/25/43	876,842
Brazos Higher Education Authority, Inc. Series 2011-1, Class A2 (3M USD LIBOR + 0.800%)
5,828,641	3.477	02/25/30	5,828,653

Asset-Backed Securities(a) – (continued)
Student Loan – (continued)
ECMC Group Student Loan Trust Series 2016-1A, Class A(c) (1M USD LIBOR + 1.350%)
1,241,388	3.840	07/26/66	1,253,039
Education Loan Asset-Backed Trust I Series 2013-1, Class A1(c) (1M USD LIBOR + 0.800%)
1,082,740	3.290	06/25/26	1,084,012
Education Loan Asset-Backed Trust I Series 2013-1, Class A2(c) (1M USD LIBOR + 0.800%)
3,000,000	3.290	04/26/32	3,006,585
Educational Funding of the South, Inc. Series 2012-1, Class A (1M USD LIBOR + 1.050%)
1,674,351	3.540	03/25/36	1,683,052
Educational Services of America, Inc. Series 2010-1, Class A1(c) (3M USD LIBOR + 0.850%)
656,621	3.340	07/25/23	657,477
Educational Services of America, Inc. Series 2012-1, Class A1(c) (1M USD LIBOR + 1.150%)
1,649,282	3.640%	09/25/40	1,653,381
Educational Services of America, Inc. Series 2014-1, Class A(c) (1M USD LIBOR + 0.700%)
1,725,433	3.190	02/25/39	1,725,431
EFS Volunteer No. 2 LLC Series 2012-1, Class A2(c) (1M USD LIBOR + 1.350%)
1,950,000	3.840	03/25/36	1,987,469
EFS Volunteer No. 3 LLC Series 2012-1, Class A3(c) (1M USD LIBOR + 1.000%)
1,182,931	3.490	04/25/33	1,188,168
GCO Education Loan Funding Master Trust II Series 2007-1A, Class A6L(c) (3M LIBOR + 0.110%)
969,330	2.787	11/25/26	964,860
Goal Capital Funding Trust Series 2010-1, Class A(c) (3M USD LIBOR + 0.700%)
42,558	3.389	08/25/48	42,799
Higher Education Funding I Series 2014-1, Class A(c) (3M USD LIBOR + 1.050%)
1,500,054	3.739	05/25/34	1,510,688
Illinois Student Assistance Commission Series 2010-1, Class A3 (3M USD LIBOR + 0.900%)
1,112,386	3.390	07/25/45	1,115,160
Kentucky Higher Education Student Loan Corp. Series 2015-1, Class A1 (1M USD LIBOR + 0.750%)
3,694,200	3.259	12/01/31	3,647,246
Knowledgeworks Foundation Student Loan Series 2010-1, Class A (3M USD LIBOR + 0.950%)
1,308,522	3.639	02/25/42	1,312,099
Massachusetts Educational Financing Authority Series 2008-1, Class A1 (3M USD LIBOR + 0.950%)
403,261	3.440	04/25/38	404,485
Missouri Higher Education Loan Authority Series 2010-2, Class A1 (3M USD LIBOR + 0.850%)
2,183,852	3.527	08/27/29	2,217,538
Missouri Higher Education Loan Authority Series 2011-1, Class A1 (3M USD LIBOR + 0.850%)
3,531,797	3.672	06/25/36	3,548,814

The accompanying notes are an integral part of these financial statements.	63

GOLDMAN SACHS HIGH QUALITY FLOATING RATE FUND

Schedule of Investments (continued)

March 31, 2019

Principal Amount	Interest Rate	Maturity Date	Value

Asset-Backed Securities(a) – (continued)
Student Loan – (continued)
Montana Higher Education Student Assistance Corp. Series 2012-1, Class A2 (1M USD LIBOR + 1.000%)
$2,290,648	3.480%	05/20/30	$2,308,658
NCUA Guaranteed Notes Series 2010-A1, Class A (1M LIBOR + 0.350%)
185,932	2.862	12/07/20	186,094
Nelnet Student Loan Trust Series 2006-2, Class A5 (3M USD LIBOR + 0.100%)
583,909	2.590	01/25/30	583,735
Northstar Education Finance, Inc. Series 2012-1, Class A(c) (1M USD LIBOR + 0.700%)
463,412	3.190	12/26/31	463,187
Rhode Island Student Loan Authority Series 2012-1, Class A1 (1M USD LIBOR + 0.900%)
1,604,860	3.409	07/01/31	1,595,478
Scholar Funding Trust Series 2010-A, Class A(c) (3M USD LIBOR + 0.750%)
811,834	3.259	10/28/41	804,456
Scholar Funding Trust Series 2013-A, Class A(c) (1M USD LIBOR + 0.650%)
2,191,552	3.143	01/30/45	2,182,542
SLC Student Loan Center Series 2011-1, Class A(c) (1M USD LIBOR + 1.220%)
753,466	3.710	10/25/27	757,444
SLC Student Loan Trust Series 2010-1, Class A (3M USD LIBOR + 0.875%)
632,881	3.552	11/25/42	637,553
SLM Student Loan Trust Series 2004-8A, Class A5(c) (3M USD LIBOR + 0.500%)
363,655	2.990	04/25/24	363,997
SLM Student Loan Trust Series 2008-2, Class A3 (3M USD LIBOR + 0.750%)
511,465	3.240	04/25/23	508,104
SLM Student Loan Trust Series 2008-5, Class A4 (3M USD LIBOR + 1.700%)
301,395	4.190	07/25/23	304,521
SLM Student Loan Trust Series 2012-3, Class A (1M USD LIBOR + 0.650%)
904,043	3.140	12/27/38	902,202
South Texas Higher Education Authority, Inc. Series 2012-1, Class A2 (3M USD LIBOR + 0.850%)
388,578	3.187	10/01/24	389,990
Utah State Board of Regents Series 2011-1, Class A3 (3M USD LIBOR + 0.850%)
900,000	3.391	05/01/35	900,000
Utah State Board of Regents Series 2015-1, Class A (1M USD LIBOR + 0.600%)
1,957,196	3.090	02/25/43	1,934,100
Wachovia Student Loan Trust Series 2005-1, Class A5 (3M USD LIBOR + 0.130%)
46,567	2.620	01/26/26	46,558

			59,595,104

TOTAL ASSET-BACKED SECURITIES
(Cost $229,451,687)			$229,247,421

Municipal Debt Obligations(a) – 2.7%
Alaska – 0.3%
Alaska State Student Loan Corp. Series 2013, Class A (1M USD LIBOR + 0.500%)
$1,411,917	2.986%	08/25/31	$1,413,322

New Hampshire(e) – 0.7%
New Hampshire Higher Education Loan Corp. Series 2011-1, Class A3 (3M USD LIBOR + 0.850%)
1,300,000	3.621	10/25/37	1,308,723
New Hampshire State Higher Education Loan Corp. (Taxable- Student Loan) Series 2012-1 (1M USD LIBOR + 0.500%)
2,065,365	2.986	10/25/28	2,063,651

			3,372,374

Rhode Island(e) – 0.1%
Rhode Island Student Loan Authority RB (Taxable – FFELP Loan Backed) Series 2014-1 (1M USD LIBOR + 0.700%)
423,777	3.189	10/02/28	421,967

Utah – 1.6%
Utah State Board of Regents RB (Taxable-Student Loan) Series 2012-1 (1M USD LIBOR + 0.750%)
7,426,143	3.236	12/26/31	7,430,970
Utah State Board of Regents Student Loan RB (Taxable) Series 2011, Class A2(e) (3M USD LIBOR + 0.850%)
324,556	3.586	05/01/29	325,196

			7,756,166

TOTAL MUNICIPAL DEBT OBLIGATIONS
(Cost $12,959,457)			$12,963,829

U.S. Treasury Obligations(a) – 9.8%
United States Treasury Floating Rate Notes
(U.S. Treasury 3M Bill Money Market Yield + 0.045)
$32,000,000	2.470%	10/31/20	$31,949,222
(U.S. Treasury 3M Bill Money Market Yield + 0.115)
14,200,000	2.540	01/31/21	14,186,249

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $46,172,195)			$46,135,471

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT
(Cost $451,294,242)			$450,481,207

Short-term Investments – 3.9%
Commercial Paper(f) – 2.8%
AT&T, Inc.
$2,500,000	0.000%	06/05/19	$2,486,466
VW Credit, Inc.
2,650,000	0.000	12/06/19	2,592,792
8,200,000	0.000	07/08/19	8,133,790

			13,213,048

64	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH QUALITY FLOATING RATE FUND

Principal Amount	Interest Rate	Maturity Date	Value

Short-term Investments – (continued)
Repurchase Agreements(g) – 1.1%
Joint Repurchase Agreement Account II
$5,200,000	2.600%	04/01/19	$5,200,000

TOTAL SHORT-TERM INVESTMENTS
(Cost $18,403,703)			$18,413,048

TOTAL INVESTMENTS – 99.5%
(Cost $469,697,945)			$468,894,255

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.5%			2,224,268

NET ASSETS – 100.0%			$471,118,523

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Variable rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect on March 31, 2019.

(b)	Security with a notional or nominal principal amount. The actual effective yield of this security is different than the stated interest rate.

(c)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(d)	Guaranteed by the United States Government until maturity. Total market value for these securities amounts to $4,010,560, which represents approximately 0.9% of the Fund’s net assets as of March 31, 2019.

(e)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.
(f)	Issued with a zero coupon. Income is recognized through the accretion of discount.

(g)	Joint repurchase agreement was entered into on March 29, 2019. Additional information appears on page 96.

Currency Abbreviations:
USD	—U.S. Dollar

Investment Abbreviations:
ACES	—Alternative Credit Enhancement Securities
CLO	—Collateralized Loan Obligation
CMT	—Constant Maturity Treasury Indexes
COF	—Cost of Funds
FHLMC	—Federal Home Loan Mortgage Corp.
FNMA	—Federal National Mortgage Association
GNMA	—Government National Mortgage Association
LIBOR	—London Interbank Offered Rate
LLC	—Limited Liability Company
MTA	—Monthly Treasury Average
NCUA	—National Credit Union Administration
PLC	—Public Limited Company
RB	—Revenue Bond
REMIC	—Real Estate Mortgage Investment Conduit
STRIPS	—Separate Trading of Registered Interest and Principal of Securities
SOFR	—Secured Overnight Funding Rate

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At March 31, 2019, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
5 Year U.S. Treasury Notes	258	06/28/19	$29,883,656	$266,056
20 Year U.S. Treasury Bonds	26	06/19/19	3,891,063	27,157

Total				$293,213
Short position contracts:
Ultra Long U.S. Treasury Bonds	(14)	06/19/19	(2,352,000)	(27,232)
Ultra 10 Year U.S. Treasury Notes	(17)	06/19/19	(2,257,281)	(46,792)
2 Year U.S. Treasury Notes	(42)	06/28/19	(8,949,938)	(33,883)
10 Year U.S. Treasury Notes	(29)	06/19/19	(3,602,344)	(5,213)

Total				$(113,120)

TOTAL FUTURES CONTRACTS				$180,093

The accompanying notes are an integral part of these financial statements.	65

GOLDMAN SACHS HIGH QUALITY FLOATING RATE FUND

Schedule of Investments (continued)

March 31, 2019

ADDITIONAL INVESTMENT INFORMATION (continued)

SWAP CONTRACTS — At March 31, 2019, the Fund had the following swap contracts:

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACT

Payments Made by the Fund	Payments Received by Fund	Termination Date	Notional Amount (000s)(c)	Market Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)

2.218(a)	3M LIBOR(b)	08/31/23	$25,290	$40,738	$4,479	$36,259

(a)	Payments made semi-annually.
(b)	Payments made quarterly.
(c)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to March 31, 2019.

66	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INFLATION PROTECTED SECURITIES FUND

Schedule of Investments

March 31, 2019

Principal Amount	Interest Rate		Maturity Date	Value

U.S. Treasury Obligations – 95.2%
United States Treasury Inflation Indexed Bonds
$16,981,840	0.125%		04/15/20	$16,903,256
19,009,442	0.125		04/15/21	18,863,137
72,736,989	0.125	(a)	04/15/22	72,015,375
28,896,660	0.125		01/15/23	28,581,783
41,576,740	0.625		01/15/26	42,074,101
53,342,032	0.125		07/15/26	52,208,154
10,315,503	0.375		01/15/27	10,230,753
19,961,436	0.375		07/15/27	19,825,506
35,305,840	0.500		01/15/28	35,255,151
35,796,747	0.750		07/15/28	36,631,520
293,080	2.500	(a)	01/15/29	347,590
28,198,017	1.375		02/15/44	31,213,319
19,453,252	0.750		02/15/45	18,738,657
4,797,196	1.000		02/15/48	4,908,534
United States Treasury Note
3,120,000	2.250		03/31/26	3,107,795

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $383,584,487)				$390,904,631

Shares	Dividend Rate	Value

Investment Company(b) – 3.5%
Goldman Sachs Financial Square Government Fund – Institutional Shares
14,311,970	2.437%	$14,311,970
(Cost $14,311,970)

TOTAL INVESTMENTS – 98.7%
(Cost $397,896,457)		$405,216,601

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.3%		5,440,089

NET ASSETS – 100.0%		$410,656,690

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.

(b)	Represents an affiliated issuer.

Investment Abbreviations:
CPI-U	—Consumer Price Index for All Urban Consumers
LIBOR	—London Interbank Offered Rate

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At March 31, 2019, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
Eurodollars	12	06/17/19	$2,923,650	$5,860
Ultra Long U.S. Treasury Bonds	34	06/19/19	5,712,000	212,163
5 Year U.S. Treasury Notes	723	06/28/19	83,743,734	708,268

Total				$926,291
Short position contracts:
Eurodollars	(59)	09/16/19	(14,387,150)	(50,287)
Eurodollars	(148)	12/16/19	(36,100,900)	(131,737)
Eurodollars	(26)	09/14/20	(6,359,600)	(44,585)
Ultra 10 Year U.S. Treasury Notes	(90)	06/19/19	(11,950,312)	(247,417)
2 Year U.S. Treasury Notes	(23)	06/28/19	(4,901,156)	(16,595)
10 Year U.S. Treasury Notes	(13)	06/19/19	(1,614,844)	(273)
20 Year U.S. Treasury Bonds	(68)	06/19/19	(10,176,625)	(258,531)

Total				$(749,425)

TOTAL FUTURES CONTRACTS				$176,866

The accompanying notes are an integral part of these financial statements.	67

GOLDMAN SACHS INFLATION PROTECTED SECURITIES FUND

Schedule of Investments (continued)

March 31, 2019

ADDITIONAL INVESTMENT INFORMATION (continued)

SWAP CONTRACTS — At March 31, 2019, the Fund had the following swap contracts:

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

Payments Made by the Fund	Payments Received by Fund (%)	Termination Date	Notional Amount (000s)		Market Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)
2.218%(a)	3M LIBOR(b)	08/31/23	$31,190	(c)	$50,241	$5,522	$44,719
2.251(d)	12M USA CPI-U	02/20/24	17,900		(362,397)	152	(362,549)
2.104(d)	12M USA CPI-U	12/14/24	10,000		(103,510)	109	(103,619)
2.014(d)	12M USA CPI-U	02/06/26	6,100		(25,614)	80	(25,694)
2.015(d)	12M USA CPI-U	02/06/26	6,100		(25,821)	80	(25,901)
2.007(d)	12M USA CPI-U	02/07/26	6,300		(22,873)	83	(22,956)
3.000(a)	3M LIBOR(b)	06/19/26	15,100	(c)	(666,405)	(434,191)	(232,214)
12M USA CPI-U (d)	2.110%	02/06/29	6,100		32,482	91	32,391
12M USA CPI-U (d)	2.112	02/06/29	6,100		33,672	91	33,581
12M USA CPI-U (d)	2.103	02/07/29	6,300		28,373	94	28,279

TOTAL					$(1,061,852)	$(427,889)	$(633,963)

(a)	Payments made semi-annually.
(b)	Payments made quarterly.
(c)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to March 31, 2019.
(d)	Payments made at the termination date.

PURCHASED OPTIONS CONTRACTS — At March 31, 2019, the Fund had the following purchased options:

EXCHANGE TRADED OPTIONS ON FUTURES

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Portfolio	Unrealized Appreciation/ (Depreciation)
Purchased option contracts
Puts
Eurodollar Futures	$97.75	06/15/2020	108	$270,000	$62,100	$53,945	$8,155

68	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND

Schedule of Investments

March 31, 2019

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Obligations – 30.0%
Collateralized Mortgage Obligations – 6.4%
Interest Only(a) – 0.0%
FHLMC REMIC Series 1161, Class U
$38	1,172.807%	11/15/21	$347

Inverse Floaters(b) – 0.0%
FNMA REMIC Series 1990-134, Class SC (-1x1M LIBOR + 21.600%)
1,888	17.865	11/25/20	2,036

Regular Floater(b) – 1.3%
FNMA REMIC Series 2007-33, Class HF (1M LIBOR + 0.350%)
332,016	2.840	04/25/37	330,651
NCUA Guaranteed Notes Series 2011-R1, Class 1A (1M LIBOR + 0.450%)
1,407,951	2.963	01/08/20	1,407,236
NCUA Guaranteed Notes Series 2011-R2, Class 1A (1M LIBOR + 0.400%)
5,903,516	2.913	02/06/20	5,897,616
NCUA Guaranteed Notes Series 2011-R3, Class 1A (1M LIBOR + 0.400%)
4,476,054	2.917	03/11/20	4,471,496
NCUA Guaranteed Notes Trust Series 2010-R1, Class 1A (1M LIBOR + 0.450%)
1,292,390	2.963	10/07/20	1,291,780

			13,398,779

Sequential Fixed Rate – 5.1%
FDIC Structured Sale Guaranteed Notes Series 2010-S1, Class 2A(c)
2,027,319	3.250	04/25/38	2,009,587
FHLMC REMIC Series 108, Class G
987	8.500	12/15/20	996
FHLMC REMIC Series 1980, Class Z
291,409	7.000	07/15/27	323,750
FHLMC REMIC Series 2019, Class Z
213,628	6.500	12/15/27	232,485
FHLMC REMIC Series 2755, Class ZA
608,927	5.000	02/15/34	658,502
FHLMC REMIC Series 3530, Class DB
2,536,542	4.000	05/15/24	2,595,825
FHLMC REMIC Series 4273, Class PD
954,428	6.500	11/15/43	1,096,319
FHLMC REMIC Series 4619, Class NA
3,725,579	3.000	03/15/44	3,759,233
FHLMC REMIC Series 4663, Class KA
31,018,382	3.500	11/15/42	31,532,272
FNMA REMIC Series 1989-66, Class J
8	7.000	09/25/19	8
FNMA REMIC Series 1990-16, Class E
11,457	9.000	03/25/20	11,651
FNMA REMIC Series 2012-111, Class B
387,738	7.000	10/25/42	443,212
FNMA REMIC Series 2012-153, Class B
1,385,494	7.000	07/25/42	1,591,312
FNMA REMIC Series 2015-30, Class EA
6,321,988	3.000	05/25/45	6,369,893

			50,625,045

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS			$64,026,207

Mortgage-Backed Obligations – (continued)
Commercial Mortgage-Backed Securities – 4.1%
Sequential Fixed Rate – 3.5%
FHLMC Multifamily Structured Pass Through Certificates Series K716, Class A2
16,100,000	3.130	06/25/21	16,254,132
FHLMC Multifamily Structured Pass Through Certificates Series K717, Class A2
18,600,000	2.991	09/25/21	18,741,709

			34,995,841

Sequential Floating Rate(b) – 0.6%
FHLMC Multifamily Structured Pass-Through Certificates Series KF03, Class A (1M LIBOR + 0.340%)
348,694	2.830	01/25/21	348,654
FHLMC Multifamily Structured Pass Through Certificates Series KP02, Class A2
6,395,635	2.355	04/25/21	6,400,811

			6,749,465

TOTAL COMMERCIAL MORTGAGE- BACKED SECURITIES			$41,745,306

Federal Agencies – 19.5%
Adjustable Rate FHLMC(b) – 0.7%
FHLMC (3 Year CMT + 2.228%)
$294	3.102%	10/01/25	$292
FHLMC (12M USD LIBOR + 1.840%)
341,204	4.507	11/01/34	356,331
FHLMC (1 Year CMT + 2.250%)
940,606	4.245	06/01/35	978,991
FHLMC (12M USD LIBOR + 2.330%)
88,453	4.693	05/01/36	93,152
FHLMC (6M USD LIBOR + 2.055%)
14,658	4.554	10/01/36	15,307
FHLMC (12M USD LIBOR + 2.000%)
11,135	4.875	11/01/36	11,726
FHLMC (12M USD LIBOR + 1.719%)
425,230	3.056	06/01/42	438,908
FHLMC (12M USD LIBOR + 1.612%)
5,275,239	2.537	11/01/44	5,379,546

			7,274,253

Adjustable Rate FNMA(b) – 1.0%
FNMA (1 Year CMT + 2.195%)
534	4.085	02/01/27	536
FNMA (COF + 1.799%)
33,752	2.855	08/01/29	33,985
FNMA (12M USD LIBOR + 1.755%)
30,834	4.505	07/01/32	32,183
FNMA (1 Year CMT + 2.255%)
2,136	4.505	07/01/32	2,248
FNMA (12M USD LIBOR + 1.225%)
12,147	4.100	01/01/33	12,382
FNMA (12M USD LIBOR + 1.800%)
549,475	4.321	05/01/33	575,226
FNMA (COF + 1.250%)
608,728	4.609	08/01/33	641,447

The accompanying notes are an integral part of these financial statements.	69

GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND

Schedule of Investments (continued)

March 31, 2019

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Obligations – (continued)
Adjustable Rate FNMA(b) – (continued)
FNMA (6M USD LIBOR + 2.250%)
$113,908	5.125%	08/01/33	$118,636
FNMA (1 Year CMT + 2.288%)
453,836	4.996	02/01/34	477,944
FNMA (12M USD LIBOR + 1.720%)
418,166	4.028	05/01/34	437,645
FNMA (12M USD LIBOR + 1.695%)
256,022	4.320	05/01/34	267,291
FNMA (1 Year CMT + 2.220%)
471,518	4.337	06/01/34	496,565
FNMA (12M USD LIBOR + 1.664%)
321,781	4.414	10/01/34	335,799
FNMA (12M USD LIBOR + 1.673%)
162,902	4.531	10/01/34	170,166
FNMA (12M USD LIBOR + 1.506%)
188,302	4.631	02/01/35	195,980
FNMA (12M USD LIBOR + 1.510%)
52,501	4.635	02/01/35	54,647
FNMA (12M USD LIBOR + 1.643%)
197,033	3.967	03/01/35	206,061
FNMA (12M USD LIBOR + 1.720%)
208,661	4.845	03/01/35	218,958
FNMA (12M USD LIBOR + 1.325%)
467,677	3.897	04/01/35	479,311
FNMA (12M USD LIBOR + 1.720%)
89,291	4.095	04/01/35	92,488
FNMA (12M USD LIBOR + 1.404%)
160,030	3.835	05/01/35	165,839
FNMA (1 Year CMT + 2.082%)
189,974	4.439	10/01/35	199,679
FNMA (12M USD LIBOR + 1.720%)
433,094	4.716	03/01/36	451,369
FNMA (12M USD LIBOR + 1.953%)
812,531	4.202	04/01/36	853,207
FNMA (12M MTA + 1.949%)
189,745	4.265	04/01/36	197,447
FNMA (12M USD LIBOR + 1.898%)
619,250	4.648	06/01/36	645,385
FNMA (12M MTA + 2.322%)
458,830	4.665	06/01/36	483,766
FNMA (12M MTA + 2.362%)
958,454	4.700	07/01/36	1,011,829
(12M USD LIBOR + 1.935%)
181,235	4.810	11/01/36	190,863
FNMA (12M USD LIBOR + 1.771%)
701,668	4.615	07/01/37	732,845
FNMA (12M USD LIBOR + 1.820%)
38,142	4.774	12/01/46	40,168

			9,821,895

Adjustable Rate GNMA(b) – 0.3%
GNMA (1 Year CMT + 1.500%)
144,035	3.625	05/20/34	147,429
GNMA (1 Year CMT + 1.500%)
317,474	3.750	07/20/34	325,311

Mortgage-Backed Obligations – (continued)
Adjustable Rate GNMA(b) – (continued)
GNMA (1 Year CMT + 1.500%)
257,625	3.750	08/20/34	264,284
(1 Year CMT + 1.500%)
1,803,432	3.750	09/20/34	1,848,761
GNMA (1 Year CMT + 1.500%)
223,999	4.125	10/20/34	230,606
GNMA (1 Year CMT + 1.500%)
370,920	4.125	12/20/34	381,914

			3,198,305

FHLMC – 0.8%
17,213	5.500	01/01/20	17,251
56,183	7.000	04/01/22	57,590
954	4.500	05/01/23	983
11,765	7.500	01/01/31	12,506
35,900	4.500	07/01/33	37,897
1,049,505	4.500	08/01/33	1,109,566
2,161,299	4.500	09/01/33	2,283,958
208,357	4.500	10/01/33	220,501
4,650	4.500	04/01/34	4,886
4,962	4.500	04/01/35	5,253
2,921	4.500	07/01/35	3,087
9,809	4.500	08/01/35	10,376
46,503	4.500	09/01/35	49,198
19,988	4.500	10/01/35	21,015
2,103	4.500	12/01/35	2,210
1,352	4.500	05/01/36	1,431
1,286	6.000	06/01/36	1,381
124,734	4.500	01/01/38	132,052
2,224	4.500	04/01/38	2,348
507	4.500	05/01/38	536
7,505	4.500	06/01/38	7,882
197,178	4.500	09/01/38	209,554
4,085	4.500	01/01/39	4,313
117,370	4.500	02/01/39	124,294
55,713	4.500	03/01/39	59,047
11,840	4.500	04/01/39	12,548
344,841	4.500	05/01/39	365,483
959,181	4.500	06/01/39	1,016,600
21,136	4.500	07/01/39	22,401
43,842	4.500	08/01/39	46,465
61,897	4.500	09/01/39	65,603
12,324	4.500	10/01/39	13,062
23,222	4.500	11/01/39	24,612
48,427	4.500	12/01/39	51,327
37,948	4.500	01/01/40	40,221
10,250	4.500	02/01/40	10,846
31,199	4.500	04/01/40	32,987
45,413	4.500	05/01/40	47,988
52,876	4.500	06/01/40	55,874
53,961	4.500	07/01/40	57,021
45,660	4.500	08/01/40	48,249
28,913	4.500	09/01/40	30,553
10,915	4.500	10/01/40	11,534
19,330	4.500	02/01/41	20,436
36,209	4.500	03/01/41	38,354

70	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Obligations – (continued)
FHLMC – (continued)
$107,783	4.500%	04/01/41	$114,167
88,837	4.500	05/01/41	94,099
173,507	4.500	06/01/41	183,783
13,326	4.500	07/01/41	14,115
430,307	4.500	08/01/41	455,770
443,924	4.500	09/01/41	469,123
26,859	4.500	12/01/41	28,449
316,806	4.500	03/01/42	335,569

			8,086,354

FNMA – 15.4%
62	5.500	08/01/19	62
329	5.000	09/01/19	330
330	7.000	11/01/19	330
28,718,497	4.313	07/01/21	29,632,546
442,850	5.500	09/01/23	457,278
122,791	5.500	10/01/23	126,898
1,011,286	6.000	02/01/24	1,091,935
497,794	6.000	08/01/26	536,595
81,037	6.000	10/01/26	87,464
173,895	6.000	11/01/27	187,741
1,187,344	6.000	02/01/28	1,279,893
544,874	6.000	07/01/28	587,345
139,386	6.000	08/01/28	150,251
208,815	6.000	09/01/28	225,091
12,948	6.000	01/01/29	13,957
39,280	6.000	03/01/29	42,407
19,916	6.000	12/01/31	21,864
67,262	6.000	09/01/32	74,710
41,665	6.000	10/01/32	46,486
38,651	6.000	11/01/32	42,875
14,736	6.000	02/01/33	16,380
11,506	6.000	03/01/33	12,855
2,802	6.000	04/01/33	3,126
2,776	6.000	11/01/33	3,100
24,052,326	6.000	05/01/34	26,668,504
57,209	6.000	07/01/34	64,073
4,281	6.000	10/01/34	4,800
108,186	6.000	01/01/35	121,143
85,824	6.000	03/01/35	95,843
1,454,611	6.000	04/01/35	1,618,452
173,970	6.000	05/01/35	195,146
211,380	6.000	06/01/35	237,868
33,438	6.000	08/01/35	37,646
84,157	6.000	09/01/35	94,652
654,179	6.000	11/01/35	736,423
677,900	6.000	12/01/35	760,818
1,492,786	6.000	01/01/36	1,678,430
503,871	6.000	02/01/36	567,278
290,327	6.000	03/01/36	327,032
2,000,316	6.000	04/01/36	2,250,774
359,273	6.000	05/01/36	405,077
375,207	6.000	06/01/36	422,816
683,483	6.000	07/01/36	769,599
3,731,554	6.000	08/01/36	4,199,672
916,917	6.000	09/01/36	1,018,678

Mortgage-Backed Obligations – (continued)
FNMA – (continued)
1,577,663	6.000	10/01/36	1,779,423
577,878	4.500	11/01/36	611,315
2,543,323	6.000	11/01/36	2,869,462
432,685	6.000	12/01/36	488,751
7,366	6.000	01/01/37	8,330
172,947	6.000	02/01/37	194,997
462,424	6.000	03/01/37	521,452
291,789	6.000	04/01/37	329,361
6,838,193	6.000	05/01/37	7,704,519
424,865	6.000	07/01/37	478,849
760,871	6.000	08/01/37	858,097
509,558	6.000	09/01/37	574,549
171,134	6.000	10/01/37	193,121
230,998	7.500	10/01/37	262,680
364,152	6.000	11/01/37	409,869
2,625,225	6.000	12/01/37	2,955,392
3,073,321	6.000	01/01/38	3,458,284
2,040,315	6.000	02/01/38	2,302,835
351,155	6.000	03/01/38	395,240
4,510	6.000	04/01/38	5,082
6,603,965	6.000	05/01/38	7,455,940
73,780	6.000	06/01/38	83,354
7,775,841	6.000	07/01/38	8,747,509
157,216	6.000	08/01/38	176,651
676,176	6.000	09/01/38	760,703
103,018	6.000	10/01/38	115,840
913,784	6.000	11/01/38	1,025,622
729,836	6.000	12/01/38	825,683
115,419	6.000	01/01/39	129,938
130,583	4.500	02/01/39	137,976
116,677	4.500	04/01/39	123,504
214,848	6.000	04/01/39	241,977
9,025	4.500	08/01/39	9,614
387,309	6.000	08/01/39	436,692
3,447,260	6.000	09/01/39	3,878,257
825,187	6.000	10/01/39	928,623
30,156	6.000	11/01/39	33,936
775,282	6.000	01/01/40	871,969
1,814	6.000	02/01/40	2,041
80,801	6.000	03/01/40	90,759
12,267	6.000	04/01/40	13,808
873,257	6.000	06/01/40	983,394
379,634	6.000	07/01/40	427,007
88,216	6.000	09/01/40	99,150
612,054	6.000	10/01/40	688,435
483,882	6.000	11/01/40	546,141
23,483	6.000	04/01/41	26,500
10,414	4.500	05/01/41	11,017
18,686,149	6.000	05/01/41	21,068,990
1,169,012	6.000	07/01/41	1,316,122
473,067	4.500	08/01/41	501,209
131,448	4.500	10/01/41	139,054

			155,215,266

The accompanying notes are an integral part of these financial statements.	71

GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND

Schedule of Investments (continued)

March 31, 2019

Principal Amount	Interest Rate		Maturity Date	Value

Mortgage-Backed Obligations – (continued)
GNMA – 1.3%
$15,534	5.500%		07/15/20	$15,655
1,306	6.500		01/15/32	1,433
6,837	6.500		02/15/32	7,505
6,169	6.500		08/15/34	6,912
11,612	6.500		05/15/35	13,265
2,961	6.500		06/15/35	3,361
11,533	6.500		07/15/35	13,191
3,058	6.500		08/15/35	3,504
6,481	6.500		09/15/35	7,390
2,437	6.500		10/15/35	2,790
15,582	6.500		11/15/35	17,843
10,782	6.500		12/15/35	12,177
26,864	6.500		01/15/36	30,687
34,120	6.500		02/15/36	39,051
18,273	6.500		03/15/36	20,890
61,279	6.500		04/15/36	69,584
103,381	6.500		05/15/36	118,222
71,800	6.500		06/15/36	82,174
263,905	6.500		07/15/36	299,826
268,956	6.500		08/15/36	305,523
511,588	6.500		09/15/36	583,119
200,501	6.500		10/15/36	229,175
257,080	6.500		11/15/36	291,294
127,669	6.500		12/15/36	145,953
64,580	6.500		01/15/37	74,141
24,474	6.500		02/15/37	28,047
10,783	6.500		03/15/37	12,364
29,577	6.500		04/15/37	33,980
17,286	6.500		05/15/37	19,489
16,692	6.500		08/15/37	19,134
71,578	6.500		09/15/37	81,783
76,387	6.500		10/15/37	88,939
33,179	6.500		11/15/37	37,393
14,604	6.500		05/15/38	16,860
59,269	6.000		11/15/38	66,903
13,810	6.500		11/15/38	15,932
6,433	6.500		01/15/39	7,165
17,912	6.500		02/15/39	20,510
9,047,801	4.000		10/20/43	9,425,561
383,842	4.500		02/20/48	400,103

				12,668,828

TOTAL FEDERAL AGENCIES				$196,264,901

TOTAL MORTGAGE-BACKED OBLIGATIONS
(Cost $306,719,078)				$302,036,414

Agency Debentures – 7.4%
FFCB(b) (1 Day FCPR – 2.800%)
$5,000,000	2.700%		03/14/22	$4,993,200
FHLB
7,000,000	1.875		03/13/20	6,962,410
1,800,000	5.375		08/15/24	2,072,880

Agency Debentures – (continued)
FNMA
5,200,000	6.250		05/15/29	6,841,796
16,080,000	7.125		01/15/30	22,598,189

Hashemite Kingdom of Jordan Government AID Bond(d)
19,300,000	2.503		10/30/20	19,350,952
NCUA Guaranteed Notes Series A4(d)
11,000,000	3.000		06/12/19	11,006,193

TOTAL AGENCY DEBENTURES
(Cost $73,167,182)				$73,825,620

Asset-Backed Securities(b) – 0.1%
Student Loan – 0.1%
NCUA Guaranteed Notes Series 2010-A1, Class A (1M LIBOR + 0.350%)
$1,146,581	2.862%		12/07/20	$1,147,582
(Cost $1,146,581)

U.S. Treasury Obligations – 61.1%
United States Treasury Bills(e)
$20,000,000	0.000%		04/23/19	$19,970,667
50,000,000	0.000		08/08/19	49,575,329
United States Treasury Bonds
5,970,000	3.750	(f)	11/15/43	7,012,544
210,000	3.000	(f)	11/15/45	218,458
920,000	3.000	(f)	05/15/47	955,713
110,000	3.000	(f)	02/15/48	114,082
670,000	3.125		05/15/48	712,097
1,920,000	3.375		11/15/48	2,141,632
United States Treasury Floating Rate Note – When issued(b)
30,200,000	2.540		01/31/21	30,170,755
United States Treasury Inflation Indexed Note
9,997,019	0.750		07/15/28	10,230,147
United States Treasury Notes
103,440,000	2.375	(f)	04/30/20	103,416,367
191,500,000	2.625		07/31/20	192,136,104
125,370,000	2.625		07/15/21	126,396,398
26,300,000	1.875		02/28/22	26,039,812
7,100,000	2.625		12/31/23	7,224,802
5,470,000	2.125		11/30/24	5,427,158
7,550,000	2.250		03/31/26	7,520,465
4,700,000	2.875		08/15/28	4,888,532
United States Treasury Strip Coupon(e)
28,900,000	0.000		11/15/35	18,411,332
2,800,000	0.000		05/15/36	1,756,672

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $611,556,891)				$614,319,066

72	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND

Shares	Dividend Rate	Value

Investment Company(g) – 0.3%
Goldman Sachs Financial Square Government Fund – Institutional Shares
2,624,284	2.437%	$2,624,284
(Cost $2,624,284)

TOTAL INVESTMENTS – 98.9%
(Cost $995,214,016)		$993,952,966

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.1%		11,429,093

NET ASSETS – 100.0%		$1,005,382,059

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Security with a notional or nominal principal amount. The actual effective yield of this security is different than the stated interest rate.

(b)	Variable rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect on March 31, 2019.

(c)	Exempt from registration under Rule 144A of the Securities Act of 1933.
(d)	Guaranteed by the United States Government until maturity. Total market value for these securities amounts to $30,357,145, which represents approximately 3.0% of the Fund’s net assets as of March 31, 2019.

(e)	Issued with a zero coupon. Income is recognized through the accretion of discount.

(f)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.

(g)	Represents an affiliated issuer.

Currency Abbreviations:
USD	—U.S. Dollar

Investment Abbreviations:
CMT	—Constant Maturity Treasury Indexes
COF	—Cost of Funds Index
FCPR	—Federal Reserve Bank Prime Loan Rate U.S.
FDIC	—Federal Deposit Insurance Corp.
FFCB	—Federal Farm Credit Bank
FHLB	—Federal Home Loan Bank
FHLMC	—Federal Home Loan Mortgage Corp.
FNMA	—Federal National Mortgage Association
GNMA	—Government National Mortgage Association
LIBOR	—London Interbank Offered Rate
MTA	—Monthly Treasury Average
NCUA	—National Credit Union Administration
REMIC	—Real Estate Mortgage Investment Conduit

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At March 31, 2019, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
Eurodollars	222	12/14/20	$54,309,525	$236,147
2 Year U.S. Treasury Notes	2,830	06/28/19	603,055,313	2,025,818

Total				$2,261,965
Short position contracts:
Eurodollars	(256)	06/15/20	(62,576,000)	284,209
Eurodollars	(119)	03/16/20	(29,061,288)	169,300
Eurodollars	(206)	09/16/19	(50,233,100)	21,798
Eurodollars	(484)	06/17/19	(117,920,550)	(202,008)
Eurodollars	(354)	12/16/19	(86,349,450)	(318,576)
Eurodollars	(259)	09/14/20	(63,351,400)	(173,237)
Ultra Long U.S. Treasury Bonds	(24)	06/19/19	(4,032,000)	(21,368)
Ultra 10 Year U.S. Treasury Notes	(227)	06/19/19	(30,141,344)	(623,337)
5 Year U.S. Treasury Notes	(450)	06/28/19	(52,122,656)	(417,899)
10 Year U.S. Treasury Notes	(151)	06/19/19	(18,757,031)	(168,133)
20 Year U.S. Treasury Bonds	(421)	06/19/19	(63,005,281)	(1,660,626)

Total				$(3,109,877)

TOTAL FUTURES CONTRACTS				$(847,912)

The accompanying notes are an integral part of these financial statements.	73

GOLDMAN SACHS SHORT DURATION INCOME FUND

Schedule of Investments

March 31, 2019

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – 66.3%
Advertising – 0.2%
The Interpublic Group of Cos., Inc.
$1,150,000	3.500%		10/01/20	$1,160,523

Aerospace & Defense – 0.7%
Northrop Grumman Corp.
2,400,000	2.080		10/15/20	2,378,616
United Technologies Corp.(a)(b) (3M USD LIBOR + 0.650%)
2,400,000	3.333		08/16/21	2,401,200

				4,779,816

Agriculture(a) – 1.2%
Altria Group, Inc.
1,200,000	3.490		02/14/22	1,219,080
2,350,000	3.800		02/14/24	2,392,464
BAT Capital Corp.
4,925,000	2.764		08/15/22	4,845,215

				8,456,759

Airlines – 0.4%
Delta Air Lines, Inc.
2,575,000	3.400		04/19/21	2,586,819

Automotive – 1.3%
Daimler Finance North America LLC(c)
500,000	2.450		05/18/20	497,460
Ford Motor Credit Co. LLC
3,150,000	8.125		01/15/20	3,262,864
General Motors Financial Co., Inc.
1,450,000	4.200		11/06/21	1,477,637
846,000	3.700	(a)	05/09/23	843,251
Volkswagen Group of America Finance LLC(b)(c) (3M USD LIBOR + 0.770%)
3,000,000	3.458		11/13/20	3,006,210

				9,087,422

Banks – 18.4%
Banco Bilbao Vizcaya Argentaria SA
1,025,000	3.000		10/20/20	1,025,892
Banco Santander SA
1,800,000	3.848		04/12/23	1,819,152
Bank of America Corp.(a)
6,175,000	2.151		11/09/20	6,116,337
(3M USD LIBOR + 0.660%)
1,250,000	2.369	(b)	07/21/21	1,242,013
(3M USD LIBOR + 0.630%)
1,800,000	3.499	(b)	05/17/22	1,821,420
3,075,000	2.503		10/21/22	3,031,089
Bank of America NA(a)(b) (3M USD LIBOR + 0.650%)
500,000	3.335		01/25/23	505,980
Banque Federative du Credit Mutuel SA(c)
2,800,000	3.750		07/20/23	2,869,328
Barclays Bank PLC
1,100,000	5.140%		10/14/20	1,131,977
1,600,000	2.650	(a)	01/11/21	1,588,240
Barclays PLC(a)(b) (3M USD LIBOR + 1.380%)
2,550,000	4.063		05/16/24	2,484,287
BNP Paribas SA(c)
1,650,000	3.500		03/01/23	1,651,947

Corporate Obligations – (continued)
Banks – (continued)
BPCE SA(c)
2,425,000	3.000		05/22/22	2,407,055
Citibank NA(a)
925,000	2.125		10/20/20	916,980
1,425,000	3.650		01/23/24	1,470,443
Citigroup, Inc.
5,500,000	2.350		08/02/21	5,434,385
(3M USD LIBOR + 0.950%)
3,750,000	2.876	(a)(b)	07/24/23	3,724,575
Citizens Bank NA(a)
2,900,000	3.250		02/14/22	2,926,941
Credit Suisse AG
155,000	5.400		01/14/20	157,964
Credit Suisse Group Funding Guernsey Ltd.
5,375,000	3.450		04/16/21	5,433,426
HSBC Holdings PLC
1,050,000	2.950		05/25/21	1,050,021
(3M USD LIBOR + 1.000%)
1,300,000	3.683	(a)(b)	05/18/24	1,291,108
ING Groep NV
1,525,000	4.100		10/02/23	1,568,371
JPMorgan Chase & Co.
1,250,000	2.295	(a)	08/15/21	1,236,013
6,000,000	3.200		01/25/23	6,057,803
(3M USD LIBOR + 0.695%)
2,050,000	3.207	(a)(b)	04/01/23	2,062,997
(3M USD LIBOR + 0.730%)
7,125,000	3.559	(a)(b)	04/23/24	7,244,914
Lloyds Bank PLC
(3M USD LIBOR + 0.490%)
1,875,000	3.229	(b)	05/07/21	1,870,931
1,975,000	3.300		05/07/21	1,990,188
Mitsubishi UFJ Financial Group, Inc.
6,950,000	3.407		03/07/24	7,042,643
Morgan Stanley
7,550,000	2.625		11/17/21	7,508,928
Morgan Stanley, Inc.(a)(b) (3M USD LIBOR + 0.847%)
5,175,000	3.737		04/24/24	5,277,620
MUFG Union Bank NA(a)
2,375,000	3.150		04/01/22	2,395,710
NatWest Markets PLC(c)
2,725,000	3.625		09/29/22	2,728,352
Royal Bank of Scotland Group PLC(a)(b)
(3M USD LIBOR + 1.550%)
2,525,000	4.519		06/25/24	2,582,368
(3M USD LIBOR + 1.762%)
1,175,000	4.269		03/22/25	1,188,148
Santander UK PLC
4,150,000	2.125%		11/03/20	4,103,105
Standard Chartered PLC(a)(b)(c) (3M USD LIBOR + 1.150%)
1,275,000	4.247		01/20/23	1,295,553
Sumitomo Mitsui Financial Group, Inc.
4,650,000	2.784		07/12/22	4,630,144
The Bank of New York Mellon Corp.
2,950,000	3.500		04/28/23	3,024,311

74	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION INCOME FUND

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Banks – (continued)
The Huntington National Bank(a)
$800,000	3.125%		04/01/22	$806,800
UBS Group Funding Switzerland AG(c)
3,450,000	3.000		04/15/21	3,448,171
UniCredit SpA(c)
1,000,000	6.572		01/14/22	1,046,890
Wells Fargo & Co.
4,375,000	2.625		07/22/22	4,344,244
1,400,000	3.750	(a)	01/24/24	1,441,524
Wells Fargo Bank NA(a)
3,100,000	3.550		08/14/23	3,181,375

				128,177,663

Beverages – 2.8%
Anheuser-Busch InBev Finance, Inc.(a)
1,905,000	2.650		02/01/21	1,902,066
2,625,000	3.300		02/01/23	2,663,929
Anheuser-Busch InBev Worldwide, Inc.(b) (3M USD LIBOR + 0.740%)
2,725,000	3.537		01/12/24	2,702,137
Constellation Brands, Inc.(a)
3,200,000	2.700		05/09/22	3,171,680
3,025,000	2.650		11/07/22	2,987,883
Diageo Capital PLC(a)
1,975,000	3.500		09/18/23	2,036,403
Keurig Dr Pepper, Inc.(a)(c)
3,900,000	4.057		05/25/23	4,013,646

				19,477,744

Building Materials(a) – 0.2%
Fortune Brands Home & Security, Inc.
1,650,000	4.000		09/21/23	1,694,616

Chemicals – 2.1%
DowDuPont, Inc.
1,575,000	3.766		11/15/20	1,602,247
3,100,000	4.205	(a)	11/15/23	3,242,414
International Flavors & Fragrances, Inc.
1,375,000	3.400		09/25/20	1,383,497
Syngenta Finance NV(c)
2,470,000	3.698		04/24/20	2,480,399
3,055,000	3.933		04/23/21	3,073,972
The Sherwin-Williams Co.
2,275,000	2.250		05/15/20	2,261,805
700,000	2.750	(a)	06/01/22	696,003

				14,740,337

Computers(a) – 2.1%
Dell International LLC/EMC Corp.(c)
5,400,000	4.420		06/15/21	5,542,074
1,700,000	5.450		06/15/23	1,811,367
DXC Technology Co.(b) (3M USD LIBOR + 0.950%)
1,096,000	3.576		03/01/21	1,095,551
Hewlett Packard Enterprise Co.
1,475,000	3.500		10/05/21	1,493,909

Corporate Obligations – (continued)
Computers(a) – (continued)
(3M USD LIBOR + 0.720%)
3,525,000	3.515	(b)	10/05/21	3,509,490
800,000	4.400		10/15/22	837,432

				14,289,823

Diversified Financial Services – 2.8%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust
250,000	4.500		05/15/21	255,515
1,500,000	4.125	(a)	07/03/23	1,517,865
AIG Global Funding(c)
(3M USD LIBOR + 0.460%)
825,000	3.062	(b)	06/25/21	823,985
1,100,000	3.350		06/25/21	1,107,227
American Express Co.(a)
2,850,000	3.375		05/17/21	2,886,565
(3M USD LIBOR + 0.750%)
1,200,000	3.488	(b)	08/03/23	1,206,024
1,525,000	3.700		08/03/23	1,563,933
Capital One Financial Corp.(a)
3,325,000	3.450		04/30/21	3,367,427
(3M USD LIBOR + 0.720%)
1,475,000	3.471	(b)	01/30/23	1,454,660
850,000	3.900		01/29/24	868,080
GE Capital International Funding Co. Unlimited Co.
1,675,000	2.342		11/15/20	1,654,347
International Lease Finance Corp.
2,125,000	8.625		01/15/22	2,412,258
Synchrony Financial(a)
600,000	3.000		08/15/19	600,066

				19,717,952

Electrical – 2.6%
Dominion Energy, Inc.
1,350,000	2.579		07/01/20	1,343,561
DTE Energy Co.(a)
3,575,000	3.300		06/15/22	3,606,817
Duke Energy Corp.(a)
950,000	1.800		09/01/21	927,134
Exelon Corp.(a)
750,000	2.450		04/15/21	739,455
ITC Holdings Corp.(a)
1,925,000	2.700		11/15/22	1,894,296
NextEra Energy Capital Holdings, Inc.(a)
2,625,000	3.150		04/01/24	2,635,290
Sempra Energy
1,700,000	2.400		02/01/20	1,692,214
1,100,000	2.400	(a)	03/15/20	1,094,874
(3M USD LIBOR + 0.500%)
1,350,000	3.287	(a)(b)	01/15/21	1,338,930
WEC Energy Group, Inc.
1,600,000	3.375		06/15/21	1,618,960
1,425,000	3.100		03/08/22	1,436,642

				18,328,173

The accompanying notes are an integral part of these financial statements.	75

GOLDMAN SACHS SHORT DURATION INCOME FUND

Schedule of Investments (continued)

March 31, 2019

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Engineering & Construction(a) – 0.2%
Mexico City Airport Trust
$200,000	4.250	% (c)	10/31/26	$192,300
280,000	4.250		10/31/26	269,220
910,000	3.875	(c)	04/30/28	822,572
200,000	5.500		10/31/46	184,520

				1,468,612

Food & Drug Retailing – 1.5%
Conagra Brands, Inc.
61,000	4.950		08/15/20	62,610
(3M USD LIBOR + 0.750%)
950,000	3.511	(a)(b)	10/22/20	948,756
925,000	3.800		10/22/21	942,325
General Mills, Inc.
1,500,000	3.700	(a)	10/17/23	1,537,920
(3M USD LIBOR + 1.010%)
2,175,000	3.783	(b)	10/17/23	2,183,069
Mondelez International Holdings Netherlands BV(a)(c)
1,975,000	2.000		10/28/21	1,926,198
Smithfield Foods, Inc.(a)(c)
2,350,000	2.650		10/03/21	2,266,034
Tyson Foods, Inc.(a)
875,000	3.900		09/28/23	900,629

				10,767,541

Gas(a) – 0.2%
NiSource, Inc.
1,100,000	2.650		11/17/22	1,084,226

Healthcare Providers & Services – 1.8%
Acadia Healthcare Co., Inc.(a)
500,000	6.125		03/15/21	500,000
Becton Dickinson & Co.
959,000	2.675		12/15/19	956,660
(3M USD LIBOR + 0.875%)
1,144,000	3.476	(a)(b)	12/29/20	1,144,046
4,375,000	2.894	(a)	06/06/22	4,349,975
HCA, Inc.
1,600,000	5.875		03/15/22	1,716,000
Humana, Inc.
1,675,000	2.500		12/15/20	1,662,169
SSM Health Care Corp.(a)
2,335,000	3.688		06/01/23	2,396,490

				12,725,340

Household Products(a) – 0.1%
Spectrum Brands, Inc.
450,000	6.625		11/15/22	460,125

Insurance – 0.1%
Marsh & McLennan Cos., Inc.
875,000	3.500		12/29/20	886,839

Iron/Steel – 0.0%
ABJA Investment Co. Pte Ltd.
200,000	5.450		01/24/28	188,000
Vale Overseas Ltd.
60,000	6.250		08/10/26	65,438

				253,438

Corporate Obligations – (continued)
Lodging(a) – 0.2%
Marriott International, Inc.
1,650,000	3.600		04/15/24	1,664,553

Media – 3.8%
Charter Communications Operating LLC/Charter Communications Operating Capital(a)
1,000,000	3.579		07/23/20	1,007,280
5,650,000	4.464		07/23/22	5,847,750
(3M USD LIBOR + 1.650%)
1,275,000	4.386	(b)	02/01/24	1,273,687
1,225,000	4.500		02/01/24	1,274,564
Comcast Corp.
(3M USD LIBOR + 0.330%)
3,350,000	3.127	(b)	10/01/20	3,352,914
(3M USD LIBOR + 0.440%)
2,250,000	3.237	(b)	10/01/21	2,260,237
2,225,000	3.450		10/01/21	2,269,522
CSC Holdings LLC
1,150,000	6.750		11/15/21	1,229,063
DISH DBS Corp.
900,000	6.750		06/01/21	923,625
Fox Corp.(c)
1,225,000	3.666		01/25/22	1,250,786
3,150,000	4.030	(a)	01/25/24	3,269,542
Time Warner Cable LLC
775,000	5.000		02/01/20	787,687
1,448,000	4.000	(a)	09/01/21	1,473,268

				26,219,925

Mining(c) – 0.2%
Glencore Funding LLC(a)
625,000	3.000		10/27/22	614,256
Indonesia Asahan Aluminium Persero PT
780,000	5.230		11/15/21	810,713

				1,424,969

Miscellaneous Manufacturing – 0.6%
General Electric Co.(b) (3M USD LIBOR + 0.800%)
523,000	3.587		04/15/20	522,743
Ingersoll-Rand Global Holding Co. Ltd.
3,475,000	2.900		02/21/21	3,468,919

				3,991,662

Oil Field Services – 2.2%
BP Capital Markets PLC
3,250,000	2.500		11/06/22	3,222,570
Continental Resources, Inc.(a)
2,000,000	3.800		06/01/24	2,017,000
Devon Energy Corp.(a)
1,400,000	4.000		07/15/21	1,429,274
Gazprom OAO Via Gaz Capital SA(c)
630,000	5.150		02/11/26	638,899
Halliburton Co.(a)
1,650,000	3.500		08/01/23	1,685,062
Marathon Oil Corp.(a)
3,274,000	2.700		06/01/20	3,260,511

76	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION INCOME FUND

Principal Amount		Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Oil Field Services – (continued)
	Newfield Exploration Co.
	$800,000	5.625%		07/01/24	$874,000
	Oasis Petroleum, Inc.(a)
	900,000	6.875		03/15/22	906,750
	Petrobras Global Finance B.V.
	110,000	5.750		02/01/29	108,609
	Petroleos Mexicanos
EUR	170,000	5.125		03/15/23	207,894
	Range Resources Corp.(a)
	$500,000	5.750		06/01/21	510,000
	Reliance Industries Ltd.(c)
	300,000	3.667		11/30/27	292,030

					15,152,599

Pharmaceuticals – 5.7%
	AbbVie, Inc.
	3,875,000	3.375		11/14/21	3,925,414
	Allergan Funding SCS(a)
	1,550,000	3.450		03/15/22	1,563,811
	Bayer US Finance II LLC(a)(b)(c) (3M USD LIBOR + 1.010%)
	4,150,000	3.621		12/15/23	4,075,756
	Cardinal Health, Inc.
	905,000	4.625		12/15/20	927,453
	Cigna Corp.(c)
	(3M USD LIBOR + 0.650%)
	3,150,000	3.265	(a)(b)	09/17/21	3,146,755
	3,050,000	3.400		09/17/21	3,082,452
	1,625,000	3.750	(a)	07/15/23	1,665,284
	CVS Health Corp.
	(3M USD LIBOR + 0.720%)
	425,000	3.321	(b)	03/09/21	426,335
	2,775,000	3.350		03/09/21	2,797,922
	3,348,000	2.125	(a)	06/01/21	3,289,443
	6,075,000	3.700	(a)	03/09/23	6,175,845
	Elanco Animal Health, Inc.(c)
	1,375,000	3.912		08/27/21	1,397,242
	500,000	4.272	(a)	08/28/23	515,093
	McKesson Corp.
	1,600,000	3.650		11/30/20	1,618,496
	675,000	2.700	(a)	12/15/22	666,245
	Teva Pharmaceutical Finance Netherlands III B.V.
	4,575,000	2.200		07/21/21	4,355,377

					39,628,923

Pipelines – 5.5%
	Enbridge Energy Partners LP
	2,114,000	5.200		03/15/20	2,160,254
	Enbridge, Inc.(a)
	1,325,000	2.900		07/15/22	1,320,389
	Energy Transfer Operating LP(a)
	5,000,000	3.600		02/01/23	5,043,600
	Enterprise Products Operating LLC
	1,550,000	5.200		09/01/20	1,602,359
	EQM Midstream Partners LP(a)
	3,981,000	4.750		07/15/23	4,059,784

Corporate Obligations – (continued)
Pipelines – (continued)
	Kinder Morgan Energy Partners LP
	1,250,000	6.850		02/15/20	1,290,238
	MPLX LP(a)
	3,250,000	3.375		03/15/23	3,275,675
	NGPL PipeCo LLC(a)(c)
	215,000	4.375		08/15/22	218,763
	410,000	4.875		08/15/27	417,175
	ONEOK Partners LP(a)
	3,250,000	3.375		10/01/22	3,280,582
	Plains All American Pipeline LP/PAA Finance Corp.
	1,690,000	5.750		01/15/20	1,723,716
	2,965,000	3.650	(a)	06/01/22	2,988,008
	Sabine Pass Liquefaction LLC(a)
	3,185,000	5.625		02/01/21	3,309,119
	225,000	5.625		04/15/23	244,114
	1,324,000	5.750		05/15/24	1,459,617
	Texas Eastern Transmission LP(a)(c)
	1,225,000	4.125		12/01/20	1,243,179
	The Williams Cos., Inc.
	1,300,000	5.250		03/15/20	1,327,365
	1,095,000	4.125	(a)	11/15/20	1,111,666
	2,025,000	3.600	(a)	03/15/22	2,054,201

					38,129,804

Real Estate(a) – 0.0%
	China Evergrande Group
	230,000	8.250		03/23/22	226,263

Real Estate Investment Trust – 1.7%
	Alexandria Real Estate Equities, Inc.(a)
	375,000	4.000		01/15/24	387,923
	American Tower Corp.
	2,800,000	3.000		06/15/23	2,791,432
	1,325,000	3.375	(a)	05/15/24	1,334,341
	Equinix, Inc.(a)
	450,000	5.375		01/01/22	461,813
	GLP Capital LP/GLP Financing II, Inc.(a)
	450,000	4.875		11/01/20	458,438
	Public Storage(a)
	850,000	2.370		09/15/22	841,100
	SBA Communications Corp.(a)
	900,000	4.875		07/15/22	911,250
	Senior Housing Properties Trust(a)
	750,000	3.250		05/01/19	750,060
	SL Green Operating Partnership LP(a)
	2,575,000	3.250		10/15/22	2,564,648
	Ventas Realty LP(a)
	1,375,000	3.500		04/15/24	1,392,682

					11,893,687

Retailing(a) – 0.6%
	1011778 BC ULC/New Red Finance, Inc.(c)
	1,000,000	4.625		01/15/22	1,003,750
	Alimentation Couche-Tard, Inc.(c)
	425,000	2.700		07/26/22	419,649
	Dollar Tree, Inc.(b) (3M USD LIBOR + 0.700%)
	3,075,000	3.473		04/17/20	3,075,677

					4,499,076

The accompanying notes are an integral part of these financial statements.	77

GOLDMAN SACHS SHORT DURATION INCOME FUND

Schedule of Investments (continued)

March 31, 2019

Principal Amount		Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Semiconductors – 3.3%
	Broadcom Corp./Broadcom Cayman Finance Ltd.
	$950,000	2.200%		01/15/21	$935,664
	3,074,000	3.000	(a)	01/15/22	3,060,505
	4,055,000	3.625	(a)	01/15/24	4,046,647
	Broadcom, Inc.(c)
	5,375,000	3.125		10/15/22	5,350,436
	5,250,000	3.625	(a)	10/15/24	5,208,945
	Microchip Technology, Inc.(c)
	1,125,000	3.922		06/01/21	1,134,861
	NXP B.V./NXP Funding LLC(c)
	1,250,000	4.125		06/01/21	1,273,550
	325,000	4.125		06/15/20	329,063
	1,600,000	3.875		09/01/22	1,622,816

					22,962,487

Software – 0.3%
	Fiserv, Inc.
	1,225,000	4.750		06/15/21	1,271,305
	750,000	3.800	(a)	10/01/23	768,907

					2,040,212

Telecommunication Services – 3.4%
	America Movil SAB de CV
MXN	2,760,000	6.000		06/09/19	140,046
	AT&T, Inc.
	$675,000	2.800	(a)	02/17/21	674,710
	900,000	3.000		02/15/22	903,672
	1,324,000	3.200	(a)	03/01/22	1,335,228
	3,225,000	3.600	(a)	02/17/23	3,286,049
	CenturyLink, Inc.
	1,100,000	6.450		06/15/21	1,145,375
	CommScope, Inc.(a)(c)
	817,000	5.000		06/15/21	819,042
	Qwest Corp.
	650,000	6.750		12/01/21	690,781
	Sprint Corp.
	1,000,000	7.250		09/15/21	1,047,500
	Verizon Communications, Inc.
	5,000,000	2.450	(a)	11/01/22	4,955,150
	6,700,000	5.150		09/15/23	7,378,174
	Wind Tre SpA(a)(b)(c) (3M EURIBOR + 2.750%)
EUR	1,250,000	2.750		01/20/24	1,329,709

					23,705,436

Trucking & Leasing(c) – 0.1%
	Park Aerospace Holdings Ltd.
	900,000	5.250		08/15/22	922,500

	TOTAL CORPORATE OBLIGATIONS
	(Cost $459,149,926)				$462,605,864

Mortgage-Backed Obligations – 7.4%
Collateralized Mortgage Obligations – 3.0%
Interest Only(d) – 0.5%
	FHLMC REMIC Series 3852, Class SW(b) (-1x1M LIBOR + 6.000%)
	959,644	3.511		05/15/41	136,276
	FHLMC REMIC Series 4314, Class SE(b) (-1x1M LIBOR + 6.050%)
	693,090	3.561		03/15/44	109,944
	FHLMC REMIC Series 4320, Class SD(b) (-1x1M LIBOR + 6.100%)
	168,234	3.611		07/15/39	24,912
	FHLMC REMIC Series 4583, Class ST(b) (-1x1M LIBOR + 6.000%)
	774,182	3.511		05/15/46	131,132
	FHLMC STRIPS Series 304, Class C45
	272,881	3.000		12/15/27	21,483
	FNMA REMIC Series 2010-135, Class AS(b) (-1x1M LIBOR + 5.950%)
	267,701	3.460		12/25/40	36,271
	FNMA REMIC Series 2016-1, Class SJ(b) (-1x1M LIBOR + 6.150%)
	1,191,128	3.660		02/25/46	205,662
	GNMA REMIC Series 2010-20, Class SE(b) (-1x1M LIBOR + 6.250%)
	124,221	3.765		02/20/40	20,312
	GNMA REMIC Series 2011-61, Class CS(b) (-1x1M LIBOR + 6.680%)
	2,060	4.195		12/20/35	—
	GNMA REMIC Series 2013-124, Class CS(b) (-1x1M LIBOR + 6.050%)
	710,027	3.565		08/20/43	118,518
	GNMA REMIC Series 2013-134, Class DS(b) (-1x1M LIBOR + 6.100%)
	80,380	3.615		09/20/43	12,657
	GNMA REMIC Series 2013-152, Class TS(b) (-1x1M LIBOR + 6.100%)
	270,183	3.615		06/20/43	40,801
	GNMA REMIC Series 2014-117, Class SJ(b) (-1x1M LIBOR + 5.600%)
	2,044,115	3.115		08/20/44	295,458
	GNMA REMIC Series 2014-132, Class SL(b) (-1x1M LIBOR + 6.100%)
	736,992	3.615		10/20/43	90,968
	GNMA REMIC Series 2014-133, Class BS(b) (-1x1M LIBOR + 5.600%)
	639,719	3.115		09/20/44	86,391
	GNMA REMIC Series 2014-158, Class SA(b) (-1x1M LIBOR + 5.600%)
	956,894	3.119		10/16/44	135,173
	GNMA REMIC Series 2014-162, Class SA(b) (-1x1M LIBOR + 5.600%)
	280,447	3.115		11/20/44	36,286
	GNMA REMIC Series 2015-110, Class MS(b) (-1x1M LIBOR + 5.710%)
	6,374,650	3.225		08/20/45	842,761
	GNMA REMIC Series 2015-111, Class IM
	516,873	4.000		08/20/45	79,251

78	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION INCOME FUND

Principal Amount		Interest Rate	Maturity Date	Value

Mortgage-Backed Obligations – (continued)
Interest Only(d) – (continued)
	GNMA REMIC Series 2015-123, Class SP(a)(b) (-1x1M LIBOR + 6.250%)
	$456,834	3.765%	09/20/45	$70,968
	GNMA REMIC Series 2015-57, Class AS(b) (-1x1M LIBOR + 5.600%)
	1,141,956	3.115	04/20/45	145,790
	GNMA REMIC Series 2015-95, Class GI
	522,966	4.500	07/16/45	110,970
	GNMA REMIC Series 2016-109, Class IH
	2,159,169	4.000	10/20/45	323,108
	GNMA REMIC Series 2016-27, Class IA
	436,135	4.000	06/20/45	58,199

				3,133,291

Regular Floater(b) – 0.0%
	FNMA REMIC Series 2007-33, Class HF (1M LIBOR + 0.350%)
	19,874	2.840	04/25/37	19,793

Sequential Fixed Rate – 1.9%
	FHLMC REMIC Series 4619, Class NA
	2,080,635	3.000	03/15/44	2,099,430
	FHLMC REMIC Series 4630, Class MC
	1,278,346	4.000	08/15/54	1,324,714
	FHLMC REMIC Series 4649, Class ML
	9,160,823	4.000	11/15/54	9,491,194
	FNMA REMIC Series 2012-111, Class B
	25,425	7.000	10/25/42	29,063
	FNMA REMIC Series 2012-153, Class B
	86,056	7.000	07/25/42	98,839

				13,043,240

Sequential Floating Rate(b)(c) – 0.6%
	Credit Suisse European Mortgage Capital Ltd. Series 2015-1HWA, Class A(e) (3M EURIBOR + 2.750%)
EUR	592,972	2.750	04/20/20	665,299
	Holmes Master Issuer PLC Series 2018-1A, Class A2 (3M USD LIBOR + 0.360%)
	$2,600,000	2.796	10/15/54	2,591,594
	New Residential Mortgage Loan Trust Series 2015-1A, Class A1
	305,422	3.750	05/28/52	309,562
	Station Place Securitization Trust Series 2015-2, Class A (1M USD LIBOR + 0.550%)
	850,000	3.044	07/15/19	850,000

				4,416,455

	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS			$20,612,779

Commercial Mortgage-Backed Securities – 0.5%
Sequential Fixed Rate – 0.0%
	FHLMC Multifamily Structured Pass-Through Certificates Series K710, Class A2
	$41,876	1.883%	05/25/19	$41,762
	FHLMC Multifamily Structured Pass-Through Certificates Series K030, Class A1
	149,405	2.779	09/25/22	149,674

				191,436

Mortgage-Backed Obligations – (continued)
Sequential Floating Rate(b)(c) – 0.5%
	Exantas Capital Corp. Ltd. Series 2018-RSO6, Class A (1M LIBOR + 0.830%)
	2,100,000	3.314	06/15/35	2,092,147
	Bancorp Commercial Mortgage Trust Series 2018-CRE4, Class A (1M LIBOR + 0.900%)
	1,232,549	3.384	09/15/35	1,225,739

				3,317,886

	TOTAL COMMERCIAL MORTGAGE- BACKED SECURITIES			$3,509,322

Federal Agencies – 3.9%
FNMA – 3.6%
	$3,525	6.000%	11/01/23	$3,799
	1,205,769	6.000	02/01/24	1,301,928
	924,057	6.000	01/01/28	996,084
	651,806	6.000	08/01/28	702,612
	15,688	6.000	01/01/29	16,910
	38,251	6.000	01/01/32	42,520
	7,916	6.000	11/01/32	8,785
	498,725	6.000	12/01/32	543,734
	4,123,191	6.000	05/01/34	4,571,672
	7,164	6.000	11/01/34	8,008
	41,431	6.000	06/01/35	46,530
	364,475	6.000	10/01/35	409,678
	1,754,543	6.000	11/01/35	1,972,310
	95,102	6.000	12/01/35	107,152
	1,765	6.000	01/01/36	1,980
	6,619	6.000	02/01/36	7,458
	2,360	6.000	03/01/36	2,657
	962,301	6.000	05/01/36	1,082,564
	54,529	6.000	06/01/36	61,463
	704,674	6.000	07/01/36	792,846
	73,246	6.000	08/01/36	82,500
	1,032,336	6.000	09/01/36	1,163,739
	2,076,253	6.000	10/01/36	2,341,163
	42,481	6.000	11/01/36	47,964
	419,920	6.000	02/01/37	474,769
	10,732	6.000	03/01/37	12,136
	40,707	6.000	05/01/37	45,864
	408,937	6.000	11/01/37	460,089
	59,334	6.000	12/01/37	66,825
	155,542	6.000	03/01/38	175,218
	162,334	6.000	05/01/38	182,576
	7,147	6.000	07/01/38	8,039
	3,725	6.000	09/01/38	4,185
	167,526	6.000	10/01/38	188,391
	685,114	6.000	11/01/38	770,965
	546,941	6.000	01/01/39	616,506
	110,646	6.000	09/01/39	124,476
	12,450	6.000	06/01/40	14,001
	861,408	6.000	10/01/40	969,187
	3,851,523	6.000	05/01/41	4,339,888
	41,108	6.000	06/01/41	45,972

				24,815,143

The accompanying notes are an integral part of these financial statements.	79

GOLDMAN SACHS SHORT DURATION INCOME FUND

Schedule of Investments (continued)

March 31, 2019

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Obligations – (continued)
GNMA – 0.3%
$2,309,140	4.000%	10/20/43	$2,405,550

TOTAL FEDERAL AGENCIES			$27,220,693

TOTAL MORTGAGE-BACKED OBLIGATIONS
(Cost $51,700,929)			$51,342,794

Asset-Backed Securities – 12.0%
Automotive(c) – 0.1%
Ford Credit Auto Owner Trust Series 2016-2, Class A
$450,000	2.030%	12/15/27	$442,817

Collateralized Loan Obligations(b)(c) – 6.3%
AIMCO CLO Series 2017-AA, Class A (3M USD LIBOR + 1.260%)
3,150,000	3.729	07/20/29	3,147,486
Bowman Park CLO Ltd. Series 2014-1A, Class AR (3M USD LIBOR + 1.180%)
1,640,473	3.857	11/23/25	1,640,740
BSPRT Issuer Ltd. Series 2018 FL4, Class A (1M USD LIBOR + 1.050%)
4,400,000	3.539	09/15/35	4,386,290
Cedar Funding II CLO Ltd. Series 2013-1A, Class A1R (3M USD LIBOR + 1.230%)
3,100,000	3.997	06/09/30	3,095,570
Cutwater Ltd. Series 2014-1A, Class A1AR (3M USD LIBOR + 1.250%)
2,211,475	3.686	07/15/26	2,211,534
KREF Ltd. Series 2018-FL1, Class A (1M USD LIBOR + 1.100)
2,400,000	3.589	06/15/36	2,400,374
Madison Park Funding XXX Ltd. Series 2018-30A, Class A (3M USD LIBOR + 0.750%)
4,200,000	3.186	04/15/29	4,126,492
OCP CLO Ltd. Series 2015-8A, Class A1R (3M USD LIBOR + 0.850%)
3,250,000	3.299	04/17/27	3,236,639
Orec Ltd. Series 2018-CRE1, Class A (1M USD LIBOR + 1.180%)
1,500,000	3.669	06/15/36	1,500,005
Parallel Ltd. Series 2015-1A, Class AR (3M USD LIBOR + 0.850%)
1,250,000	3.319	07/20/27	1,242,533
Parallel Ltd. Series 2017-1A, Class A1 (3M USD LIBOR + 1.310%)
2,700,000	3.779	07/20/29	2,695,950
Ready Capital Mortgage Financing LLC Series 2018-FL2, Class A (1M USD LIBOR + 0.850%)
681,953	3.340	06/25/35	680,609
Recette CLO Ltd. Series 2015-1A, Class AR (3M USD LIBOR + 0.920%)
4,550,000	3.389	10/20/27	4,527,059
TICP CLO VI Ltd. Series 2016-6A, Class A (3M USD LIBOR + 1.550%)
2,600,000	3.986	01/15/29	2,600,029

Asset-Backed Securities – (continued)
Collateralized Loan Obligations(b)(c) – (continued)
TPG Real Estate Finance Issuer Ltd. Series 2018-FL2, Class A (1M USD LIBOR + 1.130%)
2,750,000	3.619	11/15/37	2,749,986
Whitehorse Ltd. Series 2014-9A, Class AR (3M USD LIBOR + 1.160%)
2,866,112	3.609	07/17/26	2,866,109
WhiteHorse VIII Ltd. Series 2014-1A, Class AR (3M USD LIBOR + 0.900%)
829,362	3.441	05/01/26	827,920

			43,935,325

Credit Card(c) – 0.1%
Golden Credit Card Trust Series 2017-2A, Class A
1,050,000	1.980	04/15/22	1,041,969

Student Loan(b) – 5.5%
Access to Loans for Learning Student Loan Corp. Series 2013-I, Class A (1M USD LIBOR + 0.800%)
540,635	3.290	02/25/41	539,295
ECMC Group Student Loan Trust Series 2016-1A, Class A(c) (1M USD LIBOR + 1.350%)
1,559,693	3.840	07/26/66	1,574,332
Education Loan Asset-Backed Trust I Series 2013-1, Class A2(c) (1M USD LIBOR + 0.800%)
4,200,000	3.290	04/26/32	4,209,219
Educational Funding of the South, Inc. Series 2012-1, Class A (1M USD LIBOR + 1.050%)
2,319,674	3.540	03/25/36	2,331,728
Educational Services of America, Inc. Series 2012-1, Class A1(c) (1M USD LIBOR + 1.150%)
43,402	3.640	09/25/40	43,510
Educational Services of America, Inc. Series 2014-1, Class A(c) (1M USD LIBOR + 0.700%)
729,991	3.190	02/25/39	729,990
Educational Services of America, Inc. Series 2015-2, Class A(c) (1M USD LIBOR + 1.000%)
651,773	3.490	12/25/56	656,418
EFS Volunteer No. 2 LLC Series 2012-1, Class A2(c) (1M USD LIBOR + 1.350%)
2,700,000	3.840	03/25/36	2,751,880
EFS Volunteer No. 3 LLC Series 2012-1, Class A3(c) (1M USD LIBOR + 1.000%)
1,675,820	3.490	04/25/33	1,683,238
Illinois Student Assistance Commission Series 2010-1, Class A3 (3M USD LIBOR + 0.900%)
1,837,855	3.389	07/25/45	1,842,438
Kentucky Higher Education Student Loan Corp. Series 2015-1, Class A1 (1M USD LIBOR + 0.750%)
1,884,290	3.259	12/01/31	1,860,341
Montana Higher Education Student Assistance Corp. Series 2012-1, Class A2 (1M USD LIBOR + 1.000%)
1,717,986	3.480	05/20/30	1,731,493
Navient Student Loan Trust Series 2016-5A, Class A(c) (1M USD LIBOR + 1.250%)
3,181,143	3.740	06/25/65	3,223,706

80	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION INCOME FUND

Principal Amount		Interest Rate	Maturity Date	Value

Asset-Backed Securities – (continued)
Student Loan(b) – (continued)
	Navient Student Loan Trust Series 2016-7A, Class A(c) (1M USD LIBOR + 1.150%)
	$1,599,558	3.640%	03/25/66	$1,613,478
	North Carolina State Education Assistance Authority Series 2010-1, Class A1 (3M USD LIBOR + 0.900%)
	872,665	3.390	07/25/41	870,856
	Northstar Education Finance, Inc. Series 2012-1, Class A(c) (1M USD LIBOR + 0.700%)
	85,365	3.190	12/26/31	85,324
	Pennsylvania Higher Education Assistance Agency Series 12-1A, Class A1(c) (1M USD LIBOR + 0.550%)
	46,620	3.040	05/25/57	46,655
	PHEAA Student Loan Trust Series 2016-1A, Class A(c) (1M USD LIBOR + 1.150%)
	1,582,837	3.640	09/25/65	1,608,086
	SLC Student Loan Center Series 2011-1, Class A(c) (1M USD LIBOR + 1.220%)
	4,730,091	3.710	10/25/27	4,755,063
	SLC Student Loan Trust Series 2005-3, Class A3 (3M USD LIBOR + 0.120%)
	1,046,160	2.908	06/15/29	1,040,394
	SLM Student Loan Trust Series 2004-8A, Class A5(c) (3M USD LIBOR + 0.500%)
	242,437	2.990	04/25/24	242,664
	SLM Student Loan Trust Series 2005-5, Class A4 (3M USD LIBOR + 0.140%)
	1,197,909	2.630	10/25/28	1,191,254
	SLM Student Loan Trust Series 2007-7, Class A4 (3M USD LIBOR + 0.330%)
	862,170	2.820	01/25/22	846,835
	SLM Student Loan Trust Series 2008-4, Class A4 (3M USD LIBOR + 1.650%)
	320,839	4.140	07/25/22	324,695
	SLM Student Loan Trust Series 2012-3, Class A (1M USD LIBOR + 0.650%)
	1,030,609	3.140	12/27/38	1,028,511
	South Texas Higher Education Authority, Inc. Series 2012-1, Class A2 (3M USD LIBOR + 0.850%)
	558,581	3.187	10/01/24	560,610
	Utah State Board of Regents Series 2011-1, Class A3 (3M USD LIBOR + 0.850%)
	1,200,000	3.391	05/01/35	1,200,000
	Wachovia Student Loan Trust Series 2005-1, Class A5 (3M USD LIBOR + 0.130%)
	32,597	2.620	01/26/26	32,590

				38,624,603

	TOTAL ASSET-BACKED SECURITIES
	(Cost $83,765,295)			$84,044,714

Foreign Debt Obligations – 0.8%
Sovereign – 0.8%
	Dominican Republic
	$1,210,000	7.500%	05/06/21	$1,258,400

Foreign Debt Obligations – (continued)
Sovereign – (continued)
	Qatar Government International Bond(c)
	1,840,000	3.375	03/14/24	1,858,400
	Republic of Ecuador
	390,000	9.625	06/02/27	406,965
	350,000	7.875 (c)	01/23/28	332,537
	Republic of Indonesia
	200,000	5.875	01/15/24	220,557
EUR	250,000	2.150 (c)	07/18/24	293,788
	Republic of South Africa
ZAR	1,590,000	8.000	01/31/30	101,537
	4,500,000	7.000	02/28/31	261,354
	6,879,000	8.250	03/31/32	436,671
	1,570,000	8.875	02/28/35	102,434
	2,330,000	6.250	03/31/36	117,243
	45,000	9.000	01/31/40	2,904
	900,000	6.500	02/28/41	44,165
	1,450,000	8.750	01/31/44	91,119
	Republic of Sri Lanka
	$200,000	6.850	11/03/25	201,901
	United Mexican States
MXN	323,500	6.500	06/10/21	16,218
	1,289,300	8.000	12/07/23	66,851
	46,900	8.000	11/07/47	2,284

	TOTAL FOREIGN DEBT OBLIGATIONS
	(Cost $5,849,459)			$5,815,328

Municipal Debt Obligations – 2.6%
California(a) – 0.1%
	San Francisco City & County Airport Commission RB Refunding for San Francisco International Airport Series 2019 C
	$380,000	3.146%	05/01/23	$387,403

Connecticut – 0.4%
	Connecticut State GO Bonds Series A
	3,000,000	3.130	01/15/24	3,013,500

Florida(a) – 1.8%
	Florida State Board of Administration Finance Corp. Series 2016, Class A
	12,625,000	2.638	07/01/21	12,656,436

New Hampshire(a)(b) – 0.2%
	New Hampshire Higher Education Loan Corp. Series 2011-1, Class A3 (3M USD LIBOR + 0.850%)
	1,800,000	3.340	10/25/37	1,812,078

Utah(a)(b) – 0.1%
	Utah State Board of Regents Student Loan RB (Taxable) Series 2011, Class A2 (3M USD LIBOR + 0.000%)
	457,329	3.391	05/01/29	458,230

	TOTAL MUNICIPAL DEBT OBLIGATIONS
	(Cost $18,211,555)			$18,327,647

The accompanying notes are an integral part of these financial statements.	81

GOLDMAN SACHS SHORT DURATION INCOME FUND

Schedule of Investments (continued)

March 31, 2019

Principal Amount	Interest Rate	Maturity Date	Value

U.S. Treasury Obligations – 3.8%
United States Treasury Floating Rate Note – When issued(b)
$13,900,000	2.540%	01/31/21	$13,886,540
United States Treasury Inflation Indexed Note(f)
2,306,233	0.750	07/15/28	2,360,014
United States Treasury Note
10,430,000	2.250	03/31/26	10,389,198

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $26,526,476)			$26,635,752

Shares	Dividend Rate	Value

Investment Company(g) – 0.7%
Goldman Sachs Financial Square Government Fund – Institutional Shares
4,587,467	2.437%	$4,587,467
(Cost $4,587,467)

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT
(Cost $649,791,107)		$653,359,566

Principal Amount	Interest Rate	Maturity Date	Value

Short-term Investments – 6.7%
Commercial Paper(h) – 6.7%
Bell Canada(c)
$5,000,000	0.000%	05/28/19	$4,976,916
2,500,000	0.000	08/08/19	2,473,802
Eastman Chemical Co.
4,000,000	0.000	04/25/19	3,991,801
Electricite de France SA
4,750,000	0.000	04/03/19	4,748,255
First Republic Bank
3,500,000	0.000	04/01/19	3,500,008
General Electric Co.
3,000,000	0.000	06/03/19	2,984,534
Lowe’s Cos., Inc.
3,000,000	0.000	04/11/19	2,997,124
Suncor Energy, Inc.
5,000,000	0.000	05/28/19	4,976,667
2,250,000	0.000	05/30/19	2,239,134
Transcanada Pipelines Ltd.
4,000,000	0.000	06/03/19	3,979,379

Short-term Investments – (continued)
Commercial Paper(h) – (continued)
Waste Management, Inc.
5,000,000	0.000	04/18/19	4,992,478
Walgreens Boots Alliance, Inc.
4,500,000	0.000	09/09/19	4,437,803

			46,297,901

TOTAL SHORT-TERM INVESTMENTS
(Cost $46,305,068)			$46,297,901

TOTAL INVESTMENTS – 100.3%
(Cost $696,096,175)			$699,657,467

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.3)%			(1,820,066)

NET ASSETS – 100.0%			$697,837,401

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.

(b)	Variable rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect on March 31, 2019.

(c)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(d)	Security with a notional or nominal principal amount. The actual effective yield of this security is different than the stated interest rate.

(e)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.

(f)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.

(g)	Represents an affiliated issuer.

(h)	Issued with a zero coupon. Income is recognized through the accretion of discount.

82	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION INCOME FUND

Currency Abbreviations:
ARS	—Argentine Peso
AUD	—Australian Dollar
BRL	—Brazilian Real
CAD	—Canadian Dollar
CHF	—Swiss Franc
CLP	—Chilean Peso
CNH	—Chinese Yuan Renminbi Offshore
COP	—Colombian Peso
CZK	—Czech Koruna
EUR	—Euro
GBP	—British Pound
HUF	—Hungarian Forint
IDR	—Indonesian Rupiah
INR	—Indian Rupee
JPY	—Japanese Yen
KRW	—South Korean Won
MXN	—Mexican Peso
MYR	—Malaysian Ringgit
NOK	—Norwegian Krone
NZD	—New Zealand Dollar
PHP	—Philippine Peso
PLN	—Polish Zloty
RON	—New Romanian Leu
RUB	—Russian Ruble
SEK	—Swedish Krona
SGD	—Singapore Dollar
TRY	—Turkish Lira
TWD	—Taiwan Dollar
USD	—U.S. Dollar
ZAR	—South African Rand

Investment Abbreviations:
AUDOR	—Australian Dollar Offered Rate
CDOR	—Canadian Dollar Offered Rate
CHFOR	—Swiss Franc Offered Rate
CLO	—Collateralized Loan Obligation
EURO	—Euro Offered Rate
FHLMC	—Federal Home Loan Mortgage Corp.
FNMA	—Federal National Mortgage Association
GNMA	—Government National Mortgage Association
GO	—General Obligation
JIBAR	—Johannesburg Interbank Agreed Rate
JYOR	—Japanese Yen Offered Rate
LIBOR	—London Interbank Offered Rate
LLC	—Limited Liability Company
LP	—Limited Partnership
NIBOR	—Norwegian Interbank Offered Rate
NZDOR	—New Zealand Dollar Offered Rate
PLC	—Public Limited Company
RB	—Revenue Bond
REMIC	—Real Estate Mortgage Investment Conduit
STIBOR	—Stockholm Interbank Offered Rate
STRIPS	—Separate Trading of Registered Interest and Principal of Securities
TIIE	—La Tasa de Interbank Equilibrium Interest Rate

The accompanying notes are an integral part of these financial statements.	83

GOLDMAN SACHS SHORT DURATION INCOME FUND

Schedule of Investments (continued)

March 31, 2019

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At March 31, 2019, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Gain
MS & Co. Int. PLC	ARS	8,348,912	USD	176,249	06/04/19	$603
	AUD	353,532	EUR	220,147	06/19/19	2,771
	AUD	5,795,975	USD	4,112,302	06/19/19	9,260
	BRL	14,164,301	USD	3,604,423	05/03/19	5,383
	CAD	11,986,808	USD	8,978,546	06/19/19	9,203
	CHF	725,511	USD	731,091	06/19/19	3,060
	CNH	21,706,556	USD	3,224,480	06/19/19	3,515
	COP	9,375,773,409	USD	2,938,248	04/01/19	2,507
	COP	1,163,714,666	USD	364,375	04/15/19	318
	EUR	327,212	GBP	282,126	06/19/19	618
	EUR	361,624	JPY	44,887,713	06/19/19	853
	EUR	1,520,167	PLN	6,556,900	06/19/19	4,728
	EUR	560,654	SEK	5,850,704	06/19/19	100
	EUR	725,288	USD	818,673	06/19/19	447
	HUF	83,581,197	EUR	259,874	06/19/19	108
	IDR	17,052,474,276	USD	1,189,625	04/25/19	2,426
	INR	303,570,217	USD	4,275,148	04/02/19	103,433
	JPY	239,571,452	EUR	1,911,804	06/19/19	16,033
	JPY	588,446,199	USD	5,313,146	06/19/19	29,607
	KRW	925,416,263	USD	813,988	04/18/19	94
	MXN	41,417,195	USD	2,099,763	06/19/19	6,830
	NOK	17,673,723	EUR	1,810,100	06/19/19	11,193
	NOK	1,959,058	USD	227,525	06/19/19	315
	NZD	537,593	EUR	323,018	06/19/19	1,858
	PHP	51,169,002	USD	964,963	04/12/19	6,395
	RUB	263,005,707	USD	3,942,294	04/15/19	56,090
	SEK	11,870,235	EUR	1,121,505	06/19/19	17,845
	SGD	4,698,560	USD	3,465,756	06/19/19	6,406
	USD	157,967	ARS	6,584,064	04/22/19	10,496
	USD	950,854	AUD	1,334,535	06/19/19	1,857
	USD	2,931,704	BRL	11,137,079	04/02/19	87,673
	USD	488,924	BRL	1,914,317	05/03/19	1,055
	USD	807,629	CAD	1,076,495	06/19/19	469
	USD	3,396,390	CLP	2,266,638,031	04/04/19	65,546
	USD	691,916	CLP	466,432,284	04/18/19	6,475
	USD	588,205	CNH	3,954,948	06/19/19	62
	USD	3,006,228	COP	9,375,773,409	04/01/19	65,472
	USD	821,887	COP	2,576,738,116	04/15/19	14,372
	USD	3,617,839	EUR	3,156,669	04/26/19	69,047
	USD	14,860,063	EUR	13,047,539	06/19/19	124,537
	USD	3,691,566	GBP	2,766,210	06/19/19	74,307
	USD	309,301	HUF	85,367,038	06/19/19	9,424
	USD	402,568	IDR	5,703,377,181	04/25/19	3,874
	USD	7,480,383	INR	516,255,621	04/02/19	34,109
	USD	4,736,688	JPY	519,273,887	06/19/19	21,980
	USD	389,297	KRW	441,361,460	04/05/19	928
	USD	750,014	KRW	846,370,869	04/18/19	5,468
	USD	892,665	KRW	1,012,738,149	04/30/19	1,570
	USD	2,733,367	MXN	53,159,508	06/19/19	29,527

84	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN (continued)

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Gain
MS & Co. Int. PLC (continued)	USD	973,519	NOK	8,307,989	06/19/19	$7,292
	USD	1,103,425	PHP	57,756,549	04/12/19	7,013
	USD	690,593	RON	2,914,649	06/19/19	7,707
	USD	1,297,173	RUB	84,070,255	04/15/19	19,082
	USD	2,436,712	SGD	3,290,806	06/19/19	4,858
	USD	935,440	TRY	5,406,348	06/19/19	33,099
	USD	2,210,183	TWD	68,117,834	04/08/19	2,678
	USD	924,174	TWD	28,381,636	04/11/19	4,307
	USD	663,373	TWD	20,444,766	04/29/19	316
	USD	1,527,025	ZAR	21,374,932	04/03/19	46,160
	USD	1,292,252	ZAR	18,638,873	06/19/19	12,829
	ZAR	43,612,353	USD	2,986,966	06/19/19	6,712

TOTAL						$1,082,300

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Loss
MS & Co. Int. PLC	ARS	8,348,912	USD	201,908	04/03/19	$(10,148)
	ARS	16,094,202	USD	387,090	04/22/19	(26,609)
	ARS	7,038,534	USD	161,000	04/26/19	(4,169)
	ARS	37,714,547	USD	855,690	05/28/19	(50,189)
	AUD	1,699,703	USD	1,213,646	06/19/19	(4,975)
	BRL	25,301,379	USD	6,661,475	04/02/19	(200,366)
	CLP	2,266,638,031	USD	3,423,577	04/04/19	(92,731)
	CLP	1,479,256,028	USD	2,186,120	04/18/19	(12,295)
	COP	9,375,773,409	USD	3,015,088	04/01/19	(74,333)
	COP	5,821,243,225	USD	1,854,740	04/15/19	(30,440)
	COP	638,154,011	USD	200,174	05/02/19	(392)
	CZK	22,071,156	EUR	855,693	06/19/19	(5,106)
	CZK	30,427,575	USD	1,345,519	06/19/19	(20,272)
	EUR	717,922	AUD	1,144,158	06/19/19	(2,819)
	EUR	1,425,574	GBP	1,233,157	06/19/19	(2,544)
	EUR	214,299	JPY	26,793,421	06/19/19	(1,246)
	EUR	1,600,607	NOK	15,577,489	06/19/19	(3,995)
	EUR	1,204,190	SEK	12,630,234	06/19/19	(6,699)
	EUR	727,604	USD	831,825	04/26/19	(13,838)
	EUR	2,876,584	USD	3,275,754	06/19/19	(27,021)
	EUR	352,970	ZAR	5,810,068	06/19/19	(184)
	GBP	164,369	CAD	290,787	06/19/19	(3,094)
	GBP	3,687,824	EUR	4,285,118	06/19/19	(17,081)
	GBP	1,554,332	USD	2,056,468	06/19/19	(23,932)
	HUF	78,531,194	EUR	245,227	06/19/19	(1,089)
	HUF	82,016,135	PLN	1,109,106	06/19/19	(1,499)
	IDR	11,213,831,078	USD	789,075	04/05/19	(2,831)
	IDR	16,899,366,801	USD	1,194,977	04/25/19	(13,629)
	INR	303,570,217	USD	4,399,325	04/02/19	(20,745)
	INR	240,154,340	USD	3,469,114	04/22/19	(20,096)
	JPY	111,534,706	USD	1,014,470	06/19/19	(1,800)
	KRW	441,361,460	USD	392,192	04/05/19	(3,824)

The accompanying notes are an integral part of these financial statements.	85

GOLDMAN SACHS SHORT DURATION INCOME FUND

Schedule of Investments (continued)

March 31, 2019

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS (continued)

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Loss
MS & Co. Int. PLC (continued)	KRW	4,702,944,438	USD	4,177,163	04/18/19	$(40,017)
	MXN	25,304,658	USD	1,312,840	06/19/19	(25,775)
	MYR	1,810,349	USD	444,236	04/05/19	(600)
	NOK	1,480,076	USD	173,870	06/19/19	(1,736)
	NZD	4,320,796	USD	2,968,117	06/19/19	(21,115)
	PLN	17,743,232	EUR	4,116,506	06/19/19	(16,042)
	RUB	15,560,644	USD	241,401	04/11/19	(4,682)
	RUB	72,650,791	USD	1,124,050	04/15/19	(19,566)
	SEK	3,004,214	USD	326,461	06/19/19	(1,385)
	SGD	1,036,385	USD	768,619	06/19/19	(2,746)
	TRY	5,406,348	USD	932,158	06/19/19	(29,817)
	TWD	68,117,834	USD	2,213,006	04/08/19	(5,501)
	TWD	139,453,915	USD	4,547,949	04/11/19	(28,159)
	TWD	68,117,834	USD	2,212,257	04/29/19	(3,086)
	USD	190,832	ARS	8,348,912	04/03/19	(928)
	USD	271,687	AUD	382,547	06/19/19	(346)
	USD	3,611,500	BRL	14,164,301	04/02/19	(5,580)
	USD	1,039,064	CAD	1,390,455	06/19/19	(3,504)
	USD	1,743,357	CHF	1,734,759	06/19/19	(12,061)
	USD	1,754,874	CNH	11,826,270	06/19/19	(3,817)
	USD	2,938,248	COP	9,375,773,409	04/01/19	(2,507)
	USD	785,117	IDR	11,213,831,079	04/05/19	(1,128)
	USD	1,294,844	INR	90,884,813	04/02/19	(16,044)
	USD	1,092,991	KRW	1,244,053,002	04/30/19	(1,635)
	USD	267,147	MXN	5,257,826	06/19/19	(280)
	USD	576,937	NZD	847,238	06/19/19	(922)
	USD	1,541,538	RUB	101,950,026	04/15/19	(8,372)
	USD	188,910	SEK	1,747,283	06/19/19	(158)
	USD	1,754,874	SGD	2,377,108	06/19/19	(1,771)
	USD	1,091,501	TWD	33,684,811	04/29/19	(950)
	ZAR	14,712,190	USD	1,012,625	06/19/19	(2,736)

TOTAL						$(962,957)

86	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FUTURES CONTRACTS — At March 31, 2019, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
Australian 3 Year Government Bonds	24	06/17/19	$1,936,597	$2,567
Australian 10 Year Government Bonds	16	06/17/19	1,574,113	9,260
Eurodollars	346	12/14/20	84,644,575	676,151
Ultra Long U.S. Treasury Bonds	24	06/19/19	4,032,000	143,543
2 Year U.S. Treasury Notes	748	06/28/19	159,394,125	483,386
10 Year German Euro-Bund	15	06/06/19	2,798,879	60,215
10 Year U.S. Treasury Notes	178	06/19/19	22,110,938	341,185

Total				$1,716,307
Short position contracts:
Eurodollars	(80)	06/17/19	(19,491,000)	95,798
Eurodollars	(11)	09/16/19	(2,682,350)	(9,376)
Eurodollars	(207)	12/16/19	(50,492,475)	(207,138)
Eurodollars	(81)	03/16/20	(19,781,213)	66,038
Eurodollars	(78)	06/15/20	(19,066,125)	16,657
Eurodollars	(74)	09/14/20	(18,100,400)	6,217
Canada 10 Year Government Bonds	(29)	06/19/19	(3,017,293)	(64,300)
French 10 Year Government Bonds	(9)	06/06/19	(1,642,276)	(44,648)
Ultra 10 Year U.S. Treasury Notes	(53)	06/19/19	(7,037,406)	(145,498)
5 Year German Euro-Bobl	(25)	06/06/19	(3,733,746)	208
5 Year U.S. Treasury Notes	(33)	06/28/19	(3,822,328)	458
10 Year U.K. Long Gilt	(27)	06/26/19	(4,549,444)	(54,239)
20 Year U.S. Treasury Bonds	(60)	06/19/19	(8,979,375)	(236,669)

Total				$(576,492)

TOTAL FUTURES CONTRACTS				$1,139,815

SWAP CONTRACTS — At March 31, 2019, the Fund had the following swap contracts:

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

Payments Made by the Fund	Payments Received by Fund	Termination Date	Notional Amount (000s)			Market Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)
8.360%(a)	Mexico IB TIIE 28 Days	03/18/20	MXN	323,850		$(2,068)	$(4,320)	$2,252
3M JIBAR(b)	7.500%	09/19/20	ZAR	10,600		4,063	628	3,435
7.950(a)	Mexico IB TIIE 28 Days	06/16/21	MXN	42,325	(c)	(1,355)	(521)	(834)
3M NZDOR(b)	1.750(d)	06/19/21	NZD	54,490	(c)	110,399	(62,769)	173,168
3.000(d)	3M LIBOR(b)	06/19/21		$23,960	(c)	(311,512)	(202,737)	(108,775)
2.500(d)	6M CDOR	06/19/21	CAD	13,290	(c)	(119,259)	(103,073)	(16,186)
1M BID Avg(a)	7.900	01/02/23	BRL	7,625		(9,810)	1,951	(11,761)
6M EURO(d)	0.250(e)	06/19/23	EUR	11,760	(c)	153,893	81,311	72,582
0.500(e)	3M STIBOR(b)	06/19/23	SEK	93,790	(c)	(77,672)	(38,086)	(39,586)
1.100(e)	12M GBP	08/01/23	GBP	980		(20,725)	(8,837)	(11,888)
2.218(d)	3M LIBOR(b)	08/31/23		$11,990	(c)	19,313	(826)	20,139
6M EURO(d)	0.500	06/19/24	EUR	36,720	(c)	947,637	662,419	285,218
6M AUDOR(d)	2.500	06/19/24	AUD	16,310	(c)	442,942	439,820	3,122
3.000(d)	3M LIBOR(b)	06/19/24		$5,440	(c)	(187,186)	(210,993)	23,807

The accompanying notes are an integral part of these financial statements.	87

GOLDMAN SACHS SHORT DURATION INCOME FUND

Schedule of Investments (continued)

March 31, 2019

ADDITIONAL INVESTMENT INFORMATION (continued)

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS (continued)

Payments Made by the Fund	Payments Received by Fund	Termination Date	Notional Amount (000s)			Market Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)
0.500%(d)	3M STIBOR	06/19/24	SEK	307,280	(c)	$(155,410)	$28,578	$(183,988)
2.500(d)	6M CDOR	06/19/24	CAD	7,240	(c)	(154,481)	(175,791)	21,310
6M JYOR(d)	0.500%	03/22/28	JPY	880,650	(c)	141,319	134,203	7,116
1.900(d)	6M GBP	08/03/28	GBP	4,710	(c)	(169,195)	(8,491)	(160,704)
6M CHFOR(d)	1.050	08/07/28	CHF	7,440	(c)	271,383	(5,680)	277,063
6M EURO(d)	1.450	01/15/29	EUR	6,910	(c)	211,825	46,493	165,332
0.350(d)	6M JYOR	01/16/29	JPY	1,764,940	(c)	(108,460)	(222,207)	113,747
6M EURO(d)	1.200	02/12/29	EUR	8,890	(c)	141,655	20,772	120,883
3M LIBOR(b)	2.800(d)	02/12/29		$9,340	(c)	105,230	(1,985)	107,215
1.500(d)	6M GBP	02/12/29	GBP	13,510	(c)	(130,151)	26,312	(156,463)
6M EURO(d)	1.200	02/21/29	EUR	3,530	(c)	55,294	434	54,860
2.300(d)	6M NIBOR	02/21/29	NOK	38,240	(c)	(32,786)	2,101	(34,887)
3M LIBOR(b)	2.500(d)	03/29/29		$9,460	(c)	(17,764)	717	(18,481)
1.000(d)	6M EURO	03/29/29	EUR	9,320	(c)	(33,286)	(46,418)	13,132
6M EURO(d)	1.000	06/19/29		1,700	(c)	93,914	52,605	41,309
3M LIBOR(b)	3.000(d)	06/19/29		$16,000	(c)	296,883	81,611	215,272
3.250(d)	3M NZDOR(b)	06/19/29	NZD	3,670	(c)	(67,078)	(26,106)	(40,972)
1.000(e)	3M STIBOR(b)	06/19/29	SEK	22,150	(c)	(30,498)	13,135	(43,633)
3.000(d)	6M AUDOR	06/19/29	AUD	6,220	(c)	(113,240)	(49,365)	(63,875)
3.000(d)	6M CDOR	06/19/29	CAD	2,990	(c)	(70,313)	(53,812)	(16,501)
1.000(e)	6M CHFOR(d)	06/19/29	CHF	1,990	(c)	(52,283)	(35,765)	(16,518)
1.500(e)	6M EURO(d)	06/19/29	EUR	11,730	(c)	(338,514)	(181,142)	(157,372)
3M LIBOR(b)	3.000(d)	06/20/39		$5,070	(c)	85,534	(4,045)	89,579
1.750(e)	6M EURO(d)	06/20/39	EUR	1,660	(c)	(32,923)	(32,852)	(71)
3M LIBOR(b)	2.750(d)	06/15/49		$3,280	(c)	22,042	(20,985)	43,027
1.000(d)	6M JYOR	06/15/49	JPY	229,670	(c)	(34,066)	(31,717)	(2,349)
6M JYOR(d)	1.000	06/19/49		68,110	(c)	82,116	76,573	5,543

TOTAL						$915,407	$141,140	$774,267

(a)	Payments made monthly.
(b)	Payments made quarterly.
(c)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to March 31, 2019.
(d)	Payments made semi-annually.
(e)	Payments made annually.

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS

Referenced Obligation/Index	Financing Rate Received/(Paid) by the Fund(a)	Credit Spread at March 31, 2019(b)	Termination Date	Notional Amount (000s)	Value	Upfront Premiums (Received) Paid	Unrealized Appreciation/ (Depreciation)
Protection Purchased:
iTraxx Europe Series 31	(1.000)%	0.650%	06/20/24	EUR 7,090	$(146,463)	$(152,789)	$6,326
Protection Sold:
CDX.NA.IG Index 31	1.000	0.561%	12/20/23	15,200	300,999	140,591	160,408

TOTAL					$154,536	$(12,198)	$166,734

(a)	Payments made quarterly.
(b)	Credit spread on the referenced obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund or its counterparty to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

88	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

PURCHASED AND WRITTEN OPTIONS CONTRACTS — At March 31, 2019, the Fund had the following purchased and written options:

EXCHANGE TRADED OPTIONS ON FUTURES

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Portfolio	Unrealized Appreciation/ (Depreciation)
Purchased option contracts
Puts
Eurodollar Futures	$97.750	06/15/2020	405	$1,012,500	$232,875	$203,464	$29,411

OVER-THE-COUNTER INTEREST RATE SWAPTIONS

Description	Counterparty	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Portfolio	Unrealized Appreciation/ (Depreciation)
Purchased option contracts
Calls
6M IRS	JPMorgan Securities, Inc.	$2.625	07/16/2019	2,300,000	$2,300,000	$53,882	$22,217	$31,665
6M IRS	Citibank NA	2.608	07/15/2019	2,400,000	2,400,000	53,294	22,974	30,320
1Y IRS	Citibank NA	3.010	11/01/2019	4,600,000	4,600,000	250,107	66,000	184,107
				9,300,000	$9,300,000	$357,283	$111,191	$246,092
Puts
3M IRS	JPMorgan Securities, Inc.	$3.340	05/13/2019	4,100,000	$4,100,000	$4	$1,148	$(1,144)
3M IRS	JPMorgan Securities, Inc.	2.840	05/13/2019	4,100,000	4,100,000	843	23,452	(22,609)
				8,200,000	$8,200,000	$847	$24,600	$(23,753)

Total Over-The-Counter Interest Rate Swaptions contracts				17,500,000	$17,500,000	$358,130	$135,791	$222,339

Total Purchased option contracts				$17,500,405	$18,512,500	$591,005	$339,255	$251,750
Written option contracts
Calls
6M IRS	Citibank NA	$2.724	07/15/2019	(1,000,000)	$(1,000,000)	$(41,905)	$(19,942)	$(21,963)
6M IRS	JPMorgan Securities, Inc.	2.730	07/16/2019	(1,000,000)	(1,000,000)	(42,961)	(19,788)	(23,173)
1Y IRS	Citibank NA	3.098	11/01/2019	(2,000,000)	(2,000,000)	(222,103)	(66,000)	(156,103)
				(4,000,000)	$(4,000,000)	$(306,969)	$(105,730)	$(201,239)
Puts
3M IRS	JPMorgan Securities, Inc.	$3.090	05/13/2019	(8,200,000)	$(8,200,000)	$(137)	$(10,557)	$10,420

Total Written option contracts				(12,200,000)	$(12,200,000)	$(307,106)	$(116,287)	$(190,819)

Abbreviations:
1M BID Avg	—1 Month Brazilian Interbank Deposit Average
1Y IRS	—1 Year Interest Rate Swaptions
3M IRS	—3 Months Interest Rate Swaptions
6M IRS	—6 Months Interest Rate Swaptions
CDX.NA.IG Index 31	—CDX North America Investment Grade Index 31
Mexico IB TIIE 28D	—Mexico Interbank TIIE 28 Days
MS & Co. Int. PLC	—Morgan Stanley & Co. International PLC

The accompanying notes are an integral part of these financial statements.	89

GOLDMAN SACHS SHORT-TERM CONSERVATIVE INCOME FUND

Schedule of Investments

March 31, 2019

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – 50.0%
Advertising – 0.4%
The Interpublic Group of Cos., Inc.
$15,100,000	3.500%		10/01/20	$15,238,165

Agriculture – 1.1%
BAT Capital Corp.
23,243,000	2.297		08/14/20	23,016,381
(3M USD LIBOR + 0.590%)
3,900,000	3.283	(a)	08/14/20	3,889,743
BAT International Finance PLC(b)
4,359,000	2.750		06/15/20	4,343,307
Philip Morris International, Inc.
5,500,000	1.875		11/01/19	5,470,245

				36,719,676

Automotive(b) – 2.8%
BMW US Capital LLC(a)
(3M USD LIBOR + 0.370%)
4,785,000	3.063		08/14/20	4,787,775
(3M USD LIBOR + 0.410%)
15,000,000	3.207		04/12/21	14,986,800
Daimler Finance North America LLC
11,700,000	2.450		05/18/20	11,640,564
(3M USD LIBOR + 0.550%)
15,210,000	3.288	(a)	05/04/21	15,172,735
(3M USD LIBOR + 0.670%)
20,000,000	3.403	(a)	11/05/21	19,955,800
Volkswagen Group of America Finance LLC(a)
(3M USD LIBOR + 0.770%)
23,008,000	3.458		11/13/20	23,055,627
(3M USD LIBOR + 0.940%)
5,500,000	3.638		11/12/21	5,511,330

				95,110,631

Banks – 33.6%
ABN AMRO Bank NV(b)
3,107,000	2.650		01/19/21	3,096,281
(3M USD LIBOR + 0.570%)
35,650,000	3.209	(a)	08/27/21	35,731,995
Australia & New Zealand Banking Group Ltd.(a)(b)
(3M USD LIBOR + 0.460%)
18,475,000	3.143		05/17/21	18,497,539
(3M USD LIBOR + 0.870%)
7,420,000	3.521		11/23/21	7,494,126
Bank of America Corp.
12,000,000	7.625		06/01/19	12,094,800
2,575,000	2.250		04/21/20	2,560,889
5,000,000	5.625		07/01/20	5,176,800
Bank of Montreal(a) (3M USD LIBOR + 0.400%)
15,000,000	3.152		01/22/21	15,018,750
Banque Federative du Credit Mutuel SA(b)
6,000,000	2.200		07/20/20	5,952,960
30,000,000	2.750		10/15/20	29,940,600
Barclays Bank PLC(a)
(3M USD LIBOR + 0.400%)
15,500,000	3.041		08/21/20	15,414,750
(3M USD LIBOR + 0.550%)
8,000,000	3.289		08/07/19	8,007,280

Corporate Obligations – (continued)
Banks – (continued)
BNZ International Funding Ltd.(b)
8,190,000	2.400		02/21/20	8,166,003
(3M USD LIBOR + 0.980%)
13,145,000	3.573	(a)	09/14/21	13,273,295
BPCE SA
2,000,000	2.250		01/27/20	1,991,460
Capital One NA(c)
13,336,000	2.350		01/31/20	13,275,188
Citibank NA(a)(c)
(3M USD LIBOR + 0.530%)
20,000,000	3.213		02/19/22	20,019,000
(SOFRRATE + 0.600%)
12,500,000	3.250		03/13/21	12,487,625
Citigroup, Inc.(a) (3M USD LIBOR + 1.190%)
6,588,000	3.928		08/02/21	6,681,813
Citizens Bank NA(a)(c) (3M USD LIBOR + 0.720%)
20,000,000	3.413		02/14/22	20,010,400
Commonwealth Bank of Australia
10,000,000	2.300		09/06/19	9,981,500
(3M USD LIBOR + 0.320%)
10,000,000	2.922	(a)(b)	06/25/20	10,003,000
(3M USD LIBOR + 0.400%)
12,500,000	3.015	(a)(b)	09/18/20	12,527,500
Compass Bank(a)(c) (3M USD LIBOR + 0.730%)
5,592,000	3.331		06/11/21	5,560,797
Cooperatieve Rabobank UA
2,700,000	2.250		01/14/20	2,691,009
(3M USD LIBOR + 0.430%)
28,575,000	3.195	(a)	04/26/21	28,642,151
(3M USD LIBOR + 0.830%)
3,566,000	3.613	(a)	01/10/22	3,595,919
Credit Agricole SA(b)
5,229,000	2.500		04/15/19	5,228,268
(3M USD LIBOR + 0.800%)
9,902,000	3.587	(a)	04/15/19	9,905,565
Credit Suisse AG
27,700,000	2.300		05/28/19	27,685,873
DBS Group Holdings Ltd.(a)(b) (3M USD LIBOR + 0.490%)
10,000,000	3.085		06/08/20	10,006,356
Discover Bank(c)
4,835,000	3.100		06/04/20	4,846,266
DNB Bank ASA(b)
18,257,000	2.125		10/02/20	18,079,359
HSBC Holdings PLC(a)
(3M USD LIBOR + 0.600%)
20,000,000	3.283	(c)	05/18/21	19,980,800
(3M USD LIBOR + 1.660%)
3,500,000	4.311		05/25/21	3,572,100
ING Bank NV(b)
7,000,000	2.500		10/01/19	6,990,620
6,260,000	2.450		03/16/20	6,241,408
12,000,000	2.700		08/17/20	11,989,080
(3M USD LIBOR + 0.610%)
3,250,000	3.294	(a)	08/15/19	3,256,500
JPMorgan Chase & Co(a)(c) (3M USD LIBOR + 0.550%)
24,500,000	3.151		03/09/21	24,535,525

90	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT-TERM CONSERVATIVE INCOME FUND

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Banks – (continued)
JPMorgan Chase Bank NA(a)(c)
(3M USD LIBOR + 0.280%)
$18,000,000	2.604%		02/01/21	$17,963,100
(3M USD LIBOR + 0.290%)
10,258,000	3.026		02/01/21	10,249,281
Lloyds Bank PLC(a) (3M USD LIBOR + 0.490%)
18,351,000	3.229		05/07/21	18,311,178
Macquarie Bank Ltd.(b)
15,000,000	2.600		06/24/19	14,997,150
2,270,000	2.850		01/15/21	2,266,368
Mitsubishi UFJ Financial Group, Inc.(a)
(3M USD LIBOR + 0.650%)
20,000,000	3.415		07/26/21	20,029,000
(3M USD LIBOR + 0.700%)
12,500,000	3.307		03/07/22	12,510,875
Mitsubishi UFJ Trust & Banking Corp.(b)
13,473,000	2.650		10/19/20	13,431,368
Mizuho Bank Ltd.(b)
20,000,000	2.700		10/20/20	19,946,400
Mizuho Financial Group, Inc.(a)
(3M USD LIBOR + 0.940%)
5,000,000	3.569		02/28/22	5,027,500
(3M USD LIBOR + 1.140%)
10,446,000	3.748		09/13/21	10,565,084
Morgan Stanley
6,884,000	5.500		07/24/20	7,118,882
3,750,000	5.750		01/25/21	3,938,888
(3M USD LIBOR + 1.180%)
35,851,000	3.941	(a)(c)	01/20/22	36,200,906
MUFG Bank Ltd.(b)
2,000,000	2.350		09/08/19	1,997,620
6,280,000	2.300		03/05/20	6,254,629
National Australia Bank Ltd.(a)(b) (3M USD LIBOR + 0.710%)
12,000,000	3.448		11/04/21	12,067,920
National Australia Bank Ltd.(b)
1,454,000	4.375		12/10/20	1,492,284
(3M USD LIBOR + 0.350%)
21,000,000	3.147	(a)	01/12/21	21,006,300
(3M USD LIBOR + 0.580%)
5,000,000	3.213	(a)	09/20/21	5,013,700
National Bank of Canada(a)
(3M USD LIBOR + 0.160%)
6,200,000	2.804		08/20/20	6,200,341
(3M USD LIBOR + 0.400%)
17,000,000	3.013	(b)	03/21/21	16,980,790
Nordea Bank Abp(b)
3,745,000	2.125		05/29/20	3,718,036
14,115,000	2.500		09/17/20	14,051,906
9,300,000	4.875		01/14/21	9,623,640
PNC Bank NA(a)(c) (3M USD LIBOR + 0.350%)
30,250,000	2.947		03/12/21	30,259,377
Regions Bank(a)(c) (3M USD LIBOR + 0.380%)
3,191,000	3.177		04/01/21	3,171,439
Royal Bank of Canada(a) (3M USD LIBOR + 0.400%)
20,000,000	3.171		01/25/21	20,002,000

Corporate Obligations – (continued)
Banks – (continued)
Santander UK PLC(a)
(3M USD LIBOR + 0.620%)
13,350,000	3.246		06/01/21	13,354,405
(3M USD LIBOR + 0.660%)
5,000,000	3.344		11/15/21	4,995,050
Skandinaviska Enskilda Banken AB(b)
6,000,000	2.625		11/17/20	5,980,620
(3M USD LIBOR + 0.430%)
42,010,000	3.113	(a)	05/17/21	42,016,722
Societe Generale SA(b)
12,000,000	2.625		09/16/20	11,953,080
(3M USD LIBOR + 1.330%)
4,000,000	4.134	(a)	04/08/21	4,059,600
Sumitomo Mitsui Banking Corp.
9,028,000	2.450		01/16/20	9,009,493
5,000,000	2.650		07/23/20	4,991,950
Sumitomo Mitsui Trust Bank Ltd.(a)(b) (3M USD LIBOR + 0.910%)
23,483,000	3.355		10/18/19	23,561,433
SVB Financial Group
2,650,000	5.375		09/15/20	2,740,551
Svenska Handelsbanken AB
5,000,000	2.250		06/17/19	4,995,550
11,000,000	5.125	(b)	03/30/20	11,264,770
(3M USD LIBOR + 0.470%)
5,000,000	3.121	(a)	05/24/21	5,014,850
(3M USD LIBOR + 1.150%)
5,000,000	3.742	(a)	03/30/21	5,077,050
The Bank of Nova Scotia(a) (3M USD LIBOR + 0.420%)
15,000,000	3.172		01/25/21	15,019,950
The Huntington National Bank(a) (3M USD LIBOR + 0.510%)
3,000,000	3.111		03/10/20	3,008,670
The Toronto-Dominion Bank
7,000,000	3.100	(c)(d)	01/31/21	6,963,600
(3M USD LIBOR + 0.300%)
6,100,000	2.700	(a)	05/01/20	6,108,418
UBS AG
4,050,000	2.350		03/26/20	4,035,825
2,500,000	2.200	(b)(c)	06/08/20	2,485,125
3,000,000	4.875		08/04/20	3,082,590
(3M USD LIBOR + 0.480%)
12,000,000	3.106	(a)(b)(c)	12/01/20	12,015,120
(3M USD LIBOR + 0.580%)
14,025,000	3.175	(a)(b)(c)	06/08/20	14,084,045
United Overseas Bank Ltd.(a)(b) (3M USD LIBOR + 0.480%)
2,900,000	3.252		04/23/21	2,898,738
US Bancorp(a)(c) (3M USD LIBOR + 0.640%)
1,135,000	3.419		01/24/22	1,139,347
Wells Fargo & Co.
10,000,000	2.150		01/30/20	9,954,900
(3M USD LIBOR + 0.460%)
5,095,000	3.221	(a)	04/22/19	5,096,121
(3M USD LIBOR + 0.930%)
11,827,000	3.627	(a)(c)	02/11/22	11,906,832
Wells Fargo Bank NA(a)(c) (3M USD LIBOR + 0.510%)
5,173,000	3.271		10/22/21	5,181,794

The accompanying notes are an integral part of these financial statements.	91

GOLDMAN SACHS SHORT-TERM CONSERVATIVE INCOME FUND

Schedule of Investments (continued)

March 31, 2019

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Banks – (continued)
Westpac Banking Corp.
$11,430,000	1.600%		08/19/19	$11,384,966
(3M USD LIBOR + 0.360%)
16,000,000	2.986	(a)(b)	09/01/20	16,028,160
(3M USD LIBOR + 0.850%)
6,118,000	3.533	(a)	08/19/21	6,176,794
(3M USD LIBOR + 0.850%)
19,655,000	3.649	(a)	01/11/22	19,835,629

				1,130,028,860

Chemicals(a) – 0.3%
DowDuPont, Inc. (3M USD LIBOR + 0.710%)
10,000,000	3.394		11/15/20	10,059,100

Computers – 1.2%
DXC Technology Co.
7,000,000	2.875		03/27/20	6,994,540
Hewlett Packard Enterprise Co.(c)
14,559,000	3.600		10/15/20	14,694,981
(3M USD LIBOR + 0.720%)
17,298,000	3.515	(a)	10/05/21	17,221,889

				38,911,410

Diversified Financial Services – 2.9%
AIG Global Funding(a)(b) (3M USD LIBOR + 0.480%)
20,338,000	3.277		07/02/20	20,370,947
American Express Credit Corp.(a)(c) (3M USD LIBOR + 0.730%)
3,000,000	3.376		05/26/20	3,015,270
Capital One Financial Corp.(c)
15,000,000	2.500		05/12/20	14,953,200
2,804,000	2.400		10/30/20	2,787,036
Federation des Caisses Desjardins du Quebec(b)
15,000,000	2.250		10/30/20	14,869,950
(3M USD LIBOR + 0.330%)
13,000,000	3.081	(a)	10/30/20	12,999,376
TD Ameritrade Holding Corp.(a)(c) (3M USD LIBOR + 0.430%)
30,000,000	3.166		11/01/21	29,855,700

				98,851,479

Electrical – 1.1%
Dominion Energy, Inc.(a)(b) (3M USD LIBOR + 0.550%)
2,575,000	3.176		06/01/19	2,576,339
DTE Energy Co.
1,750,000	1.500		10/01/19	1,736,385
NextEra Energy Capital Holdings, Inc.(a) (3M USD LIBOR + 0.450%)
11,625,000	3.061		09/28/20	11,625,465
Public Service Electric & Gas Co.(c)
1,500,000	2.000		08/15/19	1,495,980
Sempra Energy(a)(c) (3M USD LIBOR + 0.500%)
15,000,000	3.287		01/15/21	14,877,000
Southern Power Co
4,600,000	1.950		12/15/19	4,574,700

				36,885,869

Corporate Obligations – (continued)
Food & Drug Retailing(a)(b) – 0.4%
Mondelez International Holdings Netherlands BV (3M USD LIBOR + 0.610%)
12,271,000	3.375		10/28/19	12,294,683

Insurance(b) – 1.8%
Jackson National Life Global Funding
7,000,000	2.300		04/16/19	6,998,740
Metropolitan Life Global Funding I(a) (3M USD LIBOR + 0.230%)
9,000,000	3.034		01/08/21	8,987,130
New York Life Global Funding
11,345,000	2.150		06/18/19	11,332,634
Protective Life Global Funding
7,000,000	1.722		04/15/19	6,997,200
2,800,000	2.262		04/08/20	2,782,668
13,355,000	2.700		11/25/20	13,289,293
(3M USD LIBOR + 0.370%)
10,000,000	3.167	(a)	07/13/20	10,008,700

				60,396,365

Lodging(a) – 0.8%
Marriott International, Inc.
(3M USD LIBOR + 0.600%)
20,608,000	3.226		12/01/20	20,632,379
(3M USD LIBOR + 0.650%)
5,850,000	3.245		03/08/21	5,868,018

				26,500,397

Miscellaneous Manufacturing – 0.4%
General Electric Co.
2,645,000	6.000		08/07/19	2,670,286
3,420,000	5.550		05/04/20	3,509,912
5,500,000	4.375		09/16/20	5,606,260
(3M USD LIBOR + 0.800%)
2,894,000	3.587	(a)	04/15/20	2,892,582

				14,679,040

Oil Field Services(a) – 0.7%
BP Capital Markets PLC (3M USD LIBOR + 0.540%)
24,190,000	3.237		05/10/19	24,200,644

Pharmaceuticals – 1.5%
Bayer US Finance II LLC(a)(b)(c) (3M USD LIBOR + 0.630%)
16,550,000	3.232		06/25/21	16,402,043
Bayer US Finance LLC(b)
7,427,000	2.375		10/08/19	7,399,595
CVS Health Corp.(a) (3M USD LIBOR + 0.720%)
10,000,000	3.321		03/09/21	10,031,400
McKesson Corp.
15,700,000	3.650		11/30/20	15,881,492

				49,714,530

Real Estate Investment Trust(c) – 0.7%
ERP Operating LP
10,350,000	2.375		07/01/19	10,337,787
HCP, Inc.
4,485,000	2.625		02/01/20	4,473,922

92	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT-TERM CONSERVATIVE INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)
Real Estate Investment Trust(c) – (continued)
WEA Finance LLC/Westfield UK & Europe Finance PLC(b)
$5,296,000	2.700%	09/17/19	$5,292,929
4,500,000	3.250	10/05/20	4,529,520

			24,634,158

Trucking & Leasing(a)(b) – 0.3%
Aviation Capital Group LLC (3M USD LIBOR + 0.950%)
10,000,000	3.576	06/01/21	9,992,100

TOTAL CORPORATE OBLIGATIONS
(Cost $1,681,363,439)			1,684,217,107

Shares	Dividend Rate	Value

Investment Companies(e) – 10.8%
Goldman Sachs Financial Square Government Fund – Institutional Shares
73,103,526	2.437%	$73,103,526
Goldman Sachs Financial Square Money Market Fund – Institutional Shares
289,647,952	2.625	289,763,812

TOTAL INVESTMENT COMPANIES
(Cost $362,840,141)		$362,867,338

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT
(Cost $2,044,203,580)		$2,047,084,445

Principal Amount	Interest Rate		Maturity Date	Value

Short-term Investments – 39.2%
Certificates of Deposit – 18.0%
Atlantic Asset Securitization Corp.(a)(b) (1M USD LIBOR + 0.300%)
$1,500,000	2.820%		05/02/19	$1,500,470
Banco Santander SA(a) (3M USD LIBOR + 0.350%)
15,800,000	2.958		06/13/19	15,809,294
Bank of Montreal(a) (3M USD LIBOR + 0.290%)
15,250,000	2.919		08/28/20	15,258,312
Bank of Nova Scotia(a) (3M USD LIBOR + 0.280%)
24,000,000	2.893		09/21/20	24,010,260
BNP Paribas SA(a)
(3M USD LIBOR + 0.100%)
15,000,000	2.883		07/10/19	15,003,218
(3M USD LIBOR + 0.150%)
10,000,000	2.915		04/26/19	10,001,048
BNZ International Funding Ltd.(a)(b) (3M USD LIBOR + 0.200%)
5,000,000	2.979		04/16/19	5,000,459
Canadian Imperial Bank of Commerce(a)
(1M USD LIBOR + 0.350%)
10,000,000	2.832		11/05/19	10,012,313
(3M USD LIBOR + 0.330%)
10,000,000	3.129		07/11/19	10,009,645

Short-term Investments – (continued)
Certificates of Deposit – (continued)
Canadian Imperial Bank of Commerce(a) – (continued)
(3M USD LIBOR + 0.400%)
16,000,000	2.800		05/02/20	16,035,220
Cooperatieve Rabobank UA
15,000,000	1.780		04/03/19	14,998,976
(3M USD LIBOR + 0.330%)
7,250,000	2.932	(a)	03/24/20	7,266,066
Credit Agricole Corporate & Investment Bank(a)
(3M USD LIBOR + 0.350%)
11,500,000	3.101		07/30/20	11,499,935
(3M USD LIBOR + 0.385%)
6,780,000	3.082		05/11/20	6,795,080
(3M USD LIBOR + 0.400%)
10,000,000	3.002		09/24/20	10,004,299
Credit Suisse AG(a)
(1M USD LIBOR + 0.220%)
15,000,000	2.712		12/09/19	15,004,439
(3M USD LIBOR + 0.340%)
8,100,000	3.137		04/09/19	8,100,668
Credit Suisse New York(a)
(3M USD LIBOR + 0.170%)
4,000,000	2.780		09/26/19	4,002,109
(SOFRRATE + 0.380%)
4,000,000	2.780		10/04/19	4,002,096
First Republic Bank(f)
45,000,000	0.000		04/01/19	45,000,107
HSBC Bank PLC(a)(b)
(1M USD LIBOR + 0.270%)
12,000,000	2.773		05/22/19	12,004,868
(3M USD LIBOR + 0.170%)
11,000,000	2.993		06/24/19	11,004,498
(3M USD LIBOR + 0.200%)
5,450,000	2.939		09/25/19	5,454,422
(3M USD LIBOR + 0.230%)
1,500,000	3.013		04/10/19	1,500,105
ING (U.S.) Funding LLC(a) (3M USD LIBOR + 0.110%)
10,000,000	2.807		05/10/19	10,000,953
Lloyds Bank Corp.
14,163,000	3.000		07/29/19	14,179,510
Mizuho Bank Ltd.(a)
(3M USD LIBOR + 0.380%)
6,500,000	2.982		06/25/20	6,506,260
(3M USD LIBOR + 0.400%)
9,000,000	3.194		10/04/19	9,018,211
(3M USD LIBOR + 0.400%)
5,000,000	3.039		11/27/19	5,003,548
National Bank of Canada(a) (3M USD LIBOR + 0.200%)
1,750,000	2.938		05/08/19	1,750,331
National Bank of Kuwait SAKP
15,000,000	3.000		04/01/19	15,000,631
10,000,000	3.050		04/23/19	10,003,373
17,000,000	3.000		04/24/19	17,005,159
8,550,000	2.850		04/29/19	8,552,020
Natixis NY(a)
(3M USD LIBOR + 0.180%)
10,000,000	2.788		06/06/19	10,003,318

The accompanying notes are an integral part of these financial statements.	93

GOLDMAN SACHS SHORT-TERM CONSERVATIVE INCOME FUND

Schedule of Investments (continued)

March 31, 2019

Principal Amount	Interest Rate		Maturity Date	Value

Short-term Investments – (continued)
Certificates of Deposit – (continued)
Natixis NY(a) – (continued)
(3M USD LIBOR + 0.520%)
$25,000,000	3.299%		01/22/21	$25,008,634
Nordea Bank AB NY(a) (3M USD LIBOR + 0.290%)
15,052,000	3.024		02/05/21	15,051,908
Oversea-Chinese Banking Corp. Ltd.(a) (3M USD LIBOR + 0.210%)
13,000,000	2.989		10/24/19	13,015,104
Societe Generale SA(a)
(3M USD LIBOR + 0.160%)
7,000,000	2.939		04/24/19	7,000,829
(3M USD LIBOR + 0.410%)
19,450,000	3.211	(b)	12/18/19	19,489,665
Standard Chartered Bank
7,000,000	3.190		10/31/19	7,020,048
(3M USD LIBOR + 0.310%)
12,000,000	3.046	(a)	10/31/19	12,015,857
(3M USD LIBOR + 0.420%)
18,000,000	3.035	(a)	09/18/20	18,005,055
State Street Bank & Trust Co.(a) (1M USD LIBOR + 0.270%)
20,500,000	2.754		05/15/19	20,502,916
Sumitomo Mitsui Banking Corp.
12,750,000	2.050		05/03/19	12,744,168
(3M USD LIBOR + 0.350%)
1,180,000	3.137	(a)	10/15/20	1,180,879
(3M USD LIBOR + 0.370%)
5,100,000	3.169	(a)	07/11/19	5,104,864
(3M USD LIBOR + 0.370%)
11,000,000	3.114	(a)	01/31/20	11,017,996
(3M USD LIBOR + 0.410%)
1,000,000	3.025	(a)	06/18/20	1,001,541
(3M USD LIBOR + 0.420%)
4,000,000	3.199	(a)	07/24/20	4,006,149
Svenska Handelsbanken AB(a)
(3M USD LIBOR + 0.280%)
10,450,000	2.895		09/11/20	10,458,848
(3M USD LIBOR + 0.400%)
15,250,000	3.197		04/01/20	15,294,980
Swedbank AB(a) (3M USD LIBOR + 0.320%)
1,000,000	2.971		08/24/20	1,000,948
The Toronto-Dominion Bank(a) (3M USD LIBOR + 0.170%)
5,000,000	2.943		04/17/19	5,000,430
Westpac Banking Corp.(a)(b) (3M USD LIBOR + 0.180%)
15,000,000	2.924		10/31/19	15,012,789

				605,234,829

Commercial Paper – 18.0%
AT&T, Inc.(f)
5,000,000	0.000		05/28/19	4,976,250
2,847,000	0.000		06/05/19	2,831,588
Atlantic Asset Securitization Corp.(f)
10,000,000	0.000		05/06/19	9,973,791
Banco Santander SA(f)
15,592,000	0.000		05/14/19	15,541,455
Bank of China Ltd.(f)
11,000,000	0.000		05/10/19	10,967,583

Short-term Investments – (continued)
Commercial Paper – (continued)
Bayerische Landesbank(f)
20,000,000	0.000		05/10/19	19,940,780
Bedford Row Funding Corp.(f)
7,000,000	0.000		10/16/19	6,897,641
9,500,000	0.000		10/18/19	9,359,594
Bell Canada, Inc.(b)(f)
10,000,000	0.000		08/19/19	9,886,196
Cancara Asset Securitisation LLC(f)
10,000,000	0.000		04/30/19	9,978,018
8,750,000	0.000		05/02/19	8,729,530
5,000,000	0.000		05/08/19	4,986,183
10,000,000	0.000		05/09/19	9,971,664
3,898,000	0.000		05/28/19	3,881,628
Chariot Funding LLC(f)
12,100,000	0.000		05/02/19	12,071,693
15,400,000	0.000		07/12/19	15,288,607
China Construction Bank Corp.(b)(f)
10,000,000	0.000		06/07/19	9,948,219
8,000,000	0.000		06/20/19	7,950,551
8,000,000	0.000		09/20/19	7,893,133
CNPC Finance (Hong Kong) Ltd.(b)(f)
22,000,000	0.000		04/09/19	21,982,657
Collateralized Commercial Paper II Co. LLC(f)
15,000,000	0.000		10/22/19	14,771,955
4,510,000	0.000		11/25/19	4,429,267
DBS Bank Ltd.(f)
25,000,000	0.000		05/03/19	24,938,920
Dexia Credit Local SA(f)
10,000,000	0.000		05/07/19	9,973,762
Dominion Resources, Inc.(f)
7,100,000	0.000		06/27/19	7,049,235
Duke Energy Corp.(b)(f)
5,000,000	0.000		06/21/19	4,966,773
Entergy Corp.(b)(f)
10,000,000	0.000		05/15/19	9,962,739
Federation des Caisses Desjardins du Quebec(b)(f)
20,000,000	0.000		08/13/19	19,801,274
First Abu Dhabi Bank P.J.S.C.(b)(f)
20,000,000	0.000		05/03/19	19,950,417
20,000,000	0.000		05/06/19	19,946,040
General Electric Co.(f)
8,000,000	0.000		04/25/19	7,983,602
6,000,000	0.000		06/03/19	5,969,068
La Fayette Asset Securitiization(f)
11,000,000	0.000		06/03/19	10,949,059
Landesbank Baden-Wuerttemberg
43,900,000	2.550		04/01/19	43,900,246
Liberty Street Funding LLC(b)(f)
25,000,000	0.000		06/05/19	24,881,378
LMA SA LMA Americas(f)
16,000,000	0.000		04/08/19	15,989,200
5,000,000	0.000		04/18/19	4,993,231
10,000,000	0.000		08/07/19	9,906,590
Macquarie Bank Ltd.(f)
9,000,000	0.000		11/07/19	8,847,635

94	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT-TERM CONSERVATIVE INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value

Short-term Investments – (continued)
Commercial Paper – (continued)
Marriott International, Inc.(b)(f)
$12,000,000	0.000%	04/30/19	$11,970,741
Matchpoint Finance PLC(f)
5,000,000	0.000	04/18/19	4,992,953
Metlife Short Term Funding LLC(b)(f)
25,000,000	0.000	07/08/19	24,821,777
10,000,000	0.000	07/23/19	9,917,640
Old Line Funding LLC(f)
10,000,000	0.000	05/02/19	9,976,606
Oversea-Chinese Banking Corp. Ltd.(f)
11,900,000	0.000	04/17/19	11,884,569
Ridgefield Funding Co. LLC(b)(f)
7,000,000	0.000	06/10/19	6,963,733
Spire, Inc.(b)(f)
5,997,000	0.000	04/18/19	5,987,971
The Toronto-Dominion Bank(b)(f)
7,200,000	0.000	10/18/19	7,094,237
VW Credit, Inc.(b)(f)
10,000,000	0.000	12/06/19	9,784,120
Walgreens Boots Alliance, Inc.(f)
6,400,000	0.000	07/16/19	6,343,960
5,600,000	0.000	08/01/19	5,543,067
1,872,000	0.000	08/12/19	1,851,003
6,050,000	0.000	08/26/19	5,973,871
10,000,000	0.000	09/09/19	9,861,784

			605,235,184

Repurchase Agreement – 3.2%
Bank of America Corp.
15,000,000	3.080	04/23/19	15,000,000
Maturity Value: $15,198,917 Next Reset Date: 04/01/2019 Collateralized by various common stocks and preferred stock. The aggregate market value of the collateral was 16,200,965.

BNP Paribas SA
35,000,000	2.640	04/01/19	35,000,000

Maturity Value: $35,007,700

Next Reset Date: 04/01/2019

Collateralized by Foreign government bonds, 3.625% to 8.875%, due 01/22/21 to 02/21/47. The aggregate market value of the
collateral, including accrued interest, was $38,490,747.

Citigroup Global Markets, Inc.
19,000,000	3.113	05/20/19	19,000,000

Maturity Value: $19,147,863

Next Reset Date: 04/01/2019

Collateralized by Foreign government bonds, 4.000% to 8.125%, due 01/30/20 to 01/11/48. The aggregate market value of the
collateral, including accrued interest, was $19,951,847.

Short-term Investments – (continued)
Repurchase Agreement – (continued)
Nomura
19,000,000	3.242	04/12/19	19,000,000

Maturity Value: $19,198,482

Next Reset Date: 04/12/2019

Collateralized by various mortgage obligations, 2.686% to
11.815%, due 09/25/20 to 08/25/58. The aggregate market
value of the collateral, including accrued interest, was
$22,140,631.

Wells Fargo
20,000,000	3.000	05/29/19	20,000,000

Maturity Value: $20,138,333

Next Reset Date: 05/29/2019

Collateralized by various mortgage obligations, 2.000% to
6.586%, due 12/25/27 to 09/15/58. The aggregate market value of the collateral, including accrued interest, was $23,747,719.

			108,000,000

TOTAL SHORT-TERM INVESTMENTS
(Cost $1,317,829,274)			$1,318,470,013

TOTAL INVESTMENTS – 100.0%
(Cost $3,362,032,854)			$3,365,554,458

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.0%			1,681,435

NET ASSETS – 100.0%			$3,367,235,893

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Variable rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect on March 31, 2019.

(b)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(c)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.

(d)	Coupon changes periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect on March 31, 2019.

(e)	Represents an affiliated issuer.

(f)	Issued with a zero coupon. Income is recognized through the accretion of discount.

Currency Abbreviations:
USD	—U.S. Dollar

Investment Abbreviations:
BP	—British Pound Offered Rate
LIBOR	—London Interbank Offered Rate
LLC	—Limited Liability Company
LP	—Limited Partnership
PLC	—Public Limited Company
SOFR	—Secured Overnight Funding Rate

The accompanying notes are an integral part of these financial statements.	95

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Schedule of Investments

March 31, 2019

ADDITIONAL INVESTMENT INFORMATION

JOINT REPURCHASE AGREEMENT ACCOUNT II — At March 31, 2019, the Goldman Sachs High Quality Floating Rate Fund had undivided interests in the Joint Repurchase Agreement Account II, with a maturity date of April 1, 2019, as follows:

Fund	Principal Amount	Maturity Value	Collateral Allocation Value
High Quality Floating Rate Fund	$5,200,000	$5,200,376	$5,304,000

REPURCHASE AGREEMENTS — At March 31, 2019, the Principal Amounts of the Goldman Sachs High Quality Floating Rate Fund’s interest in the Joint Repurchase Agreement Account II were as follows:

Counterparty	Interest Rate	Principal Amount
Merrill Lynch & Co., Inc.	2.600%	$5,200,000

At March 31, 2019, the Joint Repurchase Agreement Account II was fully collateralized by:

Issuer	Interest Rate	Maturity Date
Federal National Mortgage Association	3.500%	01/01/48

96	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Statements of Assets and Liabilities

March 31, 2019

	Enhanced Income Fund	Government Income Fund	High Quality Floating Rate Fund
Assets:
Investments of unaffiliated issuers, at value (cost $505,879,564, $348,756,381 and $469,697,945, respectively)	$506,248,779	$352,503,943	$468,894,255
Investments of affiliated issuers, at value (cost $11,218,361, $25,252,182 and $0, respectively)	11,219,474	25,252,182	—
Purchased options (cost $0, $84,914 and $0, respectively)	—	97,750	—
Cash	7,192,641	4,931,070	62,938
Variation margin on futures	143,073	—	—
Variation margin on swaps	—	24,019	48,948
Receivables:
Interest and dividends	2,466,893	1,492,491	1,398,640
Fund shares sold	1,687,509	431,809	356,963
Reimbursement from investment adviser	61,626	102,410	85,885
Investments sold	—	4,884,540	542,310
Investments sold on an extended-settlement basis	—	52,605,558	—
Collateral on certain derivative contracts(a)	—	191,627	768,512
Other assets	55,681	65,517	62,178
Total assets	529,075,676	442,582,916	472,220,629

Liabilities:
Variation margin on futures	—	38,287	40,848
Forward sale contracts, at value (proceeds receivable $0, $12,243,945 and $0, respectively)	—	12,304,266	—
Payables:
Investments purchased on an extended — settlement basis	7,405,933	115,650,711	—
Fund shares redeemed	544,705	614,232	642,523
Income distribution	143,216	116,182	64,531
Management fees	103,263	142,105	126,481
Investments purchased	28,737	9,851,473	—
Distribution and Service fees and Transfer Agency fees	19,088	51,152	15,069
Collateral on certain derivative contracts(b)	—	260,000	—
Accrued expenses	192,106	274,770	212,654
Total liabilities	8,437,048	139,303,178	1,102,106

Net Assets:
Paid-in capital	524,879,153	312,540,124	477,845,123
Total distributable earnings (loss)	(4,240,525)	(9,260,386)	(6,726,600)
NET ASSETS	$520,638,628	$303,279,738	$471,118,523
Net Assets:
Class A	$19,395,908	$93,352,109	$7,968,409
Class C	—	3,775,402	—
Institutional	252,560,805	130,734,366	71,262,716
Administration	2,905,352	—	—
Service	—	36,126,380	92,303
Investor	6,095,889	1,457,682	9,474,437
Class P	189,834,992	10,267,987	375,756,004
Class R	—	19,904,611	—
Class R6	49,845,682	7,661,201	6,564,654
Total Net Assets	$520,638,628	$303,279,738	$471,118,523
Shares Outstanding $0.001 par value (unlimited number of shares authorized):
Class A	2,053,031	6,404,269	915,902
Class C	—	258,985	—
Institutional	26,769,845	8,982,953	8,194,090
Administration	307,132	—	—
Service	—	2,485,031	10,563
Investor	646,818	100,047	1,091,914
Class P	20,120,441	705,721	43,178,905
Class R	—	1,367,151	—
Class R6	5,283,226	526,534	754,543
Net asset value, offering and redemption price per share:(c)
Class A	$9.45	$14.58	$8.70
Class C	—	14.58	—
Institutional	9.43	14.55	8.70
Administration	9.46	—	—
Service	—	14.54	8.74
Investor	9.42	14.57	8.68
Class P	9.43	14.55	8.70
Class R	—	14.56	—
Class R6	9.43	14.55	8.70

(a)	Segregated for initial margin and/or collateral as follows:

Fund	Futures	Swaps
Government Income	$—	$191,627

High Quality Floating Rate	378,000	390,512

(b)	Segregated for initial margin and/or collateral as follows:

Fund	TBA

Government Income	$260,000

(c)	Maximum public offering price per share for Class A shares of the Enhanced Income, Government Income and High Quality Floating Rate Funds is $9.45, $15.15 and $8.70, respectively. The sales charge was discontinued effective July 30, 2018, for the Enhanced Income and High Quality Floating Rate Funds, and prior to that date the sales charge was 1.50%. At redemption, Class C shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.

The accompanying notes are an integral part of these financial statements.	97

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Statements of Assets and Liabilities (continued)

March 31, 2019

	Inflation Protected Securities Fund	Short Duration Government Fund	Short Duration Income Fund
Assets:
Investments of unaffiliated issuers, at value (cost $383,584,487, $992,589,732 and $691,508,708, respectively)	$390,904,631	$991,328,682	$695,070,000
Investments of affiliated issuers, at value (cost $14,311,970, $2,624,284 and $4,587,467, respectively)	14,311,970	2,624,284	4,587,467
Purchased options (cost $53,945, $0 and $339,255, respectively)	62,100	—	591,005
Cash	6,167,915	14,950,127	10,818,534
Foreign currencies, at value (cost $8, $0 and $113,680, respectively)	8	—	110,368
Unrealized gain on forward foreign currency exchange contracts	—	—	1,082,300
Variation margin on swaps	166,024	—	307,619
Receivables:
Investments sold	3,088,918	7,945,297	10,663,429
Collateral on certain derivative contracts(a)	1,604,392	—	5,235,813
Fund shares sold	1,055,515	1,107,436	3,642,866
Interest and dividends	345,019	4,846,199	4,646,262
Reimbursement from investment adviser	66,156	124,168	147,310
Due from broker — upfront payment	—	—	89
Other assets	72,216	133,232	89,727
Total assets	417,844,864	1,023,059,425	736,992,789

Liabilities:
Unrealized loss on forward foreign currency exchange contracts	—	—	962,957
Variation margin on futures	107,649	104,824	235,075
Written option contracts, at value (premium received $0, $0 and $116,287, respectively)	—	—	307,106
Payables:
Investments purchased	6,221,744	15,298,382	21,091,978
Fund shares redeemed	570,169	1,294,298	2,643,094
Income distribution	—	205,396	16,230
Management fees	88,352	367,243	230,009
Distribution and Service fees and Transfer Agency fees	40,418	65,741	22,846
Investments purchased on an extended — settlement basis	—	—	13,184,381
Accrued expenses	159,842	341,482	461,712
Total liabilities	7,188,174	17,677,366	39,155,388

Net Assets:
Paid-in capital	426,840,559	1,050,415,942	708,791,191
Total distributable earnings (loss)	(16,183,869)	(45,033,883)	(10,953,790)
NET ASSETS	$410,656,690	$1,005,382,059	$697,837,401
Net Assets:
Class A	$53,689,509	$82,089,739	$11,070,037
Class C	4,152,125	15,492,911	1,689,287
Institutional	174,466,694	379,887,468	46,679,805
Service	—	18,120,402	—
Investor	16,087,917	29,461,372	1,584,440
Class P	107,843,682	474,894,466	635,440,062
Class R	14,911,022	—	121,719
Class R6	39,505,741	5,435,701	1,252,051
Total Net Assets	$410,656,690	$1,005,382,059	$697,837,401
Shares Outstanding $0.001 par value (unlimited number of shares authorized):
Class A	5,179,626	8,402,745	1,129,482
Class C	407,540	1,596,486	172,264
Institutional	16,619,734	39,017,059	4,752,073
Service	—	1,863,242	—
Investor	1,541,834	3,013,761	161,332
Class P	10,279,558	48,791,000	64,701,310
Class R	1,444,483	—	12,396
Class R6	3,765,926	558,272	127,552
Net asset value, offering and redemption price per share:(b)
Class A	$10.37	$9.77	$9.80
Class C	10.19	9.70	9.81
Institutional	10.50	9.74	9.82
Service	—	9.73	—
Investor	10.43	9.78	9.82
Class P	10.49	9.73	9.82
Class R	10.32	—	9.82
Class R6	10.49	9.74	9.82

(a)	Segregated for initial margin and/or collateral as follows:

Fund	Forward Foreign Currency	Futures	Swaps
Inflation Protected Securities	$—	$—	$1,604,392

Short Duration Income	2,870,000	914,000	1,451,813

(b)	Maximum public offering price per share for Class A shares of the Inflation Protected Securities, Short Duration Government and Short Duration Income Funds is $10.77, $9.92 and $9.95, respectively. At redemption, Class C shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.

98	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Statement of Assets and Liabilities (continued)

March 31, 2019

Short-Term Conservative Income Fund
Assets:
Investments of unaffiliated issuers, at value (cost $2,999,192,713)	$3,002,687,120
Investments of affiliated issuers, at value (cost $362,840,141)	362,867,338
Cash	3,470,911
Receivables:
Interest and dividends	13,464,130
Fund shares sold	929,785
Reimbursement from investment adviser	222,770
Other assets	158,350
Total assets	3,383,800,404

Liabilities:
Payables:
Investments purchased	8,595,686
Fund shares redeemed	6,949,843
Management fees	492,426
Income distribution	195,248
Distribution and Service fees and Transfer Agency fees	103,160
Accrued expenses	228,148
Total liabilities	16,564,511

Net Assets:
Paid-in capital	3,363,502,987
Total distributable earnings	3,732,906
NET ASSETS	$3,367,235,893
Net Assets:
Class A	$50,981,852
Institutional	840,035,725
Administration	937,255
Preferred	26,133
Investor	6,254,233
Class P	2,048,977,286
Class R6	420,023,409
Total Net Assets	$3,367,235,893
Shares Outstanding $0.001 par value (unlimited number of shares authorized):
Class A	5,080,965
Institutional	83,697,438
Administration	93,399
Preferred	2,605
Investor	623,006
Class P	204,298,672
Class R6	41,839,918
Net asset value, offering and redemption price per share:(a)
Class A	$10.03
Institutional	10.04
Administration	10.03
Preferred	10.03
Investor	10.04
Class P	10.03
Class R6	10.04

(a)	Maximum public offering price per share for Class A shares of the Short -Term Conservative Income Fund is $10.03. The sales charge was discontinued effective July 30, 2018, and prior to that date the sales charge was 1.50%.

The accompanying notes are an integral part of these financial statements.	99

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Statements of Operations

For the Fiscal Year Ended March 31, 2019

	Enhanced Income Fund	Government Income Fund	High Quality Floating Rate Fund
Investment income:

Interest	$14,164,921	$9,155,569	$19,927,283

Dividends — affiliated issuers	470,826	333,036	—

Total investment income	14,635,747	9,488,605	19,927,283

Expenses:

Management fees	1,416,747	1,764,560	2,262,919

Transfer Agency fees(a)	225,140	244,435	258,420

Custody, accounting and administrative services	179,789	229,782	203,763

Professional fees	132,881	123,011	143,526

Registration fees	108,534	106,435	94,213

Printing and mailing costs	53,205	129,099	60,426

Distribution and Service fees(a)	26,572	399,254	15,948

Trustee fees	16,673	16,285	17,072

Administration Shares fees	5,695	—	—

Service Share fees — Service Plan	—	91,857	261

Service Share fees — Shareholder Administration Plan	—	91,857	261

Other	28,714	24,702	40,384

Total expenses	2,193,950	3,221,277	3,097,193

Less — expense reductions	(193,784)	(642,093)	(457,204)

Net expenses	2,000,166	2,579,184	2,639,989

NET INVESTMENT INCOME	12,635,581	6,909,421	17,287,294

Realized and unrealized gain (loss):

Net realized gain (loss) from:

Investments — unaffiliated issuers	(231,413)	(918,205)	(665,366)

Investment — affiliated issuers	(1,378)	—	—

Futures contracts	2,324,987	179,660	246,962

Swap contracts	—	(212,350)	(370,523)

Net change in unrealized gain (loss) on:

Investments — unaffiliated issuers	3,145,526	5,641,289	(1,556,817)

Investments — affiliated issuers	1,113	—	—

Purchased options	—	(27,001)	—

Futures contracts	(3,113,161)	(207,803)	441,384

Swap contracts	—	149,901	50,301

Net realized and unrealized gain (loss)	2,125,674	4,605,491	(1,854,059)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$14,761,255	$11,514,912	$15,433,235

(a)	Class specific Distribution and/or Service and Transfer Agency fees were as follows:

	Distribution and/or Service Fees			Transfer Agency Fees
Fund	Class A	Class C	Class R	Class A	Class C	Institutional	Administration	Service	Investor	Class P(b)	Class R	Class R6
Enhanced Income	$26,572	$—	$—	$19,939	$—	$143,513	$911	$—	$4,793	$51,414	$—	$4,570
Government Income	249,759	46,640	102,855	129,875	6,063	55,382	—	14,697	2,465	2,271	26,742	6,940
High Quality Floating Rate	15,948	—	—	11,239	—	106,071	—	41	5,532	135,111	—	426

(b)	Commenced operations on April 20, 2018.

100	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Statements of Operations (continued)

For the Fiscal Year Ended March 31, 2019

	Inflation Protected Securities Fund	Short Duration Government Fund	Short Duration Income Fund
Investment income:

Interest (net of foreign withholding taxes of $0, $0 and $1,309)	$7,723,225	$23,594,538	$18,555,425

Dividends — affiliated issuers	322,337	228,440	125,673

Total investment income	8,045,562	23,822,978	18,681,098

Expenses:

Management fees	1,018,605	4,187,088	2,396,166

Distribution and Service fees(a)	287,490	384,918	42,664

Transfer Agency fees(a)	234,354	467,807	214,387

Custody, accounting and administrative services	133,399	304,187	461,367

Professional fees	122,322	122,844	176,527

Registration fees	116,738	196,309	135,838

Printing and mailing costs	70,512	101,807	56,758

Trustee fees	16,410	17,308	16,744

Service Share fees — Service Plan	—	47,390	—

Service Share fees — Shareholder Administration Plan	—	47,390	—

Prime Broker Fees	—	—	10,216

Other	16,675	44,884	39,991

Total expenses	2,016,505	5,921,932	3,550,658

Less — expense reductions	(332,277)	(826,561)	(817,011)

Net expenses	1,684,228	5,095,371	2,733,647

NET INVESTMENT INCOME	6,361,334	18,727,607	15,947,451

Realized and unrealized gain (loss):

Net realized gain (loss) from:

Investments — unaffiliated issuers	(3,941,907)	(7,892,500)	(2,899,852)

Purchased options	—	—	(32,263)

Futures contracts	(105,287)	4,140,376	415,515

Written options	—	—	66,101

Swap contracts	(632,717)	(158,742)	1,481,647

Forward foreign currency exchange contracts	—	—	(3,347,162)

Foreign currency transactions	—	—	(230,873)

Net change in unrealized gain (loss) on:

Investments — unaffiliated issuers	8,169,739	13,111,099	8,333,510

Purchased options	(11,763)	—	170,400

Futures contracts	(6,940)	(7,117,042)	(713,253)

Written options	—	—	(175,560)

Swap contracts	(445,723)	279,682	764,639

Forward foreign currency exchange contracts	—	—	550,824

Foreign currency translation	—	—	(5,990)

Net realized and unrealized gain	3,025,402	2,362,873	4,377,683

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$9,386,736	$21,090,480	$20,325,134

(a)	Class specific Distribution and/or Service and Transfer Agency fees were as follows:

	Distribution and/or Service Fees			Transfer Agency Fees
Fund	Class A	Class C	Class R	Class A	Class C	Institutional	Service	Investor	Class P(b)	Class R	Class R6
Inflation Protected Securities Fund	$151,839	$55,513	$80,138	$78,956	$7,217	$80,766	$—	$18,612	$22,389	$20,836	$5,578
Short Duration Government Fund	212,483	172,435	—	110,491	22,416	203,827	7,582	35,400	87,108	—	983
Short Duration Income Fund	29,448	12,669	547	15,313	1,647	78,628	—	2,420	116,193	142	44

(b)	Commenced operations on April 20, 2018.

The accompanying notes are an integral part of these financial statements.	101

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Statement of Operations (continued)

For the Fiscal Year Ended March 31, 2019

Short-Term Conservative Income Fund
Investment income:

Interest	$59,193,707

Dividends — affiliated issuers	4,072,702

Total investment income	63,266,409

Expenses:

Management fees	5,732,562

Transfer Agency fees(a)	785,420

Custody, accounting and administrative services	242,939

Registration fees	220,378

Professional fees	159,120

Printing and mailing costs	110,909

Trustee fees	20,057

Distribution and Service fees(a)	10,822

Other	64,988

Total expenses	7,347,195

Less — expense reductions	(2,681,980)

Net expenses	4,665,215

NET INVESTMENT INCOME	58,601,194

Realized and unrealized gain (loss):

Net realized gain from:

Investments — unaffiliated issuers	390,872

Investment — affiliated issuers	(2,800)

Net change in unrealized gain on:

Investments — unaffiliated issuers	4,205,034

Investments — affiliated issuers	27,197

Net realized and unrealized gain (loss)	4,620,303

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$63,221,497

(a)	Class specific Distribution and/or Service and Transfer Agency fees were as follows:

	Distribution and/or Service Fees			Transfer Agency Fees
Fund	Class A	Administration	Preferred	Class A	Institutional	Administration	Preferred	Investor(b)	Class P(c)	Class R6
Short-Term Conservative Income Fund	$8,337	$2,459	$26	$6,992	$361,648	$393	$11	$2,107	$353,940	$60,329

(b)	Commenced operations on August 14, 2018.
(c)	Commenced operations on April 20, 2018.

102	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Statements of Changes in Net Assets

	Enhanced Income Fund			Government Income Fund
	For the Fiscal Year Ended March 31, 2019	For the Fiscal Year Ended March 31, 2018		For the Fiscal Year Ended March 31, 2019	For the Fiscal Year Ended March 31, 2018
From operations:

Net investment income	$12,635,581	$8,073,774		$6,909,421	$4,843,468

Net realized gain (loss)	2,092,196	(1,083,080)		(950,895)	972,554

Net change in unrealized gain (loss)	33,478	(824,420)		5,556,386	(5,233,833)

Net increase in net assets resulting from operations	14,761,255	6,166,274		11,514,912	582,189

Distributions to shareholders:

From distributable earnings:

Class A Shares	(309,118)	(284,649	)(a)	(2,090,284)	(2,091,104	)(a)

Class C Shares	—	—		(61,979)	(67,204	)(a)

Institutional Shares	(7,819,471)	(7,678,981	)(a)	(3,374,185)	(2,843,094	)(a)

Administration Shares	(46,284)	(2,044	)(a)	—	—

Service Shares	—	—		(708,383)	(741,397	)(a)

Investor Shares	(80,616)	(51,091	)(a)	(43,825)	(77,857	)(a)

Class P Shares(b)	(3,989,106)	—		(188,120)	—

Class R Shares	—	—		(378,998)	(308,362	)(a)

Class R6 Shares	(377,385)	(157	)(a)	(567,998)	(381,901	)(a)

Total distributions to shareholders	(12,621,980)	(8,016,922)		(7,413,772)	(6,510,919)

From share transactions:

Proceeds from sales of shares	625,494,376	325,697,965		121,223,005	88,980,699

Reinvestment of distributions	10,747,284	7,854,271		5,930,212	5,137,494

Cost of shares redeemed	(585,261,922)	(337,841,302)		(168,596,062)	(116,633,711)

Net increase (decrease) in net assets resulting from share transactions	50,979,738	(4,289,066)		(41,442,845)	(22,515,518)

TOTAL INCREASE (DECREASE)	53,119,013	(6,139,714)		(37,341,705)	(28,444,248)

Net assets:(c)

Beginning of year	467,519,615	473,659,329		340,621,443	369,065,691

End of year	$520,638,628	$467,519,615		$303,279,738	$340,621,443

(a)	Prior year information has been revised to conform to current year presentation. Distributions to shareholders consisted solely of net investment income for the fiscal year ended March 31, 2018.
(b)	Commenced operations on April 20, 2018.
(c)	Prior year information has been revised to conform with current year presentation. Undistributed net investment income was $714,785 and $901,807, respectively for the Enhanced Income and Government Income Funds as of March 31, 2018.

The accompanying notes are an integral part of these financial statements.	103

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Statements of Changes in Net Assets (continued)

	High Quality Floating Rate Fund			Inflation Protected Securities Fund
	For the Fiscal Year Ended March 31, 2019	For the Fiscal Year Ended March 31, 2018		For the Fiscal Year Ended March 31, 2019	For the Fiscal Year Ended March 31, 2018
From operations:

Net investment income	$17,287,294	$10,215,229		$6,361,334	$6,274,592

Net realized gain (loss)	(788,927)	1,281,357		(4,679,911)	(2,784,122)

Net change in unrealized gain (loss)	(1,065,132)	(625,288)		7,705,313	(1,645,342)

Net increase in net assets resulting from operations	15,433,235	10,871,298		9,386,736	1,845,128

Distributions to shareholders:

From distributable earnings:

Class A Shares	(186,231)	(123,665	)(a)	(1,040,911)	(1,247,978	)(a)

Class C Shares	—	—		(72,568)	(72,788	)(a)

Institutional Shares	(5,986,942)	(10,176,566	)(a)	(4,341,465)	(4,285,943	)(a)

Service Shares	(2,008)	(2,421	)(a)	—	—

Investor Shares	(104,159)	(14,482	)(a)	(244,140)	(242,201	)(a)

Class P Shares(b)	(11,429,240)	—		(838,148)	—

Class R Shares	—	—		(247,206)	(281,832	)(a)

Class R6 Shares	(39,278)	(160	)(a)	(239,819)	(56,822	)(a)

Total distributions to shareholders	(17,747,858)	(10,317,294)		(7,024,257)	(6,187,564)

From share transactions:

Proceeds from sales of shares	970,694,770	663,102,852		293,070,744	177,078,976

Reinvestment of distributions	17,246,384	10,234,835		4,997,848	4,083,552

Cost of shares redeemed	(1,255,494,301)	(374,360,785)		(268,244,197)	(117,366,906)

Net increase (decrease) in net assets resulting from share transactions	(267,553,147)	298,976,902		29,824,395	63,795,622

TOTAL INCREASE (DECREASE)	(269,867,770)	299,530,906		32,186,874	59,453,186

Net assets:(c)

Beginning of year	740,986,293	441,455,387		378,469,816	319,016,630

End of year	$471,118,523	$740,986,293		$410,656,690	$378,469,816

(a)	Prior year information has been revised to conform to current year presentation. Distributions to shareholders consisted solely of net investment income for the fiscal year ended March 31, 2018.
(b)	Commenced operations on April 20, 2018.
(c)	Prior year information has been revised to conform with current year presentation. Undistributed net investment income was $251,503 and $630,260, respectively for the High Quality Floating Rate and Inflation Protected Securities Funds as of March 31, 2018.

104	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Statements of Changes in Net Assets (continued)

	Short Duration Government Fund			Short Duration Income Fund
	For the Fiscal Year Ended March 31, 2019	For the Fiscal Year Ended March 31, 2018		For the Fiscal Year Ended March 31, 2019	For the Fiscal Year Ended March 31, 2018
From operations:

Net investment income	$18,727,607	$15,288,469		$15,947,451	$12,879,406

Net realized gain (loss)	(3,910,866)	(5,024,259)		(4,546,887)	(7,911,451)

Net change in unrealized gain (loss)	6,273,739	(8,333,475)		8,924,570	(3,937,692)
Net increase in net assets resulting from operations	21,090,480	1,930,735		20,325,134	1,030,263

Distributions to shareholders:

From distributable earnings:

Class A Shares	(1,838,189)	(2,041,765	)(a)	(265,434)	(175,901	)(a)

Class C Shares	(303,318)	(335,268	)(a)	(24,242)	(12,562	)(a)

Institutional Shares	(12,622,023)	(19,398,290	)(a)	(4,925,422)	(11,795,805	)(a)

Service Shares	(379,737)	(395,986	)(a)	—	—

Investor Shares	(656,226)	(530,914	)(a)	(45,864)	(34,695	)(a)

Class P Shares(b)	(7,395,497)	—		(9,973,064)	—

Class R Shares	—	—		(2,198)	(746	)(a)

Class R6 Shares	(82,624)	(50,577	)(a)	(3,831)	(203	)(a)

Return of capital

Class A Shares	—	—		(27,291)	(26,617)

Class C Shares	—	—		(2,492)	(1,901)

Institutional Shares	—	—		(506,404)	(1,784,904)

Investor Shares	—	—		(4,716)	(5,250)

Class P Shares(b)	—	—		(1,025,377)	—

Class R Shares	—	—		(226)	(113)

Class R6 Shares	—	—		(394)	(31)

Total distributions to shareholders	(23,277,614)	(22,752,800)		(16,806,955)	(13,838,728)

From share transactions:

Proceeds from sales of shares	781,323,689	407,825,942		869,609,351	336,916,387

Reinvestment of distributions	20,862,430	21,350,633		16,625,323	13,814,307

Cost of shares redeemed	(785,242,974)	(754,489,017)		(776,377,472)	(325,990,610)

Net increase (decrease) in net assets resulting from share transactions	16,943,145	(325,312,442)		109,857,202	24,740,084

TOTAL INCREASE (DECREASE)	14,756,011	(346,134,507)		113,375,381	11,931,619

Net assets:(c)

Beginning of year	990,626,048	1,336,760,555		584,462,020	572,530,401

End of year	$1,005,382,059	$990,626,048		$697,837,401	$584,462,020

(a)	Prior year information has been revised to conform to current year presentation. Distributions to shareholders consisted solely of net investment income for the fiscal year ended March 31, 2018.
(b)	Commenced operations on April 20, 2018.
(c)	Prior year information has been revised to conform with current year presentation. Undistributed (distributions in excess of) net investment income was $6,653,926 and $ (353,761), respectively for the Short Duration Government and Short Duration Income Funds as of March 31, 2018.

The accompanying notes are an integral part of these financial statements.	105

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Statements of Changes in Net Assets (continued)

	Short-Term Conservative Income Fund
	For the Fiscal Year Ended March 31, 2019	For the Fiscal Year Ended March 31, 2018
From operations:

Net investment income	$58,601,194	$15,812,419

Net realized gain	388,072	89,033

Net change in unrealized gain (loss)	4,232,231	(824,720)

Net increase in net assets resulting from operations	63,221,497	15,076,732

Distributions to shareholders:

From distributable earnings:

Class A Shares	(132,712)	(2,164	)(a)

Institutional Shares	(22,156,000)	(15,865,663	)(a)

Administration Shares	(21,683)	(11,212	)(a)

Preferred Shares	(616)	(353	)(a)

Investor Shares(b)	(41,958)	—

Class P Shares(c)	(31,077,750)	—

Class R6 Shares(d)	(5,384,319)	(53	)(a)

Total distributions to shareholders	(58,815,038)	(15,879,445)

From share transactions:

Proceeds from sales of shares	4,810,757,339	2,263,519,156

Reinvestment of distributions	56,650,303	15,556,730

Cost of shares redeemed	(2,927,554,147)	(1,121,169,548)

Net increase in net assets resulting from share transactions	1,939,853,495	1,157,906,338

TOTAL INCREASE	1,944,259,954	1,157,103,625

Net assets:(e)

Beginning of year	1,422,975,939	265,872,314

End of year	$3,367,235,893	$1,422,975,939

(a)	Prior year information has been revised to conform to current year presentation, see prior year presentation below:

	Class A	Institutional	Administration	Preferred	Class R6
Distributions from net investment income	$(2,163)	$(15,804,447)	$(11,173)	$(352)	$(53)
Distributions from net realized gains	(1)	(61,216)	(39)	(1)	—

(b)	Commenced operations on August 14, 2018.
(c)	Commenced operations on April 20, 2018.
(d)	Commenced operations on November 30, 2017.
(e)	Prior year information has been revised to conform with current year presentation. Undistributed (distributions in excess of) net investment income was $ (5,511) for the Short-Term Conservative Income Fund as of March 31, 2018.

106	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ENHANCED INCOME FUND

Financial Highlights

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Enhanced Income Fund
	Class A Shares
	Year Ended March 31,
	2019	2018	2017	2016	2015
Per Share Data

Net asset value, beginning of year	$9.41	$9.44	$9.41	$9.42	$9.47

Net investment income(a)	0.19	0.11	0.08	0.04	0.01

Net realized and unrealized gain (loss)	0.04	(0.03)	0.03	(0.01)	(0.05)

Total from investment operations	0.23	0.08	0.11	0.03	(0.04)

Distributions to shareholders from net investment income	(0.19)	(0.11)	(0.08)	(0.04)	(0.01)

Net asset value, end of year	$9.45	$9.41	$9.44	$9.41	$9.42

Total return(b)	2.41%	0.86%	1.19%	0.29%	(0.47)%

Net assets, end of year (in 000s)	$19,396	$10,590	$35,560	$35,378	$35,556

Ratio of net expenses to average net assets	0.61%	0.69%	0.69%	0.69%	0.69%

Ratio of total expenses to average net assets	0.65%	0.70%	0.71%	0.71%	0.71%

Ratio of net investment income to average net assets	2.02%	1.14%	0.88%	0.42%	0.06%

Portfolio turnover rate(c)	42%	63%	89%	60%	39%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	107

GOLDMAN SACHS ENHANCED INCOME FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Enhanced Income Fund
	Institutional Shares
	Year Ended March 31,
	2019	2018	2017	2016	2015
Per Share Data

Net asset value, beginning of year	$9.39	$9.43	$9.40	$9.41	$9.46

Net investment income(a)	0.21	0.14	0.11	0.07	0.04

Net realized and unrealized gain (loss)	0.04	(0.04)	0.03	(0.01)	(0.05)

Total from investment operations	0.25	0.10	0.14	0.06	(0.01)

Distributions to shareholders from net investment income	(0.21)	(0.14)	(0.11)	(0.07)	(0.04)

Net asset value, end of year	$9.43	$9.39	$9.43	$9.40	$9.41

Total return(b)	2.70%	1.09%	1.53%	0.63%	(0.13)%

Net assets, end of year (in 000s)	$252,561	$451,628	$435,915	$423,278	$457,826

Ratio of net expenses to average net assets	0.35%	0.35%	0.35%	0.35%	0.35%

Ratio of total expenses to average net assets	0.37%	0.36%	0.37%	0.36%	0.37%

Ratio of net investment income to average net assets	2.18%	1.52%	1.22%	0.76%	0.40%

Portfolio turnover rate(c)	42%	63%	89%	60%	39%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

108	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ENHANCED INCOME FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Enhanced Income Fund
	Administration Shares
	Year Ended March 31,
	2019	2018	2017	2016	2015
Per Share Data

Net asset value, beginning of year	$9.43	$9.46	$9.43	$9.44	$9.49

Net investment income(a)	0.19	0.12	0.09	0.05	0.01

Net realized and unrealized gain (loss)	0.03	(0.03)	0.03	(0.01)	(0.05)

Total from investment operations	0.22	0.09	0.12	0.04	(0.04)

Distributions to shareholders from net investment income	(0.19)	(0.12)	(0.09)	(0.05)	(0.01)

Net asset value, end of year	$9.46	$9.43	$9.46	$9.43	$9.44

Total return(b)	2.33%	0.95%	1.28%	0.38%	(0.38)%

Net assets, end of year (in 000s)	$2,905	$164	$162	$147	$176

Ratio of net expenses to average net assets	0.60%	0.60%	0.60%	0.60%	0.60%

Ratio of total expenses to average net assets	0.64%	0.61%	0.62%	0.61%	0.62%

Ratio of net investment income to average net assets	2.03%	1.27%	0.97%	0.50%	0.15%

Portfolio turnover rate(c)	42%	63%	89%	60%	39%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	109

GOLDMAN SACHS ENHANCED INCOME FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Enhanced Income Fund
	Investor Shares
	Year Ended March 31,
	2019	2018	2017	2016	2015
Per Share Data

Net asset value, beginning of year	$9.39	$9.42	$9.39	$9.41	$9.45

Net investment income(a)	0.21	0.14	0.11	0.06	0.03

Net realized and unrealized gain (loss)	0.02	(0.04)	0.02	(0.02)	(0.04)

Total from investment operations	0.23	0.10	0.13	0.04	(0.01)

Distributions to shareholders from net investment income	(0.20)	(0.13)	(0.10)	(0.06)	(0.03)

Net asset value, end of year	$9.42	$9.39	$9.42	$9.39	$9.41

Total return(b)	2.50%	1.11%	1.44%	0.43%	(0.12)%

Net assets, end of year (in 000s)	$6,096	$5,127	$2,012	$623	$437

Ratio of net expenses to average net assets	0.44%	0.44%	0.44%	0.44%	0.44%

Ratio of total expenses to average net assets	0.48%	0.45%	0.45%	0.46%	0.46%

Ratio of net investment income to average net assets	2.19%	1.45%	1.14%	0.66%	0.31%

Portfolio turnover rate(c)	42%	63%	89%	60%	39%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

110	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ENHANCED INCOME FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout the Period

	Goldman Sachs Enhanced Income Fund
	Class P Shares
	Period Ended March 31, 2019(a)
Per Share Data

Net asset value, beginning of period	$9.41

Net investment income(b)	0.21

Net realized and unrealized gain	0.01

Total from investment operations	0.22

Distributions to shareholders from net investment income	(0.20)

Net asset value, end of period	$9.43

Total return(c)	2.36%

Net assets, end of period (in 000s)	$189,835

Ratio of net expenses to average net assets	0.34	%(d)

Ratio of total expenses to average net assets	0.38	%(d)

Ratio of net investment income to average net assets	2.33	%(d)

Portfolio turnover rate(e)	42%

(a)	Commenced operations on April 20, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	111

GOLDMAN SACHS ENHANCED INCOME FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Enhanced Income Fund
	Class R6 Shares
	Year Ended March 31,			Period Ended March 31, 2016(a)
	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$9.40	$9.43	$9.40	$9.39

Net investment income(b)	0.23	0.14	0.12	0.05

Net realized and unrealized gain (loss)	0.01	(0.03)	0.02	—	(c)

Total from investment operations	0.24	0.11	0.14	0.05

Distributions to shareholders from net investment income	(0.21)	(0.14)	(0.11)	(0.04)

Net asset value, end of year	$9.43	$9.40	$9.43	$9.40

Total return(d)	2.59%	1.21%	1.55%	0.58%

Net assets, end of year (in 000s)	$49,846	$10	$10	$10

Ratio of net expenses to average net assets	0.34%	0.34%	0.34%	0.35	%(e)

Ratio of total expenses to average net assets	0.42%	0.35%	0.36%	0.37	%(e)

Ratio of net investment income to average net assets	2.48%	1.53%	1.23%	0.74	%(e)

Portfolio turnover rate(f)	42%	63%	89%	60%

(a)	Commenced operations on July 31, 2015.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Amount is less than $0.005 per share.
(d)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(e)	Annualized.
(f)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

112	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GOVERNMENT INCOME FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Government Income Fund
	Class A Shares
	Year Ended March 31,
	2019	2018	2017	2016	2015
Per Share Data

Net asset value, beginning of year	$14.39	$14.64	$15.03	$15.02	$14.67

Net investment income(a)	0.28	0.18	0.16	0.19	0.17

Net realized and unrealized gain (loss)	0.21	(0.18)	(0.29)	0.06	0.39

Total from investment operations	0.49	—	(0.13)	0.25	0.56

Distributions to shareholders from net investment income	(0.30)	(0.25)	(0.26)	(0.24)	(0.21)

Net asset value, end of year	$14.58	$14.39	$14.64	$15.03	$15.02

Total return(b)	3.46%	0.01%	(0.89)%	1.66%	3.80%

Net assets, end of year (in 000s)	$93,352	$108,414	$134,630	$159,880	$182,381

Ratio of net expenses to average net assets	0.91%	0.91%	0.91%	0.90%	0.91%

Ratio of total expenses to average net assets	1.10%	1.05%	1.06%	1.05%	1.05%

Ratio of net investment income to average net assets	1.94%	1.25%	1.08%	1.31%	1.16%

Portfolio turnover rate(c)	530%	380%	441%	590%	471%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	113

GOLDMAN SACHS GOVERNMENT INCOME FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Government Income Fund
	Class C Shares
	Year Ended March 31,
	2019	2018	2017	2016	2015
Per Share Data

Net asset value, beginning of year	$14.39	$14.64	$15.03	$15.02	$14.67

Net investment income(a)	0.17	0.07	0.05	0.08	0.06

Net realized and unrealized gain (loss)	0.21	(0.18)	(0.29)	0.06	0.38

Total from investment operations	0.38	(0.11)	(0.24)	0.14	0.44

Distributions to shareholders from net investment income	(0.19)	(0.14)	(0.15)	(0.13)	(0.09)

Net asset value, end of year	$14.58	$14.39	$14.64	$15.03	$15.02

Total return(b)	2.69%	(0.74)%	(1.63)%	0.91%	3.03%

Net assets, end of year (in 000s)	$3,775	$5,959	$8,066	$11,743	$12,918

Ratio of net expenses to average net assets	1.66%	1.66%	1.66%	1.66%	1.66%

Ratio of total expenses to average net assets	1.84%	1.80%	1.81%	1.80%	1.80%

Ratio of net investment income to average net assets	1.17%	0.50%	0.33%	0.56%	0.41%

Portfolio turnover rate(c)	530%	380%	441%	590%	471%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

114	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GOVERNMENT INCOME FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Government Income Fund
	Institutional Shares
	Year Ended March 31,
	2019	2018	2017	2016	2015
Per Share Data

Net asset value, beginning of year	$14.37	$14.62	$15.01	$15.00	$14.64

Net investment income(a)	0.33	0.24	0.21	0.24	0.22

Net realized and unrealized gain (loss)	0.20	(0.19)	(0.29)	0.06	0.40

Total from investment operations	0.53	0.05	(0.08)	0.30	0.62

Distributions to shareholders from net investment income	(0.35)	(0.30)	(0.31)	(0.29)	(0.26)

Net asset value, end of year	$14.55	$14.37	$14.62	$15.01	$15.00

Total return(b)	3.74%	0.35%	(0.56)%	2.01%	4.23%

Net assets, end of year (in 000s)	$130,734	$141,298	$129,442	$147,394	$186,519

Ratio of net expenses to average net assets	0.57%	0.57%	0.57%	0.57%	0.58%

Ratio of total expenses to average net assets	0.76%	0.71%	0.72%	0.71%	0.71%

Ratio of net investment income to average net assets	2.29%	1.61%	1.42%	1.64%	1.50%

Portfolio turnover rate(c)	530%	380%	441%	590%	471%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	115

GOLDMAN SACHS GOVERNMENT INCOME FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Government Income Fund
	Service Shares
	Year Ended March 31,
	2019	2018	2017	2016	2015
Per Share Data

Net asset value, beginning of year	$14.35	$14.60	$14.99	$14.98	$14.63

Net investment income(a)	0.25	0.16	0.14	0.17	0.15

Net realized and unrealized gain (loss)	0.22	(0.18)	(0.30)	0.05	0.38

Total from investment operations	0.47	(0.02)	(0.16)	0.22	0.53

Distributions to shareholders from net investment income	(0.28)	(0.23)	(0.23)	(0.21)	(0.18)

Net asset value, end of year	$14.54	$14.35	$14.60	$14.99	$14.98

Total return(b)	3.30%	(0.16)%	(1.06)%	1.50%	3.64%

Net assets, end of year (in 000s)	$36,126	$41,463	$53,711	$54,940	$51,176

Ratio of net expenses to average net assets	1.07%	1.07%	1.07%	1.06%	1.07%

Ratio of total expenses to average net assets	1.26%	1.21%	1.22%	1.21%	1.21%

Ratio of net investment income to average net assets	1.77%	1.09%	0.92%	1.15%	1.00%

Portfolio turnover rate(c)	530%	380%	441%	590%	471%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

116	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GOVERNMENT INCOME FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Government Income Fund
	Investor Shares
	Year Ended March 31,
	2019	2018	2017	2016	2015
Per Share Data

Net asset value, beginning of year	$14.38	$14.63	$15.02	$15.01	$14.66

Net investment income(a)	0.31	0.22	0.20	0.23	0.21

Net realized and unrealized gain (loss)	0.21	(0.18)	(0.29)	0.05	0.38

Total from investment operations	0.52	0.04	(0.09)	0.28	0.59

Distributions to shareholders from net investment income	(0.33)	(0.29)	(0.30)	(0.27)	(0.24)

Net asset value, end of year	$14.57	$14.38	$14.63	$15.02	$15.01

Total return(b)	3.72%	0.26%	(0.64)%	1.92%	4.06%

Net assets, end of year (in 000s)	$1,458	$2,846	$4,558	$4,676	$3,875

Ratio of net expenses to average net assets	0.66%	0.66%	0.66%	0.66%	0.66%

Ratio of total expenses to average net assets	0.84%	0.80%	0.81%	0.80%	0.80%

Ratio of net investment income to average net assets	2.14%	1.49%	1.33%	1.55%	1.41%

Portfolio turnover rate(c)	530%	380%	441%	590%	471%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	117

GOLDMAN SACHS GOVERNMENT INCOME FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout the Period

	Goldman Sachs Government Income Fund
	Class P Shares
	Period Ended March 31, 2019(a)
Per Share Data

Net asset value, beginning of period	$14.24

Net investment income(b)	0.32

Net realized and unrealized gain	0.32

Total from investment operations	0.64

Distributions to shareholders from net investment income	(0.33)

Net asset value, end of period	$14.55

Total return(c)	4.55%

Net assets, end of period (in 000s)	$10,268

Ratio of net expenses to average net assets	0.56	%(d)

Ratio of total expenses to average net assets	0.77	%(d)

Ratio of net investment income to average net assets	2.35	%(d)

Portfolio turnover rate(e)	530%

(a)	Commenced operations on April 20, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

118	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GOVERNMENT INCOME FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Government Income Fund
	Class R Shares
	Year Ended March 31,
	2019	2018	2017	2016	2015
Per Share Data

Net asset value, beginning of year	$14.38	$14.62	$15.02	$15.00	$14.65

Net investment income(a)	0.24	0.15	0.12	0.16	0.13

Net realized and unrealized gain (loss)	0.20	(0.17)	(0.30)	0.06	0.39

Total from investment operations	0.44	(0.02)	(0.18)	0.22	0.52

Distributions to shareholders from net investment income	(0.26)	(0.22)	(0.22)	(0.20)	(0.17)

Net asset value, end of year	$14.56	$14.38	$14.62	$15.02	$15.00

Total return(b)	3.13%	(0.18)%	(1.14)%	1.41%	3.55%

Net assets, end of year (in 000s)	$19,905	$21,630	$21,045	$21,688	$23,184

Ratio of net expenses to average net assets	1.16%	1.16%	1.16%	1.15%	1.16%

Ratio of total expenses to average net assets	1.35%	1.30%	1.31%	1.30%	1.30%

Ratio of net investment income to average net assets	1.69%	1.02%	0.83%	1.06%	0.90%

Portfolio turnover rate(c)	530%	380%	441%	590%	471%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	119

GOLDMAN SACHS GOVERNMENT INCOME FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Government Income Fund
	Class R6 Shares
	Year Ended March 31,			Period Ended March 31, 2016(a)
	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$14.37	$14.61	$15.01	$14.83

Net investment income(b)	0.33	0.24	0.20	0.16

Net realized and unrealized gain (loss)	0.20	(0.18)	(0.29)	0.21

Total from investment operations	0.53	0.06	(0.09)	0.37

Distributions to shareholders from net investment income	(0.35)	(0.30)	(0.31)	(0.19)

Net asset value, end of year	$14.55	$14.37	$14.61	$15.01

Total return(c)	3.75%	0.43%	(0.60)%	2.52%

Net assets, end of year (in 000s)	$7,661	$19,012	$17,614	$93

Ratio of net expenses to average net assets	0.56%	0.55%	0.55%	0.55	%(d)

Ratio of total expenses to average net assets	0.76%	0.70%	0.69%	0.70	%(d)

Ratio of net investment income to average net assets	2.31%	1.62%	1.35%	1.59	%(d)

Portfolio turnover rate(e)	530%	380%	441%	590%

(a)	Commenced operations on July 31, 2015.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

120	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH QUALITY FLOATING RATE FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs High Quality Floating Rate Fund
	Class A Shares
	Year Ended March 31,
	2019	2018	2017	2016	2015
Per Share Data

Net asset value, beginning of year	$8.73	$8.72	$8.63	$8.72	$8.76

Net investment income(a)	0.18	0.10	0.07	0.02	0.01

Net realized and unrealized gain (loss)	(0.02)	0.01	0.08	(0.09)	(0.04)

Total from investment operations	0.16	0.11	0.15	(0.07)	(0.03)

Distributions to shareholders from net investment income	(0.19)	(0.10)	(0.06)	(0.02)	(0.01)

Net asset value, end of year	$8.70	$8.73	$8.72	$8.63	$8.72

Total return(b)	1.84%	1.32%	1.79%	(0.80)%	(0.36)%

Net assets, end of year (in 000s)	$7,968	$9,368	$11,303	$10,680	$18,565

Ratio of net expenses to average net assets	0.64%	0.71%	0.65%	0.70%	0.66%

Ratio of total expenses to average net assets	0.70%	0.79%	0.89%	0.88%	0.90%

Ratio of net investment income to average net assets	2.09%	1.18%	0.76%	0.22%	0.12%

Portfolio turnover rate(c)	47%	54%	59%	71%	64%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	121

GOLDMAN SACHS HIGH QUALITY FLOATING RATE FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs High Quality Floating Rate Fund
	Institutional Shares
	Year Ended March 31,
	2019	2018	2017	2016	2015
Per Share Data

Net asset value, beginning of year	$8.72	$8.71	$8.63	$8.72	$8.77

Net investment income(a)	0.19	0.13	0.09	0.05	0.03

Net realized and unrealized gain (loss)	—	0.01	0.08	(0.09)	(0.05)

Total from investment operations	0.19	0.14	0.17	(0.04)	(0.02)

Distributions to shareholders from net investment income	(0.21)	(0.13)	(0.09)	(0.05)	(0.03)

Net asset value, end of year	$8.70	$8.72	$8.71	$8.63	$8.72

Total return(b)	2.23%	1.67%	1.97%	(0.47)%	(0.19)%

Net assets, end of year (in 000s)	$71,263	$730,204	$429,019	$360,939	$503,652

Ratio of net expenses to average net assets	0.36%	0.36%	0.36%	0.36%	0.36%

Ratio of total expenses to average net assets	0.41%	0.44%	0.55%	0.54%	0.56%

Ratio of net investment income to average net assets	2.19%	1.54%	1.05%	0.56%	0.38%

Portfolio turnover rate(c)	47%	54%	59%	71%	64%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

122	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH QUALITY FLOATING RATE FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs High Quality Floating Rate Fund
	Service Shares
	Year Ended March 31,
	2019	2018	2017	2016	2015
Per Share Data

Net asset value, beginning of year	$8.76	$8.76	$8.67	$8.76	$8.81

Net investment income(a)	0.16	0.08	0.05	0.01	— (b)

Net realized and unrealized gain (loss)	(0.01)	0.01	0.09	(0.09)	(0.05)

Total from investment operations	0.15	0.09	0.14	(0.08)	(0.05)

Distributions to shareholders from net investment income	(0.17)	(0.09)	(0.05)	(0.01)	— (b)

Net asset value, end of year	$8.74	$8.76	$8.76	$8.67	$8.76

Total return(c)	1.73%	1.05%	1.58%	(0.93)%	(0.53)%

Net assets, end of year (in 000s)	$92	$113	$491	$551	$145

Ratio of net expenses to average net assets	0.86%	0.87%	0.86%	0.84%	0.73%

Ratio of total expenses to average net assets	0.93%	0.97%	1.05%	1.04%	1.07%

Ratio of net investment income to average net assets	1.86%	0.95%	0.55%	0.11%	0.05%

Portfolio turnover rate(d)	47%	54%	59%	71%	64%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	123

GOLDMAN SACHS HIGH QUALITY FLOATING RATE FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs High Quality Floating Rate Fund
	Investor Shares
	Year Ended March 31,
	2019	2018	2017	2016	2015
Per Share Data

Net asset value, beginning of year	$8.70	$8.69	$8.61	$8.70	$8.75

Net investment income(a)	0.21	0.13	0.08	0.04	0.03

Net realized and unrealized gain (loss)	(0.03)	0.01	0.08	(0.09)	(0.05)

Total from investment operations	0.18	0.14	0.16	(0.05)	(0.02)

Distributions to shareholders from net investment income	(0.20)	(0.13)	(0.08)	(0.04)	(0.03)

Net asset value, end of year	$8.68	$8.70	$8.69	$8.61	$8.70

Total return(b)	2.14%	1.58%	1.87%	(0.56)%	(0.28)%

Net assets, end of year (in 000s)	$9,474	$1,292	$632	$663	$996

Ratio of net expenses to average net assets	0.45%	0.46%	0.44%	0.45%	0.45%

Ratio of total expenses to average net assets	0.54%	0.53%	0.62%	0.63%	0.65%

Ratio of net investment income to average net assets	2.40%	1.47%	0.91%	0.47%	0.32%

Portfolio turnover rate(c)	47%	54%	59%	71%	64%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

124	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH QUALITY FLOATING RATE FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout the Period

	Goldman Sachs High Quality Floating Rate Fund
	Class P Shares
	Period Ended March 31, 2019(a)
Per Share Data

Net asset value, beginning of period	$8.73

Net investment income(b)	0.20

Net realized and unrealized gain (loss)	(0.03)

Total from investment operations	0.17

Distributions to shareholders from net investment income	(0.20)

Net asset value, end of period	$8.70

Total return(c)	1.99%

Net assets, end of period (in 000s)	$375,756

Ratio of net expenses to average net assets	0.35	%(d)

Ratio of total expenses to average net assets	0.43	%(d)

Ratio of net investment income to average net assets	2.48	%(d)

Portfolio turnover rate(e)	47%

(a)	Commenced operations on April 20, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	125

GOLDMAN SACHS HIGH QUALITY FLOATING RATE FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs High Quality Floating Rate Fund
	Class R6 Shares
	Year Ended March 31,			Period Ended March 31, 2016(a)
	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$8.72	$8.72	$8.63	$8.69

Net investment income(b)	0.24	0.13	0.09	0.03

Net realized and unrealized gain (loss)	(0.05)	0.01	0.09	(0.06)

Total from investment operations	0.19	0.14	0.18	(0.03)

Distributions to shareholders from net investment income	(0.21)	(0.14)	(0.09)	(0.03)

Net asset value, end of year	$8.70	$8.72	$8.72	$8.63

Total return(c)	2.23%	1.56%	2.11%	(0.32)%

Net assets, end of year (in 000s)	$6,565	$11	$10	$10

Ratio of net expenses to average net assets	0.35%	0.36%	0.36%	0.36	%(d)

Ratio of total expenses to average net assets	0.49%	0.43%	0.53%	0.53	%(d)

Ratio of net investment income to average net assets	2.73%	1.54%	1.05%	0.55	%(d)

Portfolio turnover rate(e)	47%	54%	59%	71%

(a)	Commenced operations on July 31, 2015.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

126	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INFLATION PROTECTED SECURITIES FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Inflation Protected Securities Fund
	Class A Shares
	Year Ended March 31,
	2019	2018	2017	2016	2015
Per Share Data

Net asset value, beginning of year	$10.31	$10.44	$10.44	$10.39	$10.29

Net investment income (loss)(a)	0.16	0.16	0.18	0.10	(0.05)

Net realized and unrealized gain (loss)	0.06	(0.13)	(0.04)	0.01	0.27

Total from investment operations	0.22	0.03	0.14	0.11	0.22

Distributions to shareholders from net investment income	(0.16)	(0.16)	(0.14)	(0.03)	(0.12)

Distributions to shareholders from return of capital	—	—	—	(0.03)	—

Total distributions	(0.16)	(0.16)	(0.14)	(0.06)	(0.12)

Net asset value, end of year	$10.37	$10.31	$10.44	$10.44	$10.39

Total return(b)	2.21%	0.31%	1.32%	1.09%	2.09%

Net assets, end of year (in 000s)	$53,690	$74,814	$78,713	$39,525	$38,976

Ratio of net expenses to average net assets	0.68%	0.68%	0.68%	0.70%	0.69%

Ratio of total expenses to average net assets	0.76%	0.77%	0.84%	0.89%	0.96%

Ratio of net investment income (loss) to average net assets	1.61%	1.59%	1.69%	1.02%	(0.47)%

Portfolio turnover rate(c)	160%	203%	189%	171%	161%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	127

GOLDMAN SACHS INFLATION PROTECTED SECURITIES FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Inflation Protected Securities Fund
	Class C Shares
	Year Ended March 31,
	2019	2018	2017	2016	2015
Per Share Data

Net asset value, beginning of year	$10.17	$10.31	$10.32	$10.31	$10.27

Net investment income (loss)(a)	0.10	0.08	0.11	0.04	(0.10)

Net realized and unrealized gain (loss)	0.04	(0.12)	(0.05)	—	0.23

Total from investment operations	0.14	(0.04)	0.06	0.04	0.13

Distributions to shareholders from net investment income	(0.12)	(0.10)	(0.07)	(0.02)	(0.09)

Distributions to shareholders from return of capital	—	—	—	(0.01)	—

Total distributions	(0.12)	(0.10)	(0.07)	(0.03)	(0.09)

Net asset value, end of year	$10.19	$10.17	$10.31	$10.32	$10.31

Total return(b)	1.38%	(0.42)%	0.59%	0.39%	1.25%

Net assets, end of year (in 000s)	$4,152	$6,847	$6,512	$6,420	$8,161

Ratio of net expenses to average net assets	1.43%	1.43%	1.43%	1.45%	1.44%

Ratio of total expenses to average net assets	1.50%	1.52%	1.60%	1.64%	1.71%

Ratio of net investment income (loss) to average net assets	0.97%	0.82%	1.06%	0.37%	(1.00)%

Portfolio turnover rate(c)	160%	203%	189%	171%	161%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

128	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INFLATION PROTECTED SECURITIES FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Inflation Protected Securities Fund
	Institutional Shares
	Year Ended March 31,
	2019	2018	2017	2016	2015
Per Share Data

Net asset value, beginning of year	$10.43	$10.56	$10.55	$10.48	$10.36

Net investment income(a)	0.21	0.20	0.22	0.09	0.03

Net realized and unrealized gain (loss)	0.05	(0.13)	(0.04)	0.06	0.22

Total from investment operations	0.26	0.07	0.18	0.15	0.25

Distributions to shareholders from net investment income	(0.19)	(0.20)	(0.17)	(0.05)	(0.13)

Distributions to shareholders from return of capital	—	—	—	(0.03)	—

Total distributions	(0.19)	(0.20)	(0.17)	(0.08)	(0.13)

Net asset value, end of year	$10.50	$10.43	$10.56	$10.55	$10.48

Total return(b)	2.55%	0.64%	1.70%	1.42%	2.40%

Net assets, end of year (in 000s)	$174,467	$258,458	$202,452	$119,876	$72,940

Ratio of net expenses to average net assets	0.34%	0.34%	0.34%	0.35%	0.35%

Ratio of total expenses to average net assets	0.42%	0.43%	0.50%	0.56%	0.62%

Ratio of net investment income to average net assets	2.02%	1.95%	2.11%	0.85%	0.29%

Portfolio turnover rate(c)	160%	203%	189%	171%	161%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	129

GOLDMAN SACHS INFLATION PROTECTED SECURITIES FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Inflation Protected Securities Fund
	Investor Shares
	Year Ended March 31,
	2019	2018	2017	2016	2015
Per Share Data

Net asset value, beginning of year	$10.37	$10.50	$10.49	$10.43	$10.32

Net investment income (loss)(a)	0.16	0.19	0.20	0.12	(0.04)

Net realized and unrealized gain (loss)	0.08	(0.13)	(0.03)	0.01	0.28

Total from investment operations	0.24	0.06	0.17	0.13	0.24

Distributions to shareholders from net investment income	(0.18)	(0.19)	(0.16)	(0.04)	(0.13)

Distributions to shareholders from return of capital	—	—	—	(0.03)	—

Total distributions	(0.18)	(0.19)	(0.16)	(0.07)	(0.13)

Net asset value, end of year	$10.43	$10.37	$10.50	$10.49	$10.43

Total return(b)	2.48%	0.55%	1.64%	1.29%	2.27%

Net assets, end of year (in 000s)	$16,088	$13,079	$12,523	$2,697	$2,526

Ratio of net expenses to average net assets	0.43%	0.43%	0.43%	0.45%	0.45%

Ratio of total expenses to average net assets	0.51%	0.52%	0.59%	0.64%	0.71%

Ratio of net investment income (loss) to average net assets	1.53%	1.80%	1.87%	1.18%	(0.42)%

Portfolio turnover rate(c)	160%	203%	189%	171%	161%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

130	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INFLATION PROTECTED SECURITIES FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout the Period

	Goldman Sachs Inflation Protected Securities Fund
	Class P Shares
	Period Ended March 31, 2019(a)
Per Share Data

Net asset value, beginning of period	$10.40

Net investment income(b)	0.09

Net realized and unrealized gain	0.19

Total from investment operations	0.28

Distributions to shareholders from net investment income	(0.19)

Total Distributions	(0.19)

Net asset value, end of period	$10.49

Total return(c)	2.77%

Net assets, end of period (in 000s)	$107,844

Ratio of net expenses to average net assets	0.33	%(d)

Ratio of total expenses to average net assets	0.43	%(d)

Ratio of net investment income to average net assets	0.91	%(d)

Portfolio turnover rate(e)	160%

(a)	Commenced operations on April 20, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	131

GOLDMAN SACHS INFLATION PROTECTED SECURITIES FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Inflation Protected Securities Fund
	Class R Shares
	Year Ended March 31,
	2019	2018	2017	2016	2015
Per Share Data

Net asset value, beginning of year	$10.28	$10.41	$10.41	$10.38	$10.30

Net investment income (loss)(a)	0.13	0.13	0.15	0.04	(0.12)

Net realized and unrealized gain (loss)	0.06	(0.12)	(0.04)	0.04	0.31

Total from investment operations	0.19	0.01	0.11	0.08	0.19

Distributions to shareholders from net investment income	(0.15)	(0.14)	(0.11)	(0.03)	(0.11)

Distributions to shareholders from return of capital	—	—	—	(0.02)	—

Total distributions	(0.15)	(0.14)	(0.11)	(0.05)	(0.11)

Net asset value, end of year	$10.32	$10.28	$10.41	$10.41	$10.38

Total return(b)	1.87%	0.09%	1.07%	0.79%	1.81%

Net assets, end of year (in 000s)	$14,911	$18,169	$18,094	$10,128	$7,085

Ratio of net expenses to average net assets	0.93%	0.93%	0.93%	0.95%	0.95%

Ratio of total expenses to average net assets	1.01%	1.02%	1.09%	1.15%	1.22%

Ratio of net investment income (loss) to average net assets	1.33%	1.29%	1.45%	0.42%	(1.19)%

Portfolio turnover rate(c)	160%	203%	189%	171%	161%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

132	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INFLATION PROTECTED SECURITIES FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Inflation Protected Securities Fund
	Class R6 Shares
	Year Ended March 31,			Period Ended March 31, 2016(a)
	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$10.43	$10.55	$10.55	$10.36

Net investment income (loss)(b)	0.08	0.22	0.21	(0.03)

Net realized and unrealized gain (loss)	0.17	(0.14)	(0.04)	0.27

Total from investment operations	0.25	0.08	0.17	0.24

Distributions to shareholders from net investment income	(0.19)	(0.20)	(0.17)	(0.03)

Distributions to shareholders from capital	—	—	—	(0.02)

Total distributions	(0.19)	(0.20)	(0.17)	(0.05)

Net asset value, end of year	$10.49	$10.43	$10.55	$10.55

Total return(c)	2.47%	0.75%	1.62%	2.37%

Net assets, end of year (in 000s)	$39,506	$7,103	$723	$10

Ratio of net expenses to average net assets	0.33%	0.33%	0.32%	0.34	%(d)

Ratio of total expenses to average net assets	0.44%	0.40%	0.47%	0.60	%(d)

Ratio of net investment income (loss) to average net assets	0.74%	2.11%	2.00%	(0.44	)%(d)

Portfolio turnover rate(e)	160%	203%	189%	171%

(a)	Commenced operations on July 31, 2015.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	133

GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Short Duration Government Fund
	Class A Shares
	Year Ended March 31,
	2019	2018	2017	2016	2015
Per Share Data

Net asset value, beginning of year	$9.79	$9.99	$10.10	$10.12	$10.17

Net investment income(a)	0.16	0.11	0.11	0.05	0.07

Net realized and unrealized gain (loss)	0.03	(0.13)	(0.06)	(0.01)	(0.04)

Total from investment operations	0.19	(0.02)	0.05	0.04	0.03

Distributions to shareholders from net investment income	(0.21)	(0.18)	(0.16)	(0.06)	(0.08)

Net asset value, end of year	$9.77	$9.79	$9.99	$10.10	$10.12

Total return(b)	1.97%	(0.22)%	0.46%	0.44%	0.33%

Net assets, end of year (in 000s)	$82,090	$86,239	$138,612	$173,879	$220,814

Ratio of net expenses to average net assets	0.82%	0.82%	0.82%	0.81%	0.82%

Ratio of total expenses to average net assets	0.90%	0.89%	0.92%	0.91%	0.91%

Ratio of net investment income to average net assets	1.68%	1.15%	1.08%	0.52%	0.67%

Portfolio turnover rate(c)	247%	87%	173%	227%	185%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

134	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Short Duration Government Fund
	Class C Shares
	Year Ended March 31,
	2019	2018	2017	2016	2015
Per Share Data

Net asset value, beginning of year	$9.73	$9.92	$10.03	$10.06	$10.11

Net investment income(a)	0.12	0.07	0.07	0.02	0.03

Net realized and unrealized gain (loss)	0.02	(0.12)	(0.06)	(0.02)	(0.04)

Total from investment operations	0.14	(0.05)	0.01	— (b)	(0.01)

Distributions to shareholders from net investment income	(0.17)	(0.14)	(0.12)	(0.03)	(0.04)

Net asset value, end of year	$9.70	$9.73	$9.92	$10.03	$10.06

Total return(c)	1.46%	(0.53)%	0.06%	(0.02)%	(0.07)%

Net assets, end of year (in 000s)	$15,493	$19,799	$28,292	$33,934	$36,722

Ratio of net expenses to average net assets	1.22%	1.22%	1.22%	1.17%	1.22%

Ratio of total expenses to average net assets	1.65%	1.64%	1.67%	1.66%	1.67%

Ratio of net investment income to average net assets	1.27%	0.72%	0.68%	0.17%	0.27%

Portfolio turnover rate(d)	247%	87%	173%	227%	185%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	135

GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Short Duration Government Fund
	Institutional Shares
	Year Ended March 31,
	2019	2018	2017	2016	2015
Per Share Data

Net asset value, beginning of year	$9.76	$9.96	$10.07	$10.09	$10.14

Net investment income(a)	0.19	0.14	0.14	0.09	0.10

Net realized and unrealized gain (loss)	0.03	(0.13)	(0.06)	(0.01)	(0.03)

Total from investment operations	0.22	0.01	0.08	0.08	0.07

Distributions to shareholders from net investment income	(0.24)	(0.21)	(0.19)	(0.10)	(0.12)

Net asset value, end of year	$9.74	$9.76	$9.96	$10.07	$10.09

Total return(b)	2.32%	0.11%	0.80%	0.78%	0.67%

Net assets, end of year (in 000s)	$379,887	$837,920	$1,045,066	$1,089,297	$1,003,694

Ratio of net expenses to average net assets	0.48%	0.48%	0.47%	0.47%	0.48%

Ratio of total expenses to average net assets	0.56%	0.55%	0.58%	0.57%	0.57%

Ratio of net investment income to average net assets	1.95%	1.46%	1.42%	0.86%	1.00%

Portfolio turnover rate(c)	247%	87%	173%	227%	185%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

136	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Short Duration Government Fund
	Service Shares
	Year Ended March 31,
	2019	2018	2017	2016	2015
Per Share Data

Net asset value, beginning of year	$9.75	$9.94	$10.05	$10.08	$10.13

Net investment income(a)	0.15	0.09	0.09	0.04	0.05

Net realized and unrealized gain (loss)	0.02	(0.12)	(0.06)	(0.02)	(0.03)

Total from investment operations	0.17	(0.03)	0.03	0.02	0.02

Distributions to shareholders from net investment income	(0.19)	(0.16)	(0.14)	(0.05)	(0.07)

Net asset value, end of year	$9.73	$9.75	$9.94	$10.05	$10.08

Total return(b)	1.70%	(0.29)%	0.30%	0.18%	0.17%

Net assets, end of year (in 000s)	$18,120	$19,954	$26,697	$30,608	$33,015

Ratio of net expenses to average net assets	0.98%	0.98%	0.97%	0.97%	0.98%

Ratio of total expenses to average net assets	1.06%	1.05%	1.08%	1.07%	1.08%

Ratio of net investment income to average net assets	1.52%	0.95%	0.93%	0.37%	0.51%

Portfolio turnover rate(c)	247%	87%	173%	227%	185%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	137

GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Short Duration Government Fund
	Investor Shares
	Year Ended March 31,
	2019	2018	2017	2016	2015
Per Share Data

Net asset value, beginning of year	$9.80	$9.99	$10.10	$10.13	$10.18

Net investment income(a)	0.19	0.13	0.14	0.08	0.09

Net realized and unrealized gain (loss)	0.02	(0.12)	(0.07)	(0.02)	(0.03)

Total from investment operations	0.21	0.01	0.07	0.06	0.06

Distributions to shareholders from net investment income	(0.23)	(0.20)	(0.18)	(0.09)	(0.11)

Net asset value, end of year	$9.78	$9.80	$9.99	$10.10	$10.13

Total return(b)	2.23%	0.13%	0.72%	0.59%	0.58%

Net assets, end of year (in 000s)	$29,461	$24,676	$24,378	$17,850	$13,505

Ratio of net expenses to average net assets	0.57%	0.57%	0.56%	0.56%	0.57%

Ratio of total expenses to average net assets	0.65%	0.64%	0.67%	0.66%	0.66%

Ratio of net investment income to average net assets	1.94%	1.35%	1.36%	0.77%	0.91%

Portfolio turnover rate(c)	247%	87%	173%	227%	185%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

138	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout the Period

	Goldman Sachs Short Duration Government Fund
	Class P Shares
	Period Ended March 31, 2019(a)
Per Share Data

Net asset value, beginning of period	$9.73

Net investment income(b)	0.20

Net realized and unrealized gain	0.03

Total from investment operations	0.23

Distributions to shareholders from net investment income	(0.23)

Net asset value, end of period	$9.73

Total return(c)	2.39%

Net assets, end of period (in 000s)	$474,894

Ratio of net expenses to average net assets	0.47	%(d)

Ratio of total expenses to average net assets	0.56	%(d)

Ratio of net investment income to average net assets	2.15	%(d)

Portfolio turnover rate(e)	247%

(a)	Commenced operations on April 20, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	139

GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Short Duration Government Fund
	Class R6 Shares
	Year Ended March 31,			Period Ended March 31, 2016(a)
	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$9.76	$9.96	$10.07	$10.09

Net investment income(b)	0.20	0.17	0.14	0.06

Net realized and unrealized gain (loss)	0.02	(0.16)	(0.06)	(0.02)

Total from investment operations	0.22	0.01	0.08	0.04

Distributions to shareholders from net investment income	(0.24)	(0.21)	(0.19)	(0.06)

Net asset value, end of year	$9.74	$9.76	$9.96	$10.07

Total return(c)	2.33%	0.12%	0.82%	0.42%

Net assets, end of year (in 000s)	$5,436	$2,038	$73,716	$73,976

Ratio of net expenses to average net assets	0.47%	0.46%	0.45%	0.45	%(d)

Ratio of total expenses to average net assets	0.56%	0.54%	0.56%	0.55	%(d)

Ratio of net investment income to average net assets	2.10%	1.69%	1.44%	0.84	%(d)

Portfolio turnover rate(e)	247%	87%	173%	227%

(a)	Commenced operations on July 31, 2015.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

140	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION INCOME FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Short Duration Income Fund
	Class A Shares
	Year Ended March 31,
	2019	2018	2017	2016	2015
Per Share Data

Net asset value, beginning of year	$9.75	$9.96	$9.96	$10.10	$10.17

Net investment income(a)	0.23	0.17	0.16	0.16	0.10

Net realized and unrealized gain (loss)	0.06	(0.19)	0.02	(0.10)	(0.04)

Total from investment operations	0.29	(0.02)	0.18	0.06	0.06

Distributions to shareholders from net investment income	(0.22)	(0.16)	(0.18)	(0.20)	(0.13)

Distributions to shareholders from capital	(0.02)	(0.03)	—	—	—

Total distributions	(0.24)	(0.19)	(0.18)	(0.20)	(0.13)

Net asset value, end of year	$9.80	$9.75	$9.96	$9.96	$10.10

Total return(b)	3.01%	(0.19)%	1.86%	0.62%	0.60%

Net assets, end of year (in 000s)	$11,070	$5,734	$9,259	$7,001	$3,986

Ratio of net expenses to average net assets	0.79%	0.79%	0.79%	0.80%	0.79%

Ratio of total expenses to average net assets	0.93%	0.87%	0.90%	0.94%	0.99%

Ratio of net investment income to average net assets	2.35%	1.75%	1.56%	1.57%	0.95%

Portfolio turnover rate(c)	99%	106%	165%	161%	139%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	141

GOLDMAN SACHS SHORT DURATION INCOME FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Short Duration Income Fund
	Class C Shares
	Year Ended March 31,
	2019	2018	2017	2016	2015
Per Share Data

Net asset value, beginning of year	$9.76	$9.96	$9.96	$10.10	$10.17

Net investment income(a)	0.19	0.14	0.12	0.12	0.06

Net realized and unrealized gain (loss)	0.06	(0.19)	0.03	(0.10)	(0.04)

Total from investment operations	0.25	(0.05)	0.15	0.02	0.02

Distributions to shareholders from net investment income	(0.18)	(0.13)	(0.15)	(0.16)	(0.09)

Distributions to shareholders from capital	(0.02)	(0.02)	—	—	—

Total distributions	(0.20)	(0.15)	(0.15)	(0.16)	(0.09)

Net asset value, end of year	$9.81	$9.76	$9.96	$9.96	$10.10

Total return(b)	2.61%	(0.48)%	1.46%	0.22%	0.21%

Net assets, end of year (in 000s)	$1,689	$1,077	$954	$886	$864

Ratio of net expenses to average net assets	1.19%	1.19%	1.19%	1.20%	1.18%

Ratio of total expenses to average net assets	1.69%	1.63%	1.66%	1.69%	1.74%

Ratio of net investment income to average net assets	1.97%	1.39%	1.16%	1.17%	0.57%

Portfolio turnover rate(c)	99%	106%	165%	161%	139%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

142	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION INCOME FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Short Duration Income Fund
	Institutional Shares
	Year Ended March 31,
	2019	2018	2017	2016	2015
Per Share Data

Net asset value, beginning of year	$9.77	$9.98	$9.98	$10.11	$10.18

Net investment income(a)	0.25	0.21	0.19	0.19	0.13

Net realized and unrealized gain (loss)	0.07	(0.19)	0.03	(0.08)	(0.03)

Total from investment operations	0.32	0.02	0.22	0.11	0.10

Distributions to shareholders from net investment income	(0.24)	(0.20)	(0.22)	(0.24)	(0.17)

Distributions to shareholders from capital	(0.03)	(0.03)	—	—	—

Total distributions	(0.27)	(0.23)	(0.22)	(0.24)	(0.17)

Net asset value, end of year	$9.82	$9.77	$9.98	$9.98	$10.11

Total return(b)	3.36%	0.16%	2.21%	1.07%	0.94%

Net assets, end of year (in 000s)	$46,680	$575,452	$560,818	$390,351	$289,892

Ratio of net expenses to average net assets	0.46%	0.45%	0.45%	0.45%	0.45%

Ratio of total expenses to average net assets	0.55%	0.53%	0.56%	0.60%	0.64%

Ratio of net investment income to average net assets	2.58%	2.12%	1.90%	1.91%	1.29%

Portfolio turnover rate(c)	99%	106%	165%	161%	139%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	143

GOLDMAN SACHS SHORT DURATION INCOME FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Short Duration Income Fund
	Investor Shares
	Year Ended March 31,
	2019	2018	2017	2016	2015
Per Share Data

Net asset value, beginning of year	$9.77	$9.98	$9.97	$10.11	$10.18

Net investment income(a)	0.25	0.20	0.18	0.18	0.13

Net realized and unrealized gain (loss)	0.06	(0.19)	0.04	(0.09)	(0.04)

Total from investment operations	0.31	0.01	0.22	0.09	0.09

Distributions to shareholders from net investment income	(0.24)	(0.19)	(0.21)	(0.23)	(0.16)

Distributions to shareholders from capital	(0.02)	(0.03)	—	—	—

Total distributions	(0.26)	(0.22)	(0.21)	(0.23)	(0.16)

Net asset value, end of year	$9.82	$9.77	$9.98	$9.97	$10.11

Total return(b)	3.27%	0.06%	2.22%	0.87%	0.85%

Net assets, end of year (in 000s)	$1,584	$2,094	$1,457	$363	$289

Ratio of net expenses to average net assets	0.54%	0.54%	0.54%	0.54%	0.55%

Ratio of total expenses to average net assets	0.68%	0.62%	0.65%	0.69%	0.74%

Ratio of net investment income to average net assets	2.57%	2.03%	1.84%	1.81%	1.25%

Portfolio turnover rate(c)	99%	106%	165%	161%	139%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

144	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION INCOME FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout the Period

	Goldman Sachs Short Duration Income Fund
	Class P Shares
	Period Ended March 31, 2019(a)
Per Share Data

Net asset value, beginning of period	$9.74

Net investment income(b)	0.25

Net realized and unrealized gain	0.09

Total from investment operations	0.34

Distributions to shareholders from net investment income	(0.24)

Distributions to shareholders from capital	(0.02)

Total distributions	(0.26)

Net asset value, end of period	$9.82

Total return(c)	3.51%

Net assets, end of period (in 000s)	$635,440

Ratio of net expenses to average net assets	0.44	%(d)

Ratio of total expenses to average net assets	0.60	%(d)

Ratio of net investment income to average net assets	2.72	%(d)

Portfolio turnover rate(e)	99%

(a)	Commenced operations on April 20, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	145

GOLDMAN SACHS SHORT DURATION INCOME FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Short Duration Income Fund
	Class R Shares
	Year Ended March 31,
	2019	2018	2017	2016	2015
Per Share Data

Net asset value, beginning of year	$9.77	$9.98	$9.98	$10.11	$10.18

Net investment income(a)	0.20	0.16	0.13	0.13	0.08

Net realized and unrealized gain (loss)	0.06	(0.20)	0.03	(0.08)	(0.04)

Total from investment operations	0.26	(0.04)	0.16	0.05	0.04

Distributions to shareholders from net investment income	(0.19)	(0.15)	(0.16)	(0.18)	(0.11)

Distributions to shareholders from capital	(0.02)	(0.02)	—	—	—

Total distributions	(0.21)	(0.17)	(0.16)	(0.18)	(0.11)

Net asset value, end of year	$9.82	$9.77	$9.98	$9.98	$10.11

Total return(b)	2.76%	(0.43)%	1.62%	0.46%	0.37%

Net assets, end of year (in 000s)	$122	$95	$32	$25	$10

Ratio of net expenses to average net assets	1.04%	1.04%	1.04%	1.04%	1.01%

Ratio of total expenses to average net assets	1.18%	1.12%	1.14%	1.19%	1.22%

Ratio of net investment income to average net assets	2.08%	1.57%	1.32%	1.33%	0.76%

Portfolio turnover rate(c)	99%	106%	165%	161%	139%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

146	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION INCOME FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Short Duration Income Fund
	Class R6 Shares
	Year Ended March 31,			Period Ended March 31, 2016(a)
	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$9.77	$9.98	$9.97	$10.07

Net investment income(b)	0.27	0.21	0.19	0.13

Net realized and unrealized gain (loss)	0.05	(0.20)	0.04	(0.07)

Total from investment operations	0.32	0.01	0.23	0.06

Distributions to shareholders from net investment income	(0.24)	(0.19)	(0.22)	(0.16)

Distributions to shareholders from return of capital	(0.03)	(0.03)	—	—

Total distributions	(0.27)	(0.22)	(0.22)	(0.16)

Net asset value, end of year	$9.82	$9.77	$9.98	$9.97

Total return(c)	3.36%	0.13%	2.30%	0.65%

Net assets, end of year (in 000s)	$1,252	$10	$10	$10

Ratio of net expenses to average net assets	0.45%	0.45%	0.45%	0.48	%(d)

Ratio of total expenses to average net assets	0.67%	0.55%	0.59%	0.63	%(d)

Ratio of net investment income to average net assets	2.77%	2.12%	1.91%	1.90	%(d)

Portfolio turnover rate(e)	99%	106%	165%	161%

(a)	Commenced operations on July 31, 2015.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	147

GOLDMAN SACHS SHORT-TERM CONSERVATIVE INCOME FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Short-Term Conservative Income Fund
	Class A Shares
	Year Ended March 31,		Period Ended March 31, 2017(a)
	2019	2018
Per Share Data

Net asset value, beginning of year	$10.01	$10.02	$10.01

Net investment income(b)	0.25	0.14	0.03

Net realized and unrealized gain (loss)	(0.01)	(0.04)	0.01

Total from investment operations	0.24	0.10	0.04

Distributions to shareholders from net investment income	(0.22)	(0.11)	(0.03)

Distributions to shareholders from net realized gains	— (c)	— (c)	—	(c)

Total distributions	(0.22)	(0.11)	(0.03)

Net asset value, end of year	$10.03	$10.01	$10.02

Total return(d)	2.41%	1.04%	0.42%

Net assets, end of year (in 000s)	$50,982	$817	$25

Ratio of net expenses to average net assets	0.46%	0.57%	0.51	%(e)

Ratio of total expenses to average net assets	0.61%	0.63%	1.33	%(e)

Ratio of net investment income to average net assets	2.46%	1.42%	0.75	%(e)

Portfolio turnover rate(f)	89%	67%	46%

(a)	Commenced operations on October 31, 2016.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Rounds to less than $0.01 per share.
(d)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(e)	Annualized.
(f)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

148	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT-TERM CONSERVATIVE INCOME FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Short-Term Conservative Income Fund
	Institutional Shares
	Year Ended March 31,
	2019	2018	2017	2016	2015
Per Share Data

Net asset value, beginning of year	$10.01	$10.02	$10.00	$10.00	$10.00

Net investment income(a)	0.25	0.15	0.11	0.06	0.03

Net realized and unrealized gain (loss)	0.03	(0.01)	0.01	— (b)	0.01

Total from investment operations	0.28	0.14	0.12	0.06	0.04

Distributions to shareholders from net investment income	(0.25)	(0.15)	(0.10)	(0.06)	(0.04)

Distributions to shareholders from net realized gains	— (c)	— (c)	— (c)	— (c)	—

Total distributions	(0.25)	(0.15)	(0.10)	(0.06)	(0.04)

Net asset value, end of year	$10.04	$10.01	$10.02	$10.00	$10.00

Total return(d)	2.82%	1.40%	1.22%	0.61%	0.36%

Net assets, end of year (in 000s)	$840,036	$1,421,091	$265,690	$15,082	$100,009

Ratio of net expenses to average net assets	0.20%	0.19%	0.15%	0.19%	0.19%

Ratio of total expenses to average net assets	0.32%	0.33%	1.20%	2.10%	4.62%

Ratio of net investment income to average net assets	2.45%	1.54%	1.08%	0.63%	0.35%

Portfolio turnover rate(e)	89%	67%	46%	39%	40%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Rounds to less than $0.01 per share.
(d)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	149

GOLDMAN SACHS SHORT-TERM CONSERVATIVE INCOME FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Short-Term Conservative Income Fund
	Administration Shares
	Year Ended March 31,
	2019	2018	2017	2016	2015
Per Share Data

Net asset value, beginning of year	$10.02	$10.02	$10.00	$10.00	$10.00

Net investment income(a)	0.22	0.13	0.06	0.04	0.01

Net realized and unrealized gain (loss)	0.01	(0.01)	0.04	— (b)	— (b)

Total from investment operations	0.23	0.12	0.10	0.04	0.01

Distributions to shareholders from net investment income	(0.22)	(0.12)	(0.08)	(0.04)	(0.01)

Distributions to shareholders from net realized gains	— (c)	— (c)	— (c)	— (c)	—

Total distributions	(0.22)	(0.12)	(0.08)	(0.04)	(0.01)

Net asset value, end of year	$10.03	$10.02	$10.02	$10.00	$10.00

Total return(d)	2.46%	1.24%	0.97%	0.37%	0.10%

Net assets, end of year (in 000s)	$937	$1,032	$132	$25	$25

Ratio of net expenses to average net assets	0.45%	0.43%	0.41%	0.43%	0.42%

Ratio of total expenses to average net assets	0.57%	0.59%	1.49%	2.44%	4.87%

Ratio of net investment income to average net assets	2.20%	1.25%	0.60%	0.35%	0.12%

Portfolio turnover rate(e)	89%	67%	46%	39%	40%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Rounds to less than $0.01 per share.
(d)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

150	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT-TERM CONSERVATIVE INCOME FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Short-Term Conservative Income Fund
	Preferred Shares
	Year Ended March 31,		Period Ended March 31, 2017(a)
	2019	2018
Per Share Data

Net asset value, beginning of year	$10.02	$10.02	$10.01

Net investment income(b)	0.24	0.14	0.04

Net realized and unrealized gain	0.01	— (c)	0.01

Total from investment operations	0.25	0.14	0.05

Distributions to shareholders from net investment income	(0.24)	(0.14)	(0.04)

Distributions to shareholders from net realized gains	— (d)	— (d)	—	(d)

Total distributions	(0.24)	(0.14)	(0.04)

Net asset value, end of year	$10.03	$10.02	$10.02

Total return(e)	2.52%	1.40%	0.52%

Net assets, end of year (in 000s)	$26	$25	$25$

Ratio of net expenses to average net assets	0.30%	0.28%	0.27	%(f)

Ratio of total expenses to average net assets	0.41%	0.44%	1.11	%(f)

Ratio of net investment income to average net assets	2.38%	1.38%	0.95	%(f)

Portfolio turnover rate(g)	89%	67%	46%

(a)	Commenced operations on October 31, 2016.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Amount is less than $0.005 per share.
(d)	Rounds to less than $0.01 per share.
(e)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(f)	Annualized.
(g)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	151

GOLDMAN SACHS SHORT-TERM CONSERVATIVE INCOME FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout the Period

	Goldman Sachs Short-Term Conservative Income Fund
	Investor Shares
	Period Ended March 31, 2019(a)
Per Share Data

Net asset value, beginning of period	$10.03

Net investment income(b)	0.16

Net realized and unrealized gain	0.01

Total from investment operations	0.17

Distributions to shareholders from net investment income	(0.16)

Distributions to shareholders from net realized gains	—	(c)

Total distributions	(0.16)

Net asset value, end of period	$10.04

Total return(d)	1.68%

Net assets, end of period (in 000s)	$6,254

Ratio of net expenses to average net assets	0.30	%(e)

Ratio of total expenses to average net assets	0.42	%(e)

Ratio of net investment loss to average net assets	2.58	%(e)

Portfolio turnover rate(f)	89%

(a)	Commenced operations on August 14, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Rounds to less than $0.01 per share.
(d)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(e)	Annualized.
(f)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

152	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT-TERM CONSERVATIVE INCOME FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout the Period

	Goldman Sachs Short- Term Conservative Income Fund
	Class P Shares
	Period Ended March 31, 2019(a)
Per Share Data

Net asset value, beginning of period	$10.02

Net investment income(b)	0.25

Net realized and unrealized gain	—

Total from investment operations	0.25

Distributions to shareholders from net investment income	(0.24)

Distributions to shareholders from net realized gains	—	(c)

Total distributions	(0.24)

Net asset value, end of period	$10.03

Total return(d)	2.48%

Net assets, end of period (in 000s)	$2,048,977

Ratio of net expenses to average net assets	0.20	%(e)

Ratio of total expenses to average net assets	0.32	%(e)

Ratio of net investment income to average net assets	2.62	%(e)

Portfolio turnover rate(f)	89%

(a)	Commenced operations on April 20, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Rounds to less than $0.01 per share.
(d)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(e)	Annualized.
(f)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	153

GOLDMAN SACHS SHORT-TERM CONSERVATIVE INCOME FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Short-Term Conservative Income Fund
	Class R6 Shares
	Year Ended March 31, 2019	Period Ended March 31, 2018(a)

Per Share Data

Net asset value, beginning of year	$10.02	$10.02

Net investment income(b)	0.27	0.05

Net realized and unrealized gain	—	—

Total from investment operations	0.27	0.05

Distributions to shareholders from net investment income	(0.25)	(0.05)

Distributions to shareholders from net realized gains	— (c)	—	(c)

Total distributions	(0.25)	(0.05)

Net asset value, end of year	$10.04	$10.02

Total Return(d)	2.82%	0.43%

Net assets, end of year (in 000s)	$420,023	$10

Ratio of net expenses to average net assets	0.20%	0.24	%(e)

Ratio of total expenses to average net assets	0.32%	0.35	%(e)

Ratio of net investment income to average net assets	2.66%	1.64	%(e)

Portfolio turnover rate(f)	89%	67%

(a)	Commenced operations on November 30, 2017.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Rounds to less than $0.01 per share.
(d)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(e)	Annualized.
(f)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

154	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Notes to Financial Statements

March 31, 2019

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered	Diversified/ Non-diversified
Enhanced Income	A, Institutional, Administration, Investor, P* and R6	Diversified
Government Income	A, C, Institutional, Service, Investor, P*, R and R6	Diversified
High Quality Floating Rate	A, Institutional, Service, Investor, P* and R6	Diversified
Inflation Protected Securities	A, C, Institutional, Investor, P*, R and R6	Diversified
Short Duration Government	A, C, Institutional, Service, Investor, P* and R6	Diversified
Short Duration Income	A, C, Institutional, Investor, P*, R and R6	Diversified
Short-Term Conservative Income	A, Institutional, Administration, Investor**, P*, Preferred and R6	Diversified

*	Commenced operations on April 20, 2018.
**	Commenced operations on August 14, 2018.

Class A Shares of the Government Income, Inflation Protected Securities, Short Duration Government and Short Duration Income Funds are sold with a front-end sales charge of up to 3.75%, 3.75%, 1.50% and 1.50%, respectively. Prior to July 30, 2018, Class A Shares of the Enhanced Income, High Quality Floating Rate and Short-Term Conservative Income Funds were sold with a front-end sales charge of up to 1.50%. Class C Shares are generally sold with a contingent deferred sales charge (“CDSC”) of 1.00% (0.65% for Short Duration Government and Short Duration Income Funds), which is imposed on redemptions made within 12 months of purchase. Institutional, Administration, Preferred, Service, Investor, Class P, Class R and Class R6 Shares are not subject to a sales charge.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to a management agreement (the “Agreement”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income, and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Investment income is recorded net of any foreign withholding taxes, less any amounts reclaimable. The Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments.

155

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2019

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

For derivative contracts, realized gains and losses are recorded upon settlement of the contract. Upfront payments, if any, are made or received upon entering into a swap agreement and are reflected in the Statements of Assets and Liabilities. Upfront payments are recognized over the contract’s term/event as realized gains or losses, with the exception of forward starting swap contracts whose realized gains or losses are recognized from the effective start date. For securities with paydown provisions, principal payments received are treated as a proportionate reduction to the cost basis of the securities, and excess or shortfall amounts are recorded as income. For treasury inflation protected securities (“TIPS”), adjustments to principal due to inflation/deflation are reflected as increases/decreases to interest income with a corresponding adjustment to cost.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), if any, and non-class specific expenses of each Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the applicable Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agency and Service and Shareholder Administration fees.

D.  Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, each Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid according to the following schedule:

	Investment Income Dividends		Capital Gains Distributions
Fund	Declared	Paid	Declared and Paid
Enhanced Income	Daily	Monthly	Annually
Government Income	Daily	Monthly	Annually
High Quality Floating Rate	Daily	Monthly	Annually
Inflation Protected Securities	Quarterly	Quarterly	Annually
Short Duration Government	Daily	Monthly	Annually
Short Duration Income	Daily	Monthly	Annually
Short-Term Conservative Income	Daily	Monthly	Annually

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from distributable earnings or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E.  Foreign Currency Translation — The accounting records and reporting currency of a Fund are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statements of Operations within net change in unrealized gain (loss) on foreign currency translation. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

156

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Funds’ policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Money Market Funds — Investments in the Goldman Sachs Financial Square Government Fund and Financial Square Money Market Fund (“Underlying Funds”) are valued at the NAV of the Institutional Share class on the day of valuation. These investments are generally classified as Level 1 of the fair value hierarchy. For information regarding an Underlying Funds’ accounting policies and investment holdings, please see the Underlying Funds’ shareholder report.

Debt Securities — Debt securities for which market quotations are readily available are valued daily on the basis of quotations supplied by dealers or an independent pricing service approved by the Trustees. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. With the exception of treasury securities of G8 countries, which are generally classified as Level 1, these investments are generally classified as Level 2 of the fair value hierarchy.

i.  Commercial Paper — Commercial paper normally represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations, finance companies and other issuers. Commercial paper consists of direct U.S. dollar-denominated obligations of domestic or foreign issuers. Asset-backed commercial paper is issued by a special purpose entity that is organized to issue the commercial paper and to purchase trade receivables or other financial assets.

ii.  Inverse Floaters — The interest rate on inverse floating rate securities (“inverse floaters”) resets in the opposite direction from the market rate of interest to which the inverse floaters are indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher the degree of leverage of an inverse floater, the greater the volatility of its market value.

iii.  Mortgage-Backed and Asset-Backed Securities — Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by residential and/or commercial real

157

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2019

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

estate property. Asset-backed securities include securities whose principal and interest payments are collateralized by pools of other assets or receivables. The value of certain mortgage-backed and asset-backed securities (including adjustable rate mortgage loans) may be particularly sensitive to changes in prevailing interest rates. The value of these securities may also fluctuate in response to the market’s perception of the creditworthiness of the issuers.

Asset-backed securities may present credit risks that are not presented by mortgage-backed securities because they generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Some asset-backed securities may only have a subordinated claim on collateral.

Stripped mortgage-backed securities are usually structured with two different classes: one that receives substantially all interest payments (interest-only, or “IO” and/or high coupon rate with relatively low principal amount, or “IOette”), and the other that receives substantially all principal payments (principal-only, or “PO”) from a pool of mortgage loans. Little to no principal will be received at the maturity of an IO; as a result, periodic adjustments are recorded to reduce the cost of the security until maturity. These adjustments are included in interest income.

iv.  Mortgage Dollar Rolls — Mortgage dollar rolls are transactions whereby a Fund sells mortgage-backed-securities and simultaneously contracts with the same counterparty to repurchase similar securities on a specified future date. During the settlement period, a Fund will not be entitled to accrue interest and receive principal payments on the securities sold. The Funds account for mortgage dollar roll transactions as purchases and sales and realize gains and losses on these transactions.

v.  Treasury Inflation Protected Securities — TIPS are treasury securities in which the principal amount is adjusted daily to keep pace with inflation, as measured by the U.S. Consumer Pricing Index for Urban Consumers. The repayment of the original bond principal upon maturity is guaranteed by the full faith and credit of the U.S. Government.

vi.  When-Issued Securities and Forward Commitments — When-issued securities, including TBA (“To Be Announced”) securities, are securities that are authorized but not yet issued in the market and purchased in order to secure what is considered to be an advantageous price or yield to a Fund. A forward commitment involves entering into a contract to purchase or sell securities, typically on an extended settlement basis, for a fixed price at a future date. The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although a Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for its portfolio, the Fund may dispose of when-issued securities or forward commitments prior to settlement, which may result in a realized gain or loss. For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Fund and cash collateral received, if any, is reported separately on the Statements of Assets and Liabilities as receivables/ payable for collateral on certain contracts. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments.

vii.  Repurchase Agreements — Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price, under the terms of a Master Repurchase Agreement (“MRA”). During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of a Fund, including accrued interest, is required to exceed the value of the repurchase agreement, including accrued interest. The gross value of repurchase agreements is included in the Statements of Assets and Liabilities for financial reporting purposes. The underlying securities for all repurchase agreements are held at the Funds’custodian or designated sub-custodians under tri-party repurchase agreements.

An MRA governs transactions between a Fund and select counterparties. An MRA contains provisions for, among other things, initiation of the transaction, income payments, events of default, and maintenance of securities for repurchase agreements. An MRA also permits offsetting with collateral to create one single net payment in the event of default or similar events, including the bankruptcy or insolvency of a counterparty.

If the seller defaults, a Fund could suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund’s costs associated with delay and

158

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

enforcement of the repurchase agreement. In addition, in the event of default or insolvency of the seller, a court could determine that a Fund’s interest in the collateral is not enforceable, resulting in additional losses to the Fund.

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and terms and conditions contained therein, the Funds, together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates, may transfer uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements. Under these joint accounts, the Funds maintain pro-rata credit exposure to the underlying repurchase agreements’ counterparties. With the exception of certain transaction fees, the Funds are not subject to any expenses in relation to these investments.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. A Fund enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers. For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Fund and cash collateral received, if any, is reported separately on the Statements of Assets and Liabilities as receivables/ payable for collateral on certain derivatives contracts. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments.

Exchange-traded derivatives, including futures and options contracts, are generally valued at the last sale or settlement price on the exchange where they are principally traded. Exchange-traded options without settlement prices are generally valued at the midpoint of the bid and ask prices on the exchange where they are principally traded (or, in the absence of two-way trading, at the last bid price for long positions and the last ask price for short positions). Exchange-traded derivatives typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i.  Forward Contracts — A forward contract is a contract between two parties to buy or sell an asset at a specified price on a future date. A forward contract settlement can occur on a cash or delivery basis. Forward contracts are marked-to-market daily using independent vendor prices, and the change in value, if any, is recorded as an unrealized gain or loss. Cash and certain investments may be used to collateralize forward contracts.

A forward foreign currency exchange contract is a forward contract in which a Fund agrees to receive or deliver a fixed quantity of one currency for another, at a pre-determined price at a future date. All forward foreign currency exchange contracts are marked-to-market daily at the applicable forward rate. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

ii.  Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security. Upon entering into a futures contract, a Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by a Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

iii.  Options — When a Fund writes call or put options, an amount equal to the premium received is recorded as a liability and is subsequently marked-to-market to reflect the current value of the option written. Swaptions are options on interest rate and/or credit default swap contracts.

Upon the purchase of a call option or a put option by a Fund, the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current value of the option. Certain options may be purchased with premiums to

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3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms.

iv.  Swap Contracts — Bilateral swap contracts are agreements in which a Fund and a counterparty agree to exchange periodic payments on a specified notional amount or make a net payment upon termination. Bilateral swap transactions are privately negotiated in the OTC market and payments are settled through direct payments between a Fund and the counterparty. By contrast, certain swap transactions are subject to mandatory central clearing. These swaps are executed through a derivatives clearing member (“DCM”), acting in an agency capacity, and submitted to a central counterparty (“CCP”) (“centrally cleared swaps”), in which case all payments are settled with the CCP through the DCM. Swaps are marked-to-market daily using pricing vendor quotations, counterparty or clearinghouse prices or model prices, and the change in value, if any, is recorded as an unrealized gain or loss. Upon entering into a swap contract, a Fund is required to satisfy an initial margin requirement by delivering cash or securities to the counterparty (or in some cases, segregated in a triparty account on behalf of the counterparty), which can be adjusted by any mark-to-market gains or losses pursuant to bilateral or centrally cleared arrangements. For centrally cleared swaps the daily change in valuation, if any, is recorded as a receivable or payable for variation margin.

An interest rate swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals, based upon or calculated by reference to changes in interest rates on a specified notional principal amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

A credit default swap is an agreement that involves one party (the buyer of protection) making a stream of payments to another party (the seller of protection) in exchange for the right to receive protection on a reference security or obligation, including a group of assets or exposure to the performance of an index. A Fund’s investment in credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. If a Fund buys protection through a credit default swap and no credit event occurs, its payments are limited to the periodic payments previously made to the counterparty. Upon the occurrence of a specified credit event, a Fund, as a buyer of credit protection, is entitled to receive an amount equal to the notional amount of the swap and deliver to the seller the defaulted reference obligation in a physically settled trade. A Fund may also receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade.

As a seller of protection, a Fund generally receives a payment stream throughout the term of the swap, provided that there is no credit event. In addition, if a Fund sells protection through a credit default swap, a Fund could suffer a loss because the value of the referenced obligation and the premium payments received may be less than the notional amount of the swap paid to the buyer of protection. Upon the occurrence of a specified credit event, a Fund, as a seller of credit protection, may be required to take possession of the defaulted reference obligation and pay the buyer an amount equal to the notional amount of the swap in a physically settled trade. A Fund may also pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted security or obligation. In addition, a Fund is entitled to a return of any assets, which have been pledged as collateral to the counterparty upon settlement.

The maximum potential amount of future payments (undiscounted) that a Fund as seller of protection could be required to make under a credit default swap would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or net amounts received from a settlement of a credit default swap for the same reference security or obligation where a Fund bought credit protection.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of a Fund’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV.

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C.  Fair Value Hierarchy — The following is a summary of the Funds’ investments and derivatives classified in the fair value hierarchy as of March 31, 2019:

ENHANCED INCOME

Investment Type	Level 1	Level 2	Level 3

Assets

Fixed Income

Corporate Obligations	$—	$267,013,867	$—

Mortgage-Backed Obligations	—	950,000	—

Asset-Backed Securities	—	104,055,917	—

Municipal Debt Obligation	—	413,885	—

U.S. Treasury Obligations	31,770,076	—	—

Investment Company	11,219,474	—	—

Short-term Investments	—	102,045,034	—

Total	$42,989,550	$474,478,703	$—

Derivative Type

Assets(a)

Futures Contracts	$337,474	$—	$—

Liabilities(a)

Futures Contracts	$(651,204)	$—	$—

GOVERNMENT INCOME

Investment Type	Level 1	Level 2	Level 3

Assets

Fixed Income

Mortgage-Backed Obligations	$—	$146,367,902	$—

U.S. Treasury Obligations and/or Other U.S. Government Agencies	123,329,012	44,802,744	—

Asset-Backed Securities	—	30,930,780	—

Municipal Debt Obligations	—	5,948,331	—

Investment Company	25,252,182	—	—

Short-term Investments	—	1,125,174	—

Total	$148,581,194	$229,174,931	$—

Liabilities

Fixed Income

Mortgage-Backed Obligations — Forward Sales Contracts	$—	$(12,304,266)	$—

Total	$—	$(12,304,266)	$—

(a)	Amount shown represents unrealized gain (loss) at period end.

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March 31, 2019

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

GOVERNMENT INCOME (continued)

Derivative Type	Level 1	Level 2	Level 3

Assets
Futures Contracts(a)	$347,484	$—	$—
Interest Rate Swap Contracts(a)	—	20,845	—

Options Purchased	97,750	—	—

Total	$445,234	$20,845	$—

Liabilities(a)

Futures Contracts	$(428,163)	$—	$—

HIGH QUALITY FLOATING RATE

Investment Type	Level 1	Level 2	Level 3

Assets

Fixed Income

Corporate Obligations	$—	$8,998,650	$—

Mortgage-Backed Obligations	—	149,125,276	—

U.S. Treasury Obligations and/or Other U.S. Government Agencies	46,135,471	4,010,560	—

Asset-Backed Securities	—	229,247,421	—

Municipal Debt Obligations	—	12,963,829	—

Short-term Investments	—	18,413,048	—

Total	$46,135,471	$422,758,784	$—

Derivative Type

Assets(a)

Futures Contracts	$293,213	$—	$—

Interest Rate Swap Contracts	—	36,259	—

Total	$293,213	$36,259	$—

Liabilities(a)

Futures Contracts	$(113,120)	$—	$—

INFLATION PROTECTED SECURITIES

Investment Type	Level 1	Level 2	Level 3

Assets

Fixed Income

U.S. Treasury Obligations	$390,904,631	$—	$—

Investment Company	14,311,970	—	—

Total	$405,216,601	$—	$—

(a)	Amount shown represents unrealized gain (loss) at period end.

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INFLATION PROTECTED SECURITIES (continued)

Derivative Type	Level 1	Level 2	Level 3

Assets

Futures Contracts(a)	$926,291	$—	$—

Interest Rate Swap Contracts(a)	—	138,970	—

Options Purchased	62,100	—	—

Total	$988,391	$138,970	$—

Liabilities(a)

Futures Contracts	$(749,425)	$—	$—

Interest Rate Swap Contracts	—	(772,933)	—

Total	$(749,425)	$(772,933)	$—

SHORT DURATION GOVERNMENT

Investment Type	Level 1	Level 2	Level 3

Assets

Fixed Income

Mortgage-Backed Obligations	$—	$302,036,414	$—

U.S. Treasury Obligations and/or Other U.S. Government Agencies	614,319,066	73,825,620	—

Asset-Backed Securities	—	1,147,582	—

Investment Company	2,624,284	—	—

Total	$616,943,350	$377,009,616	$—

Derivative Type

Assets(a)

Futures Contracts	$2,737,272	$—	$—

Liabilities(a)

Futures Contracts	$(3,585,184)	$—	$—

(a)	Amount shown represents unrealized gain (loss) at period end.

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March 31, 2019

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

SHORT DURATION INCOME

Investment Type	Level 1	Level 2	Level 3

Assets

Fixed Income

Corporate Obligations	$—	$462,605,864	$—

Mortgage-Backed Obligations	—	50,677,495	665,299

Asset-Backed Securities	—	84,044,714	—

Foreign Debt Obligations	—	5,815,328	—

Municipal Debt Obligations	—	18,327,647	—

U.S. Treasury Obligations	26,635,752	—	—

Investment Company	4,587,467	—	—

Short-term Investments	—	46,297,901	—

Total	$31,223,219	$667,768,949	$665,299

Derivative Type

Assets

Forward Foreign Currency Exchange Contracts(a)	$—	$1,082,300	$—

Futures Contracts(a)	1,901,683	—	—

Interest Rate Swap Contracts(a)	—	1,859,111	—

Credit Default Swap Contracts(a)	—	166,734	—

Options Purchased	232,875	358,130	—

Total	$2,134,558	$3,466,275	$—

Liabilities

Forward Foreign Currency Exchange Contracts(a)	$—	$(962,957)	$—

Futures Contracts(a)	(761,868)	—	—

Interest Rate Swap Contracts(a)	—	(1,084,844)	—

Written option contracts	—	(307,106)	—

Total	$(761,868)	$(2,354,907)	$—

SHORT-TERM CONSERVATIVE INCOME

Investment Type	Level 1	Level 2	Level 3

Assets

Fixed Income

Corporate Obligations	$—	$1,684,217,107	$—

Investment Companies	362,867,338	—	—

Short-term Investments	—	1,318,470,013	—

Total	$362,867,338	$3,002,687,120	$—

(a)	Amount shown represents unrealized gain (loss) at period end.

For further information regarding security characteristics, see the Schedules of Investments.

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4. INVESTMENTS IN DERIVATIVES

The following tables set forth, by certain risk types, the gross value of derivative contracts (not considered to be hedging instruments for accounting disclosure purposes) as of March 31, 2019. These instruments were used as part of the Funds’ investment strategies and to obtain and/or manage exposure related to the risks below. The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Funds’ net exposure.

ENHANCED INCOME
Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Interest rate	Variation margin on futures contracts	$337,474	(a)	Variation margin on futures contracts	$(651,204)	(a)

GOVERNMENT INCOME
Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Interest rate	Variation margin on futures contracts; Variation margin on swap contracts; Purchased options, at value	$466,079	(a)	Variation margin on futures contracts	$(428,163)	(a)

HIGH QUALITY FLOATING RATE
Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Interest rate	Variation margin on futures contracts	$329,472	(a)	Variation margin on futures contracts	$(113,120)	(a)

INFLATION PROTECTED SECURITIES
Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Interest rate	Variation margin on swap contracts; Variation margin on futures contracts; Purchased options, at value	$1,127,361	(a)	Variation margin on swap contracts; Variation margin on futures contracts	$(1,522,358)	(a)

SHORT DURATION GOVERNMENT
Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Interest rate	Variation margin on futures contracts	$2,737,272	(a)	Variation margin on futures contracts	$(3,585,184)	(a)

SHORT DURATION INCOME
Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Interest rate	Variation margin on futures contracts; Variation margin on swap contracts; Purchased options, at value	$4,351,799	(a)	Variation margin on futures contracts; Variation margin on swap contracts; Written options, at value	$(2,153,818)	(a)
Credit	Variation margin on swap contracts	166,734	(a)	—	—
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts.	1,082,300		Payable for unrealized loss on forward foreign currency exchange contracts.	(962,957)
Total		$5,600,833			$(3,116,775)

(a)	Includes unrealized gain (loss) on futures contracts and centrally cleared swaps described in the Additional Investment Information sections of the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

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Notes to Financial Statements (continued)

March 31, 2019

4. INVESTMENTS IN DERIVATIVES (continued)

The following tables set forth, by certain risk types, the Funds’ gains (losses) related to these derivatives and their indicative volumes for the fiscal year ended March 31, 2019. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

ENHANCED INCOME
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest rate	Net realized gain (loss) from futures contracts /Net change in unrealized gain (loss) on futures contracts	$2,324,987	$(3,113,161)	1,305

GOVERNMENT INCOME
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest rate	Net realized gain (loss) from futures contracts and swap contracts /Net change in unrealized gain (loss) on purchased options, futures contracts and swap contracts	$(32,690)	$(84,903)	933

HIGH QUALITY FLOATING RATE
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain	Average Number of Contracts(a)
Interest rate	Net realized gain (loss) from futures and swap contracts /Net change in unrealized gain (loss) futures and swap contracts	$(123,561)	$491,685	504

INFLATION PROTECTED SECURITIES
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest rate	Net realized gain (loss) from futures contracts and swap contracts/Net change in unrealized gain (loss) on futures contracts, swap contracts and purchased options	$(738,004)	$(464,426)	1,641

SHORT DURATION GOVERNMENT
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest rate	Net realized gain (loss) from futures contracts and swap contracts/Net change in unrealized gain (loss) on futures contracts and swap contracts	$3,981,634	$(6,837,360)	8,574

(a)	Average number of contracts is based on the average of month end balances for the fiscal year ended March 31, 2019.

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4. INVESTMENTS IN DERIVATIVES (continued)

SHORT DURATION INCOME
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest rate	Net realized gain (loss) from purchased options, futures contracts, swap contracts /Net change in unrealized gain (loss) on purchased options, futures contracts, swap contracts and written options	$1,951,242	$(147,864)	3,065
Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	(20,242)	194,090	2
Currency	Net realized gain (loss) forward foreign currency exchange contracts /Net change in unrealized gain (loss) on forward foreign currency exchange contracts	(3,347,162)	550,824	572
Total		$(1,416,162)	$597,050	3,639

(a)	Average number of contracts is based on the average of month end balances for the fiscal year ended March 31, 2019.

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

As of March 31, 2019, the contractual management fees with GSAM were as stated below. The effective contractual management rates and effective net management rates represent the rates for the fiscal year ended March 31, 2019.

	Contractual Management Rate						Effective Net Management Rate#
Fund	First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate
Enhanced Income	0.25%	0.23%	0.22%	0.22%	0.22%	0.25%	0.24%
Government Income	0.53	0.48	0.45	0.44	0.44	0.53	0.52
High Quality Floating Rate	0.31	0.28	0.27	0.26	0.25	0.31	0.31
Inflation Protected Securities	0.26	0.23	0.22	0.22	0.21	0.26	0.25
Short Duration Government	0.44	0.40	0.38	0.37	0.36	0.44	0.44
Short Duration Income	0.40	0.36	0.34	0.33	0.32	0.40	0.40
Short-Term Conservative Income	0.25	0.25	0.25	0.25	0.25	0.25	0.18	*

#	The Effective Net Management Rate includes the impact of management fee waivers of affiliated underlying funds, if any.
*	The Investment Adviser has agreed to waive a portion of its management fee in order to achieve an effective net management fee rate of 0.20% as an annual percentage of the Fund’s average daily net assets. This arrangement will remain in effect through at least July 29, 2019. In addition, from July 30, 2018 through April 20, 2019, the Investment Adviser waived a greater portion of its management fee in order to achieve an effective net management fee rate of 0.19% as an annual percentage of the Fund’s average daily net assets.

The Funds invest in Institutional Shares of the Goldman Sachs Financial Square Government Fund (“Government Money Market Fund”) and Goldman Sachs Financial Square Money Market Fund, which are affiliated Underlying Funds. GSAM has agreed to waive a portion of its management fee payable by the Funds in an amount equal to the management fee it earns as an

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March 31, 2019

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

investment adviser to the affiliated Underlying Funds in which the Funds invest. For the fiscal year ended March 31, 2019, the management fee waived by GSAM was for each Fund as follows:

Fund	Management Fee Waived
Enhanced Income	$36,642
Government Income	26,023
Inflation Protected Securities	28,446
Short Duration Government	16,740
Short Duration Income	9,198
Short-Term Conservative Income	273,333

B.  Distribution and/or Service (12b-1) Plans — The Trust, on behalf of Class A and Class R Shares of each applicable Fund, has adopted Distribution and Service Plans subject to Rule 12b-1 under the Act. Under the Distribution and Service Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class A or Class R Shares of the Funds, as applicable, as set forth below.

The Trust, on behalf of Class C Shares of each applicable Fund, has adopted a Distribution Plan subject to Rule 12b-1 under the Act. Under the Distribution Plan, Goldman Sachs as Distributor is entitled to a fee accrued daily and paid monthly for distribution services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class C Shares of the Funds, as set forth below.

The Trust, on behalf of Service Shares of each applicable Fund, has adopted a Service Plan subject to Rule 12b-1 under the Act to allow Service Shares to compensate service organizations (including Goldman Sachs) for providing personal and account maintenance services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations equal to an annual percentage rate of the average daily net assets attributable to Services Shares of the Funds, as set forth below.

	Distribution and/ or Service Plan Rates
	Class A*	Class C	Class R*	Service
Distribution and/or Service Plan	0.25%	0.75%	0.50%	0.25%

*	With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution and/or Service Plan to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

Effective July 29, 2018, Goldman Sachs has agreed to reduce the distribution and service fees applicable to the Enhanced Income, High Quality Floating Rate and Short-Term Conservative Income Funds’ Class A Shares to an amount equal to 0.15% of the average daily net assets attributable to Class A Shares of the respective Funds. Prior to July 29, 2018, such fee was 0.25% of the average daily net assets attributable to Class A Shares of the respective Funds.

Goldman Sachs has agreed to waive a portion of the distribution (12b-1) and service fees applicable to the Short Duration Government Fund’s and Short Duration Income Fund’s Class C Shares in an amount equal to 0.35% of the average daily net assets attributable to Class C Shares of the respective Funds. These arrangements will remain in place through at least July 29, 2019. Prior to such date Goldman Sachs may not terminate the arrangement without the approval of the Trustees.

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5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

C.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Funds pursuant to a Distribution Agreement, may retain a portion of the Class A Shares’ front end sales charge and Class C Shares’ CDSC. For the fiscal year ended March 31, 2019, Goldman Sachs retained the following amounts:

Front End Sales Charge
Fund	Class A
Enhanced Income	$159
Government Income	3,435
High Quality Floating Rate	5
Inflation Protected Securities	465
Short Duration Government	2,110
Short Duration Income	1,408

D.  Administration, Service and/or Shareholder Administration Plans — The Trust, on behalf of each applicable Fund, has adopted Administration, Service and/or Shareholder Administration Plans to allow Administration, Preferred, Class C and Service Shares, as applicable, to compensate service organizations (including Goldman Sachs) for providing varying levels of account administration and/or personal and account maintenance services to their customers who are beneficial owners of such shares. The Administration, Service and Shareholder Administration Plans each provide for compensation to the service organizations equal to an annual percentage rate of 0.25%, 0.10%, 0.25% and 0.25% of the average daily net assets attributable to Administration, Preferred, Class C and/or Service Shares of the Funds, as applicable.

E.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.13% of the average daily net assets of Class A, Class C, Investor and Class R Shares; 0.03% of the average daily net assets of Class P and Class R6 Shares; and 0.04% of the average daily net assets of Institutional, Administrative, Preferred and Service Shares.

Effective December 1, 2018, Goldman Sachs has agreed to remove its transfer agency fee waiver equal to 0.03% as an annual percentage rate of the average daily net assets attributable to Institutional, Administration and Preferred Shares and equal to 0.02% as an annual percentage rate of the average daily net assets attributable to Class R6 Shares of the Short-Term Conservative Income Fund.

From July 30, 2018 through November 30, 2018, Goldman Sachs had agreed to waive a portion of its transfer agency fee equal to 0.03% as an annual percentage rate of the average daily net assets attributable to Institutional, Administration and Preferred Shares and equal to 0.02% as an annual percentage rate of the average daily net assets attributable to Class R6 Shares of the Fund through at least November 30, 2018, of the Short-Term Conservative Income Fund. In addition, from July 30, 2018 through April 20, 2019, Goldman Sachs had agreed to waive a portion of its transfer agency fee equal to 0.02% as an annual percentage rate of the average daily net assets attributable to Class P Shares of the Fund through April 20, 2019.

F.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expenses” of the Funds (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), administration fees (as applicable), taxes, interest, brokerage fees, expenses of shareholder meetings, litigation, and indemnification and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets for the Enhanced Income, Government Income, High Quality

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Notes to Financial Statements (continued)

March 31, 2019

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

Floating Rate, Inflation Protected Securities, Short Duration Government, Short Duration Income and Short-Term Conservative Income Funds are 0.064%, 0.004%, 0.014%, 0.044%, 0.004%, 0.014% and 0.004%, respectively. These Other Expense limitations will remain in place through at least August 14, 2019 for Investor Shares of the Short-Term Conservative Income Fund, and through at least July 29, 2019 for all other Funds and share classes. In addition, the Funds have entered into certain offset arrangements with the transfer agent, which may result in a reduction of the Funds’ expenses and are received irrespective of the application of the “Other Expense” limitations described above.

For the fiscal year ended March 31, 2019, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Fund	Management Fee Waiver	Class C Distribution and Service Fees	Transfer Agency Waivers/Credits	Other Expense Reimbursements	Total Expense Reductions
Enhanced Income	$36,642	$—	$34	$157,108	$193,784
Government Income	26,023	—	324	615,746	642,093
High Quality Floating Rate	—	—	17	457,187	457,204
Inflation Protected Securities	28,446	—	155	303,676	332,277
Short Duration Government	16,740	60,352	194	749,275	826,561
Short Duration Income	9,198	4,434	23	803,356	817,011
Short-Term Conservative Income	1,649,148	—	306,162	726,670	2,681,980

G.  Line of Credit Facility — As of March 31, 2019, the Funds participated in a $770,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the fiscal year ended March 31, 2019, the Funds did not have any borrowings under the facility. The facility was decreased to $580,000,000 effective April 30, 2019.

H.  Other Transactions with Affiliates — For the fiscal year ended March 31, 2019, Goldman Sachs earned $8,964, $27,354, $12,916, $41,218, $115,349 and $68,133 in brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant, on behalf of the Enhanced Income, Government Income, High Quality Floating Rate, Inflation Protected Securities, Short Duration Government and Short Duration Income Funds, respectively.

As of March 31, 2019, the Goldman Sachs Collective Trust Tactical Exposure Fund was the beneficial owner of 7% of the Short-Term Conservative Income Fund.

As of March 31, 2019, The Goldman Sachs Group, Inc. was the beneficial owner of 5% or more of outstanding Class R and Preferred Shares of the following Funds:

Fund	Class R	Preferred
Short Duration Income	9%	—%
Short-Term Conservative Income	—	100

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5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

The table below shows the transactions in and earnings from investments in the Goldman Sachs Financial Square Government Fund — Institutional Shares and Goldman Sachs Financial Square Money Market Fund — Institutional Shares for the fiscal year ended March 31, 2019:

Fund	Underlying Funds	Beginning value as of March 31, 2018	Purchases at Cost	Proceeds from Sales	Realized Gain Loss	Change In Unrealized Gain (loss)	Ending value as of March 31, 2019	Shares as of March 31, 2019	Dividend Income
Enhanced Income	Goldman Sachs Financial Square Government Fund — Institutional Shares	$5,689,869	$438,052,909	$(443,742,778)	$—	$—	$—	$—	$247,088
	Goldman Sachs Financial Square Money Market Fund — Institutional Shares	—	29,223,739	(18,004,000)	(1,378)	1,113	11,219,474	11,214,988	223,738
Government Income	Goldman Sachs Financial Square Government Fund — Institutional Shares	5,126,717	212,553,982	(192,428,517)	—	—	25,252,182	25,252,182	333,036
Inflation Protected Securities	Goldman Sachs Financial Square Government Fund — Institutional Shares	38,073,204	185,391,689	(209,152,923)	—	—	14,311,970	14,311,970	322,337
Short Duration Government	Goldman Sachs Financial Square Government Fund — Institutional Shares	50,771	273,773,031	(271,199,518)	—	—	2,624,284	2,624,284	228,440
Short Duration Income	Goldman Sachs Financial Square Government Fund — Institutional Shares	14,992,853	244,125,617	(254,531,003)	—	—	4,587,467	4,587,467	125,673
Short-Term Conservative Income	Goldman Sachs Financial Square Government Fund — Institutional Shares	8,206	3,363,512,540	(3,290,417,220)	—	—	73,103,526	73,103,526	1,331,887
	Goldman Sachs Financial Square Money Market Fund —Institutional Shares	—	303,740,815	(14,001,400)	(2,800)	27,197	289,763,812	289,647,952	2,740,815

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Notes to Financial Statements (continued)

March 31, 2019

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended March 31, 2019, were:

Fund	Purchases of U.S. Government and Agency Obligations	Purchases (Excluding U.S. Government and Agency Obligations)	Sales and Maturities of U.S. Government and Agency Obligations	Sales and Maturities (Excluding U.S. Government and Agency Obligations)
Enhanced Income	$41,636,818	$212,618,149	$10,451,343	$153,669,310
Government Income	2,005,532,862	1,732,795	1,985,021,293	10,035,649
High Quality Floating Rate	141,888,891	157,272,925	289,300,562	220,635,534
Inflation Protected Securities	627,850,655	53,945	575,693,249	—
Short Duration Government	2,193,554,663	—	2,114,779,915	—
Short Duration Income	305,925,249	374,788,916	294,440,345	266,947,230
Short-Term Conservative Income	29,942,403	1,760,031,459	29,972,170	750,108,075

7. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended March 31, 2019 was as follows:

	Enhanced Income	Government Income	High Quality Floating Rate	Inflation Protected Securities	Short Duration Government	Short Duration Income	Short-Term Conservative Income
Distribution paid from:
Ordinary income	$12,621,980	$7,413,772	$17,747,858	$7,024,257	$23,277,614	$15,240,055	$58,749,403
Net long-term capital gains	—	—	—	—	—	—	65,635
Total taxable distributions	$12,621,980	$7,413,772	$17,747,858	$7,024,257	$23,277,614	$15,240,055	$58,815,038
Tax return of capital	$—	$—	$—	$—	$—	$1,566,900	$—

The tax character of distributions paid during the fiscal year ended March 31, 2018 was as follows:

	Enhanced Income	Government Income	High Quality Floating Rate	Inflation Protected Securities	Short Duration Government	Short Duration Income	Short-Term Conservative Income
Distribution paid from:
Ordinary income	$8,016,922	$6,510,919	$10,317,294	$6,187,564	$22,752,800	$12,019,912	$15,856,900
Net long-term capital gains	—	—	—	—	—	—	22,545
Total taxable distributions	$8,016,922	$6,510,919	$10,317,294	$6,187,564	$22,752,800	$12,019,912	$15,879,445
Tax return of capital	$—	$—	$—	$—	$—	$1,818,816	$15,879,445

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7. TAX INFORMATION (continued)

As of March 31, 2019, the components of accumulated earnings (losses) on a tax basis were as follows:

	Enhanced Income	Government Income	High Quality Floating Rate	Inflation Protected Securities	Short Duration Government	Short Duration Income	Short-Term Conservative Income
Undistributed (Distributions in Excess of) ordinary income — net	$860,505	$611,771	$232,432	$1,342,940	$1,588,818	$—	$415,675
Undistributed long-term capital gains	—	—	—	—	—	—	8,488
Total undistributed earnings	$860,505	$611,771	$232,432	$1,342,940	$1,588,818	$—	$424,163
Capital loss carryforwards(1)(2):
Perpetual Short-Term	(1,966,894)	(1,930,566)	(3,308,013)	(357,587)	(21,468,747)	(6,197,956)	—
Perpetual Long-Term	(754,382)	(10,143,362)	(1,530,298)	(18,313,471)	(19,984,417)	(8,090,391)	—
Total capital loss carryforwards	$(2,721,276)	$(12,073,928)	$(4,838,311)	$(18,671,058)	$(41,453,164)	$(14,288,347)	$—
Timing differences (Post October Loss Deferral/Straddle Loss Deferral/Distributions Payable/Qualified Late Year Loss Deferral)	$(2,750,004)	$(1,811,086)	$(1,260,551)	$(5,313,586)	$(9,101,238)	$(1,073,756)	$(208,330)
Unrealized gains (losses) — net	370,250	4,012,857	(860,170)	6,457,835	3,931,701	4,408,313	3,517,073
Total accumulated earnings (losses) net	$(4,240,525)	$(9,260,386)	$(6,726,600)	$(16,183,869)	$(45,033,883)	$(10,953,790)	$3,732,906

(1)	The Enhanced Income and High Quality Floating Rate Funds utilized $1,596,997, and $481,392, respectively, of capital losses in the current fiscal year.
(2)	The Enhanced Income and High Quality Floating Rate Funds had capital loss carryforwards of $9,056,394, and $2,415,726, respectively, which expired in the current fiscal year.

As of March 31, 2019, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Enhanced Income	Government Income	High Quality Floating Rate	Inflation Protected Securities	Short Duration Government	Short Duration Income	Short-Term Conservative Income
Tax Cost	$516,784,273	$373,720,863	$469,970,777	$398,363,769	$989,173,353	$697,841,379	$3,362,037,385
Gross unrealized gain	1,458,021	5,359,252	776,687	7,388,306	10,776,911	8,666,295	4,636,943
Gross unrealized loss	(1,087,771)	(1,346,395)	(1,636,857)	(930,471)	(6,845,210)	(4,257,982)	(1,119,870)
Net unrealized gains (losses)	$370,250	$4,012,857	$(860,170)	$6,457,835	$3,931,701	$4,408,313	$3,517,073

The difference between GAAP-basis and tax basis unrealized gains (losses) is attributable primarily to wash sales, net mark to market gains/(losses) on regulated futures and options contracts, net mark to market gains (losses) on foreign currency contracts, and differences in the tax treatment of inflation protected securities, market discount accretion, premium amortization and swap transactions.

The Enhanced Income Fund reclassed $9,056,394 from paid in capital to distributable earnings for the year ended March 31, 2019. In order to present certain components of the Fund’s capital accounts on a tax-basis, certain reclassifications have been recorded to the Fund’s accounts. These reclassifications have no impact on the net asset value of the Fund and result primarily from expired capital loss carryforwards.

The High Quality Floating Rate Fund reclassed $2,415,726 from paid in capital to distributable earnings for the year ended March 31, 2019. In order to present certain components of the Fund’s capital accounts on a tax-basis, certain reclassifications have been recorded to the Fund’s accounts. These reclassifications have no impact on the net asset value of the Fund and result primarily from expired capital loss carryforwards.

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Notes to Financial Statements (continued)

March 31, 2019

7. TAX INFORMATION (continued)

The Short Duration Income Fund reclassed $ 342,175 from paid in capital to distributable earnings for the year ended March 31, 2019. In order to present certain components of the Fund’s capital accounts on a tax-basis, certain reclassifications have been recorded to the Fund’s accounts. These reclassifications have no impact on the net asset value of the Fund and result primarily from return of capital distributions.

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

8. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Derivatives Risk — The Funds’ use of derivatives may result in loss. Derivative instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments, may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Funds. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. Losses from derivatives can also result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

Foreign and Emerging Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the United States. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which a Fund invests. The imposition of exchange controls (including repatriation restrictions), confiscations, trade restrictions (including tariffs) and other government restrictions by the United States or other governments, or from problems in share registration, settlement or custody, may also result in losses. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which a Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that a Fund also invests in securities of issuers located in emerging markets, these risks may be more pronounced.

Interest Rate Risk — When interest rates increase, fixed income securities or instruments held by a Fund will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments. The risks associated with changing interest rates may have unpredictable effects on the markets and a Fund’s investments. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by the Funds.

Large Shareholder Transactions Risk — A Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include a Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause a Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact a Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would.

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8. OTHER RISKS (continued)

Liquidity Risk — A Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period or without significant dilution to remaining investors’ interests because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. If a Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Fund’s NAV and dilute remaining investors’ interests. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, potentially causing increased supply in the market due to selling activity. These risks may be more pronounced in connection with the Funds’ investments in securities of issuers located in emerging market countries.

Market and Credit Risks — In the normal course of business, a Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, a Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

State/Territory Specific Risk — A Fund’s investments in municipal obligations of issuers located in a particular state or U.S. territory may be adversely affected by political, economic and regulatory developments within that state or U.S. territory. Such developments may affect the financial condition of a state’s or territory’s political subdivisions, agencies, instrumentalities and public authorities and heighten the risks associated with investing in bonds issued by such parties, which could, in turn, adversely affect a Fund’s income, NAV, liquidity, and/or ability to preserve or realize capital appreciation.

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

10. OTHER MATTERS

In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) 2017-08 – Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities held at a premium, by requiring amortization to the earliest call date. The ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. GSAM is currently evaluating the impact, if any, of the amendments.

11. SUBSEQUENT EVENTS

Subsequent events after the Statements of Assets and Liabilities date have been evaluated, and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

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Notes to Financial Statements (continued)

March 31, 2019

12. SUMMARY OF SHARE TRANSACTIONS

	Enhanced Income Fund

	For the Fiscal Year Ended March 31, 2019		For the Fiscal Year Ended March 31, 2018

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	1,335,016	$12,584,834	489,157	$4,614,385
Reinvestment of distributions	30,223	284,893	28,689	270,596
Shares redeemed	(437,840)	(4,125,070)	(3,159,239)	(29,817,330)
	927,399	8,744,657	(2,641,393)	(24,932,349)
Institutional Shares
Shares sold	26,413,318	248,481,865	33,597,332	316,602,480
Reinvestment of distributions	634,325	5,969,251	799,506	7,530,440
Shares redeemed	(48,349,084)	(454,895,626)	(32,553,461)	(306,623,278)
	(21,301,441)	(200,444,510)	1,843,377	17,509,642
Administration Shares
Shares sold	296,808	2,800,290	1,497	14,150
Reinvestment of distributions	4,900	46,241	216	2,044
Shares redeemed	(12,013)	(113,211)	(1,428)	(13,505)
	289,695	2,733,320	285	2,689
Investor Shares
Shares sold	590,536	5,551,363	474,434	4,466,950
Reinvestment of distributions	8,567	80,546	5,424	51,034
Shares redeemed	(498,365)	(4,684,736)	(147,374)	(1,387,189)
	100,738	947,173	332,484	3,130,795
Class P Shares(a)
Shares sold	32,300,342	303,934,724	—	—
Reinvestment of distributions	423,853	3,989,105	—	—
Shares redeemed	(12,603,754)	(118,627,783)	—	—
	20,120,441	189,296,046	—	—
Class R6 Shares
Shares sold	5,541,175	52,141,300	—	—
Reinvestment of distributions	40,076	377,248	17	157
Shares redeemed	(299,125)	(2,815,496)	—	—
	5,282,126	49,703,052	17	157

NET INCREASE (DECREASE)	5,418,958	$50,979,738	(465,230)	$(4,289,066)

(a)	Class P Shares commenced operations on April 20, 2018.

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12. SUMMARY OF SHARE TRANSACTIONS (continued)

	Government Income Fund

	For the Fiscal Year Ended March 31, 2019		For the Fiscal Year Ended March 31, 2018

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	1,367,654	$19,562,173	1,386,127	$20,258,053
Reinvestment of distributions	119,547	1,711,936	115,373	1,687,078
Shares redeemed	(2,615,245)	(37,414,666)	(3,164,037)	(46,280,904)
	(1,128,044)	(16,140,557)	(1,662,537)	(24,335,773)
Class C Shares
Shares sold	140,067	2,000,108	91,068	1,330,114
Reinvestment of distributions	3,185	45,614	3,528	51,596
Shares redeemed	(298,299)	(4,256,585)	(231,422)	(3,392,078)
	(155,047)	(2,210,863)	(136,826)	(2,010,368)
Institutional Shares
Shares sold	3,951,772	56,456,970	3,266,372	47,733,798
Reinvestment of distributions	197,303	2,820,773	161,101	2,350,300
Shares redeemed	(4,998,748)	(71,525,097)	(2,449,337)	(35,703,155)
	(849,673)	(12,247,354)	978,136	14,380,943
Service Shares
Shares sold	637,482	9,039,164	280,268	4,093,521
Reinvestment of distributions	43,855	626,532	41,439	604,373
Shares redeemed	(1,084,805)	(15,449,239)	(1,111,405)	(16,231,558)
	(403,468)	(5,783,543)	(789,698)	(11,533,664)
Investor Shares
Shares sold	62,870	901,167	36,715	537,335
Reinvestment of distributions	3,006	43,041	5,292	77,400
Shares redeemed	(163,695)	(2,343,113)	(155,625)	(2,274,515)
	(97,819)	(1,398,905)	(113,618)	(1,659,780)
Class P Shares(a)
Shares sold	907,885	13,007,650	—	—
Reinvestment of distributions	13,165	188,120	—	—
Shares redeemed	(215,329)	(3,073,908)	—	—
	705,721	10,121,862	—	—
Class R Shares
Shares sold	327,388	4,680,450	404,250	5,871,495
Reinvestment of distributions	24,522	350,688	19,332	282,133
Shares redeemed	(489,367)	(6,999,327)	(358,011)	(5,222,795)
	(137,457)	(1,968,189)	65,571	930,833
Class R6 Shares
Shares sold	1,091,931	15,575,323	627,382	9,156,383
Reinvestment of distributions	10,036	143,508	5,806	84,614
Shares redeemed	(1,898,779)	(27,534,127)	(515,039)	(7,528,706)
	(796,812)	(11,815,296)	118,149	1,712,291

NET DECREASE	(2,862,599)	$(41,442,845)	(1,540,823)	$(22,515,518)

(a)	Class P Shares commenced operations on April 20, 2018.

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Notes to Financial Statements (continued)

March 31, 2019

12. SUMMARY OF SHARE TRANSACTIONS (continued)

	High Quality Floating Rate Fund

	For the Fiscal Year Ended March 31, 2019		For the Fiscal Year Ended March 31, 2018

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	166,630	$1,452,742	359,051	$3,132,862
Reinvestment of distributions	21,258	185,399	14,079	122,858
Shares redeemed	(345,610)	(3,013,872)	(595,887)	(5,199,696)
	(157,722)	(1,375,731)	(222,757)	(1,943,976)
Institutional Shares
Shares sold	13,914,457	121,412,800	75,408,719	657,549,810
Reinvestment of distributions	628,903	5,487,541	1,157,436	10,095,995
Shares redeemed	(90,069,896)	(785,516,344)	(42,073,795)	(367,006,013)
	(75,526,536)	(658,616,003)	34,492,360	300,639,792
Service Shares
Shares sold	7	62	3,125	27,469
Reinvestment of distributions	88	768	154	1,349
Shares redeemed	(2,381)	(20,881)	(46,489)	(407,251)
	(2,286)	(20,051)	(43,210)	(378,433)
Investor Shares
Shares sold	1,665,450	14,481,630	275,048	2,392,434
Reinvestment of distributions	11,985	104,159	1,664	14,473
Shares redeemed	(734,058)	(6,384,581)	(200,935)	(1,747,825)
	943,377	8,201,208	75,777	659,082
Class P Shares(a)
Shares sold	94,629,113	826,058,191	—	—
Reinvestment of distributions	1,310,476	11,429,239	—	—
Shares redeemed	(52,760,684)	(459,791,446)	—	—
	43,178,905	377,695,984	—	—
Class R6 Shares
Shares sold	836,924	7,289,345	32	277
Reinvestment of distributions	4,512	39,278	18	160
Shares redeemed	(88,110)	(767,177)	—	—
	753,326	6,561,446	50	437

NET INCREASE (DECREASE)	(30,810,936)	$(267,553,147)	34,302,220	$298,976,902

(a)	Class P Shares commenced operations on April 20, 2018.

178

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

12. SUMMARY OF SHARE TRANSACTIONS (continued)

	Inflation Protected Securities Fund

	For the Fiscal Year Ended March 31, 2019		For the Fiscal Year Ended March 31, 2018

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	2,170,397	$22,099,500	3,068,409	$31,864,267
Reinvestment of distributions	44,088	450,954	51,662	535,064
Shares redeemed	(4,289,175)	(43,644,395)	(3,404,416)	(35,240,610)
	(2,074,690)	(21,093,941)	(284,345)	(2,841,279)
Class C Shares
Shares sold	175,142	1,771,520	247,183	2,540,637
Reinvestment of distributions	5,244	52,994	4,993	51,008
Shares redeemed	(446,161)	(4,508,762)	(210,572)	(2,154,932)
	(265,775)	(2,684,248)	41,604	436,713
Institutional Shares
Shares sold	8,729,877	90,003,750	10,906,766	114,459,292
Reinvestment of distributions	294,545	3,054,357	291,314	3,052,083
Shares redeemed	(17,176,817)	(177,902,199)	(5,597,503)	(58,724,218)
	(8,152,395)	(84,844,092)	5,600,577	58,787,157
Investor Shares
Shares sold	1,544,399	15,814,489	752,020	7,845,765
Reinvestment of distributions	23,730	244,140	23,247	242,201
Shares redeemed	(1,287,122)	(13,172,083)	(707,063)	(7,381,923)
	281,007	2,886,546	68,204	706,043
Class P Shares(a)
Shares sold	11,587,845	120,559,372	—	—
Reinvestment of distributions	81,574	838,148	—	—
Shares redeemed	(1,389,861)	(14,201,272)	—	—
	10,279,558	107,196,248	—	—
Class R Shares
Shares sold	556,571	5,651,244	1,199,310	12,420,142
Reinvestment of distributions	15,269	155,822	16,341	168,676
Shares redeemed	(894,389)	(9,117,761)	(1,186,259)	(12,267,344)
	(322,549)	(3,310,695)	29,392	321,474
Class R6 Shares
Shares sold	3,617,477	37,170,869	761,199	7,948,873
Reinvestment of distributions	19,507	201,433	3,300	34,520
Shares redeemed	(552,150)	(5,697,725)	(151,896)	(1,597,879)
	3,084,834	31,674,577	612,603	6,385,514

NET INCREASE	2,829,990	$29,824,395	6,068,035	$63,795,622

(a)	Class P Shares commenced operations on April 20, 2018.

179

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2019

12. SUMMARY OF SHARE TRANSACTIONS (continued)

	Short Duration Government Fund

	For the Fiscal Year Ended March 31, 2019		For the Fiscal Year Ended March 31, 2018

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	3,769,772	$36,672,692	3,032,554	$30,039,275
Reinvestment of distributions	164,681	1,603,662	185,389	1,837,532
Shares redeemed	(4,338,360)	(42,218,751)	(8,290,521)	(82,173,783)
	(403,907)	(3,942,397)	(5,072,578)	(50,296,976)
Class C Shares
Shares sold	885,128	8,546,369	295,640	2,904,878
Reinvestment of distributions	26,278	254,259	27,299	268,590
Shares redeemed	(1,350,202)	(13,048,191)	(1,139,243)	(11,207,513)
	(438,796)	(4,247,563)	(816,304)	(8,034,045)
Institutional Shares
Shares sold	15,661,500	151,963,749	34,737,540	343,135,899
Reinvestment of distributions	1,094,499	10,632,655	1,858,810	18,352,479
Shares redeemed	(63,566,040)	(617,999,100)	(55,727,594)	(551,343,755)
	(46,810,041)	(455,402,696)	(19,131,244)	(189,855,377)
Service Shares
Shares sold	377,831	3,662,815	340,513	3,358,350
Reinvestment of distributions	25,836	250,489	31,511	310,710
Shares redeemed	(587,385)	(5,687,548)	(1,010,339)	(9,948,265)
	(183,718)	(1,774,244)	(638,315)	(6,279,205)
Investor Shares
Shares sold	2,622,995	25,555,348	2,773,532	27,458,765
Reinvestment of distributions	67,346	656,227	53,595	530,767
Shares redeemed	(2,195,018)	(21,355,141)	(2,748,290)	(27,163,857)
	495,323	4,856,434	78,837	825,675
Class P Shares(a)
Shares sold	56,751,109	551,146,589	—	—
Reinvestment of distributions	762,963	7,395,496	—	—
Shares redeemed	(8,723,072)	(84,476,988)	—	—
	48,791,000	474,065,097	—	—
Class R6 Shares
Shares sold	389,417	3,776,127	94,310	928,775
Reinvestment of distributions	7,174	69,642	5,116	50,555
Shares redeemed	(47,116)	(457,255)	(7,295,032)	(72,651,844)
	349,475	3,388,514	(7,195,606)	(71,672,514)

NET INCREASE (DECREASE)	1,799,336	$16,943,145	(32,775,210)	$(325,312,442)

(a)	Class P Shares commenced operations on April 20, 2018.

180

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

12. SUMMARY OF SHARE TRANSACTIONS (continued)

	Short Duration Income Fund

	For the Fiscal Year Ended March 31, 2019		For the Fiscal Year Ended March 31, 2018

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	1,532,063	$14,840,967	953,735	$9,515,592
Reinvestment of distributions	30,202	292,137	20,363	202,198
Shares redeemed	(1,020,608)	(9,895,063)	(1,315,639)	(13,049,353)
	541,657	5,238,041	(341,541)	(3,331,563)
Class C Shares
Shares sold	137,554	1,322,775	91,298	905,669
Reinvestment of distributions	2,756	26,699	1,455	14,394
Shares redeemed	(78,404)	(756,576)	(78,170)	(775,557)
	61,906	592,898	14,583	144,506
Institutional Shares
Shares sold	3,618,162	35,132,735	32,575,026	323,602,247
Reinvestment of distributions	541,100	5,251,019	1,366,431	13,556,693
Shares redeemed	(58,296,907)	(565,199,019)	(31,249,552)	(309,977,038)
	(54,137,645)	(524,815,265)	2,691,905	27,181,902
Investor Shares
Shares sold	280,025	2,698,717	281,958	2,805,500
Reinvestment of distributions	5,199	50,379	4,031	39,945
Shares redeemed	(338,319)	(3,270,593)	(217,587)	(2,164,205)
	(53,095)	(521,497)	68,402	681,240
Class P Shares(a)
Shares sold	84,000,191	814,284,800	—	—
Reinvestment of distributions	1,135,344	10,998,440	—	—
Shares redeemed	(20,434,225)	(197,177,154)	—	—
	64,701,310	628,106,086	—	—
Class R Shares
Shares sold	5,118	49,625	8,849	87,379
Reinvestment of distributions	250	2,424	85	843
Shares redeemed	(2,675)	(25,724)	(2,476)	(24,457)
	2,693	26,325	6,458	63,765
Class R6 Shares
Shares sold	131,574	1,279,732	—	—
Reinvestment of distributions	433	4,225	24	234
Shares redeemed	(5,510)	(53,343)	—	—
	126,497	1,230,614	24	234

NET INCREASE	11,243,323	$109,857,202	2,439,831	$24,740,084

(a)	Class P Shares commenced operations on April 20, 2018.

181

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2019

12. SUMMARY OF SHARE TRANSACTIONS (continued)

	Short-Term Conservative Income Fund

	For the Fiscal Year Ended March 31, 2019		For the Fiscal Year Ended March 31, 2018

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	5,039,053	$50,536,178	78,843	$790,000
Reinvestment of distributions	13,219	132,558	216	2,164
Shares redeemed	(52,871)	(529,944)	—	—
	4,999,401	50,138,792	79,059	792,164
Institutional Shares
Shares sold	93,399,284	936,085,447	225,732,885	2,261,829,769
Reinvestment of distributions	1,995,028	20,000,647	1,551,413	15,542,949
Shares redeemed	(153,603,088)	(1,539,286,331)	(111,897,746)	(1,121,169,548)
	(58,208,776)	(583,200,237)	115,386,552	1,156,203,170
Administration
Shares sold	99,816	999,740	88,755	889,387
Reinvestment of distributions	2,163	21,683	1,119	11,211
Shares redeemed	(111,632)	(1,117,432)	—	—
	(9,653)	(96,009)	89,874	900,598
Preferred Shares
Reinvestment of distributions	62	616	35	353
	62	616	35	353
Investor Shares(a)
Shares sold	2,012,038	20,152,372	—	—
Reinvestment of distributions	4,178	41,906	—	—
Shares redeemed	(1,393,210)	(13,951,856)	—	—
	623,006	6,242,422	—	—
Class P Shares(b)
Shares sold	325,057,068	3,256,705,804	—	—
Reinvestment of distributions	3,102,035	31,077,750	—	—
Shares redeemed	(123,860,431)	(1,240,458,012)	—	—
	204,298,672	2,047,325,542	—	—
Class R6 Shares(c)
Shares sold	54,481,944	546,277,798	998	10,000
Reinvestment of distributions	536,071	5,375,143	5	53
Shares redeemed	(13,179,100)	(132,210,572)	—	—
	41,838,915	419,442,369	1,003	10,053

NET INCREASE	193,541,627	$1,939,853,495	115,556,523	$1,157,906,338

(a)	Investor Shares commenced operations on August 14, 2018.
(b)	Class P Shares commenced operations on April 20, 2018.
(c)	Class R6 shares commenced operations on November 30, 2017.

182

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees of Goldman Sachs Trust and Shareholders of Goldman Sachs Enhanced Income Fund, Goldman Sachs Government Income Fund, Goldman Sachs High Quality Floating Rate Fund, Goldman Sachs Inflation Protected Securities Fund, Goldman Sachs Short Duration Government Fund, Goldman Sachs Short Duration Income Fund, and Goldman Sachs Short-Term Conservative Income Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Goldman Sachs Enhanced Income Fund, Goldman Sachs Government Income Fund, Goldman Sachs High Quality Floating Rate Fund, Goldman Sachs Inflation Protected Securities Fund, Goldman Sachs Short Duration Government Fund, Goldman Sachs Short Duration Income Fund, and Goldman Sachs Short-Term Conservative Income Fund (seven of the funds constituting Goldman Sachs Trust, hereafter collectively referred to as the “Funds”) as of March 31, 2019, the related statements of operations for the year ended March 31, 2019, the statements of changes in net assets for each of the two years in the period ended March 31, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of March 31, 2019, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended March 31, 2019 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

Boston, Massachusetts

May 24, 2019

We have served as the auditor of one or more investment companies in the Goldman Sachs fund complex since 2000.

183

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Fund Expenses — Six Month Period Ended March 31, 2019 (Unaudited)

As a shareholder of Class A, Class C, Institutional, Administration, Preferred, Service, Investor, Class P, Class R or Class R6 Shares of a Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares for certain Funds), contingent deferred sales charges on redemptions (generally with respect to Class C Shares), and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (with respect to Class A, Class C, and Class R and Service Shares); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class C, Institutional, Administration, Preferred, Service, Investor, Class P, Class R or Class R6 Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2018 through March 31, 2019, which represents a period of 182 days of a 365-day year. This projection assumes that annualized expense ratios were in effect during the period.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Enhanced Income Fund				Government Income Fund				High Quality Floating Rate Fund				Inflation Protected Securities Fund
Share Class	Beginning Account Value 10/1/18	Ending Account Value 3/31/19		Expenses Paid for the 6 months ended 3/31/19*	Beginning Account Value 10/1/18	Ending Account Value 3/31/19		Expenses Paid for the 6 months ended 3/31/19*	Beginning Account Value 10/1/18	Ending Account Value 3/31/19		Expenses Paid for the 6 months ended 3/31/19*	Beginning Account Value 10/1/18	Ending Account Value 3/31/19		Expenses Paid for the 6 months ended 3/31/19*
Class A
Actual	$1,000.00	$1,013.00		$2.96	$1,000.00	$1,037.90		$4.62	$1,000.00	$1,008.50		$3.00	$1,000.00	$1,022.70		$3.43
Hypothetical 5% return	1,000.00	1,021.99	+	2.97	1,000.00	1,020.39	+	4.58	1,000.00	1,021.94	+	3.02	1,000.00	1,021.99	+	3.43
Class C
Actual	—	—		—	1,000.00	1,034.00		8.42	—	—		—	1,000.00	1,019.00		7.20
Hypothetical 5% return	—	—		—	1,000.00	1,016.65	+	8.35	—	—		—	1,000.00	1,017.80	+	7.19
Institutional
Actual	1,000.00	1,013.20		1.76	1,000.00	1,039.00		2.90	1,000.00	1,009.70		1.80	1,000.00	1,024.50		1.72
Hypothetical 5% return	1,000.00	1,023.19	+	1.77	1,000.00	1,022.09	+	2.87	1,000.00	1,023.14	+	1.82	1,000.00	1,023.24	+	1.72
Administration
Actual	1,000.00	1,013.00		3.01	—	—		—	—	—		—	—	—		—
Hypothetical 5% return	1,000.00	1,021.94		3.02	—	—		—	—	—		—	—	—		—
Service
Actual	—	—		—	1,000.00	1,037.10		5.43	1,000.00	1,007.20		4.30	—	—		—
Hypothetical 5% return	—	—		—	1,000.00	1,019.60	+	5.39	1,000.00	1,020.64	+	4.33	—	—		—
Investor
Actual	1,000.00	1,012.70		2.21	1,000.00	1,039.20		3.30	1,000.00	1,009.20		2.25	1,000.00	1,024.20		2.17
Hypothetical 5% return	1,000.00	1,022.74	+	2.22	1,000.00	1,021.69	+	3.28	1,000.00	1,022.69	+	2.27	1,000.00	1,022.79	+	2.17
Class P
Actual	1,000.00	1,013.20		1.71	1,000.00	1,039.70		2.85	1,000.00	1,008.60		1.75	1,000.00	1,024.50		1.67
Hypothethical 5% return	1,000.00	1,023.24	+	1.72	1,000.00	1,022.14	+	2.82	1,000.00	1,023.19	+	1.77	1,000.00	1,023.29	+	1.66
Class R
Actual	—	—		—	1,000.00	1,036.60		5.89	—	—		—	1,000.00	1,020.80		4.69
Hypothetical 5% return	—	—		—	1,000.00	1,019.15	+	5.84	—	—		—	1,000.00	1,020.29	+	4.68
Class R6
Actual	1,000.00	1,013.20		1.69	1,000.00	1,039.70		2.85	1,000.00	1,009.70		1.75	1,000.00	1,024.60		1.67
Hypothetical 5% return	1,000.00	1,023.25	+	1.70	1,000.00	1,022.14	+	2.82	1,000.00	1,023.19	+	1.77	1,000.00	1,023.29	+	1.66

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

*	Expenses for each share class are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended March 31, 2019. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class C	Institutional	Administration	Service	Investor	Class P	Class R	Class R6
Enhanced Income	0.59%	—%	0.35%	0.60%	—%	0.44%	0.34%	—%	0.34%
Government Income	0.91	1.66	0.57	—	1.07	0.65	0.56	1.16	0.56
High Quality Floating Rate	0.60	—	0.36	—	0.86	0.45	0.35	—	0.35
Inflation Protected Securities	0.68	1.43	0.34	—	—	0.43	0.33	0.93	0.33

184

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Fund Expenses — Six Month Period Ended March 31, 2019 (Unaudited) (continued)

	Short Duration Government Fund				Short Duration Income Fund				Short-Term Conservative Income Fund
Share Class	Beginning Account Value 10/1/18	Ending Account Value 3/31/19		Expenses Paid for the 6 months ended 3/31/19*	Beginning Account Value 10/1/18	Ending Account Value 3/31/19		Expenses Paid for the 6 months ended 3/31/19*	Beginning Account Value 10/1/18	Ending Account Value 3/31/19		Expenses Paid for the 6 months ended 3/31/19*
Class A
Actual	$1,000.00	$1,017.60		$4.12	$1,000.00	$1,030.90		$4.00	$1,000.00	$1,012.30		$2.31
Hypothetical 5% return	1,000.00	1,020.84	+	4.13	1,000.00	1,020.84	+	3.98	1,000.00	1,020.84	+	2.32
Class C
Actual	1,000.00	1,015.70		6.13	1,000.00	1,029.90		6.02	—	—		—
Hypothetical 5% return	1,000.00	1,018.85	+	6.14	1,000.00	1,019.00	+	5.99	—	—		—
Institutional
Actual	1,000.00	1,020.40		2.42	1,000.00	1,032.60		2.28	1,000.00	1,014.50		1.05
Hypothetical 5% return	1,000.00	1,022.54	+	2.42	1,000.00	1,022.69	+	2.27	1,000.00	1023.88	+	1.06
Administration
Actual	—	—		—	—	—		—	$1,000.00	1,014.60		1.03
Hypothetical 5% return	—	—		—	—	—		—	1,000.00	1,023.91	+	1.03
Preferred
Actual	—	—		—	—	—		—	1,000.00	1,013.10		1.51
Hypothethical 5% return	—	—		—	—	—		—	1,000.00	1,023.44	+	1.51
Service
Actual	1,000.00	1,016.90		4.93	—	—		—	—	—		—
Hypothetical 5% return	1,000.00	1,020.04	+	4.94	—	—		—	—	—		—
Investor
Actual	1,000.00	1,019.90		2.87	1,000.00	1,033.20		2.74	1,000.00	1,013.90		1.51
Hypothetical 5% return	1,000.00	1,022.09	+	2.87	1,000.00	1,022.24	+	2.72	1,000.00	1,023.44	+	1.51
Class P
Actual	1,000.00	1,019.40		2.37	1,000.00	1,032.70		2.23	1,000.00	1,014.60		1.00
Hypothethical 5% return	1,000.00	1,022.59	+	2.37	1,000.00	1,022.74	+	2.22	1,000.00	1,023.93	+	1.01
Class R
Actual	—	—		—	1,000.00	1,029.60		5.26	—	—		—
Hypothetical 5% return	—	—		—	1,000.00	1,019.75	+	5.24	—	—		—
Class R6
Actual	1,000.00	1,020.50		2.37	1,000.00	1,032.70		2.28	1,000.00	1,013.30		2.31
Hypothetical 5% return	1,000.00	1,022.59	+	2.37	1,000.00	1,022.69	+	2.27	1,000.00	1,022.69	+	2.32

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

*	Expenses for each share class are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended March 31, 2019. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class C	Institutional	Administration	Preferred	Service	Investor	Class P	Class R	Class R6
Short Duration Government	0.82%	1.22%	0.48%	—%	—%	0.98%	0.57%	0.47%	—%	0.47%
Short Duration Income	0.79	1.19	0.45	—	—	—	0.54	0.44	1.04	0.45
Short-Term Conservative Income	0.46	—	0.21	0.46	0.30	—	0.30	0.20	—	0.20

185

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

Jessica Palmer Age: 70	Chair of the Board of Trustees	Since 2018 (Trustee since 2007)	Ms. Palmer is retired. She was formerly Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/ Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Chair of the Board of Trustees — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	103	None

Kathryn A. Cassidy Age: 65	Trustee	Since 2015	Ms. Cassidy is retired. Formerly, she was Advisor to the Chairman (May 2014-December 2014); and Senior Vice President and Treasurer (2008-2014), General Electric Company & General Electric Capital Corporation (technology and financial services companies). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	103	None

Diana M. Daniels Age: 69	Trustee	Since 2007	Ms. Daniels is retired. Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is a Trustee Emeritus and serves as a Presidential Councillor of Cornell University (2013-Present); former Member of the Legal Advisory Board, New York Stock Exchange (2003- 2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006- 2007). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	103	None

Roy W. Templin Age: 58	Trustee	Since 2013

Mr. Templin is retired. He is Director, Armstrong World Industries, Inc. (a designer and manufacturer of ceiling, wall and suspension system solutions) (2016-Present); and was formerly Chairman of the Board of Directors, Con-Way Incorporated (a transportation, logistics and supply chain management service company) (2014-2015); Executive Vice President and Chief Financial Officer, Whirlpool Corporation (an appliance manufacturer and marketer) (2004- 2012). Previously, Mr. Templin served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (June 2013-October 2013).

Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.

				103	Armstrong World Industries, Inc. (a ceiling, wall and suspension systems solutions manufacturer)

Gregory G. Weaver Age: 67	Trustee	Since 2015	Mr. Weaver is retired. He is Director, Verizon Communications Inc. (2015-Present); and was formerly Chairman and Chief Executive Officer, Deloitte & Touche LLP (a professional services firm) (2001-2005 and 2012-2014); and Member of the Board of Directors, Deloitte & Touche LLP (2006-2012). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	103	Verizon Communications Inc.

186

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Trustees and Officers (Unaudited) (continued)

Interested Trustee*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

James A. McNamara Age: 56	President and Trustee	Since 2007

Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993- April 1998).

President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

				156	None

*	Mr. McNamara is considered to be an “Interested Trustee” because he holds positions with Goldman Sachs and owns securities issued by The Goldman Sachs Group, Inc. Mr. McNamara holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of March 31, 2019.
[2]	Subject to such policies as may be adopted by the Board from time-to-time, each Trustee holds office for an indefinite term, until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board or shareholders, in accordance with the Trust’s Declaration of Trust; or (c) the termination of the Trust. The Board has adopted policies which provide that (a) no Trustee shall hold office for more than 15 years and (b) a Trustee shall retire as of December 31st of the calendar year in which he or she reaches his or her 74th birthday, unless a waiver of such requirements shall have been adopted by a majority of the other Trustees. These policies may be changed by the Trustees without shareholder vote.
[3]	The Goldman Sachs Fund Complex includes certain other companies listed above for each respective Trustee. As of March 31, 2019, Goldman Sachs Trust consisted of 90 portfolios (88 of which offered shares to the public); Goldman Sachs Variable Insurance Trust consisted of 13 portfolios; Goldman Sachs Trust II consisted of 19 portfolios (17 of which offered shares to the public); Goldman Sachs MLP Income Opportunities Fund, Goldman Sachs MLP and Energy Renaissance Fund, Goldman Sachs Private Markets Fund 2018 LLC, Goldman Sachs Private Markets Fund 2018 (A) LLC and Goldman Sachs Private Markets Fund 2018 (B) LLC each consisted of one portfolio; and Goldman Sachs ETF Trust consisted of 29 portfolios (19 of which offered shares to the public).
[4]	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Fund’s Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384.

187

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years

James A. McNamara 200 West Street New York, NY 10282 Age: 56	Trustee and President	Since 2007

Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 41	Secretary	Since 2012

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (August 2006-December 2015); Associate General Counsel, Goldman Sachs (2012-Present); Assistant General Counsel, Goldman Sachs (August 2006-December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002-2006).

Secretary — Goldman Sachs Trust (previously Assistant Secretary (2012)); Goldman Sachs Variable Insurance Trust (previously Assistant Secretary (2012)); Goldman Sachs Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Middle Market Lending Corp.; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

Scott M. McHugh 200 West Street New York, NY 10282 Age: 47	Treasurer, Senior Vice President and Principal Financial Officer	Since 2009 (Principal Financial Officer since 2013)

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (February 2007-December 2015); Assistant Treasurer of certain mutual funds administered by DWS Scudder (2005-2007); and Director (2005-2007), Vice President (2000-2005), and Assistant Vice President (1998-2000), Deutsche Asset Management or its predecessor (1998-2007).

Treasurer, Senior Vice President and Principal Financial Officer — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

Joseph F. DiMaria 30 Hudson Street Jersey City, NJ 07302 Age: 50	Assistant Treasurer and Principal Accounting Officer	Since 2016 (Principal Accounting Officer since 2017 and Principal Financial Officer since 2019)

Managing Director, Goldman Sachs (November 2015-Present) and Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC (May 2010-October 2015).

Assistant Treasurer and Principal Accounting Officer — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Fund’s Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-526-7384.
[1]	Information is provided as of March 31, 2019.
[2]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

188

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Short Duration and Government Fixed Income Funds Tax Information (Unaudited)

Pursuant to Section 871(k) of the Internal Revenue Code, the Inflation Protected Securities Fund designates $7,024,257 as interest-related dividends paid during the year ended March 31, 2019.

Pursuant to Section 871(k) of the Internal Revenue Code, the Short-Term Conservative Income Fund designates $131,271, as short-term capital gain dividends paid during the fiscal year ended March 31, 2019.

Pursuant to Section 852 of the Internal Revenue Code, the Short-Term Conservative Income Fund designates $65,635 or, if different, the maximum amount allowable, as capital gain dividends paid during the fiscal year ended March 31, 2019.

189

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $1.38 trillion in assets under supervision as of March 31, 2019, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM leverages the resources of Goldman Sachs & Co. LLC subject to legal, internal and regulatory restrictions.

Money Market

Financial Square FundsSM

∎	Financial Square Treasury Solutions Fund[1]
∎	Financial Square Government Fund[1]
∎	Financial Square Money Market Fund[2]
∎	Financial Square Prime Obligations Fund[2]
∎	Financial Square Treasury Instruments Fund[1]
∎	Financial Square Treasury Obligations Fund[1]
∎	Financial Square Federal Instruments Fund[1]

Investor FundsSM

∎	Investor Money Market Fund[3]
∎	Investor Tax-Exempt Money Market Fund[3]

Fixed Income

Short Duration and Government

∎	Enhanced Income Fund
∎	High Quality Floating Rate Fund
∎	Short-Term Conservative Income Fund
∎	Short Duration Government Fund
∎	Short Duration Income Fund
∎	Government Income Fund
∎	Inflation Protected Securities Fund

Multi-Sector

∎	Bond Fund
∎	Core Fixed Income Fund
∎	Global Income Fund
∎	Strategic Income Fund

Municipal and Tax-Free

∎	High Yield Municipal Fund
∎	Dynamic Municipal Income Fund
∎	Short Duration Tax-Free Fund
∎	Municipal Income Completion Fund

Single Sector

∎	Investment Grade Credit Fund
∎	U.S. Mortgages Fund
∎	High Yield Fund
∎	High Yield Floating Rate Fund
∎	Emerging Markets Debt Fund
∎	Local Emerging Markets Debt Fund

Fixed Income Alternatives

∎	Long Short Credit Strategies Fund

Fundamental Equity

∎	Equity Income Fund
∎	Small Cap Value Fund
∎	Small/Mid Cap Value Fund
∎	Mid Cap Value Fund
∎	Large Cap Value Fund
∎	Focused Value Fund
∎	Capital Growth Fund
∎	Strategic Growth Fund
∎	Small/Mid Cap Growth Fund
∎	Flexible Cap Fund
∎	Concentrated Growth Fund
∎	Technology Opportunities Fund
∎	Growth Opportunities Fund
∎	Rising Dividend Growth Fund
∎	Blue Chip Fund
∎	Income Builder Fund

Tax-Advantaged Equity

∎	U.S. Tax-Managed Equity Fund
∎	International Tax-Managed Equity Fund
∎	U.S. Equity Dividend and Premium Fund
∎	International Equity Dividend and Premium Fund

Equity Insights

∎	Small Cap Equity Insights Fund
∎	U.S. Equity Insights Fund
∎	Small Cap Growth Insights Fund
∎	Large Cap Growth Insights Fund
∎	Large Cap Value Insights Fund
∎	Small Cap Value Insights Fund
∎	International Small Cap Insights Fund
∎	International Equity Insights Fund
∎	Emerging Markets Equity Insights Fund

Fundamental Equity International

∎	International Equity Income Fund
∎	International Equity ESG Fund
∎	Asia Equity Fund
∎	Emerging Markets Equity Fund
∎	N-11 Equity Fund
∎	ESG Emerging Markets Equity Fund

Alternative

∎	Real Estate Securities Fund
∎	International Real Estate Securities Fund
∎	Commodity Strategy Fund
∎	Global Real Estate Securities Fund
∎	Alternative Premia Fund
∎	Absolute Return Tracker Fund
∎	Managed Futures Strategy Fund
∎	MLP Energy Infrastructure Fund
∎	MLP & Energy Fund
∎	Multi-Manager Alternatives Fund
∎	Absolute Return Multi-Asset Fund
∎	Global Infrastructure Fund

Total Portfolio Solutions

∎	Global Managed Beta Fund
∎	Multi-Manager Non-Core Fixed Income Fund
∎	Multi-Manager U.S. Dynamic Equity Fund
∎	Multi-Manager Global Equity Fund
∎	Multi-Manager International Equity Fund
∎	Tactical Tilt Overlay Fund
∎	Balanced Strategy Portfolio
∎	Multi-Manager U.S. Small Cap Equity Fund
∎	Multi-Manager Real Assets Strategy Fund
∎	Growth and Income Strategy Portfolio
∎	Growth Strategy Portfolio
∎	Dynamic Global Equity Fund[4]
∎	Satellite Strategies Portfolio
∎	Enhanced Dividend Global Equity Portfolio
∎	Tax-Advantaged Global Equity Portfolio
∎	Strategic Factor Allocation Fund
∎	Target Date 2020 Portfolio
∎	Target Date 2025 Portfolio
∎	Target Date 2030 Portfolio
∎	Target Date 2035 Portfolio
∎	Target Date 2040 Portfolio
∎	Target Date 2045 Portfolio
∎	Target Date 2050 Portfolio
∎	Target Date 2055 Portfolio
∎	Target Date 2060 Portfolio
∎	GQG Partners International Opportunities Fund
∎	Tactical Exposure Fund

[1]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[2]	You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[3]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[4]	Effective after the close of business on February 28, 2019, the Goldman Sachs Equity Growth Strategy Portfolio was renamed the Goldman Sachs Dynamic Global Equity Fund.
*	This list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

TRUSTEES Jessica Palmer, Chair Kathryn A. Cassidy Diana M. Daniels James A. McNamara Roy W. Templin Gregory G. Weaver	OFFICERS James A. McNamara, President Joseph F. DiMaria, Principal Financial Officer, Principal Accounting Officer, Treasurer Caroline L. Kraus, Secretary

GOLDMAN SACHS & CO. LLC Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Funds will file Portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be made available on the SEC’s web site at http://www.sec.gov. Portfolio holdings information may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

Economic and market forecasts presented herein reflect our judgment as of the date of this report and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

Goldman Sachs & Co. LLC (“Goldman Sachs”) does not provide legal, tax or accounting advice. Any statement contained in this communication (including any attachments) concerning U.S. tax matters was not intended or written to be used, and cannot be used, for the purpose of avoiding penalties under the Internal Revenue Code, and was written to support the promotion or marketing of the transaction(s) or matter(s) addressed. Clients of Goldman Sachs should obtain their own independent tax advice based on their particular circumstances.

Fund holdings and allocations shown are as of March 31, 2019 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your Authorized Institution or from Goldman Sachs & Co. LLC by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

Goldman Sachs & Co. LLC is the distributor of the Goldman Sachs Funds.

© 2019 Goldman Sachs. All rights reserved. 165638-OTU-977784/SDFIAR-19

Goldman Sachs Funds

Annual Report	March 31, 2019

Single Sector Fixed Income Funds
Emerging Markets Debt
High Yield
High Yield Floating Rate
Investment Grade Credit
Local Emerging Markets Debt
U.S. Mortgages

It is our intention that beginning on January 1, 2021, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from a Fund or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and certain communications from a Fund electronically by calling the applicable toll-free number below or by contacting your financial intermediary.

You may elect to receive all future shareholder reports in paper free of charge. If you hold shares of a Fund directly with the Fund’s transfer agent, you can inform the transfer agent that you wish to receive paper copies of reports by calling toll-free 800- 621-2550 for Institutional, Service, Separate Account Institutional, Class R6 and Class P shareholders or 800-526-7384 for all other shareholders. If you hold shares of a Fund through a financial intermediary, lease contact your financial intermediary to make this election. Your election to receive reports in paper will apply to all Goldman Sachs Funds held in your account if you invest through your financial intermediary or all Goldman Sachs Funds held with the Funds’ transfer agent if you invest directly with the transfer agent.

Goldman Sachs Single Sector Fixed Income Funds

∎	EMERGING MARKETS DEBT

∎	HIGH YIELD

∎	HIGH YIELD FLOATING RATE

∎	INVESTMENT GRADE CREDIT

∎	LOCAL EMERGING MARKETS DEBT

∎	U.S. MORTGAGES

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

What Differentiates the Goldman Sachs Asset Management Fixed Income Investment Process?

At Goldman Sachs Asset Management, L.P. (“GSAM”), the goal of our fixed income investment process is to provide consistent, strong performance by actively managing our portfolios within a research-intensive, risk-managed framework.

A key element of our fixed income investment philosophy is to evaluate the broadest global opportunity set to capture relative value across sectors and instruments. Our globally integrated investment process involves managing dynamically along the risk/return spectrum, as we continue to develop value-added strategies through:

∎	Assess relative value among securities and sectors

∎	Leverage the vast resources of GSAM in selecting securities for each portfolio

∎	Team approach to decision making

∎	Manage risk by avoiding significant sector and interest rate bets

∎	Careful management of yield curve strategies — while closely managing portfolio duration

Fixed Income portfolios that:

∎	Include domestic and global investment options, income opportunities, and access to areas of specialization such as high yield

∎	Capitalize on GSAM’s industry-renowned credit research capabilities

∎	Use a risk-managed framework to seek total return, recognizing the importance of investors’ capital accumulation goals as well as their need for income

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

1

MARKET REVIEW

Goldman Sachs Single Sector Fixed Income Funds

Market Review

During the 12 months ended March 31, 2019 (the “Reporting Period”), the performance of the fixed income markets was most influenced by economic data, central bank monetary policy and geopolitics.

In the second quarter of 2018, when the Reporting Period began, spread, or non-government bond, sectors broadly weakened amid increased U.S.-China trade tensions, political events in emerging markets countries and Italy, higher U.S. interest rates and a stronger U.S. dollar. U.S. high yield corporate bonds, however, generated a small positive return. Rising oil prices were a tailwind for the broader high yield corporate bond sector, as many energy issuers are high yield rated. In June 2018, the U.S. Federal Reserve (“Fed”) raised short-term interest rates, the seventh rate hike since December 2015. The Fed’s dot plot pointed to two more interest rate increases in 2018, implying a total of four rate hikes in the calendar year. (The “dot plot” shows interest rate projections of the members of the Federal Open Market Committee.) U.S. economic growth strengthened, with the Gross Domestic Product expanding at an annualized rate of 4.2% in the second calendar quarter. In contrast, economic growth softened in the Eurozone, Japan and China. Meanwhile, the European Central Bank (“ECB”) announced plans to taper its quantitative easing program beginning September 2018. The U.S. dollar appreciated relative to many major currencies during the second quarter of 2018.

Spread sectors performed well during the third quarter of 2018, as the global economy — led by particularly strong economic growth in the U.S. — expanded. However, some major economies, including those of the Eurozone, the U.K. and China, continued to exhibit a gradual softening trend. Emerging markets debt broadly posted gains, with strength in July and September 2018 outweighing pronounced August weakness. High yield corporate bonds also advanced, recording their best quarterly performance since the first quarter of 2017. In September 2018, the Fed delivered the eighth interest rate hike of its current tightening cycle, with its dot plot pointing to another increase by calendar year-end and three more during 2019. Fed Chair Jerome Powell delivered an upbeat assessment of the U.S. economy, which supported market expectations for these additional Fed rate hikes in 2019. U.S. Treasury yields rose in response, followed in turn by interest rates in other developed markets countries. In the third calendar quarter, the U.S. dollar appreciated modestly relative to many major currencies.

During the fourth quarter of 2018, investor concerns about slowing global economic growth momentum as well as tighter financial conditions, mainly in the U.S., weighed on spread sector performance. In particular, U.S. corporate bonds experienced weakness, as credit spreads, or yield differentials versus duration-equivalent U.S. Treasury securities, widened significantly. U.S. Treasury yields fell as investors grew fearful about the possible end of the global economic cycle, which led in turn to diminished expectations for further Fed interest rate hikes. In December 2018, Fed policymakers raised short-term interest rates, much as the market had expected, but lowered their projection for 2019 monetary policy tightening from three rate hikes to two. U.S. economic activity data — as reflected by Purchasing Managers’ Index and Institute for Supply Management surveys — remained in expansionary territory during the fourth calendar quarter but moderated from cycle highs. Headline inflation pressures eased as crude oil prices declined. In the fourth quarter of 2018, the U.S. dollar continued to appreciate versus many major currencies.

2

MARKET REVIEW

In the first quarter of 2019, spread sectors broadly posted gains, as dovish pivots by global central banks boosted investor sentiment and helped fuel rallies in both sovereign government bonds and riskier segments of the fixed income market. (Dovish tends to suggest lower interest rates; opposite of hawkish.) Notably, high yield corporate bonds recorded their strongest start to a calendar year on record. The Fed kept its monetary policy unchanged during the first calendar quarter, with its dot plot projecting no interest rate hikes at all during 2019. Meanwhile, the ECB extended its forward guidance, noting that its interest rates would remain unchanged through 2019. Other developed markets’ central banks — namely, those of Australia, New Zealand, Switzerland and, to some degree, the U.K. — also turned dovish. The U.S. economy continued to benefit from strength in household consumption, which was underpinned by a healthy labor market. During the first quarter of 2019, the U.S. dollar strengthened relative to many major currencies.

For the Reporting Period overall, spread sector performance was mixed. High yield corporate bonds outperformed U.S. Treasury securities, with commercial mortgage-backed securities and asset-backed securities also outpacing U.S. Treasury securities, though to a lesser extent. Sovereign emerging markets debt underperformed U.S. Treasury securities, followed at some distance by investment grade corporate bonds, agency securities and mortgage-backed securities. During the Reporting Period, the U.S. Treasury yield curve, or spectrum of interest rates based on maturities of varying lengths, flattened, as yields on maturities of two years and less rose and yields on longer-term maturities fell. (A flattening yield curve is one wherein the differential in yields between longer-term and shorter-term maturities narrows.) The yield on the bellwether 10-year U.S. Treasury fell approximately 33 basis points to end the Reporting Period at 2.41%. Toward the end of the Reporting Period, the U.S. Treasury yield curve experienced a partial inversion. More specifically, the spread between the yields on three-month and 10-year U.S. Treasury securities inverted for the first time since 2007, meaning three-month yields were higher than those of 10-year U.S. Treasury securities. (A full inversion occurs when shorter-term yields exceed all longer-term yields.)

Looking Ahead

At the end of the Reporting Period, we believed the global economy had transitioned from a period of above-trend growth and rapid absorption of slack, particularly in the labor markets, to a period of near-trend growth with slower absorption of slack. In our opinion, global economic growth is likely to stabilize in the months ahead around levels seen at the end of the Reporting Period. Three key factors underpin our view. First, the Fed has pivoted from steady interest rate hikes to a dovish policy stance, and other developed markets central banks have followed suit. Second, China has taken a series of policy support steps to curtail the downward momentum in its economy, helping to ease external pressures on other Asian countries as well as on Europe. Third, the global trade backdrop has evolved from deteriorating to improving, with many investors anticipating a U.S.-China trade deal in the near term. Overall, we consider the short-term risk of recession to be low, should consumers broadly continue to drive economic growth, supported by healthy household balance sheets and strong labor markets.

Regarding global inflation, we think 2019 will likely be rather uneventful. The risks, we believe, are tilted toward softer inflation, as evidenced by easing pressures across core consumer prices, survey and market-based measures, producer prices, commodities, labor market slack and growth of money supply and credit.

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MARKET REVIEW

As for the partial inversion of the U.S. Treasury yield curve, it is considered by some market participants to be a signal of an impending recession. However, we believe a comparison of the inversion that occurred during the Reporting Period with historical instances is flawed, given that short-term interest rates remain low relative to those during prior inversions. Furthermore, term premiums are lower following the Fed’s quantitative easing, and inflation expectations are comparatively more contained. (Term premium is the compensation that investors generally receive for the added risk of owning longer-term bonds.) In our view, both of these factors can result in lower yields across the entire U.S. Treasury yield curve.

4

FUND RESULTS

Goldman Sachs Emerging Markets Debt Fund

Investment Objective

The Fund seeks a high level of total return consisting of income and capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Global Fixed Income Investment Management Team discusses the Goldman Sachs Emerging Markets Debt Fund’s (the “Fund”) performance and positioning for the 12-month period ended March 31, 2019 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional, Investor and Class R6 Shares generated average annual total returns, without sales charges, of 0.77%, -0.06%, 1.04%, 0.95% and 1.05%, respectively. These returns compare to the 4.21% average annual total return of the Fund’s benchmark, the J.P. Morgan Emerging Market Bond Index (EMBISM) Global Diversified Index (Gross, USD, Unhedged) (the “Index”), during the same time period.

For the period since their inception on April 20, 2018 through March 31, 2019, the Fund’s Class P Shares generated a cumulative total return of 1.46% compared to the 4.86% cumulative total return of the Index.

Q	What economic and market factors most influenced emerging markets debt as a whole during the Reporting Period?

A	Emerging markets debt overall was influenced most during the Reporting Period by slowing global economic growth, central bank monetary policy action, commodity price movements, U.S. dollar strength and geopolitical events.

External emerging markets debt, as represented by the Index, recorded a return of 4.21% during the Reporting Period. Sovereign spreads (that is, the difference in yields between external emerging markets debt and U.S. Treasuries) widened by approximately 48 basis points and closed the Reporting Period 351 basis points wider than U.S. Treasury securities. (A basis point is 1/100th of a percentage point.) The top performing emerging external debt markets in the Index (in U.S. dollar terms1) were Pakistan (+10.36%), Peru (+10.28%) and Angola (+9.72%). The worst performing

[1]	All regional and market returns are in U.S. dollar terms (unless otherwise specified), are based on country-specific stock market indices and reflect the reinvestment of any dividends if applicable.

countries were Zambia (-21.81%), Argentina (-12.27%) and Venezuela (-6.95%).

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	During the Reporting Period, the Fund was hurt by our active currency management (which is primarily accomplished through the use of forward foreign currency exchange contracts as well as bonds denominated in local currencies). In addition, issue selection within sovereign emerging markets debt, emerging markets corporate debt/quasi-sovereign bonds and local emerging markets debt detracted from relative performance. On the positive side, the Fund’s U.S. duration positioning strategy added to results. (Duration is a measure of the Fund’s sensitivity to changes in interest rates.) The Fund’s sector positioning overall did not have material impact on relative returns during the Reporting Period.

Q	What were the primary contributors to and detractors from the Fund’s performance during the Reporting Period?

A

A long position in the Argentinian peso (accomplished through the use of forward foreign currency exchange contracts) was the largest detractor from the Fund’s relative performance during the Reporting Period. Argentinian assets were pressured, especially in the second quarter of 2018, by market concerns about its government’s ability to implement fiscal consolidation given the sharp depreciation of the Argentinian peso and the currency’s continued fragility. (Fiscal consolidation is a reduction in a country’s underlying fiscal deficit.) Softening investor sentiment about emerging markets assets between March and December 2018 further eroded market confidence in Argentina. As a result, the Fund was also hurt by an overweight position relative to the Index

5

FUND RESULTS

in Argentinian external bonds. In addition, an overweight position in Turkish sovereign external bonds detracted from the Fund’s relative returns during the Reporting Period. Independent ratings agency Moody’s Investors Service downgraded Turkey’s long-term foreign currency sovereign credit rating on the back of continued deterioration in institutional strength, as evidenced by erosion in the effectiveness of monetary policy, delays in implementing core structural economic reforms, and the country’s increasing susceptibility to external shocks. Subsequently, independent ratings agency Standard & Poor’s Global Ratings downgraded Turkey’s long-term foreign currency sovereign credit rating, and Moody’s Investors Service further downgraded that credit rating, citing Turkish lira depreciation and lack of an appropriate policy response. Further detracting from the Fund’s performance during the Reporting Period was an overweight compared to the Index in the quasi-sovereign bonds of Venezuela’s state-owned oil and natural gas company Petroleos de Venezuela. Furthermore, the Fund was hampered by its long beta exposure (that is, the Fund’s broad overweight versus the Index) to sovereign emerging markets debt, as riskier asset classes broadly sold off in late 2018.

Offsetting these negative results was the Fund’s underweight compared to the Index in Lebanese external bonds, which contributed positively during the Reporting Period. Additionally, our decision to shift the Fund from a long position in the Chinese yuan to a short position (accomplished through the use of forward foreign currency exchange contracts) proved advantageous. The Fund also benefited from its active positioning in Brazil’s local interest rates amid that country’s elections.

Q	Did the Fund’s duration and yield curve positioning strategies help or hurt its results during the Reporting Period?

A	The Fund’s U.S. duration positioning strategy added to returns. Most of the out performance occurred between March and September 2018 when interest rates rose. Subsequently, we scaled back the Fund’s short duration position, which helped mitigate losses when interest rates subsequently fell. (The U.S. duration positioning strategy is primarily implemented via interest rate swaps and/or futures.) The Fund’s U.S. yield curve positioning strategy did not have a meaningful impact on relative performance during the Reporting Period. (Yield curve is a spectrum of interest rates based on maturities of varying lengths.)

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, the Fund invested in U.S. Treasury futures, Eurodollar futures, yield curve options, currency forwards, forward foreign currency exchange contracts, interest rate swaps, credit default swaps, structured notes and reverse repurchase agreements. U.S. Treasury futures were used to manage U.S. interest rate duration. Eurodollar futures and yield curve options were used to express our views on the direction of interest rates and to facilitate specific duration and yield curve strategies. (Eurodollar futures are contracts that have underlying assets linked to time deposits denominated in U.S. dollars at banks outside the U.S.) Currency forwards and forward foreign currency exchange contracts were used for hedging purposes or to express a positive view on a given currency. Currency swaps were used to express our relative value views on particular currencies as well as our views on the direction of a country’s interest rates. Interest rate swaps were used to express our views on the direction of a country’s interest rates. Total returns swaps were used in place of buying a local currency denominated bond when a particular market was otherwise inaccessible or as a more efficient means of gaining access to a local market. Credit default swaps and structured notes were used to implement specific credit-related investment strategies. Repurchase agreements and reverse repurchase agreements were used to manage the Fund’s cash balances. Derivatives may be used in combination with cash securities to implement our views in the Fund.

During the Reporting Period, the Fund’s use of U.S. Treasury futures and Eurodollar futures had a positive impact on Fund returns. Collectively, the use of forward foreign currency exchange contracts had a positive impact on performance. Although the Fund’s use of interest rate swaps to express our views on Brazilian and Mexican local interest rates contributed positively to performance, this was offset by the use of interest rate swaps to express our views on South African local interest rates, which had a negative effect on the Fund’s returns. The other derivatives used by the Fund had a neutral impact overall on performance during the Reporting Period.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	We initiated exposure to Qatari external bonds after J.P. Morgan announced in June 2018 that it was considering including the external bonds of Gulf Cooperation Council

6

FUND RESULTS

(“GCC”) countries in the Index. (The GCC is a regional intergovernmental political and economic alliance consisting of six Middle Eastern countries — Saudi Arabia, Kuwait, United Arab Emirates, Qatar, Bahrain and Oman.) Also during the Reporting Period, we reduced the size of the Fund’s underweight positions relative to the Index in Polish and Colombian external bonds. We shifted the Fund from an underweight position in Ukrainian external bonds to an overweight position. We increased the Fund’s underweight in Mexican external bonds during the Reporting Period. Additionally, we trimmed the Fund’s overweight positions in South African, Indonesian and Turkish external bonds. Within currencies, we shifted the Fund from a short position in the Taiwanese dollar to a long position. We increased the Fund’s long position in the Czech Republic koruna. Furthermore, we reduced the Fund’s long positions in the Indonesian rupiah, Argentinian peso, South African rand and Chinese yuan during the Reporting Period.

Q	How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund held overweight positions relative to the Index in the external bonds of Indonesia, Argentina, Turkey and Sri Lanka. It was underweight the external bonds of China, the Philippines, Panama and Kazakhstan. In terms of currencies, the Fund had long positions in the Taiwanese dollar, Indian rupee, South Korean won and Brazilian real. It had short positions in the euro, Romanian leu and Philippine peso at the end of the Reporting Period.

Q	What is the Fund’s tactical view and strategy for the months ahead?

A	At the end of the Reporting Period, we believed that macro factors were supportive of emerging markets debt broadly. Investor concerns about higher U.S. interest rates, with the associated risks of increased funding costs for the emerging markets, had somewhat abated, given that the U.S. Federal Reserve (“Fed”) had moved to a neutral stance on interest rates and because of the positive fiscal action taken by Chinese policymakers. In addition, while investors’ focus on political developments within the emerging markets was intense during 2018 and U.S.-China trade tensions could potentially persist, we thought the 2019 election calendar indicated that event risk in the emerging markets could decrease in the near term.

As for economic fundamentals, emerging markets countries remained resilient at the end of the Reporting Period and their current account and fiscal balances were in much better shape than during the “taper tantrum,” in our view. (Taper tantrum refers to the 2013 surge in bond yields and related drop in bond prices that resulted when investors pulled assets out of the fixed income market in response to the Fed’s use of tapering to gradually reduce the amount of money it was putting into the U.S. economy.) During the Reporting Period, especially in the summer of 2018, weakness in emerging markets debt was centered around country-specific stories in Argentina and Turkey. In early 2019, these key vulnerabilities began to decrease. Turkey and Argentina started showing signs of macroeconomic adjustments, with the trade balance in both economies moving toward equilibrium, thereby reducing these countries’ vulnerability to external conditions.

At the end of the Reporting Period, we believed emerging markets debt had considerable value, especially after the 2018 sell-off, when compared to non-government bond sectors. Given what we saw as attractive valuations and the market’s subdued supply expectations for 2019, market technicals (i.e., supply/demand) appeared to be supportive of the asset class, in our view. Furthermore, we believed the longer-term case for holding emerging markets assets — strong economic growth potential, low levels of debt, overall balance sheet resilience, corporate earnings growth potential and maturing institutional investor support — remained intact.

Among countries at the end of the Reporting Period, we had constructive views on Argentina, United Arab Emirates, Turkey and Indonesia. Regarding Argentina, given how wide sovereign spreads were during the first quarter of 2019, we believed the market was pricing in a significant risk premium for Argentina relative to our views on the credit. In our opinion, recent fiscal and monetary moves by policymakers should support Argentina, and we expect sovereign spreads to tighten meaningfully in the near term. That said, while we plan to monitor Argentina’s 2019 elections, at the end of the Reporting Period, we considered sovereign spreads attractive inclusive of any election risk. As for United Arab Emirates, we held positive views at the end of the Reporting Period, expressed through the Fund’s investments in Abu Dhabi external debt and the quasi-sovereign debt of Abu Dhabi National Oil Company. Both have strong fundamentals given their AA ratings and are likely to continue benefiting, in our view, from supportive market technicals, as the United Arab Emirates was added to the Index in January 2019. As for

7

FUND RESULTS

Turkey, the Fund maintained an overweight position relative to the Index in Turkish external bonds at the end of the Reporting Period. Although Turkey has both current account and political challenges, its debt dynamics have improved and are robust compared to other emerging markets economies, in our opinion. At 31%, Turkey’s debt-to-Gross Domestic Product (“GDP”) ratio is among the strongest in the emerging markets, and we believe it is consistent with an A-rated credit. Furthermore, the country’s low fiscal deficit of less than 3% of GDP suggests to us that the Turkish government could absorb any losses that may arise from contagion in the corporate sector. Finally, in Asia, the Fund’s largest overweight versus the Index was in Indonesia at the end of the Reporting Period. The country has a modest debt-to-GDP ratio of 27%, with debt issued in both hard and local currency, which reduces funding pressures from foreign currency movements, in our opinion. Indonesia’s disciplined fiscal policy continues to support our positive view on the credit.

8

FUND BASICS

Emerging Markets Debt Fund

as of March 31, 2019

PERFORMANCE REVIEW

April 1, 2018– March 31, 2019	Fund Total Return (based on NAV)[1]	J.P. Morgan EMBISM Global Diversified Index Gross, USD, Unhedged[2]	30-Day Standardized Subsidized Yield[3]	30-Day Standardized Unsubsidized Yield[3]

Class A	0.77%	4.21%	4.07%	3.93%
Class C	-0.06	4.21	3.52	3.37
Institutional	1.04	4.21	4.60	4.45
Investor	0.95	4.21	4.51	4.36
Class R6	1.05	4.21	4.61	4.46

April 20, 2018–March 31, 2019

Class P	1.46%	4.86%	4.61%	4.47%

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The J.P. Morgan Emerging Markets Bond Index (EMBISM) Global Diversified Index (Gross, USD, Unhedged) is an unmanaged index of debt instruments of 50 emerging countries. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[3]	The method of calculation of the 30-Day Standardized Subsidized Yield is mandated by the Securities and Exchange Commission and is determined by dividing the net investment income per share earned during the last 30 days of the period by the maximum public offering price (“POP”) per share on the last day of the period. This number is then annualized. The 30-Day Standardized Subsidized Yield reflects fee waivers and/or expense reimbursements recorded by the Fund during the period. Without waivers and/or reimbursements, yields would be reduced. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not adjust for any fee waivers and/or expense reimbursements in effect. If the Fund does not incur any fee waivers and/or expense reimbursements during the period, the 30-Day Standardized Subsidized Yield and 30-Day Standardized Unsubsidized Yield will be identical.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

9

FUND BASICS

STANDARDIZED TOTAL RETURNS[4]

For the period ended 3/31/19	One Year	Five Years	Ten Years	Since Inception	Inception Date

Class A	-3.78%	3.29%	8.23%	7.58%	8/29/03
Class C	-1.06	3.46	7.94	5.50	9/29/06
Institutional	1.04	4.59	9.09	8.28	8/29/03
Investor	0.95	4.50	N/A	5.46	7/30/10
Class P	N/A	N/A	N/A	1.46	4/20/18
Class R6	1.05	N/A	N/A	5.10	7/31/15

[4]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 4.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Effective July 30, 2018, Class C Shares convert automatically to Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is ten years after the purchase date. The Since Inception returns for Class C Shares do not reflect the conversion to Class A Shares after the first ten years of performance. Because Institutional, Investor, Class P and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. The Fund will charge a 2% redemption fee on the redemption of shares (including by exchange) held for 30 calendar days or less. The performance figures do not reflect the deduction of the redemption fee. If reflected, the redemption fee would reduce the performance quoted.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS[5]

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.19%	1.24%
Class C	1.94	1.99
Institutional	0.85	0.90
Investor	0.94	0.99
Class P	0.84	0.89
Class R6	0.84	0.89

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least July 29, 2019, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

10

FUND BASICS

TOP TEN COUNTRY ALLOCATION[6]

	Percentage of Net Assets

	as of 3/31/19	as of 3/31/18

Indonesia	7.4%	9.1%
Turkey	6.0	6.6
Argentina	5.1	8.0
Sri Lanka	4.6	2.2
Mexico	4.2	4.8
Ukraine	3.9	1.2
Nigeria	3.6	2.3
United Arab Emirates	3.0	2.9
Venezuela	2.9	3.0
Ecuador	2.9	4.2
Other	48.4	48.9

[6]	The percentage shown for each investment country reflects the value of investments in that country as a percentage of net assets. The table does not include investments in other investment companies of 0.9% as of 3/31/19 and 1.8% as of 3/31/18. Figures in the above table may not sum to 100% due to the exclusion of other assets and liabilities. The table depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

11

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Performance Summary

March 31, 2019

The following graph shows the value, as of March 31, 2019, of a $1,000,000 investment made on April 1, 2009 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the J.P. Morgan EMBISM Global Diversified Index, is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations may cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class C, Investor, Class P, and Class R6 Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decisions regarding issuer/industry/country investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

Emerging Markets Debt Fund’s 10 Year Performance

Performance of a $1,000,000 investment, with distributions reinvested, from April 1, 2009 through March 31, 2019.

Average Annual Total Return through March 31, 2019	One Year	Five Years	Ten Years	Since Inception
Class A (Commenced August 29, 2003)
Excluding sales charges	0.77%	4.24%	8.72%	7.90%
Including sales charges	-3.78%	3.29%	8.23%	7.58%

Class C (Commenced September 29, 2006)
Excluding contingent deferred sales charges	-0.06%	3.46%	7.94%	5.50%
Including contingent deferred sales charges	-1.06%	3.46%	7.94%	5.50%

Institutional Class (Commenced August 29, 2003)	1.04%	4.59%	9.09%	8.28%

Investor (Commenced July 30, 2010)	0.95%	4.50%	N/A	5.46%

Class P (Commenced April 20, 2018)	N/A	N/A	N/A	1.46%*

Class R6 (Commenced July 31, 2015)	1.05%	N/A	N/A	5.10%

*	Total return for periods of less than one year represents cumulative total return.

12

FUND RESULTS

Goldman Sachs High Yield Fund

Investment Objective

The Fund seeks a high level of current income and may also consider the potential for capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs High Yield Fixed Income Investment Management Team discusses the Goldman Sachs High Yield Fund’s (the “Fund”) performance and positioning for the 12-month period ended March 31, 2019 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional, Service, Investor, Class R and Class R6 Shares generated average annual total returns, without sales charges, of 5.20%, 4.41%, 5.50%, 4.97%, 5.46%, 4.93% and 5.51%, respectively. These returns compare to the 5.93% average annual total return of the Fund’s benchmark, the Bloomberg Barclays U.S. High-Yield Index 2% Issuer Capped Bond Index (the “Index”), during the same time period.

For the period since their inception on April 20, 2018 through March 31, 2019, the Fund’s Class P Shares generated a cumulative total return of 4.00% compared to the 5.25% cumulative total return of the Index.

Q	What economic and market factors most influenced the high yield corporate bond market as a whole during the Reporting Period?

A	During the second quarter of 2018, when the Reporting Period began, high yield corporate bonds produced positive returns in spite of an increase in “risk-off” market sentiment, or reduced risk appetite. Light primary market issuance — the lowest quarterly volume since the fourth quarter of 2016 — may have contributed to the gains. High yield corporate bonds continued to advance during the third calendar quarter, posting their best quarterly results since the first quarter of 2017. The high yield corporate bond market benefited from easing pressure on emerging markets currencies, positive trade developments (with the exception of China), rising crude oil prices, the slowest pace of primary market issuance since 2009 and the continued low number of defaults. In the fourth quarter of 2018, high yield corporate bonds experienced a sharp sell-off. The weakness was fueled by investor perceptions of slowing global economic growth alongside sharp declines in equity and crude oil prices as well as by investment outflows from high yield corporate bond mutual funds. During the first quarter of 2019, high yield corporate bonds notched strong gains, driven by accommodative central bank monetary policy, better than market expected corporate earnings, improved investor risk appetite overall, heightened market expectations for a U.S.-China trade deal, increased new issuance and investment inflows.

For the Reporting Period overall, the high yield corporate bond market recorded a positive return, with C-rated and D-rated credits significantly outperforming higher quality B-rated credits. Option adjusted spreads widened approximately 37 basis points, ending the Reporting Period at 391 basis points. (The option adjusted spread is a measurement tool for evaluating price differences between similar products with different embedded options. A basis point is 1/100th of a percentage point.) High yield corporate bonds outperformed high yield loans, as represented by the Credit Suisse Leveraged Loan Index, during the Reporting Period.

In terms of issuance, approximately $178.9 billion of new high yield corporate bonds were priced during the Reporting Period, with refinancing the primary use of the proceeds. Regarding demand, high yield corporate bond mutual funds experienced approximately $26.3 billion of investment outflows during the first nine months of the Reporting Period. Investment flows turned positive in the final three months, with $12.2 billion coming into high yield corporate bond mutual funds during the first quarter of 2019.[1]

The default rate for high yield corporate bonds fell during the Reporting Period, remaining below the historical average. The 12-month par-weighted default high yield corporate bond rate through March 31, 2019 was 0.94%.[2]

[1]	Source: J.P. Morgan, Bloomberg, Lipper FMI.

[2]	Source: J.P. Morgan.

13

FUND RESULTS

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	During the Reporting Period, the Fund’s sector positioning detracted from relative performance. On the positive side, individual issue selection, especially of B-rated credits, bolstered relative returns. In addition, the Fund’s duration and yield curve positioning strategies contributed positively. (Duration is a measure of a portfolio’s sensitivity to changes in interest rates. Yield curve is a spectrum of interest rates based on maturities of varying lengths.)

Q	What were the primary contributors to and detractors from the Fund’s performance during the Reporting Period?

A	Within its sector positioning, the Fund was hampered during the Reporting Period by underweights versus the Index in retail and apparel and in health care. An overweight position in energy and exposure to non-cellular telecommunications further dampened relative results. Overall, the Fund’s exposure to emerging markets corporate bonds detracted from relative performance as well. These losses were offset somewhat by sector overweights in cable and satellite TV and in cellular telecommunications, which added to the Fund’s returns. Underweight positions in the autos and consumer staples sectors also enhanced relative performance. Overall, the Fund’s long market beta positioning (that is, the Fund’s broad overweight relative to the Index in riskier securities) added to returns during the Reporting Period.

From an individual issue selection perspective, the Fund benefited from an overweight position compared to the Index in Linn Energy, an oil and natural gas exploration and production company. The Fund’s overweights in Sprint and Italy-based Wind Tre — both telecommunications companies — also added to relative performance. Detracting from relative returns were overweight positions in two other telecommunications companies, Italy-based Telecom Italia and Jamaica-based Digicel. The Fund’s overweight in Blue Ridge Mountain Resources, a petroleum and natural gas exploration and production company, was also a drag on returns.

Q	Did the Fund’s duration and yield curve positioning strategies help or hurt its results during the Reporting Period?

A	During the Reporting Period, the Fund’s duration positioning strategy added to relative performance. Specifically, the Fund’s short duration position compared to that of the Index contributed positively as interest rates rose in the first part of the Reporting Period. (The duration positioning strategy is primarily implemented via interest rate swaps and/or futures.) In addition, our yield curve positioning strategy, wherein the Fund was positioned in the five- to seven-year segment of the U.S. Treasury yield curve, bolstered returns during the Reporting Period.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, the Fund used total return swaps as well as a specialized index of credit default swaps (“CDX”) to manage the beta of the Fund on an active basis. (Beta refers to the component of returns that is attributable to market risk exposure, rather than manager skill.) CDX was also used as a cost-efficient instrument to help manage the Fund’s cash position. We employ CDX contracts as a way to gain credit exposure by being short credit protection, when the Fund experiences significant cash inflows. The use of total return swaps and CDX had a positive impact on the Fund’s performance during the Reporting Period. In addition, the Fund employed U.S. Treasury futures to facilitate specific duration and yield curve strategies. The use of U.S. Treasury futures had a positive impact on the Fund’s performance. To hedge against currency risk (that is, the risk that certain currencies might fluctuate in value), the Fund employed Eurodollar futures, which collectively had a neutral impact on the Fund’s performance during the Reporting Period. (Eurodollar futures are contracts that have underlying assets linked to time deposits denominated in U.S. dollars at banks outside the U.S.) Finally, reverse repurchase agreements (“repos”) were used in a effort to generate incremental income for the Fund, which had a neutral impact on performance during the Reporting Period. Derivatives may be used in combination with cash securities to implement our views in the Fund.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A

During the first half of the Reporting Period, we increased the Fund’s long market beta positioning, as fundamentals remained strong and market technicals (i.e., supply/demand dynamics) had become increasingly supportive, in our view. We moderated this positioning toward the end of the Reporting Period because option adjusted spreads had tightened. From a market segment perspective, during the first half of the Reporting Period, we shifted the Fund from a rather neutral position versus the Index in energy to an overweight position. In the second half of the Reporting Period, we increased the Fund’s exposure to commodity-oriented sectors overall. Also during the Reporting Period,

14

FUND RESULTS

we moved the Fund from an underweight relative to the Index in consumer products to an overweight position. Finally, we increased the Fund’s overweight in cable and satellite TV and its underweight in retail and apparel during the Reporting Period.

Q	How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund maintained its long market beta positioning. It held select positions in bank loans and CCC-rated high yield corporate bonds. It had only modest exposure to BB-rated high yield corporate bonds, as we considered them expensive and thought they would be particularly vulnerable in a market sell-off. The Fund maintained an overweight versus the Index in the communications sector due to what we viewed as robust fundamentals and non-cyclical demand for data. It was underweight the retail sector, which faces secular challenges due to shifting consumer preferences, in our view. In addition, the Fund had a small underweight in consumer-oriented sectors. That said, near the end of the Reporting Period, we added exposure to consumer products and services, as we had a positive view on employment, consumer sentiment and the health of household balance sheets.

Q	What is the Fund’s tactical view and strategy for the months ahead?

A	At the end of the Reporting Period, we had a positive outlook on high yield corporate bonds, because we believe they are underpinned by strong corporate fundamentals and a supportive macro backdrop. Accordingly, we maintained the Fund’s moderately long market beta positioning. In our view, the risk of rising interest rates, which were a headwind for high yield corporate bonds during most of 2018, are likely to be subdued in the near term, given softer U.S. economic growth and the dovish pivot by the U.S. Federal Reserve (the “Fed”). (Dovish tends to suggest lower interest rates; opposite of hawkish.) Market technicals have also improved, in our opinion, as the asset class saw strong investment inflows during the first quarter of 2019 following significant investment outflows during the 2018 calendar year. Other supportive factors for high yield corporate bonds, in our opinion, include the potential drop in new issuance during 2019 and the possibility of further investment inflows.

At the end of the Reporting Period, we believed meaningful overweights and underweights on a sector, industry and single-name basis as well as individual security selection — rather than risk exposure — were key to potentially outperforming the Index in the near term. The Fund was overweight relative to the Index in cable and cellular issuers, which we believe can benefit from rising demand for data, increasing Internet access and greater device connectedness. The Fund was also overweight industrial manufacturing, specifically the metals and mining and chemicals industries. In our opinion, metals and mining companies generate steady free cash flow and are actively reducing debt. As for chemicals companies, they have strong fundamentals and relatively low levels of debt, in our view. The Fund was underweight compared to the Index in traditional retailers at the end of the Reporting Period. Overall, we were focusing Fund purchases on intermediate-term maturities when the Reporting Period concluded, though we maintained the Fund’s exposure to longer-term maturities. We were also seeking carry and roll-down opportunities. (Carry involves borrowing at a low interest rate and investing in an asset that provides a higher rate of return. Roll-down opportunities arise when the value of a bond converges to par as maturity is approached.)

15

FUND BASICS

High Yield Fund

as of March 31, 2019

PERFORMANCE REVIEW

April 1, 2018– March 31, 2019	Fund Total Return (based on NAV)[1]	Bloomberg Barclays U.S. High-Yield 2% Issuer Capped Bond Index[2]	30-Day Standardized Subsidized Yield[3]	30-Day Standardized Unsubsidized Yield[3]

Class A	5.20%	5.93%	4.92%	4.81%
Class C	4.41	5.93	4.41	4.29
Institutional	5.50	5.93	5.44	5.38
Service	4.97	5.93	4.93	4.88
Investor	5.46	5.93	5.40	5.29
Class R	4.93	5.93	4.91	4.79
Class R6	5.51	5.93	5.45	5.39

April 20, 2018–March 31, 2019

Class P	4.00%	5.25%	5.45%	5.39%

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Bloomberg Barclays U.S. High-Yield 2% Issuer Capped Bond Index, an unmanaged index, covers the universe of U.S. dollar denominated, non-convertible, fixed rate, non-investment grade debt. Index holdings must have at least one year to final maturity, at least $150 million par amount outstanding, and be publicly issued with a rating of Ba1 or lower. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[3]	The method of calculation of the 30-Day Standardized Subsidized Yield is mandated by the Securities and Exchange Commission and is determined by dividing the net investment income per share earned during the last 30 days of the period by the maximum public offering price (“POP”) per share on the last day of the period. This number is then annualized. The 30-Day Standardized Subsidized Yield reflects fee waivers and/or expense reimbursements recorded by the Fund during the period. Without waivers and/or reimbursements, yields would be reduced. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not adjust for any fee waivers and/or expense reimbursements in effect. If the Fund does not incur any fee waivers and/or expense reimbursements during the period, the 30-Day Standardized Subsidized Yield and 30-Day Standardized Unsubsidized Yield will be identical.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

16

FUND BASICS

STANDARDIZED TOTAL RETURNS[4]

For the period ended 3/31/19	One Year	Five Years	Ten Years	Since Inception	Inception Date

Class A	0.44%	2.12%	8.90%	5.81%	8/1/97
Class C	3.37	2.27	8.58	5.26	8/15/97
Institutional	5.50	3.38	9.75	6.41	8/1/97
Service	4.97	2.86	9.22	5.87	8/1/97
Investor	5.46	3.30	9.68	5.97	11/30/07
Class P	N/A	N/A	N/A	4.00	4/20/18
Class R	4.93	2.78	9.13	5.42	11/30/07
Class R6	5.51	N/A	N/A	4.41	7/31/15

[4]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 4.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Effective July 30, 2018, Class C Shares convert automatically to Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is ten years after the purchase date. The Since Inception returns for Class C Shares do not reflect the conversion to Class A Shares after the first ten years of performance. Because Institutional, Service, Investor, Class P, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. The Fund will charge a 2% redemption fee on the redemption of shares (including by exchange) held for 60 calendar days or less. The performance figures do not reflect the deduction of the redemption fee. If reflected, the redemption fee would reduce the performance quoted.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS[5]

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.02%	1.09%
Class C	1.77	1.84
Institutional	0.74	0.75
Service	1.24	1.25
Investor	0.77	0.84
Class P	0.73	0.74
Class R	1.27	1.34
Class R6	0.73	0.74

[5]

The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in

17

FUND BASICS

the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least July 29, 2019, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 3/31/19[6]

Company	% of Net Assets	Line of Business

Bausch Health Cos., Inc. (B-/B3)	1.3%	Pharmaceuticals
Goldman Sachs Access High Yield Corporate Bond ETF	1.0	Exchange Traded Funds
Altice Financing SA (B+/B2)	0.9	Media
Scientific Games International, Inc. (B-/Caa1)	0.9	Entertainment
HCA, Inc. (BBB-/Baa3)	0.9	Healthcare Providers & Services
CCO Holdings LLC/CCO Holdings Capital Corp. (BB/B1)	0.8	Media
Sprint Corp. (B/B3)	0.8	Telecommunication Services
Dell International LLC/EMC Corp. (BB/Ba2)	0.8	Computers
MGM Resorts International (BB-/Ba3)	0.7	Lodging
Sprint Corp. (B/B3)	0.7	Telecommunication Services

[6]	The top 10 holdings may not be representative of the Fund’s future investments.

TOP TEN INDUSTRY ALLOCATIONS[7]

	Percentage of Net Assets

	as of 3/31/19	as of 3/31/18

Media	9.8%	10.4%
Telecommunication Services	9.6	11.8
Oil Field Services	9.5	7.9
Healthcare Providers & Services	5.7	4.9
Diversified Financial Services	3.7	2.4
Pipelines	3.3	4.3
Pharmaceuticals	3.0	2.3
Chemicals	3.0	2.8
Entertainment	3.0	2.0
Commercial Services	2.8	1.5
Other	41.4	46.3

[7]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. The table does not include investment companies and exchange traded funds of 4.9% as of 3/31/19 and 2.3% as of 3/31/18. Figures in the above table may not sum to 100% due to the exclusion of other assets and liabilities. The above table depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

18

GOLDMAN SACHS HIGH YIELD FUND

Performance Summary

March 31, 2019

The following graph shows the value, as of March 31, 2019, of a $1,000,000 investment made on April 1, 2009 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Bloomberg Barclays U.S. High-Yield 2% Issuer Capped Bond Index is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations may cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class C, Service, Investor, Class P, Class R, and Class R6 Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decisions regarding issuer/industry/country investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

High Yield Fund’s 10 Year Performance

Performance of a $1,000,000 investment, with distributions reinvested, from April 1, 2009 through March 31, 2019.

Average Annual Total Return through March 31, 2019	One Year	Five Years	Ten Years	Since Inception
Class A (Commenced August 1, 1997)
Excluding sales charges	5.20%	3.06%	9.40%	6.03%
Including sales charges	0.44%	2.12%	8.90%	5.81%

Class C (Commenced August 15, 1997)
Excluding contingent deferred sales charges	4.41%	2.27%	8.58%	5.26%
Including contingent deferred sales charges	3.37%	2.27%	8.58%	5.26%

Institutional Class (Commenced August 1, 1997)	5.50%	3.38%	9.75%	6.41%

Service Class (Commenced August 1, 1997)	4.97%	2.86%	9.22%	5.87%

Investor (Commenced November 30, 2007)	5.46%	3.30%	9.68%	5.97%

Class P (Commenced April 20, 2018)	N/A	N/A	N/A	4.00%*

Class R (Commenced November 30, 2007)	4.93%	2.78%	9.13%	5.42%

Class R6 (Commenced July 31, 2015)	5.51%	N/A	N/A	4.41%

*	Total return for periods of less than one year represents cumulative total return.

19

FUND RESULTS

Goldman Sachs High Yield Floating Rate Fund

Investment Objective

The Fund seeks a high level of current income.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs High Yield Fixed Income Investment Management Team discusses the Goldman Sachs High Yield Floating Rate Fund’s (the “Fund”) performance and positioning for the 12-month period ended March 31, 2019 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional, Investor, Class R and Class R6 Shares generated average annual total returns, without sales charges, of 1.57%, 0.81%, 1.81%, 1.83%, 1.31% and 1.82%, respectively. These returns compare to the 3.33% average annual total return of the Credit Suisse Leveraged Loan Index (the “Index”) during the same time period.

For the period since their inception on April 20, 2018 through March 31, 2019, the Fund’s Class P Shares generated a cumulative total return of 1.32% compared to the 2.88% cumulative total return of the Index.

Q	What economic and market factors most influenced the high yield floating rate loan market as a whole during the Reporting Period?

A	High yield loans recorded a small gain during the second quarter of 2018, when the Reporting Period began, despite escalating trade tensions and equity market volatility. During the third calendar quarter, high yield loans generated a positive return amidst stronger than market expected corporate earnings, sluggish new issuance, supportive investment inflows and a benign default environment. In the fourth calendar quarter, high yield loans retreated, as global economic growth indicators slowed, equity and crude oil prices declined sharply, and high yield loan mutual funds experienced heavy investment outflows. During the first quarter of 2019, high yield loans advanced, recovering from their previous losses and posting additional gains. The rally was fueled by slowing investment outflows, growing corporate earnings and soft supply conditions.

For the Reporting Period overall, high yield loans produced positive returns. Higher quality loans outperformed, while lower quality loans, led by CCC-rated high yield loans, underperformed. High yield loan spreads (or yield differentials versus duration-equivalent U.S. Treasury securities) widened by 71 basis points, ending the Reporting Period at 467 basis points.[1] (A basis point is 1/100th of a percentage point.)

In terms of issuance, approximately $529 billion in new high yield loans were brought to market during the Reporting Period. As for demand, high yield loan mutual funds experienced investment outflows of approximately $19.7 billion.[2]

The default rate for high yield loans decreased during the Reporting Period. The 12-month par-weighted high yield loan default rate through March 30, 2019 was 1.0%, as compared to 2.52% through March 30, 2018.[2]

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	During the Reporting Period, sector positioning and individual issue selection within the high yield loan market detracted from relative performance. The Fund’s overall credit quality positioning compared to that of the Index more modestly limited relative returns.

Q	What were the primary contributors to and detractors from the Fund’s performance during the Reporting Period?

A	In terms of its sector positioning, the Fund was hurt by its underweight positions versus the Index in retail and apparel and in media (cable and satellite TV). Conversely, it benefited from its overweight positions in technology and in

[1]Source:	Credit Suisse.

[2]Source:	J.P. Morgan.

20

FUND RESULTS

metals and mining. An underweight in consumer services also added to relative performance.

Regarding individual issue selection, the Fund was hampered by overweight positions in Energy Solutions, which processes and disposes of nuclear material; 21st Century Oncology, a provider of radiation therapy and integrated cancer treatments; and Digicel, a Jamaica-based telecommunications company. On the positive side, the Fund was helped by overweight positions in Covia, a provider of mineral and engineered material products for industrial and energy companies; Crosby Worldwide, a manufacturer for rigging, lifting and material handling applications; and Noble Energy, a petroleum and natural gas exploration and production company.

In addition, the Fund’s underweight compared to the Index in BB-rated high yield loans detracted from relative performance during the Reporting Period. However, an overweight in European (ex-U.K.) high yield loans enhanced results. A modest allocation to high yield corporate bonds, which the Fund held for liquidity purposes, also contributed positively, as high yield corporate bonds outperformed high yield loans during the Reporting Period. The Fund’s cash position was a modest drag given that high yield loans recorded a positive return during the Reporting Period.

Q	Did the Fund’s duration and yield curve positioning strategies help or hurt its results during the Reporting Period?

A	The Fund does not use duration or yield curve positioning as active management strategies within its investment process.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	To hedge against currency risk (that is, the risk that certain currencies might fluctuate in value), the Fund employed forward foreign currency exchange contracts during the Reporting Period. The Fund also employed interest rate swaps and U.S. Treasury futures as cost-efficient instruments to provide us with greater precision and versatility in the management of duration. Interest rate swaps were only utilized in the Fund for the purpose of hedging duration, as the Fund does not take active duration and yield curve positions. Additionally, a specialized index of credit default swaps (“CDX”) was used to manage the beta of the Fund on an active basis. (Beta refers to the component of returns that is attributable to market risk exposure, rather than manager skill.) CDX was also utilized as a cost-efficient instrument to help manage the Fund’s cash position. We employ CDX contracts to gain credit exposure by being short credit protection, when the Fund experiences significant cash inflows. Derivatives may be used in combination with cash securities to implement our views in the Fund. Overall, the use of derivatives had a positive impact on the Fund’s performance during the Reporting Period.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	During the Reporting Period, we increased the Fund’s overweight relative to the Index in the technology sector. We decreased its overweight in non-cable media and its underweight in non-cellular telecommunications. We shifted the Fund from rather neutral positions to overweight positions in autos, building materials, and leisure and restaurants. In addition, we moved the Fund from relatively neutral positions to underweight positions in health care, cable and satellite TV media, and food/beverage/tobacco. Finally, we reduced the Fund’s cash position during Reporting Period.

Q	How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund was overweight relative to the Index in the broad communications sector. It was also overweight building materials and non-cable media. The Fund was underweight compared to the Index in consumer services, health care, and cable and satellite TV media at the end of the Reporting Period.

Q	What is the Fund’s tactical view and strategy for the months ahead?

A	At the end of the Reporting Period, we believed the underperformance of high yield loans relative to other fixed income assets during the Reporting Period overall had made their valuations attractive. In addition, because the yield differentials between high yield loans and other fixed income assets were at their tightest in a decade at the end of the Reporting Period, we thought high yield loans offered investors the opportunity to move up the capital structure without giving up significant yield. We also believed the market was overpricing the potential impact on yields of the U.S. Federal Reserve’s dovish stance at the end of the Reporting Period. (Dovish tends to suggest lower interest rates; opposite of hawkish.)

In the near term, we plan to focus on the technology, media and telecommunications sectors within the Fund. The Fund

21

FUND RESULTS

was overweight versus the Index in communications broadly at the end of the Reporting Period. Among defensive sectors, it was overweight packaging. Within cyclical sectors, the Fund held an overweight position in building materials. Additionally, at the end of the Reporting Period, the Fund was underweight what we consider secularly challenged sectors, such as retail. Overall, we believed the issuers of the Fund’s high yield loan holdings were strong and would be supported by sector-specific trends, such as demand for data, which is a function of the rise in device connectedness. Going forward, we intend to remain vigilant about issuer-friendly new issuance, given that more loan-only and covenant-lite deals were coming to market. (Both of these types of deals have fewer protections for investors. Covenant-lite loans, in particular, are a type of financing that is issued with fewer restrictions on the borrower and fewer protections for the lender.)

22

FUND BASICS

High Yield Floating Rate Fund

as of March 31, 2019

PERFORMANCE REVIEW

April 1, 2018– March 31, 2019	Fund Total Return (based on NAV)[1]	Credit Suisse Leveraged Loan Index[2]	30-Day Standardized Subsidized Yield[3]	30-Day Standardized Unsubsidized Yield[3]

Class A	1.57%	3.33%	5.12%	5.12%
Class C	0.81	3.33	4.48	4.48
Institutional	1.81	3.33	5.58	5.58
Investor	1.83	3.33	5.49	5.49
Class R	1.31	3.33	4.98	4.98

Class R6	1.82	3.33	5.59	5.59

April 20, 2018–March 31, 2019

Class P	1.32%	2.88%	5.60%	5.59%

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Credit Suisse Leveraged Loan Index is an unmanaged index designed to mirror the investable universe of the U.S. dollar denominated leveraged loan market. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[3]	The method of calculation of the 30-Day Standardized Subsidized Yield is mandated by the Securities and Exchange Commission and is determined by dividing the net investment income per share earned during the last 30 days of the period by the maximum public offering price (“POP”) per share on the last day of the period. This number is then annualized. The 30-Day Standardized Subsidized Yield reflects fee waivers and/or expense reimbursements recorded by the Fund during the period. Without waivers and/or reimbursements, yields would be reduced. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not adjust for any fee waivers and/or expense reimbursements in effect. If the Fund does not incur any fee waivers and/or expense reimbursements during the period, the 30-Day Standardized Subsidized Yield and 30-Day Standardized Unsubsidized Yield will be identical.

STANDARDIZED TOTAL RETURNS[4]

For the period ended 3/31/19	One Year	Five Years	Since Inception	Inception Date
Class A	-0.70%	2.02%	2.66%	3/31/11
Class C	-0.20	1.69	2.18	3/31/11
Institutional	1.81	2.78	3.30	3/31/11
Investor	1.83	2.74	3.23	3/31/11
Class P	N/A	N/A	1.32	4/20/18
Class R	1.31	2.21	2.70	3/31/11
Class R6	1.82	N/A	2.24	11/30/17

[4]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 2.25% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Investor, Class P, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

23

FUND BASICS

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS[5]

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	0.97%	0.98%
Class C	1.72	1.73
Institutional	0.63	0.64
Investor	0.72	0.73
Class P	0.62	0.63
Class R	1.22	1.23
Class R6	0.62	0.63

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least July 29, 2019, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN INDUSTRY ALLOCATIONS[6]

	Percentage of Net Assets

	as of 3/31/19	as of 3/31/18

Technology – Software/Services	13.6%	8.2%
Health Care – Services	8.0	8.0
Chemicals	3.9	2.6
Media – Broadcasting & Radio	3.7	4.3
Building Materials	3.6	1.4
Packaging	3.4	1.7
Diversified Manufacturing	3.2	1.4
Media – Cable	3.2	4.0
Gaming	3.2	1.0
Wirelines Telecommunications	3.0	0.1
Other	45.5	59.5

[6]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. The table does not include investments in other investment companies and exchange traded funds of 3.0% as of 3/31/19 and 11.6% as of 3/31/18. Figures in the above table may not sum to 100% due to the exclusion of other assets and liabilities. The table depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

24

GOLDMAN SACHS HIGH YIELD FLOATING RATE FUND

Performance Summary

March 31, 2019

The following graph shows the value, as of March 31, 2019, of a $1,000,000 investment made on March 31, 2011 (commencement of operations) in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Credit Suisse Leveraged Loan Index, is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations may cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class C, Investor, Class P, Class R and Class R6 Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decisions regarding issuer/industry/ country investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

High Yield Floating Rate Fund’s Lifetime Performance

Performance of a $1,000,000 investment, with distributions reinvested, from March 31, 2011 through March 31, 2019.

Average Annual Total Return through March 31, 2019	One Year	Five Years	Since Inception
Class A (Commenced March 31, 2011)
Excluding sales charges	1.57%	2.48%	2.95%
Including sales charges	-0.70%	2.02%	2.66%

Class C (Commenced March 31, 2011)
Excluding contingent deferred sales charges	0.81%	1.69%	2.18%
Including contingent deferred sales charges	-0.20%	1.69%	2.18%

Institutional Class (Commenced March 31, 2011)	1.81%	2.78%	3.30%

Investor (Commenced March 31, 2011)	1.83%	2.74%	3.23%

Class P (Commenced April 20, 2018)	N/A	N/A	1.32%*

Class R (Commenced March 31, 2011)	1.31%	2.21%	2.70%

Class R6 (Commenced November 30, 2017)	1.82%	N/A	2.24%

*	Total return for periods of less than one year represents cumulative total return.

25

FUND RESULTS

Goldman Sachs Investment Grade Credit Fund

Investment Objective

The Fund seeks a high level of total return consisting of capital appreciation and income that exceeds the total return of the Bloomberg Barclays U.S. Credit Index.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs U.S. Fixed Income Investment Management Team discusses the Goldman Sachs Investment Grade Credit Fund’s (the “Fund”) performance and positioning for the 12-month period ended March 31, 2019 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Institutional, Investor, Separate Account Institutional and Class R6 Shares generated average annual total returns, without sales charges, of 5.14%, 5.50%, 5.28%, 5.39% and 5.39%, respectively. These returns compare to the 4.89% average annual total return of the Fund’s benchmark, the Bloomberg Barclays U.S. Credit Index (the “Index”), during the same time period.

For the period since their inception on April 20, 2018 through March 31, 2019, the Fund’s Class P Shares generated a cumulative total return of 6.12% compared to the 5.84% cumulative total return of the Index.

Q	What economic and market factors most influenced the investment grade credit market as a whole during the Reporting Period?

A	In the second quarter of 2018, when the Reporting Period began, global investment grade credit spreads, or the difference in yields between global corporate bonds and duration-equivalent government securities, widened by 18 basis points to end the quarter at 125 basis points. (A basis point is 1/100th of a percentage point.) Investment grade corporate bonds weakened on investor concerns about protectionist trade policies and political uncertainty in Italy. That said, U.S. investment grade corporate bonds outperformed European investment grade bonds during the second calendar quarter. In the third quarter of 2018, global investment grade credit spreads tightened 13 basis points, ending the quarter at 112 basis points. Investment grade corporate bonds were supported by strength in corporate fundamentals, as evidenced by solid second quarter 2018 earnings releases as well as by improved investor risk sentiment early in the third calendar quarter. U.S. investment grade corporate bonds again outperformed European investment grade corporate bonds during the third calendar quarter. In the fourth quarter of 2018, global investment grade credit spreads widened 43 basis points to finish the quarter at 155 basis points. Investor concerns around the end of the global economic cycle, the decline in crude oil prices and the withdrawal of central bank liquidity weighed on investment grade corporate bonds overall. U.S. investment grade corporate bonds underperformed European investment grade corporate bonds during the fourth calendar quarter. In the first quarter of 2019, global investment grade credit spreads narrowed by 31 basis points, finishing the quarter at 124 basis points. The spread tightening was driven by higher crude oil prices, a dovish U.S. Federal Reserve (“Fed”), robust corporate earnings with some upside surprises, and mildly constructive U.S.-China trade developments. (Dovish tends to suggest lower interest rates; opposite of hawkish.) U.S. investment grade corporate bonds lagged European investment grade corporate bonds during the first calendar quarter.

In general, issuance declined between the beginning of the Reporting Period and the end of 2018 but increased during the first quarter of 2019. U.S. new issuance was approximately $339 billion, $272 billion and $202 billion during the second, third and fourth quarters of 2018, respectively. In the first quarter of 2019, U.S. new issuance was approximately $390 billion. As for European new issuance, it was approximately €120 billion, €129 billion and €78 billion in the second, third and fourth quarters of 2018, respectively. European new issuance was €166 billion during the first quarter of 2019. European new issuance includes U.K. new issuance.[1]

[1]	Source: Barclays.

26

FUND RESULTS

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	During the Reporting Period, individual issue selection among investment grade corporate bonds added to the Fund’s relative performance. Our cross-sector strategy also contributed positively. In our cross-sector strategy, we invest Fund assets across a variety of fixed income sectors, including some that may not be included in the Index. The Fund’s duration positioning strategy further enhanced relative returns during the Reporting Period. (Duration is a measure of the Fund’s sensitivity to changes in interest rates.)

Q	What were the primary contributors to and detractors from the Fund’s performance during the Reporting Period?

A	In terms of individual issue selection, the Fund’s investments in industrial investment grade corporate bonds added to relative performance during the Reporting Period. Additionally, the Fund benefited from our preference for intermediate-term maturities and from a bias toward lower credit quality issues. These gains were limited by our individual issue selection within financials, which detracted from relative returns. Selection of agency and government securities also dampened performance.

Regarding our cross-sector strategy, the Fund’s overweight in corporate credit broadly added to its relative returns, as fundamentals remained strong amid robust corporate earnings growth. Corporate credit was also supported through much of the Reporting Period by light new issuance.

Q	Did the Fund’s duration and yield curve positioning strategies help or hurt its results during the Reporting Period?

A	Our duration positioning strategy added to relative performance, driven by the Fund’s short duration position relative to that of the Index. Most of the outperformance occurred between March and September 2018 when interest rates rose amid strong U.S. economic growth and several Fed interest rate hikes. (The duration positioning strategy is primarily implemented via interest rate swaps and/or futures. Derivatives are used in combination with cash securities to implement our views in the Fund.) The Fund’s yield curve positioning strategy did not have a meaningful impact on performance during the Reporting Period. (Yield curve is a spectrum of interest rates based on maturities of varying lengths.)

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	As market conditions warranted during the Reporting Period, the Fund used U.S. Treasury futures, which had a positive impact on performance, to hedge interest rate exposure and facilitate specific duration and yield curve strategies. During the Reporting Period, the use of interest rate swaps detracted from performance, and the use of swaptions had a neutral impact on performance. The Fund also used credit default swaps to implement specific credit-related investment strategies and hedge corporate spread duration (the price sensitivity of a corporate bond to a 100 basis point change in its spread over the London Interbank Offered Rate (“LIBOR”)). The use of credit default swaps had a positive impact on performance during the Reporting Period. Finally, to hedge currency exposure, the Fund used forward foreign currency exchange contracts and Eurodollar futures. (Eurodollar futures are contracts that have underlying assets linked to time deposits denominated in U.S. dollars at banks outside the U.S.) During the Reporting Period, the use of forward foreign currency exchange contracts had a positive impact on the Fund’s performance, while the use of currency swaps and Eurodollar futures had a neutral impact.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	During the Reporting Period, we slightly increased the Fund’s overweight position relative to the Index in telecommunications companies. However, we modestly reduced the Fund’s overweight in investment grade corporate bonds overall, as credit spreads tightened toward the end of the Reporting Period.

Q	How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

A	Relative to the Index, the Fund was overweight at the end of the Reporting Period in pipeline, health care and telecommunications companies. It was underweight compared to the Index in media and autos at the end of the Reporting Period.

27

FUND RESULTS

Q	What is the Fund’s tactical view and strategy for the months ahead?

A	At the end of the Reporting Period, the Fund was overweight corporate credit overall, with an overweight position in investment grade corporate bonds. Although global economic growth appeared to be moderating, we believed corporate earnings could rise in 2019, which should provide support for corporate credit. Within the financials sector, capital levels for banks remained close to multi-year highs at the end of the Reporting Period, which is supportive of the banking sector’s credit quality, in our view. Overall, we consider banks less exposed to event risk, given regulatory oversight. And at the end of the Reporting Period, we saw select opportunities among Yankee bank issuers, particularly those we believe have relatively lower political risk, as well as good asset and capital quality. At non-financial companies, debt levels were elevated but were in check, in our view. That said, while we think BBB-rated non-financial companies have continued to exercise financial discipline, we believe A-rated non-financial companies have shown less restraint, and we have noted continued investor migration out of these issuers. In the near term, we intend to maintain the Fund’s down-in-quality bias within non-financial investment grade corporate bonds, as we believe many BBB-rated companies may seek to improve their balance sheets and A-rated non-financial companies may continue to face credit ratings pressure. Among the challenges — BBB-rated bonds have become a growing percentage of the investment grade corporate bond market, and some observers have expressed concern about a sudden systemic wave of credit ratings downgrades. However, we anticipate only idiosyncratic downgrades and intend to continue to monitor non-financial companies’ progress toward reducing their debt.

At the end of the Reporting Period, we maintained a positive view on pipeline companies, as their management teams have acted to protect credit quality, in our opinion, by decreasing distributions, increasing asset sales and restraining capital spending. As a result, many have reduced their issuance needs. The Fund was underweight autos, as we believe the industry faces cyclical and secular challenges. Shifts toward electrification and autonomous driving have created new competitors while raising investment requirements for auto manufacturers.

Overall, at the end of the Reporting Period, we believed credit spreads were at levels that offered attractive opportunities for carry. (Carry means borrowing at a low interest rate and investing in an asset that provides a higher rate of return.) We also expected to take advantage of attractive roll-down opportunities in short-term maturities. (Roll-down opportunities arise when the value of a bond converges to par as maturity is approached.) Additionally, we planned to maintain the Fund’s underweight relative to the Index in long-term maturities.

In the months ahead, should political uncertainty remain high around the world as we anticipate, we intend to monitor trade talks and stay abreast of events in the run-up to the 2020 U.S. election.

28

FUND BASICS

Investment Grade Credit Fund

as of March 31, 2019

PERFORMANCE REVIEW

April 1, 2018– March 31, 2019	Fund Total Return (based on NAV)[1]	Bloomberg Barclays U.S. Credit Index[2]	30-Day Standardized Subsidized Yield[3]	30-Day Standardized Unsubsidized Yield[3]

Class A	5.14%	4.89%	2.91%	2.71%
Institutional	5.50	4.89	3.36	3.15
Investor	5.28	4.89	3.27	3.06
Separate Account Institutional	5.39	4.89	3.37	3.16

Class R6	5.39	4.89	3.37	3.16

April 20, 2018–March 31, 2019
Class P	6.12%	5.84%	3.37%	3.16%

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Bloomberg Barclays U.S. Credit Index is an unmanaged index which is unbundled into pure corporates (industrial, utility, and finance, including both U.S. and non-U.S. corporations) and non-corporates (sovereign, supranational, foreign agencies, and foreign local governments). The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[3]	The method of calculation of the 30-Day Standardized Subsidized Yield is mandated by the Securities and Exchange Commission and is determined by dividing the net investment income per share earned during the last 30 days of the period by the maximum public offering price (“POP”) per share on the last day of the period. This number is then annualized. The 30-Day Standardized Subsidized Yield reflects fee waivers and/or expense reimbursements recorded by the Fund during the period. Without waivers and/or reimbursements, yields would be reduced. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not adjust for any fee waivers and/or expense reimbursements in effect. If the Fund does not incur any fee waivers and/or expense reimbursements during the period, the 30-Day Standardized Subsidized Yield and 30-Day Standardized Unsubsidized Yield will be identical.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

29

FUND BASICS

STANDARDIZED TOTAL RETURNS[4]

For the period ended 3/31/19	One Year	Five Years	Ten Years	Since Inception	Inception Date

Class A	1.21%	2.31%	6.15%	4.00%	11/3/03
Institutional	5.50	3.45	6.92	4.63	11/3/03
Investor	5.28	3.36	N/A	4.12	7/29/11
Separate Account Institutional	5.39	3.45	6.93	4.65	11/3/03
Class P	N/A	N/A	N/A	6.12	4/20/18
Class R6	5.39	N/A	N/A	3.70	7/31/15

[4]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 3.75% for Class A Shares. Prior to July 29, 2009, the maximum initial sales charge applicable to Class A Shares was 4.5%, which is not reflected in the average annual total return figures shown. Because Institutional, Investor, Separate Account Institutional, Class P, and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS[5]

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	0.72%	0.80%
Institutional	0.38	0.46
Investor	0.47	0.55
Separate Account Institutional	0.37	0.45
Class P	0.37	0.45
Class R6	0.37	0.45

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least July 29, 2019, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

30

FUND BASICS

FUND COMPOSITION[6]

Percentage of Net Assets

[6]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term investments represent certificates of deposit and commercial paper. Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

TOP TEN INDUSTRY ALLOCATIONS[7]

	Percentage of Net Assets

	as of 3/31/19	as of 3/31/18

Banks	17.4%	17.1%
Pipelines	8.5	6.6
Telecommunication Services	7.7	9.7
Oil Field Services	7.6	7.2
Beverages	6.2	3.3
Media	6.1	2.9
Pharmaceuticals	4.7	3.6
Electrical	4.4	6.5
Computers	3.4	2.2
Semiconductors	3.3	1.5
Other	28.5	35.9

[7]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. The table does not include investments in other investment companies of 1.3% as of 3/31/19 and 2.7% as of 3/31/18. Figures in the above table may not sum to 100% due to exclusion of other assets and liabilities. The table depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

31

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

Performance Summary

March 31, 2019

The following graph shows the value, as of March 31, 2019 of a $1,000,000 investment made on April 1, 2009 in Separate Account Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Bloomberg Barclays U.S. Credit Index, is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations may cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Institutional, Investor, Class P, and Class R6 Shares will vary from Separate Account Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

Investment Grade Credit Fund’s 10 Year Performance

Performance of a $1,000,000 investment, with distributions reinvested, from April 1, 2009 through March 31, 2019.

Average Annual Total Return through March 31, 2019	One Year	Five Years	Ten Years	Since Inception
Class A (Commenced November 3, 2003)
Excluding sales charges	5.14%	3.10%	6.56%	4.25%
Including sales charges	1.21%	2.31%	6.15%	4.00%

Institutional Class (Commenced November 3, 2003)	5.50%	3.45%	6.92%	4.63%

Investor (Commenced July 29, 2011)	5.28%	3.36%	N/A	4.12%

Separate Account Institutional (Commenced November 3, 2003)	5.39%	3.45%	6.93%	4.65%

Class P (Commenced April 20, 2018)	N/A	N/A	N/A	6.12%*

Class R6 (Commenced July 31, 2015)	5.39%	N/A	N/A	3.70%

*	Total return for periods of less than one year represents cumulative total return.

32

FUND RESULTS

Goldman Sachs Local Emerging Markets Debt Fund

Investment Objective

The Fund seeks a high level of total return consisting of income and capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Global Fixed Income Investment Management Team discusses the Goldman Sachs Local Emerging Markets Debt Fund’s (the “Fund”) performance and positioning for the 12-month period ended March 31, 2019 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional, Investor and Class R6 Shares generated average annual total returns, without sales charges, of -12.08%, -12.76%, -11.86%, -11.91% and -11.86%, respectively. These returns compare to the -7.58% average annual total return of the Fund’s benchmark, the J.P. Morgan Government Bond Index — Emerging Markets (GBI-EMSM) Global Diversified Index (Gross, USD, Unhedged) (the “Index”), during the same time period.

For the period since their inception on April 20, 2018 through March 31, 2019, the Fund’s Class P Shares generated a cumulative total return of -10.66% compared to the -6.47% cumulative total return of the Index.

Q	What economic and market factors most influenced local emerging markets debt as a whole during the Reporting Period?

A	Local emerging markets debt was influenced most during the Reporting Period by slowing global economic growth, central bank monetary policy action, commodity price movements, U.S. dollar strength and geopolitical events.

During the Reporting Period, local emerging markets debt, as represented by the Index, posted a return of -7.58%, with approximately -8.73% due to currency depreciation versus the U.S. dollar and 1.15% from local interest rates. On a total return basis, the worst performing countries in the Index (in U.S. dollar terms1) during the Reporting Period were Argentina (-55.45%), Turkey (-33.42%) and South Africa (-15.44%). The top performing countries were Nigeria (+11.48%), the Philippines (+3.16%) and Dominican Republic (+3.00%).

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	During the Reporting Period, the Fund was hurt most by its active currency positioning through which the Fund takes positions in local currencies (accomplished primarily through the use of forward foreign currency exchange contracts as well as bonds denominated in local currencies). Issue selection among sovereign emerging markets bonds and emerging markets corporate debt/quasi-sovereign bonds also detracted from relative performance. On the positive side, the Fund benefited from issue selection among local emerging markets bonds. The Fund’s U.S. duration positioning strategy also added to relative returns. (Duration is a measure of the Fund’s sensitivity to changes in interest rates.) The Fund’s sector positioning overall did not have material impact on relative performance during the Reporting Period.

Q	What were the primary contributors to and detractors from the Fund’s performance during the Reporting Period?

A	A long position in the Argentinian peso (accomplished through the use of forward foreign currency exchange contracts) was the largest detractor from the Fund’s relative performance during the Reporting Period. Argentinian assets were pressured, especially in the second quarter of 2018, by market concerns about its government’s ability to implement fiscal consolidation given the sharp depreciation of the Argentinian peso and the currency’s continued fragility. (Fiscal consolidation is a reduction in a country’s underlying fiscal deficit.) Softening investor sentiment about emerging markets assets between March and December 2018 further eroded market confidence in Argentina. Elsewhere, the Fund was hampered by long positions in the South African rand

[1]	All regional and market returns are in U.S. dollar terms (unless otherwise specified), are based on country-specific stock market indices and reflect the reinvestment of any dividends if applicable.

33

FUND RESULTS

and Polish zloty (accomplished through the use of forward foreign currency exchange contracts).

Conversely, the Fund was helped by its short position in the Chinese yuan (accomplished through the use of forward foreign currency exchange contracts). The Fund also benefited from its active positioning in Brazil’s local interest rates amidst that country’s elections. Additionally, a short position in Mexican local interest rates bolstered the Fund’s relative performance during the Reporting Period.

Q	Did the Fund’s duration and yield curve positioning strategies help or hurt its results during the Reporting Period?

A	The Fund’s U.S. duration positioning strategy contributed positively to results. Most of the outperformance occurred between March and September 2018 when interest rates rose. Subsequently, we scaled back the Fund’s short duration position, which helped mitigate losses when interest rates subsequently fell. (The U.S. duration positioning strategy is primarily implemented via interest rate swaps and/or futures.) The Fund’s U.S. yield curve positioning did not have a meaningful impact on relative performance during the Reporting Period. (Yield curve is a spectrum of interest rates based on maturities of varying lengths.)

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, the Fund invested in U.S. Treasury futures, Eurodollar futures, yield curve options, currency forwards, forward foreign currency exchange contracts, interest rate swaps, total return swaps, credit default swaps, structured notes and reverse repurchase agreements. U.S. Treasury futures were used to manage U.S. interest rate duration. Eurodollar futures and yield curve options were used to express our views on the direction of interest rates and to facilitate specific duration and yield curve strategies. (Eurodollar futures are contracts that have underlying assets linked to time deposits denominated in U.S. dollars at banks outside the U.S.) Currency forwards and forward foreign currency exchange contracts were used for hedging purposes or to express a positive view on a given currency. Currency swaps were used to express our relative value views on particular currencies as well as our views on the direction of a country’s interest rates. Interest rate swaps were used to express our views on the direction of a country’s interest rates. Total returns swaps were used in place of buying a local currency denominated bond when a particular market was otherwise inaccessible or as a more efficient means of gaining access to a local market. Credit default swaps and structured notes were used to implement specific credit-related investment strategies, and reverse repurchase agreements were used to manage the Fund’s cash balances. Derivatives may be used in combination with cash securities to implement our views in the Fund.

During the Reporting Period, the Fund’s use of U.S. Treasury futures and Eurodollar futures had a positive impact on Fund returns. Collectively, the use of forward foreign currency exchange contracts had a negative impact on performance, driven by the Fund’s long position in the Argentinian peso. Argentinian assets broadly came under pressure during 2018, with the peso depreciating 30% in the second calendar quarter alone, which hurt the Fund’s performance. The Fund’s use of interest rate swaps to express our views on Brazilian, Mexican and Chinese local interest rates contributed positively to performance. This was partly offset by the use of interest rate swaps to express our views on Russian and Polish local interest rates, which had a negative impact on the Fund’s returns. The other derivatives used by the Fund had a neutral impact overall on performance during the Reporting Period.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	During the Reporting Period, we reduced the Fund’s overweight position relative to the Index in Mexican local interest rates to an underweight position. We eliminated the Fund’s exposure to Taiwanese local interest rates and shifted the Fund from an overweight to a slight underweight in Russian local interest rates. In addition, we shifted the Fund’s underweight positions in South Korean and Polish local interest rates to overweight positions. We also increased the Fund’s overweight compared to the Index in Thailand’s local interest rates. Within currencies, we shifted the Fund from short positions in the Taiwanese dollar and Chilean peso to long positions. We also reduced the Fund’s long positions in the Indonesia rupiah, Argentinian peso, Chinese yuan and South African rand during the Reporting Period.

Q	How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

A

At the end of the Reporting Period, the Fund was overweight versus the Index in South Korean, Thai, South African and Polish local interest rates. The Fund was not significantly underweight the local interest rates of any country in the

34

FUND RESULTS

Index at the end of the Reporting Period. However, it was underweight Chinese external bonds. Within currencies, the Fund held long positions in the Taiwanese dollar, Russian ruble, Indian rupee, Brazilian real and South Korean won. It had a short position in the Peruvian sol at the end of the Reporting Period.

Q	What is the Fund’s tactical view and strategy for the months ahead?

A	At the end of the Reporting Period, we believed that macro factors were supportive of emerging markets debt broadly. Investor concerns about higher U.S. interest rates, with the associated risks of increased funding costs for the emerging markets, had somewhat abated, given that the U.S. Federal Reserve (“Fed”) had moved to a neutral stance on interest rates and because of the positive fiscal action taken by Chinese policymakers. In addition, while investors’ focus on political developments within the emerging markets was intense during 2018 and U.S.-China trade tensions could potentially persist, we thought the 2019 election calendar indicated that event risk in the emerging markets could decrease in the near term.

As for economic fundamentals, emerging markets countries remained resilient at the end of the Reporting Period and their current account and fiscal balances were in much better shape than during the “taper tantrum,” in our view. (Taper tantrum refers to the 2013 surge in bond yields and related drop in bond prices that resulted when investors pulled assets out of the fixed income market in response to the Fed’s use of tapering to gradually reduce the amount of money it was putting into the U.S. economy.) During the Reporting Period, especially in the summer of 2018, weakness in emerging markets debt was centered around country-specific stories in Argentina and Turkey. In early 2019, these key vulnerabilities began to decrease. Turkey and Argentina started showing signs of macroeconomic adjustments, with the trade balance in both economies moving toward equilibrium, thereby reducing these countries’ vulnerability to external conditions.

At the end of the Reporting Period, we believed emerging markets debt had considerable value, especially after the 2018 sell-off, when compared to non-government bond sectors. Given what we saw as attractive valuations and the market’s subdued supply expectations for 2019, market technicals (i.e., supply/demand) appeared to be supportive of the asset class, in our view. Furthermore, we believed the longer-term case for holding emerging markets assets — strong economic growth potential, low levels of debt, overall balance sheet resilience, corporate earnings growth potential and maturing institutional investor support — remained intact.

Among countries at the end of the Reporting Period, we had positive views on South Korea and Thailand. We believed South Korea’s economic growth is likely to slow and inflation could fall below its central bank’s target of 2%, which should keep its interest rates unchanged in the near term, in our view. Regarding Thailand, we think slowing economic activity and a lack of inflation should contribute to its central bank staying on hold, with potential room for some easing. At the end of the Reporting Period, the Fund held an underweight position compared to the Index in Mexico, where we think the market is pricing in interest rate cuts by its central bank. As for emerging markets currencies, we considered them broadly undervalued at the end of the Reporting Period. After weak 2018 performance and supported by what we view as a positive environment for risk assets, emerging markets currencies are likely, in our opinion, to build on momentum seen at the beginning of 2019. In addition, we expect U.S.-China trade talks to deliver some moderately good news in the near term, though we remain cautious about potential downside risks from slower global economic growth. Accordingly, the Fund had modest exposure to emerging markets currencies when the Reporting Period ended.

35

FUND BASICS

Local Emerging Markets Debt Fund

as of March 31, 2019

PERFORMANCE REVIEW

April 1, 2018– March 31, 2019	Fund Total Return (based on NAV)[1]	J.P. Morgan GBI-EMSM Global Diversified Index[2]	30-Day Standardized Subsidized Yield[3]	30-Day Standardized Unsubsidized Yield[3]

Class A	-12.08%	-7.58%	4.62%	3.67%
Class C	-12.76	-7.58	4.08	3.09
Institutional	-11.86	-7.58	5.14	4.21
Investor	-11.91	-7.58	5.10	4.11

Class R6	-11.86	-7.58	5.15	4.20

April 20, 2018–March 31, 2019
Class P	-10.66%	-6.47%	5.16%	4.21%

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The J.P. Morgan Government Bond Index — Emerging Markets (GBI-EMSM) Global Diversified Index (Gross, USD, Unhedged) is an unmanaged index of debt instruments of 14 emerging countries. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[3]	The method of calculation of the 30-Day Standardized Subsidized Yield is mandated by the Securities and Exchange Commission and is determined by dividing the net investment income per share earned during the last 30 days of the period by the maximum public offering price (“POP”) per share on the last day of the period. This number is then annualized. The 30-Day Standardized Subsidized Yield reflects fee waivers and/or expense reimbursements recorded by the Fund during the period. Without waivers and/or reimbursements, yields would be reduced. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not adjust for any fee waivers and/or expense reimbursements in effect. If the Fund does not incur any fee waivers and/or expense reimbursements during the period, the 30-Day Standardized Subsidized Yield and 30-Day Standardized Unsubsidized Yield will be identical.

STANDARDIZED TOTAL RETURNS[4]

For the period ended 3/31/19	One Year	Five Year	Ten Year	Since Inception	Inception Date

Class A	-15.98%	-3.13%	2.74%	0.08%	2/15/08
Class C	-13.63	-3.01	2.41	-0.27	2/15/08
Institutional	-11.86	-1.98	3.52	0.79	2/15/08
Investor	-11.91	-2.05	N/A	0.01	7/30/10
Class P	N/A	N/A	N/A	-10.66	4/20/18
Class R6	-11.86	N/A	N/A	-3.70	11/30/17

[4]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 4.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Effective July 30, 2018, Class C Shares convert automatically to Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is ten years after the purchase date. The Since Inception returns for Class C Shares do not reflect the conversion to Class A Shares after the first ten years of performance. Because Institutional, Investor, Class P, and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. The Fund will charge a 2% redemption fee on the redemption of shares (including by exchange) held for 30 calendar days or less. The performance figures do not reflect the deduction of the redemption fee. If reflected, the redemption fee would reduce the performance quoted.

36

FUND BASICS

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS[5]

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.21%	1.40%
Class C	1.96	2.15
Institutional	0.91	1.06
Investor	0.96	1.15
Class P	0.90	1.05
Class R6	0.90	1.05

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least July 29, 2019, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN COUNTRY ALLOCATIONS[6]

	Percentage of Net Assets

	as of 3/31/19	as of 3/31/18

Brazil	11.4%	10.3%
Colombia	10.0	8.6
South Africa	9.8	10.5
Thailand	7.9	4.4
United States	7.6	7.1
Chile	6.7	3.6
Russia	5.0	7.7
Poland	4.8	0.0
Peru	4.1	4.5
Turkey	3.8	5.0
Other	17.20	27.7

[6]	The percentage shown for each investment category reflects the value of investments in that country as a percentage of net assets. The table does not include investments in other investment companies of 6.9% as of 3/31/19 and 0.0% as of 3/31/18. Figures in the above table may not sum to 100% due to the exclusion of other assets and liabilities. The table depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

37

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

Performance Summary

March 31, 2019

The following graph shows the value, as of March 31, 2019, of a $1,000,000 investment made on April 1, 2009 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the J.P. Morgan GBI-EMSM Global Diversified Index, is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations may cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class C, Investor, Class P, and Class R6 Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decisions regarding issuer/industry/country investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

Local Emerging Markets Debt Fund’s 10 Year Performance

Performance of a $1,000,000 investment, with distributions reinvested, from April 1, 2009 through March 31, 2019.

Average Annual Total Return through March 31, 2019	One Year	Five Years	Ten Years	Since Inception
Class A (Commenced February 15, 2008)
Excluding sales charges	-12.08%	-2.23%	3.21%	0.49%
Including sales charges	-15.98%	-3.13%	2.74%	0.08%

Class C (Commenced February 15, 2008)
Excluding contingent deferred sales charges	-12.76%	-3.01%	2.41%	-0.27%
Including contingent deferred sales charges	-13.63%	-3.01%	2.41%	-0.27%

Institutional Class (Commenced February 15, 2008)	-11.86%	-1.98%	3.52%	0.79%

Investor (Commenced July 30, 2010)	-11.91%	-2.05%	N/A	0.01%

Class P (Commenced April 20, 2018)	N/A	N/A	N/A	-10.66%*

Class R6 (Commenced November 30, 2017)	-11.86%	N/A	N/A	-3.70%

*	Total return for periods of less than one year represents cumulative total return.

38

FUND RESULTS

Goldman Sachs U.S. Mortgages Fund

Investment Objective

The Fund seeks a high level of total return consisting of income and capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs U.S. Fixed Income Investment Management Team discusses the Goldman Sachs U.S. Mortgages Fund’s (the “Fund”) performance and positioning for the 12-month period ended March 31, 2019 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Institutional, Investor, Separate Account Institutional and Class R6 Shares generated average annual total returns, without sales charges, of 3.60%, 4.05%, 3.96%, 4.07% and 4.06%, respectively. These returns compare to the 4.48% average annual total return of the Fund’s benchmark, the Bloomberg Barclays U.S. Securitized Bond Index (the “Index”), during the same time period.

For the period since their inception on April 20, 2018 through March 31, 2019, the Fund’s Class P Shares generated a cumulative total return of 4.57% compared to the 5.13% cumulative total return of the Index.

Q	What economic and market factors most influenced the U.S. mortgage markets as a whole during the Reporting Period?

A	In the second calendar quarter, when the Reporting Period began, agency mortgage-backed securities modestly outperformed duration-equivalent U.S. Treasury securities. Spreads on agency mortgage-backed securities (yield differentials versus equivalent-duration U.S. Treasury securities) tightened during April 2018, as worries about trade protectionism subsided. Spreads then widened amidst broad “risk-off” market sentiment, or reduced risk appetite, prompted by investor concerns about political uncertainty in Italy and protectionist U.S. trade policies. In the third quarter of 2018, agency mortgage-backed securities outperformed duration-equivalent U.S. Treasury securities. Spreads tightened during July and September 2018 in response to strong corporate earnings and healthy U.S. economic growth momentum. During the fourth quarter of 2018, agency mortgage-backed securities underperformed duration-equivalent U.S. Treasury securities. Investor concerns around a slowdown in global economic growth and tighter financial conditions drove risk-off market sentiment, which weighed on non-government bond sectors, including agency mortgage-backed securities. Spreads widened in response to the Fed’s continued reduction of its balance sheet. In the first quarter of 2019, agency mortgage-backed securities outperformed duration-equivalent U.S. Treasury securities as investor risk sentiment improved, though their advance was curtailed by the sharp drop in interest rates following the Fed’s dovish pivot in March 2019. (Dovish tends to suggest lower interest rates; opposite of hawkish.)

For the Reporting Period overall, the U.S. Federal Reserve’s (“Fed”) reduction of its balance sheet, through which it is gradually decreasing its holdings of agency mortgage-backed securities and U.S. Treasury securities, was a headwind for the sector.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	During the Reporting Period, the Fund was hurt by investments in higher coupon agency mortgage-backed securities. On the positive side, individual issue selection added to relative performance. The Fund also benefited from our cross-sector strategy, through which we invest Fund assets across a variety of fixed income sectors, including some that may not be included in the Index. Our duration and yield curve positioning strategies contributed positively. (Duration is a measure of the Fund’s sensitivity to changes in interest rates. Yield curve is a spectrum of interest rates based on maturities of varying lengths.)

Q	What were the primary contributors to and detractors from the Fund’s performance during the Reporting Period?

A	The Fund’s holdings of higher coupon agency mortgage-backed securities detracted from relative returns during the

39

FUND RESULTS

Reporting Period. Most of the underperformance occurred in December 2018 when U.S. Treasury yields fell, benefiting lower coupon mortgage-backed securities.

In terms of individual issue selection, the Fund’s investments in specific pools of agency mortgage-backed securities added to relative performance. Conversely, the Fund was hurt by selection of asset backed securities (“ABS”), specifically Federal Family Education Loan Program (“FFELP”) student loan ABS.

Within our cross-sector strategy, the Fund was helped by its underweight position relative to the Index in agency mortgage-backed securities, as spreads widened in response to the Fed’s balance sheet reduction and muted bank demand. Additionally, overweight positions in ABS and collateralized loan obligations (“CLOs”) contributed positively during the Reporting Period. Both ABS and CLOs outperformed agency mortgage-backed securities and U.S. Treasury securities amid strength in consumer data. The Fund’s allocation to commercial mortgage-backed securities (“CMBS”) detracted.

Q	Did the Fund’s duration and yield curve positioning strategies help or hurt its results during the Reporting Period?

A	The Fund’s duration positioning strategy, wherein the Fund held a short duration position on the U.S. Treasury yield curve, added to performance between March and December 2018, as the Fed continued to raise short-term interest rates on the back of strengthening economic data. This was offset somewhat during December 2018 when interest rates broadly fell amid a sell-off in risk assets. (The duration positioning strategy is implemented via bonds as well as interest rate swaps and/or futures.) Our yield curve positioning strategy did not have a meaningful impact on relative performance during the Reporting Period overall.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund used U.S. Treasury and Eurodollar futures to hedge interest rate exposure and to facilitate specific duration and yield curve strategies. (Eurodollar futures are contracts that have underlying assets linked to time deposits denominated in U.S. dollars at banks outside the U.S.) Interest rate swaps were used to hedge interest rate exposure and express a relative term structure view. (Term structure, most often depicted as a yield curve, refers to the term structure of interest rates, which is the relationship between the yield to the maturity and the time to maturity for pure discount bonds.) The use of U.S. Treasury futures, Eurodollar futures and interest rate swaps had a negative impact on performance during the Reporting Period. In addition, the Fund employed mortgage-backed securities forward agreements (known as “TBAs”) to efficiently manage certain of its mortgage-backed securities positions, which had a positive impact on performance. The Fund’s use of interest only and inverse interest-only securities to manage the Fund’s exposure to agency mortgage-backed securities had a positive impact on performance. The Fund utilized swaptions, which had a negative impact on performance during the Reporting Period, to hedge volatility and yield curve risks in the Fund and/or to express tactical views on rate markets.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	During the first half of the Reporting Period, we took advantage of rising interest rates to scale back the Fund’s short duration position on the U.S. Treasury yield curve. We further reduced the Fund’s short duration position toward the end of the Reporting Period, as the Fed’s dot plot indicated no interest rate hikes during 2019. (The “dot plot” shows interest rate projections of the members of the Federal Open Market Committee.) There were no other notable changes in the Fund’s weightings during the Reporting Period.

Q	How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund was underweight relative to the Index in agency pass-through mortgage securities. (Pass-through mortgage securities consist of a pool of residential mortgage loans, in which homeowners’ monthly payments of principal, interest and prepayments pass from the mortgage servicer through a government agency or investment bank to investors.) We expect spreads to widen in 2019 as the Fed continues to trim its balance sheet and should the market see increased supply during the spring/summer homebuying season. The Fund was underweight CMBS and overweight CLOs at the end of the Reporting Period. In addition, the Fund was overweight compared to the Index in ABS because of our confidence in consumer strength. More specifically, it held positions in FFELP student loan ABS, which are not represented in the Index. We maintained the Fund’s overweight in higher coupon mortgage-backed securities and its underweight in lower coupon mortgage-backed securities at the end of the Reporting Period.

40

FUND RESULTS

Q	What is the Fund’s tactical view and strategy for the months ahead?

A	At the end of the Reporting Period, we planned to maintain the Fund’s underweight versus the Index in agency mortgage-backed securities through the homebuying season. Within agency mortgage-backed securities, we expected the Fund to remain underweight in lower coupon issues and overweight in higher coupon issues. In the securitized sector, we intended to maintain the Fund’s overweight in high quality, floating rate securitized credit, with a focus on senior CLOs and FFELP ABS.

41

FUND BASICS

U.S. Mortgages Fund

as of March 31, 2019

PERFORMANCE REVIEW

April 1, 2018– March 31, 2019	Fund Total Return (based on NAV)[1]	Bloomberg Barclays U.S. Securitized Bond Index[2]	30-Day Standardized Subsidized Yield[3]	30-Day Standardized Unsubsidized Yield[3]

Class A	3.60%	4.48%	2.65%	2.48%
Institutional	4.05	4.48	3.09	2.92
Investor	3.96	4.48	3.00	2.83
Separate Account Institutional	4.07	4.48	3.10	2.93
Class R6	4.06	4.48	3.10	2.93

April 20, 2018–March 31, 2019
Class P	4.57%	5.13%	3.10%	2.93%

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Bloomberg Barclays U.S. Securitized Bond Index is an unmanaged composite of asset-backed securities, collateralized mortgage-backed securities and fixed rate mortgage-backed securities. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[3]	The method of calculation of the 30-Day Standardized Subsidized Yield is mandated by the Securities and Exchange Commission and is determined by dividing the net investment income per share earned during the last 30 days of the period by the maximum public offering price (“POP”) per share on the last day of the period. This number is then annualized. The 30-Day Standardized Subsidized Yield reflects fee waivers and/or expense reimbursements recorded by the Fund during the period. Without waivers and/or reimbursements, yields would be reduced. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not adjust for any fee waivers and/or expense reimbursements in effect. If the Fund does not incur any fee waivers and/or expense reimbursements during the period, the 30-Day Standardized Subsidized Yield and 30-Day Standardized Unsubsidized Yield will be identical.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

42

FUND BASICS

STANDARDIZED TOTAL RETURNS[4]

For the period ended 3/31/19	One Year	Five Years	Ten Years	Since Inception	Inception Date

Class A	-0.30%	1.30%	3.29%	3.21%	11/3/03
Institutional	4.05	2.45	4.04	3.86	11/3/03
Investor	3.96	2.33	N/A	2.65	7/29/11
Separate Account Institutional	4.07	2.45	4.04	3.87	11/3/03
Class P	N/A	N/A	N/A	4.57	4/20/18
Class R6	4.06	N/A	N/A	1.87	7/31/15

[4]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 3.75% for Class A Shares. Prior to July 29, 2009, the maximum initial sales charge applicable to Class A Shares was 4.5%, which is not reflected in the average annual return figures shown. Because Institutional, Investor, Separate Account Institutional, Class P and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS[5]

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	0.80%	0.87%
Institutional	0.46	0.53
Investor	0.55	0.62
Separate Account Institutional	0.45	0.52
Class P	0.45	0.52
Class R6	0.45	0.52

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least July 29, 2019, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

43

FUND BASICS

PORTFOLIO COMPOSITION[6]

Percentage of Net Assets

[6]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term investments represent commercial paper. Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

[7]	“Federal Agencies” are mortgage-backed securities guaranteed by the Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corp. (“FHLMC”). GNMA instruments are backed by the full faith and credit of the U.S. Government.

44

GOLDMAN SACHS U.S. MORTGAGES FUND

Performance Summary

March 31, 2019

The following graph shows the value, as of March 31, 2019, of a $1,000,000 investment made on April 1, 2009 in Separate Account Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Bloomberg Barclays U.S. Securitized Bond Index, is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations may cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Institutional, Investor, Class P, and Class R6 Shares will vary from Separate Account Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

U.S. Mortgages Fund’s 10 Year Performance

Performance of a $1,000,000 investment, with distributions reinvested, from April 1, 2009 through March 31, 2019.

Average Annual Total Return through March 31, 2019	One Year	Five Years	Ten Years	Since Inception
Class A (Commenced November 3, 2003)
Excluding sales charges	3.60%	2.08%	3.68%	3.47%
Including sales charges	-0.30%	1.30%	3.29%	3.21%

Institutional Class (Commenced November 3, 2003)	4.05%	2.45%	4.04%	3.86%

Investor (Commenced July 29, 2011)	3.96%	2.33%	N/A	2.65%

Separate Account Institutional (Commenced November 3, 2003)	4.07%	2.45%	4.04%	3.87%

Class P (Commenced April 20, 2018)	N/A	N/A	N/A	4.57%*

Class R6 (Commenced July 31, 2015)	4.06%	N/A	N/A	1.87%

*	Total return for periods of less than one year represents cumulative total return.

45

INDEX DEFINITIONS

Index Definitions

CDX is an index based on a basket of North American single-name high yield credit default swaps.

It is not possible to invest directly in an unmanaged index.

46

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Schedule of Investments

March 31, 2019

Principal Amount		Interest Rate		Maturity Date	Value

Sovereign Debt Obligations – 65.1%
Angola – 1.5%
	Republic of Angola (NR/B3)
	$20,730,000	8.250	%(a)	05/09/28	$21,585,112
	1,360,000	8.250		05/09/28	1,416,100
	460,000	9.375	(a)	05/08/48	496,333
	1,300,000	9.375		05/08/48	1,402,681

					24,900,226

Argentina – 4.9%
	Province of Santa Fe (NR/B2)
	2,670,000	7.000	(a)	03/23/23	2,262,825
	1,850,000	7.000		03/23/23	1,567,875
	Provincia de Buenos Aires (B/B2)(b)
EUR	134,999	4.000		05/01/20	147,778
	Provincia de Cordoba (B/B2)
	$2,090,000	7.450		09/01/24	1,681,102
	Provincia de la Rioja (B/NR)(a)
	5,880,000	9.750		02/24/25	4,717,671
	Republic of Argentina (NR/NR)
	2,125,000	4.500		06/21/19	2,088,323
	Republic of Argentina (NR/NR)
ARS	13,000,000	4.000		03/06/20	440,696
	(Argentina Deposit Rates + 2.000%)
	50,805,000	44.503	(c)	04/03/22	1,148,124
	Republic of Argentina (NR/B2)
	5,158,794	2.500		07/22/21	100,216
	(Argentina Deposit Rates + 3.250%)
	32,225,000	42.415	(c)	03/29/24	656,573
	(Argentina Deposit Rates + 3.830%)
	32,930,000	50.198	(c)	05/31/22	687,187
	Republic of Argentina (B/NR)
EUR	13,417,011	7.820		12/31/33	12,888,150
	$5,005,276	8.280		12/31/33	4,042,035
	(Argentina Deposit Rates + 3.250%)
ARS	18,350,000	49.438	(c)	03/01/20	416,402
	Republic of Argentina (B/B2)
EUR	13,360,000	3.375		01/15/23	11,989,642
	4,410,000	5.000		01/15/27	3,668,313
	$2,290,000	6.875		01/26/27	1,850,320
	160,000	5.875		01/11/28	122,702
EUR	13,560,000	5.250		01/15/28	11,168,704
	2,931,101	7.820		12/31/33	2,846,143
	$112,163	8.280		12/31/33	92,827
	15,080,000	7.125		07/06/36	11,558,820
EUR	2,710,000	3.380	(b)	12/31/38	1,721,535
	2,050,000	6.250		11/09/47	1,655,703
	$1,060,000	6.875		01/11/48	776,985

					80,296,651

Azerbaijan – 0.1%
	Republic of Azerbaijan (NR/Ba2)
	2,260,000	3.500		09/01/32	1,980,901

Bahrain – 0.2%
	Kingdom of Bahrain (B+/NR)
	560,000	7.000		10/12/28	600,600
	1,047,000	6.750		09/20/29	1,104,585
	1,260,000	7.500		09/20/47	1,345,050

					3,050,235

Sovereign Debt Obligations – (continued)
Belize(a)(b) – 0.1%
	Republic of Belize (B-/B3)
	2,446,500	4.938%		02/20/34	1,434,261

Bermuda(a)(d) – 0.2%
	Bermuda Government Bond (A+/A2)
	3,210,000	3.717		01/25/27	3,174,000

Brazil(d) – 0.6%
	Federal Republic of Brazil (NR/NR)
	10,720,000	4.500		05/30/29	10,505,600

Chile – 0.1%
	Republic of Chile (A+/NR)
	2,220,000	3.860		06/21/47	2,264,400

Colombia(d) – 0.9%
	Republic of Colombia (BBB-/Baa2)
	9,380,000	2.625		03/15/23	9,181,566
	4,690,000	5.200		05/15/49	5,025,335

					14,206,901

Costa Rica – 1.0%
	Republic of Costa Rica (NR/NR)
	1,690,000	9.200		02/23/22	1,693,211
	1,680,000	9.200	(a)	02/21/24	1,708,031
	Republic of Costa Rica (B+/B1)
	2,040,000	9.995		08/01/20	2,142,112
	410,000	5.625		04/30/43	351,393
	8,840,000	7.158	(a)	03/12/45	8,619,000
	2,450,000	7.158		03/12/45	2,388,750

					16,902,497

Croatia – 0.1%
	Republic of Croatia (BBB-/Ba2)
EUR	1,157,000	3.875		05/30/22	1,437,386
	$280,000	5.500		04/04/23	303,450

					1,740,836

Dominican Republic – 2.3%
	Dominican Republic (NR/NR)
DOP	20,700,000	16.000		07/10/20	441,276
	13,900,000	11.500		05/10/24	293,653
	8,900,000	18.500	(a)	02/04/28	243,954
	134,200,000	11.375		07/06/29	2,862,142
	Dominican Republic (BB-/Ba3)
	$1,500,000	8.625		04/20/27	1,758,847
	316,000	7.450		04/30/44	357,712
	9,870,000	6.850	(a)	01/27/45	10,610,250
	6,599,000	6.850		01/27/45	7,093,925
	13,980,000	6.500	(a)	02/15/48	14,513,966

					38,175,725

Ecuador – 2.8%
	Ecuador Government International Bond (B-/NR)
	7,900,000	9.650	(a)	12/13/26	8,286,113
	10,080,000	9.625	(a)	06/02/27	10,518,480
	300,000	7.875		01/23/28	285,031
	2,980,000	10.750	(a)	01/31/29	3,303,330
	Ecuador Government International Bond (B-/B3)(a)
	23,140,000	8.875		10/23/27	23,209,420

					45,602,374

The accompanying notes are an integral part of these financial statements.	47

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Schedule of Investments (continued)

March 31, 2019

Principal Amount		Interest Rate		Maturity Date	Value

Sovereign Debt Obligations – (continued)
Egypt – 2.0%
	Republic of Egypt (NR/B3)
	$1,050,000	8.500%		01/31/47	$1,071,000
	Republic of Egypt (B/B3)(a)
EUR	8,360,000	4.750		04/16/26	9,237,165
	10,810,000	5.625		04/16/30	11,641,076
	$4,730,000	8.700		03/01/49	4,907,375
	Republic of Egypt (B/B3u)(a)
	6,090,000	7.903		02/21/48	5,892,075

					32,748,691

El Salvador – 0.1%
	El Salvador Government International Bond (B-/B3)
	1,550,000	7.375		12/01/19	1,559,633
	260,000	5.875		01/30/25	253,689

					1,813,322

Gabon – 0.8%
	Republic of Gabon (NR/NR)
	11,085,000	6.375		12/12/24	10,600,031
	Republic of Gabon (NR/Caa1)
	1,720,000	6.950		06/16/25	1,655,500

					12,255,531

Ghana – 2.0%
	Republic of Ghana (NR/B1)
	1,970,000	10.750		10/14/30	2,403,400
	Republic of Ghana (B/B3)
	2,610,000	7.875	(a)	03/26/27	2,632,837
	11,840,000	7.625		05/16/29	11,603,200
	6,050,000	8.125	(a)	03/26/32	6,020,143
	1,210,000	8.627	(a)	06/16/49	1,178,238
	9,340,000	8.627		06/16/49	9,094,825

					32,932,643

Guatemala – 2.0%
	Republic of Guatemala (BB-/Ba1)
	3,410,000	5.750		06/06/22	3,562,103
	6,440,000	4.500	(a)	05/03/26	6,324,080
	7,730,000	4.500		05/03/26	7,590,860
	8,400,000	4.375	(a)	06/05/27	8,118,642
	750,000	4.375		06/05/27	724,879
	6,480,000	4.875		02/13/28	6,463,249

					32,783,813

Honduras – 1.0%
	Republic of Honduras (BB-/B1)
	8,410,000	8.750	(a)	12/16/20	9,009,212
	6,018,000	8.750		12/16/20	6,446,783
	1,310,000	7.500	(a)	03/15/24	1,433,618
	200,000	7.500		03/15/24	218,873

					17,108,486

Hungary – 0.8%
	Hungary Government Bond (BBB/Baa3)
	11,960,000	6.250		01/29/20	12,254,575

Sovereign Debt Obligations – (continued)
Indonesia – 7.2%
	Perusahaan Penerbit SBSN (NR/Baa2)
	2,550,000	3.400	%(a)	03/29/22	2,545,219
	670,000	4.350		09/10/24	690,800
	25,210,000	4.150	(a)	03/29/27	25,484,159
	310,000	4.150		03/29/27	313,371
	Perusahaan Penerbit SBSN (BBB-/Baa2)
	360,000	3.300		11/21/22	359,444
	6,720,000	4.325	(a)	05/28/25	6,901,272
	1,130,000	4.550	(a)	03/29/26	1,174,708
	35,440,000	4.400	(a)	03/01/28	36,385,362
	Perusahaan Penerbit SBSN Indonesia III (BBB-/Baa2)
	3,359,000	4.325		05/28/25	3,449,609
	9,930,000	4.550		03/29/26	10,322,880
	Republic of Indonesia (BBB-/Baa2)
EUR	620,000	2.625	(a)	06/14/23	739,822
	$14,844,000	5.875		01/15/24	16,369,741
	5,880,000	4.125		01/15/25	6,023,090
EUR	370,000	3.375		07/30/25	463,816
	$2,340,000	4.750	(a)	01/08/26	2,470,677
EUR	2,530,000	3.750		06/14/28	3,284,805

					116,978,775

Ivory Coast – 0.4%
	Republic of Ivory Coast (NR/Ba3)
	2,370,000	6.625	(a)	03/22/48	2,531,616
	4,100,000	6.625		03/22/48	4,379,588

					6,911,204

Kazakhstan(a) – 0.2%
	Republic of Kazakhstan (BBB-/Baa3)
	2,300,000	1.550		11/09/23	2,661,296

Kenya – 0.6%
	Republic of Kenya (B+/NR)
	$8,591,000	6.875		06/24/24	8,816,514
	750,000	7.250	(a)	02/28/28	757,500

					9,574,014

Kuwait – 0.4%
	Republic of Kuwait (AA/NR)
	1,540,000	3.500	(a)	03/20/27	1,568,552
	5,660,000	3.500		03/20/27	5,764,936

					7,333,488

Macedonia – 1.9%
	Republic of Macedonia (BB-/NR)
EUR	216,000	3.975		07/24/21	257,031
	5,640,000	5.625	(a)	07/26/23	7,293,166
	5,220,000	5.625		07/26/23	6,750,058
	10,480,000	2.750	(a)	01/18/25	12,121,376
	4,130,000	2.750		01/18/25	4,776,840

					31,198,471

Nigeria – 3.6%
	Republic of Nigeria (B/B2)
	$3,610,000	6.500	(a)	11/28/27	3,564,875
	5,820,000	7.143	(a)	02/23/30	5,812,725
	9,140,000	8.747	(a)	01/21/31	10,076,850

48	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Principal Amount		Interest Rate		Maturity Date	Value

Sovereign Debt Obligations – (continued)
Nigeria – (continued)
	Republic of Nigeria (B/B2) – (continued)
	$2,260,000	7.875	%(a)	02/16/32	$2,347,575
	12,490,000	7.875		02/16/32	12,973,987
	13,190,000	7.696	(a)	02/23/38	13,071,224
	1,650,000	7.696		02/23/38	1,635,142
	4,060,000	7.625	(a)	11/28/47	3,943,275
	500,000	7.625		11/28/47	485,625
	3,490,000	9.248	(a)	01/21/49	3,865,175

					57,776,453

Oman(a) – 0.7%
	Republic of Oman (NR/Ba1)
	12,590,000	6.750		01/17/48	11,173,625

Panama – 0.1%
	Panama Notas del Tesoro (BBB/NR)
	920,000	4.875		02/05/21	946,680

Papua New Guinea(a) – 0.2%
	Papua New Guinea Government International Bond (B/B2)
	3,790,000	8.375		10/04/28	4,077,225

Paraguay – 2.5%
	Republic of Paraguay (BB/NR)(a)
	7,150,000	4.700		03/27/27	7,446,189
	4,590,000	5.600		03/13/48	4,912,792
	Republic of Paraguay (BB/Ba1)
	12,098,000	4.625		01/25/23	12,506,368
	3,930,000	5.000	(a)	04/15/26	4,126,500
	2,655,000	5.000		04/15/26	2,787,750
	5,650,000	6.100		08/11/44	6,398,625
	1,790,000	5.400	(a)(d)	03/30/50	1,866,075

					40,044,299

Philippines – 0.3%
	Republic of Philippines (BBB/Baa2)
	4,040,000	3.750		01/14/29	4,214,363

Qatar(a) – 1.6%
	Qatar Government International Bond (AA-/Aa3)
	350,000	3.375		03/14/24	353,500
	5,670,000	4.000		03/14/29	5,846,365
	2,950,000	4.817		03/14/49	3,101,188
	Republic of Qatar (AA-/Aa3)
	4,200,000	4.500		04/23/28	4,499,250
	10,470,000	5.103		04/23/48	11,469,833

					25,270,136

Romania – 2.3%
	Republic of Romania (BBB-/Baa3)
EUR	4,370,000	2.375	(a)	04/19/27	4,962,957
	7,360,000	2.875		05/26/28	8,472,804
	2,280,000	3.875		10/29/35	2,647,106
	9,740,000	3.875	(a)	10/29/35	11,308,252
	3,940,000	3.375	(a)	02/08/38	4,284,785
	$3,080,000	5.125	(a)	06/15/48	3,068,450
EUR	1,730,000	4.625	(a)	04/03/49	2,013,402

					36,757,756

Sovereign Debt Obligations – (continued)
Russia – 1.6%
	Russian Federation Bond (NR/NR)
EUR	4,000,000	2.875	%(a)	12/04/25	4,631,707
	$14,600,000	4.750		05/27/26	15,020,845
	2,400,000	5.100	(a)	03/28/35	2,433,600
	Russian Federation Bond (BBB-/Baa3)
	800,000	4.500	(a)	04/04/22	823,200
	2,000,000	4.875	(a)	09/16/23	2,097,000
	200,000	4.875		09/16/23	209,700

					25,216,052

Senegal(a) – 0.4%
	Republic of Senegal (B+/Ba3)
EUR	5,680,000	4.750		03/13/28	6,299,862

Serbia – 0.4%
	Republic of Serbia (BB/Ba3)
	$5,711,000	4.875		02/25/20	5,768,681

South Africa – 2.1%
	Republic of South Africa (NR/Baa3)
	2,490,000	4.850		09/27/27	2,427,750
	7,450,000	5.650		09/27/47	7,095,194
	Republic of South Africa (BB/Baa3)
	730,000	4.665		01/17/24	736,388
	20,055,000	5.875		09/16/25	21,158,025
	2,670,000	4.300		10/12/28	2,493,179

					33,910,536

Sri Lanka – 4.6%
	Republic of Sri Lanka (B/B2)
	1,260,000	6.250		10/04/20	1,277,092
	1,222,000	6.250	(a)	10/04/20	1,238,576
	7,814,000	6.250		07/27/21	7,929,843
	7,300,000	5.750	(a)	01/18/22	7,285,655
	19,380,000	5.750	(a)	04/18/23	19,131,645
	Republic of Sri Lanka (B/B2)(a)
	10,540,000	6.850		03/14/24	10,803,500
	Republic of Sri Lanka (B/B2)
	7,450,000	6.125		06/03/25	7,263,750
	6,010,000	6.850	(a)	11/03/25	6,067,125
	5,430,000	6.850		11/03/25	5,481,612
	4,190,000	6.750	(a)	04/18/28	4,132,388
	Republic of Sri Lanka (B/B2)(a)
	4,320,000	7.850		03/14/29	4,522,500

					75,133,686

Suriname – 0.6%
	Republic of Suriname (B/B2)
	6,370,000	9.250	(a)	10/26/26	6,261,710
	2,866,000	9.250		10/26/26	2,817,278

					9,078,988

Tunisia(a) – 0.2%
	Banque Centrale de Tunisie International Bond (NR/B2)
EUR	3,070,000	6.750		10/31/23	3,331,851

The accompanying notes are an integral part of these financial statements.	49

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Schedule of Investments (continued)

March 31, 2019

Principal Amount		Interest Rate		Maturity Date	Value

Sovereign Debt Obligations – (continued)
Turkey – 3.4%
	Republic of Turkey (NR/Ba3)
	$13,563,000	5.750%		03/22/24	$12,830,937
EUR	270,000	4.625		03/31/25	294,182
	8,370,000	3.250		06/14/25	8,488,875
	6,280,000	5.200		02/16/26	6,938,923
	$1,940,000	4.875		10/09/26	1,672,658
	5,520,000	6.000		03/25/27	5,048,233
	1,740,000	6.125		10/24/28	1,576,875
	750,000	7.625		04/26/29	740,625
	7,640,000	5.750		05/11/47	6,067,497
	1,726,000	6.250		09/26/22	1,702,414
	6,539,000	7.375		02/05/25	6,539,000
	450,000	6.750		05/30/40	398,338
	2,690,000	6.000		01/14/41	2,209,149

					54,507,706

Ukraine – 3.9%
	Ukraine Government Bond (B-/NR)(a)
	8,990,000	8.994		02/01/24	9,039,445
	Ukraine Government Bond (B-/NR)
	2,670,000	9.750		11/01/28	2,749,606
	Ukraine Government Bond (B-/NR)
	2,720,000	7.375		09/25/32	2,423,520
	6,080,000	0.000	(e)	05/31/40	3,880,165
	Ukraine Government Bond (B-/Caa1)
	2,910,000	7.750		09/01/21	2,886,720
	410,000	7.750		09/01/22	402,722
	7,910,000	7.750		09/01/23	7,704,340
	14,050,000	7.750		09/01/24	13,544,200
	11,860,000	7.750		09/01/25	11,290,720
	4,750,000	7.750		09/01/26	4,465,000
	4,649,000	7.750		09/01/27	4,332,868

					62,719,306

United Arab Emirates – 1.3%
	Abu Dhabi Government International Bond (AA/NR)
	9,110,000	3.125		05/03/26	9,110,000
	8,910,000	3.125	(a)	10/11/27	8,832,038
	2,890,000	4.125	(a)	10/11/47	2,911,675

					20,853,713

Uruguay – 0.3%
	Republic of Uruguay (NR/Baa2)
	1,440,000	4.975		04/20/55	1,508,400
	Republic of Uruguay (BBB/Baa2)(d)
	3,110,000	4.375		01/23/31	3,249,950

					4,758,350

Uzbekistan(a) – 0.4%
	Republic of Uzbekistan (BB-/NR)
	3,440,000	4.750		02/20/24	3,423,790
	2,530,000	5.375		02/20/29	2,516,571

					5,940,361

Venezuela(d)(f) – 0.0%
	Debt and Asset Trading Corp. (NR/NR)
	340,000	1.000		10/10/25	234,265

Sovereign Debt Obligations – (continued)
Zambia – 0.4%
	Republic of Zambia (B-/NR)
	9,184,000	5.375		09/20/22	6,554,024
	200,000	8.970		07/30/27	145,250

					6,699,274

	TOTAL SOVEREIGN DEBT OBLIGATIONS
	(Cost $1,079,645,849)				$1,055,502,084

Corporate Obligations – 26.1%
Argentina(d) – 0.2%
	Telecom Argentina SA (NR/B1)
	$1,600,000	6.500	%(a)	06/15/21	$1,585,584
	1,190,000	6.500		06/15/21	1,179,278

					2,764,862

Brazil – 1.1%
	Banco do Brasil SA (CCC+/NR)(c)(d) (10 Year CMT + 4.398%)
	4,810,000	6.250		10/29/49	4,327,124
	Banco do Brasil SA (CCC+/B2)(c)(d) (10 Year CMT + 6.362%)
	8,210,000	9.000		06/29/49	8,667,543
	Embraer Overseas Ltd. (BBB/Ba1)
	890,000	5.696		09/16/23	951,441
	Globo Comunicacao e Participacoes SA (BB+/Ba1)
	370,000	4.875		04/11/22	375,130
	Samarco Mineracao SA (NR/WR)(g)
	3,185,000	4.125		11/01/22	2,014,513
	2,080,000	5.750		10/24/23	1,362,400
	800,000	5.375		09/26/24	525,800

					18,223,951

British Virgin Islands – 0.4%
	Huarong Finance 2017 Co. Ltd. (NR/Baa1)(c)(d) (5 Year CMT + 6.983%)
	3,530,000	4.000		11/07/99	3,428,071
	Huarong Finance II Co. Ltd.
	1,670,000	5.500		01/16/25	1,776,989
	1,000,000	5.000		11/19/25	1,043,945

					6,249,005

Burundi – 0.2%
	Eastern & Southern African Trade & Development Bank (NR/Baa3)
	3,990,000	5.375		03/14/22	4,059,825

Chile(a) – 0.5%
	Embotelladora Andina SA (BBB/NR)
	506,000	5.000		10/01/23	530,217
	GNL Quintero SA (BBB/Baa2)
	1,160,000	4.634		07/31/29	1,198,106
	Itau CorpBanca (BBB+/A3)
	2,581,000	3.875		09/22/19	2,579,710
	Sociedad Quimica y Minera de Chile SA (BBB+/Baa1)(d)
	3,291,000	4.375		01/28/25	3,313,362

					7,621,395

50	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Principal Amount		Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
China – 0.6%
	China Evergrande Group (NR/NR)(h)
HKD	2,000,000	4.250%		02/14/23	$247,984
	China Evergrande Group (NR/B2)(d)
	$2,930,000	8.250		03/23/22	2,873,143
	China Evergrande Group (B/B2)(d)
	1,300,000	8.750		06/28/25	1,225,250
	Kaisa Group Holdings Ltd. (NR/NR)(d)
	2,670,000	8.500		06/30/22	2,467,387
	2,790,000	9.375		06/30/24	2,496,450

					9,310,214

Colombia – 0.5%
	Banco de Bogota SA (NR/Ba2)
	580,000	6.250		05/12/26	625,312
	6,870,000	6.250	(a)	05/12/26	7,406,719

					8,032,031

Cyprus – 0.1%
	MHP SE (B/NR)
	1,590,000	7.750		05/10/24	1,595,788

Dominican Republic(a)(d) – 0.2%
	Aeropuertos Dominicanos Siglo XXI SA (BB-/Ba3)
	3,220,000	6.750		03/30/29	3,272,325

Ecuador(f) – 0.1%
	EP PetroEcuador via Noble Sovereign Funding I Ltd. (B-/NR)(c) (3M USD LIBOR + 5.630%)
	448,947	8.240		09/24/19	450,294
	Petroamazonas EP (NR/NR)(a)
	570,000	4.625		11/06/20	560,330

					1,010,624

India – 0.7%
	Greenko Investment Co. (B+/NR)(a)(d)
	3,290,000	4.875		08/16/23	3,133,511
	Reliance Industries Ltd. (BBB+/Baa2)
	1,130,000	4.125		01/28/25	1,146,786
	6,470,000	3.667	(a)	11/30/27	6,298,125
	570,000	3.667		11/30/27	554,858

					11,133,280

Indonesia – 0.2%
	Bank Rakyat Indonesia Persero Tbk PT (NR/Baa2)
	2,790,000	3.950		03/28/24	2,803,950

Ireland – 0.7%
	Credit Bank of Moscow Via CBOM Finance PLC (NR/NR)(c)(d) (5 Year USD Swap + 5.416%)
	710,000	7.500		10/05/27	587,525
	Credit Bank of Moscow Via CBOM Finance PLC (NR/Caa2u)(c)(d) (5 Year USD Swap + 6.942%)
	5,740,000	8.875		08/10/66	4,466,897
	Credit Bank of Moscow Via CBOM Finance PLC (BB-/Ba3)(a)
	3,010,000	5.550		02/14/23	2,904,650
	Phosagro OAO Via Phosagro Bond Funding DAC (BBB-/Baa3)(a)
	3,610,000	3.949		04/24/23	3,506,212

					11,465,284

Corporate Obligations – (continued)
Isle Of Man – 0.2%
	Gohl Capital Ltd. (NR/Baa1)
	3,820,000	4.250		01/24/27	3,801,798

Italy(d) – 0.5%
	Wind Tre SpA (BB-/B1)
EUR	3,770,000	2.625	(a)	01/20/23	4,099,253
	2,830,000	2.625		01/20/23	3,077,158
	$985,000	5.000	(a)	01/20/26	896,350

					8,072,761

Ivory Coast – 0.7%
	Agromercantil Senior Trust (BB-/NR)(a)
	3,420,000	6.250		04/10/19	3,412,322
	Brazil Minas SPE via State of Minas Gerais (BB-/NR)(a)(f)
	3,150,000	5.333		02/15/28	3,220,875
	Comunicaciones Celulares SA Via Comcel Trust (NR/Ba1)(d)
	3,980,000	6.875		02/06/24	4,134,225
	Independencia International Ltd. (NR/NR)(a)(g)(i)
	1,277,436	12.000		12/30/16	—

					10,767,422

Jamaica(d) – 0.4%
	Digicel Group Two Ltd. (NR/Caa3)(a)
	263,000	8.250		09/30/22	88,219
	Digicel Ltd. (NR/B3)
	3,860,000	6.000	(a)(j)	04/15/21	3,242,400
	2,960,000	6.000	(j)	04/15/21	2,486,400
	360,000	6.750		03/01/23	228,150

					6,045,169

Japan(c)(d) – 0.2%
	SoftBank Group Corp. (B+/Ba3) (5 Year USD ICE Swap + 4.226%)
	4,380,000	6.000		12/31/99	4,100,775

Luxembourg – 1.5%
	Altice Financing SA (B+/B2)(d)
	1,590,000	6.625		02/15/23	1,621,800
	1,160,000	6.625	(a)	02/15/23	1,186,100
	7,860,000	7.500		05/15/26	7,761,750
	Gazprom OAO Via Gaz Capital SA (BBB-/NR)
	490,000	5.150		02/11/26	496,921
	2,180,000	5.150	(a)	02/11/26	2,210,793
	Gazprom OAO Via Gaz Capital SA (BBB-/Baa2)
	6,400,000	9.250	(h)	04/23/19	6,419,200
	410,000	8.625	(h)	04/28/34	528,449
	3,970,000	7.288		08/16/37	4,663,678
	MHP Lux SA (B/NR)
	380,000	6.950		04/03/26	356,250

					25,244,941

Mauritius – 0.3%
	Greenko Investment Co. (B+/NR)(d)
	200,000	4.875		08/16/23	190,487
	MTN Mauritius Investments Ltd. (BB+/Ba1)
	2,000,000	5.373		02/13/22	2,011,400
	1,790,000	4.755		11/11/24	1,698,262
	1,150,000	6.500	(a)	10/13/26	1,167,250

					5,067,399

The accompanying notes are an integral part of these financial statements.	51

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Schedule of Investments (continued)

March 31, 2019

Principal Amount		Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Mexico – 4.2%
	America Movil SAB de CV (A-/A3)
MXN	19,010,000	6.000%		06/09/19	$964,591
	Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand (NR/Baa3)(a)(c)(d) (5 Year CMT + 2.995%)
	$1,090,000	5.950		10/01/28	1,115,888
	BBVA Bancomer SA (BB+/NR)(c)(d)
	(5 Year CMT + 2.650%)
	3,930,000	5.125	(a)	01/18/33	3,628,372
	(5Year H15T + 2.650%)
	660,000	5.125		01/18/33	609,345
	Corporacion Geo SA (NR/NR)(i)
	314,572	8.000		04/13/21	—
	Mexico City Airport Trust (BBB+/Baa3)(d)
	1,180,000	4.250	(a)	10/31/26	1,134,570
	1,409,000	4.250		10/31/26	1,354,753
	5,200,000	3.875	(a)	04/30/28	4,700,410
	2,190,000	5.500	(a)	10/31/46	2,020,494
	722,000	5.500		10/31/46	666,117
	10,548,000	5.500		07/31/47	9,705,637
	2,770,000	5.500	(a)	07/31/47	2,548,788
	Petroleos Mexicanos (BBB+/Baa3)
	8,549,000	6.375		02/04/21	8,822,568
	35,000	4.875		01/24/22	35,298
	2,610,000	5.375		03/13/22	2,653,822
EUR	15,380,000	5.125		03/15/23	18,808,265
	1,980,000	4.875		02/21/28	2,254,382
	$2,991,000	6.375		01/23/45	2,641,950
	365,000	6.750		09/21/47	336,727
	2,052,000	6.350		02/12/48	1,809,146
	Unifin Financiera SAB de CV SOFOM ENR (BB/NR)(a)(d)
	2,800,000	7.375		02/12/26	2,607,556

					68,418,679

Netherlands – 2.1%
	Embraer Netherlands Finance B.V. (BBB/NR)
	330,000	5.400		02/01/27	355,575
	Embraer Netherlands Finance B.V. (BBB/Ba1)
	654,000	5.050		06/15/25	689,970
	Greenko Dutch BV (NR/Ba2)(a)(d)
	770,000	5.250		07/24/24	741,267
	Lukoil International Finance B.V. (BBB/NR)
	1,090,000	4.750		11/02/26	1,102,263
	Lukoil International Finance B.V. (BBB/Baa2)
	1,450,000	4.563		04/24/23	1,468,125
	Metinvest B.V. (B-/NR)(a)(d)
	2,035,000	7.750		04/23/23	1,981,581
	Minejesa Capital B.V. (NR/Baa3)
	5,300,000	4.625		08/10/30	5,127,012
	Myriad International Holdings B.V. (BBB-/Baa3)(d)
	460,000	5.500		07/21/25	492,200
	NE Property B.V. (BBB/NR)(d)
EUR	980,000	1.750		11/23/24	1,003,125
	NE Property B.V. (BBB/WR)
	1,390,000	3.750		02/26/21	1,586,519

Corporate Obligations – (continued)
Netherlands – (continued)
	Petrobras Global Finance B.V. (BB-/Ba2)
	3,020,000	8.750		05/23/26	3,568,130
	1,990,000	7.375		01/17/27	2,191,487
	470,000	5.750		02/01/29	464,055
	2,150,000	6.900		03/19/49	2,121,405
	Syngenta Finance NV (BBB-/Ba2)(a)(d)
	2,340,000	5.182		04/24/28	2,378,680
	8,480,000	5.676		04/24/48	8,026,490
	Teva Pharmaceutical Finance Netherlands III B.V. (BB/Ba2)
	494,000	1.700		07/19/19	490,789

					33,788,673

Pakistan(a) – 0.3%
	The Third Pakistan International Sukuk Co. Ltd. (B-/B3)
	4,970,000	5.625		12/05/22	4,926,512

Panama(a) – 0.0%
	Autoridad del Canal de Panama (A-/A1)
	380,000	4.950		07/29/35	405,650

Paraguay(d) – 0.2%
	Telefonica Celular del Paraguay SA (NR/Ba1)
	2,700,000	6.750		12/13/22	2,754,000

Peru – 0.7%
	ABY Transmision Sur SA (BBB/NR)(a)
	5,096,016	6.875		04/30/43	5,599,248
	Corp. Lindley SA (BBB/NR)
	3,560,000	6.750		11/23/21	3,744,782
	1,630,000	6.750	(a)	11/23/21	1,714,605
	120,000	4.625	(a)	04/12/23	121,991

					11,180,626

Saudi Arabia(a) – 0.6%
	KSA Sukuk Ltd. (NR/A1)
	9,330,000	4.303		01/19/29	9,675,210

Singapore – 0.3%
	ABJA Investment Co. Pte Ltd. (BB-/NR)
	510,000	5.950		07/31/24	520,922
	3,646,000	5.450		01/24/28	3,427,240
	Eterna Capital Pte Ltd. (CCC+p/Caa1)(d)(k)
	350,000	8.000		12/11/22	318,456
	Innovate Capital Pte Ltd. (NR/NR)(d)(k)
	582,383	6.000		12/11/24	332,916
	Medco Straits Services Pte Ltd. (B/B2)(d)
	400,000	8.500		08/17/22	424,074

					5,023,608

South Africa – 0.1%
	Eskom Holdings SOC Ltd. (CCC+/B3)
	520,000	6.750		08/06/23	513,500
	800,000	7.125		02/11/25	791,000

					1,304,500

Thailand(a) – 0.2%
	Thaioil Treasury Center Co. Ltd. (BBB/Baa1)
	2,340,000	5.375		11/20/48	2,630,944

52	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Principal Amount		Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Turkey – 2.6%
	Akbank Turk A/S (NR/Caa1)(c)(d) (5 Year USD Swap + 4.029)
	$2,874,000	6.797%		04/27/28	$2,357,255
	Hazine Mustesarligi Varlik Kiralama A/S (NR/Ba3)
	18,880,000	5.004	(a)	04/06/23	17,841,600
	10,280,000	5.004		04/06/23	9,714,600
	TC Ziraat Bankasi A/S (NR/B1)
	1,000,000	5.125		05/03/22	910,100
	2,370,000	5.125	(a)	09/29/23	2,065,099
	Turkiye Sise ve Cam Fabrikalari A/S (NR/Ba2)(a)(d)
	570,000	6.950		03/14/26	549,338
	Turkiye Vakiflar Bankasi TAO (NR/B1)(a)
	2,520,000	8.125		03/28/24	2,375,100
	Yapi ve Kredi Bankasi A/S (NR/B1)
	1,820,000	6.100		03/16/23	1,646,900
	Yapi ve Kredi Bankasi A/S (NR/B1)
	400,000	5.850		06/21/24	343,978
	4,610,000	8.250	(a)	10/15/24	4,414,536

					42,218,506

United Arab Emirates – 1.7%
	Abu Dhabi Crude Oil Pipeline LLC (AA/NR)(a)
	16,090,000	4.600		11/02/47	16,572,700
	Dolphin Energy Ltd. LLC (NR/A2)
	61,040	5.888		06/15/19	60,811
	2,580,000	5.500		12/15/21	2,716,521
	DP World PLC (NR/Baa1)(h)
	8,400,000	1.750		06/19/24	8,119,146

					27,469,178

United States – 0.9%
	Brazil Loan Trust 1 (BB-/NR)(a)(l)
	6,632,083	5.477		07/24/23	6,814,465
	CEMEX Finance LLC (BB/NR)(d)
EUR	1,160,000	4.625		06/15/24	1,359,786
	SASOL Financing USA LLC (BBB-/Baa3)(d)
	$6,720,000	5.875		03/27/24	7,114,800
	The Bank of New York Mellon SA (NR/NR)(i)
	520,000	9.625		05/03/21	—

					15,289,051

Venezuela(g) – 2.9%
	Petroleos de Venezuela SA (NR/NR)
	138,210,000	6.000		10/28/22	24,013,987
	Petroleos de Venezuela SA (CCC-/NR)
	2,180,000	5.500		04/12/37	493,225
	Petroleos de Venezuela SA (D/NR)
	76,690,000	6.000		05/16/24	17,159,388
	3,387,934	6.000		11/15/26	758,050
	19,170,000	5.375		04/12/27	4,337,213

					46,761,863

	TOTAL CORPORATE OBLIGATIONS
	(Cost $460,274,942)				$422,489,799

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Debt Obligations – 0.8%
Puerto Rico – 0.8%
Puerto Rico Sales Tax Financing Corp. Sales Tax RB Series 2018 A-1 (NR/NR)
$258,000	0.000	%(e)	07/01/24	$216,624
437,000	0.000	(e)	07/01/27	325,845
426,000	0.000	(d)(e)	07/01/29	282,468
549,000	0.000	(d)(e)	07/01/31	324,777
618,000	0.000	(d)(e)	07/01/33	327,960
453,000	4.500	(d)	07/01/34	457,997
229,000	4.550	(d)	07/01/40	225,341
5,885,000	0.000	(d)(e)	07/01/46	1,265,863
4,794,000	0.000	(d)(e)	07/01/51	758,507
1,682,000	4.750	(d)	07/01/53	1,594,822
4,253,000	5.000	(d)	07/01/58	4,202,177
Puerto Rico Sales Tax Financing Corp. Sales Tax RB Series 2018 A-2 (NR/NR)(d)
2,329,000	4.550		07/01/40	2,055,366
70,000	4.750		07/01/53	60,026
934,000	5.000		07/01/58	817,259

TOTAL MUNICIPAL DEBT OBLIGATIONS
(Cost $12,475,224)				$12,915,032

Shares	Dividend Rate	Value

Investment Company(m) – 0.9%
Goldman Sachs Financial Square Government Fund – Institutional Shares
14,750,424	2.437%	$14,750,424
(Cost $14,750,424)

TOTAL INVESTMENTS — 92.9%
(Cost $1,567,146,439)		$1,505,657,339

Principal Amount	Interest Rate (Paid) Received	Maturity Date	Value

Reverse Repurchase Agreement – (0.3)%
Barclays Reverse Repurchase Agreement (NR/NR)
$(5,005,000)	(0.500)%	04/01/19	$(5,005,000)

TOTAL REVERSE REPURCHASE AGREEMENTS
(Cost $(5,005,000))

OTHER ASSETS IN EXCESS OF LIABILITIES – 7.4%			120,684,595

NET ASSETS – 100.0%			$1,621,336,934

The accompanying notes are an integral part of these financial statements.	53

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Schedule of Investments (continued)

March 31, 2019

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(b)	Coupon changes periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect on March 31, 2019.

(c)	Variable rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect on March 31, 2019.

(d)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.

(e)	Issued with a zero coupon. Income is recognized through the accretion of discount.

(f)	Guaranteed by a foreign government until maturity. Total market value of these securities amounts to $4,465,764, which represents approximately 0.3% of the Fund’s net assets as of March 31, 2019.

(g)	Security is currently in default and/or non-income producing.

(h)	Security with “Put” features and resetting interest rates. Maturity dates disclosed are the puttable dates. Interest rate disclosed is that which is in effect on March 31, 2019.

(i)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.

(j)	All or a portion of the security was pledged as collateral against open reverse repurchase agreements. As of March 31, 2019, the value of securities pledged amounted to $4,620,000, which represents approximately 0.3% of the Fund’s net assets as of March 31, 2019.

(k)	Pay-in-kind securities.

(l)	Guaranteed by the United States Government until maturity. Total market value for these securities amounts to $6,814,465, which represents approximately 0.4% of the Fund’s net assets as of March 31, 2019.

(m)	Represents an affiliated fund.

Currency Abbreviations:
ARS	—Argentine Peso
BRL	—Brazilian Real
CLP	—Chilean Peso
CNH	—Chinese Yuan Renminbi Offshore
COP	—Colombian Peso
CZK	—Czech Koruna
DOP	—Dominican Peso
EUR	—Euro
HKD	—Hong Kong Dollar
HUF	—Hungarian Forint
IDR	—Indonesian Rupiah
INR	—Indian Rupee
KRW	—South Korean Won
MXN	—Mexican Peso
MYR	—Malaysian Ringgit
PHP	—Philippine Peso
PLN	—Polish Zloty
RON	—New Romanian Leu
RUB	—Russian Ruble
SGD	—Singapore Dollar
TRY	—Turkish Lira
TWD	—Taiwan Dollar
USD	—U.S. Dollar
ZAR	—South African Rand

Investment Abbreviations:
CMT	—Constant Maturity Treasury Indexes
EURO	—Euro Offered Rate
JIBAR	—Johannesburg Interbank Agreed Rate
LIBOR	—London Interbank Offered Rate
LLC	—Limited Liability Company
MTN	—Medium Term Note
NR	—Not rated
PLC	—Public Limited Company
RB	—Revenue Bond
TIIE	—La Tasa de Interbank Equilibrium Interest Rate

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At March 31, 2019, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Gain
MS & Co. Int. PLC	ARS	198,886,732	USD	4,198,580	06/04/19	$14,360
	BRL	90,465,853	USD	23,021,058	05/03/19	34,380
	CNH	142,924,174	USD	21,231,197	06/19/19	23,143
	COP	75,120,292,057	USD	23,541,744	04/01/19	20,086
	COP	7,672,501,083	USD	2,402,904	04/15/19	1,554
	EUR	2,386,326	PLN	10,297,831	06/19/19	6,131
	IDR	114,849,557,186	USD	8,012,208	04/25/19	16,337
	INR	2,060,870,757	USD	29,024,015	04/02/19	701,204
	KRW	6,103,881,981	USD	5,368,920	04/18/19	621
	MXN	495,231,876	USD	25,113,815	06/19/19	75,051
	PHP	346,829,759	USD	6,540,611	04/12/19	43,368
	RUB	2,281,446,430	USD	34,195,175	04/15/19	488,860
	SGD	42,554,559	USD	31,389,131	06/19/19	58,021
	USD	1,557,335	ARS	64,395,811	04/03/19	78,271
	USD	1,065,777	ARS	44,421,593	04/22/19	70,815
	USD	21,283,011	BRL	80,908,193	04/02/19	621,821
	USD	3,220,497	BRL	12,609,437	05/03/19	6,952
	USD	29,075,687	CLP	19,405,841,187	04/04/19	558,622
	USD	4,616,192	CLP	3,110,179,145	04/18/19	45,662

54	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN (continued)

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Gain
MS & Co. Int. PLC (continued)	USD	563,557	CLP	373,807,040	04/22/19	$14,230
	USD	565,181	CLP	374,098,870	04/25/19	15,423
	USD	4,018,854	CNH	27,021,798	06/19/19	426
	USD	24,046,553	COP	75,120,292,057	04/01/19	484,724
	USD	5,571,638	COP	17,471,693,523	04/15/19	96,244
	USD	234,201,313	EUR	204,337,540	04/26/19	4,480,852
	USD	4,703,788	HUF	1,298,245,394	06/19/19	143,322
	USD	2,681,459	IDR	37,989,574,349	04/25/19	25,803
	USD	50,782,829	INR	3,505,279,102	04/02/19	224,008
	USD	2,655,561	KRW	3,010,715,663	04/05/19	6,333
	USD	5,113,043	KRW	5,769,935,923	04/18/19	37,271
	USD	5,931,731	KRW	6,729,624,679	04/30/19	10,424
	USD	12,214,229	MXN	235,269,682	04/25/19	142,032
	USD	18,448,343	MXN	358,843,213	06/19/19	196,582
	USD	11,120,060	PHP	582,057,300	04/12/19	70,680
	USD	1,749,055	PLN	6,586,901	05/30/19	30,076
	USD	6,662,543	RON	28,119,264	06/19/19	74,349
	USD	8,645,353	RUB	560,119,007	04/15/19	130,060
	USD	16,145,092	SGD	21,804,121	06/19/19	32,189
	USD	6,477,218	TRY	37,457,398	06/19/19	225,425
	USD	10,909,346	TWD	336,226,057	04/08/19	13,219
	USD	7,053,232	TWD	216,479,532	04/11/19	36,991
	USD	4,422,905	TWD	136,311,293	04/29/19	2,110
	USD	6,456,500	ZAR	93,015,015	06/19/19	71,691
	ZAR	140,990,685	USD	9,655,114	06/19/19	22,883

TOTAL						$9,452,606

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Loss
MS & Co. Int. PLC	ARS	263,282,543	USD	6,502,194	04/03/19	$(455,032)
	ARS	111,026,896	USD	2,670,586	04/22/19	(183,788)
	ARS	47,215,008	USD	1,080,000	04/26/19	(27,969)
	BRL	171,374,047	USD	45,200,161	04/02/19	(1,437,079)
	CLP	19,405,841,187	USD	29,301,505	04/04/19	(784,442)
	CLP	12,190,097,397	USD	18,002,490	04/18/19	(88,666)
	CLP	375,328,642	USD	563,557	04/22/19	(11,994)
	CLP	376,975,640	USD	565,181	04/25/19	(11,195)
	COP	75,120,292,057	USD	24,198,812	04/01/19	(636,985)
	COP	51,158,533,461	USD	16,283,980	04/15/19	(251,586)
	COP	4,229,632,161	USD	1,326,951	05/02/19	(2,810)
	CZK	146,997,334	EUR	5,699,043	06/19/19	(33,997)
	CZK	161,713,017	USD	7,151,013	06/19/19	(107,742)
	EUR	17,766,412	USD	20,264,724	04/26/19	(291,359)
	EUR	3,008,895	USD	3,427,442	06/19/19	(29,280)
	EUR	2,349,831	ZAR	38,679,387	06/19/19	(1,227)
	HUF	1,079,657,942	EUR	3,365,667	06/19/19	(8,477)
	HUF	546,517,200	PLN	7,390,561	06/19/19	(9,986)
	IDR	76,216,962,549	USD	5,359,509	04/05/19	(15,637)
	IDR	113,407,067,111	USD	8,019,168	04/25/19	(91,460)

The accompanying notes are an integral part of these financial statements.	55

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Schedule of Investments (continued)

March 31, 2019

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS (continued)

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Loss
MS & Co. Int. PLC (continued)	INR	2,060,870,756	USD	29,866,047	04/02/19	$(140,827)
	INR	1,630,186,913	USD	23,545,598	04/22/19	(133,391)
	KRW	3,010,715,663	USD	2,675,312	04/05/19	(26,083)
	KRW	39,205,226,731	USD	34,831,501	04/18/19	(342,944)
	MXN	170,148,281	USD	8,825,094	06/19/19	(170,881)
	MYR	18,846,141	USD	4,624,593	04/05/19	(6,249)
	PLN	83,718,637	EUR	19,384,348	06/19/19	(31,943)
	RUB	105,958,921	USD	1,643,801	04/11/19	(31,879)
	RUB	488,670,764	USD	7,564,015	04/15/19	(134,924)
	SGD	7,047,979	USD	5,227,027	06/19/19	(18,681)
	TRY	37,457,396	USD	6,515,912	06/19/19	(264,120)
	TWD	336,226,057	USD	10,922,323	04/08/19	(26,196)
	TWD	1,171,853,852	USD	38,219,550	04/11/19	(239,016)
	TWD	336,226,057	USD	10,919,586	04/29/19	(15,231)
	USD	4,545,982	ARS	198,886,732	04/03/19	(22,115)
	USD	23,066,255	BRL	90,465,853	04/02/19	(35,637)
	USD	11,660,097	CNH	78,571,903	06/19/19	(24,377)
	USD	23,541,743	COP	75,120,292,057	04/01/19	(20,084)
	USD	5,336,201	IDR	76,216,962,550	04/05/19	(7,670)
	USD	8,775,689	INR	616,462,411	04/02/19	(115,933)
	USD	7,247,070	KRW	8,248,687,727	04/30/19	(10,840)
	USD	1,803,995	MXN	35,516,711	06/19/19	(2,483)
	USD	16,272,678	RUB	1,075,639,182	04/15/19	(79,889)
	USD	15,685,568	SGD	21,245,311	06/19/19	(14,382)
	USD	7,237,192	TWD	223,346,985	04/29/19	(6,312)
	ZAR	29,794,421	USD	2,126,975	04/03/19	(62,804)
	ZAR	132,391,012	USD	9,111,534	06/19/19	(23,848)

TOTAL						$(6,489,450)

FUTURES CONTRACTS — At March 31, 2019, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
Ultra Long U.S. Treasury Bonds	592	06/19/19	$99,456,000	$3,701,278
Ultra 10 Year U.S. Treasury Notes	46	06/19/19	6,107,937	153,256
2 Year U.S. Treasury Notes	508	06/28/19	108,251,625	394,951
5 Year U.S. Treasury Notes	1,341	06/28/19	155,325,516	1,048,880
20 Year U.S. Treasury Bonds	217	06/19/19	32,475,406	948,032

Total				$6,246,397

Short position contracts:
Eurodollars	(64)	06/17/19	(15,592,800)	87,093
Eurodollars	(936)	12/16/19	(228,313,800)	(792,428)
10 Year U.S. Treasury Notes	(319)	06/19/19	(39,625,781)	(537,426)

Total				$(1,242,761)

TOTAL FUTURES CONTRACTS				$5,003,636

56	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

SWAP CONTRACTS — At March 31, 2019, the Fund had the following swap contracts:

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

Payments Made by the Fund	Payments Received by Fund (%)	Termination Date	Notional Amount (000s)			Market Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)
1M BID Avg(a)	7.250	01/02/20	BRL	1		$2	$—	$2
8.360(b)	Mexico IB TIIE 28 Days	03/18/20	MXN	4,396,500		(28,052)	(61,309)	33,257
3M JIBAR(c)	7.500	09/19/20	ZAR	288,350		110,544	15,349	95,195
7.950(b)	Mexico IB TIIE 28 Days	06/16/21	MXN	218,500		(6,996)	(2,690)	(4,306)
10.300(a)	1M BID Avg	01/03/22	BRL	50		(969)	(89)	(880)
0.250(d)	6M EURO	06/19/22	EUR	27,090		(337,935)	(238,483)	(99,452)
1M BID Avg(b)	7.900	01/02/23	BRL	116,600		(150,006)	(65,021)	(84,985)
0.500(d)	6M EURO	06/19/24	EUR	33,700		(869,699)	(562,899)	(306,800)
0.750(d)	6M EURO	06/19/26		35,250		(1,450,405)	(911,964)	(538,441)
3M JIBAR(c)	8.500	03/20/29	ZAR	246,680	(e)	634,037	23,806	610,231
8.250(b)	Mexico IB TIIE 28 Days	06/06/29	MXN	80,675		(38,794)	(58,765)	19,971
1.000(d)	6M EURO	06/19/29	EUR	20,260		(1,119,229)	(621,623)	(497,606)
1.500(d)	6M EURO	06/19/39		7,310		(774,303)	(415,254)	(359,050)
1.500(d)	6M EURO	06/19/49		1,540		(196,162)	(95,252)	(100,910)

TOTAL						$(4,227,967)	$(2,994,194)	$(1,233,774)

(a)	Payments made at maturity.
(b)	Payments made monthly.
(c)	Payments made quarterly.
(d)	Payments made semi-annually.
(e)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to March 31, 2019.

OVER THE COUNTER CREDIT DEFAULT SWAP CONTRACTS

Reference Obligation/ Index	Financing Rate Received/(Paid) by the Fund(a)	Credit Spread at March 31, 2019 (b)	Counterparty	Termination Date	Notional Amount (000s)	Value	Upfront Premiums (Received) Paid	Unrealized Appreciation/ (Depreciation)
Protection Purchased:
People’s Republic of China, 7.500%, 10/28/27	(1.000)%	0.169%	Barclays Bank PLC	06/20/21	$7,030	$(130,159)	$16,992	$(147,151)
People’s Republic of China, 7.500%, 10/28/27	(1.000)	0.221	Barclays Bank PLC	12/20/21	17,730	(373,809)	(17,144)	(356,665)
People’s Republic of China, 7.500%, 10/28/27	(1.000)	0.256	Barclays Bank PLC	06/20/22	18,480	(436,147)	(111,614)	(324,533)
People’s Republic of China, 7.500%, 10/28/27	(1.000)	0.316	Barclays Bank PLC	12/20/22	10,860	(270,280)	(166,653)	(103,627)
People’s Republic of China, 4.250%, 10/28/19	(1.000)	0.084	Barclays Bank PLC	09/20/19	3,350	(15,878)	(4,585)	(11,293)
People’s Republic of China, 7.500%, 10/28/27	(1.000)	0.131	BoA Securities LLC	12/20/20	9,500	(144,369)	28,926	(173,295)
People’s Republic of China, 7.500%, 10/28/27	(1.000)	0.169	BoA Securities LLC	06/20/21	12,670	(234,581)	61,389	(295,970)
People’s Republic of China, 4.250%, 10/28/19	(1.000)	0.084	BoA Securities LLC	06/20/19	2,680	(6,515)	(722)	(5,793)
People’s Republic of China, 7.500%, 10/28/27	(1.000)	0.131	Citibank NA	12/20/20	20,690	(314,419)	74,701	(389,120)
People’s Republic of China, 7.500%, 10/28/27	(1.000)	0.169	Citibank NA	06/20/21	47,820	(885,376)	160,560	(1,045,936)

The accompanying notes are an integral part of these financial statements.	57

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Schedule of Investments (continued)

March 31, 2019

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER CREDIT DEFAULT SWAP CONTRACTS (continued)

Reference Obligation/ Index	Financing Rate Received/(Paid) by the Fund(a)	Credit Spread at March 31, 2019 (b)	Counterparty	Termination Date	Notional Amount (000s)	Value	Upfront Premiums (Received) Paid	Unrealized Appreciation/ (Depreciation)
People’s Republic of China, 7.500%, 10/28/27	(1.000)%	0.256%	Citibank NA	06/20/22	$9,400	$(221,850)	$(91,481)	$(130,369)
People’s Republic of China, 4.250%, 10/28/19	(1.000)	0.084	Citibank NA	06/20/19	22,250	(54,092)	(3,517)	(50,575)
People’s Republic of China, 7.500%, 10/28/27	(1.000)	0.131	CS International (London)	12/20/20	1,160	(17,628)	5,053	(22,681)
People’s Republic of China, 7.500%, 10/28/27	(1.000)	0.169	CS International (London)	06/20/21	3,770	(69,801)	(1,194)	(68,607)
People’s Republic of China, 7.500%, 10/28/27	(1.000)	0.131	Deutsche Bank AG (London)	12/20/20	5,280	(80,238)	16,712	(96,950)
People’s Republic of China, 7.500%, 10/28/27	(1.000)	0.169	Deutsche Bank AG (London)	06/20/21	28,030	(518,970)	48,417	(567,387)
People’s Republic of China, 7.500%, 10/28/27	(1.000)	0.221	Deutsche Bank AG (London)	12/20/21	15,570	(328,269)	31,572	(359,841)
People’s Republic of China, 7.500%, 10/28/27	(1.000)	0.131	JPMorgan Securities, Inc.	12/20/20	17,040	(258,953)	41,223	(300,176)
People’s Republic of China, 7.500%, 10/28/27	(1.000)	0.169	JPMorgan Securities, Inc.	06/20/21	22,050	(408,250)	45,613	(453,863)
People’s Republic of China, 7.500%, 10/28/27	(1.000)	0.221	JPMorgan Securities, Inc.	12/20/21	1,650	(34,788)	3,378	(38,166)
People’s Republic of China, 7.500%, 10/28/27	(1.000)	0.256	JPMorgan Securities, Inc.	06/20/22	14,680	(346,443)	(140,820)	(205,623)
People’s Republic of China, 7.500%, 10/28/27	(1.000)	0.316	JPMorgan Securities, Inc.	12/20/22	3,650	(90,840)	(62,258)	(28,582)
People’s Republic of China, 4.250%, 10/28/19	(1.000)	0.084	JPMorgan Securities, Inc.	06/20/19	1,770	(4,303)	(423)	(3,880)
People’s Republic of China, 7.500%, 10/28/27	(1.000)	0.169	UBS AG (London)	06/20/21	18,520	(342,893)	37,975	(380,868)
Protection Sold:
Republic of Colombia, 10.375%, 01/28/33	1.000	0.276	Barclays Bank PLC	12/20/19	5,720	32,086	(34,233)	66,319
Islamic Republic of Pakistan, 6.875, 12/05/27	5.000	2.191	Citibank NA	09/20/19	7,030	105,959	24,253	81,706
Republic of Chile, 3.875%, 08/05/20	1.000	0.138	Citibank NA	12/20/20	11,510	173,606	(54,107)	227,713
Republic of Colombia, 10.375%, 01/28/33	1.000	0.765	Citibank NA	12/20/22	3,940	34,288	—	34,288
Russian Federation, 7.500%, 03/31/30	1.000	1.168	Citibank NA	06/20/23	2,100	(13,284)	(46,229)	32,945
Ukraine Government, 7.375%, 09/25/32	5.000	6.322	Deutsche Bank AG (London)	12/20/23	4,590	(224,792)	(381,133)	156,341
Republic of Colombia, 10.375%, 01/28/33	1.000	0.765	JPMorgan Securities, Inc.	12/20/22	3,600	31,329	1,238	30,091

TOTAL						$(5,449,659)	$(518,111)	$(4,931,548)

(a)	Payments made quarterly.
(b)	Credit spread on the referenced obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund or its counterparty to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

58	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS

Referenced Obligation/Index	Financing Rate Received/(Paid) by the Fund(a)	Credit Spread at March 31, 2019(b)	Termination Date	Notional Amount (000s)	Value	Upfront Premiums (Received) Paid	Unrealized Appreciation/ (Depreciation)
Protection Purchased:
Republic of South Africa, 5.500%, 03/09/20	(1.000)%	1.866%	12/20/23	$8,460	$315,378	$320,284	$(4,906)
Protection Sold:
Republic of Colombia, 10.375%, 01/28/33	1.000	0.980	12/20/23	53,990	66,359	(668,125)	734,484
Republic of the Philippines, 10.625%, 03/16/25	1.000	0.542	12/20/23	9,460	196,796	12,690	184,106
Russian Federation, 7.500%, 03/31/30	1.000	1.168	06/20/23	1,770	(11,196)	(22,570)	11,374
Republic of Turkey, 11.875%, 01/15/30	1.000	4.185	12/20/23	4,160	(533,549)	(562,923)	29,374
Republic of Turkey, 11.875%, 01/15/30	1.000	4.222	06/20/24	1,460	(205,770)	(194,864)	(10,906)
Republic of Colombia, 10.375%, 01/28/33	1.000	0.851	06/20/23	2,770	17,471	(11,104)	28,575

TOTAL					$(154,511)	$(1,126,612)	$972,101

(a)	Payments made quarterly.
(b)	Credit spread on the referenced obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund or its counterparty to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

PURCHASED OPTIONS CONTRACTS — At March 31, 2019, the Fund had the following purchased options:

EXCHANGE TRADED OPTIONS ON FUTURES

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Portfolio	Unrealized Appreciation/ (Depreciation)
Purchased option contracts
Puts
Eurodollar Futures	$97.75	06/15/2020	849	$2,122,500	$488,175	$424,069	$64,106

Abbreviations:
1M BID Avg	—1 month Brazilian Interbank Deposit Average
BoA Securities LLC	—Bank of America Securities LLC
CS International (London)	—Credit Suisse International (London)
MS & Co. Int. PLC	—Morgan Stanley & Co. International PLC
Mexico IB TIIE 28D	—Mexico Interbank TIIE 28 Days

The accompanying notes are an integral part of these financial statements.	59

GOLDMAN SACHS HIGH YIELD FUND

Schedule of Investments

March 31, 2019

Principal Amount	Interest Rate		Maturity Date	Value

Bank Loans(a) – 4.7%
Consumer Cyclical Services – Business(b) – 0.6%
First Data Corp. (BB/Ba2) (1M LIBOR + 2.000%)
$12,032,092	4.486%		07/08/22	$12,001,771

Food & Beverages(b) – 0.2%
Shearer’s Foods, Inc. (CCC/Caa2) (1M LIBOR + 6.750%)
4,935,667	9.249		06/30/22	4,750,579

Gaming(b) – 0.2%
Mohegan Tribal Gaming Authority (B-/B1) (1M LIBOR + 4.000%)
4,687,693	6.499		10/13/23	4,429,869

Health Care – Services(b) – 0.4%
Sotera Health Holdings LLC (B/B1) (1M LIBOR + 3.000%)
5,610,687	5.499		05/15/22	5,507,843
Team Health Holdings, Inc. (B/B2) (1M LIBOR + 2.750%)
4,679,500	5.249		02/06/24	4,149,172

				9,657,015

Media – Cable(b) – 0.2%
Numericable Group SA (NR/NR) (1M LIBOR + 3.688%)
3,920,226	6.171		01/31/26	3,708,534

Packaging(b) – 0.4%
Charter NEX US Holdings, Inc. (B/B2) (1M LIBOR + 2.750%)
3,865,165	3.750		05/16/24	3,748,398
Flex Acquisition Co., Inc. (B/B1)
(3M LIBOR + 3.000%)
2,800,000	5.626		12/29/23	2,707,824
(3M LIBOR + 3.250%)
2,850,000	5.876		06/29/25	2,757,375

				9,213,597

Pharmaceutical(b) – 0.1%
Bausch Health Cos., Inc. (BB-/Ba2) (1M LIBOR + 2.750%)
3,000,000	2.750		11/27/25	2,962,980

Real Estate Investment Trust(b) – 0.2%
Brookfield Property REIT, Inc. (BB+/Ba3) (1M LIBOR + 2.500%)
4,538,596	4.996		08/27/25	4,362,726

Retailers(b) – 0.3%
IRB Holding Corp. (B/B2) (1M LIBOR + 3.250%)
5,610,831	5.739		02/05/25	5,463,547

Services Cyclical – Business Services – 0.4%
Sabre GLBL, Inc. (BB/Ba2)(b) (1M LIBOR + 2.000%)
5,311,553	4.499		02/22/24	5,266,724
Travelport Finance S.A.R.L. (NR/NR)(c)
4,425,000	4.750		03/13/26	4,297,781

				9,564,505

Software – 0.5%
Infor (US), Inc. (B/B1)(b) (1M LIBOR + 2.750%)
7,581,194	5.249		02/01/22	7,539,725
The Dun & Bradstreet Corp. (B-/B2)(c) (1M LIBOR + 5.000%)
3,600,000	5.000		02/01/26	3,550,500

				11,090,225

Bank Loans(a) – (continued)
Technology – Software/Services(b) – 1.2%
Financial & Risk US Holdings, Inc. (B/B2) (1M LIBOR + 3.750%)
6,134,625	6.249		10/01/25	5,951,690
Mitchell International, Inc. (B-/B2) (1M LIBOR + 3.250%)
5,710,579	5.749		11/29/24	5,478,616
PowerSchool (B-/B2) (1M LIBOR + 3.250%)
5,635,875	5.989		08/01/25	5,459,754
SS&C Technologies Holdings Europe S.a.r.l. (BB+/Ba2) (1M LIBOR + 2.250%)
1,501,623	4.749		04/16/25	1,487,747
SS&C Technologies, Inc. (BB+/Ba2) (1M LIBOR + 2.250%)
2,088,494	4.749		04/16/25	2,069,196
TriTech Software Systems (B/B2) (1M LIBOR + 3.750%)
3,441,375	6.249		08/29/25	3,385,453
Vertafore, Inc. (B-/B2) (1M LIBOR + 3.250%)
3,865,313	5.749		07/02/25	3,790,751

				27,623,207

TOTAL BANK LOANS
(Cost $106,348,079)				$104,828,555

Corporate Obligations – 89.9%
Advertising(d)(e) – 0.0%
Getty Images, Inc. (CCC+/Caa2)
$900,000	9.750%		03/01/27	$906,750

Aerospace & Defense – 1.9%
Arconic, Inc. (BBB-/Ba2)
2,000,000	6.150		08/15/20	2,072,260
2,000,000	5.400	(e)	04/15/21	2,061,860
6,200,000	5.950		02/01/37	6,125,104
Bombardier, Inc. (B-/Caa1)(d)
2,800,000	5.750		03/15/22	2,859,500
3,800,000	6.125		01/15/23	3,852,250
9,400,000	7.500	(e)	03/15/25	9,670,250
4,900,000	7.875	(e)	04/15/27	5,034,750
TransDigm, Inc. (B-/B3)(e)
8,100,000	6.500		05/15/25	8,201,250
3,300,000	6.375		06/15/26	3,258,750

				43,135,974

Apparel(d)(e) – 0.1%
The William Carter Co. (BB+/Ba2)
2,850,000	5.625		03/15/27	2,949,750

Automotive – 1.3%
American Axle & Manufacturing, Inc. (B/B2)(e)
6,600,000	6.250		04/01/25	6,435,000
CB Lear Corp. (NR/NR)(e)(f)
6,750,000	8.500		12/01/13	—
Cooper-Standard Automotive, Inc. (B+/B1)(d)(e)
4,350,000	5.625		11/15/26	3,806,250
Dana Financing Luxembourg S.a.r.l. (BB-/B2)(d)(e)
2,250,000	5.750		04/15/25	2,250,000
Delphi Technologies PLC (BB/B1)(d)
4,475,000	5.000		10/01/25	3,928,549

60	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND

Principal Amount		Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Automotive – (continued)
	General Motors Liquidation Co. (NR/NR)(f)
	$2,000,000	7.700%		04/15/16	$—
	7,125,000	7.125		07/15/13	—
	1,000,000	8.800		03/01/49	—
	14,500,000	8.375		07/15/49	—
	IHO Verwaltungs GmbH (BB+/Ba1)(d)(e)(g)
	(PIK + 5.500%, Cash 4.750%)
	2,495,000	4.750		09/15/26	2,370,250
	(PIK 4.875%, Cash 4.125%)
	2,250,000	4.125		09/15/21	2,252,812
	Navistar International Corp. (B-/Caa1)(d)(e)
	1,950,000	6.625		11/01/25	1,981,688
	Panther BF Aggregator 2 LP/Panther Finance Co., Inc. (B/B3)(d)(e)
	3,500,000	8.500		05/15/27	3,513,125
	Panther BF Aggregator 2 LP/Panther Finance Co., Inc. (B+/Ba3)(d)(e)
	2,500,000	6.250		05/15/26	2,556,250

					29,093,924

Banks – 2.0%
	Barclays PLC (B+/NR)(b)(e) (5 year CMT + 5.672%)
	3,400,000	8.000		06/15/49	3,481,787
	Barclays PLC (BB+/Ba1)
	4,380,000	5.200		05/12/26	4,471,218
	CIT Group, Inc. (BB/Ba1)
	3,085,000	6.125		03/09/28	3,424,350
	CIT Group, Inc. (BB+/Ba1)
	1,565,000	5.000		08/15/22	1,629,556
	Citigroup, Inc. (BB+/Ba1)(b)(e) (3M USD LIBOR + 3.423%)
	5,650,000	6.300		05/15/49	5,748,875
	Deutsche Bank AG (BB+/Ba2)(b)(e) (5 Year USD ICE Swap + 2.553%)
	4,950,000	4.875		12/01/32	4,362,564
	Intesa Sanpaolo SpA (BB+/Ba1)(d)
	2,350,000	5.017		06/26/24	2,273,625
	3,925,000	5.710		01/15/26	3,826,875
	Royal Bank of Scotland Group PLC (B+/Ba2)(b)(e) (3M USD LIBOR + 2.320%)
	2,200,000	4.921		12/31/49	2,048,750
	UBS Group Funding Switzerland AG (BB/Ba1u)(b)(d)(e) (5 Year USD Swap + 4.344%)
	3,800,000	7.000		12/31/99	3,847,500
	UniCredit SpA (BB+/Ba1)(b)(d)(e)
	(5 Year USD ICE Swap + 3.703%)
	1,925,000	5.861		06/19/32	1,776,051
	(5 year USD ICE Swap + 4.914%)
	6,175,000	7.296		04/02/34	6,215,773
	Westpac Banking Corp. (BB+/Baa2)(b)(e) (5 Year USD ICE Swap + 2.888%)
	2,225,000	5.000		09/21/99	1,992,568

					45,099,492

Biotechnology(d)(e)(g) – 0.3%
	Sotera Health Topco, Inc. (CCC+/Caa2) (PIK 8.875%, Cash 8.125%)
	7,000,000	8.125		11/01/21	6,895,000

Corporate Obligations – (continued)
Building Materials(e) – 1.6%
	American Woodmark Corp. (BB/Ba3)(d)
	3,050,000	4.875		03/15/26	2,985,188
	BMC East LLC (BB/B2)(d)
	5,650,000	5.500		10/01/24	5,551,125
	JELD-WEN, Inc. (BB-/B1)(d)
	2,400,000	4.875		12/15/27	2,244,000
	Masonite International Corp. (BB+/Ba3)(d)
	4,000,000	5.625		03/15/23	4,090,000
	2,950,000	5.750		09/15/26	3,009,000
	NCI Building Systems, Inc. (B-/Caa1)(d)
	6,000,000	8.000		04/15/26	5,392,500
	Standard Industries, Inc. (BBB-/Ba2)(d)
	4,000,000	5.375		11/15/24	4,080,000
	4,800,000	5.000		02/15/27	4,650,912
	Summit Materials LLC/Summit Materials Finance Corp. (BB/B3)
	2,000,000	6.125		07/15/23	2,042,500
	2,385,000	6.500	(d)	03/15/27	2,399,906

					36,445,131

Capital Goods(e)(f) – 0.0%
	LyondellBasell Industries NV (NR/NR)
EUR	2,250,000	4.625		02/26/55	—

Chemicals – 3.0%
	Alpha 2 B.V. (CCC+/Caa1)(d)(e)(g) (PIK 9.500%, Cash 8.750%)
	$4,100,000	8.750		06/01/23	3,992,375
	Alpha 3 B.V./Alpha US Bidco, Inc. (CCC+/Caa1)(d)(e)
	4,150,000	6.250		02/01/25	3,984,000
	Axalta Coating Systems LLC (BB-/B1)(d)(e)
	3,150,000	4.875		08/15/24	3,157,875
	CF Industries, Inc. (BB+/Ba3)
	5,250,000	5.375		03/15/44	4,725,000
	Ingevity Corp. (NR/Ba3)(d)(e)
	3,050,000	4.500		02/01/26	2,973,750
	Momentive Performance Materials, Inc. (NR/NR)(e)(f)
	3,110,000	8.875		10/15/20	—
	Nell AF S.a.r.l. (NR/NR)(f)
	10,625,000	8.375		12/30/49	—
	Olin Corp. (BB+/Ba1)(e)
	3,800,000	5.000		02/01/30	3,724,000
	PQ Corp. (B/Caa1)(d)(e)
	5,050,000	5.750		12/15/25	4,923,750
	PQ Corp. (BB-/B2)(d)(e)
	3,500,000	6.750		11/15/22	3,631,250
	SPCM SA (BB+/Ba2)(d)(e)
	4,950,000	4.875		09/15/25	4,826,250
	Starfruit Finco B.V./Starfruit US Holdco LLC (B-/Caa1)(d)(e)
	5,950,000	8.000		10/01/26	5,964,875
	Valvoline, Inc. (BB+/Ba3)(e)
	4,150,000	5.500		07/15/24	4,222,625
	3,900,000	4.375		08/15/25	3,734,250
	Versum Materials, Inc. (BB+/Ba3)(d)(e)
	3,000,000	5.500		09/30/24	3,153,750
	WR Grace & Co-Conn (BB-/Ba3)(d)
	2,400,000	5.125		10/01/21	2,475,000
	11,000,000	5.625		10/01/24	11,742,500

					67,231,250

The accompanying notes are an integral part of these financial statements.	61

GOLDMAN SACHS HIGH YIELD FUND

Schedule of Investments (continued)

March 31, 2019

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Commercial Services – 2.8%
Avis Budget Car Rental LLC/Avis Budget Finance, Inc. (BB/B1)(e)
$850,000	5.500%		04/01/23	$857,438
5,500,000	6.375	(d)	04/01/24	5,582,500
Graham Holdings Co. (BB+/Ba1)(d)(e)
3,100,000	5.750		06/01/26	3,255,000
Nielsen Finance LLC/Nielsen Finance Co. (BB/B1)(d)(e)
8,050,000	5.000		04/15/22	7,969,500
Prime Security Services Borrower LLC/Prime Finance, Inc. (B-/B3)(d)(e)
1,950,000	9.250		05/15/23	2,049,938
Prime Security Services Borrower LLC/Prime Finance, Inc. (BB-/Ba3)(d)
6,300,000	5.250		04/15/24	6,300,000
Refinitiv US Holdings, Inc. (B-/Caa2)(d)(e)
6,700,000	8.250		11/15/26	6,582,750
Star Merger Sub, Inc. (CCC/Caa2)(d)(e)
1,100,000	10.250		02/15/27	1,130,250
Team Health Holdings, Inc. (CCC+/Caa2)(d)(e)(h)
5,200,000	6.375		02/01/25	4,231,500
The Hertz Corp. (B+/B1)(d)(e)
7,700,000	7.625		06/01/22	7,873,250
The Hertz Corp. (B-/B3)(e)
5,550,000	7.375		01/15/21	5,543,062
United Rentals North America, Inc. (BB-/Ba3)(e)
3,850,000	5.875		09/15/26	3,979,937
4,300,000	6.500		12/15/26	4,520,375
2,750,000	4.875		01/15/28	2,667,500

				62,543,000

Computers(e) – 1.4%
Banff Merger Sub, Inc. (CCC+/Caa2)(d)
3,950,000	9.750		09/01/26	3,861,125
Dell International LLC/EMC Corp. (BB/Ba2)(d)
4,550,000	5.875		06/15/21	4,635,313
16,550,000	7.125		06/15/24	17,522,312
EMC Corp. (BB-/Ba2)
2,300,000	3.375		06/01/23	2,222,375
Western Digital Corp. (BB+/Baa3)
4,385,000	4.750		02/15/26	4,198,638

				32,439,763

Distribution & Wholesale(e) – 1.4%
Core & Main LP (B-/Caa1)(d)
13,700,000	6.125		08/15/25	13,374,625
H&E Equipment Services, Inc. (BB-/B2)
8,350,000	5.625		09/01/25	8,308,250
Performance Food Group, Inc. (BB/B2)(d)
6,200,000	5.500		06/01/24	6,231,000
Univar USA, Inc. (BB-/B2)(d)
3,550,000	6.750		07/15/23	3,629,875

				31,543,750

Diversified Financial Services – 3.7%
Ally Financial, Inc. (BB+/NR)
5,800,000	4.125		02/13/22	5,858,000

Corporate Obligations – (continued)
Diversified Financial Services – (continued)
Ally Financial, Inc. (BB+/Ba2)
8,700,000	8.000		11/01/31	10,798,875
Curo Group Holdings Corp. (B-/B3)(d)(e)
5,050,000	8.250		09/01/25	4,330,375
Lions Gate Capital Holdings LLC (B-/B2)(d)(e)
5,000,000	5.875		11/01/24	5,137,500
Nationstar Mortgage Holdings, Inc. (B/B2)(d)(e)
8,750,000	8.125		07/15/23	9,012,500
Navient Corp. (B+/Ba3)
6,000,000	5.875		03/25/21	6,172,500
2,850,000	6.625		07/26/21	2,974,687
1,050,000	7.250		01/25/22	1,114,313
7,300,000	5.500		01/25/23	7,318,250
8,000,000	6.125		03/25/24	7,990,000
2,800,000	6.750		06/15/26	2,688,000
Quicken Loans, Inc. (BB/Ba1)(d)(e)
6,900,000	5.250		01/15/28	6,468,681
Springleaf Finance Corp. (BB-/Ba3)
8,500,000	5.625		03/15/23	8,616,875
4,775,000	7.125		03/15/26	4,840,656

				83,321,212

Electrical(e) – 2.2%
Calpine Corp. (B/B2)
5,600,000	5.375		01/15/23	5,600,000
1,900,000	5.500		02/01/24	1,885,750
7,150,000	5.750		01/15/25	7,078,500
Calpine Corp. (BB/Ba2)(d)
5,550,000	5.250		06/01/26	5,522,250
DPL, Inc. (BBB-/Ba1)
5,200,000	7.250		10/15/21	5,577,000
NRG Energy, Inc. (BB/Ba3)
200,000	6.625		01/15/27	215,500
4,700,000	5.750		01/15/28	4,982,000
Talen Energy Supply LLC (B/B3)
2,250,000	9.500	(d)	07/15/22	2,435,625
1,950,000	6.500		06/01/25	1,716,000
1,900,000	10.500	(d)	01/15/26	1,980,750
Vistra Energy Corp. (BB/Ba3)
7,451,000	7.375		11/01/22	7,730,412
Vistra Operations Co. LLC (BB/Ba3)(d)
250,000	5.500		09/01/26	260,000
Vistra Operations Co. LLC (BB/Ba3)(d)
3,219,000	5.625		02/15/27	3,347,760

				48,331,547

Electrical Components & Equipment(e) – 0.6%
Energizer Holdings, Inc. (B+/B2)(d)
4,100,000	5.500		06/15/25	4,059,000
3,350,000	7.750		01/15/27	3,567,750
WESCO Distribution, Inc. (BB/B1)
5,250,000	5.375		12/15/21	5,302,500

				12,929,250

Electronics – 0.5%
Resideo Funding, Inc. (BB+/B1)(d)(e)
4,400,000	6.125		11/01/26	4,543,348

62	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Electronics – (continued)
Sensata Technologies B.V. (BB+/Ba3)(d)
$950,000	5.000%		10/01/25	$964,250
The ADT Security Corp. (BB-/Ba3)
4,675,000	4.125		06/15/23	4,505,531

				10,013,129

Energy – Exploration & Production(e)(f) – 0.0%
Berry Petroleum Co. LLC (NR/NR)
2,050,000	6.750		11/01/20	—
28,160,000	6.375		09/15/22	—

				—

Engineering & Construction(e) – 0.3%
AECOM (BB-/Ba3)
6,900,000	5.125		03/15/27	6,658,500

Entertainment(e) – 3.0%
AMC Entertainment Holdings, Inc. (CCC+/B3)
4,700,000	5.750		06/15/25	4,394,500
5,650,000	5.875		11/15/26	5,085,000
Caesars Resort Collection LLC/CRC Finco, Inc. (B-/B3)(d)
8,900,000	5.250		10/15/25	8,588,500
Carmike Cinemas, Inc. (BB-/Ba2)(d)
3,200,000	6.000		06/15/23	3,347,840
Cinemark USA, Inc. (BB/B2)
5,850,000	4.875		06/01/23	5,923,125
Live Nation Entertainment, Inc. (B+/B1)(d)
2,200,000	4.875		11/01/24	2,208,250
Mohegan Gaming & Entertainment (CCC+/B3)(d)
2,400,000	7.875		10/15/24	2,385,000
New Cotai LLC/New Cotai Capital Corp. (NR/NR)(d)(g)
1,668,864	10.625		05/01/19	830,260
Scientific Games International, Inc. (B-/Caa1)
18,700,000	10.000		12/01/22	19,681,750
5,650,000	8.250	(d)	03/15/26	5,755,937
Stars Group Holdings B.V./Stars Group US Co-Borrower LLC (B-/Caa1)(d)
6,000,000	7.000		07/15/26	6,255,000
WMG Acquisition Corp. (B+/B3)(d)
1,250,000	5.500		04/15/26	1,282,812
WMG Acquisition Corp. (BB-/Ba3)(d)
950,000	5.000		08/01/23	965,438

				66,703,412

Environmental(d)(e) – 0.5%
Advanced Disposal Services, Inc. (B/B3)
1,475,000	5.625		11/15/24	1,504,500
Waste Pro USA, Inc. (B+/B3)
8,900,000	5.500		02/15/26	8,566,250

				10,070,750

Food & Drug Retailing(e) – 1.9%
Albertsons Cos. LLC/Safeway, Inc./New Albertsons LP/Albertson’s LLC (B+/B3)
4,550,000	5.750		03/15/25	4,311,125
3,360,000	7.500	(d)	03/15/26	3,448,200

Corporate Obligations – (continued)
Food & Drug Retailing(e) – (continued)
B&G Foods, Inc. (BB-/B2)
550,000	4.625		06/01/21	549,313
8,175,000	5.250		04/01/25	7,868,437
Chobani LLC/Chobani Finance Corp., Inc. (CCC+/Caa2)(d)
5,750,000	7.500		04/15/25	5,146,250
Post Holdings, Inc. (B+/B2)(d)
5,000,000	5.000		08/15/26	4,862,500
11,250,000	5.750		03/01/27	11,292,187
5,700,000	5.625		01/15/28	5,650,125

				43,128,137

Food Service(d)(e) – 0.1%
Aramark Services, Inc. (BB/Ba3)
3,100,000	5.000		02/01/28	3,069,000

Forest Products & Paper(e) – 0.1%
Mercer International, Inc. (BB-/Ba3)
1,450,000	7.750		12/01/22	1,508,000

Gas(e) – 0.3%
AmeriGas Partners LP/AmeriGas Finance Corp. (NR/Ba3)
525,000	5.875		08/20/26	525,000
7,000,000	5.750		05/20/27	6,930,000

				7,455,000

Hand/Machine Tools(d)(e) – 0.1%
Colfax Corp. (BB+/Ba2)
1,305,000	6.000		02/15/24	1,357,200

Healthcare Providers & Services – 5.7%
Acadia Healthcare Co., Inc. (B-/B3)(e)
800,000	6.125		03/15/21	800,000
6,050,000	5.625		02/15/23	6,125,625
1,900,000	6.500		03/01/24	1,947,500
Centene Corp. (BB+/Ba1)(d)(e)
2,400,000	5.375		06/01/26	2,499,000
CHS/Community Health Systems, Inc. (B-/Caa1)(e)
14,700,000	5.125		08/01/21	14,442,750
3,425,000	8.000	(d)	03/15/26	3,279,437
CHS/Community Health Systems, Inc. (CCC-/Ca)(d)(e)
1,750,000	11.000	(i)	06/30/23	1,417,500
2,200,000	8.125		06/30/24	1,639,000
DaVita, Inc. (B+/Ba3)(e)
6,950,000	5.125		07/15/24	6,854,437
Envision Healthcare Corp. (B-/Caa1)(d)(e)
5,600,000	8.750		10/15/26	4,991,000
HCA, Inc. (BB-/Ba2)
8,900,000	7.500		02/15/22	9,812,250
9,200,000	5.375		02/01/25	9,752,000
HCA, Inc. (BBB-/Baa3)
18,650,000	6.500		02/15/20	19,193,834
Hologic, Inc. (BB-/Ba3)(d)(e)
1,930,000	4.375		10/15/25	1,913,113
MPH Acquisition Holdings LLC (B-/Caa1)(d)(e)
8,500,000	7.125		06/01/24	8,478,750
Polaris Intermediate Corp. (B-/Caa2)(d)(e)(g) (PIK 9.250%, Cash 8.500%)
4,200,000	8.500		12/01/22	4,158,000

The accompanying notes are an integral part of these financial statements.	63

GOLDMAN SACHS HIGH YIELD FUND

Schedule of Investments (continued)

March 31, 2019

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Healthcare Providers & Services – (continued)
RegionalCare Hospital Partners Holdings, Inc./LifePoint Health, Inc. (CCC+/Caa1)(d)(e)
$5,000,000	9.750%		12/01/26	$5,187,500
Tenet Healthcare Corp. (B-/Ba3)(d)(e)
4,400,000	6.250		02/01/27	4,570,500
Tenet Healthcare Corp. (BB-/Ba3)(e)
6,500,000	4.625		07/15/24	6,516,250
Tenet Healthcare Corp. (CCC+/Caa1)
13,209,000	8.125		04/01/22	14,232,697
950,000	7.000	(e)	08/01/25	960,688

				128,771,831

Home Builders – 2.4%
Beazer Homes USA, Inc. (NR/B3)(e)
6,200,000	8.750		03/15/22	6,448,000
Beazer Homes USA, Inc. (B-/B3)(e)
509,000	7.250		02/01/23	482,278
5,000,000	5.875		10/15/27	4,362,500
Brookfield Residential Properties, Inc. (B+/B1)(d)(e)
5,000,000	6.375		05/15/25	4,900,000
Brookfield Residential Properties, Inc./Brookfield Residential US Corp. (B+/B1)(d)(e)
3,000,000	6.125		07/01/22	3,002,850
Lennar Corp. (BB+/Ba1)
3,650,000	5.375		10/01/22	3,804,212
5,000,000	4.750	(e)	11/15/22	5,125,000
3,000,000	5.875	(e)	11/15/24	3,195,000
4,175,000	4.750	(e)	11/29/27	4,175,000
TRI Pointe Group, Inc. (BB-/Ba3)(e)
4,050,000	5.250		06/01/27	3,726,000
TRI Pointe Group, Inc./TRI Pointe Homes, Inc. (BB-/Ba3)
1,500,000	5.875		06/15/24	1,503,750
William Lyon Homes, Inc. (B+/B2)(e)
400,000	7.000		08/15/22	401,500
8,000,000	6.000		09/01/23	7,740,000
1,850,000	5.875		01/31/25	1,748,250
Williams Scotsman International, Inc. (B/B3)(d)(e)
3,250,000	6.875		08/15/23	3,258,125

				53,872,465

Insurance(d)(e) – 0.6%
Acrisure LLC/Acrisure Finance, Inc. (B/B2)
1,905,000	8.125		02/15/24	1,962,150
Fidelity & Guaranty Life Holdings, Inc. (BB+/Ba2)
7,550,000	5.500		05/01/25	7,568,875
USI, Inc. (CCC+/Caa2)
3,900,000	6.875		05/01/25	3,783,000

				13,314,025

Internet – 1.1%
Netflix, Inc. (BB-/Ba3)
14,550,000	4.875		04/15/28	14,349,937
Symantec Corp. (BB+/Baa3)(d)(e)
2,400,000	5.000		04/15/25	2,401,030
VeriSign, Inc. (BBB-/Ba2)(e)
3,350,000	4.750		07/15/27	3,341,625

Corporate Obligations – (continued)
Internet – (continued)
Zayo Group LLC/Zayo Capital, Inc. (B/B3)(e)
1,689,000	6.000		04/01/23	1,710,113
3,800,000	5.750	(d)	01/15/27	3,776,250

				25,578,955

Iron/Steel(e) – 0.9%
AK Steel Corp. (BB-/B1)
4,350,000	7.500		07/15/23	4,458,750
Cleveland-Cliffs, Inc. (B/B1)
6,200,000	5.750		03/01/25	5,936,500
Steel Dynamics, Inc. (BB+/Ba1)
2,850,000	5.250		04/15/23	2,896,313
United States Steel Corp. (B/B2)
7,500,000	6.875		08/15/25	7,312,500

				20,604,063

Leisure Time(d)(e) – 0.5%
Viking Cruises Ltd. (B/B3)
3,730,000	5.875		09/15/27	3,627,425
VOC Escrow Ltd. (BB-/Ba2)
7,100,000	5.000		02/15/28	6,887,000

				10,514,425

Lodging – 1.7%
Boyd Gaming Corp. (B/B3)(e)
1,450,000	6.000		08/15/26	1,486,250
MGM Resorts International (BB-/Ba3)
15,350,000	6.625		12/15/21	16,386,125
8,950,000	7.750		03/15/22	9,889,750
4,250,000	6.000		03/15/23	4,494,375
5,450,000	5.750	(e)	06/15/25	5,640,750

				37,897,250

Machinery-Diversified(d)(e) – 0.9%
Mueller Water Products, Inc. (BB/Ba3)
3,100,000	5.500		06/15/26	3,154,250
RBS Global, Inc./Rexnord LLC (B+/B1)
5,750,000	4.875		12/15/25	5,678,125
The Manitowoc Co., Inc. (B/B2)
2,225,000	9.000		04/01/26	2,252,813
Titan Acquisition Ltd./Titan Co-Borrower LLC (CCC+/Caa2)
9,700,000	7.750		04/15/26	8,354,125

				19,439,313

Media – 9.5%
Altice Financing SA (B+/B2)(d)(e)
14,277,000	6.625		02/15/23	14,598,232
20,000,000	7.500		05/15/26	19,750,000
Altice Finco SA (CCC+/Caa1)(d)(e)
6,700,000	8.125		01/15/24	6,783,750
Altice Luxembourg SA (B-/Caa1)(d)(e)
10,100,000	7.750		05/15/22	10,074,750
AMC Networks, Inc. (BB/Ba3)(e)
5,000,000	5.000		04/01/24	5,000,000
1,050,000	4.750		08/01/25	1,042,125
CBS Radio, Inc. (B-/B3)(d)(e)
2,250,000	7.250		11/01/24	2,238,750

64	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Media – (continued)
CCO Holdings LLC/CCO Holdings Capital Corp. (BB/B1)(d)(e)
$2,000,000	5.875%		04/01/24	$2,085,000
18,000,000	5.750		02/15/26	18,787,500
4,405,000	5.500		05/01/26	4,548,163
10,940,000	5.000		02/01/28	10,775,900
Clear Channel Worldwide Holdings, Inc. (CCC+/Caa1)(d)(e)
2,750,000	9.250		02/15/24	2,915,000
CSC Holdings LLC (B/B3)
2,650,000	5.250		06/01/24	2,689,750
2,150,000	7.750	(d)(e)	07/15/25	2,300,500
4,900,000	10.875	(d)(e)	10/15/25	5,653,375
CSC Holdings LLC (BB/Ba3)(d)(e)
10,500,000	5.500		05/15/26	10,762,500
6,800,000	5.500		04/15/27	6,927,500
DISH DBS Corp. (B-/B1)
4,700,000	6.750		06/01/21	4,823,375
11,050,000	5.875		07/15/22	10,663,250
12,850,000	7.750		07/01/26	11,163,437
Gray Television, Inc. (B+/B3)(d)(e)
5,150,000	7.000		05/15/27	5,459,000
Meredith Corp. (B+/B3)(e)
8,050,000	6.875		02/01/26	8,483,348
Midcontinent Communications/Midcontinent Finance Corp. (B/B3)(d)(e)
3,100,000	6.875		08/15/23	3,235,625
Nexstar Broadcasting, Inc. (B+/B3)(d)(e)
6,750,000	5.625		08/01/24	6,851,250
Sirius XM Radio, Inc. (BB/Ba3)(d)(e)
13,950,000	5.000		08/01/27	13,950,000
The E.W. Scripps Co. (B/B3)(d)(e)
2,475,000	5.125		05/15/25	2,363,625
Univision Communications, Inc. (B/B2)(d)(e)
6,150,000	5.125		05/15/23	5,827,125
UPCB Finance IV Ltd. (BB/Ba3)(d)(e)
2,950,000	5.375		01/15/25	3,001,625
Virgin Media Secured Finance PLC (BB-/Ba3)(d)(e)
10,250,000	5.500		08/15/26	10,403,750

				213,158,205

Media – Cable(f) – 0.0%
Adelphia Communications Corp. (NR/NR)
2,000,000	10.250		06/15/49	—

Metal Fabricate & Hardware(e) – 1.0%
Novelis Corp. (B+/B2)(d)
4,800,000	6.250		08/15/24	4,908,000
8,950,000	5.875		09/30/26	8,905,250
Park-Ohio Industries, Inc. (B/B3)
9,150,000	6.625		04/15/27	9,104,250

				22,917,500

Mining(e) – 2.2%
Alcoa Nederland Holding B.V. (BB+/Ba1)(d)
3,050,000	7.000		09/30/26	3,294,000
Constellium NV (B-/B2)(d)
4,250,000	5.750		05/15/24	4,239,375
3,200,000	6.625		03/01/25	3,264,000

Corporate Obligations – (continued)
Mining(e) – (continued)
FMG Resources August 2006 Pty Ltd. (BB+/Ba1)(d)
7,500,000	5.125		03/15/23	7,509,375
Freeport-McMoRan, Inc. (BB/Ba1)
14,400,000	3.550		03/01/22	14,238,000
8,050,000	3.875		03/15/23	7,899,062
Hudbay Minerals, Inc. (B+/B3)(d)
6,325,000	7.250		01/15/23	6,546,375
New Gold, Inc. (B/Caa1)(d)
3,640,000	6.250		11/15/22	3,221,400

				50,211,587

Miscellaneous Manufacturing(d)(e) – 0.2%
EnPro Industries, Inc. (BB/B1)
4,850,000	5.750		10/15/26	4,886,375

Office(e) – 0.3%
Xerox Corp. (BB+/Ba1)
5,600,000	4.125		03/15/23	5,518,167

Oil Field Services – 9.5%
Antero Resources Corp. (BB+/Ba3)(e)
3,850,000	5.375		11/01/21	3,874,063
400,000	5.125		12/01/22	402,000
9,250,000	5.625		06/01/23	9,388,750
California Resources Corp. (B-/Caa2)(d)(e)
3,500,000	8.000		12/15/22	2,747,500
California Resources Corp. (CCC-/Caa3)(e)
3,600,000	6.000		11/15/24	2,430,000
Chaparral Energy, Inc. (B-/Caa1)(d)(e)
1,425,000	8.750		07/15/23	990,375
Chesapeake Energy Corp. (B+/B2)
1,800,000	5.375	(e)	06/15/21	1,791,000
8,500,000	5.750		03/15/23	8,308,750
2,950,000	8.000	(e)(h)	01/15/25	3,001,625
3,350,000	8.000	(e)	06/15/27	3,299,750
CrownRock LP/CrownRock Finance, Inc. (BB-/B3)(d)(e)
8,550,000	5.625		10/15/25	8,229,375
CVR Refining LLC/Coffeyville Finance, Inc. (BB-/B1)(e)
1,250,000	6.500		11/01/22	1,265,625
Denbury Resources, Inc. (B/B3)(d)(e)
4,400,000	9.000		05/15/21	4,279,000
Diamondback Energy, Inc. (BB+/Ba2)(d)(e)
3,750,000	4.750		11/01/24	3,815,625
Ensco PLC (B/B3)(e)
3,400,000	7.750		02/01/26	2,881,500
3,100,000	5.750		10/01/44	1,991,750
EP Energy LLC/Everest Acquisition Finance, Inc. (CCC-/Caa2)(d)(e)
2,900,000	9.375		05/01/24	1,029,500
EP Energy LLC/Everest Acquisition Finance, Inc. (CCC-/Caa3)(e)
1,450,000	9.375		05/01/20	667,000
Exterran Energy Solutions LP/EES Finance Corp. (B+/B1)(e)
5,250,000	8.125		05/01/25	5,348,437
Gulfport Energy Corp. (BB-/B1)(e)
3,300,000	6.000		10/15/24	2,994,750
7,500,000	6.375		05/15/25	6,787,500
3,200,000	6.375		01/15/26	2,848,000

The accompanying notes are an integral part of these financial statements.	65

GOLDMAN SACHS HIGH YIELD FUND

Schedule of Investments (continued)

March 31, 2019

Principal Amount		Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Oil Field Services – (continued)
	Halcon Resources Corp. (CCC+/Caa1)(e)
	$3,700,000	6.750%		02/15/25	$2,220,000
	Laredo Petroleum, Inc. (B+/B2)(e)
	5,000,000	5.625		01/15/22	4,550,000
	5,150,000	6.250		03/15/23	4,596,375
	Matador Resources Co. (BB-/B2)(e)
	2,400,000	5.875		09/15/26	2,394,000
	MEG Energy Corp. (BB/B3)(d)(e)
	1,450,000	6.500		01/15/25	1,428,250
	MEG Energy Corp. (BB-/Caa2)(d)(e)
	2,150,000	6.375		01/30/23	1,988,750
	2,650,000	7.000		03/31/24	2,464,500
	Nabors Industries, Inc. (BB/B1)
	1,950,000	5.500	(e)	01/15/23	1,862,250
	5,000,000	0.750		01/15/24	3,579,000
	Nine Energy Service, Inc. (B/B3)(d)(e)
	2,050,000	8.750		11/01/23	2,116,625
	Noble Holding International Ltd. (B/Caa2)(e)
	700,000	7.750		01/15/24	626,500
	Noble Holding International Ltd. (B+/B3)(d)(e)
	4,565,000	7.875		02/01/26	4,256,862
	Oasis Petroleum, Inc. (BB-/B3)(e)
	8,391,000	6.875		03/15/22	8,453,932
	Parsley Energy LLC/Parsley Finance Corp. (BB-/B1)(d)(e)
	5,350,000	5.625		10/15/27	5,323,250
	Precision Drilling Corp. (BB-/B3)(e)
	4,900,000	7.750		12/15/23	5,047,000
	QEP Resources, Inc. (BB-/Ba3)(e)
	425,000	5.250		05/01/23	400,563
	10,090,000	5.625		03/01/26	9,156,675
	Range Resources Corp. (BB+/Ba3)(e)
	2,100,000	5.875		07/01/22	2,126,250
	1,400,000	5.000		03/15/23	1,358,000
	4,500,000	4.875		05/15/25	4,173,750
	Rowan Cos., Inc. (B-/Caa1)(e)
	1,050,000	4.750		01/15/24	851,813
	1,800,000	7.375		06/15/25	1,575,000
	4,550,000	5.400		12/01/42	2,866,500
	SM Energy Co. (BB-/B2)(e)
	5,000,000	5.000		01/15/24	4,637,500
	5,750,000	6.750		09/15/26	5,520,000
	Transocean, Inc. (B/Caa1)(d)(e)
	3,300,000	9.000		07/15/23	3,518,625
	2,100,000	7.250		11/01/25	2,079,000
	5,700,000	7.500		01/15/26	5,643,000
	Transocean, Inc. (B-/Caa2)
	10,000,000	7.500		04/15/31	8,600,000
	USA Compression Partners LP/USA Compression Finance Corp. (B+/B3)(e)
	5,900,000	6.875		04/01/26	6,032,750
	2,250,000	6.875	(d)	09/01/27	2,295,000
	Weatherford International Ltd. (CCC-/Caa3)
	700,000	7.750	(e)	06/15/21	623,000
	1,050,000	9.875	(e)	02/15/24	756,000
	9,050,000	6.500		08/01/36	5,113,250

Corporate Obligations – (continued)
Oil Field Services – (continued)
	Whiting Petroleum Corp. (BB/B2)(e)
	1,350,000	6.250		04/01/23	1,356,750
	6,800,000	6.625		01/15/26	6,664,000
	WPX Energy, Inc. (BB-/B1)(e)
	5,000,000	8.250		08/01/23	5,625,000
	3,350,000	5.250		09/15/24	3,383,500
	450,000	5.750		06/01/26	456,750

					214,091,845

Packaging – 1.9%
	ARD Finance SA (B-/Caa2)(e)(g)
	(PIK 7.375%, Cash 6.625%)
EUR	575,000	6.625		09/15/23	578,885
	(PIK 7.875%, Cash 7.125%)
	$6,450,000	7.125		09/15/23	6,425,812
	Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. (B/B3)(d)(e)
	6,150,000	7.250		05/15/24	6,472,875
	2,850,000	6.000		02/15/25	2,846,438
	Berry Global, Inc. (BB+/B2)(e)
	3,300,000	5.125		07/15/23	3,345,375
	BWAY Holding Co. (CCC+/Caa2)(d)(e)
	6,000,000	7.250		04/15/25	5,767,500
	Owens-Brockway Glass Container, Inc. (BB-/B1)(d)
	900,000	5.875		08/15/23	941,625
	Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu (B+/B1)(d)(e)
	13,600,000	5.125		07/15/23	13,787,000
	Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu (B-/Caa1)(d)(e)
	2,150,000	7.000		07/15/24	2,209,125

					42,374,635

Paper(f) – 0.0%
	NewPage Corp. (NR/NR)
	10,050,000	1.000		12/31/49	—

Pharmaceuticals – 3.0%
	Bausch Health Americas, Inc. (B-/B3)(d)(e)
	7,100,000	9.250		04/01/26	7,739,000
	Bausch Health Americas, Inc. (B-/B3)(d)(e)
	3,150,000	8.500		01/31/27	3,339,000
	Bausch Health Cos., Inc. (B-/B3)(d)(e)
	28,200,000	5.875		05/15/23	28,482,000
	Bausch Health Cos., Inc. (BB-/Ba2)(d)(e)
	5,000,000	7.000		03/15/24	5,275,000
	2,450,000	5.500		11/01/25	2,499,000
	1,450,000	5.750		08/15/27	1,486,250
	Endo Dac/Endo Finance LLC/Endo Finco, Inc. (CCC+/Caa1)(d)(e)
	8,345,000	6.000		07/15/23	6,404,787
	HLF Financing S.a.r.l. LLC/Herbalife International, Inc. (BB-/B1)(d)(e)
	4,850,000	7.250		08/15/26	5,001,563
	Par Pharmaceutical, Inc. (B+/Ba3)(d)(e)
	2,900,000	7.500		04/01/27	2,939,875
	Teva Pharmaceutical Finance Co. B.V. (BB/Ba2)
	800,000	3.650		11/10/21	785,622

66	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Pharmaceuticals – (continued)
Teva Pharmaceutical Finance Netherlands III B.V. (BB/Ba2)
$1,850,000	2.200%		07/21/21	$1,761,191
1,850,000	2.800		07/21/23	1,654,381

				67,367,669

Pipelines – 3.3%
Cheniere Corpus Christi Holdings LLC (BB/Ba3)(e)
6,000,000	5.125		06/30/27	6,292,500
Cheniere Energy Partners LP (BB/Ba2)(e)
6,965,000	5.250		10/01/25	7,121,712
CNX Midstream Partners LP/CNX Midstream Finance Corp. (BB-/B3)(d)(e)
6,600,000	6.500		03/15/26	6,385,500
DCP Midstream Operating LP (BB/Ba2)(e)
4,700,000	5.375		07/15/25	4,899,750
Energy Transfer Operating LP (BBB-/Baa3)
4,000,000	7.500		10/15/20	4,240,856
3,400,000	4.250	(e)	03/15/23	3,489,767
Genesis Energy LP/Genesis Energy Finance Corp. (B+/B1)(e)
13,061,000	6.000		05/15/23	13,224,262
Summit Midstream Holdings LLC/Summit Midstream Finance Corp. (BB-/B1)(e)
7,500,000	5.750		04/15/25	7,078,125
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp. (BB+/Ba3)(d)(e)
3,650,000	4.750		10/01/23	3,672,812
1,550,000	5.500		09/15/24	1,592,625
Targa Resources Partners LP/Targa Resources Partners Finance Corp. (BB/Ba3)(e)
1,000,000	5.250		05/01/23	1,017,500
650,000	5.125		02/01/25	664,625
4,100,000	5.875	(d)	04/15/26	4,346,000
4,500,000	5.375		02/01/27	4,601,250
3,350,000	6.500	(d)	07/15/27	3,613,813
2,650,000	5.000		01/15/28	2,606,938

				74,848,035

Real Estate Investment Trust(e) – 1.9%
Equinix, Inc. (BBB-/Ba2)
4,550,000	5.750		01/01/25	4,720,625
2,050,000	5.875		01/15/26	2,152,500
iStar, Inc. (BB-/Ba3)
3,480,000	4.625		09/15/20	3,519,150
6,500,000	6.000		04/01/22	6,524,375
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc. (BB-/B1)
3,400,000	5.625		05/01/24	3,548,750
MPT Operating Partnership LP/MPT Finance Corp. (BBB-/Ba1)
3,350,000	5.000		10/15/27	3,407,620
Realogy Group LLC/Realogy Co-Issuer Corp. (B/B2)(d)
550,000	5.250		12/01/21	554,125
1,300,000	4.875		06/01/23	1,212,250
Realogy Group LLC/Realogy Co-Issuer Corp. (B/B2)(d)
5,700,000	9.375		04/01/27	5,821,125
SBA Communications Corp. (BB-/B2)
3,300,000	4.875		09/01/24	3,324,750

Corporate Obligations – (continued)
Real Estate Investment Trust(e) – (continued)
Starwood Property Trust, Inc. (BB-/Ba3)
7,600,000	4.750		03/15/25	7,552,500

				42,337,770

Retailing(e) – 1.4%
1011778 BC ULC/New Red Finance, Inc. (B/B3)(d)
8,455,000	5.000		10/15/25	8,349,313
JC Penney Corp., Inc. (B-/B1)(d)
1,850,000	5.875		07/01/23	1,563,250
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC (BB/B1)(d)
7,950,000	5.250		06/01/26	8,029,500
PetSmart, Inc. (CC/Caa3)(d)
8,300,000	7.125		03/15/23	6,204,250
PetSmart, Inc. (CCC/B3)(d)
6,950,000	5.875		06/01/25	5,803,250
Suburban Propane Partners LP/Suburban Energy Finance Corp. (BB-/B1)
1,950,000	5.500		06/01/24	1,896,375

				31,845,938

Semiconductors – 0.4%
Advanced Micro Devices, Inc. (B+/B1)
3,000,000	7.500		08/15/22	3,348,750
Amkor Technology, Inc. (BB/B1)(d)(e)
3,100,000	6.625		09/15/27	3,146,500
Qorvo, Inc. (BB+/Ba1)(d)(e)
2,250,000	5.500		07/15/26	2,323,125

				8,818,375

Software(e) – 1.6%
Change Healthcare Holdings LLC/Change Healthcare Finance, Inc. (B-/Caa1)(d)
13,400,000	5.750		03/01/25	13,266,000
Fair Isaac Corp. (BB+/Ba2)(d)
2,300,000	5.250		05/15/26	2,363,250
Informatica LLC (CCC+/Caa1)(d)
2,100,000	7.125		07/15/23	2,139,375
Nuance Communications, Inc. (BB-/Ba3)
3,500,000	5.625		12/15/26	3,587,500
Open Text Corp. (BB+/Ba2)(d)
1,750,000	5.875		06/01/26	1,828,750
Rackspace Hosting, Inc. (B/Caa1)(d)
2,200,000	8.625		11/15/24	1,980,000
Solera LLC/Solera Finance, Inc. (CCC+/Caa1)(d)
3,950,000	10.500		03/01/24	4,280,813
SS&C Technologies, Inc. (B+/B2)(d)
5,570,000	5.500		09/30/27	5,625,700

				35,071,388

Telecommunication Services – 9.6%
Altice France SA (B/B2)(d)(e)
6,000,000	6.250		05/15/24	6,015,000
9,105,000	7.375		05/01/26	8,922,900
4,500,000	8.125		02/01/27	4,545,000

The accompanying notes are an integral part of these financial statements.	67

GOLDMAN SACHS HIGH YIELD FUND

Schedule of Investments (continued)

March 31, 2019

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Telecommunication Services – (continued)
CenturyLink, Inc. (B+/B2)
$7,650,000	6.450%		06/15/21	$7,965,563
2,250,000	6.750		12/01/23	2,351,250
3,330,000	6.875		01/15/28	3,155,175
1,700,000	7.600		09/15/39	1,491,750
CommScope Finance LLC (B+/B1)(d)(e)
4,650,000	8.250		03/01/27	4,824,375
CommScope, Inc. (BB-/B1)(d)(e)
5,750,000	5.500		06/15/24	5,627,813
Digicel Group One Ltd. (NR/WR)
5,355,000	8.250		12/30/22	3,266,550
Digicel Group Two Ltd. (NR/Caa3)(d)(e)
7,935,000	8.250		09/30/22	2,661,677
Digicel Ltd. (NR/B3)(d)(e)
4,840,000	6.750		03/01/23	3,067,350
Frontier Communications Corp. (B/B3)(d)(e)
6,650,000	8.500		04/01/26	6,167,875
Frontier Communications Corp. (CCC+/Caa1)
1,450,000	10.500	(e)	09/15/22	1,105,625
4,560,000	7.625		04/15/24	2,496,600
8,000,000	11.000	(e)	09/15/25	5,280,000
Intelsat Jackson Holdings SA (CCC+/Caa2)(d)(e)
12,365,000	8.500		10/15/24	12,024,962
10,950,000	9.750		07/15/25	11,114,250
Level 3 Financing, Inc. (BB/Ba3)(e)
850,000	5.375		01/15/24	865,938
10,150,000	5.250		03/15/26	10,111,937
Nokia of America Corp. (NR/WR)
5,000,000	6.450		03/15/29	4,887,500
Sprint Capital Corp. (B/B3)
8,150,000	8.750		03/15/32	8,557,500
Sprint Communications, Inc. (B/B3)
9,650,000	11.500		11/15/21	11,145,750
Sprint Corp. (B/B3)
14,015,000	7.250		09/15/21	14,680,712
16,925,000	7.875		09/15/23	17,792,406
3,900,000	7.625	(e)	02/15/25	3,978,000
1,300,000	7.625	(e)	03/01/26	1,316,250
T-Mobile USA, Inc. (BB+/Ba2)(e)
1,400,000	4.000		04/15/22	1,412,250
5,600,000	6.000		03/01/23	5,754,000
7,050,000	6.500		01/15/26	7,525,875
100,000	4.500		02/01/26	99,875
Telecom Italia Capital SA (BB+/Ba1)
11,660,000	7.200		07/18/36	11,776,600
9,850,000	7.721		06/04/38	10,145,500
Wind Tre SpA (BB-/B1)(d)(e)
15,825,000	5.000		01/20/26	14,400,750

				216,534,558

Toys/Games/Hobbies(e) – 0.3%
Mattel, Inc. (B+/B3)
2,350,000	2.350		08/15/21	2,214,875
1,450,000	3.150		03/15/23	1,297,750
Mattel, Inc. (BB-/B1)(d)
3,600,000	6.750		12/31/25	3,541,500

				7,054,125

Corporate Obligations – (continued)
Transportation(d)(e) – 0.3%
XPO Logistics, Inc. (BB-/Ba3)
1,955,000	6.125		09/01/23	1,969,663
5,650,000	6.750		08/15/24	5,763,000

				7,732,663

Trucking & Leasing(d) – 0.6%
Avolon Holdings Funding Ltd. (BB+/NR)(e)
1,685,000	5.250		05/15/24	1,735,550
Park Aerospace Holdings Ltd. (BB+/Ba2)
2,750,000	3.625	(e)	03/15/21	2,729,375
5,150,000	5.250		08/15/22	5,278,750
2,781,000	4.500	(e)	03/15/23	2,767,095

				12,510,770

TOTAL CORPORATE OBLIGATIONS
(Cost $2,018,269,504)				$2,020,100,853

Shares	Description	Value

Common Stocks – 0.1%
Health Care Services(f) – 0.0%
3,874	CB Paracelsus Healthcare	$—

Media(f) – 0.0%
21	New Cotai Class B Shares	—

Oil, Gas & Consumable Fuels – 0.1%
137,610	Chaparral Energy, Inc. Class A(f)	784,377
197,901	Montage Resources Corp.(j)	2,761,129

		3,545,506

Paper & Forest Products(f) – 0.0%
2,500	Port Townsend Holdings Co., Inc.	—

Pharmaceuticals(f) – 0.0%
40	Dawn Holdings, Inc.	—
10	Nycomed	—

		—

TOTAL COMMON STOCKS
(Cost $12,986,746)		$3,545,506

Shares	Dividend Rate	Value

Preferred Stock(g)(k) – 0.1%
Media – 0.1%
Spanish Broadcasting System, Inc.
3,014	10.750%	$2,049,520
(Cost $3,042,344)

68	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND

Units	Expiration Date	Value

Warrant(f) – 0.0%
Lender Process Services, Inc. (NR/NR)
14,274	12/31/20	$—
TBS International Ltd. (NR/NR)
12,063	02/07/14	—
TBS International Ltd. (NR/NR)
2,807	02/07/15	—
TBS International Ltd. (NR/NR)
3,311	02/07/15	—
True Religion Warrant (NR/NR)
1,914	10/27/22	—
True Religion Warrant 2 (NR/NR)
7,229	10/27/22	—

TOTAL WARRANT
(Cost $21,898,892)		$—

Shares	Dividend Rate	Value

Investment Company(l) – 3.9%
Goldman Sachs Financial Square Government Fund – Institutional Shares
87,368,040	2.437%	$87,368,040
(Cost $87,368,040)

Shares	Description	Value

Exchange Traded Fund(l) – 1.0%
Exchange Traded Funds – 1.0%
460,000	Goldman Sachs Access High Yield Corporate Bond ETF (NR/NR)	$22,474,864
(Cost $22,454,900)

TOTAL INVESTMENTS – 99.7%
(Cost $2,272,368,505)		$2,240,367,338

Principal Amount	Interest Rate (Paid) Received	Maturity Date	Value

Reverse Repurchase Agreements(m) – (0.3)%
Barclays Reverse Repurchase Agreement (NR/NR)
$(4,563,000)	0.000%	04/01/19	$(4,563,000)
(2,889,125)	0.500	04/01/19	(2,889,125)

TOTAL REVERSE REPURCHASE AGREEMENTS
(Cost $(7,452,125))			$(7,452,125)

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.6%			13,158,400

NET ASSETS – 100.0%			$2,246,073,613

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Bank Loans often require prepayments from excess cash flows or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. As bank loan positions may involve multiple underlying tranches for which the aggregate position is presented, the stated interest rate represents the weighted average interest rate of all contracts on March 31, 2019. Bank Loans typically have rates of interest which are predetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates are primarily the London-Interbank Offered Rate (“LIBOR”), and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.

(b)	Variable rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect on March 31, 2019.

(c)	This position represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate.

(d)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(e)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.

(f)	Security is currently in default and/or non-income producing.

(g)	Pay-in-kind securities.

(h)	All or a portion of the security was pledged as collateral against open reverse repurchase agreements. As of March 31, 2019, the value of securities pledged amounted to $7,182,250, which represents approximately 0.3% of the Fund’s net assets as of March 31, 2019.

(i)	Coupon changes periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect on March 31, 2019.

(j)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered and the registration statement is effective. Disposal of these securities may involve time consuming negotiations and prompt sale at an acceptable price may be difficult. Total market value of restricted securities amounts to $2,761,129, which represents approximately 0.1% of the Fund’s net assets as of March 31, 2019.

Restricted Security	Acquisition Date	Cost
Montage Resources Corp. (Common Stock)	02/27/17	$6,692,580

(k)	Security with “Put” features and resetting interest rates. Maturity dates disclosed are the puttable dates. Interest rate disclosed is that which is in effect on March 31, 2019.

(l)	Represents an affiliated issuer.

(m)	Reverse repurchase agreements are entered on a rolling day-to-day basis with no final maturity; both parties to the agreement have the right to terminate the contract on any date.

The accompanying notes are an integral part of these financial statements.	69

GOLDMAN SACHS HIGH YIELD FUND

Schedule of Investments (continued)

March 31, 2019

Currency Abbreviations:
EUR	—Euro
USD	—U.S. Dollar

Investment Abbreviations:
CMT	—Constant Maturity Treasury Indexes
ETF	—Exchange Traded Fund
LIBOR	—London Interbank Offered Rate
LLC	—Limited Liability Company
LP	—Limited Partnership
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust
WR	—Withdrawn Rating

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At March 31, 2019, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
Ultra Long U.S. Treasury Bonds	96	06/19/19	$16,128,000	$582,665
2 Year U.S. Treasury Notes	45	06/28/19	9,589,219	33,370
5 Year U.S. Treasury Notes	287	06/28/19	33,242,672	46,564
10 Year U.S. Treasury Notes	763	06/19/19	94,778,906	1,097,845

Total				$1,760,444
Short position contracts:
Eurodollars	(68)	06/17/19	(16,567,350)	92,537
Eurodollars	(416)	12/16/19	(101,472,800)	(421,189)
Ultra 10 Year U.S. Treasury Notes	(290)	06/19/19	(38,506,563)	(796,399)
20 Year U.S. Treasury Bonds	(173)	06/19/19	(25,890,531)	(677,746)

Total				$(1,802,797)

TOTAL FUTURES CONTRACTS				$(42,353)

SWAP CONTRACTS — At March 31, 2019, the Fund had the following swap contracts:

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS

Referenced Obligation/Index	Financing Rate Received/(Paid) by the Fund(a)	Credit Spread at March 31, 2019(b)	Termination Date	Notional Amount (000s)	Value	Upfront Premiums (Received) Paid	Unrealized Appreciation/ (Depreciation)
Protection Sold:
CDX.NA.HY. Index 31	5.000%	3.347%	12/20/23	$35,770	$2,463,189	$2,187,700	$275,489
CDX.NA.HY. Index 32	5.000	3.484	06/20/24	11,250	768,000	694,652	73,348
CDX.NA.HY. Index 30	5.000	3.070	06/20/23	16,709	1,226,315	898,398	327,917

TOTAL					$4,457,504	$3,780,750	$676,754

(a)	Payments made quarterly.
(b)	Credit spread on the referenced obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund or its counterparty to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

70	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

PURCHASED OPTIONS CONTRACTS — At March 31, 2019, the Fund had the following purchased options:

EXCHANGE TRADED OPTIONS ON FUTURES

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Portfolio	Unrealized Appreciation/ (Depreciation)
Purchased option contracts
Puts
Eurodollar Futures	$97.750	06/15/2020	589	$1,472,500	$338,675	$294,201	$44,474

The accompanying notes are an integral part of these financial statements.	71

GOLDMAN SACHS HIGH YIELD FLOATING RATE FUND

Schedule of Investments

March 31, 2019

Principal Amount			Interest Rate	Maturity Date	Value

Bank Loans(a) – 91.6%
Aerospace(b) – 0.7%
	TransDigm, Inc. (B+/Ba3)
	(1M LIBOR + 2.500%)
	$12,117,382		4.999%	08/22/24	$11,796,271
	(1M LIBOR + 2.500%)
	5,397,812		4.999	05/30/25	5,249,372

					17,045,643

Airlines(b) – 0.6%
	Allegiant Travel Co. (BB-/Ba3) (3M LIBOR + 4.500%)
	5,900,000		7.233	02/05/24	5,870,500
	Atlantic Aviation FBO, Inc. (BB/Ba3) (1M LIBOR + 3.750%)
	7,082,250		6.250	12/06/25	7,135,367

					13,005,867

Automotive – Distributors(b) – 0.8%
	American Axle & Manufacturing, Inc. (BB/Ba2) (1M LIBOR + 2.250%)
	5,001,813		4.740	04/06/24	4,880,919
	Thor Industries, Inc. (BB/Ba2) (1M LIBOR + 3.750%)
	6,328,098		6.250	02/01/26	6,021,564
	Wand NewCo 3, Inc. (B/B1) (1M LIBOR + 3.500%)
	6,925,000		5.982	02/05/26	6,926,731

					17,829,214

Automotive – Parts – 2.7%
	CS Intermediate Holdco 2 LLC (BBB-/Ba1)(b) (1M LIBOR + 2.000%)
	3,882,061		4.499	11/02/23	3,712,221
	Dana, Inc. (BBB-/Baa3)(b) (1M LIBOR + 2.250%)
	5,875,000		4.749	02/28/26	5,816,250
	Dealer Tire LLC (B/B2) (1M LIBOR + 5.500%)
	9,200,000	(b)	7.999	12/12/25	9,177,000
	Garrett LX III S.a r.l. (BB-/Ba3) (3M LIBOR + 2.500%)
	5,984,962	(b)	5.110	09/27/25	5,865,263
	Gates Global LLC (B+/B1)(b) (1M LIBOR + 2.750%)
	6,118,596		5.249	04/01/24	6,033,364
	Mavis Tire Express Services Corp. (B/B1)(b) (1M LIBOR + 3.250%)
	9,685,886		5.736	03/20/25	9,420,553
	Navistar International Corp. (BB-/Ba3)(b) (1M LIBOR + 3.500%)
	6,126,656		6.000	11/06/24	6,098,596
	Panther BF Aggregator 2 LP (B+/Ba)
EUR	3,150,000		3.750	03/14/26	3,512,630
	Panther BF Aggregator 2 LP/Panther Finance Co., Inc. (B+/Ba)
	$4,750,000		3.500	03/18/26	4,693,618
	Tenneco, Inc. (BB/Ba2)(b) (1M LIBOR + 2.750%)
	9,276,750		5.249	10/01/25	8,836,104

					63,165,599

Building Materials(b) – 3.6%
	ACProducts, Inc. (B+/B3)(c) (1M LIBOR + 5.500%)
	3,775,000		7.999	02/14/24	3,586,250
	American Builders & Contractors Supply Co., Inc. (BB+/B1) (1M LIBOR + 2.000%)
	6,133,160		4.499	10/31/23	5,969,282
	Beacon Roofing Supply, Inc. (BB+/B1) (1M LIBOR + 2.250%)
	3,692,675		4.749	01/02/25	3,594,191

Bank Loans(a) – (continued)
Building Materials(b) – (continued)
	CPG International, Inc. (B/B2) (6M LIBOR + 3.750%)
	11,733,349		6.633	05/05/24	11,616,015
	Foundation Building Materials LLC (B+/B3) (1M LIBOR + 3.000%)
	10,623,375		5.499	08/13/25	10,397,628
	Hayward Industries, Inc. (B/B3) (1M LIBOR + 3.500%)
	9,559,562		5.999	08/05/24	9,362,444
	Jeld-Wen, Inc. (BB+/Ba2) (3M LIBOR + 2.000%)
	5,220,783		4.601	12/14/24	5,127,226
	LBM Borrower LLC (B+/B3) (1M LIBOR + 3.750%)
	6,223,583		6.249	08/20/22	5,965,305
	NCI Building Systems, Inc. (B+/B2) (3M LIBOR + 3.750%)
	19,530,665		6.547	04/12/25	18,676,198
	Quikrete Holdings, Inc. (BB-/B1) (1M LIBOR + 2.750%)
	10,825,000		5.249	11/15/23	10,552,427

					84,846,966

Chemicals(b) – 3.9%
	Alpha 3 B.V. (B/B1) (3M LIBOR + 3.000%)
	8,565,917		5.601	01/31/24	8,359,821
	ASP Unifrax Holdings, Inc. (B-/B3) (3M LIBOR + 3.750%)
	9,800,438		6.351	12/12/25	9,324,430
	ASP Unifrax Holdings, Inc. (CCC+/Caa2) (3M LIBOR + 8.500%)
	1,975,000		11.093	12/14/26	1,871,313
	Cyanco Intermediate Corp. (B/B2) (1M LIBOR + 3.500%)
	5,368,207		5.999	03/16/25	5,294,394
	Emerald Performance Materials LLC (B-/B2) (1M LIBOR + 3.500%)
	4,514,528		5.999	08/01/21	4,465,636
	Emerald Performance Materials LLC (CCC+/Caa2) (1M LIBOR + 7.750%)
	6,350,000		10.249	08/01/22	6,207,125
	Platform Specialty Products Corp. (BB/Ba2) (1M LIBOR + 2.250%)
	2,194,500		4.749	01/30/26	2,173,938
	Polar US Borrower LLC (B/B2) (3M LIBOR + 3.750%)
	7,032,315		9.250	10/15/25	7,014,735
	PQ Corp. (BB-/B2) (3M LIBOR + 2.500%)
	5,245,314		5.244	02/08/25	5,179,747
	Starfruit Finco B.V. (B+/B1)
	(1M LIBOR + 3.250%)
	14,300,000		5.740	10/01/25	14,076,634
	(3M EURIBOR + 3.750%)
EUR	4,450,000		3.750	10/01/25	4,980,857
	The Chemours Co. (BBB-/Baa3) (1M LIBOR + 1.750%)
	$3,743,543		4.250	04/03/25	3,697,909
	Tronox Blocked Borrower LLC (BB-/Ba3) (1M LIBOR + 3.000%)
	2,454,217		5.499	09/23/24	2,441,185
	Tronox Finance LLC (BB-/Ba3) (1M LIBOR + 3.000%)
	5,300,344		5.499	09/23/24	5,272,199
	Univar, Inc. (BB+/Ba3) (1M LIBOR + 2.250%)
	11,630,027		4.749	07/01/24	11,484,652

					91,844,575

72	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FLOATING RATE FUND

Principal Amount		Interest Rate	Maturity Date	Value

Bank Loans(a) – (continued)
Construction Machinery(b) – 1.5%
	Accudyne Industries LLC (B/B3) (1M LIBOR + 3.000%)
	$15,321,163	5.499%	08/18/24	$15,299,866
	Brookfield WEC Holdings, Inc. (B/B2) (1M LIBOR + 3.750%)
	9,975,000	6.249	08/01/25	9,943,180
	Milacron LLC (B+/B2) (1M LIBOR + 2.500%)
	3,100,000	4.999	09/28/23	3,030,250
	Welbilt, Inc. (BB-/B1) (1M LIBOR + 2.500%)
	6,522,500	4.999	10/23/25	6,424,663

				34,697,959

Consumer Cyclical Services(b) – 0.5%
	Verisure Holding AB (B/B1) (3M EURIBOR + 3.000%)
EUR	11,300,000	3.000	10/20/22	12,489,318

Consumer Cyclical Services – Business – 2.5%
	Advantage Sales & Marketing, Inc. (B/B1)(b) (1M LIBOR + 3.250%)
	$9,174,738	5.749	07/23/21	7,764,122
	Advantage Sales & Marketing, Inc. (CCC+/Caa1)(b) (1M LIBOR + 6.500%)
	4,203,226	8.999	07/25/22	3,063,858
	Blitz F18-675 GmbH (B+/B1)(b) (3M EURIBOR + 3.750%)
EUR	4,627,500	3.750	07/31/25	5,198,997
	Colorado Buyer, Inc. (CCC+/B3)(b) (3M LIBOR + 7.250%)
	$2,875,000	9.860	05/01/25	2,601,875
	Iron Mountain, Inc. (BB/Ba3)(b) (1M LIBOR + 1.750%)
	10,271,250	4.249	01/02/26	9,943,905
	Sabre GLBL, Inc. (BB/Ba2)(b) (1M LIBOR + 2.000%)
	7,264,841	4.499	02/22/24	7,203,526
	Tempo Acquisition LLC (B/B1)(b) (1M LIBOR + 3.000%)
	10,298,794	5.499	05/01/24	10,193,232
	Travelport Finance (Luxembourg) S.a.r.l. (B+/B2)
	12,700,000	4.750	03/13/26	12,334,875

				58,304,390

Consumer Products – Household & Leisure(b) –0.5%
	Diamond (BC) B.V. (B/B1) (3M LIBOR + 3.000%)
	7,628,189	5.744	09/06/24	7,313,526
	Prestige Brands, Inc. (BB/Ba3) (1M LIBOR + 2.000%)
	3,409,689	4.499	01/26/24	3,368,670

				10,682,196

Consumer Products – Non Durable(b) – 1.2%
	Alphabet Holding Co., Inc. (B-/B3) (1M LIBOR + 3.500%)
	11,408,948	5.999	09/26/24	10,560,465
	Alphabet Holding Co., Inc. (CCC/Caa2) (1M LIBOR + 7.750%)
	9,600,000	10.249	09/26/25	7,764,000
	KIK Custom Products, Inc. (CCC+/B1) (1M LIBOR + 4.000%)
	11,775,000	6.496	05/15/23	10,970,414

				29,294,879

Diversified Financial Services(b) – 1.6%
	AlixPartners LLP (B+/B2) (1M LIBOR + 2.750%)
	6,415,217	5.249	04/04/24	6,363,895
	Citadel Securities LP (BBB/NR)(c) (1M LIBOR + 3.500%)
	9,325,000	5.999	02/22/26	9,313,344
	Edelman Financial Center LLC (B/B1) (3M LIBOR + 3.250%)
	6,523,136	6.037	07/21/25	6,464,037

Bank Loans(a) – (continued)
Diversified Financial Services(b) – (continued)
	First Eagle Investment Management LLC (BB+/Ba1) (3M LIBOR + 2.750%)
	4,937,625	5.351	12/26/24	4,910,863
	Fortress Investment Group LLC (BB/Baa3) (1M LIBOR + 2.000%)
	5,064,281	4.499	12/27/22	5,022,501
	Franklin Square Holdings LP (BB/Ba1) (1M LIBOR + 2.500%)
	4,154,125	5.000	08/01/25	4,135,971
	VFH Parent LLC (B+/Ba3) (1M LIBOR + 3.500%)
	2,375,000	6.126	01/30/26	2,377,969

				38,588,580

Diversified Manufacturing(b) – 3.2%
	Atkore International, Inc. (BB-/B2) (3M LIBOR + 2.750%)
	7,846,002	5.360	12/22/23	7,747,927
	Clark Equipment Co. (BB/Ba3) (3M LIBOR + 2.000%)
	4,128,411	4.601	05/18/24	4,046,875
	Cortes NP Acquisition Corp. (B/B1) (3M LIBOR + 4.000%)
	13,537,284	6.629	11/30/23	12,691,204
	Dynacast International LLC (B/B2) (3M LIBOR + 3.250%)
	9,576,674	5.851	01/28/22	9,397,111
	Gardner Denver, Inc. (BB+/Ba3) (1M LIBOR + 2.750%)
	3,181,967	5.249	07/30/24	3,176,781
	Global Brass & Copper, Inc. (BB/B1) (1M LIBOR + 2.500%)
	4,357,559	5.000	05/29/25	4,313,984
	Rexnord LLC (BB+/Ba1) (1M LIBOR + 2.000%)
	6,598,642	4.499	08/21/24	6,526,651
	Robertshaw US Holding Corp. (B/B3) (1M LIBOR + 3.500%)
	3,002,163	6.000	02/28/25	2,810,775
	Robertshaw US Holding Corp. (CCC+/Caa2)(c) (1M LIBOR + 8.000%)
	4,650,000	10.500	02/28/26	4,022,250
	Titan Acquisition Ltd./Titan Co-Borrower LLC (B/B2) (1M LIBOR + 3.000%)
	14,483,363	5.499	03/28/25	13,440,561
	Zodiac Pool Solutions LLC (BB/Ba3) (1M LIBOR + 2.250%)
	6,380,678	4.749	07/02/25	6,262,635

				74,436,754

Entertainment – 2.8%
	AMC Entertainment Holdings Inc. (BB-/Ba2)
	8,950,000	4.734	03/14/26	8,878,400
	AMC Entertainment, Inc. (BB-/Ba2)(b)
	(1M LIBOR + 2.250%)
	3,014,146	4.734	12/15/22	3,010,379
	(1M LIBOR + 2.250%)
	4,597,363	4.734	12/15/23	4,592,766
	Amer Sports Oyj (B+/B1)(d)
EUR	4,300,000	0.000	02/26/26	4,771,963
	CityCenter Holdings LLC (BB-/B1)(b) (1M LIBOR + 2.250%)
	$8,693,457	4.749	04/18/24	8,529,064
	Crown Finance US, Inc. (BB-/B1)(b) (1M LIBOR + 2.500%)
	5,875,694	4.999	02/28/25	5,732,209
	Intrawest Resorts Holdings, Inc. (B/B2)(b) (1M LIBOR + 3.000%)
	17,195,666	5.499	07/31/24	17,082,862
	UFC Holdings LLC (B+/B1)(b) (1M LIBOR + 3.250%)
	7,719,573	5.750	08/18/23	7,655,732

The accompanying notes are an integral part of these financial statements.	73

GOLDMAN SACHS HIGH YIELD FLOATING RATE FUND

Schedule of Investments (continued)

March 31, 2019

Principal Amount	Interest Rate	Maturity Date	Value

Bank Loans(a) – (continued)
Entertainment – (continued)
UFC Holdings LLC (CCC+/Caa1)(b) (1M LIBOR + 7.500%)
$5,800,000	9.999%	08/18/24	$5,812,064

			66,065,439

Environmental(b) – 0.9%
Apergy Corp. (BB/Ba1) (1M LIBOR + 2.500%)
3,689,849	5.000	05/09/25	3,657,563
Crosby US Acquisition Corp. (B-/Caa1) (1M LIBOR + 3.000%)
8,528,780	5.491	11/23/20	8,299,612
FTS International, Inc. (B/B3) (1M LIBOR + 4.750%)
2,435,088	7.249	04/16/21	2,428,245
MEG Energy Corp. (BB/Ba3) (1M LIBOR + 3.500%)
5,772,840	6.000	12/31/23	5,756,618

			20,142,038

Environmental(b) – 1.8%
Core & Main LP (B+/B2) (3M LIBOR + 3.000%)
7,643,750	5.626	08/01/24	7,573,657
EnergySolutions LLC (B-/B3) (3M LIBOR + 3.750%)
23,862,031	6.351	05/09/25	20,958,737
GFL Environmental, Inc. (B+/B2) (1M LIBOR + 3.000%)
10,046,597	5.499	05/30/25	9,693,359
Innovative Water Care Global Corp. (B/B3) (3M LIBOR + 5.000%)
2,925,000	7.601	02/20/26	2,786,063

			41,011,816

Food & Beverages – 1.5%
C.H. Guenther & Son, Inc. (B/B2)(d)
5,917,738	5.249	03/31/25	5,814,177
Chobani LLC/Chobani Finance Corp., Inc. (B/B1)(b) (1M LIBOR + 3.500%)
3,591,965	5.999	10/10/23	3,434,816
High Liner Foods, Inc. (B/B3)(b) (3M LIBOR + 3.250%)
4,908,295	6.044	04/24/21	3,975,719
Refresco Group BV (B+/B1)(b) (3M LIBOR + 3.250%)
6,890,400	5.934	03/28/25	6,812,883
Shearer’s Foods, Inc. (CCC/Caa2)(b) (1M LIBOR + 6.750%)
5,190,889	9.249	06/30/22	4,996,231
Sigma Bidco B.V. (B+/B1)(b) (3M LIBOR + 3.000%)
2,598,081	5.603	07/02/25	2,513,643
US Foods, Inc. (BBB-/Ba3)(b) (1M LIBOR + 2.000%)
6,674,061	4.499	06/27/23	6,565,607

			34,113,076

Food & Drug Retailers(b) – 0.8%
Albertsons LLC (BB-/Ba2)
(1M LIBOR + 3.000%)
3,052,896	5.479	06/22/23	3,023,527
(1M LIBOR + 3.000%)
7,626,580	5.499	11/17/25	7,523,164
(3M LIBOR + 3.000%)
2,148,680	5.609	12/21/22	2,130,180
BJ’s Wholesale Club, Inc. (BB-/B2) (1M LIBOR + 3.000%)
5,149,888	5.499	02/03/24	5,131,761

			17,808,632

Bank Loans(a) – (continued)
Gaming(b) – 3.2%
Caesars Entertainment Operating Co., Inc. (BB/Ba3) (1M LIBOR + 2.000%)
13,226,515	4.499	10/06/24	12,902,466
Caesars Resort Collection LLC (BB/Ba3) (1M LIBOR + 2.750%)
11,552,163	5.249	12/22/24	11,387,082
Eldorado Resorts LLC (BB/Ba1) (2M LIBOR + 2.250%)
6,309,856	4.875	04/17/24	6,246,757
MGM Growth Properties LLC (BB+/Ba3) (1M LIBOR + 2.000%)
10,105,481	4.499	03/21/25	9,957,537
Mohegan Tribal Gaming Authority (B-/B1) (1M LIBOR + 3.750%)
7,413,626	6.249	10/13/21	7,180,097
Scientific Games International, Inc. (B+/Ba3) (1M LIBOR + 2.750%)
11,454,742	5.329	08/14/24	11,143,860
The Stars Group Holdings B.V. (B+/B1) (3M LIBOR + 3.500%)
2,908,125	6.101	07/10/25	2,900,185
Wynn Resorts Ltd. (BB-/Ba3) (1M LIBOR + 2.250%)
12,362,500	4.750	10/30/24	12,090,154

			73,808,138

Health Care – Pharmaceuticals(b) – 1.4%
Bausch Health Cos., Inc. (BB-/Ba2) (1M LIBOR + 2.750%)
18,518,987	5.231	11/27/25	18,290,463
Endo Luxembourg Finance Co. I S.A.R.L. (B+/Ba3) (1M LIBOR + 4.250%)
8,536,008	6.750	04/29/24	8,363,922
Grifols Worldwide Operations USA, Inc. (BB+/Ba2) (1 Week LIBOR + 2.250%)
5,984,733	4.660	01/31/25	5,942,361

			32,596,746

Health Care – Services(b) – 8.0%
21st Century Oncology Holdings, Inc. (NR/NR) (3M LIBOR + 6.125%)
12,370,289	8.905	01/16/23	10,303,461
Air Medical Group Holdings, Inc. (B/B1)
(1M LIBOR + 3.250%)
12,224,224	5.739	04/28/22	11,495,905
(1M LIBOR + 4.250%)
4,919,884	6.736	03/14/25	4,618,541
Air Methods Corp. (B/B2) (3M LIBOR + 3.500%)
7,015,681	6.101	04/21/24	5,239,872
American Renal Holdings, Inc. (B/B2) (1M LIBOR + 3.250%)
7,732,450	5.749	06/21/24	7,336,161
Change Healthcare Holdings, Inc. (B+/B1) (1M LIBOR + 2.750%)
8,900,488	5.249	03/01/24	8,775,348
Envision Healthcare Corp. (B+/B1) (1M LIBOR + 3.750%)
14,962,500	6.249	10/10/25	13,977,519
ExamWorks Group, Inc. (B/B1) (1M LIBOR + 3.250%)
4,817,123	5.749	07/27/23	4,790,629
Gentiva Health Services, Inc. (B/B1) (1M LIBOR + 3.750%)
4,794,910	6.250	07/02/25	4,800,903
HCA, Inc. (BBB-/Baa3) (1M LIBOR + 2.000%)
10,024,129	4.499	03/13/25	10,008,491

74	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FLOATING RATE FUND

Principal Amount	Interest Rate	Maturity Date	Value

Bank Loans(a) – (continued)
Health Care – Services(b) – (continued)
IQVIA, Inc. (BBB-/Ba1) (1M LIBOR + 1.750%)
$5,260,250	4.249%	06/11/25	$5,198,863
MPH Acquisition Holdings LLC (B+/B1) (3M LIBOR + 2.750%)
7,932,295	5.351	06/07/23	7,667,119
Parexel International Corp. (B/B1) (1M LIBOR + 2.750%)
5,417,500	5.249	09/27/24	5,214,344
RegionalCare Hospital Partners Holdings, Inc. (B+/B1) (3M LIBOR + 4.500%)
15,810,375	6.982	11/16/25	15,620,176
Sedgwick Claims Management Services, Inc. (B/B2) (1M LIBOR + 3.250%)
7,630,875	5.749	12/31/25	7,460,783
Sotera Health Holdings LLC (B/B1) (1M LIBOR + 3.000%)
14,063,239	5.499	05/15/22	13,805,459
Team Health Holdings, Inc. (B/B2) (1M LIBOR + 2.750%)
18,985,819	5.249	02/06/24	16,834,156
U.S. Renal Care, Inc. (B/B2) (3M LIBOR + 4.250%)
13,973,340	6.851	12/30/22	13,944,275
U.S. Renal Care, Inc. (CCC+/Caa2) (3M LIBOR + 8.000%)
4,025,000	10.601	12/29/23	4,022,504
Verscend Holding Corp. (B+/B3) (1M LIBOR + 4.500%)
9,394,022	6.999	08/27/25	9,311,824
VVC Holding Corp. (B/B2) (3M LIBOR + 4.500%)
7,600,000	7.197	02/11/26	7,486,000

			187,912,333

Home Construction(b) – 0.7%
Builders FirstSource, Inc. (BB-/B3) (3M LIBOR + 3.000%)
7,518,929	5.601	02/29/24	7,263,586
Gyp Holdings III Corp. (BB-/B2) (1M LIBOR + 2.750%)
8,436,250	5.249	06/01/25	8,158,529

			15,422,115

Insurance(b) – 0.9%
Hub International Ltd. (B/B2) (3M LIBOR + 2.750%)
6,857,726	5.515	04/25/25	6,623,397
USI, Inc. (B/B2) (3M LIBOR + 3.000%)
14,652,215	5.601	05/16/24	14,188,180

			20,811,577

Lodging(b) – 0.2%
Four Seasons Holdings, Inc. (BB+/Ba3) (1M LIBOR + 2.000%)
5,524,616	4.499	11/30/23	5,475,115

Machinery(b) – 0.2%
Shape Technologies Group, Inc. (B/B2) (3M LIBOR + 3.000%)
4,183,587	5.776	04/21/25	4,120,833

Media – Broadcasting & Radio – 3.7%
Ascend Learning LLC (B/Ba3)(b) (1M LIBOR + 3.000%)
6,189,915	5.499	07/12/24	6,048,042
iHeart Communications, Inc. (NR/WR)(e)
2,875,000	0.000	01/30/20	2,044,125
24,972,038	0.000	07/30/19	17,767,605
Meredith Corp. (BB/Ba2)(b) (1M LIBOR + 2.750%)
7,619,388	5.249	01/31/25	7,596,073
Metro-Goldwyn-Mayer, Inc. (B-/B2)(b) (1M LIBOR + 4.500%)
4,125,000	7.000	07/03/26	3,935,951

Bank Loans(a) – (continued)
Media – Broadcasting & Radio – (continued)
Nexstar Broadcasting, Inc. (BB+/Ba3)(b) (3M LIBOR + 2.250%)
9,991,511	4.746	01/17/24	9,821,755
Renaissance Holding Corp. (B-/B2)(b) (1M LIBOR + 3.250%)
4,908,076	5.749	05/30/25	4,695,802
Renaissance Holding Corp. (CCC/Caa2)(b) (1M LIBOR + 7.000%)
2,525,000	9.499	05/29/26	2,306,158
The E.W. Scripps Co. (BB/Ba3)(b) (1M LIBOR + 2.000%)
6,880,348	4.499	10/02/24	6,656,737
Tribune Media Co. (BB+/Ba3)(b)
(1M LIBOR + 3.000%)
952,474	5.499	12/27/20	950,693
(1M LIBOR + 3.000%)
10,021,374	5.499	01/27/24	10,001,331
Univision Communications, Inc. (B/B2)(b) (1M LIBOR + 2.750%)
9,917,639	5.249	03/15/24	9,329,424
WMG Acquisition Corp. (BB-/Ba3)(b) (1M LIBOR + 2.125%)
5,987,047	4.624	11/01/23	5,850,482

			87,004,178

Media – Cable(b) – 3.2%
Altice Financing SA (B+/B2)
(1M LIBOR + 2.750%)
2,000,000	5.234	07/15/25	1,902,500
(1M LIBOR + 2.750%)
2,000,000	5.241	01/31/26	1,903,000
Cogeco Communications, Inc. (BB-/B1) (1M LIBOR + 2.375%)
7,467,440	4.874	01/03/25	7,352,740
CSC Holdings LLC (BB/Ba3)
(1M LIBOR + 2.250%)
12,080,417	4.734	07/17/25	11,720,179
(1M LIBOR + 2.500%)
5,998,612	4.984	01/25/26	5,868,622
Numericable Group SA (B/B2)
(1M LIBOR + 2.750%)
11,748,294	5.249	07/31/25	10,911,228
(1M LIBOR + 3.688%)
7,755,786	6.171	01/31/26	7,336,974
Unitymedia Finance LLC (BB-/Ba3)
(1M LIBOR + 2.250%)
3,000,000	4.734	09/30/25	2,965,530
(1M LIBOR + 2.250%)
3,000,000	4.734	01/15/26	2,964,180
Unitymedia Hessen GmbH & Co. KG (BB-/Ba3) (1M LIBOR + 2.000%)
3,000,000	4.484	06/01/23	2,961,570
UPC Financing Partnership (BB/Ba3) (1M LIBOR + 2.500%)
7,025,000	4.984	01/15/26	7,008,421
Virgin Media Bristol LLC (BB-/Ba3) (1M LIBOR + 2.500%)
3,458,080	4.984	01/15/26	3,418,554
Ziggo Secured Finance BV (B+/B1) (1M LIBOR + 2.500%)
7,925,000	4.984	04/15/25	7,711,184

			74,024,682

Media – Non Cable(b) – 2.6%
Cambium Learning Group, Inc. (B-/B2) (1M LIBOR + 4.500%)
6,608,438	6.999	12/18/25	6,525,832

The accompanying notes are an integral part of these financial statements.	75

GOLDMAN SACHS HIGH YIELD FLOATING RATE FUND

Schedule of Investments (continued)

March 31, 2019

Principal Amount			Interest Rate	Maturity Date	Value

Bank Loans(a) – (continued)
Media – Non Cable(b) – (continued)
	CBS Radio, Inc. (BB-/Ba3) (1M LIBOR + 2.750%)
	$4,782,305		5.249%	11/18/24	$4,643,618
	Getty Images, Inc. (B-/B2) (1M LIBOR + 4.500%)
	7,955,063		7.000	02/19/26	7,885,456
	Lions Gate Capital Holdings LLC (BB-/Ba2) (1M LIBOR + 2.250%)
	5,320,747		4.749	03/24/25	5,240,936
	McGraw-Hill Global Education Holdings LLC (B+/B1) (1M LIBOR + 4.000%)
	17,537,267		6.499	05/04/22	16,090,442
	Mission Broadcasting, Inc. (BB+/Ba3) (1M LIBOR + 2.250%)
	1,838,900		4.739	01/17/24	1,807,657
	NEP Europe Finco BV (B+/B1) (3M EURIBOR + 3.500%)
EUR	2,319,188		3.500	10/20/25	2,601,549
	NEP/NCP Holdco, Inc. (B+/B1) (1M LIBOR + 3.250%)
	$1,067,325		5.749	10/20/25	1,056,919
	NEP/NCP Holdco, Inc. (CCC+/Caa1) (1M LIBOR + 7.000%)
	8,600,000		9.496	10/19/26	8,428,000
	Nielsen Finance LLC (BBB-/Ba1) (1M LIBOR + 2.000%)
	2,572,011		4.493	10/04/23	2,522,011
	Prometric Holdings, Inc. (B/B1) (1M LIBOR + 3.000%)
	3,019,500		5.500	01/29/25	2,970,433

					59,772,853

Metals & Mining(b) – 1.3%
	Aleris International, Inc. (B-/B3) (1M LIBOR + 4.750%)
	5,022,873		7.249	02/27/23	5,012,827
	AMG Advanced Metallurgical Group NV (BB-/B1) (2M LIBOR + 3.000%)
	5,966,349		5.579	02/01/25	5,884,312
	U.S. Silica Co. (B+/B1) (1M LIBOR + 4.000%)
	10,149,051		6.500	05/01/25	9,565,480
	Unimin Corp. (BB/Ba3) (3M LIBOR + 3.750%)
	12,048,493		6.160	06/01/25	10,252,545

					30,715,164

Packaging(b) – 3.4%
	Berlin Packaging LLC (B-/B3) (1M LIBOR + 3.000%)
	8,547,316		5.490	11/07/25	8,265,255
	BWAY Holding Co. (B/B2) (3M LIBOR + 3.250%)
	13,643,195		6.033	04/03/24	13,291,883
	Charter NEX US Holdings, Inc. (B/B2) (1M LIBOR + 2.750%)
	12,656,360		5.249	05/16/24	12,274,011
	Consolidated Container Co. LLC (BB-/B2) (1M LIBOR + 2.750%)
	10,170,448		5.249	05/22/24	9,994,601
	Flex Acquisition Co., Inc. (B/B1)
	(3M LIBOR + 3.000%)
	4,642,312		5.626	12/29/23	4,489,487
	(3M LIBOR + 3.250%)
	5,970,000		5.876	06/29/25	5,775,975
	Pro Mach Group, Inc. (B-/B2) (1M LIBOR + 2.750%)
	14,355,000		5.239	03/07/25	13,855,590
	Reynolds Group Holdings, Inc. (B+/B1)(d) (1M LIBOR + 2.750%)
	3,191,837		2.750	02/05/23	3,151,939

Bank Loans(a) – (continued)
Packaging(b) – (continued)
	Zacapa LLC (B-/B2) (3M LIBOR + 5.000%)
	7,578,521		7.601	07/02/25	7,581,704

					78,680,445

Pipelines – 1.6%
	BCP Raptor LLC (B/B3)(b) (3M LIBOR + 4.250%)
	11,122,922		6.879	06/24/24	10,420,843
	BCP Raptor LLC (B/B2)(b) (3M LIBOR + 4.750%)
	6,150,000		7.365	11/03/25	5,799,450
	Centurion Pipeline Co. LLC (BB+/Ba3)(b) (3M LIBOR + 3.250%)
	5,635,875		5.851	09/29/25	5,610,062
	Grizzly Acquisitions, Inc. (BB+/Ba3)(d)
	3,781,000		6.047	10/01/25	3,764,931
	Moda Ingleside Energy Center LLC (BB+/B1)(b) (1M LIBOR + 3.250%)
	3,192,000		5.749	09/29/25	3,176,040
	Prairie ECI Acquiror LP (B+/B1) (3M LIBOR + 4.750%)
	3,500,000	(b)	7.366	03/11/26	3,504,375
	Traverse Midstream Partners LLC (B+/B2)(b) (1M LIBOR + 4.000%)
	6,069,500		6.500	09/27/24	6,054,326

					38,330,027

Real Estate Investment Trust(b) – 1.0%
	Brookfield Property REIT, Inc. (BB+/Ba3) (1M LIBOR + 2.500%)
	17,263,250		4.996	08/27/25	16,594,299
	iStar, Inc. (BB-/Ba2) (1M LIBOR + 2.750%)
	7,585,163		5.237	06/28/23	7,518,792

					24,113,091

Restaurants(b) – 1.0%
	1011778 B.C. Unlimited Liability Co. (BB-/Ba3) (1M LIBOR + 2.250%)
	6,782,697		4.749	02/16/24	6,669,630
	IRB Holding Corp. (B/B2) (1M LIBOR + 3.250%)
	13,441,058		5.739	02/05/25	13,088,230
	NPC International, Inc. (B/B1) (1M LIBOR + 3.500%)
	5,294,750		5.993	04/19/24	4,729,959

					24,487,819

Retailers(b) – 2.9%
	Academy Ltd. (CCC+/Caa2) (1M LIBOR + 4.000%)
	13,631,227		6.490	07/01/22	9,773,590
	Bass Pro Group LLC (B+/B1) (1M LIBOR + 5.000%)
	10,594,332		7.499	09/25/24	10,340,068
	Harbor Freight Tools USA, Inc. (BB-/Ba3) (1M LIBOR + 2.500%)
	12,815,339		4.999	08/18/23	12,494,956
	JC Penney Corp., Inc. (B-/B1) (3M LIBOR + 4.250%)
	4,063,636		6.879	06/23/23	3,599,691
	Neiman Marcus Group Ltd., Inc. (CC/Caa2) (1M LIBOR + 3.250%)
	6,343,987		5.733	10/25/20	5,884,048
	PetSmart, Inc. (CCC/B3) (1M LIBOR + 3.000%)
	9,280,448		5.490	03/11/22	8,311,848

76	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FLOATING RATE FUND

Principal Amount			Interest Rate	Maturity Date	Value

Bank Loans(a) – (continued)
Retailers(b) – (continued)
	Shutterfly, Inc. (BB-/Ba3) (1M LIBOR + 2.750%)
	$6,305,885		5.250%	08/17/24	$6,197,486
	Staples, Inc. (B+/B1) (1M LIBOR + 4.000%)
	11,918,125		6.489	09/12/24	11,809,551

					68,411,238

Services Cyclical – Business Services(b) – 1.7%
	EVO Payments International LLC (B/B2) (1M LIBOR + 3.250%)
	10,534,800		5.750	12/22/23	10,508,463
	First Data Corp. (BB/Ba2) (1M LIBOR + 2.000%)
	12,033,804		4.486	04/26/24	11,996,018
	Global Payments, Inc. (BBB-/Ba2) (1M LIBOR + 1.750%)
	3,316,688		4.249	10/17/25	3,272,476
	Lighthouse Network LLC (B+/B1) (3M LIBOR + 4.500%)
	2,962,500		7.244	11/29/24	2,947,688
	Travelport Finance S.a.r.l. (B+/B1) (3M LIBOR + 2.500%)
	4,235,090		5.184	03/17/25	4,230,177
	Vantiv LLC (BBB-/Ba2) (1M LIBOR + 1.750%)
	6,539,037		4.234	08/09/24	6,521,120

					39,475,942

Services Cyclical – Consumer Services(b) – 2.4%
	Asurion LLC (B+/Ba3)
	(1M LIBOR + 3.000%)
	5,644,922		5.499	08/04/22	5,610,658
	(1M LIBOR + 3.000%)
	7,095,594		5.499	11/03/23	7,055,717
	Asurion LLC (B-/B3) (1M LIBOR + 6.500%)
	12,650,000		8.999	08/04/25	12,802,812
	KUEHG Corp. (B-/B2) (3M LIBOR + 3.750%)
	10,575,465		6.351	02/21/25	10,427,831
	Spin Holdco, Inc. (B/B2) (3M LIBOR + 3.250%)
	16,515,983		6.029	11/14/22	16,032,891
	USIC Holdings, Inc. (B/B2) (1M LIBOR + 3.250%)
	717,229		5.749	12/08/23	697,806
	Weight Watchers International, Inc. (BB-/Ba2) (3M LIBOR + 4.750%)
	3,944,805		7.560	11/29/24	3,745,119

					56,372,834

Technology – Software/Services – 13.6%
	Almonde, Inc. (B-/B2)(b) (3M LIBOR + 3.500%)
	6,931,487		6.101	06/13/24	6,675,923
	Almonde, Inc. (CCC/Caa2)(b) (3M LIBOR + 7.250%)
	3,825,000		9.851	06/13/25	3,677,585
	Ancestry.com Operations, Inc. (B/B2)(b) (1M LIBOR + 3.250%)
	7,603,782		5.750	10/19/23	7,549,947
	AppLovin Corp. (B+/B1)(b) (1M LIBOR + 3.750%)
	3,988,056		6.249	08/15/25	3,968,115
	Aspect Software, Inc. (B+/Ba3) (3M LIBOR + 5.000%)
	3,974,392	(b)	7.601	01/15/24	3,175,261
	Avast Software B.V. (NR/NR)(b) (3M LIBOR + 2.500%)
	1,953,707		5.101	09/30/23	1,949,741
	BMC Software Finance, Inc. (B/B2)(b) (3M LIBOR + 4.250%)
	15,032,413		6.851	10/02/25	14,704,256

Bank Loans(a) – (continued)
Technology – Software/Services – (continued)
	Bracket Intermediate Holding Corp. (B-/B2)(b) (1M LIBOR + 4.250%)
	7,156,519		6.732	09/05/25	7,111,791
	Carbonite, Inc (B/B1) (2M LIBOR + 3.750%)
	3,600,000	(b)	6.306	03/26/26	3,595,500
	CCC Information Services, Inc. (B/B2)(b) (1M LIBOR + 3.000%)
	7,568,509		5.500	04/26/24	7,421,907
	CCC Information Services, Inc. (CCC/Caa2)(b) (1M LIBOR + 6.750%)
	2,675,000		9.249	04/27/25	2,651,594
	Ceridian HCM Holding, Inc. (B/B2)(b) (1M LIBOR + 3.000%)
	10,479,445		5.493	04/30/25	10,440,147
	CommScope, Inc. (BB/Ba)
	5,175,000		3.250	02/06/26	5,166,358
	ConvergeOne Holdings Corp. (B-/B2) (1M LIBOR + 5.000%)
	3,600,000	(b)	7.499	01/04/26	3,440,268
	Dell International LLC (BBB-/Baa3)(b) (1M LIBOR + 1.750%)
	5,005,675		4.250	09/07/21	4,984,851
	Dynatrace LLC (B/B1)(b) (1M LIBOR + 3.250%)
	8,553,563		5.749	08/22/25	8,510,795
	Dynatrace LLC (CCC+/Caa1)(b) (1M LIBOR + 7.000%)
	3,647,059		9.499	08/21/26	3,622,004
	Ensono LP (B/B2)(b) (1M LIBOR + 5.250%)
	7,538,761		7.749	06/27/25	7,460,207
	Eta Australia Holdings III Pty Ltd (B/B2)
	5,150,000		4.250	03/08/26	5,143,563
	Financial & Risk US Holdings, Inc. (B/B2)(b)
	(1M LIBOR + 3.750%)
	8,553,563		6.249	10/01/25	8,298,495
	(6M EURIBOR + 4.000%)
EUR	3,491,250		4.000	10/01/25	3,895,319
	Genuine Financial Holdings LLC (B/B2)(b) (1M LIBOR + 3.750%)
	$9,469,644		6.249	07/12/25	9,333,566
	Genuine Financial Holdings LLC (CCC+/Caa2)(b) (1M LIBOR + 7.250%)
	4,300,000		9.749	07/10/26	4,171,000
	Hyland Software, Inc. (B-/B1)(b) (1M LIBOR + 3.500%)
	7,984,875		5.999	07/01/24	7,963,236
	Hyland Software, Inc. (CCC/Caa1)(b) (1M LIBOR + 7.000%)
	4,050,000		9.499	07/07/25	4,028,049
	Infor (US), Inc. (B/B1)(b) (1M LIBOR + 2.750%)
	9,061,343		5.249	02/01/22	9,011,777
	ION Trading Technologies S.a.r.l. (B/B2)(b) (1M EURIBOR + 3.250%)
EUR	3,485,272		4.250	11/21/24	3,825,314
	Ion Trading Technologies S.a.r.l. (B/B2)(b) (3M LIBOR + 4.000%)
	$11,934,352		6.651	11/21/24	11,557,107
	MA FinanceCo. LLC (BB-/B1)(b) (1M LIBOR + 2.500%)
	1,594,181		4.999	06/21/24	1,551,138
	Marcel LUX IV S.a.r.l. (B/B2)(d)
	6,250,000		3.250	09/26/25	6,156,250
	McAfee LLC (B-/Caa1)(b) (1M LIBOR + 8.500%)
	2,933,333		10.999	09/29/25	2,950,933

The accompanying notes are an integral part of these financial statements.	77

GOLDMAN SACHS HIGH YIELD FLOATING RATE FUND

Schedule of Investments (continued)

March 31, 2019

Principal Amount		Interest Rate	Maturity Date	Value

Bank Loans(a) – (continued)
Technology – Software/Services – (continued)
MH Sub I LLC (B/B2)(b) (1M LIBOR + 3.750%)
$7,333,515		6.236%	09/13/24	$7,223,585
Microchip Technology, Inc. (BB+/Baa3)(b) (1M LIBOR + 2.000%)
5,413,398		4.500	05/29/25	5,347,084
Mitchell International, Inc. (B-/B2)(b) (1M LIBOR + 3.250%)
12,904,042		5.749	11/29/24	12,379,880
Mitchell International, Inc. (CCC/Caa3)(b) (1M LIBOR + 7.250%)
2,750,000		9.749	12/01/25	2,674,375
Omnitracs, Inc. (B/B2)(b) (3M LIBOR + 2.750%)
9,756,013		5.357	03/21/25	9,483,625
PowerSchool (B-/B2)(b) (1M LIBOR + 3.250%)
12,917,625		5.989	08/01/25	12,513,949
Quest Software US Holdings Inc. (B+/B2) (3M LIBOR + 4.250%)
2,575,000	(b)	6.994	05/16/25	2,536,375
Quorum Software, Inc (B/B2)(b) (3M LIBOR + 4.250%)
4,887,750		6.879	09/22/25	4,818,491
Rocket Software, Inc. (B/B1) (1M LIBOR + 4.250%)
3,700,000	(b)	6.749	11/28/25	3,683,831
Seattle SpinCo, Inc. (BB-/B1)(b) (1M LIBOR + 2.500%)
10,765,898		4.999	06/21/24	10,475,219
Solera, LLC (B/Ba3) (1M LIBOR + 2.750%)
3,835,065	(b)	5.249	03/03/23	3,799,130
SS&C Technologies, Inc. (BB+/Ba2)(b)
(1M LIBOR + 2.250%)
4,169,445		4.749	04/16/25	4,130,919
(1M LIBOR + 2.250%)
5,807,471		4.749	04/16/25	5,753,810
The Dun & Bradstreet Corp. (B-/B2) (1M LIBOR + 5.000%)
8,200,000	(b)	7.490	02/01/26	8,087,250
TriTech Software Systems (B/B2)(b) (1M LIBOR + 3.750%)
14,663,250		6.249	08/29/25	14,424,972
TTM Technologies, Inc. (BB+/Ba3)(b) (1M LIBOR + 2.500%)
4,591,547		4.989	09/28/24	4,551,371
Ultra Clean Holdings, Inc. (B+/B1)(b) (1M LIBOR + 4.500%)
6,690,313		6.999	08/27/25	6,418,552
Vertafore, Inc. (B-/B2)(b) (1M LIBOR + 3.250%)
11,346,563		5.749	07/02/25	11,127,687
Vertafore, Inc. (CCC/Caa2)(b) (1M LIBOR + 7.250%)
3,500,000		9.749	07/02/26	3,447,500

				316,869,602

Telecommunication Services(b) – 1.3%
DigiCert, Inc. (B-/B2) (1M LIBOR + 4.000%)
10,779,042		6.499	10/31/24	10,563,461
Imperva, Inc. (B-/B2) (1M LIBOR + 4.000%)
4,924,385		6.493	01/12/26	4,875,141
MLN US Holding Co. LLC (B/B2) (1M LIBOR + 4.500%)
5,311,688		6.999	11/30/25	5,208,110
Vivid Seats Ltd. (B/B2) (1M LIBOR + 3.500%)
10,668,561		5.999	06/30/24	10,301,882

				30,948,594

Textiles(b) – 0.5%
Renfro Corp. (B/WR) (1M LIBOR + 5.500%)
13,024,563		8.060	03/31/21	12,536,142

Bank Loans(a) – (continued)
Transportation Services(b) – 0.8%
Direct ChassisLink, Inc.(B+/B3) (3M LIBOR + 6.000%)
3,945,986		8.693	06/15/23	3,980,513
Hornblower Sub LLC (B/B2) (3M LIBOR + 4.500%)
6,958,740		7.101	04/27/25	6,932,645
XPO Logistics, Inc. (BBB-/Baa3) (1M LIBOR + 2.500%)
8,250,000		4.982	02/24/25	8,191,095

				19,104,253

Utilities – Electric(b) – 0.6%
Calpine Corp. (BB/Ba2) (3M LIBOR + 2.500%)
2,992,228		5.110	01/15/24	2,960,121
LMBE-MC Holdco II LLC (BB-/Ba3) (3M LIBOR + 4.000%)
7,481,250		6.610	11/14/25	7,443,844
Vistra Energy Corp. (BBB-/Ba1) (1M LIBOR + 2.000%)
4,382,835		4.482	12/31/25	4,312,710

				14,716,675

Wireless Telecommunications – 1.3%
Digicel International Finance Ltd. (NR/B1)(b) (3M LIBOR + 3.250%)
13,849,621		5.880	05/28/24	12,265,639
Intelsat Jackson Holdings Ltd. (B/B1)
3,375,000		6.625	01/02/24	3,369,094
SBA Senior Finance II LLC (BB+/B1)(b) (1M LIBOR + 2.000%)
11,524,266		4.500	04/11/25	11,268,658
Sprint Communications, Inc. (BB-/Ba2)(b) (1M LIBOR + 2.500%)
3,092,112		5.000	02/02/24	3,007,079

				29,910,470

Wirelines Telecommunications(b) – 3.0%
CenturyLink, Inc. (BBB-/Ba3) (1M LIBOR + 2.750%)
12,468,434		5.249	01/31/25	12,211,335
Cincinnati Bell, Inc. (BB-/Ba3) (1M LIBOR + 3.250%)
7,753,145		5.749	10/02/24	7,661,735
Consolidated Communications, Inc. (B+/Ba3) (1M LIBOR + 3.000%)
16,237,267		5.500	10/04/23	15,330,740
Energizer Holdings, Inc. (BBB-/Ba1) (3M LIBOR + 2.250%)
4,000,000		4.734	12/17/25	3,950,000
Frontier Communications Corp. (B/B2) (1M LIBOR + 3.750%)
10,196,222		6.250	06/15/24	9,941,316
GTT Communications, Inc. (B-/B2) (1M LIBOR + 2.750%)
14,073,757		5.250	05/31/25	13,232,850
Level 3 Financing, Inc. (BBB-/Ba1) (3M LIBOR + 2.250%)
4,000,000		4.736	02/22/24	3,949,160
Windstream Corp. (D/WR) (1M LIBOR + 4.000%)
3,597,226		10.500	03/29/21	3,600,031

				69,877,167

TOTAL BANK LOANS
(Cost $2,207,870,318)				$2,140,870,974

Corporate Obligations – 2.5%
Aerospace & Defense(f)(g) – 0.1%
Bombardier, Inc. (B-/Caa1)
$2,450,000		7.875%	04/15/27	$2,517,375

78	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FLOATING RATE FUND

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)
Automotive(f)(g) – 0.4%
Schaeffler Finance BV (NR/Baa3)
$9,775,000	4.750%	05/15/23	$9,905,105

Commercial Services – 0.5%
Prime Security Services Borrower LLC/Prime Finance, Inc. (BB-/Ba3)(g)
4,600,000	5.250	04/15/24	4,600,000
United Rentals North America, Inc. (BB-/Ba3)(f)
7,000,000	5.875	09/15/26	7,236,250

			11,836,250

Consumer Cyclical Services – Business(c) – 0.0%
Escrow Ambassadors Group, Inc. (NR/NR)
9,986,469	13.000	04/15/20	—

Electrical(f) – 0.3%
Vistra Energy Corp. (BB/Ba3)
6,054,000	7.375	11/01/22	6,281,025

Healthcare Providers & Services(f)(g) – 0.2%
CHS/Community Health Systems, Inc. (B-/Caa1)
3,750,000	8.000	03/15/26	3,590,625

Oil Field Services(f) – 0.5%
Exterran Energy Solutions LP/EES Finance Corp. (B+/B1)
8,850,000	8.125	05/01/25	9,015,938
Noble Holding International Ltd. (B/Caa2)
1,008,000	7.750	01/15/24	902,160
SM Energy Co. (BB-/B2)
2,400,000	6.750	09/15/26	2,304,000

			12,222,098

Telecommunication Services(f)(g) – 0.5%
Intelsat Jackson Holdings SA (B/B1)
6,500,000	8.000	02/15/24	6,776,250
Wind Tre SpA (BB-/B1)
5,350,000	5.000	01/20/26	4,868,500

			11,644,750

TOTAL CORPORATE OBLIGATIONS
(Cost $58,043,138)			$57,997,228

Shares	Description	Value

Common Stock(e)(h) – 0.2%
Oil, Gas & Consumable Fuels – 0.2%
379,588	Montage Resources Corp. (Cost $12,836,870)	$5,296,048

Units	Expiration Date	Value

Warrant(e) – 0.0%
Aspect Class B Warrants(c) (NR/NR)
162,749		$—
True Religion Warrant (NR/NR)
2,145	10/27/22	—

Warrant(e) – (continued)
True Religion Warrant 2 (NR/NR)
8,103	10/27/22	$—

TOTAL WARRANT
(Cost $0)		$—

Shares	Description	Value

Exchange Traded Funds – 2.2%
343,342	Eaton Vance Floating-Rate Income Trust (NR/NR)	$4,528,681
351,021	Eaton Vance Senior Floating-Rate Trust (NR/NR)	4,570,293
905,000	Invesco Senior Loan ETF (NR/NR)	20,489,200
81,000	iShares iBoxx High Yield Corporate Bond ETF (NR/NR)	7,004,070
479,789	Nuveen Floating Rate Income Fund (NR/NR)	4,620,368
478,796	Nuveen Floating Rate Income Opportunity Fund (NR/NR)	4,591,654
145,000	SPDR Blackstone/GSO Senior Loan ETF (NR/NR)	6,677,250

TOTAL EXCHANGE TRADED FUNDS
(Cost $52,190,224)		$52,481,516

Shares	Dividend Rate	Value

Investment Company(i) – 0.8%
Goldman Sachs Financial Square Government Fund – Institutional Shares
17,476,345	2.437%	$17,476,345
(Cost $17,476,345)

TOTAL INVESTMENTS – 97.3%
(Cost $2,348,416,895)		$2,274,122,111

OTHER ASSETS IN EXCESS OF LIABILITIES – 2.7%		63,443,549

NET ASSETS – 100.0%		$2,337,565,660

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Bank Loans often require prepayments from excess cash flows or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. As bank loan positions may involve multiple underlying tranches for which the aggregate position is presented, the stated interest rate represents the weighted average interest rate of all

The accompanying notes are an integral part of these financial statements.	79

GOLDMAN SACHS HIGH YIELD FLOATING RATE FUND

Schedule of Investments (continued)

March 31, 2019

contracts on March 31, 2019. Bank Loans typically have rates of interest which are predetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates are primarily the London-Interbank Offered Rate (“LIBOR”), and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.

(b)	Variable rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect on March 31, 2019.

(c)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.

(d)	This position represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate.

(e)	Security is currently in default and/or non-income producing.

(f)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.

(g)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(h)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered and the registration statement is effective. Disposal of these securities may involve time consuming negotiations and prompt sale at an acceptable price may be difficult. Total market value of restricted securities amounts to $5,296,048, which represents approximately 0.2% of the Fund’s net assets as of March 31, 2019.

Restricted Security	Acquisition Date	Cost
Montage Resources Corp. (Common Stocks)	02/27/17 – 10/27/17	$12,836,870

(i)	Represents an affiliated issuer.

Currency Abbreviations:
EUR	—Euro
USD	—U.S. Dollar

Investment Abbreviations:
ETF	—Exchange Traded Fund
LIBOR	—London Interbank Offered Rate
LLC	—Limited Liability Company
LP	—Limited Partnership
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

ADDITIONAL INVESTMENT INFORMATION

UNFUNDED LOAN COMMITMENTS — At March 31, 2019, the Fund had unfunded loan commitments which could be extended at the option of the borrowers, pursuant to the following loan agreements:

Borrower	Principal Amount	Current Value	Unrealized Gain (Loss)

Mavis Tire Express Services Corp. (NR/NR), due 03/20/25	$1,553,279	$1,509,535	$(42,686)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At March 31, 2019, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Gain

MS & Co. Int. PLC	USD	37,448,464	EUR	32,708,137	04/26/19	$677,304

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Gain

MS & Co. Int. PLC	EUR	1,968,692	USD	2,253,499	04/26/19	$(40,254)

80	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FLOATING RATE FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FUTURES CONTRACTS — At March 31, 2019, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
5 Year U.S. Treasury Notes	17	06/28/19	$1,969,078	$17,661
Short position contracts:
10 Year U.S. Treasury Notes	(206)	06/19/19	(25,589,062)	(373,451)

TOTAL FUTURES CONTRACTS				$(355,790)

Abbreviations:
MS & Co. Int. PLC	—Morgan Stanley & Co. International PLC

The accompanying notes are an integral part of these financial statements.	81

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

Schedule of Investments

March 31, 2019

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – 92.4%
Aerospace & Defense – 2.4%
Lockheed Martin Corp.
$850,000	4.070%		12/15/42	$868,352
Northrop Grumman Corp.
800,000	2.930	(a)	01/15/25	789,552
3,025,000	3.250	(a)	01/15/28	2,976,207
1,175,000	4.750		06/01/43	1,279,645
450,000	4.030	(a)	10/15/47	444,681
The Boeing Co.(a)
800,000	3.450		11/01/28	815,856
500,000	3.550		03/01/38	481,460
400,000	3.625		03/01/48	381,636
United Technologies Corp.
2,675,000	3.950	(a)	08/16/25	2,781,652
370,000	5.700		04/15/40	432,327
250,000	4.050	(a)	05/04/47	242,315

				11,493,683

Agriculture – 1.0%
Altria Group, Inc.(a)
1,325,000	3.800		02/14/24	1,348,943
1,100,000	4.400		02/14/26	1,132,769
BAT Capital Corp.(a)
620,000	3.222		08/15/24	605,926
200,000	3.557		08/15/27	189,586
25,000	4.540		08/15/47	21,911
Reynolds American, Inc.
700,000	4.850		09/15/23	738,409
525,000	5.850	(a)	08/15/45	539,611

				4,577,155

Automotive – 0.6%
Ford Motor Credit Co. LLC
1,075,000	5.875		08/02/21	1,113,786
General Motors Financial Co., Inc.
1,600,000	4.375		09/25/21	1,634,384

				2,748,170

Banks – 17.4%
AIB Group PLC(b)
1,975,000	4.750		10/12/23	2,027,430
Banco Santander SA
1,000,000	4.250		04/11/27	1,006,260
Bank of America Corp.
1,023,000	4.000		04/01/24	1,065,127
2,350,000	4.200		08/26/24	2,433,237
(3M USD LIBOR + 0.930%)
5,050,000	2.816	(a)(c)	07/21/23	5,013,892
(3M USD LIBOR + 1.040%)
4,963,000	3.419	(a)(c)	12/20/28	4,860,713
(3M USD LIBOR + 1.070%)
1,150,000	3.970	(a)(c)	03/05/29	1,172,816
(3M USD LIBOR + 1.210%)
400,000	3.974	(a)(c)	02/07/30	408,072
(3M USD LIBOR + 1.310%)
1,725,000	4.271	(a)(c)	07/23/29	1,796,553
Barclays PLC(a)(c) (3M USD LIBOR + 1.400%)
1,475,000	4.610		02/15/23	1,506,152

Corporate Obligations – (continued)
Banks – (continued)
BNP Paribas SA(b)
6,225,000	3.500		03/01/23	6,232,345
775,000	3.375		01/09/25	760,112
BPCE SA(b)
1,350,000	4.625		09/12/28	1,414,031
Citigroup, Inc.
6,925,000	2.700	(a)	10/27/22	6,864,337
1,800,000	3.875		03/26/25	1,814,634
575,000	3.400		05/01/26	573,103
800,000	4.450		09/29/27	822,776
1,200,000	4.750		05/18/46	1,241,748
Credit Agricole SA
650,000	4.375		03/17/25	662,987
Credit Suisse Group AG(a)(b)
2,545,000	4.282		01/09/28	2,576,736
Credit Suisse Group Funding Guernsey Ltd.
884,000	4.550		04/17/26	923,736
HSBC Bank USA NA
300,000	7.000		01/15/39	399,870
HSBC Holdings PLC(a)(c)
(3M USD LIBOR + 1.000%)
725,000	3.683		05/18/24	720,041
(3M USD LIBOR + 1.211%)
1,775,000	3.803		03/11/25	1,800,737
JPMorgan Chase & Co.
6,300,000	3.875		09/10/24	6,482,511
1,000,000	3.200	(a)	06/15/26	994,940
1,628,000	3.625	(a)	12/01/27	1,619,193
(3M USD LIBOR + 1.000%)
1,550,000	4.023	(a)(c)	12/05/24	1,608,667
(3M USD LIBOR + 1.245%)
1,300,000	3.960	(a)(c)	01/29/27	1,342,874
(3M USD LIBOR + 1.330%)
75,000	4.452	(a)(c)	12/05/29	79,998
(3M USD LIBOR + 1.360%)
600,000	3.882	(a)(c)	07/24/38	588,996
(3M USD LIBOR + 3.800%)
1,575,000	5.300	(a)(c)	09/10/24	1,590,892
Morgan Stanley, Inc.
3,225,000	3.700		10/23/24	3,288,629
3,550,000	4.000		07/23/25	3,661,008
500,000	4.300		01/27/45	508,840
(3M USD LIBOR + 1.455%)
800,000	3.971	(a)(c)	07/22/38	784,792
(3M USD LIBOR + 1.628%)
925,000	4.431	(a)(c)	01/23/30	975,838
Royal Bank of Scotland Group PLC
2,001,000	3.875		09/12/23	2,009,984
(3M USD LIBOR + 1.480%)
1,008,000	3.498	(a)(c)	05/15/23	1,001,166
(3M USD LIBOR + 1.550%)
1,475,000	4.519	(a)(c)	06/25/24	1,508,512
(3M USD LIBOR + 1.762%)
900,000	4.269	(a)(c)	03/22/25	910,071
Santander Holdings USA, Inc.(a)
750,000	4.500		07/17/25	773,130

82	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Banks – (continued)
Wells Fargo & Co.
$1,325,000	3.000%		02/19/25	$1,311,313
1,275,000	4.150	(a)	01/24/29	1,333,625
850,000	3.900		05/01/45	843,770
Wells Fargo Bank NA
799,000	5.950		08/26/36	966,454
Westpac Banking Corp.(a)(c) (5 Year USD ICE Swap + 2.236%)
625,000	4.322		11/23/31	620,163

				82,902,811

Beverages – 6.2%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc.(a)(b)
1,450,000	4.700		02/01/36	1,449,101
Anheuser-Busch InBev Finance, Inc.(a)
6,075,000	3.300		02/01/23	6,165,092
Anheuser-Busch InBev Worldwide, Inc.
2,000,000	4.750	(a)	01/23/29	2,129,920
325,000	4.950		01/15/42	328,247
550,000	4.600	(a)	04/15/48	529,172
2,750,000	5.550	(a)	01/23/49	3,022,607
Bacardi Ltd.(a)(b)
1,225,000	5.300		05/15/48	1,172,778
Constellation Brands, Inc.(a)
2,025,000	3.200		02/15/23	2,039,175
4,550,000	4.400		11/15/25	4,774,269
350,000	3.700		12/06/26	348,205
600,000	4.500		05/09/47	582,816
Keurig Dr Pepper, Inc.(a)(b)
5,450,000	4.057		05/25/23	5,608,813
1,200,000	4.597		05/25/28	1,251,552

				29,401,747

Biotechnology(a) – 1.7%
Amgen, Inc.
800,000	4.400		05/01/45	785,016
Celgene Corp.
1,200,000	3.875		08/15/25	1,230,732
3,525,000	3.900		02/20/28	3,598,813
1,100,000	4.550		02/20/48	1,117,446
Gilead Sciences, Inc.
750,000	4.000		09/01/36	736,905
375,000	4.800		04/01/44	393,514

				7,862,426

Chemicals – 1.8%
DowDuPont, Inc.(a)
1,175,000	4.493		11/15/25	1,253,302
925,000	4.725		11/15/28	999,407
75,000	5.419		11/15/48	85,052
Huntsman International LLC(a)
1,000,000	4.500		05/01/29	995,765
Syngenta Finance NV(b)
1,905,000	3.698		04/24/20	1,913,020
970,000	3.933		04/23/21	976,024

Corporate Obligations – (continued)
Chemicals – (continued)
The Sherwin-Williams Co.(a)
2,050,000	3.125		06/01/24	2,035,814
475,000	4.000		12/15/42	426,612

				8,684,996

Commercial Services – 0.0%
CommonSpirit Health
150,000	4.350		11/01/42	144,228

Computers – 3.5%
Apple, Inc.
525,000	4.500	(a)	02/23/36	588,026
3,352,000	3.850		05/04/43	3,413,409
Dell International LLC/EMC Corp.(a)(b)
2,350,000	5.450		06/15/23	2,503,948
3,350,000	6.020		06/15/26	3,598,536
200,000	8.350		07/15/46	242,264
Hewlett Packard Enterprise Co.(a)
5,399,000	4.900		10/15/25	5,741,621
355,000	6.350		10/15/45	372,239

				16,460,043

Diversified Financial Services – 1.0%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust
900,000	4.625		10/30/20	921,042
950,000	4.875	(a)	01/16/24	987,506
GE Capital International Funding Co.
1,750,000	3.373		11/15/25	1,701,805
1,175,000	4.418		11/15/35	1,087,956

				4,698,309

Electrical – 4.4%
Arizona Public Service Co.(a)
675,000	3.750		05/15/46	646,576
Berkshire Hathaway Energy Co.
725,000	3.250	(a)	04/15/28	721,027
1,767,000	6.125		04/01/36	2,222,921
CMS Energy Corp.(a)
500,000	4.875		03/01/44	551,555
Consumers Energy Co.(a)
325,000	4.350		04/15/49	361,202
Dominion Energy, Inc.(a)
1,450,000	2.000		08/15/21	1,416,287
1,225,000	3.900		10/01/25	1,268,279
Duke Energy Corp.(a)
500,000	2.650		09/01/26	476,805
400,000	4.800		12/15/45	432,680
Entergy Corp.(a)
875,000	2.950		09/01/26	841,103
Exelon Corp.(a)
1,125,000	3.497		06/01/22	1,137,105
400,000	4.450		04/15/46	411,404
Florida Power & Light Co.(a)
625,000	3.950		03/01/48	651,481
MidAmerican Energy Co.(a)
850,000	3.650		04/15/29	885,224
PPL WEM Ltd./Western Power Distribution Ltd.(a)(b)
300,000	5.375		05/01/21	309,723

The accompanying notes are an integral part of these financial statements.	83

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

Schedule of Investments (continued)

March 31, 2019

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Electrical – (continued)
Progress Energy, Inc.
$1,000,000	7.000%		10/30/31	$1,306,780
Public Service Electric & Gas Co.(a)
1,525,000	3.950		05/01/42	1,566,343
Puget Sound Energy, Inc.(a)
325,000	4.223		06/15/48	344,923
Sempra Energy(a)
570,000	3.400		02/01/28	549,993
1,125,000	3.800		02/01/38	1,031,209
Southern California Edison Co.(a)
500,000	4.200		03/01/29	508,400
275,000	4.050		03/15/42	258,904
805,000	4.125		03/01/48	769,491
625,000	4.875		03/01/49	662,675
The Southern Co.(a)
1,800,000	3.250		07/01/26	1,766,052

				21,098,142

Engineering & Construction(a) – 0.1%
Mexico City Airport Trust
240,000	3.875	(b)	04/30/28	216,942
200,000	5.500		07/31/47	184,028
220,000	5.500	(b)	07/31/47	202,431

				603,401

Food & Drug Retailing – 0.9%
Grupo Bimbo SAB de CV(a)
1,070,000	4.700		11/10/47	1,032,464
Kraft Heinz Foods Co.(a)
600,000	3.000		06/01/26	561,336
Mars, Inc.(a)(b)
375,000	2.700		04/01/25	373,583
525,000	3.200		04/01/30	524,643
Smithfield Foods, Inc.(b)
925,000	2.700		01/31/20	919,404
850,000	5.200	(a)	04/01/29	850,476

				4,261,906

Gas(a) – 0.7%
NiSource, Inc.
825,000	3.650		06/15/23	841,797
2,550,000	3.490		05/15/27	2,541,611

				3,383,408

Hand/Machine Tools(a) – 0.1%
Snap-on, Inc.
550,000	4.100		03/01/48	574,860

Healthcare Providers & Services – 2.4%
Becton Dickinson & Co.(a)
8,675,000	2.894		06/06/22	8,625,379
1,475,000	3.363		06/06/24	1,476,608
UnitedHealth Group, Inc.
1,125,000	4.625		07/15/35	1,260,517

				11,362,504

Corporate Obligations – (continued)
Insurance – 2.8%
AIA Group Ltd.(a)(b)
775,000	3.200		03/11/25	774,713
American International Group, Inc.
1,000,000	4.125		02/15/24	1,032,160
750,000	3.900	(a)	04/01/26	753,953
325,000	4.200	(a)	04/01/28	329,703
700,000	6.250		05/01/36	803,705
350,000	4.500	(a)	07/16/44	335,895
225,000	4.800	(a)	07/10/45	225,493
Arch Capital Finance LLC(a)
400,000	4.011		12/15/26	415,244
323,000	5.031		12/15/46	359,409
Arch Capital Group Ltd.
845,000	7.350		05/01/34	1,136,111
Great-West Lifeco Finance 2018 LP(a)(b)
425,000	4.047		05/17/28	446,866
Marsh & McLennan Cos., Inc.(a)
1,150,000	4.375		03/15/29	1,218,735
MetLife, Inc.
400,000	4.050		03/01/45	399,164
Prudential Financial, Inc.(a)
650,000	3.905		12/07/47	628,043
Swiss Re Finance Luxembourg SA(a)(b)(c) (5 year CMT + 3.582%)
400,000	5.000		04/02/49	404,340
Teachers Insurance & Annuity Association of America(b)
890,000	4.900		09/15/44	994,913
The Hartford Financial Services Group, Inc.
200,000	6.625		04/15/42	247,592
The Northwestern Mutual Life Insurance Co.(a)(b)
800,000	3.850		09/30/47	775,544
Voya Financial, Inc.
1,275,000	3.650		06/15/26	1,265,552
XLIT Ltd.
998,000	4.450		03/31/25	1,039,377

				13,586,512

Internet(a) – 1.7%
Amazon.com, Inc.
4,700,000	3.875		08/22/37	4,891,854
1,800,000	4.950		12/05/44	2,151,666
eBay, Inc.
1,400,000	4.000		07/15/42	1,190,728

				8,234,248

Machinery-Diversified(a) – 0.1%
Rockwell Automation, Inc.
250,000	3.500		03/01/29	257,355

Media – 6.1%
Charter Communications Operating LLC/Charter Communications Operating Capital(a)
3,225,000	4.464		07/23/22	3,337,875
7,350,000	4.500		02/01/24	7,647,381
275,000	6.484		10/23/45	307,981
Comcast Corp.
2,000,000	3.950	(a)	10/15/25	2,091,380
638,000	3.300	(a)	02/01/27	636,832

84	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

Principal Amount		Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Media – (continued)
	Comcast Corp. – (continued)
	$1,525,000	4.150	%(a)	10/15/28	$1,607,746
	2,275,000	4.250	(a)	10/15/30	2,417,483
	250,000	6.400		03/01/40	320,298
	525,000	3.400	(a)	07/15/46	465,612
	500,000	4.700	(a)	10/15/48	543,920
	263,000	3.999	(a)	11/01/49	256,430
	Fox Corp.(a)(b)
	550,000	4.709		01/25/29	589,034
	1,050,000	5.576		01/25/49	1,188,674
	The Walt Disney Co.(b)
	650,000	6.150		03/01/37	845,988
	700,000	6.150		02/15/41	934,598
	Time Warner Cable LLC
	3,300,000	5.000		02/01/20	3,354,021
	500,000	5.875	(a)	11/15/40	519,330
	Viacom, Inc.(a)
	450,000	5.850		09/01/43	490,311
	Warner Media LLC
	1,392,000	4.000		01/15/22	1,430,572
	275,000	4.850	(a)	07/15/45	276,991

					29,262,457

Mining(b) – 0.6%
	Glencore Finance Canada Ltd.
	800,000	4.950		11/15/21	831,408
	825,000	4.250		10/25/22	848,620
	Glencore Funding LLC
	1,050,000	4.125	(a)	03/12/24	1,060,510
	206,000	4.625		04/29/24	212,769

					2,953,307

Miscellaneous Manufacturing – 0.3%
	General Electric Co.
	175,000	2.700		10/09/22	171,728
	550,000	3.100		01/09/23	546,419
	600,000	3.450	(a)	05/15/24	597,276
	269,000	5.875		01/14/38	288,981

					1,604,404

Oil Field Services – 7.6%
	Anadarko Petroleum Corp.
	1,700,000	4.850	(a)	03/15/21	1,761,608
	1,425,000	5.550	(a)	03/15/26	1,555,558
	425,000	6.450		09/15/36	489,540
	BP Capital Markets America, Inc.(a)
	1,475,000	3.224		04/14/24	1,494,942
	675,000	3.410		02/11/26	688,230
	1,525,000	3.119		05/04/26	1,518,732
	675,000	4.234		11/06/28	722,749
	Cenovus Energy, Inc.(a)
	650,000	4.250		04/15/27	639,372
	Concho Resources, Inc.(a)
	900,000	4.300		08/15/28	929,385
	Continental Resources, Inc.(a)
	2,275,000	4.500		04/15/23	2,351,781
	150,000	4.375		01/15/28	154,289

Corporate Obligations – (continued)
Oil Field Services – (continued)
	Devon Energy Corp.(a)
	1,320,000	3.250%		05/15/22	1,331,101
	2,517,000	5.850		12/15/25	2,857,475
	Diamondback Energy, Inc.(a)
	1,300,000	4.750		11/01/24	1,326,000
	Dolphin Energy Ltd. LLC(b)
	23,544	5.888		06/15/19	23,456
	Gazprom OAO Via Gaz Capital SA
	200,000	5.150	(b)	02/11/26	202,825
	70,000	8.625	(d)	04/28/34	90,223
	110,000	7.288		08/16/37	129,220
	Halliburton Co.(a)
	550,000	3.800		11/15/25	562,419
	900,000	5.000		11/15/45	958,878
	Lukoil International Finance B.V.
	1,030,000	4.563		04/24/23	1,042,875
	Marathon Oil Corp.(a)
	2,050,000	4.400		07/15/27	2,110,167
	Marathon Petroleum Corp.(a)
	725,000	3.625		09/15/24	731,641
	1,920,000	3.800	(b)	04/01/28	1,901,318
	Newfield Exploration Co.
	1,750,000	5.625		07/01/24	1,911,875
	Patterson-UTI Energy, Inc.(a)
	1,800,000	3.950		02/01/28	1,708,254
	Petroleos Mexicanos
	422,000	6.375		02/04/21	435,504
EUR	1,370,000	5.125		03/15/23	1,675,379
	$972,000	6.875		08/04/26	1,013,116
	70,000	6.625		06/15/35	66,150
	166,000	6.375		01/23/45	146,628
	320,000	6.750		09/21/47	295,213
	304,000	6.350		02/12/48	268,022
	Reliance Industries Ltd.(b)
	250,000	3.667		11/30/27	243,359
	Suncor Energy, Inc.(a)
	900,000	3.600		12/01/24	921,753
	Valero Energy Corp.
	1,700,000	3.650		03/15/25	1,724,140
	450,000	4.350	(a)	06/01/28	467,492

					36,450,669

Pharmaceuticals – 4.7%
	AbbVie, Inc.(a)
	675,000	2.850		05/14/23	670,167
	1,150,000	3.750		11/14/23	1,180,325
	Bayer US Finance II LLC(a)(b)
	1,100,000	3.875		12/15/23	1,108,569
	1,475,000	3.375		07/15/24	1,439,482
	349,000	4.700		07/15/64	291,781
	Cigna Corp.(a)(b)
	7,125,000	3.750		07/15/23	7,301,629
	350,000	4.900		12/15/48	361,960
	CVS Health Corp.(a)
	2,000,000	3.375		08/12/24	1,983,280
	375,000	3.875		07/20/25	379,695
	3,775,000	5.125		07/20/45	3,835,098

The accompanying notes are an integral part of these financial statements.	85

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

Schedule of Investments (continued)

March 31, 2019

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Pharmaceuticals – (continued)
Elanco Animal Health, Inc.(b)
$1,125,000	3.912%		08/27/21	$1,143,198
Pfizer, Inc.(a)
1,800,000	3.450		03/15/29	1,849,050
Teva Pharmaceutical Finance Netherlands III B.V.
660,000	2.200		07/21/21	628,317
510,000	2.800		07/21/23	456,073

				22,628,624

Pipelines – 8.5%
Abu Dhabi Crude Oil Pipeline LLC(b)
490,000	4.600		11/02/47	504,700
Energy Transfer Operating LP(a)
650,000	4.650		06/01/21	669,597
1,540,000	5.200		02/01/22	1,618,602
1,900,000	4.200		04/15/27	1,905,852
175,000	4.950		06/15/28	183,668
456,000	5.150		03/15/45	438,221
350,000	5.300		04/15/47	344,998
950,000	6.250		04/15/49	1,065,520
Enterprise Products Operating LLC(a)
825,000	4.800		02/01/49	876,562
(3M USD LIBOR + 2.778%)
1,765,000	5.404	(c)	06/01/67	1,629,219
EQM Midstream Partners LP(a)
4,464,000	4.750		07/15/23	4,552,343
Kinder Morgan Energy Partners LP(a)
1,500,000	3.950		09/01/22	1,541,325
700,000	5.400		09/01/44	742,644
Magellan Midstream Partners LP(a)
300,000	4.200		03/15/45	279,555
400,000	4.250		09/15/46	391,532
MPLX LP(a)
225,000	4.800		02/15/29	236,981
950,000	4.500		04/15/38	903,526
400,000	4.700		04/15/48	381,728
725,000	5.500		02/15/49	774,989
ONEOK, Inc.(a)
1,075,000	4.550		07/15/28	1,113,367
Plains All American Pipeline LP/PAA Finance Corp.(a)
400,000	3.650		06/01/22	403,104
1,375,000	3.850		10/15/23	1,389,575
1,819,000	4.650		10/15/25	1,899,200
1,200,000	4.500		12/15/26	1,233,600
380,000	5.150		06/01/42	365,507
Sabine Pass Liquefaction LLC(a)
1,875,000	6.250		03/15/22	2,026,125
4,525,000	5.625		03/01/25	4,977,500
Sunoco Logistics Partners Operations LP(a)
550,000	5.950		12/01/25	611,770
900,000	5.400		10/01/47	897,615
The Williams Cos., Inc.
747,000	4.125	(a)	11/15/20	758,369
3,630,000	3.600	(a)	03/15/22	3,682,345
150,000	6.300		04/15/40	175,521
275,000	4.900	(a)	01/15/45	274,645
181,000	5.100	(a)	09/15/45	186,303

Corporate Obligations – (continued)
Pipelines – (continued)
Valero Energy Partners LP(a)
1,325,000	4.375		12/15/26	1,372,263
Western Midstream Operating LP(a)
400,000	5.450		04/01/44	381,416

				40,789,787

Real Estate Investment Trust – 3.1%
Alexandria Real Estate Equities, Inc.(a)
500,000	3.800		04/15/26	507,210
American Campus Communities Operating Partnership LP(a)
1,600,000	4.125		07/01/24	1,636,864
American Homes 4 Rent LP(a)
1,851,000	4.900		02/15/29	1,918,080
American Tower Corp.
1,550,000	5.000		02/15/24	1,673,101
1,400,000	3.375	(a)	05/15/24	1,409,870
Camden Property Trust(a)
1,338,000	4.100		10/15/28	1,404,632
Crown Castle International Corp.(a)
275,000	4.300		02/15/29	283,506
Kilroy Realty LP(a)
575,000	4.750		12/15/28	611,317
National Retail Properties, Inc.(a)
700,000	3.600		12/15/26	697,725
Office Properties Income Trust(a)
1,125,000	3.600		02/01/20	1,126,519
VEREIT Operating Partnership LP(a)
1,050,000	4.625		11/01/25	1,085,763
1,225,000	4.875		06/01/26	1,274,747
1,000,000	3.950		08/15/27	985,500

				14,614,834

Retailing – 0.7%
Starbucks Corp.(a)
875,000	3.800		08/15/25	902,195
The Home Depot, Inc.
675,000	3.900	(a)	12/06/28	717,869
400,000	5.875		12/16/36	504,580
500,000	4.400	(a)	03/15/45	538,595
Walmart, Inc.(a)
475,000	4.050		06/29/48	507,509

				3,170,748

Semiconductors – 3.3%
Broadcom Corp./Broadcom Cayman Finance Ltd.(a)
1,775,000	3.625		01/15/24	1,771,344
600,000	3.125		01/15/25	573,858
5,200,000	3.875		01/15/27	4,970,524
Broadcom, Inc.(a)(b)
2,475,000	3.625		10/15/24	2,455,645
2,075,000	4.250		04/15/26	2,059,666
1,525,000	4.750		04/15/29	1,517,756
Microchip Technology, Inc.(b)
775,000	3.922		06/01/21	781,793
Micron Technology, Inc.(a)
900,000	4.975		02/06/26	918,000

86	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

Principal Amount		Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Semiconductors – (continued)
	NXP B.V./NXP Funding LLC(b)
	$850,000	3.875%		09/01/22	$862,121

					15,910,707

Software(a) – 0.4%
	Oracle Corp.
	1,400,000	4.300		07/08/34	1,503,740
	575,000	3.800		11/15/37	576,668

					2,080,408

Telecommunication Services – 7.7%
	AT&T, Inc.(a)
	5,822,000	3.600		02/17/23	5,932,210
	4,400,000	3.800		03/01/24	4,508,592
	3,700,000	4.450		04/01/24	3,883,372
	450,000	4.350		03/01/29	459,990
	300,000	6.000		08/15/40	337,899
	378,000	4.350		06/15/45	348,694
	500,000	4.750		05/15/46	489,800
	British Telecommunications PLC(a)
	650,000	5.125		12/04/28	694,531
	Cisco Systems, Inc.
	275,000	5.500		01/15/40	348,593
	Deutsche Telekom International Finance B.V.(a)(b)
	575,000	4.375		06/21/28	597,805
	Telefonica Emisiones SA
	1,990,000	5.462		02/16/21	2,080,983
	1,150,000	4.570		04/27/23	1,218,379
	1,000,000	5.520	(a)	03/01/49	1,046,400
	Verizon Communications, Inc.
	1,400,000	3.376		02/15/25	1,419,250
	1,400,000	2.625		08/15/26	1,341,102
	4,056,000	4.329		09/21/28	4,296,967
	750,000	3.875	(a)	02/08/29	769,402
	2,551,000	4.016	(a)(b)	12/03/29	2,636,280
	325,000	4.272		01/15/36	329,219
	375,000	5.250		03/16/37	422,925
	295,000	4.125		08/15/46	286,410
	400,000	4.862		08/21/46	427,132
	596,000	5.012		04/15/49	649,908
	Vodafone Group PLC
	1,850,000	3.750		01/16/24	1,869,184
	525,000	4.375		05/30/28	532,009

					36,927,036

Transportation – 0.6%
	Burlington Northern Santa Fe LLC
	425,000	6.150		05/01/37	543,486
	1,525,000	5.750	(a)	05/01/40	1,894,690
	Norfolk Southern Corp.(a)
	200,000	4.650		01/15/46	215,332

					2,653,508

	TOTAL CORPORATE OBLIGATIONS
	(Cost $433,759,959)				$441,382,393

Foreign Debt Obligations – 3.8%
Sovereign – 3.8%
	Abu Dhabi Government International Bond
	1,680,000	4.125		10/11/47	1,692,600
	Perusahaan Penerbit SBSN Indonesia III
	2,970,000	4.550		03/29/26	3,087,508
	Republic of Colombia(a)
	1,221,000	4.000		02/26/24	1,255,188
	350,000	4.500		03/15/29	370,125
	200,000	5.200		05/15/49	214,300
	Republic of Indonesia
	200,000	3.700	(b)	01/08/22	202,130
	387,000	5.875		01/15/24	426,778
	630,000	4.125		01/15/25	645,331
EUR	510,000	3.375		07/30/25	639,313
	$350,000	4.350	(b)	01/08/27	361,499
EUR	400,000	3.750		06/14/28	519,337
	$470,000	6.750		01/15/44	602,289
	Republic of Kuwait
	6,180,000	3.500		03/20/27	6,294,577
	Republic of Qatar(b)
	1,800,000	5.103		04/23/48	1,971,891

	TOTAL FOREIGN DEBT OBLIGATIONS
	(Cost $17,349,413)				$18,282,866

Municipal Debt Obligations – 0.8%
California(a) – 0.2%
	California State GO Bonds Build America Taxable Series 2009
	$455,000	7.300%		10/01/39	$658,399

Illinois – 0.5%
	Illinois State GO Bonds Build America Series 2010(a)
	1,625,000	6.630		02/01/35	1,763,661
	Illinois State GO Bonds Taxable-Pension Series 2003
	650,000	5.100		06/01/33	638,703

					2,402,364

New Jersey(a) – 0.1%
	New Jersey State Turnpike Authority RB Build America Bonds Taxable Series 2009 F
	350,000	7.414		01/01/40	525,707

	TOTAL MUNICIPAL DEBT OBLIGATIONS
	(Cost $3,067,674)				$3,586,470

U.S. Treasury Obligation – 0.8%
	United States Treasury Note
	$3,600,000	2.250%		03/31/26	$3,585,917
	(Cost $3,592,817)

The accompanying notes are an integral part of these financial statements.	87

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

Schedule of Investments (continued)

March 31, 2019

Shares	Dividend Rate	Value

Investment Company(e) – 1.3%
Goldman Sachs Financial Square Government Fund – Institutional Shares
6,402,136	2.437%	$6,402,136
(Cost $6,402,136)

TOTAL INVESTMENTS – 99.1%
(Cost $464,171,999)		$473,239,782

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.9%		4,402,050

NET ASSETS – 100.0%		$477,641,832

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.

(b)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(c)	Variable rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect on March 31, 2019.

(d)	Security with “Put” features and resetting interest rates. Maturity dates disclosed are the puttable dates. Interest rate disclosed is that which is in effect on March 31, 2019.

(e)	Represents an affiliated issuer.

Currency Abbreviations:
EUR	—Euro
USD	—U.S. Dollar

Investment Abbreviations:
CMT	—Constant Maturity Treasury Indexes
GO	—General Obligation
LIBOR	—London Interbank Offered Rate
LLC	—Limited Liability Company
LP	—Limited Partnership
PLC	—Public Limited Company
RB	—Revenue Bond
ICE	—Inter Continental Exchange

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At March 31, 2019, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Gain
HSBC Bank PLC	USD	2,830,875	EUR	2,468,711	04/26/19	$55,500

FUTURES CONTRACTS — At March 31, 2019, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
Ultra Long U.S. Treasury Bonds	155	06/19/19	$26,040,000	$952,088
2 Year U.S. Treasury Notes	125	06/28/19	26,636,719	53,384
20 Year U.S. Treasury Bonds	18	06/19/19	2,693,812	28,130

Total				$1,033,602

88	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FUTURES CONTRACTS (continued)

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Short position contracts:
Eurodollars	(5)	06/17/19	$(1,218,187)	$6,804
Eurodollars	(53)	12/16/19	(12,928,025)	(39,206)
Ultra 10 Year U.S. Treasury Notes	(75)	06/19/19	(9,958,594)	(197,368)
5 Year U.S. Treasury Notes	(170)	06/28/19	(19,690,781)	(18,178)
10 Year U.S. Treasury Notes	(134)	06/19/19	(16,645,313)	(49,487)

Total				$(297,435)

TOTAL FUTURES CONTRACTS				$736,167

SWAP CONTRACTS — At March 31, 2019, the Fund had the following swap contracts:

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACT

Payments Made by the Fund(a)	Payments Received by Fund(b)	Termination Date	Notional Amount (000s)(c)	Market Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)

2.218%	3M LIBOR	08/31/23	$7,880	$12,693	$(543)	$13,236

(a)	Payments made semi-annually.
(b)	Payments made quarterly.
(c)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to March 31, 2019.

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS

Referenced Obligation/Index	Financing Rate Received/(Paid) by the Fund(a)	Credit Spread at March 31, 2019(b)	Termination Date	Notional Amount (000s)		Value	Upfront Premiums (Received) Paid	Unrealized Appreciation/ (Depreciation)
Protection Purchased:
iTraxx Europe Series 31	(1.000)%	0.650%	06/20/24	EUR	16,275	$(336,312)	$(296,983)	$(39,329)
Protection Sold:
CDX.NA.IG Index 31	1.000	0.561%	12/20/23		$57,750	1,143,674	965,673	178,001
Boeing Co., 8.750%, 08/15/21	1.000	0.513%	06/20/24		1,750	42,406	39,666	2,740
CDX.NA.IG Index 32	1.000	0.635%	06/20/24		31,700	572,257	480,332	91,925

TOTAL						$1,422,025	$1,188,688	$233,337

(a)	Payments made quarterly.
(b)	Credit spread on the referenced obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund or its counterparty to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

The accompanying notes are an integral part of these financial statements.	89

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

Schedule of Investments (continued)

March 31, 2019

ADDITIONAL INVESTMENT INFORMATION (continued)

PURCHASED OPTIONS CONTRACTS — At March 31, 2019, the Fund had the following purchased options:

EXCHANGE TRADED OPTIONS ON FUTURES

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Portfolio	Unrealized Appreciation/ (Depreciation)
Purchased option contracts
Puts
Eurodollar Futures	$97.75	06/15/2020	126	$315,000	$72,450	$62,936	$9,514

Abbreviations:
CDX.NA.IG Index 31	—CDX North America Investment Grade Index 31
CDX.NA.IG Index 32	—CDX North America Investment Grade Index 32

90	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

Schedule of Investments

March 31, 2019

Principal Amount		Interest Rate		Maturity Date	Value

Sovereign Debt Obligations – 73.6%
Argentina – 2.4%
	Republic of Argentina (NR/NR)
	$625,000	4.500%		06/21/19	$614,212
	Republic of Argentina (NR/NR)
	1,045,224	0.000	(a)	07/26/19	1,029,251
	515,000	4.500		02/13/20	476,247
ARS	3,175,000	4.000		03/06/20	107,632
	Republic of Argentina (NR/B2)(b)
	(Argentina Deposit Rates + 3.250%)
	7,615,000	42.415		03/29/24	155,153
	(Argentina Deposit Rates + 3.830%)
	8,920,000	50.198		05/31/22	186,144
	Republic of Argentina (B/B2)
EUR	660,000	3.375		01/15/23	592,303
	1,110,000	5.000		01/15/27	923,317
	580,000	5.250		01/15/28	477,717
	60,000	3.380	(c)	12/31/38	38,115
	100,000	6.250		11/09/47	80,766
	$30,000	6.875		01/11/48	21,990

					4,702,847

Brazil – 11.4%
	Brazil Letras do Tesouro Nacional (BB-/Ba2)(a)
BRL	21,980,000	0.000		07/01/19	5,521,822
	Brazil Notas do Tesouro Nacional (BB-/Ba2)
	26,285,000	10.000		01/01/21	7,004,899
	3,898,000	10.000		01/01/23	1,050,807
	23,791,000	10.000		01/01/25	6,439,346
	2,864,000	10.000		01/01/27	774,633
	3,871,321	6.000		08/15/40	1,191,862

					21,983,369

Chile – 6.7%
	Bonos de la Tesoreria de la Republica en Pesos (NR/NR)
CLP	705,000,000	4.500		02/28/21	1,057,073
	Bonos de la Tesoreria de la Republica en pesos (NR/NR)(d)
	865,000,000	4.000		03/01/23	1,285,871
	Bonos de la Tesoreria de la Republica en Pesos (NR/NR)
	1,260,000,000	5.000		03/01/35	1,995,950
	Bonos de la Tesoreria de la Republica en Pesos (NR/A1)
	1,740,000,000	4.500		03/01/21	2,608,674
	2,470,000,000	4.500		03/01/26	3,743,921
	Republic of Chile (A+/A1)
	1,504,000,000	5.500		08/05/20	2,261,509

					12,952,998

Colombia – 10.0%
	Republic of Colombia (NR/NR)
COP	1,695,300,000	6.250		11/26/25	536,381
	1,227,332,160	3.300		03/17/27	386,879
	13,408,300,000	7.000		06/30/32	4,268,619
	Republic of Colombia (NR/Baa2)(e)
	1,851,000,000	4.375		03/21/23	556,077
	Republic of Colombia (BBB/Baa2)
	12,248,000,000	11.000		07/24/20	4,149,028
	7,332,319,872	3.500		03/10/21	2,365,594
	12,602,300,000	7.000		05/04/22	4,140,971

Sovereign Debt Obligations – (continued)
Colombia – (continued)
	Republic of Colombia (BBB/Baa2) – (continued)
COP	3,886,900,000	10.000		07/24/24	1,448,491
	1,701,200,000	7.500		08/26/26	574,219
	2,660,100,000	6.000		04/28/28	809,062
	316,300,000	7.750		09/18/30	107,723

					19,343,044

Czech Republic – 3.0%
	Czech Republic Government Bond (NR/NR)
CZK	16,200,000	2.400		09/17/25	732,166
	57,020,000	1.000		06/26/26	2,342,584
	37,030,000	0.250		02/10/27	1,423,806
	13,850,000	0.950		05/15/30	541,544
	Czech Republic Government Bond (NR/A1)
	14,410,000	4.200		12/04/36	776,114

					5,816,214

Dominican Republic – 1.2%
	Dominican Republic (NR/NR)
DOP	2,800,000	10.500		04/07/23	56,899
	5,400,000	11.500		05/10/24	114,081
	39,400,000	11.375		07/06/29	840,301
	49,900,000	12.000		03/05/32	1,102,684
	Dominican Republic (BB-/Ba3)(d)
	12,300,000	8.900		02/15/23	238,261

					2,352,226

Hungary – 3.0%
	Hungary Government Bond (BBB/NR)
HUF	488,380,000	3.000		06/26/24	1,812,841
	Hungary Government Bond (BBB/NR)
	433,880,000	5.500		06/24/25	1,817,677
	Hungary Government Bond (BBB/NR)
	580,950,000	3.000		10/27/27	2,110,659

					5,741,177

Indonesia – 0.7%
	Republic of Indonesia (NR/Baa2)
IDR	20,000,000,000	7.000		05/15/27	1,347,612

Mexico – 0.3%
	United Mexican States (NR/A3)
MXN	10,115,600	8.000		11/07/47	492,580

Nigeria – 0.5%
	Republic of Nigeria (NR/NR)(a)
NGN	360,000,000	0.000		09/26/19	935,083

Peru – 3.4%
	Republic of Peru (NR/NR)
PEN	1,484,000	6.714		02/12/55	491,665
	Republic of Peru (NR/A3)
	13,940,000	6.150	(d)	08/12/32	4,410,811
	3,792,000	6.850		02/12/42	1,270,420
	Republic of Peru (A-/A3)
	41,000	6.950		08/12/31	13,899
	1,206,000	6.900		08/12/37	404,072

					6,590,867

The accompanying notes are an integral part of these financial statements.	91

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

Schedule of Investments (continued)

March 31, 2019

Principal Amount		Interest Rate	Maturity Date	Value

Sovereign Debt Obligations – (continued)
Poland – 4.8%
	Republic of Poland (A/NR)
PLN	5,610,000	2.750%	10/25/29	$1,449,542
	Republic of Poland (A/A2)
	6,580,000	4.000	10/25/23	1,854,359
	23,460,000	2.500	07/25/27	6,033,706

				9,337,607

Russia – 5.0%
	Russian Federation Bond (NR/NR)
RUB	297,650,000	6.500	02/28/24	4,269,847
	329,850,000	6.900	05/23/29	4,566,574
	57,720,000	8.500	09/17/31	893,752

				9,730,173

South Africa – 9.2%
	Republic of South Africa (BB+/Baa3)
ZAR	28,070,000	10.500	12/21/26	2,150,661
	2,770,000	8.000	01/31/30	176,891
	10,570,000	7.000	02/28/31	613,892
	58,876,000	8.250	03/31/32	3,737,380
	60,040,000	8.875	02/28/35	3,917,307
	77,050,000	8.500	01/31/37	4,810,016
	17,130,000	9.000	01/31/40	1,105,548
	2,790,000	6.500	02/28/41	136,912
	19,154,300	8.750	01/31/44	1,203,675

				17,852,282

Thailand – 7.9%
	Thailand Government Bond (NR/NR)
THB	85,000,000	2.000	12/17/22	2,669,490
	37,190,000	2.400	12/17/23	1,182,789
	Thailand Government Bond (NR/Baa1)
	34,820,000	2.125	12/17/26	1,075,841
	182,420,000	3.775	06/25/32	6,387,971
	Thailand Government Bond (A-/Baa1)
	22,850,000	3.650	12/17/21	754,908
	58,690,000	3.850	12/12/25	2,030,783
	16,190,000	3.650	06/20/31	562,277
	19,190,000	3.400	06/17/36	644,164

				15,308,223

Turkey – 3.8%
	Republic of Turkey (NR/NR)
TRY	7,010,000	10.700	08/17/22	939,821
	28,390,000	12.200	01/18/23	3,969,152
	750,000	11.000	02/24/27	94,835
	Republic of Turkey (NR/Ba3)
	$1,985,000	4.875	10/09/26	1,711,457
	610,000	6.000	03/25/27	557,866

				7,273,131

Uruguay – 0.3%
	Republic of Uruguay (NR/NR)(d)
UYU	11,125,000	8.500	03/15/28	289,047

Sovereign Debt Obligations – (continued)
Uruguay – (continued)
	Republic of Uruguay (BBB/Baa2)
UYU	12,053,642	4.375	12/15/28	381,874

				670,921

	TOTAL SOVEREIGN DEBT OBLIGATIONS
	(Cost $150,063,867)			$142,430,354

Corporate Obligations – 2.3%
Argentina(d) – 0.2%
	Banco Macro SA (NR/B2)
ARS	21,350,000	17.500%	05/08/22	$304,890

Peru(d)(e) – 0.7%
	Banco de Credito del Peru (BBB+/Baa1)
PEN	4,800,000	4.850	10/30/20	1,443,190

South Africa(f) – 0.6%
	Transnet SOC Ltd. (BB+/Baa3)
ZAR	17,000,000	10.000	03/30/29	1,154,627

Venezuela(g) – 0.8%
	Petroleos de Venezuela SA (NR/NR)
	$9,280,000	6.000	10/28/22	1,612,400

	TOTAL CORPORATE OBLIGATIONS
	(Cost $7,767,882)			$4,515,107

Structured Notes – 10.3%
Singapore(d) – 1.4%
	Republic of Indonesia (Issuer Standard Chartered Bank) (NR/NR)
IDR	27,327,000,000	9.000%	03/19/29	$2,074,472
	7,914,000,000	8.750	05/19/31	590,216

				2,664,688

United Kingdom(d) – 2.9%
	Arab Republic of Egypt (Issuer HSBC Bank PLC) (NR/NR)(b)
EGP	15,275,000	0.000	11/21/19	794,353
	Republic of Indonesia (Issuer Standard Chartered Bank) (NR/NR)
IDR	52,836,000,000	8.750	05/17/31	3,940,438
	12,570,000,000	7.500	08/18/32	843,002

				5,577,793

United States – 6.0%
	Arab Republic of Egypt (Issuer Citibank NA) (NR/NR)(a)(d)
EGP	30,500,000	0.000	03/05/20	1,495,996
	Arab Republic of Egypt (Issuer JPMorgan Chase Bank NA) (NR/NR)(a)(d)
	15,250,000	0.000	10/24/19	796,819
	15,250,000	0.000	12/05/19	777,292
	Republic of Columbia (Issuer Citibank NA) (NR/NR)
COP	4,226,000,000	11.000	07/25/24	1,574,860
	Republic of Indonesia (Issuer JPMorgan Chase Bank NA) (NR/NR)(d)
IDR	20,873,000,000	7.000	05/17/27	1,406,436
	69,861,000,000	8.750	05/17/31	5,210,139

92	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

Principal Amount		Interest Rate		Maturity Date	Value

Structured Notes – (continued)
United States – (continued)
	Republic of Indonesia (Issuer JPMorgan Chase Bank NA) (NR/NR)(d) – (continued)
IDR	6,568,000,000	7.500%		08/19/32	$440,480

					11,702,022

	TOTAL STRUCTURED NOTES
	(Cost $22,259,730)				$19,944,503

Municipal Debt Obligations – 0.5%
Puerto Rico – 0.5%
	Puerto Rico Sales Tax Financing Corp. Sales Tax RB Series 2018 A-1 (NR/NR)
	$19,000	0.000	%(a)	07/01/24	$15,953
	33,000	0.000	(a)	07/01/27	24,606
	32,000	0.000	(a)(e)	07/01/29	21,218
	41,000	0.000	(a)(e)	07/01/31	24,255
	46,000	0.000	(a)(e)	07/01/33	24,411
	34,000	4.500	(e)	07/01/34	34,375
	17,000	4.550	(e)	07/01/40	16,728
	441,000	0.000	(a)(e)	07/01/46	94,859
	359,000	0.000	(a)(e)	07/01/51	56,801
	126,000	4.750	(e)	07/01/53	119,469
	318,000	5.000	(e)	07/01/58	314,200
	Puerto Rico Sales Tax Financing Corp. Sales Tax RB Series 2018 A-2 (NR/NR)(e)
	174,000	4.550		07/01/40	153,557
	5,000	4.750		07/01/53	4,288
	70,000	5.000		07/01/58	61,251

	TOTAL MUNICIPAL DEBT OBLIGATIONS
	(Cost $931,434)				$965,971

U.S. Treasury Obligations – 1.6%
	United States Treasury Bond(h)
	$500,000	3.625%		08/15/43	$575,743
	United States Treasury Notes
	2,640,000	2.250		03/31/26	2,629,672

	TOTAL U.S. TREASURY OBLIGATIONS
	(Cost $3,205,790)				$3,205,415

Shares	Dividend Rate	Value

Investment Company(i) – 6.9%
Goldman Sachs Financial Square Government Fund – Institutional Shares
13,273,080	2.437%	$13,273,080
(Cost $13,273,080)

TOTAL INVESTMENTS – 95.2%
(Cost $197,501,783)		$184,334,430

OTHER ASSETS IN EXCESS OF LIABILITIES – 4.8%		9,264,563

NET ASSETS – 100.0%		$193,598,993

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Issued with a zero coupon. Income is recognized through the accretion of discount.

(b)	Variable rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect on March 31, 2019.

(c)	Coupon changes periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect on March 31, 2019.

(d)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(e)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.

(f)	Guaranteed by a foreign government until maturity. Total market value of these securities amounts to $1,154,627, which represents approximately 0.6% of the Fund’s net assets as of March 31, 2019.

(g)	Security is currently in default and/or non-income producing.

(h)	All or a portion of security is segregated as collateral for initial margin requirement on futures transactions.

(i)	Represents an affiliated issuer.

The accompanying notes are an integral part of these financial statements.	93

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

Schedule of Investments (continued)

March 31, 2019

Security ratings disclosed, if any, are obtained from by Standard & Poor’s /Moody’s Investor Service and are unaudited. A brief description of the ratings is available in the Fund’s Statement of Additional Information.

Currency Abbreviations:
ARS	—Argentine Peso
BRL	—Brazilian Real
CLP	—Chilean Peso
CNH	—Chinese Yuan Renminbi Offshore
CNY	—Chinese Yuan Renminbi
COP	—Colombian Peso
CZK	—Czech Koruna
DOP	—Dominican Peso
EGP	—Egyptian Pound
EUR	—Euro
HUF	—Hungarian Forint
IDR	—Indonesian Rupiah
INR	—Indian Rupee
KRW	—South Korean Won
MXN	—Mexican Peso
MYR	—Malaysian Ringgit
NGN	—Nigerian Naira
PEN	—Peruvian Nuevo Sol
PHP	—Philippine Peso
PLN	—Polish Zloty
RON	—New Romanian Leu
RUB	—Russian Ruble
SGD	—Singapore Dollar
THB	—Thai Baht
TRY	—Turkish Lira
TWD	—Taiwan Dollar
USD	—U.S. Dollar
UYU	—Uruguayan Peso
ZAR	—South African Rand

Investment Abbreviations:
BUBOR	—Budapest Interbank Offered Rate
CLICP	—Sinacofi Chile Interbank Rate
EURO	—Euro Offered Rate
JIBAR	—Johannesburg Interbank Agreed Rate
KLIBOR	—Kuala Lumpur Interbank Offered Rate
KWCDC	—South Korean Won Certificate of Deposit
LIBOR	—London Interbank Offered Rate
LLC	—Limited Liability Company
MIBOR	—MIBOR - Mumbai Interbank Offered Rate
NR	—Not Rated
PLC	—Public Limited Company
PRIBOR	—Prague Interbank Offered Rate
RB	—Revenue Bond
TIIE	—La Tasa de Interbank Equilibrium Interest Rate
WIBOR	—Warsaw Interbank Offered Rate

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At March 31, 2019, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Gain
MS & Co. Int. PLC	ARS	36,365,220	USD	764,779	06/04/19	$5,532
	BRL	20,183,637	USD	5,136,177	05/03/19	7,671
	CNH	37,498,229	USD	5,570,312	06/19/19	6,072
	COP	18,336,758,979	USD	5,746,507	04/01/19	4,903
	COP	1,943,852,734	USD	608,783	04/15/19	394
	EUR	609,828	PLN	2,631,620	06/19/19	1,566
	IDR	16,987,875,840	USD	1,180,944	04/05/19	10,143
	IDR	35,675,427,802	USD	2,488,822	04/25/19	5,065
	INR	571,338,476	USD	8,046,314	04/02/19	194,455
	KRW	1,546,150,030	USD	1,359,980	04/18/19	157
	MXN	456,415,482	USD	23,145,388	06/19/19	69,169
	MYR	19,329,313	USD	4,723,106	04/05/19	13,641
	PHP	90,455,734	USD	1,706,292	04/12/19	10,858
	RUB	863,018,355	USD	12,934,396	04/15/19	185,771

94	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN (continued)

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Gain
MS & Co. Int. PLC (continued)	SGD	9,531,390	USD	7,030,552	06/19/19	$12,996
	USD	275,942	ARS	11,501,275	04/22/19	18,335
	USD	6,296,031	BRL	23,972,737	04/02/19	174,211
	USD	815,873	BRL	3,194,443	05/03/19	1,761
	USD	2,665,620	BRL	10,410,311	07/02/19	25,024
	USD	6,711,787	CLP	4,435,009,172	04/04/19	194,499
	USD	4,581,473	CLP	3,094,139,130	04/18/19	34,514
	USD	146,084	CLP	96,897,464	04/22/19	3,689
	USD	146,808	CLP	97,173,955	04/25/19	4,006
	USD	1,029,767	CNH	6,923,905	06/19/19	109
	USD	5,853,224	COP	18,336,758,979	04/01/19	101,813
	USD	8,236,694	COP	25,858,226,782	04/15/19	133,075
	USD	1,569,573	IDR	22,371,123,969	04/05/19	1,045
	USD	696,522	IDR	9,866,230,730	04/25/19	6,824
	USD	13,538,560	INR	934,481,351	04/02/19	59,955
	USD	893,580	KRW	1,007,958,240	04/05/19	6,644
	USD	1,463,960	KRW	1,652,797,858	04/18/19	10,006
	USD	1,501,270	KRW	1,703,969,118	04/30/19	1,971
	USD	5,142,356	MXN	100,104,103	06/19/19	50,784
	USD	916,040	PEN	3,044,000	05/13/19	615
	USD	1,163,849	PHP	60,919,337	04/12/19	7,398
	USD	2,186,809	RUB	141,679,814	04/15/19	32,900
	USD	4,150,509	SGD	5,605,284	06/19/19	8,291
	USD	1,295,316	TRY	7,435,249	06/19/19	54,344
	USD	2,006,744	TWD	61,847,854	04/08/19	2,432
	USD	1,788,752	TWD	54,913,121	04/11/19	8,982
	USD	1,111,126	TWD	34,244,227	04/29/19	530
	USD	3,129,346	ZAR	45,209,421	06/19/19	26,045
	ZAR	31,366,295	USD	2,147,912	06/19/19	5,158

TOTAL						$1,503,353

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Loss
MS & Co. Int. PLC	ARS	36,365,220	USD	891,159	04/03/19	$(55,910)
	ARS	30,019,431	USD	722,194	04/22/19	(49,814)
	ARS	12,284,646	USD	281,000	04/26/19	(7,277)
	ARS	74,730,681	USD	1,695,534	05/28/19	(99,448)
	BRL	44,156,375	USD	11,653,686	04/02/19	(377,657)
	BRL	4,662,161	USD	1,195,754	05/03/19	(7,591)
	CLP	4,435,009,172	USD	6,660,269	04/04/19	(142,983)
	CLP	741,216,713	USD	1,105,010	04/18/19	(15,762)
	CLP	97,291,891	USD	146,084	04/22/19	(3,109)
	CLP	97,921,209	USD	146,808	04/25/19	(2,908)
	COP	18,336,758,979	USD	5,834,938	04/01/19	(83,528)
	COP	3,674,026,752	USD	1,179,747	04/15/19	(28,356)
	COP	1,062,894,957	USD	333,459	05/02/19	(706)
	CZK	37,958,775	EUR	1,471,693	06/19/19	(8,827)
	CZK	66,518,748	USD	2,941,485	06/19/19	(44,318)
	EUR	8,129,550	USD	9,258,440	06/19/19	(77,154)

The accompanying notes are an integral part of these financial statements.	95

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

Schedule of Investments (continued)

March 31, 2019

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS (continued)

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Loss
MS & Co. Int. PLC (continued)	EUR	609,766	ZAR	10,037,056	06/19/19	$(319)
	HUF	273,536,810	EUR	852,725	06/19/19	(2,166)
	HUF	140,877,648	PLN	1,905,091	06/19/19	(2,574)
	HUF	629,313,920	USD	2,280,461	06/19/19	(69,812)
	IDR	31,188,930,258	USD	2,190,970	04/05/19	(4,191)
	IDR	65,119,726,697	USD	4,604,704	04/25/19	(52,517)
	INR	571,338,476	USD	8,279,812	04/02/19	(39,042)
	INR	411,300,001	USD	5,940,633	04/22/19	(33,678)
	KRW	1,007,958,240	USD	894,583	04/05/19	(7,647)
	KRW	9,175,015,511	USD	8,156,133	04/18/19	(84,937)
	MXN	43,792,176	USD	2,271,821	06/19/19	(44,429)
	MYR	35,339,300	USD	8,671,503	04/05/19	(11,425)
	PLN	57,740,227	EUR	13,365,553	06/19/19	(17,839)
	RON	17,332,864	USD	4,087,843	06/19/19	(26,845)
	RUB	27,468,481	USD	426,134	04/11/19	(8,264)
	RUB	187,503,891	USD	2,885,793	04/15/19	(35,237)
	SGD	1,825,179	USD	1,353,617	06/19/19	(4,838)
	THB	40,561,537	USD	1,281,687	06/19/19	(897)
	TRY	25,061,790	USD	4,355,875	06/19/19	(172,960)
	TWD	89,797,557	USD	2,916,596	04/08/19	(6,513)
	TWD	304,599,039	USD	9,934,388	04/11/19	(62,139)
	TWD	61,847,854	USD	2,008,628	04/29/19	(2,802)
	USD	827,423	ARS	36,365,220	04/03/19	(7,826)
	USD	5,146,261	BRL	20,183,637	04/02/19	(7,951)
	USD	2,944,402	CNH	19,841,054	06/19/19	(6,174)
	USD	5,746,507	COP	18,336,758,979	04/01/19	(4,903)
	USD	1,806,741	IDR	25,805,682,129	04/05/19	(2,597)
	USD	2,963,574	INR	208,195,601	04/02/19	(39,360)
	USD	1,835,778	KRW	2,089,298,976	04/30/19	(2,568)
	USD	463,256	MXN	9,120,486	06/19/19	(638)
	USD	1,161,014	MYR	4,747,386	04/05/19	(2,357)
	USD	3,690,544	RUB	244,170,259	04/15/19	(21,492)
	USD	3,975,865	SGD	5,385,105	06/19/19	(3,643)
	USD	904,638	TWD	27,949,703	04/08/19	(1,132)
	USD	1,833,276	TWD	56,576,724	04/29/19	(1,599)
	ZAR	34,216,479	USD	2,354,881	06/19/19	(6,169)

TOTAL						$(1,804,828)

FUTURES CONTRACTS — At March 31, 2019, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
Ultra Long U.S. Treasury Bonds	27	06/19/19	$4,536,000	$172,232
Ultra 10 Year U.S. Treasury Notes	65	06/19/19	8,630,781	172,691
2 Year U.S. Treasury Notes	8	06/28/19	1,704,750	5,924

Total				$350,847

96	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FUTURES CONTRACTS (continued)

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Short position contracts:
Eurodollars	(107)	12/16/19	$(26,099,975)	$(112,685)
Eurodollars	(8)	06/17/19	(1,949,100)	10,887
5 Year U.S. Treasury Notes	(20)	06/28/19	(2,316,562)	300
10 Year U.S. Treasury Notes	(22)	06/19/19	(2,732,812)	(44,927)
20 Year U.S. Treasury Bonds	(102)	06/19/19	(15,264,938)	(400,862)

Total				$(547,287)

TOTAL FUTURES CONTRACTS				$(196,440)

SWAP CONTRACTS — At March 31, 2019, the Fund had the following swap contracts:

OVER THE COUNTER INTEREST RATE SWAP CONTRACTS

Payments Made by the Fund	Payments Received by the Fund	Counterparty	Termination Date	Notional Amount (000s)			Value	Upfront Payments (Received) Paid	Unrealized Appreciation/ (Depreciation)
Mexico IB TIIE 28D(a)	8.010%	Barclays Bank PLC	06/29/27	MXN	213,930	(b)	$(44,203)	$—	$(44,203)
3M KLIBOR(d)	1.750	BoA Securities LLC	03/20/21	THB	262,490		4,630	1,716	2,914
Columbia IBR Overnight IB(c)	4.750	Citibank NA	06/20/20	COP	11,205,350		22,197	7,457	14,740
6M Thai Reuters(d)	2.000	Citibank NA	06/20/23	THB	80,000		24,086	4,250	19,836
3M KLIBOR(c)	3.650	Citibank NA	02/27/24	MYR	15,020		27,467	—	27,467
5.110(c)	Colombia IBR Overnight IB	CS International (London)	04/15/19	COP	20,678,330		(23,561)	—	(23,561)
3M KLIBOR(c)	1.750	CS International (London)	03/20/21	THB	151,070		2,247	874	1,373
6.055(c)	Colombia IBR Overnight IB	CS International (London)	05/02/24	COP	3,635,890		(55,569)	—	(55,569)
5.190(c)	Colombia IBR Overnight IB	JPMorgan Securities, Inc.	04/22/19		10,159,090		(14,857)	—	(14,857)
6M Thai Reuters(d)	1.750	JPMorgan Securities, Inc.	06/19/21	THB	255,890	(b)	158	158	—
3M KLIBOR(d)	1.750	MS & Co. Int. PLC	03/20/21		264,270		714	(279)	993
Mexico IB TIIE 28D(a)	5.630	MS & Co. Int. PLC	06/17/21	MXN	135,000		(339,588)	—	(339,588)
3M KLIBOR(c)	1.750(d)	MS & Co. Int. PLC	06/19/21	THB	87,700		505	542	(37)
3M KLIBOR(c)	3.693	MS & Co. Int. PLC	03/01/24	MYR	14,790		33,904	—	33,904
3M KLIBOR(c)	3.605	MS & Co. Int. PLC	03/06/24		30,010		39,512	—	39,512

TOTAL							$(322,358)	$14,718	$(337,076)

(a)	Payments made monthly.
(b)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to March 31, 2019.
(c)	Payments made quarterly.
(d)	Payments made semi-annually.

The accompanying notes are an integral part of these financial statements.	97

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

Schedule of Investments (continued)

March 31, 2019

ADDITIONAL INVESTMENT INFORMATION (continued)

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

Payments Made by the Fund	Payments Received by Fund (%)	Termination Date	Notional Amount (000s)			Market Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)
1M BID Avg(a)	7.250	01/02/20	BRL	53,900		$111,730	$31,798	$79,932
8.360(b)	Mexico IB TIIE 28D	03/18/20	MXN	871,600		(5,486)	(1,925)	(3,561)
7.330(c)	3M JIBAR	03/21/20	ZAR	10		(2)	(1)	(1)
6M MIBOR(c)	4.750	06/20/20	COP	22,723,025		45,046	27,431	17,615
6M WIBOR(d)	2.000(e)	09/19/20	PLN	32,745		112,463	623	111,840
8.000(b)	1M BID Avg	01/04/21	BRL	5,440		(25,501)	(20,617)	(4,884)
3M KWCDC(c)	1.750	03/20/21	KRW	41,144,720		42,652	(8,068)	50,720
6M WIBOR(d)	2.000(e)	03/20/21	PLN	97,640		113,554	(50,958)	164,512
6M WIBOR(c)	2.500	03/20/21	CNY	66,970		(33,965)	(9,267)	(24,698)
6M CLICP(d)	3.600	03/20/21	CLP	4,553,820		60,163	18,038	42,125
3.000(d)	3M LIBOR(c)	03/20/21		$23,140		(270,759)	(168,648)	(102,111)
6M MIBOR(c)	5.000	03/20/21	COP	28,910,210		100,795	3,648	97,147
6M MIBOR(d)	6.750	03/20/21	INR	743,190		200,437	120,114	80,323
7.950	Mexico IB TIIE 28D	06/16/21	MXN	134,350	(f)	(4,302)	(1,654)	(2,648)
3M KWCDC(c)	1.750	06/19/21	KRW	22,379,330		39,139	37,877	1,262
6M BUBOR(d)	1.750(e)	06/19/21	HUF	2,620,260	(f)	184,932	90,424	94,508
3M JIBAR(c)	7.750	06/19/21	ZAR	291,510	(f)	223,763	125,606	98,157
6M PRIBOR(d)	2.200(e)	09/18/21	CZK	193,910	(f)	40,969	45	40,924
10.300(a)	1M BID Avg	01/03/22	BRL	80		(1,550)	(142)	(1,408)
Mexico IB TIIE 28D(b)	8.000	06/15/22	MXN	55,700	(f)	15,649	16	15,633
2.130(e)	6M PRIBOR(d)	09/18/22	CZK	64,760	(f)	(21,241)	26	(21,267)
8.900(e)	1M LIBOR	01/02/23	BRL	13,150		(202,511)	(17,938)	(184,573)
1M BID Avg(b)	7.900	01/02/23		36,575		(47,054)	(35,000)	(12,054)
5.400(c)	6M MIBOR	03/20/24	COP	5,057,025		(22,701)	6,647	(29,348)
Mexico IB TIIE 28D(b)	8.000	06/12/24	MXN	132,600	(f)	60,833	65	60,768
6M EURO(d)	0.500(e)	06/19/24	EUR	750	(f)	19,355	12,384	6,971
2.000(c)	6M PRIBOR(d)	09/18/24	CZK	39,790	(f)	(19,783)	18	(19,801)
5.955(b)	Mexico IB TIIE 28D	11/20/24	MXN	54,290		248,562	15	248,547
5.660(b)	Mexico IB TIIE 28D	01/24/25		20,280		105,197	14	105,183
Mexico IB TIIE 28D(b)	8.000	06/10/26	MXN	83,050	(f)	23,021	47	22,974
7.500(b)	Mexico IB TIIE 28D	06/09/27		34,390		54,728	(39,515)	94,243
1.250(e)	6M EURIBOR(d)	12/19/28	EUR	200	(f)	(18,467)	(5,897)	(12,570)
Mexico IB TIIE 28D(b)	8.250	06/06/29	MXN	34,900	(f)	16,782	(923)	17,705

TOTAL						$1,146,448	$114,283	$1,032,165

(a)	Payments made at the termination date.
(b)	Payments made monthly.
(c)	Payments made quarterly.
(d)	Payments made semi-annually.
(e)	Payments made annually.
(f)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to March 31, 2019.

98	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER CREDIT DEFAULT SWAP CONTRACTS

Reference Obligation/ Index	Financing Rate Paid by the Fund(a)	Credit Spread at March 31, 2019(b)	Counterparty	Termination Date	Notional Amount (000s)	Value	Upfront Premiums (Received) Paid	Unrealized Appreciation/ (Depreciation)
Protection Purchased:
People’s Republic of China, 7.500%, 10/28/27(a)	(1.000)%	0.131%	BoA Securities LLC	12/20/20	$2,320	$(35,257)	$8,994	$(44,251)
People’s Republic of China, 7.500%, 10/28/27(a)	(1.000)	0.169	BoA Securities LLC	06/20/21	70	(1,296)	365	(1,661)
People’s Republic of China, 4.250%, 10/28/19(a)	(1.000)	0.084	BoA Securities LLC	06/20/19	1,160	(2,820)	(320)	(2,500)
People’s Republic of China, 7.500%, 10/28/27(a)	(1.000)	0.131	Citibank NA	12/20/20	3,400	(51,669)	15,353	(67,022)
People’s Republic of China, 7.500%, 10/28/27(a)	(1.000)	0.169	Citibank NA	06/20/21	3,810	(70,542)	17,768	(88,310)
People’s Republic of China, 4.250%, 10/28/19(a)	(1.000)	0.084	Citibank NA	06/20/19	44,310	(107,722)	(11,641)	(96,081)
People’s Republic of China, 7.500%, 10/28/27(a)	(1.000)	0.169	JPMorgan Securities, Inc.	06/20/21	250	(4,629)	1,134	(5,763)
People’s Republic of China, 4.250%, 10/28/19(a)	(1.000)	0.084	JPMorgan Securities, Inc.	06/20/19	1,630	(3,963)	(483)	(3,480)
People’s Republic of China, 7.500%, 10/28/27(a)	(1.000)	0.169	UBS AG (London)	06/20/21	280	(5,184)	548	(5,732)

TOTAL						$(283,082)	$31,718	$(314,800)

(a)	Payments made quarterly.
(b)	Credit spread on the referenced obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund or its counterparty to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

NON-DELIVERABLE BOND FORWARD CONTRACTS(a)

Counterparty	Notional Amount (000s)	Reference Obligation	Settlement Date	Unrealized Appreciation/ (Depreciation)*
BoA Securities LLC	$8,765,700	Titulos De Tesoreria 11.000%, 07/24/20	4/15/19	$22,189

*	There is no upfront payment on the bond forward contract, therefore the unrealized gain (loss) of the bond forward contract is equal to its market value.
(a)	Represents a short term forward contract to purchase the referenced obligation denominated in a non-deliverable foreign currency.

EXCHANGE TRADED OPTIONS ON FUTURES

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Portfolio	Unrealized Appreciation/ (Depreciation)
Purchased option contracts
Puts
Eurodollar Futures	$97.750	06/15/2020	94	$235,000	$54,050	$46,952	$7,098

Abbreviations:
1M BID Avg	—1 month Brazilian Interbank Deposit Average
BoA Securities LLC	—Bank of America Securities LLC
CS International (London)	—Credit Suisse International (London)
MS & Co. Int. PLC	—Morgan Stanley & Co. International PLC
Mexico IB TIIE 28D	—Mexico Interbank TIIE 28 Days

The accompanying notes are an integral part of these financial statements.	99

GOLDMAN SACHS U.S. MORTGAGES FUND

Schedule of Investments

March 31, 2019

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Obligations – 107.1%
Collateralized Mortgage Obligations – 5.8%
Interest Only(a) – 0.9%
FHLMC REMIC Series 3852, Class SW(b) (-1x1M LIBOR + 6.000%)
$479,822	3.511%	05/15/41	$68,138
FHLMC REMIC Series 4286, Class SN(b) (-1x1M LIBOR + 6.000%)
3,650,689	3.511	12/15/43	568,754
FHLMC REMIC Series 4314, Class SE(b) (-1x1M LIBOR + 6.050%)
346,545	3.561	03/15/44	54,972
FHLMC REMIC Series 4320, Class SD(b) (-1x1M LIBOR + 6.100%)
182,254	3.611	07/15/39	26,988
FHLMC REMIC Series 4456, Class IO
226,516	4.500	10/15/44	42,336
FHLMC REMIC Series 4583, Class ST(b) (-1x1M LIBOR + 6.000%)
1,499,978	3.512	05/15/46	254,068
FHLMC STRIPS Series 304, Class C45
272,881	3.000	12/15/27	21,483
FNMA REMIC Series 2007-36, Class SN(b) (-1x1M LIBOR + 6.770%)
435,635	4.280	04/25/37	78,096
FNMA REMIC Series 2008-17, Class SI(b) (-1x1M LIBOR + 6.300%)
557,733	3.810	03/25/38	87,719
FNMA REMIC Series 2011-124, Class SC(b) (-1x1M LIBOR + 6.550%)
332,086	4.060	12/25/41	54,859
FNMA REMIC Series 2012-88, Class SB(b) (-1x1M LIBOR + 6.670%)
408,084	4.180	07/25/42	66,283
GNMA REMIC Series 2010-101, Class S(b) (-1x1M LIBOR + 6.000%)
1,023,054	3.515	08/20/40	157,872
GNMA REMIC Series 2010-20, Class SE(b) (-1x1M LIBOR + 6.250%)
409,930	3.765	02/20/40	67,031
GNMA REMIC Series 2010-85, Class SN(b)(c) (-1x1M LIBOR + 5.940%)
39,896	3.455	07/20/40	6,334
GNMA REMIC Series 2011-61, Class CS(b) (-1x1M LIBOR + 6.680%)
2,060	4.195	12/20/35	—
GNMA REMIC Series 2013-124, Class CS(b) (-1x1M LIBOR + 6.050%)
1,484,601	3.565	08/20/43	247,811
GNMA REMIC Series 2013-134, Class DS(b) (-1x1M LIBOR + 6.100%)
93,777	3.615	09/20/43	14,767
GNMA REMIC Series 2014-11, Class KI
235,539	4.500	12/20/42	26,184
GNMA REMIC Series 2014-117, Class SJ(b) (-1x1M LIBOR + 5.600%)
4,266,436	3.115	08/20/44	616,674

Mortgage-Backed Obligations – (continued)
Collateralized Mortgage Obligations – (continued)
Interest Only(a) – (continued)
GNMA REMIC Series 2014-132, Class SL(b) (-1x1M LIBOR + 6.100%)
688,927	3.615	10/20/43	85,035
GNMA REMIC Series 2014-133, Class BS(b) (-1x1M LIBOR + 5.600%)
319,860	3.115	09/20/44	43,196
GNMA REMIC Series 2014-158, Class SA(b) (-1x1M LIBOR + 5.600%)
1,996,596	3.119	10/16/44	282,045
GNMA REMIC Series 2015-110, Class MS(b) (-1x1M LIBOR + 5.710%)
1,329,316	3.225	08/20/45	175,742
GNMA REMIC Series 2015-111, Class IM
731,186	4.000	08/20/45	112,112
GNMA REMIC Series 2015-111, Class SM(b) (-1x1M LIBOR + 6.200%)
410,159	3.715	08/20/45	61,748
GNMA REMIC Series 2015-112, Class SB(b) (-1x1M LIBOR + 5.740%)
393,871	3.255	08/20/45	52,540
GNMA REMIC Series 2015-119, Class SN(b) (-1x1M LIBOR + 6.250%)
858,762	3.765	08/20/45	130,002
GNMA REMIC Series 2015-129, Class IC
453,871	4.500	09/16/45	86,173
GNMA REMIC Series 2015-168, Class SD(b) (-1x1M LIBOR + 6.200%)
214,114	3.715	11/20/45	34,593
GNMA REMIC Series 2015-57, Class AS(b) (-1x1M LIBOR + 5.600%)
2,406,265	3.115	04/20/45	307,200
GNMA REMIC Series 2015-72, Class JI(c)
101,528	3.500	05/20/45	14,006
GNMA REMIC Series 2015-83, Class PI(c)
169,462	3.500	06/20/45	23,838
GNMA REMIC Series 2015-90, Class PI(c)
134,360	3.500	04/20/45	18,021
GNMA REMIC Series 2016-1, Class ST(b) (-1x1M LIBOR + 6.200%)
416,363	3.715	01/20/46	61,752
GNMA REMIC Series 2016-138, Class DI
255,281	4.000	10/20/46	41,217
GNMA REMIC Series 2016-27, Class IA
915,883	4.000	06/20/45	122,217
GNMA REMIC Series 2016-4, Class SM(b) (-1x1M LIBOR + 5.650%)
597,063	3.165	01/20/46	84,395

			4,196,201

Regular Floater(b) – 2.7%
FHLMC REMIC Series 4103, Class BF (1M LIBOR + 0.350%)
627,347	2.839	12/15/38	626,565
FNMA REMIC Series 2010-118, Class YF (1M LIBOR + 0.500%)
4,234,546	2.990	10/25/40	4,247,750

100	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. MORTGAGES FUND

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Obligations – (continued)
Regular Floater(b) – (continued)
FNMA REMIC Series 2011-63, Class FG (1M LIBOR + 0.450%)
$104,915	2.940%	07/25/41	$104,995
FNMA REMIC Series 2017-96, Class FA (1M LIBOR + 0.400%)
2,440,186	2.890	12/25/57	2,430,440
GNMA REMIC Series 2017-182, Class FN (1M LIBOR + 0.300%)
4,990,208	2.781	12/16/47	4,945,106

			12,354,856

Sequential Fixed Rate – 1.8%
FHLMC REMIC Series 2042, Class N
48,188	6.500	03/15/28	52,584
FHLMC REMIC Series 3748, Class D
429,224	4.000	11/15/39	442,971
FNMA REMIC Series 2000-16, Class ZG
136,978	8.500	06/25/30	161,784
FNMA REMIC Series 2005-59, Class KZ
790,722	5.500	07/25/35	870,605
FNMA REMIC Series 2011-52, Class GB
480,892	5.000	06/25/41	520,979
FNMA REMIC Series 2011-99, Class DB
525,271	5.000	10/25/41	568,350
FNMA REMIC Series 2012-111, Class B
76,276	7.000	10/25/42	87,189
FNMA REMIC Series 2012-153, Class B
292,589	7.000	07/25/42	336,053
FNMA REMIC Series 2017-87, Class EA
4,932,387	3.000	04/25/44	4,945,748

			7,986,263

Sequential Floating Rate(b) – 0.4%
Adjustable Rate Mortgage Trust Series 2004-5, Class 2A1
79,587	4.327	04/25/35	78,833
Bear Stearns ALT-A Trust Series 2005-5, Class 21A1
386,508	4.443	07/25/35	384,720
Countrywide Alternative Loan Trust Series 2005-38, Class A1 (12M MTA + 1.500%)
87,361	3.832	09/25/35	86,264
HarborView Mortgage Loan Trust Series 2005-16, Class 2A1A (1M USD LIBOR + 0.480%)
106,340	2.961	01/19/36	95,766
Impac CMB Trust Series 2004-08, Class 1A (1M USD LIBOR + 0.720%)
33,753	3.210	10/25/34	32,751
Master Adjustable Rate Mortgages Trust Series 2003-2, Class 3AX (6M USD LIBOR + 3.592%)
7,177	0.123	08/25/33	36
Master Adjustable Rate Mortgages Trust Series 2003-2, Class 4AX (6M USD LIBOR + 3.176%)
921	0.320	07/25/33	10
Morgan Stanley Mortgage Loan Trust Series 2004-8AR, Class 4A1
338,623	4.534	10/25/34	337,807
New Residential Mortgage Loan Trust Series 2015-1A, Class A1(d)
271,487	3.750	05/28/52	275,166

Mortgage-Backed Obligations – (continued)
Sequential Floating Rate(b) – (continued)
Station Place Securitization Trust Series 2015-2, Class A(d) (1M USD LIBOR + 0.550%)
600,000	3.044	07/15/19	600,000

			1,891,353

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS			$26,428,673

Commercial Mortgage-Backed Securities – 2.9%
Sequential Fixed Rate – 2.3%
BANK 2018-BNK15 Series 18-BN15, Class A4
$900,000	4.407%	11/15/61	$981,551
BBCMS Mortgage Trust Series 2018-C2, Class A4
2,650,000	4.047	12/15/51	2,817,674
Morgan Stanley Capital I Trust Series 2018-L1, Class A3
6,400,000	4.139	10/15/51	6,840,022

			10,639,247

Sequential Floating Rate(b)(d) – 0.6%
Bancorp Commercial Mortgage Trust Series 2018-CRE4, Class A (1M LIBOR + 0.900%)
948,115	3.384	09/15/35	942,876
Exantas Capital Corp. Ltd. Series 2018-RSO6, Class A (1M LIBOR + 0.830%)
1,800,000	3.314	06/15/35	1,793,269

			2,736,145

TOTAL COMMERCIAL MORTGAGE- BACKED SECURITIES			$13,375,392

Federal Agencies – 98.4%
Adjustable Rate FHLMC(b) – 0.0%
(1 Year CMT + 2.107%)
$9,784	4.516%	10/01/34	$10,183
(1 Year CMT + 2.218%)
17,699	4.515	09/01/33	18,393
(1 Year CMT + 2.250%)
40,289	4.148	04/01/33	41,868
13,884	4.747	11/01/34	14,425
13,846	4.035	02/01/35	14,397
(1 Year CMT + 2.250%)
47,331	4.245	06/01/35	49,263

			148,529

Adjustable Rate FNMA(b) – 0.1%
(1 Year CMT + 2.194%)
22,618	4.847	02/01/35	23,548
(1 Year CMT + 2.204%)
4,593	4.403	07/01/33	4,784
(1 Year CMT + 2.257%)
98,890	4.348	06/01/33	102,776
(1 Year CMT + 2.299%)
1,352	4.603	04/01/34	1,406
(1 Year CMT + 2.530%)
81,098	4.780	08/01/34	85,406
(12M USD LIBOR + 1.623%)
36,422	4.740	03/01/35	37,959
(12M USD LIBOR + 1.648%)
39,048	4.579	12/01/33	40,618

The accompanying notes are an integral part of these financial statements.	101

GOLDMAN SACHS U.S. MORTGAGES FUND

Schedule of Investments (continued)

March 31, 2019

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Obligations – (continued)
Adjustable Rate FNMA(b) – (continued)
(12M USD LIBOR + 1.670%)
$20,216	4.567%	11/01/34	$21,089
(12M USD LIBOR + 1.810%)
19,675	4.153	04/01/35	20,623
(12M USD LIBOR + 1.971%)
32,801	4.620	05/01/35	34,543
(6M USD LIBOR + 1.414%)
5,694	4.093	06/01/33	5,855
(6M USD LIBOR + 1.824%)
834	4.324	12/01/33	882
(COF + 1.250%)
1,069	2.329	07/01/22	1,064
8,272	2.306	07/01/27	8,204
9,150	2.306	11/01/27	9,076
4,897	2.306	01/01/31	4,848
6,608	2.306	06/01/32	6,540
6,725	2.329	08/01/32	6,656
16,511	2.329	05/01/33	16,348
92,593	2.310	08/01/33	91,703
3,358	2.306	11/01/35	3,325
22,350	2.306	12/01/37	22,158
13,371	2.306	01/01/38	13,260
7,877	2.306	11/01/40	7,799

			570,470

Adjustable Rate GNMA(b) – 0.2%
(1 Year CMT + 1.500%)
10,435	3.625	06/20/23	10,536
5,574	3.750	07/20/23	5,630
(1 Year CMT + 1.500%)
5,209	3.750	08/20/23	5,261
12,663	3.750	09/20/23	12,793
4,449	3.375	03/20/24	4,506
37,635	3.625	04/20/24	38,151
4,659	3.625	05/20/24	4,743
(1 Year CMT + 1.500%)
38,341	3.625	06/20/24	38,797
24,465	3.750	07/20/24	24,760
33,060	3.750	08/20/24	33,464
10,018	3.750	09/20/24	10,142
13,828	4.125	11/20/24	14,044
14,045	4.125	12/20/24	14,267
8,943	3.375	01/20/25	9,074
5,237	3.375	02/20/25	5,315
19,866	3.625	05/20/25	20,137
16,176	3.750	07/20/25	16,408
7,100	3.375	02/20/26	7,222
391	3.750	07/20/26	398
19,196	3.375	01/20/27	19,551
7,444	3.375	02/20/27	7,581
57,658	3.625	04/20/27	58,635
5,138	3.625	05/20/27	5,226
8,145	3.625	06/20/27	8,289
2,905	4.125	11/20/27	2,966
9,115	4.125	12/20/27	9,308
19,951	3.375	01/20/28	20,346
6,930	3.375	02/20/28	7,068

Mortgage-Backed Obligations – (continued)
Adjustable Rate GNMA(b) – (continued)
(1 Year CMT + 1.500%) – (continued)
6,774	3.375	03/20/28	6,909
33,099	3.750	07/20/29	33,784
20,420	3.750	08/20/29	20,831
3,733	3.750	09/20/29	3,808
17,041	4.125	10/20/29	17,444
22,326	4.125	11/20/29	22,856
4,493	4.125	12/20/29	4,597
6,966	3.375	01/20/30	7,121
2,818	3.375	02/20/30	2,882
18,899	3.375	03/20/30	19,325
20,131	3.625	04/20/30	20,552
53,247	3.625	05/20/30	54,366
5,481	3.625	06/20/30	5,596
51,563	3.750	07/20/30	52,656
8,435	3.750	09/20/30	8,609
14,251	4.125	10/20/30	14,594

			710,548

FHLMC – 12.1%
5,248	5.500	04/01/20	5,265
68,650	5.000	10/01/33	73,817
3,528	5.000	07/01/35	3,794
2,288	4.500	08/01/35	2,420
7,469	4.500	09/01/35	7,899
4,804	4.500	10/01/35	5,047
81,784	5.000	12/01/35	88,462
2,047	5.000	02/01/37	2,222
32,868	4.500	01/01/38	34,797
1,360	4.500	06/01/38	1,423
53,799	4.500	09/01/38	57,175
207	4.500	01/01/39	215
30,732	4.500	02/01/39	32,542
11,807	4.500	03/01/39	12,513
2,699	4.500	04/01/39	2,861
92,768	4.500	05/01/39	98,322
222,685	5.000	05/01/39	240,373
260,897	4.500	06/01/39	276,515
3,451	4.500	07/01/39	3,658
433,570	5.000	07/01/39	468,280
6,130	4.500	08/01/39	6,497
13,164	4.500	09/01/39	13,952
3,362	4.500	10/01/39	3,564
2,221	4.500	11/01/39	2,354
9,169	4.500	12/01/39	9,718
9,107	4.500	01/01/40	9,652
6,879	4.500	04/01/40	7,269
10,019	4.500	05/01/40	10,587
22,357	4.000	06/01/40	23,268
13,560	4.500	06/01/40	14,329
11,282	4.500	07/01/40	11,921
2,033	4.500	08/01/40	2,149
19,729	5.000	08/01/40	21,147
25,412	5.000	10/01/40	27,415
200,260	4.000	02/01/41	208,388
58,010	4.500	02/01/41	61,389

102	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. MORTGAGES FUND

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Obligations – (continued)
FHLMC – (continued)
$9,880	4.500%	03/01/41	$10,465
25,727	4.500	04/01/41	27,252
22,755	4.500	05/01/41	24,103
45,266	4.500	06/01/41	47,948
3,017	5.000	06/01/41	3,249
114,976	4.500	08/01/41	121,786
117,594	4.500	09/01/41	124,260
81,316	4.000	10/01/41	85,271
14,155	4.000	11/01/41	14,739
7,328	4.500	12/01/41	7,762
783,476	4.000	03/01/42	814,834
86,438	4.500	03/01/42	91,556
47,825	3.000	05/01/42	47,918
439,635	3.500	06/01/42	450,323
992,881	4.500	06/01/42	1,053,644
128,880	3.000	08/01/42	129,138
152,748	3.500	08/01/42	155,824
51,238	3.000	10/01/42	51,336
329,400	3.500	10/01/42	336,036
677,053	3.000	11/01/42	678,447
224,358	3.500	11/01/42	228,877
1,187,000	3.000	12/01/42	1,189,895
2,106,212	3.000	01/01/43	2,111,794
196,775	3.000	02/01/43	197,057
2,867,128	3.500	08/01/43	2,930,057
1,243,757	4.000	08/01/43	1,299,977
750,601	4.000	01/01/44	780,908
775,384	3.500	02/01/44	791,003
598,018	3.500	06/01/44	614,549
15,618	4.000	11/01/44	16,378
83,557	3.500	02/01/45	85,841
136,863	3.500	03/01/45	140,604
764,162	3.500	06/01/45	784,092
23,699	3.500	08/01/45	24,133
33,327	3.500	09/01/45	33,938
610,641	3.500	10/01/45	626,185
64,044	3.500	11/01/45	65,218
4,955,882	3.500	03/01/46	5,075,803
751,213	3.500	05/01/46	767,820
965,684	3.500	06/01/46	983,116
351,619	3.500	07/01/46	357,966
516,890	3.500	08/01/46	529,724
61,687	3.500	10/01/46	62,801
71,659	3.500	12/01/46	72,953
14,944,596	3.000	05/01/47	14,919,301
931,380	4.500	07/01/47	988,671
540,751	3.500	12/01/47	553,333
4,330,664	3.000	01/01/48	4,315,532
4,852,691	4.500	08/01/48	5,180,001
2,960,305	4.500	11/01/48	3,132,685

			54,987,302

FNMA – 37.3%
1	5.500	05/01/19	1
193	5.500	07/01/19	193
1,298	5.500	08/01/19	1,300

Mortgage-Backed Obligations – (continued)
FNMA – (continued)
830	5.500	09/01/19	833
1,530	5.500	10/01/19	1,534
592	5.500	11/01/19	595
591	5.500	12/01/19	593
1,933	5.500	02/01/20	1,938
1	4.500	03/01/20	1
1,533	5.500	01/01/21	1,553
4,150	7.000	09/01/21	4,222
20,978	7.000	06/01/22	21,569
9,037	7.000	07/01/22	9,294
788	4.500	04/01/23	811
2,946	7.000	08/01/31	3,162
265,925	4.500	07/01/36	281,744
29,382	4.500	12/01/36	31,084
255,326	4.500	02/01/39	270,268
5,051	4.500	03/01/39	5,361
7,023	4.500	05/01/39	7,458
5,550	4.500	07/01/39	5,893
4,837	4.000	08/01/39	5,030
12,421	4.500	09/01/39	13,148
18,068	4.500	10/01/39	19,125
40,913	4.500	02/01/40	43,494
6,905	4.500	03/01/40	7,310
99,107	4.500	04/01/40	104,585
35,759	4.500	06/01/40	38,037
6,841	4.500	09/01/40	7,277
7,094	4.500	12/01/40	7,486
103,718	4.500	01/01/41	109,920
28,627	4.500	04/01/41	30,330
54,219	4.500	06/01/41	57,357
39,937	4.500	07/01/41	42,313
176,758	4.500	08/01/41	187,245
186,906	4.500	09/01/41	197,981
165,156	3.500	10/01/41	169,560
162,228	4.500	10/01/41	171,625
45,605	3.500	11/01/41	46,821
126,100	4.500	11/01/41	133,404
78,914	4.500	12/01/41	83,480
156,562	3.500	01/01/42	160,737
75,361	4.500	01/01/42	79,723
16,226	3.500	02/01/42	16,591
713,094	4.000	03/01/42	741,057
18,860	4.500	03/01/42	19,920
125,317	4.000	04/01/42	130,231
25,089	4.500	04/01/42	26,499
14,023	3.500	05/01/42	14,333
57,335	3.500	06/01/42	58,882
138,207	3.500	07/01/42	140,899
146,922	3.500	08/01/42	149,784
101,694	3.000	09/01/42	101,847
173,034	3.500	09/01/42	176,735
261,975	3.500	10/01/42	268,940
26,869	3.500	11/01/42	27,392
593,625	4.500	11/01/42	631,443
589,749	3.000	12/01/42	590,701
116,934	3.500	12/01/42	120,088

The accompanying notes are an integral part of these financial statements.	103

GOLDMAN SACHS U.S. MORTGAGES FUND

Schedule of Investments (continued)

March 31, 2019

Principal Amount	Interest Rate	Maturity Date		Value

Mortgage-Backed Obligations – (continued)
FNMA – (continued)
$123,373	3.000%	01/01/43		$123,750
13,768	3.500	01/01/43		14,036
47,329	3.000	02/01/43		47,474
657,009	3.500	02/01/43		672,243
1,200,060	3.000	03/01/43		1,203,739
1,517,808	3.500	03/01/43		1,554,210
1,312,225	3.000	04/01/43		1,316,246
1,730,729	3.500	04/01/43		1,767,854
571,693	2.500	05/01/43		562,010
1,614,299	3.000	05/01/43		1,619,246
296,053	3.500	05/01/43		302,827
53,209	3.000	06/01/43		53,372
997,784	3.500	06/01/43		1,022,067
494,748	3.000	07/01/43		496,263
5,193,500	3.500	07/01/43		5,306,386
1,947,076	3.500	08/01/43		1,989,118
56,021	3.500	09/01/43		57,532
815,974	3.500	01/01/44		832,913
57,359	3.500	08/01/44		58,467
116,116	3.500	09/01/44		118,747
154,772	3.500	10/01/44		159,140
25,011	3.500	12/01/44		25,482
60,288	5.000	12/01/44		64,822
40,490	3.500	01/01/45		41,569
580,290	4.000	02/01/45		602,439
174,485	3.500	03/01/45		178,896
493,700	4.000	03/01/45		510,539
116,710	3.500	04/01/45		118,791
234,278	4.000	04/01/45		242,268
2,355,717	4.500	04/01/45		2,513,890
1,056,361	3.500	05/01/45		1,085,849
264,774	4.500	05/01/45		282,635
3,116,635	4.500	06/01/45		3,271,359
164,188	3.500	07/01/45		167,116
27,887	3.500	11/01/45		28,384
731,406	4.000	11/01/45		755,806
511,382	3.500	01/01/46		520,500
890,940	3.500	03/01/46		914,300
468,670	4.000	03/01/46		484,326
127,049	3.500	04/01/46		130,357
883,936	3.500	05/01/46		903,914
322,853	4.000	06/01/46		333,651
822,345	4.500	06/01/46		861,628
782,266	3.000	07/01/46		779,342
870,384	4.000	07/01/46		899,493
455,259	3.000	08/01/46		453,558
983,456	4.000	08/01/46		1,016,348
1,512,535	3.000	09/01/46		1,506,882
546,503	3.000	10/01/46		544,461
518,106	4.000	10/01/46		535,434
3,484,646	3.000	11/01/46		3,471,558
8,342,802	3.000	12/01/46		8,311,625
3,388,322	3.000	01/01/47		3,375,660
149,281	3.000	02/01/47		148,724
2,188,194	4.500	02/01/47		2,302,099
585,015	3.000	04/01/47		582,865

Mortgage-Backed Obligations – (continued)
FNMA – (continued)
501,176	4.000	06/01/47		522,655
2,828,250	3.000	07/01/47		2,817,681
2,282,143	4.500	07/01/47		2,410,415
5,205,394	4.500	11/01/47		5,497,974
1,144,447	4.000	12/01/47		1,195,640
8,416,136	4.500	12/01/47		8,815,539
2,886,016	4.000	01/01/48		3,015,113
7,173,311	4.000	02/01/48		7,484,740
5,278,757	4.000	03/01/48		5,505,127
957,030	4.500	05/01/48		1,020,392
3,822,372	4.000	06/01/48		3,990,966
509,166	4.500	06/01/48		543,990
3,783,613	3.000	07/01/48		3,769,474
5,795,851	4.000	07/01/48		6,039,681
1,422,401	4.500	08/01/48		1,521,129
973,210	4.500	09/01/48		1,036,503
5,692,543	4.500	06/01/51		6,007,141
4,373,555	4.000	08/01/51		4,530,924
911,807	3.500	11/01/51		928,419
5,084,614	4.000	05/01/56		5,268,959
1,539,037	3.500	06/01/56		1,557,559
5,560,659	4.000	07/01/56		5,750,839
3,087,709	3.500	08/01/56		3,129,514
4,946,412	3.500	10/01/56		5,006,018
2,817,078	3.500	01/01/57		2,854,471
4,126,475	4.000	02/01/57		4,267,463
5,000,000	4.000	TBA-30yr	(e)	5,142,317
4,000,000	3.500	TBA-30yr	(e)	4,053,928
4,000,000	3.000	TBA-30yr	(e)	3,977,915

				170,487,433

GNMA – 48.7%
5,178	5.500	07/15/20		5,218
5,149	6.000	04/15/26		5,550
193	6.500	01/15/32		212
1,014	6.500	02/15/32		1,113
375,483	5.500	04/15/33		415,723
5,235	5.000	11/15/33		5,570
959	6.500	08/15/34		1,074
1,308	6.500	02/15/36		1,497
1,612	6.500	03/15/36		1,844
3,242	6.500	04/15/36		3,636
12,011	6.500	05/15/36		13,743
6,445	6.500	06/15/36		7,382
36,338	6.500	07/15/36		41,232
36,642	6.500	08/15/36		41,577
68,371	6.500	09/15/36		77,841
30,297	6.500	10/15/36		34,617
41,377	6.500	11/15/36		46,883
20,535	6.500	12/15/36		23,476
10,384	6.500	01/15/37		11,921
1,727	6.500	03/15/37		1,980
4,759	6.500	04/15/37		5,467
2,785	6.500	05/15/37		3,140
2,689	6.500	08/15/37		3,083
11,523	6.500	09/15/37		13,166

104	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. MORTGAGES FUND

Principal Amount	Interest Rate	Maturity Date		Value

Mortgage-Backed Obligations – (continued)
GNMA – (continued)
$12,306	6.500%	10/15/37		$14,328
5,337	6.500	11/15/37		6,014
2,339	6.500	05/15/38		2,700
2,225	6.500	11/15/38		2,567
2,869	6.500	02/15/39		3,285
376,843	5.000	01/20/40		400,772
420,992	4.500	05/15/40		443,215
291,643	5.000	07/15/40		312,952
169,279	3.500	09/15/42		173,992
9,183,209	4.000	10/20/43		9,566,621
395,751	3.500	02/15/45		405,459
97,297	4.000	05/20/45		100,995
76,745	4.000	07/20/45		79,661
3,617,165	4.000	08/20/45		3,754,622
146,476	4.000	10/20/45		152,042
443,444	4.000	01/20/46		459,880
1,659,510	4.500	03/20/46		1,743,382
8,051,985	4.500	02/20/47		8,431,255
982,043	4.500	03/20/47		1,028,300
16,978,946	4.500	04/20/47		17,778,700
5,694,227	4.500	05/20/47		5,962,440
976,466	4.500	06/20/47		1,022,460
295,813	4.500	07/20/47		308,345
3,006,278	4.500	08/20/47		3,140,366
988,420	5.000	09/20/48		1,033,552
4,922,069	5.000	10/20/48		5,146,814
12,133,517	5.000	11/20/48		12,687,542
4,618,935	4.500	12/20/48		4,808,352
2,979,773	5.000	12/20/48		3,115,831
3,984,898	4.500	01/20/49		4,150,182
22,638,338	5.000	01/20/49		23,672,019
2,992,769	5.000	02/20/49		3,139,685
78,000,000	4.500	TBA-30yr	(e)	80,992,470
22,000,000	3.500	TBA-30yr	(e)	22,475,171
5,000,000	3.000	TBA-30yr	(e)	5,021,977

				222,304,893

TOTAL FEDERAL AGENCIES				$449,209,175

TOTAL MORTGAGE-BACKED OBLIGATIONS
(Cost $485,869,102)				$489,013,240

Asset-Backed Securities – 13.2%
Collateralized Loan Obligations(b)(d) – 4.0%
Arbor Realty Commercial Real Estate Notes Ltd. Series 2018-FL1, Class A (1M USD LIBOR + 1.150%)
$1,300,000	3.639%	06/15/28		$1,297,574
Battalion CLO Ltd. Series 2018-12A, Class A1 (3M USD LIBOR + 1.070%)
800,000	3.710	05/17/31		784,190
Cedar Funding V CLO Ltd. Series 2016-5A, Class A1R (3M USD LIBOR + 1.100%)
4,510,000	3.549	07/17/31		4,470,691
Cutwater Ltd. Series 2014-1A, Class A1AR (3M USD LIBOR + 1.250%)
1,015,103	3.686	07/15/26		1,015,131

Asset-Backed Securities – (continued)
Collateralized Loan Obligations(b)(d) – (continued)
Madison Park Funding XII Ltd. Series 2014-12A, Class AR (3M USD LIBOR + 1.260%)
1,217,189	3.729	07/20/26		1,217,238
Magnetite XVI Ltd. Series 2015-16A, Class AR (3M USD LIBOR + 0.800%)
1,500,000	3.245	01/18/28		1,490,864
OCP CLO Ltd. Series 2014-5A, Class A1R (3M USD LIBOR + 1.080%)
1,600,000	3.588	04/26/31		1,578,552
Ready Capital Mortgage Financing LLC Series 2018-FL2, Class A (1M USD LIBOR + 0.850%)
601,723	3.340	06/25/35		600,537
Sound Point CLO XVIII Ltd. Series 2017-4A, Class A2A (3M USD LIBOR + 1.400%)
850,000	3.869	01/21/31		831,977
Sound Point CLO XVIII Ltd. Series 2017-4A, Class B (3M USD LIBOR + 1.800%)
550,000	4.269	01/21/31		527,412
Thacher Park CLO Ltd. Series 2014-1A, Class AR (3M USD LIBOR + 1.160%)
2,415,978	3.629	10/20/26		2,418,894
York CLO 1 Ltd. Series 2014-1A, Class ARR (3M USD LIBOR + 1.120%)
2,100,000	3.511%	10/22/29		2,088,532

				18,321,592

Credit Card – 0.4%
Citibank Credit Card Issuance Trust Series 2018-A7, Class A7
1,750,000	3.960	10/13/30		1,876,157

Home Equity(b) – 0.0%
Countrywide Home Equity Loan Trust Series 2004-O, Class 1A (1M USD LIBOR + 0.280%)
37,488	2.769	02/15/34		35,370

Student Loan(b) – 8.8%
Academic Loan Funding Trust Series 2013-1, Class A(d) (1M USD LIBOR + 0.800%)
3,748,237	3.290	12/26/44		3,725,341
Brazos Education Loan Authority, Inc. Series 2012-1, Class A1 (1M USD LIBOR + 0.700%)
354,679	3.190	12/26/35		354,057
ECMC Group Student Loan Trust Series 2017-1A, Class A(d) (1M USD LIBOR + 1.200%)
2,943,124	3.690	12/27/66		2,946,796
ECMC Group Student Loan Trust Series 2018-1A, Class A(c)(d) (1M USD LIBOR + 0.750%)
3,989,289	3.240	02/27/68		3,950,608
ECMC Group Student Loan Trust Series 2018-2A, Class A(d) (1M USD LIBOR + 0.800%)
2,302,077	3.310	09/25/68		2,294,150
Education Loan Asset-Backed Trust I Series 2013-1, Class A1(d) (1M USD LIBOR + 0.800%)
414,666	3.290	06/25/26		415,153
Goal Capital Funding Trust Series 2010-1, Class A(d) (3M USD LIBOR + 0.700%)
1,468,261	3.389	08/25/48		1,476,567

The accompanying notes are an integral part of these financial statements.	105

GOLDMAN SACHS U.S. MORTGAGES FUND

Schedule of Investments (continued)

March 31, 2019

Principal Amount	Interest Rate	Maturity Date	Value

Asset-Backed Securities – (continued)
Student Loan(b) – (continued)
Higher Education Funding I Series 2014-1, Class A(d) (3M USD LIBOR + 1.050%)
$1,454,598	3.739%	05/25/34	$1,464,910
Illinois Student Assistance Commission Series 2010-1, Class A3 (3M USD LIBOR + 0.900%)
967,292	3.390	07/25/45	969,704
Montana Higher Education Student Assistance Corp. Series 2012-1, Class A3 (1M USD LIBOR + 1.050%)
950,000	3.530	07/20/43	952,973
Navient Student Loan Trust Series 2016-5A, Class A(d) (1M USD LIBOR + 1.250%)
2,827,682	3.740	06/25/65	2,865,516
Nelnet Student Loan Trust Series 2006-1, Class A6(d) (3M USD LIBOR + 0.450%)
1,700,000	3.103	08/23/36	1,664,286
Nelnet Student Loan Trust Series 2006-2, Class A7(d) (3M Euribor + 0.580%)
2,450,000	3.070	01/26/37	2,400,108
North Carolina State Education Assistance Authority Series 2010-1, Class A1 (3M USD LIBOR + 0.900%)
542,992	3.390	07/25/41	541,866
Panhandle-Plains Higher Education Authority, Inc. Series 2011-1, Class A3 (3M USD LIBOR + 0.950%)
700,000	3.346	10/01/37	702,576
Panhandle-Plains Higher Education Authority, Inc. Series 2011-2, Class A3 (3M USD LIBOR + 0.850%)
1,100,000	3.246	07/01/32	1,103,183
PHEAA Student Loan Trust Series 2011-1A, Class A1(d) (3M USD LIBOR + 1.100%)
1,903,860	3.922	06/25/38	1,932,713
PHEAA Student Loan Trust Series 2014-3A, Class A(d) (1M USD LIBOR + 0.590%)
4,228,547	3.080	08/25/40	4,188,851
PHEAA Student Loan Trust Series 2016-1A, Class A(d) (1M USD LIBOR + 1.150%)
1,013,016	3.640	09/25/65	1,029,175
PHEAA Student Loan Trust Series 2016-2A, Class A(d) (1M USD LIBOR + 0.950%)
1,132,677	3.440	11/25/65	1,136,998
South Carolina Student Loan Corp. Series 2010-1, Class A3 (3M USD LIBOR + 1.050%)
1,850,000	3.540	10/27/36	1,867,871
Utah State Board of Regents Series 2016-1, Class A (1M USD LIBOR + 0.750%)
2,141,115	3.240	09/25/56	2,132,994

			40,116,396

TOTAL ASSET-BACKED SECURITIES
(Cost $60,239,676)			$60,349,515

Municipal Debt Obligation(b)(c) – 0.3%
New Hampshire – 0.3%
New Hampshire Higher Education Loan Corp. Series 2011-1, Class A3 (3M USD LIBOR + 0.850%)
$1,150,000	3.621%	10/25/37	$1,157,717
(Cost $1,140,435)

Shares	Dividend Rate	Value

Investment Company(f) – 4.0%
Goldman Sachs Financial Square Government Fund – Institutional Shares
18,368,741	2.437%	$18,368,741
(Cost $18,368,741)

TOTAL INVESTMENTS – 124.6%
(Cost $565,617,954)		$568,889,213

LIABILITIES IN EXCESS OF OTHER ASSETS – (24.6)%		(112,144,126)

NET ASSETS – 100.0%		$456,745,087

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Security with a notional or nominal principal amount. The actual effective yield of this security is different than the stated interest rate.

(b)	Variable rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect on March 31, 2019.

(c)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.

(d)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(e)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total market value of TBA securities (excluding forward sales contracts, if any) amounts to $121,663,778, which represents approximately 26.6% of the Fund’s net assets as of March 31, 2019.

(f)	Represents an affiliated issuer.

Currency Abbreviations:
USD	—U.S. Dollar

Investment Abbreviations:
CLO	—Collateralized Loan Obligation
CMT	—Constant Maturity Treasury Indexes
COF	—Cost of Funds
FHLMC	—Federal Home Loan Mortgage Corp.
FNMA	—Federal National Mortgage Association
GNMA	—Government National Mortgage Association
LIBOR	—London Interbank Offered Rate
LLC	—Limited Liability Company
MTA	—Monthly Treasury Average
PI	—Private Investment
REMIC	—Real Estate Mortgage Investment Conduit
STRIPS	—Separate Trading of Registered Interest and Principal of Securities

106	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. MORTGAGES FUND

ADDITIONAL INVESTMENT INFORMATION

FORWARD SALES CONTRACTS — At March 31, 2019, the Fund had the following forward sales contracts:

Description	Interest Rate	Maturity Date(a)	Settlement Date	Principal Amount	Value
FNMA	4.000%	TBA-30yr	05/13/19	$(30,000,000)	$(30,828,120)
FNMA	4.500	TBA-30yr	04/10/19	(10,000,000)	(10,418,863)
GNMA	4.000	TBA-30yr	04/17/19	(10,000,000)	(10,325,223)
GNMA	4.000	TBA-30yr	05/21/19	(3,000,000)	(3,094,872)
GNMA	5.000	TBA-30yr	04/17/19	(10,000,000)	(10,446,094)

TOTAL (Proceeds Receivable: $64,804,766)					$(65,113,172)

(a)	TBA (To Be Announced) Securities are purchased or sold on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned.

FUTURES CONTRACTS — At March 31, 2019, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
Ultra 10 Year U.S. Treasury Notes	34	06/19/19	$4,514,562	$87,657
5 Year U.S. Treasury Notes	333	06/28/19	38,570,766	302,314
10 Year U.S. Treasury Notes	26	06/19/19	3,229,688	1,983
20 Year U.S. Treasury Bonds	88	06/19/19	13,169,750	296,970

Total				$688,924
Short position contracts:
Eurodollars	(5)	06/17/19	(1,218,188)	6,804
Eurodollars	(77)	12/16/19	(18,782,225)	(59,489)
Ultra Long U.S. Treasury Bonds	(18)	06/19/19	(3,024,000)	(57,274)
2 Year U.S. Treasury Notes	(7)	06/28/19	(1,491,656)	(4,483)

Total				$(114,442)

TOTAL FUTURES CONTRACTS				$574,482

SWAP CONTRACTS — At March 31, 2019, the Fund had the following swap contracts:

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACT

Payments Made by the Fund	Payments Received by Fund (%)	Termination Date	Notional Amount (000s)(b)	Market Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)

2.218%(a)	3M LIBOR	08/31/23	$9,960	$16,044	$(686)	$16,730

(a)	Payments made quarterly.
(b)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to March 31, 2019.

The accompanying notes are an integral part of these financial statements.	107

GOLDMAN SACHS U.S. MORTGAGES FUND

Schedule of Investments (continued)

March 31, 2019

ADDITIONAL INVESTMENT INFORMATION (continued)

PURCHASED AND WRITTEN OPTIONS CONTRACTS — At March 31, 2019, the Fund had the following purchased and written options:

EXCHANGE TRADED OPTIONS ON FUTURES

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Portfolio	Unrealized Appreciation/ (Depreciation)
Purchased option contracts
Puts
Eurodollar Futures	$97.75	06/15/2020	136	$340,000	$78,200	$68,398	$9,802

OVER-THE-COUNTER INTEREST RATE SWAPTIONS

Description	Counterparty	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Portfolio	Unrealized Appreciation/ (Depreciation)
Purchased option contracts
Calls
6M IRS	JPMorgan Securities, Inc.	$2.625	07/16/2019	3,600,000	$3,600,000	$84,337	$34,775	$49,562
Puts
6M IRS	Citibank NA	2.600	09/30/2019	9,000,000	9,000,000	69,739	60,750	8,989
3M IRS	JPMorgan Securities, Inc.	2.665	06/10/2019	4,400,000	4,400,000	8,998	41,910	(32,912)
3M IRS	JPMorgan Securities, Inc.	3.165	06/10/2019	4,400,000	4,400,000	290	2,640	(2,350)

				17,800,000	$17,800,000	$79,027	$105,300	$(26,273)

Over-the-counter interest rate swaptions				21,400,000	$21,400,000	$163,364	$140,075	$23,289

Total purchased options contracts				21,400,136	21,740,000	241,564	208,473	33,091
Written option contracts
Calls
6M IRS	JPMorgan Securities, Inc.	2.730	07/16/2019	(1,600,000)	(1,600,000)	(68,738)	(31,661)	(37,077)
Puts
6M IRS	Citibank NA	2.850	09/30/2019	(9,000,000)	(9,000,000)	(26,582)	(21,600)	(4,982)
3M IRS	JPMorgan Securities, Inc.	2.915	06/10/2019	(8,800,000)	(8,800,000)	(3,385)	(22,440)	19,055

				(17,800,000)	$(17,800,000)	$(29,967)	$(44,040)	$14,073

Total OTC written option contracts				(19,400,000)	$(19,400,000)	$(98,705)	$(75,701)	$(23,004)

108	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Statements of Assets and Liabilities

March 31, 2019

	Emerging Markets Debt Fund	High Yield Fund	High Yield Floating Rate Fund
Assets:
Investments of unaffiliated issuers, at value (cost $1,552,396,015, $2,162,545,565 and $2,330,940,550)	$1,490,906,915	$2,130,524,434	$2,256,645,766
Investments of affiliated issuers, at value (cost $14,750,424, $109,822,940 and $17,476,345)	14,750,424	109,842,904	17,476,345
Purchased options (cost $424,069, $294,201 and $0)	488,175	338,675	—
Cash	27,215,492	48,575,691	48,207,869
Foreign currencies, at value (cost $244,302, $38,910 and $37,101, respectively)	238,246	38,395	36,146
Unrealized gain on swap contracts	629,403	—	—
Unrealized gain on forward foreign currency exchange contracts	9,452,606	—	677,304
Variation margin on futures contracts	—	138,018	54,131
Variation margin on swap contracts	562,910	297,156	—
Receivables:
Collateral on certain derivative contracts(a)	83,496,509	4,099,829	372,205
Interest and dividends	21,095,245	33,546,910	9,022,914
Fund shares sold	3,207,171	3,242,231	3,150,912
Investments sold	835,209	9,559,196	2,134,149
Upfront payments made on swap contracts	598,002	—	—
Collateral on Reverse Repurchase agreements	323,000	343,000	—
Reimbursement from investment adviser	196,099	90,300	—
Investments sold on an extended-settlement basis	—	3,475,000	93,739,717
Other assets	81,881	143,296	220,384
Total assets	1,654,077,287	2,344,255,035	2,431,737,842

Liabilities:
Reverse Repurchase Agreement, at value	5,005,000	7,452,125	—
Unrealized loss on swap contracts	5,560,951	—	—
Unrealized loss on forward foreign currency exchange contracts	6,489,450	—	40,254
Variation margin on futures	596,692	—	—
Unrealized loss on unfunded loan commitment	—	—	42,686
Payables:
Fund shares redeemed	5,802,481	4,483,034	10,785,262
Investments purchased on an extended — settlement basis	4,216,039	48,636,065	81,600,925
Investments purchased	1,591,853	35,522,829	45,860
Upfront payments received on swap contracts	1,116,113	—	—
Management fees	1,082,390	1,296,934	1,128,903
Income distributions	531,711	412,741	73,089
Distribution and Service fees and Transfer Agency fees	97,612	120,446	63,740
Collateral on certain derivative contracts	—	—	23,854	(b)
Accrued expenses	650,061	257,248	367,609
Total liabilities	32,740,353	98,181,422	94,172,182

Net Assets:
Paid-in capital	1,812,973,145	2,671,014,669	2,679,131,688
Total distributable earnings (loss)	(191,636,211)	(424,941,056)	(341,566,028)
NET ASSETS	$1,621,336,934	$2,246,073,613	$2,337,565,660
Net Assets:
Class A	$61,408,379	$163,354,613	$3,802,121
Class C	21,870,902	15,532,147	1,126,359
Institutional	1,087,406,584	338,502,788	89,464,968
Service	—	10,858,268	—
Investor	103,473,436	18,829,693	1,431,195
Class P	14,907,768	1,604,685,165	2,215,088,782
Class R	—	12,559,542	100,106
Class R6	332,269,865	81,751,397	26,552,129
Total Net Assets	$1,621,336,934	$2,246,073,613	$2,337,565,660
Shares Outstanding $0.001 par value (unlimited number of shares authorized):
Class A	5,035,407	25,858,294	406,391
Class C	1,794,347	2,456,785	120,368
Institutional	89,056,561	53,450,500	9,554,815
Service	—	1,720,694	—
Investor	8,471,904	2,975,284	152,623
Class P	1,221,576	253,404,837	236,329,654
Class R	—	1,989,578	10,700
Class R6	27,212,772	12,888,280	2,833,751
Net asset value, offering and redemption price per share:(c)
Class A	$12.20	$6.32	$9.36
Class C	12.19	6.32	9.36
Institutional	12.21	6.33	9.36
Service	—	6.31	—
Investor	12.21	6.33	9.38
Class P	12.20	6.33	9.37
Class R	—	6.31	9.36
Class R6	12.21	6.34	9.37

(a)	Segregated for initial margin and/or collateral as follows:

Fund	Futures	Swaps	Forwards
Emerging Markets Debt	$4,692,712	$61,313,797	$17,490,000
High Yield	606,011	3,493,818	—

High Yield Floating Rate	252,205	—	120,000

(b)	Segregated for initial margin and/or collateral on swaps contracts transactions of $23,854.
(c)	Maximum public offering price per share for Class A Shares of Emerging Markets Debt, High Yield, and High Yield Floating Rate Funds is $12.77, $6.62 and $9.58, respectively. At redemption, Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value ("NAV") or the original purchase price of the shares.

The accompanying notes are an integral part of these financial statements.	109

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Statements of Assets and Liabilities (continued)

March 31, 2019

	Investment Grade Credit Fund	Local Emerging Markets Debt Fund	U.S. Mortgages Fund
Assets:
Investments of unaffiliated issuers, at value (cost $457,769,863, $184,228,703 and $547,249,213)	$466,837,646	$171,061,350	$550,520,472
Investments of affiliated issuers, at value (cost $6,402,136, $13,273,080 and $18,368,741)	6,402,136	13,273,080	18,368,741
Purchased options (cost $62,936, $46,952 and $208,473)	72,450	54,050	241,564
Cash	7,243,458	4,368,348	7,046,366
Foreign currencies, at value (cost $310, $602,516 and $0, respectively)	—	609,029	—
Unrealized gain on swap contracts	—	140,739	—
Unrealized gain on forward foreign currency exchange contracts	55,500	1,503,353	—
Unrealized gain on non-deliverable bond forwards contracts	—	22,189	—
Variation margin on futures contracts	—	24,432	—
Variation margin on swap contracts	119,051	8,840	19,277
Receivables:
Investments sold	4,664,415	2,685,120	3,613,872
Investments sold on an extended-settlement basis	480,976	—	128,733,281
Interest and dividends	4,550,530	3,416,229	1,461,806
Collateral on certain derivative contracts(a)	3,980,933	7,506,841	973,796
Upfront payments made on swap contracts	—	59,159	—
Fund shares sold	116,340	2,794	737,422
Reimbursement from investment adviser	79,786	152,109	64,141
Due from broker — upfront payment	—	117,236	—
Other assets	59,937	62,069	60,323
Total assets	494,663,158	205,066,967	711,841,061

Liabilities:
Forward sale contracts, at value (proceeds receivable $0, $0 and $64,804,766, respectively)	—	—	65,113,172
Written option contracts, at value (premium received $0, $0 and $75,701, respectively)	—	—	98,705
Unrealized loss on swap contracts	—	792,615	—
Unrealized loss on forward foreign currency exchange contracts	—	1,804,828	—
Variation margin on futures contracts	10,353	—	117,531
Payables:
Collateral on certain derivative contracts and other investments	—	—	250,000	(b)
Investments purchased	9,134,565	6,977,802	3,571,115
Investments purchased on an extended — settlement basis	6,908,068	788,368	184,899,945
Fund shares redeemed	571,649	455,508	480,603
Management fees	131,121	133,299	146,978
Income distributions	79,161	4,143	84,444
Distribution and Service fees and Transfer Agency fees	14,728	11,218	16,733
Upfront payments received on swap contracts	—	12,723	—
Accrued expenses	171,681	487,470	316,748
Total liabilities	17,021,326	11,467,974	255,095,974

Net Assets:
Paid-in capital	471,517,802	365,745,048	470,990,689
Total distributable earnings (loss)	6,124,030	(172,146,055)	(14,245,602)
NET ASSETS	$477,641,832	$193,598,993	$456,745,087
Net Assets:
Class A	$7,895,301	$5,465,432	$31,393,834
Class C	—	4,457,124	—
Institutional	40,547,808	32,419,015	34,027,122
Separate Account Institutional	228,691,747	—	215,647,235
Investor	3,163,971	6,056,650	152,714,594
Class P	196,668,134	52,263,386	8,574,954
Class R6	674,871	92,937,386	14,387,348
Total Net Assets	$477,641,832	$193,598,993	$456,745,087
Shares Outstanding $0.001 par value (unlimited number of shares authorized):
Class A	861,514	949,264	3,049,828
Class C	—	775,172	—
Institutional	4,422,531	5,651,302	3,297,870
Separate Account Institutional	24,936,914	—	20,945,334
Investor	345,035	1,054,684	14,798,033
Class P	21,460,439	9,103,378	831,301
Class R6	73,607	16,195,086	1,393,929
Net asset value, offering and redemption price per share:(c)
Class A	$9.16	$5.76	$10.29
Class C	—	5.75	—
Institutional	9.17	5.74	10.32
Separate Account Institutional	9.17	—	10.30
Investor	9.17	5.74	10.32
Class P	9.16	5.74	10.32
Class R6	9.17	5.74	10.32

(a)	Segregated for initial margin and/or collateral as follows:

Fund	Futures	Swaps	Forwards
Investment Grade Credit	$632,000	$3,348,933	$—
Local Emerging Markets Debt	277,008	1,749,833	5,480,000

U.S. Mortgages	820,000	153,796	—

(b)	Segregated for initial margin and/or collateral on TBA transactions of $250,000.
(c)	Maximum public offering price per share for Class A Shares of Investment Grade Credit, Local Emerging Markets Debt, and U.S. Mortgages Funds is $9.52, $6.03 and $10.69, respectively. At redemption, Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value ("NAV") or the original purchase price of the shares.

110	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Statements of Operations

For the Fiscal Year Ended March 31, 2019

	Emerging Markets Debt Fund	High Yield Fund	High Yield Floating Rate Fund
Investment income:

Interest (net of foreign withholding taxes of $10,944, $0 and $1,359, respectively)	$127,518,357	$151,659,884	$195,982,073
Dividends — affiliated issuers	851,094	720,442	3,185,966
Dividends — unaffiliated issuers (net of foreign withholding taxes of $0, $4,432 and $0, respectively)	—	2,007,390	3,090,819
Total investment income	128,369,451	154,387,716	202,258,858

Expenses:

Management fees	16,896,762	16,733,732	20,011,411
Transfer Agency fees(a)	1,022,596	1,057,334	1,229,582
Custody, accounting and administrative services	570,676	270,682	983,617
Distribution and Service fees(a)	458,113	724,631	26,955
Printing and mailing costs	412,821	201,827	159,466
Professional fees	223,569	135,945	177,781
Registration fees	151,625	230,975	299,973
Prime Broker Fees	61,179	—	2,561
Trustee fees	19,442	19,466	22,589
Dividend expense on short positions	—	29,852	—
Service Share fees — Service Plan	—	27,074	—
Service Share fees — Shareholder Administration Plan	—	27,074	—

Other	96,712	101,089	121,803
Total expenses	19,913,495	19,559,681	23,035,738
Less — expense reductions	(1,032,503)	(542,023)	(273,980)
Net expenses	18,880,992	19,017,658	22,761,758
NET INVESTMENT INCOME	109,488,459	135,370,058	179,497,100

Realized and unrealized gain (loss):

Net realized gain (loss) from:
Investments — unaffiliated issuers	(93,097,049)	(32,205,279)	(96,210,647)
Investment — affiliated issuers	—	8,087	(12,974)
Futures contracts	6,857,703	(456,919)	(2,221,315)
Swap contracts	(14,063,639)	2,307,740	402,277
Forward foreign currency exchange contracts	8,472,924	—	4,086,950
Foreign currency transactions	(5,852,535)	(346)	(695,492)
Net change in unrealized gain (loss) on:
Investments — unaffiliated issuers	(53,306,147)	20,061,475	(44,533,323)
Investments — affiliated issuers	—	28,184	(7,458)
Purchased options	(189,143)	(146,174)	—
Futures contracts	1,155,789	2,320,079	736,775
Unfunded loan commitment	—	—	(42,686)
Swap contracts	5,059,186	598,787	1,067,072
Forward foreign currency exchange contracts	4,291,887	—	860,258
Foreign currency translation	(198,049)	(691)	168,332
Net realized and unrealized loss	(140,869,073)	(7,485,057)	(136,402,231)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(31,380,614)	$127,885,001	$43,094,869

(a)	Class specific Distribution and/or Service and Transfer Agency fees were as follows:

	Distribution and/or Service Fees			Transfer Agency Fees
Fund	Class A	Class C	Class R	Class A	Class C	Institutional	Service	Investor	Class P(b)	Class R	Class R6
Emerging Markets Debt	$192,081	$266,032	$—	$99,882	$34,584	$603,890	$—	$166,290	$4,330	$—	$113,620
High Yield	424,511	234,860	65,260	220,746	30,532	391,600	4,331	28,380	334,683	16,968	30,094
High Yield Floating Rate	10,833	15,780	342	5,633	2,052	453,392	—	4,810	726,109	89	37,497

(b)	Class P Shares commenced operations on April 20, 2018.

The accompanying notes are an integral part of these financial statements.	111

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Statements of Operations (continued)

For the Fiscal Year Ended March 31, 2019

	Investment Grade Credit Fund	Local Emerging Markets Debt Fund	U.S. Mortgages Fund
Investment income:

Interest (net of foreign withholding taxes of $10, $165,095 and $0, respectively)	$15,230,498	$18,776,453	$14,598,492
Dividends — affiliated issuers	60,981	347,683	507,253
Total investment income	15,291,479	19,124,136	15,105,745

Expenses:

Management fees	1,327,327	2,197,350	1,606,320
Custody, accounting and administrative services	143,191	410,707	270,874
Transfer Agency fees(a)	137,559	112,403	339,197
Professional fees	124,251	225,628	126,318
Registration fees	87,225	105,137	104,299
Printing and mailing costs	56,326	70,798	106,704
Distribution and Service fees(a)	20,839	67,589	92,764
Trustee fees	16,354	16,192	16,523
Prime Broker Fees	—	20,537	—

Other	33,829	37,118	33,053
Total expenses	1,946,901	3,263,459	2,696,052
Less — expense reductions	(450,101)	(698,538)	(354,108)
Net expenses	1,496,800	2,564,921	2,341,944
NET INVESTMENT INCOME	13,794,679	16,559,215	12,763,801

Realized and unrealized gain (loss):

Net realized gain (loss) from:
Investments — unaffiliated issuers	(2,594,468)	(32,369,416)	(3,635,628)
Purchased options	—	—	44,279
Futures contracts	(419,024)	5,410	1,320,647
Written options	—	—	49,934
Swap contracts	205,610	3,029	(175,036)
Non-deliverable bond forward contracts	—	32,014	—
Forward foreign currency exchange contracts	350,912	(9,761,603)	—
Foreign currency transactions	(50,945)	(1,430,277)	—
Net change in unrealized gain (loss) on:
Investments — unaffiliated issuers	9,207,281	(20,988,255)	7,589,367
Purchased options	(13,250)	(21,357)	(3,490)
Futures contracts	629,354	505	(145,881)
Non-deliverable bond forward contracts	—	22,189	—
Written options	—	—	(8,575)
Swap contracts	351,201	1,017,106	116,805
Forward foreign currency exchange contracts	56,664	(433,592)	—
Foreign currency translation	(247)	20,425	—
Net realized and unrealized gain (loss)	7,723,088	(63,903,822)	5,152,422
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$21,517,767	$(47,344,607)	$17,916,223

(a)	Class specific Distribution and/or Service and Transfer Agency fees were as follows:

	Distribution and/or Service Fees		Transfer Agency Fees
Fund	Class A	Class C	Class A	Class C	Institutional	Separate Account Institutional	Investor	Class P(b)	Class R
Investment Grade Credit	$20,839	$—	$10,836	$—	$26,947	$70,460	$5,387	$23,886	$43
Local Emerging Markets Debt	14,541	53,048	7,561	6,896	43,165	—	10,517	13,483	30,781
U.S. Mortgages	92,764	—	48,237	—	16,383	68,870	201,631	1,945	2,131

(b)	Class P Shares commenced operations on April 20, 2018.

112	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Statements of Changes in Net Assets

	Emerging Markets Debt Fund				High Yield Fund
	For the Fiscal Year Ended March 31, 2019		For the Fiscal Year Ended March 31, 2018		For the Fiscal Year Ended March 31, 2019		For the Fiscal Year Ended March 31, 2018
From operations:

Net investment income	$109,488,459		$106,157,635		$135,370,058		$181,284,778

Net realized loss	(97,682,596)		(9,451,651)		(30,346,717)		(14,299,060)
Net change in unrealized gain (loss)	(43,186,477)		(15,384,656)		22,861,660		(99,403,790)
Net increase (decrease) in net assets resulting from operations	(31,380,614)		81,321,328		127,885,001		67,581,928

Distributions to shareholders:

From distributable earnings:

Class A Shares	(3,251,779)		(4,308,701	)(a)	(9,137,033)		(10,241,773	)(a)

Class C Shares	(940,950)		(1,177,882	)(a)	(1,074,945)		(1,676,859	)(a)

Institutional Shares	(68,693,948)		(88,544,473	)(a)	(54,311,318)		(161,342,858	)(a)

Service Shares	—		—		(559,792)		(563,487	)(a)

Investor Shares	(5,704,684)		(5,693,368	)(a)	(1,227,007)		(1,604,817	)(a)

Class P Shares(b)	(652,733)		—		(64,282,628)		—

Class R Shares	—		—		(669,342)		(681,938	)(a)

Class R6 Shares	(17,083,867)		(2,591,065	)(a)	(5,644,007)		(3,902,672	)(a)
Return of capital:

Class A Shares	(281,102)		—		—		—
Class C Shares	(81,341)		—		—		—
Institutional Shares	(5,938,301)		—		—		—
Investor Shares	(493,146)		—		—		—
Class P Shares(b)	(56,426)		—		—		—
Class R6 Shares	(1,476,828)		—		—		—

Total distributions to shareholders	(104,655,105)		(102,315,489)		(136,906,072)		(180,014,404)

From share transactions:

Proceeds from sales of shares	1,078,015,155		1,530,129,611		2,198,026,602		713,721,586

Reinvestment of distributions	95,153,618		87,912,113		129,653,823		166,715,961

Cost of shares redeemed	(2,010,668,188	)(c)	(908,618,230	)(c)	(3,068,907,774	)(d)	(1,723,613,963	)(d)

Net increase (decrease) in net assets resulting from share transactions	(837,499,415)		709,423,494		(741,227,349)		(843,176,416)

TOTAL INCREASE (DECREASE)	(973,535,134)		688,429,333		(750,248,420)		(955,608,892)

Net assets(e):
Beginning of year	2,594,872,068		1,906,442,735		2,996,322,033		3,951,930,925

End of year	$1,621,336,934		$2,594,872,068		$2,246,073,613		$2,996,322,033

(a)	Prior year information has been revised to conform to current year presentation. Distributions to shareholders for Emerging Markets Debt and High Yield Funds consisted solely of net investment income for the fiscal year ended March 31, 2018.
(b)	Class P Shares commenced operations on April 20, 2018.
(c)	Net of $53,625 and $ 33,573 of redemption fees for Emerging Markets Debt Fund for the fiscal year ended March 31, 2019 and the fiscal year ended March 31, 2018, respectively.
(d)	Net of $150,501 and $270,211 of redemption fees for the High Yield Fund for the fiscal year ended March 31, 2019 and the fiscal year ended March 31, 2018, respectively.
(e)	Prior year information has been revised to conform with current year presentation. Undistributed (distributions in excess of) net investment income was $(15,228,141) and $2,991,555 for the Emerging Markets Debt and High Yield Funds, respectively as of March 31, 2018.

The accompanying notes are an integral part of these financial statements.	113

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Statements of Changes in Net Assets (continued)

	High Yield Floating Rate Fund			Investment Grade Credit Fund
	For the Fiscal Year Ended March 31, 2019	For the Fiscal Year Ended March 31, 2018		For the Fiscal Year Ended March 31, 2019	For the Fiscal Year Ended March 31, 2018
From operations:

Net investment income	$179,497,100	$171,330,204		$13,794,679	$13,247,793

Net realized gain (loss)	(94,651,201)	(80,280,932)		(2,507,915)	3,556,879
Net change in unrealized gain (loss)	(41,751,030)	47,714,196		10,231,003	(5,922,920)
Net increase in net assets resulting from operations	43,094,869	138,763,468		21,517,767	10,881,752

Distributions to shareholders:

From distributable earnings:

Class A Shares	(198,718)	(186,589	)(a)	(271,279)	(511,079	)(a)

Class C Shares	(59,269)	(76,898	)(a)	—	—

Institutional Shares	(51,349,191)	(166,701,916	)(a)	(2,380,003)	(5,107,958	)(a)

Separate Account Institutional	—	—		(8,328,590)	(7,604,690	)(a)

Investor Shares	(173,791)	(146,731	)(a)	(145,640)	(142,427	)(a)

Class P Shares(b)	(122,306,692)	—		(2,907,036)	—

Class R Shares	(3,012)	(1,270	)(a)	—	—

Class R6 Shares	(5,832,268)	(601,948	)(c)	(5,356)	(478	)(c)

Return of capital	—	—		—	—

Class A Shares	—	(2,391)		—	—

Class C Shares	—	(986)		—	—

Institutional Shares	—	(2,136,425)		—	—

Investor Shares	—	(1,880)		—	—

Class R Shares	—	(16)		—	—

Class R6 Shares	—	(7,715	)(c)	—	—

Total distributions to shareholders	(179,922,941)	(169,864,765)		(14,037,904)	(13,366,632)

From share transactions:

Proceeds from sales of shares	4,483,776,377	1,402,104,424		258,238,698	111,286,655

Reinvestment of distributions	176,798,534	168,926,308		13,107,711	12,689,574
Cost of shares redeemed	(6,315,994,378)	(1,320,617,241)		(213,136,398)	(138,316,654)

Net increase (decrease) in net assets resulting from share transactions	(1,655,419,467)	250,413,491		58,210,011	(14,340,425)

TOTAL INCREASE (DECREASE)	(1,792,247,539)	219,312,194		65,689,874	(16,825,305)

Net assets(d):
Beginning of year	4,129,813,199	3,910,501,005		411,951,958	428,777,263

End of year	$2,337,565,660	$4,129,813,199		$477,641,832	$411,951,958

(a)	Prior year information has been revised to conform to current year presentation. Distributions to shareholders for High Yield Floating Rate and Investment Grade Credit Funds consisted solely of net investment income for the fiscal year ended March 31, 2018.
(b)	Class P Shares commenced operations on April 20, 2018.
(c)	Class R6 Shares commenced operations on November 30, 2017.
(d)	Prior year information has been revised to conform with current year presentation. Undistributed (distributions in excess of) net investment income was $(185,331) and $326,739 for the High Yield Floating Rate and Investment Grade Credit Funds, respectively as of March 31, 2018.

114	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Statements of Changes in Net Assets (continued)

	Local Emerging Markets Debt Fund				U.S. Mortgages Fund
	For the Fiscal Year Ended March 31, 2019		For the Fiscal Year Ended March 31, 2018		For the Fiscal Year Ended March 31, 2019	For the Fiscal Year Ended March 31, 2018
From operations:

Net investment income	$16,559,215		$17,108,065		$12,763,801	$8,252,283

Net realized loss	(43,520,843)		(18,872,717)		(2,395,804)	(3,845,838)
Net change in unrealized gain (loss)	(20,382,979)		41,711,591		7,548,226	(3,878,968)
Net increase (decrease) in net assets resulting from operations	(47,344,607)		39,946,939		17,916,223	527,477

Distributions to shareholders:

From distributable earnings:

Class A Shares	—		—		(1,009,234)	(845,502	)(a)

Class C Shares	—		—		—	—

Institutional Shares	—		—		(1,253,097)	(1,725,183	)(a)

Separate Account Institutional	—		—		(7,022,677)	(5,644,645	)(a)

Investor Shares	—		—		(4,678,056)	(3,547,313	)(a)

Class P Shares(b)	—		—		(206,554)	—

Class R6 Shares	—		—		(227,280)	(100,047	)(c)

Return of capital

Class A Shares	(297,854)		(460,020)		—	(14,728)

Class C Shares	(231,191)		(300,844)		—	—

Institutional Shares	(6,123,840)		(15,603,159)		—	(30,052)

Separate Account Institutional	—		—		—	(98,329)

Investor Shares	(438,209)		(401,902)		—	(61,794)

Class P Shares(b)	(2,303,744)		—		—	—

Class R6 Shares	(5,408,241)		(399,831	)(c)	—	(1,743	)(c)

Total distributions to shareholders	(14,803,079)		(17,165,756)		(14,396,898)	(12,069,336)

From share transactions:

Proceeds from sales of shares	251,065,221		174,651,473		189,959,043	190,110,099

Reinvestment of distributions	14,423,675		16,826,351		13,289,593	11,478,938

Cost of shares redeemed	(337,480,402	)(d)	(241,718,437	)(d)	(236,651,245)	(176,960,473)

Net increase (decrease) in net assets resulting from share transactions	(71,991,506)		(50,240,613)		(33,402,609)	24,628,564

TOTAL INCREASE (DECREASE)	(134,139,192)		(27,459,430)		(29,883,284)	13,086,705

Net assets(e):
Beginning of year	327,738,185		355,197,615		486,628,371	473,541,666

End of year	$193,598,993		$327,738,185		$456,745,087	$486,628,371

(a)	Prior year information has been revised to conform to current year presentation. Distributions to shareholders for Local Emerging Markets Debt and U.S. Mortgages Funds consisted solely of net investment income for the fiscal year ended March 31, 2018.
(b)	Class P Shares commenced operations on April 20, 2018.
(c)	Class R6 Shares commenced operations on November 30, 2017.
(d)	Net of $5,621 and $3,655 of redemption fees for the Local Emerging Markets Debt Fund for the fiscal year ended March 31, 2019 and the fiscal year ended March 31, 2018, respectively.
(e)	Prior year information has been revised to conform with current year presentation. Undistributed (distributions in excess of) net investment income was $(12,022,304) and $(45,171) for the Local Emerging Markets Debt and U.S. Mortgages Funds, respectively as of March 31, 2018.

The accompanying notes are an integral part of these financial statements.	115

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Financial Highlights

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Emerging Markets Debt Fund
	Class A Shares
	Year Ended March 31,
	2019	2018	2017	2016	2015
Per Share Data

Net asset value, beginning of year	$12.67	$12.73	$12.25	$12.33	$12.40

Net investment income(a)	0.58	0.56	0.60	0.61	0.52

Net realized and unrealized gain (loss)	(0.51)	(0.08)	0.46	(0.09)	(0.07)

Total from investment operations	0.07	0.48	1.06	0.52	0.45

Distributions to shareholders from net investment income	(0.50)	(0.54)	(0.58)	(0.60)	(0.52)

Distributions to shareholders from capital	(0.04)	—	—	—	—

Total distributions	(0.54)	(0.54)	(0.58)	(0.60)	(0.52)

Net asset value, end of year	$12.20	$12.67	$12.73	$12.25	$12.33

Total return(b)	0.77%	3.75%	8.79%	4.43%	3.60%

Net assets, end of year (in 000s)	$61,408	$105,098	$103,548	$109,830	$94,832

Ratio of net expenses to average net assets	1.20%	1.20%	1.23%	1.23%	1.24%

Ratio of total expenses to average net assets	1.24%	1.23%	1.24%	1.27%	1.25%

Ratio of net investment income to average net assets	4.84%	4.32%	4.73%	5.02%	4.17%

Portfolio turnover rate(c)	80%	70%	89%	99%	113%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

116	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Emerging Markets Debt Fund
	Class C Shares
	Year Ended March 31,
	2019	2018	2017	2016	2015
Per Share Data

Net asset value, beginning of year	$12.67	$12.72	$12.24	$12.33	$12.39

Net investment income(a)	0.48	0.46	0.50	0.51	0.43

Net realized and unrealized gain (loss)	(0.51)	(0.07)	0.47	(0.09)	(0.07)

Total from investment operations	(0.03)	0.39	0.97	0.42	0.36

Distributions to shareholders from net investment income	(0.41)	(0.44)	(0.49)	(0.51)	(0.42)

Distributions to shareholders from capital	(0.04)	—	—	—	—

Total distributions	(0.45)	(0.44)	(0.49)	(0.51)	(0.42)

Net asset value, end of year	$12.19	$12.67	$12.72	$12.24	$12.33

Total return(b)	(0.06)%	3.07%	7.98%	3.57%	2.92%

Net assets, end of year (in 000s)	$21,871	$34,848	$32,597	$27,645	$30,935

Ratio of net expenses to average net assets	1.95%	1.95%	1.98%	1.98%	1.99%

Ratio of total expenses to average net assets	1.99%	1.98%	1.99%	2.02%	2.00%

Ratio of net investment income to average net assets	4.08%	3.60%	3.94%	4.26%	3.42%

Portfolio turnover rate(c)	80%	70%	89%	99%	113%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	117

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Emerging Markets Debt Fund
	Institutional Shares
	Year Ended March 31,
	2019	2018	2017	2016	2015
Per Share Data

Net asset value, beginning of year	$12.69	$12.74	$12.26	$12.35	$12.41

Net investment income(a)	0.62	0.60	0.63	0.64	0.57

Net realized and unrealized gain (loss)	(0.52)	(0.07)	0.47	(0.08)	(0.07)

Total from investment operations	0.10	0.53	1.10	0.56	0.50

Distributions to shareholders from net investment income	(0.53)	(0.58)	(0.62)	(0.65)	(0.56)

Distributions to shareholders from capital	(0.05)	—	—	—	—

Total distributions	(0.58)	(0.58)	(0.62)	(0.65)	(0.56)

Net asset value, end of year	$12.21	$12.69	$12.74	$12.26	$12.35

Total return(b)	1.04%	4.18%	9.15%	4.70%	4.04%

Net assets, end of year (in 000s)	$1,087,407	$1,984,662	$1,656,148	$895,309	$1,566,532

Ratio of net expenses to average net assets	0.86%	0.86%	0.89%	0.89%	0.90%

Ratio of total expenses to average net assets	0.90%	0.89%	0.90%	0.93%	0.91%

Ratio of net investment income to average net assets	5.18%	4.65%	4.95%	5.30%	4.52%

Portfolio turnover rate(c)	80%	70%	89%	99%	113%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

118	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Emerging Markets Debt Fund
	Investor Shares
	Year Ended March 31,
	2019	2018	2017	2016	2015
Per Share Data

Net asset value, beginning of year	$12.69	$12.74	$12.26	$12.35	$12.41

Net investment income(a)	0.61	0.58	0.61	0.64	0.56

Net realized and unrealized gain (loss)	(0.52)	(0.06)	0.48	(0.09)	(0.07)

Total from investment operations	0.09	0.52	1.09	0.55	0.49

Distributions to shareholders from net investment income	(0.52)	(0.57)	(0.61)	(0.64)	(0.55)

Distributions to shareholders from capital	(0.05)	—	—	—	—

Total distributions	(0.57)	(0.57)	(0.61)	(0.64)	(0.55)

Net asset value, end of year	$12.21	$12.69	$12.74	$12.26	$12.35

Total return(b)	0.95%	4.09%	9.05%	4.60%	3.94%

Net assets, end of year (in 000s)	$103,473	$175,664	$85,556	$16,927	$14,423

Ratio of net expenses to average net assets	0.95%	0.95%	0.98%	0.98%	0.99%

Ratio of total expenses to average net assets	0.99%	0.98%	0.99%	1.02%	1.00%

Ratio of net investment income to average net assets	5.09%	4.51%	4.79%	5.26%	4.41%

Portfolio turnover rate(c)	80%	70%	89%	99%	113%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	119

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout The Period

	Goldman Sachs Emerging Markets Debt Fund
	Class P Shares
	Period Ended March 31, 2019(a)
Per Share Data

Net asset value, beginning of period	$12.59

Net investment income(b)	0.55

Net realized and unrealized loss	(0.40)

Total from investment operations	0.15

Distributions to shareholders from net investment income	(0.50)

Distributions to shareholders from return of capital	(0.04)

Total distributions	(0.54)

Net asset value, end of period	$12.20

Total return(c)	1.46%

Net assets, end of year (in 000s)	$14,908

Ratio of net expenses to average net assets	0.85	%(d)

Ratio of total expenses to average net assets	0.91	%(d)

Ratio of net investment income to average net assets	5.00	%(d)

Portfolio turnover rate(e)	80%

(a)	Commenced operations on April 20, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

120	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Emerging Markets Debt Fund
	Class R6 Shares
	Year Ended March 31,			Period Ended March 31, 2016(a)
	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$12.69	$12.74	$12.26	$12.18

Net investment income(b)	0.60	0.60	0.60	0.46

Net realized and unrealized gain (loss)	(0.50)	(0.07)	0.51	0.06

Total from investment operations	0.10	0.53	1.11	0.52

Distributions to shareholders from net investment income	(0.53)	(0.58)	(0.63)	(0.44)

Distributions to shareholders from capital	(0.05)	—	—	—

Total distributions	(0.58)	(0.58)	(0.63)	(0.44)

Net asset value, end of year	$12.21	$12.69	$12.74	$12.26

Total return(c)	1.05%	4.20%	9.17%	4.41%

Net assets, end of year (in 000s)	$332,270	$294,599	$28,593	$458

Ratio of net expenses to average net assets	0.85%	0.84%	0.87%	0.87	%(d)

Ratio of total expenses to average net assets	0.90%	0.89%	0.88%	0.92	%(d)

Ratio of net investment income to average net assets	5.10%	4.67%	4.76%	5.84	%(d)

Portfolio turnover rate(e)	80%	70%	89%	99%

(a)	Commenced operations on July 31, 2015.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	121

GOLDMAN SACHS HIGH YIELD FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs High Yield Fund
	Class A Shares
	Year Ended March 31,
	2019	2018	2017	2016	2015
Per Share Data

Net asset value, beginning of year	$6.34	$6.57	$6.02	$6.80	$7.23

Net investment income(a)	0.33	0.33	0.34	0.35	0.37

Net realized and unrealized gain (loss)	(0.01)	(0.24)	0.55	(0.77)	(0.28)

Total from investment operations	0.32	0.09	0.89	(0.42)	0.09

Distributions to shareholders from net investment income	(0.34)	(0.32)	(0.34)	(0.34)	(0.38)

Distributions to shareholders from net realized gains	—	—	—	—	(0.14)

Distributions to shareholders from return of capital	—	—	—	(0.02)	— (b)

Total distributions	(0.34)	(0.32)	(0.34)	(0.36)	(0.52)

Net asset value, end of year	$6.32	$6.34	$6.57	$6.02	$6.80

Total return(c)	5.20%	1.37%	15.06%	(6.33)%	1.21%

Net assets, end of year (in 000s)	$163,355	$179,807	$232,572	$340,534	$483,328

Ratio of net expenses to average net assets	1.04%	1.05%	1.07%	1.05%	1.06%

Ratio of total expenses to average net assets	1.11%	1.08%	1.07%	1.06%	1.06%

Ratio of net investment income to average net assets	5.31%	5.00%	5.34%	5.49%	5.30%

Portfolio turnover rate(d)	59%	69%	93%	46%	55%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

122	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs High Yield Fund
	Class C Shares
	Year Ended March 31,
	2019	2018	2017	2016	2015
Per Share Data

Net asset value, beginning of year	$6.34	$6.57	$6.03	$6.81	$7.24

Net investment income(a)	0.29	0.28	0.29	0.30	0.32

Net realized and unrealized gain (loss)	(0.02)	(0.23)	0.54	(0.77)	(0.29)

Total from investment operations	0.27	0.05	0.83	(0.47)	0.03

Distributions to shareholders from net investment income	(0.29)	(0.28)	(0.29)	(0.30)	(0.32)

Distributions to shareholders from net realized gains	—	—	—	—	(0.14)

Distributions to shareholders from return of capital	—	—	—	(0.01)	— (b)

Total distributions	(0.29)	(0.28)	(0.29)	(0.31)	(0.46)

Net asset value, end of year	$6.32	$6.34	$6.57	$6.03	$6.81

Total return(c)	4.41%	0.64%	14.02%	(7.01)%	0.46%

Net assets, end of year (in 000s)	$15,532	$33,221	$46,396	$51,973	$71,577

Ratio of net expenses to average net assets	1.79%	1.80%	1.82%	1.80%	1.81%

Ratio of total expenses to average net assets	1.85%	1.83%	1.82%	1.81%	1.81%

Ratio of net investment income to average net assets	4.53%	4.26%	4.59%	4.76%	4.54%

Portfolio turnover rate(d)	59%	69%	93%	46%	55%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	123

GOLDMAN SACHS HIGH YIELD FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs High Yield Fund
	Institutional Shares
	Year Ended March 31,
	2019	2018	2017	2016	2015
Per Share Data

Net asset value, beginning of year	$6.35	$6.58	$6.04	$6.82	$7.25

Net investment income(a)	0.35	0.35	0.36	0.38	0.40

Net realized and unrealized gain (loss)	(0.01)	(0.23)	0.54	(0.78)	(0.29)

Total from investment operations	0.34	0.12	0.90	(0.40)	0.11

Distributions to shareholders from net investment income	(0.36)	(0.35)	(0.36)	(0.36)	(0.40)

Distributions to shareholders from net realized gains	—	—	—	—	(0.14)

Distributions to shareholders from return of capital	—	—	—	(0.02)	— (b)

Total distributions	(0.36)	(0.35)	(0.36)	(0.38)	(0.54)

Net asset value, end of year	$6.33	$6.35	$6.58	$6.04	$6.82

Total return(c)	5.50%	1.72%	15.24%	(5.98)%	1.56%

Net assets, end of year (in 000s)	$338,503	$2,488,697	$3,410,302	$3,221,934	$4,975,618

Ratio of net expenses to average net assets	0.75%	0.73%	0.73%	0.71%	0.72%

Ratio of total expenses to average net assets	0.75%	0.74%	0.73%	0.72%	0.72%

Ratio of net investment income to average net assets	5.52%	5.32%	5.67%	5.84%	5.62%

Portfolio turnover rate(d)	59%	69%	93%	46%	55%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

124	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs High Yield Fund
	Service Shares
	Year Ended March 31,
	2019	2018	2017	2016	2015
Per Share Data

Net asset value, beginning of year	$6.33	$6.56	$6.02	$6.79	$7.23

Net investment income(a)	0.32	0.31	0.33	0.34	0.36

Net realized and unrealized gain (loss)	(0.02)	(0.23)	0.54	(0.76)	(0.30)

Total from investment operations	0.30	0.08	0.87	(0.42)	0.06

Distributions to shareholders from net investment income	(0.32)	(0.31)	(0.33)	(0.33)	(0.36)

Distributions to shareholders from net realized gains	—	—	—	—	(0.14)

Distributions to shareholders from return of capital	—	—	—	(0.02)	— (b)

Total distributions	(0.32)	(0.31)	(0.33)	(0.35)	(0.50)

Net asset value, end of year	$6.31	$6.33	$6.56	$6.02	$6.79

Total return(c)	4.97%	1.20%	14.70%	(6.35)%	0.90%

Net assets, end of year (in 000s)	$10,858	$11,172	$12,089	$14,710	$17,506

Ratio of net expenses to average net assets	1.25%	1.23%	1.23%	1.21%	1.22%

Ratio of total expenses to average net assets	1.27%	1.24%	1.23%	1.22%	1.22%

Ratio of net investment income to average net assets	5.10%	4.81%	5.17%	5.35%	5.12%

Portfolio turnover rate(d)	59%	69%	93%	46%	55%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	125

GOLDMAN SACHS HIGH YIELD FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs High Yield Fund
	Investor Shares
	Year Ended March 31,
	2019	2018	2017	2016	2015
Per Share Data

Net asset value, beginning of year	$6.35	$6.58	$6.03	$6.81	$7.25

Net investment income(a)	0.35	0.34	0.36	0.37	0.39

Net realized and unrealized gain (loss)	(0.02)	(0.23)	0.55	(0.78)	(0.30)

Total from investment operations	0.33	0.11	0.91	(0.41)	0.09

Distributions to shareholders from net investment income	(0.35)	(0.34)	(0.36)	(0.35)	(0.39)

Distributions to shareholders from net realized gains	—	—	—	—	(0.14)

Distributions to shareholders from return of capital	—	—	—	(0.02)	— (b)

Total distributions	(0.35)	(0.34)	(0.36)	(0.37)	(0.53)

Net asset value, end of year	$6.33	$6.35	$6.58	$6.03	$6.81

Total return(c)	5.46%	1.65%	15.33%	(6.08)%	1.32%

Net assets, end of year (in 000s)	$18,830	$25,259	$33,482	$9,302	$13,971

Ratio of net expenses to average net assets	0.79%	0.80%	0.82%	0.80%	0.81%

Ratio of total expenses to average net assets	0.86%	0.83%	0.82%	0.81%	0.81%

Ratio of net investment income to average net assets	5.56%	5.25%	5.64%	5.76%	5.54%

Portfolio turnover rate(d)	59%	69%	93%	46%	55%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

126	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout The Period

	Goldman Sachs High Yield Fund
	Class P Shares
	Period Ended March 31, 2019(a)
Per Share Data

Net asset value, beginning of period	$6.42

Net investment income(b)	0.33

Net realized and unrealized loss	(0.08)

Total from investment operations	0.25

Distributions to shareholders from net investment income	(0.34)

Net asset value, end of period	$6.33

Total return(c)	4.00%

Net assets, end of period (in 000s)	$1,604,685

Ratio of net expenses to average net assets	0.74	%(d)

Ratio of total expenses to average net assets	0.77	%(d)

Ratio of net investment income to average net assets	5.67	%(d)

Portfolio turnover rate(e)	59%

(a)	Commenced operations on April 20, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	127

GOLDMAN SACHS HIGH YIELD FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs High Yield Fund
	Class R Shares
	Year Ended March 31,
	2019	2018	2017	2016	2015
Per Share Data

Net asset value, beginning of year	$6.33	$6.56	$6.02	$6.80	$7.23

Net investment income(a)	0.32	0.31	0.32	0.34	0.35

Net realized and unrealized gain (loss)	(0.02)	(0.23)	0.54	(0.78)	(0.28)

Total from investment operations	0.30	0.08	0.86	(0.44)	0.07

Distributions to shareholders from net investment income	(0.32)	(0.31)	(0.32)	(0.33)	(0.36)

Distributions to shareholders from net realized gains	—	—	—	—	(0.14)

Distributions to shareholders from return of capital	—	—	—	(0.01)	— (b)

Total distributions	(0.32)	(0.31)	(0.32)	(0.34)	(0.50)

Net asset value, end of year	$6.31	$6.33	$6.56	$6.02	$6.80

Total return(c)	4.93%	1.13%	14.60%	(6.57)%	0.95%

Net assets, end of year (in 000s)	$12,560	$14,068	$14,817	$15,296	$17,417

Ratio of net expenses to average net assets	1.29%	1.30%	1.32%	1.30%	1.31%

Ratio of total expenses to average net assets	1.36%	1.33%	1.32%	1.31%	1.31%

Ratio of net investment income to average net assets	5.06%	4.74%	5.08%	5.26%	5.03%

Portfolio turnover rate(d)	59%	69%	93%	46%	55%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

128	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs High Yield Fund
	Class R6 Shares
	Year Ended March 31,			Period Ended March 31, 2016(a)
	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$6.36	$6.59	$6.05	$6.65

Net investment income(b)	0.35	0.35	0.36	0.24

Net realized and unrealized gain (loss)	(0.01)	(0.23)	0.54	(0.59)

Total from investment operations	0.34	0.12	0.90	(0.35)

Distributions to shareholders from net investment income	(0.36)	(0.35)	(0.36)	(0.24)

Distributions to shareholders from return of capital	—	—	—	(0.01)

Total distributions	(0.36)	(0.35)	(0.36)	(0.25)

Net asset value, end of year	$6.34	$6.36	$6.59	$6.05

Total return(c)	5.51%	1.74%	15.25%	(5.29)%

Net assets, end of year (in 000s)	$81,751	$244,099	$202,273	$162,768

Ratio of net expenses to average net assets	0.74%	0.71%	0.71%	0.70%

Ratio of total expenses to average net assets	0.75%	0.71%	0.71%	0.71%

Ratio of net investment income to average net assets	5.58%	5.33%	5.69%	6.02%

Portfolio turnover rate(d)	59%	69%	93%	46%

(a)	Commenced operations on July 31, 2015.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	129

GOLDMAN SACHS HIGH YIELD FLOATING RATE FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs High Yield Floating Rate Fund
	Class A Shares
	Year Ended March 31,
	2019	2018	2017	2016	2015
Per Share Data

Net asset value, beginning of year	$9.65	$9.72	$9.46	$9.92	$10.07

Net investment income(a)	0.44	0.37	0.37	0.37	0.34

Net realized and unrealized gain (loss)	(0.29)	(0.07)	0.26	(0.46)	(0.14)

Total from investment operations	0.15	0.30	0.63	(0.09)	0.20

Distributions to shareholders from net investment income	(0.44)	(0.37)	(0.36)	(0.37)	(0.35)

Distributions to shareholders from net realized gains	—	—	—	—	0.00 (b)

Distributions to shareholders from return of capital	—	— (b)	(0.01)	—	—

Total distributions	(0.44)	(0.37)	(0.37)	(0.37)	(0.35)

Net asset value, end of year	$9.36	$9.65	$9.72	$9.46	$9.92

Total return(c)	1.57%	3.00%	6.87%	(0.89)%	2.01%

Net assets, end of year (in 000s)	$3,802	$4,259	$7,030	$6,668	$6,193

Ratio of net expenses to average net assets	0.97%	0.94%	0.95%	0.95%	0.94%

Ratio of total expenses to average net assets	0.97%	0.96%	0.96%	0.96%	0.95%

Ratio of net investment income to average net assets	4.57%	3.83%	3.83%	3.80%	3.38%

Portfolio turnover rate(d)	69%	44%	55%	42%	55%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholder relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

130	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FLOATING RATE FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs High Yield Floating Rate Fund
	Class C Shares
	Year Ended March 31,
	2019	2018	2017	2016	2015
Per Share Data

Net asset value, beginning of year	$9.65	$9.72	$9.46	$9.92	$10.08

Net investment income(a)	0.36	0.30	0.30	0.30	0.27

Net realized and unrealized gain (loss)	(0.28)	(0.08)	0.26	(0.46)	(0.15)

Total from investment operations	0.08	0.22	0.56	(0.16)	0.12

Distributions to shareholders from net investment income	(0.37)	(0.29)	(0.29)	(0.30)	(0.28)

Distributions to shareholders from net realized gains	—	—	—	—	0.00 (b)

Distributions to shareholders from return of capital	—	— (b)	(0.01)	—	—

Total distributions	(0.37)	(0.29)	(0.30)	(0.30)	(0.28)

Net asset value, end of year	$9.36	$9.65	$9.72	$9.46	$9.92

Total return(c)	0.81%	2.23%	6.07%	(1.63)%	1.15%

Net assets, end of year (in 000s)	$1,126	$2,443	$2,610	$1,760	$1,936

Ratio of net expenses to average net assets	1.71%	1.69%	1.70%	1.70%	1.69%

Ratio of total expenses to average net assets	1.72%	1.71%	1.71%	1.72%	1.70%

Ratio of net investment income to average net assets	3.74%	3.06%	3.06%	3.09%	2.71%

Portfolio turnover rate(d)	69%	44%	55%	42%	55%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	131

GOLDMAN SACHS HIGH YIELD FLOATING RATE FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs High Yield Floating Rate Fund
	Institutional Shares
	Year Ended March 31,
	2019	2018	2017	2016	2015
Per Share Data

Net asset value, beginning of year	$9.66	$9.73	$9.47	$9.93	$10.09

Net investment income(a)	0.43	0.40	0.40	0.40	0.38

Net realized and unrealized gain (loss)	(0.26)	(0.07)	0.27	(0.46)	(0.16)

Total from investment operations	0.17	0.33	0.67	(0.06)	0.22

Distributions to shareholders from net investment income	(0.47)	(0.39)	(0.40)	(0.40)	(0.38)

Distributions to shareholders from net realized gains	—	—	—	—	0.00 (b)

Distributions to shareholders from return of capital	—	(0.01)	(0.01)	—	—

Total distributions	(0.47)	(0.40)	(0.41)	(0.40)	(0.38)

Net asset value, end of year	$9.36	$9.66	$9.73	$9.47	$9.93

Total return(c)	1.81%	3.45%	7.12%	(0.55)%	2.26%

Net assets, end of year (in 000s)	$89,465	$3,906,449	$3,896,724	$3,217,752	$4,087,016

Ratio of net expenses to average net assets	0.61%	0.60%	0.61%	0.61%	0.60%

Ratio of total expenses to average net assets	0.62%	0.62%	0.62%	0.63%	0.61%

Ratio of net investment income to average net assets	4.51%	4.16%	4.16%	4.17%	3.81%

Portfolio turnover rate(d)	69%	44%	55%	42%	55%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

132	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FLOATING RATE FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs High Yield Floating Rate Fund
	Investor Shares
	Year Ended March 31,
	2019	2018	2017	2016	2015
Per Share Data

Net asset value, beginning of year	$9.67	$9.73	$9.48	$9.94	$10.09

Net investment income(a)	0.45	0.40	0.39	0.39	0.37

Net realized and unrealized gain (loss)	(0.28)	(0.07)	0.26	(0.45)	(0.14)

Total from investment operations	0.17	0.33	0.65	(0.06)	0.23

Distributions to shareholders from net investment income	(0.46)	(0.39)	(0.39)	(0.40)	(0.38)

Distributions to shareholders from net realized gains	—	—	—	—	0.00 (b)

Distributions to shareholders from return of capital	—	— (b)	(0.01)	—	—

Total distributions	(0.46)	(0.39)	(0.40)	(0.40)	(0.38)

Net asset value, end of year	$9.38	$9.67	$9.73	$9.48	$9.94

Total return(c)	1.83%	3.36%	7.02%	(0.64)%	2.27%

Net assets, end of year (in 000s)	$1,431	$5,599	$4,125	$1,237	$811

Ratio of net expenses to average net assets	0.71%	0.69%	0.70%	0.70%	0.70%

Ratio of total expenses to average net assets	0.72%	0.70%	0.71%	0.72%	0.71%

Ratio of net investment income to average net assets	4.69%	4.07%	4.00%	4.10%	3.72%

Portfolio turnover rate(d)	69%	44%	55%	42%	55%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	133

GOLDMAN SACHS HIGH YIELD FLOATING RATE FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout The Period

	Goldman Sachs High Yield Floating Rate Fund
	Class P Shares
	Period Ended March 31, 2019(a)
Per Share Data

Net asset value, beginning of period	$9.69

Net investment income(b)	0.45

Net realized and unrealized loss	(0.33)

Total from investment operations	0.12

Distributions to shareholders from net investment income	(0.44)

Net asset value, end of period	$9.37

Total return(c)	1.32%

Net assets, end of period (in 000s)	$2,215,089

Ratio of net expenses to average net assets	0.62	%(d)

Ratio of total expenses to average net assets	0.63	%(d)

Ratio of net investment income to average net assets	5.04	%(d)

Portfolio turnover rate(e)	69%

(a)	Commenced operations on April 20, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

134	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FLOATING RATE FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs High Yield Floating Rate Fund
	Class R Shares
	Year Ended March 31,
	2019	2018	2017	2016	2015
Per Share Data

Net asset value, beginning of year	$9.65	$9.73	$9.46	$9.92	$10.08

Net investment income(a)	0.42	0.34	0.35	0.35	0.32

Net realized and unrealized gain (loss)	(0.30)	(0.08)	0.27	(0.46)	(0.15)

Total from investment operations	0.12	0.26	0.62	(0.11)	0.17

Distributions to shareholders from net investment income	(0.41)	(0.34)	(0.34)	(0.35)	(0.33)

Distributions to shareholders from net realized gains	—	—	—	—	0.00 (b)

Distributions to shareholders from return of capital	—	— (b)	(0.01)	—	—

Total distributions	(0.41)	(0.34)	(0.35)	(0.35)	(0.33)

Net asset value, end of year	$9.36	$9.65	$9.73	$9.46	$9.92

Total return(c)	1.31%	2.74%	6.61%	(1.13)%	1.67%

Net assets, end of year (in 000s)	$100	$79	$12	$11	$11

Ratio of net expenses to average net assets	1.22%	1.19%	1.19%	1.19%	1.16%

Ratio of total expenses to average net assets	1.23%	1.21%	1.20%	1.20%	1.17%

Ratio of net investment income to average net assets	4.40%	3.54%	3.59%	3.60%	3.23%

Portfolio turnover rate(d)	69%	44%	55%	42%	55%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	135

GOLDMAN SACHS HIGH YIELD FLOATING RATE FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs High Yield Floating Rate Fund
	Class R6 Shares
	Year Ended March 31, 2019	Period Ended March 31 2018(a)
Per Share Data

Net asset value, beginning of year	$9.67	$9.69

Net investment income(b)	0.45	0.13

Net realized and unrealized loss	(0.28)	(0.02)

Total from investment operations	0.17	0.11

Distributions to shareholders from net investment income	(0.47)	(0.13)

Distributions to shareholders from return of capital	—	(0.00	)(c)

Total distributions	(0.47)	(0.13)

Net asset value, end of year	$9.37	$9.67

Total return(d)	1.82%	1.17%

Net assets, end of year (in 000s)	$26,552	$210,985

Ratio of net expenses to average net assets	0.60%	0.58	%(e)

Ratio of total expenses to average net assets	0.61%	0.59	%(e)

Ratio of net investment income to average net assets	4.69%	4.12	%(e)

Portfolio turnover rate(f)	69%	44%

(a)	Commenced operations on November 30, 2017.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Amount is less than $0.005 per share.
(d)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(e)	Annualized.
(f)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

136	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Investment Grade Credit Fund
	Class A Shares
	Year Ended March 31,
	2019	2018	2017	2016	2015
Per Share Data

Net asset value, beginning of year	$9.01	$9.06	$9.08	$9.47	$9.39

Net investment income(a)	0.28	0.26	0.27	0.30	0.29

Net realized and unrealized gain (loss)	0.16	(0.05)	(0.02)	(0.36)	0.26

Total from investment operations	0.44	0.21	0.25	(0.06)	0.55

Distributions to shareholders from net investment income	(0.29)	(0.26)	(0.27)	(0.29)	(0.29)

Distributions to shareholders from net realized gains	—	—	—	(0.04)	(0.18)

Total distributions	(0.29)	(0.26)	(0.27)	(0.33)	(0.47)

Net asset value, end of year	$9.16	$9.01	$9.06	$9.08	$9.47

Total return(b)	5.14%	2.34%	2.75%	(0.53)%	5.94%

Net assets, end of year (in 000s)	$7,895	$10,198	$32,514	$28,037	$29,522

Ratio of net expenses to average net assets	0.72%	0.72%	0.72%	0.72%	0.72%

Ratio of total expenses to average net assets	0.84%	0.84%	0.87%	0.86%	0.86%

Ratio of net investment income to average net assets	3.19%	2.85%	2.93%	3.28%	3.07%

Portfolio turnover rate(c)	82%	82%	63%	79%	84%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	137

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Investment Grade Credit Fund
	Institutional Shares
	Year Ended March 31,
	2019	2018	2017	2016	2015
Per Share Data

Net asset value, beginning of year	$9.01	$9.06	$9.08	$9.48	$9.39

Net investment income(a)	0.31	0.29	0.30	0.33	0.32

Net realized and unrealized gain (loss)	0.17	(0.04)	(0.02)	(0.37)	0.27

Total from investment operations	0.48	0.25	0.28	(0.04)	0.59

Distributions to shareholders from net investment income	(0.32)	(0.30)	(0.30)	(0.32)	(0.32)

Distributions to shareholders from net realized gains	—	—	—	(0.04)	(0.18)

Total distributions	(0.32)	(0.30)	(0.30)	(0.36)	(0.50)

Net asset value, end of year	$9.17	$9.01	$9.06	$9.08	$9.48

Total return(b)	5.50%	2.69%	3.10%	(0.29)%	6.41%

Net assets, end of year (in 000s)	$40,548	$163,229	$142,218	$156,202	$177,283

Ratio of net expenses to average net assets	0.38%	0.38%	0.38%	0.38%	0.38%

Ratio of total expenses to average net assets	0.48%	0.48%	0.53%	0.52%	0.52%

Ratio of net investment income to average net assets	3.49%	3.18%	3.28%	3.62%	3.41%

Portfolio turnover rate(c)	82%	82%	63%	79%	84%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

138	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Investment Grade Credit Fund
	Separate Account Institutional Shares
	Year Ended March 31,
	2019	2018	2017	2016	2015
Per Share Data

Net asset value, beginning of year	$9.02	$9.07	$9.09	$9.48	$9.39

Net investment income(a)	0.31	0.29	0.30	0.33	0.32

Net realized and unrealized gain (loss)	0.16	(0.04)	(0.02)	(0.36)	0.27

Total from investment operations	0.47	0.25	0.28	(0.03)	0.59

Distributions to shareholders from net investment income	(0.32)	(0.30)	(0.30)	(0.32)	(0.32)

Distributions to shareholders from net realized gains	—	—	—	(0.04)	(0.18)

Total distributions	(0.32)	(0.30)	(0.30)	(0.36)	(0.50)

Net asset value, end of year	$9.17	$9.02	$9.07	$9.09	$9.48

Total return(b)	5.39%	2.69%	3.10%	(0.18)%	6.41%

Net assets, end of year (in 000s)	$228,692	$233,908	$249,971	$239,713	$259,668

Ratio of net expenses to average net assets	0.37%	0.38%	0.38%	0.38%	0.38%

Ratio of total expenses to average net assets	0.49%	0.48%	0.53%	0.52%	0.52%

Ratio of net investment income to average net assets	3.55%	3.19%	3.28%	3.62%	3.40%

Portfolio turnover rate(c)	82%	82%	63%	79%	84%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	139

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Investment Grade Credit Fund
	Investor Shares
	Year Ended March 31,
	2019	2018	2017	2016	2015
Per Share Data

Net asset value, beginning of year	$9.02	$9.07	$9.09	$9.48	$9.39

Net investment income(a)	0.31	0.28	0.29	0.32	0.31

Net realized and unrealized gain (loss)	0.15	(0.04)	(0.02)	(0.35)	0.27

Total from investment operations	0.46	0.24	0.27	(0.03)	0.58

Distributions to shareholders from net investment income	(0.31)	(0.29)	(0.29)	(0.32)	(0.31)

Distributions to shareholders from net realized gains	—	—	—	(0.04)	(0.18)

Total distributions	(0.31)	(0.29)	(0.29)	(0.36)	(0.49)

Net asset value, end of year	$9.17	$9.02	$9.07	$9.09	$9.48

Total return(b)	5.28%	2.60%	3.01%	(0.27)%	6.32%

Net assets, end of year (in 000s)	$3,164	$4,600	$4,062	$1,080	$1,075

Ratio of net expenses to average net assets	0.47%	0.47%	0.47%	0.47%	0.47%

Ratio of total expenses to average net assets	0.58%	0.57%	0.61%	0.61%	0.61%

Ratio of net investment income to average net assets	3.45%	3.10%	3.18%	3.53%	3.31%

Portfolio turnover rate(c)	82%	82%	63%	79%	84%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

140	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout The Period

	Goldman Sachs Investment Grade Credit Fund
	Class P Shares
	Period Ended March 31, 2019(a)
Per Share Data

Net asset value, beginning of period	$8.93

Net investment income(b)	0.30

Net realized and unrealized gain	0.23

Total from investment operations	0.53

Distributions to shareholders from net investment income	(0.30)

Net asset value, end of period	$9.16

Total return(c)	6.12%

Net assets, end of period (in 000s)	$196,668

Ratio of net expenses to average net assets	0.37	%(d)

Ratio of total expenses to average net assets	0.51	%(d)

Ratio of net investment income to average net assets	3.57	%(d)

Portfolio turnover rate(e)	82%

(a)	Commenced operations on April 20, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	141

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Investment Grade Credit Fund
	Class R6 Shares
	Year Ended March 31,			Period Ended March 31, 2016(a)
	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$9.02	$9.07	$9.08	$9.13

Net investment income(b)	0.33	0.29	0.30	0.22

Net realized and unrealized gain (loss)	0.14	(0.04)	(0.01)	(0.02)

Total from investment operations	0.47	0.25	0.29	0.20

Distributions to shareholders from net investment income	(0.32)	(0.30)	(0.30)	(0.21)

Distributions to shareholders from net realized gains	—	—	—	(0.04)

Total distributions	(0.32)	(0.30)	(0.30)	(0.25)

Net asset value, end of year	$9.17	$9.02	$9.07	$9.08

Total return(c)	5.39%	2.70%	3.23%	2.28%

Net assets, end of year (in 000s)	$675	$17	$12	$10

Ratio of net expenses to average net assets	0.37%	0.37%	0.38%	0.38	%(d)

Ratio of total expenses to average net assets	0.54%	0.46%	0.51%	0.53	%(d)

Ratio of net investment income to average net assets	3.63%	3.20%	3.28%	3.61	%(d)

Portfolio turnover rate(e)	82%	82%	63%	79%

(a)	Commenced operations on July 31, 2015.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

142	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Local Emerging Markets Debt Fund
	Class A Shares
	Year Ended March 31,
	2019	2018	2017	2016	2015
Per Share Data

Net asset value, beginning of year	$6.89	$6.38	$6.36	$6.96	$8.43

Net investment income(a)	0.34	0.36	0.33	0.34	0.37

Net realized and unrealized gain (loss)	(1.17)	0.52	0.04	(0.60)	(1.41)

Total from investment operations	(0.83)	0.88	0.37	(0.26)	(1.04)

Distributions to shareholders from return of capital	(0.30)	(0.37)	(0.35)	(0.34)	(0.43)

Net asset value, end of year	$5.76	$6.89	$6.38	$6.36	$6.96

Total return(b)	(12.08)%	13.93%	6.21%	(3.54)%	(12.92)%

Net assets, end of year (in 000s)	$5,465	$8,880	$11,295	$140,623	$140,301

Ratio of net expenses to average net assets	1.21%	1.22%	1.24%	1.25%	1.25%

Ratio of total expenses to average net assets	1.53%	1.44%	1.48%	1.40%	1.36%

Ratio of net investment income to average net assets	5.75%	5.47%	5.17%	5.31%	4.76%

Portfolio turnover rate(c)	117%	112%	111%	100%	145%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholder relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	143

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Local Emerging Markets Debt Fund
	Class C Shares
	Year Ended March 31,
	2019	2018	2017	2016	2015
Per Share Data

Net asset value, beginning of year	$6.88	$6.38	$6.37	$6.98	$8.44

Net investment income(a)	0.29	0.32	0.27	0.29	0.33

Net realized and unrealized gain (loss)	(1.17)	0.50	0.04	(0.61)	(1.42)

Total from investment operations	(0.88)	0.82	0.31	(0.32)	(1.09)

Distributions to shareholders from return of capital	(0.25)	(0.32)	(0.30)	(0.29)	(0.37)

Net asset value, end of year	$5.75	$6.88	$6.38	$6.37	$6.98

Total return(b)	(12.76)%	13.10%	5.08%	(4.38)%	(13.43)%

Net assets, end of year (in 000s)	$4,457	$7,115	$6,202	$6,574	$9,734

Ratio of net expenses to average net assets	1.96%	1.96%	1.98%	2.00%	2.01%

Ratio of total expenses to average net assets	2.27%	2.18%	2.21%	2.15%	2.14%

Ratio of net investment income to average net assets	4.99%	4.77%	4.27%	4.58%	4.04%

Portfolio turnover rate(c)	117%	112%	111%	100%	145%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

144	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Local Emerging Markets Debt Fund
	Institutional Shares
	Year Ended March 31,
	2019	2018	2017	2016	2015
Per Share Data

Net asset value, beginning of year	$6.87	$6.37	$6.36	$6.97	$8.43

Net investment income(a)	0.38	0.38	0.34	0.37	0.41

Net realized and unrealized gain (loss)	(1.20)	0.50	0.04	(0.62)	(1.41)

Total from investment operations	(0.82)	0.88	0.38	(0.25)	(1.00)

Distributions to shareholders from return of capital	(0.31)	(0.38)	(0.37)	(0.36)	(0.46)

Net asset value, end of year	$5.74	$6.87	$6.37	$6.36	$6.97

Total return(b)	(11.86)%	14.29%	6.20%	(3.35)%	(12.50)%

Net assets, end of year (in 000s)	$32,419	$245,127	$332,212	$403,203	$1,234,553

Ratio of net expenses to average net assets	0.91%	0.92%	0.91%	0.91%	0.92%

Ratio of total expenses to average net assets	1.10%	1.10%	1.12%	1.06%	1.05%

Ratio of net investment income to average net assets	6.33%	5.80%	5.35%	5.67%	5.11%

Portfolio turnover rate(c)	117%	112%	111%	100%	145%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	145

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Local Emerging Markets Debt Fund
	Investor Shares
	Year Ended March 31,
	2019	2018	2017	2016	2015
Per Share Data

Net asset value, beginning of year	$6.87	$6.37	$6.35	$6.96	$8.43

Net investment income(a)	0.35	0.38	0.33	0.34	0.41

Net realized and unrealized gain (loss)	(1.17)	0.50	0.06	(0.59)	(1.43)

Total from investment operations	(0.82)	0.88	0.39	(0.25)	(1.02)

Distributions to shareholders from return of capital	(0.31)	(0.38)	(0.37)	(0.36)	(0.45)

Net asset value, end of year	$5.74	$6.87	$6.37	$6.35	$6.96

Total return(b)	(11.91)%	14.24%	6.30%	(3.45)%	(12.70)%

Net assets, end of year (in 000s)	$6,057	$10,263	$5,489	$9,741	$3,386

Ratio of net expenses to average net assets	0.96%	0.97%	0.98%	0.99%	1.01%

Ratio of total expenses to average net assets	1.25%	1.16%	1.21%	1.14%	1.14%

Ratio of net investment income to average net assets	6.03%	5.78%	5.28%	5.55%	5.06%

Portfolio turnover rate(c)	117%	112%	111%	100%	145%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

146	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout The Period

	Goldman Sachs Local Emerging Markets Debt Fund
	Class P Shares
	Period Ended March 31, 2019(a)
Per Share Data

Net asset value, beginning of period	$6.75

Net investment income(b)	0.31

Net realized and unrealized loss	(1.03)

Total from investment operations	(0.72)

Distributions to shareholders from return of capital	(0.29)

Net asset value, end of period	$5.74

Total return(c)	(10.66)%

Net assets, end of period (in 000s)	$52,263

Ratio of net expenses to average net assets	0.90	%(d)

Ratio of total expenses to average net assets	1.24	%(d)

Ratio of net investment income to average net assets	5.75	%(d)

Portfolio turnover rate(e)	117%

(a)	Commenced operations on April 20, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	147

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Local Emerging Markets Debt Fund
	Class R6 Shares
	Year Ended March 31, 2019	Period Ended March 31, 2018(a)
Per Share Data

Net asset value, beginning of year	$6.87	$6.48

Net investment income(b)	0.34	0.14

Net realized and unrealized gain (loss)	(1.16)	0.37

Total from investment operations	(0.82)	0.51

Distributions to shareholders from return of capital	(0.31)	(0.12)

Net asset value, end of year	$5.74	$6.87

Total return(c)	(11.86)%	7.88%

Net assets, end of year (in 000s)	$92,937	$56,354

Ratio of net expenses to average net assets	0.90%	0.90	%(d)

Ratio of total expenses to average net assets	1.18%	0.87	%(d)

Ratio of net investment income to average net assets	5.91%	6.04	%(d)

Portfolio turnover rate(e)	117%	112%

(a)	Commenced operations on November 30, 2017.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

148	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. MORTGAGES FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs U.S. Mortgages Fund
	Class A Shares
	Year Ended March 31,
	2019	2018	2017	2016	2015
Per Share Data

Net asset value, beginning of year	$10.21	$10.45	$10.68	$10.74	$10.45

Net investment income(a)	0.24	0.15	0.12	0.17	0.17

Net realized and unrealized gain (loss)	0.12	(0.16)	(0.11)	0.03	0.35

Total from investment operations	0.36	(0.01)	0.01	0.20	0.52

Distributions to shareholders from net investment income	(0.28)	(0.23)	(0.24)	(0.26)	(0.23)

Distributions to shareholders from return of capital	—	— (b)	—	— (b)	—

Total distributions	(0.28)	(0.23)	(0.24)	(0.26)	(0.23)

Net asset value, end of year	$10.29	$10.21	$10.45	$10.68	$10.74

Total return(c)	3.60%	(0.10)%	0.10%	1.89%	5.01%

Net assets, end of year (in 000s)	$31,394	$24,967	$47,235	$36,465	$31,690

Ratio of net expenses to average net assets	0.78%	0.77%	0.77%	0.75%	0.71%

Ratio of total expenses to average net assets	0.86%	0.87%	0.93%	0.96%	0.95%

Ratio of net investment income to average net assets	2.37%	1.40%	1.10%	1.58%	1.60%

Portfolio turnover rate(d)	963%	1,149%	863%	956%	1,367%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	149

GOLDMAN SACHS U.S. MORTGAGES FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs U.S. Mortgages Fund
	Institutional Shares
	Year Ended March 31,
	2019	2018	2017	2016	2015
Per Share Data

Net asset value, beginning of year	$10.23	$10.47	$10.71	$10.77	$10.47

Net investment income(a)	0.27	0.19	0.15	0.20	0.19

Net realized and unrealized gain (loss)	0.14	(0.16)	(0.11)	0.04	0.38

Total from investment operations	0.41	0.03	0.04	0.24	0.57

Distributions to shareholders from net investment income	(0.32)	(0.27)	(0.28)	(0.30)	(0.27)

Distributions to shareholders from return of capital	—	— (b)	—	— (b)	—

Total distributions	(0.32)	(0.27)	(0.28)	(0.30)	(0.27)

Net asset value, end of year	$10.32	$10.23	$10.47	$10.71	$10.77

Total return(c)	4.05%	0.24%	0.35%	2.23%	5.46%

Net assets, end of year (in 000s)	$34,027	$80,298	$63,035	$60,513	$45,891

Ratio of net expenses to average net assets	0.44%	0.43%	0.43%	0.41%	0.37%

Ratio of total expenses to average net assets	0.51%	0.52%	0.59%	0.62%	0.67%

Ratio of net investment income to average net assets	2.68%	1.78%	1.45%	1.89%	1.82%

Portfolio turnover rate(d)	963%	1,149%	863%	956%	1,367%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

150	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. MORTGAGES FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs U.S. Mortgages Fund
	Separate Account Institutional Shares
	Year Ended March 31,
	2019	2018	2017	2016	2015
Per Share Data

Net asset value, beginning of year	$10.21	$10.45	$10.69	$10.75	$10.45

Net investment income(a)	0.28	0.18	0.15	0.20	0.20

Net realized and unrealized gain (loss)	0.13	(0.15)	(0.11)	0.04	0.37

Total from investment operations	0.41	0.03	0.04	0.24	0.57

Distributions to shareholders from net investment income	(0.32)	(0.27)	(0.28)	(0.30)	(0.27)

Distributions to shareholders from return of capital	—	— (b)	—	— (b)	—

Total distributions	(0.32)	(0.27)	(0.28)	(0.30)	(0.27)

Net asset value, end of year	$10.30	$10.21	$10.45	$10.69	$10.75

Total return(c)	4.07%	0.24%	0.35%	2.23%	5.46%

Net assets, end of year (in 000s)	$215,647	$221,303	$217,648	$210,773	$195,609

Ratio of net expenses to average net assets	0.44%	0.43%	0.43%	0.41%	0.37%

Ratio of total expenses to average net assets	0.51%	0.52%	0.59%	0.62%	0.63%

Ratio of net investment income to average net assets	2.77%	1.77%	1.45%	1.91%	1.86%

Portfolio turnover rate(d)	963%	1,149%	863%	956%	1,367%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	151

GOLDMAN SACHS U.S. MORTGAGES FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs U.S. Mortgages Fund
	Investor Shares
	Year Ended March 31,
	2019	2018	2017	2016	2015
Per Share Data

Net asset value, beginning of year	$10.23	$10.47	$10.71	$10.77	$10.48

Net investment income(a)	0.27	0.18	0.13	0.17	0.18

Net realized and unrealized gain (loss)	0.13	(0.16)	(0.10)	0.06	0.37

Total from investment operations	0.40	0.02	0.03	0.23	0.55

Distributions to shareholders from net investment income	(0.31)	(0.26)	(0.27)	(0.29)	(0.26)

Distributions to shareholders from return of capital	—	— (b)	—	— (b)	—

Total distributions	(0.31)	(0.26)	(0.27)	(0.29)	(0.26)

Net asset value, end of year	$10.32	$10.23	$10.47	$10.71	$10.77

Total return(c)	3.96%	0.15%	0.25%	2.14%	5.26%

Net assets, end of year (in 000s)	$152,715	$154,957	$143,018	$6,582	$1,768

Ratio of net expenses to average net assets	0.54%	0.52%	0.50%	0.51%	0.46%

Ratio of total expenses to average net assets	0.61%	0.61%	0.62%	0.71%	0.71%

Ratio of net investment income to average net assets	2.67%	1.68%	1.26%	1.63%	1.68%

Portfolio turnover rate(d)	963%	1,149%	863%	956%	1,367%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

152	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. MORTGAGES FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout The Period

	Goldman Sachs U.S. Mortgages Fund
	Class P Shares
	Period Ended March 31, 2019(a)
Per Share Data

Net asset value, beginning of period	$10.16

Net investment income(b)	0.28

Net realized and unrealized gain	0.18

Total from investment operations	0.46

Distributions to shareholders from net investment income	(0.30)

Total distributions	(0.30)

Net asset value, end of period	$10.32

Total return(c)	4.57%

Net assets, end of period (in 000s)	$8,575

Ratio of net expenses to average net assets	0.44	%(d)

Ratio of total expenses to average net assets	0.52	%(d)

Ratio of net investment income to average net assets	2.89	%(d)

Portfolio turnover rate(e)	963%

(a)	Commenced operations on April 20, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	153

GOLDMAN SACHS U.S. MORTGAGES FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs U.S. Mortgages Fund
	Class R6 Shares
	Year Ended March 31,			Period Ended March 31, 2016(a)
	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$10.23	$10.48	$10.71	$10.67

Net investment income(b)	0.29	0.19	0.19	0.13

Net realized and unrealized gain (loss)	0.12	(0.17)	(0.14)	0.11

Total from investment operations	0.41	0.02	0.05	0.24

Distributions to shareholders from net investment income	(0.32)	(0.27)	(0.28)	(0.20)

Distributions to shareholders from capital	—	— (c)	—	—	(c)

Total distributions	(0.32)	(0.27)	(0.28)	(0.20)

Net asset value, end of year	$10.32	$10.23	$10.48	$10.71

Total return(d)	4.06%	0.16%	0.46%	2.24%

Net assets, end of year (in 000s)	$14,387	$5,104	$2,606	$10

Ratio of net expenses to average net assets	0.44%	0.42%	0.41%	0.44	%(e)

Ratio of total expenses to average net assets	0.52%	0.51%	0.53%	0.64	%(e)

Ratio of net investment income to average net assets	2.88%	1.80%	1.79%	1.77	%(e)

Portfolio turnover rate(f)	963%	1,149%	863%	956%

(a)	Commenced operations on July 31, 2015.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Amount is less than $0.005 per share.
(d)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(e)	Annualized.
(f)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

154	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Notes to Financial Statements

March 31, 2019

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered	Diversified/ Non-diversified
Emerging Markets Debt, Local Emerging Markets Debt	A, C, Institutional, Investor, P* and R6	Non-diversified
High Yield	A, C, Institutional, Service, Investor, P*, R and R6	Diversified
High Yield Floating Rate	A, C, Institutional, Investor, P*, R and R6	Diversified
Investment Grade Credit, U.S. Mortgages	A, Institutional, Investor, Separate Account Institutional, P* and R6	Diversified

*	Class P Shares commenced operations on April 20, 2018.

Class A Shares of the Emerging Markets Debt, High Yield, High Yield Floating Rate, Investment Grade Credit, Local Emerging Markets Debt and U.S. Mortgages Funds are sold with a front-end sales charge of up to 4.50%, 4.50%, 2.25%, 3.75%, 4.50% and 3.75%, respectively. Class C Shares are sold with a contingent deferred sales charge (“CDSC”) of 1.00%, which is imposed on redemptions made within 12 months of purchase. Institutional, Service, Separate Account Institutional, Investor, Class P, Class R and Class R6 Shares are not subject to a sales charge.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to a management agreement (the “Agreement”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Investment income is recorded net of any foreign withholding taxes, less any amounts reclaimable. The Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions received from the Funds’ investments in U.S. real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain or a return of capital. A return of capital is recorded by the Funds as a reduction to the cost basis of the REIT.

For derivative contracts, realized gains and losses are recorded upon settlement of the contract. Upfront payments, if any, are made or received upon entering into a swap agreement and are reflected in the Statements of Assets and Liabilities. Upfront payments are recognized over the contract’s term/event as realized gains or losses, with the exception of forward starting swap contracts whose realized gains or losses are recognized from the effective start date. For securities with paydown provisions, principal payments received are treated as a proportionate reduction to the cost basis of the securities, and excess or shortfall amounts are recorded as income. For treasury inflation protected securities (“TIPS”), adjustments to principal due to inflation/deflation are reflected as increases/decreases to interest income with a corresponding adjustment to cost.

155

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2019

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), if any, and non-class specific expenses of each Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the applicable Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agency and Service and Shareholder Administration fees.

D.  Redemption Fees — A 2% redemption fee will be imposed on the redemption of shares (including by exchange) held for 60 calendar days or less with respect to the High Yield Fund and 30 calendar days or less with respect to the Emerging Markets Debt and Local Emerging Markets Debt Funds. For this purpose, the Funds use a first-in first-out method so that shares held longest will be treated as being redeemed first and shares held shortest will be treated as being redeemed last. Redemption fees are reimbursed to a Fund and are reflected as a reduction in share redemptions. Redemption fees are credited to Paid-in Capital and are allocated to each share class of a Fund on a pro-rata basis.

E.  Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, each Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid according to the following schedule:

Fund Name	Income Distributions Declared/Paid	Capital Gains Distributions Declared/Paid
Emerging Markets Debt Fund	Daily/Monthly	Annually
High Yield Fund	Daily/Monthly	Annually
High Yield Floating Rate Fund	Daily/Monthly	Annually
Investment Grade Credit Fund	Daily/Monthly	Annually
Local Emerging Markets Debt Fund	Daily/Monthly	Annually
U.S. Mortgages Fund	Daily/Monthly	Annually

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from distributable earnings or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

F.  Foreign Currency Translation — The accounting records and reporting currency of a Fund are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statements of Operations within net change in unrealized gain (loss) on foreign currency translation. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

156

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Funds’ policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities are valued at the last bid price for long positions and at the last ask price for short positions. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price, and are generally classified as Level 2. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Private Investments — Private investments may include, but are not limited to, investments in private equity or debt instruments. The investment manager estimates the fair value of private investments based upon various factors, including, but not limited to, transactions in similar instruments, completed or pending third-party transactions in underlying investments or comparable entities, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure, offerings in equity or debt capital markets, and changes in current and projected financial ratios or cash flows.

Underlying Funds (including Money Market Funds) — Underlying Funds (“Underlying Funds”) include other investment companies and exchange-traded funds (“ETFs”). Investments in the Underlying Funds (except ETFs) are valued at the NAV per share on the day of valuation. ETFs are valued daily at the last sale price or official closing price on the principal exchange or system on which the investment is traded. Because the Funds invest in Underlying Funds that fluctuate in value, the Funds’ shares

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March 31, 2019

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

will correspondingly fluctuate in value. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

Debt Securities — Debt securities for which market quotations are readily available are valued daily on the basis of quotations supplied by dealers or an independent pricing service approved by the Trustees. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. With the exception of treasury securities of G8 countries, which are generally classified as Level 1, these investments are generally classified as Level 2 of the fair value hierarchy.

i.  Bank Loans — Bank loans (“Loans”) are interests in amounts owed by corporate, governmental, or other borrowers to lenders or lending syndicates. Loans are arranged through private negotiations between the borrower and one or more financial institutions (“Lenders”). A Fund ’s investments in Loans are in the form of either participations in Loans (“Participations”) or assignments of all or a portion of Loans from third parties (“Assignments”). With respect to Participations, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participations and only upon receipt by the Lender of the payments from the borrower. A Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement with respect to Participations. Conversely, assignments result in a Fund having a direct contractual relationship with the borrower, and the Fund may be permitted to enforce compliance by the borrower with the terms of the loan agreement.

The High Yield and High Yield Floating Rate Funds may also enter into certain credit arrangements, all or a portion of which may be unfunded. Unfunded loan commitments represent the remaining obligation of a Fund to the borrower. A Fund is obligated to fund these commitments at the borrower’s discretion. A Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit of a loan. All loans and unfunded loan commitments involve interest rate risk, liquidity risk and credit risk, including the potential default or insolvency of the borrower. Loans, including unfunded loan commitments, are marked to market daily using pricing vendor quotations and the change in value, if any, is recorded as an unrealized gain or loss.

ii.  Commercial Paper — Commercial paper normally represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations, finance companies and other issuers. Commercial paper consists of direct U.S. dollar-denominated obligations of domestic or foreign issuers. Asset-backed commercial paper is issued by a special purpose entity that is organized to issue the commercial paper and to purchase trade receivables or other financial assets.

iii.  Inverse Floaters — The interest rate on inverse floating rate securities (“inverse floaters”) resets in the opposite direction from the market rate of interest to which the inverse floaters are indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher the degree of leverage of an inverse floater, the greater the volatility of its market value.

iv.  Mortgage-Backed and Asset-Backed Securities — Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by residential and/or commercial real estate property. Asset-backed securities include securities whose principal and interest payments are collateralized by pools of other assets or receivables. The value of certain mortgage-backed and asset-backed securities (including adjustable rate mortgage loans) may be particularly sensitive to changes in prevailing interest rates. The value of these securities may also fluctuate in response to the market’s perception of the creditworthiness of the issuers.

Asset-backed securities may present credit risks that are not presented by mortgage-backed securities because they generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Some asset-backed securities may only have a subordinated claim on collateral.

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Stripped mortgage-backed securities are usually structured with two different classes: one that receives substantially all interest payments (interest-only, or “IO” and/or high coupon rate with relatively low principal amount, or “IOette”), and the other that receives substantially all principal payments (principal-only, or “PO”) from a pool of mortgage loans. Little to no principal will be received at the maturity of an IO; as a result, periodic adjustments are recorded to reduce the cost of the security until maturity. These adjustments are included in interest income.

v.  Mortgage Dollar Rolls — Mortgage dollar rolls are transactions whereby a Fund sells mortgage-backed-securities and simultaneously contracts with the same counterparty to repurchase similar securities on a specified future date. During the settlement period, a Fund will not be entitled to accrue interest and receive principal payments on the securities sold. The Funds account for mortgage dollar roll transactions as purchases and sales and realize gains and losses on these transactions.

vi.  Structured Notes — The values of structured notes are based on the price movements of a reference security or index. Upon termination, a Fund will receive a payment from the issuer based on the value of the referenced instrument (notional amount multiplied by price of the referenced instrument) and record a realized gain or loss. Structured notes that are exchange traded are generally classified as Level 1 of the fair value hierarchy.

vii.  Treasury Inflation Protected Securities — TIPS are treasury securities in which the principal amount is adjusted daily to keep pace with inflation, as measured by the U.S. Consumer Pricing Index for Urban Consumers. The repayment of the original bond principal upon maturity is guaranteed by the full faith and credit of the U.S. Government.

viii.  When-Issued Securities and Forward Commitments — When-issued securities, including TBA (“To Be Announced”) securities, are securities that are authorized but not yet issued in the market and purchased in order to secure what is considered to be an advantageous price or yield to a Fund. A forward commitment involves entering into a contract to purchase or sell securities, typically on an extended settlement basis, for a fixed price at a future date. The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although a Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for its portfolio, the Fund may dispose of when-issued securities or forward commitments prior to settlement, which may result in a realized gain or loss. For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Fund and cash collateral received, if any, is reported separately on the Statements of Assets and Liabilities as receivables/payables for collateral on certain contracts. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. A Fund enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers. For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Fund and cash collateral received, if any, is reported separately on the Statements of Assets and Liabilities as receivables/payables for collateral on certain contracts. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments.

Exchange-traded derivatives, including futures and options contracts, are generally valued at the last sale or settlement price on the exchange where they are principally traded. Exchange-traded options without settlement prices are generally valued at the midpoint of the bid and ask prices on the exchange where they are principally traded (or, in the absence of two-way trading, at the last bid price for long positions and the last ask price for short positions). Exchange-traded derivatives typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be

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March 31, 2019

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i.  Forward Contracts — A forward contract is a contract between two parties to buy or sell an asset at a specified price on a future date. A forward contract settlement can occur on a cash or delivery basis. Forward contracts are marked-to-market daily using independent vendor prices, and the change in value, if any, is recorded as an unrealized gain or loss. Cash and certain investments may be used to collateralize forward contracts.

A forward foreign currency exchange contract is a forward contract in which a Fund agrees to receive or deliver a fixed quantity of one currency for another, at a pre-determined price at a future date. All forward foreign currency exchange contracts are marked-to-market daily at the applicable forward rate. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

ii.  Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security. Upon entering into a futures contract, a Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by a Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

iii.  Options — When a Fund writes call or put options, an amount equal to the premium received is recorded as a liability and is subsequently marked-to-market to reflect the current value of the option written. Swaptions are options on interest rate and or credit default swap contracts.

Upon the purchase of a call option or a put option by a Fund, the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current value of the option. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms.

iv.  Swap Contracts — Bilateral swap contracts are agreements in which a Fund and a counterparty agree to exchange periodic payments on a specified notional amount or make a net payment upon termination. Bilateral swap transactions are privately negotiated in the OTC market and payments are settled through direct payments between a Fund and the counterparty. By contrast, certain swap transactions are subject to mandatory central clearing. These swaps are executed through a derivatives clearing member (“DCM”), acting in an agency capacity, and submitted to a central counterparty (“CCP”) (“centrally cleared swaps”), in which case all payments are settled with the CCP through the DCM. Swaps are marked-to-market daily using pricing vendor quotations, counterparty or clearinghouse prices or model prices, and the change in value, if any, is recorded as an unrealized gain or loss. Upon entering into a swap contract, a Fund is required to satisfy an initial margin requirement by delivering cash or securities to the counterparty (or in some cases, segregated in a triparty account on behalf of the counterparty), which can be adjusted by any mark-to-market gains or losses pursuant to bilateral or centrally cleared arrangements. For centrally cleared swaps the daily change in valuation, if any, is recorded as a receivable or payable for variation margin.

An interest rate swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals, based upon or calculated by reference to changes in interest rates on a specified notional principal amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

A credit default swap is an agreement that involves one party (the buyer of protection) making a stream of payments to another party (the seller of protection) in exchange for the right to receive protection on a reference security or obligation, including a group of assets or exposure to the performance of an index. A Fund’s investment in credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. If a Fund buys protection through a credit default swap and no credit event occurs, its payments are limited to the periodic payments previously made to the counterparty. Upon the occurrence of a specified credit event, a Fund, as a buyer of credit protection, is entitled to receive an amount equal to the notional amount of the swap and deliver to the seller the defaulted reference obligation in a physically settled trade. A Fund may also receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade.

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3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

As a seller of protection, a Fund generally receives a payment stream throughout the term of the swap, provided that there is no credit event. In addition, if a Fund sells protection through a credit default swap, a Fund could suffer a loss because the value of the referenced obligation and the premium payments received may be less than the notional amount of the swap paid to the buyer of protection. Upon the occurrence of a specified credit event, a Fund, as a seller of credit protection, may be required to take possession of the defaulted reference obligation and pay the buyer an amount equal to the notional amount of the swap in a physically settled trade. A Fund may also pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted security or obligation. In addition, a Fund is entitled to a return of any assets, which have been pledged as collateral to the counterparty upon settlement.

The maximum potential amount of future payments (undiscounted) that a Fund as seller of protection could be required to make under a credit default swap would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or net amounts received from a settlement of a credit default swap for the same reference security or obligation where a Fund bought credit protection.

A cross currency swap is an agreement which a Fund may enter into to gain or mitigate exposure to currency risk. A cross currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount. Cross currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for another designated currency. Therefore, the entire principal value of a cross currency swap is subject to risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transactions.

A total return swap is an agreement that gives a Fund the right to receive the appreciation in the value of a specified security, basket of investments or indices, index or other instrument in return for a fee paid to the counterparty, which will typically be an agreed upon interest rate. If the underlying asset declines in value over the term of the swap, a Fund may also be required to pay the dollar value of that decline to the counterparty.

Secured Borrowings — Secured borrowings are valued at their contractual amounts, which approximate fair value, and are generally classified as Level 2 of the fair value hierarchy.

i.  Reverse Repurchase Agreements — Reverse repurchase agreements involve the sale of securities held by a Fund subject to the Fund’s agreement to repurchase the securities at a mutually agreed upon date and price (including interest), under the terms of an MRA. The gross value of reverse repurchase agreements is included in the Statements of Assets and Liabilities for financial reporting purposes.

When a Fund enters into a reverse repurchase agreement, it is required to deliver securities as collateral to the counterparty that exceed the value of the reverse repurchase agreement. During the term of a reverse repurchase agreement, the value of the underlying securities pledged as collateral on behalf of a Fund, including accrued interest, is required to exceed the value of the reverse repurchase agreement, including accrued interest. If the value of those securities pledged as collateral, including accrued interest, becomes less than the value of the reverse repurchase agreement, including accrued interest, a Fund will be obligated to deliver additional collateral to the buyer. If the buyer defaults on its commitment to sell back the securities, a Fund could suffer a loss to the extent that the amount borrowed is less than the replacement cost of similar securities and the Fund’s costs associated with delay and enforcement of the reverse repurchase agreement. In addition, in the event of default or insolvency of the buyer, a court could determine that the Fund’s interest in the amount borrowed is not enforceable, resulting in additional losses to a Fund.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Funds’ investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent

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March 31, 2019

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party vendors, such investments are classified as Level 3 investments. GSAM did not develop the unobservable inputs for valuation of Level 3 Assets and Liabilities.

C. Fair Value Hierarchy — The following is a summary of the Funds’ investments and derivatives classified in the fair value hierarchy as of March 31, 2019:

EMERGING MARKETS DEBT

Investment Type	Level 1	Level 2	Level 3

Assets

Fixed Income

Sovereign Debt Obligations	$—	$1,055,502,084	$—

Corporate Obligations	—	422,489,799	—

Municipal Debt Obligations	—	12,915,032	—

Investment Company	14,750,424	—	—

Total	$14,750,424	$1,490,906,915	$—

Liabilities

Reverse Repurchase Agreements	$—	$(5,005,000)	$—

Total	$—	$(5,005,000)	$—

Derivative Type

Assets

Forward Foreign Currency Exchange Contracts(a)	$—	$9,452,606	$—

Futures Contracts(a)	6,333,490	—	—

Interest Rate Swap Contracts(a)	—	758,656	—

Credit Default Swap Contracts(a)	—	1,617,316	—

Options Purchased	488,175	—	—

Total	$6,821,665	$11,828,578	$—

Liabilities(a)

Forward Foreign Currency Exchange Contracts	$—	$(6,489,450)	$—

Futures Contracts	(1,329,854)	—	—

Interest Rate Swap Contracts	—	(1,992,430)	—

Credit Default Swap Contracts	—	(5,576,763)	—

Total	$(1,329,854)	$(14,058,643)	$—

(a)	Amount shown represents unrealized gain (loss) at period end.

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HIGH YIELD

Investment Type	Level 1	Level 2	Level 3

Assets

Fixed Income

Bank Loans	$—	$104,828,555	$—

Corporate Obligations	—	2,020,100,853	—

Common Stock and/or Other Equity Investments

North America	784,377	4,810,649	—

Investment Company	87,368,040	—	—

Exchange Traded Fund	22,474,864	—	—

Total	$110,627,281	$2,129,740,057	$—

Liabilities

Reverse Repurchase Agreements	$—	$(7,452,125)	$—

Total	$—	$(7,452,125)	$—

Derivative Type

Assets

Futures Contracts(a)	$1,852,981	$—	$—

Credit Default Swap Contracts(a)	—	676,754	—

Options Purchased	338,675	—	—

Total	$2,191,656	$676,754	$—

Liabilities(a)

Futures Contracts	$(1,895,334)	$—	$—

(a)	Amount shown represents unrealized gain (loss) at period end.

HIGH YIELD FLOATING RATE

Investment Type	Level 1	Level 2	Level 3

Assets

Fixed Income

Bank Loans	$—	$2,123,949,130	$16,921,844

Corporate Obligations	—	57,997,228	—

Unfunded Loan Committment	—	1,509,535	—

Common Stock and/or Other Equity Investments

North America	—	5,296,048	—

Exchange Traded Funds	52,481,516	—	—

Investment Company	17,476,345	—	—

Total	$69,957,861	$2,188,751,941	$16,921,844

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March 31, 2019

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

HIGH YIELD FLOATING RATE (continued)

Derivative Type	Level 1	Level 2	Level 3

Assets(a)

Forward Foreign Currency Exchange Contracts	$—	$677,304	$—

Futures Contracts	17,661	—	—

Total	$17,661	$677,304	$—

Liabilities(a)

Forward Foreign Currency Exchange Contracts with Unrealized Gain	$—	$(40,254)	$—

Futures Contracts	(373,451)	—	—

Total	$(373,451)	$(40,254)	$—

(a)	Amount shown represents unrealized gain (loss) at period end.

INVESTMENT GRADE CREDIT

Investment Type	Level 1	Level 2	Level 3

Assets

Fixed Income

Corporate Obligations	$—	$441,382,393	$—

Foreign Debt Obligations	—	18,282,866	—

Municipal Debt Obligations	—	3,586,470	—

U.S. Treasury Obligations	3,585,917	—	—

Investment Company	6,402,136	—	—

Total	$9,988,053	$463,251,729	$—

Derivative Type

Assets

Forward Foreign Currency Exchange Contracts(a)	$—	$55,500	$—

Futures Contracts(a)	1,040,406	—	—

Interest Rate Swap Contracts(a)	—	13,236	—

Credit Default Swap Contracts(a)	—	272,666	—

Options Purchased	72,450	—	—

Total	$1,112,856	$341,402	$—

Liabilities(a)

Futures Contracts	$(304,239)	$—	$—

Credit Default Swap Contracts	—	(39,329)	—

Total	$(304,239)	$(39,329)	$—

(a)	Amount shown represents unrealized gain (loss) at period end.

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3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

LOCAL EMERGING MARKETS DEBT

Investment Type	Level 1	Level 2	Level 3

Assets

Fixed Income

Sovereign Debt Obligations	$—	$142,430,354	$—

Corporate Obligations	—	4,515,107	—

Structured Notes	—	19,944,503	—

Municipal Debt Obligations	—	965,971	—
U.S. Treasury Obligations	3,205,415	—	—

Investment Company	13,273,080	—	—

Total	$16,478,495	$167,855,935	$—

Derivative Type

Assets

Forward Foreign Currency Exchange Contracts(a)	$—	$1,503,353	$—

Futures Contracts(a)	362,034	—	—

Interest Rate Swap Contracts(a)	—	1,591,828	—

Non Deliverable Bond Forwards Contracts(a)	—	22,189	—

Options Purchased	54,050	—	—

Total	$416,084	$3,117,370	$—

Liabilities(a)

Forward Foreign Currency Exchange Contracts	$—	$(1,804,828)	$—

Futures Contracts	(558,474)	—	—

Interest Rate Swap Contracts	—	(896,739)	—

Credit Default Swap Contracts	—	(314,800)	—

Total	$(558,474)	$(3,016,367)	$—

(a)	Amount shown represents unrealized gain (loss) at period end.

U.S. MORTGAGES

Investment Type	Level 1	Level 2	Level 3

Assets

Fixed Income

Mortgage-Backed Obligations	$—	$489,013,240	$—

Asset-Backed Securities	—	60,349,515	—

Municipal Debt Obligation	—	1,157,717	—

Investment Company	18,368,741	—	—

Total	$18,368,741	$550,520,472	$—

Liabilities

Fixed Income

Mortgage-Backed Obligations — Forward Sales Contracts	$—	$(65,113,172)	$—

Total	$—	$(65,113,172)	$—

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Notes to Financial Statements (continued)

March 31, 2019

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

U.S. MORTGAGES (continued)

Derivative Type	Level 1	Level 2	Level 3

Assets

Futures Contracts(a)	$695,728	$—	$—

Interest Rate Swap Contracts(a)	—	16,730	—

Options Purchased	78,200	163,364	—

Total	$773,928	$180,094	$—

Liabilities

Futures Contracts(a)	$(121,246)	$—	$—

Options Written	—	(98,705)	—

Total	$(121,246)	$(98,705)	$—

(a)	Amount shown represents unrealized gain (loss) at period end.

For further information regarding security characteristics, see the Schedules of Investments.

4. INVESTMENTS IN DERIVATIVES

The following tables set forth, by certain risk types, the gross value of derivative contracts (not considered to be hedging instruments for accounting disclosure purposes) as of March 31, 2019. These instruments were used as part of the Funds’ investment strategies and to obtain and/or manage exposure related to the risks below. The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Funds’ net exposure.

EMERGING MARKETS DEBT
Risk	Statement of Assets and Liabilities	Assets		Statement of Assets and Liabilities	Liabilities
Interest rate	Variation margin on swap contracts; Variation margin on futures contracts; Purchased options, at value	$7,580,321	(a)	Variation margin on swap contracts; Variation margin on futures contracts	$(3,322,284)	(a)
Credit	Receivable for unrealized gain on swap Contracts; Variation margin on swap contracts	1,617,316	(a)	Payable for unrealized gain on swap Contracts; Variation margin on swap contracts	(5,576,763)	(a)(b)
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts.	9,452,606		Payable for unrealized loss on forward foreign currency exchange contracts.	(6,489,450)
Total		$18,650,243			$(15,388,497)

(a)	Includes unrealized gain (loss) on futures contracts and centrally cleared swaps described in the Additional Investment Information sections of the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.
(b)	Aggregate of amounts include $5,560,951 for the Emerging Markets Debt Fund, which represents the payments to be made pursuant to bilateral agreements should counterparties exercise their “right to terminate” provisions based on, among others, the Fund’s performance, its failure to pay on its obligations or failure to pledge collateral. Such amounts do not include incremental charges directly associated with the close-out of the agreements. They also do not reflect the fair value of any assets pledged as collateral which, through the daily margining process, substantially offsets the aforementioned amounts and for which the Fund is entitled to a full return.

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HIGH YIELD
Risk	Statement of Assets and Liabilities	Assets		Statement of Assets and Liabilities	Liabilities
Interest rate	Variation margin on futures contracts; Purchased options, at value	$2,191,656	(a)	Variation margin on futures contracts	$(1,895,334)	(a)
Credit	Variation margin on swap contracts	676,754	(a)	—	—
Total		$2,868,410			$(1,895,334)

HIGH YIELD FLOATING RATE FUND
Risk	Statement of Assets and Liabilities	Assets		Statement of Assets and Liabilities	Liabilities
Interest rate	Variation margin on futures contracts	$17,661	(a)	Variation margin on futures contracts	$(373,451)	(a)
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	677,304		Payable for unrealized loss on forward foreign currency exchange contracts	(40,254)
Total		$694,965			$(413,705)

INVESTMENT GRADE CREDIT
Risk	Statement of Assets and Liabilities	Assets		Statement of Assets and Liabilities	Liabilities
Interest rate	Variation margin on futures contracts; Variation margin on swap contracts; Purchased options, at value	$1,126,092	(a)	Variation margin on futures contracts	$(304,239)	(a)
Credit	Variation margin on swap contracts	272,666	(a)	Variation margin on swap contracts	(39,329)
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	55,500		—	—
Total		$1,454,258			$ (343,568)

(a)	Includes unrealized gain (loss) on futures contracts and centrally cleared swaps described in the Additional Investment Information sections of the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

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GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2019

4. INVESTMENTS IN DERIVATIVES (continued)

LOCAL EMERGING MARKETS DEBT
Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Interest rate	Receivable for unrealized gain on swap contracts; Receivable for unrealized gain on non-deliverable bond forward contracts: Variation margin on swap contracts; Variation margin on futures contracts; Purchased options contracts, at value	$2,030,101	(a)	Payable for unrealized loss on swap contracts; Variation margin on swap contracts; Variation margin on futures contracts	$(1,455,213)	(a)(b)
Credit	—	—		Payable for unrealized loss on swap contracts	(314,800)	(a)(b)
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	1,503,353		Payable for unrealized loss on forward foreign currency exchange contracts	(1,804,828)
Total		$3,533,454			$(3,574,841)

U.S. MORTGAGES
Risk	Statement of Assets and Liabilities	Assets		Statement of Assets and Liabilities	Liabilities
Interest rate	Variation margin on swap contracts; Variation margin on futures contracts; Purchased options at value	$954,022	(a)	Variation margin on futures contracts; Written options at value	$(219,951)	(a)

(a)	Includes unrealized gain (loss) on futures contracts and centrally cleared swaps described in the Additional Investment Information sections of the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.
(b)	Aggregate of amounts include $792,615 for the Local Emerging Markets Debt Fund, which represents the payments to be made pursuant to bilateral agreements should counterparties exercise their “right to terminate” provisions based on, among others, the Fund’s performance, its failure to pay on its obligations or failure to pledge collateral. Such amounts do not include incremental charges directly associated with the close-out of the agreements. They also do not reflect the fair value of any assets pledged as collateral which, through the daily margining process, substantially offsets the aforementioned amounts and for which the Fund is entitled to a full return.

The following tables set forth, by certain risk types, the Funds’ gains (losses) related to these derivatives and their indicative volumes for the fiscal year ended March 31, 2019. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

EMERGING MARKETS DEBT
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest rate	Net realized gain (loss) from futures contracts and swap contracts/Net change in unrealized gain (loss) on purchased options contracts, futures contracts and swap contracts	$(2,214,585)	$3,196,736	5,387
Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	(4,991,351)	2,829,096	105
Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net change in unrealized gain (loss) on forward foreign currency exchange contracts	8,472,924	4,291,887	246
Total		$1,266,988	$10,317,719	5,738

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4. INVESTMENTS IN DERIVATIVES (continued)

HIGH YIELD
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest rate	Net realized gain (loss) from futures contracts /Net change in unrealized gain (loss) on purchased options contracts and futures contracts	$(456,919)	$2,173,905	3,343
Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	718,986	598,787	1
Equity	Net realized gain (loss) from swap contracts	1,588,754	—	1
Total		$1,850,821	$2,772,692	3,345

HIGH YIELD FLOATING RATE
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest rate	Net realized gain (loss) from futures contracts and swap contracts/Net change in unrealized gain (loss) on futures contracts and swap contracts	$(2,815,672)	$1,046,703	950
Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	996,634	757,144	1
Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net change in unrealized gain (loss) on forward foreign currency exchange contracts	4,086,950	860,258	4
Total		$2,267,912	$2,664,105	955

INVESTMENT GRADE CREDIT
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest rate	Net realized gain (loss) from purchased options contracts, futures contracts and swap contracts /Net change in unrealized gain (loss) on purchased options contracts, futures contracts and swap contracts	$(552,313)	$721,993	648
Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	338,899	245,312	2
Currency	Net realized gain (loss) forward foreign currency exchange contracts /Net change in unrealized gain (loss) on forward foreign currency exchange contracts	350,912	56,664	1
Total		$137,498	$1,023,969	651

169

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2019

4. INVESTMENTS IN DERIVATIVES (continued)

LOCAL EMERGING MARKETS DEBT
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest rate	Net realized gain (loss) on futures contracts, nondeliverable bond forward contracts and swap contracts /Net change in unrealized gain (loss) on purchased options contracts, futures contracts, nondeliverable bond forward contracts and swap contracts	$869,621	$435,707	545
Credit	Net realized gain (loss) on swap contracts/Net change in unrealized gain (loss) on swap contracts	(829,168)	582,736	40
Currency	Net realized gain (loss) on forward foreign currency exchange/Net change in unrealized gain (loss) on forward foreign currency exchange contracts	(9,761,603)	(433,592)	283
Total		$(9,721,150)	$584,851	868

U.S. MORTGAGES
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest rate	Net realized gain (loss) from purchased options contracts, futures contracts, swap contracts and written options contracts/Net change in unrealized gain (loss) on purchased options contracts, futures contracts, swap contracts and written options contracts	$1,239,824	$(41,141)	750

(a)	Average number of contracts is based on the average of month end balances for the fiscal year ended March 31, 2019.

In order to better define its contractual rights and to secure rights that will help a Fund mitigate its counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs OTC derivatives (including forward foreign currency exchange contracts, and certain options and swaps), and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

Collateral and margin requirements differ between exchange traded derivatives and OTC derivatives. Margin requirements are established by the broker or clearing house for exchange-traded and centrally cleared derivatives (financial futures contracts, options and centrally cleared swaps) pursuant to governing agreements for those instrument types. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract-specific for OTC derivatives. For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by a Fund and the counterparty. Additionally, a Fund may be required to post initial margin to the counterparty, the terms of which would be outlined in the confirmation of the OTC transaction.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Fund and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as receivables/payables for collateral on certain derivative contracts. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold before a transfer is required to be made. To the extent amounts due to a Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. A Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that the Investment Adviser believes to be of good standing and by monitoring the financial stability of those counterparties.

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4. INVESTMENTS IN DERIVATIVES (continued)

Additionally, the netting of assets and liabilities and the offsetting of collateral pledged or received are based on contractual netting/set-off provisions in the ISDA Master Agreement or similar agreements. However, in the event of a default or insolvency of a counterparty, a court could determine that such rights are not enforceable due to the restrictions or prohibitions against the right of setoff that may be imposed in accordance with a particular jurisdiction’s bankruptcy or insolvency laws.

The following tables set forth the Funds’ net exposure for derivative instruments that are subject to enforceable master netting arrangements or similar agreements as of March 31, 2019:

Emerging Markets Debt Fund
	Derivative Assets(1)				Derivative Liabilities(1)			Net Derivative Asset (Liabilities)	Collateral (Received) Pledged(1)	Net Amount(2)
Counterparty	Swaps	Forward Currency Contracts		Total	Swaps	Forward Currency Contracts	Total
Barclays Bank PLC	$66,319	$—		$66,319	$(943,269)	$—	$(943,269)	$(876,950)	$876,950	$—
BoA Securities LLC	—	—		—	(475,058)	—	(475,058)	(475,058)	280,000	(195,058)
Citibank NA	376,652	—		376,652	(1,616,000)	—	(1,616,000)	(1,239,348)	1,239,348	—
CS International (London)	—	—		—	(91,288)	—	(91,288)	(91,288)	—	(91,288)
Deutsche Bank AG (London)	156,341	—		156,341	(1,024,178)	—	(1,024,178)	(867,837)	867,837	—
JPMorgan Securities, Inc.	30,091	—		30,091	(1,030,290)	—	(1,030,290)	(1,000,199)	1,000,199	—
MS & Co. Int. PLC	—	9,452,606		9,452,606	—	(6,489,450)	(6,489,450)	2,963,156	—	2,963,156
UBS AG (London)	—	—		—	(380,868)	—	(380,868)	(380,868)	380,868	—

Total	$629,403	$9,452,606		$10,082,009	$(5,560,951)	$(6,489,450)	$(12,050,401)	$(1,968,392)	$4,645,202	$2,676,810

Local Emerging Markets Debt Fund
	Derivative Assets(1)				Derivative Liabilities(1)			Net Derivative Asset (Liabilities)	Collateral (Received) Pledged(1)	Net Amount(2)
Counterparty	Swaps	Forward Currency Contracts		Total	Swaps	Forward Currency Contracts	Total
Barclays Bank PLC	$—	$—		$—	$(44,203)	$—	$(44,203)	$(44,203)	$10,000	$(34,203)
BoA Securities LLC	2,914	22,189	*	25,103	(48,412)	—	(48,412)	(23,309)	—	(23,309)
Citibank NA	62,043	—		62,043	(251,413)	—	(251,413)	(189,370)	189,370	—
CS International (London)	1,373	—		1,373	(79,130)	—	(79,130)	(77,757)	77,757	—
JPMorgan Securities, Inc.	—	—		—	(24,100)	—	(24,100)	(24,100)	—	(24,100)
MS & Co. Int. PLC	74,409	1,503,353		1,577,762	(339,625)	(1,804,828)	(2,144,453)	(566,691)	566,691	—
UBS AG (London)	—	—		—	(5,732)	—	(5,732)	(5,732)	—	(5,732)

Total	$140,739	$1,525,542		$1,666,281	$(792,615)	$(1,804,828)	$(2,597,443)	$(931,162)	$843,818	$(87,344)

*	Includes non-deliverable bond forward contracts of $22,189.
(1)	Gross amounts available for offset but not netted in the Statement of Assets and Liabilities.
(2)	Net amount represents the net amount due (to) from counterparty in the event of a default based on the contractual set-off rights under the agreement. Net amount excludes any over-collateralized amounts.

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GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2019

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

For the fiscal year ended March 31, 2019, contractual and effective net management fees with GSAM were at the following rates:

Fund Name	First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate	Effective Net Management Rate^
Emerging Markets Debt Fund	0.80%	0.80%	0.72%	0.68%	0.67%	0.79%	0.79%
High Yield Fund	0.70	0.70	0.63	0.60	0.59	0.69	0.69
High Yield Floating Rate Fund	0.60	0.54	0.51	0.50	0.49	0.54	0.54
Investment Grade Credit Fund	0.34	0.31	0.29	0.28	0.28	0.34	0.34
Local Emerging Markets Debt Fund	0.80	0.80	0.72	0.68	0.67	0.80	0.79
U.S. Mortgages Fund	0.34	0.31	0.29	0.28	0.28	0.34	0.33

^	The Effective Net Management Rate includes the impact of management fee waivers of affiliated underlying funds, if any. The Effective Net Management Rate may not correlate to the Contractual Management Rate as a result of management fee waivers that may be in effect from time to time.

Certain Funds invest in Institutional Shares of the Goldman Sachs Financial Square Government Fund, Goldman Sachs Access High Yield Corporate Bond ETF, Goldman Sachs Access Treasury 0-1 Year ETF and Class R6 Shares of the Goldman Sachs Emerging Markets Debt Fund and Goldman Sachs Local Emerging Markets Debt Fund, which are affiliated Underlying Funds. GSAM has agreed to waive a portion of its management fee payable by each applicable Fund in an amount equal to the management fee it earns as an investment adviser to the affiliated Underlying Funds in which each Fund invests. For the fiscal year ended March 31, 2019, the management fee waived by GSAM for each Fund was as follows:

Fund	Management Fee Waived
Emerging Markets Debt Fund	$69,490
High Yield Fund	54,957
High Yield Floating Rate Fund	273,965
Investment Grade Credit Fund	4,514
Local Emerging Markets Debt Fund	28,498
U.S. Mortgages Fund	45,697

B.  Distribution and/or Service (12b-1) Plans — The Trust, on behalf of Class A and Class R Shares of each applicable Fund, has adopted Distribution and Service Plans subject to Rule 12b-1 under the Act. Under the Distribution and Service Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly, for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class A or Class R Shares of the Funds, as applicable, as set forth below.

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GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

The Trust, on behalf of Class C Shares of each applicable Fund, has adopted a Distribution Plan subject to Rule 12b-1 under the Act. Under the Distribution Plan, Goldman Sachs as Distributor is entitled to a fee accrued daily and paid monthly for distribution services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class C Shares of the Funds, as set forth below.

The Trust, on behalf of Service Shares of each applicable Fund, has adopted a Service Plan subject to Rule 12b-1 under the Act to allow Service Shares to compensate service organizations (including Goldman Sachs) for providing personal and account maintenance services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations equal to an annual percentage rate of the average daily net assets attributable to Services Shares of the Funds, as set forth below.

	Distribution and/or Service Plan Rates
	Class A*	Class C	Class R*	Service
Distribution and/or Service Plan	0.25%	0.75%	0.50%	0.25%

*	With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution and Service Plans to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

C.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Funds pursuant to a Distribution Agreement, may retain a portion of the Class A Shares’ front end sales charge. During the fiscal year ended March 31, 2019, Goldman Sachs retained the following amounts:

Front End Sales Charge
Fund Name	Class A
Emerging Markets Debt Fund	$4,369
High Yield Fund	10,272
High Yield Floating Rate Fund	522
Investment Grade Credit Fund	1,547
Local Emerging Markets Debt Fund	753
U.S. Mortgages Fund	753

During the fiscal year ended March 31, 2019, Goldman Sachs did not retain any portion of Class C Shares’ CDSC.

D.  Service and/or Shareholder Administration Plans — The Trust, on behalf of each applicable Fund, has adopted Service and/or Shareholder Administration Plans to allow Class C and Service Shares, respectively, to compensate service organizations (including Goldman Sachs) for providing varying levels of personal and account maintenance and/or shareholder administration services to their customers who are beneficial owners of such shares. The Service and/or Shareholder Administration Plans each provide for compensation to the service organizations equal to an annual percentage rate of 0.25% the average daily net assets attributable to Class C and/or Service Shares of the Funds.

E.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.13% of the average daily net assets of Class A, Class C, Investor and Class R Shares, and 0.03% of the average daily net assets of Class P and Class R6 Shares; 0.04% of the average daily net assets of Institutional and Service Shares, and 0.03% of the average daily net assets with respect to the Investment Grade Credit and U.S. Mortgages Funds’ Separate Account Institutional Shares. Prior to April 20, 2018, such fee was 0.04% of the average daily net assets of the Investment Grade Credit and U.S. Mortgages Funds’ Separate Account Institutional Shares.

173

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2019

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

Goldman Sachs has agreed to waive a portion of the transfer agency fees equal to 0.04% of the average daily net assets attributable to Class A, Class C and Investor Shares of the Local Emerging Markets Debt Fund and 0.06% of the average daily net assets attributable to Class A, Class C, Investor and Class R Shares of the High Yield Fund through at least July 29, 2019. Prior to July 30, 2018, Goldman Sachs had agreed to waive a portion of the transfer agent fees equal to 0.03% of the average daily net assets attributable to Class A, Class C, Investor and Class R shares of the High Yield Fund.

F.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expenses” of the Funds (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets for Emerging Markets Debt, High Yield, High Yield Floating Rate, Investment Grade Credit, Local Emerging Markets Debt and U.S. Mortgages Funds are 0.024%, 0.024%, 0.104%, 0.004%, 0.074% and 0.074%, respectively. These Other Expense limitations will remain in place through at least July 29, 2019, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. In addition, the Funds have entered into certain offset arrangements with the transfer agent, which may result in a reduction of the Funds’ expenses and are received irrespective of the application of the “Other Expense” limitations described above.

For the fiscal year ended March 31, 2019, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Fund Name	Management Fee Waiver	Transfer Agency Waiver/Credits	Other Expense Reimbursements	Total Expense Reductions
Emerging Markets Debt Fund	$69,490	$386	$962,627	$1,032,503
High Yield Fund	54,957	113,245	373,821	542,023
High Yield Floating Rate Fund	273,965	15	—	273,980
Investment Grade Credit Fund	4,514	27	445,560	450,101
Local Emerging Markets Debt Fund	28,498	7,715	662,325	698,538
U.S. Mortgages Fund	45,697	252	308,159	354,108

G.  Line of Credit Facility — As of March 31, 2019, the Funds participated in a $770,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the fiscal year ended March 31, 2019, the Funds did not have any borrowings under the facility. The facility was decreased to $580,000,000 effective April 30, 2019.

H.  Other Transactions with Affiliates — For the fiscal year ended March 31, 2019 , Goldman Sachs earned $152,491, $20,107, $13,302 and $23,299, in brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant, on behalf of the Emerging Markets Debt, Investment Grade Credit, Local Emerging Markets Debt and U.S. Mortgages Funds, respectively.

The Funds may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is solely due to having a common investment adviser, common officers, or common trustees. For the fiscal year ended March 31, 2019, the purchase and

174

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

sale transactions and related net realized gain (loss) for the Funds with an affiliated fund in compliance with Rule 17a-7 under the Act were as follows:

Fund	Purchases at Cost	Proceeds from sales	Net realized gain (loss)
High Yield Floating Rate	$17,275,961	$7,551,984	$(106,753)

As of March 31, 2019, the following Fund of Funds Portfolios were the beneficial owners of 5% or more of total outstanding shares of the Local Emerging Market Debts Fund:

Goldman Sachs Balanced Strategy Portfolio	Goldman Sachs Income Builder Fund	Goldman Sachs Satellite Strategies Portfolio	Goldman Sachs Trust Growth and Income Portfolio
10%	13%	11%	9%

As of March 31, 2019, The Goldman Sachs Group, Inc. was the beneficial owner of 12% of Class R Shares of the High Yield Floating Rate Fund.

The table below shows the transactions in and earnings from investments in the Goldman Sachs Financial Square Government Fund, Goldman Sachs Access High Yield Corporate Bond ETF, Goldman Sachs Emerging Markets Debt Fund, Goldman Sachs Local Emerging Markets Debt Fund and Goldman Sachs TreasuryAccess 0-1 Year ETF for the fiscal year ended March 31, 2019:

Fund	Underlying Fund	Beginning Value as of March 31, 2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Gain/(Loss)	Ending Value as of March 31, 2019	Shares as of March 31, 2019	Dividend Income
Emerging Markets Debt Fund	Goldman Sachs Financial Square Government Fund — Institutional Shares	$47,535,587	$810,253,261	$(843,038,424)	$—	$—	$14,750,424	14,750,424	$851,094
High Yield	Goldman Sachs Financial Square Government Fund — Institutional Shares	69,421,973	909,237,974	(891,291,907)	—	—	87,368,040	87,368,040	691,711
	Goldman Sachs Access High Yield Corporate Bond ETF	1,215,500	23,598,860	(2,375,767)	8,087	28,184	22,474,864	460,000	28,731
High Yield Floating Rate	Goldman Sachs Financial Square Government Fund — Institutional Shares	408,461,237	1,872,489,733	(2,263,474,625)	—	—	17,476,345	17,476,345	2,953,833
	Goldman Sachs Access Treasury 0-1 Year ETF	23,695,141	—	(23,674,709)	(12,974)	(7,458)	—	—	232,133
Investment Grade Credit	Goldman Sachs Financial Square Government Fund — Institutional Shares	11,237,208	111,606,690	(116,441,762)	—	—	6,402,136	6,402,136	60,981
Local Emerging Markets Debt	Goldman Sachs Financial Square Government Fund — Institutional Shares	21,553	320,583,780	(307,332,253)	—	—	13,273,080	13,273,080	347,683
U.S. Mortgages	Goldman Sachs Financial Square Government Fund — Institutional Shares	16,257,764	304,762,332	(302,651,355)	—	—	18,368,741	18,368,741	507,253

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GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2019

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended March 31, 2019, were:

Fund	Purchases of U.S. Government and Agency Obligations	Purchases (Excluding U.S. Government and Agency Obligations)	Sales and Maturities of U.S. Government and Agency Obligations	Sales and Maturities (Excluding U.S. Government and Agency Obligations)
Emerging Markets Debt Fund	$745,251,931	$827,242,655	$781,295,519	$1,542,509,333
High Yield Fund	—	1,370,544,678	—	2,003,123,919
High Yield Floating Rate Fund	—	2,409,783,131	—	3,889,602,283
Investment Grade Credit Fund	46,452,140	352,573,723	272,166,547	42,877,493
Local Emerging Markets Debt Fund	91,678,611	172,862,489	89,141,375	233,593,978
U.S. Mortgages Fund	6,521,362,980	36,814,611	6,518,978,694	18,759,470

The table below summarizes the reverse repurchase agreement activity for the fiscal year ended March 31, 2019:

Fund	Average amount of borrowings	Weighted average interest rate (Paid) Received	Number of days outstanding during the period
Emerging Markets Debt	$3,292,671	(1.164)%	277
High Yield	24,786,703	0.489	365
High Yield Floating Rate	4,892,572	0.753	360

The following table sets forth the Funds’ different types of investments pledged as collateral and the remaining contractual maturities of the reverse repurchase agreements as of March 31, 2019:

EMERGING MARKET DEBT
	Remaining Contractual Maturity of the Agreements As of March 31, 2019
	Overnight and Continuous	< 30 days	Between 30 and 90 days	> 90 days	Total

Reverse Repurchase Agreements
Corporate Obligations	$—	$—	$—	$5,005,000	$5,005,000

Total Borrowings	$—	$—	$—	$5,005,000	$5,005,000
Gross amount of recognized liabilities for reverse repurchase agreements					$5,005,000

HIGH YIELD
	Remaining Contractual Maturity of the Agreements As of March 31, 2019
	Overnight and Continuous	< 30 days	Between 30 and 90 days	> 90 days	Total

Reverse Repurchase Agreements
Corporate Obligations	$—	$—	$—	$7,452,125	$7,452,125

Total Borrowings	$—	$—	$—	$7,452,125	$7,452,125
Gross amount of recognized liabilities for reverse repurchase agreements					$7,452,125

176

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

7. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended March 31, 2019 was as follows:

	Emerging Markets Debt	High Yield	High Yield Floating Rate	Investment Grade Credit	Local Emerging Markets Debt	U.S. Mortgages
Distribution paid from:
Ordinary income	$96,327,961	$136,906,072	$179,922,941	$14,037,904	$—	$14,396,898
Net long-term capital gains	—	—	—	—	—	—
Total taxable distributions	$96,327,961	$136,906,072	$179,922,941	$14,037,904	$—	$14,396,898
Tax return of capital	$8,327,144	$—	$—	$—	$14,803,079	$—

The tax character of distributions paid during the fiscal year ended March 31, 2018 was as follows:

	Emerging Markets Debt	High Yield	High Yield Floating Rate	Local Emerging Markets Debt	Investment Grade Credit	U.S. Mortgages
Distribution paid from:
Ordinary income	$102,315,489	$180,014,404	$167,715,352	$13,366,632	$947,567	$11,862,690
Total taxable distributions	$102,315,489	$180,014,404	$167,715,352	$13,366,632	$947,567	$11,862,690
Tax return of capital	$—	$—	$2,149,413	$—	$—	$206,646

As of March 31, 2019, the components of accumulated earnings (losses) on a tax basis were as follows:

	Emerging Markets Debt	High Yield	High Yield Floating Rate	Investment Grade Credit	Local Emerging Markets Debt	U.S. Mortgages
Undistributed ordinary income — net	$—	$2,751,119	$2,311,318	$601,885	$—	$42,259
Undistributed long-term capital gains	—	—	—	—	—	—
Total undistributed earnings	$—	$2,751,119	$2,311,318	$601,885	$—	$42,259
Capital loss carryforwards:(1)
Perpetual Short-Term	(19,106,151)	(126,066,850)	(61,948,807)	(3,385,957)	(103,240,568)	(11,779,895)
Perpetual Long-Term	(49,906,731)	(245,492,135)	(122,814,422)	—	(40,334,463)	(5,400,046)
Total capital loss carryforwards	$(69,012,882)	$(371,558,985)	$(184,763,229)	$(3,385,957)	$(143,575,031)	$(17,179,941)
Timing differences (Qualified Late Year Loss Deferral/Post October Loss Deferral/Straddle Deferral/Distributions Payable)	$(46,223,999)	$(23,286,943)	$(79,735,217)	$(194,796)	$(10,178,053)	$(84,444)
Unrealized gains (losses) — net	(76,399,330)	(32,846,245)	(79,378,900)	9,102,898	(18,392,970)	2,976,524
Total accumulated earnings (losses) net	$(191,636,211)	$(424,941,054)	$(341,566,028)	$6,124,030	$(172,146,054)	$(14,245,602)

(1)	The High Yield Fund utilized $11,636,439 of capital losses in the current fiscal year.

177

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Notes to Financial Statements (continued)

March 31, 2019

7. TAX INFORMATION (continued)

As of March 31, 2019, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Emerging Markets Debt	High Yield	High Yield Floating Rate	Investment Grade Credit	Local Emerging Markets Debt	U.S. Mortgages
Tax Cost	$1,585,251,855	$2,274,076,256	$2,353,869,327	$465,222,836	$202,539,486	$566,414,325
Gross unrealized gain	34,418,574	47,574,170	4,268,647	11,283,250	1,972,470	6,130,352
Gross unrealized loss	(110,817,904)	(80,420,415)	(83,647,547)	(2,180,352)	(20,365,440)	(3,153,828)
Net unrealized gains (losses)	$(76,399,330)	$(32,846,245)	$(79,378,900)	$9,102,898	$(18,392,970)	$2,976,524

The difference between GAAP-basis and tax basis unrealized gains (losses) is attributable primarily to wash sales, net mark to market gains/(losses) on regulated futures and options contracts, net mark to market gains/(losses) on foreign currency contracts, and differences in the tax treatment of swap transactions, material modification of debt securities, and foreign currency transactions.

The Local Emerging Markets Debt Fund reclassed $21,146,957 from paid in capital to distributable earnings for the year ending March 31, 2019. In order to present certain components of the Fund’s capital accounts on a tax-basis, certain reclassifications have been recorded to the Fund’s accounts. These reclassifications have no impact on the net asset value of the Fund and result primarily from net operating losses.

The U.S. Mortgages Fund reclassed $308,633 from paid in capital to distributable earnings for the year ending March 31, 2019. In order to present certain components of the Fund’s capital accounts on a tax-basis, certain reclassifications have been recorded to the Fund’s accounts. These reclassifications have no impact on the net asset value of the Fund and result primarily from return of capital distributions.

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

8. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Derivatives Risk — The Funds’ use of derivatives may result in loss. Derivative instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments, may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Funds. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. Losses from derivatives can also result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

Foreign Custody Risk — If a Fund invests in foreign securities, the Fund may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some foreign custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over, or independent evaluation of, their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

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8. OTHER RISKS (continued)

Foreign and Emerging Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the United States. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which the Funds invest. The imposition of exchange controls (including repatriation restrictions), confiscations, trade restrictions (including tariffs) and other government restrictions by the United States or other governments, or from problems in share registration, settlement or custody, may also result in losses. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that the Funds also invest in securities of issuers located in emerging markets, these risks may be more pronounced.

Geographic Risk — If a Fund focuses its investments in securities of issuers located in a particular country or geographic region, the Fund may be subjected, to a greater extent than if its investments were less focused, to the risks of volatile economic cycles and/or conditions and developments that may be particular to that country or region, such as: adverse securities markets; adverse exchange rates; adverse social, political, regulatory, economic, business, environmental or other developments; or natural disasters.

Interest Rate Risk — When interest rates increase, fixed income securities or instruments held by the Funds will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments. The risks associated with changing interest rates may have unpredictable effects on the markets and the Funds’ investments. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by the Funds.

Investments in Other Investment Companies Risk — As a shareholder of another investment company, including exchange-traded funds (“ETF”), a Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund. ETFs are subject to risks that do not apply to conventional mutual funds, including but not limited to the following: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; and (ii) an active trading market for an ETF’s shares may not develop or be maintained.

Large Shareholder Transactions Risk — A Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include a Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause a Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact a Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would.

Leverage Risk — Leverage creates exposure to potential gains and losses in excess of the initial amount invested. Borrowing and the use of derivatives may result in leverage and may make a Fund more volatile. When a Fund uses leverage, the sum of that Fund’s investment exposure may significantly exceed the amount of assets invested in the Fund, although these exposures may vary over time. Relatively small market movements may result in large changes in the value of a leveraged investment. A Fund will identify liquid assets on its books or otherwise cover transactions that may give rise to such risk, to the extent required by applicable law. The use of leverage may cause a Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. The use of leverage by a Fund can substantially increase the adverse impact to which the Fund’s investment portfolio may be subject.

Liquidity Risk — A Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to

179

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2019

8. OTHER RISKS (continued)

the risk that a Fund will not be able to pay redemption proceeds within the allowable time period or without significant dilution to remaining investors’ interests because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. If a Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Fund’s NAV and dilute remaining investors’ interests. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, potentially causing increased supply in the market due to selling activity. These risks may be more pronounced in connection with the Fund’s investments in securities of issuers located in emerging market countries.

Loan-Related Investments Risk — In addition to risks generally associated with debt investments, loan-related investments such as loan participations and assignments are subject to other risks. Although a loan obligation may be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to investment. Many loan investments are subject to legal or contractual restrictions on resale and may be relatively illiquid and difficult to value. There is less readily available, reliable information about most loan investments than is the case for many other types of securities. Substantial increases in interest rates may cause an increase in loan obligation defaults. With respect to loan participations, a Fund may not always have direct recourse against a borrower if the borrower fails to pay scheduled principal and/or interest; may be subject to greater delays, expenses and risks than if the Fund had purchased a direct obligation of the borrower; and may be regarded as the creditor of the agent lender (rather than the borrower), subjecting the Fund to the creditworthiness of that lender as well. Investors in loans, such as the Fund, may not be entitled to rely on the anti-fraud protections of the federal securities laws, although they may be entitled to certain contractual remedies. The market for loan obligations may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Because transactions in many loans are subject to extended trade settlement periods, a Fund may not receive the proceeds from the sale of a loan for a period after the sale. As a result, sale proceeds related to the sale of loans may not be available to make additional investments or to meet the Fund’s redemption obligations for a period after the sale of the loans, and, as a result, the Fund may have to sell other investments or engage in borrowing transactions, such as borrowing from its credit facility, if necessary to raise cash to meet its obligations.

Senior Loans hold the most senior position in the capital structure of a business entity, and are typically secured with specific collateral, but are nevertheless usually rated below investment grade. Because Second Lien Loans are subordinated or unsecured and thus lower in priority of payment to Senior Loans, they are subject to the additional risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower. Second Lien Loans generally have greater price volatility than Senior Loans and may be less liquid.

Market and Credit Risks — In the normal course of business, a Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, a Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Non-Diversification Risk — Each of the Emerging Markets Debt Fund and Local Emerging Markets Debt Fund is non-diversified, meaning that they are permitted to invest a larger percentage of their assets in fewer issuers than diversified mutual funds. Thus, a Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

Sector Risk — To the extent a Fund focuses its investments in securities of issuers in one or more sectors (such as the financial services or telecommunications sectors), the Fund may be subjected, to a greater extent than if its investments were diversified across different sectors, to the risks of volatile economic cycles and/or conditions and developments that may be particular to that sector, such as: adverse economic, business, political, environmental or other developments.

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GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

10. OTHER MATTERS

In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) 2017-08 – Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities held at a premium, by requiring amortization to the earliest call date. The ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. GSAM is currently evaluating the impact, if any, of the amendments.

11. SUBSEQUENT EVENTS

Subsequent events after the Statements of Assets and Liabilities date have been evaluated, and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

181

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2019

12. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Emerging Markets Debt Fund

	For the Fiscal Year Ended March 31, 2019		For the Fiscal Year Ended March 31, 2018

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	2,722,191	$32,457,682	5,293,973	$68,228,043
Reinvestment of distributions	268,756	3,189,475	316,034	4,075,790
Shares redeemed	(6,247,982)	(74,037,140)	(5,454,397)	(70,022,225)
	(3,257,035)	(38,389,983)	155,610	2,281,608
Class C Shares
Shares sold	297,761	3,534,487	773,678	9,951,120
Reinvestment of distributions	78,280	927,445	82,846	1,068,212
Shares redeemed	(1,332,626)	(15,727,504)	(668,207)	(8,595,415)
	(956,585)	(11,265,572)	188,317	2,423,917
Institutional Shares
Shares sold	48,986,873	583,523,166	81,323,944	1,048,108,685
Reinvestment of distributions	5,576,022	66,175,612	5,784,011	74,661,793
Shares redeemed	(121,909,237)	(1,439,663,635)	(60,686,630)	(774,922,409)
	(67,346,342)	(789,964,857)	26,421,325	347,848,069
Investor Shares
Shares sold	5,447,874	64,907,118	10,261,460	132,288,587
Reinvestment of distributions	521,732	6,195,712	441,014	5,689,440
Shares redeemed	(11,341,527)	(134,594,033)	(3,573,843)	(45,935,115)
	(5,371,921)	(63,491,203)	7,128,631	92,042,912
Class P Shares(a)
Shares sold	2,722,879	32,277,122	—	—
Reinvestment of distributions	60,452	709,159	—	—
Shares redeemed	(1,561,755)	(17,767,201)	—	—
	1,221,576	15,219,080	—	—
Class R6 Shares
Shares sold	30,713,944	361,315,580	21,500,845	271,553,176
Reinvestment of distributions	1,520,598	17,956,215	188,598	2,416,878
Shares redeemed	(28,241,290)	(328,878,675)	(714,276)	(9,143,066)
	3,993,252	50,393,120	20,975,167	264,826,988

NET INCREASE (DECREASE)	(71,717,055)	$(837,499,415)	54,869,050	$709,423,494

(a)	Class P Shares commenced operations on April 20, 2018.

182

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

12. SUMMARY OF SHARE TRANSACTIONS (continued)

	High Yield Fund

	For the Fiscal Year Ended March 31, 2019		For the Fiscal Year Ended March 31, 2018

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	3,584,667	$22,672,202	2,675,979	$17,524,930
Reinvestment of distributions	1,394,920	8,742,759	1,497,653	9,808,158
Shares redeemed	(7,496,027)	(46,974,100)	(11,210,562)	(73,509,585)
	(2,516,440)	(15,559,139)	(7,036,930)	(46,176,497)
Class C Shares
Shares sold	311,557	1,957,141	282,186	1,850,537
Reinvestment of distributions	149,733	942,353	226,003	1,480,739
Shares redeemed	(3,242,780)	(20,575,932)	(2,328,801)	(15,271,301)
	(2,781,490)	(17,676,438)	(1,820,612)	(11,940,025)
Institutional Shares
Shares sold	9,607,002	60,580,335	66,312,349	435,805,625
Reinvestment of distributions	7,535,413	47,682,035	22,686,914	148,904,007
Shares redeemed	(355,459,541)	(2,259,275,214)	(215,211,627)	(1,405,045,784)
	(338,317,126)	(2,151,012,844)	(126,212,364)	(820,336,152)
Service Shares
Shares sold	167,551	1,052,114	228,947	1,496,008
Reinvestment of distributions	87,311	546,854	83,562	546,124
Shares redeemed	(299,201)	(1,875,001)	(390,280)	(2,549,415)
	(44,339)	(276,033)	(77,771)	(507,283)
Investor Shares
Shares sold	554,794	3,496,809	726,160	4,764,955
Reinvestment of distributions	195,110	1,225,968	244,610	1,604,525
Shares redeemed	(1,753,410)	(11,038,459)	(2,080,987)	(13,614,120)
	(1,003,506)	(6,315,682)	(1,110,217)	(7,244,640)
Class P Shares(a)
Shares sold	325,017,697	2,058,421,639	—	—
Reinvestment of distributions	10,270,012	64,282,625	—	—
Shares redeemed	(81,882,872)	(508,780,556)	—	—
	253,404,837	1,613,923,708	—	—
Class R Shares
Shares sold	300,416	1,883,012	406,420	2,649,443
Reinvestment of distributions	106,771	668,679	102,842	672,303
Shares redeemed	(639,313)	(3,999,648)	(545,324)	(3,565,090)
	(232,126)	(1,447,957)	(36,062)	(243,344)
Class R6 Shares
Shares sold	7,604,069	47,963,350	38,770,261	249,630,088
Reinvestment of distributions	881,531	5,562,550	567,681	3,700,105
Shares redeemed	(33,975,941)	(216,388,864)	(31,632,552)	(210,058,668)
	(25,490,341)	(162,862,964)	7,705,390	43,271,525

NET DECREASE	(116,980,531)	$(741,227,349)	(128,588,566)	$(843,176,416)

(a)	Class P Shares commenced operations on April 20, 2018.

183

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2019

12. SUMMARY OF SHARE TRANSACTIONS (continued)

	High Yield Floating Rate Fund

	For the Fiscal Year Ended March 31, 2019		For the Fiscal Year Ended March 31, 2018

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	163,073	$1,564,661	78,473	$760,694
Reinvestment of distributions	20,065	190,230	17,859	173,314
Shares redeemed	(218,065)	(2,075,540)	(378,205)	(3,674,167)
	(34,927)	(320,649)	(281,873)	(2,740,159)
Class C Shares
Shares sold	18,938	180,149	80,278	778,208
Reinvestment of distributions	6,193	58,848	7,992	77,560
Shares redeemed	(157,857)	(1,512,452)	(103,662)	(1,005,412)
	(132,726)	(1,273,455)	(15,392)	(149,644)
Institutional Shares
Shares sold	13,849,723	133,619,768	120,311,176	1,168,954,054
Reinvestment of distributions	5,066,105	48,710,317	17,288,438	167,915,875
Shares redeemed	(413,718,507)	(3,971,537,480)	(133,721,496)	(1,296,664,216)
	(394,802,679)	(3,789,207,395)	3,878,118	40,205,713
Investor Shares
Shares sold	180,658	1,743,065	415,578	4,035,613
Reinvestment of distributions	18,173	173,667	15,298	148,610
Shares redeemed	(625,226)	(5,986,741)	(275,622)	(2,676,763)
	(426,395)	(4,070,009)	155,254	1,507,460
Class P Shares(a)
Shares sold	452,886,026	4,346,179,100	—	—
Reinvestment of distributions	12,916,410	122,306,690	—	—
Shares redeemed	(229,472,782)	(2,146,387,804)	—	—
	236,329,654	2,322,097,986	—	—
Class R Shares
Shares sold	4,256	39,634	6,931	66,954
Reinvestment of distributions	318	3,012	132	1,286
Shares redeemed	(2,008)	(19,408)	(151)	(1,466)
	2,566	23,238	6,912	66,774
Class R6 Shares(b)
Shares sold	46,784	450,000	23,478,461	227,508,901
Reinvestment of distributions	558,244	5,355,770	63,019	609,663
Shares redeemed	(19,597,508)	(188,474,953)	(1,715,249)	(16,595,217)
	(18,992,480)	(182,669,183)	21,826,231	211,523,347

NET INCREASE (DECREASE)	(178,056,987)	$(1,655,419,467)	25,569,250	$250,413,491

(a)	Class P Shares commenced operations on April 20, 2018.
(b)	Class R6 Shares commenced operations on November 30, 2017.

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GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

12. SUMMARY OF SHARE TRANSACTIONS (continued)

	Investment Grade Credit Fund

	For the Fiscal Year Ended March 31, 2019		For the Fiscal Year Ended March 31, 2018

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	153,109	$1,359,815	741,257	$6,841,303
Reinvestment of distributions	29,795	264,751	54,889	504,930
Shares redeemed	(453,055)	(4,024,123)	(3,253,087)	(30,060,983)
	(270,151)	(2,399,557)	(2,456,941)	(22,714,750)
Institutional Shares
Shares sold	1,660,280	14,692,569	6,071,093	56,099,961
Reinvestment of distributions	267,431	2,378,877	555,023	5,106,235
Shares redeemed	(15,612,411)	(138,700,624)	(4,208,105)	(38,677,889)
	(13,684,700)	(121,629,178)	2,418,011	22,528,307
Separate Account Institutional Shares
Shares sold	4,272,442	37,936,564	5,033,829	46,329,538
Reinvestment of distributions	833,082	7,406,051	753,808	6,935,534
Shares redeemed	(6,110,608)	(53,992,894)	(7,416,271)	(68,020,919)
	(1,005,084)	(8,650,279)	(1,628,634)	(14,755,847)
Investor Shares
Shares sold	190,417	1,674,867	217,088	2,010,744
Reinvestment of distributions	16,407	145,640	15,480	142,397
Shares redeemed	(371,953)	(3,267,167)	(170,385)	(1,556,854)
	(165,129)	(1,446,660)	62,183	596,287
Class P Shares(a)
Shares sold	22,620,383	201,934,850	—	—
Reinvestment of distributions	326,376	2,907,036	—	—
Shares redeemed	(1,486,320)	(13,137,446)	—	—
	21,460,439	191,704,440	—	—
Class R6 Shares
Shares sold	72,673	640,033	551	5,109
Reinvestment of distributions	593	5,356	52	478
Shares redeemed	(1,570)	(14,144)	(1)	(9)
	71,696	631,245	602	5,578

NET INCREASE (DECREASE)	6,407,071	$58,210,011	(1,604,779)	$(14,340,425)

(a)	Class P Shares commenced operations on April 20, 2018.

185

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2019

12. SUMMARY OF SHARE TRANSACTIONS (continued)

	Local Emerging Markets Debt Fund

	For the Fiscal Year Ended March 31, 2019		For the Fiscal Year Ended March 31, 2018

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	347,675	$2,111,977	722,318	$4,818,499
Reinvestment of distributions	49,392	290,520	67,770	448,064
Shares redeemed	(736,659)	(4,431,759)	(1,271,026)	(8,333,948)
	(339,592)	(2,029,262)	(480,938)	(3,067,385)
Class C Shares
Shares sold	127,824	748,798	223,972	1,488,137
Reinvestment of distributions	38,134	223,287	42,839	283,528
Shares redeemed	(424,991)	(2,448,605)	(205,314)	(1,355,374)
	(259,033)	(1,476,520)	61,497	416,291
Institutional Shares
Shares sold	8,912,187	54,899,592	15,372,819	102,033,316
Reinvestment of distributions	1,003,785	5,964,730	2,322,553	15,322,938
Shares redeemed	(39,939,321)	(231,901,827)	(34,190,873)	(224,314,254)
	(30,023,349)	(171,037,505)	(16,495,501)	(106,958,000)
Investor Shares
Shares sold	1,172,391	7,113,081	1,235,745	8,203,740
Reinvestment of distributions	74,920	438,176	59,598	395,174
Shares redeemed	(1,686,136)	(9,800,633)	(663,974)	(4,375,359)
	(438,825)	(2,249,376)	631,369	4,223,555
Class P Shares(a)
Shares sold	12,309,214	72,115,909	—	—
Reinvestment of distributions	405,898	2,303,744	—	—
Shares redeemed	(3,611,734)	(20,502,961)	—	—
	9,103,378	53,916,692	—	—
Class R6 Shares(b)
Shares sold	19,238,105	114,075,864	8,640,324	58,107,781
Reinvestment of distributions	904,051	5,203,218	54,983	376,647
Shares redeemed	(12,153,460)	(68,394,617)	(488,917)	(3,339,502)
	7,988,696	50,884,465	8,206,390	55,144,926

NET DECREASE	(13,968,725)	$(71,991,506)	(8,077,183)	$(50,240,613)

(a)	Class P Shares commenced operations on April 20, 2018.
(b)	Class R6 Shares commenced operations on November 30, 2017.

186

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

12. SUMMARY OF SHARE TRANSACTIONS (continued)

	U.S. Mortgages Fund

	For the Fiscal Year Ended March 31, 2019		For the Fiscal Year Ended March 31, 2018

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	3,562,249	$36,167,495	1,876,182	$19,610,212
Reinvestment of distributions	77,894	790,440	82,381	858,491
Shares redeemed	(3,036,646)	(30,663,173)	(4,034,319)	(42,118,625)
	603,497	6,294,762	(2,075,756)	(21,649,922)
Institutional Shares
Shares sold	2,459,139	25,076,453	4,017,920	41,749,663
Reinvestment of distributions	116,111	1,181,298	162,512	1,691,821
Shares redeemed	(7,126,351)	(72,695,244)	(2,351,436)	(24,429,167)
	(4,551,101)	(46,437,493)	1,828,996	19,012,317
Separate Account Institutional
Shares sold	4,010,474	40,545,758	4,605,750	47,861,233
Reinvestment of distributions	611,699	6,206,919	502,247	5,219,892
Shares redeemed	(5,356,831)	(54,137,598)	(4,261,527)	(44,061,209)
	(734,658)	(7,384,921)	846,470	9,019,916
Investor Shares
Shares sold	6,669,415	67,722,904	7,385,998	77,085,524
Reinvestment of distributions	459,929	4,677,124	346,367	3,606,944
Shares redeemed	(7,476,266)	(75,860,432)	(6,245,277)	(65,046,289)
	(346,922)	(3,460,404)	1,487,088	15,646,179
Class P Shares(a)
Shares sold	861,600	8,764,111	—	—
Reinvestment of distributions	20,321	206,554	—	—
Shares redeemed	(50,620)	(512,132)	—	—
	831,301	8,458,533	—	—
Class R6 Shares
Shares sold	1,146,544	11,682,322	365,292	3,803,467
Reinvestment of distributions	22,296	227,258	9,779	101,790
Shares redeemed	(273,585)	(2,782,666)	(125,140)	(1,305,183)
	895,255	9,126,914	249,931	2,600,074

NET INCREASE (DECREASE)	(3,302,628)	$(33,402,609)	2,336,729	$24,628,564

(a)	Class P Shares commenced operations on April 20, 2018.

187

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees of Goldman Sachs Trust and Shareholders of Goldman Sachs Emerging Markets Debt Fund, Goldman Sachs High Yield Fund, Goldman Sachs High Yield Floating Rate Fund, Goldman Sachs Investment Grade Credit Fund, Goldman Sachs Local Emerging Markets Debt Fund, and Goldman Sachs U.S. Mortgages Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Goldman Sachs Emerging Markets Debt Fund, Goldman Sachs High Yield Fund, Goldman Sachs High Yield Floating Rate Fund, Goldman Sachs Investment Grade Credit Fund, Goldman Sachs Local Emerging Markets Debt Fund, and Goldman Sachs U.S. Mortgages Fund (six of the funds constituting Goldman Sachs Trust, hereafter collectively referred to as the “Funds”) as of March 31, 2019, the related statements of operations for the year ended March 31, 2019, the statements of changes in net assets for each of the two years in the period ended March 31, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of March 31, 2019, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended March 31, 2019 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

Boston, Massachusetts

May 24, 2019

We have served as the auditor of one or more investment companies in the Goldman Sachs fund complex since 2000.

188

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Fund Expenses — Six Month Period Ended March 31, 2019 (Unaudited)

As a shareholder of Class A, Class C, Institutional, Service, Separate Account Institutional, Investor, Class P, Class R and Class R6 Shares of a Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares), contingent deferred sales charges on redemptions (with respect to Class C Shares), and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (with respect to Class A, Class C, Service and Class R Shares); and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class C, Institutional, Service, Separate Account Institutional, Investor, Class P, Class R or Class R6 Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2018 through March 31, 2019, which represents a period of 182 out of 365 days.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Emerging Markets Debt Fund				High Yield Fund				High Yield Floating Rate Fund
Share Class	Beginning Account Value 10/1/18	Ending Account Value 3/31/19		Expenses Paid for the 6 months ended 3/31/19*	Beginning Account Value 10/1/18	Ending Account Value 3/31/19		Expenses Paid for the 6 months ended 3/31/19*	Beginning Account Value 10/1/18	Ending Account Value 3/31/19		Expenses Paid for the 6 months ended 3/31/19*
Class A
Actual	$1,000.00	$1,057.40		$6.16	$1,000.00	$1,017.00		$5.23	$1,000.00	$996.50		$4.93
Hypothetical 5% return	1,000.00	1,019.75	+	6.04	1,000.00	1,019.75	+	5.24	1,000.00	1,019.75	+	4.99
Class C
Actual	1,000.00	1,052.60		9.98	1,000.00	1,011.70		8.98	1,000.00	992.80		8.64
Hypothetical 5% return	1,000.00	1,015.21	+	9.80	1,000.00	1,016.01	+	9.00	1,000.00	1,016.26	+	8.75
Institutional
Actual	1,000.00	1,058.30		4.41	1,000.00	1,016.90		3.82	1,000.00	997.20		3.19
Hypothetical 5% return	1,000.00	1,020.64	+	4.33	1,000.00	1,021.14	+	3.83	1,000.00	1,021.74	+	3.23
Service
Actual	—	—		—	1,000.00	1,014.30		6.33	—	—		—
Hypothetical 5% return	—	—		—	1,000.00	1,018.65	+	6.34	—	—		—
Investor
Actual	1,000.00	1,057.80		4.87	1,000.00	1,016.70		3.97	1,000.00	997.80		3.69
Hypothetical 5% return	1,000.00	1,020.19	+	4.78	1,000.00	1,020.99	+	3.98	1,000.00	1,021.24	+	3.73
Class P
Actual	1,000.00	1,058.30		4.36	1,000.00	1,016.90		3.77	1,000.00	997.30		3.19
Hypothethical 5% return	1,000.00	1,021.19	+	4.28	1,000.00	1,021.19	+	3.78	1,000.00	1,021.19	+	3.23
Class R
Actual	—	—		—	1,000.00	1,014.20		6.48	1,000.00	995.30		6.22
Hypothetical 5% return	—	—		—	1,000.00	1,018.50	+	6.49	1,000.00	1,018.50	+	6.29
Class R6
Actual	1,000.00	1,058.30		4.36	1,000.00	1,016.90		3.77	1,000.00	998.30		3.14
Hypothetical 5% return	1,000.00	1,020.69	+	4.28	1,000.00	1,021.19	+	3.78	1,000.00	1,021.79	+	3.18

*	Expenses for each share class are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended March 31, 2019. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class C	Institutional	Service	Investor	Class P	Class R	Class R6
Emerging Markets Debt+	1.20%	1.95%	0.86%	—%	0.95%	0.85%	—%	0.85%
High Yield+	1.04	1.79	0.76	1.26	0.79	0.75	1.29	0.75
High Yield Floating Rate+	0.99	1.74	0.64	—	0.74	0.64	1.25	0.63

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

189

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Fund Expenses — Six Month Period Ended March 31, 2019 (Unaudited) (continued)

	Investment Grade Credit Fund				Local Emerging Markets Debt Fund				U.S. Mortgages Fund
Share Class	Beginning Account Value 10/1/18	Ending Account Value 3/31/19		Expenses Paid for the 6 months ended 3/31/19*	Beginning Account Value 10/1/18	Ending Account Value 3/31/19		Expenses Paid for the 6 months ended 3/31/19*	Beginning Account Value 10/1/18	Ending Account Value 3/31/19		Expenses Paid for the 6 months ended 3/31/19*
Class A
Actual	$1,000.00	$1,048.90		$3.68	$1,000.00	$1,054.00		$6.20	$1,000.00	$1,037.20		$4.01
Hypothetical 5% return	1,000.00	1,021.34	+	3.63	1,000.00	1,021.34	+	6.09	1,000.00	1,021.34	+	3.98
Class C
Actual	—	—		—	1,000.00	1,050.10		10.02	—	—		—
Hypothetical 5% return	—	—		—	1,000.00	1,015.16	+	9.85	—	—		—
Institutional
Actual	1,000.00	1,050.70		1.94	1,000.00	1,055.60		4.66	1,000.00	1,038.90		2.29
Hypothetical 5% return	1,000.00	1,023.04	+	1.92	1,000.00	1,020.39	+	4.58	1,000.00	1,022.69	+	2.27
Separate Account Institutional
Actual	$1,000.00	1,050.80		$1.89	—	—		—	$1,000.00	$1,040.00		$2.24
Hypothetical 5% return	1,000.00	1,023.09	+	1.87	—	—		—	1,000.00	1,022.74	+	2.22
Investor
Actual	1,000.00	1,050.20		2.40	1,000.00	1,055.40		4.92	1,000.00	1,038.40		2.74
Hypothetical 5% return	1,000.00	1,022.59	+	2.37	1,000.00	1,020.14	+	4.84	1,000.00	1,022.24	+	2.72
Class P
Actual	1,000.00	1,049.60		1.89	1,000.00	1,055.70		4.61	1,000.00	1,039.90		2.24
Hypothethical 5% return	1,000.00	1,023.09	+	1.87	1,000.00	1,023.09	+	4.53	1,000.00	1,023.09	+	2.22
Class R6
Actual	1,000.00	1,050.70		1.89	1,000.00	1,055.70		4.61	1,000.00	1,038.90		2.24
Hypothetical 5% return	1,000.00	1,023.09	+	1.87	1,000.00	1,020.44	+	4.53	1,000.00	1,022.74	+	2.22

*	Expenses for each share class are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended March 31, 2019. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class C	Institutional	Separate Account Institutional	Investor	Class P	Class R6
Investment Grade Credit+	0.72%	—%	0.38%	0.37%	0.47%	0.37%	0.37%
Local Emerging Markets Debt+	1.21	1.96	0.91	—	0.96	0.90	0.90
U.S. Mortgages+	0.79	—	0.45	0.44	0.54	0.44	0.44

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

190

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

Jessica Palmer Age: 70	Chair of the Board of Trustees	Since 2018 (Trustee since 2007)	Ms. Palmer is retired. She was formerly Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/ Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Chair of the Board of Trustees — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	103	None

Kathryn A. Cassidy Age: 65	Trustee	Since 2015	Ms. Cassidy is retired. Formerly, she was Advisor to the Chairman (May 2014-December 2014); and Senior Vice President and Treasurer (2008-2014), General Electric Company & General Electric Capital Corporation (technology and financial services companies). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	103	None

Diana M. Daniels Age: 69	Trustee	Since 2007	Ms. Daniels is retired. Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is a Trustee Emeritus and serves as a Presidential Councillor of Cornell University (2013-Present); former Member of the Legal Advisory Board, New York Stock Exchange (2003- 2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006- 2007). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	103	None

Roy W. Templin Age: 58	Trustee	Since 2013

Mr. Templin is retired. He is Director, Armstrong World Industries, Inc. (a designer and manufacturer of ceiling, wall and suspension system solutions) (2016-Present); and was formerly Chairman of the Board of Directors, Con-Way Incorporated (a transportation, logistics and supply chain management service company) (2014-2015); Executive Vice President and Chief Financial Officer, Whirlpool Corporation (an appliance manufacturer and marketer) (2004- 2012). Previously, Mr. Templin served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (June 2013-October 2013).

Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.

				103	Armstrong World Industries, Inc. (a ceiling, wall and suspension systems solutions manufacturer)

Gregory G. Weaver Age: 67	Trustee	Since 2015	Mr. Weaver is retired. He is Director, Verizon Communications Inc. (2015-Present); and was formerly Chairman and Chief Executive Officer, Deloitte & Touche LLP (a professional services firm) (2001-2005 and 2012-2014); and Member of the Board of Directors, Deloitte & Touche LLP (2006-2012). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	103	Verizon Communications Inc.

191

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Trustees and Officers (Unaudited) (continued)

Interested Trustee*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

James A. McNamara Age: 56	President and Trustee	Since 2007

Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993- April 1998).

President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

				156	None

*	Mr. McNamara is considered to be an “Interested Trustee” because he holds positions with Goldman Sachs and owns securities issued by The Goldman Sachs Group, Inc. Mr. McNamara holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of March 31, 2019.
[2]	Subject to such policies as may be adopted by the Board from time-to-time, each Trustee holds office for an indefinite term, until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board or shareholders, in accordance with the Trust’s Declaration of Trust; or (c) the termination of the Trust. The Board has adopted policies which provide that (a) no Trustee shall hold office for more than 15 years and (b) a Trustee shall retire as of December 31st of the calendar year in which he or she reaches his or her 74th birthday, unless a waiver of such requirements shall have been adopted by a majority of the other Trustees. These policies may be changed by the Trustees without shareholder vote.
[3]	The Goldman Sachs Fund Complex includes certain other companies listed above for each respective Trustee. As of March 31, 2019, Goldman Sachs Trust consisted of 90 portfolios (88 of which offered shares to the public); Goldman Sachs Variable Insurance Trust consisted of 13 portfolios; Goldman Sachs Trust II consisted of 19 portfolios (17 of which offered shares to the public); Goldman Sachs MLP Income Opportunities Fund, Goldman Sachs MLP and Energy Renaissance Fund, Goldman Sachs Private Markets Fund 2018 LLC, Goldman Sachs Private Markets Fund 2018 (A) LLC and Goldman Sachs Private Markets Fund 2018 (B) LLC each consisted of one portfolio; and Goldman Sachs ETF Trust consisted of 29 portfolios (19 of which offered shares to the public).
[4]	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Fund’s Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384.

192

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years

James A. McNamara 200 West Street New York, NY 10282 Age: 56	Trustee and President	Since 2007

Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 41	Secretary	Since 2012

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (August 2006-December 2015); Associate General Counsel, Goldman Sachs (2012-Present); Assistant General Counsel, Goldman Sachs (August 2006-December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002-2006).

Secretary — Goldman Sachs Trust (previously Assistant Secretary (2012)); Goldman Sachs Variable Insurance Trust (previously Assistant Secretary (2012)); Goldman Sachs Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Middle Market Lending Corp.; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

Scott M. McHugh 200 West Street New York, NY 10282 Age: 47	Treasurer, Senior Vice President and Principal Financial Officer	Since 2009 (Principal Financial Officer since 2013)

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (February 2007-December 2015); Assistant Treasurer of certain mutual funds administered by DWS Scudder (2005-2007); and Director (2005-2007), Vice President (2000-2005), and Assistant Vice President (1998-2000), Deutsche Asset Management or its predecessor (1998-2007).

Treasurer, Senior Vice President and Principal Financial Officer — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

Joseph F. DiMaria 30 Hudson Street Jersey City, NJ 07302 Age: 50	Assistant Treasurer and Principal Accounting Officer	Since 2016 (Principal Accounting Officer since 2017)

Managing Director, Goldman Sachs (November 2015-Present) and Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC (May 2010-October 2015).

Assistant Treasurer and Principal Accounting Officer — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Fund’s Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-526-7384.
[1]	Information is provided as of March 31, 2019.
[2]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

Single Sector Fixed Income Funds Tax Information (Unaudited)

For the fiscal year ended March 31, 2019, 1.09% of the dividends paid from net investment company taxable income by the High Yield Fund qualify for the dividends received deduction available to corporations.

For the year ended March 31, 2019, 1.13% of the dividends paid from net investment company taxable income by the High Yield Fund qualify for the reduced tax rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

193

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $1.38 trillion in assets under supervision as of March 31, 2019, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM leverages the resources of Goldman Sachs & Co. LLC subject to legal, internal and regulatory restrictions.

Money Market

Financial Square FundsSM

∎	Financial Square Treasury Solutions Fund[1]
∎	Financial Square Government Fund[1]
∎	Financial Square Money Market Fund[2]
∎	Financial Square Prime Obligations Fund[2]
∎	Financial Square Treasury Instruments Fund[1]
∎	Financial Square Treasury Obligations Fund[1]
∎	Financial Square Federal Instruments Fund[1]

Investor FundsSM

∎	Investor Money Market Fund[3]
∎	Investor Tax-Exempt Money Market Fund[3]

Fixed Income

Short Duration and Government

∎	Enhanced Income Fund
∎	High Quality Floating Rate Fund
∎	Short-Term Conservative Income Fund
∎	Short Duration Government Fund
∎	Short Duration Income Fund
∎	Government Income Fund
∎	Inflation Protected Securities Fund

Multi-Sector

∎	Bond Fund
∎	Core Fixed Income Fund
∎	Global Income Fund
∎	Strategic Income Fund

Municipal and Tax-Free

∎	High Yield Municipal Fund
∎	Dynamic Municipal Income Fund
∎	Short Duration Tax-Free Fund
∎	Municipal Income Completion Fund

Single Sector

∎	Investment Grade Credit Fund
∎	U.S. Mortgages Fund
∎	High Yield Fund
∎	High Yield Floating Rate Fund
∎	Emerging Markets Debt Fund
∎	Local Emerging Markets Debt Fund

Fixed Income Alternatives

∎	Long Short Credit Strategies Fund

Fundamental Equity

∎	Equity Income Fund
∎	Small Cap Value Fund
∎	Small/Mid Cap Value Fund
∎	Mid Cap Value Fund
∎	Large Cap Value Fund
∎	Focused Value Fund
∎	Capital Growth Fund
∎	Strategic Growth Fund
∎	Small/Mid Cap Growth Fund
∎	Flexible Cap Fund
∎	Concentrated Growth Fund
∎	Technology Opportunities Fund
∎	Growth Opportunities Fund
∎	Rising Dividend Growth Fund
∎	Blue Chip Fund
∎	Income Builder Fund

Tax-Advantaged Equity

∎	U.S. Tax-Managed Equity Fund
∎	International Tax-Managed Equity Fund
∎	U.S. Equity Dividend and Premium Fund
∎	International Equity Dividend and Premium Fund

Equity Insights

∎	Small Cap Equity Insights Fund
∎	U.S. Equity Insights Fund
∎	Small Cap Growth Insights Fund
∎	Large Cap Growth Insights Fund
∎	Large Cap Value Insights Fund
∎	Small Cap Value Insights Fund
∎	International Small Cap Insights Fund
∎	International Equity Insights Fund
∎	Emerging Markets Equity Insights Fund

Fundamental Equity International

∎	International Equity Income Fund
∎	International Equity ESG Fund
∎	Asia Equity Fund
∎	Emerging Markets Equity Fund
∎	N-11 Equity Fund
∎	ESG Emerging Markets Equity Fund

Select Satellite

∎	Real Estate Securities Fund
∎	International Real Estate Securities Fund
∎	Commodity Strategy Fund
∎	Global Real Estate Securities Fund
∎	Alternative Premia Fund
∎	Absolute Return Tracker Fund
∎	Managed Futures Strategy Fund
∎	MLP Energy Infrastructure Fund
∎	MLP & Energy Fund
∎	Multi-Manager Alternatives Fund
∎	Absolute Return Multi-Asset Fund
∎	Global Infrastructure Fund

Total Portfolio Solutions

∎	Global Managed Beta Fund
∎	Multi-Manager Non-Core Fixed Income Fund
∎	Multi-Manager U.S. Dynamic Equity Fund
∎	Multi-Manager Global Equity Fund
∎	Multi-Manager International Equity Fund
∎	Tactical Tilt Overlay Fund
∎	Balanced Strategy Portfolio
∎	Multi-Manager U.S. Small Cap Equity Fund
∎	Multi-Manager Real Assets Strategy Fund
∎	Growth and Income Strategy Portfolio
∎	Growth Strategy Portfolio
∎	Dynamic Global Equity Fund[4]
∎	Satellite Strategies Portfolio
∎	Enhanced Dividend Global Equity Portfolio
∎	Tax-Advantaged Global Equity Portfolio
∎	Strategic Factor Allocation Fund
∎	Target Date 2020 Portfolio
∎	Target Date 2025 Portfolio
∎	Target Date 2030 Portfolio
∎	Target Date 2035 Portfolio
∎	Target Date 2040 Portfolio
∎	Target Date 2045 Portfolio
∎	Target Date 2050 Portfolio
∎	Target Date 2055 Portfolio
∎	Target Date 2060 Portfolio
∎	GQG Partners International Opportunities Fund
∎	Tactical Exposure Fund

[1]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[2]	You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[3]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[4]	Effective after the close of business on February 28, 2019, the Goldman Sachs Equity Growth Strategy Portfolio was renamed the Goldman Sachs Dynamic Global Equity Fund.
Financial Square FundsSM and Investor FundsSM are registered service marks of Goldman Sachs & Co. LLC.
*	This list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

TRUSTEES Jessica Palmer, Chair Kathryn A. Cassidy Diana M. Daniels James A. McNamara Roy W. Templin Gregory G. Weaver	OFFICERS James A. McNamara, President Joseph F. DiMaria, Principal Financial Officer, Principal Accounting Officer and Treasurer Caroline L. Kraus, Secretary

GOLDMAN SACHS & CO. LLC Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Funds will file portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be made available on the SEC’s web site at http://www.sec.gov. Portfolio holdings information may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Goldman Sachs & Co. LLC (‘‘Goldman Sachs’’) does not provide legal, tax or accounting advice. Any statement contained in this communication (including any attachments) concerning U.S. tax matters was not intended or written to be used, and cannot be used, for the purpose of avoiding penalties under the Internal Revenue Code, and was written to support the promotion or marketing of the transaction(s) or matter(s) addressed. Clients of Goldman Sachs should obtain their own independent tax advice based on their particular circumstances.

Economic and market forecasts presented herein reflect a series of assumptions and judgments as of the date of this report and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

Fund holdings and allocations shown are as of March 31, 2019 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk. The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

A summary prospectus, if available, or a Prospectus for the Funds containing more information may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550). Please consider a Fund’s objectives, risks, and charges and expenses, and read the summary prospectus, if available, and the Prospectus carefully before investing. The summary prospectus, if available, and the Prospectus contains this and other information about the Funds.

© 2019 Goldman Sachs. All rights reserved. 165306-OTU-977785 SSFIAR-19

ITEM 2.	CODE OF ETHICS.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(b) During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(c) During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

(d) A copy of the Code of Ethics is available as provided in Item 13(a)(1) of this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. Gregory G. Weaver is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Table 1 — Items 4(a) - 4(d). The accountant fees below reflect the aggregate fees billed by all of the Funds of the Goldman Sachs Trust and includes the Goldman Sachs Funds to which this certified shareholder report relates.

	2019	2018	Description of Services Rendered

Audit Fees:

• PricewaterhouseCoopers LLP (“PwC”)	$4,670,430	$3,537,615	Financial Statement audits.

Audit-Related Fees:

• PwC	$478,879	$348,718	Other attest services.

Tax Fees:

• PwC	$1,320,879	$827,732	Tax compliance services provided in connection with the preparation and review of registrant’s tax returns.

Table 2 — Items 4(b)(c) & (d). Non-Audit Services to the Goldman Sachs Trust’s service affiliates * that were pre-approved by the Audit Committee of the Goldman Sachs Trust pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

	2019	2018	Description of Services Rendered

Audit-Related Fees:

• PwC	$1,945,098	$1,868,935	Internal control review performed in accordance with Statement on Standards for Attestation Engagements No. 16 and Semi-Annual Updates related to withholding tax accrual for non-US Jurisdictions. These fees are borne by the Funds’ Adviser.

*

These include the advisor (excluding sub-advisors) and any entity controlling, controlled by or under common control with the advisor that provides ongoing services to the registrant (hereinafter referred to as “service affiliates”).

Item 4(e)(1) — Audit Committee Pre-Approval Policies and Procedures

Pre-Approval of Audit and Non-Audit Services Provided to the Funds of the Goldman Sachs Trust. The Audit and Non-Audit Services Pre-Approval Policy (the “Policy”) adopted by the Audit Committee of Goldman Sachs Trust (“GST”) sets forth the procedures and the conditions pursuant to which services performed by an independent auditor for GST may be pre-approved. Services may be pre-approved specifically by the Audit Committee as a whole or, in certain circumstances, by the Audit Committee Chairman or the person designated as the Audit Committee Financial Expert. In addition, subject to specified cost limitations, certain services may be pre-approved under the provisions of the Policy. The Policy provides that the Audit Committee will consider whether the services provided by an independent auditor are consistent with the Securities and Exchange Commission’s rules on auditor independence. The Policy provides for periodic review and pre-approval by the Audit Committee of the services that may be provided by the independent auditor.

De Minimis Waiver. The pre-approval requirements of the Policy may be waived with respect to the provision of non-audit services that are permissible for an independent auditor to perform, provided (1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues subject to pre-approval that was paid to the independent auditors during the fiscal year in which the services are provided; (2) such services were not recognized by GST at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee, pursuant to the pre-approval provisions of the Policy.

Pre-Approval of Non-Audit Services Provided to GST’s Investment Advisers. The Policy provides that, in addition to requiring pre-approval of audit and non-audit services provided to GST, the Audit Committee will pre-approve those non-audit services provided to GST’s investment advisers (and entities controlling, controlled by or under common control with the investment advisers that provide ongoing services to GST) where the engagement relates directly to the operations or financial reporting of GST.

Item 4(e)(2) – 0% of the audit-related fees, tax fees and other fees listed in Table 1 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X. In addition, 0% of the non-audit services to the GST’s service affiliates listed in Table 2 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

Item 4(f) – Not applicable.

Item 4(g) Aggregate Non-Audit Fees Disclosure

The aggregate non-audit fees billed to GST by PwC for the twelve months ended March 31, 2019 and March 31, 2018 were approximately $1,799,758 and $1,176,450 respectively. The aggregate non-audit fees billed to GST’s adviser and service affiliates by PwC for non-audit services for the twelve months ended December 31, 2018 and December 31, 2017 were approximately $12.3 and $9.7 million respectively. With regard to the aggregate non-audit fees billed to GST’s adviser and service affiliates, the 2018 and 2017 amounts include fees for non-audit services required to be pre-approved [see Table 2] and fees for non-audit services that did not require pre-approval since they did not directly relate to GST’s operations or financial reporting.

Item 4(h) — GST’s Audit Committee has considered whether the provision of non-audit services to GST’s investment adviser and service affiliates that did not require pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the auditors’ independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 13.	EXHIBITS.

(a)(1)	Goldman Sachs Trust’s Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 12(a)(1) of the registrant’s Form N-CSR filed on July 8, 2015 for its International Equity Insights Funds.

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(a)(3)	Not applicable to open-end investment companies.

(a)(4)	There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust

By:	/s/ James A. McNamara

James A. McNamara
President/Chief Executive Officer
Goldman Sachs Trust

Date:	June 4, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James A. McNamara

James A. McNamara
President/Chief Executive Officer
Goldman Sachs Trust

Date:	June 4, 2019

By:	/s/ Joseph F. DiMaria

Joseph F. DiMaria
Principal Financial Officer
Goldman Sachs Trust

Date:	June 4, 2019